OMB APPROVAL
                                                     OMB Number:       3235-0570
                                                     Expires:  December 31, 2005
                                                     Estimated average burden
                                                     hours per response..... 5.0

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2004 through December 31, 2004


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


item 1.REPORTS TO SHAREOWNERS.

                                                         [LOGO]
                                                        PIONEER
                                                        Investments(R)

                        PIONEER VARIABLE CONTRACTS TRUST
     Pioneer Papp Small and Mid Cap Growth VCT Portfolio -- Class II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
  Portfolio and Performance Update                              2
  Comparing Ongoing Portfolio Expenses                          3
  Portfolio Management Discussion                               4
  Schedule of Investments                                       6
  Financial Statements                                          8
  Notes to Financial Statements                                12
  Report of Independent Registered Public Accounting Firm      15
  Trustees, Officers and Service Providers                     16

Please consider a Portfolio's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a Portfolio and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer Portfolio, contact your adviser, call 1-800-225-6292 or visit our website at www.pioneerfunds.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIECHART IN THE PRINTED MATERIAL]

Portfolio Diversification
(As a percentage of total investment portfolio)

Depository Receipts for International Stocks 2.9%
U.S. Common Stocks 97.1%

Sector Distribution
(As a percentage of equity holdings)

Materials 2.1%
Consumer Staples 5.5%
Financials 11.5%
Industrials 12.3%
Consumer Discretionary 15.8%
Health Care 24.2%
Information Technology 28.6%

Five Largest Holdings
(As a percentage of equity holdings)

1.  C.R. Bard, Inc.                3.15%
2.  UCBH Holdings, Inc.            3.07
3.  Federated Investors, Inc.      3.00
4.  Alberto-Culver Co.             2.97
5.  Investors Financial
    Services Corp.                 2.56

The Portfolio is actively managed and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------
Prices and Distributions

                               12/31/04      3/15/04
Net Asset Value per Share     $ 10.87      $ 10.00

Distributions per Share                  Short-Term        Long-Term
(3/15/04 - 12/31/04)       Dividends     Capital Gains     Capital Gains
                           $  -          $    -            $    -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Papp Small and Mid Cap Growth VCT Portfolio at net asset value, compared to that of the Russell 2500 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
Russell 2500 Growth Index

4-Mar     10000    10000
4-Dec     10861    10752

The Russell 2500 Growth Index measures the performance of U.S. small- and mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value
Life-of-Class       8.70%
(3/15/04)

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
2

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Papp Small and Mid Cap Growth VCT Portfolio

Based on actual returns from July 1, 2004 through December 31, 2004


Share Class                                        II
---------------------------------------------------------
       Beginning Account Value on 7/1/04       $ 1,000.00
       Ending Account Value on 12/31/04        $ 1,000.92
       Expenses Paid During Period*            $     7.03
---------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.40% for Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Papp Small and Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2004 through December 31, 2004

Share Class                                        II
---------------------------------------------------------
       Beginning Account Value on 7/1/04       $ 1,000.00
       Ending Account Value on 12/31/04        $ 1,020.11
       Expenses Paid During Period*            $     7.10
---------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.40% for Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

Equity markets rose in 2004, led by strong relative performance by small- and mid-cap stocks, especially the securities of companies showing the greatest earnings growth in a cyclical rebound. In the following interview, members of the management team of L. Roy Papp & Associates, which is responsible for the Portfolio's management, discuss the factors that influenced the performance of Pioneer Papp Small and Mid Cap Growth VCT Portfolio from the Portfolio's inception on March 15, 2004, through December 31, 2004.

Q:  How did the Portfolio perform?

A: Pioneer Papp Small and Mid Cap Growth VCT Portfolio produced positive results, although its emphasis on stable growth companies caused it to trail small- and mid-cap averages. For the period from Portfolio inception on March 15, 2004 through December 31, 2004, Class II shares of the Portfolio returned 8.70% at net asset value. In comparison, the Russell 2500 Growth Index returned 12.94% over the same period.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:  What factors affected Portfolio performance?

A: We emphasize higher quality growth companies with healthy balance sheets, consistent long-term earnings, strong profit growth and relatively little debt. In 2004, the performance of our Portfolio trailed that of our benchmark index. One reason is that we placed a strong emphasis on technology companies, which tended to trail market averages until the final two months of the year. In fact, after a slow start in the period, the Portfolio's performance improved considerably during the final three months of the year. Within technology, we also held the stocks of many semiconductor companies because of our confidence in their long-term earnings prospects. Our semiconductor holdings also were diversified, by their customers, across many different industries. However, when Intel, the largest semiconductor company, reported decelerating earnings growth for a quarter, all semiconductor stocks tended to fall in the market's reaction. We tended to de-emphasize small- and mid-cap software companies because they include relatively few corporations that have the potential to dominate their industries. Our concerns about valuations also caused us to avoid some high-flying Internet stocks, most notably Yahoo and Google.

    Our focus has been predominately in mid-cap companies that meet our quality criteria. They are companies with long-term operating histories, usually more than 15 to 20 years, and we try to invest in them for long periods of time. Because we focus on companies with consistent earnings, we also de-emphasize cyclical companies whose earnings tend to fluctuate dramatically depending on the business cycle.

Q:  What were some of the investments that helped performance?

A: Among the investments that supported performance, was UCBH Holdings, which was a standout. This West Coast bank specializes in offering services to the fast-growing Asian-American community and recently opened a new branch in Hong Kong. Another financial services company that appreciated substantially was T. Rowe Price, the asset management and mutual fund company. We believe it is in a strong position to benefit from proposals to privatize retirement and health care accounts.

A Word About Risk:

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance a portfolio holding more securities. Investing in small and mid-sized companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

   Other investments that helped performance included: Apollo Group, which provides adult vocational educational programs both on campuses and on the Internet; O'Reilly Automotive, a supplier of aftermarket auto parts; Polaris, a manufacturer of all-terrain vehicles and personal watercraft; and Plantronics, a leader in developing telephone headsets. Several health care related stocks also performed well, including: Resmed, which is developing products for patients with sleep disorders; Dentsply International, which provides dental supplies; and Waters, which provides specialized equipment to the biotechnology industry. C.R. Bard, a medical products company, was a recent addition to the portfolio that has supported performance.

Q: What were some of the investments that proved disappointing?

A: We emphasize companies with records of consistent earnings. As a result, we were underweighted in oil supply companies, whose stock prices registered strong gains as the price of oil soared during the year. Semiconductor industry holdings that detracted from results during the year included Novellus, Semtech and Microchip. Despite their disappointing performance during 2004, we remain confident about their longer-term prospects and continue to hold them.

Q: What is your outlook?

A: We feel confident about the future earnings prospects of the investments in our portfolio. We have just gone through a period in which many highly speculative companies, including some with inconsistent earnings records, have performed well. We believe that environment will not last forever.

   We think Pioneer Papp Small and Mid Cap Growth VCT Portfolio is well positioned for an environment that places a higher value on companies that strive to deliver consistent earnings growth over longer periods of time.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

      Shares                                                    Value
                   COMMON STOCKS - 98.3%
                   Materials - 2.1%
                   Specialty Chemicals - 2.1%
         900       Sigma-Aldrich Corp.                     $   54,414
                                                           ----------
                   Total Materials                         $   54,414
                                                           ----------
                   Commercial Services & Supplies - 10.7%
                   Data Processing Services - 1.2%
       1,700       Forrester Research, Inc.*               $   30,498
                                                           ----------
                   Diversified Commerce Services - 9.5%
         600       Apollo Group, Inc.*                     $   48,426
       1,550       ChoicePoint, Inc.*                          71,285
       1,598       Cintas Corp.                                70,088
       3,200       DeVry, Inc.*                                55,552
                                                           ----------
                                                           $  245,351
                                                           ----------
                   Total Commercial Services &
                   Supplies                                $  275,849
                                                           ----------
                   Transportation - 2.5%
                   Air Freight & Couriers - 2.5%
       1,170       Expeditors International of
                   Washington, Inc.                        $   65,380
                                                           ----------
                   Total Transportation                    $   65,380
                                                           ----------
                   Consumer Durables & Apparel - 2.5%
                   Leisure Products - 2.5%
         950       Polaris Industries, Inc.                $   64,619
                                                           ----------
                   Total Consumer Durables & Apparel       $   64,619
                                                           ----------
                   Hotels, Restaurants & Leisure - 2.2%
                   Restaurants - 2.2%
       1,600       Brinker International, Inc.*            $   56,112
                                                           ----------
                   Total Hotels, Restaurants & Leisure     $   56,112
                                                           ----------
                   Media - 6.9%
                   Advertising - 5.7%
       2,800       Harte-Hanks, Inc.                       $   72,744
       1,350       WPP Group Plc (A.D.R.)                      73,778
                                                           ----------
                                                           $  146,522
                                                           ----------
                   Broadcasting & Cable Television - 1.2%
       1,800       Saga Communications, Inc.*              $   30,330
                                                           ----------
                   Total Media                             $  176,852
                                                           ----------
                   Retailing - 4.0%
                   General Merchandise Stores - 1.4%
       1,100       Family Dollar Stores, Inc.              $   34,353
                                                           ----------
                   Specialty Stores - 2.6%
       1,500       O'Reilly Automotive, Inc.*              $   67,575
                                                           ----------
                   Total Retailing                         $  101,928
                                                           ----------

      Shares                                                    Value
                   Household & Personal Products - 5.4%
                   Household Products - 2.5%
       1,100       Clorox Co.                              $   64,823
                                                           ----------
                   Personal Products - 2.9%
       1,550       Alberto-Culver Co. (Class B)            $   75,284
                                                           ----------
                   Total Household & Personal
                   Products                                $  140,107
                                                           ----------
                   Health Care Equipment & Services - 23.8%
                   Health Care Distributors - 2.7%
       1,600       Patterson Co.*                          $   69,424
                                                           ----------
                   Health Care Equipment - 15.6%
       1,250       C. R. Bard, Inc.                        $   79,975
       1,300       Dentsply International, Inc.                73,060
       2,400       Molecular Devices Corp.*                    48,240
       1,200       ResMed, Inc.*                               61,320
       1,384       Stryker Corp.                               66,778
       1,900       Techne Corp.*                               73,910
                                                           ----------
                                                           $  403,283
                                                           ----------
                   Health Care Services - 5.5%
         500       Express Scripts, Inc.*                  $   38,220
       2,490       IMS Health, Inc.                            57,793
       1,100       Medco Health Solutions, Inc.*               45,760
                                                           ----------
                                                           $  141,773
                                                           ----------
                   Total Health Care Equipment &
                   Services                                $  614,480
                                                           ----------
                   Banks - 3.0%
                   Regional Banks - 3.0%
       1,700       UCBH Holdings, Inc.                     $   77,894
                                                           ----------
                   Total Banks                             $   77,894
                                                           ----------
                   Diversified Financials - 8.3%
                   Asset Management & Custody Banks - 8.3%
       2,500       Federated Investors, Inc.               $   76,000
       1,500       Investors Financial Services Corp.          74,970
       1,000       T. Rowe Price Associates, Inc.              62,200
                                                           ----------
                                                           $  213,170
                                                           ----------
                   Total Diversified Financials            $  213,170
                                                           ----------
                   Software & Services - 7.9%
                   Data Processing & Outsourced Services - 7.9%
       1,300       DST Systems, Inc.*                      $   67,756
       1,700       Fiserv, Inc.*                               68,323
       2,400       SunGard Data Systems, Inc.*                 67,992
                                                           ----------
                                                           $  204,071
                                                           ----------
                   Total Software & Services               $  204,071
                                                           ----------
                   Technology Hardware & Equipment - 7.1%
                   Communications Equipment - 1.6%
       1,000       Plantronics, Inc.                       $   41,470
                                                           ----------

6 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

      Shares                                                    Value
                   Electronic Equipment &
                   Instruments - 1.6%
         900       Waters Corp.*                           $   42,111
                                                           ----------
                   Electronic Manufacturer Services - 3.9%
       2,600       Molex, Inc.                             $   69,290
       1,100       National Instruments Corp.                  29,975
                                                           ----------
                                                           $   99,265
                                                           ----------
                   Total Technology Hardware &
                   Equipment                               $  182,846
                                                           ----------
                   Semiconductors - 9.4%
                   Semiconductor Equipment - 2.6%
       1,100       KLA-Tencor Corp.*                       $   51,238
         600       Novellus Systems, Inc.*                     16,733
                                                           ----------
                                                           $   67,971
                                                           ----------
                   Semiconductors - 6.8%
       1,600       Linear Technology Corp.                 $   62,015
       2,600       Microchip Technology                        69,316
       2,000       Semtech Corp.*                              43,740
                                                           ----------
                                                           $  175,071
                                                           ----------
                   Total Semiconductors                    $  243,042
                                                           ----------

      Shares                                                    Value
                   Capital Goods - 2.5%
                   Manufacturing (Specialized) - 2.5%
       1,250       Mettler-Toledo International, Inc.*     $   64,138
                                                           ----------
                   Total Capital Goods                     $   64,138
                                                           ----------
                   TOTAL COMMON STOCKS
                   (Cost $2,389,780)                       $2,534,902
                                                           ----------
                   TOTAL INVESTMENTS IN
                   SECURITIES - 98.3%
                   (Cost $2,389,780)                       $2,534,902
                                                           ----------
                   OTHER ASSETS AND
                   LIABILITIES - 1.7%                      $   43,622
                                                           ----------
                   TOTAL NET ASSETS - 100.0%               $2,578,524
                                                           ==========

(A.D.R.) American Depositary Receipt
*        Non-Income producing security

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  3/15/04
                                                                     to
Class II                                                         12/31/04
Net asset value, beginning of period                              $ 10.00
                                                                  -------
Increase from investment operations:
 Net investment loss                                              $ (0.02)
 Net realized and unrealized gain on investments                     0.89
                                                                  --------
  Net increase from investment operations                         $  0.87
                                                                  --------
 Net increase in net asset value                                  $  0.87
                                                                  --------
 Net asset value, end of period                                   $ 10.87
                                                                  =======
Total return*                                                        8.70%
Ratio of net expenses to average net assets+                         1.00%**
Ratio of net investment loss to average net assets+                 (0.51)%**
Portfolio turnover rate                                                44%
Net assets, end of period (in thousands)                           $2,579
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        7.50%**
 Net investment loss                                                (7.01)%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.00%**
 Net investment loss                                                (0.51)%**

 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period. Total return rate is not annualized.
** Annualized.
 + Ratios with no reduction for fees paid indirectly.

8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $2,389,780)      $2,534,902
 Cash                                                         189,652
  Receivables -
  Investment securities sold                                   71,375
  Dividends, interest and foreign taxes withheld                  720
 Due from Pioneer Investment Management, Inc.                   6,245
  Other                                                           624
                                                           ----------
    Total assets                                           $2,803,518
                                                           ----------
LIABILITIES:
 Payables -
  Investment securities purchased                           $  181,195
  Fund shares repurchased                                       1,003
 Due to affiliates                                              2,185
 Accrued expenses                                              40,611
                                                           ----------
   Total liabilities                                       $  224,994
                                                           ----------
NET ASSETS:
 Paid-in capital                                           $2,486,138
 Accumulated undistributed net realized gain (loss)           (52,736)
 Net unrealized gain (loss) on:
  Investments                                                 145,122
                                                           ----------
   Total net assets                                        $2,578,524
                                                           ----------
NET ASSET VALUE PER SHARE:
 Class II:
 (No par value, unlimited number of shares authorized)
  Net assets                                               $2,578,524
 Shares outstanding                                           237,257
                                                           ----------
 Net asset value per share                                 $    10.87
                                                           ----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                       For the period
                                                        from 3/15/04
                                                       (Commencement
                                                       of Operations)
                                                        to 12/31/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $21)         $   4,402
 Interest                                                       758
                                                          ---------
  Total investment income                                 $   5,160
                                                          ---------
EXPENSES:
 Management fees                                          $   7,899
 Transfer agent fees                                          1,260
 Distribution fees                                            2,633
 Administrative fees                                         13,875
 Custodian fees                                              10,806
 Professional fees                                           31,101
 Printing                                                    11,535
 Fees and expenses of nonaffiliated trustees                     99
 Miscellaneous                                                  260
                                                          ---------
  Total expenses                                          $  79,468
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                   (68,936)
                                                          ---------
  Net expenses                                            $  10,532
                                                          ---------
    Net investment income (loss)                          $  (5,372)
                                                          ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
  Investments                                             $ (52,736)
                                                          ---------
                                                          $ (52,736)
                                                          ---------
 Change in net unrealized gain or loss from:
  Investments                                             $ 145,122
                                                          ---------
                                                          $ 145,122
                                                          ---------
 Net gain (loss) on investments                           $  92,386
                                                          =========
 Net increase (decrease) in net assets resulting
  from operations                                         $  87,014
                                                          =========

 10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                For the period
                                                 from 3/15/04
                                                (Commencement
                                                of Operations)
                                                 to 12/31/04
FROM OPERATIONS:
Net investment income                            $   (5,372)
Net realized gain (loss) on investments             (52,736)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                      145,122
                                                 ----------
  Net increase (decrease) in net assets
    resulting from operations                    $   87,014
                                                 ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                 $3,211,433
Cost of shares repurchased                         (719,923)
                                                 ----------
  Net increase in net assets
    resulting from Fund share transactions       $2,491,510
                                                 ----------
  Net increase in net assets                     $2,578,524
NET ASSETS:
End of period                                    $2,578,524
                                                 ==========

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Papp Small and Mid Cap Growth VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-two separate diversified portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
     Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)
     Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
     Pioneer Balanced VCT Portfolio (Balanced Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap Value II Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

The Papp Small and Mid Cap Growth VCT Portfolio commenced operations on March 15, 2004.

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Papp Small and Mid Cap Growth Portfolio is long term capital growth.

The financial statements and financial highlights of all other portfolios are presented in separate books.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The Portfolio has elected to defer $8,778 in capital losses recognized between November 1, 2004 and December 31, 2004 to its fiscal year ending December 31, 2005.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, Papp Small and Mid Cap Growth VCT Portfolio had a capital loss carryforward of $25,641, which will expire in 2012 if not utilized.

   At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.
--------------------------------------------------------------------------------

                                                          Undistributed Net     Accumulated
                                                              Investment          Realized        Paid-In
Portfolio                                                   Income (Loss)       Gain (Loss)       Capital
----------------------------------------------------------------------------------------------------------
 Pioneer Papp Small and Mid Cap Growth VCT Portfolio            $5,372             $ (0)       $(5,372)
                                                                ======             =====       =========
----------------------------------------------------------------------------------------------------------

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004, on a tax basis. There were no distributions paid during the fiscal year ended December 31, 2004.
--------------------------------------------------------------------------------

                                                 2004
--------------------------------------------------------------------------------
  Distributable Earnings
     (Accumulated Losses):
  Undistributed ordinary income              $    --
  Undistributed long-term gain/
     (capital loss carryforward)             (25,641)
  Post-October loss deferred                  (8,778)
  Unrealized appreciation (depreciation)     126,805
                                             -------
     Total                                   $92,356
                                             =======
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

D. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

PIONEER VARIABLE CONTRACTS TRUST
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $1,542 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $135 in transfer agent fees payable to PIMSS at December 31, 2004.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $508 payable to PFD at December 31, 2004.

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                                     Net
                                                                  Gross            Gross        Appreciation/
                                                Tax Cost      Appreciation     Depreciation     (Depreciation)
                                             -------------   --------------   --------------   ---------------
 Papp Small and Mid Cap Growth Portfolio      $2,408,097        $160,346        $ (33,541)         $126,805
                                              ==========      =============    =============    =============
---------------------------------------------------------------------------------------------------------------

 6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the period ended December 31, 2004, were $3,023,924 and $581,408, respectively.

7. Capital Shares

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:
--------------------------------------------------------------------------------

Papp Small & Mid Cap Growth Portfolio  '04 Shares      '04 Amount
------------------------------------------------------------------

 CLASS II:
 Shares sold                             308,301      $3,211,433
 Reinvestment of distributions                --              --
 Shares repurchased                      (71,044)       (719,923)
                                         -------      ----------
  Net increase                           237,257      $2,491,510
                                         =======      ==========
------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Class II Shareowners of Pioneer Papp Small and Mid Cap Growth VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Papp Small and Mid Cap Growth VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statements of operations and changes in net assets, and the financial highlights, for the period from March 15, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Papp Small and Mid Cap Growth VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations, changes in its net assets, and the financial highlights, for the period from March 15, 2004 (commencement of operations) to December 31, 2004 in conformity with U.S. generally accepted accounting principles.

                                             /s/ Ernst & Young

Boston, Massachusetts
February 11, 2005

--------------------------------------------------------------------------------
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                   Trustees and Officers
Pioneer Investment Management, Inc.                  The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together
Custodian                                            with their rincipal occupations during the past five years. Trustees who
Brown Brothers Harriman & Co                         are interested persons of the Portfolio within the meaning of the
                                                     Investment Company Act of 1940 are referred to as Interested Trustees.
Independent Registered Public Accounting Firm        Trustees who are not interested persons of the Trust are referred to as
Ernst & Young LLP                                    Trustees. Each of the Trustees serves as a trustee of each of the 73 U.S.
                                                     registered investment portfolios for which Pioneer Investment Management,
Principal Underwriter                                Inc. ("Pioneer") serves as investment adviser (the "Trust"). The address
Pioneer Funds Distributor, Inc.                      for all Interested Trustees and all officers of the Portfolio is 60 State
                                                     Street, Boston, Massachusetts 02109.

Legal Counsel                                        The Trust's statement of additional information provides more detailed
Wilmer Cutler Pickering Hale and Dorr LLP            information regarding the  Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Shareowner Services and Transfer                     Proxy Voting Policies and Procedures of the Trust are available without
Pioneer Investment Management Shareholder Services,  charge, upon Agent request, by calling our toll free number
Inc.                                                 (1-800-225-6292). This information is also available online at
                                                     pioneerfunds.com.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                POSITIONS HELD                        PRINCIPAL OCCUPATION DURING
NAME AND AGE    WITH THE TRUST  TERM OF OFFICE        PAST FIVE YEARS                    OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan,  Chairman of the Serves until          Trustee and President Serves      Director of Harbor Global Company, Ltd.
Jr. (78)*       Board, Trustee  successor trustee     until retirement or removal;
                and President   is elected or         Deputy Chairman and a
                                earlier retirement    Director of Pioneer Global
                                or removal            Asset Management S.p.A.
                                                      ("PGAM"); Non-Executive
                                                      Chairman and a Director of
                                                      Pioneer Investment
                                                      Management USA Inc.
                                                      ("PIM-USA"); Chairman and a
                                                      Director of Pioneer;
                                                      Director of Pioneer
                                                      Alternative Investment
                                                      Management Limited (Dublin);
                                                      President and a Director of
                                                      Pioneer Alternative
                                                      Investment Management
                                                      (Bermuda) Limited and
                                                      affiliated funds; President
                                                      and Director of Pioneer
                                                      Funds Distributor, Inc.
                                                      ("PFD"); President of all of
                                                      the Pioneer Funds; and Of
                                                      Counsel (since 2000, partner
                                                      prior to 2000), Wilmer
                                                      Cutler Pickering Hale and
                                                      Dorr LLP (counsel to PIM-USA
                                                      and the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood  Trustee and     Serves until           President and Chief           None
(52)**          Executive Vice  successor trustee is   Executive Officer, PIM-USA
                President       elected or earlier     since May 2003 (Director
                                retirement or removal  since January 2001);
                                                       President and Director of
                                                       Pioneer since May 2003;
                                                       Chairman and Director of
                                                       Pioneer Investment
                                                       Management Shareholder
                                                       Services, Inc. ("PIMSS")
                                                       since May 2003; Executive
                                                       Vice President of all of th
                                                       Pioneer Funds since June
                                                       2003; Executive Vice
                                                       President and Chief
                                                       Operating Officer of
                                                       PIM-USA, November 2000 to
                                                       May 2003; Executive Vice
                                                       President, Chief Financial
                                                       Officer and Treasurer, John
                                                       Hancock Advisers, L.L.C.,
                                                       Boston, MA, November 1999 t
                                                       November 2000; Senior Vice
                                                       President and Chief
                                                       Financial Officer, John
                                                       Hancock Advisers, L.L.C.,
                                                       April 1997 to November 1999

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                POSITIONS HELD                        PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS HELD BY
NAME AND AGE    WITH THE TRUST  TERM OF OFFICE        PAST FIVE YEARS                 THIS TRUSTEE
David R.        Trustee since   Serves until a        Senior Vice President and       Director of The Enterprise Social Investment
Bock** (61)     2005            successor trustee is  Chief Financial Officer,        Company (privately-held affordable housing
3050 K.                         elected or earlier    I-trax, Inc. (publicly traded   finance company); Director of New York
Street NW,                      retirement or         health care services            Mortgage Trust (publicly traded mortgage
Washington,                     removal.              company) (2001-present);        REIT)
DC 20007                                              Managing Partner, Federal
                                                      City Capital Advisors
                                                      (boutique merchant
                                                      bank)(1995-2000; 2002 to
                                                      2004); Executive Vice
                                                      President and Chief
                                                      Financial Officer, Pedestal
                                                      Inc. (internet-based
                                                      mortgage trading company)
                                                      (2000-2002)
** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
 Mary K. Bush   Trustee since   Serves until          President, Bush International   Director of Brady Corporation (industrial
 (56) 3509      2000.           successor trustee is  (international financial        identification and specialty coated material
 Woodbine                       elected or earlier    advisory firm)                  products manufacturer), Millennium
 Street,                        retirement or removal                                 Chemicals, Inc. (commodity chemicals),
 Chevy Chase,                                                                         Mortgage Guaranty Insurance Corporation,
 MD 20815                                                                             and R.J. Reynolds Tobacco Holdings, Inc.
                                                                                      (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret        Trustee since   Serves until          Founding Director, The          None
B.W. Graham      2000.          successor trustee is  Winthrop Group, Inc.
(57) 1001                       elected or earlier    (consulting firm); Professor
Sherbrooke                      retirement or of      Management, Faculty of
Street West,                    removal               Management, McGill
Montreal,                                             University
Quebec,
Canada H3A
1G5
------------------------------------------------------------------------------------------------------------------------------------
Marguerite      Trustee since   Serves until          President, and Chief Executive  Director of New American High Income Fund,
A. Piret        1995.           successor             Officer, Newbury, Piret &       Inc.(closed-end investment company)
(56) One                        trustee is            Company, Inc. (investment
Boston                          elected or            banking firm)
Place, 28th                     earlier
Floor,                          retirement
Boston, MA                      or removal
02108
------------------------------------------------------------------------------------------------------------------------------------
Stephen K.      Trustee since   Serves until          Senior Counsel, Sullivan &      Director, The Swiss Helvetia Fund, Inc.
West (76)       1995.           successor trustee     Cromwell (law firm)             (closed-end investment company) and AMVESCAP
125 Broad                       is elected or earlier                                 PLC (investment managers)
Street, New                     retirement or removal
York, NY
10004
------------------------------------------------------------------------------------------------------------------------------------
John            Trustee since   Serves until          President, John Winthrop & Co.,  None
Winthrop        September,      successor trustee     Inc.(private investment firm)
(68) One        2000.           is elected or earlier
North Adgers                    retirement or removal
Wharf,
Charleston,
SC 29401
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                 POSITIONS HELD                             PRINCIPAL OCCUPATION DURING    OTHER DIRECTORSHIPS
NAME AND AGE     WITH THE TRUST  TERM OF OFFICE             PAST FIVE YEARS                HELD BY THIS OFFICER
Dorothy E.       Secretary       Serves at the discretion   Secretary of PIM-USA; Senior    None
Bourassa (57)                    of the Board               Vice President - Legal of
                                                            Pioneer; and Secretary/Clerk
                                                            of most of PIM-USA's
                                                            subsidiaries since October
                                                            2000; Secretary of all of the
                                                            Pioneer Funds since September
                                                            2003 (Assistant Secretary
                                                            from November 2000 to
                                                            September 2003); and Senior
                                                            Counsel, Assistant Vice
                                                            President and Director of
                                                            Compliance of PIM-USA from
                                                            April 1998 through October
                                                            2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.   Assistant       Serves at the discretion   Assistant Vice President and   None
 Kelley (40)     Secretary       of the Board               Senior Counsel of Pioneer
                                                            since July 2002; Vice
                                                            President and Senior Counsel
                                                            of BISYS Fund Services, Inc.
                                                            (April 2001 to June 2002);
                                                            Senior Vice President and
                                                            Deputy General Counsel of
                                                            Funds Distributor, Inc. (July
                                                            2000 to April 2001; Vice
                                                            President and Associate
                                                            General Counsel from July
                                                            1996 to July 2000); Assistant
                                                            Secretary of all Pioneer
                                                            Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C.         Assistant       Serves at the discretion   Partner, Wilmer Cutler         None
Phelan (47)      Secretary       of the Board               Pickering Hale and Dorr LLP;
                                                            Assistant Secretary of all
                                                            Pioneer Funds since September
                                                            2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent          Treasurer       Serves at the discretion   Vice President-Fund            None
Nave (59)                        of the Board               Accounting, Administration
                                                            and Custody Services of
                                                            Pioneer; and Treasurer of all
                                                            of the Pioneer Funds
                                                            (Assistant Treasurer from
                                                            June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Mark E.          Assistant       Serves at the discretion   Deputy Treasurer of Pioneer    None
Bradley (45)     Treasurer       of the Board               since 2004; Treasurer and
                                                            Senior Vice President, CDC
                                                            IXIS Asset Management
                                                            Services from 2002 to 2003;
                                                            Assistant Treasurer and Vice
                                                            President, MFS Investment
                                                            Management from 1997 to 2002;
                                                            and Assistant Treasurer of
                                                            all of the Pioneer Funds
                                                            since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I.          Assistant       Serves at the discretion   Assistant Vice President -     None
Presutti (39)    Treasurer       of the Board               Fund Accounting,
                                                            Administration and Custody
                                                            Services of Pioneer; and
                                                            Assistant Treasurer of all of
                                                            the Pioneer Funds since
                                                            November 2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan    Assistant       Serves at the discretion   Fund Accounting Manager -      None
(46)             Treasurer       of the Board               Fund Accounting,
                                                            Administration and Custody
                                                            Services of Pioneer; and
                                                            Assistant Treasurer of
                                                            all of the Pioneer Funds since
                                                            May 2002
------------------------------------------------------------------------------------------------------------------------------------

18

------------------------------------------------------------------------------------------------------------------------------------
Pioneer Papp Small and Mid Cap Growth VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                 POSITIONS HELD                             PRINCIPAL OCCUPATION
NAME AND AGE     WITH THE TRUST  TERM OF OFFICE             DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katharine Kim    Assistant       Serves at the discretion   Fund Administration Manager -  None
Sullivan (31)    Treasurer       of the Board               Fund Accounting,
                                                            Administration and Custody
                                                            Services since June 2003;
                                                            Assistant Vice President -
                                                            Mutual Fund Operations of
                                                            State Street Corporation from
                                                            June 2002 to June 2003
                                                            (formerly Deutsche Bank Asset
                                                            Management); Pioneer Fund
                                                            Accounting, Administration
                                                            and Custody Services (Fund
                                                            Accounting Manager from
                                                            August 1999 to May 2002, Fund
                                                            Accounting Services
                                                            Supervisor from 1997 to July
                                                            1999); Assistant Treasurer of
                                                            all Pioneer Funds since
                                                            September 2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin  Chief           Serves at the discretion   Chief Compliance Officer of    None
(37)             Compliance      of the Board               Pioneer (Director of
                 Officer                                    Compliance and Senior Counsel
                                                            from November 2000 to
                                                            September 2004); Vice
                                                            President and Associate
                                                            General Counsel of UAM Fund
                                                            Services, Inc. (mutual fund
                                                            administration company) from
                                                            February 1998 to November
                                                            2000; and Chief Compliance
                                                            Officer of all of the Pioneer
                                                            Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           This page for your notes.
20

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           This page for your notes.

[LOGO]
PIONEER
Investments(R)


                                                           [LOGO]
                                                           PIONEER
                                                           Investments(R)

                        PIONEER VARIABLE CONTRACTS TRUST
                 Pioneer Europe VCT Portfolio -- Class II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Europe VCT Portfolio
  Portfolio and Performance Update                              2
  Comparing Ongoing Portfolio Expenses                          3
  Portfolio Management Discussion                               4
  Schedule of Investments                                       5
  Financial Statements                                          8
  Notes to Financial Statements                                12
  Report of Independent Registered Public Accounting Firm      17
  Trustees, Officers and Service Providers                     18

Please consider a Portfolio's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a Portfolio and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer Portfolio, contact your adviser, call 1-800-225-6292 or visit our website at www.pioneerfunds.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------
[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of total investment portfolio holdings)

International Preferred Stocks 0.9%
International Common Stocks 99.1%

 Geographical Distribution
(As a percentage of equity holdings)

Finland 0.8%
Belgium 1.6%
Sweden 1.6%
Ireland 3.2%
Italy 5.1%
Netherlands 6.0%
Spain 6.7%
Germany 9.3%
Switzerland 12.6%
France 26.5%
United Kingdom 26.6%

Five Largest Holdings
(As a percentage of equity holdings)

1.  Vodafone Group Plc      4.70%
2.  UBS AG                  3.18
3.  Total SA                2.92
4.  Societe Generale        2.84
5.  CS Group                2.78

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/04     12/31/03
Net Asset Value per Share     $ 10.44      $ 8.89

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $ 0.0583      $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Europe VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Pioneer Europe VCT Portfolio
MSCI Europe Index

Oct-98            10000            10000
                  10596            10992
                  13571            12741
Dec-00            11030            11671
                   8445             9349
Dec-02             6835             7629
                   9085            10570
Dec-04            10739            12777

The Morgan Stanley Capital International (MSCI) Europe Index measures the performance of stocks in European developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value
Life-of-Class        1.16%
(10/30/98)
5 Years              -4.57
1 Year              18.20

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Europe VCT Portfolio

Based on actual returns from July 1, 2004 through December 31, 2004.

Share Class                                         I               II
--------------------------------------------------------------------------------
       Beginning Account Value on 7/1/04       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/04        $ 1,169.25       $ 1,167.75
       Expenses Paid During Period*            $     8.12       $     9.40
--------------------------------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.49% and 1.73% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Europe VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

Share Class                                         I               II
--------------------------------------------------------------------------------
       Beginning Account Value on 7/1/04       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/04        $ 1,017.60       $ 1,016.34
       Expenses Paid During Period*            $     7.55       $     8.74
--------------------------------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.49% and 1.73% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

The 12 months ended December 31, 2004, was a favorable period for European stocks. In spite of high energy prices, attractive stock price levels, high dividend yields and receding fears of inflation contributed to strong returns for the Europe VCT Portfolio, as portfolio manager Stan Pearson discusses in the following interview.

Q:  How did the Portfolio perform?

A: For the 12 months ended December 31, 2004, Class II shares generated a return of 18.20% at net asset value. The performance lagged the Morgan Stanley Capital International (MSCI) Europe Index's return of 20.88%. We think that two stocks account for the underperformance. AstraZeneca (Switzerland) was impacted by general weakness in the pharmaceutical sector and stock-specific events, including the failure to get FDA approval for one of its drugs. Food service provider Compass Group (United Kingdom) suffered after releasing a surprise profit warning in September. In our view, company cash flows have been impacted by once-off items, and we expect cash flow generation to improve going forward.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:  Which stocks contributed to performance?

A: While many pharmaceutical stocks suffered as a result of questions surrounding safety concerns about blockbuster Cox-2 inhibitor drugs, not all the news was bad for health care stocks. Celesio (Germany), a wholesale pharmaceutical company, rallied as a result of its business restructuring and continued earnings growth.

    In the telecommunication services industry, we've focused on operators with a high level of exposure to the European market, which continues to generate attractive growth. We purchased Belgacom (Belgium) during its initial public offering in March because it was well valued and offered an attractive dividend yield. The stock has done well as a result of the company's financial strength and sound management.

    The Portfolio enjoyed strong performance from its emphasis on energy stocks, which are benefiting from high oil prices. ENI (Italy) represented one of the Portfolio's best performers for the year. In the utility sector, E.on is benefiting from the rise in electricity prices. The company has also made progress in restructuring, selling non-core assets and reducing its workforce.

    Similarly, strong stock selection and an overweight position in the capital goods sector generated strong returns. CRH (Ireland) is profiting from the cyclical upturn and increased capital expenditures in the building materials arena. The company has a successful strategy of acquiring small companies that are easily integrated into CRH.

    Underlying fundamentals in the financial sector improved on the back of the strong equity markets, and rising investor demand helped push stock prices higher. Barclays (United Kingdom) led the Portfolio's financial holdings and contributed nicely to the Portfolio's performance. During 2004, the stock benefited from speculation that it was a potential take-over target for U.S. banks. Finally, our decision not to invest in the semiconductor industry helped performance because the industry struggled throughout the fiscal year as growth forecasts proved to be overly optimistic.

Q:  What is your outlook?

A: European companies have the capacity to expand margins and profits, but earnings growth is likely to be modest. In a climate where equity appreciation is driven by modest earnings growth, we consider high dividend yields and strong cash flow to be important sources of stock price support. Therefore, we are placing a premium on stocks with the stability and predictability of robust dividend yields.

    At present levels, European equities are appropriately discounting an environment characterized by gently accelerating macroeconomic growth, low inflation and low volatility. We believe such a global equity environment is likely to result in moderate expectations for equity returns across Europe for the foreseeable future.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

     Shares                                                     Value
                  PREFERRED STOCKS - 0.9%
                  Automobiles & Components - 0.9%
                  Automobile Manufacturers - 0.9%
        250       Porsche AG                              $   159,264
                                                          -----------
                  TOTAL PREFERRED STOCKS
                  (Cost $83,104)                          $   159,264
                                                          -----------
                  COMMON STOCKS - 97.9%
                  Energy - 9.4%
                  Integrated Oil & Gas - 4.1%
     32,474       BP Amoco Plc                            $   316,497
     16,533       Eni S.p.A.                                  414,540
                                                          -----------
                                                          $   731,037
                                                          -----------
                  Oil & Gas Refining Marketing &
                  Transportation - 5.3%
     16,148       Repsol SA                               $   419,786
      2,339       Total SA                                    511,991
                                                          -----------
                                                          $   931,777
                                                          -----------
                  Total Energy                            $ 1,662,814
                                                          -----------
                  Materials - 9.3%
                  Commodity Chemicals - 1.4%
      3,516       BASF India, Ltd.                        $   252,819
                                                          -----------
                  Construction Materials - 6.4%
     11,436       CRH Plc                                 $   306,459
      2,196       Holcim, Ltd.                                132,566
      8,961       Italcementi S.p.A.                          144,084
      3,729       Lafarge Br                                  359,324
      1,391       VINCI SA                                    186,499
                                                          -----------
                                                          $ 1,128,932
                                                          -----------
                  Diversified Metals & Mining - 1.5%
      9,326       Rio Tinto Plc                           $   274,043
                                                          -----------
                  Total Materials                         $ 1,655,794
                                                          -----------
                  Capital Goods - 7.1%
                  Construction & Engineering - 4.3%
     12,320       ACS, Actividades de Construccion y
                  Servicios, S.A.                         $   281,233
      5,731       Compagnie de Saint Gobain                   344,235
        797       Technip                                     147,072
                                                          -----------
                                                          $   772,540
                                                          -----------
                  Electrical Components & Equipment - 1.2%
      3,012       Schneider Electric SA                   $   209,209
                                                          -----------
                  Industrial Machinery - 1.6%
      1,976       Atlas Copco AB                          $    89,168
      4,221       AB SKF                                      187,945
                                                          -----------
                                                          $   277,113
                                                          -----------
                  Total Capital Goods                     $ 1,258,862
                                                          -----------

     Shares                                                     Value
                  Commercial Services & Supplies - 1.4%
                  Diversified Commercial Services - 1.4%
      9,329       TNT Post Group N.V.                     $   253,356
                                                          -----------
                  Total Commercial Services &
                  Supplies                                $   253,356
                                                          -----------
                  Automobiles & Components - 0.9%
                  Auto Parts & Equipment - 0.9%
      2,394       Compagnie Generale des
                  Etablissements Michelin                 $   153,268
                                                          -----------
                  Total Automobiles & Components          $   153,268
                                                          -----------
                  Consumer Durables & Apparel - 1.0%
                  Apparel, Accessories & Luxury Goods - 1.0%
      1,131       Adidas-Salomon AG                       $   182,109
                                                          -----------
                  Total Consumer Durables & Apparel       $   182,109
                                                          -----------
                  Hotels, Restaurants & Leisure - 2.0%
                  Restaurants - 2.0%
     42,574       Compass Group Plc                       $   200,909
      8,416       GUS plc                                     151,709
                                                          -----------
                                                          $   352,618
                                                          -----------
                  Total Hotels, Restaurants & Leisure     $   352,618
                                                          -----------
                  Media - 2.1%
                  Advertising - 0.5%
      2,942       Publicis SA                             $    95,154
                                                          -----------
                  Publishing - 1.6%
      7,545       Elsevier NV                             $   102,854
      5,457       Vivendi Universal*                          174,811
                                                          -----------
                                                          $   277,665
                                                          -----------
                  Total Media                             $   372,819
                                                          -----------
                  Retailing - 1.7%
                  Distributors - 0.8%
     14,303       Buhrmann NV*                            $   139,026
                                                          -----------
                  Specialty Stores - 0.9%
     34,285       HMV Group Plc                           $   170,270
                                                          -----------
                  Total Retailing                         $   309,296
                                                          -----------
                  Food & Drug Retailing - 4.2%
                  Drug Retail - 0.8%
     11,116       Boots Co. Plc                           $   139,667
                                                          -----------
                  Food Retail - 3.4%
      1,429       Nestle SA (Registered Shares)           $   373,904
     37,557       Tesco Plc                                   232,179
                                                          -----------
                                                          $   606,083
                                                          -----------
                  Total Food & Drug Retailing             $   745,750
                                                          -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                     Value
                  Food, Beverage & Tobacco - 1.8%
                  Tobacco - 1.8%
      18,370      British American Tobacco Plc            $   316,318
                                                          -----------
                  Total Food, Beverage & Tobacco          $   316,318
                                                          -----------
                  Pharmaceuticals & Biotechnology - 8.2%
                  Pharmaceuticals - 8.2%
         512      Actelion, Ltd.*                         $    52,454
      11,377      AstraZeneca Plc                             413,428
      12,095      GlaxoSmithKline Plc                         284,538
       2,452      Roche Holdings AG                           280,042
       3,535      Sanofi-Aventis                              282,546
       1,796      Schering AG                                 133,874
                                                          -----------
                                                          $ 1,446,882
                                                          -----------
                  Total Pharmaceuticals &
                  Biotechnology                           $ 1,446,882
                                                          -----------
                  Banks - 15.1%
                  Diversified Banks - 15.1%
       8,687      Allied Irish Banks Plc                  $   179,311
      32,459      Barclays Plc                                364,657
      13,477      Banco Bilbao Vizcaya Argentaria, SA         238,517
       5,468      BNP Paribas SA                              395,665
       6,739      Credit Agricole SA                          202,895
      11,564      CS Group*                                   487,180
       4,600      Depfa Bank Plc                               77,234
      14,386      HSBC Holding Plc                            242,491
      14,378      Royal Bank of Scotland Group Plc            482,632
                                                          -----------
                                                          $ 2,670,582
                                                          -----------
                  Total Banks                             $ 2,670,582
                                                          -----------
                  Diversified Financials - 10.7%
                  Asset Management & Custody Banks - 0.4%
       2,630      Man Group Plc                           $    73,463
                                                          -----------
                  Diversified Financial
                  Services - 9.1%
       6,429      Fortis NV                               $   178,055
       6,390      ING Groep NV                                193,219
       2,730      Lagardere S.C.A.                            196,640
       4,931      Societe Generale                            498,393
       6,686      UBS AG                                      557,151
                                                          -----------
                                                          $ 1,623,458
                                                          -----------
                  Specialized Finance - 1.2%
       3,406      Deutsche Boerse AG                      $   204,654
                                                          -----------
                  Total Diversified Financials            $ 1,901,575
                                                          -----------

      Shares                                                    Value
                  Insurance - 4.6%
                  Life & Health Insurance - 0.5%
       2,574      Assicurazioni Generali                  $    87,197
                                                          -----------
                  Multi-Line Insurance - 3.4%
      11,889      AXA                                     $   294,430
       1,923      Zurich Financial Services*                  319,639
                                                          -----------
                                                          $   614,069
                                                          -----------
                  Reinsurance - 0.7%
       3,097      Hannover Rueckversicheru                $   121,034
                                                          -----------
                  Total Insurance                         $   822,300
                                                          -----------
                  Software & Services - 1.0%
                  IT Consulting & Other Services - 1.0%
       2,571      Atos Origin*                            $   174,397
                                                          -----------
                  Total Software & Services               $   174,397
                                                          -----------
                  Technology Hardware & Equipment - 3.6%
                  Semiconductors - 1.0%
       6,783      Philips Electronics NV                  $   179,433
                                                          -----------
                  Communications Equipment - 0.9%
      10,079      Nokia Oyj                               $   158,148
                                                          -----------
                  Computer Hardware - 0.5%
      34,273      Dixons Group Plc                        $   100,038
                                                          -----------
                  Electronic Equipment & Instruments - 1.2%
       2,450      Siemens                                 $   207,334
                                                          -----------
                  Total Technology Hardware &
                  Equipment                               $   644,953
                                                          -----------
                  Telecommunication Services - 11.2%
                  Alternate Carriers - 2.4%
      12,630      France Telecom                          $   417,197
                                                          -----------
                  Integrated Telecommunication Services - 4.2%
       6,351      Belgacom SA*                            $   274,098
      12,569      Telefonica SA                               236,223
      59,202      Telecom Italia S.p.A.                       241,711
                                                          -----------
                                                          $   752,032
                                                          -----------
                  Wireless Telecommunication Services - 4.6%
     304,416      Vodafone Group Plc                      $   824,041
                                                          -----------
                  Total Telecommunication Services        $ 1,993,270
                                                          -----------

6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares                                           Value
              Utilities - 2.6%
              Electric Utilities - 2.6%
  4,077       E.On AG                       $   371,038
  8,667       National Grid Transco Plc          82,528
                                            -----------
                                            $   453,566
                                            -----------
              Total Utilities               $   453,566
                                            -----------
              TOTAL COMMON STOCKS
              (Cost $13,033,884)            $17,370,529
                                            -----------
              TOTAL INVESTMENTS IN SECURITIES - 98.8%
              (Cost $13,116,988) (a)        $17,529,793
                                            -----------
              OTHER ASSETS AND
              LIABILITIES - 1.2%            $   195,845
                                            -----------
              TOTAL NET ASSETS - 100.0%     $17,725,638
                                            ===========

*    Non-income producing security
(a) Distributions of investments by country of issue, as a percentage of total equity holdings (excluding temporary cash investments) is as follows:

     United Kingdom              26.6%
     France                      26.5
     Switzerland                 12.6
     Germany                      9.3
     Spain                        6.7
     Netherlands                  6.0
     Italy                        5.1
     Ireland                      3.2
     Sweden                       1.6
     Belgium                      1.6
     Finland                      0.8
                                 -----
                                 100.0%
                                 =====

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended    Year Ended     Year Ended      1/2/01 to
Class II (a)                                                     12/31/04      12/31/03       12/31/02        12/31/01
Net asset value, beginning of period                             $  8.89       $ 6.71         $   8.29       $  11.07
                                                                 -------       ------         --------       --------
Increase from investment operations:
 Net investment income                                           $  0.04       $ 0.03         $   0.01       $   0.08
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    1.57          2.17           ( 1.59)        ( 2.71)
                                                                 -------       ------         --------       --------
  Net increase (decrease) from investment operations             $  1.61       $ 2.20         $  (1.58)      $  (2.63)
Distributions to shareowners:
 Net investment income                                            ( 0.06)        (0.02)             --         ( 0.15)
 Net realized gain                                                    --            --              --             --
                                                                 -------       -------        --------       --------
Net increase (decrease) in net asset value                       $  1.55       $ 2.18         $  (1.58)      $  (2.78)
                                                                 -------       -------        --------       --------
Net asset value, end of period                                   $ 10.44       $ 8.89         $   6.71       $   8.29
                                                                 =======       =======        ========       ========
Total return*                                                      18.20%        32.92%         (19.06)%       (23.44)%
Ratio of net expenses to average net assets+                        1.75%         1.79%           1.86%          3.22%
Ratio of net investment income to average net assets+               0.61%         0.56%           0.25%        ( 2.56)%
Portfolio turnover rate                                               55%           52%             95%            73%
Net assets, end of period (in thousands)                         $ 8,252       $ 5,005        $  1,829       $    398
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       2.20%         2.75%           2.66%          4.57%
 Net investment income (loss)                                       0.17%        (0.40)%        ( 0.54)%       ( 3.90)%

(a) Class II shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
+   Ratios with no reduction for fees paid indirectly.

8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (Cost $13,116,988)      $ 17,529,793
 Cash                                                            247,120
 Receivables --
  Fund shares sold                                                 4,231
  Dividends, interest and foreign taxes withheld                  32,798
  Other                                                            1,489
                                                            ------------
   Total assets                                             $ 17,815,431
                                                            ------------
LIABILITIES:
 Payables --
  Fund shares repurchased                                    $    17,293
  Due to affiliates                                               21,663
  Accrued expenses                                                50,837
                                                            ------------
   Total liabilities                                        $     89,793
                                                            ------------
NET ASSETS:
 Paid-in capital                                            $ 21,052,463
 Undistributed net investment income (loss)                      103,181
 Accumulated undistributed net realized gain (loss)           (7,845,397)
 Net unrealized gain (loss) on:
 Investments                                                   4,412,805
  Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                2,586
                                                            ------------
   Total net assets                                         $ 17,725,638
                                                            ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                 $ 9,477,976
  Shares outstanding                                             891,363
                                                            ------------
 Net asset value per share                                  $      10.64
 Class II:
 No par value (unlimited number of shares authorized)
  Net assets                                                $  8,247,662
  Shares outstanding                                             790,400
                                                            ------------
  Net asset value per share                                 $      10.44

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                             Year Ended
                                                                              12/31/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $51,698)                        $  355,527
 Interest                                                                         3,353
                                                                             ----------
  Total investment income                                                    $  358,880
                                                                             ----------
EXPENSES:
 Management fees                                                             $  149,784
 Transfer agent fees and expenses                                                 3,049
 Distribution fees (Class II)                                                    15,403
 Administrative reimbursements                                                   18,500
 Custodian fees                                                                  66,885
 Professional fees                                                               33,376
 Printing expense                                                                 5,807
 Miscellaneous                                                                   13,769
                                                                             ----------
  Total expenses                                                             $  306,573
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                                       (66,223)
                                                                             ----------
  Net expenses                                                               $  240,350
                                                                             ----------
    Net investment income (loss)                                             $  118,530
                                                                             ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                                $1,174,390
  Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                             (19,831)
                                                                             ----------
                                                                             $1,154,559
                                                                             ----------
 Change in net unrealized gain or (loss) from:
 Investments (the change in reserve for repatriation taxes of $86,981)       $1,407,564
  Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                              (4,757)
                                                                             ----------
                                                                             $1,402,807
                                                                             ----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                                          $2,557,366
                                                                             ==========
 Net increase (decrease) in net assets resulting
  from operations                                                            $2,675,896
                                                                             ==========

10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 Year Ended        Year Ended
                                                  12/31/04          12/31/03
FROM OPERATIONS:
Net investment income (loss)                    $    118,530     $    110,674
Net realized gain (loss) on investments            1,154,559         (108,393)
Change in net unrealized gain or (loss) on
 investments, futures contracts and
 foreign currency transactions                     1,402,807        3,419,238
                                                ------------     ------------
  Net increase (decrease) in net assets
    resulting from operations                   $  2,675,896     $  3,421,519
                                                ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                        $    (65,951)    $    (36,322)
 Class II                                            (38,910)          (9,367)
                                                ------------     ------------
  Total distributions to shareowners            $   (104,861)    $    (45,689)
                                                ------------     ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $  3,890,105     $  6,502,123
Reinvestment of distributions                        104,862           45,689
Cost of shares repurchased                        (3,175,336)      (6,113,517)
                                                ------------     ------------
 Net increase (decrease) in net assets
  resulting from Fund share transactions        $    819,631     $    434,295
                                                ------------     ------------
 Net increase (decrease) in net assets          $  3,390,666     $  3,810,125
NET ASSETS:
Beginning of year                                 14,334,972       10,524,848
                                                ------------     ------------
End of year                                     $ 17,725,638     $ 14,334,973
                                                ============     ============
Undistributed net investment income (loss),
 end of year                                    $    103,181     $    109,343
                                                ============     ============

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Europe Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
     Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)
     Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
     Pioneer Balanced VCT Portfolio (Balanced Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap Value I Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of Europe VCT Portfolio is to seek long-term capital growth.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Net asset values for the portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     At December 31, 2004, there were no fair valued securities except as follows. All securities that trade in foreign markets whose closing prices are as of times prior to the close of the NYSE and that are held by Europe Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE. Temporary cash investments and securities held by the Portfolio are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts
     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

D.   Taxes
     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Europe VCT Portfolio had a capital loss carryforward of $6,975,894 of which the following amounts will expire between 2009 and 2011 if not utilized: $4,296,563 in 2009, $1,896,288 in
     20010 and $783,043 in 2011.

     At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                                 Undistributed Net
                                 Investment Income   Accumulated Realized
Portfolio                              (Loss)          Net Gain (Loss)     Paid-In Capital
------------------------------------------------------------------------------------------
 Pioneer Europe VCT Portfolio        $ (19,831)            $19,831              $ --
                                     ==========            =======              =====
------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004, and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

--------------------------------------------------------------------------------

                                                                     2004         2003
------------------------------------------------------------------------------------------
    Distributions paid from:
    Ordinary Income                                            $   104,861     $45,689
    Long-Term capital gain                                              --          --
                                                               -----------     -------
                                                               $   104,861     $45,689
                                                               -----------     -------
    Return of Capital                                                   --          --
     Total distributions                                       $   104,861     $45,689
                                                               ============    =======
    Distributable Earnings (Accumulated Losses):
    Undistributed ordinary income                              $   103,181
    Undistributed long-term gain/(capital loss carryforward)    (6,975,894)
    Unrealized appreciation (depreciation)                       3,545,888
                                                               -----------
     Total                                                     $(3,326,825)
                                                               ============
------------------------------------------------------------------------------------------

      The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

E.   Portfolio Shares
     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

F.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the following annual rate of 1.00% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $19,630 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $271 in transfer agent fees payable to PIMSS at December 31, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $1,762 payable to PFD at December 31, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:
--------------------------------------------------------------------------------

                                                                               Net
                                            Gross            Gross        Appreciation/
Portfolio                Tax Cost       Appreciation     Depreciation     (Depreciation)
------------------------------------------------------------------------------------------
 Europe Portfolio      $13,986,491       $3,915,690       $ (372,388)       $3,543,302
                       ===========       ==========       ===========       ==========
------------------------------------------------------------------------------------------

 6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $8,930,700 and $8,096,127, respectively.

7. Capital Shares

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:
--------------------------------------------------------------------------------

Europe Portfolio                  '04 Shares     '04 Amount    '03 Shares      '03 Amount
------------------------------------------------------------------------------------------

 CLASS I:
 Shares sold                         43,531    $    395,370       59,876     $    462,031
 Reinvestment of distributions        7,232          65,952        4,817           36,322
 Shares repurchased                (190,688)     (1,758,638)    (308,777)      (2,225,749)
                                   -------------------------------------------------------
  Net increase (decrease)          (139,925)   $ (1,297,316)    (244,084)    $ (1,727,396)
                                   =======================================================
 CLASS II:
 Shares sold                        374,441    $  3,494,736      836,602     $  6,040,092
 Reinvestment of distributions        4,343          38,910        1,262            9,367
 Shares repurchased                (151,264)     (1,416,699)    (547,441)      (3,887,768)
                                   -------------------------------------------------------
  Net increase (decrease)           227,520    $  2,116,947      290,423     $  2,161,691
                                   =======================================================
------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

8. Forward Foreign Currency Contracts

During the year ended December 31, 2004, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. As of December 31, 2004, the Portfolio had no outstanding portfolio or settlement hedges.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Class II Shareowners of Pioneer Europe VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Europe VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young  LLP

Boston, Massachusetts
February 11, 2005

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Pioneer Europe VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                   Trustees and Officers
Pioneer Investment Management, Inc.                  The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together
Custodian                                            with their rincipal occupations during the past five years. Trustees who
Brown Brothers Harriman & Co                         are interested persons of the Portfolio within the meaning of the
                                                     Investment Company Act of 1940 are referred to as Interested Trustees.
Independent Registered Public Accounting Firm        Trustees who are not interested persons of the Trust are referred to as
Ernst & Young LLP                                    Trustees. Each of the Trustees serves as a trustee of each of the 73 U.S.
                                                     registered investment portfolios for which Pioneer Investment Management,
Principal Underwriter                                Inc. ("Pioneer") serves as investment adviser (the "Trust"). The address
Pioneer Funds Distributor, Inc.                      for all Interested Trustees and all officers of the Portfolio is 60 State
                                                     Street, Boston, Massachusetts 02109.

Legal Counsel                                        The Trust's statement of additional information provides more detailed
Wilmer Cutler Pickering Hale and Dorr LLP            information regarding the  Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Shareowner Services and Transfer                     Proxy Voting Policies and Procedures of the Trust are available without
Pioneer Investment Management Shareholder Services,  charge, upon Agent request, by calling our toll free number
Inc.                                                 (1-800-225-6292). This information is also available online at
                                                     pioneerfunds.com. Pioneer Investment Management Shareholder Services, Inc.
                                                     online at pioneerfunds.com. online at pioneerfunds.com.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                POSITIONS HELD                        PRINCIPAL OCCUPATION DURING
NAME AND AGE    WITH THE TRUST  TERM OF OFFICE        PAST FIVE YEARS                    OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan,  Chairman of the Serves until          Trustee and President Serves       Director of Harbor Global Company, Ltd.
Jr. (78)*       Board, Trustee  successor trustee     until retirement or removal;
                and President   is elected or         Deputy Chairman and a
                                earlier retirement    Director of Pioneer Global
                                or removal            Asset Management S.p.A.
                                                      ("PGAM"); Non-Executive
                                                      Chairman and a Director of
                                                      Pioneer Investment
                                                      Management USA Inc.
                                                      ("PIM-USA"); Chairman and a
                                                      Director of Pioneer;
                                                      Director of Pioneer
                                                      Alternative Investment
                                                      Management Limited (Dublin);
                                                      President and a Director of
                                                      Pioneer Alternative
                                                      Investment Management
                                                      (Bermuda) Limited and
                                                      affiliated funds; President
                                                      and Director of Pioneer
                                                      Funds Distributor, Inc.
                                                      ("PFD"); President of all of
                                                      the Pioneer Funds; and Of
                                                      Counsel (since 2000, partner
                                                      prior to 2000), Wilmer
                                                      Cutler Pickering Hale and
                                                      Dorr LLP (counsel to PIM-USA
                                                      and the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood  Trustee and     Serves until          President and Chief Executive      None
(52)**          Executive Vice  successor trustee is  Officer, PIM-USA since May 2003
                President       elected or earlier    (Director since January 2001);
                                retirement or removal President and Director of Pioneer
                                                      since May 2003; Chairman and
                                                      Director of Pioneer Investment
                                                      Management Shareholder Services,
                                                      Inc. ("PIMSS") since May 2003;
                                                      Executive Vice President of all of
                                                      the Pioneer Funds since June 2003;
                                                      Executive Vice President and Chief
                                                      Operating Officer of PIM-USA,
                                                      November 2000 to May 2003;
                                                      Executive Vice President, Chief
                                                      Financial Officer and Treasurer,
                                                      John Hancock Advisers, L.L.C.,
                                                      Boston, MA, November 1999 to
                                                      November 2000; Senior Vice
                                                      President and Chief Financial
                                                      Officer, John Hancock Advisers,
                                                      L.L.C., April 1997 to November
                                                      1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

18

------------------------------------------------------------------------------------------------------------------------------------
Pioneer Europe VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                POSITIONS HELD                        PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS HELD BY
NAME AND AGE    WITH THE TRUST  TERM OF OFFICE        PAST FIVE YEARS                 THIS TRUSTEE
David R.        Trustee since   Serves until a        Senior Vice President and       Director of The Enterprise Social Investment
Bock** (61)     2005            successor trustee is  Chief Financial Officer,        Company (privately-held affordable housing
3050 K.                         elected or earlier    I-trax, Inc (publicly traded    finance company); Director of New York
Street NW,                      retirement or         health care services            Mortgage Trust (publicly traded mortgage
Washington,                     removal.              company) (2001-present);        REIT)
DC 20007                                              Managing Partner, Federal
                                                      City Capital Advisors
                                                      (boutique merchant
                                                      bank)(1995-2000; 2002 to
                                                      2004); Executive Vice
                                                      President and Chief
                                                      Financial Officer, Pedestal
                                                      Inc. (internet-based
                                                      mortgage trading company)
                                                      (2000-2002)
** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
 Mary K. Bush   Trustee since   Serves until          President, Bush International   Director of Brady Corporation (industrial
 (56) 3509      2000.           successor trustee is  (international inancial         identification and specialty coated material
 Woodbine                       elected or earlier    advisory firm)                  products manufacturer), Millennium
 Street,                        retirement or removal                                 Chemicals, Inc. (commodity chemicals),
 Chevy Chase,                                                                         Mortgage Guaranty Insurance Corporation,
 MD 20815                                                                             and R.J. Reynolds Tobacco Holdings, Inc.
                                                                                      (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret        Trustee since   Serves until          Founding Director, The          None
B.W. Graham      2000.          successor trustee is  Winthrop Group, Inc.
(57) 1001                       elected or earlier    (consulting firm); Professor
Sherbrooke                      retirement or removal of Management, Faculty of
Street West,                                          Management, McGill
Montreal,                                             University
Quebec,
Canada H3A
1G5
------------------------------------------------------------------------------------------------------------------------------------
Marguerite      Trustee since   Serves untill         President, and Chief Executive  Director of New American High Income Fund,
A. Piret        1995.           successor             Officer, Newbury, Piret &       Inc.(closed-end investment company)
(56) One                        trustee is            Company, Inc. (investment
Boston                          elected or            banking firm)
Place, 28th                     earlier
Floor,                          retirement
Boston, MA                      or removal
02108
------------------------------------------------------------------------------------------------------------------------------------
Stephen K.      Trustee since   Serves until          Senior Counsel, Sullivan &      Director, The Swiss Helvetia Fund, Inc.
West (76)       1995.           successor trustee     Cromwell (law firm)             (closed-end investment company) and AMVESCAP
125 Broad                       is elected or earlier                                 PLC (investment managers)
Street, New                     retirement or removal
York, NY
10004
------------------------------------------------------------------------------------------------------------------------------------
John            Trustee since   Serves until          President, John Winthrop & CO.,  None
Winthrop        September,      successor trustee     Inc.(private  investment firm)
(68) One        2000.           is elected or earlier
North Adgers                    retirement or removal
Wharf,
Charleston,
SC 29401
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Pioneer Europe VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                 POSITIONS HELD                             PRINCIPAL OCCUPATION DURING    OTHER DIRECTORSHIPS
NAME AND AGE     WITH THE TRUST  TERM OF OFFICE             PAST FIVE YEARS                HELD BY THIS OFFICER
Dorothy E.       Secretary       Serves at the discretion   Secretary of PIM-USA; Senior    None
Bourassa (57)                    of the Board               Vice President - Legal of
                                                            Pioneer; and Secretary/Clerk
                                                            of most of PIM-USA's
                                                            subsidiaries since October
                                                            2000; Secretary of all of the
                                                            Pioneer Funds since September
                                                            2003 (Assistant Secretary
                                                            from November 2000 to
                                                            September 2003); and Senior
                                                            Counsel, Assistant Vice
                                                            President and Director of
                                                            Complianc of PIM-USA from
                                                            April 1998 through October
                                                            2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.   Assistant       Serves at the discretion   Assistant Vice President and   None
Kelley (40)      Secretary       of the Board               Senior Counsel of Pioneer
                                                            since July 2002; Vice
                                                            President and Senior Counsel
                                                            of BISYS Fund Services, Inc.
                                                            (April 2001 to June 2002);
                                                            Senior Vice President and
                                                            Deputy General Counsel of
                                                            Funds Distributor, Inc. (July
                                                            2000 to April 2001; Vice
                                                            President and Associate
                                                            General Counsel from July
                                                            1996 to July 2000); Assistant
                                                            Secretary of all Pioneer
                                                            Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C.         Assistant       Serves at the discretion   Partner, Wilmer Cutler         None
Phelan (47)      Secretary       of the Board               Pickering Hale and Dorr LLP;
                                                            Assistant Secretary of all
                                                            Pioneer Funds since September
                                                            2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent          Treasurer       Serves at the discretion   Vice President-Fund            None
Nave (59)                        of the Board               Accounting, Administration
                                                            and Custody Services of
                                                            Pioneer; and Treasurer of all
                                                            of the Pioneer Funds
                                                            (Assistant Treasurer from
                                                            June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Mark E.          Assistant       Serves at the discretion   Deputy Treasurer of Pioneer    None
Bradley (45)     Treasurer       of the Board               since 2004; Treasurer and
                                                            Senior Vice President, CDC
                                                            IXIS Asset Management
                                                            Services from 2002 to 2003;
                                                            Assistant Treasurer and Vice
                                                            President, MFS Investment
                                                            Management from 1997 to 2002;
                                                            and Assistant Treasurer of
                                                            all of the Pioneer Funds
                                                            since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I.          Assistant       Serves at the discretion   Assistant Vice President -     None
Presutti (39)    Treasurer       of the Board               Fund Accounting,
                                                            Administration and Custody
                                                            Services of Pioneer; and
                                                            Assistant Treasurer of all of
                                                            the Pioneer Funds since
                                                            November 2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan    Assistant       Serves at the discretion   Fund Accounting Manager -      None
(46)             Treasurer       of the Board               Fund Accounting,
                                                            Administration and Custody
                                                            Services of Pioneer; and
                                                            Assistant Treasurer of
                                                            all of the Pioneer Funds since
                                                            May 2002
------------------------------------------------------------------------------------------------------------------------------------

20

------------------------------------------------------------------------------------------------------------------------------------
Pioneer Europe VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                 POSITIONS HELD                             PRINCIPAL OCCUPATION
NAME AND AGE     WITH THE TRUST  TERM OF OFFICE             DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katharine Kim    Assistant       Serves at the discretion   Fund Administration Manager -  None
Sullivan (31)    Treasurer       of the Board               Fund Accounting,
                                                            Administration and Custody
                                                            Services since June 2003;
                                                            Assistant Vice President -
                                                            Mutual Fund Operations of
                                                            State Street Corporation from
                                                            June 2002 to June 2003
                                                            (formerly Deutsche Bank Asset
                                                            Management); Pioneer Fund
                                                            Accounting, Administration
                                                            and Custody Services (Fund
                                                            Accounting Manager from
                                                            August 1999 to May 2002, Fund
                                                            Accounting Services
                                                            Supervisor from 1997 to July
                                                            1999); Assistant Treasurer of
                                                            all Pioneer Funds since
                                                            September 2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin  Chief           Serves at the discretion   Chief Compliance Officer of    None
(37)             Compliance      of the Board               Pioneer (Director of
                 Officer                                    Compliance and Senior Counsel
                                                            from November 2000 to
                                                            September 2004); Vice
                                                            President and Associate
                                                            General Counsel of UAM Fund
                                                            Services, Inc. (mutual fund
                                                            administration company) from
                                                            February 1998 to November
                                                            2000; and Chief Compliance
                                                            Officer of all of the Pioneer
                                                            Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                                                                              21


[LOGO]
PIONEER
Investments(R)

[GRAPHICS OMITTED]

PIONEER
VARIABLE
CONTRACTS
TRUST

Pioneer Variable Contracts Trust -- Class I Shares

Pioneer Emerging Markets VCT Portfolio
Pioneer Europe VCT Portfolio
Pioneer International Value VCT Portfolio
Pioneer Small Cap Value VCT Portfolio
Pioneer Small Company VCT Portfolio
Pioneer Mid Cap Value VCT Portfolio
Pioneer Growth Shares VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio
Pioneer Fund VCT Portfolio
Pioneer Equity Income VCT Portfolio

                                                                   ANNUAL REPORT
                                                               December 31, 2004

Pioneer Balanced VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer Strategic Income VCT Portfolio
Pioneer America Income VCT Portfolio
Pioneer Money Market VCT Portfolio

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Table of Contents

Letter to Shareowners                              1
Comparing Ongoing Portfolio Expenses               2
Pioneer Emerging Markets VCT Portfolio
  Portfolio and Performance Update                 4
  Portfolio Management Discussion                  5
Pioneer Europe VCT Portfolio
  Portfolio and Performance Update                 6
  Portfolio Management Discussion                  7
Pioneer International Value VCT Portfolio
  Portfolio and Performance Update                 8
  Portfolio Management Discussion                  9
Pioneer Small Cap Value VCT Portfolio
  Portfolio and Performance Update                10
  Portfolio Management Discussion                 11
Pioneer Small Company VCT Portfolio
  Portfolio and Performance Update                12
  Portfolio Management Discussion                 13
Pioneer Mid Cap Value VCT Portfolio
  Portfolio and Performance Update                14
  Portfolio Management Discussion                 15
Pioneer Growth Shares VCT Portfolio
  Portfolio and Performance Update                16
  Portfolio Management Discussion                 17
Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update                18
  Portfolio Management Discussion                 19
Pioneer Fund VCT Portfolio
  Portfolio and Performance Update                20
  Portfolio Management Discussion                 21
Pioneer Equity Income VCT Portfolio
  Portfolio and Performance Update                22
  Portfolio Management Discussion                 23
Pioneer Balanced VCT Portfolio
  Portfolio and Performance Update                24
  Portfolio Management Discussion                 25
Pioneer High Yield VCT Portfolio
  Portfolio and Performance Update                26
  Portfolio Management Discussion                 27
Pioneer Strategic Income VCT Portfolio
  Portfolio and Performance Update                28
  Portfolio Management Discussion                 29
Pioneer America Income VCT Portfolio
  Portfolio and Performance Update                30
  Portfolio Management Discussion                 31
Pioneer Money Market VCT Portfolio
  Portfolio and Performance Update                32
Schedules of Investments
  Pioneer Emerging Markets VCT Portfolio          33
  Pioneer Europe VCT Portfolio                    38
  Pioneer International Value VCT Portfolio       41
  Pioneer Small Cap Value VCT Portfolio           45
  Pioneer Small Company VCT Portfolio             49
  Pioneer Mid Cap Value VCT Portfolio             53
  Pioneer Growth Shares VCT Portfolio             57
  Pioneer Real Estate Shares VCT Portfolio        60
  Pioneer Fund VCT Portfolio                      61
  Pioneer Equity Income VCT Portfolio             65
  Pioneer Balanced VCT Portfolio                  68
  Pioneer High Yield VCT Portfolio                75
  Pioneer Strategic Income VCT Portfolio          81
  Pioneer America Income VCT Portfolio            91
  Pioneer Money Market VCT Portfolio              96
Financial Statements                             108
Notes to Financial Statements                    122

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/04
--------------------------------------------------------------------------------

Dear Shareowner,

After three calendar quarters of listless performance, U.S. equity markets improved strongly late in the year. Anxiety over energy prices, international tensions and the falling American dollar had held the markets back, but uneasiness about the presidential election was the principal source of investor hesitation. The election went smoothly, the result was decisive, and the ensuing rally pushed major indices into the black for the second year running. However, returns trailed 2003's levels. Small-capitalization companies outperformed large-cap issues for the sixth consecutive year. Markets overseas were generally buoyant: commodity-rich nations saw surging demand for copper, iron ore, lumber and other materials, with much of their output destined to feed China's vast economic appetite.

Bond investors focused on longer-term issues. Reflecting the risk preference that favored small-cap stocks, high-yield bonds were the strongest performers, while higher quality issues, including U.S. Treasury issues, scored more modest gains. Municipal bond returns were generally favorable as well; economic growth spurred rising tax revenues, putting many issuers into surplus for the first time in years.

A measured pace of growth seems in store for the U.S. economy, which generated
2.2 million jobs after years of employment declines. By the end of September, the economy had tallied 12 positive quarters, and the nation's annualized growth rate stood at a respectable four percent. We believe this rate of expansion is enough to sustain growth without provoking the Federal Reserve Board into aggressive interest rate hikes aimed at calming inflation.

As always, we encourage you to talk to your investment adviser about market changes and any implications for how your personal investment portfolio is balanced. Thank you for your continued confidence in Pioneer.

Respectfully,
/s/Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolios' historical or future performance are statements of the opinion of portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner of the Portfolio, you incur two types of costs: (1) transactions costs, including sales charges (loads) on purchase payment and redemption fees, and (2) ongoing costs including management fees and other Portfolio Expenses.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2004 - December 31, 2004). This example is intended to help you understand your ongoing costs (in dollars), of investing in the Portfolio and to compare these costs of investing in other mutual funds.

Actual Expenses
The first line of the table below for each Portfolio provides information about the actual account values and actual expenses. You may use the information in the line, together with amount you invested, to estimate the expenses that you paid over the period. Simply divide you account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiple the result by the number in the first line for a Portfolio under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                   Class I Shares
                                                ----------------------------------------------------
                                                   Beginning         Ending
                                                    Account          Acount          Expenses Paid
                                                     Value            Value          During Period
                                                    7/1/04          12/31/04       (7/1/04-12/31/04)
----------------------------------------------------------------------------------------------------
   Pioneer Emerging Markets VCT Portfolio
    Actual                                        $ 1,000.00       $ 1,251.10           $ 9.82
    Hypothetical (a)                              $ 1,000.00       $ 1,016.34           $ 8.79
   Pioneer Europe VCT Portfolio
    Actual                                        $ 1,000.00       $ 1,169.25           $ 8.12
    Hypothetical (a)                              $ 1,000.00       $ 1,017.60           $ 7.55
   Pioneer International Value VCT Portfolio
    Actual                                        $ 1,000.00       $ 1,146.73           $ 9.74
    Hypothetical (a)                              $ 1,000.00       $ 1,016.34           $ 9.14
   Pioneer Small Cap Value VCT Portfolio
    Actual                                        $ 1,000.00       $ 1,112.59           $ 6.60
    Hypothetical (a)                              $ 1,000.00       $ 1,018.85           $ 6.30
   Pioneer Small Company VCT Portfolio
    Actual                                        $ 1,000.00       $ 1,067.51           $ 6.46
    Hypothetical (a)                              $ 1,000.00       $ 1,018.85           $ 6.30
   Pioneer Mid Cap Value VCT Portfolio
    Actual                                        $ 1,000.00       $ 1,121.91           $ 3.88
    Hypothetical (a)                              $ 1,000.00       $ 1,021.52           $ 3.70
   Pioneer Growth Shares VCT Portfolio
    Actual                                        $ 1,000.00       $ 1,077.66           $ 5.30
    Hypothetical (a)                              $ 1,000.00       $ 1,020.31           $ 5.15

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  Class I Shares
                                               ----------------------------------------------------
                                                  Beginning         Ending
                                                   Account          Acount          Expenses Paid
                                                    Value            Value          During Period
                                                   7/1/04          12/31/04       (7/1/04-12/31/04)
----------------------------------------------------------------------------------------------------
   Pioneer Real Estate Shares VCT Portfolio
    Actual                                       $ 1,000.00       $ 1,263.87           $ 5.77
    Hypothetical (a)                             $ 1,000.00       $ 1,020.21           $ 5.15
   Pioneer Fund VCT Portfolio
    Actual                                       $ 1,000.00       $ 1,090.36           $ 3.72
    Hypothetical (a)                             $ 1,000.00       $ 1,021.57           $ 3.60
   Pioneer Equity Income VCT Portfolio
    Actual                                       $ 1,000.00       $ 1,119.78           $ 3.82
    Hypothetical (a)                             $ 1,000.00       $ 1,021.52           $ 3.65
   Pioneer Balanced VCT Portfolio
    Actual                                       $ 1,000.00       $ 1,028.06           $ 4.67
    Hypothetical (a)                             $ 1,000.00       $ 1,020.61           $ 4.65
   Pioneer High Yield VCT Portfolio
    Actual                                       $ 1,000.00       $ 1,077.61           $ 4.11
    Hypothetical (a)                             $ 1,000.00       $ 1,021.22           $ 4.00
   Pioneer Strategic Income VCT Portfolio
    Actual                                       $ 1,000.00       $ 1,098.98           $ 5.15
    Hypothetical (a)                             $ 1,000.00       $ 1,019.96           $ 4.95
   Pioneer America Income VCT Portfolio
    Actual                                       $ 1,000.00       $ 1,032.65           $ 4.07
    Hypothetical (a)                             $ 1,000.00       $ 1,021.17           $ 4.05
   Pioneer Money Market VCT Portfolio
    Actual                                       $ 1,000.00       $ 1,003.99           $ 4.01
    Hypothetical (a)                             $ 1,000.00       $ 1,021.42           $ 4.05

(a)5% return per year before expenses
Expenses are equal to the annualized expense ratio of a Portfolio's Class I shares (as indicated in the table below), multiplied by 184/366 (to reflect the one half year period.)

                                                   Annualized
                                                  Expense Ratio
                                                 --------------
   Pioneer Emerging Markets VCT Portfolio              1.73%
   Pioneer Europe VCT Portfolio                        1.49%
   Pioneer International Value VCT Portfolio           1.80%
   Pioneer Small Cap Value VCT Portfolio               1.24%
   Pioneer Small Company VCT Portfolio                 1.24%
   Pioneer Mid Cap Value VCT Portfolio                 0.73%
   Pioneer Growth Shares VCT Portfolio                 1.01%
   Pioneer Real Estate Shares VCT Portfolio            1.01%
   Pioneer Fund VCT Portfolio                          0.71%
   Pioneer Equity Income VCT Portfolio                 0.72%
   Pioneer Balanced VCT Portfolio                      0.92%
   Pioneer High Yield VCT Portfolio                    0.79%
   Pioneer Strategic Income VCT Portfolio              0.98%
   Pioneer America Income VCT Portfolio                0.80%
   Pioneer Money Market VCT Portfolio                  0.80%

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------
[THE FOLLOWING DATA IS REPRESENTED BY PIE CHART IN THE ORIGINAL DOCUMENT]

Portfolio Diversification
(As a percentage of total investment portfolio)

International Common Stocks 55.8%
International Preferred Stocks 1.7%
U.S. Common Stocks 5.5%
Temporary Cash Investment 7.7%
Depositary Receipts for International Stocks 29.3%

Geographical Distribution
(As a percentage of equity holdings)

Other(individually less then 1%) 2.0%
Hungary 1.1%
Czech Rebublic 1.1%
Philippines 1.3%
Singapore 1.3%
Peru 1.4%
People's Republic of China 2.0%
Poland 2.2%
Thailand 2.3%
Chile 2.8%
Indonesia 2.8%
Malaysia 5.2%
India 5.5%
Turkey 6.0%
Mexico 6.2%
Russia 6.8%
South Africa 7.1%
Taiwan 7.5%
Brazil 14.5%
South Korea 20.9%

Five Largest Holdings
(As a percentage of equity holdings)

1. Samsung Electronics Co.      3.67%
2. Petrobras Brasileiro SA
   (A.D.R.)                     3.43%
3. Companhia Vale do Rio
   Doce (A.D.R.)                2.47%
4. Telefonos de Mexico SA       1.76%
5. Lukoil Holding (A.D.R.)      1.74%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------
Prices and Distributions

                             12/31/04      12/31/03
Net Asset Value per Share    $20.48        $17.37

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $ 0.1496      $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Pioneer Emerging Markets VCT Portfolio
MSCI Emerging Markets Free Index


10/98           10000   10000
                10490   10675
                18750   17766
12/00           12337   12330
                11450   12037
12/02           11312   11315
                17903   17682
12/04           21292   22267

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value
Life-of-Class       13.03%
(10/30/98)
5 Years              2.58%
1 Year              18.93%

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

For the 12 months ended December 31, 2004, Pioneer Emerging Markets VCT Portfolio Class I shares delivered a total return of 18.93. Over the same time period, the MSCI Emerging Markets Free Index had a total return of 25.95%.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

In the following discussion, Christopher Smart and Sam Polyak, portfolio managers of the Portfolio, review the last 12 months and look ahead to next year.

After an extraordinary performance in 2003, how did Emerging Markets fare this year?

With still strong economic growth in the United States and China, supported by an accommodative monetary policy in most countries, Emerging Markets turned in yet another outstanding year. In the 12 months ending December 31, 2004, the MSCI Emerging Markets Index outperformed the MSCI World Index by approximately 11 percentage points and the S&P 500 Index by approximately 14 percentage points. While global rates began to rise, the moderate strength of the recovery made for a more gradual adjustment. Moreover, a weakening U.S. dollar throughout the year had two distinct effects on the Emerging world. On the one hand, it helped reduce the sovereign debt burdens of many developing countries, as a significant portion of their debt is in U.S. dollars, while it helped cool inflationary expectations as their currencies gained in relative value. While the Chinese economy slowed somewhat from the excessive pace of its expansion early in the year, it was still on track to grow near 10%, which provided good support for global commodity prices like coal, iron ore, steel and soybeans.

How did the Portfolio fare in this environment?

The Portfolio's exposure to these favorable trends generally boosted performance during the period. Our exposure to Turkey and India were especially helpful as these markets benefited from strong acceleration in domestic demand. We also benefited from the inclusion of stocks like Yanzhou Coal Mining, which rose 41.2% as the rapid rise of Chinese coal prices boosted its profits. In Brazil, Companhia Vale do Rio Doce, one of the world's largest producers of iron ore, rose nearly 41.9% as the firm posted record profits on the strength of global commodity prices. Finally, our decision to limit our exposure to technology firms was also helpful, as major stocks in that sector in Taiwan, Israel, and Korea underperformed the benchmark dramatically.

Performance was hurt over the last year from our positive view of Russia and our negative view of South Africa. The high oil price, which produced significant inflows of money into the Russian economy and growth near 7% was not enough to overcome investor concerns about political developments that appeared to threaten the course for further economic and political reform. In South Africa, meanwhile, a surge in easy credit and domestic spending provided an unexpected boon to many banks, retailers and industrial companies, even as the strong currency undercut the profits of the mining industry.

How do you choose what stocks to buy?

Our process moves along two tracks. We look at our markets from the top down, to find countries where the economies are growing, where interest rates are falling and where there is a stable or improving political climate. At the same time, from the bottom up, we screen stocks in our universe for attractive valuations and growth prospects. We examine the economic sector in which a company operates and attempt to assess the management's ability to take advantage of growth opportunities. Together with our investment colleagues in Singapore and Dublin, we model the company's future revenue and profit streams to find stocks where the market may be underestimating its ability to create value. If it meets these criteria within a favorable environment of economic growth, it becomes a good candidate for the Portfolio. We believe the Portfolio contains some of the world's best growth prospects at some of the world's best valuations. Individually, the stocks may be riskier than most, but the Portfolio construction helps to mitigate at least some of that risk.

What do you expect in 2005?

Emerging Markets have essentially outperformed developed markets significantly in the last few years, which imposes a certain amount of humility on any outlook for the year ahead. Still, we continue to believe that valuations are attractive and growth prospects remain good, especially when compared to the alternatives in developed markets. Performance in 2005 will remain vulnerable to a rapid adjustment in global currencies or a sharp decline in global demand. Still, weak job growth in the United States, Europe and Japan will discourage monetary authorities from moving too quickly on rate increases, which should continue to provide ample liquidity for key Emerging Markets. Barring an unforeseen adjustment, this combination should make for another year of good performance in relative and absolute terms.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------
[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of total investment portfolio)

International Common Stock 99.1%
International Preferred Stocks 0.9%

Geographical Distribution
(As a percentage of equity holdings)

Finland   0.8%
Belgium   1.6%
Sweden    1.6%
Ireland   3.2%
Italy     5.1%
Netherlands  6.0%
Spain     6.7%
Germany   9.3%
Switzerland 12.6%
France    26.5%
United Kingdom 26.6%

Five Largest Holdings
(As a percentage of equity holdings)

1. Vodafone Group Plc     4.70%
2. UBS AG                 3.18%
3. Total SA               2.92%
4. Societe Generale       2.84%
5. CS Group               2.78%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/04     12/31/03
Net Asset Value per Share    $10.64      $9.05

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $ 0.0709      $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Europe VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Pioneer Europe VCT Portfolio
MSCI Europe Index

10/98           10000   10000
                10600   10992
                13618   12741
12/00           11104   11671
                 8587    9349
12/02            6955    7629
                 9269   10570
12/04           10982   12777

The Morgan Stanley Capital International (MSCI) Europe Index measures the performance of stocks in European developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value
Life-of-Class        1.53%
(10/30/98)
5 Years             -4.21%
1 Year              18.48%

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

The 12 months ended December 31, 2004, was a favorable period for European stocks. In spite of high energy prices, attractive stock price levels, high dividend yields and receding fears of inflation contributed to strong returns for the Europe Portfolio, as Portfolio Manager Stan Pearson discusses in the following interview.

Q: How did the Portfolio perform?

A: For the 12 months ended December 31, 2004, Class I shares rose 18.48% at net asset value. The performance lagged the Morgan Stanley Capital
   International (MSCI) Europe Index's return of 20.88%. We think that two stocks account for the underperformance. AstraZeneca (Switzerland) was impacted by general weakness in the pharmaceutical sector and stock specific events, including the failure to get FDA approval for one of its drugs. Food service provider Compass Group (United Kingdom) suffered after releasing a surprise profit warning in September. In our view, company cash flows have been impacted by once-off items, and we expect cash flow generation to improve going forward.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Which stocks contributed to performance?

A: While many pharmaceutical stocks suffered as a result of questions surrounding safety concerns about blockbuster cox-2 inhibitor drugs, not all the news was bad for health care stocks. Celesio (Germany), a wholesale pharmaceutical company, rallied as a result of its business restructuring and continued earnings growth.

   In the telecommunication services industry, we've focused on operators with a high level of exposure to the European market, which continues to generate attractive growth. We purchased Belgacom (Belgium) during its initial public offering in March because it was well valued and offered an attractive dividend yield. The stock has done well as a result of the company's financial strength and sound management.

   The Portfolio enjoyed strong performance from its emphasis on energy stocks, which are benefiting from high oil prices. ENI (Italy) represented one of the Portfolio's best performers for the year. In the utility sector, E.on is benefiting from the rise in electricity prices. The company has also made progress in restructuring, selling non-core assets and reducing its workforce.

   Similarly, strong stock selection and an overweight position in the capital goods sector generated strong returns. CRH (Ireland) is profiting from the cyclical upturn and increased capital expenditures in the building materials arena. The company has a successful strategy of acquiring small companies that are easily integrated into CRH.

   Underlying fundamentals in the financial sector improved on the back of the strong equity markets, and rising investor demand helped push stock prices higher. Barclays (United Kingdom) led the portfolio's financial holdings and contributed nicely to the Portfolio's performance. During 2004, the stock benefited from speculation that it was a potential take-over target for U.S. banks. Finally, our decision not to invest in the semiconductor industry helped performance because the industry struggled throughout the fiscal year as growth forecasts proved to be overly optimistic.

Q: What is your outlook?

A: European companies have the capacity to expand margins and profits, but earnings growth is likely to be modest. In a climate where equity appreciation is driven by modest earnings growth, we consider high dividend yields and strong cash flow to be important sources of stock price support. Therefore, we are placing a premium on stocks with the stability and predictability of robust dividend yields.

   At present levels, European equities are appropriately discounting an environment characterized by gently accelerating macroeconomic growth, low inflation and low volatility. We believe such a global equity environment is likely to result in moderate expectations for equity returns across Europe for the foreseeable future.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------
[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE ORIGINAL DOCUMENT]

Sector Distribution
(As a percentage of total investment portfolio)

U.S. Common Stocks 1.5%
Temporary Cash Investment 3.4%
Depositary Receipts for International Stocks 3.9%
International Common Stocks 91.2%

Geographical Distribution
(As a percentage of equity holdings)

Other (individually less then 1%) 3.8%
Australia 1.0%
Belgium 1.0%
Brazil 1.1%
Turkey 1.3%
Ireland 1.5%
South Korea 1.5%
Netherlands 3.6%
Italy 4.2%
Spain 4.9%
Germany 5.4%
Switzerland 7.9%
United Kingdom 15.9%
France 16.3%
Japan 30.6%

Five Largest Holdings
(As a percentage of equity holdings)

1. Vodafone Group Plc       2.46%
2. Total SA                 2.42%
3. Toyota Motor Co.         2.33%
4. Japan Tobacco, Inc.      2.13%
5. UBS AG                   1.97%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/04      12/31/03
Net Asset Value per Share    $11.88        $10.06

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $ 0.0542      $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer International Value VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free (ACWF) ex. U.S. Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Pioneer International Value VCT Portfolio
MSCI AC WId Fr USA Index

2/95            10000           10000
                11053           10960
12/96           11998           11691
                12581           11929
12/98           12163           13655
                17561           17877
12/00           13609           15177
                10378           12218
12/02           8996            10425
                11701           14740
12/04           13891           17891

Index comparison begins on 2/28/95. The Morgan Stanley Capital International
(MSCI) All Country World Free Index measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value
Life-of-Class        3.39%
(3/1/95)
5 Years             -4.58%
1 Year              18.71%

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

International stocks appreciated strongly during 2004, despite higher interest rates and rising oil prices. As Portfolio Manager Christopher Smart explains, investments in economically sensitive industries across Japan, Europe and emerging markets were strong contributors to performance.

Q: How did the Portfolio perform?

A: For the 12 months ended December 31, 2004, Class I shares rose 18.71% at net asset value. However, with the disappointing performance of a few stocks, it lagged the Morgan Stanley Capital International (MSCI) All Country World Free Index, which rose 21.36% for the same period.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   We've been underweighting technology stocks for some time out of concern for their valuations and weak demand in developed countries. Nevertheless, their limited presence in the Portfolio still detracted from performance. Nokia (Finland) and Ericsson (Sweden) suffered from inadequate product lines in an increasingly competitive market for mobile telephones. We saw opportunity in Hitachi Chemical (Japan), which we viewed as a promising, yet undervalued, manufacturer of electronic component materials. Unfortunately, concerns about the semiconductor cycle and weak personal computer sales drove the stock price down during the second half of the fiscal year.

   Outside the technology sector, two holdings domiciled in Switzerland were disappointing. Nestle S.A., the Swiss food giant, declined as the company's sales growth and profitability came in below expectations. We continue to believe that the stock will recover, as Nestle delivers on its promises to cut operating costs and improve its overall margins. Astra Zeneca's failure to secure approval for its anti-clotting medicine Exanta hurt expectations for future results, but we remain optimistic that its pipeline retains value.

Q: What investments contributed to performance?

A: Japanese stocks, helped by a recovery in the property market, proved very advantageous despite a retreat in the final months of the fiscal year. Investments in prefabricated housing and construction materials manufacturer Sekisui Chemical Company and Daiwa House rose considerably during the reporting period. Also, quality retail chains like Ryohin Keikaku Co. and clothing chain Fast Retailing enjoyed strong growth in operating profits.

   Investments in European cyclical stocks, which had lagged the market earlier this year, also posted gains. Electric utility E.on AG (Germany) appreciated sharply, as investors gained confidence in management's ability to sell non-core assets in real estate and the chemicals industry and boost its dividend pay-out ratio. The construction and engineering firm ACS benefited from strong growth in revenues from road, infrastructure and building contracts mainly in Spain, where economic expansion and European Union financing have supported a construction boom. Belgacom, which posted lackluster performance following its initial listing in March, recovered handsomely in the fall. High global oil prices have given management at Total SA (France) and ENI S.p.A (Italy) the opportunity to broaden its ambitions for new exploration and expansion of downstream businesses.

Q: What can you tell us about the Portfolio's investments in emerging markets?

A: Some limited but key investments in emerging markets helped performance considerably. Last spring, emerging markets were negatively affected by fears of global inflation and the Federal Reserve Board's (the Fed) tighter monetary policy. We thought that the Fed's interest rate increases would be gradual and that the ensuing fall in stock prices in these markets was overblown.

   Three new holdings exemplify our strategy in emerging markets. For the first time in more than a decade, real wages in Brazil are rising after weathering the effects of currency devaluation and inflation. Brazil's third largest bank, Unibanco, is a new holding that should profit from a continued acceleration of consumer spending and its growth in its credit card business and consumer lending. In Turkey, Koc Holdings rose nearly 30% during the recent quarter, as Turkey's accession into the European union took one small step closer to reality. Mobile operator Turkcell has increased its customer base by more than 22% over the last year, and minutes of usage by subscribers continues to climb.

Q: What is your outlook?

A: Barring any unforeseen events that could severely hamper the European recovery, the valuations of most stocks remain extremely attractive compared to the United States, and the earnings growth potential is good. We are also optimistic about prospects for a Japanese recovery, as land prices appreciate and consumers begin to spend again. In key emerging markets, like Turkey and Brazil, we think we'll continue to find investment opportunities, where falling inflation and interest rates have released powerful forces of domestic demand.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------
[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE ORIGINAL DOCUMENT]

Diversification
(As a percentage of total investment portfolio)

Exchange Traded Fund 0.8%
International Common Stocks 1.8%
Depositary Receipts for International Stocks 3.4%
Temporary Cash Investment 4.1%
U.S. Common Stocks 89.9%

Sector Distribution Portfolio
(As a percentage of equity holdings)

Telecommunication Services 0.9%
Consumer Staples  4.2%
Utilities 4.6%
Energy 7.5%
Materials 8.0%
Information Technology 8.6%
Health Care 9.0%
Consumer Discretionary 10.2%
Industrials 18.6%
Financials 28.4%

Five Largest Holdings
(As a percentage of equity holdings)

1.   Insight Enterprises, Inc.        2.26%
2.   Southwestern Energy Co.          2.05%
3.   PacifiCare Health Systems        1.83%
4.   Pediatrix Medical Group, Inc.    1.79%
5.   Wabtec Corp.                     1.75%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

Prices and Distributions

                            12/31/04      12/31/03
Net Asset Value per Share   $15.02      $12.50

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $  -          $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Cap Value VCT Portfolio at net asset value, compared to that of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Pioneer Small Value VCT Portfolio
Russell 2000 Value Index

11/01             10000              10000
12/02              8979               9400
12/04             14611              16781

The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value
Life-of-Class       13.79%
(11/8/01)
1 Year              20.16%

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

Successful stock selection among energy, transportation and health care companies helped Pioneer Small Cap Value VCT Portfolio perform well over the past 12 months. In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson review the economic background and detail some of the steps they took to bolster Portfolio performance.

Q. How did the Portfolio perform over this period?

A. For the twelve-month period ended December 31, 2004, Pioneer Small Cap Value VCT Portfolio returned 20.16% at net asset value. In comparison, the Russell 2000 Value Index, the Fund's benchmark, returned 22.25%.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What was the investment background for small-cap value stocks over this period?

A. Value issues - those stocks that are selling at a significant discount to our estimation of their intrinsic value - were leaders within the small-cap universe for the full 12-month period, despite periods of outperformance by growth stocks. Strong job creation in the spring raised fears of rising interest rates, driving down financial and other traditional value sectors seen as vulnerable to rising rates. Value issues rebounded sharply over the summer as investors positioned their portfolios more defensively during the runup to the presidential election. With the election decided, growth sectors and a smattering of lower quality issues moved higher in November. But the gains recorded between June and August were enough to position value stocks significantly ahead for the period.

Q. Which areas of the Portfolio had the greatest impact on results?

A. As energy prices rose, we maintained a heavily overweighted position among energy issues compared to the benchmark. That, plus sharp gains by a number of our selections, made the energy sector the biggest contributor to strong returns. Southwestern Energy, an Arkansas-based exploration and production company, capitalized on high prices by expanding production at existing operating fields and advancing development of more recently discovered reserves. Massey Energy, an Appalachian coal company, saw prices for the metallurgical coal used in steel manufacturing increase sharply for the first time in decades, driven by unprecedented demand from China and elsewhere.

   Illustrating how our patient, value-focused style is designed to work, we were rewarded this year for our purchase of Swift Energy, a longer-term holding. Swift has stabilized its troubled New Zealand operations and increased oil and gas production from its key Lake Washington reserves. We took some profits in Swift, as continued good news pushed its price higher. Increasing global oil consumption aided results at Stelmar Shipping, which saw strong demand for its fleet of modern, doublehulled tankers. Stelmar has also been approached by potential acquirers. Genesee and Wyoming, which acquires short-line trackage from larger railroads, chiefly in the U.S. and Australia, benefited from expanded shipping volumes of coal and grains. Forward Air, a broker of shipping services for corporations, increased its market share as economic expansion heightened demand for cost-efficient transportation management.

   Our large exposure to health care services was another positive. Pacificare benefited from federal incentives aimed at steering Medicare patients to managed care plans. Pacificare, the market leader, is also recovering from operational problems, another reason its stock has moved higher. The migration of patients to managed care programs also aided Amerigroup, a large provider of health care programs for beneficiaries of Medicare and other public assistance programs. Shares of Chemed rose when it acquired full ownership of Vitas, a hospice company. Vitas is expected to gain from regulations favoring home care for terminally ill Medicare patients, instead of costly hospital stays. Our underweight position in real estate investment trusts and other interest rate-sensitive financial sectors, also helped returns.

Q. What areas held back performance?

A. Technology stocks suffered from spotty business conditions. Orders shrank for Remec's telecommunication equipment, but we have retained our commitment because the potential sale of Remec's defense business may enhance the value of the telecom division. Advanced Energy and Applied Films, manufacturers of semiconductor capital equipment, were hurt by uncertain demand for new manufacturers' facilities. Insight Enterprises, a direct distributor of information technology products and services, was an exception. Improving fundamentals and a modest upturn in personal and corporate IT spending boosted Insight's stock. Graftech International slumped following disappointing third quarter earnings. Graftech may not have been aggressive enough in negotiating 2005 contracts for its graphite electrodes, used in steel making. We added to holdings when shares fell, because we think investor reaction has been overblown. Rewards Network, which markets restaurant and other discount programs to consumers, continued to disappoint as skepticism grew over its hotel initiatives and its ability to sign up more restaurants.

Q. What is your outlook for the economy and the markets?

A. Overall, we think the economic outlook is favorable, with slow, steady growth and rising interest rates a likely scenario. But the stock market may already have taken that outlook into account; the markets enjoyed a strong run over the summer and moved higher once again in November. The rise in small-cap value stocks has been exceptional, implying that returns could be more modest over the next several months. This increases the challenge for investors like us to find good long-term values in the marketplace. However, our value methodology helps us to find reasonably priced stocks throughout the market cycle.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investing in small companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Company VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------
[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE ORIGINAL DOCUMENT]

Portfolio Diversification
(As a percentage of total investment portfolio)

International Common Stocks 0.4%
Depositary Receipts for International Stocks 0.7%
Temporary Cash Investment 4.1%
U.S. Common Stocks 94.8%

Sector Distribution
(As a percentage of equity holdings)

Utilities 1.9%
Telecommunication Services 1.9%
Consumer Staples 3.4%
Energy 3.5%
Materials 7.9%
Consumer Discretionary 13.7%
Health Care 13.9%
Information Technology 15.0%
Industrials 15.5%
Financials 23.3%

Five Largest Holdings
(As a percentage of equity holdings)

1.  Swift Transportation Co., Inc.      1.43%
2.  Ruby Tuesday, Inc.                  1.11%
3.  Provident Senior Living             0.96%
4.  Wind River Systems                  0.90%
5.  People's Energy Corp.               0.88%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/04      12/31/03
Net Asset Value per Share     $ 12.97      $ 11.44


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $  -          $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Company VCT Portfolio at net asset value, compared to that of the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUTAIN CHART IN THE PRINTED MATERIAL]

Pioneer Small Company VCT Portfolio
Russell 2000 Index

1/01            10000   10000
                10498    9741
12/02           8739     7747
                10951   11407
12/04           12415   13497

Index comparison begins 1/31/01. The Russell 2000 Index measures U.S. small-cap stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value
Life-of-Class        6.81%
(1/19/01)
1 Year              13.37%

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Company VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

In the following discussion, co-managers Diego Franzin and Michael Rega review the performance of Pioneer Small Company VCT Portfolio over the year ended December 31, 2004. Diego and Michael assumed day-to-day investment responsibility for the Portfolio on November 1, 2004.

Q. How did Pioneer Small Company VCT Portfolio perform over this period?

A. For the twelve months ended December 31, 2004, the Portfolio returned 13.38% at net asset value. The result trailed the Portfolio's benchmark, the Russell 2000 Index, which returned 18.33% over the same period.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. Please describe the background for small-company stocks over this period.

A. Stocks, including small-caps, treaded water for several months in 2004, held back by concern over the economy, election uncertainty and international tensions. With renewed evidence of continued economic growth, and with the election firmly decided, investors returned to equities in the latter months of the year.

   Driven by profit growth, small-capitalization stocks outperformed large caps for the sixth consecutive year in 2004, marking the longest stretch of small-cap outperformance since the Russell 2000 Index was launched in 1979. Smaller companies increased operating efficiencies and expanded margins, allowing more of each revenue dollar to reach the bottom line. For four of the last five years, value-oriented smaller stocks were dominant, but growth stocks began catching up late in the year.

Q. Which stocks or sectors influenced performance favorably?

A. One-time coalmine operator Brink's rose as it continued to work down long-standing pension obligations owed to former employees and their families. Canada-based Alliance Atlantis, whose management team is highly regarded in the industry, enjoyed good results from its various Crime Scene Investigation (CSI) television series. Sales targets in China for Nu Skin's health and beauty products fell behind by a few months; after a brief decline, shares rebounded and added to results for the year. We took profits in Chattem, manufacturers of Gold Bond products, in favor of other opportunities. We also took advantage of higher prices to cut real estate investment trust holdings, adding commercial banks, including Irwin Financial and City National, that appear better positioned to profit as a flattening yield curve squeezes profit margins. Corn Products International, a leading producer of corn syrup, benefited from increased operating efficiencies and the probability of greater access to the large Mexican market.

Q. Which holdings had a negative impact over the period?

A. Unsuccessful stock selection nullified an overweight position in the strong energy sector. Being underweight in technology was beneficial, but choices among industrial, materials and technology issues hurt results. Together, those factors account for much of the Portfolio's underperformance compared with its benchmark. Unifi, a maker of synthetic yarns for apparel and home goods, missed earnings targets due to weak pricing and saw some of its customers move production overseas. Rewards Network, which continues to retool its hotel and restaurant discount programs, fell sharply. Cuts in state and federal educational programs combined with a revamping of the SAT test undercut shares of Princeton Review, a test preparation company. And shares of Plato Learning, which offers computer-based job training, declined after ratcheting back revenue expectations.

Q. What is your current outlook, and how are you positioning the Portfolio?

A. We believe the economic expansion will carry over into 2005 even if interest rates rise further. In addition, energy prices may moderate in the face of adequate supplies.

   In late 2004, growth stocks appeared exceptionally cheap by some traditional measures, and we believe that growth prospects will eventually be reflected in stock prices. In addition, the best performing growth issues had no earnings at all, a sign that investors were attracted to the notion of growth, independent of other factors. With that scenario in mind, we are tightening the Portfolio's growth focus, broadening sector diversification and increasing the Portfolio's roster of stocks. Attractive sectors include health care, as well as deepwater drilling, where drilling rig utilization rates have moved higher. In technology, software companies may benefit as companies look for productivity-enhancing ways to invest sizeable cash holdings accumulated over recent years.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investing in small companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------
[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE ORIGINAL DOCUMENT]

Portfolio Diversification
(As a percentage of total investment portfolio)

Depositary Receipts for International Stocks 1.0%
Temporary Cash Investment 8.2%
U.S. Common Stocks 90.8%

Sector Distribution Portfolio
(As a percentage of total investment portfolio)

Telecommunication Services 0.1%
Utilities 5.5%
Energy  6.0%
Consumer Staples 7.7%
Health Care 8.5%
Materials 8.7%
Industrials 11.1%
Information Technology 12.6%
Consumer Discretionary 19.7%
Financials 20.1%

Five Largest Holdings
(As a percentage of equity holdings)

1. Foot Locker Inc.         2.55%
2. Mattel, Inc.             2.19%
3. Safeway, Inc.            1.81%
4. Triad Hospitals, Inc.    1.76%
5. CIGNA Corp.              1.76%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/04      12/31/03
Net Asset Value per Share     $24.67        $20.47

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $ 0.080       $  -              $ 0.2095

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Pioneer Mid Cap Value VCT Portfolio
Russell Midcap Value Index

3/95            10000           10000
                12263           11819
12/96           14748           13596
                19812           16952
12/98           20820           16271
                20799           18407
12/00           24789           21721
                25369           23130
12/02           22920           20537
                31643           28234
12/04           39142           34478

Index comparison begins 3/31/95. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class       13.30%
(3/1/95)
5 Years             13.37%
1 Year              22.12%

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

Domestic equity markets moved in fits and starts, both up and down, through the first nine months of 2004 before finally staging a strong rally following the November elections. In the final two months of the year, stock indices moved upward, with small- and mid-cap companies outperforming large-cap corporations, and value stocks outpacing growth stocks. In the following interview, Rod Wright discusses the market environment and factors that affected performance during 2004. Mr. Wright is responsible for the day-to-day management of Pioneer Mid Cap Value VCT Portfolio.

Q: How did the Portfolio perform?

A: The Portfolio delivered strong results, despite trailing its benchmark index. For the 12 months ended December 31, 2004, the Portfolio had a total return of 22.12% at net asset value, while the Russell Midcap Value Index returned 23.71%.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal factors that affected performance?

A: The Portfolio participated in the final end-of-year rally that raised stock averages. For much of the year, a variety of factors and potential problems affected investors, who worried about the effects of rising interest rates, increasing energy prices, instability in Iraq and the political uncertainty resulting from a fiercely contested Presidential election.

   During the year, our selections in the health care, telecommunications, energy, financials and utilities sectors helped performance, while investments in materials, technology, industrials and consumer staples sectors detracted from results.

Q: What were some of the individual investments that had the greatest impact on Portfolio results?

A: Although technology investments tended to be a drag on performance, one technology company - NCR - had the single greatest positive impact on the Portfolio's return. NCR, which already had established itself as a leader in producing ATM and automatic retail scanning and check-out equipment, saw greatly improved results from its technology that helps companies store and manage large quantities of data. NCR's stock had been selling at a deep discount, but the effects of a corporate reorganization and the policies of a new management team helped lead to greatly improved earnings.

   Reliant Energy, which is involved in both electric power generation and in power distribution, was the Portfolio's second-largest contributor, as its stock appreciated after a reorganization of company debt.

   Other stocks that helped performance substantially included: Transocean, which operates oil drilling rigs and benefited from rising oil prices; W.W. Grainger, a national distributor of industrial parts and machinery, which enjoyed improved earnings as a result of a restructuring; and Ball, a packaging company which manufactures cans and bottles for beverage companies. Two health care sector investments that helped were: Becton Dickinson, a medical supply company; and Cigna, an HMO.

   Also adding to results were three companies involved in acquisitions at premiums to their stock valuations: Charter Bank, which was taken over by Citizens Bank, a unit of Royal Bank of Scotland; Apogent Technology, a producer of research equipment for medical laboratories, which was acquired by Fisher Scientific; and Veritas Software, a developer of data management software, which announced it was being acquired by Symantec.

   Holdings that detracted from results included UTStarcom, a manufacturer of inexpensive hand-held telephones, which was hurt by intense competition in China. While we sold our position in UTStarcom, we retained three other stocks that were a drag on performance: Safeway, toy company Mattel and mortgage insurer PMI, all of which gained, but still lagged the mid-cap value market.

   Portfolio results were held back by not owning three companies that were performance leaders during 2004: TXU, a Texas utility; Apple Computer, the developer of the popular iPod product; and Monsanto, which produces genetically modified seeds for the agriculture industry.

Q: What is your investment outlook?

A: We are reasonably optimistic about the economy and investment opportunities in the stock market. After a year in which corporate earnings rose faster than stock prices, stock valuations - as measured by price/earnings ratios
   - are more reasonable than they were a year ago. At the same time, interest rates remain low by historical standards, even though the Federal Reserve has raised short-term rates several times, while the economy continues to expand and support rising corporate earnings.

   Although we expect to continue to de-emphasize stocks of companies that may be vulnerable to rapid increases in interest rates, we are moderately bullish about the overall market.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investing in mid-sized companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------
[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE ORIGINAL DOCUMENT]

Portfolio Diversification
(As a percentage of total investment portfolio)

Temporary Cash Investment 1.0%
Depositary Receipts for International Stocks 11.1%
U.S. Common Stocks 87.9%

Sector Distribution Portfolio
(As a percentage of equity holdings)

Energy  1.5%
Telecommunication Services 4.1%
Materials 4.5%
Consumer Discretionary 10.7%
Industrials 10.8%
Financials 10.9%
Consumer Staples 13.4%
Health Care 21.2%
Information Technology 22.9%

Five Largest Holdings
(As a percentage of equity holdings)

1.   Microsoft Corp.           4.97%
2.   Pfizer, Inc.              4.05%
3.   American International
     Group, Inc.               3.57%
4.   Sandisk Corp.             3.47%
5.   Amgen, Inc.               2.99%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/04      12/31/03
Net Asset Value per Share      $13.04       $12.22

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $  -          $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Shares VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Pioneer Growth Shares VCT Portfolio
Russell 1000 Index

10/97           10000           10000
                10646           10227
12/98           13522           13561
                16351           14637
12/00           15079           13484
                13202           10962
12/02           10343            7157
                13436            8971
12/04           14966            9573

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class        -0.61%
(10/31/97)
5 Years              -8.14%
1 Year               6.71%

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

Helped by a late-year rally, equities produced returns consistent with long-term historical averages during 2004, but large-cap growth stocks tended to underperform large-cap value stocks, as well as small- and mid-cap issues. In the following interview, Christopher Galizio discusses the factors that affected the performance of Pioneer Growth Shares VCT Portfolio during 2004. Mr. Galizio is responsible for day-to-day investment management of the Portfolio.

Q: How did the Portfolio perform during 2004?
A: For the 12-month period ended December 31, 2004, the Portfolio's Class I shares had a total return of 6.71%. During the same 12-month period, the Russell 1000 Growth Index, a common benchmark for large-company growth stocks, returned 6.30%.
   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during the year?
A: While the stock market produced good returns, large-cap growth stocks tended to underperform the market as well as other types of stocks, especially value stocks. The reason was predominately because the best-performing sectors tended to have more value stocks. The low-interest-rate environment, for example, helped the performance of financial service companies, while fast-rising commodity prices helped lift the valuations of companies in the energy and materials sectors. Similarly, the economic expansion aided the industrial sector, which enjoyed increasing sales and improved profitability. All these sectors tend to have greater concentrations of value companies than growth companies. At the same time, we saw underperformance by two sectors with high concentrations of growth companies - health care and information technology. In health care, the large pharmaceutical companies in particular underperformed both because some successful products were losing patent protection and because other products became embroiled in questions about possible harmful side effects. The most notable products affected by these side-effect questions were Pfizer's two Cox-2 pain inhibitors, Celebrex and Bextra, both of which suffered declines in sales, and Merck's Cox-2 inhibitor Vioxx, which was withdrawn from the market. In the case of information technology, slowing demand and a build-up of inventories undermined the earnings growth of several companies, especially in the semiconductor industry.

Q: What were your principal strategies and how did they affect performance?
A: We had repositioned the Portfolio shortly before the mid-point of the year, reducing holdings in both health care and information technology. The adjusted portfolio performed strongly during the final six months of 2004. We liquidated our position in Pfizer before the questions arose about Celebrex, and our lack of exposure to that controversy was a big help to Portfolio performance. At the same time, we retained a holding in Merck and even added to it after its stock price fell to a very attractive level. We also reduced investments in information technology, substantially lowering our holdings of semiconductor companies, and we de-emphasized consumer staples, which we believed had risen to high valuations.
   As we did so, we added to our investments in basic materials, financial services and telecommunications services. In basic materials, we increased our investments in copper companies, notably Freeport-McMoRan and Phelps Dodge, both of which faced very favorable demand-supply outlooks for the foreseeable future. In financial services, we added to investments in major companies such as Citigroup, Bank of America, credit-card issuer MBNA, and the government-sponsored mortgage organization, Freddie Mac. We reduced our exposure to the insurance industry, eliminating AIG before its stock plummeted amid questions about financial arrangements with brokers. After AIG's stock price collapsed, we reinvested in the company to take advantage of its attractive valuation.

Q: What were some of the investments that most influenced performance?
A: The two decisions that most helped performance were the liquidation of the position in Pfizer and the overweighting of Phelps Dodge.
   Macrovision, a software company that we overweighted in the second half of the year, rose by 30% after we purchased it. Macrovision is a leader in producing an anti-piracy technology designed to protect material on both DVDs and CDs from unauthorized copying. National retailer Target was another excellent performer, as its same-store sales improved faster than rival Wal-Mart. We sold our position in Target after its stock had risen to a high valuation. Altria, the former Philip Morris, also supported performance when it rallied following a favorable court ruling in a tobacco liability case. U.K.-based wireless phone company Vodafone was another stock that appreciated in anticipation of the success of its investments in the next generation of wireless technology. Nextel, which later received an aquisition offer, and France Telecom were two other wireless investments that performed very well In health care, a leading performer was medical equipment company Guidant, which received a favorable takeover proposal from Johnson & Johnson. Other technology holdings that detracted from results included UTStarcomm, which we have sold, and Samsung Electronics, which we have retained because we like the company's long-term prospects. Relative to the market, performance was held back because we did not own any shares of several companies that performed very well, including Johnson & Johnson, GE, United Health Group, eBay and Qualcomm.

Q: What is your investment outlook?
A: We base our investment decisions on our analysis of the fundamental strengths and prospects of individual companies in relation to their stock prices, rather than on any top-down sector decisions based on macroeconomic analysis.
   At the start of the new year, we continued to have a favorable opinion about many materials companies and believed the long-term outlook for copper companies was particularly favorable. We also had overweight positions in industrials, financial services and telecommunications services sector. Within those sectors, the companies with the largest weightings were metals, insurance and wireless communications providers.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------
[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE ORIGINAL DOCUMENT]

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks 92.1%
Temporary Cash Investment 7.9%

Sector Distribution Portfolio
(As a percentage of equity holdings)

Health Care 0.4%
Manufactured Homes 0.4%
Self Storage 4.0%
Diversified 7.7%
Hotel 10.1%
Shopping Center 12.0%
Industrials 13.1%
Regional Mall 13.4%
Apartment 18.6%
Office 20.3%

Five Largest Holdings
(As a percentage of equity holdings)

1.  Simon DeBartolo Group, Inc.       6.58%
2.  Boston Properties, Inc.           5.08%
3.  AvalonBay Communities, Inc.       4.82%
4.  Equity Residential Property
    Trust                             4.37%
5.  Catellus Development Corp.        4.19%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/04      12/31/03
Net Asset Value per Share      $24.30        $18.57

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $ 0.4466      $ 0.2129          $ 0.1166

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Pioneer Real Estate Shares VCT Portfolio
Wilshire Real Estate Securities Index

3/95            10000           10000
                11322           11696
12/96           15497           15875
                18565           19235
12/98           15330           15629
                14841           14977
12/00           19403           19397
                21431           20911
12/02           21983           21440
                30133           28890
12/04           40622           39215

Index comparison begins on 2/28/95. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value
Life-of-Class       14.90%
(3/1/95)
5 Years             21.23%
1 Year              35.74%

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

For the fifth year in a row, real estate stocks achieved positive returns and outperformed the broader market indices. As Matthew Troxell of AEW Capital Management, L.P. explains in the following interview, it will fall to astute stock selection to identify the real estate investments most likely to continue this momentum into the New Year after such a rewarding multi-year rally.

Q: How did the Portfolio perform during fiscal 2004?

A: Performance by property type was universally strong. For the 12 months ended
   December 31, 2004, Class I shares rose 35.74% at net asset value. This performance slightly outperformed the 34.81% return for the Wilshire Real Estate Securities Index for the same period.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What investments contributed to performance?

A: Strong operating fundamentals at the property level and solid consumer spending patterns boosted returns of regional mall real estate investment trusts (REITs). One of the Portfolio's largest holdings, Simon Property Group, performed strongly in the last quarter of the fiscal year. This REIT announced the acquisition of Chelsea Property Group (also held by the Portfolio) during the first half of the fiscal year. Initially, investors reacted negatively. But we viewed the proposed merger very positively, because Chelsea Property Group, which owns factory outlet shopping centers in Japan as well as in the United States, would add international diversity and a new retail avenue of growth to Simon's current portfolio. Each company's board of directors and Chelsea's shareholders unanimously approved the definitive merger agreement, and the company's stock rallied nicely.

   While the outlook for the office sector is improving as a result of positive job growth, it takes longer for the improvements to manifest themselves at the property owner level. (Tenants must first use their existing empty space before seeking new office space.) Boston Properties, Inc., which holds a portfolio of high-quality buildings in markets with high barriers to entry, exemplifies the kind of resilient, well-managed company that has weathered the office downturn better than many of its counterparts. This office REIT returned 42.5% for 2004.

   A sector of the real estate market that recovered well in 2004 was apartments. AvalonBay Communities, Inc. was one of the Portfolio's best performing stocks for the reporting period. Like the office sector, multi-family housing is benefiting from positive job growth, which helps increase demand for apartments. In addition, we're seeing tremendous demand for the conversion of apartments to condominiums in a number of markets, including southeast Florida and southern California, where the price of owning a home is prohibitive for many people. This increased demand is improving fundamentals while condo conversion demand provides support for asset prices - a scenario that creates a natural price support.

   In the lodging sector, our selection of hotels did well, but it was the presence of Starwood Hotels and Resorts that dramatically impacted performance with its 64.7% return for 2004. This hotel, like many in its universe, saw great improvement in occupancy rates - resulting in a greater number of rooms being rented in 2004 than 2003. Much of the improvement was due to the ability of management to increase room rates, which is a more powerful driver of profitability than occupancy rates.

Q: Any stocks prove to be disappointing?

A: Despite the positive performance of industrial stocks, the sector detracted from performance relatively speaking, since the group underperformed the index. The Portfolio's investments in Liberty Property Trust, an office and industrial REIT, lagged the market due to investor concerns about management's decision to delay construction of a new office building in downtown Philadelphia until an anchor tenant was found. When Comcast signed on as a tenant, the stock recovered. We remain confident that management at Liberty has a good understanding of their business and holds strong assets.


Q: What is your outlook?

A: With the underlying fundamentals improving, real estate stocks appear poised to continue strengthening. However, after such impressive performance during the past five years, we would not be surprised to see a moderating of performance returns in 2005. As the proverbial tide lifts all boats, we expect to take a more cautious approach, knowing that astute stock picking will be challenging but all the more important in the upcoming months.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------
[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE ORIGINAL DOCUMENT]

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks 94.6%
International Common Stocks 1.1%
Temporary Cash Investments 1.8%
Depositary Receipts for International Stocks 1.0%

Sector Distribution
(As a percentage of equity holidings)

Utilities 1.7%
Telecommunication Services 3.1%
Materials 6.5%
Energy  7.9%
Consumer Staples 10.1%
Health Care 12.3%
Industrials 13.2%
Consumer Discretionary 14.0%
Information Technology 15.5%
Financials 15.7%

Five Largest Holdings
(As a percentage of equity holdings)

1.  Exxon Mobil Corp.              2.58%
2.  ChevronTexaco Corp.            2.18%
3.  Target Corp.                   2.04%
4.  United Technologies Corp.      1.98%
5.  Microsoft Corp.                1.97%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------
Prices and Distributions

                               12/31/04      12/31/03
Net Asset Value per Share      $20.57         $18.70

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $ 0.2186      $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Pioneer Fund VCT Portfolio
S&P 500 Index

10/97           10000   10000
                10643   10543
12/98           13686   13296
                16565   15411
12/00           15060   15600
                13275   13908
12/02           10342   11261
                13306   13936
12/04           14747   15504

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value
Life-of-Class        6.31%
(10/31/97)
5 Years              0.12%
1 Year              11.26%

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

In the following discussion, John Carey, portfolio manager of Pioneer Fund VCT Portfolio, reviews the past year and gives an overview of the Portfolio's performance over that period.
Q: How did the Portfolio perform versus its benchmark? To what do you attribute the performance?
A: Pioneer Fund VCT Portfolio achieved respectable returns in 2004. The
   Portfolio rose 11.25% at net asset value for the calendar year. Most of the gain came in the fourth quarter, which saw the Portfolio rise 9.26%. By comparison, the Standard & Poor's 500 Index increased by 11.04% for the year and 9.23% in the fourth quarter.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
   For Pioneer Fund VCT Portfolio, the better-than-average performance was derived both from our solid weightings in many of the old-economy stocks, especially in energy, industrials, and materials, and from our good stock selection in the four sectors that underperformed the S&P 500 average, consumer staples, financials, health care, and information technology. Among our best-performing stocks were Norfolk Southern and PACCAR in industrials and T. Rowe Price in financials, but we also benefited from having only modest relative exposure to Pfizer and Cisco Systems (which we sold during the year) and no holdings of Coca-Cola, all stocks that did poorly. We did suffer from having above-market weightings in two of the dismal semi-conductor names, Applied Materials and Texas Instruments, but on the whole we managed to avoid most of the "disaster" stocks. We were particularly pleased that consumer discretionary, the sector we had highlighted in our annual report for 2003 as the "major culprit" in our relative underperformance versus the S&P during that year, was a positive contributor to performance in 2004. Three of our largest gains were from stocks in that sector: McGraw-Hill, Target, and John Wiley & Sons.

Q: What changes did you make to the Portfolio during the second half?
A: The list of 32 additions to and 10 deletions from the portfolio in the second half of 2004 makes it look as though the period was a singularly busy one for Pioneer Fund VCT Portfolio. Actually it was just a normally busy time, but due to the merger of an acquired fund, the Safeco Core Equity Fund, into Pioneer Fund VCT Portfolio during December, we ended up with some new, transferred positions. Most of the Safeco fund, overlapped with positions already owned, but we inherited the others as well. Rather than "throwing them all out with the wash," we thought that we would take our time to study them in the expectation that some might prove to be worthwhile longer-term holdings. The merger itself marked an exciting increase to the asset base of Pioneer Fund VCT Portfolio, and also to our shareholder family. To our new, formerly Safeco shareholders, a hearty welcome!

   The total effect of the portfolio activity on sector weights was modest, with no sector weighting going up or down by as much as 2%. Materials, industrials, consumer discretionary, information technology, and telecommunications services all increased as a percentage of the Fund portfolio, and energy, consumer staples, health care, financials, and utilities all decreased. As examples, in materials we added: BHP Billiton, a major Australian-based mining and minerals company; Inco, the Canadian nickel producer; and Newmont Mining, a leading gold miner. Two new materials names came from the Safeco fund, Praxair, supplier of industrial gases, and Ball, a packaging company. Among industrials, Northrup Grumman and Ingersoll-Rand were both Safeco holdings, and in the case of consumer discretionary, five of the eight new stocks came from the Safeco fund. The two largest additions, however, were our own purchases, Nordstrom and Gap, both of them retailing companies showing signs of meaningful operational improvement over the past couple of years.
   Information technology rose somewhat with: our purchase of Veritas Software, which has received a merger proposal from another portfolio company, Symantec; the receipt of shares of Freescale Semiconductor from our holding Motorola; and the inclusion of EMC, an information storage specialist, from the Safeco fund. Telecommunications saw one purchase by us, Nextel Communications, and two additions attributable to the Safeco fund, CenturyTel and Verizon. Subsequent to our purchase of Nextel, the company entered into merger discussions with Sprint.
   In regard to the sectors where the weightings decreased, the reasons in some cases had to do with weaker relative share-price performance and in other cases with sales from the portfolio. In energy, we realized a gain on a large position in Smith International and replaced it with a smaller holding of Schlumberger. With consumer staples, despite the addition of two small positions from the Safeco portfolio, Kellogg and Kimberly Clark, the sector declined as a percent of the Portfolio due to underperformance versus the market averages. In the case of health care, it was a combination of selling in excess of purchasing and woeful stock performance from some of the pharmaceuticals, especially Mylan Labs, which announced an acquisition that many investors thought ill conceived. During the six months, we realized significant percentage gains on our sales of Biomet and Wellpoint Health Networks, while adding two names in the health-care equipment and supplies industry, Stryker and Medtronic, and one name in biotechnology, Amgen. Medtronic and Amgen were both from the Safeco fund.
   Financials saw SouthTrust stock exchanged for shares of Wachovia in a merger and our shares of Charter One Financial acquired for cash by the Royal Bank of Scotland. We sold our position in St. Paul Travelers after discouragement over the company's need to set up additional reserves following the merger creating the company. Finally, in utilities, we sold a position in Vectren and received a smaller position in Exelon from the Safeco fund.

Q: What is your outlook for 2005?
A: The economic outlook appears favorable over the coming year. Interest rates are expected to continue rising, but not so fast that they should present impediments to further economic growth. Earnings growth will moderate somewhat, which is normal as a business cycle lengthens, but should still be adequate to fuel additional share-price advances. Federal tax law, with the maximum 15% tax rate on qualified dividends and long-term capital gains, is likewise favorable to the stock market. Of course there are concerns, including energy and other commodity prices and the high trade and Federal budget deficits. At some point, too, investors will begin looking ahead to the next downturn in the economy and thinking about ways to position themselves more defensively. A lot rides on the length of the current business cycle. Making the forecasting even more difficult is the unusual circumstance that this is a wartime cycle, with some economic activity not conforming to more predictable business patterns.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------
[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE ORIGINAL DOCUMENT]

Portfolio Diversification
(As a percentage of total investment portfolio)

Convertible Corporate Bonds 0.1%
Convertible Preferred Stocks 1.2%
Temporary Cash Investment 4.5%
U.S. Common Stocks 94.2%

Sector Distribution
(As a percentage of equity holdings)

Information Technology 3.1%
Health Care 6.2%
Consumer Staples 6.4%
Telecommunication Services 6.5%
Materials 7.2%
Energy  9.8%
Industrials 10.0%
Consumer Discretionary 12.1%
Utlities 16.8%
Financials 21.9%

Five Largest Holdings
(As a percentage of equity holdings)

1.   PACCAR, Inc.                         4.48%
2.   Exxon Mobil Corp.                    3.35%
3.   ChevronTexaco Corp.                  3.31%
4.   Washington Mutual, Inc.              3.07%
5.   T. Rowe Price Associates, Inc.       2.61%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/04      12/31/03
Net Asset Value per Share      $20.58         $18.09

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $ 0.4372      $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Pioneer Equity Income VCT Portfolio
Russell 1000 Value Index

3/95            10000           10000
                12632           12025
12/96           15366           13852
                20773           18732
12/98           24021           22816
                25787           23092
12/00           27597           26522
                26054           24673
12/2            22010           20770
                28620           25466
12/04           33339           29638

Index comparison begins 2/28/95. The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value
Life-of-Class       11.99%
(3/1/95)
5 Years              5.12%
1 Year              16.39%

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

In the following discussion, John Carey, portfolio manager of Pioneer Equity Income VCT Portfolio, reviews the past year and gives an overview of the Portfolio's performance over that period.

Q: How did the Portfolio perform versus its benchmark? To what do you attribute the performance?

A: Pioneer Equity Income VCT Portfolio showed a good gain in 2004, rising by 16.38% at net asset value. That was in line with the Russell 1000 Value Index, which rose by 16.49%. We are pleased to report such positive results to you.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   As a whole, it was, as the numbers suggest, a good year for stocks, though most of the performance came in the second half and particularly in the fourth quarter. During the earlier part of the year, the market largely backed and filled as investors worried about rising interest rates, the war in Iraq, the weak dollar, rising oil prices, terrorist threats, and the upcoming Presidential election. Around the middle of October, however, the market as measured by most major indexes began to move higher, and it continued the upward move following the election and right through to the end of the year.

   The sectors in the Russell 1000 Value Index performing above average for the year were energy, utilities, industrials, consumer staples, and materials, and those performing below average were telecommunications services, financials, consumer discretionary, information technology, and health care. Pioneer Equity Income VCT Portfolio was overweight in four of the five top performing sectors, and underweight in three of the five underperforming sectors. Oddly enough, though, the principal contributor to relative positive performance for the portfolio was our stock selection in one of the underperforming sectors, financials, our biggest underweight relative to the index! The performance was attributable to premium take-over offers received by two of our banks, Charter One Financial and SouthTrust, and significant price increases for T. Rowe Price, a money-management company, and Simon Property Group, a real-estate investment trust. We also did not own any shares of Citigroup, an important index name that underperformed. At the same time, while we were appropriately underweight in information technology, we happened to own a very poor performer in the sector, convertible preferred shares of Electronic Data Systems, which we did sell during the year.

   Industrials and materials were bright spots for both the index and the Portfolio. In addition to being overweight in both sectors, we enjoyed superior performance from our holdings relative to the sector averages. Positive stand-outs for us in those sectors were PACCAR, builder of heavy trucks, and Roanoke Electric Steel, a small steel mill. Offsetting negative-return contributions came from holdings in the troubled health-care sector, where we were overweight and also suffered from below-average results from Eli Lilly and Merck.

Q: What changes did you make to the portfolio during the year?

A: In total, we added 18 holdings to the Portfolio and eliminated 16. With the favorable fundamentals in energy, materials, and industrials, we looked for additional investments in those sectors. Occidental Petroleum (oil and natural gas), Valspar (coatings and specialty chemicals), Phelps Dodge (copper mining), ServiceMaster (commercial and residential maintenance services), and Vulcan Materials (construction materials) were situations we found attractive. With our "value" orientation, we also looked in some of the underperforming sectors for names we thought unaccountably "cheap." In financials, we added Comerica, U.S. Bancorp, and State Street, and we also received shares of Wachovia in exchange for SouthTrust, which Wachovia acquired. In consumer discretionary, we bought Tupperware and common shares of Ford Motor in addition to our previous position in Ford convertible preferred shares; in information technology, we added Motorola; and in health care, we purchased Bristol-Myers Squibb and a small position in a new issue of convertible securities from Schering-Plough. Rounding out our additions were Clorox in consumer staples and Atmos Energy, Equitable Resources, and Ameren in utilities.

   Securities liquidated included stocks such as Biomet and Illinois Tool Works on which we had taken significant profits and whose prices we thought adequately reflected values, and stocks such as Pfizer and Coca-Cola about which we became concerned in a longer-term fundamental way. Other names sold during the year were Deere, Norfolk Southern, Tribune, Sears Roebuck, Bank of America, Merrill Lynch, St. Paul Travelers, Equity Office Properties, Electonic Data Systems convertible preferred, and Hewlett-Packard.

   The most meaningful effects of our trading on sector weights were in materials and utilities, where our weightings increased versus the portfolio weightings in the sectors at yearend 2003, and in health care, where our weighting decreased versus a year ago, though part of the decrease was due just to weak share-price moves for our health-care stocks relative to large price increases in some other sectors.

Q: What is your outlook for 2005?

A: The economic outlook appears favorable over the coming year. Interest rates are expected to continue rising, but not so fast that they should present impediments to further economic growth. Earnings growth should continue, albeit potentially at a slower pace than in 2003 and 2004. Federal tax law, with the maximum 15% tax rate on qualified dividends and 15% rate on long-term capital gains, is likewise favorable to the stock market. Of course there are concerns, including energy and other commodity prices and the high trade and Federal budget deficits. We aim to mitigate the risk from those factors by investing on the one hand in companies benefiting from rising materials prices and, on the other hand, avoiding companies with poor cost controls. Otherwise we are always interested in companies that not only can do better but that also have a plan in place and a management committed to achieve the better results. A good economy creates more opportunities for companies to execute such turn-arounds.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results.} Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks 62.7%
Collateralized Mortgage Obligations 0.3%
Asset Backed Securites 0.4%
U.S Government Agency Obligations 0.4%
Depositary Receipts for International Stocks 2.0%
U.S. Corporate Bonds 11.7%
U.S. Government Securities 22.5%
U.S. Common Stocks 62.7%

Sector Distribution
(As a percentage of long-term holdings)

Utilities 0.4%
Telecommunication Services 2.4%
Materials 3.4%
Energy  6.5%
Industrials 7.1%
Health Care 9.1%
Consumer Discretionary 10.3%
Information Technology 11.9%
Financials 11.9%
Consumer Staples 15.1%
Government Obligations 22.9%

Five Largest Holdings
(As a percentage of long-term holdings)

1.   Berkshire Hathaway, Inc.
     (Class B)                     3.37%
2.   First Data Corp.              3.10%
3.   Microsoft Corp.               3.08%
4.   Northrop Grumman Corp.        3.03%
5.   Wm. Wrigley Jr. Co.           2.82%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/04      12/31/03
Net Asset Value per Share      $14.40        $14.04

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $ 0.3057      $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Balanced VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Pioneer Balanced VCT Portfolio
S&P 500
Lehman Aggregate Bond Index

3/95            10000           10000           10000
                11279           12533           11847
12/96           11686           15406           13536
                12817           20543           15920
12/98           13929           26417           16341
                13812           31974           16754
12/00           15418           29068           17668
                16720           25623           17268
12/02           18435           19961           15496
                19192           25684           18085
12/04           20025           28476           18952

Index comparison begins 3/31/95. The Standard & Poor's 500 Stock Index (the S&P
500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value
Life-of-Class       6.93%
(3/1/95)
5 Years             2.50%
1 Year              4.79%

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

In the following interview, Timothy Mulrenan, who is responsible for the equity portfolio of Pioneer Balanced VCT Portfolio, and Richard Schlanger, who is responsible for the Portfolio's fixed-income portfolio, discuss the markets and the factors that affected performance during 2004.
Throughout the year, the Portfolio kept its allocations to equities and bonds relatively stable, with about 64% of assets in stocks and about 36% in fixed income investments.
Q: How did the Portfolio perform during 2004?
A: Pioneer Balanced VCT Portfolio had a total return of 4.79% at net asset value during the 12 months ended December 31, 2004.
   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during the period?
A: The economy was healthy, growing at a moderate rate throughout 2004.
   Evidence of a sustained economic recovery was clear enough that, beginning on June 30, the Federal Reserve Board began raising the overnight interbank lending rate, the Fed Funds Rate, in an effort to avoid any increase in inflationary pressures. By the end of the year, the Fed Funds Rate had risen from 1.00% to 2.25%, with the Fed indicating it intended to continue to raise the rate at a "measured" pace.
   During a year in which the value of the U.S. dollar on international currency exchanges fell dramatically and energy prices rose significantly, longer-term interest rates remained surprisingly stable for much of the year. In fact, the yield of the 10-year Treasury ended 2004 at 4.22%, very close to its level at the start of the year. As the improving economy helped lift corporate profits, corporate bonds significantly outperformed government bonds. Mortgage-backed securities also did better than Treasuries in a year in which securities that paid a higher coupon tended to deliver higher returns.
   In the equity markets, stock prices did not move greatly during the first 10 months of the year. However, after the November elections and the end of political uncertainty about control of the federal government, stocks staged a strong rally. Small- and mid-cap stocks and value stocks outperformed large-cap stocks and growth stocks.

Q: What were your strategies in managing fixed-income assets of the Portfolio during the year?
A: We emphasized the "spread sectors" - corporates and mortgages - and kept the portfolio's duration, or sensitivity to interest-rate changes, close to that of the benchmark Lehman Brothers Aggregate Bond Index. For much of the year, we kept our investments in high-yielding, lower-rated corporate bonds at about 8.5% of fixed income assets, close to our limit of 10%. However, we did lower that to about 7.6% of fixed income assets by the end of the year, increasing our investments in mortgage-backed securities to almost half the portfolio. This was because, after strong performance by corporate bonds, we found that mortgage securities offered very attractive relative value, as they provided almost as much income as corporate securities, but with higher credit quality.
   At the end of 2004, average credit quality was AA-, up from the A+ average rating of a year earlier. Both because we were cautious in taking interest-rate risk and because we increased our investments in mortgages, the Portfolio's duration was 3.93 years, down from 4.26 years at the end of 2003.
   Both our sector selection and our decision to keep the Portfolio's sensitivity to interest rate changes close to that of the benchmark aided performance during the year.

Q: What were the principal factors affecting the performance of the equity investments during 2004?
A: During a year in which high-quality, large-company growth stocks were not in favor, the best performance tended to come from our investments in the energy and consumer staples sectors. Several of our holdings in the information technology sector also supported performance, while many of the most notable detractors were in health care and consumer discretionary investments.
   The price of oil rose substantially in 2004, helping lift the performance of the entire energy sector. Our best-performing energy investments included Encana, a Canadian exploration and production company, and Varco International, which provides oil field equipment and services to energy companies. Varco eventually received an attractive acquisition offer from National Oil Well. Chewing gum leader Wrigleys appreciated on good earnings growth, its improving outlook with the acquisition of the Altoids and Lifesavers brands, and inroads into the markets in China and India. Gillette gained on successful new product introductions and excellent cost management.
   In information technology, Symantec's stock price appreciated with strong sales of its anti-virus software. Newmont Mining, the world's largest gold mining company, was another holding that did well. In health care, our investments in large pharmaceutical companies detracted from results during a difficult year for the industry. The largest disappointment was Pfizer, a major position in the portfolio. Pfizer's stock price plummeted late in the year amid controversies about possible side effects of its Cox-2 pain inhibitor, Celebrex. The news came after Merck, a smaller holding in the portfolio, withdrew its Cox-2 pain inhibitor from the market entirely. Among consumer discretionary holdings, the most notable drag on performance was our investment in Viacom, which declined 17% during the year, primarily because of disappointing advertising sales in its radio station division.
   As the year progressed, we sold some of our more successful investments, notably Symantec and Newmont Mining because of concerns about the high valuations that they had attained. As we did so, we invested in Vodaphone, the wireless communications company based in the U.K.; Guidant, a leading medical device company which later received an acquisition offer from Johnson & Johnson; and Avaya, a telecommunications equipment company that is a leader in providing Voice Over Internet Protocol technology to corporations.

Q: What is your investment outlook?
A: We believe the economy will continue to expand and the Federal Reserve will maintain its policy of raising short-term interest rates. Longer-term rates may rise more slowly. As this happens, the "yield curve" will flatten as the difference between short-term rates and longer-term rates narrows. If this scenario unfolds, we may take a more "bar-belled" approach to the fixed income portfolio, investing in both short-maturity (less than two years) and longer-maturity securities (more than 10 years) but de-emphasizing intermediate-term issues which may be the most vulnerable to the risk of price loss from rising rates. We may also take some profits in mortgage investments if their prices begin to look less appealing and look for more attractive opportunities in corporate securities.
   In the equity market, we believe corporate profits will continue to improve, but at a decelerating rate. We think stock prices will track earnings growth, which in turn should track nominal Gross Domestic Product growth. We intend to continue to emphasize high quality, stable-growth companies. Historically, these companies have done relatively well as corporate profit growth begins decelerating as the economy enters a new, slower-growth stage in the business cycle. The consumer staples and health care sectors typically perform well in such an environment.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------
[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE ORIGINAL DOCUMENT]

Portfolio Diversification
(As a percentage of total investment in securities)

Convertible Preferred Stocks 2.4%
Temporary Cash Investment 2.7%
Convertible Corporate Bonds 30.3%
U.S Corprotate Bonds  64.6%

Maturity Distribution
(As a percentage of total investment in securities)

8+ years 8.5%
6-8 years 11.2%
4-6 years 48.8%
3-4 years 15.0%
1-3 years 16.5%


Five Largest Holdings
(As a percentage of long-term holdings)

1.  Mueller Industries, Inc.
    6.0%, 11/1/14                     3.97%
2.  Corning, Inc., 5.9%, 3/15/14      3.42%
3.  CMS Energy Corp. 7.75%,
    8/1/10                            3.03%
4.  Bowater, Inc., 6.5%,
    6/15/13                           3.02%
5.  SCI Systems, Inc., 3.0%,
    3/15/07                           2.68%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------
Prices and Distributions

                               12/31/04      12/31/03
Net Asset Value per Share     $ 11.67      $ 11.45


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $ 0.6177      $  -              $ 0.047

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Pioneer High Yield VCT Portfolio
ML Convertible Bonds Speculative Quality Index
ML High Yield Master II Index

5/00            10000   10000   10000
                 8424    9770   10623
                 7882   10207   12387
12/02            7744   10013   12211
                10529   12830   16215
12/04           11861   14227   17517

Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The ML Index of Convertible Bonds (speculative quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value
Life-of-Class       12.27%
(5/1/00)
1 Year               8.03%

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

The high-yield market generated solid returns during the 12 months ended December 31, 2004. In the following interview, Portfolio Manager Margaret Patel describes the market backdrop and why the Portfolio underperformed its benchmark index.

Q: How did the Portfolio perform?
A: During the six months ended December 31, 2004, the Portfolio's Class I shares had a total return based on net asset value of 8.03%. By comparison, the Merrill Lynch High Yield Master II Index returned 10.87%.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the environment like for the high-yield market during 2004?
A: All sectors of the high-yield market generally rallied, reflecting a pick-up in the economy. Defaults continued to decline steadily from their peak in 2002. Although short-term interest rates were on the rise - as the Federal Reserve Board began to implement a tightening policy - high-yield bonds continued to offer a substantial yield advantage over comparable-maturity Treasuries and cash equivalents. Furthermore, the supply of newly issued high-yield corporate bonds was not sufficient to meet the demand for higher-yielding securities. As a result, high-yield bond prices continued to rise.

Q. Why did the Portfolio's performance lag that of the Merrill Lynch High Yield Master II Index?
A. Because of its investments in convertible bonds. Convertibles underperformed conventional high-yield bonds because they tend to be more sensitive to the changes in short-term interest rates that we experienced than high-yield issues. In addition, the period was characterized by underlying equity-market volatility that was lower than historical averages, a factor that also typically leads to the underperformance of convertible securities. Overall, the lower credit tiers of the market performed best, at a time when we were moving the Portfolio's average credit quality higher. The Portfolio had minimal exposure to the distressed and lower-tier credits that led the market during the past 12 months, particularly in such sectors as telecommunications and media.

Q: Which investments proved to be some of the top performers during the fiscal year? Which disappointed?
A: Tesoro Petroleum, a West Coast refiner, profited from tighter supply/demand conditions. Millennium Chemicals, benefited from its acquisition by Lyondell, as well as from a brighter outlook for basic chemicals. Several biotechnology holdings also fared well, including Cubist Pharmaceuticals, which offers a drug for soft-tissue infections; CV Therapeutics, which sells products to treat angina; and Human Genome, which advanced due to clinical successes and management's focus on reducing research and development expenditures. Disappointments included Intermet, an auto-parts manufacturer that defaulted on its debt due to raw materials pricing pressure. Two technology holdings also lagged, Maxtor, a data storage manufacturer, and Adaptec, which makes computer-networking products. Those securities fell in concert with the technology sector, which struggled through most of the year because of weaker-than-expected corporate technology spending.

Q: What is your outlook?
A: We remain optimistic that the economy should continue to grow near its long-term historical average during the coming year. While the Fed is likely to continue to raise short-term rates, we expect any increases to be gradual. In addition, we anticipate that defaults should remain below long-term averages, providing solid support for high-yield bonds. Because the high-yield market has experienced such a run-up in the recent past, we believe that returns in 2005 will be driven more by interest income than by capital appreciation. We have been able to find the best value in the higher-quality tiers of the market. They should be better insulated if financial market volatility increases. Although convertible securities detracted from Portfolio performance, we believe that, over time, they offer an opportunity to participate in the future growth of the underlying stocks, making the asset class attractive to long-term-oriented investors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. When concentrating on one issuer, the Portfolio is sensitive to changes in the value of these securities. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE ORIGINAL DOCUMENT]

Portfolio Diversification
(As a percentage of total investment portfolio)

Convertible Corporate Bonds 0.7%
Collateralized Mortgage Obligations 1.0%
Municipal Bonds 1.9%
Asset Backed Securities 2.4%
Temporary Cash Investment 2.6%
Foreign Government Bonds 12.6%
U.S. Government Securities 24.5%
U.S. Corporate Bonds  54.3%

Maturity Distribution
(As a percentage of total investment portfolio)

8+ years 7.3%
6-8 years 14.3%
4-6 years 28.5%
3-4 years 11.9%
1-3 years 31.5%
0-1 years 6.5%

Five Largest Holdings
(As a percentage of long-term holdings)

1.   Federal Home Loan Mortgage
     Corp., 6.0%, 8/1/34             2.22%
2.   Government National
     Mortgage Association,
     6.0%, 8/15/16                   1.69%
3.   Federal National Mortgage
     Association, 6.375%,
     8/15/07                         1.44%
4.   Norwegian Government,
     6.75%, 1/15/07                  1.38%
5.   Canadian Government,
     4.25%, 9/1/09                   1.27%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/04      12/31/03
Net Asset Value per Share      $11.26       $11.01

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $ 0.6551      $  -              $ 0.1616

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Pioneer Strategic Income VCT Portfolio
Lehman U.S. Universal Index

7/99            10000           10000
                10136           10070
12/00           11234           10525
                12144           11251
12/02           13338           12458
                14117           15104
12/04           14640           16651

Index comparison begins July 31, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class        9.84%
(7/29/99)
5 Years             10.58%
1 Year              10.25%

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

As economies throughout the world grew steadily during 2004, the values of both corporate bonds and emerging market debt tended to rise. At the same time, many non-U.S. currencies gained in value relative to the dollar. In the following discussion, Kenneth J. Taubes discusses the factors that influenced the performance of Strategic Income VCT Portfolio during 2004. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the Portfolio.

Q: How did the Portfolio perform during 2004?
A: Strategic Income Portfolio performed very well, outpacing its benchmark by a wide margin. For the 12 months ended December 31, 2004, the Portfolio's Class I shares had a total return of 10.25%, while the Lehman U.S.
   Universal Bond Index returned 4.97%. On December 31, 2004, the Standardized 30-day SEC Yield for Class I shares was 5.64%.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What factors affected Portfolio performance?
A: With strong economic growth throughout the globe during 2004, corporate cash flows and profits rose, improving overall credit quality in the United States and abroad. The best-performing sectors in the fixed-income markets tended to be those areas that normally carry the highest credit risk - high-yield, corporate bonds and emerging market debt - as strengthening economies improved overall credit quality. The year 2004 also was a period in which the U.S. dollar continued to lose value against major foreign currencies.

   Taking advantage of the Portfolio's ability to diversify across several different fixed-income sectors, we overweighted the two best-performing sectors - domestic high-yield bonds and emerging market bonds. This strategy substantially contributed to performance, as did our allocations to investment-grade foreign debt that appreciated in value as the dollar fell. Outside the United States, we invested in countries such as Australia and Canada, whose economies benefited from rising commodity prices and tighter monetary policies. In Europe, we invested in Sweden and Norway, both of which also benefited from these factors. Within the emerging markets, we emphasized Brazil and Russia, where economic growth was strong, while adding to commodity-linked bonds in China and India.

   At the end of the year, U.S. high yield bonds constituted 29.3l% of the Portfolio's assets, while emerging market and international high-yield investments accounted for another 20% of assets. We also emphasized other sectors that offered yield advantages over Treasuries. International investment-grade debt accounted for 17.2% of Portfolio assets, while U.S. mortgage-backed securities constituted 23.5% of Portfolio assets and domestic investment-grade corporate debt accounted for 8.4%.

Q: What were some of the individual holdings that most influenced Portfolio performance?
A: Within the emerging markets, the bonds of several Brazilian companies were standout performers, including: brewer AMBEV; steel company CSN; and Telemar, a telecommunications service company.

   Russian investments that supported performance included bonds of Gazprom, the government-controlled energy company, and Mobil Telesystems, a mobile phone service provider. In India, Vedanta, a mining company with operations in zinc and other materials, performed well. Among European high-yield bonds that performed well were cable companies NTL of the United Kingdom and Kabel of Germany.

   Domestically, top performers included materials companies Celanese, European and ICI Huntsman, as well as chemical companies Lyondell and Methanex.

   Detracting from results were: insurance company Unum Provident, whose bond prices slipped amid controversy over the New York attorney general's investigation of industry practices; and Toys "R" Us, which announced restructuring plans.

Q: What is your investment outlook?
A: We anticipate continued global economic growth and expect to maintain an emphasis on corporate securities. However, we believe high-yield corporate bonds do not offer as compelling relative values as they did a year ago. We have reduced our high-yield positions somewhat, while increasing our commitment to mortgage-backed securities.

   In the United States, we anticipate that the Federal Reserve will continue to raise the Fed funds rate at a measured pace during 2005. We believe the market rates for longer-term securities already are close to being fairly valued. As a result, we anticipate that the yield curve - which measures the relationship between short-term and longer-term interest rates - likely will flatten during the year as short-term rates move up.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) is neither guaranteed nor issued by the U.S. Government.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------
[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL DOCUMENT]

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Corporate Bonds 0.5%
Temporary Cash Investment 3.3%
U.S. Government Agency Obligatons 3.9%
U.S. Govenment Securites 92.3%

Maturity Distribution
(As a percentage of total investment portfolio)

8+ years 8.4%
6-8 years 0.9%
4-6 years 16.2%
3-4 years 4.9%
1-3 years 66.6%
0-1 years 3.0%

Five Largest Holdings
(As a percentage of long-term holdings)

1.  U.S. Treasury Notes,
    6.5%, 2/15/10                 11.92%
2.  U.S. Treasury Notes,
    6.25%, 8/15/23                 4.85%
3.  Federal Home Loan Mortgage
    Corp., 6.0%, 3/1/33            2.72%
4.  U.S. Treasury Notes,
    6.375%, 8/15/27                2.49%
5.  Federal Home Loan Mortgage
    Corp., 6.0%, 5/1/34            2.08%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/04      12/31/03
Net Asset Value per Share     $ 10.11      $ 10.35

Distributions per Share                    Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends       Capital Gains     Capital Gains
                           $ 0.58203       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer America Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index and of Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUTAIN CHART IN THE PRINTED MATERIAL]

Pioneer American Income VCT Portfolio
Lehman Government Bond Index
Lehman Fixed Rate Mortgage Index

3/95            10000           10000           10000
                11098           11302           10574
12/96           11693           11615           10712
                12802           12727           11616
12/98           13694           13981           12563
                13947           13667           12247
12/00           15505           15477           13687
                16779           16598           14574
12/02           18246           18506           16077
                18802           18943           16369
12/04           19687           19604           16928

Index comparisons begin 2/28/95. The Lehman Brothers Government Bond Index measures the performance of the U.S. government bond market. The Lehman Brothers Fixed Rate Mortgage Index measures the performance of the government and mortgage securities markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class       5.49%
(3/1/95)
5 Years             6.69%
1 Year              3.42%

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

As the U.S. economy expanded, the Federal Reserve began raising interest rates at a slow but steady pace. The yield curve flattened, and short-term interest rates rose more than long-term rates, which remained virtually unchanged for the year. Against this backdrop, investors in U.S. Government and agency securities were rewarded with a relatively attractive level of income during the 12-month period ended December 31, 2004. Richard Schlanger, a member of the Pioneer fixed-income team, discusses the factors that affected the fixed-income market and the Portfolio over the past 12 months.

Q: How did the Portfolio perform during the period?
A. For the 12-month period ended December 31, 2004, Class I shares of Pioneer America Income VCT Portfolio produced a total return of 3.42%. The Portfolio performed in line with its benchmark, the Lehman Brothers Government Bond Index which returned 3.48% for the same period, but underperformed the 4.70% return of the Lehman Brothers Fixed-Rate Mortgage-Backed Index. At the end of the period, the 30-day SEC yield for Class I shares was 3.59%.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What was the investment environment like during the period?
A. With the economy on a firmer footing, the Federal Reserve boosted short-term interest rates in June and continued raising them through the end of the year. Initially, the Fed's actions caused Treasury yields to move higher; but when it appeared that inflation was under control, the yield curve flattened. The yield curve shows the relationship between bond yields and maturity lengths. With a flatter yield curve, short-term yields moved higher and prices declined; and longer-term yields fell or remained stable, boosting prices. An enormous amount of Treasury buying by overseas investors was also instrumental in keeping Treasury yields low.

Q: How did you manage the Portfolio in this environment?
A: The Portfolio's assets were invested in mortgage-backed securities, which accounted for 68.3% of net assets and Treasury securities, 28.8% of net assets. There was also a 2.9% cash position.

   All of the mortgages were issued by Government Sponsored Enterprises (GSEs), with about 37.5% of the mortgage position invested in securities issued by the Government National Mortgage Association (Ginnie Mae). (Ginnie Mae securities are backed by the full faith and credit of the U.S. government; however, a full faith and credit backing applies to underlying Portfolio securities and not to Portfolio shares.) About 18.8% of the mortgages were from the Federal National Mortgage Association (Fannie Mae,) and 11.6% from the Federal Home Loan Mortgage Corporation (Freddie Mac).

   In the Treasury portion of the Portfolio, we emphasized securities with short to intermediate durations. We expected yields to move higher and wanted to minimize the price volatility that would naturally occur as yields rose. Therefore, we kept duration shorter than the benchmark. Measured in years, duration measures a bond's price sensitivity to interest-rate changes. A shorter duration can protect a portfolio from price declines as yields rise. We were premature, however, in our expectation of higher yields. As a result, our short-duration strategy worked against the Portfolio. Long-term Treasuries outperformed, because of the huge demand from overseas investors and the flattening of the yield curve. For example, the 30-year Treasury bond returned 8.89%; the five-year Treasury returned 2.39%.

Q: What contributed most to performance?
A: The significant overweight in mortgage-backed securities made the largest positive impact, as mortgages outperformed other fixed-income assets. Minimizing prepayment risk by selecting specific mortgage pools also helped drive performance. The flatter yield curve, which boosted the prices of longer-term Treasury securities, also benefited results.

Q: What detracted from performance?

A: The Portfolio's underweight in long-term Treasuries. We continue to believe, however, that yields on such Treasuries are artificially low, given the weak U.S. dollar, the growing trade imbalance and a Fed that is likely to continue raising interest rates.

Q: What is your outlook for the next six months?

A: In the short-term, we expect the investment environment to remain unchanged and are unlikely to alter the Portfolio significantly during the first quarter of 2005. We plan to remain overweight in mortgage securities. In February, Federal Reserve Chairman Alan Greenspan will make his semi-annual Humphrey-Hawkins testimony before Congressional committees. At that time, we will learn what next several months, we will be closely monitoring data to determine the appropriate action to take should the economic backdrop change.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Government guarantees apply to the underlying securities only and not to the prices and yields of the Portfolio. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed--income securities. Mortgage-backed securities are also subject to pre-payments. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

Although the U.S. Federal Reserve started to raise short-term interest rates from the lowest levels reached in more than four decades, 2004 remained a year in which money market investments offered extremely low yields by historical measures. Despite five increases in interest rates between June 30 and December 31, the key Fed Funds Rate ended the year at just 2.25%. Throughout the 12 months ended December 31, 2004, Pioneer Money Market VCT Portfolio maintained a $1 share price and provided modest income consistent with the yields available in the money market. The Portfolio invests exclusively in high-quality money market instruments issued by the U.S. government and domestic corporations and banks. All issues have the highest ratings from the two nationally recognized ratings organizations: A1 by Standard & Poor's Investors Services and P1 by Moody's Investor Services. (Ratings apply to underlying securities, not Portfolio shares.)

In the following discussion, Andrew D. Feltus reviews the investment environment and the strategies that affected Pioneer Money Market VCT Portfolio over the 12 months ended December 31, 2004. Mr. Feltus is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Portfolio.
Q: How did the Portfolio perform during 2004?
A: For the 12 months ended December 31, 2004, Pioneer Money Market VCT
   Portfolio had a total return of 0.65% at net asset value. On December 31, 2004, the Portfolio's seven-day effective yield for Class A shares was 1.38%.
   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during the year?
A: For virtually the entire first half of 2004, the influential Fed Funds Rate remained at a 46-year low of 1.00%. The situation began to change when the Federal Reserve raised the rate on June 30 by one-quarter of one percentage point and signaled that it intended to initiate further increases on a gradual basis. The central bank raised the rate four more times, and the Fed Funds Rate stood at 2.25% at the end of the year.
   The rate increases occurred against a backdrop of continued economic growth and hints of an increase in inflationary pressure. Economic growth, as measured by growth in Gross Domestic Product (GDP), rose by an average annualized rate of 4.6% during the first nine months of 2004. Affected by the higher costs of energy, the Consumer Price Index rose to about 3.5% by the end of November. While periodic concerns about low new-job creation did arise, in general the Federal Reserve Board believed that the economy was gathering enough strength that monetary policy could be tightened to avert the possibility of increasing inflationary threats.
   At the end of the year, the Federal Reserve was widely expected to continue to raise short-term rates in 2005.

Q: What were your principal strategies in this low-interest rate environment?
A: We held to our commitment to high-quality money market instruments. We started gradually to lower the Portfolio's effective duration so that we could take advantage of higher yields available as the Federal Reserve Board proceeded with its rate increases. At the end of the year, the effective duration of the Fund was 45 days, down from 67 days just six months earlier.

Q: What is your investment outlook?
A: We anticipate that the economy will show sustained growth in 2005 and that the Federal Reserve Board will maintain its policy of raising short-term grates gradually. At the same time, because of budget pressures and concern about the federal deficit, the government is likely to put new brakes on spending. The combination of the tighter monetary policy and restrained fiscal policy may act as a drag on the pace of economic growth and ultimately cause a possible change in monetary policy.
   If economic growth does begin to slow, the Federal Reserve may revise its current bias toward raising short-term rates. However, until that appears imminent, we intend to continue to keep the Portfolio's effective duration relatively short to enable us to invest in newer, higher-yielding securities that have the potential to raise the level of income to be distributed to shareholders.

Prices and Distributions

                               12/31/04     12/31/03
Net Asset Value per Share     $ 1.00       $ 1.00

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                            $ 0.0065           $  -             $  -

A Word About Risk:
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
---------------------
Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value
Life-of-Class           3.45%
(3/1/95)
5 Years                 2.28%
1 Year                  0.65%

All total returns shown assume reinvestment of distributions at net asset value.
* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower.

Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

     Shares                                                       Value
              PREFERRED STOCKS - 2.8%
              Materials - 0.6%
              Diversified Metals & Mining - 0.6%
    274,000   Caemi Mineracao E Metalurgia SA*              $   235,211
                                                            -----------
              Total Materials                               $   235,211
                                                            -----------
              Capital Goods - 0.1%
              Industrial Conglomerates - 0.1%
      3,445   LG Corp.                                      $    37,249
                                                            -----------
              Total Capital Goods                           $    37,249
                                                            -----------
              Banks - 1.1%
              Diversified Banks - 1.1%
      2,893   Banco Itau Holding Financeira                 $   434,604
                                                            -----------
              Total Banks                                   $   434,604
                                                            -----------
              Telecommunication Services - 1.0%
              Integrated Telecommunication Services - 0.5%
     12,301   Tele Norte Leste Participacoes (A.D.R.)       $   207,518
                                                            -----------
              Wireless Telecommunication Services - 0.5%
      6,900   Telemig Celular Participacoes (A.D.R.)        $   194,787
                                                            -----------
              Total Telecommunication Services              $   402,305
                                                            -----------
              TOTAL PREFERRED STOCKS
              (Cost $626,782)                               $ 1,109,369
                                                            -----------
              COMMON STOCKS - 93.1%
              Energy - 9.7%
              Integrated Oil & Gas - 6.9%
    225,000   CNOOC, Ltd.                                   $   121,671
      5,480   Lukoil Holding (A.D.R.)                           649,939
     35,300   Petrobras Brasileiro (A.D.R.)                   1,278,213
     13,500   Surgutneftegaz (A.D.R.) (a)                       504,900
     46,000   Yukos                                             135,125
                                                            -----------
                                                            $ 2,689,848
                                                            -----------
              Oil & Gas Equipment and Services - 0.5%
      3,000   Samchully Co., Ltd.                           $   188,049
                                                            -----------
              Oil & Gas Exploration & Production - 1.5%
    431,600   China Petroleum & Chemicals                   $   177,043
    179,000   Panva Gas Holdings, Ltd.*                          79,998
      2,700   Mol Magyar Olaj                                   189,702
     34,200   PTT Public Co., Ltd.                              152,199
                                                            -----------
                                                            $   598,942
                                                            -----------
              Oil & Gas Refining Marketing &
              Transportation - 0.8%
    220,000   China Aviation Oil Singapore                  $         0
  1,598,800   Petron Corp.                                       92,507
      8,000   Polski Koncern Nafto (G.D.R.)                     201,520
                                                            -----------
                                                            $   294,027
                                                            -----------
              Total Energy                                  $ 3,770,866
                                                            -----------

     Shares                                                       Value
              Materials - 15.3%
              Commodity Chemicals - 1.9%
      3,869   Daelim Industrial Co.                         $   200,997
      4,900   LG Petrochemical Co., Ltd.                        122,997
      7,000   Reliance Industries, Ltd. (144A)                  179,340
 12,010,000   Ultrapar Participacoes SA                         230,614
                                                            -----------
                                                            $   733,948
                                                            -----------
              Construction Materials - 1.3%
      5,150   Asia Cement Co., Ltd.                         $   169,070
 35,006,000   Akcansa Cimento AS*                               123,565
    543,800   Lafarge Malayan Cement Bhd                        104,451
     14,400   Siam City Cement Co., Ltd.                         90,384
                                                            -----------
                                                            $   487,470
                                                            -----------
              Diversified Chemical - 0.4%
    270,234   Sinopac Holdings Co.                          $   158,850
                                                            -----------
              Diversified Metals & Mining - 5.1%
      5,500   Anglo American Platinum Corp., Ltd.*          $   201,487
     37,700   Companhia Vale do Rio Doce (A.D.R.)               919,126
      4,900   Freeport-McMoRan Copper & Gold, Inc.
              (Class B)                                         187,327
     17,200   KGHM Polska Miedz SA                              178,622
      6,300   Norilsk Nickel                                    344,138
    127,000   Yanzhou Coal Mining                               181,077
                                                            -----------
                                                            $ 2,011,777
                                                            -----------
              Fertilizers & Agricultural Chemicals - 0.5%
     38,600   Makhteshim-Agan Industries, Ltd.              $   207,372
                                                            -----------
              Gold - 0.7%
     30,100   IAMGOLD Corp.                                 $   198,961
    172,000   Zijin Mining Group Co., Ltd.                       77,965
                                                            -----------
                                                            $   276,926
                                                            -----------
              Paper Products - 0.5%
      5,270   Aracruz Cellulose SA (A.D.R.)                 $   198,679
                                                            -----------
              Precious Metals & Minerals - 3.3%
      1,750   Anglogold Ashanti, Ltd.                       $    63,338
     16,400   Anglogold Ashanti, Ltd. (A.D.R.) (a)              596,140
     23,200   Compania de Minas Buenaventura SA                 531,280
    507,100   PT Aneka Tambang TBK                               94,184
                                                            -----------
                                                            $ 1,284,942
                                                            -----------
              Specialty Chemicals - 0.4%
     85,501   Formosa Plastic Corp.                         $   146,510
                                                            -----------
              Steel - 1.2%
      4,400   Pohang Iron & Steel Co., Ltd. (A.D.R.) (a)    $   195,932
     16,800   Remgro, Ltd.                                      280,885
                                                            -----------
                                                            $   476,817
                                                            -----------
              Total Materials                               $ 5,983,291
                                                            -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

     Shares                                                       Value
              Capital Goods - 5.7%
              Building Products - 0.8%
     12,500   Daewoo Heavy Industries & Machinery, Ltd.     $   185,824
      2,530   Hanil Cement Co., Ltd.                            146,478
                                                            -----------
                                                            $   332,302
                                                            -----------
              Construction & Engineering - 1.7%
    379,435   CTCI Corp.                                    $   240,994
      9,600   LG Construction, Ltd.                             264,226
     10,740   Kyeryong Construction Industrial Co., Ltd.        166,135
                                                            -----------
                                                            $   671,355
                                                            -----------
              Electrical Components &
              Equipment - 0.7%
     14,900   Bharat Heavy Electricals (Demat Shares)       $   265,190
                                                            -----------
              Industrial Conglomerates - 1.8%
     23,200   Copec-Compania Petroleos                      $   185,767
      6,825   LG Corp.                                          111,148
 59,798,000   KOC Holding AS*                                   390,489
                                                            -----------
                                                            $   687,404
                                                            -----------
              Industrial Machinery - 0.7%
     19,400   Daewood Heavy Industries & Machinery, Ltd.    $   150,353
    187,000   Yungtay Engineering Co., Ltd.                     112,884
                                                            -----------
                                                            $   263,237
                                                            -----------
              Total Capital Goods                           $ 2,219,488
                                                            -----------
              Commercial Services & Supplies - 0.8%
              Diversified Commercial Services - 0.8%
     20,956   Bidvest Group, Ltd.                           $   297,387
                                                            -----------
              Total Commercial Services &
              Supplies                                      $   297,387
                                                            -----------
              Transportation - 1.7%
              Air Freight & Couriers - 0.2%
    153,400   Singapore Post, Ltd.                          $    83,604
                                                            -----------
              Marine - 1.1%
     68,000   Samsung Heavy Industries Co., Ltd.            $   424,004
                                                            -----------
              Railroads - 0.4%
     34,300   Malaysia International Shipping Bhd.          $   138,033
                                                            -----------
              Total Transportation                          $   645,641
                                                            -----------
              Automobiles & Components - 3.0%
              Automobile Manufacturers - 3.0%
      3,500   Hyundai Motor Co., Ltd.                       $   187,440
     10,530   Hyundai Heavy Industries                          350,212
    143,653   PT Astra International                            148,538
    178,200   Sime Darby Bhd.                                   281,310
     17,499   Tata Motors                                       204,293
                                                            -----------
                                                            $ 1,171,793
                                                            -----------
              Total Automobiles & Components                $ 1,171,793
                                                            -----------

     Shares                                                       Value
              Consumer Durables & Apparel - 1.2%
              Homebuilding - 0.8%
    563,500   Ayala Land, Inc.                              $    73,325
    110,200   Corporacion GEO, S.A. de CV*                      220,538
                                                            -----------
                                                            $   293,863
                                                            -----------
              Leisure Products - 0.4%
      6,000   Bajaj Auto, Ltd. (Demat Shares)               $   156,909
                                                            -----------
              Total Consumer Durables & Apparel             $   450,772
                                                            -----------
              Hotels, Restaurants & Leisure - 0.4%
              Hotels, Resorts & Cruise Lines - 0.3%
      9,200   Indian Hotels Co., Ltd.                       $   116,755
                                                            -----------
              Restaurants - 0.1%
    105,000   Jollibee Foods Corp.                          $    53,329
                                                            -----------
              Total Hotels, Restaurants & Leisure           $   170,084
                                                            -----------
              Media - 3.0%
              Advertising - 0.3%
      6,200   G2R, Inc.                                     $   106,368
                                                            -----------
              Broadcasting & Cable Television - 1.3%
    306,200   ABS-CBN Broadcasting Corp.                    $   101,221
      3,100   Grupo Televisa SA (A.D.R.)                        187,550
    518,000   Media Prima Bhd*                                  233,097
                                                            -----------
                                                            $   521,868
                                                            -----------
              Movies & Entertainment - 1.0%
    322,800   Grammy Entertainment Plc                      $   142,825
     57,700   Zee Telefilms, Ltd.                               228,241
                                                            -----------
                                                            $   371,066
                                                            -----------
              Publishing - 0.4%
 69,716,000   Hurriyet Gazetecilik ve Matbaacilik AS*       $   164,400
                                                            -----------
              Total Media                                   $ 1,163,702
                                                            -----------
              Retailing - 0.1%
              Distributors - 0.1%
      6,955   The Spar Group, Ltd.*                         $    26,468
                                                            -----------
              Total Retailing                               $    26,468
                                                            -----------
              Food & Drug Retailing - 2.7%
              Food Distributors - 0.6%
      7,300   Compania Cervecerias Unidas SA (a)            $   184,179
     12,000   Kimberly-Clark de Mexico, S.A. de C.V.             41,461
                                                            -----------
                                                            $   225,640
                                                            -----------
              Food Retail - 2.1%
     12,000   Brasil Distr Pao Acu (A.D.R.)                 $   307,200
      3,780   CJ Corp.                                          258,377
     94,000   President Chain Store Corp.                       150,760
      6,955   Tiger Brands, Ltd.                                119,373
                                                            -----------
                                                            $   835,710
                                                            -----------
              Total Food & Drug Retailing                   $ 1,061,350
                                                            -----------

34   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      Shares                                                      Value
               Food, Beverage & Tobacco - 7.2%
               Brewers - 0.3%
       3,950   Efes Breweries International (G.D.R.)
               (144A)*                                      $   118,500
                                                            -----------
               Distillers & Vintners - 1.9%
   9,966,000   Andalou efes Biracilik VE                    $   201,470
      12,500   Companhia de Bebidas PR (A.D.R.)                 354,125
      68,500   Grupo Modelo SA de CV                            188,478
                                                            -----------
                                                            $   744,073
                                                            -----------
               Packaged Foods & Meats - 0.4%
       1,390   Pulmuone Co., Ltd.                           $    69,770
      71,017   Rainbow Chicken, Ltd.                             94,261
                                                            -----------
                                                            $   164,031
                                                            -----------
               Soft Drinks - 2.3%
       9,100   Coca-Cola FEMSA, S.A. de C.V. (A.D.R.)       $   216,216
      14,200   Embotelladora Andina SA (A.D.R.)                 186,659
       7,900   Fomento Economico Mexicano SA de C.V.            415,619
     140,600   Sermsuk Public Co., Ltd.                          78,840
                                                            -----------
                                                            $   897,334
                                                            -----------
               Tobacco - 2.3%
      17,000   British American Tabacco (Malaysia) Bhd      $   204,631
       6,200   Korea Tobacco                                    185,442
         300   Philip Morris CR AS                              226,620
      97,200   PT Gudang Garam Public Co., Ltd.                 141,995
     186,500   PT Hanjaya Mandala Sampoerna Tbk                 133,739
                                                            -----------
                                                            $   892,427
                                                            -----------
               Total Food, Beverage & Tobacco               $ 2,816,365
                                                            -----------
               Household & Personal Products - 1.4%
               Household Products - 0.7%
  44,940,000   Arcelik AS*                                  $   275,188
                                                            -----------
               Personal Products - 0.7%
       8,750   Natura Cosmeticos SA                         $   255,318
                                                            -----------
               Total Household & Personal
               Products                                     $   530,506
                                                            -----------
               Pharmaceuticals & Biotechnology - 0.6%
               Pharmaceuticals - 0.6%
      21,500   Aurobindo Pharma, Ltd.                       $   160,964
     110,200   PT Tempo Scan Pacific                             90,209
                                                            -----------
                                                            $   251,173
                                                            -----------
               Total Pharmaceuticals &
               Biotechnology                                $   251,173
                                                            -----------

      Shares                                                      Value
               Banks - 9.7%
               Diversified Banks - 9.2%
       9,666   Banco Bradesco SA                            $   242,230
      33,800   Bangkok Bank, Ltd.                                99,045
     230,950   Chinatrust Financial Holding Co., Ltd.           275,222
     149,000   Commerce Asset Holdings Bhd                      184,232
      10,300   Hana Bank                                        256,452
     131,000   Hong Leong Bank Bhd                              189,532
      91,000   Kasikornbank (Class F)                           131,380
      12,000   Kookmin Bank (A.D.R.)* (a)                       468,960
       1,900   Kookmin Bank*                                     74,078
      58,700   Malayan Banking Bhd                              182,208
     162,700   Metropolitan Bank & Trust Co.                     76,831
     407,500   PT Bank Central Asia Tbk                         130,758
   2,136,076   PT Lippo Bank                                    161,097
      79,800   Siam Commercial Bank Plc (Foreign)               100,073
      22,549   Standard Bank Group, LTD.                        262,607
      13,600   State Bank of India                              205,117
  35,354,000   Turkiye Is Bankasi (Isbank)*                     195,369
      11,400   Uniao de Bancos Brasileiros S.A.
               (Unibanco) (G.D.R.) (144A)                       361,608
                                                            -----------
                                                            $ 3,596,799
                                                            -----------
               Regional Banks - 0.5%
     218,000   First Financial Holdings                     $   186,317
                                                            -----------
               Total Banks                                  $ 3,783,116
                                                            -----------
               Diversified Financials - 5.1%
               Diversified Financial Services - 5.1%
     732,700   Bank Mandiri                                 $   151,926
     485,344   China Development Financial*                     233,397
      70,000   Citic Pacific, Ltd.                              198,911
     143,900   FirstRand, Ltd.                                  340,126
     137,000   Fubon Group                                      139,979
 102,656,000   Haci Omer Sabanci Holding AS*                    399,700
     109,000   MCL Ladn, Ltd.                                   100,790
     250,900   RHB Capital Berhad                               154,431
      76,900   Sanlam, Ltd.                                     176,233
     632,700   SM Prime Holdings                                 86,753
                                                            -----------
                                                            $ 1,982,246
                                                            -----------
               Total Diversified Financials                 $ 1,982,246
                                                            -----------
               Insurance - 1.6%
               Life & Health Insurance - 0.4%
       7,900   Cathay Financial Holding Co., Ltd. (144A)    $   158,790
                                                            -----------
               Multi-Line Insurance - 1.2%
  47,567,000   Aksigorta AS*                                $   190,550
       3,600   Samsung Fire & Marine Insurance                  284,036
                                                            -----------
                                                            $   474,586
                                                            -----------
               Total Insurance                              $   633,376
                                                            -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

    Shares                                                  Value
            Real Estate - 0.4%
            Real Estate Management &
            Development - 0.4%
    98,200  Wheelock Properties (Singapore), Ltd.     $   147,092
                                                      -----------
            Total Real Estate                         $   147,092
                                                      -----------
            Software & Services - 0.5%
            Application Software - 0.5%
     4,032  Infosys Technologies, Ltd.                $   194,681
                                                      -----------
            Total Software & Services                 $   194,681
                                                      -----------
            Technology Hardware & Equipment - 2.3%
            Semiconductors - 1.2%
    44,269  Hon Hai Precision Industry                $   204,496
   171,005  Taiwan Semiconductor Manufacturing Co.        271,274
                                                      -----------
                                                      $   475,770
                                                      -----------
            Communications Equipment - 0.5%
     8,600  Matav Rt (A.D.R.)                         $   209,926
                                                      -----------
            Electronic Equipment &
            Instruments - 0.6%
    24,000  Elec & Eltek International Co., Ltd.      $    68,147
     2,350  LG Electronics, Inc.                          145,098
                                                      -----------
                                                      $   213,245
                                                      -----------
            Total Technology Hardware &
            Equipment                                 $   898,941
                                                      -----------
            Semiconductors - 4.1%
     3,130  Samsung Electronics                       $ 1,365,942
   390,870  United Microelectronics Corp., Ltd.           251,691
                                                      -----------
                                                      $ 1,617,633
                                                      -----------
            Total Semiconductors                      $ 1,617,633
                                                      -----------
            Telecommunication Services - 13.0%
            Integrated Telecommunication
            Services - 6.8%
     4,900  Brasil Telecom Participacoes SA           $   186,935
    24,800  Compania de Telephonos de Chile SA
            (A.D.R.)                                      278,752
    18,900  KT Corp. (a)                                  412,209
    29,587  Mahanagar Telephone Nigam, Ltd.               236,
    29,900  Mahanagar Telephone (Demat)                   107,028
     3,100  Maroc Telecom*                                 35,394
    11,900  SPT Telecom AS                                197,306
    40,000  Telekom Malaysia                              122,064
    17,100  Telefonos de Mexico SA (a)                    655,272
    68,800  Telekomunikacja Polska SA                     451,545
                                                      -----------
                                                      $ 2,682,609
                                                      -----------

    Shares                                                  Value
            Wireless Telecommunication Services - 6.2%
    27,200  Advanced Service Co., Ltd.                $    74,868
     7,700  Alumax, Inc.                                  403,095
     9,900  Korea Telecom Freetel Co.                     236,755
     1,100  Mobile Telesystems (A.D.R.) (a)               152,361
    21,637  SK Telecom Co., Ltd. (a)                      481,423
   142,500  StarHub, Ltd.*                                 96,026
   146,000  Taiwan Cellular Corp.                         163,007
    16,447  Turkcell Iletism Hizmet (A.D.R.)              297,691
    42,700  Venfin, Ltd.                                  189,718
     8,700  Vimpel-Communications (A.D.R.)*               314,418
                                                      -----------
                                                      $ 2,409,362
                                                      -----------
            Total Telecommunication Services          $ 5,091,971
                                                      -----------
            Utilities - 3.6%
            Electric Utilities - 2.3%
     1,200  Cemig SA (A.D.R.)                         $    29,448
 1,206,235  Enersis SA*                                   205,109
    14,600  Korea Electric Power Corp.                    378,682
    10,060  Unified Energy System (G.D.R.)                276,101
                                                      -----------
                                                      $   889,340
                                                      -----------
            Gas Utilities - 0.9%
     5,100  Gazprom (A.D.R.)* (a)                     $   180,908
     5,900  Korea Gas Corp.                               182,884
                                                      -----------
                                                      $   363,792
                                                      -----------
            Multi-Utilities & Unregulated Power - 0.4%
   283,600  YTL Power International Bhd               $   134,320
                                                      -----------
            Total Utilities                           $ 1,387,452
                                                      -----------
            TOTAL COMMON STOCKS
            (Cost $26,091,813)                        $36,295,394
                                                      -----------
            RIGHTS/WARRANTS - 0.0%
            Commercial Services & Supplies - 0.0%
            Diversified Commercial Services - 0.0%
     1,580  Bidvest Group, Ltd., Exp. 12/8/06*        $     6,714
                                                      -----------
            Total Commercial Services &
            Supplies                                  $     6,714
                                                      -----------
            TOTAL RIGHTS/WARRANTS
            (Cost $0)                                 $     6,714
                                                      -----------

36   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Shares                                                Value
             TEMPORARY CASH INVESTMENT - 8.3%
             Security Lending Collateral - 8.3%
 3,125,761   Securities Lending
             Investment Fund, 2.18%                $  3,125,761
                                                   ------------
             TOTAL TEMPORARY CASH
             INVESTMENT
             (Cost $3,125,761)                     $  3,125,761
                                                   ------------
             TOTAL INVESTMENTS IN
             SECURITIES - 104.2%
             (Cost $29,844,356) (b)                $ 40,537,238
                                                   ------------
             OTHER ASSETS AND
             LIABILITIES - (4.2)%                  $ (1,557,033)
                                                   ------------
             TOTAL NET ASSETS - 100.0%             $ 38,980,205
                                                   ============

(A.D.R.) American Depositary Receipt
(G.D.R.) Global Depositary Receipt
*        Non-income producing security
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2004, the value of these securities amounted to $818,238 or 2.1% of net assets.
(a)      At December 31, 2004, the following securities were out on loan:

         Shares       Security                                    Market Value
         15,575       Anglogold Ashanti, Ltd. (A.D.R.)           $  566,151
            590       Compania Cervecerias Unidas SA                 14,886
            155       Gazprom (A.D.R.)*                               5,343
         11,365       Kookmin Bank* (A.D.R.)                        444,144
         15,905       KT Corp.                                      346,888
            976       Mobile Telesystems (A.D.R.)                   135,186
          4,105       Pohang Iron & Steel Co., Ltd. (A.D.R.)        182,796
         13,090       SK Telecom Co., Ltd.                          291,253
         12,620       Surgutneftegaz (A.D.R.)                       471,988
         15,565       Telefonos de Mexico SA                        596,451
                                                                   ----------
                        Total                                    $3,055,085
                                                                   ==========

     (b) Distributions of investments by country of issue, as a percentage of total equity holdings (excluding temporary cash investments) is as follows:

         South Korea                            20.9%
         Brazil                                 14.5
         Taiwan                                  7.5
         South Africa                            7.1
         Russia                                  6.8
         Mexico                                  6.2
         Turkey                                  6.0
         India                                   5.5
         Malaysia                                5.2
         Indonesia                               2.8
         Chile                                   2.8
         Thailand                                2.3
         Poland                                  2.2
         People's Republic of China              2.0
         Peru                                    1.4
         Singapore                               1.3
         Philippines                             1.3
         Czech Republic                          1.1
         Hungary                                 1.1
         Other (individually less than 1%)       2.0
                                               -----
                                               100.0%
                                               =====

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

     Shares                                                     Value
                  PREFERRED STOCKS - 0.9%
                  Automobiles & Components - 0.9%
                  Automobile Manufacturers - 0.9%
        250       Porsche AG                              $   159,264
                                                          -----------
                  TOTAL PREFERRED STOCKS
                  (Cost $83,104)                          $   159,264
                                                          -----------
                  COMMON STOCKS - 97.9%
                  Energy - 9.4%
                  Integrated Oil & Gas - 4.1%
     32,474       BP Amoco Plc                            $   316,497
     16,533       Eni S.p.A.                                  414,540
                                                          -----------
                                                          $   731,037
                                                          -----------
                  Oil & Gas Refining Marketing &
                  Transportation - 5.3%
     16,148       Repsol SA                               $   419,786
      2,339       Total SA                                    511,991
                                                          -----------
                                                          $   931,777
                                                          -----------
                  Total Energy                            $ 1,662,814
                                                          -----------
                  Materials - 9.3%
                  Commodity Chemicals - 1.4%
      3,516       BASF India, Ltd.                        $   252,819
                                                          -----------
                  Construction Materials - 6.4%
     11,436       CRH Plc                                 $   306,459
      2,196       Holcim, Ltd.                                132,566
      8,961       Italcementi S.p.A.                          144,084
      3,729       Lafarge Br                                  359,324
      1,391       VINCI SA                                    186,499
                                                          -----------
                                                          $ 1,128,932
                                                          -----------
                  Diversified Metals & Mining - 1.5%
      9,326       Rio Tinto Plc                           $   274,043
                                                          -----------
                  Total Materials                         $ 1,655,794
                                                          -----------
                  Capital Goods - 7.1%
                  Construction & Engineering - 4.3%
     12,320       ACS, Actividades de Construccion y
                  Servicios, S.A.                         $   281,233
      5,731       Compagnie de Saint Gobain                   344,235
        797       Technip                                     147,072
                                                          -----------
                                                          $   772,540
                                                          -----------
                  Electrical Components & Equipment - 1.2%
      3,012       Schneider Electric SA                   $   209,209
                                                          -----------
                  Industrial Machinery - 1.6%
      1,976       Atlas Copco AB                          $    89,168
      4,221       AB SKF                                      187,945
                                                          -----------
                                                          $   277,113
                                                          -----------
                  Total Capital Goods                     $ 1,258,862
                                                          -----------

     Shares                                                     Value
                  Commercial Services & Supplies - 1.4%
                  Diversified Commercial Services - 1.4%
      9,329       TNT Post Group N.V.                     $   253,356
                                                          -----------
                  Total Commercial Services &
                  Supplies                                $   253,356
                                                          -----------
                  Automobiles & Components - 0.9%
                  Auto Parts & Equipment - 0.9%
      2,394       Compagnie Generale des
                  Etablissements Michelin                 $   153,268
                                                          -----------
                  Total Automobiles & Components          $   153,268
                                                          -----------
                  Consumer Durables & Apparel - 1.0%
                  Apparel, Accessories & Luxury Goods - 1.0%
      1,131       Adidas-Salomon AG                       $   182,109
                                                          -----------
                  Total Consumer Durables & Apparel       $   182,109
                                                          -----------
                  Hotels, Restaurants & Leisure - 2.0%
                  Restaurants - 2.0%
     42,574       Compass Group Plc                       $   200,909
      8,416       GUS plc                                     151,709
                                                          -----------
                                                          $   352,618
                                                          -----------
                  Total Hotels, Restaurants & Leisure     $   352,618
                                                          -----------
                  Media - 2.1%
                  Advertising - 0.5%
      2,942       Publicis SA                             $    95,154
                                                          -----------
                  Publishing - 1.6%
      7,545       Elsevier NV                             $   102,854
      5,457       Vivendi Universal*                          174,811
                                                          -----------
                                                          $   277,665
                                                          -----------
                  Total Media                             $   372,819
                                                          -----------
                  Retailing - 1.7%
                  Distributors - 0.8%
     14,303       Buhrmann NV*                            $   139,026
                                                          -----------
                  Specialty Stores - 0.9%
     34,285       HMV Group Plc                           $   170,270
                                                          -----------
                  Total Retailing                         $   309,296
                                                          -----------
                  Food & Drug Retailing - 4.2%
                  Drug Retail - 0.8%
     11,116       Boots Co. Plc                           $   139,667
                                                          -----------
                  Food Retail - 3.4%
      1,429       Nestle SA (Registered Shares)           $   373,904
     37,557       Tesco Plc                                   232,179
                                                          -----------
                                                          $   606,083
                                                          -----------
                  Total Food & Drug Retailing             $   745,750
                                                          -----------

38  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      Shares                                                     Value
                  Food, Beverage & Tobacco - 1.8%
                  Tobacco - 1.8%
      18,370      British American Tobacco Plc             $   316,318
                                                           -----------
                  Total Food, Beverage & Tobacco           $   316,318
                                                           -----------
                  Pharmaceuticals & Biotechnology - 8.2%
                  Pharmaceuticals - 8.2%
         512      Actelion, Ltd.*                          $    52,454
      11,377      AstraZeneca Plc                              413,428
      12,095      GlaxoSmithKline Plc                          284,538
       2,452      Roche Holdings AG                            280,042
       3,535      Sanofi-Aventis                               282,546
       1,796      Schering AG                                  133,874
                                                           -----------
                                                           $ 1,446,882
                                                           -----------
                  Total Pharmaceuticals &
                  Biotechnology                            $ 1,446,882
                                                           -----------
                  Banks - 15.1%
                  Diversified Banks - 15.1%
       8,687      Allied Irish Banks Plc                   $   179,311
      32,459      Barclays Plc                                 364,657
      13,477      Banco Bilbao Vizcaya Argentaria, SA          238,517
       5,468      BNP Paribas SA                               395,665
       6,739      Credit Agricole SA                           202,895
      11,564      CS Group*                                    487,180
       4,600      Depfa Bank Plc                                77,234
      14,386      HSBC Holding Plc                             242,491
      14,378      Royal Bank of Scotland Group Plc             482,632
                                                           -----------
                                                           $ 2,670,582
                                                           -----------
                  Total Banks                              $ 2,670,582
                                                           -----------
                  Diversified Financials - 10.7%
                  Asset Management & Custody Banks - 0.4%
       2,630      Man Group Plc                            $    73,463
                                                           -----------
                  Diversified Financial Services - 9.1%
       6,429      Fortis NV                                $   178,055
       6,390      ING Groep NV                                 193,219
       2,730      Lagardere S.C.A.                             196,640
       4,931      Societe Generale                             498,393
       6,686      UBS AG                                       557,151
                                                           -----------
                                                           $ 1,623,458
                                                           -----------
                  Specialized Finance - 1.2%
       3,406      Deutsche Boerse AG                       $   204,654
                                                           -----------
                  Total Diversified Financials             $ 1,901,575
                                                           -----------

      Shares                                                     Value
                  Insurance - 4.6%
                  Life & Health Insurance - 0.5%
       2,574      Assicurazioni Generali                   $    87,197
                                                           -----------
                  Multi-Line Insurance - 3.4%
      11,889      AXA                                      $   294,430
       1,923      Zurich Financial Services*                   319,639
                                                           -----------
                                                           $   614,069
                                                           -----------
                  Reinsurance - 0.7%
       3,097      Hannover Rueckversicheru                 $   121,034
                                                           -----------
                  Total Insurance                          $   822,300
                                                           -----------
                  Software & Services - 1.0%
                  IT Consulting & Other Services - 1.0%
       2,571      Atos Origin*                             $   174,397
                                                           -----------
                  Total Software & Services                $   174,397
                                                           -----------
                  Technology Hardware & Equipment - 3.6%
                  Semiconductors - 1.0%
       6,783      Philips Electronics NV                   $   179,433
                                                           -----------
                  Communications Equipment - 0.9%
      10,079      Nokia Oyj                                $   158,148
                                                           -----------
                  Computer Hardware - 0.5%
      34,273      Dixons Group Plc                         $   100,038
                                                           -----------
                  Electronic Equipment & Instruments - 1.2%
       2,450      Siemens                                  $   207,334
                                                           -----------
                  Total Technology Hardware &
                  Equipment                                $   644,953
                                                           -----------
                  Telecommunication Services - 11.2%
                  Alternate Carriers - 2.4%
      12,630      France Telecom                           $   417,197
                                                           -----------
                  Integrated Telecommunication Services - 4.2%
       6,351      Belgacom SA*                             $   274,098
      12,569      Telefonica SA                                236,223
      59,202      Telecom Italia S.p.A.                        241,711
                                                           -----------
                                                           $   752,032
                                                           -----------
                  Wireless Telecommunication Services - 4.6%
     304,416      Vodafone Group Plc                       $   824,041
                                                           -----------
                  Total Telecommunication Services         $ 1,993,270
                                                           -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

 Shares                                           Value
              Utilities - 2.6%
              Electric Utilities - 2.6%
  4,077       E.On AG                       $   371,038
  8,667       National Grid Transco Plc          82,528
                                            -----------
                                            $   453,566
                                            -----------
              Total Utilities               $   453,566
                                            -----------
              TOTAL COMMON STOCKS
              (Cost $13,033,884)            $17,370,529
                                            -----------
              TOTAL INVESTMENTS IN
              SECURITIES - 98.8%
              (Cost $13,116,988) (a)        $17,529,793
                                            -----------
              OTHER ASSETS AND
              LIABILITIES - 1.2%            $   195,845
                                            -----------
              TOTAL NET ASSETS - 100.0%     $17,725,638
                                            ===========

*    Non-income producing security
(a) Distributions of investments by country of issue, as a percentage of total equity holdings (excluding temporary cash investments) is as follows:

     United Kingdom           26.6%
     France                   26.5
     Switzerland              12.6
     Germany                   9.3
     Spain                     6.7
     Netherlands               6.0
     Italy                     5.1
     Ireland                   3.2
     Sweden                    1.6
     Belgium                   1.6
     Finland                   0.8
                              -----
                              100.0%
                              =====

40  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

     Shares                                                   Value
             PREFERRED STOCK - 0.5%
             Telecommunication Services - 0.5%
             Integrated Telecommunication
             Services - 0.5%
      8,400  Tele Norte Leste Participacoes (A.D.R.)    $   141,708
                                                        -----------
             TOTAL PREFERRED STOCK
             (Cost $101,323)                            $   141,708
                                                        -----------
             COMMON STOCKS - 98.7%
             Energy - 6.3%
             Integrated Oil & Gas - 2.7%
     30,110  BP Amoco Plc                               $   293,457
     17,400  Eni S.p.A.                                     436,278
                                                        -----------
                                                        $   729,735
                                                        -----------
             Oil & Gas Refining Marketing &
             Transportation - 3.6%
     12,600  Repsol SA                                  $   327,551
      2,960  Total SA                                       647,924
                                                        -----------
                                                        $   975,475
                                                        -----------
             Total Energy                               $ 1,705,210
                                                        -----------
             Materials - 8.1%
             Commodity Chemicals - 1.3%
      4,700  BASF India, Ltd.                           $   337,955
                                                        -----------
             Construction Materials - 2.9%
      9,600  CRH Plc                                    $   256,586
      6,200  Italcementi S.p.A.                              99,690
      1,600  Lafarge Br                                     154,175
      1,980  Vinci SA (a)                                   265,469
                                                        -----------
                                                        $   775,920
                                                        -----------
             Diversified Metals & Mining - 1.6%
      3,850  Freeport-McMoRan Copper & Gold, Inc.
             (Class B)                                  $   147,186
      2,100  Norilsk Nickel                                 114,713
      5,390  Rio Tinto Plc                                  158,384
                                                        -----------
                                                        $   420,283
                                                        -----------
             Industrial Gases - 1.3%
     62,000  Taiyo Nippon Sanso Corp.                   $   364,928
                                                        -----------
             Steel - 1.0%
     23,102  Broken Hill Proprietary Co., Ltd.          $   277,355
                                                        -----------
             Total Materials                            $ 2,176,441
                                                        -----------
             Capital Goods - 9.1%
             Aerospace & Defense - 0.3%
      2,700  European Aeronautic Defence                $    78,322
                                                        -----------

     Shares                                                   Value
             Construction & Engineering - 4.4%
     11,649  ACS, Actividades de Construccion y
             Servicios, SA                              $   265,916
      4,000  Compagnie de Saint Gobain                      240,262
    119,200  Kajima Corp.                                   514,067
        940  Technip                                        173,459
                                                        -----------
                                                        $ 1,193,704
                                                        -----------
             Electrical Components & Equipment - 1.6%
     55,800  Mitsubishi Electric Corp.                  $   274,245
      2,400  Schneider Electric SA                          166,700
                                                        -----------
                                                        $   440,945
                                                        -----------
             Industrial Conglomerates - 0.5%
 20,892,000  KOC Holding AS*                            $   136,428
                                                        -----------
             Industrial Machinery - 2.3%
      3,800  Atlas Copco AB                             $   171,478
     36,600  OSG Corp. (a)                                  443,151
                                                        -----------
                                                        $   614,629
                                                        -----------
             Total Capital Goods                        $ 2,464,028
                                                        -----------
             Commercial Services & Supplies - 0.8%
             Diversified Commercial Services - 0.8%
      8,100  TNT Post Group NV                          $   219,979
                                                        -----------
             Total Commercial Services &
             Supplies                                   $   219,979
                                                        -----------
             Transportation - 1.8%
             Railroads - 1.8%
         88  East Japan Railway Co.                     $   490,631
                                                        -----------
             Total Transportation                       $   490,631
                                                        -----------
             Automobiles & Components - 3.1%
             Auto Parts & Equipment - 0.4%
      1,500  Compagnie Generale des Etablissements
             Michelin                                   $    96,033
                                                        -----------
             Automobile Manufacturers - 2.7%
      2,500  Bayerische Motoren Werke AG                $   112,628
     15,300  Toyota Motor Co.                               625,414
                                                        -----------
                                                        $   738,042
                                                        -----------
             Total Automobiles & Components             $   834,075
                                                        -----------
             Consumer Durables & Apparel - 0.6%
             Apparel, Accessories & Luxury Goods - 0.6%
      1,000  Adidas-Salomon AG                          $   161,016
                                                        -----------
             Total Consumer Durables & Apparel          $   161,016
                                                        -----------
             Hotels, Restaurants & Leisure - 3.1%
             Casinos & Gaming - 1.7%
      8,200  Sega Sammy Holdings, Inc.*                 $   450,679
                                                        -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

     Shares                                               Value
            Restaurants - 1.4%
   37,200   Compass Group Plc                       $   175,549
   12,000   GUS plc                                     216,315
                                                    -----------
                                                    $   391,864
                                                    -----------
            Total Hotels, Restaurants & Leisure     $   842,543
                                                    -----------
            Media - 1.7%
            Advertising - 0.3%
    3,000   Publicis SA                             $    97,030
                                                    -----------
            Publishing - 1.4%
   11,200   Reed Elsevier Plc                       $   102,875
    8,400   Vivendi Universal*                          269,088
                                                    -----------
                                                    $   371,963
                                                    -----------
            Total Media                             $   468,993
                                                    -----------
            Retailing - 4.2%
            Distributors - 1.6%
   34,000   Mitsubishi Corp.                        $   439,416
                                                    -----------
            General Merchandise Stores - 2.6%
    6,900   Ito Yokado, Ltd.                        $   290,671
    7,900   Ryohin Keikaku Co., Ltd.                    397,075
                                                    -----------
                                                    $   687,746
                                                    -----------
            Total Retailing                         $ 1,127,162
                                                    -----------
            Food & Drug Retailing - 3.8%
            Drug Retail - 0.6%
   13,500   Boots Co., Plc                          $   169,621
                                                    -----------
            Food Retail - 3.2%
    7,266   Koninklijke Ahold NV (144A)*            $    56,227
    1,700   Nestle SA (Registered Shares)               444,812
   55,700   Tesco Plc                                   344,340
                                                    -----------
                                                    $   845,379
                                                    -----------
            Total Food & Drug Retailing             $ 1,015,000
                                                    -----------
            Food, Beverage & Tobacco - 3.1%
            Tobacco - 3.1%
   16,020   British American Tobacco Plc            $   275,853
       50   Japan Tobacco, Inc.                         570,938
                                                    -----------
                                                    $   846,791
                                                    -----------
            Total Food, Beverage & Tobacco          $   846,791
                                                    -----------
            Household & Personal Products - 1.5%
            Household Products - 1.5%
   28,300   Shiseido Co., Ltd.                      $   410,008
                                                    -----------
            Total Household & Personal
            Products                                $   410,008
                                                    -----------


   Shares                                                 Value
            Health Care Equipment & Services - 0.5%
            Health Care Supplies - 0.5%
      800   Nobel Biocare Holding AG                $   144,687
                                                    -----------
            Total Health Care Equipment &
            Services                                $   144,687
                                                    -----------
            Pharmaceuticals & Biotechnology - 5.7%
            Pharmaceuticals - 5.7%
    9,332   AstraZeneca Plc                         $   339,115
    8,590   GlaxoSmithKline Plc                         202,082
    3,200   Novartis                                    160,026
    3,138   Roche Holdings AG                           358,390
    4,280   Sanofi-Aventis                              342,093
    1,670   Schering AG                                 124,482
                                                    -----------
                                                    $ 1,526,188
                                                    -----------
            Total Pharmaceuticals &
            Biotechnology                           $ 1,526,188
                                                    -----------
            Banks - 11.5%
            Diversified Banks - 11.5%
    7,400   Allied Irish Banks Plc                  $   152,745
   16,225   Barclays Plc                                182,278
   18,200   Banco Bilbao Vizcaya Argentaria SA          322,105
   50,800   Banca Intesa S.p.A.                         243,983
    5,000   BNP Paribas SA                              361,801
    9,645   Credit Agricole SA                          290,387
    7,930   CS Group*                                   334,083
   18,000   Development Bank of Singapore, Ltd.         177,261
   17,200   HSBC Holding Plc                            289,924
    4,100   Kookmin Bank (A.D.R.)* (a)                  160,228
   12,520   Royal Bank of Scotland Group Plc            420,264
    5,100   Uniao de Bancos Brasileiros S.A.
            (Unibanco) (G.D.R.) (144A)                  161,772
                                                    -----------
                                                    $ 3,096,831
                                                    -----------
            Total Banks                             $ 3,096,831
                                                    -----------
            Diversified Financials - 9.3%
            Consumer Finance - 1.8%
   13,600   Credit Saison Co., Ltd.                 $   497,009
                                                    -----------
            Diversified Financial Services - 6.7%
   12,400   ING Groep NV                            $   374,947
    2,800   Lagardere S.C.A.                            201,682
    3,319   Societe Generale                            335,463
   50,000   Sumitomo Trust Bank                         361,633
    6,350   UBS AG                                      529,152
                                                    -----------
                                                    $ 1,802,877
                                                    -----------
            Specialized Finance - 0.8%
    3,400   Deutsche Boerse AG                      $   204,294
                                                    -----------
            Total Diversified Financials            $ 2,504,180
                                                    -----------

42  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------

   Shares                                                    Value
            Insurance - 2.4%
            Life & Health Insurance - 0.7%
    5,300   Assicurazioni Generali                     $   179,543
                                                       -----------
            Multi-Line Insurance - 1.7%
   11,600   AXA                                        $   287,272
    1,080   Zurich Financial Services*                     179,517
                                                       -----------
                                                       $   466,789
                                                       -----------
            Total Insurance                            $   646,332
                                                       -----------
            Real Estate - 1.5%
            Real Estate Management & Development - 1.5%
   34,000   Mitsui Fudosan Co.                         $   414,847
                                                       -----------
            Total Real Estate                          $   414,847
                                                       -----------
            Software & Services - 0.5%
            IT Consulting & Other Services - 0.5%
    2,100   Atos Origin*                               $   142,448
                                                       -----------
            Total Software & Services                  $   142,448
                                                       -----------
            Technology Hardware & Equipment - 5.5%
            Semiconductors - 0.9%
    9,500   Philips Electronics NV                     $   251,307
                                                       -----------
            Computer Hardware - 0.4%
   35,300   Dixons Group Plc                           $   103,036
                                                       -----------
            Electronic Equipment & Instruments - 2.6%
    3,900   Nidec Corp.                                $   476,798
    2,490   Siemens                                        210,719
                                                       -----------
                                                       $   687,517
                                                       -----------
            Office Electronics - 1.6%
   32,500   Konica Minolta Holdings, Inc.*             $   432,715
                                                       -----------
            Total Technology Hardware &
            Equipment                                  $ 1,474,575
                                                       -----------
            Semiconductors - 2.5%
            Semiconductor Equipment - 1.6%
    7,100   Tokyo Electron, Ltd.                       $   439,022
                                                       -----------
            Semiconductors - 0.9%
      250   Samsung Electronics                        $   109,101
   15,900   Taiwan Semiconductor Manufacturing Co.
            (A.D.R.)                                       134,991
                                                       -----------
                                                       $   244,092
                                                       -----------
            Total Semiconductors                       $   683,114
                                                       -----------
            Telecommunication Services - 9.8%
            Alternate Carriers - 1.3%
   11,000   France Telecom                             $   363,354
                                                       -----------


   Shares                                                    Value
            Integrated Telecommunication Services - 4.2%
    6,500   Belgacom SA*                               $   280,528
   16,200   British Sky Broadcasting Plc                   174,818
   17,500   Mahanagar Telephone Nigam, Ltd.                139,650
   18,730   Telefonica SA                                  352,014
   46,486   Telecom Italia S.p.A.                          189,794
                                                       -----------
                                                       $ 1,136,804
                                                       -----------
            Wireless Telecommunciation Services - 4.3%
    1,000   Mobile Telesystems (A.D.R.) (a)            $   138,510
    6,500   SK Telecom Co., Ltd. (a)                       144,625
   12,091   Turk ell Iletism Hizmet (A.D.R.)               218,847
  243,611   Vodafone Group Plc                             659,444
                                                       -----------
                                                       $ 1,161,426
                                                       -----------
            Total Telecommunication Services           $ 2,661,584
                                                       -----------
            Utilities - 2.3%
            Electric Utilities - 2.3%
    3,533   E.On AG                                    $   321,530
    2,700   Iberdrola SA*                                   68,502
   23,300   National Grid Transco Plc                      221,864
                                                       -----------
                                                       $   611,896
                                                       -----------
            Total Utilities                            $   611,896
                                                       -----------
            TOTAL COMMON STOCKS
            (Cost $20,557,882)                         $26,668,559
                                                       -----------
            TEMPORARY CASH INVESTMENT - 3.5%
            Security Lending Collateral - 3.5%
  946,907   Securities Lending
            Investment Fund, 2.18%                     $   946,907
                                                       -----------
            TOTAL TEMPORARY CASH
            INVESTMENT
            (Cost $946,907)                            $   946,907
                                                       -----------
            TOTAL INVESTMENTS IN
            SECURITIES - 102.7%
            (Cost $21,606,112) (b)                     $27,757,174
                                                       -----------
            OTHER ASSETS
            AND LIABILITIES - (2.7)%                   $  (764,841)
                                                       -----------
            TOTAL NET ASSETS - 100.0%                  $26,992,333
                                                       ===========

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

(A.D.R.) American Depositary Receipt
(G.D.R.) Global Depository Receipt
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2004, the value of these securities amounted to $217,999 or 0.8% of net assets.
*        Non-income producing security
(a)      At December 31, 2004, the following securities were out on loan:

         Shares     Security                         Market Value

          3,895      Kookmin Bank (A.D.R.) *         $ 152,217
            950      Mobile Telesystems (A.D.R.)       131,585
         30,700      OSG Corp.                         371,776
            570      SK Telecom Co., Ltd.               12,683
          1,800      Vinci SA                          241,344
                                                     ---------
                     Total                           $ 909,605
                                                     =========

    (b) Distributions of investments by country of issue, as a percentage of total equity holdings (excluding temporary cash investments) is as follows:

         Japan                                  30.6%
         France                                 16.3
         United Kingdom                         15.9
         Switzerland                             7.9
         Germany                                 5.4
         Spain                                   4.9
         Italy                                   4.2
         Netherlands                             3.6
         South Korea                             1.5
         Ireland                                 1.5
         Turkey                                  1.3
         Brazil                                  1.1
         Belgium                                 1.0
         Austrialia                              1.0
         Other (individually less than 1%)       3.8
                                               -----
                                               100.0%
                                               =====

44   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

      Shares                                                      Value
                  COMMON STOCKS - 90.2%
                  Energy - 6.9%
                  Oil & Gas Drilling - 2.3%
       1,525      Atwood Oceanics, Inc.*                    $    79,453
      26,736      Key Energy Services, Inc.*                    315,485
      14,500      Todco*                                        267,090
                                                            -----------
                                                            $   662,028
                                                            -----------
                  Oil & Gas Equipment & Services - 2.2%
      14,200      Gulfmarkt Offshore, Inc.*                 $   316,234
      10,240      Maverick Tube Corp.*                          310,272
                                                            -----------
                                                            $   626,506
                                                            -----------
                  Oil & Gas Exploration & Production - 2.4%
       5,900      Penn Virginia Corp.                       $   239,363
       5,395      Swift Energy Co.*                             156,131
       7,769      Unit Corp.*                                   296,853
                                                            -----------
                                                            $   692,347
                                                            -----------
                  Total Energy                              $ 1,980,881
                                                            -----------
                  Materials - 7.2%
                  Diversified Metals & Mining - 1.2%
       9,914      Massey Energy Co.                         $   346,494
                                                            -----------
                  Gold - 1.0%
       7,350      Glamis Gold, Ltd.*                        $   126,126
      24,300      IAMGOLD Corp.                                 160,623
                                                            -----------
                                                            $   286,749
                                                            -----------
                  Metal & Glass Containers - 0.8%
       5,137      Jarden Corp.*                             $   223,151
                                                            -----------
                  Paper Products - 1.8%
      16,193      Domtar, Inc.                              $   195,450
      11,400      Flowserve Corp.*                              313,956
                                                            -----------
                                                            $   509,406
                                                            -----------
                  Precious Metals & Minerals - 0.2%
      28,125      Cambior, Inc.*                            $    75,094
                                                            -----------
                  Specialty Chemicals - 0.4%
       3,875      Great Lakes Chemical Corp.                $   110,399
                                                            -----------
                  Steel - 1.9%
       3,575      Carpenter Technology                      $   208,995
      34,893      Graftech International, Ltd.*                 330,088
                                                            -----------
                                                            $   539,083
                                                            -----------
                  Total Materials                           $ 2,090,376
                                                            -----------
                  Capital Goods - 8.1%
                  Aerospace & Defense - 0.2%
       4,875      Intrado, Inc.*                            $    58,988
                                                            -----------

      Shares                                                      Value
                  Construction, Farm Machinery &
                  Heavy Trucks - 1.6%
      21,575      Wabtec Corp.                              $   459,979
                                                            -----------
                  Construction & Engineering - 1.1%
       5,070      Granite Construction, Inc.                $   134,862
       7,825      Insituform Technologies, Inc.*                177,393
                                                            -----------
                                                            $   312,255
                                                            -----------
                  Electrical Components & Equipment - 0.7%
      23,479      Power-One, Inc.*                          $   209,433
                                                            -----------
                  Industrial Conglomerates - 1.5%
      20,760      Cornell Co., Inc.*                        $   315,137
       7,796      NN, Inc.                                      102,985
                                                            -----------
                                                            $   418,122
                                                            -----------
                  Industrial Machinery - 1.9%
       5,687      Joy Global, Inc.                          $   246,986
       3,125      Kaydon Corp.                                  103,188
       1,894      Nacco Industries, Inc.                        199,628
                                                            -----------
                                                            $   549,802
                                                            -----------
                  Trading Companies & Distributors - 1.1%
      11,830      Applied Industrial Technologies, Inc.     $   324,128
                                                            -----------
                  Total Capital Goods                       $ 2,332,707
                                                            -----------
                  Commercial Services & Supplies - 5.6%
                  Data Processing Services - 0.4%
      10,000      Gartner Group, Inc.*                      $   124,600
                                                            -----------
                  Diversified Commercial Services - 4.1%
       5,878      Chemed Corp.                              $   394,473
      18,400      Central Parking Corp.                         278,760
      14,335      Profit Recovery Group International*           72,105
      27,255      Rent-Way, Inc.* (a)                           218,313
       8,100      Watson Wyatt & Co. Holdings                   218,295
                                                            -----------
                                                            $ 1,181,946
                                                            -----------
                  Employment Services - 1.1%
      36,400      On Assignment, Inc.*                      $   188,916
       5,670      Korn/Ferry International*                     117,653
                                                            -----------
                                                            $   306,569
                                                            -----------
                  Total Commercial Services &
                  Supplies                                  $ 1,613,115
                                                            -----------
                  Transportation - 3.3%
                  Marine - 0.8%
       2,400      Arlington Tankers, Ltd.*                  $    55,080
       3,677      Stelmar Shipping, Ltd.                        175,430
                                                            -----------
                                                            $   230,510
                                                            -----------
                  Railroads - 1.3%
      13,043      Genesee & Wyoming, Inc.*                  $   365,334
                                                            -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                        Value
                  Trucking - 1.2%
      16,775      Central Freight Lines, Inc.*                $   105,683
       3,968      Dollar Thrifty Automotive Group*                119,834
       2,800      Forward Air Corp.*                              125,160
                                                              -----------
                                                              $   350,677
                                                              -----------
                  Total Transportation                        $   946,521
                                                              -----------
                  Automobiles & Components - 0.6%
                  Auto Parts & Equipment - 0.6%
      10,395      Federal Signal Corp.                        $   183,576
                                                              -----------
                  Total Automobiles & Components              $   183,576
                                                              -----------
                  Consumer Durables & Apparel - 1.1%
                  Apparel, Accessories & Luxury Goods - 1.1%
      18,968      Charming Shoppes, Inc.*                     $   177,730
       4,250      Kellwood Co.                                    146,625
                                                              -----------
                                                              $   324,355
                                                              -----------
                  Total Consumer Durables & Apparel           $   324,355
                                                              -----------
                  Hotels, Restaurants & Leisure - 0.7%
                  Hotels, Resorts & Cruise Lines - 0.1%
      11,500      Jameson Inns, Inc.*                         $    22,655
                                                              -----------
                  Restaurants - 0.6%
       9,619      O'Charley's, Inc.*                          $   188,051
                                                              -----------
                  Total Hotels, Restaurants & Leisure         $   210,706
                                                              -----------
                  Media - 0.5%
                  Advertising - 0.2%
       6,566      EMAK Worldwide, Inc.*                       $    65,660
                                                              -----------
                  Publishing - 0.3%
       7,340      Advanced Marketing Services, Inc.           $    73,840
                                                              -----------
                  Total Media                                 $   139,500
                                                              -----------
                  Retailing - 6.4%
                  Apparel Retail - 0.8%
       5,295      Stage Stores, Inc.*                         $   219,848
                                                              -----------
                  Catalog Retail - 2.1%
      28,975      Insight Enterprises, Inc.*                  $   594,567
                                                              -----------
                  Computer & Electronics Retail - 0.4%
      16,750      Tweeter Home Entertainment Group, Inc.*     $   114,738
                                                              -----------
                  Specialty Stores - 3.1%
       7,075      Claire's Stores, Inc.                       $   150,344
       5,052      Guitar Center, Inc.*                            266,190
      23,407      Hancock Fabrics, Inc.                           242,731
       6,348      School Specialty, Inc.*                         244,779
                                                              -----------
                                                              $   904,044
                                                              -----------
                  Total Retailing                             $ 1,833,197
                                                              -----------

      Shares                                                        Value
                  Food & Drug Retailing - 1.9%
                  Food Distributors - 0.6%
      12,050      B & G Foods, Inc.                           $   180,509
                                                              -----------
                  Food Retail - 1.3%
       8,808      Fresh Del Monte Produce, Inc.               $   260,805
      11,625      Wild Oats Markets, Inc.*                        102,416
                                                              -----------
                                                              $   363,221
                                                              -----------
                  Total Food & Drug Retailing                 $   543,730
                                                              -----------
                  Food, Beverage & Tobacco - 0.2%
                  Packaged Foods & Meats - 0.2%
       1,925      American Italian Pasta Co. (a)              $    44,756
                                                              -----------
                  Total Food, Beverage & Tobacco              $    44,756
                                                              -----------
                  Household & Personal Products - 1.7%
                  Household Products - 1.3%
      15,279      Nu Skin Enterprises, Inc.                   $   387,781
                                                              -----------
                  Personal Products - 0.4%
       4,825      NBTY, Inc.*                                 $   115,848
                                                              -----------
                  Total Household & Personal
                  Products                                    $   503,629
                                                              -----------
                  Health Care Equipment & Services - 7.6%
                  Health Care Distributors - 2.3%
       4,585      Amerigroup Corp.                            $   346,901
      12,125      Cross Country Healthcare, Inc.* (a)             219,220
       3,475      Chattem, Inc.*                                  115,023
                                                              -----------
                                                              $   681,144
                                                              -----------
                  Health Care Equipment - 0.5%
       3,000      Analogic Corp.                              $   134,370
                                                              -----------
                  Health Care Facilities - 0.9%
       3,350      Sunrise Senior Living, Inc.* (a)            $   155,306
       2,783      Triad Hospitals, Inc.*                          103,555
                                                              -----------
                                                              $   258,861
                                                              -----------
                  Health Care Services - 2.2%
       7,327      Pediatrix Medical Group, Inc.*              $   469,294
       8,275      Providence Service Corp.*                       173,527
                                                              -----------
                                                              $   642,821
                                                              -----------
                  Managed Health Care - 1.7%
       8,530      PacifiCare Health Systems*                  $   482,116
                                                              -----------
                  Total Health Care Equipment &
                  Services                                    $ 2,199,312
                                                              -----------
                  Pharmaceuticals & Biotechnology - 0.5%
                  Biotechnology - 0.5%
      17,655      Kendle International, Inc.*                 $   155,364
                                                              -----------
                  Total Pharmaceuticals &
                  Biotechnology                               $   155,364
                                                              -----------

46   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      Shares                                                       Value
                  Banks - 8.7%
                  Diversified Banks - 3.9%
       4,131      Banner Corp.                               $   128,846
      15,230      BankAtlantic Bancorp, Inc.                     303,077
       1,100      Community Bancorp*                              33,660
      11,050      Provident Financial Services, Inc.             214,039
      20,325      Texas Capital Bancshares, Inc.*                439,427
                                                             -----------
                                                             $ 1,119,049
                                                             -----------
                  Regional Banks - 4.0%
       7,000      Alliance Bankshares Corp.*                 $   108,850
      27,425      Cardinal Financial Corp.*                      305,789
       3,875      City National Corp.                            273,769
       1,775      Irwin Financial Corp.                           50,392
      23,150      Sterling Bancshares, Inc.                      330,351
       1,705      Whitney Holding Corp.                           76,708
                                                             -----------
                                                             $ 1,145,859
                                                             -----------
                  Thrifts & Mortgage Finance - 0.8%
       3,475      BankUnited Financial Corp.*                $   111,026
       9,475      First Niagara Financial Group, Inc.            132,176
                                                             -----------
                                                             $   243,202
                                                             -----------
                  Total Banks                                $ 2,508,110
                                                             -----------
                  Diversified Financials - 6.7%
                  Consumer Finance - 0.9%
      25,856      Medallion Financial Corp.                  $   250,803
                                                             -----------
                  Consumer Finance - 1.4%
       7,025      Advanta Corp.                              $   158,906
       7,478      Advanta Corp. (Class B)                        181,491
      11,000      Rewards Network, Inc.* (a)                      77,000
                                                             -----------
                                                             $   417,397
                                                             -----------
                  Investment Banking & Brokerage - 2.9%
       7,000      A.G. Edwards, Inc.                         $   302,470
      23,689      Apollo Investment Corp.                        357,704
       4,050      Piper Jaffray Co.*                             194,198
                                                             -----------
                                                             $   854,372
                                                             -----------
                  Specialized Finance - 1.5%
      10,225      Assured Guaranty, Ltd.                     $   201,126
       5,843      Financial Federal Corp.*                       229,046
                                                             -----------
                                                             $   430,172
                                                             -----------
                  Total Diversified Financials               $ 1,952,744
                                                             -----------
                  Insurance - 3.7%
                  Insurance Brokers - 0.2%
       1,800      Platinum Underwriter Holdings, Ltd.        $    55,980
                                                             -----------

      Shares                                                       Value
                  Property & Casualty Insurance - 2.9%
       3,825      American Safety Insurance Group, Ltd.*     $    62,501
       6,826      IPC Holdings, Ltd.                             296,999
      27,525      Quanta Capital Holdings (144A)*                253,781
       2,925      RLI Corp.                                      121,592
       2,525      Selective Insurance Group, Inc. (a)            111,706
                                                             -----------
                                                             $   846,579
                                                             -----------
                  Reinsurance - 0.6%
       6,950      Odyssey Re Holdings, Corp. (a)             $   175,210
                                                             -----------
                  Total Insurance                            $ 1,077,769
                                                             -----------
                  Real Estate - 5.7%
                  Real Estate Management & Development - 0.8%
       3,875      Corrections Corp. of America*              $   156,744
       2,626      Levitt Corp.                                    80,277
                                                             -----------
                                                             $   237,021
                                                             -----------
                  Real Estate Investment Trusts - 4.9%
       9,913      BioMed Property Trust, Inc.                $   220,168
      10,650      Capital Trust, Inc.                            327,062
       1,928      Entertainment Properties Trust                  85,892
      18,425      Feldman Mall Properties, Inc.* (a)             239,709
      15,915      Provident Senior Living*                       254,640
       6,350      Saxon Capital, Inc.                            152,337
       4,271      Universal Health Realty, Inc.                  137,227
                                                             -----------
                                                             $ 1,417,035
                                                             -----------
                  Total Real Estate                          $ 1,654,056
                                                             -----------
                  Software & Services - 4.2%
                  Application Software - 0.8%
      13,779      SPSS, Inc.*                                $   215,504
                                                             -----------
                  Data Processing & Outsourced Services - 0.7%
      16,142      Pegusus Systems, Inc.*                     $   203,389
                                                             -----------
                  Internet Software & Services - 1.2%
       7,625      Internet Security Systems, Inc.*           $   177,281
      12,275      PEC Solutions, Inc.*                           173,937
                                                             -----------
                                                             $   351,218
                                                             -----------
                  Systems Software - 1.5%
      24,550      Borland Software Corp.*                    $   286,744
       7,025      Sybase, Inc.*                                  140,149
                                                             -----------
                                                             $   426,893
                                                             -----------
                  Total Software & Services                  $ 1,197,004
                                                             -----------
                  Technology Hardware & Equipment - 3.1%
                  Communications Equipment - 1.9%
       4,575      Black Box Corp.                            $   219,692
      47,375      Remec, Inc.*                                   341,574
                                                             -----------
                                                             $   561,266
                                                             -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                      Value
                  Computer Storage & Peripherals - 0.3%
       4,425      Electronics For Imaging, Inc.*            $    77,039
                                                            -----------
                  Electronic Equipment & Instruments - 0.4%
      11,425      Planar Systems, Inc.*                     $   128,303
                                                            -----------
                  Technology Distributors - 0.5%
       3,075      Tech Data Corp.*                          $   139,605
                                                            -----------
                  Total Technology Hardware &
                  Equipment                                 $   906,213
                                                            -----------
                  Semiconductors - 0.6%
                  Semiconductor Equipment - 0.3%
       3,593      Advanced Energy Industries, Inc.*         $    32,804
       2,837      Brooks Automations, Inc.*                      48,853
                                                            -----------
                                                            $    81,657
                                                            -----------
                  Semiconductors - 0.3%
       9,370      HI/FN, Inc.*                              $    86,391
                                                            -----------
                  Total Semiconductors                      $   168,048
                                                            -----------
                  Telecommunication Services - 0.8%
                  Wireless Telecom Services - 0.8%
      26,003      Boston Communications Group, Inc.*        $   240,268
                                                            -----------
                  Total Telecommunication Services          $   240,268
                                                            -----------
                  Utilities - 4.2%
                  Gas Utilities - 3.5%
       5,600      AGL Resources, Inc.                       $   186,144
       6,505      People's Energy Corp.                         285,895
      10,649      Southwestern Energy Co.*                      539,787
                                                            -----------
                                                            $ 1,011,826
                                                            -----------
                  Multi-Utilities & Unregulated Power - 0.5%
       2,350      Energen Corp.                             $   138,533
                                                            -----------
                  Utilities - 0.2%
       1,625      UGI Corp.                                 $    66,479
                                                            -----------
                  Total Utilities                           $ 1,216,838
                                                            -----------
                  TOTAL COMMON STOCKS
                  (Cost $20,981,073)                        $26,022,775
                                                            -----------
                  EXCHANGE TRADED FUND - 0.8%
       1,150      iShares Russell 2000 Value ETF (a)        $   221,904
                                                            -----------
                  TOTAL EXCHANGE TRADED FUND
                  (Cost $162,579)                           $   221,904
                                                            -----------

      Shares                                                      Value
                  TEMPORARY CASH INVESTMENT - 3.9%
                  Security Lending Collateral - 3.9%
   1,134,938      Securities Lending Investment Fund,
                    2.18%                                   $ 1,134,938
                                                            -----------
                  TOTAL TEMPORARY CASH
                  INVESTMENT
                  (Cost $1,134,938)                         $ 1,134,938
                                                            -----------
                  TOTAL INVESTMENTS IN
                  SECURITIES - 94.9%
                  (Cost $22,278,590)                        $27,379,617
                                                            -----------
                  OTHER ASSETS AND
                  LIABILITIES - 5.1%                        $ 1,458,402
                                                            -----------
                  TOTAL NET ASSETS - 100.0%                 $28,838,019
                                                            ==========

*     Non-income producing security
(a)   At December 31, 2004, the following securities were out on loan:

      Shares      Security                            Market Value
       1,700      American Italian Pasta Co.           $   39,525
       3,735      Cross Country Healthcare, Inc.*          67,529
      16,500      Feldman Mall Properties, Inc.*          214,500
       1,045      iShares Russell 2000 Value (ETF)        201,643
       5,320      Odyssey Re Holdings, Corp.              134,117
      24,685      Rent-Way, Inc.*                         197,727
       4,964      Rewards Network, Inc.*                   34,748
       1,425      Selective Insurance Group, Inc.          63,042
       3,110      Sunrise Senior Living, Inc.*            144,180
                                                       ----------
                  Total                                $1,097,011
                                                       ==========

48    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Company VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

      Shares                                                  Value
                  COMMON STOCKS - 98.4%
                  Energy - 3.4%
                  Oil & Gas Drilling - 0.7%
       2,100      Stone Energy Corp.*                   $    94,689
                                                        -----------
                  Oil & Gas Equipment & Services - 0.7%
       3,100      Maverick Tube Corp.*                  $    93,930
                                                        -----------
                  Oil & Gas Exploration & Production - 2.0%
       2,925      Forest Oil Corp.* (a)                 $    92,781
       1,600      Houston Exploration Co.*                   90,096
       2,703      Spinnaker Exploration Co.*                 94,794
                                                        -----------
                                                        $   277,671
                                                        -----------
                  Total Energy                          $   466,290
                                                        -----------
                  Materials - 7.7%
                  Aluminum - 0.7%
       3,900      Century Aluminum Co.*                 $   102,414
                                                        -----------
                  Gold - 0.5%
      11,125      IAMGOLD Corp.                         $    73,536
                                                        -----------
                  Materials - 0.4%
         625      Mega Blocks*                          $     9,928
       2,950      Mega Blocks, Inc. (144A)*                  46,861
                                                        -----------
                                                        $    56,789
                                                        -----------
                  Metal & Glass Containers - 0.6%
       1,775      Kennametal, Inc.                      $    88,342
                                                        -----------
                  Paper Products - 1.4%
       3,600      Flowserve Corp.*                      $    99,144
       5,250      Wausau-Mosinee Paper Corp.                 93,765
                                                        -----------
                                                        $   192,909
                                                        -----------
                  Precious Metals & Minerals - 0.7%
       8,500      Stillwater Mining Co.*                $    95,710
                                                        -----------
                  Specialty Chemicals - 2.7%
       3,700      Cambrex Corp.                         $   100,270
       3,300      H.B. Fuller Co.                            94,083
       9,700      PolyOne Corp.*                             87,882
       8,775      Wellman, Inc.                              93,805
                                                        -----------
                                                        $   376,040
                                                        -----------
                  Steel - 0.7%
       3,200      NS Group, Inc.*                       $    88,960
                                                        -----------
                  Total Materials                       $ 1,074,700
                                                        -----------
                  Capital Goods - 6.5%
                  Aerospace & Defense - 1.2%
       5,600      Hexcel Corp.*                         $    81,200
       7,300      Orbital Sciences Corp.* (a)                86,359
                                                        -----------
                                                        $   167,559
                                                        -----------
                  Building Products - 0.7%
       5,000      Lennox International, Inc.            $   101,750
                                                        -----------

      Shares                                                  Value
                  Construction, Farm Machinery &
                  Heavy Trucks - 0.7%
       1,200      The Toro Co.                          $    97,620
                                                        -----------
                  Construction & Engineering - 0.7%
       5,500      Perini Corp.*                         $    91,795
                                                        -----------
                  Electrical Components & Equipment - 1.2%
       2,900      Acuity Brands, Inc.                   $    92,220
       2,500      Thomas & Betts Corp.*                      76,875
                                                        -----------
                                                        $   169,095
                                                        -----------
                  Industrial Conglomerates - 1.3%
       4,900      Brush Engineered Materials, Inc.*     $    90,650
       4,700      Tredegar Corp.                             94,987
                                                        -----------
                                                        $   185,637
                                                        -----------
                  Industrial Machinery - 0.7%
       2,600      Albany International Corp.            $    91,416
                                                        -----------
                  Total Capital Goods                   $   904,872
                                                        -----------
                  Commercial Services & Supplies - 5.3%
                  Data Processing Services - 0.7%
       7,450      Gartner Group, Inc.*                  $    92,827
                                                        -----------
                  Commercial Printing - 0.4%
       1,675      John H. Harland Co.                   $    60,468
                                                        -----------
                  Diversified Commercial Services - 3.1%
       2,301      The Brinks Co.                        $    90,936
       3,650      Central Parking Corp.                      55,298
       4,394      FTI Consulting, Inc.*                      92,582
       2,000      Regis Corp.                                92,300
       5,900      Tetra Tech, Inc*                           98,766
                                                        -----------
                                                        $   429,882
                                                        -----------
                  Employment Services - 0.6%
      14,700      The Princeton Review, Inc.*           $    90,405
                                                        -----------
                  Environmental Services - 0.5%
      12,275      Newpark Resources, Inc.*              $    63,216
                                                        -----------
                  Total Commercial Services &
                  Supplies                              $   736,798
                                                        -----------
                  Transportation - 3.5%
                  Airlines - 1.4%
       2,800      Alaska Air Group, Inc.*               $    93,772
       7,600      ExpressJet Holdings, Inc.*                 97,888
                                                        -----------
                                                        $   191,660
                                                        -----------
                  Trucking - 2.1%
       2,600      Overnite Corp.                        $    96,824
       9,100      Swift Transportation Co., Inc.*           195,468
                                                        -----------
                                                        $   292,292
                                                        -----------
                  Total Transportation                  $   483,952
                                                        -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Company VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                          Value
                  Automobiles & Components - 1.3%
                  Auto Parts & Equipment - 0.6%
       5,400      Aftermarket Technology Corp.*                 $    86,940
                                                                -----------
                  Automobile Manufacturers - 0.7%
       2,300      Winnebago Industries, Inc.*                   $    89,838
                                                                -----------
                  Total Automobiles & Components                $   176,778
                                                                -----------
                  Consumer Durables & Apparel - 2.7%
                  Apparel, Accessories & Luxury Goods - 0.7%
      10,100      Charming Shoppes, Inc.*                       $    94,637
                                                                -----------
                  Footwear - 0.7%
       3,100      Wolverine World Wide, Inc.                    $    97,402
                                                                -----------
                  Housewares & Specialties - 0.7%
       2,775      Yankee Candle Co.                             $    92,075
                                                                -----------
                  Leisure Products - 0.6%
       3,900      JAKKS Pacific, Inc.*                          $    86,229
                                                                -----------
                  Total Consumer Durables & Apparel             $   370,343
                                                                -----------
                  Hotels, Restaurants & Leisure - 2.4%
                  Leisure Facilities - 0.6%
       4,000      Vail Resorts, Inc.*                           $    89,680
                                                                -----------
                  Restaurants - 1.8%
       5,800      Ruby Tuesday, Inc.                            $   151,264
       4,900      The Steak n Shake Co.*                             98,392
                                                                -----------
                                                                $   249,656
                                                                -----------
                  Total Hotels, Restaurants & Leisure           $   339,336
                                                                -----------
                  Media - 2.7%
                  Advertising - 0.7%
       1,600      R.H. Donnelley Corp.*                         $    94,480
                                                                -----------
                  Broadcasting & Cable Television - 0.6%
       6,000      Gray Television, Inc.                         $    93,000
                                                                -----------
                  Movies & Entertainment - 0.7%
       3,550      Alliance Atlantis Communications, Inc.*       $    97,554
                                                                -----------
                  Publishing - 0.7%
       4,875      Journal Register Co.*                         $    94,234
                                                                -----------
                  Total Media                                   $   379,268
                                                                -----------
                  Retailing - 5.1%
                  Apparel Retail - 1.9%
       3,100      Aeropostale, Inc.*                            $    91,233
       7,500      Guess?, Inc.*                                      94,125
       6,500      Skechers U.S.A.*                                   84,240
                                                                -----------
                                                                $   269,598
                                                                -----------
                  Distributors - 1.2%
       3,200      Beacon Roofing Supply, Inc.*                  $    63,552
       3,500      Wesco International, Inc.*                        103,740
                                                                -----------
                                                                $   167,292
                                                                -----------

      Shares                                                          Value
                  General Merchandise Stores - 0.6%
       3,000      American Greetings Corp.                      $    76,050
                                                                -----------
                  Internet Retail - 0.7%
       8,000      Netflix, Inc.*                                $    98,640
                                                                -----------
                  Specialty Stores - 0.7%
       7,400      Payless ShoeSource, Inc.*                     $    91,020
                                                                -----------
                  Total Retailing                               $   702,600
                                                                -----------
                  Food & Drug Retailing - 1.4%
                  Food Distributors - 0.7%
       1,939      The J.M. Smucker Co.                          $    91,269
                                                                -----------
                  Food Retail - 0.7%
       2,300      Sanderson Farms, Inc.                         $    99,544
                                                                -----------
                  Total Food & Drug Retailing                   $   190,813
                                                                -----------
                  Food, Beverage & Tobacco - 0.6%
                  Agricultural Products - 0.6%
       1,670      Corn Products International, Inc.             $    89,445
                                                                -----------
                  Total Food, Beverage & Tobacco                $    89,445
                                                                -----------
                  Household & Personal Products - 0.7%
                  Household Products - 0.7%
       3,850      Nu Skin Enterprises, Inc.                     $    97,713
                                                                -----------
                  Total Household & Personal
                  Products                                      $    97,713
                                                                -----------
                  Health Care Equipment & Services - 9.3%
                  Health Care Distributors - 0.8%
       2,300      United Therapeutics Corp.*                    $   103,845
                                                                -----------
                  Health Care Equipment - 2.0%
       2,475      Haemonetics Corp.*                            $    89,620
       2,575      PolyMedica Corp.                                   96,022
       3,900      Steris Corp.*                                      92,508
                                                                -----------
                                                                $   278,150
                                                                -----------
                  Health Care Facilities - 1.9%
       2,600      Lifepoint Hospitals, Inc.*                    $    90,532
       2,002      Sunrise Senior Living, Inc.* (a)                   92,813
       1,900      Universal Health Services, Inc. (Class B)          84,550
                                                                -----------
                                                                $   267,895
                                                                -----------
                  Health Care Services - 3.3%
       1,700      Cerner Corp.* (a)                             $    90,389
       3,300      Lifeline Systems, Inc.*                            85,008
       1,425      Pediatrix Medical Group, Inc.*                     91,271
       5,025      Providence Service Corp.*                         105,374
       4,496      Parexel International Corp.*                       91,269
                                                                -----------
                                                                $   463,311
                                                                -----------
                  Health Care Supplies - 0.6%
       5,800      Merit Medical Systems, Inc.*                  $    88,624
                                                                -----------

50   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Company VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      Shares                                                    Value
                  Managed Health Care - 0.7%
       5,050      First Health Group Corp.*               $    94,486
                                                          -----------
                  Total Health Care Equipment &
                  Services                                $ 1,296,311
                                                          -----------
                  Pharmaceuticals & Biotechnology - 4.4%
                  Biotechnology - 3.0%
       4,925      Cubist Pharmaceuticals, Inc.*           $    58,263
       4,200      Connetics Corp.*                            102,018
      12,500      Indevus Pharmaceuticals, Inc.* (a)           74,500
       7,300      InterMune, Inc.*                             96,798
       8,600      Regeneron Pharmaceuticals, Inc.*             79,206
                                                          -----------
                                                          $   410,785
                                                          -----------
                  Pharmaceuticals - 1.4%
       4,100      Able Laboratories, Inc.*                $    93,275
       3,600      Bone Care International, Inc.*              100,260
                                                          -----------
                                                          $   193,535
                                                          -----------
                  Total Pharmaceuticals &
                  Biotechnology                           $   604,320
                                                          -----------
                  Banks - 10.6%
                  Diversified Banks - 1.4%
       4,800      Provident Financial Services, Inc.      $    92,976
       3,100      Trustmark Corp.                              96,317
                                                          -----------
                                                          $   189,293
                                                          -----------
                  Regional Banks - 7.3%
       3,700      BancorpSouth, Inc.                      $    90,169
       3,300      Community Bank System, Inc.                  93,225
       2,200      Chemical Financial Corp.                     94,424
       2,600      Central Pacific Financial Corp.*             94,042
       1,325      City National Corp.                          93,611
       2,200      First Community Bancorp                      93,940
       5,300      First Financial Bancorp                      92,750
       2,900      Greater Bay Bancorp                          80,852
       3,500      Irwin Financial Corp.                        99,365
       3,300      Oriental Financial Group, Inc.               93,423
       3,600      Susquehanna Bancshares, Inc.                 89,820
                                                          -----------
                                                          $ 1,015,621
                                                          -----------
                  Thrifts & Mortgage Finance - 1.9%
       2,300      BankUnited Financial Corp.*             $    73,485
       3,025      Commercial Federal Corp.                     89,873
       2,125      Webster Financial Corp.                     107,610
                                                          -----------
                                                          $   270,968
                                                          -----------
                  Total Banks                             $ 1,475,882
                                                          -----------
                  Diversified Financials - 2.8%
                  Consumer Finance - 0.7%
       3,800      Charter Municipal Mortgage
                  Acceptance Co.                          $    92,872
                                                          -----------

      Shares                                                    Value
                  Consumer Finance - 1.4%
       4,078      Advanta Corp. (Class B)                 $    98,973
      13,997      Rewards Network, Inc.* (a)                   97,979
                                                          -----------
                                                          $   196,952
                                                          -----------
                  Investment Banking & Brokerage - 0.7%
       6,078      Apollo Investment Corp.                 $    91,778
                                                          -----------
                  Total Diversified Financials            $   381,602
                                                          -----------
                  Insurance - 2.6%
                  Life & Health Insurance - 0.7%
       2,100      AmerUs Group Co.                        $    95,130
                                                          -----------
                  Property & Casualty Insurance - 1.9%
       4,600      Bristol West Holdings, Inc.             $    92,000
       2,500      Infinity Property & Casualty Corp.           88,000
       2,020      Selective Insurance Group, Inc.              89,365
                                                          -----------
                                                          $   269,365
                                                          -----------
                  Total Insurance                         $   364,495
                                                          -----------
                  Real Estate - 6.9%
                  Real Estate Investment Trusts - 6.9%
       8,500      Anworth Mortgage Asset Corp.            $    91,035
       3,100      Brandywine Realty Trust                      91,109
       4,577      BioMed Property Trust, Inc.                 101,655
       2,850      Capital Trust, Inc.                          87,524
       2,900      Cousins Properties, Inc.                     87,783
       2,800      Heritage Property Investment Trust           89,852
      10,000      MFA Mortgage Investments, Inc.               88,200
       2,800      Newcastle Investment Corp.                   88,984
       8,195      Provident Senior Living*                    131,120
       1,600      Redwood Trust, Inc.                          99,344
                                                          -----------
                                                          $   956,606
                                                          -----------
                  Total Real Estate                       $   956,606
                                                          -----------
                  Software & Services - 6.1%
                  Application Software - 3.4%
       3,700      Advent Software, Inc.*                  $    75,776
       3,500      Macrovision Corp.*                           90,020
      14,500      Parametric Technology Co.*                   85,405
       7,100      Valueclick, Inc.*                            94,643
       9,100      Wind River Systems*                         345,844
                                                          -----------
                                                          $   691,688
                                                          -----------
                  Data Processing & Outsourced Services - 0.7%
       5,700      The BISYS Group, Inc.*                  $    93,765
                                                          -----------
                  Home Entertainment Software - 0.7%
      12,375      Plato Learning, Inc.*                   $    92,194
                                                          -----------
                  Internet Software & Services - 0.6%
       7,000      Earthlink, Inc.*                        $    80,640
                                                          -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Company VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                        Value
                  Systems Software - 0.7%
       8,875      Borland Software Corp.*                     $   103,660
                                                              -----------
                  Total Software & Services                   $ 1,061,947
                                                              -----------
                  Technology, Hardware & Equipment - 5.9%
                  Networking Equipment - 0.6%
      13,900      Extreme Networks, Inc.*                     $    91,045
                                                              -----------
                  Communications Equipment - 2.7%
      15,100      Arris Group, Inc.*                          $   106,304
       4,800      CommScope, Inc.*                                 90,720
       5,200      SeaChange International, Inc.* (a)               90,688
       8,500      Symmetricom, Inc.*                               82,535
                                                              -----------
                                                              $   370,247
                                                              -----------
                  Computer Storage & Peripherals - 1.2%
       3,500      Intergraph Corp.*                           $    94,255
       4,000      Novatel Wireless, Inc.* (a)                      77,520
                                                              -----------
                                                              $   171,775
                                                              -----------
                  Electronic Equipment & Instruments - 0.7%
      12,400      Identix, Inc.*                              $    91,512
                                                              -----------
                  Electronic Manufacturing Services - 0.7%
       7,800      TTM Technologies, Inc.*                     $    92,040
                                                              -----------
                  Total Technology, Hardware &
                  Equipment                                   $   816,619
                                                              -----------
                  Semiconductors - 2.8%
                  Semiconductor Equipment - 1.4%
      11,900      Axcelis Technologies, Inc.*                 $    96,747
       5,246      Photronics, Inc.*                                86,559
         500      PortalPlayer, Inc.*                              12,340
                                                              -----------
                                                              $   195,646
                                                              -----------
                  Semiconductors - 1.4%
      10,100      MIPS Technologies, Inc.*                    $    99,485
      20,800      SGC Holding Corp.*                               94,432
                                                              -----------
                                                              $   193,917
                                                              -----------
                  Total Semiconductors                        $   389,563
                                                              -----------
                  Telecommunication Services - 1.9%
                  Integrated Telecommunication Services - 1.3%
       7,575      Aeroflex, Inc.*                             $    91,809
       6,959      CT Communications, Inc.                          85,596
                                                              -----------
                                                              $   177,405
                                                              -----------
                  Wireless Telecom Services - 0.6%
       9,375      Boston Communications Group, Inc.*          $    86,625
                                                              -----------
                  Total Telecommunication Services            $   264,030
                                                              -----------

      Shares                                                        Value
                  Utilities - 1.8%
                  Electric Utilities - 0.5%
       1,400      CH Energy Group, Inc.                       $    67,270
                                                              -----------
                  Gas Utilities - 1.3%
       2,500      Atmos Energy Corp.                          $    68,375
       2,750      People's Energy Corp.                           120,857
                                                              -----------
                                                              $   189,232
                                                              -----------
                  Total Utilities                             $   256,502
                                                              -----------
                  TOTAL COMMON STOCKS
                  (Cost $12,760,997)                          $13,658,246
                                                              ===========
                  WARRANTS - 0.0%
                  Energy - 0.0%
                  Oil & Gas Exploration & Production - 0.0%
       1,850      Arena Resources Warrants EXP 8/9/08*        $     5,411
                                                              -----------
                  TOTAL WARRANTS
                  (Cost $1,885)                               $     5,411
                                                              -----------
                  TEMPORARY CASH INVESTMENT - 4.2%
                  Security Lending Collateral - 4.2%
     579,352      Securities Lending Investment Fund,
                   2.18%                                      $   579,352
                                                              -----------
                  TOTAL TEMPORARY CASH
                  INVESTMENT
                  (Cost $579,352)                             $   579,352
                                                              -----------
                  TOTAL INVESTMENTS IN
                  SECURITIES - 102.6%
                  (Cost $13,342,234)                          $14,243,009
                                                              -----------
                  OTHER ASSETS
                  AND LIABILITIES - (2.6)%                    $  (372,893)
                                                              -----------
                  TOTAL NET ASSETS - 100.0%                   $13,870,116
                                                              ===========

*       Non-income producing security
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2004, the value of these securities amounted to $46,861 or 0.3% of net assets.
(a)     At December 31, 2004, the following securities were out on loan:

        Shares     Security                            Market Value
         1,615      Cerner Corp.*                      $ 85,870
         2,779      Forest Oil Corp.*                    88,150
        11,875      Indevus Pharmaceuticals, Inc.*       70,775
         3,800      Novatel Wireless, Inc.*              73,644
         6,935      Orbital Sciences Corp.*              82,041
           791      Rewards Network, Inc.*                5,537
         3,990      SeaChange International, Inc.*       69,586
         1,759      Sunrise Senior Living, Inc.*         81,546
                                                       --------
                    Total                              $557,149
                                                       ========

52  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

     Shares                                                      Value
                  COMMON STOCKS - 99.8%
                  Energy - 5.9%
                  Integrated Oil & Gas - 0.9%
      7,700       BP Amoco Plc (A.D.R.)                   $    449,680
    129,540       Occidental Petroleum Corp.                 7,559,954
                                                          ------------
                                                          $  8,009,634
                                                          ------------
                  Oil & Gas Drilling - 2.8%
    175,915       ENSCO International, Inc.               $  5,583,542
    111,530       Nabors Industries, Inc.*                   5,720,374
     30,000       Pride International, Inc*                    616,200
    141,630       Transocean Offshore, Inc.*                 6,003,696
    102,035       Weatherford International, Inc.*           5,234,396
                                                          ------------
                                                          $ 23,158,208
                                                          ------------
                  Oil & Gas Exploration & Production - 2.0%
     14,200       Apache Corp.                            $    718,094
     11,700       Anadarko Petroleum Corp.                     758,277
    185,022       Devon Energy Corp.                         7,201,056
    203,585       Pioneer Natural Resources Co.              7,145,834
     19,300       XTO Energy, Inc.                             682,834
                                                          ------------
                                                          $ 16,506,095
                                                          ------------
                  Oil & Gas Refining Marketing &
                  Transportation - 0.3%
     27,385       Sun Co., Inc.                           $  2,237,628
                                                          ------------
                  Total Energy                            $ 49,911,565
                                                          ------------
                  Materials - 8.6%
                  Commodity Chemicals - 1.2%
    171,545       Air Products & Chemicals, Inc.          $  9,944,464
                                                          ------------
                  Diversified Chemical - 1.6%
      7,200       Olin Corp.                              $    158,544
    197,420       PPG Industries, Inc.                      13,456,147
                                                          ------------
                                                          $ 13,614,691
                                                          ------------
                  Diversified Metals & Mining - 1.8%
    141,700       Freeport-McMoRan Copper & Gold, Inc.
                  (Class B)                               $  5,417,191
    100,785       Phelps Dodge Corp.                         9,969,652
                                                          ------------
                                                          $ 15,386,843
                                                          ------------
                  Metal & Glass Containers - 1.6%
    305,720       Ball Corp.                              $ 13,445,566
                                                          ------------
                  Paper Products - 2.3%
    278,467       Flowserve Corp.*                        $  7,668,981
    351,900       Meadwestvaco Corp.                        11,925,891
                                                          ------------
                                                          $ 19,594,872
                                                          ------------
                  Specialty Chemicals - 0.1%
     16,500       Ecolab, Inc.                            $    579,645
                                                          ------------
                  Total Materials                         $ 72,566,081
                                                          ------------


     Shares                                                      Value
                  Capital Goods - 5.2%
                  Aerospace & Defense - 1.0%
     11,800       Northrop Grumman Corp.                  $    641,448
    166,500       United Defense Industries, Inc.*           7,867,125
                                                          ------------
                                                          $  8,508,573
                                                          ------------
                  Construction, Farm Machinery &
                  Heavy Trucks - 0.1%
     13,100       Terex Corp.*                            $    624,215
                                                          ------------
                  Electrical Component & Equipment - 1.3%
    627,890       Symbol Technologies, Inc.               $ 10,862,497
                                                          ------------
                  Industrial Conglomerates - 2.8%
    259,780       American Standard Co., Inc.*            $ 10,734,110
    148,520       ITT Industries, Inc.                      12,542,514
                                                          ------------
                                                          $ 23,276,624
                                                          ------------
                  Total Capital Goods                     $ 43,271,909
                                                          ------------
                  Commercial Services & Supplies - 4.3%
                  Commercial Printing - 1.4%
    344,740       R.R. Donnelly & Sons Co.                $ 12,165,875
                                                          ------------
                  Diversified Commercial Services - 1.3%
     26,700       FTI Consulting, Inc.*                   $    562,569
    209,010       H & R Block, Inc.                         10,241,490
                                                          ------------
                                                          $ 10,804,059
                                                          ------------
                  Environmental Services - 1.6%
    396,435       Republic Services, Inc.                 $ 13,296,430
                                                          ------------
                  Total Commercial Services &
                  Supplies                                $ 36,266,364
                                                          ------------
                  Transportation - 1.7%
                  Air Freight & Couriers - 0.1%
      9,600       Expeditors International of
                  Washington, Inc.                        $    536,448
                                                          ------------
                  Airlines - 0.6%
    294,810       Southwest Airlines Co.                  $  4,799,507
                                                          ------------
                  Railroads - 1.0%
    139,920       Canadian National Railway Co.           $  8,570,100
                                                          ------------
                  Total Transportation                    $ 13,906,055
                                                          ------------
                  Automobiles & Components - 0.1%
                  Automobile Manufacturers - 0.1%
     19,300       Monaco Coach Corp.                      $    397,001
      8,800       PACCAR, Inc.                                 708,224
                                                          ------------
                                                          $  1,105,225
                                                          ------------
                  Total Automobiles & Components          $  1,105,225
                                                          ------------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                          Value
                  Consumer Durables & Apparel - 4.5%
                  Apparel, Accessories & Luxury Goods - 0.3%
   99,391         The Limited Brands, Inc.                  $  2,287,981
                                                            ------------
                  Housewares & Specialties - 0.8%
   31,700         Leggett & Platt, Inc.                     $    901,231
  174,600         Yankee Candle Co.*                           5,793,228
                                                            ------------
                                                            $  6,694,459
                                                            ------------
                  Leisure Products - 2.2%
  940,930         Mattel, Inc.                              $ 18,338,726
                                                            ------------
                  Photographic Products - 1.2%
  316,300         Eastman Kodak Co. (a)                     $ 10,200,675
                                                            ------------
                  Total Consumer Durables & Apparel         $ 37,521,841
                                                            ------------
                  Hotels, Restaurants & Leisure - 1.7%
                  Hotels, Resorts & Cruise Lines - 0.1%
   27,600         Ambassadors Group, Inc.                   $    982,836
                                                            ------------
                  Restaurants - 1.6%
  333,400         Ruby Tuesday, Inc.                        $  8,695,072
   91,905         Tricon Global Restaurants, Inc.              4,336,078
                                                            ------------
                                                            $ 13,031,150
                                                            ------------
                  Total Hotels, Restaurants & Leisure       $ 14,013,986
                                                            ------------
                  Media - 3.7%
                  Advertising - 1.7%
1,066,400         The Interpublic Group of Co., Inc.*       $ 14,289,760
                                                            ------------
                  Broadcasting & Cable TV - 1.2%
  275,200         Entercom Communications Corp.*            $  9,876,928
                                                            ------------
                  Movies & Entertainment - 0.8%
  315,360         Regal Entertainment Group (a)             $  6,543,720
   16,900         Viacom, Inc. (Class B)                         614,991
                                                            ------------
                                                            $  7,158,711
                                                            ------------
                  Total Media                               $ 31,325,399
                                                            ------------
                  Retailing - 9.6%
                  Apparel Retail - 1.1%
  221,900         Liz Claiborne, Inc.                       $  9,366,399
                                                            ------------
                  Department Stores - 0.7%
  150,300         J.C. Penney Co., Inc.                     $  6,222,420
                                                            ------------
                  General Merchandise Stores - 0.8%
  265,100         American Greetings Corp. (a)              $  6,720,285
                                                            ------------
                  Internet Retail - 1.4%
  418,500         InterActive Corp.*                        $ 11,558,970
                                                            ------------


   Shares                                                          Value
                  Specialty Stores - 5.6%
  984,000         Blockbuster, Inc. (a)                     $  9,387,360
  793,230         Foot Locker, Inc.                           21,361,684
  210,700         Tiffany & Co.                                6,736,079
  471,700         Toys "R" Us, Inc.*                           9,655,699
                                                            ------------
                                                            $ 47,140,822
                                                            ------------
                  Total Retailing                           $ 81,008,896
                                                            ------------
                  Food & Drug Retailing - 7.6%
                  Drug Retail - 1.3%
  233,170         CVS Corp.                                 $ 10,508,972
                                                            ------------
                  Food Distributors - 1.3%
    9,800         Amerisourcebergen Corp.                   $    575,064
  322,700         McKesson HBOC, Inc.                         10,152,142
   21,900         Performance Food Group Co.*                    589,329
                                                            ------------
                                                            $ 11,316,535
                                                            ------------
                  Food Retail - 3.4%
  284,790         ConAgra, Inc.                             $  8,387,066
  111,818         Dean Foods Co.*                              3,684,403
   62,000         Kroger Co.*                                  1,087,480
  770,100         Safeway, Inc.                               15,201,774
                                                            ------------
                                                            $ 28,360,723
                                                            ------------
                  Hypermarkets & Supercenters - 1.6%
  447,870         BJ'S Wholesale Club, Inc.* (a)            $ 13,046,453
   13,000         Costco Wholesale Corp.                         629,330
                                                            ------------
                                                            $ 13,675,783
                                                            ------------
                  Total Food & Drug Retailing               $ 63,862,013
                                                            ------------
                  Food, Beverage & Tobacco - 0.1%
                  Soft Drinks - 0.1%
   13,600         PepsiCo, Inc.                             $    709,920
                                                            ------------
                  Total Food, Beverage & Tobacco            $    709,920
                                                            ------------
                  Health Care Equipment & Services - 6.5%
                  Health Care Distributors - 0.8%
  147,700         Par Pharmaceutical Co., Inc.*             $  6,111,826
   21,200         Wyeth                                          902,908
                                                            ------------
                                                            $  7,014,734
                                                            ------------
                  Health Care Facilities - 3.0%
  971,100         Tenet Healthcare Corp.*                   $ 10,662,678
  397,360         Triad Hospitals, Inc.*                      14,785,766
                                                            ------------
                                                            $ 25,448,444
                                                            ------------
                  Health Care Services - 0.8%
   17,200         Accredo Health, Inc.*                     $    476,784
  111,330         Laboratory Corp. of America Holdings*        5,546,461
   23,200         Ims Health, Inc.                               538,472
                                                            ------------
                                                            $  6,561,717
                                                            ------------

54    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

      Shares                                                       Value
                  Health Care Supplies - 0.1%
      11,200      Cooper Co., Inc.                          $    790,608
                                                            ------------
                  Managed Health Care - 1.8%
     180,400      CIGNA Corp.                               $ 14,715,228
                                                            ------------
                  Total Health Care Equipment &
                  Services                                  $ 54,530,731
                                                            ------------
                  Pharmaceuticals & Biotechnology - 2.0%
                  Pharmaceuticals - 2.0%
     648,200      IVAX Corp.* (a)                           $ 10,254,524
     356,100      Mylan Laboratories, Inc. (a)                 6,295,848
      23,900      Pfizer, Inc.                                   642,671
                                                            ------------
                                                            $ 17,193,043
                                                            ------------
                  Total Pharmaceuticals &
                  Biotechnology                             $ 17,193,043
                                                            ------------
                  Banks - 7.1%
                  Diversified Banks - 0.0%
      10,200      U.S. Bancorp                              $    319,464
                                                            ------------
                  Regional Banks - 4.7%
     120,600      City National Corp.                       $  8,520,390
     175,830      KeyCorp                                      5,960,637
     184,865      Marshall & Ilsley Corp.                      8,171,033
     264,456      North Fork Bancorporation, Inc.              7,629,556
      28,852      Washington Banking Co.                         523,664
      36,000      West Coast Bancorp Oregon                      914,760
     120,200      Zions Bancorporation                         8,177,206
                                                            ------------
                                                            $ 39,897,246
                                                            ------------
                  Thrifts & Mortgage Finance - 2.4%
     145,098      Countrywide Financial Corp.               $  5,370,077
     323,160      The PMI Group, Inc.                         13,491,930
      21,500      Washington Mutual, Inc.                        909,020
                                                            ------------
                                                            $ 19,771,027
                                                            ------------
                  Total Banks                               $ 59,987,737
                                                            ------------
                  Diversified Financials - 6.6%
                  Consumer Finance - 1.4%
      18,414      White Mountains Insurance Group, Ltd.     $ 11,895,444
                                                            ------------
                  Asset Management & Custody Banks - 1.2%
     314,990      Federated Investors, Inc.                 $  9,575,696
      23,600      Waddell & Reed Financial, Inc.                 563,804
                                                            ------------
                                                            $ 10,139,500
                                                            ------------
                  Consumer Finance - 1.7%
      29,000      MBNA Corp.                                $    817,510
     832,100      Providian Financial Corp.*                  13,704,687
                                                            ------------
                                                            $ 14,522,197
                                                            ------------

      Shares                                                       Value
                  Investment Banking & Brokerage - 2.3%
     322,000      A.G. Edwards, Inc.                        $ 13,913,620
     248,150      Investment Technology Group, Inc.*           4,963,000
                                                            ------------
                                                            $ 18,876,620
                                                            ------------
                  Total Diversified Financials              $ 55,433,761
                                                            ------------
                  Insurance - 6.4%
                  Insurance Brokers - 2.3%
     278,410      Platinum Underwriter Holdings, Ltd.       $  8,658,551
     259,540      Willis Group Holdings, Ltd. (a)             10,685,262
                                                            ------------
                                                            $ 19,343,813
                                                            ------------
                  Life & Health Insurance - 2.0%
     111,030      Jefferson - Pilot Corp.                   $  5,769,119
       6,900      Stancorp Financial Group, Inc.                 569,250
     554,700      UNUM Corp. (a)                               9,951,318
                                                            ------------
                                                            $ 16,289,687
                                                            ------------
                  Property & Casualty Insurance - 2.1%
      64,905      Ambac Financial Group, Inc.               $  5,330,648
     238,000      Safeco Corp.                                12,433,120
                                                            ------------
                                                            $ 17,763,768
                                                            ------------
                  Total Insurance                           $ 53,397,268
                                                            ------------
                  Software & Services - 4.4%
                  Application Software - 1.6%
      71,100      Captaris, Inc.*                           $    366,876
      14,600      Intuit, Inc.*                                  642,546
      18,200      Microsoft Corp.                                486,122
     407,100      Veritas Software Corp.*                     11,622,705
                                                            ------------
                                                            $ 13,118,249
                                                            ------------
                  Data Processing & Outsourced Services - 2.7%
     584,730      The BISYS Group, Inc.*                    $  9,618,809
      14,800      Fiserv, Inc.*                                  594,812
     437,829      SunGard Data Systems, Inc.*                 12,403,696
                                                            ------------
                                                            $ 22,617,317
                                                            ------------
                  Systems Software - 0.1%
      19,020      Netiq Corp.*                              $    232,234
      36,000      WatchGuard Technologies, Inc.*                 159,480
                                                            ------------
                                                            $    391,714
                                                            ------------
                  Total Software & Services                 $ 36,127,280
                                                            ------------
                  Technology, Hardware & Equipment - 8.0%
                  Communications Equipment - 2.0%
     356,600      Century Telephone Enterprises, Inc.       $ 12,648,602
     480,221      Tellabs, Inc.*                               4,125,098
                                                            ------------
                                                            $ 16,773,700
                                                            ------------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                        Value
              Computer Hardware - 0.6%
  76,360      NCR Corp.*                                 $  5,286,403
                                                         ------------
              Computer Storage & Peripherals - 3.1%
 275,600      Imation Corp.                              $  8,772,348
 277,500      Sandisk Corp.*                                6,929,174
 333,900      Storage Technology Corp.*                    10,554,579
                                                         ------------
                                                         $ 26,256,101
                                                         ------------
              Electronic Equipment & Instruments - 1.1%
 123,980      W.W. Grainger, Inc.                        $  8,259,548
  28,000      Ingram Micro, Inc.*                             582,400
                                                         ------------
                                                         $  8,841,948
                                                         ------------
              Technology Distributors - 1.2%
 150,320      Fisher Scientific International, Inc.*     $  9,376,962
  19,600      Tektronix, Inc.                                 592,115
                                                         ------------
                                                         $  9,969,077
                                                         ------------
              Total Technology, Hardware &
              Equipment                                  $ 67,127,229
                                                         ------------
              Semiconductors - 0.2%
              Semiconductor Equipment - 0.0%
  24,500      FEI Co.*                                   $    514,500
                                                         ------------
              Semiconductors - 0.2%
  36,300      Intel Corp.                                $    849,057
  36,700      Micron Technology, Inc.*                        453,245
  50,400      Triquint Semiconductor, Inc.*                   224,280
                                                         ------------
                                                         $  1,526,582
                                                         ------------
              Total Semiconductors                       $  2,041,082
                                                         ------------
              Telecommunication Services - 0.1%
              Integrated Telecommunication Services - 0.1%
  20,600      SBC Communications, Inc.                   $    530,862
  14,700      Verizon Communications, Inc.                    595,498
                                                         ------------
                                                         $  1,126,360
                                                         ------------
              Total Telecommunication Services           $  1,126,360
                                                         ------------
              Utilities - 5.5%
              Electric Utilities - 4.1%
  45,800      Avista Corp.                               $    809,286
 168,475      Constellation Energy Group                    7,364,041
 131,915      Entergy Corp.                                 8,916,137
 122,500      NSTAR                                         6,649,300
 322,500      PG&E Corp.*                                  10,732,800
                                                         ------------
                                                         $ 34,471,564
                                                         ------------
              Multi-Utilities & Unregulated Power - 1.4%
 836,100      Reliant Energy* (a)                        $ 11,412,762
                                                         ------------
              Total Utilities                            $ 45,884,323
                                                         ------------
              TOTAL COMMON STOCKS
              (Cost $694,162,506)                        $838,318,071
                                                         ------------

   Principal
      Amount                                                       Value
                     TEMPORARY CASH INVESTMENTS - 8.9%
                     Repurchase Agreement - 0.9%
$7,500,000           UBS Warburg, Inc., 1.00%,
                     dated 12/31/04, repurchase price of
                     $7,500,000 plus accrued interest on
                     1/3/05 collateralized by $7,133,000
                     U.S. Treasury Bill, 6.5%, 10/15/2006    $  7,500,000
                                                             ------------
      Shares
                     Security Lending Collateral - 8.0%
67,222,325           Securities Lending
                     Investment Fund, 2.18%                  $ 67,222,325
                                                             ------------
                     TOTAL TEMPORARY CASH
                     INVESTMENTS
                     (Cost $74,722,325)                      $ 74,722,325
                                                             ------------
                     TOTAL INVESTMENTS IN
                     SECURITIES - 108.7%
                     (Cost $768,884,831)                     $913,040,396
                                                             ------------
                     OTHER ASSETS
                     AND LIABILITIES - (8.7%)                $(73,064,457)
                                                             ------------
                     TOTAL NET ASSETS - 100.0%               $839,975,936
                                                            =============

(A.D.R.) American Depositary Receipt
*        Non-income producing security
(a)      At December 31, 2004, the following securities were out on loan:

         Shares Security                       Market Value
         261,495   American Greetings Corp.      $ 6,628,898
         386,336   BJ'S Wholesale Club, Inc.*     11,253,968
         775,700   Blockbuster, Inc.               7,400,178
         100,000   Eastman Kodak Co.               3,225,000
         122,760   IVAX Corp.*                     1,942,063
         338,295   Mylan Laboratories, Inc.        5,981,056
         294,557   Regal Entertainment Group       6,112,058
         214,400   Reliant Energy*                 2,926,560
         521,740   UNUM Corp.                      9,360,016
         245,613   Willis Group Holdings, Ltd.    10,111,886
                                                 -----------
                   Total                         $64,941,683
                                                 ===========

56  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

      Shares                                                      Value
                  COMMON STOCKS - 99.5%
                  Energy - 1.5%
                  Integrated Oil & Gas - 0.9%
       6,100      Occidental Petroleum Corp.                $   355,996
                                                            -----------
                  Oil & Gas Refining Marketing &
                  Transportation - 0.6%
       9,700      Repsol SA (A.D.R.)                        $   253,170
                                                            -----------
                  Total Energy                              $   609,166
                                                            -----------
                  Materials - 4.4%
                  Diversified Metals & Mining - 4.4%
      27,100      Freeport-McMoRan Copper & Gold, Inc.
                  (Class B)                                 $ 1,036,033
       7,300      Phelps Dodge Corp.                            722,116
                                                            -----------
                                                            $ 1,758,149
                                                            -----------
                  Total Materials                           $ 1,758,149
                                                            -----------
                  Capital Goods - 9.0%
                  Industrial Conglomerates - 6.6%
      12,200      American Standard Co., Inc.*              $   504,104
       5,700      Illinois Tool Works, Inc.                     528,276
       6,400      Johnson Controls, Inc.                        406,016
      20,200      Tyco International, Ltd.                      721,948
       4,700      United Technologies Corp.                     485,745
                                                            -----------
                                                            $ 2,646,089
                                                            -----------
                  Industrial Machinery - 2.4%
      12,800      Deere & Co.                               $   952,320
                                                            -----------
                  Total Capital Goods                       $ 3,598,409
                                                            -----------
                  Commercial Services & Supplies - 1.8%
                  Diversified Commercial Services - 0.8%
       1,300      Apollo Group, Inc.*                       $   104,923
       3,300      The Dun & Bradstreet Corp.*                   196,845
                                                            -----------
                                                            $   301,768
                                                            -----------
                  Office Services & Supplies - 1.0%
       7,700      Canon, Inc. (A.D.R.)                      $   417,802
                                                            -----------
                  Total Commercial Services &
                  Supplies                                  $   719,570
                                                            -----------
                  Consumer Durables & Apparel - 1.4%
                  Apparel, Accessories & Luxury Goods - 1.4%
      22,500      TJX Companies, Inc.                       $   565,425
                                                            -----------
                  Total Consumer Durables & Apparel         $   565,425
                                                            -----------

      Shares                                                      Value
                  Hotels, Restaurants & Leisure - 1.9%
                  Restaurants - 1.9%
       9,400      Ruby Tuesday, Inc.                        $   245,152
      10,600      Tricon Global Restaurants, Inc.               500,108
                                                            -----------
                                                            $   745,260
                                                            -----------
                  Total Hotels, Restaurants & Leisure       $   745,260
                                                            -----------
                  Media - 3.7%
                  Broadcasting & Cable Television - 1.8%
      65,800      Liberty Media Corp.*                      $   722,484
                                                            -----------
                  Movies & Entertainment - 1.9%
      27,000      The Walt Disney Co.                       $   750,600
                                                            -----------
                  Total Media                               $ 1,473,084
                                                            -----------
                  Retailing - 3.8%
                  Apparel Retail - 0.7%
       6,800      Liz Claiborne, Inc.                       $   287,028
                                                            -----------
                  Computer & Electronics Retail - 1.1%
       7,500      Best Buy Co., Inc.                        $   445,650
                                                            -----------
                  Home Improvement Retail - 2.0%
      13,500      Lowe's Co., Inc.                          $   777,465
                                                            -----------
                  Total Retailing                           $ 1,510,143
                                                            -----------
                  Food & Drug Retailing - 2.4%
                  Food Distributors - 2.4%
      16,300      Cardinal Health, Inc.                     $   947,845
                                                            -----------
                  Total Food & Drug Retailing               $   947,845
                                                            -----------
                  Food, Beverage & Tobacco - 6.7%
                  Soft Drinks - 4.2%
       9,500      Fomento Economico Mexicano SA de C.V.     $   499,795
      22,800      PepsiCo, Inc.                               1,190,160
                                                            -----------
                                                            $ 1,689,955
                                                            -----------
                  Tobacco - 2.5%
      16,200      Altria Group, Inc.                        $   989,820
                                                            -----------
                  Total Food, Beverage & Tobacco            $ 2,679,775
                                                            -----------
                  Household & Personal Products - 4.3%
                  Household Products - 2.5%
      18,300      Procter & Gamble Co.                      $ 1,007,964
                                                            -----------
                  Personal Products - 1.8%
      18,000      Avon Products, Inc.                       $   696,600
                                                            -----------
                  Total Household & Personal
                  Products                                  $ 1,704,564
                                                            -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                         Value
                  Health Care Equipment & Services - 6.8%
                  Health Care Distributors - 1.9%
      29,800      Bristol-Myers Squibb Co.                     $   763,476
                                                               -----------
                  Health Care Equipment - 3.1%
      11,800      AstraZeneca Plc (A.D.R.)                     $   429,402
      11,600      Guidant Corp.                                    836,360
                                                               -----------
                                                               $ 1,265,762
                                                               -----------
                  Health Care Facilities - 0.8%
       7,900      HCA, Inc.                                    $   315,684
                                                               -----------
                  Health Care Supplies - 1.0%
       7,500      Smith & Nephew Plc (A.D.R.)                  $   388,200
                                                               -----------
                  Total Health Care Equipment &
                  Services                                     $ 2,733,122
                                                               -----------
                  Pharmaceuticals & Biotechnology - 14.1%
                  Biotechnology - 5.0%
      18,558      Amgen, Inc.*                                 $ 1,190,496
      14,000      Gilead Sciences, Inc.*                           489,860
       6,800      ImClone Systems, Inc.*                           313,344
                                                               -----------
                                                               $ 1,993,700
                                                               -----------
                  Pharmaceuticals - 9.1%
      17,900      IVAX Corp.*                                  $   283,178
      32,200      Merck & Co., Inc.                              1,034,908
      59,900      Pfizer, Inc.                                   1,610,711
      35,100      Schering-Plough Corp.                            732,888
                                                               -----------
                                                               $ 3,661,685
                                                               -----------
                  Total Pharmaceuticals &
                  Biotechnology                                $ 5,655,385
                                                               -----------
                  Banks - 1.3%
                  Diversified Banks - 1.3%
       5,100      Bank of America Corp.                        $   239,649
       5,100      Wachovia Corp.                                   268,260
                                                               -----------
                                                               $   507,909
                                                               -----------
                  Total Banks                                  $   507,909
                                                               -----------
                  Diversified Financials - 3.7%
                  Consumer Finance - 1.2%
      16,700      MBNA Corp.                                   $   470,773
                                                               -----------
                  Other Diversified Finance Services - 2.5%
      21,100      Citigroup, Inc.                              $ 1,016,598
                                                               -----------
                  Total Diversified Financials                 $ 1,487,371
                                                               -----------
                  Insurance - 5.9%
                  Life & Health Insurance - 1.5%
      14,800      Aflac, Inc.                                  $   589,632
                                                               -----------

      Shares                                                         Value
                  Multi-Line Insurance - 3.5%
      21,600      American International Group, Inc.           $ 1,418,472
                                                               -----------
                  Property & Casualty Insurance - 0.9%
       7,900      ACE, Ltd.                                    $   337,725
                                                               -----------
                  Total Insurance                              $ 2,345,829
                                                               -----------
                  Software & Services - 9.1%
                  Application Software - 5.9%
      74,000      Microsoft Corp.                              $ 1,976,540
      15,500      Macrovision Corp.*                               398,660
                                                               -----------
                                                               $ 2,375,200
                                                               -----------
                  Home Entertainment Software - 1.2%
      13,400      Take-Two Interactive Software, Inc.* (a)     $   466,186
                                                               -----------
                  IT Consulting & Other Services - 2.0%
      29,900      Accenture, Ltd.*                             $   807,300
                                                               -----------
                  Total Software & Services                    $ 3,648,686
                                                               -----------
                  Technology Hardware & Equipment - 12.1%
                  Communications Equipment - 1.6%
      37,400      Avaya, Inc.*                                 $   643,280
                                                               -----------
                  Computer Hardware - 4.1%
       5,700      Diebold, Inc.                                $   317,661
       9,300      Dell, Inc.*                                      391,902
      45,200      Hewlett-Packard Co.                              947,844
                                                               -----------
                                                               $ 1,657,407
                                                               -----------
                  Computer Storage & Peripherals - 3.5%
      55,300      Sandisk Corp.*                               $ 1,380,841
                                                               -----------
                  Electronic Equipment & Instruments - 2.9%
       5,300      Samsung Electronics                          $ 1,160,700
                                                               -----------
                  Total Technology Hardware &
                  Equipment                                    $ 4,842,228
                                                               -----------
                  Semiconductors - 3.1%
      42,900      Taiwan Semiconductor
                  Manufacturing Co. (A.D.R.)                   $   364,221
      36,000      Texas Instruments, Inc.                          886,320
                                                               -----------
                                                               $ 1,250,541
                                                               -----------
                  Total Semiconductors                         $ 1,250,541
                                                               -----------
                  Telecommunication Services - 2.5%
                  Wireless Telecommunication Services - 2.5%
      36,400      Vodafone Group Plc (A.D.R.)                  $   996,632
                                                               -----------
                  Total Telecommunication Services             $   996,632
                                                               -----------
                  TOTAL COMMON STOCKS
                  (Cost $36,802,330)                           $39,779,093
                                                               -----------

58   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Shares                                                      Value
              TEMPORARY CASH INVESTMENT - 1.0%
              Security Lending Collateral - 1.0%
  413,820     Securities Lending Investment Fund,
              2.18%                                      $   413,820
                                                         -----------
              TOTAL TEMPORARY CASH
              INVESTMENT
              (Cost $413,820)                            $   413,820
                                                         -----------
              TOTAL INVESTMENTS IN
              SECURITIES - 100.4%
              (Cost $37,216,150)                         $40,192,913
                                                         -----------
              OTHER ASSETS
              AND LIABILITIES - (0.4)%                   $  (143,560)
                                                         -----------
              TOTAL NET ASSETS - 100.0%                  $40,049,353
                                                         ===========

(A.D.R.) American Depositary Receipt
*        Non-income producing security
(a)      At December 31, 2004, the following securities were out on loan:


         Shares     Security                         Market Value
         11,495     Take-Two Interactive Software,
                    Inc.*                             $ 399,911
                                                      ---------
                    Total                             $ 399,911
                                                      =========

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

      Shares                                                      Value
                  COMMON STOCKS - 97.7%
                  Hotels, Restaurants & Leisure - 5.4%
                  Hotels, Resorts & Cruise Lines - 5.4%
      93,500      Hilton Hotels Corp.                       $ 2,126,190
      54,000      Starwood Hotels & Resorts                   3,153,600
                                                            ------------
                                                            $ 5,279,790
                                                            ------------
                  Total Hotels, Restaurants & Leisure       $ 5,279,790
                                                            ------------
                  Diversified Financials - 3.3%
                  Diversified Financial Services - 3.3%
      86,000      Brookfield Properties Corp. (a)           $ 3,216,400
                                                            ------------
                  Total Diversified Financials              $ 3,216,400
                                                            ------------
                  Real Estate - 89.1%
                  Real Estate Management & Development - 4.5%
     131,500      Catellus Development Corp.                $ 4,023,900
      27,500      Kite Realty Group Trust                       420,200
                                                            ------------
                                                            $ 4,444,100
                                                            ------------
                  Real Estate Investment Trusts - 84.6%
      38,000      Apartment Investment & Management Co.     $ 1,464,520
      46,200      AMB Property Corp.                          1,866,018
      40,000      Arden Realty Group, Inc.                    1,508,800
     102,000      Archstone Communities Trust                 3,906,600
      61,500      AvalonBay Communities, Inc.                 4,630,950
      20,500      BioMed Property Trust, Inc.                   455,305
      75,500      Boston Properties, Inc.                     4,882,585
       6,200      Capital Automotive                            220,255
      44,600      Camden Property Trust                       2,274,600
      21,000      Corporate Office Properties                   616,350
      19,000      Carramerica Realty Corp.                      627,000
      74,000      Developers Diversifies Realty Corp.         3,283,380
      53,000      Duke Realty Investments, Inc.               1,809,420
      11,300      Equity Lifestyle Properties, Inc.             403,975
      86,000      Equity Office Properties Trust              2,504,320
     116,000      Equity Residential Property Trust (a)       4,196,880
      12,100      First Potomac Realty Trust                    275,880
      38,000      Federal Realty Investment Trust             1,962,700
      74,500      General Growth Properties, Inc.             2,693,920
      51,000      Highwoods Properties, Inc.                  1,412,700
     196,800      Host Marriott Corp.                         3,404,640
      14,500      Hospitality Properties Trust                  667,000
       9,000      Healthcare Realty Trust, Inc.                 366,300
      24,500      iStar Financial, Inc.                       1,108,870
      16,500      Kimco Realty Corp.                            956,835

      Shares                                                      Value
      12,000      Kilroy Realty Corp.                       $   513,000
      82,000      Liberty Property Trust                      3,542,400
      30,900      The Macerich Co.                            1,940,520
      90,900      ProLogis Trust                              3,938,697
      30,800      Pan Pacific Retail Properties, Inc.         1,931,160
      41,000      Prentiss Properties Trust                   1,566,200
      44,000      Public Storage, Inc.                        2,453,000
      25,000      PS Business Parks, Inc.                     1,127,500
      53,600      Regency Centers Corp.                       2,969,440
      10,800      Spirit Finance Corp.* (a)                     136,620
      30,500      Shurgard Storage Centers, Inc.              1,342,305
      24,700      Strategic Hotel Capital, Inc.                 407,550
      97,800      Simon DeBartolo Group, Inc.                 6,324,726
      63,400      Taubman Centers, Inc.                       1,898,830
      70,400      Trizec Properties Inc.                      1,331,968
      57,000      United Dominion Realty Trust                1,413,600
      36,500      Vornado Realty Trust (a)                    2,778,745
                                                            ------------
                                                            $83,116,064
                                                            ------------
                  Total Real Estate                         $87,560,164
                                                            ------------
                  TOTAL COMMON STOCKS
                  (Cost $63,722,198)                        $96,056,354
                                                            ------------
                  TEMPORARY CASH INVESTMENT - 8.4%
                  Security Lending Collateral - 8.4%
   8,225,580      Securities Lending
                  Investment Fund, 2.18%                    $ 8,225,580
                                                            ------------
                  TOTAL TEMPORARY CASH
                  INVESTMENT
                  (Cost $8,225,580)                         $ 8,225,580
                                                            ------------
                  TOTAL INVESTMENTS IN
                  SECURITIES - 106.1%
                  (Cost $71,947,778)                        $104,281,934
                                                            ------------
                  OTHER ASSETS
                  AND LIABILITIES - (6.1)%                  $(6,035,766)
                                                            ------------
                  TOTAL NET ASSETS - 100.0%                 $98,246,168
                                                            ===========

*      Non-income producing security
(a)    At December 31, 2004, the following securities were out on loan:

       Shares   Security                             Market Value
       81,700     Brookfield Properties Corp.           $3,055,580
       58,700     Equity Residential Property Trust      2,123,766
       10,260     Spirit Finance Corp.*                    129,789
       34,675     Vornado Realty Trust                   2,639,808
                                                        ----------
                  Total                                 $7,948,943
                                                        ==========

60   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

      Shares                                                   Value
                  COMMON STOCKS - 98.9%
                  Energy - 7.8%
                  Integrated Oil & Gas - 5.8%
      20,126      BP Amoco Plc (A.D.R.)                 $  1,175,358
      31,052      ConocoPhillips                           2,696,245
     241,264      ChevronTexaco Corp.                     12,668,773
     292,714      Exxon Mobil Corp.                       15,004,520
      44,680      Occidental Petroleum Corp.               2,607,525
                                                        ------------
                                                        $ 34,152,421
                                                        ------------
                  Oil & Gas Drilling - 0.7%
      60,277      Schlumberger, Ltd.                    $  4,035,545
                                                        ------------
                  Oil & Gas Exploration & Production - 1.3%
      99,995      Apache Corp.                          $  5,056,747
      70,551      Pioneer Natural Resources Co.            2,476,340
                                                        ------------
                                                        $  7,533,087
                                                        ------------
                  Total Energy                          $ 45,721,053
                                                        ------------
                  Materials - 6.5%
                  Aluminum - 0.6%
     117,716      Alcoa, Inc.                           $  3,698,637
                                                        ------------
                  Commodity Chemicals - 1.3%
      27,138      Air Products & Chemicals, Inc.        $  1,573,190
      46,466      E.I. du Pont de Nemours and Co.          2,279,157
      88,000      Praxair, Inc.                            3,885,200
                                                        ------------
                                                        $  7,737,547
                                                        ------------
                  Diversified Chemical - 0.3%
      21,688      PPG Industries, Inc.                  $  1,478,254
                                                        ------------
                  Diversified Metals & Mining - 2.7%
     112,522      BHP Billiton, Ltd. (A.D.R)            $  2,702,778
      81,386      Inco, Ltd.*                              2,993,377
      39,803      Phelps Dodge Corp.                       3,937,313
     200,118      Rio Tinto Plc                            5,886,829
                                                        ------------
                                                        $ 15,520,297
                                                        ------------
                  Metal & Glass Containers - 0.8%
     104,000      Ball Corp.                            $  4,573,920
                                                        ------------
                  Paper Products - 0.3%
      53,073      Meadwestvaco Corp.                    $  1,798,644
                                                        ------------
                  Precious Metals & Minerals - 0.3%
      40,047      Newmont Mining Corp.                  $  1,778,487
                                                        ------------
                  Specialty Chemicals - 0.2%
      39,222      Ecolab, Inc.                          $  1,377,869
                                                        ------------
                  Total Materials                       $ 37,963,655
                                                        ------------

      Shares                                                   Value
                  Capital Goods - 10.3%
                  Aerospace & Defense - 1.4%
      48,104      General Dynamics Corp.                $  5,031,678
      54,000      Northrop Grumman Corp.                   2,935,440
                                                        ------------
                                                        $  7,967,118
                                                        ------------
                  Electrical Components & Equipment - 2.1%
      65,964      Emerson Electric Co.                  $  4,624,076
     206,300      General Electric Co.                     7,529,950
                                                        ------------
                                                        $ 12,154,026
                                                        ------------
                  Industrial Conglomerates - 4.5%
      79,790      Illinois Tool Works, Inc.             $  7,394,937
     120,984      Johnson Controls, Inc.                   7,675,225
     111,551      United Technologies Corp.               11,528,796
                                                        ------------
                                                        $ 26,598,958
                                                        ------------
                  Industrial Machinery - 2.3%
      40,569      Caterpillar, Inc.                     $  3,955,883
      86,222      Deere & Co.                              6,414,917
      40,000      Ingersoll-Rand Co.                       3,212,000
                                                        ------------
                                                        $ 13,582,800
                                                        ------------
                  Total Capital Goods                   $ 60,302,902
                                                        ------------
                  Commercial Services & Supplies - 0.5%
                  Office Services & Supplies - 0.5%
      58,698      Canon, Inc. (A.D.R.)                  $  3,184,953
                                                        ------------
                  Total Commercial Services &
                  Supplies                              $  3,184,953
                                                        ------------
                  Transportation - 2.3%
                  Airlines - 0.5%
     170,807      Southwest Airlines Co.                $  2,780,738
                                                        ------------
                  Railroads - 1.5%
      50,040      Burlington Northern, Inc.             $  2,367,392
     180,893      Norfolk Southern Corp.                   6,546,518
                                                        ------------
                                                        $  8,913,910
                                                        ------------
                  Trucking - 0.3%
      21,253      United Parcel Service (a)             $  1,816,281
                                                        ------------
                  Total Transportation                  $ 13,510,929
                                                        ------------
                  Automobiles & Components - 2.1%
                  Automobile Manufacturers - 2.1%
     253,315      Ford Motor Corp.                      $  3,708,532
     108,616      PACCAR, Inc.                             8,741,416
                                                        ------------
                                                        $ 12,449,948
                                                        ------------
                  Total Automobiles & Components        $ 12,449,948
                                                        ------------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                   Value
                  Consumer Durables & Apparel - 0.6%
                  Apparel, Accessories & Luxury Goods - 0.2%
      65,267      Gap, Inc.                             $  1,378,439
                                                        ------------
                  Housewares & Specialties - 0.4%
      84,000      Leggett & Platt, Inc.                 $  2,388,120
                                                        ------------
                  Total Consumer Durables & Apparel     $  3,766,559
                                                        ------------
                  Media - 4.5%
                  Advertising - 0.6%
      43,791      Omnicom Group                         $  3,692,457
                                                        ------------
                  Movies & Entertainment - 0.2%
      51,957      The Walt Disney Co.                   $  1,444,405
                                                        ------------
                  Publishing - 3.7%
      48,893      Elsevier NV                           $    665,764
      90,111      Gannett Co.                              7,362,069
     149,146      John Wiley & Sons, Inc.                  5,196,247
      78,179      McGraw-Hill Co., Inc.                    7,156,506
      28,800      Tribune Co.                              1,213,632
                                                        ------------
                                                        $ 21,594,218
                                                        ------------
                  Total Media                           $ 26,731,080
                                                        ------------
                  Retailing - 6.5%
                  Apparel Retail - 0.2%
      24,633      Liz Claiborne, Inc.                   $  1,039,759
                                                        ------------
                  Computer & Electronics Retail - 0.6%
      60,000      Best Buy Co., Inc.                    $  3,565,200
      11,064      Game Stop Corp. (Class B)*                 247,944
                                                        ------------
                                                        $  3,813,144
                                                        ------------
                  Department Stores - 2.0%
      80,000      Kohl's Corp.*                         $  3,933,600
      88,332      May Department Stores Co.                2,596,961
     118,523      Nordstrom, Inc.                          5,538,580
                                                        ------------
                                                        $ 12,069,141
                                                        ------------
                  General Merchandise Stores - 2.2%
      34,432      Family Dollar Stores, Inc.            $  1,075,311
     228,656      Target Corp.                            11,874,106
                                                        ------------
                                                        $ 12,949,417
                                                        ------------
                  Home Improvement Retail - 1.3%
     110,000      Home Depot, Inc.                      $  4,701,400
      48,716      Lowe's Co., Inc.                         2,805,554
                                                        ------------
                                                        $  7,506,954
                                                        ------------
                  Specialty Stores - 0.2%
      30,603      Barnes & Noble, Inc.*                 $    987,559
                                                        ------------
                  Total Retailing                       $ 38,365,974
                                                        ------------

      Shares                                                   Value
                  Food & Drug Retailing - 2.5%
                  Drug Retail - 0.9%
     139,003      Walgreen Co.                          $  5,333,545
                                                        ------------
                  Food Distributors - 1.4%
      83,493      Cardinal Health, Inc.                 $  4,855,118
      84,201      Sysco Corp.                              3,213,952
                                                        ------------
                                                        $  8,069,070
                                                        ------------
                  Food Retail - 0.2%
      28,200      Kellogg Co.                           $  1,259,412
                                                        ------------
                  Total Food & Drug Retailing           $ 14,662,027
                                                        ------------
                  Food, Beverage & Tobacco - 3.7%
                  Packaged Foods & Meats - 2.1%
      86,457      Campbell Soup Co.                     $  2,584,200
      44,844      General Mills, Inc.                      2,229,195
      73,219      H.J. Heinz Co., Inc.                     2,854,809
      54,767      Hershey Foods Corp.                      3,041,759
      76,005      Sara Lee Corp.                           1,834,761
                                                        ------------
                                                        $ 12,544,724
                                                        ------------
                  Soft Drinks - 1.6%
     178,941      PepsiCo, Inc.                         $  9,340,720
                                                        ------------
                  Total Food, Beverage & Tobacco        $ 21,885,444
                                                        ------------
                  Household & Personal Products - 3.8%
                  Household Products - 3.2%
      90,211      Colgate-Palmolive Co.                 $  4,615,195
      15,015      Clorox Co.                                 884,834
      80,030      Estee Lauder Co.                         3,662,973
     171,470      Procter & Gamble Co.                     9,444,568
                                                        ------------
                                                        $ 18,607,570
                                                        ------------
                  Personal Products - 0.6%
      58,000      Kimberly-Clark Corp.                  $  3,816,980
                                                        ------------
                  Total Household & Personal
                  Products                              $ 22,424,550
                                                        ------------
                  Health Care Equipment & Services - 6.6%
                  Health Care Distributors - 3.4%
     204,554      Abbott Laboratories                   $  9,542,444
     163,188      Johnson & Johnson                       10,349,383
                                                        ------------
                                                        $ 19,891,827
                                                        ------------
                  Health Care Equipment - 2.8%
      73,222      Becton, Dickinson & Co.               $  4,159,010
      32,057      Guidant Corp.                            2,311,310
      85,000      Medtronic, Inc.                          4,221,950
     123,159      Stryker Corp.                            5,942,422
                                                        ------------
                                                        $ 16,634,692
                                                        ------------

62  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

      Shares                                                    Value
                  Managed Health Care - 0.4%
      23,937      United Healthcare Group, Inc.           $  2,107,174
                                                          ------------
                  Total Health Care Equipment &
                  Services                                $ 38,633,693
                                                          ------------
                  Pharmaceuticals & Biotechnology - 5.6%
                  Biotechnology - 0.8%
      68,200      Amgen, Inc.*                            $  4,375,030
                                                          ------------
                  Pharmaceuticals - 4.8%
      55,362      Barr Laboratorie, Inc.                  $  2,521,185
      95,302      Eli Lilly & Co.                            5,408,389
     236,082      Merck & Co., Inc.                          7,587,675
     104,212      Mylan Laboratories, Inc. (a)               1,842,468
      56,907      Novartis AG                                2,876,080
      78,800      Pfizer, Inc.                               2,118,932
      18,810      Roche Holdings AG (A.D.R)                  2,184,311
     180,617      Schering-Plough Corp.                      3,771,283
                                                          ------------
                                                          $ 28,310,323
                                                          ------------
                  Total Pharmaceuticals &
                  Biotechnology                           $ 32,685,353
                                                          ------------
                  Banks - 8.1%
                  Diversified Banks - 3.7%
     288,277      U.S. Bancorp                            $  9,028,836
      41,456      Wachovia Corp.                             2,180,586
     174,435      Wells Fargo & Co.                         10,841,135
                                                          ------------
                                                          $ 22,050,557
                                                          ------------
                  Regional Banks - 3.1%
      98,868      First Horizon National Corp.            $  4,262,199
      59,000      Fifth Third Bancorp                        2,789,520
     140,351      National City Corp.                        5,270,180
      57,444      SunTrust Banks, Inc.                       4,243,963
      23,185      Zions Bancorporation                       1,577,276
                                                          ------------
                                                          $ 18,143,138
                                                          ------------
                  Thrifts & Mortgage Finance - 1.3%
     177,481      Washington Mutual, Inc.                 $  7,503,897
                                                          ------------
                  Total Banks                             $ 47,697,592
                                                          ------------
                  Diversified Financials - 5.4%
                  Asset Management & Custody Banks - 2.6%
     114,875      The Bank of New York Co., Inc.          $  3,839,123
      45,290      Federated Investors, Inc.                  1,376,816
      77,103      State Street Corp.                         3,787,299
     101,277      T. Rowe Price Associates, Inc.             6,299,429
                                                          ------------
                                                          $ 15,302,667
                                                          ------------
                  Consumer Finance - 2.2%
     138,272      American Express Co.                    $  7,794,393
     172,000      MBNA Corp.                                 4,848,680
                                                          ------------
                                                          $ 12,643,073
                                                          ------------

      Shares                                                     Value
                  Investment Banking & Brokerage - 0.6%
      60,698      Merrill Lynch & Co., Inc.               $  3,627,919
                                                          ------------
                  Diversified Financial Services - 0.0%
           1      Citigroup, Inc.                         $         48
                                                          ------------
                  Total Diversified Financials            $ 31,573,707
                                                          ------------
                  Insurance - 1.9%
                  Multi-Line Insurance - 0.9%
      78,394      American International Group, Inc.      $  5,148,134
                                                          ------------
                  Property & Casualty Insurance - 1.0%
      56,844      Chubb Corp.                             $  4,371,304
      33,919      Safeco Corp.                               1,771,929
                                                          ------------
                                                          $  6,143,233
                                                          ------------
                  Total Insurance                         $ 11,291,367
                                                          ------------
                  Software & Services - 5.5%
                  Application Software - 3.1%
      44,591      Adobe Systems, Inc.                     $  2,797,639
     429,081      Microsoft Corp.                           11,460,754
      62,259      Symantec Corp.*                            1,603,792
      82,800      Veritas Software Corp.*                    2,363,940
                                                          ------------
                                                          $ 18,226,125
                                                          ------------
                  Data Processing & Outsourced Services - 2.4%
     107,497      Automatic Data Processing, Inc.         $  4,767,492
      38,501      Computer Sciences Corp.*                   2,170,301
      26,882      DST Systems, Inc.*                         1,401,090
      29,998      Fiserv, Inc.*                              1,205,620
     158,920      SunGard Data Systems, Inc.*                4,502,204
                                                          ------------
                                                          $ 14,046,707
                                                          ------------
                  Total Software & Services               $ 32,272,832
                                                          ------------
                  Technology Hardware & Equipment - 6.2%
                  Communications Equipment - 2.1%
      95,000      Century Telephone Enterprises, Inc.     $  3,369,650
     221,762      Motorola, Inc.                             3,814,306
     326,377      Nokia Corp. (A.D.R)                        5,114,328
                                                          ------------
                                                          $ 12,298,284
                                                          ------------
                  Computer Hardware - 3.7%
      27,643      Diebold, Inc.                           $  1,540,544
     203,265      Dell, Inc.*                                8,565,587
      76,270      Hewlett-Packard Co.                        1,599,382
      81,063      IBM Corp.                                  7,991,191
     403,137      Sun Microsystems, Inc.*                    2,168,877
                                                          ------------
                                                          $ 21,865,581
                                                          ------------
                  Computer Storage & Peripherals - 0.4%
     160,000      EMC Corp.*                              $  2,379,200
                                                          ------------
                  Total Technology Hardware &
                  Equipment                               $ 36,543,065
                                                          ------------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                   Value
              Semiconductors - 3.6%
              Semiconductor Equipment - 0.9%
 308,306      Applied Materials, Inc.*              $  5,272,033
                                                    ------------
              Semiconductors - 2.7%
  24,815      Freescale Semiconductors, Inc.*       $    455,602
 349,426      Intel Corp.                              8,173,074
 294,793      Texas Instruments, Inc.                  7,257,804
                                                    ------------
                                                    $ 15,886,480
                                                    ------------
              Total Semiconductors                  $ 21,158,513
                                                    ------------
              Telecommunication Services - 3.1%
              Integrated Telecommunication Services - 3.0%
  23,765      Alltel Corp.                          $  1,396,431
 146,005      BellSouth Corp.                          4,057,479
 218,671      SBC Communications, Inc.                 5,635,151
 164,000      Verizon Communications, Inc.             6,643,640
                                                    ------------
                                                    $ 17,732,701
                                                    ------------
              Wireless Telecommunication Services - 0.1%
  17,897      Nextel Communications, Inc.*          $    536,910
                                                    ------------
              Total Telecommunication Services      $ 18,269,611
                                                    ------------
              Utilities - 1.7%
              Electric Utilities - 1.4%
  32,838      American Electric Power Co., Inc.     $  1,127,655
  36,216      Consolidated Edison, Inc.                1,584,450
  90,000      Exelon Corp.                             3,966,300
  57,799      Southern Co.                             1,937,422
                                                    ------------
                                                    $  8,615,827
                                                    ------------
              Gas Utilities - 0.2%
  27,431      KeySpan Energy Corp.                  $  1,082,153
                                                    ------------
              Water Utilities - 0.1%
  18,826      Aqua America, Inc.                    $    462,931
                                                    ------------
              Total Utilities                       $ 10,160,911
                                                    ------------
              TOTAL COMMON STOCKS
              (Cost $459,723,725)                   $581,255,718
                                                    ============

    Principal
       Amount                                                  Value
                TEMPORARY CASH INVESTMENTS - 1.8%
                Repurchase Agreement - 1.2%
 $  7,300,000   UBS Warburg, Inc., 1.00%,
                dated 12/31/04, repurchase price of
                $7,300,000 plus accrued interest on
                1/3/05 collateralized by $6,902,000
                U.S. Treasury Bill, 5.625%, 5/15/08     $  7,300,000
                                                        ------------
     Shares
                Security Lending Collateral - 0.6%
    3,264,285   Securities Lending
                Investment Fund, 2.18%                  $  3,264,286
                                                        ------------
                TOTAL TEMPORARY CASH
                INVESTMENTS
                (Cost $10,564,285)                      $ 10,564,286
                                                        ------------
                TOTAL INVESTMENTS IN
                SECURITIES - 100.7%
                (Cost $470,288,010)                     $591,820,004
                                                        ------------
                OTHER ASSETS
                AND LIABILITIES - (0.7)%                $ (4,056,175)
                                                        ------------
                TOTAL NET ASSETS - 100.0%               $587,763,829
                                                        ============

(A.D.R.)  American Depositary Receipt
*         Non-income producing security
(a)       At December 31, 2004, the following securities were out on loan:

          Shares    Security                      Market Value
          99,001     Mylan Laboratories, Inc.     $ 1,750,338
          16,979     United Parcel Service          1,451,025
                                                  -----------
                     Total                        $ 3,201,363
                                                  ===========

64  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

        Shares                                               Value
               CONVERTIBLE PREFERRED STOCKS - 1.2%
               Automobiles & Components - 1.1%
               Automobile Manufacturers - 1.1%
    2,600      General Motors, 5.25%, 3/6/32          $     59,800
   57,414      Ford Cap Trust, 6.50%, 1/15/32            3,025,718
                                                      ------------
                                                      $  3,085,518
                                                      ------------
               Total Automobiles & Components         $  3,085,518
                                                      ------------
               Pharmaceuticals & Biotechnology - 0.1%
               Pharmaceuticals - 0.0%
    4,255      Schering-Plough Corp., 6.0%, 9/14/07   $    247,322
                                                      ------------
               Total Pharmaceuticals &
               Biotechnology                          $    247,322
                                                      ------------
               TOTAL CONVERTIBLE PREFERRED STOCKS
               (Cost $3,000,714)                      $  3,332,840
                                                      ------------
Principal
   Amount
   USD ($)
               CONVERTIBLE CORPORATE BOND - 0.1%
               Retailing - 0.1%
               Apparel Retail - 0.1%
  200,000      GAP Inc., 5.75%, 3/15/09               $    265,250
                                                      ------------
               Total Retailing                        $    265,250
                                                      ------------
               TOTAL CONVERTIBLE CORPORATE BOND
               (Cost $200,000)                        $    265,250
                                                      ------------
 Shares
               COMMON STOCKS - 94.2%
               Energy - 9.3%
               Integrated Oil & Gas - 9.3%
 71,813        ConocoPhillips                         $  6,235,523
169,714        ChevronTexaco Corp.                       8,911,682
176,110        Exxon Mobil Corp.                         9,027,399
 36,142        Occidental Petroleum Corp.                2,109,247
                                                      ------------
                                                      $ 26,283,851
                                                      ------------
               Total Energy                           $ 26,283,851
                                                      ------------
               Materials - 6.9%
               Commodity Chemicals - 1.6%
 51,941        Air Products & Chemicals, Inc.         $  3,011,020
 28,233        E.I. du Pont de Nemours and Co.           1,384,829
                                                      ------------
                                                      $  4,395,849
                                                      ------------
               Construction Materials - 0.7%
 36,142        Vulcan Materials Co.                   $  1,973,715
                                                      ------------
               Diversified Chemical - 0.9%
 37,925        PPG Industries, Inc.                   $  2,584,968
                                                      ------------
               Diversified Metals & Mining - 1.0%
 29,700        Phelps Dodge Corp.                     $  2,937,924
                                                      ------------
               Paper Products - 0.8%
 64,436        Meadwestvaco Corp.                     $  2,183,736
                                                      ------------

 Shares                                                      Value
               Specialty Chemicals - 0.8%
 42,784        Valspar Corp.                          $  2,139,628
                                                      ------------
               Steel - 1.1%
 51,012        Nucor Corp.                            $  2,669,968
 20,704        Roanoke Electric Steel Corp.                427,972
                                                      ------------
                                                      $  3,097,940
                                                      ------------
               Total Materials                        $ 19,313,760
                                                      ------------
               Capital Goods - 8.1%
               Aerospace & Defense - 2.7%
 53,284        Boeing Co.                             $  2,758,513
 46,899        General Dynamics Corp.                    4,905,635
                                                      ------------
                                                      $  7,664,148
                                                      ------------
               Electrical Components & Equipment - 1.5%
 60,925        Emerson Electric Co.                   $  4,270,843
                                                      ------------
               Industrial Conglomerates - 2.8%
 66,280        Johnson Controls, Inc.                 $  4,204,803
 33,767        United Technologies Corp.                 3,489,819
                                                      ------------
                                                      $  7,694,622
                                                      ------------
               Industrial Machinery - 1.1%
 28,397        Gorman-Rupp Co.                        $    653,131
 95,208        The Timken Co.                            2,477,312
                                                      ------------
                                                      $  3,130,443
                                                      ------------
               Total Capital Goods                    $ 22,760,056
                                                      ------------
               Commercial Services & Supplies - 0.6%
               Employment Services - 0.6%
128,355        Servicemaster Co.                      $  1,770,015
                                                      ------------
               Total Commercial Services &
               Supplies                               $  1,770,015
                                                      ------------
               Transportation - 0.9%
               Railroads - 0.9%
 52,265        Burlington Northern, Inc.              $  2,472,657
                                                      ------------
               Total Transportation                   $  2,472,657
                                                      ------------
               Automobiles & Components - 5.7%
               Automobile Manufacturers - 5.7%
154,894        Ford Motor Corp.                       $  2,267,648
 46,700        General Motors Corp.                      1,870,802
149,912        PACCAR, Inc.                             12,064,918
                                                      ------------
                                                      $ 16,203,368
                                                      ------------
               Total Automobiles & Components         $ 16,203,368
                                                      ------------
               Consumer Durables & Apparel - 0.4%
               Housewares & Specialties - 0.4%
 47,700        Tupperware Corp.                       $    988,344
                                                      ------------
               Total Consumer Durables &
               Apparel                                $    988,344
                                                      ------------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                  Value
                  Media - 3.1%
                  Movies & Entertainment - 1.7%
     149,253      Cedar Fair, L.P.                     $  4,910,424
                                                       ------------
                  Publishing - 1.4%
      41,821      McGraw-Hill Co., Inc.                $  3,828,294
                                                       ------------
                  Total Media                          $  8,738,718
                                                       ------------
                  Retailing - 1.2%
                  Department Stores - 1.2%
     111,354      May Department Stores Co.            $  3,273,808
                                                       ------------
                  Total Retailing                      $  3,273,808
                                                       ------------
                  Food, Beverage & Tobacco - 4.7%
                  Packaged Foods & Meats - 4.2%
     152,313      Campbell Soup Co.                    $  4,552,636
      62,343      General Mills, Inc.                     3,099,071
      76,105      H.J. Heinz Co., Inc.                    2,967,334
      48,430      Sara Lee Corp.                          1,169,100
                                                       ------------
                                                       $ 11,788,141
                                                       ------------
                  Soft Drinks - 0.5%
      29,533      PepsiCo, Inc.                        $  1,541,623
                                                       ------------
                  Total Food, Beverage & Tobacco       $ 13,329,764
                                                       ------------
                  Household & Personal Products - 1.4%
                  Household Products - 1.4%
      40,479      Colgate-Palmolive Co.                $  2,070,906
      30,353      Clorox Co.                              1,788,702
                                                       ------------
                                                       $  3,859,608
                                                       ------------
                  Total Household & Personal
                  Products                             $  3,859,608
                                                       ------------
                  Health Care Equipment & Services - 4.0%
                  Health Care Distributors - 3.2%
      99,784      Abbott Laboratories                  $  4,654,924
      28,800      Bristol-Myers Squibb Co.                  737,856
      59,163      Johnson & Johnson                       3,752,117
                                                       ------------
                                                       $  9,144,897
                                                       ------------
                  Health Care Equipment - 0.8%
      39,446      Becton, Dickinson & Co.              $  2,240,533
                                                       ------------
                  Total Health Care Equipment &
                  Services                             $ 11,385,430
                                                       ------------
                  Pharmaceuticals & Biotechnology - 1.8%
                  Pharmaceuticals - 1.8%
      59,789      Eli Lilly & Co.                      $  3,393,026
      53,124      Merck & Co., Inc.                       1,707,405
                                                       ------------
                                                       $  5,100,431
                                                       ------------
                  Total Pharmaceuticals &
                  Biotechnology                        $  5,100,431
                                                       ------------

      Shares                                                  Value
                  Banks - 11.7%
                  Diversified Banks - 4.4%
      25,400      Comerica, Inc.                       $  1,549,908
      88,909      U.S. Bancorp                            2,784,630
      83,196      Wachovia Corp.                          4,376,110
      60,514      Wells Fargo & Co.                       3,760,945
                                                       ------------
                                                       $ 12,471,593
                                                       ------------
                  Regional Banks - 4.3%
      64,229      First Horizon National Corp.         $  2,768,912
     100,062      National City Corp.                     3,757,328
      76,456      SunTrust Banks, Inc.                    5,648,569
                                                       ------------
                                                       $ 12,174,809
                                                       ------------
                  Thrifts & Mortgage Finance - 3.0%
     195,686      Washington Mutual, Inc.              $  8,273,604
                                                       ------------
                  Total Banks                          $ 32,920,006
                                                       ------------
                  Diversified Financials - 4.8%
                  Asset Management & Custody Banks - 4.1%
      61,735      Eaton Vance Corp.                    $  3,219,480
      27,800      State Street Corp.                      1,365,536
     113,009      T. Rowe Price Associates, Inc.          7,029,160
                                                       ------------
                                                       $ 11,614,176
                                                       ------------
                  Investment Banking & Brokerage - 0.7%
      44,506      A.G. Edwards, Inc.                   $  1,923,104
                                                       ------------
                  Total Diversified Financials         $ 13,537,280
                                                       ------------
                  Insurance - 3.2%
                  Property & Casualty Insurance - 3.2%
      57,533      Chubb Corp.                          $  4,424,288
      89,632      Safeco Corp.                            4,682,376
                                                       ------------
                                                       $  9,106,664
                                                       ------------
                  Total Insurance                      $  9,106,664
                                                       ------------
                  Real Estate - 1.2%
                  Real Estate Investment Trusts - 1.2%
      53,284      Simon DeBartolo Group, Inc.          $  3,445,876
                                                       ------------
                  Total Real Estate                    $  3,445,876
                                                       ------------
                  Software & Services - 0.9%
                  Application Software - 0.3%
      32,011      Microsoft Corp.                      $    855,014
                                                       ------------
                  Data Processing & Outsourced Services - 0.6%
      40,616      Automatic Data Processing, Inc.      $  1,801,320
                                                       ------------
                  Total Software & Services            $  2,656,334
                                                       ------------
                  Technology Hardware & Equipment - 2.0%
                  Communications Equipment - 0.6%
      91,600      Motorola, Inc.                       $  1,575,520
                                                       ------------

66   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Shares                                                   Value
              Computer Hardware - 1.4%
  62,145      Diebold, Inc.                         $  3,463,341
   6,402      IBM Corp.                                  631,109
                                                    ------------
                                                    $  4,094,450
                                                    ------------
              Total Technology Hardware &
              Equipment                             $  5,669,970
                                                    ------------
              Telecommunication Services - 6.2%
              Integrated Telecommunication Services - 6.2%
  53,541      Alltel Corp.                          $  3,146,069
 140,143      BellSouth Corp.                          3,894,574
 175,340      SBC Communications, Inc.                 4,518,512
  64,047      AT&T Corp.                               1,220,736
 113,589      Verizon Communications, Inc.             4,601,490
                                                    ------------
                                                    $ 17,381,381
                                                    ------------
              Total Telecommunication Services      $ 17,381,381
                                                    ------------
              Utilities - 16.1%
              Electric Utilities - 10.2%
  79,358      Ameren Corp.                          $  3,979,010
  66,696      American Electric Power Co., Inc.        2,290,341
 121,608      Constellation Energy Group               5,315,486
  76,537      Consolidated Edison, Inc.                3,348,494
  34,077      FPL Group, Inc.                          2,547,256
 108,460      Great Plains Energy, Inc.                3,284,169
  66,088      NSTAR                                    3,587,257
 127,476      Southern Co.                             4,272,996
                                                    ------------
                                                    $ 28,625,009
                                                    ------------
              Gas Utilities - 4.2%
  15,400      Atmos Energy Corp.                    $    421,190
 128,160      KeySpan Energy Corp.                     5,055,912
 124,991      Questar Corp.                            6,369,541
                                                    ------------
                                                    $ 11,846,643
                                                    ------------
              Multi-Utilities & Unregulated Power - 1.1%
  50,083      Equitable Resources, Inc.             $  3,038,035
                                                    ------------
              Water Utilities - 0.6%
  73,317      Aqua America, Inc.                    $  1,802,861
                                                    ------------
              Total Utilities                       $ 45,312,548
                                                    ------------
              TOTAL COMMON STOCKS
              (Cost $200,659,301)                   $265,509,869
                                                    ------------

  Principal
     Amount                                                 Value
               TEMPORARY CASH INVESTMENT - 4.5%
               Repurchase Agreement - 4.5%
$12,700,000    UBS Warburg, Inc., 1.00%,
               dated 12/31/04, repurchase price of
               $12,700,000 plus accrued interest on
               1/3/05 collateralized by $12,654,000
               U.S. Treasury Bill, 6.75%, 5/15/05     $ 12,700,000
                                                      ------------
               TOTAL TEMPORARY CASH
               INVESTMENT
               (Cost $12,700,000)                     $ 12,700,000
                                                      ------------
               TOTAL INVESTMENTS IN
               SECURITIES - 100.0%
               (Cost $216,560,015)                    $281,807,959
                                                      ------------
               OTHER ASSETS
               AND LIABILITIES - 0.0%                 $    117,819
                                                      ------------
               TOTAL NET ASSETS - 100.0%              $281,925,778
                                                      ============

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

      Shares                                                   Value
                  COMMON STOCKS - 63.5%
                  Energy - 5.5%
                  Integrated Oil & Gas - 0.4%
       3,900      Exxon Mobil Corp.                      $   199,914
                                                         -----------
                  Oil & Gas Drilling - 4.8%
       8,700      Encana Corp.                           $   496,422
      33,400      ENSCO International, Inc.                1,060,116
      22,000      Varco International, Inc.*                 641,300
                                                         -----------
                                                         $ 2,197,838
                                                         -----------
                  Oil & Gas Exploration & Production - 0.3%
       3,900      Pioneer Natural Resources Co.          $   136,890
                                                         -----------
                  Total Energy                           $ 2,534,642
                                                         -----------
                  Materials - 2.0%
                  Precious Metals & Minerals - 2.0%
      21,800      Newmont Mining Corp.                   $   968,138
                                                         -----------
                  Total Materials                        $   968,138
                                                         -----------
                  Capital Goods - 2.9%
                  Aerospace & Defense - 3.0%
      25,000      Northrop Grumman Corp.                 $ 1,359,000
                                                         -----------
                  Total Capital Goods                    $ 1,359,000
                                                         -----------
                  Commercial Services & Supplies - 0.7%
                  Diversified Commercial Services - 0.7%
       7,400      Cintas Corp.                           $   324,564
                                                         -----------
                  Total Commercial Services &
                  Supplies                               $   324,564
                                                         -----------
                  Transportation - 2.5%
                  Trucking - 2.5%
      13,400      United Parcel Service                  $ 1,145,164
                                                         -----------
                  Total Transportation                   $ 1,145,164
                                                         -----------
                  Media - 3.7%
                  Broadcasting & Cable Television - 1.4%
       8,800      Clear Channel Communications, Inc.     $   294,712
      10,200      Comcast Corp.*                             334,968
                                                         -----------
                                                         $   629,680
                                                         -----------
                  Movies & Entertainment - 2.3%
      29,319      Viacom, Inc. (Class B)                 $ 1,066,918
                                                         -----------
                  Total Media                            $ 1,696,598
                                                         -----------
                  Retailing - 3.9%
                  Apparel Retail - 1.5%
      16,400      Liz Claiborne, Inc.                    $   692,244
                                                         -----------
                  General Merchandise Stores - 2.2%
      32,000      Family Dollar Stores, Inc.             $   999,360
                                                         -----------

      Shares                                                   Value
                  Specialty Stores - 0.2%
       6,491      Blockbuster, Inc.                      $    61,924
       6,491      Blockbuster, Inc. (Class B)                 57,186
                                                         -----------
                                                         $   119,110
                                                         -----------
                  Total Retailing                        $ 1,810,714
                                                         -----------
                  Food & Drug Retailing - 5.5%
                  Drug Retail - 1.0%
       9,900      CVS Corp.                              $   446,193
                                                         -----------
                  Food Distributors - 0.8%
       6,400      Cardinal Health, Inc.                  $   372,160
                                                         -----------
                  Food Retail - 2.8%
      18,300      Wm. Wrigley Jr. Co.                    $ 1,266,177
                                                         -----------
                  Hypermarkets & Supercenters - 0.9%
       7,800      Wal-Mart Stores, Inc.                  $   411,996
                                                         -----------
                  Total Food & Drug Retailing            $ 2,496,526
                                                         -----------
                  Food, Beverage & Tobacco - 5.3%
                  Distillers & Vintners - 2.1%
      19,200      Anheuser-Busch Co., Inc.               $   974,016
                                                         -----------
                  Soft Drinks - 3.2%
       7,900      The Coca-Cola Co.                      $   328,877
      21,800      PepsiCo, Inc.                            1,137,960
                                                         -----------
                                                         $ 1,466,837
                                                         -----------
                  Total Food, Beverage & Tobacco         $ 2,440,853
                                                         -----------
                  Household & Personal Products - 3.7%
                  Household Products - 0.9%
       9,300      Estee Lauder Co.                       $   425,661
                                                         -----------
                  Personal Products - 2.8%
      28,100      Gillette Co.                           $ 1,258,318
                                                         -----------
                  Total Household & Personal
                  Products                               $ 1,683,979
                                                         -----------
                  Health Care Equipment & Services - 4.5%
                  Health Care Distributors - 1.7%
      17,800      Wyeth                                  $   758,102
                                                         -----------
                  Health Care Equipment - 2.8%
      17,300      Biomet, Inc.                           $   750,647
       7,700      Guidant Corp.                              555,170
                                                         -----------
                                                         $ 1,305,817
                                                         -----------
                  Total Health Care Equipment &
                  Services                               $ 2,063,919
                                                         -----------
                  Pharmaceuticals & Biotechnology - 3.7%
                  Biotechnology - 0.9%
       6,516      Amgen, Inc.*                           $   418,001
                                                         -----------

68   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      Shares                                                    Value
                  Pharmaceuticals - 2.8%
       4,000      Eli Lilly & Co.                         $   227,000
      39,288      Pfizer, Inc.                              1,056,454
                                                          -----------
                                                          $ 1,283,454
                                                          -----------
                  Total Pharmaceuticals &
                  Biotechnology                           $ 1,701,455
                                                          -----------
                  Diversified Financials - 3.0%
                  Asset Management & Custody Banks - 1.1%
      15,700      The Bank of New York Co., Inc.          $   524,694
                                                          -----------
                  Consumer Finance - 1.5%
      12,300      American Express Co.                    $   693,351
                                                          -----------
                  Investment Banking & Brokerage - 0.4%
       2,900      Merrill Lynch & Co., Inc.               $   173,333
                                                          -----------
                  Total Diversified Financials            $ 1,391,378
                                                          -----------
                  Insurance - 4.6%
                  Property & Casualty Insurance - 4.6%
         515      Berkshire Hathaway, Inc. (Class B)*     $ 1,512,040
       6,900      Progressive Corp.                           585,396
                                                          -----------
                                                          $ 2,097,436
                                                          -----------
                  Total Insurance                         $ 2,097,436
                                                          -----------
                  Software & Services - 6.9%
                  Application Software - 3.9%
      51,800      Microsoft Corp.                         $ 1,383,578
      15,400      Symantec Corp.*                             396,704
                                                          -----------
                                                          $ 1,780,282
                                                          -----------

      Shares                                                    Value
                  Data Processing & Outsourced Services - 3.0%
      32,700      First Data Corp.                        $ 1,391,058
                                                          -----------
                  Total Software & Services               $ 3,171,340
                                                          -----------
                  Technology Hardware & Equipment - 2.4%
                  Communications Equipment - 0.3%
       9,500      Avaya Inc.*                             $   163,400
                                                          -----------
                  Computer Hardware - 1.6%
      34,222      Hewlett-Packard Co.                     $   717,635
                                                          -----------
                  Electronic Manufacture Services - 0.5%
       8,500      Molex, Inc.                             $   226,526
                                                          -----------
                  Total Technology Hardware &
                  Equipment                               $ 1,107,561
                                                          -----------
                  Semiconductors - 0.4%
       7,800      Intel Corp.                             $   182,442
                                                          -----------
                  Total Semiconductors                    $   182,442
                                                          -----------
                  Telecommunication Services - 1.9%
                  Wireless Telecommunication Services - 1.9%
      32,300      Vodafone Group Plc. (A.D.R.)            $   884,374
                                                          -----------
                  Total Telecommunication Services        $   884,374
                                                          -----------
                  TOTAL COMMON STOCKS
                  (Cost $24,770,144)                      $29,060,083
                                                          -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

 Principal   S&P/Moody's
    Amount   Ratings
   USD ($)   (unaudited)                                                                         Value
                             ASSET BACKED SECURITIES - 0.3%
                             Diversified Financials - 0.2%
                             Diversified Financial Services - 0.1%
   84,728    BBB-/Baa2       PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)      $    84,212
                                                                                           -----------
                             Total Diversified Financials                                  $    84,212
                                                                                           -----------
                             Utilities - 0.1%
                             Electric Utilities - 0.1%
   70,950    BB-/Ba2         FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)               $    73,167
                                                                                           -----------
                             Total Utilities                                               $    73,167
                                                                                           -----------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $158,096)                                               $   157,379
                                                                                           -----------
                             COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
                             Diversified Financials - 0.3%
                             Diversified Financial Services - 0.3%
  100,000    BBB-/Baa3       Tower 2004-1A E, 5.395%, 1/15/34                              $    99,814
   50,000    BB/NR           Tower 2004-2A F, 6.376%, 12/15/14                                  49,750
                                                                                           -----------
                             Total Diversified Financials                                  $   149,564
                                                                                           -----------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $150,000)                                               $   149,564
                                                                                           -----------
                             CORPORATE BONDS - 11.5%
                             Energy - 0.8%
                             Integrated Oil & Gas - 0.2%
   30,000    BBB+/Baa1       Occidental Petroleum, 7.65%, 2/15/06                          $    31,406
   40,000    BBB+/Baa1       Occidental Petroleum, 6.75%, 1/15/12                               45,407
                                                                                           -----------
                                                                                           $    76,813
                                                                                           -----------
                             Oil & Gas Exploration & Production - 0.2%
  100,000    BBB-/NR         Gazprom International SA, 7.201%, 2/1/20 (144A)               $   105,750
                                                                                           -----------
                             Oil & Gas Refining Marketing & Transportation - 0.4%
  205,000    BBB/Ba1         Magellan Midstream Partners, L.P., 6.45%, 6/1/14              $   221,688
                                                                                           -----------
                             Total Energy                                                  $   404,251
                                                                                           -----------
                             Materials - 1.2%
                             Commodity Chemicals - 0.2%
  100,000    BB+/Ba2         Nova Chemicals, Ltd., 6.5%, 1/15/12                           $   106,000
                                                                                           -----------
                             Diversified Metals & Mining - 0.3%
  125,000    BBB-/Baa3       Inco, Ltd., 7.2%, 9/15/32                                     $   145,687
                                                                                           -----------
                             Metal & Glass Containers - 0.1%
   40,000    BBB/Baa2        Tenneco Packaging, 8.125%, 6/15/17                            $    49,943
                                                                                           -----------
                             Paper Packaging - 0.4%
  150,000    A/A2            Bemis Co., Inc., 6.7%, 7/1/05                                 $   152,563
                                                                                           -----------
                             Paper Products - 0.2%
  100,000    BB-/Ba3         Abitibi-Consolidated, Inc., 6.95%, 4/1/08                     $   103,000
                                                                                           -----------
                             Total Materials                                               $   557,193
                                                                                           -----------

70  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Principal   S&P/Moody's
    Amount   Ratings
   USD ($)   (unaudited)                                                                Value
                             Capital Goods - 0.7%
                             Construction & Engineering - 0.1%
   50,000    B+/Ba3          Shaw Group Inc., 10.75%, 3/15/10                     $    55,125
                                                                                  -----------
                             Electrical Components & Equipment - 0.2%
   75,000    BBB-/Ba1        Thomas & Betts Corp., 7.25%, 6/1/13                  $    82,269
                                                                                  -----------
                             Industrial Conglomerates - 0.2%
   55,000    AAA/Aaa         General Electric Capital Corp., 6.125%, 2/22/11      $    60,246
   30,000    AAA/Aaa         General Electric Capital Corp., 6.75%, 3/15/32            35,114
                                                                                  -----------
                                                                                  $    95,360
                                                                                  -----------
                             Industrial Machinery - 0.2%
  100,000    B+/Ba2          Sun Sage BV, 8.25%, 3/26/09 (144A)                   $   105,000
                                                                                  -----------
                             Total Capital Goods                                  $   337,754
                                                                                  -----------
                             Commercial Services & Supplies - 0.0%
                             Diversified Commercial Services - 0.0%
   25,000    BBB+/Baa1       Deluxe Corp., 3.5%, 10/1/07 (144A)                   $    24,678
                                                                                  -----------
                             Total Commercial Services & Supplies                 $    24,678
                                                                                  -----------
                             Automobiles & Components - 0.4%
                             Automobile Manufacturers - 0.4%
  200,000    BBB-/Baa2       General Motors, 7.2%, 1/15/11                        $   205,128
                                                                                  -----------
                             Total Automobiles & Components                       $   205,128
                                                                                  -----------
                             Hotels, Restaurants & Leisure - 0.5%
                             Hotels, Resorts & Cruise Lines - 0.5%
  200,000    BBB-/Baa3       Hilton Hotels, 7.625%, 12/1/12                       $   233,885
                                                                                  -----------
                             Total Hotels, Restaurants & Leisure                  $   233,885
                                                                                  -----------
                             Media - 1.2%
                             Broadcasting & Cable Television - 0.8%
  250,000    BBB/Baa3        Comcast Cable Corp., 7.125%, 6/15/13                 $   289,636
  100,000    BBB-/Baa3       Cox Communications, 7.125%, 10/1/12                      112,086
                                                                                  -----------
                                                                                  $   401,722
                                                                                  -----------
                             Publishing - 0.4%
  170,000    BBB-/Baa3       News America, Inc., 7.3%, 4/30/28                    $   194,794
                                                                                  -----------
                             Total Media                                          $   596,516
                                                                                  -----------
                             Retailing - 0.2%
                             Specialty Stores - 0.2%
  100,000    BB/Ba2          Toys "R" Us, 7.875%, 4/15/13                         $    99,250
                                                                                  -----------
                             Total Retailing                                      $    99,250
                                                                                  -----------
                             Food, Beverage & Tobacco - 0.4%
                             Tobacco - 0.4%
  150,000    BBB/Baa2        Altria Group, Inc., 7.0%, 11/4/13                    $   162,532
                                                                                  -----------
                             Total Food, Beverage & Tobacco                       $   162,532
                                                                                  -----------
                             Health Care Equipment & Services - 0.7%
                             Health Care Facilities - 0.5%
  200,000    BB+/Ba2         HCA, Inc., 6.3%, 10/1/12                             $   202,841
                                                                                  -----------
                             Health Care Supplies - 0.2%
  100,000    BBB-/Ba1        Bausch & Lomb, 7.125%, 8/1/28                        $   106,550
                                                                                  -----------
                             Total Health Care Equipment & Services               $   309,391
                                                                                  -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

 Principal   S&P/Moody's
    Amount   Ratings
   USD ($)   (unaudited)                                                                          Value
                             Banks - 0.3%
                             Diversified Banks - 0.3%
   50,000    NR/Aaa          KFW - Kredit Wiederaufbau, 2.75%, 5/8/07                       $    49,209
   75,000    AA-/Aa2         National Westminster, 7.375%, 10/1/09                               85,383
                                                                                            -----------
                                                                                            $   134,592
                                                                                            -----------
                             Total Banks                                                    $   134,592
                                                                                            -----------
                             Diversified Financials - 1.3%
                             Consumer Finance - 0.2%
  100,000    A/A2            SLM Corp., Floating Rate Note, 7/25/14                         $    99,642
                                                                                            -----------
                             Investment Banking & Brokerage - 0.2%
   75,000    B+/B1           E*Trade Financial Corp., 8.0%, 6/15/11 (144A)                  $    80,625
                                                                                            -----------
                             Diversified Financial Services - 0.4%
  100,000    A-/Baa3         Brascan Corp., 5.75%, 3/1/10                                   $   105,806
  100,000    BBB-/Baa3       Glencore Funding LLC, 6.0%, 4/15/14 (144A)                          96,748
                                                                                            -----------
                                                                                            $   202,554
                                                                                            -----------
                             Specialized Finance - 0.5%
  100,000    NR/Baa3         Tengizchevroil LLP, 6.124%, 11/15/14 (144A)                    $   100,250
  100,000    B/B2            MDP Acquistions, 9.625%, 10/1/12                                   111,500
                                                                                            -----------
                                                                                            $   211,750
                                                                                            -----------
                             Total Diversified Financials                                   $   594,571
                                                                                            -----------
                             Insurance - 1.2%
                             Life & Health Insurance - 0.2%
  100,000    BB+/Ba1         Provident Co., Inc., 7.0%, 7/15/18                             $    96,625
                                                                                            -----------
                             Multi-Line Insurance - 0.1%
   50,000    A/Baa1          Loew Corp., 5.25%, 3/15/16                                     $    48,353
                                                                                            -----------
                             Property & Casualty Insurance - 0.7%
   85,000    BBB-/NR         Kingsway America, Inc., 7.5%, 2/1/14                           $    88,126
  100,000    BBB-/Baa3       Arch Capital Group, Ltd., 7.35%, 5/1/34                            106,616
  150,000    BB/Baa3         Ohio Casualty Corp., 7.3%, 6/15/14                                 161,429
                                                                                            -----------
                                                                                            $   356,171
                                                                                            -----------
                             Reinsurance - 0.2%
  100,000    BBB-/Baa3       Odyssey Re Holdings, 7.65%, 11/1/13                            $   110,296
                                                                                            -----------
                             Total Insurance                                                $   611,445
                                                                                            -----------
                             Real Estate - 0.6%
                             Real Estate Investment Trusts - 0.6%
  150,000    BBB-/Baa3       Hospitality Properties Trust, 6.75%, 2/15/13                   $   165,629
  100,000    BBB-/Baa3       Colonial Reality LP, 6.15%, 4/15/13                                103,869
                                                                                            -----------
                                                                                            $   269,498
                                                                                            -----------
                             Total Real Estate                                              $   269,498
                                                                                            -----------
                             Technology Hardware & Equipment - 0.9%
                             Communications Equipment - 0.1%
   50,000    BB/Ba3          Rogers Wireless Inc., Floating Rate Note, 12/15/10 (144A)      $    52,376
                                                                                            -----------
                             Computer Hardware - 0.8%
  250,000    BBB-/Baa3       NCR Corp., 7.125%, 6/15/09                                     $   276,039
  100,000    BB+/Ba1         Unisys Corp., 6.875%, 3/15/10                                      107,000
                                                                                            -----------
                                                                                            $   383,039
                                                                                            -----------
                             Total Technology Hardware & Equipment                          $   435,415
                                                                                            -----------

72  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Principal   S&P/Moody's
      Amount   Ratings
     USD ($)   (unaudited)                                                                        Value
                               Telecommunication Services - 0.4%
                               Integrated Telecommunication Services - 0.4%
   100,000     BBB+/Ba3        Intelsat, Ltd. 6.5%, 11/1/13                                 $    91,000
   100,000     BBB+/Baa2       Telecom Italia Capital, 5.25%, 11/15/13                          101,074
                                                                                            -----------
                                                                                            $   192,074
                                                                                            -----------
                               Total Telecommunication Services                             $   192,074
                                                                                            -----------
                               Utilities - 0.2%
                               Electric Utilities - 0.2%
    95,000     BBB-/Baa3       FLP Energy American Wind LLC, 6.639%, 6/20/23 (144A)         $   101,306
                                                                                            -----------
                               Total Utilities                                              $   101,306
                                                                                            -----------
                               TOTAL CORPORATE BONDS
                               (Cost $4,957,864)                                            $ 5,269,479
                                                                                            -----------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.5%
                               Government - 22.5%
   449,572     AAA/Aaa         Federal Home Loan Mortgage Corp., 5.5%, 1/1/34               $   457,005
   186,807     AAA/Aaa         Federal Home Loan Mortgage Corp., 5.5%, 9/1/17                   193,183
   159,028     AAA/Aaa         Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                  164,515
 1,156,543     AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                 1,196,375
   105,004     AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0%, 1/1/32                   108,620
    35,818     AAA/Aaa         Federal Home Loan Mortgage Corp., 6.5%, 5/1/09                    37,582
    56,705     AAA/Aaa         Federal Home Loan Mortgage Corp., 6.5%, 7/1/33                    59,741
    17,789     AAA/Aaa         Federal Home Loan Mortgage Corp., 6.5%, 11/1/33                   18,671
   145,347     AAA/Aaa         Federal National Mortgage Association, 5.0%, 6/1/34              144,284
   203,751     AAA/Aaa         Federal National Mortgage Association, 5.5%, 2/1/17              210,912
   127,905     AAA/Aaa         Federal National Mortgage Association, 5.5%, 3/1/34              129,926
   222,719     AAA/Aaa         Federal National Mortgage Association, 5.5%, 4/1/34              226,239
   263,593     AAA/Aaa         Federal National Mortgage Association, 5.5%, 9/1/34              267,760
   299,126     AAA/Aaa         Federal National Mortgage Association, 5.5%, 10/1/34             303,854
   223,574     AAA/Aaa         Federal National Mortgage Association, 5.5%, 11/1/33             227,169
   136,532     AAA/Aaa         Federal National Mortgage Association, 6.0%, 12/1/33             141,241
   110,000     AAA/Aaa         Federal National Mortgage Association, 6.125%, 3/15/12           122,216
    67,610     AAA/Aaa         Federal National Mortgage Association, 6.5%, 4/1/29               71,353
   143,018     AAA/Aaa         Federal National Mortgage Association, 6.5%, 7/1/32              150,115
    94,578     AAA/Aaa         Federal National Mortgage Association, 6.5%, 7/1/32               99,286
    21,208     AAA/Aaa         Federal National Mortgage Association, 6.5%, 8/1/13               22,509
    20,623     AAA/Aaa         Federal National Mortgage Association, 6.5%, 8/1/14               21,886
    62,139     AAA/Aaa         Federal National Mortgage Association, 6.5%, 9/1/32               65,442
    50,412     AAA/Aaa         Federal National Mortgage Association, 6.5%, 10/1/32              52,914
    17,685     AAA/Aaa         Federal National Mortgage Association, 6.5%, 10/1/32              18,562
    67,948     AAA/Aaa         Federal National Mortgage Association, 6.5%, 12/1/21              71,713
    10,000     AAA/Aaa         Federal National Mortgage Association, 7.125%, 6/15/10            11,494
    36,108     AAA/Aaa         Federal National Mortgage Association, 9.0%, 4/1/33               39,090
   389,233     AAA/Aaa         Freddie Mac, 5.0%, 4/1/34                                        386,788
   241,158     AAA/Aaa         Freddie Mac, 5.0%, 5/1/34                                        239,643
   150,000     AAA/Aaa         Freddie Mac, 5.75%, 1/15/12                                      163,413
    45,389     AAA/Aaa         Freddie Mac, 6.0%, 6/1/34                                         46,910
   260,832     AAA/Aaa         Freddie Mac, 6.0%, 11/1/33                                       269,561
   115,459     AAA/Aaa         Government National Mortgage Association, 5.0%, 4/15/34          115,601
    96,149     AAA/Aaa         Government National Mortgage Association, 5.5%, 4/15/33           98,294

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

  Principal   S&P/Moody's
     Amount   Ratings
    USD ($)   (unaudited)                                                                            Value
                              (U.S. Government and Agency Obligations Cont.)
  239,253     AAA/Aaa         Government National Mortgage Association, 5.5%, 8/15/19          $   249,518
  166,589     AAA/Aaa         Government National Mortgage Association, 5.5%, 8/15/33              170,305
   51,297     AAA/Aaa         Government National Mortgage Association, 5.5%, 9/15/33               52,490
  353,413     AAA/Aaa         Government National Mortgage Association, 6.0%, 8/15/32              367,116
  133,507     AAA/Aaa         Government National Mortgage Association, 6.5%, 5/15/33              140,575
   53,615     AAA/Aaa         Government National Mortgage Association, 6.5%, 10/15/28              56,547
  262,925     AAA/Aaa         Government National Mortgage Association I, 5.5%, 6/15/33            268,789
  183,588     AAA/Aaa         Government National Mortgage Association I, 5.5%, 7/15/33            187,683
  148,787     AAA/Aaa         Government National Mortgage Association I, 6.0%, 9/15/32            154,387
  467,764     AAA/Aaa         Government National Mortgage Association I, 6.0%, 9/15/33            485,108
  297,330     AAA/Aaa         Government National Mortgage Association II, 6.0%, 10/20/33          308,997
  181,240     AAA/Aaa         Government National Mortgage Association II, 5.5%, 2/20/34           185,030
   25,322     AAA/Aaa         Government National Mortgage Association II, 7.5%, 9/20/29            27,092
  470,000     AAA/Aaa         U.S. Treasury Notes, 4.0%, 11/15/12                                  469,210
  300,000     AAA/Aaa         U.S. Treasury Notes, 4.75%, 11/15/08                                 314,214
  200,000     AAA/Aaa         U.S. Treasury Notes, 4.75%, 5/15/14                                  208,422
  130,000     AAA/Aaa         U.S. Treasury Notes, 5.375%, 2/15/31                                 140,573
  500,000     AAA/Aaa         U.S. Treasury Notes, 5.625%, 5/15/08                                 536,289
                                                                                               -----------
                              Total Government                                                 $10,276,212
                                                                                               -----------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $10,185,772)                                               $10,276,212
                                                                                               -----------
                              TOTAL INVESTMENTS IN SECURITIES - 98.1%
                              (Cost $40,221,876)                                               $44,912,717
                                                                                               -----------
                              OTHER ASSETS AND LIABILITIES - 1.9%                              $   851,493
                                                                                               -----------
                              TOTAL NET ASSETS - 100.0%                                        $45,764,210
                                                                                               ===========

(A.D.R.) American Depositary Receipt

*        Non-income producing security

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2004,th evalue of these securities amounted to $824,112 or 1.8% of net assets.

NR       Not rated by either S&P or Moody's

74  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

                 S&P/Moody's
                 Ratings
        Shares   (unaudited)                                                                       Value
                                   CONVERTIBLE PREFERRED STOCKS - 2.5%
                                   Materials - 2.5%
                                   Construction Materials - 0.1%
        1,750    B-/B1             TXI Capital Trust I, 5.5%, 6/30/28                       $     88,638
                                                                                            ------------
                                   Diversified Metals & Mining - 2.4%
        3,000    B-/NR             Freeport-McCorp., 5.5%, 12/31/49 (144A)                  $  2,932,500
                                                                                            ------------
                                   Total Materials                                          $  3,021,138
                                                                                            ------------
                                   TOTAL CONVERTIBLE PREFERRED STOCKS
                                   (Cost $3,077,338)                                        $  3,021,138
                                                                                            ------------
    Principal    S&P/Moody's
       Amount    Ratings
      USD ($)    (unaudited)
                                   CONVERTIBLE CORPORATE BONDS - 32.0%
                                   Materials - 5.4%
                                   Commodity Chemicals - 0.4%
   200,000       B+/B1             Millenium Chemicals Inc., 4.0%, 11/15/23 (144A)          $    458,750
                                                                                            ------------
                                   Diversified Metals & Mining - 1.4%
   500,000       B+/B1             Freeport McMoran Copper & Gold, Inc., 7.0%, 2/11/11      $    750,000
   500,000       B+/B1             Massey Energy Co., 4.75% 5/15/23                              994,375
                                                                                            ------------
                                                                                            $  1,744,375
                                                                                            ------------
                                   Gold - 0.9%
1,000,000        NR/NR             Coeur D'Alene Mines Corp., 1.25%, 1/15/24                $    865,000
  250,000        BBB+/NR           Placer Dome Inc., 2.75%, 10/15/23                             306,563
                                                                                            ------------
                                                                                            $  1,171,563
                                                                                            ------------
                                   Specialty Chemicals - 0.4%
  800,000        BBB/Baa3          RPM International Inc., 1.389%, 5/13/33                  $    462,000
                                                                                            ------------
                                   Steel - 2.3%
3,000,000        B-/NR             Graftech International, 1.625%, 1/15/24 (144A)           $  2,778,750
                                                                                            ------------
                                   Total Materials                                          $  6,615,438
                                                                                            ------------
                                   Capital Goods - 4.2%
                                   Aerospace & Defense - 1.8%
1,725,000        B/B2              Alliant Technology Systems, 2.75%, 2/15/24 (144A)        $  1,826,344
  400,000        NR/NR             EDO Corp., 5.25%, 4/15/07                                     436,000
                                                                                            ------------
                                                                                            $  2,262,344
                                                                                            ------------
                                   Construction & Engineering - 1.1%
  875,000        NR/NR             Quanta Services, Inc., 4.0%, 7/1/07                      $    831,250
  500,000        B/NR              Quanta Services, 4.5%, 10/1/23                                545,000
                                                                                            ------------
                                                                                            $  1,376,250
                                                                                            ------------
                                   Electrical Component & Equipment - 1.0%
2,595,000        NR/B1             Roper Industries Inc., 1.4813%, 1/15/34                  $  1,229,381
                                                                                            ------------
                                   Industrial Machinery - 0.3%
  300,000        BB-/NR            Kaydon Corp., 4.0%, 5/23/23                              $    380,625
                                                                                            ------------
                                   Total Capital Goods                                      $  5,248,600
                                                                                            ------------
                                   Media - 1.9%
                                   Advertising - 1.9%
1,800,000        BB+/Baa3          Interpublic Group Co., 4.5%, 3/15/23                     $  2,358,000
                                                                                            ------------
                                   Total Media                                              $  2,358,000
                                                                                            ------------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

   Principal   S&P/Moody's
      Amount   Ratings
     USD ($)   (unaudited)                                                                    Value
                               Retailing - 1.2%
                               Specialty Stores - 1.2%
 1,500,000     B+/B3           Sonic Automotive, Inc., 5.25%, 5/7/09                   $  1,492,500
                                                                                       ------------
                               Total Retailing                                         $  1,492,500
                                                                                       ------------
                               Health Care Equipment & Services - 0.7%
                               Health Care Equipment - 0.7%
   375,000     NR/NR           Epix Medical, 3.0%, 6/15/24 (144A)                      $    338,438
   600,000     NR/NR           Wilson Greatbatch Technology, 2.25%, 6/15/13                 541,500
                                                                                       ------------
                               Total Health Care Equipment & Services                  $    879,938
                                                                                       ------------
                               Pharmaceuticals & Biotechnology - 5.7%
                               Biotechnology - 0.9%
   300,000     NR/NR           Cubist Pharmaceuticals, 5.5%, 11/1/08                   $    283,875
   850,000     NR/NR           CV Therapeutics, 4.75%, 3/7/07                               875,500
                                                                                       ------------
                                                                                       $  1,159,375
                                                                                       ------------
                               Pharmaceuticals - 4.8%
 2,615,000     NR/NR           Ivax Corp., Conv, 1.875%, 12/15/24 (144A)               $  2,696,719
 2,500,000     B/NR            Valeant Pharmaceuticals 3.0%, 8/16/10                      2,753,125
   400,000     NR/NR           Vertex Pharmaceuticals Inc., 5.75%, 2/15/11 (144A)           403,500
                                                                                       ------------
                                                                                       $  5,853,344
                                                                                       ------------
                               Total Pharmaceuticals & Biotechnology                   $  7,012,719
                                                                                       ------------
                               Real Estate - 0.6%
                               Real Estate Management & Development - 0.6%
   500,000     CCC+/Caa1       LNR Property Corp., 5.5%, 3/1/23                        $    695,625
                                                                                       ------------
                               Total Real Estate                                       $    695,625
                                                                                       ------------
                               Software & Services - 0.9%
                               Application Software - 0.7%
   200,000     NR/NR           Mentor Graphics, 6.875%, 6/15/07                        $    210,250
   500,000     NR/NR           Serena Software, 1.5%, 12/15/23                              586,250
                                                                                       ------------
                                                                                       $    796,500
                                                                                       ------------
                               IT Consulting & Other Services - 0.2%
   400,000     NR/NR           Safeguard Scientifics, 2.625%, 3/15/24                  $    294,500
                                                                                       ------------
                               Total Software & Services                               $  1,091,000
                                                                                       ------------
                               Technology Hardware & Equipment - 6.1%
                               Communications Equipment - 1.2%
 1,500,000     B-/NR           Adaptec Inc., 0.75%, 12/22/23                           $  1,428,750
                                                                                       ------------
                               Computer Storage & Peripherals - 0.6%
   700,000     NR/B2           Maxtor Corp., 6.8%, 4/30/10                             $    713,125
                                                                                       ------------
                               Electronic Equipment & Instruments - 1.2%
   300,000     B+/NR           Flir Systems, Inc., 3.0%, 6/1/23                        $    487,500
 1,000,000     NR/NR           Veeco Instruments, 4.125%, 12/21/08                          987,500
                                                                                       ------------
                                                                                       $  1,475,000
                                                                                       ------------
                               Electronic Manufacturing Services - 2.7%
 3,500,000     B+/Ba3          SCI Systems, Inc., 3.0%, 3/15/07                        $  3,377,500
                                                                                       ------------
                               Technology Distributors - 0.4%
   400,000     NR/R            Bell Microproducts, Inc., 3.75%, 3/5/24                 $    456,500
                                                                                       ------------
                               Total Technology Hardware & Equipment                   $  7,450,875
                                                                                       ------------

76 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Principal   S&P/Moody's
      Amount   Ratings
     USD ($)   (unaudited)                                                                     Value
                               Semiconductors - 5.2%
                               Semiconductor Equipment - 3.9%
   700,000     B-/NR           Advanced Energy Industries, Inc., 5.25%, 11/15/06        $    675,500
   200,000     NR/NR           Axcelis Technologies, 4.25%, 1/15/07                          198,500
   700,000     NR/NR           Brooks Automation, Inc., 4.75%, 6/1/08                        681,624
   500,000     B-/NR           Cymer, Inc., 3.5%, 2/15/09                                    497,500
 2,700,000     B-/NR           FEI Co., 5.5%, 8/15/08                                      2,727,000
                                                                                        ------------
                                                                                        $  4,780,124
                                                                                        ------------
                               Semiconductors - 1.3%
 1,300,000     CCC/NR          Conexant Systems, Inc., 4.0%, 2/1/07 (a)                 $  1,176,500
   500,000     B/NR            LSI Logic Corp., 4.0%, 5/15/10                                469,375
                                                                                        ------------
                                                                                        $  1,645,875
                                                                                        ------------
                               Total Semiconductors                                     $  6,425,999
                                                                                        ------------
                               TOTAL CONVERTIBLE CORPORATE BONDS
                               (Cost $38,069,020)                                       $ 39,270,694
                                                                                        ------------
                               CORPORATE BONDS - 68.1%
                               Energy - 3.6%
                               Oil & Gas Equipment and Services - 0.2%
   200,000     BB-/Ba3         Grant Prideco Escrow, 9.0%, 12/15/09                     $    221,500
                                                                                        ------------
                               Oil & Gas Refining Marketing & Transportation - 3.4%
   300,000     B+/B1           Frontier Oil Corp., 6.625%, 10/1/11 (144A)               $    306,000
 1,555,000     BB-/B2          Tesoro Petroleum Corp., 9.625%, 11/1/08                     1,694,950
 1,900,000     BB-/B2          Tesoro Petroleum Corp., 9.625%, 4/1/12                      2,185,000
                                                                                        ------------
                                                                                        $  4,185,950
                                                                                        ------------
                               Total Energy                                             $  4,407,450
                                                                                        ------------
                               Materials - 16.4%
                               Commodity Chemicals - 4.7%
 1,800,000     B+/B1           Arco Chemical Co., 9.8%, 2/1/20                          $  2,052,000
 2,500,000     BB+/Ba2         Nova Chemicals Corp., 7.875%, 9/15/25                       2,587,500
 1,000,000     BB+/Ba2         Nova Chemicals Corp., 7.4%, 4/1/09                          1,092,500
                                                                                        ------------
                                                                                        $  5,732,000
                                                                                        ------------
                               Diversified Metals & Mining - 1.1%
 1,375,000     B+/B1           Freeport-McMoran Copper & Gold, 6.875%, 2/1/09           $  1,366,406
                                                                                        ------------
                               Metal & Glass Containers - 2.1%
 1,500,000     B/B3            Crown Cork & Seal Co., Inc., 7.375%, 12/15/26            $  1,410,000
 1,000,000     B+/B1           Crown Holdings, 9.5%, 3/1/11                                1,140,000
                                                                                        ------------
                                                                                        $  2,550,000
                                                                                        ------------
                               Paper Products - 5.8%
 2,250,000     BB-/Ba3         Abitibi-Consolidated, Inc., 8.55%, 8/1/10                $  2,438,438
   885,000     BB/Ba3          Bowater Canada Finance, 7.95%, 11/15/11                       953,652
 3,800,000     BB/Ba3          Bowater, Inc., 6.5%, 6/15/13                                3,800,540
                                                                                        ------------
                                                                                        $  7,192,630
                                                                                        ------------
                               Specialty Chemicals - 2.7%
 2,200,000     B+/B1           Millenium America, Inc., 7.625%, 11/15/26                $  2,167,000
 1,000,000     B+/B1           Millenium America, Inc., 9.25%, 6/15/08                     1,137,500
                                                                                        ------------
                                                                                        $  3,304,500
                                                                                        ------------
                               Total Materials                                          $ 20,145,536
                                                                                        ------------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

   Principal   S&P/Moody's
      Amount   Ratings
     USD ($)   (unaudited)                                                                  Value
                               Capital Goods - 11.3%
                               Aerospace & Defense - 5.6%
 2,500,000     B/B2            DRS Technologies, Inc., 6.875%, 11/1/13               $  2,612,500
   700,000     B/B2            DRS Technologies, Inc., 6.875%, 11/1/13 (144A)             731,500
 1,525,000     B+/B1           Esterline Technology, 7.75%, 6/15/13                     1,666,063
   850,000     BB-/Ba3         L-3 Communications Corp., 5.875%, 1/15/15 (144A)           847,875
 1,000,000     BB-/Ba3         L-3 Communications Corp., 6.125%, 1/15/14                1,030,000
                                                                                     ------------
                                                                                     $  6,887,938
                                                                                     ------------
                               Industrial Machinery - 5.7%
   800,000     B/B3            JLG Industries, Inc., 8.375%, 6/15/12                 $    856,000
   800,000     B+/B1           Manitowoc Co., Inc., 7.125%, 11/1/13                       866,000
 5,100,000     NR/NR           Mueller Industries, Inc. 6.0%, 11/1/14                   4,998,000
   300,000     BB+/Ba3         SPX Corp., 7.5%, 1/1/13                                    325,500
                                                                                     ------------
                                                                                     $  7,045,500
                                                                                     ------------
                               Total Capital Goods                                   $ 13,933,438
                                                                                     ------------
                               Transportation - 0.4%
                               Air Freight & Couriers - 0.4%
   500,000     BB-/B1          Petroleum Helicopters, 9.375%, 5/1/09                 $    547,500
                                                                                     ------------
                               Total Transportation                                  $    547,500
                                                                                     ------------
                               Automobiles & Components - 0.2%
                               Tires & Rubber - 0.2%
   300,000     B-/B3           Goodyear Tire & Rubber, 7.857%, 8/15/11 (a)           $    304,500
                                                                                     ------------
                               Total Automobiles & Components                        $    304,500
                                                                                     ------------
                               Media - 1.8%
                               Advertising - 1.8%
 2,000,000     BB+/Baa3        Interpublic Group, Inc., 7.25%, 8/15/11               $  2,171,242
                                                                                     ------------
                               Total Media                                           $  2,171,242
                                                                                     ------------
                               Retailing - 2.3%
                               Department Stores - 0.8%
 1,000,000     BB+/Ba2         J.C. Penney Co., Inc., 7.625%, 3/1/97                 $  1,065,000
                                                                                     ------------
                               Specialty Stores - 1.5%
 1,790,000     B/B3            Pep Boys-Manny Moe Jack, 7.5%, 12/15/14               $  1,814,613
                                                                                     ------------
                               Total Retailing                                       $  2,879,613
                                                                                     ------------
                               Health Care Equipment & Services - 1.9%
                               Health Care Facilities - 0.4%
   500,000     BB+/Ba2         HCA, Inc., 6.25%, 2/15/13                             $    504,384
                                                                                     ------------
                               Health Care Supplies - 1.5%
 1,700,000     B-/Caa1         Inverness Medical Innovation, 8.75%, 2/15/12          $  1,776,500
                                                                                     ------------
                               Total Health Care Equipment & Services                $  2,280,884
                                                                                     ------------
                               Pharmaceuticals & Biotechnology - 2.3%
                               Pharmaceuticals - 2.3%
 2,700,000     BB-/B1          Valeant Pharmaceuticals, 7.0%, 12/15/11               $  2,808,000
                                                                                     ------------
                               Total Pharmaceuticals & Biotechnology                 $  2,808,000
                                                                                     ------------

78 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Principal   S&P/Moody's
      Amount   Ratings
     USD ($)   (unaudited)                                                                    Value
                               Real Estate - 9.6%
                               Real Estate Management & Development - 5.4%
 2,635,000     BB-/Ba3         Forest City Enterprises, 7.625%, 6/1/15                 $  2,793,100
 2,300,000     CCC+/Caa1       LNR Property Co., 7.25%, 10/15/13                          2,590,375
 1,100,000     CCC+/Caa1       LNR Property Co., 7.625%, 7/15/13                          1,248,500
                                                                                       ------------
                                                                                       $  6,631,975
                                                                                       ------------
                               Real Estate Investment Trusts - 4.2%
   500,000     B+/B3           BF Saul Real Estate Investment Trust, 7.5%, 3/1/14      $    515,000
 2,300,000     B/B1            Crescent Real Estate, 9.25%, 4/15/09                       2,518,500
 2,000,000     CCC+/B2         Meristar Hospitality Corp., 9.125%, 1/15/11                2,160,000
                                                                                       ------------
                                                                                       $  5,193,500
                                                                                       ------------
                               Total Real Estate                                       $ 11,825,475
                                                                                       ------------
                               Technology Hardware & Equipment - 9.1%
                               Communications Equipment - 4.1%
 4,300,000     BB+/Ba2         Corning, Inc., 5.9%, 3/15/14                            $  4,309,536
   700,000     BB+/Ba2         Corning, Inc., 6.2%, 3/15/16                                 701,770
                                                                                       ------------
                                                                                       $  5,011,306
                                                                                       ------------
                               Electronic Equipment & Instruments - 1.7%
 1,835,000     B/B2            General Cable Corp., 9.5%, 11/15/10                     $  2,073,550
                                                                                       ------------
                               Technology Distributors - 3.3%
 2,550,000     BBB-/Baa3       Arrow Electronic, Inc., 6.875%, 6/1/18                  $  2,724,145
 1,200,000     BBB-/Baa3       Arrow Electronic, Inc., 6.875%, 7/1/13                     1,317,504
                                                                                       ------------
                                                                                       $  4,041,649
                                                                                       ------------
                               Total Technology Hardware & Equipment                   $ 11,126,505
                                                                                       ------------
                               Utilities - 9.2%
                               Electric Utilities - 6.1%
 3,000,000     B-/B3           Allegheny Energy Supply, 7.8%, 3/15/11 (a)              $  3,270,000
 1,750,000     B-/B3           Allegheny Energy Supply, 8.25%, 4/15/12 (144A)             1,955,624
 1,000,000     B+/B1           CMS Energy Corp., 7.5%, 1/15/09                            1,065,000
 1,000,000     B+/B1           CMS Energy Corp., 8.5%, 4/15/11                            1,136,250
                                                                                       ------------
                                                                                       $  7,426,874
                                                                                       ------------
                               Multi-Utilities & Unregulated Power - 3.1%
 3,490,000     B+/B1           CMS Energy Corp., 7.75%, 8/1/10                         $  3,817,187
                                                                                       ------------
                               Total Utilities                                         $ 11,244,061
                                                                                       ------------
                               TOTAL CORPORATE BONDS
                               (Cost $79,489,329)                                      $ 83,674,204
                                                                                       ------------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

               S&P/Moody's
               Ratings
    Shares     (unaudited)                                                          Value
                               TEMPORARY CASH INVESTMENT - 2.9%
                               Security Lending Collateral - 2.9%
 3,541,345                     Securities Lending Investment Fund, 2.18%      $  3,541,345
                                                                              ------------
                               TOTAL TEMPORARY CASH INVESTMENT
                               (Cost $3,541,345)                              $  3,541,345
                                                                              ------------
                               TOTAL INVESTMENTS IN SECURITIES - 105.5%
                               (Cost $124,177,032)                            $129,507,381
                                                                              ------------
                               OTHER ASSETS AND LIABILITIES - (5.5)%          $ (6,705,919)
                                                                              ------------
                               TOTAL NET ASSETS - 100.0%                      $122,801,462
                                                                              ============

NR    Not rated by either S&P or Moody's
*     Non-income producing security
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2004, the value of these securities amounted to $15,276,000 or 12.4% of net assets.
(a)   At December 31, 2004, the following securities were out on loan:

         Shares    Security                                     Market Value
      1,899,750     Allegheny Energy Supply, 7.8%, 03/15/11      $ 2,070,728
      1,136,000     Conexant Systems Inc., 4.0%, 2/1/07            1,028,080
        285,000     Goodyear Tire & Rubber, 7.857%, 8/15/11          289,275
                                                                 -----------
                    Total                                        $ 3,388,083
                                                                 ===========

80 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

Principal          S&P/Moody's
   Amount            Ratings
  USD ($)          (unaudited)                                                                           Value
                                       CONVERTIBLE CORPORATE BONDS - 0.7%
                                       Technology Hardware & Equipment - 0.3%
                                       Electronic Manufacturing Services - 0.3%
150,000                B+/Ba3          SCI Systems, Inc., 3.0%, 3/15/07                              $   144,750
                                                                                                     -----------
                                       Total Technology Hardware & Equipment                         $   144,750
                                                                                                     -----------
                                       Semiconductors - 0.4%
                                       Semiconductor Equipment - 0.4%
170,000                NR/NR           Brooks Automation, Inc., 4.75%, 6/1/08                        $   165,538
                                                                                                     -----------
                                       Total Semiconductors                                          $   165,538
                                                                                                     -----------
                                       TOTAL CONVERTIBLE CORPORATE BONDS
                                       (Cost $277,820)                                               $   310,288
                                                                                                     -----------
                                       ASSET BACKED SECURITIES - 2.4%
                                       Diversified Financials - 0.9%
                                       Consumer Finance - 0.0%
DKK           69,512   AA+/Aa1         Realkredit Danmark, 7.0%, 10/1/32                             $    13,387
                                                                                                     -----------
                                       Diversified Financial Services - 0.8%
216,055                BBB-/Baa2       PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)      $   214,739
167,399                BBB/Baa2        Power Receivables Finance, 6.29%, 1/1/12 (144A)                   176,179
                                                                                                     -----------
                                                                                                     $   390,918
                                                                                                     -----------
                                       Total Diversified Financials                                  $   404,305
                                                                                                     -----------
                                       Utilities - 1.5%
                                       Electric Utilities - 1.5%
233,750                BBB-/Baa3       Empresa Electric Guacolda, 8.625%, 4/30/13 (144A)             $   266,943
425,700                BB-/Ba2         FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)                   439,003
                                                                                                     -----------
                                       Total Utilities                                               $   705,946
                                                                                                     -----------
                                       TOTAL ASSET BACKED SECURITIES
                                       (Cost $1,085,047)                                             $ 1,110,251
                                                                                                     -----------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
                                       Diversified Financials - 0.9%
                                       Diversified Financial Services - 0.9%
160,000                BBB-/Baa3       Tower 2004-1A E, 5.395%, 1/15/34                              $   159,703
265,000                BB/NR           Tower 2004-2A F, 6.376%, 12/15/14                                 263,675
                                                                                                     -----------
                                       Total Diversified Financials                                  $   423,378
                                                                                                     -----------
                                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                       (Cost $425,000)                                               $   423,378
                                                                                                     -----------
                                       CORPORATE BONDS - 53.8%
                                       Energy - 5.2%
                                       Oil & Gas Drilling - 0.9%
ITL      275,000,000   BBB-/Baa2       Petroleos Mexicanos, 7.375%, 8/13/07                          $   211,697
215,000                BB-/Ba3         Stena AB, 7.0%, 12/1/16 (144A)                                    212,850
                                                                                                     -----------
                                                                                                     $   424,547
                                                                                                     -----------
                                       Oil & Gas Equipment & Services - 0.7%
240,000                BB-/Ba3         Hornbeck Offshore Service , 6.125%, 12/1/14 (144A)            $   241,200
 76,000                B+/B3           Transmontaigne, Inc., 9.125%, 6/1/10                               82,460
                                                                                                     -----------
                                                                                                     $   323,660
                                                                                                     -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

Principal         S&P/Moody's
   Amount           Ratings
  USD ($)         (unaudited)                                                                        Value
                                      Oil & Gas Exploration & Production - 2.7%
300,000               B-/B3           Baytex Energy, Ltd., 9.625%, 7/15/10                     $   321,000
 60,000               BB-/Ba3         Chesapeake Energy Corp., 6.375%, 6/15/15 (144A)               61,650
 55,000               B/B2            Comstock Resources, Inc., 6.875%, 3/1/12                      56,788
300,000               BB-/Ba2         Gaz Capital SA, 8.625%, 4/28/34 (144A)                       351,000
250,000               BBB-/NR         Gazprom International SA., 7.201%, 2/1/20 (144A)             264,375
160,000               B+/B2           Stone Energy Corp., 6.75%, 12/15/14 (144A)                   159,600
                                                                                               -----------
                                                                                               $ 1,214,413
                                                                                               -----------
                                      Oil & Gas Refining Marketing & Transportation - 0.9%
 50,000               BB/Ba2          Citgo Petroleum Corp., 6.0%, 10/15/11 (144A)             $    49,750
350,000               BBB/Ba1         Magellan Midstream Partners, L.P., 6.45%, 6/1/14             378,492
                                                                                               -----------
                                                                                               $   428,242
                                                                                               -----------
                                      Total Energy                                             $ 2,390,862
                                                                                               -----------
                                      Materials - 12.2%
                                      Aluminum - 0.3%
135,000               B-/B3           Imco Recycling Escrow, 9.0%, 11/15/14 144A               $   140,400
                                                                                               -----------
                                      Commodity Chemicals - 1.1%
110,000               B+/B1           Arco Chemical Co., 9.8%, 2/1/20                          $   125,400
 13,000               B+/B1           Lyondell Petrochemical Co., 9.875%, 5/1/07                    13,618
300,000               BBB-/Ba1        Methanex Corp., 8.75%, 8/15/12                               350,250
                                                                                               -----------
                                                                                               $   489,268
                                                                                               -----------
                                      Construction Materials - 1.0%
NOK       3,200,000   NR/NR           Kvaerner A.S., 0.0%, 10/30/11                            $   423,158
 60,000               NR/NR           Kvaerner A.S., 0.0%, 10/30/11                                 48,150
                                                                                               -----------
                                                                                               $   471,308
                                                                                               -----------
                                      Diversified Chemical - 0.3%
EUR          79,000   CCC+/Caa1       Huntsman ICI Chemicals LLC, 10.125%, 7/1/09              $   112,881
                                                                                               -----------
                                      Diversified Metals & Mining - 2.8%
140,000               B+/B1           Freeport-McMoran Copper & Gold, 10.125%, 2/1/10          $   159,950
250,000               B+/B1           Freeport-McMoran Copper & Gold, 6.875%, 2/1/09               248,438
100,000               BBB/Ba1         Kennametal, Inc., 7.2%, 6/15/12                              111,124
400,000               NR/Ba2          Vale Overseas, Ltd., 8.25%, 1/17/34                          421,000
340,000               BB/Ba2          Vedenta Resources Plc, 6.625%, 2/22/10 (144A)                344,050
                                                                                               -----------
                                                                                               $ 1,284,562
                                                                                               -----------
                                      Forest Products - 1.2%
225,000               B+/B1           Ainsworth Lumber, 6.75%, 3/15/14                         $   220,219
300,000               BB-/Ba2         Sino Forest Corp., 9.125%, 8/17/11 (144A)                    327,750
                                                                                               -----------
                                                                                               $   547,969
                                                                                               -----------
                                      Metal & Glass Containers - 0.9%
EUR         100,000   B+/NR           Crown Holdings, 10.25%, 3/1/11                           $   157,482
130,000               B+/B1           Greif Brothers Corp., 8.875%, 8/1/12                         144,625
100,000               B+/B2           Vitro Envases Norteamerica, 10.75%, 7/23/11 (144A)           103,750
                                                                                               -----------
                                                                                               $   405,857
                                                                                               -----------
                                      Paper Products - 0.2%
100,000               BB-/Ba3         Abitibi-Consolidated, Inc., 6.0%, 6/20/13                $    95,375
                                                                                               -----------

82 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Principal         S&P/Moody's
   Amount          Ratings
  USD ($)         (unaudited)                                                                     Value
                                    Specialty Chemicals - 2.9%
  43,000            B+/B1           Arco Chemical Co., 9.375%, 12/15/05                      $    44,935
340,000             BBB-/Baa3       Basell Finance Co., 8.1%, 3/15/27 (144A)                     312,800
300,000             BB+/Baa3        Ferro Corp., 7.125%, 4/1/28                                  297,432
 25,000             BB+/Baa3        Ferro Corp., 7.625%, 5/1/13                                   25,858
170,000             B-/Caa1         OM Group, Inc., 9.25%, 12/15/11                              181,050
EUR       140,000   CCC+/B3         Rhodia SA, 8.0%, 6/1/10                                      196,717
EUR        45,000   CCC+/Caa1       Rhodia SA, 9.25%, 6/1/11                                      62,161
 50,000             B-/B3           Rockwood Specialties Group, 7.625%, 11/15/14 (144A)           69,832
135,000             B-/B3           United Industries Co., 9.875%, 4/1/09                        141,244
                                                                                             -----------
                                                                                             $ 1,332,029
                                                                                             -----------
                                    Steel - 1.5%
100,000             BB-/B1          CSN Islands IX Corp., 10.0%, 1/15/15 (144A)              $   107,375
225,000             BB-/B1          CSN Islands VIII Corp., 9.75%, 12/16/13 (144A)               240,750
325,000             BBB/B3          Ispat Inland ULC, Floating Rate, 4/1/10 (b)                  353,438
                                                                                             -----------
                                                                                             $   701,563
                                                                                             -----------
                                    Total Materials                                          $ 5,581,212
                                                                                             -----------
                                    Capital Goods - 4.5%
                                    Building Products - 1.0%
215,000             BB/Ba3          Asia Aluminum Holdings, 8.0%, 12/23/11 (144A)            $   217,150
195,000             B/B2            Resolution Performance Products, 8.0%, 12/15/09              209,625
 50,000             B-/B3           US Concrete, Inc., 8.375%, 4/1/14                             53,875
                                                                                             -----------
                                                                                             $   480,650
                                                                                             -----------
                                    Construction & Farm Machinery & Heavy Trucks - 0.3%
140,000             B-/B3           American Rock Salt Co., LLC, 9.5%, 3/15/14               $   146,300
                                                                                             -----------
                                    Construction & Engineering - 1.3%
225,000             CCC+/Caa1       J Ray McDermott SA, 11.0%, 12/15/13 (144A)               $   250,875
315,000             B+/Ba3          Shaw Group, Inc., 10.75%, 3/15/10 (a)                        347,288
                                                                                             -----------
                                                                                             $   598,163
                                                                                             -----------
                                    Heavy Electrical Equipment - 0.9%
398,923             NR/NR           Ormat Funding Corp., 8.25%, 12/30/20                     $   398,923
                                                                                             -----------
                                    Industrial Machinery - 1.0%
175,000             B/B3            JLG Industries, Inc., 8.375%, 6/15/12 (a)                $   187,250
250,000             B+/Ba2          Sun Sage BV, 8.25%, 3/26/09 (144A)                           262,500
                                                                                             -----------
                                                                                             $   449,750
                                                                                             -----------
                                    Total Capital Goods                                      $ 2,073,786
                                                                                             -----------
                                    Commercial Services & Supplies - 1.9%
                                    Diversified Commercial Services - 1.2%
115,000             B-/B3           Cornell Co's., Inc., 10.75%, 7/1/12                      $   122,906
215,000             CCC+/Caa1       Park-Ohio Industries, Inc., 8.375%, 11/15/14 (144A)          215,000
215,000             B+/B2           United Rentals NA, Inc., 7.75%, 11/15/13 (a)                 210,700
                                                                                             -----------
                                                                                             $   548,606
                                                                                             -----------
                                    Environmental Services - 0.7%
200,000             B/B3            Clean Harbors, Inc., 11.25%, 7/15/12 (144A)              $   224,000
 75,000             B+/B3           IESI Corp., 10.25%, 6/15/12                                   87,750
                                                                                             -----------
                                                                                             $   311,750
                                                                                             -----------
                                    Total Commercial Services & Supplies                     $   860,356
                                                                                             -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

  Principal   S&P/Moody's
     Amount   Ratings
    USD ($)   (unaudited)                                                                  Value
                              Transportation - 3.3%
                              Air Freight & Couriers - 0.3%
  130,000     BB-/B1          Petroleum Helicopters, 9.375%, 5/1/09                  $   142,350
                                                                                     -----------
                              Airlines - 0.9%
   35,000     CCC/Caa2        AMR Corp., 9.0%, 8/1/12 (a)                            $    28,175
   50,000     CCC/Caa2        AMR Corp., 9.0%, 9/15/16                                    39,000
   85,000     CCC/Caa2        AMR Corp., 9.8%, 10/1/21                                    61,625
  150,000     B/B3            Continental Air, Inc., 7.568%, 12/1/06                     123,100
   25,000     CCC+/Caa1       Northwest Airlines, Inc., 8.7%, 3/15/07                     22,125
  150,000     CCC+/Caa1       Northwest Airlines, Inc., 9.875%, 3/15/07 (a)              135,375
                                                                                     -----------
                                                                                     $   409,400
                                                                                     -----------
                              Marine - 1.0%
  100,000     CCC+/B3         Horizon Lines LLC., 9.0%, 11/1/12 (144A)               $   107,500
  325,000     B/B2            Ship Finance International, Ltd., 8.5%, 12/15/13           334,750
                                                                                     -----------
                                                                                     $   442,250
                                                                                     -----------
                              Railroads - 0.5%
  210,000     CCC+/B3         Atlantic Express Transport, 12.0%, 4/15/08             $   205,013
                                                                                     -----------
                              Transportation - 0.3%
  150,000     B/B2            TFM SA De CV, 11.75%, 6/15/09                          $   152,813
                                                                                     -----------
                              Trucking - 0.3%
  145,000     B-/B3           Trailer Bridge, Inc. 9.25%, 11/15/11 (144A)            $   148,988
                                                                                     -----------
                              Total Transportation                                   $ 1,500,814
                                                                                     -----------
                              Automobiles & Components - 0.4%
                              Auto Parts & Equipment - 0.3%
  135,000     B-/B3           Tenneco Automotive, Inc., 8.625%, 11/15/14 (144A)      $   140,400
                                                                                     -----------
                              Automobile Manufacturers - 0.1%
   35,000     BBB-/A3         Ford Motor Credit Co., 5.8%, 1/12/09                   $    35,775
                                                                                     -----------
                              Total Automobiles & Components                         $   176,175
                                                                                     -----------
                              Consumer Durables & Apparel - 0.6%
                              Textiles - 0.6%
  240,000     B+/B1           Invista, 9.25%, 5/1/12 (144A)                          $   267,600
                                                                                     -----------
                              Total Consumer Durables & Apparel                      $   267,600
                                                                                     -----------
                              Media - 0.7%
                              Broadcasting & Cable Television - 0.7%
  150,000     B-/B2           Kabel Deutschland GMBH, 10.625%, 7/1/14                $   172,500
  100,000     B-/B2           Kabel Deutschland, 10.75%, 7/1/14 (144A)                   159,518
                                                                                     -----------
                                                                                     $   332,018
                                                                                     -----------
                              Total Media                                            $   332,018
                                                                                     -----------
                              Retailing - 0.6%
                              Specialty Stores - 0.6%
  145,000     B/B3            Asbury Automotive Group, 8.0%, 3/15/14                 $   143,550
   35,000     B/B3            Pep Boys-Manny Moe Jack, 7.5%, 12/15/14                     35,481
  100,000     BB/Ba2          Toys "R" Us, 7.375%, 10/15/18                               92,500
                                                                                     -----------
                                                                                     $   271,531
                                                                                     -----------
                              Total Retailing                                        $   271,531
                                                                                     -----------

84  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Principal         S&P/Moody's
 Amount             Ratings
 USD ($)          (unaudited)                                                                       Value
                                    Food & Drug Retailing - 0.5%
                                    Drug Retail - 0.5%
170,000             CCC/Caa1        Duane Reade, Inc., 9.75%, 8/1/11 (144A)                    $   154,700
 60,000             B-/B2           Duane Reade, Inc., Floating Rate, 12/15/10 (144A) (b)           60,900
                                                                                               -----------
                                                                                               $   215,600
                                                                                               -----------
                                    Total Food & Drug Retailing                                $   215,600
                                                                                               -----------
                                    Food, Beverage & Tobacco - 0.8%
                                    Brewers - 0.6%
220,000             BBB/Baa3        Cia Brasileira de Bebida, 8.75%, 9/15/13                   $   256,300
                                                                                               -----------
                                    Soft Drinks - 0.2%
 80,000             BBB/Baa3        Cia Brasileira de Bebida, 10.5%, 12/15/11                  $   100,400
                                                                                               -----------
                                    Total Food, Beverage & Tobacco                             $   356,700
                                                                                               -----------
                                    Health Care Equipment & Services - 1.7%
                                    Health Care Distributors - 0.1%
 60,000             BB+/Ba2         Omnicare, Inc., 6.125%, 6/1/13                             $    60,300
                                                                                               -----------
                                    Health Care Facilities - 1.3%
350,000             BB+/Ba2         HCA, Inc., 6.3%, 10/1/12                                   $   354,972
210,000             BB/Ba1          Mayne Group, Ltd., 5.875%, 12/1/11 (144A)                      213,938
                                                                                               -----------
                                                                                               $   568,910
                                                                                               -----------
                                    Health Care Supplies - 0.3%
125,000             B-/Caa1         Inverness Medical Innovation, 8.75%, 2/15/12               $   130,625
                                                                                               -----------
                                    Total Health Care Equipment & Services                     $   759,835
                                                                                               -----------
                                    Banks - 0.5%
                                    Diversified Banks - 0.5%
200,000             B+/Baa2         Halyk Savings Bank Kazaktn, 8.125%, 10/7/09 (144A)         $   207,500
 15,000             BBB+/A1         Skandinaviska Enskilda Bank, 8.125%, 9/6/49 (144A)              16,086
                                                                                               -----------
                                                                                               $   223,586
                                                                                               -----------
                                    Total Banks                                                $   223,586
                                                                                               -----------
                                    Diversified Financials - 7.1%
                                    Consumer Finance - 0.6%
265,000             A/A2            SLM Corp., Floating Rate, 7/25/14 (b)                      $   264,051
                                                                                               -----------
                                    Investment Banking & Brokerage - 2.1%
EUR       200,000   B-/B3           BCP Caylux Holdings Lux SCA, 10.375%, 6/15/14 (144A)       $   316,321
EUR        50,000   B-/B3           BCP Caylux Holdings Lux SCA, 9.625%, 6/15/14 (144A)             56,375
325,000             B+/B1           E*Trade Financial Corp., 8.0%, 6/15/11 (144A)                  349,375
250,000             B/B3            Refco Finance Holdings, 9.0%, 8/1/12 (144A)                    273,750
                                                                                               -----------
                                                                                               $   995,821
                                                                                               -----------
                                    Diversified Financial Services - 2.9%
157,000             CCC/Caa1        Alamosa Delaware, Inc., 0.0%, 7/31/09                      $   170,345
250,000             BB+/Ba2         Aries Vermogensverwaltng, 9.6%, 10/25/14 (144A)                307,500
210,000             B/B3            Dollar Financial Group, 9.75%, 11/15/11                        227,850
425,000             BBB-/Baa3       Glencore Funding LLC, 6.0%, 4/15/14 (144A)                     411,178
200,000             B/B1            Sheridan Acquisition Corp., 10.25%, 8/15/11                    218,750
                                                                                               -----------
                                                                                               $ 1,335,623
                                                                                               -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------


 Principal   S&P/Moody's
    Amount   Ratings
   USD ($)   (unaudited)                                                                              Value
                             Specialized Finance - 1.4%
   95,000    CCC+/B3         Aventine Renewable Energy, Floating Rate, 12/15/11 (144A) (b)      $    95,950
   55,000    B-/Caa1         K&F Acquisition, Inc., 7.75%, 11/15/14 (144A)                           56,788
  145,000    B+/Ba3          Magnachip Semiconductor, Floating Rate, 12/15/11 (b)                   148,988
  225,000    NR/Baa3         Tengizchevroil LLP, 6.124%, 11/15/14 (144A)                            225,563
  100,000    B-/B3           UGS Corp., 10.0%, 6/1/12 (144A)                                        113,750
                                                                                                -----------
                                                                                                $   641,039
                                                                                                -----------
                             Total Diversified Financials                                       $ 3,236,534
                                                                                                -----------
                             Insurance - 3.8%
                             Life & Health Insurance - 1.4%
  365,000    B+/B2           Presidential Life Corp., 7.875%, 2/15/09                           $   365,000
  300,000    BB+/Ba1         Provident Companies, Inc., 7.0%, 7/15/18 (a)                           289,875
                                                                                                -----------
                                                                                                $   654,875
                                                                                                -----------
                             Multi-Line Insurance - 0.5%
  210,000    BB/Ba1          Allmerica Financial Corp., 7.625%, 10/15/25                        $   213,929
                                                                                                -----------
                             Property & Casualty Insurance - 1.4%
  285,000    BBB-/NR         Kingsway America, Inc., 7.5%, 2/1/14                               $   295,480
  350,000    BB/Baa3         Ohio Casualty Corp., 7.3%, 6/15/14                                     376,669
                                                                                                -----------
                                                                                                $   672,149
                                                                                                -----------
                             Reinsurance - 0.5%
  200,000    BBB-/Baa3       Odyssey Re Holdings, 7.65%, 11/1/13                                $   220,592
                                                                                                -----------
                             Total Insurance                                                    $ 1,761,545
                                                                                                -----------
                             Real Estate - 1.3%
                             Real Estate Management & Development - 0.7%
  185,000    BB-/Ba3         Forest City Enterprises, 7.625%, 6/1/15                            $   196,100
  100,000    CCC+/Caa1       LNR Property Co., 7.25%, 10/15/13                                      112,624
                                                                                                -----------
                                                                                                $   308,724
                                                                                                -----------
                             Real Estate Investment Trusts - 0.6%
  120,000    B+/B3           BF Saul Real Estate Investment Trust, 7.5%, 3/1/14                 $   123,600
  155,000    B/B1            Crescent Real Estate, 9.25%, 4/15/09                                   169,723
                                                                                                -----------
                                                                                                $   293,323
                                                                                                -----------
                             Total Real Estate                                                  $   602,047
                                                                                                -----------
                             Software & Services - 0.3%
                             Application Software - 0.3%
  100,000    B-/B3           Riverdeep Group, Ltd., 9.25%, 4/15/11                              $   145,263
                                                                                                -----------
                             Total Software & Services                                          $   145,263
                                                                                                -----------
                             Technology Hardware & Equipment - 0.8%
                             Communications Equipment - 0.8%
   50,000    BB+/Ba2         Corning, Inc., 5.9%, 3/15/14                                       $    50,111
  150,000    BB+/Ba2         Corning, Inc., 6.3%, 3/1/09                                            157,320
  200,000    BB/Ba3          Rogers Wireless, Inc., 7.625%, 12/15/11 (144A)                         173,358
                                                                                                -----------
                                                                                                $   380,789
                                                                                                -----------
                             Total Technology Hardware & Equipment                              $   380,789
                                                                                                -----------

86  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Principal   S&P/Moody's
   Amount   Ratings
  USD ($)   (unaudited)                                                                     Value
                                    Telecommunication Services - 5.4%
                                    Integrated Telecommunication Services - 2.5%
325,000             B+/B2           GCI Inc., 7.25%, 2/15/14                                  $   325,000
145,000             B+/B2           Innova S De R.L., 9.375%, 9/19/13                             164,938
180,000             B-/B3           NTL Cable Plc., 8.75%, 4/15/14 (144A)                         272,470
375,000             NR/Baa3         Tele Norte Leste Participacoes, 8.0%, 12/18/13                386,250
                                                                                              -----------
                                                                                              $ 1,148,658
                                                                                              -----------
                                    Wireless Telecommunication Services - 2.9%
200,000             B-/B2           Inmarsat Finance Plc., 7.625%, 6/3/12                     $   208,000
130,000             CCC+/B3         Iwo Escrow Co., Floating Rate, 1/15/12 (144A) (b)             130,975
170,000             CCC+/B3         MetroPCS, Inc., 10.75%, 10/1/11 (144A)                        181,900
150,000             B-/B3           Mobifon Holdings, 12.5%, 7/31/10 (144A)                       177,937
115,000             BB-/Ba3         Mobile Telesystems Finance, 8.375%, 10/14/10 (144A)           117,300
CAD       240,000   BB/Ba3          Rogers Cantel, Inc., 10.5%, 6/1/06                            214,886
275,000             CCC/Caa1        Ubiquitel Operating Co., 9.875%, 3/1/11                       308,688
                                                                                              -----------
                                                                                              $ 1,339,686
                                                                                              -----------
                                    Total Telecommunication Services                          $ 2,488,344
                                                                                              -----------
                                    Utilities - 2.2%
                                    Electric Utilities - 2.2%
150,000             CCC/Caa1        Alamosa Delaware, 8.5%, 1/31/12                           $   163,875
350,000             NR/NR           Juniper Generation, 6.79%, 12/31/14 (144A)                    349,992
250,000             BBB-/Baa3       Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)              251,000
250,000             BB-/Ba2         MSW Energy Holdings, 7.375%, 9/1/10                           262,500
                                                                                              -----------
                                                                                              $ 1,027,367
                                                                                              -----------
                                    Total Utilities                                           $ 1,027,367
                                                                                              -----------
                                    TOTAL CORPORATE BONDS
                                    (Cost $22,963,833)                                        $24,651,964
                                                                                              -----------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 24.3%
 49,633             AAA/Aaa         Federal Home Loan Mortgage Corp., 5.0%, 5/1/34            $    49,321
 79,514             AAA/Aaa         Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                82,257
199,797             AAA/Aaa         Federal Home Loan Mortgage Corp., 5.5%, 11/1/34               203,100
358,609             AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0%, 6/1/17                375,630
 20,671             AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                 21,383
 86,944             AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                89,854
450,000             AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                465,083
 15,278             AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                 15,804
951,792             AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                983,694
298,548             AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0% 11/1/33                308,540
118,338             AAA/Aaa         Federal National Mortgage Association, 5.5%, 12/1/18          122,403
 67,990             AAA/Aaa         Federal National Mortgage Association, 5.5%, 3/1/18            70,325
128,343             AAA/Aaa         Federal National Mortgage Association, 5.5%, 4/1/19           132,783
198,134             AAA/Aaa         Federal National Mortgage Association, 5.5%, 5/1/34           201,266
166,061             AAA/Aaa         Federal National Mortgage Association, 6.0%, 1/1/34           171,799
 13,994             AAA/Aaa         Federal National Mortgage Association, 6.0%, 2/1/32            14,490
134,097             AAA/Aaa         Federal National Mortgage Association, 6.0%, 7/1/17           140,597
 14,754             AAA/Aaa         Federal National Mortgage Association, 6.0% 11/1/32            15,276
449,455             AAA/Aaa         Federal National Mortgage Association, 6.0%, 11/1/33          464,956
  9,894             AAA/Aaa         Federal National Mortgage Association, 6.0%, 12/1/31           10,245
145,157             AAA/Aaa         Federal National Mortgage Association, 6.0%, 12/1/33          150,163

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

Principal         S&P/Moody's
 Amount            Ratings
 USD ($)         (unaudited)                                                                              Value
                                    U.S. Government and Agency Obligations - (Cont.)
177,250             AAA/Aaa         Federal National Mortgage Association, 6.0%, 12/1/33             $   183,363
AUD       800,000   AAA/Aaa         Federal National Mortgage Association, 6.375%, 8/15/07               638,810
 11,958             AAA/Aaa         Federal National Mortgage Association, 6.5%, 2/1/32                   12,554
  2,108             AAA/Aaa         Federal National Mortgage Association, 6.5%, 7/1/31                    2,214
  7,397             AAA/Aaa         Federal National Mortgage Association, 6.5%, 10/1/31                   7,765
  1,736             AAA/Aaa         Federal National Mortgage Association, 7.0%, 9/1/29                    1,842
    460             AAA/Aaa         Federal National Mortgage Association, 7.5%, 6/1/30                      492
188,900             AAA/Aaa         Government National Mortgage Association, 4.5%, 5/15/34              184,437
187,405             AAA/Aaa         Government National Mortgage Association, 5.5%, 4/20/34              191,324
 71,532             AAA/Aaa         Government National Mortgage Association, 5.5%, 7/15/34               73,096
496,112             AAA/Aaa         Government National Mortgage Association, 5.5%, 10/15/19             517,398
497,067             AAA/Aaa         Government National Mortgage Association, 5.5%, 10/15/34             507,930
361,022             AAA/Aaa         Government National Mortgage Association, 6.0%, 2/15/18              380,447
 51,042             AAA/Aaa         Government National Mortgage Association, 6.0%, 2/15/33               52,935
 37,103             AAA/Aaa         Government National Mortgage Association, 6.0%, 3/15/33               38,478
110,588             AAA/Aaa         Government National Mortgage Association, 6.0%, 3/15/33              114,688
 72,794             AAA/Aaa         Government National Mortgage Association, 6.0%, 3/15/33               75,546
 37,990             AAA/Aaa         Government National Mortgage Association, 6.0%, 5/15/17               40,031
 35,885             AAA/Aaa         Government National Mortgage Association, 6.0%, 6/15/17               37,813
277,895             AAA/Aaa         Government National Mortgage Association, 6.0%, 6/15/17              292,826
 93,191             AAA/Aaa         Government National Mortgage Association, 6.0%, 6/15/33               96,646
 74,872             AAA/Aaa         Government National Mortgage Association, 6.0%, 6/15/33               77,648
 62,068             AAA/Aaa         Government National Mortgage Association, 6.0%, 7/15/33               64,370
132,790             AAA/Aaa         Government National Mortgage Association, 6.0%, 7/15/33              137,713
707,891             AAA/Aaa         Government National Mortgage Association, 6.0%, 8/15/16              745,964
225,479             AAA/Aaa         Government National Mortgage Association, 6.0%, 8/15/19              237,603
150,775             AAA/Aaa         Government National Mortgage Association, 6.0%, 9/15/33              156,365
 59,656             AAA/Aaa         Government National Mortgage Association, 6.0%, 9/15/33               61,867
101,283             AAA/Aaa         Government National Mortgage Association, 6.0%, 10/15/33             105,039
499,075             AAA/Aaa         Government National Mortgage Association, 6.0%, 10/15/34             517,609
 13,740             AAA/Aaa         Government National Mortgage Association, 6.5%, 1/15/30               14,477
 43,755             AAA/Aaa         Government National Mortgage Association, 6.5%, 1/15/33               46,072
192,578             AAA/Aaa         Government National Mortgage Association, 6.5%, 1/15/34              202,766
 35,569             AAA/Aaa         Government National Mortgage Association, 6.5%, 2/15/32               37,476
 52,338             AAA/Aaa         Government National Mortgage Association, 6.5%, 3/15/29               55,163
 39,310             AAA/Aaa         Government National Mortgage Association, 6.5%, 3/15/32               41,418
 81,978             AAA/Aaa         Government National Mortgage Association, 6.5%, 5/15/33               86,318
  4,190             AAA/Aaa         Government National Mortgage Association, 6.5%, 6/15/31                4,415
 50,371             AAA/Aaa         Government National Mortgage Association, 6.5%, 11/15/32              53,071
  2,005             AAA/Aaa         Government National Mortgage Association, 7.0%, 3/15/31                2,131
  4,892             AAA/Aaa         Government National Mortgage Association, 7.0%, 3/15/31                5,200
 25,219             AAA/Aaa         Government National Mortgage Association, 7.5%, 5/15/23               26,943
182,274             AAA/Aaa         Government National Mortgage Association II, 5.5%, 3/20/34           186,087
387,393             AAA/Aaa         Government National Mortgage Association II, 6.0%, 11/20/33          401,272
175,000             AAA/Aaa         U.S. Treasury Notes, 5.25%, 2/15/29                                  183,572
120,000             AAA/Aaa         U.S. Treasury Notes, 5.375%, 2/15/31                                 129,759
                                                                                                     -----------
                                                                                                     $11,119,922
                                                                                                     -----------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost $10,991,307)                                               $11,119,922
                                                                                                     -----------

88   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           Principal   S&P/Moody's
              Amount   Ratings
             USD ($)   (unaudited)                                                                                   Value
                                       FOREIGN GOVERNMENT BONDS - 11.9%
ITL      530,000,000   B+/B1           Banco Nac De Desen Econo, 8.0%, 4/28/10                                 $   397,631
CAD           27,000   AAA/Aaa         Government of Canada, 4.25%, 9/1/08                                          23,139
CAD          659,000   AAA/Aaa         Government of Canada, 4.25%, 9/1/09                                         562,973
CAD          315,000   AAA/Aaa         Government of Canada, 5.25%, 6/1/12                                         281,542
EUR          343,000   AAA/Aaa         Government of France, 3.0%, 7/25/09                                         556,888
SEK        1,665,000   TSY/Aaa         Government of Sweden, 5.25%, 3/15/11                                        274,070
SEK        2,955,000   TSY/Aaa         Government of Sweden, 5.5%, 10/8/12                                         496,200
SEK        2,150,000   TSY/Aaa         Government of Sweden, 8.0%, 8/15/07                                         365,979
JPY       10,000,000   TSY/Tsy         Government of Japan, 1.5%, 1/20/05                                           97,729
NOK        1,320,000   TSY/Aaa         Norwegian Government, 6.0%, 5/16/11                                         246,852
NOK        3,410,000   TSY/Aaa         Norwegian Government, 6.75%, 1/15/07                                        609,083
AUD          532,000   AA/Aa2          Ontario Province, 5.5%, 4/23/13                                             409,458
AUD          207,000   NR/Aaa          Queensland Treasury, 6.0%, 8/14/13                                          167,600
             315,605   BB+/Ba2         Republic of Columbia, 9.75%, 4/9/11                                         362,946
             250,000   BB/Ba1          Republic of Panama, 7.25%, 3/15/15                                          260,000
             185,000   BB-/Ba3         Republic of Peru, 8.375%, 5/3/16                                            207,200
DEM          180,000   BBB-/Baa3       United Mexican States, 8.25%, 2/24/09                                       146,377
                                                                                                               -----------
                                                                                                               $ 5,465,667
                                                                                                               -----------
                                       TOTAL FOREIGN GOVERNMENT BONDS
                                       (Cost $4,501,809)                                                       $ 5,465,667
                                                                                                               -----------
                                       SOVEREIGN ISSUES - 0.6%
 75,000                CC/B3           Domincan Republic, 9.04%, 1/23/13 (144A)                                $    62,063
100,000                BB-/Ba3         Republic of Peru, 9.875%, 2/06/15                                           122,500
 75,000                BB-/Ba3         Republic of Peru, 9.125%, 2/21/12                                            87,375
                                                                                                               -----------
                                       TOTAL SOVEREIGN ISSUES
                                       (Cost $266,679)                                                         $   271,938
                                                                                                               -----------
                                       MUNICIPAL BONDS - 1.9%
                                       Government - 1.0%
 90,000                BBB/Baa3        Golden State Tobacco Securitization, 6.75%, 6/1/39                      $    90,050
175,000                B/Caa2          New Jersey Economic Development Authority Special Facility Revenue,
                                       7.0%, 11/15/30                                                              154,257
105,000                BBB/Baa3        Tobacco Settlement Authority Washington, 6.625%, 6/1/32                     103,106
 60,000                BBB/Baa3        Tobacco Settlement Financing Corp., 7.0%, 6/1/41                             60,602
100,000                NR/NR           Wayne Charter County SPL, 6.75%, 12/1/15                                     87,404
                                                                                                               -----------
                                                                                                               $   495,419
                                                                                                               -----------
                                       Muni Airport - 0.1%
 50,000                B/Caa2          New Jersey Economic Development Authority, 6.25%, 9/15/29               $    40,630
                                                                                                               -----------
                                       Muni Tobacco - 0.7%
300,000                BBB/Baa3        Tobacco Settlement Financing Corp., NJ, 6.25%, 6/1/43                   $   279,105
 50,000                BBB/Baa3        Tobacco Settlement Financing Corp., NJ, 6.25%, 6/1/42                        46,411
                                                                                                               -----------
                                                                                                               $   325,516
                                                                                                               -----------
                                       Total Government                                                        $   861,565
                                                                                                               -----------
                                       TOTAL MUNICIPAL BONDS
                                       (Cost $773,830)                                                         $   861,565
                                                                                                               -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
     Shares       Ratings                                                            Value
                                TEMPORARY CASH INVESTMENT - 2.6%
                                Security Lending Collateral - 2.6%
  1,191,203                     Securities Lending Investment Fund, 2.18%      $ 1,191,203
                                                                               -----------
                                TOTAL TEMPORARY CASH INVESTMENT
                                (Cost $1,191,203)                              $ 1,191,203
                                                                               -----------
                                TOTAL INVESTMENTS IN SECURITIES - 99.1%
                                (Cost $42,476,528) (b)                         $45,406,176
                                                                               -----------
                                OTHER ASSETS AND LIABILITIES - 0.9%            $   434,717
                                                                               -----------
                                TOTAL NET ASSETS - 100.0%                      $45,840,892
                                                                               ============

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2004, the value of these securities amounted to $10,546,821 or 24.1% of net assets.
NR    Not rated by either S&P or Moody's
TSY   Treasury Security
(a)   At December 31, 2004, the following securities were out on loan:

      Shares   Security                                       Market Value
       33,250     AMR Corp., 9.0%, 8/1/12                        $    26,766
      166,250     JLG Industries, Inc., 8.375%, 6/15/12              177,888
      142,250     Northwest Airlines, Inc., 9.875%, 3/15/07          128,381
      285,000     Provident Companies, Inc., 7.0%, 7/15/18           276,450
      299,250     Shaw Group, Inc., 10.75%, 3/15/10                  329,174
      204,250     United Rentals NA, Inc., 7.75%, 11/15/13           200,165
                                                                  -----------
                  Total                                          $ 1,138,824
                                                                  ===========

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
NOTE: Principal amounts are denominated in U.S. dollars unless otherwise noted.
DEM   Deutsche Marks.
EURO  Euro
SEK   Swedish Krona.
NOK   Norwegian Kroner.
ITL   Italian Lira.
CAD   Canadian Dollar.
AUD   Australian Dollar.
JPY   Japanese Yen.
DKK   Danish Kroner

90 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

    Principal
       Amount                                                                      Value
              COLLATERALIZED MORTGAGE OBLIGATIONS - 0.4%
              Government - 0.4%
 $  176,290   Freddie Mac, 5.0%, 1/15/16                                     $   179,566
                                                                             -----------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (Cost $182,044)                                                $   179,566
                                                                             -----------
              CORPORATE BONDS - 0.5%
              Miscellaneous - 0.5%
    250,000   Private Export Funding, 3.375%, 2/15/09                        $   246,378
                                                                             -----------
              TOTAL CORPORATE BONDS
              (Cost $250,000)                                                $   246,378
                                                                             -----------
              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 95.8%
    275,973   Fannie Mae, 5.5%, 6/1/23                                       $   282,311
    250,000   Fannie Mae, Floating Rate Note, 3/1/19                             247,845
    250,000   Federal Farm Credit Bank, 3.25%, 6/15/07                           249,358
    400,000   Federal Farm Credit Bank, 4.9%, 3/17/14                            390,855
    100,000   Federal Farm Credit Bank, 5.88%, 9/8/08                            107,537
    200,000   Federal Farm Credit Bank, Medium Term Note, 6.38%, 11/27/06        211,468
    400,000   Federal Home Loan Bank, 4.53%, 10/30/06                            409,193
    850,000   Federal Home Loan Bank, 5.875%, 11/15/07                           905,489
    300,000   Federal Home Loan Bank, 5.89%, 6/30/08                             322,649
    290,891   Federal Home Loan Mortgage Corp., 5.5%, 9/1/34                     295,700
    251,395   Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                     260,053
  1,175,562   Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                   1,214,904
    899,518   Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                     929,668
    105,850   Federal Home Loan Mortgage Corp., 6.0%, 10/1/32                    109,496
    218,792   Federal Home Loan Mortgage Corp., 6.0%, 11/1/32                    226,328
    488,433   Federal Home Loan Mortgage Corp., 6.0%, 11/1/32                    505,255
     57,634   Federal Home Loan Mortgage Corp., 6.0%, 12/1/32                     59,619
    187,579   Federal Home Loan Mortgage Corp., 6.0%, 12/1/32                    194,040
     76,135   Federal Home Loan Mortgage Corp., 6.5%, 1/1/29                      80,041
     62,203   Federal Home Loan Mortgage Corp., 6.5%, 2/1/32                      65,331
     38,797   Federal Home Loan Mortgage Corp., 6.5%, 3/1/29                      40,770
    104,969   Federal Home Loan Mortgage Corp., 6.5%, 3/1/11                     111,272
     51,493   Federal Home Loan Mortgage Corp., 6.5%, 4/1/31                      54,083
    295,687   Federal Home Loan Mortgage Corp., 6.5%, 4/1/32                     310,484
    102,288   Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                     107,407
    313,916   Federal Home Loan Mortgage Corp., 6.5%, 7/1/16                     332,419
    101,667   Federal Home Loan Mortgage Corp., 6.5%, 10/1/31                    106,780
    140,000   Federal Home Loan Mortgage Corp., 6.7%, 1/5/07                     149,258
     28,003   Federal Home Loan Mortgage Corp., 7.0%, 2/1/31                      29,688
     31,723   Federal Home Loan Mortgage Corp., 7.0%, 3/1/32                      33,769
      3,927   Federal Home Loan Mortgage Corp., 7.0%, 4/1/30                       4,163
     54,342   Federal Home Loan Mortgage Corp., 7.0%, 4/1/32                      57,612
      9,139   Federal Home Loan Mortgage Corp., 7.0%, 6/1/31                       9,688
      4,628   Federal Home Loan Mortgage Corp., 7.0%, 7/1/31                       4,906
     12,064   Federal Home Loan Mortgage Corp., 7.0%, 9/1/31                      12,786
     51,676   Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                      55,390
    279,272   Federal National Mortgage Association, 4.5%, 4/1/19                278,559
    111,964   Federal National Mortgage Association, 5.0%, 3/1/09                113,931

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

    Principal
       Amount                                                                  Value
              U.S. Government and Agency Obligations - (Cont.)
 $  251,032   Federal National Mortgage Association, 5.0%, 7/1/19        $   255,213
    268,174   Federal National Mortgage Association, 5.5%, 2/1/33            272,313
    377,212   Federal National Mortgage Association, 5.5%, 3/1/18            390,263
    290,566   Federal National Mortgage Association, 5.5%, 3/1/34            295,159
    397,281   Federal National Mortgage Association, 5.5%, 4/1/18            412,484
    458,366   Federal National Mortgage Association, 5.5%, 4/1/19            474,224
    406,282   Federal National Mortgage Association, 5.5%, 9/1/33            412,816
    425,363   Federal National Mortgage Association, 5.5%, 11/1/33           432,203
    597,379   Federal National Mortgage Association, 6.0%, 3/1/33            618,531
    157,145   Federal National Mortgage Association, 6.0%, 4/1/33            162,709
    219,343   Federal National Mortgage Association, 6.0%, 5/1/33            226,908
    187,628   Federal National Mortgage Association, 6.0%, 6/1/33            194,099
    198,880   Federal National Mortgage Association, 6.0%, 7/1/34            205,753
    227,731   Federal National Mortgage Association, 6.0%, 9/1/34            235,601
     60,951   Federal National Mortgage Association, 6.0%, 10/1/32            63,109
     96,547   Federal National Mortgage Association, 6.0%, 11/1/32            99,965
    137,611   Federal National Mortgage Association, 6.0%, 11/1/32           142,484
    314,302   Federal National Mortgage Association, 6.0%, 11/1/32           325,431
    267,902   Federal National Mortgage Association, 6.0%, 12/1/11           281,400
     65,962   Federal National Mortgage Association, 6.0%, 12/1/31            68,299
     57,772   Federal National Mortgage Association, 6.5%, 1/1/29             60,686
     46,300   Federal National Mortgage Association, 6.5%, 1/1/32             48,605
    116,621   Federal National Mortgage Association, 6.5%, 1/1/32            122,426
     29,107   Federal National Mortgage Association, 6.5%, 3/1/32             30,564
     45,679   Federal National Mortgage Association, 6.5%, 3/1/32             47,953
     48,840   Federal National Mortgage Association, 6.5%, 3/1/32             51,296
    100,354   Federal National Mortgage Association, 6.5%, 3/1/32            105,334
    121,433   Federal National Mortgage Association, 6.5%, 4/1/32            127,459
     59,308   Federal National Mortgage Association, 6.5%, 7/1/21             62,594
    106,676   Federal National Mortgage Association, 6.5%, 7/1/32            111,970
    486,710   Federal National Mortgage Association, 6.5%, 7/1/34            510,579
     63,447   Federal National Mortgage Association, 6.5%, 8/1/32             66,595
    205,197   Federal National Mortgage Association, 6.5%, 8/1/32            215,379
    101,389   Federal National Mortgage Association, 6.5%, 8/1/32            106,435
     57,390   Federal National Mortgage Association, 6.5%, 9/1/32             60,238
     12,729   Federal National Mortgage Association, 6.5%, 10/1/31            13,363
     95,957   Federal National Mortgage Association, 6.5%, 10/1/31           100,733
     93,880   Federal National Mortgage Association, 6.5%, 11/1/28            98,652
     13,239   Federal National Mortgage Association, 7.0%, 1/1/29             14,046
     38,406   Federal National Mortgage Association, 7.0%, 1/1/32             40,714
      8,740   Federal National Mortgage Association, 7.0%, 5/1/31              9,268
     26,507   Federal National Mortgage Association, 7.0%, 7/1/31             28,100
     40,400   Federal National Mortgage Association, 7.0%, 8/1/19             43,079
     64,486   Federal National Mortgage Association, 7.0%, 9/1/18             68,802
    170,257   Federal National Mortgage Association, 7.0%, 9/1/30            180,633
     26,521   Federal National Mortgage Association, 7.5%, 2/1/31             28,417
     73,023   Federal National Mortgage Association, 9.0%, 4/1/33             79,055
    300,000   Freddie Mac, 5.25%, 11/15/12                                   305,040
    247,909   Government National Mortgage Association, 4.5%, 6/15/34        242,051
    488,855   Government National Mortgage Association, 4.5%, 6/15/34        477,304

92 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Principal
       Amount                                                                     Value
              U.S. Government and Agency Obligations - (Cont.)
 $  438,519   Government National Mortgage Association, 4.5%, 8/15/33     $   428,316
    329,901   Government National Mortgage Association, 5.0%, 7/15/17         339,859
    196,084   Government National Mortgage Association, 5.0%, 7/15/19         201,156
    248,621   Government National Mortgage Association, 5.0%, 11/20/19        254,089
    201,597   Government National Mortgage Association, 5.5%, 2/15/19         210,260
    246,379   Government National Mortgage Association, 5.5%, 3/15/33         251,875
    191,210   Government National Mortgage Association, 5.5%, 4/15/31         195,673
    270,409   Government National Mortgage Association, 5.5%, 4/15/33         276,441
    425,040   Government National Mortgage Association, 5.5%, 6/15/17         443,325
    244,603   Government National Mortgage Association, 5.5%, 7/15/19         255,097
    337,566   Government National Mortgage Association, 5.5%, 7/15/33         345,096
    249,372   Government National Mortgage Association, 5.5%, 10/15/34        254,822
    199,585   Government National Mortgage Association, 5.5%, 11/20/34        203,759
    135,810   Government National Mortgage Association, 6.0%, 1/15/33         140,939
    289,888   Government National Mortgage Association, 6.0%, 1/15/33         300,636
    266,577   Government National Mortgage Association, 6.0%, 2/15/18         280,921
    502,825   Government National Mortgage Association, 6.0%, 2/15/33         521,469
    281,601   Government National Mortgage Association, 6.0%, 3/15/34         292,058
    481,495   Government National Mortgage Association, 6.0%, 3/15/34         499,377
    118,398   Government National Mortgage Association, 6.0%, 5/15/17         124,759
    169,002   Government National Mortgage Association, 6.0%, 6/20/16         177,564
    430,701   Government National Mortgage Association, 6.0%, 7/15/23         449,745
    186,862   Government National Mortgage Association, 6.0%, 7/20/19         196,282
    198,278   Government National Mortgage Association, 6.0%, 8/15/19         208,939
    193,812   Government National Mortgage Association, 6.0%, 8/15/34         201,187
    199,269   Government National Mortgage Association, 6.0%, 8/15/34         206,669
    159,562   Government National Mortgage Association, 6.0%, 9/15/32         165,568
    376,937   Government National Mortgage Association, 6.0%, 9/15/33         390,912
    149,538   Government National Mortgage Association, 6.0%, 9/15/34         155,091
     54,936   Government National Mortgage Association, 6.0%, 10/15/32         57,003
    100,101   Government National Mortgage Association, 6.0%, 10/15/32        103,869
    158,187   Government National Mortgage Association, 6.0%, 10/15/32        164,141
    186,854   Government National Mortgage Association, 6.0%, 10/15/32        193,887
    349,345   Government National Mortgage Association, 6.0%, 10/15/34        362,319
    499,075   Government National Mortgage Association, 6.0%, 10/15/34        517,609
    209,478   Government National Mortgage Association, 6.0%, 11/15/32        217,362
    272,746   Government National Mortgage Association, 6.0%, 11/15/32        283,860
    306,538   Government National Mortgage Association, 6.0%, 12/15/32        319,918
    288,866   Government National Mortgage Association, 6.5%, 1/15/34         304,148
     37,525   Government National Mortgage Association, 6.5%, 2/15/29          39,551
     38,193   Government National Mortgage Association, 6.5%, 2/15/32          40,591
     24,629   Government National Mortgage Association, 6.5%, 3/15/26          26,010
     52,950   Government National Mortgage Association, 6.5%, 4/15/17          56,480
    120,823   Government National Mortgage Association, 6.5%, 4/15/17         128,879
     43,252   Government National Mortgage Association, 6.5%, 4/15/32          45,571
     47,217   Government National Mortgage Association, 6.5%, 4/15/32          49,748
     83,717   Government National Mortgage Association, 6.5%, 5/15/29          88,284
    174,227   Government National Mortgage Association, 6.5%, 5/15/29         183,633
    220,009   Government National Mortgage Association, 6.5%, 5/15/29         231,986
     71,073   Government National Mortgage Association, 6.5%, 5/15/31          74,882

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

   Principal
      Amount                                                                      Value
             U.S. Government and Agency Obligations - (Cont.)
 $  35,969   Government National Mortgage Association, 6.5%, 6/15/17        $    38,367
    60,894   Government National Mortgage Association, 6.5%, 6/15/28             64,223
    69,534   Government National Mortgage Association, 6.5%, 6/15/28             73,356
     9,091   Government National Mortgage Association, 6.5%, 6/15/29              9,581
    72,881   Government National Mortgage Association, 6.5%, 6/15/31             76,787
   354,205   Government National Mortgage Association, 6.5%, 6/15/31            373,187
    34,467   Government National Mortgage Association, 6.5%, 6/15/32             36,314
    46,460   Government National Mortgage Association, 6.5%, 6/15/32             48,951
    50,698   Government National Mortgage Association, 6.5%, 6/15/32             53,415
   117,221   Government National Mortgage Association, 6.5%, 7/15/31            123,503
   109,376   Government National Mortgage Association, 6.5%, 7/15/32            115,239
   104,642   Government National Mortgage Association, 6.5%, 9/15/31            110,250
   134,252   Government National Mortgage Association, 6.5%, 10/15/31           141,447
    40,151   Government National Mortgage Association, 6.5%, 12/15/31            42,303
    81,034   Government National Mortgage Association, 6.5%, 12/15/31            85,377
    16,161   Government National Mortgage Association, 7.0%, 1/15/26             17,231
    40,750   Government National Mortgage Association, 7.0%, 1/15/29             43,347
    60,301   Government National Mortgage Association, 7.0%, 2/15/28             64,192
    44,369   Government National Mortgage Association, 7.0%, 2/15/31             47,159
   117,595   Government National Mortgage Association, 7.0%, 2/20/29            124,683
    52,848   Government National Mortgage Association, 7.0%, 3/15/28             56,258
    26,131   Government National Mortgage Association, 7.0%, 4/15/28             27,817
    30,698   Government National Mortgage Association, 7.0%, 5/15/31             32,629
   141,847   Government National Mortgage Association, 7.0%, 5/15/32            150,755
    37,838   Government National Mortgage Association, 7.0%, 6/15/29             40,249
    45,696   Government National Mortgage Association, 7.0%, 7/15/26             48,723
    20,983   Government National Mortgage Association, 7.0%, 7/15/29             22,320
    45,098   Government National Mortgage Association, 7.0%, 7/15/29             47,972
    38,315   Government National Mortgage Association, 7.0%, 8/15/31             40,725
    23,557   Government National Mortgage Association, 7.0%, 9/15/27             25,088
    63,087   Government National Mortgage Association, 7.0%, 11/15/28            67,158
     6,305   Government National Mortgage Association, 7.0%, 12/15/30             6,702
    22,876   Government National Mortgage Association, 7.5%, 1/15/31             24,569
    33,466   Government National Mortgage Association, 7.5%, 1/15/32             35,941
     1,856   Government National Mortgage Association, 7.5%, 6/15/23              2,007
     2,186   Government National Mortgage Association, 7.5%, 8/15/23              2,364
         8   Government National Mortgage Association, 7.5%, 8/15/29                  8
     7,983   Government National Mortgage Association, 7.5%, 8/15/29              8,575
     9,870   Government National Mortgage Association, 7.5%, 10/15/22            10,677
    33,802   Government National Mortgage Association, 7.5%, 10/15/29            36,312
    44,869   Government National Mortgage Association, 7.5%, 11/15/29            48,201
   125,390   Government National Mortgage Association I, 6.0%, 2/15/29          130,320
    75,232   Government National Mortgage Association I, 7.0%, 11/15/30          79,969
    39,724   Government National Mortgage Association I, 7.0%, 12/15/30          42,226
   386,916   Government National Mortgage Association II, 5.0%, 12/20/18        395,665
   453,100   Government National Mortgage Association II, 5.5%, 2/20/34         462,576
   477,815   Government National Mortgage Association II, 5.5%, 7/20/19         496,824
   373,784   Government National Mortgage Association II, 6.0%, 6/20/34         387,198
   279,628   Government National Mortgage Association II, 6.0%, 11/20/33        289,646
    83,628   Government National Mortgage Association II, 6.0%, 12/20/18         87,866

94 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Principal
      Amount                                                                             Value
             U.S. Government and Agency Obligations - (Cont.)                      $    48,500
$   46,129  Government National Mortgage Association II, 6.5%, 9/20/31                  47,030
    44,673  Government National Mortgage Association II, 6.5%, 8/20/28                  63,525
    60,358  Government National Mortgage Association II, 6.5%, 12/20/28                 24,358
    22,993  Government National Mortgage Association II, 7.0%, 1/20/31                  61,139
    57,526  Government National Mortgage Association II, 7.0%, 5/20/26                  10,451
     9,749  Government National Mortgage Association II, 7.5%, 8/20/27                   3,815
     3,516  Government National Mortgage Association II, 8.0%, 8/20/25                 299,880
    12,000  Tennessee Valley Authority, Variable Rate Note, 6/1/28                   2,165,873
 1,850,000  U.S. Treasury Bonds, 6.25%, 8/15/23                                        500,687
   400,000  U.S. Treasury Bonds, 7.25%, 5/15/16                                        390,791
   375,000  U.S. Treasury Notes, 4.75%, 5/15/14                                      1,110,722
   925,000  U.S. Treasury Notes, 6.375%, 8/15/27                                     5,321,095
 4,700,000  U.S. Treasury Notes, 6.5%, 2/15/10                                     -----------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                           $44,212,173
            (Cost $43,313,182)                                                     -----------
            TEMPORARY CASH INVESTMENT - 3.3%
            Repurchase Agreement - 3.3%
 1,500,000  UBS Warburg, Inc., 1.00%, dated 12/31/04, repurchase price of
            $1,500,000 plus accrued interest on 1/3/05                           $ 1,500,000
            collateralized by $1,495,000 U.S. Treasury Bill, 6.75%, 5/15/05      -----------
            TOTAL TEMPORARY CASH INVESTMENT                                      $ 1,500,000
            (Cost $1,500,000)                                                    -----------
            TOTAL INVESTMENTS IN SECURITIES - 100.0%                             $46,138,116
            (Cost $45,245,226)                                                   -----------
            OTHER ASSETS AND LIABILITIES - (0.0)%                                $    (5,019)
            TOTAL NET ASSETS - 100.0%                                            -----------
                                                                                 $46,133,097
                                                                                 ===========

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

Principal
   Amount                                                           Value
                  COLLATERALIZED MORTGAGE
                  OBLIGATIONS - 2.3%
                  Banks - 2.3%
                  Thrifts & Mortgage Finance - 2.3%
$ 994,371         Federal Home Loan Mortgage Corp.
                  Multifamily VRD Certificate, 1.12%,
                  1/15/42                                     $   994,371
                                                              -----------
                  Total Banks                                 $   994,371
                                                              -----------
                  TOTAL COLLATERALIZED MORTGAGE
                  OBLIGATIONS
                  (Cost $994,371)                             $   994,371
                                                              -----------
                  CORPORATE BONDS - 43.8%
                  Capital Goods - 5.3%
                  Industrial Conglomerates - 3.0%
  500,000         General Electric Capital Corp., Floating
                  Rate, 12/16/05                              $   500,000
  800,000         General Electric Capital Corp., Floating
                  Rate, 1/9/06                                    800,760
                                                              -----------
                                                              $ 1,300,760
                                                              -----------
                  Industrial Machinery - 2.3%
1,000,000         Caterpillar Financial Service Corp.,
                  Floating Rate, 4/25/05                      $ 1,000,956
                                                              -----------
                  Total Capital Goods                         $ 1,000,956
                                                              -----------
                  Food & Drug Retailing - 4.7%
                  Hypermarkets & Supercenters - 4.7%
2,000,000         Wal-Mart Stores, Inc., Floating Rate,
                  2/22/05                                     $ 1,999,932
                                                              -----------
                  Total Food & Drug Retailing                 $ 1,999,932
                                                              -----------
                  Banks - 7.8%
                  Diversified Banks - 7.8%
  750,000         Bank of America Corp., Floating Rate,
                  1/31/05                                     $   750,226
  750,000         Bank of America Corp., Floating Rate,
                  4/28/05                                         750,535
1,000,000         Wells Fargo Financial, 6.75%, 6/1/05          1,018,429
  800,000         Wells Fargo Financial, 7.6%, 5/3/05             813,625
                                                              -----------
                                                              $ 3,332,815
                                                              -----------
                  Total Banks                                 $ 3,332,815
                                                              -----------
                  Diversified Financials - 23.7%
                  Asset Management & Custody Banks - 2.2%
  910,000         Mellon Funding Corp., 7.5%, 6/15/05         $   930,828
                                                              -----------

        Principal
           Amount                                                  Value
                  Consumer Finance - 8.6%
$ 450,000         American Express Credit, Floating Rate,
                  10/14/05                                    $   450,377
1,200,000         American Express, Floating Rate,
                  4/18/05                                       1,200,531
1,000,000         National Rural Utilities, 6.125%, 5/15/05     1,014,686
1,000,000         National Rural Utilities, 1.76%, 3/10/05      1,000,682
                                                              -----------
                                                              $ 3,666,276
                                                              -----------
                  Investment Banking & Brokerage - 3.0%
  200,000         Lehman Brothers Holdings, 8.75%,
                  3/15/05                                     $   202,621
  600,000         Merrill Lynch, 4.54%, 3/08/05                   602,393
  500,000         Merrill Lynch, Floating Rate, 12/9/05           500,000
                                                              -----------
                                                              $ 1,305,014
                                                              -----------
                  Diversified Financial Services - 9.9%
  125,000         Associates Corp., 6.10%, 1/15/05            $   125,217
1,000,000         Associates Corp., Floating Rate, 6/27/05      1,000,000
1,200,000         Bank One Corp., Floating Rate, 8/23/05        1,201,226
  175,000         Citigroup Global Markets, 6.25%,
                  6/15/05                                         178,036
  750,000         Citigroup Inc., Floating Rate, 9/1/05           750,404
1,000,000         First Union Corp., Floating Rate, 3/31/05     1,001,598
                                                              -----------
                                                              $ 4,256,481
                                                              -----------
                  Total Diversified Financials                $10,158,599
                                                              -----------
                  Real Estate - 2.3%
                  Real Estate Management &
                  Development - 2.3%
1,000,000         Security Capital Group, 7.8%, 1/19/05       $ 1,002,987
                                                              -----------
                  Total Real Estate                           $ 1,002,987
                                                              -----------
                  TOTAL CORPORATE BONDS
                  (Cost $18,796,049)                          $18,796,049
                                                              -----------
                  U.S. GOVERNMENT AGENCY
                  OBLIGATIONS - 17.5%
                  Banks - 9.3%
                  Thrifts & Mortgage Finance - 9.3%
1,000,000         Federal National Mortgage Association,
                  1.56%, 5/16/05                              $ 1,000,000
1,000,000         Federal National Mortgage Association,
                  Floating Rate, 4/28/05                          999,967
2,000,000         Freddie Mac, Floating Rate, 2/4/05            1,999,949
                                                              -----------
                                                              $ 3,999,916
                                                              -----------
                  Total Banks                                 $ 3,999,916
                                                              -----------

96  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Principal
      Amount                                                   Value
               Government - 8.2%
 $ 1,000,000   Federal Home Loan Mortgage Corp.,
               1.28%, 4/22/05                            $ 1,000,000
   1,000,000   Federal Home Loan Mortgage Corp.,
               1.38%, 3/28/05                              1,000,000
     500,000   Federal Home Loan Mortgage Corp.,
               1.47%, 3/1/05                                 500,000
   1,000,000   Federal Home Loan Mortgage Corp.,
               1.7%, 5/24/05                               1,000,000
                                                         -----------
               Total Government                          $ 3,500,000
                                                         -----------
               TOTAL U.S. GOVERNMENT AGENCY
               OBLIGATIONS
               (Cost $7,499,916)                         $ 7,499,916
                                                         -----------
               TEMPORARY CASH INVESTMENTS - 36.6%
               Commercial Paper - 21.2%
   1,000,000   AIG Funding, Inc., 2.23%, 1/18/05         $   999,053
   1,000,000   Caterpillar, 2.25%, 1/20/05                   998,813
   1,000,000   Coca Cola Co., 2.17%, 1/24/05                 998,613
   1,000,000   Coca Cola Co., 2.21%, 1/12/05                 999,325
   1,000,000   Federal National Mortgage Association,
               2.27%, 2/2/05                                 997,981
   2,000,000   IBM Corp., 2.20%, 1/25/05                   1,997,067
   1,000,000   Minnesota Mining, 2.20%, 1/5/05               999,756
   1,106,000   Paccar Financial, 2.28%, 1/12/05            1,105,230
                                                         -----------
                                                         $ 9,095,838
                                                         ===========

   Principal
      Amount                                                   Value
               Repurchase Agreement - 15.4%
 $ 6,600,000   UBS Warburg, Inc., 1.00% dated
               12/31/04, repurchase price of
               $6,600,000 plus accrued interest on
               1/3/05 collateralized by $6,277,000
               U.S. Treasury Bill, 6.5%, 10/15/06        $ 6,600,000
                                                         -----------
               TOTAL TEMPORARY CASH
               INVESTMENTS
               (Cost $15,695,838)                        $15,695,838
                                                         -----------
               TOTAL INVESTMENTS IN SECURITIES - 100.2%
               (Cost $42,986,174)                        $42,986,174
                                                         -----------
               OTHER ASSETS
               AND LIABILITIES - (0.2)%                  $   (89,982)
                                                         -----------
               TOTAL NET ASSETS - 100.0%                 $42,896,192
                                                         ===========

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
Class I                                                          12/31/04    12/31/03     12/31/02     12/31/01     12/31/00
Net asset value, beginning of period                            $ 17.37      $ 11.03      $ 11.23      $ 12.10      $  18.75
                                                                -------      -------      -------      -------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  0.22      $  0.20      $  0.06      $  0.15      $  (0.12)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    3.04         6.20       ( 0.19)      ( 1.02)       ( 6.20)
                                                                -------      -------      -------      -------      --------
  Net increase (decrease) from investment operations            $  3.26      $  6.40      $ (0.13)     $ (0.87)     $  (6.32)
Distributions to shareowners:
 Net investment income                                            (0.15)      ( 0.06)      ( 0.07)          --            --
 Net realized gain                                                   --           --           --           --        ( 0.33)
                                                                -------      -------      -------      -------      --------
  Net increase (decrease) in net asset value                    $  3.11      $  6.34      $ (0.20)     $ (0.87)     $  (6.65)
                                                                -------      -------      -------      -------      --------
Net asset value, end of period                                  $ 20.48      $ 17.37      $ 11.03      $ 11.23      $  12.10
                                                                =======      =======      ========     ========     =========
Total return*                                                     18.93%       58.17%     ( 1.20)%     ( 7.19)%       (34.20)%
Ratio of net expenses to average net assets+                       1.75%        1.75%        1.75%        1.66%         1.79%
Ratio of net investment income (loss) to average net assets+       1.12%        1.43%        0.63%        1.30%       ( 0.59)%
Portfolio turnover rate                                              66%          79%         124%         175%          156%
Net assets, end of period (in thousands)                        $ 8,633     $  8,399      $ 5,886      $ 6,896      $  9,446
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.87%        2.51%        2.88%        3.83%         2.45%
 Net investment income (loss)                                      1.00%        0.67%      ( 0.50)%     ( 0.87)%      ( 1.25)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.75%        1.75%        1.75%        1.66%         1.75%
 Net investment income (loss)                                      1.12%        1.43%        0.63%        1.30%       ( 0.55)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 + Ratios with no reduction for fees paid indirectly.

98 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
Class I                                                          12/31/04    12/31/03     12/31/02     12/31/01     12/31/00
Net asset value, beginning of period                             $  9.05     $ 6.82       $   8.42     $  11.07     $  13.61
                                                                 -------     ------       --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.11     $ 0.09       $   0.05     $   0.01     $  (0.06)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     1.55       2.17         ( 1.65)      ( 2.51)      ( 2.45)
                                                                 -------     ------       --------     --------     --------
  Net increase (decrease) from investment operations             $  1.66     $ 2.26       $  (1.60)    $  (2.50)    $  (2.51)
Distributions to shareowners:
 Net investment income                                            ( 0.07)     (0.03)           --       ( 0.15)      ( 0.02)
 Net realized gain                                                    --         --            --           --       ( 0.01)
                                                                 -------     -------      --------     --------     --------
  Net increase (decrease) in net asset value                     $  1.59     $ 2.23       $  (1.60)    $  (2.65)    $  (2.54)
                                                                 -------     -------      --------     --------     --------
Net asset value, end of period                                   $ 10.64     $ 9.05       $   6.82     $   8.42     $  11.07
                                                                 =======     =======      ========     ========     ========
Total return*                                                      18.48%     33.26%       (19.00)%     (22.66)%     (18.46)%
Ratio of net expenses to average net assets+                        1.50%      1.50%          1.50%        1.50%        1.48%
Ratio of net investment income (loss) to average net assets+        0.92%      1.14%          0.68%        0.25%      ( 0.28)%
Portfolio turnover rate                                               55%        52%            94%          73%          92%
Net assets, end of period (in thousands)                         $ 9,478     $9,330      $   8,696     $ 12,417     $ 18,474
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.94%      2.52%          2.21%        1.99%        1.55%
 Net investment income (loss)                                       0.48%      0.12%          0.03%       (0.24)%      (0.35)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.50%      1.50%          1.50%        1.50%        1.48%
 Net investment income (loss)                                       0.92%      1.14%          0.68%        0.25%      ( 0.28)%

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
Class I                                                          12/31/04     12/31/03     12/31/02     12/31/01      12/31/00
Net asset value, beginning of period                             $ 10.06      $  7.79      $   9.00     $  11.83     $  15.38
                                                                 -------      -------      --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.05      $  0.07      $   0.03     $   0.02     $   0.01
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     1.82         2.26         (1.23)      ( 2.83)      ( 3.45)
                                                                 -------      -------      --------     --------     --------
  Net increase (decrease) from investment operations             $  1.87      $  2.33      $  (1.20)    $  (2.81)    $  (3.44)
Distributions to shareowners:
 Net investment income                                            ( 0.05)      ( 0.06)       ( 0.01)      ( 0.02)      ( 0.11)
                                                                 -------      -------      --------     --------     --------
  Net increase (decrease) in net asset value                     $  1.82      $  2.27      $  (1.21)    $  (2.83)    $  (3.55)
                                                                 -------      -------      --------     --------     --------
Net asset value, end of period                                   $ 11.88      $ 10.06      $   7.79     $   9.00     $  11.83
                                                                 =======      =======      ========     ========     =========
Total return*                                                      18.71%       30.06%       (13.31)%     (23.74)%     (22.50)%
Ratio of net expenses to average net assets+                        1.75%        1.69%         1.46%        1.38%        1.25%
Ratio of net investment income (loss) to average net assets+        0.45%        0.68%         0.62%        0.21%        0.10%
Portfolio turnover rate                                              129%          99%           31%          39%          55%
Net assets, end of period (in thousands)                         $22,859      $22,506      $ 21,271     $ 32,083     $ 48,380
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.75%        1.69%         1.46%        1.38%        1.25%
 Net investment income                                              0.45%        0.68%         0.62%        0.21%        0.10%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.75%        1.69%         1.46%        1.38%        1.25%
 Net investment income                                              0.45%        0.68%         0.62%        0.21%        0.10%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                     11/08/01
                                                                      Year Ended   Year Ended     Year Ended            to
Class I                                                                12/31/04     12/31/03       12/31/02        12/31/01(a)
Net asset value, beginning of period                                   $ 12.50      $  9.23       $  10.87         $ 10.00
                                                                       -------      -------       --------         -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                          $ (0.03)     $    --       $  (0.01)        $  0.01
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   2.55         3.27         ( 1.63)           0.86
                                                                       -------      -------       --------         -------
  Net increase (decrease) from investment operations                   $  2.52      $  3.27       $  (1.64)        $  0.87
Distributions to shareowners
 Net investment income                                                      --           --         ( 0.00)(b)        0.00
 Net realized gain                                                          --           --         ( 0.00)(b)          --
                                                                       -------      -------       --------         ---------
  Net increase (decrease) in net asset value                           $  2.52      $  3.27       $  (1.65)        $  0.87
                                                                       -------      -------       --------         ---------
Net asset value, end of period                                         $ 15.02      $ 12.50       $   9.23         $ 10.87
                                                                       =======      =======       ========         =========
Total return*                                                            20.16%       35.43%        (15.08)%          8.70%
Ratio of net expenses to average net assets+                              1.25%        1.25%          1.25%           1.21%**
Ratio of net investment income (loss) to average net assets+            ( 0.21)%       0.03%        ( 0.05)%          0.86%**
Portfolio turnover rate                                                     36%          74%            50%              0%
Net assets, end of period (in thousands)                               $17,993      $12,049       $  6,603         $   504
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             1.30%        2.40%          2.76%          77.48%**
 Net investment income (loss)                                           ( 0.26)%     ( 1.12)%       ( 1.56)%        (75.41)%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             1.25%        1.25%          1.25%           1.21%
 Net investment income (loss)                                           ( 0.21)%       0.03%        ( 0.05)%          0.86%

(a) Shares of Pioneer Small Cap Value VCT Portfolio were first publicly offered on November 8, 2001.
(b) Amount rounds to less than one cent per share
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 +  Ratios with no reduction for fees paid indirectly.
**  Annualized

100  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Company VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             Year Ended    Year Ended
Class I                                                                       12/31/04      12/31/03
Net asset value, beginning of period                                          $ 11.44     $     9.13
                                                                              -------        -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                 $ (0.03)    $     0.00(b)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                          1.56           2.31
                                                                              -------      ---------
  Net increase (decrease) from investment operations                          $  1.53     $     2.31
Distributions to shareowners:
 Net investment income                                                             --             --
                                                                              -------      ---------
  Net increase (decrease) in net asset value                                  $  1.53     $     2.31
                                                                              -------      ---------
Net asset value, end of period                                                $ 12.97     $    11.44
                                                                              =======      =========
Total return*                                                                   13.38%         25.30%
Ratio of net expenses to average net assets+                                     1.25%          1.25%
Ratio of net investment income (loss) to average net assets+                   ( 0.25)%         0.02%
Portfolio turnover rate                                                           114%            38%
Net assets, end of period (in thousands)                                      $ 3,784     $    3,875
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                    1.53%          2.42%
 Net investment income (loss)                                                  ( 0.53)%       ( 1.15)%
Ratio with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                    1.25%          1.25%
 Net investment income (loss)                                                  ( 0.25)%         0.02%

                                                                                                01/19/01
                                                                              Year Ended          to
Class I                                                                        12/31/02        12/31/01(a)
Net asset value, beginning of period                                           $  10.97         $ 10.00
                                                                               --------         -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                  $   0.00(b)      $  0.02
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                          ( 1.84)           0.95
                                                                               --------         -------
  Net increase (decrease) from investment operations                           $  (1.84)        $  0.97
Distributions to shareowners:
 Net investment income                                                           ( 0.00)(b)          --
                                                                               --------         -------
  Net increase (decrease) in net asset value                                   $  (1.84)        $  0.97
                                                                               --------         -------
Net asset value, end of period                                                 $   9.13         $ 10.97
                                                                               ========         =======
Total return*                                                                    (16.75)%          9.70%
Ratio of net expenses to average net assets+                                       1.25%           1.24%**
Ratio of net investment income (loss) to average net assets+                       0.07%           0.30%**
Portfolio turnover rate                                                              53%             72%
Net assets, end of period (in thousands)                                       $  3,441         $ 2,375
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                      2.68%           7.49%**
 Net investment income (loss)                                                    ( 1.36)%         (5.95)%**
Ratio with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                      2.68%           1.24%* *
 Net investment income (loss)                                                      1.36%           0.30%* *


                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended   Year Ended   Year Ended   Year Ended  Year Ended
Class I                                                          12/31/04     12/31/03     12/31/02     12/31/01    12/31/00
Net asset value, beginning of period                            $ 20.47      $   14.94      $  17.35     $ 17.79     $ 16.26
                                                                 -------      -------      --------     -------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  0.08      $    0.14      $   0.07     $  0.07     $  0.13
 Net realized and unrealized gain (loss) on investments            4.41           5.45        ( 1.97)       1.06        2.62
                                                                 -------      -------      --------     -------     --------
  Net increase (decrease) from investment operations            $  4.49      $    5.59      $  (1.90)    $  1.13     $  2.75
Distributions to shareowners:
 Net investment income                                            (0.08)        ( 0.06)       ( 0.05)     ( 0.10)     ( 0.13)
 Net realized gain                                                (0.21)            --        ( 0.46)     ( 1.47)     ( 1.09)
                                                                 --------     --------     --------     --------    --------
  Net increase (decrease) in net asset value                    $  4.20      $    5.53      $  (2.49)    $ (0.44)    $  1.53
                                                                 --------     --------     --------     --------    --------
Net asset value, end of period                                  $ 24.67      $   20.47      $  14.94     $ 17.35     $ 17.79
                                                                 ========     ========     =========    ========    ========
Total return*                                                     22.12%         37.48%       (11.21)%      6.49%      18.00%
Ratio of net expenses to average net assets+                       0.72%          0.76%         0.80%       0.79%       0.77%
Ratio of net investment income (loss) to average net assets+       0.53%          0.86%         0.46%       0.45%       0.63%
Portfolio turnover rate                                              55%            52%           68%         95%         85%
Net assets, end of period (in thousands)                        $303,138     $ 170,237      $120,687    $128,340    $111,466
Ratio with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.72%          0.76%         0.80%       0.79%       0.77%
 Net investment income (loss)                                      0.53%          0.86%         0.46%       0.45%       0.63%
Ratio with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      0.72%          0.76%         0.80%       0.79%       0.77%
 Net investment income (loss)                                      0.53%          0.86%         0.46%       0.45%       0.63%

(a) Shares of Pioneer Small Company VCT Portfolio were first publicly offered on January 19, 2001.
(b) Amount rounds to less than one cent per share.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 +  Ratios with no reduction for fees paid indirectly.
**  Annualized

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended    Year Ended
Class I                                                         12/31/04       12/31/03
Net asset value, beginning of period                             $ 12.22      $    9.75
                                                                 -------      ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.09      $   (0.01)
 Net realized and unrealized gain (loss) on investments             0.73           2.48
                                                                 -------      ---------
  Net increase (decrease) from investment operations             $  0.82      $    2.47
Distributions to shareowners:
 Net investment income                                                --         ( 0.00)(a)
 Net realized gain                                                    --             --
                                                                 -------      ---------
  Net increase (decrease) in net asset value                     $  0.82      $    2.47
                                                                 -------      ---------
Net asset value, end of period                                   $ 13.04      $   12.22
                                                                 =======      =========
Total return*                                                       6.71%         25.35%
Ratio of net expenses to average net assets+                        0.96%          1.08%
Ratio of net investment income (loss) to average net assets+        0.71%        ( 0.05%)
Portfolio turnover rate                                              206%            58%
Net assets, end of period (in thousands)                         $32,300      $  35,750
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.97%          1.08%
 Net investment income (loss)                                       0.71%        ( 0.05%)
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       0.96%          1.08%
 Net investment income (loss)                                       0.71%        ( 0.05%)

                                                                  Year Ended    Year Ended   Year Ended
Class I                                                            12/31/02      12/31/01     12/31/00
Net asset value, beginning of period                              $  14.95      $   18.39     $ 21.92
                                                                  --------      ---------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $    0.00(a)   $    0.01     $ (0.03)
 Net realized and unrealized gain (loss) on investments             ( 5.19)        ( 3.45)     ( 1.91)
                                                                 ---------      ---------     -------
  Net increase (decrease) from investment operations             $   (5.19)     $   (3.44)    $ (1.94)
Distributions to shareowners:
 Net investment income                                              ( 0.01)            --      ( 0.00)
 Net realized gain                                                      --             --      ( 1.59)
                                                                 ---------      ---------     -------
  Net increase (decrease) in net asset value                     $   (5.20)     $   (3.44)    $ (3.53)
                                                                 ---------      ---------     -------
Net asset value, end of period                                   $    9.75      $   14.95     $ 18.39
                                                                 =========      =========     =======
Total return*                                                       (34.71)%       (18.71)%    ( 7.88)%
Ratio of net expenses to average net assets+                          0.97%          0.85%       0.73%
Ratio of net investment income (loss) to average net assets+          0.01%          0.07%     ( 0.11%)
Portfolio turnover rate                                                 86%           111%         95%
Net assets, end of period (in thousands)                         $  34,746      $  72,456     $105,855
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         0.97%          0.85%       0.73%
 Net investment income (loss)                                         0.01%          0.07%     ( 0.11%)
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                         0.97%          0.85%       0.73%
 Net investment income (loss)                                         0.01%          0.07%     ( 0.11%)


                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class I                                                        12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
Net asset value, beginning of period                           $ 18.57      $ 14.47      $ 14.77      $ 14.42      $ 11.73
                                                               -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.52      $  0.74      $  0.62      $  0.68      $  0.71
 Net realized and unrealized gain (loss) on investments           5.99         4.16       ( 0.23)        0.40         2.67
                                                               -------      -------      -------      -------      -------
  Net increase (decrease) from investment operations           $  6.51      $  4.90      $  0.39      $  1.08      $  3.38
Distributions to shareowners:
 Net investment income                                          ( 0.45)      ( 0.64)      ( 0.69)      ( 0.56)      ( 0.59)
 Net realized gain                                              ( 0.33)          --           --           --           --
 Tax return of capital                                              --       ( 0.16)          --       ( 0.17)      ( 0.10)
                                                               -------      -------      -------      -------      -------
  Net increase (decrease) in net asset value                   $  5.73      $  4.10      $ (0.30)     $  0.35      $  2.69
                                                               -------      -------      -------      -------      -------
Net asset value, end of period                                 $ 24.30      $ 18.57      $ 14.47      $ 14.77      $ 14.42
                                                               =======      =======      =======      =======      ========
Total return*                                                    35.74%       34.75%      ( 2.53)%       7.80%       29.51%
Ratio of net expenses to average net assets+                      0.98%        1.03%        1.07%        1.16%        1.10%
Ratio of net investment income to average net assets+             2.41%        4.49%        4.76%        4.71%        5.02%
Portfolio turnover rate                                             35%          20%          29%          34%          31%
Net assets, end of period (in thousands)                       $36,447      $31,891      $29,873      $33,026      $32,982
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.98%        1.03%        1.07%        1.16%        1.10%
 Net investment income                                            2.41%        4.49%        4.76%        4.71%        5.02%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.98%        1.03%        1.07%        1.16%        1.10%
 Net investment income                                            2.41%        4.49%        4.76%        4.71%        5.02%

(a) Amount rounds to less than one cent per share.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 +  Ratios with no reduction for fees paid indirectly.

102  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
Class I                                                          12/31/04     12/31/03     12/31/02      12/31/01      12/31/00
Net asset value, beginning of period                             $  18.70      $ 15.28      $ 19.08      $  22.67     $   22.70
                                                                  -------       -------      -------      --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $   0.24      $  0.20      $  0.19      $   0.17     $    0.18
 Net realized and unrealized gain (loss) on investments              1.85         3.41       ( 3.81)       ( 2.57)         0.10
                                                                  -------      -------      --------     --------     ---------
  Net increase (decrease) from investment operations             $   2.09      $  3.61      $ (3.62)     $  (2.40)    $    0.28
Distributions to shareowners:
 Net investment income                                             ( 0.22)      ( 0.19)      ( 0.18)       ( 0.17)       ( 0.18)
 Net realized gain                                                     --           --           --        ( 1.02)       ( 0.13)
                                                                 --------     --------     --------      --------     ---------
  Net increase (decrease) in net asset value                     $   1.87      $  3.42      $ (3.80)     $  (3.59)    $   (0.03)
                                                                 --------     --------     --------      --------     ---------
Net asset value, end of period                                   $  20.57      $ 18.70      $ 15.28      $  19.08     $   22.67
                                                                 ========     ========     ========      ========     =========
Total return*                                                       11.26%       23.76%       19.03%       (10.85)%        1.22%
Ratio of net expenses to average net assets+                         0.71%        0.76%        0.80%         0.74%         0.69%
Ratio of net investment income (loss) to average net assets+         1.26%        1.16%        1.09%         0.83%         0.78%
Portfolio turnover rate                                                17%          11%          11%          7.0%           37%
Net assets, end of period (in thousands)                         $454,136     $154,839     $141,892      $199,160      $222,107
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.71%        0.76%        0.80%         0.74%         0.69%
 Net investment income (loss)                                        1.26%        1.16%        1.09%         0.83%         0.78%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.71%        0.76%        0.80%         0.74%         0.69%
 Net investment income (loss)                                        1.26%        1.16%        1.09%         0.83%         0.78%


                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class I                                                          12/31/04     12/31/03      12/31/02    12/31/01     12/31/00
Net asset value, beginning of period                             $  18.09      $ 15.11      $  18.40     $ 21.28     $  20.72
                                                                 --------      -------      --------     -------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $   0.44      $  0.41      $   0.42     $   0.40     $  0.51
 Net realized and unrealized gain (loss) on investments              2.49         2.96        ( 3.30)       (1.86)       2.28
                                                                 --------      -------      --------      -------     --------
  Net increase (decrease) from investment operations             $   2.93      $  3.37      $  (2.88)    $  (1.46)    $  2.79
Distributions to shareowners:
 Net investment income                                             ( 0.44)      ( 0.39)      ( 0.41)        (0.36)      (0.49)
 Net realized gain                                                     --           --            --        (1.06)      (1.74)
                                                                 --------     --------      --------      -------     --------
  Net increase (decrease) in net asset value                     $   2.49      $  2.98      $  (3.29)    $  (2.88)    $  0.56
                                                                 --------     --------      --------      -------     --------
Net asset value, end of period                                   $  20.58      $ 18.09      $  15.11     $  18.40     $ 21.28
                                                                 ========     ========      ========     ========     ========
Total return*                                                       16.39%        0.86%       (15.82)%      (6.97)%     14.85%
Ratio of net expenses to average net assets+                         0.72%        0.78%         0.80%        0.75%       0.71%
Ratio of net investment income (loss) to average net assets+         2.40%        2.55%         2.48%        2.07%       2.40%
Portfolio turnover rate                                                19%          12%           12%          13%         13%
Net assets, end of period (in thousands)                         $188,234     $155,634      $133,258     $164,019    $181,920
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.72%        0.78%         0.80%       0.75%        0.71%
 Net investment income (loss)                                        2.40%        2.55%         2.48%       2.07%        2.40%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.72%        0.78%         0.80%       0.75%        0.71%
 Net investment income (loss)                                        2.40%        2.55%         2.48%       2.07%        2.40%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 + Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended  Year Ended   Year Ended    Year Ended   Year Ended
Class I                                                       12/31/04    12/31/03      12/31/02     12/31/01(a)  12/31/00
Net asset value, beginning of period                           $ 14.04     $ 12.27      $  13.91      $ 14.60      $ 14.31
                                                               -------     -------      --------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.28     $  0.23      $   0.21      $  0.34      $  0.48
 Net realized and unrealized gain (loss) on investments           0.39        1.80         (1.63)       (0.67)        0.29
                                                               -------     -------      --------      -------      -------
  Net increase (decrease) from investment operations           $  0.67     $  2.03      $  (1.42)     $ (0.33)     $  0.77
Distributions to shareowners:
 Net investment income                                          ( 0.31)     ( 0.26)        (0.22)       (0.36)       (0.48)
 Net realized gain                                                  --          --            --           --           --
                                                               -------     -------      --------      -------      -------
  Net increase (decrease) in net asset value                   $  0.36     $  1.77      $  (1.64)     $ (0.69)     $  0.29
                                                               -------     -------      --------      -------      -------
Net asset value, end of period                                 $ 14.40     $ 14.04      $  12.27      $ 13.91      $ 14.60
                                                               =======     =======      ========      =======      =======
Total return*                                                     4.79%      16.71%       (10.27)%      (2.26)%       5.45%
Ratio of net expenses to average net assets+                      0.90%       0.91%         0.95%        0.84%        0.82%
Ratio of net investment income to average net assets+             1.96%       1.75%         1.62%        2.42%        3.21%
Portfolio turnover rate                                             30%         37%          179%         136%          15%
Net assets, end of period (in thousands)                       $35,312     $40,773      $ 42,849      $56,890      $59,545
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.90%       0.91%         0.95%        0.84%        0.82%
 Net investment income                                            1.96%       1.75%         1.62%        2.42%        3.21%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.90%       0.91%         0.95%        0.84%        0.82%
 Net investment income                                            1.96%       1.75%         1.62%        2.42%        3.21%


                                               PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                       5/1/00
                                                                Year Ended   Year Ended   Year Ended   Year Ended        to
Class I                                                         12/31/04     12/31/03     12/31/02     12/31/01     12/31/00(b)
Net asset value, beginning of period                             $ 11.45      $  9.27      $ 10.33      $  9.82      $ 10.00
                                                                 -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.62      $  0.76      $  0.92      $  0.95      $  0.61
 Net realized and unrealized gain (loss) on investments             0.27         2.18        (1.06)        0.62        (0.18)
                                                                 -------      -------      -------      -------      --------
  Net increase (decrease) from investment operations             $  0.89      $  2.94      $ (0.14)     $  1.57      $  0.43
Distributions to shareowners:
 Net investment income                                            ( 0.62)      ( 0.76)       (0.92)      ( 0.95)       (0.61)
 Net realized gain                                                ( 0.05)          --           --       ( 0.11)          --
                                                                 -------      -------      -------      -------      --------
  Net increase (decrease) in net asset value                     $  0.22      $  2.18      $ (1.06)     $  0.51      $  (0.18)
                                                                 -------      -------      -------      -------      --------
Net asset value, end of period                                   $ 11.67      $ 11.45      $  9.27      $ 10.33      $  9.82
                                                                 =======      =======      ========     =======      ========
Total return*                                                       8.03%       32.78%      ( 1.42)%      16.60%        4.12%
Ratio of net expenses to average net assets+                        0.78%        0.89%        1.02%        1.15%        1.25%**
Ratio of net investment income (loss) to average net assets+        5.40%        7.22%        9.39%        9.15%        9.18%**
Portfolio turnover rate                                               42%          48%          42%          36%          33%
Net assets, end of period (in thousands)                         $70,890      $66,587      $41,111      $32,331       $6,849
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.78%        0.89%        1.02%        1.28%        2.35%**
 Net investment income (loss)                                       5.40%        7.22%        9.39%        9.02%        8.08%**

(a) The Portfolio began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.00, increase net realized and unrealized gain (loss) by $0.00 (both amounts round to less than one cent per share) and to decrease the ratio of net investment income to average net assets with waiver of management fees by PIM and reduction for fees paid indirectly. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
(b) Shares of Pioneer High Yield VCT Portfolio were first publicly offered on May 1, 2000
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
 +  Ratios with no reduction for fees paid indirectly.

104 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
Class I                                                        12/31/04    12/31/03     12/31/02    12/31/01     12/31/00
Net asset value, beginning of period                           $ 11.01     $  9.67      $  9.33       $ 9.43       $ 9.75
                                                               -------     -------      ------       ------       ------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.60     $  0.62      $  0.65       $ 0.67       $ 0.73
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   0.47        1.38         0.32        (0.04)       (0.32)
                                                               -------     -------      ------       -------      -------
  Net increase (decrease) from investment operations           $  1.07     $  2.00      $  0.97       $ 0.63       $ 0.41
Distributions to shareowners:
 Net investment income                                          ( 0.66)     ( 0.66)       (0.63)       (0.67)       (0.73)
 Net realized gain                                              ( 0.16)         --           --        (0.06)          --
                                                               -------     -------      -------      -------      -------
  Net increase (decrease) in net asset value                   $  0.25     $  1.34      $  0.34       $(0.10)     $ (0.32)
                                                               -------     -------      -------      -------      -------
Net asset value, end of period                                 $ 11.26     $ 11.01      $  9.67       $ 9.33       $ 9.43
                                                               =======     =======      =======      =======      =======
Total return*                                                    10.25%      21.24%       10.72%        6.90%        4.51%
Ratio of net expenses to average net assets+                      1.03%       1.25%        1.25%        1.25%        1.30%
Ratio of net investment income to average net assets+             5.52%       5.95%        6.75%        7.16%        7.53%
Portfolio turnover rate                                             53%         68%          50%          55%          54%
Net assets, end of period (in thousands)                       $20,814     $19,312      $14,692      $ 7,479      $ 3,265
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     1.03%       1.25%        1.62%        2.44%        2.97%
 Net investment income                                            5.52%       5.95%        6.38%        5.97%        5.86%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     1.03%       1.25%        1.25%        1.25%        1.25%
 Net investment income                                            5.52%       5.95%        6.75%        7.16%        7.58%

 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
 + Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended  Year Ended   Year Ended    Year Ended   Year Ended
Class I                                                          12/31/04    12/31/03     12/31/02    12/31/01(a)    12/31/00
Net asset value, beginning of period                             $ 10.35     $ 10.59      $ 10.06       $  9.97      $ 9.47
                                                                 -------     -------      -------       -------      ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.37     $  0.35      $  0.46       $  0.52      $ 0.58
 Net realized and unrealized gain (loss) on investments           ( 0.03)     ( 0.16)       0.56          0.12         0.50
                                                                 -------     -------      -------       -------      ------
  Net increase (decrease) from investment operations             $  0.34     $  0.19      $  1.02       $  0.64      $ 1.08
Distributions to shareowners:
 Net investment income                                            ( 0.58)     ( 0.43)      ( 0.49)       ( 0.55)       (0.58)
 Net realized gain                                                    --          --           --            --           --
                                                                 -------     -------      -------       -------      -------
  Net increase (decrease) in net asset value                    $  (0.24)   $  (0.24)     $  0.53       $  0.09      $ 0.50
                                                                --------    ---------      -------       -------      -------
Net asset value, end of period                                  $  10.11    $  10.35      $  10.59      $  10.06     $  9.97
                                                                ========    =========      ========      ========    ========
Total return*                                                       3.42%       1.81%       10.32%         6.48%       11.76%
Ratio of net expenses to average net assets+                        0.79%       0.78%        0.81%         0.83%        0.84%
Ratio of net investment income (loss) to average net assets+        3.74%       3.45%        4.39%         5.19%        6.00%
Portfolio turnover rate                                               37%         34%          54%           71%          55%
Net assets, end of period (in thousands)                        $ 32,342    $ 44,526      $69,551       $37,381      $25,791
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.79%       0.78%        0.81%         0.85%        0.84%
 Net investment income (loss)                                       3.74%       3.45%        4.39%         5.17%        6.00%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       0.79%       0.78%        0.81%         0.82%        0.81%
 Net investment income (loss)                                       3.74%       3.45%        4.39%         5.20%        6.03%


                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class I                                                        12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
Net asset value, beginning of period                           $  1.000     $  1.000     $ 1.00       $ 1.00       $ 1.00
                                                               --------     --------     ------       ------       ------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.007     $  0.006     $ 0.01       $ 0.03       $ 0.06
                                                               --------     --------     ------       ------       ------
Distributions to shareowners:
 Net investment income                                           (0.007)      (0.006)      (0.01)       (0.03)       (0.06)
                                                               --------     --------     -------      -------      -------
Net asset value, end of period                                 $  1.000     $  1.000     $  1.00       $ 1.00       $ 1.00
                                                               ========     ========     =======      =======      ========
Total return*                                                     0.65%         0.56%       1.19%        3.39%        5.71%
Ratio of net expenses to average net assets+                      0.74%         0.72%       0.78%        0.78%        0.76%
Ratio of net investment income to average net assets+             0.66%         0.58%       1.11%        3.16%        5.58%
Net assets, end of period (in thousands)                       $ 42,896     $ 34,736     $59,521      $49,545      $36,979
Ratios with no waiver of fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.74%        0.72%        0.78%        0.78%        0.76%
 Net investment income                                            0.66%        0.58%        1.11%        3.16%        5.58%
Ratios with waiver of fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.74%        0.72%        0.78%        0.78%        0.75%
 Net investment income                                            0.66%        0.58%        1.11%        3.16%        5.59%

(a) The Portfolio began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.00, increase net realized and unrealized gain (loss) by $0.00 (both amounts round to less than one cent per share) and to decrease the ratio of net investment income to average net assets with waiver of management fees by PIM and reduction for fees paid indirectly from 5.38% to 5.17%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 +  Ratios with no reduction for fees paid indirectly.

106 The accompanying notes are an integral part of these financial statements.

                 (This page has been left blank intentionally.)

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

                                                                                               Pioneer
                                                                                               Emerging          Pioneer
                                                                                               Markets           Europe
                                                                                            VCT Portfolio     VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $3,055,085, $0,
  $909,605,$1,097,011, $557,149, $64,941,683 and $399,911, respectively)
 (Cost $29,844,356, $13,116,988, $21,606,112, $22,278,590, $13,342,234,
 $768,884,831, and $37,216,150, respectively)                                               $ 40,537,238      $ 17,529,793
 Cash                                                                                          1,524,906           247,120
 Cash held as collateral for futures contracts                                                        --                --
 Futures collateral                                                                                   --                --
 Foreign currencies, at value (Cost $97,982, $0, $0, $0, $0, $0, and $0, respectively)           116,115                --
 Receivables --
  Investment securities sold                                                                      34,194                --
  Fund shares sold                                                                                    --             4,231
  Variation margin                                                                                    --                --
  Dividends, interest and foreign taxes withheld                                                 161,539            32,798
  Forward foreign currency settlement contracts, net                                                  --                --
  Forward foreign currency portfolio hedge contracts, open -- net                                     --                --
  Due from Pioneer Investment Management, Inc.                                                        --                --
 Other                                                                                             5,163             1,489
                                                                                            ------------      ------------
   Total assets                                                                             $ 42,379,155      $ 17,815,431
                                                                                            ------------      ------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                          $     15,338      $         --
   Fund shares repurchased                                                                        86,231            17,293
   Dividends                                                                                          --                --
   Upon return of securities loaned                                                            3,125,761                --
   Variation margin                                                                                   --                --
   Forward foreign currency settlement contracts, net                                                 --                --
   Forward foreign currency portfolio hedge contracts, net                                            --                --
 Reserve for repatriation taxes                                                                   35,490                --
 Due to bank                                                                                          --                --
 Due to affiliates                                                                                45,670            21,663
 Accrued expenses                                                                                 90,460            50,837
 Other                                                                                                --                --
                                                                                            ------------      ------------
   Total liabilities                                                                        $  3,398,950      $     89,793
                                                                                            ------------      ------------
NET ASSETS:
 Paid-in capital                                                                            $ 30,602,099      $ 21,052,463
 Undistributed net investment income (loss)                                                       44,879           103,181
 Accumulated undistributed net realized gain (loss)                                           (2,331,912)       (7,845,397)
 Net unrealized gain (loss) on:
  Investments                                                                                 10,657,392         4,412,805
  Futures contracts                                                                                   --                --
  Forward foreign currency contracts and other assets
 and liabilities denominated in foreign currencies                                                7,747             2,586
                                                                                            ------------      ------------
   Total net assets                                                                         $ 38,980,205      $ 17,725,638
                                                                                            ------------      ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                                                $  8,632,913      $  9,477,976
 Shares outstanding                                                                              421,530           891,363
                                                                                            ------------      ------------
 Net asset value per share                                                                  $      20.48      $      10.64
  Class II:
  No par value (unlimited number of shares authorized)
  Net assets                                                                                $ 30,347,292      $  8,247,662
 Shares outstanding                                                                            1,493,013           790,400
                                                                                            ------------      ------------
 Net asset value per share                                                                  $      20.33      $      10.44

108 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

    Pioneer           Pioneer           Pioneer            Pioneer             Pioneer
 International       Small Cap           Small             Mid Cap             Growth
     Value             Value            Company             Value              Shares
 VCT Portfolio     VCT Portfolio     VCT Portfolio      VCT Portfolio       VCT Portfolio
 $  27,757,174     $ 27,379,617      $ 14,243,009       $ 913,040,396      $  40,192,913
       678,505        2,653,135           182,717                  --            400,152
            --               --                --                  --                 --
            --               --                --                  --                 --
            --               --                --                  --                 --
       432,458               --           101,557           1,342,101            106,827
            --           70,286            57,675             206,665                368
            --            1,125                --                  --                 --
        43,107           37,933            25,451             591,214             72,271
         4,089               --                --                  --                 --
            --               --                --                  --                 --
            --               --                --                  --                 --
         1,841            2,057             1,556              14,869              3,207
 -------------     ------------      ------------       -------------      -------------
 $  28,917,174     $ 30,144,153      $ 14,611,965       $ 915,195,245      $  40,775,738
 -------------     ------------      ------------       -------------      -------------
 $     867,838     $         --      $    100,703       $   2,861,531      $     204,180
        11,283           94,176               788           4,004,450             20,701
            --               --                --                  --                 --
       946,907        1,134,938           579,352          67,222,328            413,820
            --               --                --                  --                 --
            --               --                --                  --                 --
            --
            --               --                --                  --                 --
            --               --                --             434,663                 --
        25,455           19,919            10,103             582,759             27,526
        73,358           57,101            50,903             113,578             60,198
            --                                                     --                 --
 -------------     ------------      ------------       -------------      -------------
 $   1,924,841     $  1,306,134      $    741,849       $  75,219,309      $     726,425
 -------------     ------------      ------------       -------------      -------------
 $  34,920,512     $ 22,990,010      $ 11,654,699       $ 647,879,874      $  76,637,190
        30,080              260                --           2,164,900            271,723
   (14,107,986)         713,557         1,314,643          45,775,597        (39,836,323)
     6,151,062        5,101,027           900,774         144,155,565          2,976,763
            --           33,165                --                  --                 --
        (1,335)              --                --                  --                 --
 -------------     ------------      ------------       -------------      -------------
 $  26,992,333     $ 28,838,019      $ 13,870,116       $ 839,975,936      $  40,049,353
 -------------     ------------      ------------       -------------      -------------
 $  22,859,452     $ 17,992,938      $  3,784,302       $ 303,138,450      $  32,299,874
     1,923,744        1,197,698           291,770          12,289,796          2,477,134
 -------------     ------------      ------------       -------------      -------------
 $       11.88     $      15.02      $      12.97       $       24.67      $       13.04
 $   4,132,881     $ 10,845,081      $ 10,085,814       $ 536,837,486      $   7,749,479
       349,111          725,478           784,728          21,966,264            601,971
 -------------     ------------      ------------       -------------      -------------
 $       11.84     $      14.95      $      12.85       $       24.44      $       12.87

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/04                      (continued)
--------------------------------------------------------------------------------

                                                                                                Pioneer
                                                                                              Real Estate         Pioneer
                                                                                                 Shares            Fund
                                                                                             VCT Portfolio     VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $7,948,943,
  $3,201,363, $0, $0, $3,388,083, $1,138,824, $0, and $0, respectively)
 (Cost $71,947,778, $470,288,010, $216,560,015, $40,221,876, $124,177,032, $42,476,528,
 $45,245,226, and $36,386,174, respectively)                                                 $ 104,281,934    $ 591,820,004
 Temporary cash investments (cost $6,600,000)                                                           --               --
                                                                                             -------------    -------------
 Total Investments In Securities                                                             $ 104,281,934    $ 591,820,004
 Cash                                                                                            2,220,578               --
 Cash held as collateral for futures contracts                                                          --               --
 Futures collateral                                                                                     --               --
 Foreign currencies, at value (Cost $0, $0, $0, $0, $0, $452,063, $0, and $0 respectively)              --               --
 Receivables --
  Investment securities sold                                                                            --               --
  Fund shares sold                                                                                  15,950          408,198
  Variation margin                                                                                      --               --
  Dividends, interest and foreign taxes withheld                                                   561,625        1,035,978
  Forward foreign currency settlement contracts, net                                                    --               --
  Forward foreign currency portfolio hedge contracts, open -- net                                       --               --
  Due from Pioneer Investment Management, Inc.                                                          --               --
 Other                                                                                               3,635           40,546
                                                                                             -------------    -------------
    Total assets                                                                             $ 107,083,722    $ 593,304,726
                                                                                             -------------    -------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                            $     404,407    $   1,000,388
  Fund shares repurchased                                                                           60,248               --
  Dividends                                                                                             --               --
  Upon return for securities loaned                                                              8,225,580        3,264,284
  Variation margin                                                                                      --               --
  Forward foreign currency settlement contracts, net                                                    --               --
  Forward foreign currency portfolio hedge contracts, open -- net                                       --               --
 Due to bank                                                                                            --          848,222
 Due to affiliates                                                                                  82,031          307,212
 Accrued expenses                                                                                   65,288          120,791
 Other                                                                                                  --               --
                                                                                             -------------    -------------
    Total liabilities                                                                        $   8,837,554    $   5,540,897
                                                                                             -------------    -------------
NET ASSETS:
 Paid-in capital                                                                             $  62,351,060    $ 535,852,814
 Undistributed net investment income (loss)                                                        286,854          433,753
 Accumulated net realized gain (loss)                                                            3,274,098      (70,054,732)
 Net unrealized gain (loss) on:
  Investments                                                                                   32,334,156      121,531,994
  Futures contracts                                                                                     --               --
  Forward foreign currency contracts and other assets and
   liabilities denominated in foreign currencies                                                        --               --
                                                                                             -------------    -------------
    Total net assets                                                                         $  98,246,168    $ 587,763,829
                                                                                             -------------    -------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                                                 $  36,447,028    $ 454,136,359
 Shares outstanding                                                                              1,499,747       22,081,959
                                                                                             -------------    -------------
  Net asset value per share                                                                  $       24.30    $       20.57
 Class II:
 No par value (unlimited number of shares authorized)
  Net assets                                                                                 $  61,799,140    $ 133,627,470
 Shares outstanding                                                                              2,547,790        6,513,968
                                                                                             -------------    -------------
  Net asset value per share                                                                  $       24.26    $       20.51

110 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Pioneer                              Pioneer            Pioneer           Pioneer           Pioneer
     Equity           Pioneer              High            Strategic          America            Money
     Income           Balanced            Yield              Income            Income           Market
 VCT Portfolio     VCT Portfolio      VCT Portfolio      VCT Portfolio     VCT Portfolio     VCT Portfolio
 $ 281,807,959     $ 44,912,717       $ 129,507,381       $45,406,176      $ 46,138,116      $36,386,174
            --               --                  --                --                --        6,600,000
 -------------     ------------       -------------       -----------      ------------      -----------
 $ 281,807,959     $ 44,912,717       $ 129,507,381       $45,406,176      $ 46,138,116      $42,986,174
       154,992          770,401             392,872           529,987            20,754           44,755
            --               --                  --                --                --               --
            --               --                  --                --                --               --
            --               --                  --           590,712                --               --
            --               --                  --            79,688                --           65,132
       257,005              615             100,052           132,751                --              567
            --               --                  --                --                --               --
       725,532          169,693           1,768,626           676,848           368,514          122,921
            --               --                  --                --                --               --
            --               --                  --                --                --               --
            --               --                  --                --                --               --
         7,531            3,050               4,893             2,899             2,900            2,807
 -------------     ------------       -------------       -----------      ------------      -----------
 $ 282,953,019     $ 45,856,476       $ 131,773,824       $47,419,061      $ 46,530,284      $43,222,356
 -------------     ------------       -------------       -----------      ------------      -----------
 $          --     $         --       $     333,848       $   181,909      $    201,361      $        --
       758,304            7,826           4,952,077             3,445           113,148          259,932
            --               --                  --             2,797                --            1,474
            --               --           3,541,345         1,191,203                --               --
            --               --                  --                --                --               --
            --               --                  --           115,451                --               --
            --               --                  --                --                --               --
            --               --                  --                --                --               --
       181,072           30,009              83,826            32,524            26,826           17,912
        87,865           54,431              61,266            50,840            55,852           37,855
            --               --                  --                --                --            8,991
 -------------     ------------       -------------       -----------      ------------      -----------
 $   1,027,241     $     92,266       $   8,972,362       $ 1,578,169      $    397,187      $   326,164
 -------------     ------------       -------------       -----------      ------------      -----------
 $ 228,847,694     $ 46,401,274       $ 113,693,485       $41,872,240      $ 46,546,165      $42,897,250
     1,228,049           14,409              42,906           311,542          (264,827)           2,001
   (13,397,909)      (5,342,314)          3,734,722           794,850        (1,041,130)          (3,059)
    65,247,944        4,690,841           5,330,349         2,929,648           892,889               --
            --               --                  --                --                --               --
            --               --                  --           (67,388)               --               --
 -------------     ------------       -------------       -----------      ------------      -----------
 $ 281,925,778     $ 45,764,210       $ 122,801,462       $45,840,892      $ 46,133,097      $42,896,192
 -------------     ------------       -------------       -----------      ------------      -----------
 $ 188,234,469     $ 35,312,051       $  70,889,843       $20,813,544      $ 32,341,802      $42,896,192
     9,147,953        2,451,399           6,073,809         1,848,427         3,199,958       42,901,207
 -------------     ------------       -------------       -----------      ------------      -----------
 $       20.58     $      14.40       $       11.67       $     11.26      $      10.11      $      1.00
 $  93,691,309     $ 10,452,159       $  51,911,619       $25,027,348      $ 13,791,295      $        --
     4,529,535          726,928           4,447,914         2,222,576         1,362,373               --
 -------------     ------------       -------------       -----------      ------------      -----------
 $       20.68     $      14.38       $       11.67       $     11.26      $      10.12      $        --

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS 12/31/04
--------------------------------------------------------------------------------

                                                                                        Pioneer            Pioneer
                                                                                   Emerging Markets        Europe
                                                                                     VCT Portfolio      VCT Portfolio
                                                                                         Year               Year
                                                                                         Ended              Ended
                                                                                       12/31/04           12/31/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $146,637, $51,698, $53,248, $349,
 $149, $12,629, and $4,478, respectively)                                             $  972,424         $  355,527
 Interest                                                                                  6,531              3,353
 Income on securities loaned, net                                                          8,227                 --
 Other                                                                                        --                 --
                                                                                      ----------         ----------
  Total investment income                                                             $  987,182         $  358,880
                                                                                      ----------         ----------
EXPENSES:
 Management fees                                                                      $  395,468         $  149,784
 Transfer agent fees and expenses                                                          3,020              3,049
 Distribution fees (Class II)                                                             66,163             15,403
 Administrative reimbursements                                                            18,500             18,500
 Custodian fees                                                                          137,409             66,885
 Professional fees                                                                        55,020             33,376
 Printing expense                                                                         15,712              5,807
 Fees and expenses of nonaffiliated trustees                                                  --                 --
 Miscellaneous                                                                            15,036             13,769
                                                                                      ----------         ----------
  Total expenses                                                                      $  706,328         $  306,573
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                                                (41,545)           (66,223)
  Less fees paid indirectly                                                                  (90)                --
                                                                                      ----------         ----------
  Net expenses                                                                        $  664,693         $  240,350
                                                                                      ----------         ----------
    Net investment income (loss)                                                      $  322,489         $  118,530
                                                                                      ----------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments (net of foreign capital gains taxes of $179,851)                         $5,608,134         $1,174,390
 Futures Contracts                                                                            --                 --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                                      (34,951)           (19,831)
                                                                                      ----------         ----------
                                                                                      $5,573,183         $1,154,559
                                                                                      ----------         ----------
 Change in net unrealized gain or (loss) from:
 Investments (net of decrease in reserve for repatriation taxes of $348,151)          $   17,838         $1,407,564
 Futures Contracts                                                                            --                 --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                                        4,855             (4,757)
                                                                                      ----------         ----------
                                                                                      $   22,693         $1,402,807
                                                                                      ----------         ----------
 Net gain (loss) on investments, futures contracts
 and foreign currency transactions                                                    $5,595,876         $2,557,366
                                                                                      ==========         ===========
 Net increase (decrease) in net assets resulting
 from operations                                                                      $5,918,365         $2,675,896
                                                                                      ==========         ===========

112 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       Pioneer               Pioneer            Pioneer           Pioneer           Pioneer
 International Value     Small Cap Value     Small Company     Mid Cap Value     Growth Shares
    VCT Portfolio         VCT Portfolio      VCT Portfolio     VCT Portfolio     VCT Portfolio
         Year                  Year               Year              Year             Year
        Ended                 Ended              Ended             Ended             Ended
       12/31/04              12/31/04           12/31/04          12/31/04         12/31/04
     $  499,250            $  193,923         $  116,978       $  7,019,067       $  644,743
          4,330                20,839              5,203            207,829            6,132
         14,304                 2,778              2,321             24,175            1,712
             --                    --                 --                 --               --
     ----------            ----------         ----------       ------------       ----------
     $  517,884            $  217,540         $  124,502       $  7,251,071       $  652,587
     ----------            ----------         ----------       ------------       ----------
     $  237,439            $  153,423         $   90,872       $  3,753,733       $  265,832
          2,971                    --              2,009              3,195            3,020
          5,526                15,087             21,149            936,681           13,265
         18,500                18,500             18,500            117,136           18,500
         70,086                38,476             26,887            100,959           30,320
         62,141                45,386             32,556             67,108           34,166
         13,358                11,214             11,676            107,301           14,534
             --                    --                 --              3,413               --
         14,409                 1,717              1,442              7,185            2,307
     ----------            ----------         ----------       ------------       ----------
     $  424,430            $  283,803         $  205,091       $  5,096,711       $  381,944
             --                (9,953)           (33,905)                --               --
             --                  (815)                --            (10,627)          (1,080)
     ----------            ----------         ----------       ------------       ----------
     $  424,430            $  273,035         $  171,186       $  5,086,084       $  380,864
     ----------            ----------         ----------       ------------       ----------
     $   93,454            $  (55,495)        $  (46,684)      $  2,164,987       $  271,723
     ----------            ----------         ----------       ------------       ----------
     $2,873,604            $1,576,824         $2,004,714       $ 53,898,712       $1,562,700
             --               167,366             13,667                 --               --
        (63,278)                   --             (3,021)                --               --
     ----------            ----------         ----------       ------------       ----------
     $2,810,326            $1,744,190         $2,015,360       $ 53,898,712       $1,562,700
     ----------            ----------         ----------       ------------       ----------
     $1,321,708            $2,521,390         $ (373,588)      $ 70,310,429       $  618,844
             --                10,731            (11,218)                --               --
        (11,522)                   --                 --                 --               --
     ----------            ----------         ----------       ------------       ----------
     $1,310,186            $2,532,121         $ (384,806)      $ 70,310,429       $  618,844
     ----------            ----------         ----------       ------------       ----------
     $4,120,512            $4,276,311         $1,628,554       $124,209,141       $2,181,544
     ===========           ===========        ==========       ============       ==========
     $4,213,966            $4,220,816         $1,583,870       $126,374,128       $2,453,267
     ===========           ==========         ==========       ============       ==========

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS 12/31/04                                  (continued)
--------------------------------------------------------------------------------

                                                                                    Pioneer             Pioneer
                                                                              Real Estate Shares         Fund
                                                                                 VCT Portfolio       VCT Portfolio
                                                                                     Year                Year
                                                                                     Ended               Ended
                                                                                   12/31/04            12/31/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $3,560, $27,542,
$0, $1,615, $0, $0, $0 and $0, respectively)                                      $ 2,668,265        $ 5,255,783
 Interest (net of foreign taxes withheld of $0, $0, $0, $94, $0, $3,344,
$0 and $0, respectively)                                                               28,012            158,731
 Income on securities loaned, net                                                       1,856              9,868
 Other                                                                                     --                 --
                                                                                  -----------        -----------
  Total investment income                                                         $ 2,698,133        $ 5,424,382
                                                                                  -----------        -----------
EXPENSES:
 Management fees                                                                  $   632,167        $ 1,790,664
 Transfer agent fees and expenses                                                       3,007              2,736
 Distribution fees (Class II)                                                         117,814            273,949
 Administrative reimbursements                                                         18,500             24,868
 Custodian fees                                                                        34,727             47,602
 Professional fees                                                                     46,225             59,072
 Printing expense                                                                      37,031             30,024
 Fees and expenses of nonaffiliated trustees                                               --                 --
 Miscellaneous                                                                          2,572                 --
                                                                                  -----------        -----------
  Total expenses                                                                  $   892,043        $ 2,228,915
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                                                  --                 --
  Less fees paid indirectly                                                                --             (4,581)
                                                                                  -----------        -----------
  Net expenses                                                                    $   892,043        $ 2,224,334
                                                                                  -----------        -----------
    Net investment income (loss)                                                  $ 1,806,090        $ 3,200,048
                                                                                  -----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                                                      $ 7,508,438        $ 1,095,419
 Futures Contracts                                                                         --                 --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                                        --            (11,040)
                                                                                  -----------        -----------
                                                                                  $ 7,508,438        $ 1,084,379
                                                                                  -----------        -----------
 Change in net unrealized gain or (loss) from:
 Investments                                                                      $15,633,552        $30,978,376
 Futures Contracts                                                                         --                 --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                                        --                 --
                                                                                  -----------        -----------
                                                                                  $15,633,552        $30,978,376
                                                                                  -----------        -----------
 Net gain (loss) on investments, futures contracts
 and foreign currency transactions                                                $23,141,990        $32,062,755
                                                                                  ===========        ===========
 Net increase (decrease) in net assets resulting
 from operations                                                                  $24,948,080        $35,262,803
                                                                                  ===========        ===========

114 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                  Pioneer           Pioneer
    Pioneer           Pioneer             Pioneer              Pioneer            America            Money
 Equity Income        Balanced          High Yield        Strategic Income         Income           Market
 VCT Portfolio     VCT Portfolio       VCT Portfolio        VCT Portfolio      VCT Portfolio     VCT Portfolio
      Year              Year               Year                 Year                Year             Year
     Ended             Ended               Ended                Ended              Ended             Ended
    12/31/04          12/31/04           12/31/04             12/31/04            12/31/04         12/31/04
  $ 7,227,744        $  452,044        $    28,052           $       --         $       --         $     --
      128,972           825,144          6,314,255            2,185,006          1,995,831          430,188
        7,190                --             15,124                   --                 --               --
           --                --                 --                3,989                 --               --
  -----------        ----------        -----------           ----------         ----------         --------
  $ 7,363,906        $1,277,188        $ 6,357,431           $2,188,995         $1,995,831         $430,188
  -----------        ----------        -----------           ----------         ----------         --------
  $ 1,531,353        $  288,949        $   669,359           $  214,069         $  243,809         $153,638
        3,000             2,987              1,806                2,896              2,896            1,510
      181,888            16,887             85,911               31,944             19,905               --
       30,408            18,500             19,997               18,500             18,500           18,500
       43,740            18,175             21,500               21,476             18,454           24,343
       52,063            53,197             56,459               59,577             52,915           25,656
       41,880            17,844             30,056               21,159             11,737               --
        1,681                --                 --                   --                 --               --
        8,282             3,205              4,539                2,272              2,020            1,228
  -----------        ----------        -----------           ----------         ----------         --------
  $ 1,894,295        $  419,744        $   889,627           $  371,893         $  370,236         $224,875
           --                --                 (6)                  --                 --               --
       (4,731)               --                 --                   --                 --               --
  -----------        ----------        -------------         ----------         ----------         --------
  $ 1,889,564        $  419,744        $   889,621           $  371,893         $  370,236         $224,875
  -----------        ----------        -------------         ----------         ----------         --------
  $ 5,474,342        $  857,444        $ 5,467,810           $1,817,102         $1,625,595         $205,313
  -----------        ----------        -------------         ----------         ----------         --------
  $ 2,001,864        $1,099,149        $ 3,746,873           $1,126,982         $  206,989         $     --
           --                --                 --                   --                 --               --
           --                                   --              (45,775)                --               --
  -----------        ----------        -------------         ----------         ----------         --------
  $ 2,001,864        $1,099,149        $ 3,746,873           $1,081,207         $  206,989         $     --
  -----------        ----------        -------------         ----------         ----------         --------
  $29,937,321        $  127,896        $(1,480,061)          $  817,291         $ (352,583)        $     --
           --                --                 --                   --                 --               --
           --                --                 --              (49,594)                --               --
  -----------        ----------        -------------         ----------         ----------         --------
  $29,937,321        $  127,896        $(1,480,061)          $  767,697         $ (352,583)        $     --
  -----------        ----------        -------------         ----------         ----------         --------
  $31,939,185        $1,227,045        $ 2,266,812           $1,848,904         $ (145,594)        $     --
  ===========        ==========        =============         ==========         ==========        ==========
  $37,413,527        $2,084,489        $ 7,734,622           $3,666,006         $1,480,001         $205,313
  ==========         ==========       ==============         ==========         ==========        ==========

 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 12/31/04
--------------------------------------------------------------------------------

                                                        Pioneer Emerging                        Pioneer
                                                     Markets VCT Portfolio                Europe VCT Portfolio
                                                     Year               Year             Year              Year
                                                     Ended             Ended             Ended            Ended
                                                   12/31/04           12/31/03         12/31/04          12/31/03
FROM OPERATIONS:
Net investment income (loss)                    $     322,489      $    262,378      $    118,530     $    110,674
Net realized gain (loss) on investments             5,573,183         1,187,664         1,154,559         (108,393)
Change in net unrealized gain or (loss) on
 investments, futures contracts and
 foreign currency transactions                         22,693        10,449,480         1,402,807        3,419,238
                                                -------------      ------------      ------------     ------------
  Net increase (decrease) in net assets
    resulting from operations                   $   5,918,365      $ 11,899,522      $  2,675,896     $  3,421,519
                                                -------------      ------------      ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                        $     (65,091)     $    (25,889)     $    (65,951)    $    (36,322)
 Class II                                            (196,317)          (60,429)          (38,910)          (9,367)
Net realized gain
 Class I                                                   --                --                --               --
 Class II                                                  --                --                --               --
Tax return of capital
 Class I                                                   --                --                --               --
 Class II                                                  --                --                --               --
                                                -------------      ------------      ------------     ------------
  Total distributions to shareowners            $    (261,408)     $    (86,319)     $   (104,861)    $    (45,689)
                                                -------------      ------------      ------------     ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $   9,587,268      $ 16,360,576      $  3,890,105     $  6,502,123
Reinvestment of distributions                         259,912            85,767           104,862           45,689
Cost of shares repurchased                        (11,459,650)       (8,062,148)       (3,175,336)      (6,113,517)
                                                -------------      ------------      ------------     ------------
 Net increase (decrease) in net assets
  resulting from Fund share transactions        $  (1,612,470)     $  8,384,195      $    819,631     $    434,295
                                                -------------      ------------      ------------     ------------
 Net increase (decrease) in net assets          $   4,044,487      $ 20,197,398      $  3,390,666     $  3,810,125
                                                -------------      ------------      ------------     ------------
NET ASSETS:
Beginning of year                               $  34,935,718      $ 14,738,320      $ 14,334,972     $ 10,524,848
                                                -------------      ------------      ------------     ------------
End of year                                     $  38,980,205      $ 34,935,718      $ 17,725,638     $ 14,334,973
                                                =============      ============      ============    ==============
Undistributed net investment income (loss),
 end of year                                    $      44,879      $    198,789      $    103,181     $    109,343
                                                =============      ============      ============    ==============

116 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

       Pioneer International               Pioneer Small Cap Value             Pioneer Small Company
        Value VCT Portfolio                     VCT Portfolio                      VCT Portfolio
     Year               Year                Year              Year              Year             Year
     Ended              Ended              Ended             Ended             Ended             Ended
   12/31/04           12/31/03            12/31/04          12/31/03          12/31/04         12/31/03
 $     93,454       $   136,624        $    (55,495)     $       2,125     $    (46,684)     $     (9,162)
    2,810,326          (857,791)          1,744,190           (334,168)       2,015,360          (296,269)
    1,310,186         6,236,488           2,532,121          3,353,942         (384,806)        2,171,849
 ------------       -----------        ------------      -------------     ------------      ------------
 $  4,213,966       $ 5,515,321        $  4,220,816      $   3,021,899     $  1,583,870      $  1,866,418
 ------------       -----------        ------------      -------------     ------------      ------------
 $   (113,573)      $  (146,246)       $         --      $          --     $         --      $         --
       (8,890)               (4)                 --                 --               --                --
           --                --                  --                 --               --                --
           --                --                  --                 --               --                --
           --                --                  --                 --               --                --
           --                --                  --                 --               --                --
 ------------       -------------      ------------      -------------     ------------      ------------
 $   (122,463)      $  (146,250)       $         --      $          --     $         --      $         --
 ------------       -------------      ------------      -------------     ------------      ------------
 $  4,380,480       $ 2,253,340        $ 14,302,057      $  15,752,093     $  4,450,765      $  6,156,243
      122,460           146,246                  --                 --                                 --
   (5,189,620)       (5,452,468)         (4,493,153)       (10,568,904)      (3,135,048)       (3,911,566)
 ------------       -------------      ------------      -------------     ------------      ------------
 $   (686,680)      $(3,052,882)       $  9,808,904      $   5,183,189     $  1,315,717      $  2,244,677
 ------------       -------------      ------------      -------------     ------------      ------------
 $  3,404,823       $ 2,316,189        $ 14,029,720      $   8,205,088     $  2,899,587      $  4,111,095
 ------------       -------------      ------------      -------------     ------------      ------------
 $ 23,587,510       $21,271,321        $ 14,808,299      $   6,603,211     $ 10,970,529      $  6,859,434
 ------------       -------------      ------------      -------------     ------------      ------------
 $ 26,992,333       $23,587,510        $ 28,838,019      $  14,808,299     $ 13,870,116      $ 10,970,529
 ============       =============      ============      =============     ============      ============
 $     30,080       $   122,367        $        260      $       3,664     $         --      $      1,986
 ============       =============      ============      =============     ============      ============

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 12/31/04                       (continued)
--------------------------------------------------------------------------------

                                                              Pioneer Mid Cap                      Pioneer Growth
                                                            Value VCT Portfolio                 Shares VCT Portfolio
                                                          Year               Year               Year              Year
                                                          Ended              Ended             Ended             Ended
                                                        12/31/04           12/31/03           12/31/04          12/31/03
FROM OPERATIONS:
Net investment income (loss)                         $   2,164,987      $   1,803,484      $    271,723      $    (20,270)
Net realized gain (loss) on investments                 53,898,712          6,004,760         1,562,700        (3,697,565)
Change in net unrealized gain or (loss) on
 investments, futures contracts and
 foreign currency transactions                          70,310,429         75,230,670           618,844        11,680,101
                                                     -------------      -------------      ------------      ------------
  Net increase (decrease) in net assets
    resulting from operations                        $ 126,374,128      $  83,038,914      $  2,453,267      $  7,962,266
                                                     -------------      -------------      ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                             $    (711,725)     $    (438,494)     $         --      $     (4,477)
 Class II                                               (1,067,643)          (236,135)               --                --
Net realized gain
 Class I                                                (1,863,831)                --                --                --
 Class II                                               (3,740,321)                --                --                --
Tax return of capital
 Class I                                                        --                 --                --                --
 Class II                                                       --                 --                --                --
                                                     -------------      -------------      ------------      ------------
  Total distributions to shareowners                 $  (7,383,520)     $    (674,629)     $         --      $     (4,477)
                                                     -------------      -------------      ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                     $ 331,791,818      $ 161,143,658      $  5,638,676      $  4,104,812
Class I shares issued in reorganization                 49,670,328                 --                --                --
Reinvestment of distributions                            7,383,520            674,611                --             4,477
Cost of shares repurchased                             (49,217,509)       (44,550,616)       (6,840,932)       (8,277,302)
                                                     -------------      -------------      ------------      ------------
 Net increase (decrease) in net assets resulting
  from Fund share transactions                       $ 339,628,157      $ 117,267,653      $ (1,202,256)     $ (4,168,013)
                                                     -------------      -------------      ------------      ------------
 Net increase (decrease) in net assets               $ 458,618,765      $ 199,631,938      $  1,251,011      $  3,789,776
                                                     -------------      -------------      ------------      ------------
NET ASSETS:
Beginning of year                                    $ 381,357,171      $ 181,725,233      $ 38,798,342      $ 35,008,566
                                                     -------------      -------------      ------------      ------------
End of year                                          $ 839,975,936      $ 381,357,171      $ 40,049,353      $ 38,798,342
                                                     =============      =============      ============      =============
Undistributed net investment income (loss),
 end of year                                         $   2,164,900      $   1,779,281      $    271,723      $         --
                                                     =============      =============      ============      =============

118 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

       Pioneer Real Estate                     Pioneer Fund                        Pioneer Equity
      Shares VCT Portfolio                    VCT Portfolio                     Income VCT Portfolio
      Year              Year              Year               Year              Year               Year
     Ended             Ended              Ended             Ended              Ended             Ended
    12/31/04          12/31/03          12/31/04           12/31/03          12/31/04           12/31/03
 $   1,806,090     $   2,666,503     $   3,200,048      $   2,086,873     $   5,474,342      $   4,413,641
     7,508,438          (441,521)        1,084,379         (8,525,302)        2,001,864           (634,370)
    15,633,552        15,916,594        30,978,376         49,662,141        29,937,321         34,115,732
 -------------     -------------     -------------      -------------     -------------      -------------
 $  24,948,080     $  18,141,576     $  35,262,803      $  43,223,712     $  37,413,527      $  37,895,003
 -------------     -------------     -------------      -------------     -------------      -------------
 $    (707,216)    $  (1,049,939)    $  (1,685,576)     $  (1,580,150)    $  (3,809,792)     $  (3,313,897)
      (916,414)       (1,121,546)       (1,069,680)          (520,900)       (1,595,526)          (860,942)
      (493,376)               --                --                 --                --                 --
      (803,210)               --                --                 --                --                 --
            --          (372,973)               --                 --                --                 --
            --          (398,048)               --                 --                --                 --
 -------------     -------------     -------------      -------------     -------------      -------------
 $  (2,920,216)    $  (2,942,506)    $  (2,755,256)     $  (2,101,050)    $  (5,405,318)     $  (4,174,839)
 -------------     -------------     -------------      -------------     -------------      -------------
 $  20,027,996     $   9,753,610     $  60,072,885      $  58,651,489     $  63,295,941      $  52,433,019
            --                --       298,220,832                 --                --                 --
     2,920,216         2,942,506         2,755,256          2,101,050         5,405,317          4,174,840
   (18,513,875)      (17,969,003)      (48,119,744)       (37,658,369)      (34,772,572)       (34,680,633)
 -------------     -------------     -------------      -------------     -------------      -------------
 $   4,434,337     $  (5,272,887)    $ 312,929,229      $  23,094,170     $  33,928,686      $  21,927,226
 -------------     -------------     -------------      -------------     -------------      -------------
 $  26,462,201     $   9,926,183     $ 345,436,776      $  64,216,832     $  65,936,895      $  55,647,390
 -------------     -------------     -------------      -------------     -------------      -------------
 $  71,783,967     $  61,857,784     $ 242,327,053      $ 178,110,221     $ 215,988,883      $ 160,341,493
 -------------     -------------     -------------      -------------     -------------      -------------
 $  98,246,168     $  71,783,967     $ 587,763,829      $ 242,327,053     $ 281,925,778      $ 215,988,883
 =============     =============     ============       =============     =============      =============
 $     286,854     $     153,315     $     433,753      $          --     $   1,228,049      $   1,156,984
 =============     =============     ============       =============     =============      =============

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 12/31/04                       (continued)
--------------------------------------------------------------------------------

                                                            Pioneer                        Pioneer High Yield
                                                    Balanced VCT Portfolio                   VCT Portfolio
                                                    Year              Year               Year              Year
                                                    Ended             Ended             Ended              Ended
                                                  12/31/04          12/31/03           12/31/04          12/31/03
FROM OPERATIONS:
Net investment income (loss)                    $    857,444      $    718,572      $   5,467,810     $   4,106,902
Net realized gain (loss) on investments            1,099,149           336,352          3,746,873         1,124,588
Change in net unrealized gain or (loss) on
 investments, futures contracts and
 foreign currency transactions                       127,896         5,309,842         (1,480,061)       10,301,474
                                                ------------      ------------      -------------     -------------
  Net increase (decrease) in net assets
    resulting from operations                   $  2,084,489      $  6,364,766      $   7,734,622     $  15,532,964
                                                ------------      ------------      -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                        $   (789,468)     $   (800,491)     $  (3,715,003)    $  (3,817,405)
 Class II                                           (155,092)          (20,067)        (1,764,209)         (279,944)
Net realized gain
 Class I                                                  --                --           (265,040)               --
 Class II                                                 --                --           (135,300)               --
Tax return of capital
 Class I                                                  --                --                 --                --
 Class II                                                 --                --                 --                --
                                                ------------      ------------      -------------     -------------
  Total distributions to shareowners            $   (944,560)     $   (820,558)     $  (5,879,552)    $  (4,097,349)
                                                ------------      ------------      -------------     -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $  8,978,890      $  4,068,440      $  75,619,514     $  45,609,360
Class I shares issued in reorganization                   --                --                 --                --
Reinvestment of distributions                        944,549           820,551          5,846,576         4,059,022
Cost of shares repurchased                        (9,461,531)       (9,119,455)       (44,707,455)      (18,254,761)
                                                ------------      ------------      -------------     -------------
 Net increase (decrease) in net assets
  resulting from Fund share transactions        $    461,908      $ (4,230,464)     $  36,758,635     $  31,413,621
                                                ------------      ------------      -------------     -------------
 Net increase (decrease) in net assets          $  1,601,837      $  1,313,744      $  38,613,705     $  42,849,236
                                                ------------      ------------      -------------     -------------
NET ASSETS:
Beginning of year                               $ 44,162,373      $ 42,848,629      $  84,187,757     $  41,338,521
                                                ------------      ------------      -------------     -------------
End of year                                     $ 45,764,210      $ 44,162,373      $ 122,801,462     $  84,187,757
                                                ============      ============      =============     =============
Undistributed net investment income (loss),
 end of year                                    $     14,409      $     12,808      $      42,906     $      42,283
                                                ============      ============      =============     =============

120 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

         Pioneer Strategic                      Pioneer America                         Pioneer Money
       Income VCT Portfolio                   Income VCT Portfolio                  Market VCT Portfolio
      Year               Year               Year                Year               Year               Year
      Ended              Ended              Ended              Ended               Ended              Ended
    12/31/04           12/31/03           12/31/04            12/31/03           12/31/04           12/31/03
  $  1,817,102       $  1,068,721      $   1,625,595       $   2,011,935      $     205,313      $     277,950
     1,081,207            713,901            206,989             193,917                 --              2,354
       767,697          1,695,515           (352,583)         (1,192,887)                --                 --
  ------------       ------------      -------------       -------------      -------------      -------------
  $  3,666,006       $  3,478,137      $   1,480,001       $   1,012,965      $     205,313      $     280,304
  ------------       ------------      -------------       -------------      -------------      -------------
  $ (1,210,066)      $ (1,087,224)     $  (2,102,796)      $  (2,321,232)     $    (203,312)     $    (277,950)
      (733,628)           (52,386)          (401,489)            (26,127)                --                 --
      (294,736)                --                 --                  --                 --                 --
      (171,204)                --                 --                  --                 --                 --
            --                 --                 --                  --                 --                 --
            --                 --                 --                  --                 --                 --
  ------------       ------------      -------------       -------------      -------------      -------------
  $ (2,409,634)      $ (1,139,610)     $  (2,504,285)      $  (2,347,359)     $    (203,312)     $    (277,950)
  ------------       ------------      -------------       -------------      -------------      -------------
  $ 25,764,732       $ 11,160,025      $  15,160,465       $  10,875,454      $  18,483,087      $  27,291,288
            --                 --                 --                  --         21,976,837                 --
     2,367,418          1,105,582          2,504,258           2,347,346            203,307            277,946
    (6,523,479)        (6,320,659)       (17,669,980)        (34,276,542)       (32,505,228)       (52,356,043)
  ------------       ------------      -------------       -------------      -------------      -------------
  $ 21,608,671       $  5,944,948      $      (5,257)      $ (21,053,742)     $   8,157,953      $ (24,786,809)
  ------------       ------------      -------------       -------------      -------------      -------------
  $ 22,865,043       $  8,283,475      $  (1,029,541)      $ (22,388,141)     $   8,159,954      $ (24,784,455)
  ------------       ------------      -------------       -------------      -------------      -------------
  $ 22,975,849       $ 14,692,374      $  47,162,638       $  69,550,779      $  34,736,238      $  59,520,693
  ------------       ------------      -------------       -------------      -------------      -------------
  $ 45,840,892       $ 22,975,849      $  46,133,097       $  47,162,638      $  42,896,192      $  34,736,238
  ============       ============      =============       =============      =============      =============
  $    311,542       $    152,569      $    (264,827)      $     231,501      $       2,001      $          --
  ============       ============      =============       =============      =============      =============

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Variable Contracts Trust (the Trust) is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios, fourteen of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap Value II Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial statements of Value Portfolio, Papp America- Pacific Rim Portfolio, Papp Small and Mid Cap Growth Portfolio, Oak Ridge Large Cap Growth Portfolio, Growth Opportunities Portfolio, Small Cap Value II Portfolio and Bond Portfolio and the Class II financial highlights of all the Portfolios are presented in separate books.

The investment objective of Emerging Markets Portfolio, Europe Portfolio and International Value Portfolio is to seek long-term capital growth. Small Company Portfolio, Small Cap Value Portfolio, Mid-Cap Value Portfolio and Growth Shares Portfolio seek capital appreciation. Real Estate Shares Portfolio pursues long-term capital growth, with current income as a secondary objective. Fund Portfolio seeks reasonable income and growth of capital. Equity Income Portfolio seeks current income and long-term capital growth. Balanced Portfolio's investment objectives are capital growth and current income. High Yield Portfolio seeks to maximize total return through a combination of income and capital appreciation. Strategic Income Portfolio seeks to produce a high level of current income. America Income Portfolio seeks a high level of current income as consistent with preservation of capital. Money Market Portfolio invests for current income consistent with preserving capital and providing liquidity.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolios are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

   securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   The Portfolios also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange.

   At December 31, 2004, there were no fair valued securities except as follows. All securities that trade in foreign markets whose closing prices are as of times prior to the close of the NYSE and that are held by Emerging Markets Portfolio, Europe Portfolio and International Value Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolios determine their net asset values. Consequently, the Board of Trustees of the Trust has determined that the use of daily fair valuations as provided by a pricing service is appropriate for these Portfolios. The Portfolios may also take into consideration other significant events in determining the fair value of these securities. At December 31, 2004, the valuation of China Aviation Oil Singapore was determined by the Board of Trustees of the Trust. Thus, a Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments and securities held by any Portfolio are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Discounts and premiums on fixed income securities are accreted and amortized, respectively, on a yield-to-maturity basis and are included in interest income. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   Because Real Estate Shares Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

   Emerging Markets, International Value and Europe Portfolios' investments in emerging markets or countries with limited or developing markets may subject these Portfolios to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolios' investments and income generated by these investments, as well as the Portfolios' ability to repatriate such amounts.

   High Yield and Strategic Income Portfolios invest in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

   Small capitalization stocks, while offering the potential for higher returns, such as those in the Small Company and Small Cap Value Portfolios may be subject to greater short-term price fluctuations than securities of larger companies.

B. Futures Contracts
   The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk such as the changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolios' hedging and trading strategies and potentially result in a loss. As of December 31, 2004, open contracts are shown at the bottom of this page:

C. Foreign Currency Translation
   The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

------------------------------------------------------------------------------------------------------------
                                                   Number of
                                                   Contracts      Settlement                      Unrealized
Portfolio                           Type         Long/(Short)        Month       Market Value     Gain/(Loss)
------------------------------------------------------------------------------------------------------------
 Small Cap Value Portfolio     Russell 2000           5          March 2005     $1,634,875       $33,165
------------------------------------------------------------------------------------------------------------

D. Forward Foreign Currency Contracts
   Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

E. Taxes
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolios may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2004, no such taxes were paid. In determining the daily net asset value, the Portfolios estimate the reserve for such taxes, if any, associated with investments in certain countries. Any estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. Any estimated reserve for taxes on repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of December 31, 2004, the Portfolios had no reserves related to taxes on capital gains, except that Emerging Markets

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
   Portfolio, which had a reserve of $35,490 for the taxes on the repatriation of foreign currencies.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by Real Estate Shares Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Trust as a reduction of the cost basis of the securities held, and those determined to be capital gains are reflected as such in the Statement of Operations.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, certain Portfolios had capital loss carryforwards as follows:

-----------------------------------------------------------------------------------------------------

Fiscal         Emerging                            International         Mid Cap            Growth
Year            Markets            Europe              Value              Value             Shares
Ending         Portfolio          Portfolio          Portfolio          Portfolio         Portfolio
-----------------------------------------------------------------------------------------------------
 2004        $         --        $        --       $         --        $       --        $         --
 2005        $         --        $        --       $         --        $       --        $         --
 2006        $         --        $        --       $         --        $       --        $         --
 2007        $         --        $        --       $         --        $       --        $         --
 2008        $         --        $        --       $         --        $       --        $  2,404,543
 2009        $    864,104        $ 4,296,563       $  6,653,888        $3,451,474        $  9,820,202
 2010        $  1,176,783        $ 1,896,288       $  5,309,516        $2,529,788        $ 19,245,183
 2011        $         --        $   783,043       $  2,130,998        $       --        $  7,319,241
 2012        $         --        $        --       $         --        $       --        $         --
             ------------        -----------       ------------        ----------        ------------
 Total       $  2,040,887        $ 6,975,894       $ 14,094,402        $5,981,262        $ 38,789,169
             ============       ============      =============       =============      =============

 Fiscal                           Equity                               America             Money
 Year           Fund              Income            Balanced            Income             Market
 Ending       Portfolio          Portfolio          Portfolio          Portfolio         Portfolio
-----------------------------------------------------------------------------------------------------
 2004        $         --        $        --       $         --        $       --        $         --
 2005        $         --        $        --       $         --        $       --        $         --
 2006        $         --        $        --       $         --        $       --        $         --
 2007        $         --        $        --       $         --        $       --        $         --
 2008        $         --        $        --       $         --        $  382,424        $         --
 2009        $ 20,833,698        $ 3,961,413                 --        $       --        $         --
 2010        $ 35,500,430        $ 6,407,206       $  2,571,211        $       --        $      2,813
 2011        $ 13,017,527        $ 2,677,654       $  2,590,145        $  435,523        $         --
 2012        $         --        $        --       $         --        $  171,643        $        246
             ----------------------------------------------------------------------------------------
 Total       $ 69,351,655        $13,046,273       $  5,161,356        $  989,590        $      3,059
             ----------------------------------------------------------------------------------------
             ----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

   The following Portfolios elected to defer capital and/or currency losses recognized between November 1, 2004 and December 31, 2004 to their fiscal year ending December 31, 2005.

----------------------------------------------------------------------
Portfolio                      Capital Losses     Currency Losses
----------------------------------------------------------------------
 Growth Shares Portfolio          $389,332           $     --
 Fund Portfolio                   $ 23,515           $     --
 Equity Income Portfolio          $229,369           $     --
 Balanced Portfolio               $ 90,101           $     --
 America Income Portfolio         $ 47,565           $     --
----------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

 At December 31, 2004, certain Portfolios made reclassifications as described below. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

--------------------------------------------------------------------------------

                                   Undistributed      Accumulated
                                  Net Investment   Realized Gain/Net     Paid-in
Portfolio                          Income (Loss)         (Loss)          Capital
--------------------------------------------------------------------------------
 Emerging Markets Portfolio         $ (214,991)       $  214,991       $      --
 Europe Portfolio                      (19,831)           19,831              --
 International Value Portfolio         (63,278)           63,278              --
 Small Cap Value Portfolio              52,091             6,157         (58,248)
 Small Company Portfolio                44,698            15,753         (60,451)
 Mid Cap Value Portfolio                    --                --              --
 Growth Shares Portfolio                    --                --              --
 Real Estate Shares Portfolio          (48,921)           19,456          29,465
 Fund Portfolio                        (11,039)           11,039              --
 Equity Income Portfolio                 2,041           (44,116)         42,075
 Balanced Portfolio                     88,717           (88,717)             --
 High Yield Portfolio                   12,025           (12,025)             --
 Strategic Income Portfolio            285,565          (285,565)             --
 America Income Portfolio              382,362          (368,055)        (14,307)
 Money Market Portfolio                     --                --              --
--------------------------------------------------------------------------------

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004, and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.
--------------------------------------------------------------------------------

                                              Pioneer             Pioneer
                                              Emerging            Emerging                 Pioneer           Pioneer
                                              Markets             Markets                   Europe            Europe
                                           VCT Portfolio       VCT Portfolio            VCT Portfolio     VCT Portfolio
                                                2004                2003                     2004              2003
---------------------------------------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                           $    261,408           $86,319              $    104,861           $ 45,689
 Long-Term capital gain                              --                --                        --                 --
                                           ---------------------------------------------------------------------------
                                           $    261,408           $86,319              $    104,861           $ 45,689
 Return of Capital                                   --                --                        --                 --
                                           ---------------------------------------------------------------------------
  Total distributions                      $    261,408           $86,319              $    104,861           $ 45,689
                                           ---------------------------------------------------------------------------
 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income             $    211,876                                $    103,181
 Undistributed long-term gain/(Capital
  loss carryforward)                         (2,040,887)                                 (6,975,894)
 Unrealized appreciation (depreciation)      10,207,117                                   3,545,888
                                           -----------------------------------------------------------------------------
  Total                                    $  8,378,106                                $ (3,326,825)
                                           -----------------------------------------------------------------------------
                                           ------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         Pioneer          Pioneer
                                                      International     International
                                                          Value           Value
                                                      VCT Portfolio     VCT Portfolio
                                                           2004            2003
---------------------------------------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                     $    122,463         $146,250
 Long-Term capital gain                                        --              --
                                                     -----------------------------
                                                     $    122,463         $146,250
 Return of Capital                                             --              --
                                                     -----------------------------
  Total distributions                                $    122,463         $146,250
                                                     -----------------------------
 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income                       $     34,169
 Undistributed long-term gain/(Capital
  loss carryforward)                                  (14,094,402)
 Unrealized appreciation (depreciation)                 6,132,054
                                                    ------------------------------
  Total                                              $ (7,928,179)
                                                    ==============================
---------------------------------------------------------------------------------------------------------------------------
                                                        Pioneer              Pioneer
                                                        Small                 Small
                                                        Company              Company
                                                     VCT Portfolio        VCT Portfolio
                                                         2004                  2003
---------------------------------------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                    $         --          $    --
 Long-Term capital gain                                       --               --
                                                    -----------------------------
                                                    $         --          $    --
 Return of Capital                                            --               --
                                                    -----------------------------
  Total distributions                               $         --          $    --
                                                    -----------------------------
 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income                      $         --
 Capital loss carryforward from merger                        --
 Undistributed long-term gain/(Capital
  loss carryforward)                                   1,364,989
 Unrealized appreciation (depreciation)                  850,428
                                                    ------------------------------
  Total                                             $  2,215,417
                                                    ==============================
---------------------------------------------------------------------------------------------------------------------------
                                                       Pioneer              Pioneer
                                                        Growth                Growth
                                                        Shares                Shares
                                                     VCT Portfolio        VCT Portfolio
                                                         2004                  2003
---------------------------------------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                    $         --          $ 4,477
 Long-Term capital gain                                       --               --
                                                    -----------------------------
                                                    $         --          $ 4,477
 Return of Capital                                            --               --
                                                    ------------------------------
 Total distributions                                $         --          $ 4,477
                                                    -----------------------------
 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income                      $    271,723
 Undistributed long-term gain/(Capital
  loss carryforward)                                 (38,789,169)
 Post-October loss deferred/REIT Dividend Payable       (389,332)
 Unrealized appreciation (depreciation)                2,318,941
                                                    -----------------------------
  Total                                             $(36,587,837)
                                                    -----------------------------
---------------------------------------------------------------------------------------------------------------------------

                                                                 Pioneer            Pioneer
                                                                Small Cap          Small Cap
                                                                  Value              Value
                                                              VCT Portfolio      VCT Portfolio
                                                                   2004              2003
                                                            ------------------ -----------------
 Distributions paid from:
 Ordinary Income                                             $         --          $       --
 Long-Term capital gain                                                --                  --
                                                             --------------------------------
                                                             $         --          $       --
 Return of Capital                                                     --                  --
                                                             --------------------------------
  Total distributions                                        $         --          $       --
                                                             --------------------------------
 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income                               $         --
 Undistributed long-term gain/(Capital
  loss carryforward)                                            1,086,729
 Unrealized appreciation (depreciation)                         4,761,280
                                                            ---------------------------------
  Total                                                      $  5,848,009
                                                            ---------------------------------
                                                            ---------------------------------
---------------------------------------------------------------------------------------------------------------------------

                                                               Pioneer              Pioneer
                                                               Mid Cap              Mid Cap
                                                                Value                Value
                                                            VCT Portfolio        VCT Portfolio
                                                                 2004                 2003
---------------------------------------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                    $   3,095,474          $  674,629
 Long-Term capital gain                                 4,288,046                  --
                                                    -------------   -- -- -----------
                                                     $  7,383,520          $  674,629
 Return of Capital                                             --                  --
                                                    -------------   -- -- -----------
  Total distributions                                $  7,383,520          $  674,629
                                                    -------------   -- -- -----------
 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income                       $  6,505,614
 Capital loss carryforward from merger                 48,549,164
 Undistributed long-term gain/(Capital
  loss carryforward)                                   (5,981,262)
 Unrealized appreciation (depreciation)               143,022,546
                                                    -------------   -- -- -----------
  Total                                              $192,096,062
                                                    -------------   -- -- -----------
                                                        Pioneer             Pioneer
                                                      Real Estate         Real Estate
                                                        Shares               Shares
                                                     VCT Portfolio       VCT Portfolio
                                                         2004                2003*
---------------------------------------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                    $  2,449,917          $2,171,485
 Long-Term capital gain                                  470,299                  --
                                                   -------------         -----------
                                                    $  2,920,216          $2,171,485
 Return of Capital                                            --             771,021
                                                   -------------         -----------
 Total distributions                                $  2,920,216          $2,942,506
                                                   -------------         -----------
 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income                      $         --
 Undistributed long-term gain/(Capital
  loss carryforward)                                   3,564,562
 Post-October loss deferred/REIT Dividend Payable        286,854
 Unrealized appreciation (depreciation)               32,043,692
                                                   -------------         -----------
  Total                                             $ 35,895,108
---------------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

                                                                                    Pioneer            Pioneer
                                               Pioneer               Pioneer        Equity             Equity
                                                 Fund                 Fund          Income             Income
                                            VCT Portfolio         VCT Portfolio  VCT Portfolio      VCT Portfolio
                                                 2004                 2003           2004               2003
-------------------------------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                           $ 2,755,256          $2,101,050      $   5,405,318        $4,174,839
 Long-Term capital gain                             --                  --                 --        $       --
                                           --------------------------------------------------------------------
                                           $ 2,755,256          $2,101,050      $   5,405,318        $4,174,839
 Return of Capital                                  --                 --                 --         $       --
                                           --------------------------------------------------------------------
  Total distributions                      $ 2,755,256          $2,101,050      $   5,405,318        $4,174,839
                                           --------------------------------------------------------------------
 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income             $   433,753                          $          --
 Undistributed long-term gain/(Capital
  loss carryforward)                      (69,351,655)                            (13,046,273)
 Post-October loss deferred                   (23,515)                               (229,369)
 Unrealized appreciation (depreciation)   120,852,432                              66,353,726
                                          ------------------------------------------------------------
  Total                                   $51,911,015                           $  53,078,084
                                          ------------------------------------------------------------
                                          ------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

                                            Pioneer               Pioneer                   Pioneer              Pioneer
                                            Balanced              Balanced                  High Yield          High Yield
                                          VCT Portfolio         VCT Portfolio             VCT Portfolio        VCT Portfolio
                                               2004                  2003                      2004                2003
---------------------------------------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                          $   944,560           $  820,558                $   5,479,212          $4,097,349
 Long-Term capital gain                            --                   --                      400,340                  --
                                          ---------------------------------------------------------------------------------
                                          $   944,560           $  820,558                $   5,879,552          $4,097,349
 Return of Capital                                 --                   --                           --                  --
                                          ---------------------------------------------------------------------------------
  Total distributions                     $   944,560           $  820,558                $   5,879,552          $4,097,349
                                          ---------------------------------------------------------------------------------
 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income            $    13,132                                     $  613,388
 Undistributed long-term gain/(Capital
  loss carryforward)                       (5,161,356)                                     3,164,280
 Post-October loss deferred                   (90,901)                                            --
 Unrealized appreciation (depreciation)     4,602,061                                      5,330,309
                                          ---------------------------------------------------------------------------------
  Total                                   $  (637,064)          $                         $9,107,977
                                          ---------------------------------------------------------------------------------
                                          ---------------------------------------------------------------------------------

 128

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Pioneer
                                        Strategic Income
                                          VCT Portfolio
                                              2004
                                    ------------------------
 Distributions paid from:
 Ordinary Income                          $ 2,196,847
 Long-Term capital gain/(Capital
  loss carryforward)                          212,787
                                          ------------
                                          $ 2,409,634
 Return of Capital                                 --
                                          ------------
  Total distributions                     $ 2,409,634
                                          ------------
 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income            $   218,814
 Undistributed long-term gain/(Capital
  loss carryforward)                          773,272
 Post-October loss deferred                        --
 Unrealized appreciation (depreciation)     2,976,566
                                          ------------
  Total                                   $  3,968,652
                                          ------------
                                             Pioneer
                                           Money Market
                                           VCT Portfolio
                                               2004
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                          $   203,312
 Long-Term capital gain/Capital
  loss carryforward                                --
                                          ------------
                                          $   203,312
 Return of Capital                                 --
                                          ------------
  Total distributions                     $   203,312
                                          ------------
 Distributable Earnings
  (Accumulated Losses):
   Undistributed ordinary income          $     2,001
 Undistributed long-term gain/(Capital
  loss carryforward)                           (3,059)
 Unrealized appreciation (depreciation)            --
                                          ------------
  Total                                   $    (1,058)
                                          ------------
--------------------------------------------------------------------------------

                                                                   Pioneer       Pioneer
                                                  Pioneer          America       America
                                              Strategic Income      Income       Income
                                               VCT Portfolio    VCT Portfolio VCT Portfolio
                                                    2003             2004         2003
-------------------------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                          $1,139,610              $2,504,285   $2,347,359
 Long-Term capital gain/(Capital
  loss carryforward)                             --                      --           --
                                          -----------------------------------------------
                                          $1,139,610              $2,504,285   $2,347,359
 Return of Capital                               --                      --           --
                                          -----------------------------------------------
  Total distributions                     $1,139,610              $2,504,285   $2,347,359
                                          ------------------------------------------------
 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income                                    $      --
 Undistributed long-term gain/(Capital
  loss carryforward)                                               (989,590)
 Post-October loss deferred                                         (47,565)
 Unrealized appreciation (depreciation)                             624,087
                                          ------------------------------------------------
  Total                                                           $(413,068)
                                           Pioneer
                                         Money Market
                                         VCT Portfolio
                                             2003
-------------------------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                          $ 277,950
 Long-Term capital gain/Capital
  loss carryforward                              --
                                          ----------
                                          $ 277,950
 Return of Capital                               --
                                          ----------
  Total distributions                     $ 277,950
                                          ----------
 Distributable Earnings
  (Accumulated Losses):
   Undistributed ordinary income
 Undistributed long-term gain/(Capital
  loss carryforward)
 Unrealized appreciation (depreciation)
                                          ----------
  Total
                                          ==========
-------------------------------------------------------------------------------------------------------------


* Included in the Portfolio's distributions from 2003 ordinary income is $192,564 in excess of investment company taxable income, which, in accordance with U.S. tax law, is taxable to shareowners as ordinary income distributions.

For the fiscal year ending December 31, 2004, Emerging Markets Portfolio has elected to pass through foreign tax credits of $325,677.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, the recognition of unrealized gains or losses on certain futures contracts and the tax treatment of premium amortization.

F. Portfolio Shares
   The Portfolios record sales and repurchases of their shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004.

   Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of share based on their respective percentage of the adjusted net assets at the beginning of the day. High Yield, Strategic Income, America Income and Money Market Portfolios declare as daily dividends substantially all of their respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

G. Securities Lending
   The Portfolios lend securities in their portfolios to certain broker-dealers or other institutional investors, with the Portfolios' custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolios also continue to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for account of the Portfolios. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolios have the right under the lending agreements to recover the securities on loan from the borrower on demand. The Portfolios invest cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Portfolios' custodian.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreements at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Portfolios. Management fees are calculated daily at the following annual rates:
------------------------------------------------------------------------------

                                  Management Fee as a Percentage
                                   of each Portfolio's Average
Portfolio                                Daily Net Assets
--------------------------------------------------------------------------------
 Emerging Markets Portfolio                    1.15%
 Europe Portfolio                              1.00%
 International Value Portfolio                 1.00%
 Small Cap Value Portfolio                     0.75%
 Small Company Portfolio                       0.75%
 Mid Cap Value Portfolio                       0.65%
 Growth Shares Portfolio                       0.70%
 Real Estate Shares Portfolio                  0.80%
 Fund Portfolio                                0.65%
 Equity Income Portfolio                       0.65%
 Balanced Portfolio                            0.65%
 High Yield Portfolio                          0.65%
 Strategic Income Portfolio                    0.65%
 America Income Portfolio                      0.55%
 Money Market Portfolio                        0.50%

--------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

PIM has agreed not to impose a portion of its management fees and to assume other operating expenses for certain Portfolios through December 31, 2004 to the extent necessary to limit expenses of Class I shares (Class II shares in the case of High Yield and Value Portfolios) to the following percentages of the Portfolios' average daily net assets attributable to Class I shares:
--------------------------------------------------------------------------------

                               Expense Limitation as a Percentage
                                  of each Portfolio's Average
Portfolio                               Daily Net Assets
--------------------------------------------------------------------------------
 Emerging Markets Portfolio                   1.75%
 Europe Portfolio                             1.50%
 Small Cap Value Portfolio                    1.25%
 Small Company Portfolio                      1.25%
 High Yield Portfolio                         1.30%
 Strategic Income Portfolio                   1.25%
--------------------------------------------------------------------------------

The portion of the Portfolios' expenses attributable to Class II (or Class I for shares in the case of High Yield Portfolio) will be reduced only to the extent such expenses are reduced for Class I shares (or Class II shares).

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At December 31, 2004, the following amounts were payable to PIM related to management fees, administrative fees and certain other services and are included in due to affiliates:
--------------------------------------------------------------------------------

Portfolio                          Amount
--------------------------------------------------------------------------------
 Emerging Markets Portfolio      $39,145
 Europe Portfolio                 19,630
 International Value Portfolio    24,357
 Small Cap Value Portfolio        17,466
 Small Company Portfolio           7,619
 Mid Cap Value Portfolio         467,669
 Growth Shares Portfolio          25,622
 Real Estate Shares Portfolio     68,694
 Fund Portfolio                  278,054
 Equity Income Portfolio         160,961
 Balanced Portfolio               27,524
 High Yield Portfolio             72,671
 Strategic Income Portfolio       27,040
 America Income Portfolio         23,654
 Money Market Portfolio           17,777
--------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. The following amounts of transfer agent fees payable to PIMSS are included in due to affiliates at December 31, 2004:
--------------------------------------------------------------------------------

Portfolio                         Amount
--------------------------------------------------------------------------------
 Emerging Markets Portfolio      $271
 Europe Portfolio                 271
 International Value Portfolio    270
 Small Cap Value Portfolio        268
 Small Company Portfolio          268
 Mid Cap Value Portfolio          520
 Growth Shares Portfolio          271
 Real Estate Shares Portfolio     270
 Fund Portfolio                   269
 Equity Income Portfolio          271
 Balanced Portfolio               272
 High Yield Portfolio             267
 Strategic Income Portfolio       271
 America Income Portfolio         271
 Money Market Portfolio           135
--------------------------------------------------------------------------------

4. Distribution Plans
The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with each Portfolio's
Class II shares. The following amounts of distribution fees payable to PFD are included in due to affiliates at December 31, 2004:
--------------------------------------------------------------------------------

Portfolio                         Amount
--------------------------------------------------------------------------------
 Emerging Markets Portfolio     $ 6,254
 Europe Portfolio                 1,762
 International Value Portolio       828
 Small Cap Value Portfolio        2,185
 Small Company Portfolio          2,216
 Mid Cap Value Portfolio        114,570
 Growth Shares Portfolio          1,633
 Real Estate Shares Portfolio    13,097
 Fund Portfolio                  28,889
 Equity Income Portfolio         19,840
 Balanced Portfolio               2,213
 High Yield Portfolio            10,888
 Strategic Income Portfolio       5,213
 America Income Portfolio         2,901
--------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:
--------------------------------------------------------------------------------

                                                         Gross             Gross         Net Appreciation/
Portfolio                             Tax Cost       Appreciation      Depreciation       (Depreciation)
------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio         $ 30,302,378     $ 11,097,178     $    (862,318)       $ 10,234,860
 Europe Portfolio                   $ 13,986,491     $  3,915,690     $    (372,388)       $  3,543,302
 International Value Portfolio      $ 21,619,696     $  6,175,716     $     (38,238)       $  6,137,478
 Small Cap Value Portfolio          $ 22,618,337     $  5,335,071     $    (573,791)       $  4,761,280
 Small Company Portfolio            $ 13,392,581     $  1,098,063     $    (247,635)       $    850,428
 Mid Cap Value Portfolio            $770,017,850     $149,310,096     $  (6,287,550)       $143,022,546
 Growth Shares Portfolio            $ 37,873,972     $  3,044,465     $    (725,524)       $  2,318,941
 Real Estate Shares Portfolio       $ 72,577,658     $ 31,782,239     $     (77,963)       $ 31,704,276
 Fund Portfolio                     $470,964,572     $139,688,987     $ (18,836,555)       $120,852,432
 Equity Income Portfolio            $215,454,233     $ 69,454,959     $  (3,101,223)       $ 66,353,726
 Balanced Portfolio                 $ 40,310,656     $  5,154,366     $    (552,305)       $  4,602,061
 High Yield Portfolio               $124,177,071     $  6,347,617     $  (1,017,307)       $  5,330,310
 Strategic Income Portfolio         $ 42,477,674     $  3,004,383     $     (75,881)       $  2,928,502
 America Income Portfolio           $ 45,514,028     $    677,456     $     (53,369)       $    624,088
 Money Market Portfolio             $ 42,986,174     $         --     $          --        $         --
------------------------------------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than
U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were as follows:
--------------------------------------------------------------------------------

Portfolio                             Purchases          Sales
--------------------------------------------------------------------------------
 Emerging Markets Portfolio         $ 22,233,472     $ 24,663,852
 Europe Portfolio                      8,930,700        8,096,127
 International Value Portfolio        30,362,933       30,703,827
 Small Cap Value Portfolio            16,213,181        6,667,416
 Small Company Portfolio              15,556,752       13,097,177
 Mid Cap Value Portfolio             609,010,425      312,401,269
 Growth Shares Portfolio              77,027,440       77,443,920
 Real Estate Shares Portfolio         33,759,977       26,732,885
 Fund Portfolio                      102,950,656       46,364,816
 Equity Income Portfolio              72,185,977       44,337,103
 Balanced Portfolio                    6,958,907        6,637,518
 High Yield Portfolio                 83,647,941       42,692,245
 Strategic Income Portfolio           25,999,621       12,441,146
 America Income Portfolio                     --               --
 Money Market Portfolio                       --               --
--------------------------------------------------------------------------------

The cost of purchases and the proceeds from sales of U.S. Government obligations for the year ended December 31, 2004, were as follows:
--------------------------------------------------------------------------------

Portfolio                          Purchases         Sales
--------------------------------------------------------------------------------
 Balanced Portfolio              $  7,113,072     $ 6,465,950
 Strategic Income Portfolio        10,658,816       4,517,261
 America Income Portfolio          15,946,349      17,221,316
 Money Market Portfolio           102,657,000      90,158,000
--------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

7. Capital Shares
At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the fiscal years ended December 31, 2004 and 2003:
--------------------------------------------------------------------------------

                                  '04 Shares     '04 Amount      '03 Shares       '03 Amount
---------------------------------------------------------------------------------------------
 Emerging Markets Portfolio
 CLASS I:
 Shares sold                         72,945    $  1,305,983         143,611     $   1,837,255
 Reinvestment of distributions        3,952    $     63,595           2,017            25,338
 Shares repurchased                (138,809)     (2,377,707)       (195,769)       (2,390,909)
                                   --------    ------------        --------     -------------
  Net increase (decrease)           (61,912)   $ (1,008,129)        (50,141)         (528,316)
                                   =========   =============       =========    =============
 CLASS II:
 Shares sold                        468,119    $  8,281,285       1,162,017     $  14,523,321
 Reinvestment of distributions       12,278    $    196,317           4,838            60,429
 Shares repurchased                (524,708)     (9,081,943)       (435,883)       (5,671,239)
                                   --------    ------------       ---------     -------------
  Net increase (decrease)           (44,311)   $   (604,341)        730,972     $   8,912,511
                                   =========   =============       =========    =============
 Europe Portfolio
 CLASS I:
 Shares sold                         43,531    $    395,370          59,876     $     462,031
 Reinvestment of distributions        7,232          65,952           4,817            36,322
 Shares repurchased                (190,688)     (1,758,638)       (308,777)       (2,225,749)
                                   --------    ------------       ---------     -------------
  Net increase (decrease)          (139,925)   $ (1,297,316)       (244,084)    $  (1,727,396)
                                   =========   =============       =========    =============
 CLASS II:
 Shares sold                        374,441    $  3,494,736         836,602     $   6,040,092
 Reinvestment of distributions        4,343          38,910           1,262             9,637
 Shares repurchased                (151,264)     (1,416,699)       (547,441)       (3,887,768)
                                   --------    ------------       ---------     -------------
  Net increase (decrease)           227,520    $  2,116,947         290,423     $   2,161,691
                                   =========   =============       =========    =============
 International Value Portfolio:
 CLASS I:
 Shares sold                        125,954    $  1,319,269         148,266     $   1,260,116
 Reinvestment of distributions       10,994         113,572          17,452           146,246
 Shares repurchased                (449,994)     (4,643,483)       (658,580)       (5,442,461)
                                   --------    ------------       ---------     -------------
  Net increase (decrease)          (313,046)   $ (3,210,642)       (492,862)    $  (4,036,099)
                                   =========   =============       =========    =============
 CLASS II:
 Shares sold                        294,244    $  3,061,211         108,723     $     993,224
 Reinvestment of distributions          862           8,888              --                --
 Shares repurchased                 (53,626)       (546,137)         (1,092)          (10,007)
                                   --------    ------------       ---------     -------------
  Net increase (decrease)           241,480    $  2,523,962         107,631     $     983,217
                                   =========   =============       =========    =============
 Small Cap Value Portfolio
 CLASS I:
 Shares sold                        510,952    $  6,774,823       1,276,588     $  13,058,675
 Reinvestment of distributions           --              --              --                --
 Shares repurchased                (277,189)     (3,672,701)     (1,028,432)      (10,409,382)
                                   --------    ------------      ----------     -------------
  Net increase (decrease)           233,763    $  3,102,122         248,156     $   2,649,293
                                   =========   =============       =========    =============
 CLASS II:
 Shares sold                        566,136    $  7,527,234         235,328     $   2,693,418
 Reinvestment of distributions           --              --              --                --
 Shares repurchased                 (61,897)       (820,452)        (14,089)         (159,522)
                                   --------    ------------      ----------     -------------
  Net increase (decrease)           504,239    $  6,706,782         221,239     $   2,533,896
                                   =========   =============       =========    =============
---------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              '04 Shares      '04 Amount       '03 Shares       '03 Amount
------------------------------------------------------------------------------------------------------------
 Small Company Portfolio
 CLASS I:
 Shares sold                                      56,890    $     670,369         286,397     $   2,774,242
 Reinvestment of distributions                        --               --              --                --
 Shares repurchased                             (103,931)      (1,215,329)       (324,514)       (3,132,628)
                                                ------------------------------------------------------------
  Net increase (decrease)                        (47,041)   $    (544,960)        (38,117)    $    (358,386)
                                                ============================================================
 CLASS II:
 Shares sold                                     320,212    $   3,780,396         328,726     $   3,382,001
 Reinvestment of distributions                        --               --              --                --
 Shares repurchased                             (160,864)      (1,919,719)        (80,215)         (778,938)
                                                ------------------------------------------------------------
  Net increase (decrease)                        159,348    $   1,860,677         248,511     $   2,603,063
                                                ============================================================
 Mid Cap Value Portfolio
 CLASS I:
 Shares sold                                   3,133,632    $  68,612,090       2,677,744     $  46,157,551
 Class I shares issued in reorganization       2,087,866       49,670,328              --                --
 Reinvestment of distributions                   117,982        2,575,556          26,084           438,476
 Shares repurchased                           (1,365,569)     (29,591,496)     (2,465,836)      (40,592,863)
                                              --------------------------------------------------------------
  Net increase (decrease)                      3,973,911    $  91,266,478         237,992     $   6,003,164
                                              ============================================================
 CLASS II:
 Shares sold                                  12,236,512    $ 263,179,728       6,515,291     $ 114,986,107
 Reinvestment of distributions                   221,974        4,807,964          93,450           236,135
 Shares repurchased                             (881,455)     (19,626,013)       (249,002)       (3,957,753)
                                              --------------------------------------------------------------
  Net increase (decrease)                     11,577,031    $ 248,361,679       6,280,420     $ 111,264,489
                                              ============================================================
 Growth Shares Portfolio
 CLASS I:
 Shares sold                                      66,360    $     806,587          91,892     $   1,012,931
 Reinvestment of distributions                        --               --             403             4,477
 Shares repurchased                             (515,053)      (6,176,527)       (731,375)       (7,757,809)
                                              --------------------------------------------------------------
  Net increase (decrease)                       (448,693)   $  (5,369,940)       (639,080)    $  (6,740,401)
                                              ============================================================
 CLASS II:
 Shares sold                                     406,516    $   4,832,089         271,796     $   3,091,881
 Reinvestment of distributions                        --               --              --                --
 Shares repurchased                              (56,565)        (664,405)        (46,885)         (519,493)
                                              --------------------------------------------------------------
  Net increase (decrease)                        349,951    $   4,167,684         224,911     $   2,572,388
                                              ============================================================
 Real Estate Shares Portfolio
 CLASS I:
 Shares sold                                     151,466    $   3,192,487         153,884     $   2,545,266
 Reinvestment of distributions                    56,986        1,200,592          87,137         1,422,912
 Shares repurchased                             (425,846)      (8,497,885)       (588,199)       (9,201,017)
                                              --------------------------------------------------------------
  Net increase (decrease)                       (217,394)   $  (4,104,806)       (347,178)    $  (5,232,839)
                                              ============================================================
 CLASS II:
 Shares sold                                     820,863    $  16,857,146         424,038     $   7,208,344
 Reinvestment of distributions                    81,377        1,719,624          92,474         1,519,594
 Shares repurchased                             (505,041)     (10,015,990)       (578,790)       (8,767,986)
                                              --------------------------------------------------------------
  Net increase (decrease)                        397,199    $   8,560,780         (62,278)    $     (40,048)
                                              ============================================================
------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

                                              '04 Shares      '04 Amount       '03 Shares       '03 Amount
------------------------------------------------------------------------------------------------------------
 Fund Portfolio
 CLASS I:
 Shares sold                                     451,723    $   8,690,214         519,126     $   8,479,870
 Class I shares issued in reorganization      14,822,109      298,220,832              --                --
 Reinvestment of distributions                    87,609        1,685,576          94,945         1,580,150
 Shares repurchased                           (1,561,121)     (29,970,569)     (1,616,113)      (25,564,887)
                                              ---------------------------------------------------------------
  Net increase (decrease)                     13,800,320    $ 278,626,053      (1,002,042)    $ (15,504,867)
                                              ===============================================================
 CLASS II:
 Shares sold                                   2,721,468    $  51,382,671       3,031,681     $  50,171,619
 Reinvestment of distributions                    55,486        1,069,680          30,685           520,900
 Shares repurchased                             (952,397)     (18,149,175)       (747,392)      (12,093,482)
                                              --------------------------------------------------------------
  Net increase (decrease)                      1,824,557    $  34,303,176       2,314,974     $  38,599,037
                                              ==============================================================
 Equity Income Portfolio
 CLASS I:
 Shares sold                                   1,757,096    $  33,474,454       1,544,529     $  24,668,979
 Reinvestment of distributions                   198,654        3,809,791         204,954         3,313,898
 Shares repurchased                           (1,411,407)     (26,451,072)     (1,964,325)      (30,892,038)
                                              --------------------------------------------------------------
  Net increase (decrease)                        544,343    $  10,833,173        (214,842)    $  (2,909,161)
                                              ===============================================================
 CLASS II:
 Shares sold                                   1,571,139    $  29,821,487       1,723,515     $  27,764,040
 Reinvestment of distributions                    82,473        1,595,526          52,432           860,942
 Shares repurchased                             (442,520)      (8,231,500)       (242,114)       (3,788,595)
                                              --------------------------------------------------------------
  Net increase (decrease)                      1,211,092    $  23,095,513       1,533,833     $  24,836,387
                                             ===============================================================
 Balanced Portfolio
 CLASS I:
 Shares sold                                      78,321    $   1,113,192          58,603     $     777,329
 Reinvestment of distributions                    55,609          789,468          60,877           800,492
 Shares repurchased                             (586,843)      (8,291,593)       (705,902)       (9,066,098)
                                              --------------------------------------------------------------
  Net increase (decrease)                       (452,913)      (6,388,933)       (586,422)    $  (7,488,277)
                                              ===============================================================
 CLASS II:
 Shares sold                                     557,386    $   7,865,698         244,252     $   3,291,111
 Reinvestment of distributions                    10,920          155,081           1,455            20,059
 Shares repurchased                              (83,119)      (1,169,938)         (3,966)          (53,357)
                                              -------------------------------------------------------------
  Net increase (decrease)                        485,187    $   6,850,841         241,741     $   3,257,813
                                              ===============================================================
 High Yield Portfolio
 CLASS I:
 Shares sold                                   2,699,382    $  30,852,667       2,515,726     $  26,817,319
 Reinvestment of distributions                   346,267        3,947,046         357,809         3,779,086
 Shares repurchased                           (2,787,689)     (31,727,505)     (1,491,103)      (15,895,254)
                                              -------------------------------------------------------------
  Net increase (decrease)                        257,960    $   3,072,208       1,382,432     $  14,701,151
                                              ===============================================================
 CLASS II:
 Shares sold                                   3,916,481    $  44,766,847       1,708,526     $  18,792,041
 Reinvestment of distributions                   166,648        1,899,530          25,089           279,936
 Shares repurchased                           (1,171,662)     (12,979,950)       (221,726)       (2,359,507)
                                              -------------------------------------------------------------
  Net increase (decrease)                      2,911,467    $  33,686,427       1,511,889     $  16,712,470
                                              ==============================================================
-----------------------------------------------------------------------------------------------------------

136

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              '04 Shares       '04 Amount       '03 Shares        '03 Amount
--------------------------------------------------------------------------------------------------------------
 Strategic Income Portfolio
 CLASS I:
 Shares sold                                     453,590     $   4,955,590         712,653      $   7,385,764
 Reinvestment of distributions                   134,927         1,462,624         100,561          1,053,192
 Shares repurchased                             (494,192)       (5,414,640)       (579,108)        (6,045,569)
                                                --------------------------------------------------------------
  Net increase (decrease)                         94,325     $   1,002,986         234,106      $   2,393,387
                                                ===============================================================
 CLASS II:
 Shares sold                                   1,907,997     $  20,809,730         353,538      $   3,774,292
 Reinvestment of distributions                    83,281           904,794           4,862             52,365
 Shares repurchased                             (101,494)       (1,108,839)        (25,608)          (275,096)
                                               --------------------------------------------------------------
  Net increase (decrease)                      1,889,784     $  20,605,685         332,792      $   3,551,561
                                               ===============================================================
 America Income Portfolio
 CLASS I:
 Shares sold                                     245,204     $   2,472,061         711,258      $   8,118,733
 Reinvestment of distributions                   206,467         2,102,795         221,712          2,321,232
 Shares repurchased                           (1,551,998)      (15,847,044)     (3,202,256)       (34,132,706)
                                              --------------------------------------------------------------
  Net increase (decrease)                     (1,100,327)    $ (11,272,188)      2,269,286        (23,692,741)
                                              ===============================================================
 CLASS II:
 Shares sold                                   1,247,751     $  12,688,404         265,643      $   2,756,721
 Reinvestment of distributions                    39,513           401,463           2,521             26,114
 Shares repurchased                             (179,116)       (1,822,936)        (13,939)          (143,836)
                                              --------------------------------------------------------------
  Net increase (decrease)                      1,108,148     $  11,266,931         254,225      $   2,638,999
                                              ===============================================================
 Money Market Portfolio
 CLASS I:
 Shares sold                                  18,483,037     $  18,483,037      27,291,288      $  27,291,288
 Class I shares issued in reorganization      21,976,837        21,976,837              --                 --
 Reinvestment of distributions                   203,307           203,307         277,946            277,946
 Shares repurchased                          (32,505,228)      (32,505,228)    (52,356,043)       (52,356,043)
                                             -----------------------------------------------------------------
  Net increase (decrease)                      8,157,953     $   8,157,953     (24,786,809)     $ (24,786,809)
                                             ===============================================================
--------------------------------------------------------------------------------------------------------------

8. Forward Foreign Currency Contracts
During the year ended December 31, 2004, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of December 31, 2004, the Portfolios' open portfolio hedges were as follows:
------------------------------------------------------------------------------

                                   Contracts to       In Exchange     Settlement                                 Net
Portfolio                             Deliver             For            Date             Value         Unrealized Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------
 Strategic Income Portfolio     AUD    (200,000)      $  151,140         2/8/05       $   (156,097)          $   (4,957)
 Strategic Income Portfolio     EURO (1,551,000)      $1,995,676        1/26/05       $ (2,106,170)          $ (110,494)
------------------------------------------------------------------------------------------------------------------------------

Outstanding forward currency settlement contracts as of December 31, 2004 were as follows:

----------------------------------------------------------------------------------------------------
                                                                                         Net
                                        Gross        Settlement         Gross        Receivable/
Portfolio                            Receivable         Date           Payable        (Payable)
----------------------------------------------------------------------------------------------------
 International Value Portfolio       $ (432,458)    1/3/05           $ (429,646)      $ (2,812)
 International Value Portfolio       $  867,839     1/3/05           $  860,938       $  6,901
----------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

9. Merger Information
On December 8, 2004, beneficial owners of Safeco RST Core Equity Portfolio ("Core Equity"), Safeco RST Money Market Portfolio ("Money Market") and Safeco RST Multi-Cap Core Portfolio ("Multi-Cap"), three of the six portfolios that comprised Safeco Resource Series Trust, approved a proposed Agreement and Plan of Reorganization that provided for the mergers listed below. These tax-free reorganizations were accomplished on December 10, 2004 ("Closing Date"), by exchanging all of the Safeco's net assets for Class I shares as indicated below, based on Class I shares' ending net asset value on the Closing Date. The following charts show the details of the reorganizations as of that closing date Closing Date:

Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                Pioneer Fund            Safeco RST Core           Pioneer Fund
                                VCT Portfolio          Equity Portfolio           VCT Portfolio
                            (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
----------------------------------------------------------------------------------------------------
 Net Assets                     $281,591,969             $298,220,832             $879,147,352
 Shares Outstanding               13,990,134               12,804,673               28,812,243
 Class I Shares Issued                                                              14,822,109
----------------------------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                Pioneer Money                                     Pioneer Money
                                 Market VCT            Safeco RST Money            Market VCT
                                  Portfolio            Market Portfolio             Portfolio
                            (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
----------------------------------------------------------------------------------------------------
 Net Assets                      $23,493,640              $21,976,837              $67,613,266
 Shares Outstanding               23,500,655               21,976,837               45,477,492
 Class I Shares Issued                                                              21,976,837
----------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                               Pioneer Mid Cap                                   Pioneer Mid Cap
                                  Value VCT            Safeco RST Multi-            Value VCT
                                  Portfolio           Cap Core Portfolio            Portfolio
                            (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
----------------------------------------------------------------------------------------------------
 Net Assets                     $757,206,652              $49,670,328             $858,922,877
 Shares Outstanding               32,072,498                2,399,533               34,160,364
 Class I Shares Issued                                                               2,087,866
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                             Unrealized          Realized
                                          Appreciation on       Gain/(Loss)
                                            Closing Date      on Closing Date
----------------------------------------------------------------------------------------------------
 Safeco RST Core Equity Portfolio           $68,714,366         $20,662,968
 Safeco RST Money Market Portfolio                   --                  --
 Safeco RST Multi-Cap Core Portfolio        $ 5,550,191         $ 7,992,587
----------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
To the Board of Trustees and Class I Shareowners of
Pioneer Variable Contracts Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Emerging Markets VCT Portfolio, Europe VCT Portfolio, International Value VCT Portfolio, Small Cap Value VCT Portfolio, Small Company VCT Portfolio, Mid Cap Value VCT Portfolio, Growth Shares VCT Portfolio, Real Estate Shares VCT Portfolio, Pioneer Fund VCT Portfolio, Equity Income VCT Portfolio, Balanced VCT Portfolio, High Yield VCT Portfolio, Strategic Income VCT Portfolio, America Income VCT Portfolio and Money Market VCT Portfolio (fifteen of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), the "Portfolios"), as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the fifteen Portfolios of the Pioneer Variable Contracts Trust referred to above at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                          /s/ Ernst & Young

Boston, Massachusetts
February 11, 2005

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

TRUSTEES, OFFICERS AND SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                   Trustees and Officers
Pioneer Investment Management, Inc.                  The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together
Custodian                                            with their rincipal occupations during the past five years. Trustees who
Brown Brothers Harriman & Co                         are interested persons of the Portfolio within the meaning of the
                                                     Investment Company Act of 1940 are referred to as Interested Trustees.
Independent Registered Public Accounting Firm        Trustees who are not interested persons of the Trust are referred to as
Ernst & Young LLP                                    Trustees. Each of the Trustees serves as a trustee of each of the 73 U.S.
                                                     registered investment portfolios for which Pioneer Investment Management,
Principal Underwriter                                Inc. ("Pioneer") serves as investment adviser (the "Trust"). The address
Pioneer Funds Distributor, Inc.                      for all Interested Trustees and all officers of the Portfolio is 60 State
                                                     Street, Boston, Massachusetts 02109.

Legal Counsel                                        The Trust's statement of additional information provides more detailed
Wilmer Cutler Pickering Hale and Dorr LLP            information regarding the  Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Shareowner Services and Transfer                     Proxy Voting Policies and Procedures of the Trust are available without
Pioneer Investment Management Shareholder Services,  charge, upon Agent request, by calling our toll free number
Inc.                                                 (1-800-225-6292). This information is also available online at
                                                     pioneerfunds.com. Pioneer Investment Management Shareholder Services, Inc.
                                                     online at pioneerfunds.com. online at pioneerfunds.com.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                POSITIONS HELD                        PRINCIPAL OCCUPATION DURING
NAME AND AGE    WITH THE TRUST  TERM OF OFFICE        PAST FIVE YEARS                    OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan,  Chairman of the Serves until          Trustee and President Serves       Director of Harbor Global Company, Ltd.
Jr. (78)*       Board, Trustee  successor trustee     until retirement or removal
                President       and is elected or or  earlier retirement Deputy
                                removal               Chairman and a Director of
                                                      Pioneer Global Asset Management
                                                      S.p.A. ("PGAM"); Non-Executive
                                                      Chairman and a Director of
                                                      Pioneer Investment Manage
                                                      ("PIM-USA"); Chairman and a
                                                      Director of Pio of Pioneer
                                                      Alternative Investment Managemen
                                                      (Dublin); President and a
                                                      Director of Pione Investment
                                                      Management (Bermuda) Limited and
                                                      funds; President and Director of
                                                      Pioneer Fu Inc. ("PFD");
                                                      President of all of the Pione Of
                                                      Counsel (since 2000, partner
                                                      prior to 20 Pickering Hale and
                                                      Dorr LLP (counsel to PIM Pioneer
                                                      Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood  Trustee and     Serves until          President and Chief Executive      None
(52)**          Executive Vice  successor trustee is  Officer, PIM-USA since May 2003
                President       elected or earlier    (Director since January 2001);
                                retirement or removal President and Director of Pioneer
                                                      since May 2003; Chairman and
                                                      Director of Pioneer Investment
                                                      Management Shareholder Services,
                                                      Inc. ("PIMSS") since May 2003;
                                                      Executive Vice President of all of
                                                      the Pioneer Funds since June 2003;
                                                      Executive Vice President and Chief
                                                      Operating Officer of PIM-USA,
                                                      November 2000 to May 2003;
                                                      Executive Vice President, Chief
                                                      Financial Officer and Treasurer,
                                                      John Hancock Advisers, L.L.C.,
                                                      Boston, MA, November 1999 to
                                                      November 2000; Senior Vice
                                                      President and Chief Financial
                                                      Officer, John Hancock Advisers,
                                                      L.L.C., April 1997 to November
                                                      1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

140

Pioneer Variable Contracts Trust
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                POSITIONS HELD                        PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS HELD BY
NAME AND AGE    WITH THE TRUST  TERM OF OFFICE        PAST FIVE YEARS                 THIS TRUSTEE
David R.        Trustee since   Serves until a        Senior Vice President and       Director of The Enterprise Social Investment
Bock** (61)     2005            successor trustee is  Chief Financial Officer,        Company (privately-held affordable housing
3050 K.                         elected or earlier    I-trax, Inc (publicly traded    finance company); Director of New York
Street NW,                      retirement or removal.health care services            Mortgage Trust (publicly traded mortgage
Washington,                                           company) (2001-present);        REIT)
DC 20007                                              Managing Partner, Federal
                                                      City Capital Advisors
                                                      (boutique merchant
                                                      bank)(1995-2000; 2002 to
                                                      2004); Executive Vice
                                                      President and Chief
                                                      Financial Officer, Pedestal
                                                      Inc. (internet-based
                                                      mortgage trading company)
                                                      (2000-2002)
** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
 Mary K. Bush   Trustee since   Serves until          President, Bush International   Director of Brady Corporation (industrial
 (56) 3509      2000.           successor trustee is  (international inancial         identification and specialty coated material
 Woodbine                       elected or earlier    advisory firm)                  products manufacturer), Millennium
 Street,                        retirement or removal                                 Chemicals, Inc. (commodity chemicals),
 Chevy Chase,                                                                         Mortgage Guaranty Insurance Corporation,
 MD 20815                                                                             and R.J. Reynolds Tobacco Holdings, Inc.
                                                                                      (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret        Trustee since   Serves until          Founding Director, The          None
B.W. Graham      2000.          successor trustee is  Winthrop Group, Inc.
(57) 1001                       elected or earlier    (consulting firm); Professor
Sherbrooke                      retirement or removal of Management, Faculty of
Street West,                                          Management, McGill
Montreal,                                             University
Quebec,
Canada H3A
1G5
------------------------------------------------------------------------------------------------------------------------------------
Marguerite      Trustee since   Serves untill         President, and Chief Executive  Director of New American High Income Fund,
A. Piret        1995.           successor             Officer, Newbury, Piret &       Inc.(closed-end investment company)
(56) One                        trustee is            Company, Inc. (investment
Boston                          elected or            banking firm)
Place, 28th                     earlier
Floor,                          retirement
Boston, MA                      or removal
02108
------------------------------------------------------------------------------------------------------------------------------------
Stephen K.      Trustee since   Serves until          Senior Counsel, Sullivan &      Director, The Swiss Helvetic Fund, Inc.
West (76)       1995.           successor trustee     Cromwell (law firm)             (closed-end investment company) and AMVESCAP
125 Broad                       is elected or earlier                                 PLC (investment managers)
Street, New                     retirement or removal
York, NY
10004
------------------------------------------------------------------------------------------------------------------------------------
John            Trustee since   Serves until          President, John Winthrop & CO.,  None
Winthrop        September,      successor trustee     Inc.(private  investment firm)
(68) One        2000.           is elected or earlier
North Adgers                    retirement or removal
Wharf,
Charleston,
SC 29401
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Variable Contracts Trust
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                 POSITIONS HELD                             PRINCIPAL OCCUPATION DURING    OTHER DIRECTORSHIPS
NAME AND AGE     WITH THE TRUST  TERM OF OFFICE             PAST FIVE YEARS                HELD BY THIS OFFICER
Dorothy E.       Secretary       Serves at the discretion   Secretary of PIM-USA; Senior    None
Bourassa (57)                    of the Board               Vice President - Legal of
                                                            Pioneer; and Secretary/Clerk
                                                            of most of PIM-USA's
                                                            subsidiaries since October
                                                            2000; Secretary of all of the
                                                            Pioneer Funds since September
                                                            2003 (Assistant Secretary
                                                            from November 2000 to
                                                            September 2003); and Senior
                                                            Counsel, Assistant Vice
                                                            President and Director of
                                                            Complianc of PIM-USA from
                                                            April 1998 through October
                                                            2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.   Assistant       Serves at the discretion   Assistant Vice President and   None
 Kelley (40)     Secretary       of the Board               Senior Counsel of Pioneer
                                                            since July 2002; Vice
                                                            President and Senior Counsel
                                                            of BISYS Fund Services, Inc.
                                                            (April 2001 to June 2002);
                                                            Senior Vice President and
                                                            Deputy General Counsel of
                                                            Funds Distributor, Inc. (July
                                                            2000 to April 2001; Vice
                                                            President and Associate
                                                            General Counsel from July
                                                            1996 to July 2000); Assistant
                                                            Secretary of all Pioneer
                                                            Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C.         Assistant       Serves at the discretion   Partner, Wilmer Cutler         None
Phelan (47)      Secretary       of the Board               Pickering Hale and Dorr LLP;
                                                            Assistant Secretary of all
                                                            Pioneer Funds since September
                                                            2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent          Treasurer       Serves at the discretion   Vice President-Fund            None
Nave (59)                        of the Board               Accounting, Administration
                                                            and Custody Services of
                                                            Pioneer; and Treasurer of all
                                                            of the Pioneer Funds
                                                            (Assistant Treasurer from
                                                            June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Mark E.          Assistant       Serves at the discretion   Deputy Treasurer of Pioneer    None
Bradley (45)     Treasurer       of the Board               since 2004; Treasurer and
                                                            Senior Vice President, CDC
                                                            IXIS Asset Management
                                                            Services from 2002 to 2003;
                                                            Assistant Treasurer and Vice
                                                            President, MFS Investment
                                                            Management from 1997 to 2002;
                                                            and Assistant Treasurer of
                                                            all of the Pioneer Funds
                                                            since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I.          Assistant       Serves at the discretion   Assistant Vice President -     None
Presutti (39)    Treasurer       of the Board               Fund Accounting,
                                                            Administration and Custody
                                                            Services of Pioneer; and
                                                            Assistant Treasurer of all of
                                                            the Pioneer Funds since
                                                            November 2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan    Assistant       Serves at the discretion   Fund Accounting Manager -      None
(46)             Treasurer       of the Board               Fund Accounting,
                                                            Administration and Custody
                                                            Services of Pioneer; and
                                                            Assistant Treasurer of
                                                            all of the Pioneer Funds since
                                                            May 2002
------------------------------------------------------------------------------------------------------------------------------------

142

------------------------------------------------------------------------------------------------------------------------------------
Pioneer Variable Contracts Trust
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                 POSITIONS HELD                             PRINCIPAL OCCUPATION
NAME AND AGE     WITH THE TRUST  TERM OF OFFICE             DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katharine Kim    Assistant       Serves at the discretion   Fund Administration Manager -  None
Sullivan (31)    Treasurer       of the Board               Fund Accounting,
                                                            Administration and Custody
                                                            Services since June 2003;
                                                            Assistant Vice President -
                                                            Mutual Fund Operations of
                                                            State Street Corporation from
                                                            June 2002 to June 2003
                                                            (formerly Deutsche Bank Asset
                                                            Management); Pioneer Fund
                                                            Accounting, Administration
                                                            and Custody Services (Fund
                                                            Accounting Manager from
                                                            August 1999 to May 2002, Fund
                                                            Accounting Services
                                                            Supervisor from 1997 to July
                                                            1999); Assistant Treasurer of
                                                            all Pioneer Funds since
                                                            September 2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin  Chief           Serves at the discretion   Chief Compliance Officer of    None
(37)             Compliance      of the Board               Pioneer (Director of
                 Officer                                    Compliance and Senior Counsel
                                                            from November 2000 to
                                                            September 2004); Vice
                                                            President and Associate
                                                            General Counsel of UAM Fund
                                                            Services, Inc. (mutual fund
                                                            administration company) from
                                                            February 1998 to November
                                                            2000; and Chief Compliance
                                                            Officer of all of the Pioneer
                                                            Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

[LOGO]
PIONEER
Investments(R)
Pioneer Variable Contracts Trust


Issuer
Allmerica Financial Life Insurance and Annuity Company, Contract Form A3025-96 In New York and Hawaii, issued by First Allmerica Financial Life Insurance Company,
Contract Form A3025-96 GRC


General Distributor
Veravest Investments, Inc.
400 Lincoln Street
Worcester, MA 01653

Please consider a Portfolio's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a Portfolio and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer Portfolio, contact our adviser, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

                                                            [LOGO] PIONEER
                                                                   INVESTMENT(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                                    PIONEER BOND VCT PORTFOLIO -- CLASS I SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio

   Portfolio and Performance Update                           2

   Comparing Ongoing Portfolio Expenses                       3

   Portfolio Management Discussion                            4

   Schedule of Investments                                    5

   Financial Statements                                      10

   Notes to Financial Statements                             14

   Report of Independent Registered Public Accounting Firm   18

   Trustees, Officers and Service Providers                  19

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT www.pioneerfunds.com.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT http://www.sec.gov. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment in securities)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Securities            67.4%
U.S. Corporate Bonds                  28.6%
Asset Backed Securities                1.8%
Municipal Bonds                        1.1%
Collateralized Mortgage Obligations    1.1%

QUALITY DISTRIBUTION
(As a percentage of total investment in securities)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Cash               1.26%
Treasury/Agency   69.70%
AA                 1.39%
A                  8.94%
BBB               15.56%
BB                 3.15%

FIVE LARGEST HOLDINGS
(As a percentage of long-term holdings)

1. Government National Mortgage
      Association, 6.0%, 9/15/34   6.66%
2. US Treasury Notes, 3.5%,
      1/15/11                      4.96
3. Government National Mortgage
      Association, 5.5%,
      10/15/33                     4.54
4. Federal National Mortgage
      Association, 4.816%,
      12/1/12                      3.97
5. Federal National Mortgage
      Association, 5.0%, 12/1/17   3.58

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

PRICES AND DISTRIBUTIONS

                            12/31/04   12/31/03
Net Asset Value per Share   $ 11.61    $ 11.24

DISTRIBUTIONS PER SHARE               SHORT-TERM      LONG-TERM
(1/1/04 - 12/31/04)       DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                          $ 0.02545   $ --            $ --

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER BOND VCT PORTFOLIO at net asset value, compared to that of the Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 Lehman Bros    Pioneer Bond
        Aggregate Bond Index   VCT Portfolio
 7/87          10,000             10,000
               10,301             10,179
12/88          11,113             10,894
               12,728             12,125
12/90          13,868             12,921
               16,087             14,728
12/92          17,278             15,733
               18,962             17,393
12/94          18,409             16,883
               21,810             19,900
12/96          22,602             20,007
               24,784             21,690
12/98          26,937             23,621
               26,716             22,679
12/00          29,822             25,353
               32,340             27,198
12/02          35,657             29,317
               37,120             30,279
12/04          38,730             31,371

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. A market value-weighted measure of treasure and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
10 Years          6.39%
5 Years           6.70%
1 Year            3.61%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to variable product's annual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER BOND VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004

             SHARE CLASS                              I
             ---------------------------------   ----------
             Beginning Account Value on 7/1/04   $ 1,000.00
             Ending Account Value on 12/31/04    $ 1,036.10
             Expenses Paid During Period*        $     4.54

* Expenses are equal to the Portfolio's annualized expense ratio of 0.89% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER BOND VCT PORTFOLIO

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2004 through December 31, 2004

             SHARE CLASS                              I
             ---------------------------------   ----------
             Beginning Account Value on 7/1/04   $ 1,000.00
             Ending Account Value on 12/31/04    $ 1,020.66
             Expenses Paid During Period*        $     4.50

* Expenses are equal to the Portfolio's annualized expense ratio of 0.89% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

A WORD ABOUT RISK:

INVESTMENTS IN HIGH-YIELD OR LOWER-RATED SECURITIES ARE SUBJECT TO GREATER-THAN-AVERAGE RISK. WHEN INTEREST RATES RISE, THE PRICES OF FIXED-INCOME SECURITIES IN THE PORTFOLIO WILL GENERALLY FALL. CONVERSELY, WHEN INTEREST RATES FALL THE PRICES OF FIXED-INCOME SECURITIES IN THE PORTFOLIO WILL GENERALLY RISE. THE PORTFOLIO MAY INVEST IN MORTGAGE-BACKED SECURITIES, WHICH DURING TIMES OF FLUCTUATING INTEREST RATES MAY INCREASE OR DECREASE MORE THAN OTHER FIXED-INCOME SECURITIES. MORTGAGE-BACKED SECURITIES ARE ALSO SUBJECT TO PRE-PAYMENTS. INVESTMENTS IN THE PORTFOLIO ARE SUBJECT TO POSSIBLE LOSS DUE TO THE FINANCIAL FAILURE OF UNDERLYING SECURITIES AND THEIR INABILITY TO MEET THEIR DEBT OBLIGATIONS. THE SECURITIES ISSUED BY U.S. GOVERNMENT SPONSORED ENTITIES (I.E., FNMA, FREDDIE MAC) IS NEITHER GUARANTEED NOR ISSUED BY THE U.S. GOVERNMENT.

CALL 800-688-9915 OR VISIT www.pioneerfunds.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN.

PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS, PERFORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHERWISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

The domestic economy grew at a healthy pace throughout 2004, encouraging the U.S. Federal Reserve finally to begin raising short-term rates from the unusually low levels to which they had fallen. The fixed income market reacted favorably to the Fed's series of measured increases in the Fed funds rate, with the yields of longer-term Treasuries actually declining modestly. Meanwhile corporate bonds and mortgages continued to outperform Treasuries as investors sought out higher-yielding investments in an environment of continued low, by historical standards, interest rates. In the following discussion, Kenneth J. Taubes discusses the factors that influenced Pioneer Bond VCT Portfolio's performance during the 12 months. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the Portfolio. This team took portfolio management responsibility for Pioneer Bond VCT Portfolio during the final month of the 12-month period.

Q:   HOW DID THE PORTFOLIO PERFORM 2004?

A: The Portfolio's Class I had a total return of 3.61% for the 12 months ended December 31, 2004. During the same 12 months, the Lehman Aggregate Bond Index returned 4.34%.

     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE 12 MONTHS?

A: With increasing evidence that the domestic economic recovery was continuing and sustainable, the Federal Reserve Board began signaling in the spring of 2004 that it was likely to begin tightening monetary policy by raising the Fed funds rate and dampen the potential for increasing inflationary pressures. On June 30, the Fed began a series of modest tightening steps, which resulted in the rate rising from 1.00% to 2.25% by the end of the year. Despite rising short-term rates, market rates for longer-maturity securities actually tended to decline during the year, as investors reacted in a show of confidence about the economy and the Fed's policy to head off inflationary pressures. While longer-term Treasuries performed consistent with a stable environment of flat-to-declining interest rates, the backdrop of a strengthening economy and improving corporate cash flow encouraged investors to seek out greater yields through corporate bonds and mortgage-backed securities. Both corporate bonds and mortgage securities outperformed Treasuries, with high-yield corporate debt turning in the best performance among the sectors in the domestic bond market.

     As the Pioneer Fixed Income Group took responsibility for the Portfolio during the final month of 2004, we repositioned it to emphasize high-yield and investment-grade corporate bonds as well as mortgage securities. At the end of the 12-month period, about 55% of assets were invested in mortgages and about 40% were invested in corporate debt, including almost 15% high-yield bonds. We reduced our high-yield positions slightly in the final quarter of the year. As we did so, we increased our investments in mortgage securities, which offered yields competitive with corporates but with higher quality. Overall average credit quality of the Portfolio was A+.

     We also kept the Portfolio's sensitivity to interest-rate changes - as measured by duration - close to that of the benchmark Lehman Aggregate Bond Index.

Q:   WHAT IS YOUR INVESTMENT OUTLOOK?

A: We anticipate that the Federal Reserve will continue to raise the Fed funds rate at a measured pace during 2005. The fixed income market already has anticipated in current bond prices a series of further increases that would bring the Fed funds rate from 2.25% to near 3.5% by the end of the year. We believe the market rates of longer-term and intermediate-term securities already are close to being fairly valued. As a result, we anticipate that the yield curve - which measures the relationship between short-term and longer-term interest rates - likely will flatten during the year as short-term rates move up.

     In general, valuations of corporate securities appear relatively high by historical standards, but they probably are justified given the strong economic fundamentals both in the United States and throughout the globe. Strengthening economies are now helping companies across all sectors, resulting in improved cash flows and corporate profits. In this environment, we think corporate bonds should perform well, consistent with their yield advantage over Treasuries. As a result, we will continue to look for opportunities in the corporate sector. However, we expect to also put greater emphasis on mortgage securities, which offer virtually the same yields as corporate debt but have the advantage of higher credit ratings.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

              S&P/MOODY'S
PRINCIPAL     RATINGS
AMOUNT        (UNAUDITED)                                                                                         VALUE
                            ASSET BACKED SECURITIES - 1.8%
                            DIVERSIFIED FINANCIALS - 1.3%
                            CONSUMER FINANCE - 0.3%
$   156,028   AAA/Aaa       Americredit Automobile Receivables Trust, Floating Rate Note, 12/12/07         $    156,126
                                                                                                           ------------
                            SPECIALIZED FINANCE - 0.9%
    420,000   AAA/Aaa       MBNA Credit Card Master Note, Floating Rate Note, 12/15/08                     $    420,574
                                                                                                           ------------
                            TOTAL DIVERSIFIED FINANCIALS                                                   $    576,700
                                                                                                           ------------
                            UTILITIES - 0.5%
                            ELECTRICAL UTILITIES - 0.5%
    222,310   BB+/Ba2       FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)                                $    229,257
                                                                                                           ------------
                            TOTAL UTILITIES                                                                $    229,257
                                                                                                           ------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $806,100)                                                                $    805,957
                                                                                                           ------------
                            COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
                            DIVERSIFIED FINANCIALS - 1.0%
                            CONSUMER FINANCE - 0.1%
     37,157                 Asset Securitization Corp., Floating Rate Note, 1/13/30                        $     37,270
                                                                                                           ------------
                            OTHER DIVERSIFIED FINANCIAL SERVICES - 0.9%
    450,000   BB/NR         Tower 2004-2A F, 6.376%, 12/15/14                                              $    447,750
                                                                                                           ------------
                            TOTAL DIVERSIFIED FINANCIALS                                                   $    485,020
                                                                                                           ------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost $488,522)                                                                $    485,020
                                                                                                           ------------
                            CORPORATE BONDS - 25.6%
                            ENERGY - 2.5%
                            INTEGRATED OIL & Gas - 0.8%
    215,000   BBB/Baa2      Petro-Canada, 4.0%, 7/15/13                                                    $    201,398
    140,000   BBB+/Baa1     USX Corp., 6.85%, 3/1/08                                                            152,322
                                                                                                           ------------
                                                                                                           $    353,720
                                                                                                           ------------
                            OIL & GAS EXPLORATION & PRODUCTION - 1.0%
    370,000   BBB-/Baa1     Pemex Project Funding Master, 9.125%, 10/13/10                                 $    443,630
                                                                                                           ------------
                            OIL & GAS REFINING MARKETING & TRANSPORTATION - 0.7%
    295,000   BBB+/Baa1     Kinder Morgan Energy Partners, 6.75%, 3/15/11                                  $    329,347
                                                                                                           ------------
                            TOTAL ENERGY                                                                   $  1,126,697
                                                                                                           ------------
                            MATERIALS - 0.7%
                            FERTILIZERS & AGRICULTURAL CHEMICALS - 0.5%
    220,000   BBB+/Baa2     Potash Corp. Saskatchewan, 4.875%, 3/1/13                                      $    221,133
                                                                                                           ------------
                            FOREST PRODUCTS - 0.2%
     81,000   BBB/Baa2      Weyerhaeuser Co., 5.5%, 3/15/05                                                $     81,373
                                                                                                           ------------
                            TOTAL MATERIALS                                                                $    302,506
                                                                                                           ------------
                            CAPITAL GOODS - 2.0%
                            AEROSPACE & DEFENSE - 1.9%
    190,000   A/A3          Boeing Co., 5.125%, 2/15/13                                                    $    196,548
    585,000   A/A2          Honeywell International, 7.5%, 3/1/10                                               675,874
                                                                                                           ------------
                                                                                                           $    872,422
                                                                                                           ------------
                            CONSTRUCTION & ENGINEERING - 0.1%
     40,000   B+/Ba3        Shaw Group Inc., 10.75%, 3/15/10                                               $     44,100
                                                                                                           ------------
                            TOTAL CAPITAL GOODS                                                            $    916,522
                                                                                                           ------------

The accompanying notes are an integral part of these financial statements.     5

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

              S&P/MOODY'S
PRINCIPAL     RATINGS
AMOUNT        (UNAUDITED)                                                                                         VALUE
                            AUTOMOBILES & COMPONENTS - 3.1%
                            AUTOMOBILE MANUFACTURERS - 3.1%
$   635,000   BBB-/Baa1     Ford Motor Co., 7.25%, 10/1/08                                                 $    681,165
    725,000   BBB-/Baa1     GMAC, 6.125%, 9/15/06                                                               743,258
                                                                                                           ------------
                                                                                                           $  1,424,423
                                                                                                           ------------
                            TOTAL AUTOMOBILES & COMPONENTS                                                 $  1,424,423
                                                                                                           ------------
                            CONSUMER DURABLES & APPAREL - 0.6%
                            HOUSEWARES & Specialties - 0.6%
    275,000   BBB+/Baa2     Newell Rubbermaid, Inc., 4.625%, 12/15/09                                      $    277,593
                                                                                                           ------------
                            TOTAL CONSUMER DURABLES & APPAREL                                              $    277,593
                                                                                                           ------------
                            MEDIA - 1.3%
                            BROADCASTING & CABLE TELEVISION - 0.8%
    335,000   BBB/Baa3      Comcast Corp., 5.3%, 1/15/14                                                   $    345,490
                                                                                                           ------------
                            MOVIES & ENTERTAINMENT - 0.5%
    215,000   BBB+/Baa1     Time Warner, Inc., 6.75%, 4/15/11                                              $    241,845
                                                                                                           ------------
                            TOTAL MEDIA                                                                    $    587,335
                                                                                                           ------------
                            RETAILING - 0.3%
                            DEPARTMENT STORES - 0.3%
    140,000   A-/Baa1       Nordstrom, Inc., 5.625%, 1/15/09                                               $    148,166
                                                                                                           ------------
                            TOTAL RETAILING                                                                $    148,166
                                                                                                           ------------
                            FOOD, BEVERAGE & TOBACCO - 2.0%
                            BREWERS - 0.7%
    280,000   BBB+/Baa1     Miller Brewing Co., 5.5%, 8/15/13 (144A)                                       $    292,669
                                                                                                           ------------
                            PACKAGED FOODS & MEATS - 0.7%
    280,000   A+/A1         Unilever Capital Corp., 7.125%, 11/1/10                                        $    322,062
                                                                                                           ------------
                            SOFT DRINKS - 0.6%
    280,000   A/A3          Bottling Group LLC., 5.0%, 11/15/13                                            $    288,674
                                                                                                           ------------
                            TOTAL FOOD, BEVERAGE & TOBACCO                                                 $    903,405
                                                                                                           ------------
                            HEALTH CARE EQUIPMENT & SERVICES - 1.6%
                            HEALTH CARE DISTRIBUTORS - 0.8%
    360,000   BBB/Baa3      Cardinal Health, Inc., 6.0%, 1/15/06                                           $    367,609
                                                                                                           ------------
                            HEALTH CARE FACILITIES - 0.8%
    350,000   BB+/Ba2       HCA, Inc., 6.3%, 10/1/12                                                       $    354,972
                                                                                                           ------------
                            TOTAL HEALTH CARE EQUIPMENT & SERVICES                                         $    722,581
                                                                                                           ------------
                            BANKS - 1.1%
                            DIVERSIFIED BANKS - 0.5%
    225,000   A+/Aa3        US Bancorp, 3.125%, 3/15/08                                                    $    221,056
                                                                                                           ------------
                            REGIONAL BANKS - 0.6%
    280,000   A-/A2         Keycorp, 2.75%, 2/27/07                                                        $    274,850
                                                                                                           ------------
                            TOTAL BANKS                                                                    $    495,096
                                                                                                           ------------
                            DIVERSIFIED FINANCIALS - 3.2%
                            CONSUMER FINANCE - 2.1%
    460,000   A/A2          National Rural Utilities, 7.25%, 3/1/12                                        $    530,934
    415,000   A/A2          SLM Corp., Floating Rate Note, 7/25/14                                              413,514
                                                                                                           ------------
                                                                                                           $    944,448
                                                                                                           ------------

6     The accompanying notes are an integral part of these financial statements.

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

              S&P/MOODY'S
PRINCIPAL     RATINGS
AMOUNT        (UNAUDITED)                                                                                         VALUE
                            DIVERSIFIED FINANCIAL SERVICES - 1.1%
$   497,300   BBB-/Baa3     Bombardier Capital, Inc., 7.09%, 3/30/07                                       $    505,000
                                                                                                           ------------
                            TOTAL DIVERSIFIED FINANCIALS                                                   $  1,499,448
                                                                                                           ------------
                            INSURANCE - 2.5%
                            LIFE & HEALTH INSURANCE - 1.9%
    415,000   AA/A1         Jackson National Life Fund, Floating Rate Note, 3/11/05 (144A)                 $    415,091
    450,000   A-/A3         Lincoln National Corp., 5.25%, 6/15/07                                              466,088
                                                                                                           ------------
                                                                                                           $    881,179
                                                                                                           ------------
                            PROPERTY & CASUALTY INSURANCE - 0.6%
    250,000   BB/Baa3       Ohio Casualty Corp., 7.3%, 6/15/14                                             $    269,049
                                                                                                           ------------
                            TOTAL INSURANCE                                                                $  1,150,228
                                                                                                           ------------
                            REAL ESTATE - 0.8%
                            REAL ESTATE INVESTMENT TRUSTS - 0.8%
    350,000   BBB-/Baa3     Health Care REIT, 6.0%, 11/15/13                                               $    362,239
                                                                                                           ------------
                            TOTAL REAL ESTATE                                                              $    362,239
                                                                                                           ------------
                            TECHNOLOGY HARDWARE & EQUIPMENT - 0.8%
                            COMMUNICATIONS EQUIPMENT - 0.8%
    350,000   BB+/Ba2       Corning, Inc., 5.9%, 3/15/14                                                   $    350,776
                                                                                                           ------------
                            TOTAL TECHNOLOGY HARDWARE & Equipment                                          $    350,776
                                                                                                           ------------
                            TELECOMMUNICATION SERVICES - 0.5%
                            INTEGRATED TELECOMMUNICATION SERVICES - 0.5%
    190,000   A+/A2         Verizon Global Funding Corp., 7.375%, 9/1/12                                   $    223,589
                                                                                                           ------------
                            TOTAL TELECOMMUNICATION SERVICES                                               $    223,589
                                                                                                           ------------
                            UTILITIES - 2.8%
                            ELECTRIC UTILITIES - 1.3%
    260,000   BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                               $    261,040
    305,000   BBB/Baa1      PSE&G Power, 6.95%, 6/1/12                                                          343,687
                                                                                                           ------------
                                                                                                           $    604,727
                                                                                                           ------------
                            MULTI-UTILITIES & UNREGULATED POWER - 1.4%
    470,000   BBB-/Baa3     Avista Corp., 7.75%, 1/1/07                                                    $    504,360
    140,000   BBB+/Baa1     Dominion Resources, 6.25%, 6/30/12                                                  152,850
                                                                                                           ------------
                                                                                                           $    657,210
                                                                                                           ------------
                            TOTAL UTILITIES                                                                $  1,261,937
                                                                                                           ------------
                            TOTAL CORPORATE BONDS
                            (Cost $11,258,585)                                                             $ 11,703,351
                                                                                                           ------------
                            SUPERNATIONAL BONDS - 1.9%
                            DIVERSIFIED BANKS - 1.9%
    855,000   AAA/Aaa       International Bank for Reconstruction & Development, 4.375%, 9/28/06           $    873,254
                                                                                                           ------------
                            TOTAL SUPERNATIONAL BONDS
                            (Cost $889,548)                                                                $    873,254
                                                                                                           ------------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

              S&P/MOODY'S
PRINCIPAL     RATINGS
AMOUNT        (UNAUDITED)                                                                                         VALUE
                            U.S. GOVERNMENT AGENCY OBLIGATIONS - 66.3%
                            GOVERNMENT - 66.3%
$   730,000   AAA/Aaa       Fannie Mae, 5.24%, 8/7/18                                                      $    728,042
    951,792   AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                                      983,694
    165,092   AAA/Aaa       Federal National Mortgage Association, 3.5%, 9/15/10                                165,132
  1,746,771   AAA/Aaa       Federal National Mortgage Association, 4.816%, 12/1/12                            1,785,123
  1,468,297   AAA/Aaa       Federal National Mortgage Association, 5.0%, 3/1/33                               1,459,684
    769,739   AAA/Aaa       Federal National Mortgage Association, 5.0%, 5/1/34                                 764,105
  1,583,460   AAA/Aaa       Federal National Mortgage Association, 5.0%, 12/1/17                              1,610,781
  1,322,740   AAA/Aaa       Federal National Mortgage Association, 5.5%, 2/1/18                               1,373,362
    627,725   AAA/Aaa       Federal National Mortgage Association, 5.5%, 7/1/23                                 642,141
  1,053,879   AAA/Aaa       Federal National Mortgage Association, 5.5%, 9/1/17                               1,090,341
     44,053   AAA/Aaa       Federal National Mortgage Association, 6.0%, 1/1/29                                  45,708
    361,965   AAA/Aaa       Federal National Mortgage Association, 6.0%, 3/1/31                                 374,788
    955,000   AAA/Aaa       Federal National Mortgage Association, 6.0%, 4/15/32                                998,376
    101,504   AAA/Aaa       Federal National Mortgage Association, 6.0%, 6/1/15                                 106,587
    443,634   AAA/Aaa       Federal National Mortgage Association, 6.0%, 8/1/32                                 459,341
    155,494   AAA/Aaa       Federal National Mortgage Association, 6.0%, 9/1/29                                 161,142
     64,887   AAA/Aaa       Federal National Mortgage Association, 6.5%, 1/1/15                                  68,860
    228,628   AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/29                                 240,250
     95,096   AAA/Aaa       Federal National Mortgage Association, 7.0%, 3/1/12                                 100,828
     33,575   AAA/Aaa       Federal National Mortgage Association, 8.0%, 1/1/31                                  36,405
     77,981   AAA/Aaa       Federal National Mortgage Association, 8.0%, 2/1/29                                  84,861
     31,684   AAA/Aaa       Federal National Mortgage Association, 8.0%, 2/1/30                                  34,441
      6,095   AAA/Aaa       Federal National Mortgage Association, 8.0%, 2/1/30                                   6,625
    408,015   AAA/Aaa       Federal National Mortgage Association, 8.0%, 3/1/31                                 443,531
     47,605   AAA/Aaa       Federal National Mortgage Association, 8.0%, 4/1/8                                   49,835
     12,280   AAA/Aaa       Federal National Mortgage Association, 8.0%, 4/1/30                                  13,317
     19,527   AAA/Aaa       Federal National Mortgage Association, 8.0%, 5/1/31                                  21,173
     35,298   AAA/Aaa       Federal National Mortgage Association, 8.0%, 7/1/30                                  38,275
     77,207   AAA/Aaa       Federal National Mortgage Association, 8.0%, 10/1/30                                 83,716
     27,595   AAA/Aaa       Federal National Mortgage Association, 9.5%, 2/1/21                                  31,239
    200,000   AAA/Aaa       Freddie Mac, 6.0% 30 Yr., TBA 12/04                                                 206,650
    249,976   AAA/Aaa       Government National Mortgage Association, 5.0%, 7/15/19                             256,607
  1,078,900   AAA/Aaa       Government National Mortgage Association, 5.5%, 8/15/33                           1,102,966
  1,999,801   AAA/Aaa       Government National Mortgage Association, 5.5%, 10/15/33                          2,044,408
  1,097,718   AAA/Aaa       Government National Mortgage Association, 5.5%, 11/20/34                          1,120,678
    435,000   AAA/Aaa       Government National Mortgage Association, 5.5%, 12/15/34                            444,507
     12,341   AAA/Aaa       Government National Mortgage Association, 6.0%, 4/15/14                              13,021
     84,772   AAA/Aaa       Government National Mortgage Association, 6.0%, 8/15/13                              89,430
    482,061   AAA/Aaa       Government National Mortgage Association, 6.0%, 8/15/34                             499,963
  1,452,445   AAA/Aaa       Government National Mortgage Association, 6.0%, 9/15/34                           1,506,384
  2,891,061   AAA/Aaa       Government National Mortgage Association, 6.0%, 9/15/34                           2,998,426
     75,752   AAA/Aaa       Government National Mortgage Association, 7.0%, 4/15/28                              80,640
     27,543   AAA/Aaa       Government National Mortgage Association, 7.75%, 11/15/29                            29,746
    685,000   AAA/Aaa       U.S. Treasury Bonds, 3.125%, 10/15/08                                               677,696
    160,000   AAA/Aaa       U.S. Treasury Bonds, 4.25%, 8/15/13                                                 161,264
    685,000   AAA/Aaa       U.S. Treasury Bonds, 7.125%, 2/15/23                                                874,098
    405,000   AAA/Aaa       U.S. Treasury Notes, 1.5%, 7/31/05                                                  402,517
  1,820,000   AAA/Aaa       U.S. Treasury Notes, 3.5%, 1/15/11                                                2,232,462
    900,000   AAA/Aaa       U.S. Treasury Notes, 5.375%, 2/15/31                                                973,195

8     The accompanying notes are an integral part of these financial statements.

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

              S&P/MOODY'S
PRINCIPAL     RATINGS
AMOUNT        (UNAUDITED)                                                                                         VALUE
                            U.S. GOVERNMENT AGENCY OBLIGATIONS (CONT'D.)
$   575,000   AAA/Aaa       U.S. Treasury Notes, 5.5%, 8/15/28                                             $    622,348
                                                                                                           ------------
                            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                            (Cost $30,078,552)                                                             $ 30,338,709
                                                                                                           ------------
                            MUNICIPAL BONDS - 1.1%
                            GOVERNMENT - 1.1%
    515,000   BBB+/A3       California State Department of Water Resources & Power Supply, 4.33%, 5/1/06   $    520,232
                                                                                                           ------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $514,721)                                                                $    520,232
                                                                                                           ------------
                            TOTAL INVESTMENTS IN SECURITIES - 97.7%
                            (Cost $44,036,028)                                                             $ 44,726,523
                                                                                                           ------------
                            OTHER ASSETS AND LIABILITIES - 2.3%                                            $  1,066,849
                                                                                                           ------------
                            TOTAL NET ASSETS - 100.0%                                                      $ 45,793,372
                                                                                                           ============

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2004, the value of these securities amounted to $1,198,057 or 2.6% of net assets.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with and approximate (generally plus or minus 2.5%) principal amount and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.     9

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                YEAR         YEAR       YEAR       YEAR       YEAR
                                                                ENDED        ENDED      ENDED      ENDED      ENDED
CLASS I                                                     12/31/04 (a)   12/31/03   12/31/02   12/31/01   12/31/00
Net asset value, beginning of period                          $  11.24     $  11.39   $  11.12   $  10.92   $  10.33
                                                              --------     --------   --------   --------   --------
Net increase (decrease) from investment operations:
   Net investment income                                      $   0.44     $   0.46   $   0.52   $   0.59   $   0.63
   Net realized and unrealized gain (loss) on investments        (0.04)       (0.09)      0.35       0.20       0.59
                                                              --------     --------   --------   --------   --------
      Net increase (decrease) from investment operations      $   0.40     $   0.37   $   0.87   $   0.79   $   1.22
Distributions to shareowners:
   Net Investment Income                                         (0.03)       (0.52)     (0.60)     (0.59)     (0.63)
                                                              --------     --------   --------   --------   --------
   Net increase (decrease) in net asset value                 $   0.37     $  (0.15)  $   0.27   $   0.20   $   0.59
                                                              --------     --------   --------   --------   --------
Net asset value, end of period                                $  11.61     $  11.24   $  11.39   $  11.12   $  10.92
                                                              ========     ========   ========   ========   ========
Total return*                                                     3.56%        3.28%      7.79%      7.28%     11.79%
Ratio of net expenses to average net assets                       0.89%        0.86%      0.84%      0.82%      0.90%
Ratio of net investment income to average net assets              3.61%        3.79%      4.87%      5.56%      6.03%
Portfolio turnover rate                                             57%          56%        87%       133%       104%
Net assets, end of period (in thousands)                      $ 45,793     $ 51,565   $ 51,201   $ 44,847   $ 36,743

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

10    The accompanying notes are an integral part of these financial statements.

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investments in securities (Cost $44,036,028)               $ 44,726,523
   Cash                                                          1,384,720
   Receivables --
      Dividends, interest and foreign taxes withheld               421,742
                                                              ------------
         Total assets                                         $ 46,532,985
                                                              ------------
LIABILITIES:
   Payables --
      Investment securities purchased                         $    529,421
      Fund shares repurchased                                      156,110
      Dividends                                                         25
   Due to affiliates                                                11,441
   Accrued expenses                                                 42,616
                                                              ------------
         Total liabilities                                    $    739,613
                                                              ------------
NET ASSETS:
   Paid-in capital                                            $ 44,077,337
   Undistributed net investment income                           1,759,777
   Accumulated net realized loss                                  (734,237)
   Net unrealized gain on:
      Investments                                                  690,495
                                                              ------------
         Total net assets                                     $ 45,793,372
                                                              ------------
NET ASSET VALUE PER SHARE:
   CLASS I:
   (No par value, unlimited number of shares authorized)
      Net assets                                              $ 45,793,372
   Shares outstanding                                            3,944,447
                                                              ------------
      Net asset value per share                               $      11.61

The accompanying notes are an integral part of these financial statements.    11

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                               YEAR ENDED
                                                                12/31/04
INVESTMENT INCOME:
   Interest                                                   $  2,179,041
   Income on securities loaned, net                                  2,734
                                                              ------------
      Total investment income                                 $  2,181,775
                                                              ------------
EXPENSES:
   Management fees                                            $    352,288
   Transfer agent fees and expenses                                    125
   Custodian fees                                                   10,947
   Professional fees                                                31,402
   Printing expense                                                 12,456
   Fees and expenses of nonaffiliated trustees                       9,645
   Miscellaneous                                                    15,128
                                                              ------------
     Total expenses                                           $    431,991
     Less management fees waived and expenses assumed
        by Pioneer Investment Management, Inc.                      (1,927)
                                                              ------------
     Net expenses                                             $    430,064
                                                              ------------
        Net investment income (loss)                          $  1,751,711
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain from:
      Investments                                             $    270,731
                                                              ------------
                                                              $    270,731
                                                              ------------
   Change in net unrealized gain or loss from:
      Investments                                             $   (328,382)
                                                              ------------
                                                              $   (328,382)
                                                              ------------
      Net loss on investments, futures contracts and
         foreign currency transactions                        $    (57,651)
                                                              ============
      Net increase in net assets resulting from operations    $  1,694,060
                                                              ============

12    The accompanying notes are an integral part of these financial statements.

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED      YEAR ENDED
                                                                                   12/31/04        12/31/03
FROM OPERATIONS:
Net investment income                                                           $   1,751,711   $   2,020,449
Net realized gain on investments                                                      270,731         683,216
Change in net unrealized gain or loss on
   investments, futures contracts and
   foreign currency transactions                                                     (328,382)       (975,258)
                                                                                -------------   -------------
      Net increase (decrease) in net assets
         resulting from operations                                              $   1,694,060   $   1,728,407
                                                                                -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
   Class I                                                                      $    (118,093)  $  (2,292,765)
                                                                                -------------   -------------
      Total distributions to shareowners                                        $    (118,093)  $  (2,292,765)
                                                                                -------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                $   8,055,931   $  14,395,843
Reinvestment of distributions                                                         118,093       2,292,765
Cost of shares repurchased                                                        (15,521,812)    (15,759,792)
                                                                                -------------   -------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                                $  (7,347,788)  $     928,816
                                                                                -------------   -------------
      Net increase (decrease) in net assets                                     $  (5,771,821)  $     364,458

NET ASSETS:
Beginning of year                                                                  51,565,193      51,200,735
                                                                                -------------   -------------
End of year                                                                     $  45,793,372   $  51,565,193
                                                                                =============   =============
Undistributed (distributions in excess of) net investment income, end of year   $   1,759,777   $    (134,448)
                                                                                =============   =============

The accompanying notes are an integral part of these financial statements.    13

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Bond VCT Portfolio (The Portfolio) (formerly Safeco RST Bond Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company
      Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value
      Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares
      Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income
      Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income
      Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio) (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value II Portfolio) (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Bond Portfolio is to seek current income as consistent with preservation of capital.

As of December 31, 2004, no Class II shares were outstanding for the Portfolio.

The Portfolio, organized on December 10, 2004, is the successor to the Safeco RST Bond Portfolio. Safeco RST Bond Portfolio, one of six series of portfolios that comprised Safeco Resource Series Trust, transferred all of the net assets of Trust shares in exchange for the Portfolio's Class I shares in a one- to-one exchange ratio, on December 10, 2004, pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco RST Bond Portfolio on December 8, 2004). The Portfolio had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Portfolio's operations.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values.

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Interest income,

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, Bond VCT Portfolio had a capital loss carryforward of $726,843, of which the following amounts will expire between 2008 and 2010 not utilized: $145,998 in 2008 and $680,855 in 2010.

     The portfolio elected to defer $7,394 in capital losses recognized between November 1, 2004 and December 31, 2004 to its fiscal year ending December 31, 2005.

     At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                             UNDISTRIBUTED
                                  NET        ACCUMULATED
                              INVESTMENT       REALIZED
                                INCOME           GAIN       PAID-IN
PORTFOLIO                       (LOSS)          (LOSS)      CAPITAL
--------------------------   -------------   -----------   ---------
Pioneer Bond VCT Portfolio     $ 260,607     $ (286,066)   $ (25,459)
                               =========     ==========    =========

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004, and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

                                                             2004          2003
                                                         -----------   -----------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                          $   118,093   $ 2,292,765
Long-Term capital gain                                            --            --
                                                         -----------   -----------
                                                         $   118,093   $ 2,292,765
Return of Capital                                                 --            --
                                                         -----------   -----------
   Total distributions                                   $   118,093   $ 2,292,765
                                                         ===========   ===========
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                            $ 1,846,884
Undistributed long-term gain/capital loss carryforward      (726,843)
Post-October loss deferred                                    (7,394)
Unrealized appreciation (depreciation)                       603,338
                                                         -----------
   Total                                                 $ 1,716,035
                                                         ===========

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the tax treatment of premium amortization.

C.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004.

D.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

E.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated at the following annual rate of 0.50% of the Portfolio's average daily net assets.

Prior to the reorganization, the Portfolio was advised by Safeco Asset Management, which received an annual fee equal to 0.74% of its average daily net assets.

Through December 10, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.62% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $11,316 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   TRANSFER AGENT

Since the reorganization PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

negotiated rates. Included in due to affiliates is $125 in transfer agent fees payable to PIMSS at December 31, 2004. Prior to the reorganization Safeco services corporation was the transfer and shareholder servicing agent.

4.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                    NET
                                     GROSS         GROSS       APPRECIATION/
                   TAX COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
                 ------------   -------------   ------------   --------------
Bond Portfolio   $ 44,395,836     $ 711,539      $ (108,152)      $ 603,387
                 ============     =========      ==========       =========

5.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $5,270,734 and $11,053,420, respectively. The cost of purchases and the proceeds from sales of investments in U.S. Government obligations for the year ended December 31, 2004, were $21,377,799 and $21,148,464, respectively.

6.   CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

BOND PORTFOLIO                         '04 SHARES    '04 AMOUNT     '03 SHARES    '03 AMOUNT
------------------------------------   ----------   -------------   ----------   -------------
Shares sold                               698,811   $   7,985,736    1,244,220   $  14,395,843
Reinvestment of distributions                  --              --      203,983       2,292,765
Shares repurchased                     (1,359,793)    (15,521,812)  (1,357,594)    (15,759,792)
Shares transferred in reorganization   (3,993,012)    (46,518,595)

CLASS I:
Shares sold                                 8,248          95,681
Reinvestment of distributions              10,191         118,316
Shares issued in reorganization         3,993,012      46,518,595
                                       ----------   -------------   ----------   -------------
   Net increase (decrease)               (642,543)  $  (7,322,079)      90,609   $     928,816
                                       ==========   =============   ==========   =============

PIONEER BOND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST
AND THE CLASS I SHAREOWNERS OF PIONEER BOND VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Bond VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust, (the "Trust"), (formerly Bond Portfolio, one of the portfolios that comprised the Safeco Resource Series Trust) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER BOND VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                            TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                           The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are
CUSTODIAN                                                     responsible for the Trust's operations. The Trust's Trustees
Brown Brothers Harriman & Co.                                 and officers are listed below, together with their principal occupations during the past five years. Trustees who are
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                 interested persons of the Portfolio within the meaning of the
Ernst & Young LLP                                             Investment Company Act of 1940 are referred to as Interested
                                                              Trustees. Trustees who are not interested persons of the Trust
PRINCIPAL UNDERWRITER                                         are referred to as Independent Trustees. Each of the Trustees
Pioneer Funds Distributor, Inc.                               serves as a trustee of each of the 73 U.S. registered
                                                              investment portfolios for which Pioneer Investment Management,
LEGAL COUNSEL                                                 Inc. ("Pioneer") serves as investment adviser (the "Pioneer
Wilmer Cutler Pickering Hale and Dorr LLP                     Funds"). The address for all Interested Trustees and all
                                                              officers of the Portfolio is 60 State Street, Boston,
SHAREOWNER SERVICES AND TRANSFER                              Massachusetts 02109.
Shareholder Services, Inc.
                                                              The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling
                                                              1-800-225-6292.

                                                              Proxy Voting Policies and Procedures of the Trust are available without charge, upon Agent request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD                     PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               WITH THE TRUST    TERM OF OFFICE   YEARS                                    THIS TRUSTEE
John F. Cogan, Jr. (78)*   Chairman of the   Serves until     Trustee and President Serves until       Director of Harbor
                           Board, Trustee    successor        retirement or removal; Deputy Chairman   Global Company, Ltd.
                           and President     trustee          and a Director of Pioneer Global Asset
                                             is elected or    Management S.p.A. ("PGAM");
                                             earlier          Non-Executive Chairman and a Director
                                             retirement       of Pioneer Investment Management USA
                                             or removal       Inc. ("PIM-USA"); Chairman and a
                                                              Director of Pioneer; Director of
                                                              Pioneer Alternative Investment
                                                              Management Limited (Dublin); President
                                                              and a Director of Pioneer Alternative
                                                              Investment Management (Bermuda)
                                                              Limited and affiliated funds;
                                                              President and Director of Pioneer
                                                              Funds Distributor, Inc. ("PFD");
                                                              President of all of the Pioneer Funds;
                                                              and Of Counsel (since 2000, partner
                                                              prior to 2000), Wilmer Cutler
                                                              Pickering Hale and Dorr LLP (counsel
                                                              to PIM-USA and the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (52)**      Trustee and       Serves until     President and Chief Executive Officer,   None
                           Executive         successor        PIM-USA since May 2003 (Director since
                           Vice President    trustee          January 2001); President and Director
                                             is elected or    of Pioneer since May 2003; Chairman
                                             earlier          and Director of Pioneer Investment
                                             retirement or    Management Shareholder Services, Inc.
                                             removal          ("PIMSS") since May 2003; Executive
                                                              Vice President of all of the Pioneer
                                                              Funds since June 2003; Executive Vice
                                                              President and Chief Operating Officer
                                                              of PIM-USA, November 2000 to May 2003;
                                                              Executive Vice President, Chief
                                                              Financial Officer and Treasurer, John
                                                              Hancock Advisers, L.L.C., Boston, MA,
                                                              November 1999 to November 2000; Senior
                                                              Vice President and Chief Financial
                                                              Officer, John Hancock Advisers,
                                                              L.L.C., April 1997 to November 1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

PIONEER BOND VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD                     PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               WITH THE TRUST    TERM OF OFFICE   YEARS                                    THIS TRUSTEE
David R. Bock **(61)       Trustee since     Serves until a   Senior Vice President and Chief          Director of The Enterprise
3050 K. Street NW,         2005.             successor        Financial Officer, I-trax, Inc.          Social Investment Company
Washington, DC 20007                         trustee is       (publicly traded health care services    (privately-held affordable
                                             elected or       company) (2001-present); Managing        housing finance company);
                                             earlier          Partner, Federal City Capital Advisors   Director of New York
                                             retirement or    (boutique merchant bank)(1995-2000;      Mortgage Trust (publicly
                                             removal          2002 to 2004); Executive Vice            traded mortgage REIT)
                                                              President and Chief Financial Officer,
                                                              Pedestal Inc. (internet-based mortgage
                                                              trading company) (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)          Trustee since     Serves until     President, Bush International            Director of Brady Corporation
3509 Woodbine Street,      2000.             successor        (international financial advisory        (industrial identification
Chevy Chase, MD 20815                        trustee is       firm)                                    and specialty coated material
                                             elected or                                                products manufacturer),
                                             earlier                                                   Millennium Chemicals, Inc.
                                             retirement or                                             (commodity chemicals),
                                             removal                                                   Mortgage Guaranty Insurance
                                                                                                       Corporation, and R.J.
                                                                                                       Reynolds Tobacco Holdings,
                                                                                                       Inc. (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (57)  Trustee since     Serves until     Founding Director, The Winthrop Group,   None
1001 Sherbrooke Street     2000.             successor        Inc. (consulting firm); Professor of
West, Montreal, Quebec,                      trustee is       Management, Faculty of Management,
Canada H3A 1G5                               elected or       McGill University
                                             earlier
                                             retirement or
                                             removal
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (56)   Trustee since     Serves until     President and Chief Executive Officer,   Director of New America High
One Boston Place,          1995.             successor        Newbury, Piret & Company, Inc.           Income Fund, Inc. (closed-end
28th Floor,                                  trustee is       (investment banking firm)                investment company)
Boston, MA 02108                             elected or
                                             earlier
                                             retirement or
                                             removal
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (76)       Trustee since     Serves until     Senior Counsel, Sullivan & Cromwell      Director, The Swiss Helvetia
125 Broad Street,          1995.             successor        (law firm)                               Fund, Inc. (closed-end
New York, NY 10004                           trustee is                                                investment company) and
                                             elected or                                                AMVESCAP PLC (investment
                                             earlier                                                   managers)
                                             retirement or
                                             removal
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)         Trustee since     Serves until     President, John Winthrop & Co., Inc.     None
One North Adgers Wharf,    September,        successor        (private investment firm)
Charleston, SC 29401       2000.             trustee is
                                             elected or
                                             earlier
                                             retirement or
                                             removal
------------------------------------------------------------------------------------------------------------------------------------

PIONEER BOND VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD                     PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               WITH THE TRUST    TERM OF OFFICE   YEARS                                    THIS TRUSTEE
Dorothy E. Bourassa (57)   Secretary         Serves at the    Secretary of PIM-USA; Senior Vice        None
                                             discretion       President - Legal of Pioneer; and
                                             of the Board     Secretary/Clerk of most of PIM-USA's
                                                              subsidiaries since October 2000;
                                                              Secretary of all of the Pioneer Funds
                                                              since September 2003 (Assistant
                                                              Secretary from November 2000 to
                                                              September 2003); and Senior Counsel,
                                                              Assistant Vice President and Director
                                                              of Compliance of PIM-USA from April
                                                              1998 through October 2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley      Assistant         Serves at the    Assistant Vice President and Senior      None
(40)                       Secretary         discretion       Counsel of Pioneer since July 2002;
                                             of the Board     Vice President and Senior Counsel of
                                                              BISYS Fund Services, Inc. (April 2001
                                                              to June 2002); Senior Vice President
                                                              and Deputy General Counsel of Funds
                                                              Distributor, Inc. (July 2000 to April
                                                              2001; Vice President and Associate
                                                              General Counsel from July 1996 to July
                                                              2000); Assistant Secretary of all
                                                              Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (47)       Assistant         Serves at the    Partner, Wilmer Cutler Pickering Hale    None
                           Secretary         discretion       and Dorr LLP; Assistant Secretary of
                                             of the Board     all Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)          Treasurer         Serves at the    Vice President - Fund Accounting,        None
                                             discretion       Administration and Custody Services of
                                             of the Board     Pioneer; and Treasurer of all of the
                                                              Pioneer Funds (Assistant Treasurer
                                                              from June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (45)       Assistant         Serves at the    Deputy Treasurer of Pioneer since        None
                           Treasurer         discretion       2004; Treasurer and Senior Vice
                                             of the Board     President, CDC IXIS Asset Management
                                                              Services from 2002 to 2003; Assistant
                                                              Treasurer and Vice President, MFS
                                                              Investment Management from 1997 to
                                                              2002; and Assistant Treasurer of all
                                                              of the Pioneer Funds since November
                                                              2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)      Assistant         Serves at the    Assistant Vice President - Fund          None
                           Treasurer         discretion       Accounting, Administration and Custody
                                             of the Board     Services of Pioneer; and Assistant
                                                              Treasurer of all of the Pioneer Funds
                                                              since November 2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)         Assistant         Serves at the    Fund Accounting Manager - Fund           None
                           Treasurer         discretion       Accounting, Administration and Custody
                                             of the Board     Services of Pioneer; and Assistant
                                                              Treasurer of all of the Pioneer Funds
                                                              since May 2002
------------------------------------------------------------------------------------------------------------------------------------

PIONEER BOND VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD                     PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               WITH THE TRUST    TERM OF OFFICE   YEARS                                    THIS TRUSTEE
Katharine Kim Sullivan     Assistant         Serves at the    Fund Administration Manager - Fund       None
(31)                       Treasurer         discretion       Accounting, Administration and Custody
                                             of the Board     Services since June 2003; Assistant
                                                              Vice President - Mutual Fund
                                                              Operations of State Street Corporation
                                                              from June 2002 to June 2003 (formerly
                                                              Deutsche Bank Asset Management);
                                                              Pioneer Fund Accounting,
                                                              Administration and Custody Services
                                                              (Fund Accounting Manager from August
                                                              1999 to May 2002, Fund Accounting
                                                              Services Supervisor from 1997 to July
                                                              1999); Assistant Treasurer of all
                                                              Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (37)       Chief Compliance  Serves at the    Chief Compliance Officer of Pioneer      None
                           Officer           discretion       (Director of Compliance and Senior
                                             of the Board     Counsel from November 2000 to
                                                              September 2004); Vice President and
                                                              Associate General Counsel of UAM Fund
                                                              Services, Inc. (mutual fund
                                                              administration company) from February
                                                              1998 to November 2000; and Chief
                                                              Compliance Officer of all of the
                                                              Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

--------------------------------------------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

--------------------------------------------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

[LOGO] PIONEER
       INVESTMENTS(R)


                                                   [PIONEER INVESTMENTS(R) LOGO]

                                                PIONEER VARIABLE CONTRACTS TRUST

                           PIONEER MID CAP VALUE VCT PORTFOLIO -- CLASS I SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                              2

  Comparing Ongoing Portfolio Expenses                          3

  Portfolio Management Discussion                               4

  Schedule of Investments                                       5

  Financial Statements                                          9

  Notes to Financial Statements                                13

  Report of Independent Registered Public Accounting Firm      18

  Trustees, Officers and Service Providers                     19

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT WWW.PIONEERFUNDS.COM.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO UPDATE 12/31/04

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[PIE CHART]

U.S. Common Stocks                              90.8%
Depositary Receipts for International Stocks     1.0%
Temporary Cash Investment                        8.2%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[PIE CHART]

Financials                                      20.1%
Consumer Discretionary                          19.7%
Information Technology                          12.6%
Industrials                                     11.1%
Materials                                        8.7%
Health Care                                      8.5%
Consumer Staples                                 7.7%
Energy                                           6.0%
Utilities                                        5.5%
Telecommunication Services                       0.1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Foot Locker Inc.          2.55%
2. Mattel, Inc.              2.19%
3. Safeway, Inc.             1.81%
4. Triad Hospitals, Inc.     1.76%
5. CIGNA Corp.               1.76%

The Portfolio is actively managed, and current holdings may be different.

PERFORMANCE UPDATE 12/31/04

PRICES AND DISTRIBUTIONS

                               12/31/04      12/31/03
Net Asset Value per Share     $ 24.67      $ 20.47

DISTRIBUTIONS PER SHARE                   SHORT-TERM        LONG-TERM
(1/1/04 - 12/31/04)        DIVIDENDS     CAPITAL GAINS     CAPITAL GAINS
                           $   0.080     $        -        $    0.2095

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[LINE GRAPH]

                                Russell Midcap                      Pioneer Mid Cap Value
                                 Value Index                            VCT Portfolio
"3/95"                              10,000                                  10,000
                                    12,263                                  11,819
"12/96"                             14,748                                  13,596
                                    19,812                                  16,952
"12/98"                             20,820                                  16,271
                                    20,799                                  18,407
"12/00"                             24,789                                  21,721
                                    25,369                                  23,130
"12/02"                             22,920                                  20,537
                                    31,643                                  28,234
"12/04"                             39,142                                  34,478

Index comparison begins 3/31/95. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

NET ASSET VALUE
Life-of-Class       13.30%
(3/1/95)
5 Years             13.37%
1 Year              22.12%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER MID CAP VALUE VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004

SHARE CLASS                                         I               II
--------------------------------------------------------------------------
Beginning Account Value on 7/1/04              $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/04               $ 1,121.91       $ 1,120.03
Expenses Paid During Period*                   $     3.88       $     5.20

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER MID CAP VALUE VCT PORTFOLIO

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2004 through December 31, 2004

SHARE CLASS                                         I               II
--------------------------------------------------------------------------
Beginning Account Value on 7/1/04              $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/04               $ 1,021.52       $ 1,020.26
Expenses Paid During Period*                   $     3.70       $     4.95

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73%, and 0.98% for Class I and Class II, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/04

Domestic equity markets moved in fits and starts, both up and down, through the first nine months of 2004 before finally staging a strong rally following the November elections. In the final two months of the year, stock indices moved upward, with small- and mid-cap companies outperforming large-cap corporations, and value stocks outpacing growth stocks. In the following interview, Rod Wright discusses the market environment and factors that affected performance during 2004. Mr. Wright is responsible for day-to-day portfolio management of Pioneer Mid Cap Value VCT Portfolio.

Q: HOW DID THE PORTFOLIO PERFORM?

A: The Portfolio delivered strong results, despite trailing its benchmark index. For the 12 months ended December 31, 2004, the Portfolio had a total return of 22.12% at net asset value, while the Russell Midcap Value Index returned 23.71%.

   THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: WHAT WERE THE PRINCIPAL FACTORS THAT AFFECTED PERFORMANCE?

A: The Portfolio participated in the final end-of-year rally that raised stock averages. For much of the year, a variety of factors and potential problems affected investors, who worried about the effects of rising interest rates, increasing energy prices, instability in Iraq and the political uncertainty resulting from a fiercely contested Presidential election.

   During the year, our selections in the health care, telecommunications, energy, financials and utilities sectors helped performance, while investments in materials, technology, industrials and consumer staples sectors detracted from results.

Q: WHAT WERE SOME OF THE INDIVIDUAL INVESTMENTS THAT HAD THE GREATEST IMPACT ON
   PORTFOLIO RESULTS?

A: Although technology investments tended to be a drag on performance, one technology company - NCR - had the single greatest positive impact on the Portfolio's return. NCR, which already had established itself as a leader in producing ATM and automatic retail scanning and check-out equipment, saw greatly improved results from its technology that helps companies store and manage large quantities of data. NCR's stock had been selling at a deep discount, but the effects of a corporate reorganization and the policies of a new management team helped lead to greatly improved earnings.

   Reliant Energy, which is involved in both electric power generation and in power distribution, was the Portfolio's second-largest contributor, as its stock appreciated after a reorganization of company debt.

   Other stocks that helped performance substantially included: Transocean, which operates oil drilling rigs and benefited from rising oil prices; W.W. Grainger, a national distributor of industrial parts and machinery, which enjoyed improved earnings as a result of a restructuring; and Ball, a packaging company which manufactures cans and bottles for beverage companies. Two health care sector investments that helped were: Becton Dickinson, a medical supply company; and Cigna, an HMO.

   Also adding to results were three companies involved in acquisitions at premiums to their stock valuations: Charter Bank, which was taken over by Citizens Bank, a unit of Royal Bank of Scotland; Apogent Technology, a producer of research equipment for medical laboratories, which was acquired by Fisher Scientific; and Veritas Software, a developer of data management software, which announced it was being acquired by Symantec.

   Holdings that detracted from results included UTStarcom, a manufacturer of inexpensive hand-held telephones, which was hurt by intense competition in China. While we sold our position in UTStarcom, we retained three other stocks that were a drag on performance: Safeway, toy company Mattel and mortgage insurer PMI, all of which gained, but still lagged the mid-cap value market.

   Portfolio results were held back by not owning three companies that were performance leaders during 2004: TXU, a Texas utility; Apple Computer, the developer of the popular iPod product; and Monsanto, which produces genetically modified seeds for the agriculture industry.

Q: WHAT IS YOUR INVESTMENT OUTLOOK?

A: We are reasonably optimistic about the economy and investment opportunities in the stock market. After a year in which corporate earnings rose faster than stock prices, stock valuations - as measured by price/earnings ratios
   - are more reasonable than they were a year ago. At the same time, interest rates remain low by historical standards, even though the Federal Reserve has raised short-term rates several times, while the economy continues to expand and support rising corporate earnings.

   Although we expect to continue to de-emphasize stocks of companies that may be vulnerable to rapid increases in interest rates, we are moderately bullish about the overall market.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A WORD ABOUT RISK:

Investing in mid-sized companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all porfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04

 SHARES                                                                 VALUE
                  COMMON STOCKS - 99.8%
                  ENERGY - 5.9%
                  INTEGRATED OIL & Gas - 0.9%
    7,700         BP Amoco Plc (A.D.R.)                             $    449,680
  129,540         Occidental Petroleum Corp.                           7,559,954
                                                                    ------------
                                                                    $  8,009,634
                                                                    ------------

                  OIL & GAS DRILLING - 2.8%
  175,915         ENSCO International, Inc.                         $  5,583,542
  111,530         Nabors Industries, Inc.*                             5,720,374
   30,000         Pride International, Inc*                              616,200
  141,630         Transocean Offshore, Inc.*                           6,003,696
  102,035         Weatherford International, Inc.*                     5,234,396
                                                                    ------------
                                                                    $ 23,158,208
                                                                    ------------

                  OIL & GAS EXPLORATION & PRODUCTION - 2.0%
   14,200         Apache Corp.                                      $    718,094
   11,700         Anadarko Petroleum Corp.                               758,277
  185,022         Devon Energy Corp.                                   7,201,056
  203,585         Pioneer Natural Resources Co.                        7,145,834
   19,300         XTO Energy, Inc.                                       682,834
                                                                    ------------
                                                                    $ 16,506,095
                                                                    ------------

                  OIL & GAS REFINING MARKETING &
                  TRANSPORTATION - 0.3%
   27,385         Sun Co., Inc.                                     $  2,237,628
                                                                    ------------
                  TOTAL ENERGY                                      $ 49,911,565
                                                                    ------------

                  MATERIALS - 8.6%
                  COMMODITY CHEMICALS - 1.2%
  171,545         Air Products & Chemicals, Inc.                    $  9,944,464
                                                                    ------------

                  DIVERSIFIED CHEMICAL - 1.6%
    7,200         Olin Corp.                                        $    158,544
  197,420         PPG Industries, Inc.                                13,456,147
                                                                    ------------
                                                                    $ 13,614,691
                                                                    ------------

                  DIVERSIFIED METALS & MINING - 1.8%
  141,700         Freeport-McMoRan Copper & Gold, Inc.
                  (Class B)                                         $  5,417,191
  100,785         Phelps Dodge Corp.                                   9,969,652
                                                                    ------------
                                                                    $ 15,386,843
                                                                    ------------

                  METAL & GLASS CONTAINERS - 1.6%
  305,720         Ball Corp.                                        $ 13,445,566
                                                                    ------------

                  PAPER PRODUCTS - 2.3%
  278,467         Flowserve Corp.*                                  $  7,668,981
  351,900         Meadwestvaco Corp.                                  11,925,891
                                                                    ------------
                                                                    $ 19,594,872
                                                                    ------------

                  SPECIALTY CHEMICALS - 0.1%
   16,500         Ecolab, Inc.                                      $    579,645
                                                                    ------------
                  TOTAL MATERIALS                                   $ 72,566,081
                                                                    ------------

                  CAPITAL GOODS - 5.2%
                  AEROSPACE & DEFENSE - 1.0%
   11,800         Northrop Grumman Corp.                            $    641,448
  166,500         United Defense Industries, Inc.*                     7,867,125
                                                                    ------------
                                                                    $  8,508,573
                                                                    ------------

                  CONSTRUCTION, FARM MACHINERY & HEAVY
                  TRUCKS - 0.1%
   13,100         Terex Corp.*                                      $    624,215
                                                                    ------------

                  ELECTRICAL COMPONENT & EQUIPMENT - 1.3%
  627,890         Symbol Technologies, Inc.                         $ 10,862,497
                                                                    ------------

                  INDUSTRIAL CONGLOMERATES - 2.8%
  259,780         American Standard Co., Inc.*                      $ 10,734,110
  148,520         ITT Industries, Inc.                                12,542,514
                                                                    ------------
                                                                    $ 23,276,624
                                                                    ------------
                  TOTAL CAPITAL GOODS                               $ 43,271,909
                                                                    ------------

                  COMMERCIAL SERVICES & SUPPLIES - 4.3%
                  COMMERCIAL PRINTING - 1.4%
  344,740         R.R. Donnelly & Sons Co.                          $ 12,165,875
                                                                    ------------

                  DIVERSIFIED COMMERCIAL SERVICES - 1.3%
   26,700         FTI Consulting, Inc.*                             $    562,569
  209,010         H & R Block, Inc.                                   10,241,490
                                                                    ------------
                                                                    $ 10,804,059
                                                                    ------------

                  ENVIRONMENTAL SERVICES - 1.6%
  396,435         Republic Services, Inc.                           $ 13,296,430
                                                                    ------------
                  TOTAL COMMERCIAL SERVICES & SUPPLIES              $ 36,266,364
                                                                    ------------

                  TRANSPORTATION - 1.7%
                  AIR FREIGHT & COURIERS - 0.1%
    9,600         Expeditors International of
                  Washington, Inc.                                  $    536,448
                                                                    ------------

                  AIRLINES - 0.6%
  294,810         Southwest Airlines Co.                            $  4,799,507
                                                                    ------------

                  RAILROADS - 1.0%
  139,920         Canadian National Railway Co.                     $  8,570,100
                                                                    ------------
                  TOTAL TRANSPORTATION                              $ 13,906,055
                                                                    ------------

                  AUTOMOBILES & COMPONENTS - 0.1%
                  AUTOMOBILE MANUFACTURERS - 0.1%
   19,300         Monaco Coach Corp.                                $    397,001
    8,800         PACCAR, Inc.                                           708,224
                                                                    ------------
                                                                    $  1,105,225
                                                                    ------------
                  TOTAL AUTOMOBILES & COMPONENTS                    $  1,105,225
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

 SHARES                                                                VALUE
                  CONSUMER DURABLES & APPAREL - 4.5%
                  APPAREL, ACCESSORIES & LUXURY GOODS - 0.3%
   99,391         The Limited Brands, Inc.                          $  2,287,981
                                                                    ------------

                  HOUSEWARES & SPECIALTIES - 0.8%
   31,700         Leggett & Platt, Inc.                             $    901,231
  174,600         Yankee Candle Co.*                                   5,793,228
                                                                    ------------
                                                                    $  6,694,459
                                                                    ------------

                  LEISURE PRODUCTS - 2.2%
  940,930         Mattel, Inc.                                      $ 18,338,726
                                                                    ------------

                  PHOTOGRAPHIC PRODUCTS - 1.2%
  316,300         Eastman Kodak Co. (a)                             $ 10,200,675
                                                                    ------------
                  TOTAL CONSUMER DURABLES & APPAREL                 $ 37,521,841
                                                                    ------------

                  HOTELS, RESTAURANTS & LEISURE - 1.7%
                  HOTELS, RESORTS & CRUISE LINES - 0.1%
   27,600         Ambassadors Group, Inc.                           $    982,836
                                                                    ------------

                  RESTAURANTS - 1.6%
  333,400         Ruby Tuesday, Inc.                                $  8,695,072
   91,905         Tricon Global Restaurants, Inc.                      4,336,078
                                                                    ------------
                                                                    $ 13,031,150
                                                                    ------------
                  TOTAL HOTELS, RESTAURANTS & LEISURE               $ 14,013,986
                                                                    ------------

                  MEDIA - 3.7%
                  ADVERTISING - 1.7%
1,066,400         The Interpublic Group of Co., Inc.*               $ 14,289,760
                                                                    ------------

                  BROADCASTING & CABLE TV - 1.2%
  275,200         Entercom Communications Corp.*                    $  9,876,928
                                                                    ------------

                  MOVIES & ENTERTAINMENT - 0.8%
  315,360         Regal Entertainment Group (a)                     $  6,543,720
   16,900         Viacom, Inc. (Class B)                                 614,991
                                                                    ------------
                                                                    $  7,158,711
                                                                    ------------
                  TOTAL MEDIA                                       $ 31,325,399
                                                                    ------------

                  RETAILING - 9.6%
                  APPAREL RETAIL - 1.1%
  221,900         Liz Claiborne, Inc.                               $  9,366,399
                                                                    ------------

                  DEPARTMENT STORES - 0.7%
  150,300         J.C. Penney Co., Inc.                             $  6,222,420
                                                                    ------------

                  GENERAL MERCHANDISE STORES - 0.8%
  265,100         American Greetings Corp. (a)                      $  6,720,285
                                                                    ------------

                  INTERNET RETAIL - 1.4%
  418,500         InterActive Corp.*                                $ 11,558,970
                                                                    ------------

                  SPECIALTY STORES - 5.6%
  984,000         Blockbuster, Inc. (a)                             $  9,387,360
  793,230         Foot Locker, Inc.                                   21,361,684
  210,700         Tiffany & Co.                                        6,736,079
  471,700         Toys "R" Us, Inc.*                                   9,655,699
                                                                    ------------
                                                                    $ 47,140,822
                                                                    ------------
                  TOTAL RETAILING                                   $ 81,008,896
                                                                    ------------

                  FOOD & DRUG RETAILING - 7.6%
                  DRUG RETAIL - 1.3%
  233,170         CVS Corp.                                         $ 10,508,972
                                                                    ------------

                  FOOD DISTRIBUTORS - 1.3%
    9,800         Amerisourcebergen Corp.                           $    575,064
  322,700         McKesson HBOC, Inc.                                 10,152,142
   21,900         Performance Food Group Co.*                            589,329
                                                                    ------------
                                                                    $ 11,316,535
                                                                    ------------

                  FOOD RETAIL - 3.4%
  284,790         ConAgra, Inc.                                     $  8,387,066
  111,818         Dean Foods Co.*                                      3,684,403
   62,000         Kroger Co.*                                          1,087,480
  770,100         Safeway, Inc.                                       15,201,774
                                                                    ------------
                                                                    $ 28,360,723
                                                                    ------------

                  HYPERMARKETS & SUPERCENTERS - 1.6%
  447,870         BJ'S Wholesale Club, Inc.* (a)                    $ 13,046,453
   13,000         Costco Wholesale Corp.                                 629,330
                                                                    ------------
                                                                    $ 13,675,783
                                                                    ------------
                  TOTAL FOOD & DRUG RETAILING                       $ 63,862,013
                                                                    ------------

                  FOOD, BEVERAGE & TOBACCO - 0.1%
                  SOFT DRINKS - 0.1%
   13,600         PepsiCo, Inc.                                     $    709,920
                                                                    ------------
                  TOTAL FOOD, BEVERAGE & TOBACCO                    $    709,920
                                                                    ------------

                  HEALTH CARE EQUIPMENT & SERVICES - 6.5%
                  HEALTH CARE DISTRIBUTORS - 0.8%
  147,700         Par Pharmaceutical Co., Inc.*                     $  6,111,826
   21,200         Wyeth                                                  902,908
                                                                    ------------
                                                                    $  7,014,734
                                                                    ------------

                  HEALTH CARE FACILITIES - 3.0%
  971,100         Tenet Healthcare Corp.*                           $ 10,662,678
  397,360         Triad Hospitals, Inc.*                              14,785,766
                                                                    ------------
                                                                    $ 25,448,444
                                                                    ------------

                  HEALTH CARE SERVICES - 0.8%
   17,200         Accredo Health, Inc.*                             $    476,784
  111,330         Laboratory Corp. of America Holdings*                5,546,461
   23,200         Ims Health, Inc.                                       538,472
                                                                    ------------
                                                                    $  6,561,717
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)

 SHARES                                                                VALUE
                  HEALTH CARE SUPPLIES - 0.1%
   11,200         Cooper Co., Inc.                                  $    790,608
                                                                    ------------

                  MANAGED HEALTH CARE - 1.8%
  180,400         CIGNA Corp.                                       $ 14,715,228
                                                                    ------------
                  TOTAL HEALTH CARE EQUIPMENT &
                  SERVICES                                          $ 54,530,731
                                                                    ------------

                  PHARMACEUTICALS & BIOTECHNOLOGY - 2.0%
                  PHARMACEUTICALS - 2.0%
  648,200         IVAX Corp.* (a)                                   $ 10,254,524
  356,100         Mylan Laboratories, Inc. (a)                         6,295,848
   23,900         Pfizer, Inc.                                           642,671
                                                                    ------------
                                                                    $ 17,193,043
                                                                    ------------
                  TOTAL PHARMACEUTICALS &
                  BIOTECHNOLOGY                                     $ 17,193,043
                                                                    ------------

                  BANKS - 7.1%
                  DIVERSIFIED BANKS - 0.0%
   10,200         U.S. Bancorp                                      $    319,464
                                                                    ------------

                  REGIONAL BANKS - 4.7%
  120,600         City National Corp.                               $  8,520,390
  175,830         KeyCorp                                              5,960,637
  184,865         Marshall & IIsley Corp.                              8,171,033
  264,456         North Fork Bancorporation, Inc.                      7,629,556
   28,852         Washington Banking Co.                                 523,664
   36,000         West Coast Bancorp Oregon                              914,760
  120,200         Zions Bancorporation                                 8,177,206
                                                                    ------------
                                                                    $ 39,897,246
                                                                    ------------

                  THRIFTS & MORTGAGE FINANCE - 2.4%
  145,098         Countrywide Financial Corp.                       $  5,370,077
  323,160         The PMI Group, Inc.                                 13,491,930
   21,500         Washington Mutual, Inc.                                909,020
                                                                    ------------
                                                                    $ 19,771,027
                                                                    ------------
                  TOTAL BANKS                                       $ 59,987,737
                                                                    ------------

                  DIVERSIFIED FINANCIALS - 6.6%
                  CONSUMER FINANCE - 1.4%
   18,414         White Mountains Insurance Group, Ltd.             $ 11,895,444
                                                                    ------------

                  ASSET MANAGEMENT & CUSTODY BANKS - 1.2%
  314,990         Federated Investors, Inc.                         $  9,575,696
   23,600         Waddell & Reed Financial, Inc.                         563,804
                                                                    ------------
                                                                    $ 10,139,500
                                                                    ------------

                  CONSUMER FINANCE - 1.7%
   29,000         MBNA Corp.                                        $    817,510
  832,100         Providian Financial Corp.*                          13,704,687
                                                                    ------------
                                                                    $ 14,522,197
                                                                    ------------

                  INVESTMENT BANKING & BROKERAGE - 2.3%
  322,000         A.G. Edwards, Inc.                                $ 13,913,620
  248,150         Investment Technology Group, Inc.*                   4,963,000
                                                                    ------------
                                                                    $ 18,876,620
                                                                    ------------
                  TOTAL DIVERSIFIED FINANCIALS                      $ 55,433,761
                                                                    ------------

                  INSURANCE - 6.4%
                  INSURANCE BROKERS - 2.3%
  278,410         Platinum Underwriter Holdings, Ltd.               $  8,658,551
  259,540         Willis Group Holdings, Ltd. (a)                     10,685,262
                                                                    ------------
                                                                    $ 19,343,813
                                                                    ------------

                  LIFE & HEALTH INSURANCE - 2.0%
  111,030         Jefferson - Pilot Corp.                           $  5,769,119
    6,900         Stancorp Financial Group, Inc.                         569,250
  554,700         UNUM Corp. (a)                                       9,951,318
                                                                    ------------
                                                                    $ 16,289,687
                                                                    ------------

                  PROPERTY & CASUALTY INSURANCE - 2.1%
   64,905         Ambac Financial Group, Inc.                       $  5,330,648
  238,000         Safeco Corp.                                        12,433,120
                                                                    ------------
                                                                    $ 17,763,768
                                                                    ------------
                  TOTAL INSURANCE                                   $ 53,397,268
                                                                    ------------

                  SOFTWARE & SERVICES - 4.4%
                  APPLICATION SOFTWARE - 1.6%
   71,100         Captaris, Inc.*                                   $    366,876
   14,600         Intuit, Inc.*                                          642,546
   18,200         Microsoft Corp.                                        486,122
  407,100         Veritas Software Corp.*                             11,622,705
                                                                    ------------
                                                                    $ 13,118,249
                                                                    ------------

                  DATA PROCESSING & OUTSOURCED SERVICES - 2.7%
  584,730         The BISYS Group, Inc.*                            $  9,618,809
   14,800         Fiserv, Inc.*                                          594,812
  437,829         SunGard Data Systems, Inc.*                         12,403,696
                                                                    ------------
                                                                    $ 22,617,317
                                                                    ------------

                  SYSTEMS SOFTWARE - 0.1%
   19,020         Netiq Corp.*                                      $    232,234
   36,000         WatchGuard Technologies, Inc.*                         159,480
                                                                    ------------
                                                                    $    391,714
                                                                    ------------
                  TOTAL SOFTWARE & SERVICES                         $ 36,127,280
                                                                    ------------

                  TECHNOLOGY, HARDWARE & EQUIPMENT - 8.0%
                  COMMUNICATIONS EQUIPMENT - 2.0%
  356,600         Century Telephone Enterprises, Inc.               $ 12,648,602
  480,221         Tellabs, Inc.*                                       4,125,098
                                                                    ------------
                                                                    $ 16,773,700
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

                                                                        VALUE
   SHARES
                  COMPUTER HARDWARE - 0.6%
    76,360        NCR Corp.*                                        $  5,286,403
                                                                    ------------

                  COMPUTER STORAGE & PERIPHERALS - 3.1%
   275,600        Imation Corp.                                     $  8,772,348
   277,500        Sandisk Corp.*                                       6,929,174
   333,900        Storage Technology Corp.*                           10,554,579
                                                                    ------------
                                                                    $ 26,256,101
                                                                    ------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
   123,980        W.W. Grainger, Inc.                               $  8,259,548
    28,000        Ingram Micro, Inc.*                                    582,400
                                                                    ------------
                                                                    $  8,841,948
                                                                    ------------

                  TECHNOLOGY DISTRIBUTORS - 1.2%
   150,320        Fisher Scientific International, Inc.*            $  9,376,962
    19,600        Tektronix, Inc.                                        592,115
                                                                    ------------
                                                                    $  9,969,077
                                                                    ------------
                  TOTAL TECHNOLOGY, HARDWARE &
                  EQUIPMENT                                         $ 67,127,229
                                                                    ------------

                  SEMICONDUCTORS - 0.2%
                  SEMICONDUCTOR EQUIPMENT - 0.0%
    24,500        FEI Co.*                                          $    514,500
                                                                    ------------

                  SEMICONDUCTORS - 0.2%
    36,300        Intel Corp.                                       $    849,057
    36,700        Micron Technology, Inc.*                               453,245
    50,400        Triquint Semiconductor, Inc.*                          224,280
                                                                    ------------
                                                                    $  1,526,582
                                                                    ------------
                  TOTAL SEMICONDUCTORS                              $  2,041,082
                                                                    ------------

                  TELECOMMUNICATION SERVICES - 0.1%
                  INTEGRATED TELECOMMUNICATION SERVICES - 0.1%
    20,600        SBC Communications, Inc.                          $    530,862
    14,700        Verizon Communications, Inc.                           595,498
                                                                    ------------
                                                                    $  1,126,360
                                                                    ------------
                  TOTAL TELECOMMUNICATION SERVICES                  $  1,126,360
                                                                    ------------

                  UTILITIES - 5.5%
                  ELECTRIC UTILITIES - 4.1%
    45,800        Avista Corp.                                      $    809,286
   168,475        Constellation Energy Group                           7,364,041
   131,915        Entergy Corp.                                        8,916,137
   122,500        NSTAR                                                6,649,300
   322,500        PG&E Corp.*                                         10,732,800
                                                                    ------------
                                                                    $ 34,471,564
                                                                    ------------

                  MULTI-UTILITIES & UNREGULATED POWER - 1.4%
   836,100        Reliant Energy* (a)                               $ 11,412,762
                                                                    ------------
                  TOTAL UTILITIES                                   $ 45,884,323
                                                                    ------------
                  TOTAL COMMON STOCKS
                  (Cost $694,162,506)                               $838,318,071
                                                                    ------------

PRINCIPAL
 AMOUNT

                  TEMPORARY CASH INVESTMENTS - 8.9%
                  REPURCHASE AGREEMENT - 0.9%
$7,500,000        UBS Warburg, Inc., 1.00%,
                  dated 12/31/04, repurchase price of
                  $7,500,000 plus accrued interest on
                  1/3/05 collateralized by $7,133,000
                  U.S. Treasury Bill, 6.5%, 10/15/2006              $  7,500,000
                                                                    ------------

  SHARES
                  SECURITY LENDING COLLATERAL - 8.0%
67,222,325        Securities Lending
                  Investment Fund, 2.18%                            $ 67,222,325
                                                                    ------------
                  TOTAL TEMPORARY CASH
                  INVESTMENTS
                  (Cost $74,722,325)                                $ 74,722,325
                                                                    ------------
                  TOTAL INVESTMENTS IN
                  SECURITIES - 108.7%
                  (Cost $768,884,831)                               $913,040,396
                                                                    ------------
                  OTHER ASSETS
                  AND LIABILITIES - (8.7%)                          $(73,064,457)
                                                                    ------------
                  TOTAL NET ASSETS - 100.0%                         $839,975,936
                                                                    ============

(A.D.R.) American Depositary Receipt

*        Non-income producing security

(a)      At December 31, 2004, the following securities were out on loan:

  SHARES          SECURITY                                          MARKET VALUE
  261,495         American Greetings Corp.                           $ 6,628,898
  386,336         BJ'S Wholesale Club, Inc.*                          11,253,968
  775,700         Blockbuster, Inc.                                    7,400,178
  100,000         Eastman Kodak Co.                                    3,225,000
  122,760         IVAX Corp.*                                          1,942,063
  338,295         Mylan Laboratories, Inc.                             5,981,056
  294,557         Regal Entertainment Group                            6,112,058
  214,400         Reliant Energy*                                      2,926,560
  521,740         UNUM Corp.                                           9,360,016
  245,613         Willis Group Holdings, Ltd.                         10,111,886
                                                                     -----------
                  TOTAL                                              $64,941,683
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS I                                                          12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
Net asset value, beginning of period                             $  20.47     $  14.94     $  17.35     $  17.79     $  16.26
                                                                 --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $   0.08     $   0.14     $   0.07     $   0.07     $   0.13
 Net realized and unrealized gain (loss) on investments              4.41         5.45        (1.97)        1.06         2.62
                                                                 --------     --------     --------     --------     --------
  Net increase (decrease) from investment operations             $   4.49     $   5.59     $  (1.90)    $   1.13     $   2.75
Distributions to shareowners:
 Net investment income                                              (0.08)       (0.06)       (0.05)       (0.10)       (0.13)
 Net realized gain                                                  (0.21)          --        (0.46)       (1.47)       (1.09)
                                                                 --------     --------     --------     --------     --------
  Net increase (decrease) in net asset value                     $   4.20     $   5.53     $  (2.49)    $  (0.44)    $   1.53
                                                                 --------     --------     --------     --------     --------
Net asset value, end of period                                   $  24.67     $  20.47     $  14.94     $  17.35     $  17.79
                                                                 ========     ========     ========     ========     ========
Total return*                                                       22.12%       37.48%      (11.21)%       6.49%       18.00%
Ratio of net expenses to average net assets+                         0.72%        0.76%        0.80%        0.79%        0.77%
Ratio of net investment income (loss) to average net assets+         0.53%        0.86%        0.46%        0.45%        0.63%
Portfolio turnover rate                                                55%          52%          68%          95%          85%
Net assets, end of period (in thousands)                         $303,138     $170,237     $120,687     $128,340     $111,466
Ratio with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.72%        0.76%        0.80%        0.79%        0.77%
 Net investment income (loss)                                        0.53%        0.86%        0.46%        0.45%        0.63%
Ratio with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.72%        0.76%        0.80%        0.79%        0.77%
 Net investment income (loss)                                        0.53%        0.86%        0.46%        0.45%        0.63%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+ Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/04

ASSETS:
 Investment in securities, at value (including securities loaned of $64,941,683)        $913,040,396
  (cost $768,884,831)
 Receivables --
   Investment securities sold                                                              1,342,101
   Fund shares sold                                                                          206,665
   Dividends, interest and foreign taxes withheld                                            591,214
 Other                                                                                        14,869
                                                                                        ------------
     Total assets                                                                       $915,195,245
                                                                                        ------------

LIABILITIES:
 Payables --
   Investment securities purchased                                                      $  2,861,531
   Fund shares repurchased                                                                 4,004,450
   Dividends
   Upon return of securities loaned                                                       67,222,328
 Due to bank                                                                                 434,663
 Due to affiliates                                                                           582,759
 Accrued expenses                                                                            113,578
                                                                                        ------------
     Total liabilities                                                                  $ 75,219,309
                                                                                        ------------

NET ASSETS:
 Paid-in capital                                                                        $647,879,874
 Undistributed net investment income (loss)                                                2,164,900
 Accumulated undistributed net realized gain (loss)                                       45,775,597
 Net unrealized gain (loss) on:
   Investments                                                                           144,155,565
                                                                                        ------------
     Total net assets                                                                   $839,975,936
                                                                                        ------------

NET ASSET VALUE PER SHARE:
 CLASS I:
 No par value (unlimited number of shares authorized)
   Net assets                                                                           $303,138,450
 Shares outstanding                                                                       12,289,796
                                                                                        ------------
   Net asset value per share                                                            $      24.67
 CLASS II:
 No par value (unlimited number of shares authorized)
   Net assets                                                                           $536,837,486
 Shares outstanding                                                                       21,966,264
                                                                                        ------------
  Net asset value per share                                                             $      24.44

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS

                                                                                         YEAR ENDED
                                                                                          12/31/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $12,629)                                   $  7,019,067
 Interest                                                                                    207,829
 Income on securities loaned, net                                                             24,175
                                                                                        ------------
    Total investment income                                                             $  7,251,071
                                                                                        ------------

EXPENSES:
 Management fees                                                                        $  3,753,733
 Transfer agent fees and expenses                                                              3,195
 Distribution fees (Class II)                                                                936,681
 Administrative reimbursements                                                               117,136
 Custodian fees                                                                              100,959
 Professional fees                                                                            67,108
 Printing expense                                                                            107,301
 Fees and expenses of nonaffiliated trustees                                                   3,413
 Miscellaneous                                                                                 7,185
                                                                                        ------------
    Total expenses                                                                      $  5,096,711
    Less fees paid indirectly                                                                (10,627)
                                                                                        ------------
    Net expenses                                                                        $  5,086,084
                                                                                        ------------
      Net investment income (loss)                                                      $  2,164,987
                                                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                                           $ 53,898,712
                                                                                        ------------
                                                                                        $ 53,898,712
                                                                                        ------------
 Change in net unrealized gain or (loss) from:
  Investments                                                                           $ 70,310,429
                                                                                        ------------
                                                                                        $ 70,310,429
                                                                                        ------------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                                                     $124,209,141
                                                                                        ============
 Net increase (decrease) in net assets resulting
  from operations                                                                       $126,374,128
                                                                                        ============

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED         YEAR ENDED
                                                                                      12/31/04           12/31/03
FROM OPERATIONS:
Net investment income (loss)                                                       $   2,164,987      $   1,803,484
Net realized gain (loss) on investments                                               53,898,712          6,004,760
Change in net unrealized gain or (loss) on investments, futures contracts and
 foreign currency transactions                                                        70,310,429         75,230,670
                                                                                   -------------      -------------
  Net increase (decrease) in net assets
    resulting from operations                                                      $ 126,374,128      $  83,038,914
                                                                                   -------------      -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                                                           $    (711,725)     $    (438,494)
 Class II                                                                             (1,067,643)          (236,135)
Net realized gain
 Class I                                                                              (1,863,831)                --
 Class II                                                                             (3,740,321)                --
                                                                                   -------------      -------------
  Total distributions to shareowners                                               $  (7,383,520)     $    (674,629)
                                                                                   -------------      -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                   $ 331,791,818      $ 161,143,658
Class I shares issued in reorganization                                               49,670,328                 --
Reinvestment of distributions                                                          7,383,520            674,611
Cost of shares repurchased                                                           (49,217,509)       (44,550,616)
                                                                                   -------------      -------------
 Net increase (decrease) in net assets resulting from Fund share transactions      $ 339,628,157      $ 117,267,653
                                                                                   -------------      -------------
 Net increase (decrease) in net assets                                             $ 458,618,765      $ 199,631,938
                                                                                   -------------      -------------

NET ASSETS:
Beginning of year                                                                  $ 381,357,171      $ 181,725,233
                                                                                   -------------      -------------
End of year                                                                        $ 839,975,936      $ 381,357,171
                                                                                   =============      =============
Undistributed net investment income (loss),
 end of year                                                                       $   2,164,900      $   1,779,281
                                                                                   =============      =============

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Mid Cap Value VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap Value II Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Mid Cap Value Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange.

   At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

   Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. FUTURES CONTRACTS

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2004, Mid Cap Value Portfolio had no open contracts.

C. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, Mid Cap Value VCT Portfolio had a capital loss carryforward of $5,981,262, of which the following amounts will expire between 2009 and 2010 if not utilized: $3,451,474 in 2009 and $2,529,788 in
   2010.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                                                  2004            2003
                                                               ------------     ---------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                                $  3,095,474     $674,629
Long-Term capital gain                                            4,288,046           --
                                                               ------------     --------
                                                               $  7,383,520     $674,629
Return of Capital                                                        --           --
                                                               ------------     --------
 Total distributions                                           $  7,383,520     $674,629
                                                               ------------     --------
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                                  $  6,505,614
Capital loss carryforward from merger                            48,549,164
Undistributed long-term gain/(capital loss carryforward)         (5,981,262)
Unrealized appreciation (depreciation)                          143,022,546
                                                               ------------
 Total                                                         $192,096,062
                                                               ============

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

F. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. SECURITIES LENDING

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payment in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

2. MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the Portfolio. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $467,669 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $520 in transfer agent fees payable to PIMSS at December 31, 2004.

4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                         NET
                                                    GROSS             GROSS         APPRECIATION/
                                 TAX COST       APPRECIATION      DEPRECIATION      (DEPRECIATION)
Mid Cap Value Portfolio       $770,017,850      $149,310,096      $ (6,287,550)     $ 143,022,546
                              ------------      ------------      ------------      -------------

5. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $609,010,425 and $312,401,269, respectively.

6. CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

MID CAP VALUE PORTFOLIO                      '04 SHARES      '04 AMOUNT        '03 SHARES      '03 AMOUNT
------------------------------------------   ------------   -------------      -----------    -------------
CLASS I:
Shares sold                                    3,133,632    $  68,612,090       2,677,744     $  46,157,551
Class I Shares issued in reorganization        2,087,866       49,670,328              --                --
Reinvestment of distributions                    117,982        2,575,556          26,084           438,476
Shares repurchased                            (1,365,569)     (29,591,496)     (2,465,836)      (40,592,863)
                                              ----------    -------------      ----------     -------------
 Net increase                                  3,973,911    $  91,266,478         237,992     $   6,003,164
                                              ==========    =============      ==========     =============
CLASS II:
Shares sold                                   12,236,512    $ 263,179,728       6,515,291     $ 114,986,107
Reinvestment of distributions                    221,974        4,807,964          93,450           236,135
Shares repurchased                              (881,455)     (19,626,013)     (1,080,224)       (3,957,753)
                                              ----------    -------------      ----------     -------------
 Net increase                                 11,577,031    $ 248,361,679       6,280,420     $ 111,264,489
                                              ==========    =============      ==========     =============

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)

7. MERGER INFORMATION

On December 8, 2004, beneficial owners of Safeco RST Core Equity Portfolio ("Core Equity"), Safeco RST Money Market Portfolio ("Money Market") and Safeco RST Multi-Cap Core Portfolio ("Multi-Cap"), three of the six portfolios that comprised Safeco Resource Series Trust, approved a proposed Agreement and Plan of Reorganization that provided for the mergers listed below. These tax-free reorganizations were accomplished on December 10, 2004 ("Closing Date"), by exchanging all of the Safeco's net assets for Class I shares as indicated below, based on Class I shares' ending net asset value on the Closing Date. The following charts show the details of the reorganizations as of that closing date Closing Date:

PIONEER MID CAP VALUE VCT PORTFOLIO

                                   PIONEER
                                MID CAP VALUE          SAFECO RST MULTI-         PIONEER MID CAP
                                VCT PORTFOLIO         CAP CORE PORTFOLIO       VALUE VCT PORTFOLIO
                            (PRE-REORGANIZATION)     (PRE-REORGANIZATION)     (POST-REORGANIZATION)
                           ----------------------   ----------------------   ----------------------
Net Assets                      $757,206,652              $49,670,328             $858,922,877
Shares Outstanding                32,072,498                2,399,533               34,160,364
Class I Shares Issued                                                                2,087,866

                                                                        ACCUMULATED
                                          UNREALIZED APPRECIATION      REALIZED GAIN
                                              ON CLOSING DATE         ON CLOSING DATE
                                         -------------------------   ----------------
Safeco RST Multi-Cap Core Portfolio              $5,550,191             $7,992,587

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS I SHAREOWNERS OF PIONEER MID CAP VALUE VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Mid Cap Value VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER MID CAP VALUE VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Wilmer Cutler Pickering Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFICERS

The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 73 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Trust"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon Agent request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                            POSITIONS HELD                                     PRINCIPAL OCCUPATION          OTHER DIRECTORSHIPS
     NAME AND AGE           WITH THE TRUST           TERM OF OFFICE            DURING PAST FIVE YEARS        HELD BY THIS TRUSTEE
John F. Cogan, Jr. (78)*  Chairman of the       Serves until successor    Trustee and President Serves     Director of Harbor
                          Board, Trustee and    trustee is elected or     until retirement or removal;     Global Company, Ltd.
                          President             earlier retirement or     Deputy Chairman and a Director
                                                removal                   of Pioneer Global Asset
                                                                          Management S.p.A. ("PGAM");
                                                                          Non-Executive Chairman and a
                                                                          Director of Pioneer Investment
                                                                          Management USA Inc. ("PIM-USA");
                                                                          Chairman and a Director of
                                                                          Pioneer; Director of Pioneer
                                                                          Alternative Investment
                                                                          Management Limited (Dublin);
                                                                          President and a Director of
                                                                          Pioneer Alternative Investment
                                                                          Management (Bermuda) Limited and
                                                                          affiliated funds; President and
                                                                          Director of Pioneer Funds
                                                                          Distributor, Inc. ("PFD");
                                                                          President of all of the Pioneer
                                                                          Funds; and Of Counsel (since
                                                                          2000, partner prior to 2000),
                                                                          Wilmer Cutler Pickering Hale and
                                                                          Dorr LLP (counsel to PIM-USA and
                                                                          the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

Osbert M. Hood (52)**     Trustee and           Serves until successor    President and Chief Executive    None
                          Executive Vice        trustee is elected or     Officer, PIM-USA since May 2003
                          President             earlier retirement or     (Director since January 2001);
                                                removal                   President and Director of
                                                                          Pioneer since May 2003; Chairman
                                                                          and Director of Pioneer
                                                                          Investment Management
                                                                          Shareholder Services, Inc.
                                                                          ("PIMSS") since May 2003;
                                                                          Executive Vice President of all
                                                                          of the Pioneer Funds since June
                                                                          2003; Executive Vice President
                                                                          and Chief Operating Officer of
                                                                          PIM-USA, November 2000 to May
                                                                          2003; Executive Vice President,
                                                                          Chief Financial Officer and
                                                                          Treasurer, John Hancock
                                                                          Advisers, L.L.C., Boston, MA,
                                                                          November 1999 to November 2000;
                                                                          Senior Vice President and Chief
                                                                          Financial Officer, John Hancock
                                                                          Advisers, L.L.C., April 1997 to
                                                                          November 1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

PIONEER MID CAP VALUE VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS                          (continued)

INDEPENDENT TRUSTEES

                            POSITIONS HELD                                     PRINCIPAL OCCUPATION          OTHER DIRECTORSHIPS
     NAME AND AGE           WITH THE TRUST           TERM OF OFFICE            DURING PAST FIVE YEARS        HELD BY THIS TRUSTEE
David R. Bock** (61)      Trustee since 2005.   Serves until a successor  Senior Vice President and Chief  Director of The
3050 K. Street NW,                              trustee is elected or     Financial Officer, I-trax, Inc.  Enterprise Social
Washington, DC 20007                            earlier retirement or     (publicly traded health care     Investment Company
                                                removal                   services company)                (privately-held
                                                                          (2001-present); Managing         affordable housing
                                                                          Partner, Federal City Capital    finance company);
                                                                          Advisors (boutique merchant      Director of New York
                                                                          bank) (1995-2000; 2002 to 2004); Mortgage Trust (publicly
                                                                          Executive Vice President and     traded mortgage REIT)
                                                                          Chief Financial Officer,
                                                                          Pedestal Inc. (internet-based
                                                                          mortgage trading company)
                                                                          (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.

Mary K. Bush (56)         Trustee since 2000.   Serves until successor    President, Bush International    Director of Brady
3509 Woodbine Street,                           trustee is elected or     (international financial         Corporation (industrial
Chevy Chase, MD 20815                           earlier retirement or     advisory firm)                   identification and
                                                removal                                                    specialty coated
                                                                                                           material products
                                                                                                           manufacturer),
                                                                                                           Millennium Chemicals,
                                                                                                           Inc. (commodity
                                                                                                           chemicals), Mortgage
                                                                                                           Guaranty Insurance
                                                                                                           Corporation, and R.J.
                                                                                                           Reynolds Tobacco
                                                                                                           Holdings, Inc. (tobacco)

Margaret B.W. Graham (57) Trustee since 2000.   Serves until successor    Founding Director, The Winthrop  None
1001 Sherbrooke Street                          trustee is elected or     Group, Inc. (consulting firm);
West, Montreal, Quebec,                         earlier retirement or     Professor of Management, Faculty
Canada H3A 1G5                                  removal                   of Management, McGill University

Marguerite A. Piret (56)  Trustee since 1995.   Serves until successor    President and Chief Executive    Director of New America
One Boston Place,                               trustee is elected or     Officer, Newbury, Piret &        High Income Fund, Inc.
28th Floor, Boston,                             earlier retirement or     Company, Inc. (investment        (closed-end investment
MA 02108                                        removal                   banking firm)                    company)

Stephen K. West (76)      Trustee since 1995.   Serves until successor    Senior Counsel, Sullivan &       Director, The Swiss
125 Broad Street,                               trustee is elected or     Cromwell (law firm)              Helvetia Fund, Inc.
New York, NY 10004                              earlier retirement or                                      (closed-end investment
                                                removal                                                    company) and AMVESCAP
                                                                                                           PLC (investment
                                                                                                           managers)

John Winthrop (68)        Trustee since         Serves until successor    President, John Winthrop & Co.,  None
One North Adgers Wharf,   September, 2000.      trustee is elected or     Inc. (private investment firm)
Charleston, SC 29401                            earlier retirement or
                                                removal

PIONEER MID CAP VALUE VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS                          (continued)

TRUST OFFICERS

                            POSITIONS HELD                                     PRINCIPAL OCCUPATION          OTHER DIRECTORSHIPS
     NAME AND AGE           WITH THE TRUST           TERM OF OFFICE            DURING PAST FIVE YEARS        HELD BY THIS TRUSTEE
Dorothy E. Bourassa (57)  Secretary             Serves at the discretion  Secretary of PIM-USA; Senior       None
                                                of the Board              Vice President - Legal of
                                                                          Pioneer; and Secretary/Clerk of
                                                                          most of PIM-USA's subsidiaries
                                                                          since October 2000; Secretary of
                                                                          all of the Pioneer Funds since
                                                                          September 2003 (Assistant
                                                                          Secretary from November 2000 to
                                                                          September 2003); and Senior
                                                                          Counsel, Assistant Vice
                                                                          President and Director of
                                                                          Compliance of PIM-USA from April
                                                                          1998 through October 2000

Christopher J. Kelley     Assistant Secretary   Serves at the discretion  Assistant Vice President and       None
(40)                                            of the Board              Senior Counsel of Pioneer since
                                                                          July 2002; Vice President and
                                                                          Senior Counsel of BISYS Fund
                                                                          Services, Inc. (April 2001 to
                                                                          June 2002); Senior Vice
                                                                          President and Deputy General
                                                                          Counsel of Funds Distributor,
                                                                          Inc. (July 2000 to April 2001;
                                                                          Vice President and Associate
                                                                          General Counsel from July 1996
                                                                          to July 2000); Assistant
                                                                          Secretary of all Pioneer Funds
                                                                          since September 2003

David C. Phelan (47)      Assistant Secretary   Serves at the discretion  Partner, Wilmer Cutler Pickering   None
                                                of the Board              Hale and Dorr LLP; Assistant
                                                                          Secretary of all Pioneer Funds
                                                                          since September 2003

Vincent Nave (59)         Treasurer             Serves at the discretion  Vice President - Fund              None
                                                of the Board              Accounting, Administration and
                                                                          Custody Services of Pioneer; and
                                                                          Treasurer of all of the Pioneer
                                                                          Funds (Assistant Treasurer from
                                                                          June 1999 to November 2000)

Mark E. Bradley (45)      Assistant Treasurer   Serves at the discretion  Deputy Treasurer of Pioneer        None
                                                of the Board              since 2004; Treasurer and Senior
                                                                          Vice President, CDC IXIS Asset
                                                                          Management Services from 2002 to
                                                                          2003; Assistant Treasurer and
                                                                          Vice President, MFS Investment
                                                                          Management from 1997 to 2002;
                                                                          and Assistant Treasurer of all
                                                                          of the Pioneer Funds since
                                                                          November 2004

Luis I. Presutti (39)     Assistant Treasurer   Serves at the discretion  Assistant Vice President - Fund    None
                                                of the Board              Accounting, Administration and
                                                                          Custody Services of Pioneer; and
                                                                          Assistant Treasurer of all of
                                                                          the Pioneer Funds since November
                                                                          2000

Gary Sullivan (46)        Assistant Treasurer   Serves at the discretion  Fund Accounting Manager - Fund     None
                                                of the Board              Accounting, Administration and
                                                                          Custody Services of Pioneer; and
                                                                          Assistant Treasurer of all of
                                                                          the Pioneer Funds since May 2002

PIONEER MID CAP VALUE VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS                          (continued)

TRUST OFFICERS

                            POSITIONS HELD                                     PRINCIPAL OCCUPATION          OTHER DIRECTORSHIPS
     NAME AND AGE           WITH THE TRUST           TERM OF OFFICE            DURING PAST FIVE YEARS        HELD BY THIS TRUSTEE
Katharine Kim Sullivan    Assistant Treasurer   Serves at the discretion  Fund Administration Manager -      None
(31)                                            of the Board              Fund Accounting, Administration
                                                                          and Custody Services since June
                                                                          2003; Assistant Vice President -
                                                                          Mutual Fund Operations of State
                                                                          Street Corporation from June
                                                                          2002 to June 2003 (formerly
                                                                          Deutsche Bank Asset Management);
                                                                          Pioneer Fund Accounting,
                                                                          Administration and Custody
                                                                          Services (Fund Accounting
                                                                          Manager from August 1999 to May
                                                                          2002, Fund Accounting Services
                                                                          Supervisor from 1997 to July
                                                                          1999); Assistant Treasurer of
                                                                          all Pioneer Funds since
                                                                          September 2003

Martin J. Wolin (37)      Chief Compliance      Serves at the discretion  Chief Compliance Officer of        None
                          Officer               of the Board              Pioneer (Director of Compliance
                                                                          and Senior Counsel from November
                                                                          2000 to September 2004); Vice
                                                                          President and Associate General
                                                                          Counsel of UAM Fund Services,
                                                                          Inc. (mutual fund administration
                                                                          company) from February 1998 to
                                                                          November 2000; and Chief
                                                                          Compliance Officer of all of the
                                                                          Pioneer Funds.

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the larg est banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

[PIONEER INVESTMENTS(R) LOGO]



                                                   [PIONEER INVESTMENTS(R) LOGO]

                                                PIONEER VARIABLE CONTRACTS TRUST

                           PIONEER EQUITY INCOME VCT PORTFOLIO -- CLASS I SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                              2

  Comparing Ongoing Portfolio Expenses                          3

  Portfolio Management Discussion                               4

  Schedule of Investments                                       5

  Financial Statements                                          8

  Notes to Financial Statements                                12

  Report of Independent Registered Public Accounting Firm      16

  Trustees, Officers and Service Providers                     17

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT WWW.PIONEERFUNDS.COM.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO UPDATE 12/31/04

PORTFOLIO DIVERSIFICATION

(As a percentage of total investment portfolio)

[PIE CHART]

U.S. Common Stocks              94.2%
Convertible Corporate Bonds      0.1%
Convertible Preferred Stocks     1.2%
Temporary Cash Investment        4.5%

SECTOR DISTRIBUTION

(As a percentage of equity holdings)

[PIE CHART]

Financials                     21.9%
Consumer Staples                6.4%
Telecommunication Services      6.5%
Materials                       7.2%
Health Care                     6.2%
Information Technology          3.1%
Energy                          9.8%
Industrials                    10.0%
Consumer Discretionary         12.1%
Utilities                      16.8%

FIVE LARGEST HOLDINGS

(As a percentage of equity holdings)

1. PACCAR, Inc.                        4.48%
2. Exxon Mobil Corp.                   3.35%
3. ChevronTexaco Corp.                 3.31%
4. Washington Mutual, Inc.             3.07%
5. T. Rowe Price Associates, Inc.      2.61%

The Portfolio is actively managed, and current holdings may be different.

PERFORMANCE UPDATE 12/31/04

PRICES AND DISTRIBUTIONS

                              12/31/04      12/31/03
Net Asset Value per Share     $  20.58      $  18.09

DISTRIBUTIONS PER SHARE                   SHORT-TERM         LONG-TERM
(1/1/04 - 12/31/04)        DIVIDENDS     CAPITAL GAINS     CAPITAL GAINS
                           $  0.4372       $    -             $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER EQUITY INCOME VCT PORTFOLIO at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[LINE GRAPH]

          Russell 1000    Pioneer Equity Income
           Value Index        VCT Portfolio
 "3/95"      10,000              10,000
             12,632              12,025
"12/96"      15,366              13,852
             20,773              18,732
"12/98"      24,021              22,816
             25,787              23,092
"12/00"      27,597              26,522
             26,054              24,673
 "12/2"      22,010              20,770
             28,620              25,466
"12/04"      33,339              29,638

Index comparison begins 2/28/95. The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

NET ASSET VALUE

Life-of-Class       11.99%
(3/1/95)
5 Years              5.12%
1 Year              16.39%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER EQUITY INCOME VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004

SHARE CLASS                                           I               II
----------------------------------------------------------------------------
Beginning Account Value On (7/1/04)              $ 1,000.00       $ 1,000.00
Ending Account Value On (12/31/04)               $ 1,119.78       $ 1,117.81
Expenses Paid During Period*                     $     3.82       $     5.19

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER EQUITY INCOME VCT PORTFOLIO

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2004 through December 31, 2004

SHARE CLASS                                         I               II
--------------------------------------------------------------------------
Beginning Account Value On 7/1/04              $ 1,000.00       $ 1,000.00
Ending Account Value On 12/31/04               $ 1,021.52       $ 1,020.21
Expenses Paid During Period*                   $     3.65       $     4.95

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/04

In the following discussion, John Carey, portfolio manager of Pioneer Equity Income VCT Portfolio, reviews the past year and gives an overview of the Portfolio's performance over that period.

Q: HOW DID THE PORTFOLIO PERFORM VERSUS ITS BENCHMARK? TO WHAT DO YOU ATTRIBUTE
   THE PERFORMANCE?

A: Pioneer Equity Income VCT Portfolio showed a good gain in 2004, rising by 16.38% at net asset value. That was in line with the Russell 1000 Value Index, which rose by 16.49%.

   THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   As a whole, it was, as the numbers suggest, a good year for stocks, though most of the performance came in the second half and particularly in the fourth quarter. During the earlier part of the year, the market largely backed and filled as investors worried about rising interest rates, the war in Iraq, the weak dollar, rising oil prices, terrorist threats, and the upcoming Presidential election. Around the middle of October, however, the market as measured by most major indexes began to move higher, and it continued the upward move following the election and right through to the end of the year.

   The sectors in the Russell 1000 Value Index performing above average for the year were energy, utilities, industrials, consumer staples, and materials, and those performing below average were telecommunications services, financials, consumer discretionary, information technology, and health care. Pioneer Equity Income VCT Portfolio was overweight in four of the five top performing sectors, and underweight in three of the five underperforming sectors. Oddly enough, though, the principal contributor to relative positive performance for the Portfolio was our stock selection in one of the underperforming sectors, financials, our biggest underweight relative to the index! The performance was attributable to premium take-over offers received by two of our banks, Charter One Financial and SouthTrust, and significant price increases for T. Rowe Price, a money-management company, and Simon Property Group, a real-estate investment trust. We also did not own any shares of Citigroup, an important index name that underperformed. At the same time, while we were appropriately underweight in information technology, we happened to own a very poor performer in the sector, convertible preferred shares of Electronic Data Systems, which we did sell during the year.

   Industrials and materials were bright spots for both the index and the Portfolio. In addition to being overweight in both sectors, we enjoyed superior performance from our holdings relative to the sector averages. Positive stand-outs for us in those sectors were PACCAR, builder of heavy trucks, and Roanoke Electric Steel, a small steel mill. Offsetting negative-return contributions came from holdings in the troubled health-care sector, where we were overweight and also suffered from below-average results from Eli Lilly and Merck.

Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE YEAR?

A: In total, we added 18 holdings to the Portfolio and eliminated 16. With the favorable fundamentals in energy, materials, and industrials, we looked for additional investments in those sectors. Occidental Petroleum (oil and natural gas), Valspar (coatings and specialty chemicals), Phelps Dodge (copper mining), ServiceMaster (commercial and residential maintenance services), and Vulcan Materials (construction materials) were situations we found attractive. With our "value" orientation, we also looked in some of the underperforming sectors for names we thought unaccountably "cheap." In financials, we added Comerica, U.S. Bancorp, and State Street, and we also received shares of Wachovia in exchange for SouthTrust, which Wachovia acquired. In consumer discretionary, we bought Tupperware and common shares of Ford Motor in addition to our previous position in Ford convertible preferred shares; in information technology, we added Motorola; and in health care, we purchased Bristol-Myers Squibb and a small position in a new issue of convertible securities from Schering-Plough. Rounding out our additions were Clorox in consumer staples and Atmos Energy, Equitable Resources, and Ameren in utilities.

   Securities liquidated included stocks such as Biomet and Illinois Tool Works on which we had taken significant profits and whose prices we thought adequately reflected values, and stocks such as Pfizer and Coca-Cola about which we became concerned in a longer-term fundamental way. Other names sold during the year were Deere, Norfolk Southern, Tribune, Sears Roebuck, Bank of America, Merrill Lynch, St. Paul Travelers, Equity Office Properties, Electonic Data Systems convertible preferred, and Hewlett-Packard.

   The most meaningful effects of our trading on sector weights were in materials and utilities, where our weightings increased versus the portfolio weightings in the sectors at year end 2003, and in health care, where our weighting decreased versus a year ago, though part of the decrease was due just to weak share-price moves for our health-care stocks relative to large price increases in some other sectors.

Q: WHAT IS YOUR OUTLOOK FOR 2005?

A: The economic outlook appears favorable over the coming year. Interest rates are expected to continue rising, but not so fast that they should present impediments to further economic growth. We think earnings growth should continue, albeit potentially at a slower pace than in 2003 and 2004. Federal tax law, with the maximum 15% tax rate on qualified dividends and 15% rate on long-term capital gains, is likewise favorable to the stock market. Of course there are concerns, including energy and other commodity prices and the high trade and Federal budget deficits. We aim to mitigate the risk from those factors by investing on the one hand in companies benefiting from rising materials prices and, on the other hand, avoiding companies with poor cost controls. Otherwise we are always interested in companies that not only can do better but that also have a plan in place and a management committed to achieve the better results. A good economy creates more opportunities for companies to execute such turn-arounds.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04

                                                            VALUE
SHARES
              CONVERTIBLE PREFERRED STOCKS - 1.2%
              AUTOMOBILES & COMPONENTS - 1.1%
              AUTOMOBILE MANUFACTURERS - 1.1%
     2,600    General Motors, 5.25%, 3/6/32             $     59,800
    57,414    Ford Cap Trust, 6.50%, 1/15/32               3,025,718
                                                        ------------
                                                        $  3,085,518
                                                        ------------
              TOTAL AUTOMOBILES & COMPONENTS            $  3,085,518
                                                        ------------
              PHARMACEUTICALS & BIOTECHNOLOGY - 0.1%
              PHARMACEUTICALS - 0.0%
     4,255    Schering-Plough Corp., 6.0%, 9/14/07      $    247,322
                                                        ------------
              TOTAL PHARMACEUTICALS &
              BIOTECHNOLOGY                             $    247,322
                                                        ------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $3,000,714)                         $  3,332,840
                                                        ------------
PRINCIPAL
 AMOUNT

  USD ($)
              CONVERTIBLE CORPORATE BOND - 0.1%
              RETAILING - 0.1%
              APPAREL RETAIL - 0.1%
   200,000    GAP Inc., 5.75%, 3/15/09                  $    265,250
                                                        ------------
              TOTAL RETAILING                           $    265,250
                                                        ------------
              TOTAL CONVERTIBLE CORPORATE BOND
              (Cost $200,000)                           $    265,250
                                                        ------------
 SHARES
              COMMON STOCKS - 94.2%
              ENERGY - 9.3%
              INTEGRATED OIL & GAS - 9.3%
    71,813    ConocoPhillips                            $  6,235,523
   169,714    ChevronTexaco Corp.                          8,911,682
   176,110    Exxon Mobil Corp.                            9,027,399
    36,142    Occidental Petroleum Corp.                   2,109,247
                                                        ------------
                                                        $ 26,283,851
                                                        ------------
              TOTAL ENERGY                              $ 26,283,851
                                                        ------------
              MATERIALS - 6.9%
              COMMODITY CHEMICALS - 1.6%
    51,941    Air Products & Chemicals, Inc.            $  3,011,020
    28,233    E.I. du Pont de Nemours and Co.              1,384,829
                                                        ------------
                                                        $  4,395,849
                                                        ------------
              CONSTRUCTION MATERIALS - 0.7%
    36,142    Vulcan Materials Co.                      $  1,973,715
                                                        ------------
              DIVERSIFIED CHEMICAL - 0.9%
    37,925    PPG Industries, Inc.                      $  2,584,968
                                                        ------------
              DIVERSIFIED METALS & MINING - 1.0%
    29,700    Phelps Dodge Corp.                        $  2,937,924
                                                        ------------
              PAPER PRODUCTS - 0.8%
    64,436    Meadwestvaco Corp.                        $  2,183,736
                                                        ------------
              SPECIALTY CHEMICALS - 0.8%
    42,784    Valspar Corp.                             $  2,139,628
                                                        ------------
              STEEL - 1.1%
    51,012    Nucor Corp.                               $  2,669,968
    20,704    Roanoke Electric Steel Corp.                   427,972
                                                        ------------
                                                        $  3,097,940
                                                        ------------
              TOTAL MATERIALS                           $ 19,313,760
                                                        ------------
              CAPITAL GOODS - 8.1%
              AEROSPACE & DEFENSE - 2.7%
    53,284    Boeing Co.                                $  2,758,513
    46,899    General Dynamics Corp.                       4,905,635
                                                        ------------
                                                        $  7,664,148
                                                        ------------
              ELECTRICAL COMPONENTS & EQUIPMENT - 1.5%
    60,925    Emerson Electric Co.                      $  4,270,843
                                                        ------------
              INDUSTRIAL CONGLOMERATES - 2.8%
    66,280    Johnson Controls, Inc.                    $  4,204,803
    33,767    United Technologies Corp.                    3,489,819
                                                        ------------
                                                        $  7,694,622
                                                        ------------
              INDUSTRIAL MACHINERY - 1.1%
    28,397    Gorman-Rupp Co.                           $    653,131
    95,208    The Timken Co.                               2,477,312
                                                        ------------
                                                        $  3,130,443
                                                        ------------
              TOTAL CAPITAL GOODS                       $ 22,760,056
                                                        ------------
              COMMERCIAL SERVICES & SUPPLIES - 0.6%
              EMPLOYMENT SERVICES - 0.6%
   128,355    Servicemaster Co.                         $  1,770,015
                                                        ------------
              TOTAL COMMERCIAL SERVICES &
              SUPPLIES                                  $  1,770,015
                                                        ------------
              TRANSPORTATION - 0.9%
              RAILROADS - 0.9%
    52,265    Burlington Northern, Inc.                 $  2,472,657
                                                        ------------
              TOTAL TRANSPORTATION                      $  2,472,657
                                                        ------------
              AUTOMOBILES & COMPONENTS - 5.7%
              AUTOMOBILE MANUFACTURERS - 5.7%
   154,894    Ford Motor Corp.                          $  2,267,648
    46,700    General Motors Corp.                         1,870,802
   149,912    PACCAR, Inc.                                12,064,918
                                                        ------------
                                                        $ 16,203,368
                                                        ------------
              TOTAL AUTOMOBILES & COMPONENTS            $ 16,203,368
                                                        ------------
              CONSUMER DURABLES & APPAREL - 0.4%
              HOUSEWARES & SPECIALTIES - 0.4%
    47,700    Tupperware Corp.                          $    988,344
                                                        ------------
              TOTAL CONSUMER DURABLES & APPAREL         $    988,344
                                                        ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04                                     (continued)

                                                            VALUE
   SHARE
              MEDIA - 3.1%
              MOVIES & ENTERTAINMENT - 1.7%
   149,253    Cedar Fair, L.P.                          $  4,910,424
                                                        ------------
              PUBLISHING - 1.4%
    41,821    McGraw-Hill Co., Inc.                     $  3,828,294
                                                        ------------
              TOTAL MEDIA                               $  8,738,718
                                                        ------------
              RETAILING - 1.2%
              DEPARTMENT STORES - 1.2%
   111,354    May Department Stores Co.                 $  3,273,808
                                                        ------------
              TOTAL RETAILING                           $  3,273,808
                                                        ------------
              FOOD, BEVERAGE & TOBACCO - 4.7%
              PACKAGED FOODS & MEATS - 4.2%
   152,313    Campbell Soup Co.                         $  4,552,636
    62,343    General Mills, Inc.                          3,099,071
    76,105    H.J. Heinz Co., Inc.                         2,967,334
    48,430    Sara Lee Corp.                               1,169,100
                                                        ------------
                                                        $ 11,788,141
                                                        ------------
              SOFT DRINKS - 0.5%
    29,533    PepsiCo, Inc.                             $  1,541,623
                                                        ------------
              TOTAL FOOD, BEVERAGE & TOBACCO            $ 13,329,764
                                                        ------------
              HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
              HOUSEHOLD PRODUCTS - 1.4%
    40,479    Colgate-Palmolive Co.                     $  2,070,906
    30,353    Clorox Co.                                   1,788,702
                                                        ------------
                                                        $  3,859,608
                                                        ------------
              TOTAL HOUSEHOLD & PERSONAL PRODUCTS       $  3,859,608
                                                        ------------
              HEALTH CARE EQUIPMENT & SERVICES - 4.0%
              HEALTH CARE DISTRIBUTORS - 3.2%
    99,784    Abbott Laboratories                       $  4,654,924
    28,800    Bristol-Myers Squibb Co.                       737,856
    59,163    Johnson & Johnson                            3,752,117
                                                        ------------
                                                        $  9,144,897
                                                        ------------
              HEALTH CARE EQUIPMENT - 0.8%
    39,446    Becton, Dickinson & Co.                   $  2,240,533
                                                        ------------
              TOTAL HEALTH CARE EQUIPMENT & SERVICES    $ 11,385,430
                                                        ------------
              PHARMACEUTICALS & BIOTECHNOLOGY - 1.8%
              PHARMACEUTICALS - 1.8%
    59,789    Eli Lilly & Co.                           $  3,393,026
    53,124    Merck & Co., Inc.                            1,707,405
                                                        ------------
                                                        $  5,100,431
                                                        ------------
              TOTAL PHARMACEUTICALS & BIOTECHNOLOGY     $  5,100,431
                                                        ------------
              BANKS - 11.7%
              DIVERSIFIED BANKS - 4.4%
    25,400    Comerica, Inc.                            $  1,549,908
    88,909    U.S. Bancorp                                 2,784,630
    83,196    Wachovia Corp.                               4,376,110
    60,514    Wells Fargo & Co.                            3,760,945
                                                        ------------
                                                        $ 12,471,593
                                                        ------------
              REGIONAL BANKS - 4.3%
    64,229    First Horizon National Corp.              $  2,768,912
   100,062    National City Corp.                          3,757,328
    76,456    SunTrust Banks, Inc.                         5,648,569
                                                        ------------
                                                        $ 12,174,809
                                                        ------------
              THRIFTS & MORTGAGE FINANCE - 3.0%
   195,686    Washington Mutual, Inc.                   $  8,273,604
                                                        ------------
              TOTAL BANKS                               $ 32,920,006
                                                        ------------
              DIVERSIFIED FINANCIALS - 4.8%
              ASSET MANAGEMENT & CUSTODY BANKS - 4.1%
    61,735    Eaton Vance Corp.                         $  3,219,480
    27,800    State Street Corp.                           1,365,536
   113,009    T. Rowe Price Associates, Inc.               7,029,160
                                                        ------------
                                                        $ 11,614,176
                                                        ------------
              INVESTMENT BANKING & BROKERAGE - 0.7%
    44,506    A.G. Edwards, Inc.                        $  1,923,104
                                                        ------------
              TOTAL DIVERSIFIED FINANCIALS              $ 13,537,280
                                                        ------------
              INSURANCE - 3.2%
              PROPERTY & CASUALTY INSURANCE - 3.2%
    57,533    Chubb Corp.                               $  4,424,288
    89,632    Safeco Corp.                                 4,682,376
                                                        ------------
                                                        $  9,106,664
                                                        ------------
              TOTAL INSURANCE                           $  9,106,664
                                                        ------------
              REAL ESTATE - 1.2%
              REAL ESTATE INVESTMENT TRUSTS - 1.2%
    53,284    Simon DeBartolo Group, Inc.               $  3,445,876
                                                        ------------
              TOTAL REAL ESTATE                         $  3,445,876
                                                        ------------
              SOFTWARE & SERVICES - 0.9%
              APPLICATION SOFTWARE - 0.3%
    32,011    Microsoft Corp.                           $    855,014
                                                        ------------
              DATA PROCESSING & OUTSOURCED SERVICES - 0.6%
    40,616    Automatic Data Processing, Inc.           $  1,801,320
                                                        ------------
              TOTAL SOFTWARE & SERVICES                 $  2,656,334
                                                        ------------
              TECHNOLOGY HARDWARE & EQUIPMENT - 2.0%
              COMMUNICATIONS EQUIPMENT - 0.6%
    91,600    Motorola, Inc.                            $  1,575,520
                                                        ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

                                                            VALUE
SHARES

              COMPUTER HARDWARE - 1.4%
     62,145   Diebold, Inc.                             $  3,463,341
      6,402   IBM Corp.                                      631,109
                                                        ------------
                                                        $  4,094,450
                                                        ------------
              TOTAL TECHNOLOGY HARDWARE & EQUIPMENT     $  5,669,970
                                                        ------------
              TELECOMMUNICATION SERVICES - 6.2%
              INTEGRATED TELECOMMUNICATION SERVICES     - 6.2%
     53,541   Alltel Corp.                              $  3,146,069
    140,143   BellSouth Corp.                              3,894,574
    175,340   SBC Communications, Inc.                     4,518,512
     64,047   AT&T Corp.                                   1,220,736
    113,589   Verizon Communications, Inc.                 4,601,490
                                                        ------------
                                                        $ 17,381,381
                                                        ------------
              TOTAL TELECOMMUNICATION SERVICES          $ 17,381,381
                                                        ------------
              UTILITIES - 16.1%
              ELECTRIC UTILITIES - 10.2%
     79,358   Ameren Corp.                              $  3,979,010
     66,696   American Electric Power Co., Inc.            2,290,341
    121,608   Constellation Energy Group                   5,315,486
     76,537   Consolidated Edison, Inc.                    3,348,494
     34,077   FPL Group, Inc.                              2,547,256
    108,460   Great Plains Energy, Inc.                    3,284,169
     66,088   NSTAR                                        3,587,257
    127,476   Southern Co.                                 4,272,996
                                                        ------------
                                                        $ 28,625,009
                                                        ------------
              GAS UTILITIES - 4.2%
     15,400   Atmos Energy Corp.                        $    421,190
    128,160   KeySpan Energy Corp.                         5,055,912
    124,991   Questar Corp.                                6,369,541
                                                        ------------
                                                        $ 11,846,643
                                                        ------------
              MULTI-UTILITIES & UNREGULATED POWER - 1.1%
     50,083   Equitable Resources, Inc.                 $  3,038,035
                                                        ------------
              WATER UTILITIES - 0.6%
     73,317   Aqua America, Inc.                        $  1,802,861
                                                        ------------
              TOTAL UTILITIES                           $ 45,312,548
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $200,659,301)                       $265,509,869
                                                        ------------
PRINCIPAL
  AMOUNT
              TEMPORARY CASH INVESTMENT - 4.5%
              Repurchase Agreement - 4.5%
$12,700,000   UBS Warburg, Inc., 1.00%,
              dated 12/31/04, repurchase price of
              $12,700,000 plus accrued interest on
              1/3/05 collateralized by $12,654,000
              U.S. Treasury Bill, 6.75%, 5/15/05        $ 12,700,000
                                                        ------------
              TOTAL TEMPORARY CASH
              INVESTMENT
              (Cost $12,700,000)                        $ 12,700,000
                                                        ------------
              TOTAL INVESTMENTS IN
              SECURITIES - 100.0%
              (Cost $216,560,015)                       $281,807,959
                                                        ------------
              OTHER ASSETS
              AND LIABILITIES - 0.0%                    $    117,819
                                                        ------------
              TOTAL NET ASSETS - 100.0%                 $281,925,778
                                                        ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS I                                                         12/31/04     12/31/03     12/31/02      12/31/01      12/31/00
Net asset value, beginning of period                           $    18.09   $    15.11   $    18.40    $    21.28    $    20.72
                                                               ----------   ----------   ----------    ----------    ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $     0.44   $     0.41   $     0.42    $     0.40    $     0.51
 Net realized and unrealized gain (loss) on investments              2.49         2.96        (3.30)        (1.86)         2.28
                                                               ----------   ----------   ----------    ----------    ----------
  Net increase (decrease) from investment operations           $     2.93   $     3.37   $    (2.88)   $    (1.46)   $     2.79
Distributions to shareowners:
 Net investment income                                              (0.44)       (0.39)       (0.41)        (0.36)        (0.49)
 Net realized gain                                                     --           --           --         (1.06)        (1.74)
                                                               ----------   ----------   ----------    ----------    ----------
  Net increase (decrease) in net asset value                   $     2.49   $     2.98   $    (3.29)   $    (2.88)   $     0.56
                                                               ----------   ----------   ----------    ----------    ----------
Net asset value, end of period                                 $    20.58   $    18.09   $    15.11    $    18.40    $    21.28
                                                               ==========   ==========   ==========    ==========    ==========
Total return*                                                       16.39%        0.86%      (15.82)%       (6.97)%       14.85%
Ratio of net expenses to average net assets+                         0.72%        0.78%        0.80%         0.75%         0.71%
Ratio of net investment income (loss) to average net assets+         2.40%        2.55%        2.48%         2.07%         2.40%
Portfolio turnover rate                                                19%          12%          12%           13%           13%
Net assets, end of period (in thousands)                       $  188,234   $  155,634   $  133,258    $  164,019    $  181,920
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.72%        0.78%        0.80%         0.75%         0.71%
 Net investment income (loss)                                        2.40%        2.55%        2.48%         2.07%         2.40%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.72%        0.78%        0.80%         0.75%         0.71%
 Net investment income (loss)                                        2.40%        2.55%        2.48%         2.07%         2.40%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/04

ASSETS:
 Investment in securities, at value (Cost $216,560,015)      $ 281,807,959
 Cash                                                              154,992
 Receivables --
   Fund shares sold                                                257,005
   Dividends, interest and foreign taxes withheld                  725,532
 Other                                                               7,531
                                                             -------------
     Total assets                                            $ 282,953,019
                                                             -------------
LIABILITIES:
 Payables --
   Fund shares repurchased                                         758,304
 Due to affiliates                                                 181,072
 Accrued expenses                                                   87,865
                                                             -------------
     Total liabilities                                       $   1,027,241
                                                             -------------
NET ASSETS:
 Paid-in capital                                             $ 228,847,694
 Undistributed net investment income (loss)                      1,228,049
 Accumulated undistributed net realized gain (loss)            (13,397,909)
 Net unrealized gain (loss) on:
   Investments                                                  65,247,944
                                                             -------------
     Total net assets                                        $ 281,925,778
                                                             -------------
NET ASSET VALUE PER SHARE:
 CLASS I:
 No par value (unlimited number of shares authorized)
   Net assets                                                $ 188,234,469
 Shares outstanding                                              9,147,953
                                                             -------------
   Net asset value per share                                 $       20.58
 CLASS II:
 No par value (unlimited number of shares authorized)
   Net assets                                                $  93,691,309
 Shares outstanding                                              4,529,535
                                                             -------------
   Net asset value per share                                 $       20.68

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS

                                                            YEAR ENDED
                                                             12/31/04
INVESTMENT INCOME:
 Dividends                                                 $ 7,227,744
 Interest                                                      128,972
 Income on securities loaned, net                                7,190
                                                           -----------
  Total investment income                                  $ 7,363,906
                                                           -----------

EXPENSES:
 Management fees                                           $ 1,531,353
 Transfer agent fees and expenses                                3,000
 Distribution fees (Class II)                                 181,8884
 Administrative reimbursements                                  30,408
 Custodian fees                                                 43,740
 Professional fees                                              52,063
 Printing expense                                               41,880
 Fees and expenses of nonaffiliated trustees                     1,681
 Miscellaneous                                                   8,282
                                                           -----------
  Total expenses                                           $ 1,894,295
  Less fees paid indirectly                                     (4,731)
                                                           -----------
  Net expenses                                             $ 1,889,564
                                                           -----------
    Net investment income (loss)                           $ 5,474,342
                                                           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                             $ 2,001,864
                                                           -----------
                                                           $ 2,001,864
                                                           -----------
 Change in net unrealized gain or (loss) from:
   Investments                                             $29,937,321
                                                           -----------
                                                           $ 2,937,321
                                                           -----------
 Net gain (loss) on investments, futures contracts
   and foreign currency transactions                       $31,939,185
                                                           ===========
 Net increase (decrease) in net assets resulting
   from operations                                         $37,413,527
                                                           ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                            YEAR ENDED         YEAR ENDED
                                                             12/31/04           12/31/03
FROM OPERATIONS:
Net investment income (loss)                              $   5,474,342      $   4,413,641
Net realized gain (loss) on investments                       2,001,864           (634,370)
Change in net unrealized gain or (loss) on
 investments, futures contracts and foreign
 currency transactions                                       29,937,321         34,115,732
                                                          -------------      -------------
  Net increase (decrease) in net assets
    resulting from operations                             $  37,413,527      $  37,895,003
                                                          -------------      -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                                  $  (3,809,792)     $  (3,313,897)
 Class II                                                    (1,595,526)          (860,942)
                                                          -------------      -------------
  Total distributions to shareowners                      $  (5,405,318)     $  (4,174,839)
                                                          -------------      -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  63,295,941      $  52,433,019
Reinvestment of distributions                                 5,405,317          4,174,840
Cost of shares repurchased                                  (34,772,572)       (34,680,633)
                                                          -------------      -------------
 Net increase (decrease) in net assets resulting
  from Fund share transactions                            $  33,928,686      $  21,927,226
                                                          -------------      -------------
 Net increase (decrease) in net assets                    $  65,936,895      $  55,647,390
                                                          -------------      -------------

NET ASSETS:
Beginning of year                                         $ 215,988,883      $ 160,341,493
                                                          -------------      -------------
End of year                                               $ 281,925,778      $ 215,988,883
                                                          =============      =============
Undistributed net investment income (loss), end of year   $   1,228,049      $   1,156,984
                                                          =============      =============

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Equity Income VCT Portfolio is a portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap Value II Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of Equity Income Portfolio is to seek capital appreciation.

Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in its preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset value for the portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange.

   At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

   market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/ amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. FUTURES CONTRACTS

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2004, the portfolio had no open futures contracts.

C. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The portfolio elected to defer $229,369 in capital losses recognized between November 1, 2004 and December 31, 2004, to its fiscal year ending December 31, 2005.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, Equity Income VCT Portfolio had a capital loss carryforward of $13,046,223, of which will the following amounts expire between 2009 and 2011 if not utilized: $3,961,413 in 2009, $6,407,206 in
   2010, and $2,677,654, in 2011.

   At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                     UNDISTRIBUTED
                          NET         ACCUMULATED
                      INVESTMENT      NET REALIZED
                        INCOME            GAIN          PAID-IN
PORTFOLIO               (LOSS)           (LOSS)         CAPITAL
--------------      --------------    ------------      --------
Pioneer Equity
Income VCT
Portfolio               $2,041          $(44,116)       $(42,075)
                        ======          ========        ========

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                      2004            2003
                                 -------------    ----------
DISTRIBUTIONS PAID FROM:
Ordinary Income                  $   5,405,318    $4,174,839
Long-Term capital gain                      --            --
                                 -------------    ----------
                                 $   5,405,318    $4,174,839
Return of Capital                           --            --
                                 -------------    ----------
Total distributions              $   5,405,318    $4,174,839
                                 =============    ==========

DISTRIBUTABLE EARNINGS
   (ACCUMULATED LOSSES):
Undistributed ordinary income    $          --
Undistributed long-term gain/
   (capital loss carryforward)     (13,046,273)
Unrealized appreciation
   (depreciation)                   66,353,726
Post-October loss deferred            (229,369)
                                 -------------
   Total                         $  53,078,084
                                 =============

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04                               (continued)

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

D. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

E. SECURITIES LENDING

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

F. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the Portfolio. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets. In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $160,961 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $271 in transfer agent fees payable to PIMSS at December 31, 2004.

4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                         NET
                                                    GROSS             GROSS         APPRECIATION/
PORTFOLIO                        TAX COST       APPRECIATION      DEPRECIATION      (DEPRECIATION)
--------------------------------------------------------------------------------------------------
Equity Income Portfolio       $215,454,233      $69,458,677       $ (3,101,223)      $66,353,736
                              ============      ===========       ============       ===========

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

5. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $72,185,977 and $44,337,103, respectively.

6. CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

EQUITY INCOME PORTFOLIO             '04 SHARES      '04 AMOUNT       '03 SHARES       '03 AMOUNT
-------------------------------------------------------------------------------------------------
CLASS I:
Shares sold                          1,757,096    $  33,474,454       1,544,529     $  24,668,979
Reinvestment of distributions          198,654        3,809,791         204,954         3,313,898
Shares repurchased                  (1,411,407)     (26,451,072)     (1,964,325)      (30,892,038)
                                    ----------    -------------      ----------     -------------
 Net increase (decrease)               544,343    $  10,833,173        (214,842)    $  (2,909,161)
                                    ==========    =============      ==========     =============
CLASS II:
Shares sold                          1,571,139    $  29,821,487       1,723,515     $  27,764,040
Reinvestment of distributions           82,473        1,595,526          54,432           860,942
Shares repurchased                    (442,520)      (8,231,500)       (242,114)       (3,788,595)
                                    ----------    -------------      ----------     -------------
 Net increase                        1,211,092    $  23,095,513       1,533,833     $  24,836,387
                                    ==========    =============      ==========     =============

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS I SHAREOWNERS OF PIONEER EQUITY INCOME VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Equity Income VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                /S/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER EQUITY INCOME VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Wilmer Cutler Pickering Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER
Pioneer Investment Management Shareholder
Services, Inc.

TRUSTEES AND OFFICERS

The Trust's Board of Trustees provides officers of the Trust are responsible for the Trust's are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 73 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Trust"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon Agent request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                               POSITIONS HELD                                      PRINCIPAL OCCUPATION         OTHER DIRECTORSHIPS
NAME AND AGE                   WITH THE TRUST           TERM OF OFFICE            DURING PAST FIVE YEARS        HELD BY THIS TRUSTEE
John F. Cogan, Jr. (78)*   Chairman of the Board,   Serves until successor   Trustee and President Serves       Director of Harbor
                           Trustee and President    trustee is elected or    until retirement or removal;       Global Company, Ltd.
                                                    earlier retirement or    Deputy Chairman and a Director
                                                    removal                  of Pioneer Global Asset
                                                                             Management S.p.A. ("PGAM");
                                                                             Non-Executive Chairman and a
                                                                             Director of Pioneer Investment
                                                                             Management USA Inc. ("PIM-USA");
                                                                             Chairman and a Director of
                                                                             Pioneer; Director of Pioneer
                                                                             Alternative Investment
                                                                             Management Limited (Dublin);
                                                                             President and a Director of
                                                                             Pioneer Alternative Investment
                                                                             Management (Bermuda) Limited and
                                                                             affiliated funds; President and
                                                                             Director of Pioneer Funds
                                                                             Distributor, Inc. ("PFD");
                                                                             President of all of the Pioneer
                                                                             Funds; and Of Counsel (since
                                                                             2000, partner prior to 2000),
                                                                             Wilmer Cutler Pickering Hale and
                                                                             Dorr LLP (counsel to PIM-USA and
                                                                             the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

Osbert M. Hood (52)**      Trustee and Executive    Serves until successor   President and Chief Executive      None
                           Vice President           trustee is elected or    Officer, PIM-USA since May 2003
                                                    earlier retirement or    (Director since January 2001);
                                                    removal                  President and Director of
                                                                             Pioneer since May 2003; Chairman
                                                                             and Director of Pioneer
                                                                             Investment Management
                                                                             Shareholder Services, Inc.
                                                                             ("PIMSS") since May 2003;
                                                                             Executive Vice President of all
                                                                             of the Pioneer Funds since June
                                                                             2003; Executive Vice President
                                                                             and Chief Operating Officer of
                                                                             PIM-USA, November 2000 to May
                                                                             2003; Executive Vice President,
                                                                             Chief Financial Officer and
                                                                             Treasurer, John Hancock
                                                                             Advisers, L.L.C., Boston, MA,
                                                                             November 1999 to November 2000;
                                                                             Senior Vice President and Chief
                                                                             Financial Officer, John Hancock
                                                                             Advisers, L.L.C., April 1997 to
                                                                             November 1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

PIONEER EQUITY INCOME VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)

INDEPENDENT TRUSTEES

                               POSITIONS HELD                                      PRINCIPAL OCCUPATION          OTHER DIRECTORSHIPS
NAME AND AGE                   WITH THE TRUST           TERM OF OFFICE            DURING PAST FIVE YEARS        HELD BY THIS TRUSTEE
David R. Bock** (61)       Trustee since 2005.      Serves until a           Senior Vice President and Chief    Director of The
3050 K. Street NW,                                  successor trustee is     Financial Officer, I-trax, Inc.    Enterprise Social
Washington, DC 20007                                elected or earlier       (publicly traded health care       Investment Company
                                                    retirement or removal.   services company)                  (privately-held
                                                                             (2001-present); Managing           affordable housing
                                                                             Partner, Federal City Capital      finance company);
                                                                             Advisors (boutique merchant        Director of New York
                                                                             bank)(1995-2000; 2002 to 2004);    Mortgage Trust
                                                                             Executive Vice President and       (publicly traded
                                                                             Chief Financial Officer,           mortgage REIT)
                                                                             Pedestal Inc. (internet-based
                                                                             mortgage trading company)
                                                                             (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.

Mary K. Bush (56)          Trustee since 2000.      Serves until successor   President, Bush International      Director of Brady
3509 Woodbine Street,                               trustee is elected or    (international financial           Corporation
Chevy Chase, MD 20815                               earlier retirement or    advisory firm)                     (industrial
                                                    removal                                                     identification and
                                                                                                                specialty coated
                                                                                                                material products
                                                                                                                manufacturer),
                                                                                                                Millennium
                                                                                                                Chemicals, Inc.
                                                                                                                (commodity
                                                                                                                chemicals), Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation, and
                                                                                                                R.J. Reynolds
                                                                                                                Tobacco Holdings,
                                                                                                                Inc. (tobacco)

Margaret B.W. Graham (57)  Trustee since 2000.      Serves until successor   Founding Director, The Winthrop    None
1001 Sherbrooke Street                              trustee is elected or    Group, Inc. (consulting firm);
West, Montreal, Quebec,                             earlier retirement or    Professor of Management, Faculty
Canada H3A 1G5                                      removal                  of Management, McGill University

Marguerite A. Piret (56)   Trustee since 1995.      Serves until successor   President and Chief Executive      Director of New
One Boston Place,                                   trustee is elected or    Officer, Newbury, Piret &          America High Income
28th Floor,                                         earlier retirement or    Company, Inc. (investment          Fund, Inc.
Boston, MA 02108                                    removal                  banking firm)                      (closed-end
                                                                                                                investment company)

Stephen K. West (76)       Trustee since 1995.      Serves until successor   Senior Counsel, Sullivan &         Director, The Swiss
125 Broad Street,                                   trustee is elected or    Cromwell (law firm)                Helvetia Fund, Inc.
New York, NY 10004                                  earlier retirement or                                       (closed-end
                                                    removal                                                     investment company)
                                                                                                                and AMVESCAP PLC
                                                                                                                (investment
                                                                                                                managers)

John Winthrop (68)         Trustee since            Serves until successor   President, John Winthrop & Co.,    None
One North Adgers Wharf,    September, 2000.         trustee is elected or    Inc. (private investment firm)
Charleston, SC 29401                                earlier retirement or
                                                    removal

PIONEER EQUITY INCOME VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)

TRUST OFFICERS

                               POSITIONS HELD                                      PRINCIPAL OCCUPATION         OTHER DIRECTORSHIPS
NAME AND AGE                   WITH THE TRUST           TERM OF OFFICE            DURING PAST FIVE YEARS       HELD BY THIS OFFICER
Dorothy E. Bourassa (57)   Secretary                Serves at the            Secretary of PIM-USA; Senior      None
                                                    discretion of the Board  Vice President - Legal of
                                                                             Pioneer; and Secretary/Clerk of
                                                                             most of PIM-USA's subsidiaries
                                                                             since October 2000; Secretary of
                                                                             all of the Pioneer Funds since
                                                                             September 2003 (Assistant
                                                                             Secretary from November 2000 to
                                                                             September 2003); and Senior
                                                                             Counsel, Assistant Vice
                                                                             President and Director of
                                                                             Compliance of PIM-USA from April
                                                                             1998 through October 2000

Christopher J. Kelley      Assistant Secretary      Serves at the            Assistant Vice President and      None
(40)                                                discretion of the Board  Senior Counsel of Pioneer since
                                                                             July 2002; Vice President and
                                                                             Senior Counsel of BISYS Fund
                                                                             Services, Inc. (April 2001 to
                                                                             June 2002); Senior Vice
                                                                             President and Deputy General
                                                                             Counsel of Funds Distributor,
                                                                             Inc. (July 2000 to April 2001;
                                                                             Vice President and Associate
                                                                             General Counsel from July 1996
                                                                             to July 2000); Assistant
                                                                             Secretary of all Pioneer Funds
                                                                             since September 2003

David C. Phelan (47)       Assistant Secretary      Serves at the            Partner, Wilmer Cutler Pickering  None
                                                    discretion of the Board  Hale and Dorr LLP; Assistant
                                                                             Secretary of all Pioneer Funds
                                                                             since September 2003

Vincent Nave (59)          Treasurer                Serves at the            Vice President - Fund             None
                                                    discretion of the Board  Accounting, Administration and
                                                                             Custody Services of Pioneer; and
                                                                             Treasurer of all of the Pioneer
                                                                             Funds (Assistant Treasurer from
                                                                             June 1999 to November 2000)

Mark E. Bradley (45)       Assistant Treasurer      Serves at the            Deputy Treasurer of Pioneer       None
                                                    discretion of the Board  since 2004; Treasurer and Senior
                                                                             Vice President, CDC IXIS Asset
                                                                             Management Services from 2002 to
                                                                             2003; Assistant Treasurer and
                                                                             Vice President, MFS Investment
                                                                             Management from 1997 to 2002;
                                                                             and Assistant Treasurer of all
                                                                             of the Pioneer Funds since
                                                                             November 2004

Luis I. Presutti (39)      Assistant Treasurer      Serves at the            Assistant Vice President - Fund   None
                                                    discretion of the Board  Accounting, Administration and
                                                                             Custody Services of Pioneer; and
                                                                             Assistant Treasurer of all of
                                                                             the Pioneer Funds since November
                                                                             2000

Gary Sullivan (46)         Assistant Treasurer      Serves at the            Fund Accounting Manager - Fund    None
                                                    discretion of the Board  Accounting, Administration and
                                                                             Custody Services of Pioneer; and
                                                                             Assistant Treasurer of all of
                                                                             the Pioneer Funds since May 2002

PIONEER EQUITY INCOME VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)

TRUST OFFICERS

                               POSITIONS HELD                                      PRINCIPAL OCCUPATION         OTHER DIRECTORSHIPS
NAME AND AGE                   WITH THE TRUST           TERM OF OFFICE            DURING PAST FIVE YEARS        HELD BY THIS OFFICER
Katharine Kim Sullivan     Assistant Treasurer      Serves at the            Fund Administration Manager -      None
(31)                                                discretion of the Board  Fund Accounting, Administration
                                                                             and Custody Services since June
                                                                             2003; Assistant Vice President -
                                                                             Mutual Fund Operations of State
                                                                             Street Corporation from June
                                                                             2002 to June 2003 (formerly
                                                                             Deutsche Bank Asset Management);
                                                                             Pioneer Fund Accounting,
                                                                             Administration and Custody
                                                                             Services (Fund Accounting
                                                                             Manager from August 1999 to May
                                                                             2002, Fund Accounting Services
                                                                             Supervisor from 1997 to July
                                                                             1999); Assistant Treasurer of
                                                                             all Pioneer Funds since
                                                                             September 2003

Martin J. Wolin (37)       Chief Compliance         Serves at the            Chief Compliance Officer of        None
                           Officer                  discretion of the Board  Pioneer (Director of Compliance
                                                                             and Senior Counsel from November
                                                                             2000 to September 2004); Vice
                                                                             President and Associate General
                                                                             Counsel of UAM Fund Services,
                                                                             Inc. (mutual fund administration
                                                                             company) from February 1998 to
                                                                             November 2000; and Chief
                                                                             Compliance Officer of all of the
                                                                             Pioneer Funds.

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                           THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]


                                                   [PIONEER INVESTMENTS(R) LOGO]

                                                PIONEER VARIABLE CONTRACTS TRUST

                                    PIONEER FUND VCT PORTFOLIO -- CLASS I SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                              2

  Comparing Ongoing Portfolio Expenses                          3

  Portfolio Management Discussion                               4

  Schedule of Investments                                       6

  Financial Statements                                         10

  Notes to Financial Statements                                14

  Report of Independent Registered Public Accounting Firm      19

  Trustees, Officers and Service Providers                     20

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT WWW.PIONEERFUNDS.COM.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO UPDATE 12/31/04

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[PIE CHART]

U.S. Common Stocks                                     94.6%
International Common Stocks                             1.1%
Depositary Receipts for International Stocks            2.5%
Temporary Cash Investments                              1.8%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[PIE CHART]

Utilities                                               1.7%
Telecommunication Services                              3.1%
Materials                                               6.5%
Energy                                                  7.9%
Consumer Staples                                       10.1%
Health Care                                            12.3%
Industrials                                            13.2%
Consumer Discretionary                                 14.0%
Information Technology                                 15.5%
Financials                                             15.7%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Exxon Mobil Corp.             2.58%
2. ChevronTexaco Corp.           2.18
3. Target Corp.                  2.04
4. United Technologies Corp.     1.98
5. Microsoft Corp.               1.97

The Portfolio is actively managed, and current holdings may be different.

PERFORMANCE UPDATE 12/31/04

PRICES AND DISTRIBUTIONS

                              12/31/04     12/31/03
Net Asset Value per Share     $  20.57     $  18.70

DISTRIBUTIONS PER SHARE                  SHORT-TERM        LONG-TERM
(1/1/04 - 12/31/04)        DIVIDENDS     CAPITAL GAINS     CAPITAL GAINS
                           $  0.2186          $  -             $  -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER FUND VCT PORTFOLIO at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                  [LINE GRAPH]

                         S&P 500                    Pioneer
                          Index                Fund VCT Portfolio
"10/97"                  10,000                      10,000
                         10,643                      10,543
"12/98"                  13,686                      13,296
                         16,565                      15,411
"12/00"                  15,060                      15,600
                         13,275                      13,908
"12/02"                  10,342                      11,261
                         13,306                      13,936
"12/04"                  14,747                      15,504

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

NET ASSET VALUE
Life-of-Class        6.31%
(10/31/97)
5 Years              0.12
1 Year              11.26

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER FUND VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER FUND VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004

SHARE CLASS                                  I               II
----------------------------------      ----------       ----------
Beginning Account Value on 7/1/04       $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/04        $ 1,090.36       $ 1,088.30
Expenses Paid During Period*            $     3.72       $     5.02

* Expenses are equal to the Portfolio's annualized expense ratio of 0.71% and 0.96% for Class I and Class II C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER FUND VCT PORTFOLIO

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2004 through December 31, 2004

SHARE CLASS                                         I               II
------------------------------------------     ----------       ----------
Beginning Account Value on 7/1/04              $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/04               $ 1,021.57       $ 1,020.31
Expenses Paid During Period*                   $     3.60       $     4.85

* Expenses are equal to the Portfolio's annualized expense ratio of 0.71%, and 0.96% for Class I and Class II, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/04

In the following discussion, John Carey, portfolio manager of Pioneer Fund VCT Portfolio, reviews the past year and gives an overview of the Portfolio's performance over that period.

Q: HOW DID THE PORTFOLIO PERFORM VERSUS ITS BENCHMARK? TO WHAT DO YOU ATTRIBUTE THE PERFORMANCE?

A: Pioneer Fund VCT Portfolio achieved respectable returns in 2004. The Portfolio rose 11.25% at net asset value for the calendar year. Most of the gain came in the fourth quarter, which saw the Portfolio rise 9.26%. By comparison, the Standard & Poor's 500 Index increased by 11.04% for the year and 9.23% in the fourth quarter.

      THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their origianl cost.

      For Pioneer Fund VCT Portfolio, the better-than-average performance was derived both from our solid weightings in many of the old-economy stocks, especially in energy, industrials, and materials, and from our good stock selection in the four sectors that underperformed the S&P 500 average, consumer staples, financials, health care, and information technology. Among our best-performing stocks were Norfolk Southern and PACCAR in industrials and T. Rowe Price in financials, but we also benefited from having only modest relative exposure to Pfizer and Cisco Systems (which we sold during the year) and no holdings of Coca-Cola, all stocks that did poorly. We did suffer from having above-market weightings in two of the dismal semi-conductor names, Applied Materials and Texas Instruments, but on the whole we managed to avoid most of the "disaster" stocks. We were particularly pleased that consumer discretionary, the sector we had highlighted in our annual report for 2003 as the "major culprit" in our relative underperformance versus the S&P during that year, was a positive contributor to performance in 2004. Three of our largest gains were from stocks in that sector: McGraw-Hill, Target, and John Wiley & Sons.

Q:    WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE SECOND HALF?

A: The list of 32 additions to and 10 deletions from the portfolio in the second half of 2004 makes it look as though the period was a singularly busy one for Pioneer Fund VCT Portfolio. Actually it was just a normally busy time, but due to the merger of an acquired fund, the Safeco Core Equity Fund, into Pioneer Fund VCT Portfolio during December, we ended up with some new, transferred positions. Most of the Safeco fund, overlapped with positions already owned in the Portfolio, but we inherited the others as well. Rather than "throwing them all out with the wash," we thought that we would take our time to study them in the expectation that some might prove to be worthwhile longer-term holdings for Pioneer Fund VCT Portfolio. The merger itself marked an exciting increase to the asset base of Pioneer Fund VCT Portfolio, and also to our shareholder family. To our new, formerly Safeco shareholders, a hearty welcome!

      The total effect of the portfolio activity on sector weights was modest, with no sector weighting going up or down by as much as 2%. Materials, industrials, consumer discretionary, information technology, and telecommunications services all increased as a percentage of the Portfolio, and energy, consumer staples, health care, financials, and utilities all decreased. As examples, in materials we added: BHP Billiton, a major Australian-based mining and minerals company; Inco, the Canadian nickel producer; and Newmont Mining, a leading gold miner. Two new materials names came from the Safeco fund, Praxair, supplier of industrial gases, and Ball, a packaging company. Among industrials, Northrup Grumman and Ingersoll-Rand were both Safeco holdings, and in the case of consumer discretionary, five of the eight new stocks came from the Safeco fund. The two largest additions, however, were our own purchases, Nordstrom and Gap, both of them retailing companies showing signs of meaningful operational improvement over the past couple of years.

      Information technology rose somewhat with: our purchase of Veritas Software, which has received a merger proposal from another portfolio company, Symantec; the receipt of shares of Freescale Semiconductor from our holding Motorola; and the inclusion of EMC, an information storage specialist, from the Safeco fund. Telecommunications saw one purchase by us, Nextel Communications, and two additions attributable to the Safeco fund, CenturyTel and Verizon. Subsequent to our purchase of Nextel, the company entered into merger discussions with Sprint.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/04

      In regard to the sectors where the weightings decreased, the reasons in some cases had to do with weaker relative share-price performance and in other cases with sales from the portfolio. In energy, we realized a gain on a large position in Smith International and replaced it with a smaller holding of Schlumberger. With consumer staples, despite the addition of two small positions from the Safeco portfolio, Kellogg and Kimberly Clark, the sector declined as a percent of the Portfolio due to underperformance versus the market averages. In the case of health care, it was a combination of selling in excess of purchasing and woeful stock performance from some of the pharmaceuticals, especially Mylan Labs, which announced an acquisition that many investors thought ill conceived. During the six months, we realized significant percentage gains on our sales of Biomet and Wellpoint Health Networks, while adding two names in the health-care equipment and supplies industry, Stryker and Medtronic, and one name in biotechnology, Amgen. Medtronic and Amgen were both from the Safeco fund.

      Financials saw SouthTrust stock exchanged for shares of Wachovia in a merger and our shares of Charter One Financial acquired for cash by the Royal Bank of Scotland. We sold our position in St. Paul Travelers after discouragement over the company's need to set up additional reserves following the merger creating the company. Finally, in utilities, we sold a position in Vectren and received a smaller position in Exelon from the Safeco fund.

Q:    WHAT IS YOUR OUTLOOK FOR 2005?

A: The economic outlook appears favorable over the coming year. Interest rates are expected to continue rising, but not so fast that they should present impediments to further economic growth. Earnings growth will moderate somewhat, which is normal as a business cycle lengthens, but should still be adequate to fuel additional share-price advances. Federal tax law, with the maximum 15% tax rate on qualified dividends and long-term capital gains, is likewise favorable to the stock market. Of course there are concerns, including energy and other commodity prices and the high trade and Federal budget deficits. At some point, too, investors will begin looking ahead to the next downturn in the economy and thinking about ways to position themselves more defensively. A lot rides on the length of the current business cycle. That is, will this be a "normal" cycle of four years or thereabouts, or could it become another extended cycle like the one of the 1990s, which continued for more than six years? Making the forecasting even more difficult is the unusual circumstance that this is a wartime cycle, with some economic activity not conforming to more predictable business patterns.

      As always, though, we are mainly interested in companies that have the financial and management strengths to survive and do well regardless of the economic climate, and especially companies with the potential, as well as a plan and the management commitment, to do better than they have in the past. A good economy creates more opportunities for such companies to achieve improved results.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04

   SHARES                                                   VALUE
                  COMMON STOCKS - 98.9%
                  ENERGY - 7.8%
                  INTEGRATED OIL & GAS - 5.8%
      20,126      BP Amoco Plc (A.D.R.)                 $  1,175,358
      31,052      ConocoPhillips                           2,696,245
     241,264      ChevronTexaco Corp.                     12,668,773
     292,714      Exxon Mobil Corp.                       15,004,520
      44,680      Occidental Petroleum Corp.               2,607,525
                                                        ------------
                                                        $ 34,152,421
                                                        ------------
                  OIL & GAS DRILLING - 0.7%
      60,277      Schlumberger, Ltd.                    $  4,035,545
                                                        ------------
                  OIL & GAS EXPLORATION & PRODUCTION - 1.3%
      99,995      Apache Corp.                          $  5,056,747
      70,551      Pioneer Natural Resources Co.            2,476,340
                                                        ------------
                                                        $  7,533,087
                                                        ------------
                  TOTAL ENERGY                          $ 45,721,053
                                                        ------------
                  MATERIALS - 6.5%
                  ALUMINUM - 0.6%
     117,716      Alcoa, Inc.                           $  3,698,637
                                                        ------------
                  COMMODITY CHEMICALS - 1.3%
      27,138      Air Products & Chemicals, Inc.        $  1,573,190
      46,466      E.I. du Pont de Nemours and Co.          2,279,157
      88,000      Praxair, Inc.                            3,885,200
                                                        ------------
                                                        $  7,737,547
                                                        ------------
                  DIVERSIFIED CHEMICAL - 0.3%
      21,688      PPG Industries, Inc.                  $  1,478,254
                                                        ------------
                  DIVERSIFIED METALS & MINING - 2.7%
     112,522      BHP Billiton, Ltd. (A.D.R)            $  2,702,778
      81,386      Inco, Ltd.*                              2,993,377
      39,803      Phelps Dodge Corp.                       3,937,313
     200,118      Rio Tinto Plc                            5,886,829
                                                        ------------
                                                        $ 15,520,297
                                                        ------------
                  METAL & GLASS CONTAINERS - 0.8%
     104,000      Ball Corp.                            $  4,573,920
                                                        ------------
                  PAPER PRODUCTS - 0.3%
      53,073      Meadwestvaco Corp.                    $  1,798,644
                                                        ------------
                  PRECIOUS METALS & MINERALS - 0.3%
      40,047      Newmont Mining Corp.                  $  1,778,487
                                                        ------------
                  SPECIALTY CHEMICALS - 0.2%
      39,222      Ecolab, Inc.                          $  1,377,869
                                                        ------------
                  TOTAL MATERIALS                       $ 37,963,655
                                                        ------------
                  CAPITAL GOODS - 10.3%
                  AEROSPACE & DEFENSE - 1.4%
      48,104      General Dynamics Corp.                $  5,031,678
      54,000      Northrop Grumman Corp.                   2,935,440
                                                        ------------
                                                        $  7,967,118
                                                        ------------
                  ELECTRICAL COMPONENTS & EQUIPMENT - 2.1%
      65,964      Emerson Electric Co.                  $  4,624,076
     206,300      General Electric Co.                     7,529,950
                                                        ------------
                                                        $ 12,154,026
                                                        ------------
                  INDUSTRIAL CONGLOMERATES - 4.5%
      79,790      Illinois Tool Works, Inc.             $  7,394,937
     120,984      Johnson Controls, Inc.                   7,675,225
     111,551      United Technologies Corp.               11,528,796
                                                        ------------
                                                        $ 26,598,958
                                                        ------------
                  INDUSTRIAL MACHINERY - 2.3%
      40,569      Caterpillar, Inc.                     $  3,955,883
      86,222      Deere & Co.                              6,414,917
      40,000      Ingersoll-Rand Co.                       3,212,000
                                                        ------------
                                                        $ 13,582,800
                                                        ------------
                  TOTAL CAPITAL GOODS                   $ 60,302,902
                                                        ------------
                  COMMERCIAL SERVICES & SUPPLIES - 0.5%
                  OFFICE SERVICES & SUPPLIES - 0.5%
      58,698      Canon, Inc. (A.D.R.)                  $  3,184,953
                                                        ------------
                  TOTAL COMMERCIAL SERVICES &
                  SUPPLIES                              $  3,184,953
                                                        ------------
                  TRANSPORTATION - 2.3%
                  AIRLINES - 0.5%
     170,807      Southwest Airlines Co.                $  2,780,738
                                                        ------------
                  RAILROADS - 1.5%
      50,040      Burlington Northern, Inc.             $  2,367,392
     180,893      Norfolk Southern Corp.                   6,546,518
                                                        ------------
                                                        $  8,913,910
                                                        ------------
                  TRUCKING - 0.3%
      21,253      United Parcel Service (a)             $  1,816,281
                                                        ------------
                  TOTAL TRANSPORTATION                  $ 13,510,929
                                                        ------------
                  AUTOMOBILES & COMPONENTS - 2.1%
                  AUTOMOBILE MANUFACTURERS - 2.1%
     253,315      Ford Motor Corp.                      $  3,708,532
     108,616      PACCAR, Inc.                             8,741,416
                                                        ------------
                                                        $ 12,449,948
                                                        ------------
                  TOTAL AUTOMOBILES & COMPONENTS        $ 12,449,948
                                                        ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)

   SHARES                                                   VALUE
                  CONSUMER DURABLES & APPAREL - 0.6%
                  APPAREL, ACCESSORIES & LUXURY GOODS - 0.2%
      65,267      Gap, Inc.                             $  1,378,439
                                                        ------------
                  HOUSEWARES & SPECIALTIES - 0.4%
      84,000      Leggett & Platt, Inc.                 $  2,388,120
                                                        ------------
                  TOTAL CONSUMER DURABLES & APPAREL     $  3,766,559
                                                        ------------
                  MEDIA - 4.5%
                  ADVERTISING - 0.6%
      43,791      Omnicom Group                         $  3,692,457
                                                        ------------
                  MOVIES & ENTERTAINMENT - 0.2%
      51,957      The Walt Disney Co.                   $  1,444,405
                                                        ------------
                  PUBLISHING - 3.7%
      48,893      Elsevier NV                           $    665,764
      90,111      Gannett Co.                              7,362,069
     149,146      John Wiley & Sons, Inc.                  5,196,247
      78,179      McGraw-Hill Co., Inc.                    7,156,506
      28,800      Tribune Co.                              1,213,632
                                                        ------------
                                                        $ 21,594,218
                                                        ------------
                  TOTAL MEDIA                           $ 26,731,080
                                                        ------------
                  RETAILING - 6.5%
                  APPAREL RETAIL - 0.2%
      24,633      Liz Claiborne, Inc.                   $  1,039,759
                                                        ------------
                  COMPUTER & ELECTRONICS RETAIL - 0.6%
      60,000      Best Buy Co., Inc.                    $  3,565,200
      11,064      Game Stop Corp. (Class B)*                 247,944
                                                        ------------
                                                        $  3,813,144
                                                        ------------
                  DEPARTMENT STORES - 2.0%
      80,000      Kohl's Corp.*                         $  3,933,600
      88,332      May Department Stores Co.                2,596,961
     118,523      Nordstrom, Inc.                          5,538,580
                                                        ------------
                                                        $ 12,069,141
                                                        ------------
                  GENERAL MERCHANDISE STORES - 2.2%
      34,432      Family Dollar Stores, Inc.            $  1,075,311
     228,656      Target Corp.                            11,874,106
                                                        ------------
                                                        $ 12,949,417
                                                        ------------
                  HOME IMPROVEMENT RETAIL - 1.3%
     110,000      Home Depot, Inc.                      $  4,701,400
      48,716      Lowe's Co., Inc.                         2,805,554
                                                        ------------
                                                        $  7,506,954
                                                        ------------
                  SPECIALTY STORES - 0.2%
      30,603      Barnes & Noble, Inc.*                 $    987,559
                                                        ------------
                  TOTAL RETAILING                       $ 38,365,974
                                                        ------------
                  FOOD & DRUG RETAILING - 2.5%
                  DRUG RETAIL - 0.9%
     139,003      Walgreen Co.                          $  5,333,545
                                                        ------------
                  FOOD DISTRIBUTORS - 1.4%
      83,493      Cardinal Health, Inc.                 $  4,855,118
      84,201      Sysco Corp.                              3,213,952
                                                        ------------
                                                        $  8,069,070
                                                        ------------
                  FOOD RETAIL - 0.2%
      28,200      Kellogg Co.                           $  1,259,412
                                                        ------------
                  TOTAL FOOD & DRUG RETAILING           $ 14,662,027
                                                        ------------
                  FOOD, BEVERAGE & TOBACCO - 3.7%
                  PACKAGED FOODS & MEATS - 2.1%
      86,457      Campbell Soup Co.                     $  2,584,200
      44,844      General Mills, Inc.                      2,229,195
      73,219      H.J. Heinz Co., Inc.                     2,854,809
      54,767      Hershey Foods Corp.                      3,041,759
      76,005      Sara Lee Corp.                           1,834,761
                                                        ------------
                                                        $ 12,544,724
                                                        ------------
                  SOFT DRINKS - 1.6%
     178,941      PepsiCo, Inc.                         $  9,340,720
                                                        ------------
                  TOTAL FOOD, BEVERAGE & TOBACCO        $ 21,885,444
                                                        ------------
                  HOUSEHOLD & PERSONAL PRODUCTS - 3.8%
                  HOUSEHOLD PRODUCTS - 3.2%
      90,211      Colgate-Palmolive Co.                 $  4,615,195
      15,015      Clorox Co.                                 884,834
      80,030      Estee Lauder Co.                         3,662,973
     171,470      Procter & Gamble Co.                     9,444,568
                                                        ------------
                                                        $ 18,607,570
                                                        ------------
                  PERSONAL PRODUCTS - 0.6%
      58,000      Kimberly-Clark Corp.                  $  3,816,980
                                                        ------------
                  TOTAL HOUSEHOLD & PERSONAL
                  PRODUCTS                              $ 22,424,550
                                                        ------------
                  HEALTH CARE EQUIPMENT & SERVICES - 6.6%
                  HEALTH CARE DISTRIBUTORS - 3.4%
     204,554      Abbott Laboratories                   $  9,542,444
     163,188      Johnson & Johnson                       10,349,383
                                                        ------------
                                                        $ 19,891,827
                                                        ------------
                  HEALTH CARE EQUIPMENT - 2.8%
      73,222      Becton, Dickinson & Co.               $  4,159,010
      32,057      Guidant Corp.                            2,311,310
      85,000      Medtronic, Inc.                          4,221,950
     123,159      Stryker Corp.                            5,942,422
                                                        ------------
                                                        $ 16,634,692
                                                        ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

   SHARES                                                     VALUE
                  MANAGED HEALTH CARE - 0.4%
      23,937      United Healthcare Group, Inc.           $  2,107,174
                                                          ------------
                  TOTAL HEALTH CARE EQUIPMENT &
                  SERVICES                                $ 38,633,693
                                                          ------------
                  PHARMACEUTICALS & BIOTECHNOLOGY - 5.6%
                  BIOTECHNOLOGY - 0.8%
      68,200      Amgen, Inc.*                            $  4,375,030
                                                          ------------
                  PHARMACEUTICALS - 4.8%
      55,362      Barr Laboratorie, Inc.                  $  2,521,185
      95,302      Eli Lilly & Co.                            5,408,389
     236,082      Merck & Co., Inc.                          7,587,675
     104,212      Mylan Laboratories, Inc. (a)               1,842,468
      56,907      Novartis AG                                2,876,080
      78,800      Pfizer, Inc.                               2,118,932
      18,810      Roche Holdings AG (A.D.R)                  2,184,311
     180,617      Schering-Plough Corp.                      3,771,283
                                                          ------------
                                                          $ 28,310,323
                                                          ------------
                  TOTAL PHARMACEUTICALS &
                  BIOTECHNOLOGY                           $ 32,685,353
                                                          ------------
                  BANKS - 8.1%
                  DIVERSIFIED BANKS - 3.7%
     288,277      U.S. Bancorp                            $  9,028,836
      41,456      Wachovia Corp.                             2,180,586
     174,435      Wells Fargo & Co.                         10,841,135
                                                          ------------
                                                          $ 22,050,557
                                                          ------------
                  REGIONAL BANKS - 3.1%
      98,868      First Horizon National Corp.            $  4,262,199
      59,000      Fifth Third Bancorp                        2,789,520
     140,351      National City Corp.                        5,270,180
      57,444      SunTrust Banks, Inc.                       4,243,963
      23,185      Zions Bancorporation                       1,577,276
                                                          ------------
                                                          $ 18,143,138
                                                          ------------
                  THRIFTS & MORTGAGE FINANCE - 1.3%
     177,481      Washington Mutual, Inc.                 $  7,503,897
                                                          ------------
                  TOTAL BANKS                             $ 47,697,592
                                                          ------------
                  DIVERSIFIED FINANCIALS - 5.4%
                  ASSET MANAGEMENT & CUSTODY BANKS - 2.6%
     114,875      The Bank of New York Co., Inc.          $  3,839,123
      45,290      Federated Investors, Inc.                  1,376,816
      77,103      State Street Corp.                         3,787,299
     101,277      T. Rowe Price Associates, Inc.             6,299,429
                                                          ------------
                                                          $ 15,302,667
                                                          ------------
                  CONSUMER FINANCE - 2.2%
     138,272      American Express Co.                    $  7,794,393
     172,000      MBNA Corp.                                 4,848,680
                                                          ------------
                                                          $ 12,643,073
                                                          ------------
                  INVESTMENT BANKING & BROKERAGE - 0.6%
      60,698      Merrill Lynch & Co., Inc.               $  3,627,919
                                                          ------------
                  DIVERSIFIED FINANCIAL SERVICES - 0.0%
           1      Citigroup, Inc.                         $         48
                                                          ------------
                  TOTAL DIVERSIFIED FINANCIALS            $ 31,573,707
                                                          ------------
                  INSURANCE - 1.9%
                  MULTI-LINE INSURANCE - 0.9%
      78,394      American International Group, Inc.      $  5,148,134
                                                          ------------
                  PROPERTY & CASUALTY INSURANCE - 1.0%
      56,844      Chubb Corp.                             $  4,371,304
      33,919      Safeco Corp.                               1,771,929
                                                          ------------
                                                          $  6,143,233
                                                          ------------
                  TOTAL INSURANCE                         $ 11,291,367
                                                          ------------
                  SOFTWARE & SERVICES - 5.5%
                  APPLICATION SOFTWARE - 3.1%
      44,591      Adobe Systems, Inc.                     $  2,797,639
     429,081      Microsoft Corp.                           11,460,754
      62,259      Symantec Corp.*                            1,603,792
      82,800      Veritas Software Corp.*                    2,363,940
                                                          ------------
                                                          $ 18,226,125
                                                          ------------
                  DATA PROCESSING & OUTSOURCED SERVICES - 2.4%
     107,497      Automatic Data Processing, Inc.         $  4,767,492
      38,501      Computer Sciences Corp.*                   2,170,301
      26,882      DST Systems, Inc.*                         1,401,090
      29,998      Fiserv, Inc.*                              1,205,620
     158,920      SunGard Data Systems, Inc.*                4,502,204
                                                          ------------
                                                          $ 14,046,707
                                                          ------------
                  TOTAL SOFTWARE & SERVICES               $ 32,272,832
                                                          ------------
                  TECHNOLOGY HARDWARE & EQUIPMENT - 6.2%
                  COMMUNICATIONS EQUIPMENT - 2.1%
      95,000      Century Telephone Enterprises, Inc.     $  3,369,650
     221,762      Motorola, Inc.                             3,814,306
     326,377      Nokia Corp. (A.D.R)                        5,114,328
                                                          ------------
                                                          $ 12,298,284
                                                          ------------
                  COMPUTER HARDWARE - 3.7%
      27,643      Diebold, Inc.                           $  1,540,544
     203,265      Dell, Inc.*                                8,565,587
      76,270      Hewlett-Packard Co.                        1,599,382
      81,063      IBM Corp.                                  7,991,191
     403,137      Sun Microsystems, Inc.*                    2,168,877
                                                          ------------
                                                          $ 21,865,581
                                                          ------------
                  COMPUTER STORAGE & PERIPHERALS - 0.4%
     160,000      EMC Corp.*                              $  2,379,200
                                                          ------------
                  TOTAL TECHNOLOGY HARDWARE &
                  EQUIPMENT                               $ 36,543,065
                                                          ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)

   SHARES                                              VALUE
              SEMICONDUCTORS - 3.6%
              SEMICONDUCTOR EQUIPMENT - 0.9%
 308,306      Applied Materials, Inc.*              $  5,272,033
                                                    ------------
              SEMICONDUCTORS - 2.7%
  24,815      Freescale Semiconductors, Inc.*       $    455,602
 349,426      Intel Corp.                              8,173,074
 294,793      Texas Instruments, Inc.                  7,257,804
                                                    ------------
                                                    $ 15,886,480
                                                    ------------
              TOTAL SEMICONDUCTORS                  $ 21,158,513
                                                    ------------
              TELECOMMUNICATION SERVICES - 3.1%
              INTEGRATED TELECOMMUNICATION SERVICES - 3.0%
  23,765      Alltel Corp.                          $  1,396,431
 146,005      BellSouth Corp.                          4,057,479
 218,671      SBC Communications, Inc.                 5,635,151
 164,000      Verizon Communications, Inc.             6,643,640
                                                    ------------
                                                    $ 17,732,701
                                                    ------------
              WIRELESS TELECOMMUNICATION SERVICES - 0.1%
  17,897      Nextel Communications, Inc.*          $    536,910
                                                    ------------
              TOTAL TELECOMMUNICATION SERVICES      $ 18,269,611
                                                    ------------
              UTILITIES - 1.7%
              ELECTRIC UTILITIES - 1.4%
  32,838      American Electric Power Co., Inc.     $  1,127,655
  36,216      Consolidated Edison, Inc.                1,584,450
  90,000      Exelon Corp.                             3,966,300
  57,799      Southern Co.                             1,937,422
                                                    ------------
                                                    $  8,615,827
                                                    ------------
              GAS UTILITIES - 0.2%
  27,431      KeySpan Energy Corp.                  $  1,082,153
                                                    ------------
              WATER UTILITIES - 0.1%
  18,826      Aqua America, Inc.                    $    462,931
                                                    ------------
              TOTAL UTILITIES                       $ 10,160,911
                                                    ------------
              TOTAL COMMON STOCKS
              (Cost $459,723,725)                   $581,255,718
                                                    ------------

 PRINCIPAL
   AMOUNT                                                  VALUE
                TEMPORARY CASH INVESTMENTS - 1.8%
                REPURCHASE AGREEMENT - 1.2%
 $  7,300,000   UBS Warburg, Inc., 1.00%,
                dated 12/31/04, repurchase price of
                $7,300,000 plus accrued interest on
                1/3/05 collateralized by $6,902,000
                U.S. Treasury Bill, 5.625%, 5/15/08     $  7,300,000
                                                        ------------
     SHARES
                SECURITY LENDING COLLATERAL - 0.6%
    3,264,285   Securities Lending
                Investment Fund, 2.18%                  $  3,264,286
                                                        ------------
                TOTAL TEMPORARY CASH
                INVESTMENTS
                (Cost $10,564,285)                      $ 10,564,286
                                                        ------------
                TOTAL INVESTMENTS IN
                SECURITIES - 100.7%
                (Cost $470,288,010)                     $591,820,004
                                                        ------------
                OTHER ASSETS
                AND LIABILITIES - (0.7)%                $ (4,056,175)
                                                        ------------
                TOTAL NET ASSETS - 100.0%               $587,763,829
                                                        ============

(A.D.R.)    American Depositary Receipt

*           Non-income producing security

(a)         At December 31, 2004, the following securities were out on loan:

  SHARES             SECURITY             MARKET VALUE
  99,001     Mylan Laboratories, Inc.     $ 1,750,338
  16,979     United Parcel Service          1,451,025
                                          -----------
             TOTAL                        $ 3,201,363
                                          ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                           YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS I                                                     12/31/04       12/31/03      12/31/02      12/31/01      12/31/00
Net asset value, beginning of period                       $     18.70   $     15.28   $     19.08   $     22.67   $     22.70
                                                           -----------   -----------   -----------   -----------   -----------
Increase (decrease) from investment operations:
 Net investment income (loss)                              $      0.24   $      0.20   $      0.19   $      0.17   $      0.18
 Net realized and unrealized gain (loss) on investments           1.85          3.41         (3.81)        (2.57)         0.10
                                                           -----------   -----------   -----------   -----------   -----------
  Net increase (decrease) from investment operations       $      2.09   $      3.61   $     (3.62)  $     (2.40)  $      0.28
Distributions to shareowners:
 Net investment income                                           (0.22)        (0.19)        (0.18)        (0.17)        (0.18)
 Net realized gain                                                  --            --            --         (1.02)        (0.13)
                                                           -----------   -----------   -----------   -----------   -----------
  Net increase (decrease) in net asset value               $      1.87   $      3.42   $     (3.80)  $     (3.59)  $     (0.03)
                                                           -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                             $     20.57   $     18.70   $     15.28   $     19.08   $     22.67
                                                           ===========   ===========   ===========   ===========   ===========
Total return*                                                    11.26%        23.76%        19.03%       (10.85)%        1.22%
Ratio of net expenses to average net assets+                      0.71%         0.76%         0.80%         0.74%         0.69%
Ratio of net investment income (loss) to average
 net assets+                                                      1.26%         1.16%         1.09%         0.83%         0.78%
Portfolio turnover rate                                             17%           11%           11%          7.0%           37%
Net assets, end of period (in thousands)                   $   454,136   $   154,839   $   141,892   $   199,160   $   222,107
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                     0.71%         0.76%         0.80%         0.74%         0.69%
 Net investment income (loss)                                     1.26%         1.16%         1.09%         0.83%         0.78%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.71%         0.76%         0.80%         0.74%         0.69%
 Net investment income (loss)                                     1.26%         1.16%         1.09%         0.83%         0.78%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/04

ASSETS:
 Investment in securities, at value (including securities loaned of $3,201,363)
   (Cost $470,288,010)                                                                    $ 591,820,004
 Receivables --
   Fund shares sold                                                                             408,198
   Dividends, interest and foreign taxes withheld                                             1,035,978
 Other                                                                                           40,546
                                                                                          -------------
     Total assets                                                                         $ 593,304,726
                                                                                          -------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                        $   1,000,388
   Upon return for securities loaned                                                          3,264,284
 Due to bank                                                                                    848,222
 Due to affiliates                                                                              307,212
 Accrued expenses                                                                               120,791
                                                                                          -------------
     Total liabilities                                                                    $   5,540,897
                                                                                          -------------
NET ASSETS:
 Paid-in capital                                                                          $ 535,852,814
 Undistributed net investment income (loss)                                                     433,753
 Accumulated undistributed net realized gain (loss)                                         (70,054,732)
 Net unrealized gain (loss) on:
   Investments                                                                              121,531,994
                                                                                          -------------
     Total net assets                                                                     $ 587,763,829
                                                                                          -------------
NET ASSET VALUE PER SHARE:
 CLASS I:
 No par value (unlimited number of shares authorized)
   Net assets                                                                             $ 454,136,359
 Shares outstanding                                                                          22,081,959
                                                                                          -------------
   Net asset value per share                                                              $       20.57
 CLASS II:
   No par value (unlimited number of shares authorized)
 Net assets                                                                               $ 133,627,470
   Shares outstanding                                                                         6,513,968
                                                                                          -------------
   Net asset value per share                                                              $       20.51

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS

                                                             YEAR ENDED
                                                              12/31/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $27,542)       $ 5,255,783
 Interest                                                       158,731
 Income on securities loaned, net                                 9,868
                                                            -----------
  Total investment income                                   $ 5,424,382
                                                            -----------
EXPENSES:
 Management fees                                            $ 1,790,664
 Transfer agent fees and expenses                                 2,736
 Distribution fees (Class II)                                   273,949
 Administrative reimbursements                                   24,868
 Custodian fees                                                  47,602
 Professional fees                                               59,072
 Printing expense                                                30,024
                                                            -----------
  Total expenses                                            $ 2,228,915
  Less fees paid indirectly                                      (4,581)
                                                            -----------
  Net expenses                                              $ 2,224,334
                                                            -----------
    Net investment income (loss)                            $ 3,200,048
                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                                $ 1,095,419
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies             (11,040)
                                                            -----------
                                                            $ 1,084,379
                                                            -----------
 Change in net unrealized gain or (loss) from:
  Investments                                               $30,978,376
                                                            -----------
                                                            $30,978,376
                                                            -----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                         $32,062,755
                                                            ===========
 Net increase (decrease) in net assets resulting
  from operations                                           $35,262,803
                                                            ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                  YEAR ENDED         YEAR ENDED
                                                   12/31/04           12/31/03
FROM OPERATIONS:
Net investment income (loss)                    $   3,200,048      $   2,086,873
Net realized gain (loss) on investments             1,084,379         (8,525,302)
Change in net unrealized gain or (loss) on
 investments, futures contracts and
 foreign currency transactions                     30,978,376         49,662,141
                                                -------------      -------------
  Net increase (decrease) in net assets
    resulting from operations                   $  35,262,803      $  43,223,712
                                                -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                        $  (1,685,576)     $  (1,580,150)
 Class II                                          (1,069,680)          (520,900)
                                                -------------      -------------
  Total distributions to shareowners            $  (2,755,256)     $  (2,101,050)
                                                -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $  60,072,885      $  58,651,489
Class I shares issued in reorganization           298,220,832                 --
Reinvestment of distributions                       2,755,256          2,101,050
Cost of shares repurchased                        (48,119,744)       (37,658,369)
                                                -------------      -------------
 Net increase (decrease) in net assets
  resulting from fund share transactions        $ 312,929,229      $  23,940,170
                                                -------------      -------------
 Net increase (decrease) in net assets          $ 345,436,776      $  64,216,832
                                                -------------      -------------
NET ASSETS:
Beginning of period                             $ 242,327,053      $ 178,110,221
                                                -------------      -------------
End of period                                   $ 587,763,829      $ 242,327,053
                                                =============      =============
Undistributed net investment income (loss),
 end of year                                    $     433,753      $          --
                                                =============      =============

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04

1. Organization and Significant Accounting Policies The Pioneer Fund VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two seperarate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap Value I Portfolio)
       (Class II shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Fund Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.    SECURITY VALUATION

      Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE.

      At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)

      the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

      Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.    FUTURES CONTRACTS

      The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2004, Fund Portfolio had no open contracts.

C.    FOREIGN CURRENCY TRANSLATION

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.    FORWARD FOREIGN CURRENCY CONTRACTS

      The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.    TAXES

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, Fund VCT Portfolio had a capital loss carryforward of $69,351,655, of which the following amounts will expire between 2009 and 2011 if not utilized: $20,833,698 in 2009, $35,500,430 in
      2010 and $13,017,527 in 2011.

      The Portfolio has elected to defer $23,515 in capital losses recognized between November 1, 2004 and December 31, 2004 to its fiscal year ended December 31, 2005.

      At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

                                 UNDISTRIBUTED NET     ACCUMULATED NET
                                 INVESTMENT INCOME      REALIZED GAIN      PAID-IN
PORTFOLIO                              (LOSS)               (LOSS)         CAPITAL
-----------------------------   -------------------   -----------------   --------
Pioneer Fund VCT Portfolio           $ (11,039)            $11,039          $ (0)
                                     =========             =======          ====

      The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                                                2004              2003
                                                           -------------        ----------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                            $   2,755,256        $2,101,050
Long-Term capital gain                                                --                --
                                                           -------------        ----------
                                                           $   2,755,256        $2,101,050
Return of Capital                                                     --                --
                                                           -------------        ----------
 Total distributions                                       $   2,755,256        $2,101,050
                                                           =============        ==========
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                              $     433,753
Undistributed long-term gain/(capital loss carryforward)     (69,351,655)
Unrealized appreciation (depreciation)                       120,852,432
Post-October loss deferred                                       (23,515)
                                                           -------------
 Total                                                     $  51,911,015
                                                           =============

      The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

F.    PORTFOLIO SHARES

      The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

      Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.    SECURITIES LENDING

      The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)

H.    REPURCHASE AGREEMENTS

      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.    MANAGEMENT AGREEMENT

PIM a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $278,054 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.    TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $269 in transfer agent fees payable to PIMSS at December 31, 2004.

4.    AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                NET
                                         GROSS            GROSS             APPRECIATION/
                      TAX COST        APPRECIATION     DEPRECIATION        (DEPRECIATION)
                    ------------      ------------     ------------        --------------
Fund Portfolio      $470,964,572      $139,688,987     $(18,836,555)        $120,852,432
                    ------------      ------------     ------------         ------------

5.    PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $102,950,656 and $46,364,816, respectively.

6.    CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

FUND PORTFOLIO                             '04 SHARES       '04 AMOUNT      '03 SHARES        '03 AMOUNT
----------------------------------------   ----------      ------------     ----------       -------------
CLASS I:
Shares sold                                  451,723      $  8,690,214        519,126        $  8,479,870
Class I Shares issued in reorgainzation   14,822,109       298,220,832              -                   -
Reinvestment of distributions                 87,609         1,685,576         94,945           1,580,150
Shares repurchased                        (1,561,121)      (29,970,569)    (1,616,113)        (25,664,887)
                                          ----------      ------------     ----------        ------------
 Net increase                             13,800,320      $278,626,053     (1,156,042)       $(15,504,867)
                                          ==========      ============     ==========        ============
CLASS II:
Shares sold                                2,721,468      $ 51,382,671      3,031,681        $ 50,171,619
Reinvestment of distribution                  55,486         1,069,680         30,685             520,900
Shares repurchased                          (952,397)      (18,149,175)      (747,392)        (12,093,482)
                                          ----------      ------------     ----------        ------------
 Net increase                              1,824,557      $ 34,303,176      2,314,974        $ 38,599,037
                                          ==========      ============     ==========        ============

7.    MERGER INFORMATION

On December 8, 2004, beneficial owners of Safeco RST Core Equity Portfolio ("Core Equity"), Safeco RST Money Market Portfolio ("Money Market") and Safeco RST Multi-Cap Core Portfolio ("Multi-Cap"), three of the six portfolios that comprised Safeco Resource Series Trust, approved a proposed Agreement and Plan of Reorganization that provided for the mergers listed below. These tax-free reorganizations were accomplished on December 10, 2004 ("Closing Date"), by exchanging all of the Safeco's net

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

assets for Class I shares as indicated below, based on Class I shares' ending net asset value on the Closing Date.

The following charts show the details of the reorganizations as of that closing date Closing Date:

                                   PIONEER              SAFECO RST               PIONEER
                                    FUND                CORE EQUITY               FUND
PIONEER FUND                    VCT PORTFOLIO            PORTFOLIO            VCT PORTFOLIO
VCT PORTFOLIO               (PRE-REORGANIZATION)   (PRE-REORGANIZATION)   (POST-REORGANIZATION)
-------------               --------------------   --------------------   ---------------------
Net Assets                      $281,591,969           $298,220,832           $879,147,352
Shares Outstanding                13,990,134             12,804,673             28,812,243
                                ------------           ------------           ------------
Class I Shares Issued                                                           14,822,109
                                                                              ============

                                          UNREALIZED          REALIZED
                                       APPRECIATION ON       GAIN/(LOSS)
                                         CLOSING DATE      ON CLOSING DATE
                                      -----------------   ----------------
Safeco RST Core Equity Portfolio         $68,714,366         $20,662,968

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS I SHAREOWNERS OF PIONEER FUND VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                              /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER FUND VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Wilmer Cutler Pickering Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS

The Trust's Board of Trustees provides officers of the Trust are responsible for the Trust's are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 73 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Trust"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon resquest, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon Agent request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneer funds.com.

INTERESTED TRUSTEES

                          POSITIONS HELD                                      PRINCIPAL OCCUPATION           OTHER DIRECTORSHIPS
   NAME AND AGE           WITH THE TRUST          TERM OF OFFICE             DURING PAST FIVE YEARS          HELD BY THIS TRUSTEE
John F. Cogan, Jr. (78)*   Chairman of the     Serves until successor    Trustee and President Serves until    Director of
                           Board, Trustee      trustee is elected or     retirement or removal; Deputy         Harbor Global
                           and President       earlier retirement or     Chairman and a Director of Pioneer    Company, Ltd.
                                               removal                   Global Asset Management S.p.A.
                                                                         ("PGAM"); Non-Executive Chairman
                                                                         and a Director of Pioneer
                                                                         Investment Management USA Inc.
                                                                         ("PIM-USA"); Chairman and a
                                                                         Director of Pioneer; Director of
                                                                         Pioneer Alternative Investment
                                                                         Management Limited (Dublin);
                                                                         President and a Director of Pioneer
                                                                         Alternative Investment Management
                                                                         (Bermuda) Limited and affiliated
                                                                         funds; President and Director of
                                                                         Pioneer Funds Distributor, Inc.
                                                                         ("PFD"); President of all of the
                                                                         Pioneer Funds; and Of Counsel
                                                                         (since 2000, partner prior to
                                                                         2000), Wilmer Cutler Pickering Hale
                                                                         and Dorr LLP (counsel to PIM-USA
                                                                         and the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

Osbert M. Hood (52)**      Trustee and         Serves until successor    President and Chief Executive         None
                           Executive Vice      trustee is elected or     Officer, PIM-USA since May 2003
                           President           earlier retirement or     (Director since January 2001);
                                               removal                   President and Director of Pioneer
                                                                         since May 2003; Chairman and
                                                                         Director of Pioneer Investment
                                                                         Management Shareholder Services,
                                                                         Inc. ("PIMSS") since May 2003;
                                                                         Executive Vice President of all of
                                                                         the Pioneer Funds since June 2003;
                                                                         Executive Vice President and Chief
                                                                         Operating Officer of PIM-USA,
                                                                         November 2000 to May 2003;
                                                                         Executive Vice President, Chief
                                                                         Financial Officer and Treasurer,
                                                                         John Hancock Advisers, L.L.C.,
                                                                         Boston, MA, November 1999 to
                                                                         November 2000; Senior Vice
                                                                         President and Chief Financial
                                                                         Officer, John Hancock Advisers,
                                                                         L.L.C., April 1997 to November
                                                                         1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

PIONEER FUND VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INDEPENDENT TRUSTEES

                          POSITIONS HELD                                      PRINCIPAL OCCUPATION          OTHER DIRECTORSHIPS
   NAME AND AGE           WITH THE TRUST          TERM OF OFFICE             DURING PAST FIVE YEARS         HELD BY THIS TRUSTEE
David R. Bock **(61)    Trustee since 2005.   Serves until a successor   Senior Vice President and       Director of The Enterprise
3050 K. Street NW,                            trustee is elected or      Chief Financial Officer,        Social Investment Company
Washington, DC 20007                          earlier retirement or      I-trax, Inc. (publicly traded   (privately-held affordable
                                              removal.                   health care services company)   housing finance company);
                                                                         (2001 - present); Managing      Director of New York
                                                                         Partner, Federal City Capital   Mortgage Trust (publicly
                                                                         Advisors (boutique merchant     traded mortgage REIT)
                                                                         bank) (1995 - 2000; 2002 to
                                                                         2004); Executive Vice
                                                                         President and Chief Financial
                                                                         Officer, Pedestal Inc.
                                                                         (internet-based mortgage
                                                                         trading company) (2000 - 2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.

Mary K. Bush (56)       Trustee since 2000.   Serves until successor     President, Bush                 Director of Brady
3509 Woodbine Street,                         trustee is elected or      International (international    Corporation (industrial
Chevy Chase, MD 20815                         earlier retirement or      financial advisory firm)        identification and
                                              removal                                                    specialty coated material
                                                                                                         products manufacturer),
                                                                                                         Millennium Chemicals, Inc.
                                                                                                         (commodity chemicals),
                                                                                                         Mortgage Guaranty Insurance
                                                                                                         Corporation, and R.J. Reyn
                                                                                                         Tobacco Holdings, Inc.
                                                                                                         (tobacco)

Margaret B.W.           Trustee since 2000.   Serves until successor     Founding Director, The          None
Graham (57)                                   trustee is elected or      Winthrop Group, Inc.
1001 Sherbrooke                               earlier retirement         (consulting firm);
Street West,                                  or removal                 Professor of Management,
Montreal, Quebec,                                                        Faculty of Management,
Canada H3A 1G5                                                           McGill University

Marguerite A.           Trustee since 1995.   Serves until successor     President and Chief Executive   Director of New America
Piret (56)                                    trustee is elected or      Officer, Newbury, Piret &       High Income Fund, Inc.
One Boston Place,                             earlier retirement or      Company, Inc. (investment       (closed-end investment
28th Floor, Boston,                           removal                    banking firm)                   company)
MA 02108

Stephen K. West (76)    Trustee since 1995.   Serves until successor     Senior Counsel, Sullivan &      Director, The Swiss
125 Broad Street,                             trustee is elected or      Cromwell (law firm)             Helvetia Fund, Inc.
New York, NY 10004                            earlier retirement or                                      (closed-end investment
                                              removal                                                    company) and AMVESCAP PLC
                                                                                                         (investment managers)

John Winthrop (68)      Trustee since         Serves until successor     President, John Winthrop &      None
One North Adgers        September, 2000.      trustee is elected or      Co., Inc. (private investment
Wharf, Charleston,                            earlier retirement or      firm)
SC 29401                                      removal

PIONEER FUND VCT PORTFOLIO

TRUSTEE, OFFICERS AND SERVICE PROVIDERS                              (continued)

TRUST OFFICERS

                          POSITIONS HELD                                      PRINCIPAL OCCUPATION           OTHER DIRECTORSHIPS
   NAME AND AGE           WITH THE TRUST          TERM OF OFFICE             DURING PAST FIVE YEARS          HELD BY THIS TRUSTEE
Dorothy E.              Secretary             Serves at the discretion   Secretary of PIM-USA; Senior     None
Bourassa (57)                                 of the Board               Vice President - Legal of
                                                                         Pioneer; and Secretary/Clerk
                                                                         of most of PIM-subsidiaries
                                                                         since October 2000; Secretary
                                                                         of all of the Pioneer Funds
                                                                         since September 2003
                                                                         (Assistant Secretary from
                                                                         November 2000 to September
                                                                         2003); and Senior Counsel,
                                                                         Assistant Vice President and
                                                                         Director of Compliance of
                                                                         PIM-USA from April 1998
                                                                         through October 2000

Christopher J.          Assistant Secretary   Serves at the discretion   Assistant Vice President and     None
Kelley (40)                                   of the Board               Senior Counsel of Pioneer
                                                                         since July 2002; Vice
                                                                         President and Senior Counsel
                                                                         of BISYS Fund Services, Inc.
                                                                         (April 2001 to June 2002);
                                                                         Senior Vice President and
                                                                         Deputy General Counsel of
                                                                         Funds Distributor, Inc. (July
                                                                         2000 to April 2001; Vice
                                                                         President and Associate
                                                                         General Counsel from July 1996
                                                                         to July 2000); Assistant
                                                                         Secretary of all Pioneer Funds
                                                                         since September 2003

David C. Phelan (47)    Assistant Secretary   Serves at the discretion   Partner, Wilmer Cutler           None
                                              of the Board               Pickering Hale and Dorr LLP;
                                                                         Assistant Secretary of all
                                                                         Pioneer Funds since September
                                                                         2003

Vincent Nave (59)       Treasurer             Serves at the discretion   Vice President - Fund            None
                                              of the Board               Accounting, Administration and
                                                                         Custody Services of Pioneer;
                                                                         and Treasurer of all of the
                                                                         Pioneer Funds (Assistant
                                                                         Treasurer from June 1999 to
                                                                         November 2000)

Mark E. Bradley (45)    Assistant Treasurer   Serves at the discretion   Deputy Treasurer of Pioneer      None
                                              of the Board               since 2004; Treasurer and
                                                                         Senior Vice President, CDC
                                                                         IXIS Asset Management Services
                                                                         from 2002 to 2003; Assistant
                                                                         Treasurer and Vice President,
                                                                         MFS Investment Management from
                                                                         1997 to 2002; and Assistant
                                                                         Treasurer of all of the
                                                                         Pioneer Funds since November
                                                                         2004

Luis I. Presutti (39)   Assistant Treasurer   Serves at the discretion   Assistant Vice President -       None
                                              of the Board               Fund Accounting,
                                                                         Administration and Custody
                                                                         Services of Pioneer; and
                                                                         Assistant Treasurer of all of
                                                                         the Pioneer Funds since
                                                                         November 2000

Gary Sullivan (46)      Assistant Treasurer   Serves at the discretion   Fund Accounting Manager - Fund   None
                                              of the Board               Accounting, Administration and
                                                                         Custody Services of Pioneer;
                                                                         and Assistant Treasurer of all
                                                                         of the Pioneer Funds since May
                                                                         2002

PIONEER FUND VCT PORTFOLIO

TRUSTEE, OFFICERS AND SERVICE PROVIDERS                              (continued)

TRUST OFFICERS

                          POSITIONS HELD                                      PRINCIPAL OCCUPATION           OTHER DIRECTORSHIPS
   NAME AND AGE           WITH THE TRUST          TERM OF OFFICE             DURING PAST FIVE YEARS          HELD BY THIS TRUSTEE
Katharine Kim           Assistant Treasurer   Serves at the discretion   Fund Administration Manager -    None
Sullivan (31)                                 of the Board               Fund Accounting,
                                                                         Administration and Custody
                                                                         Services since June 2003;
                                                                         Assistant Vice President -
                                                                         Mutual Fund Operations of
                                                                         State Street Corporation from
                                                                         June 2002 to June 2003
                                                                         (formerly Deutsche Bank Asset
                                                                         Management); Pioneer Fund
                                                                         Accounting, Administration and
                                                                         Custody Services (Fund
                                                                         Accounting Manager from August
                                                                         1999 to May 2002, Fund
                                                                         Accounting Services Supervisor
                                                                         from 1997 to July 1999);
                                                                         Assistant Treasurer of all
                                                                         Pioneer Funds since September
                                                                         2003

Martin J. Wolin (37)    Chief Compliance      Serves at the discretion   Chief Compliance Officer of      None
                        Officer               of the Board               Pioneer (Director of
                                                                         Compliance and Senior Counsel
                                                                         from November 2000 to
                                                                         September 2004); Vice
                                                                         President and Associate
                                                                         General Counsel of UAM Fund
                                                                         Services, Inc. (mutual fund
                                                                         administration company) from
                                                                         February 1998 to November
                                                                         2000; and Chief Compliance
                                                                         Officer of all of the Pioneer
                                                                         Funds.

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito
Italiano"), one of the larg est banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]

                                                              [LOGO] PIONEER
                                                                  INVESTMENT (R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                     PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO - CLASS I SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio

   Portfolio and Performance Update                           2

   Comparing Ongoing Portfolio Expenses                       3

   Portfolio Management Discussion                            4

   Schedule of Investments                                    5

   Financial Statements                                       8

   Notes to Financial Statements                             12

   Report of Independent Registered Public Accounting Firm   16

   Trustees, Officers and Service Providers                  17

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT www.pioneerfunds.com.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT http://www.sec.gov. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                             82.1%
Temporary Cash Investment                      10.7%
Exchange Traded Funds                           5.4%
Depositary Receipts for International Stocks    1.6%
Warrants                                        0.2%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials               27.3%
Information Technology   16.7%
Consumer Discretionary   16.4%
Industrials              12.9%
Health Care              12.4%
Consumer Staples          6.2%
Energy                    5.0%
Materials                 3.1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Micros Systems, Inc.        3.39%
2. W Holding Co., Inc.         3.08
3. PolyMedical Corp.           2.92
4. Doral Financial Corp.       2.88
5. American Healthways, Inc.   2.84

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

PRICES AND DISTRIBUTIONS

                            12/31/04   12/31/03
Net Asset Value per Share   $ 23.78    $ 19.44

DISTRIBUTIONS PER SHARE               SHORT-TERM      LONG-TERM
(1/1/04 - 12/31/04)       DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                          $ --        $ --            $ --

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO at net asset value, compared to that of the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

        Pioneer Growth Opportunities         Russell 2000
                       VCT Portfolio          Value Index
 1/93                         10,000               10,000
                              13,473               11,499
12/94                         15,079               11,289
                              21,261               14,501
12/96                         28,077               16,893
                              40,587               20,670
12/98                         41,329               20,144
                              43,658               24,426
12/00                         40,966               23,688
                              48,808               24,277
12/02                         30,422               19,304
                              43,486               28,426
12/04                         52,829               33,637

The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
10 Year           13.36%
5 Year             3.89%
1 Year            21.48%

All total returns shown assume reinvestment of distributions at net asset value. Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER GROWTH OPPORTUNITIES VCT
PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004

            SHARE CLASS                             I
            ---------------------------------   ----------
            Beginning Account Value on 7/1/04   $ 1,000.00
            Ending Account Value on 12/31/04    $ 1,114.50
            Expenses Paid During Period*        $     4.39

* Expenses are equal to the Portfolio's annualized expense ratio of 0.83% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER GROWTH OPPORTUNITIES VCT
PORTFOLIO

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2004 through December 31, 2004

            SHARE CLASS                             I
            ---------------------------------   ----------
            Beginning Account Value on 7/1/04   $ 1,000.00
            Ending Account Value on 12/31/04    $ 1,021.06
            Expenses Paid During Period*        $     4.20

* Expenses are equal to the Portfolio's annualized expense ratio of 0.83% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

A WORD ABOUT RISK:

BY CONCENTRATING ON ONE INDUSTRY OR ON A GROUP OF RELATED INDUSTRIES, THE PORTFOLIO IS MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THOSE INDUSTRIES THAN IS A PORTFOLIO THAT INVESTS MORE BROADLY. INVESTING IN FOREIGN AND/OR EMERGING MARKETS SECURITIES INVOLVES RISKS RELATING TO INTEREST RATES, CURRENCY EXCHANGE RATES, ECONOMIC, AND POLITICAL CONDITIONS. INVESTING IN SMALL COMPANIES MAY OFFER THE POTENTIAL FOR HIGHER RETURNS, BUT THESE COMPANIES ARE ALSO SUBJECT TO GREATER SHORT-TERM PRICE FLUCTUATIONS THAN LARGER, MORE ESTABLISHED COMPANIES.

CALL 800-688-9915 OR VISIT www.pioneerfunds.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN.

PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS PERFORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHERWISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

In the following interview, Michael Rega and Diego Franzin, members of Pioneer Growth Opportunities VCT Portfolio management team, discuss the factors that influenced performance for the twelve months ended December 31, 2004. The current portfolio team assumed the Fund's management duties on December 10, 2004.

Q:   WHAT FACTORS  AFFECTED THE  PERFORMANCE  OF U.S.  EQUITIES  DURING THE PAST
     YEAR?

A: The stock market performed very well in 2004 despite a potentially challenging environment. Investors had to contend with a host of obstacles throughout the year, including a sharp increase in oil prices, rising short-term interest rates, the uncertainty associated with the U.S. presidential election and the ongoing insurgency in Iraq. Nevertheless, the market remained well supported by its strong underlying fundamentals. The economy continued to grow at a steady pace, but not so fast that the Federal Reserve felt compelled to accelerate its measured pace of rate increases. Corporate earnings also remained robust, finishing the year at a much higher level than most analysts had anticipated. Strong earnings, in turn, translated into increased dividends and a continued improvement in corporate balance sheets. Taken together, those factors helped the stock market climb the "wall of worry" and post a double-digit gain for the year.

     Amid this generally positive environment, small-cap stocks outperformed their large-cap counterparts by a wide margin, reflecting the superior earnings growth of companies in the asset class. Within small-caps, value outperformed growth: for the year, the Russell 2000 Value Index returned 22.25% versus 14.31% for the Russell 2000 Growth Index. Given the Portfolio's focus on reasonably valued small- and medium-sized companies, the strong returns within those market segments provided a favorable tailwind to performance.

Q:   HOW DID THE PORTFOLIO PERFORM IN RELATION TO ITS BENCHMARK?

A: The Portfolio produced a total return of 21.48% at net asset value during the twelve-month period ended December 31, 2004, compared to a return of 18.33% for its benchmark, the Russell 2000 Index.

     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: AS NEW MANAGERS OF THE PORTFOLIO, WHAT CHANGES DO YOU ANTICIPATE MAKING TO THE PORTFOLIO AND ITS OVERALL INVESTMENT STYLE?

A: We do not plan to do a major rebalancing of the Portfolio, but we expect to make a series of gradual changes throughout the year as market conditions warrant. First, we intend to bring greater diversification to the portfolio by owning more stocks and taking smaller positions in individual names. Second, we plan to keep the Portfolio "sector neutral," meaning that its industry weightings will usually be very closely in line with those of the benchmark index. In this way, the majority of the Portfolio's performance will be the result of individual stock selection. We believe we can add more value through company research than by attempting to predict the direction of the overall market or the relative performance of specific industries.

Q:   HOW DO YOU INTEND TO SELECT STOCKS FOR THE PORTFOLIO?

A: We start by dividing the Russell 2000 Index into a number of distinct sectors and subsectors, then we use a disciplined stock selection model to identify the most attractive stocks in each sector based on four factors: growth, quality, valuation and momentum. That enables us to analyze the entire universe of 2,000 companies and select what our criteria show to be the top 20% in each sector. Next, we focus our research capabilities to conduct a fundamental analysis of each stock that has been selected. We believe that the approach provides both breadth and depth to our stock picking.

     We expect that this investment style will provide more stability to the portfolio and reduce the extent of the variation in its return with respect to the benchmark index. Our goal is not to hit home runs, but to hit singles and doubles and, in the process, try to deliver market-beating returns on a long-term basis.

Q:   WHAT IS YOUR OVERALL VIEW OF THE MARKET AT THIS JUNCTURE?

A: We believe a focus on individual stock selection will be critical in the year ahead. Small-caps have outperformed large-caps for six years in a row, which suggests that it may be time for large stocks to come back into favor. What's more, our analysis shows that on an historical basis, growth stocks have been this inexpensive in relation to value less than 5% of the time. This has two implications: first, it means that gains in the small-cap value area are not likely to come as easily as they did in 2004. As a result, fundamental research should play a very important role in generating outperformance. Second, it means that in assessing the outlook for individual stocks, we will place a higher than normal emphasis on companies with the most attractive growth characteristics. We believe these steps will help the Portfolio effectively navigate the year ahead even in the event that the stellar relative performance of the small-cap value asset class begins to cool off.

Q:   IN WHAT AREAS ARE YOU FINDING THE BEST INVESTMENT OPPORTUNITIES?

A: In 2004, every major sector in the Russell 2000 Index provided double-digit returns with the exception of technology. We expect a greater dispersion of returns in 2005, which again would work to our advantage as individual stock pickers. We will be looking for opportunities in technology and health care, two areas that underperformed the broad-based index during 2004. One of the Fund's top holding, Micros Systems, is a tech stock that in our view is among those that have additional upside. Micros develops and markets software applications to the hospitality industry, mostly table-service restaurants. Their software allows restaurants to improve coordination between servers and kitchen staff and reduce costs by improving inventory management and product reordering. A key driver of future growth is expansion into the hotel industry, as the industry embarks on a 5- to 7-year technology infrastructure upgrade cycle.

     Within health care, we will be closely looking for opportunities in the biotechnology sector. We believe biotechs are less risky than in the past, since there are more companies that have been public for four or five years and, therefore, have a longer earnings history and more experienced management teams. We will look to capitalize on companies we identify as quality-managed and staffed, along with a proven record of execution. On the other side of the coin, we find the consumer staples and real estate areas to be less compelling. And within financials, we intend to focus on companies that have an asset/liability mix that favors a flattening yield curve environment and exposure to expanding markets such as Florida and Texas.

Q:   DO YOU HAVE ANY FINAL THOUGHTS FOR INVESTORS?

A: We believe that the most important aspect of asset management is individual stock selection, and we will remain committed to our research-driven approach. Regardless of the direction of the overall market, we believe Portfolio shareholders have the potential to benefit from our efforts to identify the highest quality small-cap stocks in the market.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

      SHARES                                                          VALUE
               COMMON STOCKS - 82.7%
               ENERGY - 4.4%
               OIL & GAS DRILLING - 1.1%
     145,000   Pride International, Inc.*                     $   2,978,300
      42,000   Tidewater, Inc.                                    1,495,620
                                                              -------------
                                                              $   4,473,920
                                                              -------------
               OIL & GAS EQUIPMENT & SERVICES - 0.9%
     103,600   FMC Technologies, Inc.*                        $   3,335,920
                                                              -------------
               OIL & GAS EXPLORATION &
               PRODUCTION - 2.4%
     109,700   Forest Oil Corp.*                              $   3,479,684
      97,000   Newfield Exploration Co.*                          5,727,850
                                                              -------------
                                                              $   9,207,534
                                                              -------------
               TOTAL ENERGY                                   $  17,017,374
                                                              -------------
               MATERIALS - 2.7%
               CONSTRUCTION MATERIALS - 2.3%
     147,700   Florida Rock Industries, Inc.                  $   8,792,581
                                                              -------------
               SPECIALTY CHEMICALS - 0.4%
     273,200   Omnova Solutions, Inc.*                        $   1,535,384
                                                              -------------
               TOTAL MATERIALS                                $  10,327,965
                                                              -------------
               CAPITAL GOODS - 4.2%
               AEROSPACE & DEFENSE - 1.3%
      75,800   Alliant Techsystems, Inc.*                     $   4,955,804
                                                              -------------
               INDUSTRIAL CONGLOMERATES - 1.8%
     157,200   Pentair, Inc.                                  $   6,847,632
                                                              -------------
               INDUSTRIAL MACHINERY - 1.1%
     190,500   AGCO Corp.*                                    $   4,170,045
                                                              -------------
               TOTAL CAPITAL GOODS                            $ 15,973,481
                                                              -------------
               COMMERCIAL SERVICES & SUPPLIES - 4.5%
               COMMERCIAL PRINTING - 0.5%
      56,637   R.R. Donnelly & Sons Co.                       $   1,998,720
                                                              -------------
               DIVERSIFIED COMMERCIAL SERVICES - 2.4%
      92,600   Concorde Career Colleges, Inc.*                $   1,879,780
     266,361   NCO Group, Inc.*                                   6,885,432
      41,400   Rent-Way, Inc.*                                      331,614
                                                              -------------
                                                              $   9,096,826
                                                              -------------
               EMPLOYMENT SERVICES - 1.6%
     185,200   Monster Worldwide, Inc.*                       $   6,230,128
                                                              -------------
               TOTAL COMMERCIAL SERVICES &
               SUPPLIES                                       $  17,325,674
                                                              -------------
               TRANSPORTATION - 2.7%
               TRUCKING - 2.7%
     295,500   Old Dominion Freight Line, Inc*                $  10,283,400
                                                              -------------
               TOTAL TRANSPORTATION                           $  10,283,400
                                                              -------------
               CONSUMER DURABLES & APPAREL - 6.9%
               APPAREL, ACCESSORIES & LUXURY GOODS - 0.1%
     239,071   Harold's Stores, Inc.*                         $     344,262
                                                              -------------
               FOOTWEAR - 1.4%
      88,300   The Timberland Co.*                            $   5,533,761
                                                              -------------
               HOMEBUILDING - 5.4%
     540,500   Champion Enterprises, Inc.*                    $   6,388,710
      68,800   Meritage Corp.*                                    7,753,760
     103,100   Standard-Pacific Corp.                             6,612,834
                                                              -------------
                                                              $  20,755,304
                                                              -------------
               TOTAL CONSUMER DURABLES & Apparel              $  26,633,327
                                                              -------------
               HOTELS, RESTAURANTS & LEISURE - 4.7%
               CASINOS & GAMING - 4.7%
     339,400   Scientific Games Corp.*                        $   8,091,296
     184,900   Station Casinos, Inc.                             10,110,332
                                                              $  18,201,628
                                                              -------------
               TOTAL HOTELS, RESTAURANTS & LEISURE            $  18,201,628
                                                              -------------
               RETAILING - 2.8%
               APPAREL RETAIL - 0.6%
     123,500   Steven Madden, Ltd.*                           $   2,329,210
                                                              -------------
               HOME IMPROVEMENT RETAIL - 1.2%
      61,800   Scottes Co.*                                   $   4,543,536
                                                              -------------
               SPECIALTY STORES - 1.0%
     150,200   West Marine, Inc.*                             $   3,717,450
                                                              -------------
               TOTAL RETAILING                                $  10,590,196
                                                              -------------
               FOOD & DRUG RETAILING - 2.2%
               FOOD RETAIL - 2.2%
     183,000   Casey's General Stores, Inc.                   $   3,321,450
     178,300   Fresh Del Monte Produce Inc.                       5,279,463
                                                              -------------
                                                              $   8,600,913
                                                              -------------
               TOTAL FOOD & DRUG RETAILING                    $   8,600,913
                                                              -------------
               FOOD, BEVERAGE & TOBACCO - 0.8%
               SOFT DRINKS - 0.8%
      51,100   Coca-Cola Bottling Co.                         $   2,915,766
                                                              -------------
               TOTAL FOOD, BEVERAGE & TOBACCO                 $   2,915,766
                                                              -------------
               HOUSEHOLD & PERSONAL PRODUCTS - 2.5%
               HOUSEHOLD PRODUCTS - 1.6%
     235,900   Nu Skin Enterprises, Inc.                      $   5,987,142
                                                              -------------
               PERSONAL PRODUCTS - 0.9%
     145,300   NBTY, Inc.*                                    $   3,488,653
                                                              -------------
               TOTAL HOUSEHOLD & PERSONAL
               PRODUCTS                                       $   9,475,795
                                                              -------------
               HEALTH CARE EQUIPMENT & SERVICES - 7.8%
               HEALTH CARE DISTRIBUTORS - 0.0%
       8,200   American Medical Alert Corp.*                  $      42,066
                                                              -------------
               HEALTH CARE EQUIPMENT - 3.5%
     280,000   Conceptus, Inc.*                               $   2,272,200
     296,700   PolyMedica Corp.                                  11,063,943
                                                              -------------
                                                              $  13,336,143
                                                              -------------

The accompanying notes are an integral part of these financial statements.     5

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

      SHARES                                                          VALUE
               HEALTH CARE SERVICES - 4.3%
     325,400   American Healthways, Inc.*                     $  10,751,216
     149,550   Matria Healthcare, Inc.*                           5,842,919
                                                              -------------
                                                              $  16,594,135
                                                              -------------
               TOTAL HEALTH CARE EQUIPMENT &
               SERVICES                                       $  29,972,344
                                                              -------------
               PHARMACEUTICALS & BIOTECHNOLOGY - 3.1%
               BIOTECHNOLOGY - 3.1%
     169,200   Connetics Corp.*                               $   4,109,868
     352,200   Serologicals Corp.*                                7,790,664
                                                              -------------
                                                              $  11,900,532
                                                              -------------
               TOTAL PHARMACEUTICALS &
               BIOTECHNOLOGY                                  $  11,900,532
                                                              -------------
               BANKS - 9.9%
               DIVERSIFIED BANKS - 4.2%
     221,750   Doral Financial Corp.                          $  10,921,188
     221,833   Fulton Financial Corp.                             5,170,927
                                                              -------------
                                                              $  16,092,115
                                                              -------------
               REGIONAL BANKS - 2.7%
     104,800   United Bankshares, Inc.                        $   3,998,120
     109,200   Westamerica Bancorporation                         6,367,452
                                                              -------------
                                                              $  10,365,572
                                                              -------------
               THRIFTS & MORTGAGE FINANCE - 3.0%
     508,368   W Holding Co., Inc.                            $  11,661,962
                                                              -------------
               TOTAL BANKS                                    $  38,119,649
                                                              -------------
               DIVERSIFIED FINANCIALS - 1.6%
               DIVERSIFIED FINANCIAL SERVICES - 1.6%
      87,900   Affiliated Managers Group, Inc.*               $   5,954,346
                                                              -------------
               TOTAL DIVERSIFIED FINANCIALS                   $   5,954,346
                                                              -------------
               INSURANCE - 4.1%
               LIFE & HEALTH INSURANCE - 2.3%
     108,000   Stancorp Financial Group, Inc.                 $   8,910,000
                                                              -------------
               REINSURANCE - 1.8%
     261,100   Scottish RE Group, Ltd.                        $   6,762,490
                                                              -------------
               TOTAL INSURANCE                                $  15,672,490
                                                              -------------
               REAL ESTATE - 3.1%
               REAL ESTATE INVESTMENT TRUSTS - 3.1%
      89,700   Alexandria Real Estate Equities, Inc.          $   6,675,474
      80,400   New Century Financial Corp.                        5,138,364
                                                              -------------
                                                              $  11,813,838
                                                              -------------
               TOTAL REAL ESTATE                              $  11,813,838
                                                              -------------
               SOFTWARE & SERVICES - 7.4%
               DATA PROCESSING & OUTSOURCED SERVICES - 2.2%
     279,420   Iron Mountain, Inc.*                           $   8,519,516
                                                              -------------
               HOME ENTERTAINMENT SOFTWARE - 1.6%
     256,700   THQ, Inc.*                                     $   5,888,698
                                                              -------------
               INTERNET SOFTWARE & SERVICES - 2.2%
     166,900   Websense, Inc.*                                $   8,465,168
                                                              -------------
               SYSTEMS SOFTWARE - 1.4%
     560,900   Ciber, Inc.*                                   $   5,407,076
                                                              -------------
               TOTAL SOFTWARE & SERVICES                      $  28,280,458
                                                              -------------
               TECHNOLOGY HARDWARE & EQUIPMENT - 6.8%
               COMPUTER STORAGE & PERIPHERALS - 3.4%
     164,500   Micros Systems, Inc.*                          $  12,840,870
                                                              -------------
               TECHNOLOGY DISTRIBUTORS - 3.4%
     145,100   DRS Technologies, Inc.*                        $   6,197,221
     228,700   Tektronix, Inc.                                    6,909,027
                                                              -------------
                                                              $  13,106,248
                                                              -------------
               TOTAL TECHNOLOGY HARDWARE &
               EQUIPMENT                                      $  25,947,118
                                                              -------------
               SEMICONDUCTORS - 0.6%
      96,300   DSP Group, Inc.*                               $   2,150,379
                                                              -------------
               TOTAL SEMICONDUCTORS                           $   2,150,379
                                                              -------------
               TOTAL COMMON STOCKS
               (Cost $204,543,831)                            $ 317,156,673
                                                              -------------
               RIGHTS/WARRANTS - 0.3%
               HEALTH CARE EQUIPMENT - 0.1%
      49,880   Endocare, Inc., Exp. 11/23/05*                 $          --
     140,000   Lifepoint, Inc., Exp. 4/1/07*                             --
      84,000   Lifepoint, Inc., Exp. 7/21/07*                            --
      37,165   NCO Group, Exp. 9/28/06*                                  --
     250,000   Photomedex, Inc., Exp. 6/13/07*                      200,000
      92,800   SpectRx, Inc., Exp. 6/4/06*                               --
                                                              -------------
               TOTAL HEALTH CARE EQUIPMENT                    $     200,000
                                                              -------------
               PHARMACEUTICALS - 0.2
     105,000   Nastech Warrants Expiration 3/22/06*           $     604,013
                                                              -------------
               TOTAL PHARMACEUTICALS                          $    604,013
                                                              -------------
               TOTAL RIGHTS/WARRANTS
               (Cost $21,608)                                 $     804,013
                                                              -------------
               EXCHANGE TRADED FUNDS - 5.3%
      30,700   iShares Russell 2000 (ETF)                     $   3,975,650
      20,300   iShares Russell 2000 Value (ETF)                   3,917,088
      91,200   iShares Russell 2000 Growth (ETF)                  6,136,847
      59,400   S&P Small Cap 600/BARRA Growth
               Index (ETF)                                        6,361,740
                                                              -------------
                                                              $  20,391,325
                                                              -------------
               TOTAL EXCHANGE TRADED FUNDS
               (Cost $16,626,620)                             $  20,391,325
                                                              -------------

6  The accoccompanying notes are an integral part of these financial statements.

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

   PRINCIPAL
      AMOUNT                                                          VALUE
               TEMPORARY CASH INVESTMENT - 10.6%
               REPURCHASE AGREEMENT - 10.6%
$ 40,700,000   UBS Warburg, Inc., 1.00%, dated
               12/31/04, repurchase price of
               40,700,000 plus accrued interest
               on 1/3/05 collateralized by
               $40,767,000 U.S. Treasury Bill,
               1.625%, 9/30/05 and $880,000 U.S.
               Treasury Bill, 6.75%, 5/15/05                  $  40,700,000
                                                              -------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $40,700,000)                             $  40,700,000
                                                              -------------
               TOTAL INVESTMENTS IN
               SECURITIES - 98.9%
               (Cost $261,892,059)                            $ 379,052,011
                                                              -------------
               OTHER ASSETS AND
               LIABILITIES - (1.1)%                           $   4,416,384
                                                              -------------
               TOTAL NET ASSETS - 100.0%                      $ 383,468,395
                                                              =============

*    Non-Income producing security

The accompanying notes are an integral part of these financial statements.     7

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 YEAR         YEAR        YEAR           YEAR         YEAR
                                                                ENDED         ENDED       ENDED          ENDED        ENDED
CLASS I                                                      12/31/04 (b)   12/31/03    12/31/02       12/31/01     12/31/00
Net asset value, beginning of period                          $   19.44     $   13.60   $   21.89      $   18.81    $   22.50
                                                              ---------     ---------   ---------      ---------    ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   (0.01)    $   (0.02)  $   (0.10)     $   (0.10)   $   (0.12)
   Net realized and unrealized gain (loss) on investments          4.35          5.86       (8.12)(a)       3.67        (1.27)
                                                              ---------     ---------   ---------      ---------    ---------
   Net increase (decrease) from investment operations         $    4.34     $    5.84   $   (8.22)     $    3.57    $   (1.39)
                                                              ---------     ---------   ---------      ---------    ---------
Distributions to shareowners:
   Net realized gain                                          $      --     $      --   $   (0.07)     $   (0.49)   $   (2.30)
                                                              ---------     ---------   ---------      ---------    ---------
Net increase (decrease) in net asset value                    $    4.34     $    5.84   $   (8.29)     $    3.08    $   (3.69)
                                                              ---------     ---------   ---------      ---------    ---------
Net asset value, end of period                                $   23.78     $   19.44   $   13.60      $   21.89    $   18.81
                                                              =========     =========   =========      =========    =========
Total return*                                                     22.33%        42.94%     (37.67)%        19.14%       (6.16)%
Ratio of net expenses to average net assets                        0.81%         0.80%       0.79%          0.78%        0.77%
Ratio of net investment loss to average net assets                (0.06)%       (0.16)%     (0.58)%        (0.53)%      (0.57)%
Portfolio turnover rate                                              19%           54%         38%            47%          66%
Net assets, end of period (in thousands)                        383,468       337,573     245,954        428,013      354,932

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Includes $0.01 related to investment reimbursement by advisor. (Safeco Asset Management)

(b) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.

8     The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (cost $221,192,059)   $ 338,352,011
   Temporary Cash Investment (cost $40,700,000)                40,700,000
                                                            -------------
   Total investment in securities (cost $261,892,059)       $ 379,052,011
   Cash                                                         3,330,893
   Receivables -
      Investment securities sold                                1,873,614
      Fund shares sold                                             61,598
      Dividends, interest and foreign taxes withheld              171,448
   Other                                                           45,861
                                                            -------------
         Total assets                                       $ 384,535,425
                                                            -------------
LIABILITIES:
   Payables -
      Fund shares repurchased                               $     787,443
   Due to affiliates                                              161,709
   Accrued expenses                                               117,878
                                                            -------------
         Total liabilities                                  $   1,067,030
                                                            -------------
NET ASSETS:
   Paid-in capital                                          $ 355,755,408
   Accumulated undistributed net realized gain (loss)         (89,446,965)
   Net unrealized gain (loss) on:
      Investments                                             117,159,952
         Total net assets                                   $ 383,468,395
                                                            -------------
NET ASSET VALUE PER SHARE:
   CLASS I:
   (No par value, unlimited number of shares authorized)
      Net assets                                            $ 383,468,395
      Shares outstanding                                       16,126,459
                                                            -------------
      Net asset value per share                             $       23.78
                                                            -------------

The accompanying notes are an integral part of these financial statements.     9

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 12/31/04
--------------------------------------------------------------------------------
                                                            Year
                                                           Ended
                                                          12/31/04
INVESTMENT INCOME:
   Dividends                                           $  2,277,558
   Interest                                                 155,899
   Income on securities loaned, net                         178,120
                                                       ------------
      Total investment income                          $  2,611,577
                                                       ------------
EXPENSES:
   Management fees                                     $  2,595,439
   Transfer agent fees                                          125
   Custodian fees                                            34,184
   Professional fees                                         49,469
   Printing                                                  97,912
   Fees and expenses of nonaffiliated trustees                5,146
   Miscellaneous                                             20,596
                                                       ------------
      Total expenses                                   $  2,802,871
                                                       ------------
      Net expenses                                     $  2,802,871
                                                       ------------
         Net investment income (loss)                  $   (191,294)
                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                      $    579,315
                                                       ------------
                                                       $    579,315
                                                       ------------
   Change in net unrealized gain or loss from:
      Investments                                      $ 71,554,233
                                                       ------------
                                                       $ 71,554,233
                                                       ------------
   Net gain (loss) on investments, futures contracts
      and foreign currency transactions                $ 72,133,548
                                                       ============
   Net increase (decrease) in net assets resulting
      from operations                                  $ 71,942,254
                                                       ============

10    The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 12/31/04
--------------------------------------------------------------------------------

                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                   12/31/04        12/31/03
FROM OPERATIONS:
Net investment income (loss)                     $    (191,294)  $    (431,306)
Net realized gain (loss) on investments                579,315     (15,020,094)
Change in net unrealized gain or loss on
   investments, futures contracts and
   foreign currency transactions                    71,554,233     114,949,555
                                                 -------------   -------------
      Net increase (decrease) in net assets
         resulting from operations               $  71,942,254   $  99,498,155
                                                 -------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                 $  48,727,340   $  58,543,445
Cost of shares repurchased                         (74,774,095)    (66,422,513)
                                                 -------------   -------------
     Net increase in net assets
        resulting from Fund share transactions   $ (26,046,755)  $  (7,879,068)
                                                 -------------   -------------
Net increase in net assets                       $  45,895,499   $  91,619,087

NET ASSETS:
Beginning of year                                  337,572,896     245,954,000
                                                 -------------   -------------
End of year                                      $ 383,468,395   $ 337,572,896
                                                 =============   =============

The accompanying notes are an integral part of these financial statements.    11

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Growth Opportunities VCT Portfolio (the Portfolio) (formerly SAFECO RST Growth Opportunities Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company
      Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value
      Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares
      Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income
      Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income
      Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value II Portfolio)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

As of December 31, 2004, no Class II Shares were outstanding for the Portfolio.

The Portfolio, organized on December 10, 2004, is the successor to the Safeco RST Growth Opportunities Portfolio. Safeco RST Growth Opportunities Portfolio, one of six series of portfolios that that comprised Safeco Resource Series Trust, transferred all of the net assets of Trust shares in exchange for the Portfolio's Class I shares in a one-to-one exchange ratio, on December 10, 2004, pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco RST Growth Opportunities Portfolio on December 8, 2004). The Portfolio had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Portfolio's operations.

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of The Pioneer Growth Opportunities VCT Portfolio is to seek capital appreciation.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     bid and asked prices. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, Growth Opportunities VCT Portfolio had a capital loss carryforward of $89,435,215, of which the following amounts will expire between 2010 and 2012 if not utilized: $54,386,902 in 2010, $34,799,107 in 2011 and $249,206 in 2012.

     At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                                              UNDISTRIBUTED   ACCUMULATED
                                             NET INVESTMENT    REALIZED
PORTFOLIO                                     INCOME (LOSS)   GAIN (LOSS)    PAID-IN CAPITAL
------------------------------------------   --------------   ------------   ---------------
PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO     $ 191,294          $ (0)        $ (191,294)
                                               =========          ====         ==========

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004.

     There were no distributions paid during the fiscal years ended December 31, 2004, and 2003.

                                                           PIONEER GROWTH   PIONEER GROWTH
                                                            OPPORTUNITIES   OPPORTUNITIES
                                                            VCT PORTFOLIO   VCT PORTFOLIO
                                                                2004             2003
                                                           --------------   --------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                             $          --    $         --
Long-Term capital gain                                                 --              --
                                                            -------------    ------------
                                                            $          --    $         --
                                                            -------------    ------------
Return of Capital                                                      --              --
Total distributions                                         $          --    $         --
                                                            =============    ============
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                               $          --
Undistributed long-term gain/(capital loss carryforward)      (89,435,215)
Unrealized appreciation (depreciation)                        117,148,202
                                                            -------------
Total                                                       $  27,712,987
                                                            =============

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

C.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004.

D.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

E.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated at the following annual rate of 0.74% of the Portfolio's average daily net assets.

Prior to the reorganization, the Portfolio was advised by Safeco Asset Management, which received an annual fee equal to 0.74% of its average daily net assets.

Through December 10, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.79% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $161,584 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   TRANSFER AGENT

Since the reorganization, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $125 in transfer agent fees payable to PIMSS at December 31, 2004. Prior to the reorganization Safeco Services Corporation was the Transfer and Shareholder Servicing agent.

4.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                      NET
                                                     GROSS          GROSS        APPRECIATION/
                                   TAX COST      APPRECIATION     DEPRECIATION   (DEPRECIATION)
                                 -------------   -------------   -------------   --------------
Growth Opportunities Portfolio   $ 261,903,809   $ 127,577,497   $ (10,429,295)   $ 117,148,202
                                 =============   =============   =============    =============

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

5.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $63,687,337 and $118,988,491, respectively.

6.   CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

GROWTH OPPORTUNITIES PORTFOLIO        '04 SHARES     '04 AMOUNT      '03 SHARES    '03 AMOUNT
-----------------------------------   -----------   --------------   ----------   -------------
SAFECO TRUST SHARES:
Shares sold -- Safeco                   2,250,905   $   46,344,245    3,713,393   $  58,543,445
Shares repurchased-Safeco              (3,399,953)     (70,300,296)  (4,429,693)    (66,422,513)
Shares transferred in reorganiztion   (16,214,763)    (374,885,314)

CLASS I:
Shares Sold                               101,479        2,383,096
Shares repurchased                       (189,783)      (4,473,799)
Shares issued in reorganiztion         16,214,763      374,885,312
                                      -----------   --------------   ----------   -------------
 Net increase (decrease)               (1,237,351)  $  (26,046,755)    (716,300)  $  (7,879,068)
                                      ===========   ==============   ==========   =============

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST
AND THE CLASS I SHAREOWNERS OF PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Growth Opportunities VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust, (the "Trust"), (formerly Growth Opportunities Portfolio, one of the portfolios that comprised the Safeco Resource Series Trust) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Opportunities VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                              /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                         TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                        The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Fund are responsible for the Trust's
CUSTODIAN                                                  operations. The Trust's Trustees and officers are listed below, together
Brown Brothers Harriman & Co.                              with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM              Investment Company Act of 1940 are referred to as Interested Trustees.
Ernst & Young LLP                                          Trustees who are not interested persons of the Trust are referred to as
                                                           Independent Trustees. Each of the Trustees serves as a trustee of each
PRINCIPAL UNDERWRITER                                      of the 73 U.S. registered investment portfolios for which Pioneer
Pioneer Funds Distributor, Inc.                            Investment Management, Inc. ("Pioneer") serves as investment adviser (the
                                                           "Trusts"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

LEGAL COUNSEL                                              The Trust's statement of additional information provides more detailed
Wilmer Cutler Pickering Hale and Dorr LLP                  information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

SHAREOWNER SERVICES AND TRANSFER                           Proxy Voting Policies and Procedures of the Trust are available without
Pioneer Investment Management Shareholder Services, Inc.   charge, upon Agent request, by calling our toll free number
                                                           (1-800-225-6292). This information is also available online at
                                                           pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                              POSITIONS HELD                                PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST       TERM OF OFFICE           FIVE YEARS                         HELD BY THIS TRUSTEE
John F. Cogan, Jr. (78)*      Chairman of the      Serves until successor   Trustee and President Serves       Director of Harbor
                              Board, Trustee and   trustee is elected or    until retirement or removal;       Global Company, Ltd.
                              President            earlier retirement       Deputy Chairman and a Director
                                                   or removal               of Pioneer Global Asset
                                                                            Management S.p.A. ("PGAM");
                                                                            Non-Executive Chairman and a
                                                                            Director of Pioneer Investment
                                                                            Management USA Inc. ("PIM-USA");
                                                                            Chairman and a Director of
                                                                            Pioneer; Director of Pioneer
                                                                            Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a Director of
                                                                            Pioneer Alternative Investment
                                                                            Management (Bermuda) Limited and
                                                                            affiliated funds; President and
                                                                            Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD");
                                                                            President of all of the Pioneer
                                                                            Funds; and Of Counsel (since
                                                                            2000, partner prior to 2000),
                                                                            Wilmer Cutler Pickering Hale and
                                                                            Dorr LLP (counsel to PIM-USA and
                                                                            the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (52)**         Trustee and          Serves until successor   President and Chief Executive      None
                              Executive Vice       trustee is elected or    Officer, PIM-USA since May 2003
                              President            earlier retirement or    (Director since January 2001);
                                                   removal                  President and Director of
                                                                            Pioneer since May 2003; Chairman
                                                                            and Director of Pioneer
                                                                            Investment Management
                                                                            Shareholder Services, Inc.
                                                                            ("PIMSS") since May 2003;
                                                                            Executive Vice President of all
                                                                            of the Pioneer Funds since June
                                                                            2003; Executive Vice President
                                                                            and Chief Operating Officer of
                                                                            PIM-USA, November 2000 to May
                                                                            2003; Executive Vice President,
                                                                            Chief Financial Officer and
                                                                            Treasurer, John Hancock
                                                                            Advisers, L.L.C., Boston, MA,
                                                                            November 1999 to November 2000;
                                                                            Senior Vice President and Chief
                                                                            Financial Officer, John Hancock
                                                                            Advisers, L.L.C., April 1997 to
                                                                            November 1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                              POSITIONS HELD                                PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST       TERM OF OFFICE           FIVE YEARS                         HELD BY THIS TRUSTEE
David R. Bock **(61)          Trustee since        Serves until a           Senior Vice President and Chief    Director of The
3050 K. Street NW,            2005.                successor trustee is     Financial Officer, I-trax, Inc.    Enterprise Social
Washington, DC 20007                               elected or earlier       (publicly traded health care       Investment Company
                                                   retirement or removal.   services company)                  (privately-held
                                                                            (2001-present); Managing           affordable housing
                                                                            Partner, Federal City Capital      finance company);
                                                                            Advisors (boutique merchant        Director of New York
                                                                            bank) (1995-2000; 2002 to 2004);   Mortgage Trust
                                                                            Executive Vice President and       (publicly traded
                                                                            Chief Financial Officer,           mortgage REIT)
                                                                            Pedestal Inc. (internet-based
                                                                            mortgage trading company)
                                                                            (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)             Trustee since        Serves until successor   President, Bush International      Director of Brady
3509 Woodbine Street,         2000.                trustee is elected or    (international financial           Corporation
Chevy Chase, MD 20815                              earlier retirement or    advisory firm)                     (industrial
                                                   removal                                                     identification and
                                                                                                               specialty coated
                                                                                                               material products
                                                                                                               manufacturer),
                                                                                                               Millennium Chemicals,
                                                                                                               Inc. (commodity
                                                                                                               chemicals), Mortgage
                                                                                                               Guaranty Insurance
                                                                                                               Corporation, and R.J.
                                                                                                               Reynolds Tobacco
                                                                                                               Holdings, Inc.
                                                                                                               (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (57)     Trustee since        Serves until successor   Founding Director, The Winthrop    None
1001 Sherbrooke Street        2000.                trustee is elected or    Group, Inc. (consulting firm);
West, Montreal, Quebec,                            earlier retirement or    Professor of Management, Faculty
Canada H3A 1G5                                     removal                  of Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (56)      Trustee since        Serves until successor   President and Chief Executive      Director of New
One Boston Place,             1995.                trustee is elected or    Officer, Newbury, Piret &          America High Income
28th Floor,                                        earlier retirement or    Company, Inc. (investment          Fund, Inc.
Boston, MA 02108                                   removal                  banking firm)                      (closed-end
                                                                                                               investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (76)          Trustee since        Serves until successor   Senior Counsel, Sullivan &         Director, The Swiss
125 Broad Street,             1995.                trustee is elected or    Cromwell (law firm)                Helvetia Fund, Inc.
New York, NY 10004                                 earlier retirement or                                       (closed-end
                                                   removal                                                     investment company)
                                                                                                               and AMVESCAP PLC
                                                                                                               (investment managers)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)            Trustee since        Serves until successor   President, John Winthrop & Co.,    None
One North Adgers Wharf,       2000.                trustee is elected or    Inc. (private investment firm)
Charleston, SC 29401                               earlier retirement or
                                                   removal
------------------------------------------------------------------------------------------------------------------------------------

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                              POSITIONS HELD                                PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST       TERM OF OFFICE           FIVE YEARS                         HELD BY THIS TRUSTEE
Dorothy E. Bourassa (57)      Secretary            Serves at the            Secretary of PIM-USA; Senior       None
                                                   discretion of the        Vice President - Legal of
                                                   Board                    Pioneer; and Secretary/Clerk of
                                                                            most of PIM-USA's subsidiaries
                                                                            since October 2000; Secretary of
                                                                            all of the Pioneer Funds since
                                                                            September 2003 (Assistant
                                                                            Secretary from November 2000 to
                                                                            September 2003); and Senior
                                                                            Counsel, Assistant Vice
                                                                            President and Director of
                                                                            Compliance of PIM-USA from April
                                                                            1998 through October 2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (40)    Assistant            Serves at the            Assistant Vice President and       None
                              Secretary            discretion of the        Senior Counsel of Pioneer since
                                                   Board                    July 2002; Vice President and
                                                                            Senior Counsel of BISYS Fund
                                                                            Services, Inc. (April 2001 to
                                                                            June 2002); Senior Vice
                                                                            President and Deputy General
                                                                            Counsel of Funds Distributor,
                                                                            Inc. (July 2000 to April 2001;
                                                                            Vice President and Associate
                                                                            General Counsel from July 1996
                                                                            to July 2000); Assistant
                                                                            Secretary of all Pioneer Funds
                                                                            since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (47)          Assistant            Serves at the            Partner, Wilmer Cutler Pickering   None
                              Secretary            discretion of the        Hale and Dorr LLP; Assistant
                                                   Board                    Secretary of all Pioneer Funds
                                                                            since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)             Treasurer            Serves at the            Vice President - Fund              None
                                                   discretion of the        Accounting, Administration and
                                                   Board                    Custody Services of Pioneer; and
                                                                            Treasurer of all of the Pioneer
                                                                            Funds (Assistant Treasurer from
                                                                            June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (45)          Assistant            Serves at the            Deputy Treasurer of Pioneer        None
                              Treasurer            discretion of the        since 2004; Treasurer and Senior
                                                   Board                    Vice President, CDC IXIS Asset
                                                                            Management Services from 2002 to
                                                                            2003; Assistant Treasurer and
                                                                            Vice President, MFS Investment
                                                                            Management from 1997 to 2002;
                                                                            and Assistant Treasurer of all
                                                                            of the Pioneer Funds since
                                                                            November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)         Assistant            Serves at the            Assistant Vice President - Fund    None
                              Treasurer            discretion of the        Accounting, Administration and
                                                   Board                    Custody Services of Pioneer; and
                                                                            Assistant Treasurer of all of
                                                                            the Pioneer Funds since November
                                                                            2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)            Assistant            Serves at the            Fund Accounting Manager - Fund      None
                              Treasurer            discretion of the        Accounting, Administration and
                                                   Board                    Custody Services of Pioneer; and
                                                                            Assistant Treasurer of all of
                                                                            the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                              POSITIONS HELD                                PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST       TERM OF OFFICE           FIVE YEARS                         HELD BY THIS TRUSTEE
Katharine Kim Sullivan (31)   Assistant            Serves at the            Fund Administration Manager -      None
                              Treasurer            discretion of the        Fund Accounting, Administration
                                                   Board                    and Custody Services since June
                                                                            2003; Assistant Vice President -
                                                                            Mutual Fund Operations of State
                                                                            Street Corporation from June
                                                                            2002 to June 2003 (formerly
                                                                            Deutsche Bank Asset Management);
                                                                            Pioneer Fund Accounting,
                                                                            Administration and Custody
                                                                            Services (Fund Accounting
                                                                            Manager from August 1999 to May
                                                                            2002, Fund Accounting Services
                                                                            Supervisor from 1997 to July
                                                                            1999); Assistant Treasurer of
                                                                            all Pioneer Funds since
                                                                            September 2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (37)          Chief Compliance     Serves at the            Chief Compliance Officer of        None
                              Officer              discretion of the        Pioneer (Director of Compliance
                                                   Board                    and Senior Counsel from November
                                                                            2000 to September 2004); Vice
                                                                            President and Associate General
                                                                            Counsel of UAM Fund Services,
                                                                            Inc. (mutual fund administration
                                                                            company) from February 1998 to
                                                                            November 2000; and Chief
                                                                            Compliance Officer of all of the
                                                                            Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES.

[LOGO] PIONEER
       INVESTMENTS(R)


                                                   [PIONEER INVESTMENTS(R) LOGO]

                        PIONEER VARIABLE CONTRACTS TRUST

               PIONEER HIGH YIELD VCT PORTFOLIO -- CLASS I SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                              2

  Comparing Ongoing Portfolio Expenses                          3

  Portfolio Management Discussion                               4

  Schedule of Investments                                       5

  Financial Statements                                         11

  Notes to Financial Statements                                15

  Report of Independent Registered Public Accounting Firm      19

  Trustees, Officers and Service Providers                     20

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT WWW.PIONEERFUNDS.COM.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO UPDATE 12/31/04

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment in securities)

[PIE CHART]

U.S Corporate Bonds             64.6%
Convertible Corporate Bonds     30.3%
Temporary Cash Investment        2.7%
Convertible Performed Stocks     2.4%

MATURITY DISTRIBUTION
(As a percentage of total investment in securities)

[PIE CHART]

4-6 years               48.8%
6-8 years               11.2%
8+ years                 8.5%
1-3 years               16.5%
3-4 years               15.0%

FIVE LARGEST HOLDINGS
(As a percentage of long-term holdings)

1.  Mueller Industries, Inc.
      6.0%, 11/1/14                     3.97%

2.  Corning, Inc., 5.9%, 3/15/14        3.42

3.  CMS Energy Corp. 7.75%,
      8/1/10                            3.03

4.  Bowater, Inc., 6.5%,
      6/15/13                           3.02

5.  SCI Systems, Inc., 3.0%,
      3/15/07                           2.68

The Portfolio is actively managed, and current holdings may be different.

PERFORMANCE UPDATE 12/31/04

PRICES AND DISTRIBUTIONS

                              12/31/04     12/31/03
Net Asset Value per Share     $ 11.67      $ 11.45

DISTRIBUTIONS PER SHARE                   SHORT-TERM         LONG-TERM
(1/1/04 - 12/31/04)        DIVIDENDS     CAPITAL GAINS     CAPITAL GAINS
                           $ 0.6177          $   -            $ 0.047

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[LINE GRAPH]

                ML Convertible        ML High Yield      Pioneer
               Bond Speculative         Master II       High Yield
                Quality Index            Index         VCT Portfolio
"5/00"             10,000                10,000           10,000
                    8,424                 9,770           10,623
                    7,882                10,207           12,387
"12/02"             7,744                10,013           12,211
                   10,529                12,830           16,215
"12/04"            11,861                14,227           17,517

Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. Convertible Bonds (speculative quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

Net Asset Value

Life-of-Class        12.27%
(5/1/00)
1 Year                8.03

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER HIGH YIELD VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

SHARE CLASS                                         I               II
------------------------------------------   --------------   --------------
Beginning Account Value on 7/1/04              $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/04               $ 1,077.61       $ 1,076.31
Expenses Paid During Period*                   $     4.11       $     5.50

* Expenses are equal to the Portfolio's annualized expense ratio of 0.79% and 1.05% for Class I and Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER HIGH YIELD VCT PORTFOLIO

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

SHARE CLASS                                         I               II
------------------------------------------   --------------   --------------
Beginning Account Value on 7/1/04              $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/04               $ 1,021.22       $ 1,019.91
Expenses Paid During Period*                   $     4.00       $     5.35

* Expenses are equal to the Portfolio's annualized expense ratio of 0.79% and 1.05% for Class I and Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/04

Q: HOW DID THE PORTFOLIO PERFORM?

A: During the 12 months ended December 31, 2004, the Portfolio's Class I shares had a total return based on net asset value of 8.03%. By comparison, the Merrill Lynch High Yield Master II Index returned 10.87%.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: WHAT WAS THE ENVIRONMENT LIKE FOR THE HIGH-YIELD MARKET DURING 2004?

A: All sectors of the high-yield market generally rallied, reflecting a pick-up in the economy. Defaults continued to decline steadily from their peak in 2002. Although short-term interest rates were on the rise - as the Federal Reserve Board began to implement a tightening policy - high-yield bonds continued to offer a substantial yield advantage over comparable-maturity Treasuries and cash equivalents. Furthermore, the supply of newly issued high-yield corporate bonds was not sufficient to meet the demand for higher-yielding securities. As a result, high-yield bond prices continued to rise.

Q. WHY DID THE PORTFOLIO'S PERFORMANCE LAG THAT OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX?

A. Because of its investments in convertible bonds. Convertibles underperformed conventional high-yield bonds because they tend to be more sensitive to the changes in short-term interest rates that we experienced than high-yield issues. In addition, the period was characterized by underlying equity-market volatility that was lower than historical averages, a factor that also typically leads to the underperformance of convertible securities. Overall, the lower credit tiers of the market performed best, at a time when we were moving the Portfolio's average credit quality higher. The Portfolio had minimal exposure to the distressed and lower-tier credits that led the market during the past 12 months, particularly in such sectors as telecommunications and media.

Q: WHICH INVESTMENTS PROVED TO BE SOME OF THE TOP PERFORMERS DURING THE FISCAL
   YEAR? WHICH DISAPPOINTED?

A: Tesoro Petroleum, a West Coast refiner, profited from tighter supply/demand conditions. Millennium Chemicals, benefited from its acquisition by Lyondell, as well as from a brighter outlook for basic chemicals. Several biotechnology holdings also fared well, including Cubist Pharmaceuticals, which offers a drug for soft-tissue infections; CV Therapeutics, which sells products to treat angina; and Human Genome, which advanced due to clinical successes and management's focus on reducing research and development expenditures. Disappointments included Intermet, an auto-parts manufacturer that defaulted on its debt due to raw materials pricing pressure. Two technology holdings also lagged, Maxtor, a data storage manufacturer, and Adaptec, which makes computer-networking products. Those securities fell in concert with the technology sector, which struggled through most of the year because of weaker-than-expected corporate technology spending.

Q: WHAT IS YOUR OUTLOOK?

A: We remain optimistic that the economy should continue to grow near its long-term historical average during the coming year. While the Fed is likely to continue to raise short-term rates, we expect any increases to be gradual. In addition, we anticipate that defaults should remain below long-term averages, providing solid support for high-yield bonds. Because the high-yield market has experienced such a run-up in the recent past, we believe that returns in 2005 will be driven more by interest income than by capital appreciation. We have been able to find the best value in the higher-quality tiers of the market. They should be better insulated if financial market volatility increases. Although convertible securities detracted from Portfolio performance, we believe that, over time, they offer an opportunity to participate in the future growth of the underlying stocks, making the asset class attractive to long-term-oriented investors.

   Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

A WORD ABOUT RISK:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. When concentrating on one issuer, the Portfolio is sensitive to changes in the value of these securities. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The high-yield market generated solid returns during the 12 months ended December 31, 2004. In the following interview, Portfolio Manager Margaret Patel describes the market backdrop and why the Portfolio underperformed its benchmark index.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04

            S&P/MOODY'S
              RATINGS
            (UNAUDITED)                                                                  VALUE
 SHARES
                            CONVERTIBLE PREFERRED STOCKS - 2.5%
                            MATERIALS - 2.5%
                            CONSTRUCTION MATERIALS - 0.1%
    1,750   B-/B1           TXI Capital Trust I, 5.5%, 6/30/28                       $     88,638
                                                                                     ------------
                            DIVERSIFIED METALS & Mining - 2.4%
    3,000   B-/NR           Freeport-McCorp., 5.5%, 12/31/49 (144A)                  $  2,932,500
                                                                                     ------------
                            TOTAL MATERIALS                                          $  3,021,138
                                                                                     ------------
                            TOTAL CONVERTIBLE PREFERRED STOCKS
                            (Cost $3,077,338)                                        $  3,021,138
                                                                                     ------------
PRINCIPAL
 AMOUNT
 USD ($)
                            CONVERTIBLE CORPORATE BONDS - 32.0%
                            MATERIALS - 5.4%
                            COMMODITY CHEMICALS - 0.4%
  200,000   B+/B1           Millenium Chemicals Inc., 4.0%, 11/15/23 (144A)          $    458,750
                                                                                     ------------
                            DIVERSIFIED METALS & Mining - 1.4%
  500,000   B+/B1           Freeport McMoran Copper & Gold, Inc., 7.0%, 2/11/11      $    750,000
  500,000   B+/B1           Massey Energy Co., 4.75% 5/15/23                              994,375
                                                                                     ------------
                                                                                     $  1,744,375
                                                                                     ------------
                            GOLD - 0.9%
1,000,000   NR/NR           Coeur D'Alene Mines Corp., 1.25%, 1/15/24                $    865,000
  250,000   BBB+/NR         Placer Dome Inc., 2.75%, 10/15/23                             306,563
                                                                                     ------------
                                                                                     $  1,171,563
                                                                                     ------------
                            SPECIALTY CHEMICALS - 0.4%
  800,000   BBB/Baa3        RPM International Inc., 1.389%, 5/13/33                  $    462,000
                                                                                     ------------
                            STEEL - 2.3%
3,000,000   B-/NR           Graftech International, 1.625%, 1/15/24 (144A)           $  2,778,750
                                                                                     ------------
                            TOTAL MATERIALS                                          $  6,615,438
                                                                                     ------------
                            CAPITAL GOODS - 4.2%
                            AEROSPACE & Defense - 1.8%
1,725,000   B/B2            Alliant Technology Systems, 2.75%, 2/15/24 (144A)        $  1,826,344
  400,000   NR/NR           EDO Corp., 5.25%, 4/15/07                                     436,000
                                                                                     ------------
                                                                                     $  2,262,344
                                                                                     ------------
                            CONSTRUCTION & Engineering - 1.1%
  875,000   NR/NR           Quanta Services, Inc., 4.0%, 7/1/07                      $    831,250
  500,000   B/NR            Quanta Services, 4.5%, 10/1/23                                545,000
                                                                                     ------------
                                                                                     $  1,376,250
                                                                                     ------------
                            ELECTRICAL COMPONENT & Equipment - 1.0%
2,595,000   NR/B1           Roper Industries Inc., 1.4813%, 1/15/34                  $  1,229,381
                                                                                     ------------
                            INDUSTRIAL MACHINERY - 0.3%
  300,000   BB-/NR          Kaydon Corp., 4.0%, 5/23/23                              $    380,625
                                                                                     ------------
                            TOTAL CAPITAL GOODS                                      $  5,248,600
                                                                                     ------------
                            MEDIA - 1.9%
                            ADVERTISING - 1.9%
1,800,000   BB+/Baa3        Interpublic Group Co., 4.5%, 3/15/23                     $  2,358,000
                                                                                     ------------
                            TOTAL MEDIA                                              $  2,358,000
                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)

PRINCIPAL   S&P/MOODY'S
 AMOUNT       RATINGS
 USD ($)    (UNAUDITED)                                                                  VALUE
                            RETAILING - 1.2%
                            SPECIALTY STORES - 1.2%
1,500,000   B+/B3           Sonic Automotive, Inc., 5.25%, 5/7/09                    $  1,492,500
                                                                                     ------------
                            TOTAL RETAILING                                          $  1,492,500
                                                                                     ------------
                            HEALTH CARE EQUIPMENT & SERVICES - 0.7%
                            HEALTH CARE EQUIPMENT - 0.7%
  375,000   NR/NR           Epix Medical, 3.0%, 6/15/24 (144A)                       $    338,438
  600,000   NR/NR           Wilson Greatbatch Technology, 2.25%, 6/15/13                  541,500
                                                                                     ------------
                            TOTAL HEALTH CARE EQUIPMENT & Services                   $    879,938
                                                                                     ------------
                            PHARMACEUTICALS & BIOTECHNOLOGY - 5.7%
                            BIOTECHNOLOGY - 0.9%
  300,000   NR/NR           Cubist Pharmaceuticals, 5.5%, 11/1/08                    $    283,875
  850,000   NR/NR           CV Therapeutics, 4.75%, 3/7/07                                875,500
                                                                                     ------------
                                                                                     $  1,159,375
                                                                                     ------------
                            PHARMACEUTICALS - 4.8%
2,615,000   NR/NR           Ivax Corp., Conv, 1.875%, 12/15/24 (144A)                $  2,696,719
2,500,000   B/NR            Valeant Pharmaceuticals 3.0%, 8/16/10                       2,753,125
  400,000   NR/NR           Vertex Pharmaceuticals Inc., 5.75%, 2/15/11 (144A)            403,500
                                                                                     ------------
                                                                                     $  5,853,344
                                                                                     ------------
                            TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                    $  7,012,719
                                                                                     ------------
                            REAL ESTATE - 0.6%
                            REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
  500,000   CCC+/Caa1       LNR Property Corp., 5.5%, 3/1/23                         $    695,625
                                                                                     ------------
                            TOTAL REAL ESTATE                                        $    695,625
                                                                                     ------------
                            SOFTWARE & SERVICES - 0.9%
                            APPLICATION SOFTWARE - 0.7%
  200,000   NR/NR           Mentor Graphics, 6.875%, 6/15/07                         $    210,250
  500,000   NR/NR           Serena Software, 1.5%, 12/15/23                               586,250
                                                                                     ------------
                                                                                     $    796,500
                                                                                     ------------
                            IT CONSULTING & OTHER SERVICES - 0.2%
  400,000   NR/NR           Safeguard Scientifics, 2.625%, 3/15/24                   $    294,500
                                                                                     ------------
                            TOTAL SOFTWARE & SERVICES                                $  1,091,000
                                                                                     ------------
                            TECHNOLOGY HARDWARE & EQUIPMENT - 6.1%
                            COMMUNICATIONS EQUIPMENT - 1.2%
1,500,000   B-/NR           Adaptec Inc., 0.75%, 12/22/23                            $  1,428,750
                                                                                     ------------
                            COMPUTER STORAGE & PERIPHERALS - 0.6%
  700,000   NR/B2           Maxtor Corp., 6.8%, 4/30/10                              $    713,125
                                                                                     ------------
                            ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
  300,000   B+/NR           Flir Systems, Inc., 3.0%, 6/1/23                         $    487,500
1,000,000   NR/NR           Veeco Instruments, 4.125%, 12/21/08                           987,500
                                                                                     ------------
                                                                                     $  1,475,000
                                                                                     ------------
                            ELECTRONIC MANUFACTURING SERVICES - 2.7%
3,500,000   B+/Ba3          SCI Systems, Inc., 3.0%, 3/15/07                         $  3,377,500
                                                                                     ------------
                            TECHNOLOGY DISTRIBUTORS - 0.4%
  400,000   NR/R            Bell Microproducts, Inc., 3.75%, 3/5/24                  $    456,500
                                                                                     ------------
                            TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                    $  7,450,875
                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

PRINCIPAL   S&P/MOODY'S
 AMOUNT       RATINGS
 USD ($)    (UNAUDITED)                                                                  VALUE
                            SEMICONDUCTORS - 5.2%
                            SEMICONDUCTOR EQUIPMENT - 3.9%
  700,000   B-/NR           Advanced Energy Industries, Inc., 5.25%, 11/15/06        $    675,500
  200,000   NR/NR           Axcelis Technologies, 4.25%, 1/15/07                          198,500
  700,000   NR/NR           Brooks Automation, Inc., 4.75%, 6/1/08                        681,624
  500,000   B-/NR           Cymer, Inc., 3.5%, 2/15/09                                    497,500
2,700,000   B-/NR           FEI Co., 5.5%, 8/15/08                                      2,727,000
                                                                                     ------------
                                                                                     $  4,780,124
                                                                                     ------------
                            SEMICONDUCTORS - 1.3%
1,300,000   CCC/NR          Conexant Systems, Inc., 4.0%, 2/1/07 (a)                 $  1,176,500
  500,000   B/NR            LSI Logic Corp., 4.0%, 5/15/10                                469,375
                                                                                     ------------
                                                                                     $  1,645,875
                                                                                     ------------
                            TOTAL SEMICONDUCTORS                                     $  6,425,999
                                                                                     ------------
                            TOTAL CONVERTIBLE CORPORATE BONDS
                            (Cost $38,069,020)                                       $ 39,270,694
                                                                                     ------------
                            CORPORATE BONDS - 68.1%
                            ENERGY - 3.6%
                            OIL & GAS EQUIPMENT AND SERVICES - 0.2%
  200,000   BB-/Ba3         Grant Prideco Escrow, 9.0%, 12/15/09                     $    221,500
                                                                                     ------------
                            OIL & GAS REFINING MARKETING & TRANSPORTATION - 3.4%
  300,000   B+/B1           Frontier Oil Corp., 6.625%, 10/1/11 (144A)               $    306,000
1,555,000   BB-/B2          Tesoro Petroleum Corp., 9.625%, 11/1/08                     1,694,950
1,900,000   BB-/B2          Tesoro Petroleum Corp., 9.625%, 4/1/12                      2,185,000
                                                                                     ------------
                                                                                     $  4,185,950
                                                                                     ------------
                            TOTAL ENERGY                                             $  4,407,450
                                                                                     ------------
                            MATERIALS - 16.4%
                            COMMODITY CHEMICALS - 4.7%
1,800,000   B+/B1           Arco Chemical Co., 9.8%, 2/1/20                          $  2,052,000
2,500,000   BB+/Ba2         Nova Chemicals Corp., 7.875%, 9/15/25                       2,587,500
1,000,000   BB+/Ba2         Nova Chemicals Corp., 7.4%, 4/1/09                          1,092,500
                                                                                     ------------
                                                                                     $  5,732,000
                                                                                     ------------
                            DIVERSIFIED METALS & MINING - 1.1%
1,375,000   B+/B1           Freeport-McMoran Copper & Gold, 6.875%, 2/1/09           $  1,366,406
                                                                                     ------------
                            METAL & GLASS CONTAINERS - 2.1%
1,500,000   B/B3            Crown Cork & Seal Co., Inc., 7.375%, 12/15/26            $  1,410,000
1,000,000   B+/B1           Crown Holdings, 9.5%, 3/1/11                                1,140,000
                                                                                     ------------
                                                                                     $  2,550,000
                                                                                     ------------
                            PAPER PRODUCTS - 5.8%
2,250,000   BB-/Ba3         Abitibi-Consolidated, Inc., 8.55%, 8/1/10                $  2,438,438
  885,000   BB/Ba3          Bowater Canada Finance, 7.95%, 11/15/11                       953,652
3,800,000   BB/Ba3          Bowater, Inc., 6.5%, 6/15/13                                3,800,540
                                                                                     ------------
                                                                                     $  7,192,630
                                                                                     ------------
                            SPECIALTY CHEMICALS - 2.7%
2,200,000   B+/B1           Millenium America, Inc., 7.625%, 11/15/26                $  2,167,000
1,000,000   B+/B1           Millenium America, Inc., 9.25%, 6/15/08                     1,137,500
                                                                                     ------------
                                                                                     $  3,304,500
                                                                                     ------------
                            TOTAL MATERIALS                                          $ 20,145,536
                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)

PRINCIPAL   S&P/MOODY'S
 AMOUNT       RATINGS
 USD ($)    (UNAUDITED)                                                                    VALUE
                            CAPITAL GOODS - 11.3%
                            AEROSPACE & DEFENSE - 5.6%
2,500,000   B/B2            DRS Technologies, Inc., 6.875%, 11/1/13                  $  2,612,500
  700,000   B/B2            DRS Technologies, Inc., 6.875%, 11/1/13 (144A)                731,500
1,525,000   B+/B1           Esterline Technology, 7.75%, 6/15/13                        1,666,063
  850,000   BB-/Ba3         L-3 Communications Corp., 5.875%, 1/15/15 (144A)              847,875
1,000,000   BB-/Ba3         L-3 Communications Corp., 6.125%, 1/15/14                   1,030,000
                                                                                     ------------
                                                                                     $  6,887,938
                                                                                     ------------
                            INDUSTRIAL MACHINERY - 5.7%
  800,000   B/B3            JLG Industries, Inc., 8.375%, 6/15/12                    $    856,000
  800,000   B+/B1           Manitowoc Co., Inc., 7.125%, 11/1/13                          866,000
5,100,000   NR/NR           Mueller Industries, Inc. 6.0%, 11/1/14                      4,998,000
  300,000   BB+/Ba3         SPX Corp., 7.5%, 1/1/13                                       325,500
                                                                                     ------------
                                                                                     $  7,045,500
                                                                                     ------------
                            TOTAL CAPITAL GOODS                                      $ 13,933,438
                                                                                     ------------
                            TRANSPORTATION - 0.4%
                            AIR FREIGHT & COURIERS - 0.4%
  500,000   BB-/B1          Petroleum Helicopters, 9.375%, 5/1/09                    $    547,500
                                                                                     ------------
                            TOTAL TRANSPORTATION                                     $    547,500
                                                                                     ------------
                            AUTOMOBILES & COMPONENTS - 0.2%
                            TIRES & RUBBER - 0.2%
  300,000   B-/B3           Goodyear Tire & Rubber, 7.857%, 8/15/11 (a)              $    304,500
                                                                                     ------------
                            TOTAL AUTOMOBILES & COMPONENTS                           $    304,500
                                                                                     ------------
                            MEDIA - 1.8%
                            ADVERTISING - 1.8%
2,000,000   BB+/Baa3        Interpublic Group, Inc., 7.25%, 8/15/11                  $  2,171,242
                                                                                     ------------
                            TOTAL MEDIA                                              $  2,171,242
                                                                                     ------------
                            RETAILING - 2.3%
                            DEPARTMENT STORES - 0.8%
1,000,000   BB+/Ba2         J.C. Penney Co., Inc., 7.625%, 3/1/97                    $  1,065,000
                                                                                     ------------
                            SPECIALTY STORES - 1.5%
1,790,000   B/B3            Pep Boys-Manny Moe Jack, 7.5%, 12/15/14                  $  1,814,613
                                                                                     ------------
                            TOTAL RETAILING                                          $  2,879,613
                                                                                     ------------
                            HEALTH CARE EQUIPMENT & SERVICES - 1.9%
                            HEALTH CARE FACILITIES - 0.4%
  500,000   BB+/Ba2         HCA, Inc., 6.25%, 2/15/13                                $    504,384
                                                                                     ------------
                            HEALTH CARE SUPPLIES - 1.5%
1,700,000   B-/Caa1         Inverness Medical Innovation, 8.75%, 2/15/12             $  1,776,500
                                                                                     ------------
                            TOTAL HEALTH CARE EQUIPMENT & SERVICES                   $  2,280,884
                                                                                     ------------
                            PHARMACEUTICALS & BIOTECHNOLOGY - 2.3%
                            PHARMACEUTICALS - 2.3%
2,700,000   BB-/B1          Valeant Pharmaceuticals, 7.0%, 12/15/11                  $  2,808,000
                                                                                     ------------
                            TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                    $  2,808,000
                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

PRINCIPAL   S&P/MOODY'S
 AMOUNT       RATINGS
 USD ($)    (UNAUDITED)                                                                  VALUE
                            REAL ESTATE - 9.6%
                            REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.4%
2,635,000   BB-/Ba3         Forest City Enterprises, 7.625%, 6/1/15                  $  2,793,100
2,300,000   CCC+/Caa1       LNR Property Co., 7.25%, 10/15/13                           2,590,375
1,100,000   CCC+/Caa1       LNR Property Co., 7.625%, 7/15/13                           1,248,500
                                                                                     ------------
                                                                                     $  6,631,975
                                                                                     ------------
                            REAL ESTATE INVESTMENT TRUSTS - 4.2%
  500,000   B+/B3           BF Saul Real Estate Investment Trust, 7.5%, 3/1/14       $    515,000
2,300,000   B/B1            Crescent Real Estate, 9.25%, 4/15/09                        2,518,500
2,000,000   CCC+/B2         Meristar Hospitality Corp., 9.125%, 1/15/11                 2,160,000
                                                                                     ------------
                                                                                     $  5,193,500
                                                                                     ------------
                            TOTAL REAL ESTATE                                        $ 11,825,475
                                                                                     ------------
                            TECHNOLOGY HARDWARE & EQUIPMENT - 9.1%
                            COMMUNICATIONS EQUIPMENT - 4.1%
4,300,000   BB+/Ba2         Corning, Inc., 5.9%, 3/15/14                             $  4,309,536
  700,000   BB+/Ba2         Corning, Inc., 6.2%, 3/15/16                                  701,770
                                                                                     ------------
                                                                                     $  5,011,306
                                                                                     ------------
                            ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
1,835,000   B/B2            General Cable Corp., 9.5%, 11/15/10                      $  2,073,550
                                                                                     ------------
                            TECHNOLOGY DISTRIBUTORS - 3.3%
2,550,000   BBB-/Baa3       Arrow Electronic, Inc., 6.875%, 6/1/18                   $  2,724,145
1,200,000   BBB-/Baa3       Arrow Electronic, Inc., 6.875%, 7/1/13                      1,317,504
                                                                                     ------------
                                                                                     $  4,041,649
                                                                                     ------------
                            TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                    $ 11,126,505
                                                                                     ------------
                            UTILITIES - 9.2%
                            ELECTRIC UTILITIES - 6.1%
3,000,000   B-/B3           Allegheny Energy Supply, 7.8%, 3/15/11 (a)               $  3,270,000
1,750,000   B-/B3           Allegheny Energy Supply, 8.25%, 4/15/12 (144A)              1,955,624
1,000,000   B+/B1           CMS Energy Corp., 7.5%, 1/15/09                             1,065,000
1,000,000   B+/B1           CMS Energy Corp., 8.5%, 4/15/11                             1,136,250
                                                                                     ------------
                                                                                     $  7,426,874
                                                                                     ------------
                            MULTI-UTILITIES & UNREGULATED POWER - 3.1%
3,490,000   B+/B1           CMS Energy Corp., 7.75%, 8/1/10                          $  3,817,187
                                                                                     ------------
                            TOTAL UTILITIES                                          $ 11,244,061
                                                                                     ------------
                            TOTAL CORPORATE BONDS
                            (Cost $79,489,329)                                       $ 83,674,204
                                                                                     ------------

The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04                                     (continued)

            S&P/MOODY'S
              RATINGS
 SHARES     (UNAUDITED)                                                                 VALUE
                            TEMPORARY CASH INVESTMENT - 2.9%
                            SECURITY LENDING COLLATERAL - 2.9%
3,541,345                   Securities Lending Investment Fund, 2.18%                $  3,541,345
                                                                                     ------------
                            TOTAL TEMPORARY CASH INVESTMENT
                            (Cost $3,541,345)                                        $  3,541,345
                                                                                     ------------
                            TOTAL INVESTMENTS IN SECURITIES - 105.5%
                            (Cost $124,177,032)                                      $129,507,381
                                                                                     ------------
                            OTHER ASSETS AND LIABILITIES - (5.5)%                    $ (6,705,919)
                                                                                     ------------
                            TOTAL NET ASSETS - 100.0%                                $122,801,462
                                                                                     ============

N/R   Not rated by either S&P or Moody's

*     Non-income producing security

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2004, the value of these securities amounted to $15,276,000 or 12.4% of net assets. (a) At December 31, 2004, the following securities were out on loan:

 SHARES                                 SECURITY                                     MARKET VALUE
1,899,750                   Allegheny Energy Supply, 7.8%, 03/15/11                  $  2,070,728
1,136,000                   Conexant Systems Inc., 4.0%, 2/1/07                         1,028,080
  285,000                   Goodyear Tire & Rubber, 7.857%, 8/15/11                       289,275
                                                                                     ------------
                            TOTAL                                                    $  3,388,083
                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                                                       5/1/00
                                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED        TO
CLASS I (a)                                                      12/31/04     12/31/03     12/31/02     12/31/01      12/31/00
Net asset value, beginning of period                             $ 11.45      $  9.27      $ 10.33      $  9.82      $ 10.00
                                                                 -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.62      $  0.76      $  0.92      $  0.95      $   0.61
 Net realized and unrealized gain (loss) on investments             0.27         2.18        (1.06)        0.62         (0.18)
                                                                 -------      -------      -------      -------      --------
  Net increase (decrease) from investment operations             $  0.89      $  2.94      $ (0.14)     $  1.57      $   0.43
Distributions to shareowners:
 Net investment income                                             (0.62)       (0.76)       (0.92)       (0.95)        (0.61)
 Net realized gain                                                 (0.05)          --           --        (0.11)           --
                                                                 -------      -------      -------      -------      --------
  Net increase (decrease) in net asset value                     $  0.22      $  2.18      $ (1.06)     $  0.51      $  (0.18)
                                                                 -------      -------      -------      -------      --------
Net asset value, end of period                                   $ 11.67      $ 11.45      $  9.27      $ 10.33      $   9.82
                                                                 =======      =======      =======      =======      ========
Total return*                                                       8.03%       32.78%       (1.42)%      16.60%         4.12%
Ratio of net expenses to average net assets+                        0.78%        0.89%        1.02%        1.15%         1.25%**
Ratio of net investment income (loss) to average net assets+        5.40%        7.22%        9.39%        9.15%         9.18%**
Portfolio turnover rate                                               42%          48%          42%          36%           33%
Net assets, end of period (in thousands)                         $70,890      $66,587      $41,111      $32,331      $  6,849
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.78%        0.89%        1.02%        1.28%         2.35%**
 Net investment income (loss)                                       5.40%        7.22%        9.39%        9.02%         8.08%**

(a) Shares of Pioneer High Yield VCT Portfolio were first publicly offered on May 1, 2000

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

 ** Annualized.

  + Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
 Investment in securities, at value (including securities loaned of $3,388,083)
   (Cost $124,177,032)                                                               $ 129,507,381
 Cash                                                                                      392,872
 Receivables --
   Fund shares sold                                                                        100,052
   Dividends, interest and foreign taxes withheld                                        1,768,626
 Other                                                                                       4,893
                                                                                     -------------
     Total assets                                                                    $ 131,773,824
                                                                                     -------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                   $     333,848
   Fund shares repurchased                                                               4,952,077
   Upon return for securities loaned                                                     3,541,345
 Due to affiliates                                                                          83,826
 Accrued expenses                                                                           61,266
                                                                                     -------------
     Total liabilities                                                               $   8,972,362
                                                                                     -------------
NET ASSETS:
 Paid-in capital                                                                     $ 113,693,485
 Undistributed net investment income (loss)                                                 42,906
 Accumulated undistributed net realized gain (loss)                                      3,734,722
 Net unrealized gain (loss) on:
   Investments                                                                           5,330,349
                                                                                     -------------
     Total net assets                                                                $ 122,801,462
                                                                                     -------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
   Net assets                                                                        $  70,889,843
 Shares outstanding                                                                      6,073,809
                                                                                     -------------
   Net asset value per share                                                         $       11.67
 Class II:
 No par value (unlimited number of shares authorized)
   Net assets                                                                        $  51,911,619
 Shares outstanding                                                                      4,447,914
                                                                                     -------------
   Net asset value per share                                                         $       11.67

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS

                                                                                      YEAR ENDED
                                                                                       12/31/04
INVESTMENT INCOME:
 Dividends                                                                           $      28,052
 Interest                                                                                6,314,255
 Income on securities loaned, net                                                           15,124
                                                                                     -------------
   Total investment income                                                           $   6,357,431
                                                                                     -------------
EXPENSES:
 Management fees                                                                     $     669,359
 Transfer agent fees and expenses                                                            1,806
 Distribution fees (Class II)                                                               85,911
 Administrative reimbursements                                                              19,997
 Custodian fees                                                                             21,500
 Professional fees                                                                          56,459
 Printing expense                                                                           30,056
 Miscellaneous                                                                               4,539
                                                                                     -------------
   Total expenses                                                                    $     889,627
   Less management fees waived and expenses assumed
     by Pioneer Investment Management, Inc.                                                     (6)
                                                                                     -------------
   Net expenses                                                                      $     889,621
                                                                                     -------------
     Net investment income (loss)                                                    $   5,467,810
                                                                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                                                       $   3,746,873
                                                                                     -------------
                                                                                     $   3,746,873
                                                                                     -------------
 Change in net unrealized gain or (loss) from:
   Investments                                                                       $  (1,480,061)
                                                                                     -------------
                                                                                     $  (1,480,061)
                                                                                     -------------
 Net gain (loss) on investments, futures contracts
   and foreign currency transactions                                                 $   2,266,812
                                                                                     =============
 Net increase (decrease) in net assets resulting
   from operations                                                                   $   7,734,622
                                                                                     =============

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED        YEAR ENDED
                                                                                    12/31/04          12/31/03
FROM OPERATIONS:
Net investment income (loss)                                                      $   5,467,810     $   4,106,902
Net realized gain (loss) on investments                                               3,746,873         1,124,588
Change in net unrealized gain or (loss) on investments, futures contracts and
 foreign currency transactions                                                       (1,480,061)       10,301,474
                                                                                  -------------     -------------
   Net increase (decrease) in net assets
     resulting from operations                                                    $   7,734,622     $  15,532,964
                                                                                  -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                                                          $  (3,715,003)    $  (3,817,405)
 Class II                                                                            (1,764,209)         (279,944)
Net realized gain
 Class I                                                                               (265,040)               --
 Class II                                                                              (135,300)               --
                                                                                  -------------     -------------
   Total distributions to shareowners                                             $  (5,879,552)    $  (4,097,349)
                                                                                  -------------     -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $  75,619,514     $  45,609,360
Reinvestment of distributions                                                         5,846,576         4,059,022
Cost of shares repurchased                                                          (44,707,455)      (18,254,761)
                                                                                  -------------     -------------
 Net increase (decrease) in net assets
   resulting from Fund share transactions                                         $  36,758,635     $  31,413,621
                                                                                  -------------     -------------
 Net increase (decrease) in net assets                                            $  38,613,705     $  42,849,236
                                                                                  -------------     -------------
NET ASSETS:
Beginning of year                                                                 $  84,187,757     $  41,338,521
                                                                                  -------------     -------------
End of year                                                                       $ 122,801,462     $  84,187,757
                                                                                  =============     =============
Undistributed net investment income (loss),
 end of year                                                                      $      42,906     $      42,283
                                                                                  =============     =============

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer High Yield VCT Portfolio (The Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
     Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
     Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
     Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
     (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap Value II Portfolio)
     (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of High Yield Portfolio is to maximize total return through a combination of income and capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with U.S. Generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange.

   At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)

   factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   The High Yield Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. The Portfolio is not diversified, which means that it can invest a higher percentage of its asset in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

   In addition, the non-diversified Portfolios have concentrations in certain asset types, which may subject the Portfolios to additional risks. Further description of these risks is included in the Trust's Prospectus.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2004, the no such taxes were paid.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

                                        UNDISTRIBUTED     ACCUMULATED NET
                                       NET INVESTMENT         REALIZED        PAID-IN
PORTFOLIO                               INCOME (LOSS)       GAIN (LOSS)       CAPITAL
-----------------------------------    --------------     ---------------     -------
Pioneer High Yield VCT Portfolio         $ 12,025            $(12,025)          $ (0)
                                         ========            ========           ====

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004, and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                                                2004            2003
                                                             ----------      ----------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                              $5,479,212      $4,097,349
Long-Term capital gain                                          400,340              --
                                                             ----------      ----------
                                                             $5,879,552      $4,097,349
Return of Capital                                                    --              --
                                                             ----------      ----------
 Total distributions                                         $5,879,552      $4,097,349
                                                             ----------      ----------
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                                $  613,388
Undistributed long-term gain/(capital loss carryforward)      3,164,280
Unrealized appreciation (depreciation)                        5,330,309
                                                             ----------
 Total                                                       $9,107,977
                                                             ==========

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, the recognition of unrealized gains or losses on certain futures contracts, and the tax treatment of premium amortization.

E. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. SECURITIES LENDING

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)

   on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Portfolio. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

The portion of the Portfolios' expenses attributable to Class II (or Class I for shares in the case of High Yield Portfolios) will be reduced only to the extent such expenses are reduced for Class I shares (or Class II shares).

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $72,761 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $267 in transfer agent fees payable to PIMSS at December 31, 2004.

4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                      NET
                                                 GROSS             GROSS         APPRECIATION/
                             TAX COST        APPRECIATION      DEPRECIATION      (DEPRECIATION)
                           ------------      -----------      -------------      --------------
 High Yield Portfolio      $124,177,071       $6,347,617       $ (1,017,307)       $5,330,310
                           ============       ==========       ============        ==========

5. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $83,647,941 and $42,692,245, respectively.

6. CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

HIGH YIELD PORTFOLIO                '04 SHARES     '04 AMOUNT        '03 SHARES      '03 AMOUNT
--------------------------------    ----------    -------------      ----------     -------------
CLASS I:
Shares sold                          2,699,382    $  30,852,667       2,515,726     $  26,817,319
Reinvestment of distributions          346,267        3,947,046         357,809         3,779,086
Shares repurchased                  (2,787,689)     (31,727,505)     (1,491,103)      (15,895,254)
                                    ----------    -------------      ----------     -------------
 Net increase (decrease)               257,960    $   3,072,208       1,382,432     $  14,701,151
                                    ==========    =============      ==========     =============
CLASS II:
Shares sold                          3,916,481    $  44,766,847       1,708,526     $  18,792,041
Reinvestment of distributions          166,648        1,899,530          25,089           279,836
Shares repurchased                  (1,171,662)     (12,979,950)       (221,726)       (2,359,726)
                                    ----------    -------------      ----------     -------------
 Net increase                        2,911,467    $  33,686,427       1,511,889     $  16,712,470
                                    ==========    =============      ==========     =============

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Pioneer Variable Contracts Trust and

the Class I Shareowners of Pioneer High Yield VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Yield VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period then ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in, conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER HIGH YIELD VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Wilmer Cutler Pickering Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS

The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 73 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon Agent request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                          POSITIONS HELD                                      PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS
NAME AND AGE              WITH THE TRUST             TERM OF OFFICE                PAST FIVE YEARS           HELD BY THIS TRUSTEE
John F. Cogan, Jr. (78)*  Chairman of the   Serves until successor trustee    Trustee and President        Director of Harbor Global
                          Board, Trustee    is elected or earlier             Serves until retirement or   Company, Ltd.
                          and President     retirement or removal             removal; Deputy Chairman
                                                                              and a Director of Pioneer
                                                                              Global Asset Management
                                                                              S.p.A. ("PGAM");
                                                                              Non-Executive Chairman and
                                                                              a Director of Pioneer
                                                                              Investment Management USA
                                                                              Inc. ("PIM-USA"); Chairman
                                                                              and a Director of Pioneer;
                                                                              Director of Pioneer
                                                                              Alternative Investment
                                                                              Management Limited(Dublin);
                                                                              President and a Director of
                                                                              Pioneer Alternative
                                                                              Investment Management
                                                                              (Bermuda) Limited and
                                                                              affiliated funds; President
                                                                              and Director of Pioneer
                                                                              Funds Distributor, Inc.
                                                                              ("PFD"); President of all
                                                                              of the Pioneer Funds; and
                                                                              Of Counsel (since 2000,
                                                                              partner prior to 2000),
                                                                              Wilmer Cutler Pickering
                                                                              Hale and Dorr LLP (counsel
                                                                              to PIM-USA and the Pioneer
                                                                              Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

Osbert M. Hood (52)**     Trustee and       Serves until successor trustee    President and Chief          None
                          Executive Vice    is elected or earlier             Executive Officer, PIM-USA
                          President         retirement or removal             since May 2003 (Director
                                                                              since January 2001);
                                                                              President and Director of
                                                                              Pioneer since May 2003;
                                                                              Chairman and Director of
                                                                              Pioneer Investment
                                                                              Management Shareholder
                                                                              Services, Inc. ("PIMSS")
                                                                              since May 2003; Executive
                                                                              Vice President of all of
                                                                              the Pioneer Funds since
                                                                              June 2003; Executive Vice
                                                                              President and Chief
                                                                              Operating Officer of
                                                                              PIM-USA, November 2000 to
                                                                              May 2003; Executive Vice
                                                                              President, Chief Financial
                                                                              Officer and Treasurer, John
                                                                              Hancock Advisers, L.L.C.,
                                                                              Boston, MA, November 1999
                                                                              to November 2000; Senior
                                                                              Vice President and Chief
                                                                              Financial Officer, John
                                                                              Hancock Advisers, L.L.C.,
                                                                              April 1997 to November
                                                                              1999. **Mr. Hood is an
                                                                              Interested Trustee because
                                                                              he is an officer or
                                                                              director of Pioneer and
                                                                              certain of its affiliates.

PIONEER HIGH YIELD VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)

                          POSITIONS HELD                                      PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS
NAME AND AGE              WITH THE TRUST            TERM OF OFFICE                 PAST FIVE YEARS           HELD BY THIS TRUSTEE
David R. Bock **(61)      Trustee since     Serves until a successor          Senior Vice President and    Director of The
3050 K. Street NW,        2005.             trustee is elected or earlier     Chief Financial Officer,     Enterprise Social
Washington, DC 20007                        retirement or removal.            I-trax, Inc. (publicly       Investment Company
                                                                              traded health care services  (privately-held
                                                                              company) (2001-present);     affordable housing
                                                                              Managing Partner, Federal    finance company);
                                                                              City Capital Advisors        Director of New York
                                                                              (boutique merchant bank)     Mortgage Trust (publicly
                                                                              (1995-2000; 2002 to 2004);   traded mortgage REIT)
                                                                              Executive Vice President
                                                                              and Chief Financial
                                                                              Officer, Pedestal Inc.
                                                                              (internet-based mortgage
                                                                              trading company)
                                                                              (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.

Mary K. Bush (56)         Trustee since     Serves until successor            President, Bush              Director of Brady
3509 Woodbine Street,     2000.             trustee is elected or earlier     International                Corporation (industrial
Chevy Chase, MD 20815                       retirement or removal.            (international financial     identification and
                                                                              advisory firm)               specialty coated material
                                                                                                           products manufacturer),
                                                                                                           Millennium Chemicals,
                                                                                                           Inc. (commodity
                                                                                                           chemicals), Mortgage
                                                                                                           Guaranty Insurance
                                                                                                           (tobacco)

Margaret B.W. Graham      Trustee since     Serves until successor            Founding Director, The       None
(57) 1001 Sherbrooke      2000.             trustee is elected or earlier     Winthrop Group, Inc.
Street West, Montreal,                      retirement or removal.            (consulting firm);
Quebec, Canada H3A 1G5                                                        Professor of Management,
                                                                              Faculty of Management,
                                                                              McGill University

Marguerite A. Piret (56)  Trustee since     Serves until successor            President and Chief          Director of New America
One Boston Place,         1995.             trustee is elected or earlier     Executive Officer, Newbury,  High Income Fund, Inc.
28th Floor,                                 retirement or removal.            Piret & Company, Inc.        (closed-end investment
Boston, MA 02108                                                              (investment banking firm)    company)

Stephen K. West (76)      Trustee since     Serves until successor            Senior Counsel, Sullivan &   Director, The Swiss
125 Broad Street,         1995.             trustee is elected or earlier     Cromwell (law firm)          Helvetia Fund, Inc.
New York, NY 10004                          retirement or removal.                                         (closed-end investment
                                                                                                           company) and AMVESCAP PLC
                                                                                                           (investment managers)

John Winthrop (68)        Trustee since     Serves until successor            President, John Winthrop &   None
One North Adgers Wharf,   September,        trustee is elected or earlier     Co., Inc. (private
Charleston, SC 29401      2000.             retirement or removal.            investment firm)

PIONEER HIGH YIELD VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)

                          POSITIONS HELD                                      PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS
NAME AND AGE              WITH THE TRUST            TERM OF OFFICE                 PAST FIVE YEARS           HELD BY THIS OFFICER
Dorothy E. Bourassa (57)  Secretary         Serves at the discretion of       Secretary of PIM-USA;        None
                                            the Board                         Senior Vice President -
                                                                              Legal of Pioneer; and
                                                                              Secretary/Clerk of most of
                                                                              PIM- subsidiaries since
                                                                              October 2000; Secretary of
                                                                              all of the Pioneer Funds
                                                                              since September 2003
                                                                              (Assistant Secretary from
                                                                              November 2000 to September
                                                                              2003); and Senior Counsel,
                                                                              Assistant Vice President
                                                                              and Director of Compliance
                                                                              of PIM-USA from April 1998
                                                                              through October 2000

Christopher J. Kelley     Assistant         Serves at the discretion of       Assistant Vice President     None
(40)                      Secretary         the Board                         and Senior Counsel of
                                                                              Pioneer since July 2002;
                                                                              Vice President and Senior
                                                                              Counsel of BISYS Fund
                                                                              Services, Inc. (April 2001
                                                                              to June 2002); Senior Vice
                                                                              President and Deputy
                                                                              General Counsel of Funds
                                                                              Distributor, Inc. (July
                                                                              2000 to April 2001; Vice
                                                                              President and Associate
                                                                              General Counsel from July
                                                                              1996 to July 2000);
                                                                              Assistant Secretary of all
                                                                              Pioneer Funds since
                                                                              September 2003

David C. Phelan (47)      Assistant         Serves at the discretion of       Partner, Wilmer Cutler       None
                          Secretary         the Board                         Pickering Hale and Dorr
                                                                              LLP; Assistant Secretary of
                                                                              all Pioneer Funds since
                                                                              September 2003

Vincent Nave (59)         Treasurer         Serves at the discretion of       Vice President - Fund        None
                                            the Board                         Accounting, Administration
                                                                              and Custody Services of
                                                                              Pioneer; and Treasurer of
                                                                              all of the Pioneer Funds
                                                                              (Assistant Treasurer from
                                                                              June 1999 to November 2000)

Mark E. Bradley (45)      Assistant         Serves at the discretion of       Deputy Treasurer of Pioneer  None
                          Treasurer         the Board                         since 2004; Treasurer and
                                                                              Senior Vice President, CDC
                                                                              IXIS Asset Management
                                                                              Services from 2002 to 2003;
                                                                              Assistant Treasurer and
                                                                              Vice President, MFS
                                                                              Investment Management from
                                                                              1997 to 2002; and Assistant
                                                                              Treasurer of all of the
                                                                              Pioneer Funds since
                                                                              November 2004

Luis I. Presutti (39)     Assistant         Serves at the discretion of       Assistant Vice President -   None
                          Treasurer         the Board                         Fund Accounting,
                                                                              Administration and Custody
                                                                              Services of Pioneer; and
                                                                              Assistant Treasurer of all
                                                                              of the Pioneer Funds since
                                                                              November 2000

Gary Sullivan (46)        Assistant         Serves at the discretion of       Fund Accounting Manager -    None
                          Treasurer         the Board                         Fund Accounting,
                                                                              Administration and Custody
                                                                              Services of Pioneer; and
                                                                              Assistant Treasurer of all
                                                                              of the Pioneer Funds since
                                                                              May 2002

PIONEER HIGH YIELD VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)

                          POSITIONS HELD                                      PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS
NAME AND AGE              WITH THE TRUST            TERM OF OFFICE                 PAST FIVE YEARS           HELD BY THIS OFFICER
Katharine Kim Sullivan    Assistant         Serves at the discretion          Fund Administration Manager  None
(31)                      Treasurer         of the Board                      - Fund Accounting,
                                                                              Administration and Custody
                                                                              Services since June 2003;
                                                                              Assistant Vice President -
                                                                              Mutual Fund Operations of
                                                                              State Street Corporation
                                                                              from June 2002 to June 2003
                                                                              (formerly Deutsche Bank
                                                                              Asset Management); Pioneer
                                                                              Fund Accounting,
                                                                              Administration and Custody
                                                                              Services (Fund Accounting
                                                                              Manager from August 1999 to
                                                                              May 2002, Fund Accounting
                                                                              Services Supervisor from
                                                                              1997 to July 1999);
                                                                              Assistant Treasurer of all
                                                                              Pioneer Funds since
                                                                              September 2003

Martin J. Wolin (37)      Chief Compliance  Serves at the discretion of       Chief Compliance Officer of  None
                          Officer           the Board                         Pioneer (Director of
                                                                              Compliance and Senior
                                                                              Counsel from November 2000
                                                                              to September 2004); Vice
                                                                              President and Associate
                                                                              General Counsel of UAM Fund
                                                                              Services, Inc. (mutual fund
                                                                              administration company)
                                                                              from February 1998 to
                                                                              November 2000; and Chief
                                                                              Compliance Officer of all
                                                                              of the Pioneer Funds.

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                           THIS PAGE FOR YOUR NOTES.

                           THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                            PIONEER MONEY MARKET VCT PORTFOLIO -- CLASS I SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio

   Comparing Ongoing Portfolio Expenses                       2

   Portfolio and Performance Update                           3

   Schedule of Investments                                    4

   Financial Statements                                       6

   Notes to Financial Statements                             10

   Report of Independent Registered Public Accounting Firm   13

   Trustees, Officers and Service Providers                  14

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT www.pioneerfunds.com.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT http://www.sec.gov. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account  value by $1,000
     Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER MONEY MARKET VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004

          SHARE CLASS                              I
          ---------------------------------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,003.99
          Expenses Paid During Period*        $     4.01

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER MONEY MARKET VCT PORTFOLIO

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2004 through December 31, 2004

                     SHARE CLASS                   I
          ---------------------------------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,021.42
          Expenses Paid During Period*        $     4.05

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80% for Class I shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

Although the U.S. Federal Reserve started to raise short-term interest rates from the lowest levels reached in more than four decades, 2004 remained a year in which money market investments offered extremely low yields by historical measures. Despite five increases in interest rates between June 30 and December 31, the key Fed Funds Rate ended the year at just 2.25%. Throughout the 12 months ended December 31, 2004, Pioneer Money Market VCT Portfolio maintained a $1 share price and provided modest income consistent with the yields available in the money market. The Portfolio invests exclusively in high-quality money market instruments issued by the U.S. government and domestic corporations and banks. All issues have the highest ratings from the two nationally recognized ratings organizations: A1 by Standard & Poor's Investors Services and P1 by Moody's Investor Services. (Ratings apply to underlying securities, not Portfolio shares.)

In the following discussion, Andrew D. Feltus reviews the investment environment and the strategies that affected Pioneer Money Market VCT Portfolio over the 12 months ended December 31, 2004. Mr. Feltus is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Portfolio.

Q:   HOW DID THE PORTFOLIO PERFORM DURING 2004?

A: For the 12 months ended December 31, 2004, Pioneer Money Market VCT Portfolio had a total return of 0.65% at net asset value. On December 31, 2004, the Portfolio's seven-day effective yield for Class A shares was 1.38%.

     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE YEAR?

A: For virtually the entire first half of 2004, the influential Fed Funds Rate remained at a 46-year low of 1.00%. The situation began to change when the Federal Reserve raised the rate on June 30 by one-quarter of one percentage point and signaled that it intended to initiate further increases on a gradual basis. The central bank raised the rate four more times, and the Fed Funds Rate stood at 2.25% at the end of the year.

     The rate increases occurred against a backdrop of continued economic growth and hints of an increase in inflationary pressure. Economic growth, as measured by growth in Gross Domestic Product (GDP), rose by an average annualized rate of 4.6% during the first nine months of 2004. Affected by the higher costs of energy, the Consumer Price Index rose to about 3.5% by the end of November. While periodic concerns about low new-job creation did arise, in general the Federal Reserve Board believed that the economy was gathering enough strength that monetary policy could be tightened to avert the possibility of increasing inflationary threats.

     At the end of the year, the Federal Reserve was widely expected to continue to raise short-term rates further in 2005.

Q:   WHAT WERE YOUR PRINCIPAL STRATEGIES IN THIS LOW-INTEREST RATE ENVIRONMENT?

A: We held to our commitment to high-quality money market instruments. We started gradually to lower the Portfolio's effective duration so that we could take advantage of higher yields available as the Federal Reserve Board proceeded with its rate increases. At the end of the year, the effective duration of the Fund was 45 days, down from 67 days just six months earlier.

Q:   WHAT IS YOUR INVESTMENT OUTLOOK?

A: We anticipate that the economy will show sustained growth in 2005 and that the Federal Reserve Board will maintain its policy of raising short-term grates gradually. At the same time, because of budget pressures and concern about the federal deficit, the government is likely to put new brakes on spending. The combination of the tighter monetary policy and restrained fiscal policy may act as a drag on the pace of economic growth and ultimately cause a possible change in monetary policy.

     If economic growth does begin to slow, the Federal Reserve may revise its current bias toward raising short-term rates. However, until that appears imminent, we intend to continue to keep the Portfolio's effective duration relatively short to enable us to invest in newer, higher-yielding securities that have the potential to raise the level of income to be distributed to shareholders.

PRICES AND DISTRIBUTIONS

                            12/31/04   12/31/03
Net Asset Value per Share    $ 1.00     $ 1.00

DISTRIBUTIONS PER SHARE               SHORT-TERM      LONG-TERM
(1/1/04 - 12/31/04)       DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                          $ 0.0065        $ --            $ --

A WORD ABOUT RISK:

INVESTING IN FOREIGN AND/OR EMERGING MARKETS SECURITIES INVOLVES RISKS RELATING TO INTEREST RATES, CURRENCY EXCHANGE RATES, ECONOMIC, AND POLITICAL CONDITIONS. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. PORTFOLIO SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURNS
(As of December 31, 2004)

-----------------------
NET ASSET VALUE
-----------------------
Life-of-Class     3.59%
(3/1/95)
5 Years           2.68%
1 Year            0.46%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

  PRINCIPAL
     AMOUNT                                                     VALUE
              COLLATERALIZED MORTGAGE
              OBLIGATIONS - 2.3%
              BANKS - 2.3%
              THRIFTS & MORTGAGE FINANCE - 2.3%
$   994,371   Federal Home Loan Mortgage Corp.
              Multifamily VRD Certificate,
              Floating rate, 1/15/42                     $    994,371
                                                         ------------
              TOTAL BANKS                                $    994,371
                                                         ------------
              TOTAL COLLATERALIZED
              MORTGAGE OBLIGATIONS
              (Cost $994,371)                            $    994,371
                                                         ------------
              CORPORATE BONDS - 43.8%
              CAPITAL GOODS - 5.3%
              INDUSTRIAL CONGLOMERATES - 3.0%
    500,000   General Electric Capital Corp.,
              Floating Rate, 12/16/05                    $    500,000
    800,000   General Electric Capital Corp.,
              Floating Rate, 1/9/06                           800,760
                                                         ------------
                                                         $  1,300,760
                                                         ------------
              INDUSTRIAL MACHINERY - 2.3%
  1,000,000   Caterpillar Financial Service Corp.,
              Floating Rate, 4/25/05                     $  1,000,956
                                                         ------------
              TOTAL CAPITAL GOODS                        $  1,000,956
                                                         ------------
              FOOD & DRUG RETAILING - 4.7%
              HYPERMARKETS & SUPERCENTERS - 4.7%
  2,000,000   Wal-Mart Stores, Inc.,
              Floating Rate, 2/22/05                     $  1,999,932
                                                         ------------
              TOTAL FOOD & DRUG RETAILING                $  1,999,932
                                                         ------------
              BANKS - 7.8%
              DIVERSIFIED BANKS - 7.8%
    750,000   Bank of America Corp.,
              Floating Rate, 1/31/05                     $    750,226
    750,000   Bank of America Corp.,
              Floating Rate, 4/28/05                          750,535
  1,000,000   Wells Fargo Financial, 6.75%, 6/1/05          1,018,429
    800,000   Wells Fargo Financial, 7.6%, 5/3/05             813,625
                                                         ------------
                                                         $  3,332,815
                                                         ------------
              TOTAL BANKS                                $  3,332,815
                                                         ------------
              DIVERSIFIED FINANCIALS - 23.7%
              ASSET MANAGEMENT & CUSTODY BANKS - 2.2%
    910,000   Mellon Funding Corp., 7.5%, 6/15/05        $    930,828
                                                         ------------
              CONSUMER FINANCE - 8.6%
    450,000   American Express Credit,
              Floating Rate, 10/14/05                         450,377
$ 1,200,000   American Express,
              Floating Rate, 4/18/05                     $  1,200,531
  1,000,000   National Rural Utilities,
              6.125%, 5/15/05                               1,014,686
  1,000,000   National Rural Utilities,
              1.76%, 3/10/05                                1,000,682
                                                         ------------
                                                         $  3,666,276
                                                         ------------
              INVESTMENT BANKING & BROKERAGE - 3.0%
    200,000   Lehman Brothers Holdings,
              8.75%, 3/15/05                             $    202,621
    600,000   Merrill Lynch, 4.54%, 3/08/05                   602,393
    500,000   Merrill Lynch, Floating Rate, 12/9/05           500,000
                                                         ------------
                                                         $  1,305,014
                                                         ------------
              DIVERSIFIED FINANCIAL SERVICES - 9.9%
    125,000   Associates Corp., 6.10%, 1/15/05           $    125,217
  1,000,000   Associates Corp.,
              Floating Rate, 6/27/05                        1,000,000
  1,200,000   Bank One Corp.,
              Floating Rate, 8/23/05                        1,201,226
    175,000   Citigroup Global Markets,
              6.25%, 6/15/05                                  178,036
    750,000   Citigroup Inc., Floating Rate, 9/1/05           750,404
  1,000,000   First Union Corp.,
              Floating Rate, 3/31/05                        1,001,598
                                                         ------------
                                                         $  4,256,481
                                                         ------------
              TOTAL DIVERSIFIED FINANCIALS               $ 10,158,599
                                                         ------------
              REAL ESTATE - 2.3%
              REAL ESTATE MANAGEMENT &
              DEVELOPMENT - 2.3%
  1,000,000   Security Capital Group, 7.8%, 1/19/05      $  1,002,987
                                                         ------------
              TOTAL REAL ESTATE                          $  1,002,987
                                                         ------------
              TOTAL CORPORATE BONDS
              (Cost $18,796,049)                         $ 18,796,049
                                                         ------------
              U.S. GOVERNMENT AGENCY
              OBLIGATIONS - 17.5%
              BANKS - 9.3%
              THRIFTS & MORTGAGE FINANCE - 9.3%
  1,000,000   Federal National Mortgage Association,
              1.56%, 5/16/05                             $  1,000,000
  1,000,000   Federal National Mortgage Association,
              Floating Rate, 4/28/05                          999,967
  2,000,000   Freddie Mac, Floating Rate, 2/4/05            1,999,949
                                                         ------------
                                                         $  3,999,916
                                                         ------------
              TOTAL BANKS                                $  3,999,916
                                                         ------------

4     The accompanying notes are an integral part of these financial statements.

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

  PRINCIPAL
     AMOUNT                                                     VALUE
              GOVERNMENT - 8.2%
$ 1,000,000   Federal Home Loan Mortgage Corp.,
              1.28%, 4/22/05                             $  1,000,000
  1,000,000   Federal Home Loan Mortgage Corp.,
              1.38%, 3/28/05                                1,000,000
    500,000   Federal Home Loan Mortgage Corp.,
              1.47%, 3/1/05                                   500,000
  1,000,000   Federal Home Loan Mortgage Corp.,
              1.7%, 5/24/05                                 1,000,000
                                                         ------------
              TOTAL GOVERNMENT                           $  3,500,000
                                                         ------------
              TOTAL U.S. GOVERNMENT AGENCY
              OBLIGATIONS
              (Cost $7,499,916)                          $  7,499,916
                                                         ------------
              TEMPORARY CASH INVESTMENTS - 36.6%
              COMMERCIAL PAPER - 21.2%
  1,000,000   AIG Funding, Inc., 2.23%, 1/18/05          $    999,053
  1,000,000   Caterpillar, 2.25%, 1/20/05                     998,813
  1,000,000   Coca Cola Co., 2.17%, 1/24/05                   998,613
  1,000,000   Coca Cola Co., 2.21%, 1/12/05                   999,325
  1,000,000   Federal National Mortgage Association,
              2.27%, 2/2/05                                   997,981
  2,000,000   IBM Corp., 2.20%, 1/25/05                     1,997,067
  1,000,000   Minnesota Mining, 2.20%, 1/5/05                 999,756
  1,106,000   Paccar Financial, 2.28%, 1/12/05              1,105,230
                                                         ------------
                                                         $  9,095,838
                                                         ------------
              REPURCHASE AGREEMENT - 15.4%
$ 6,600,000   UBS Warburg, Inc., 1.00% dated
                 12/31/04, repurchase price of
              $6,600,000 plus accrued interest on
              1/3/05 collateralized by $6,277,000
              U.S. Treasury Bill, 6.5%, 10/15/06         $  6,600,000
                                                         ------------
              TOTAL TEMPORARY
              CASH INVESTMENTS
              (Cost $15,695,838)                         $ 15,695,838
                                                         ------------
              TOTAL INVESTMENTS IN SECURITIES - 100.2%
              (Cost $42,986,174)                         $ 42,986,174
                                                         ------------
              OTHER ASSETS
              AND LIABILITIES - (0.2)%                   $    (89,982)
                                                         ------------
              TOTAL NET ASSETS - 100.0%                  $ 42,896,192
                                                         ============

The accompanying notes are an integral part of these financial statements.     5

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS I                                                     12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
Net asset value, beginning of period                        $  1.000     $  1.000     $   1.00     $  1.00      $   1.00
                                                            --------     --------     --------     -------      --------
Increase (decrease) from investment operations:
   Net investment income                                    $  0.007     $  0.006     $   0.01     $   0.03     $   0.06
                                                            --------     --------     --------     --------     --------
Distributions to shareowners:
   Net investment income                                      (0.007)      (0.006)       (0.01)       (0.03)       (0.06)
                                                            --------     --------     --------     --------     --------
Net asset value, end of period                              $  1.000     $  1.000     $   1.00     $   1.00     $   1.00
                                                            ========     ========     ========     ========     ========
Total return*                                                   0.65%        0.56%        1.19%        3.39%        5.71%
Ratio of net expenses to average net assets+                    0.74%        0.72%        0.78%        0.78%        0.76%
Ratio of net investment income to average net assets+           0.66%        0.58%        1.11%        3.16%        5.58%
Net assets, end of period (in thousands)                    $ 42,896     $ 34,736     $ 59,521     $ 49,545     $ 36,979
Ratios with no waiver of fees and assumption of expenses
   by PIM and no reduction for fees paid indirectly:
   Net expenses                                                 0.74%        0.72%        0.78%        0.78%        0.76%
   Net investment income                                        0.66%        0.58%        1.11%        3.16%        5.58%
Ratios with waiver of fees and assumption of expenses by
   PIM and reduction for fees paid indirectly:
   Net expenses                                                 0.74%        0.72%        0.78%        0.78%        0.75%
   Net investment income                                        0.66%        0.58%        1.11%        3.16%        5.59%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

6     The accompanying notes are an integral part of these financial statements.

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (Cost $36,386,174)   $ 36,386,174
   Repurchase Agreement (Cost $6,600,000)                     6,600,000
                                                           ------------
   Total investment in securities (Cost $42,986,174)       $ 42,986,174
   Cash                                                          44,755
   Receivables --
      Investment securities sold                                 65,132
      Fund shares sold                                              567
      Dividends, interest and foreign taxes withheld            122,921
   Other                                                          2,807
                                                           ------------
         Total assets                                      $ 43,222,356
                                                           ------------
LIABILITIES:
   Payables --
      Fund shares repurchased                              $    259,932
      Dividends                                                   1,474
   Due to affiliates                                             17,912
   Accrued expenses                                              37,855
   Other                                                          8,991
                                                           ------------
         Total liabilities                                 $    326,164
                                                           ------------
NET ASSETS:
   Paid-in capital                                         $ 42,897,250
   Undistributed net investment income (loss)                     2,001
   Accumulated undistributed net realized gain (loss)            (3,059)
                                                           ------------
         Total net assets                                  $ 42,896,192
                                                           ------------
NET ASSET VALUE PER SHARE:
   CLASS I:
   No par value (unlimited number of shares authorized)
      Net assets                                           $ 42,896,192
   Shares outstanding                                        42,901,207
                                                           ------------
      Net asset value per share                            $       1.00

The accompanying notes are an integral part of these financial statements.     7

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                       YEAR ENDED
                                                        12/31/04
INVESTMENT INCOME:
   Interest                                             $ 430,188
                                                        ---------
      Total investment income                           $ 430,188
                                                        ---------
EXPENSES:
   Management fees                                      $ 153,638
   Transfer agent fees and expenses                         1,510
   Administrative reimbursements                           18,500
   Custodian fees                                          24,343
   Professional fees                                       25,656
   Miscellaneous                                            1,228
                                                        ---------
      Total expenses                                    $ 224,875
                                                        ---------
      Net expenses                                      $ 224,875
                                                        ---------
         Net investment income (loss)                   $ 205,313
                                                        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net increase (decrease) in net assets resulting
      from operations                                   $ 205,313
                                                        =========

8     The accompanying notes are an integral part of these financial statements.

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED      YEAR ENDED
                                                                                     12/31/04        12/31/03
FROM OPERATIONS:
Net investment income (loss)                                                      $     205,313   $     277,950
Net realized gain (loss) on investments                                                      --           2,354
                                                                                  -------------   -------------
      Net increase (decrease) in net assets resulting from operations             $     205,313         280,304
                                                                                  -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                        $    (203,312)  $    (277,950)
                                                                                  -------------   -------------
      Total distributions to shareowners                                          $    (203,312)  $    (277,950)
                                                                                  -------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $  18,483,037   $  27,291,288
Class I shares issued in reorganization                                              21,976,837              --
Reinvestment of distributions                                                           203,307         277,946
Cost of shares repurchased                                                          (32,505,228)    (52,356,043)
                                                                                  -------------   -------------
   Net increase (decrease) in net assets resulting from Fund share transactions   $   8,157,953   $ (24,786,809)
                                                                                  -------------   -------------
   Net increase (decrease) in net assets                                          $   8,159,954   $ (24,784,455)
                                                                                  -------------   -------------
NET ASSETS:
Beginning of year                                                                 $  34,736,238   $  59,520,693
                                                                                  -------------   -------------
End of year                                                                       $  42,896,192   $  34,736,238
                                                                                  =============   =============
Undistributed net investment income (loss), end of year                           $       2,001   $          --
                                                                                  =============   =============

The accompanying notes are an integral part of these financial statements.     9

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Money Market VCT Portfolio (The Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small
      Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap
      Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
      Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity
      Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America
      Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp  America-Pacific  Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer  Oak Ridge  Large Cap Growth  VCT  Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class II shares only) Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio) (Class I shares only)
   Pioneer  Small Cap Value II VCT  Portfolio  (Small Cap
      Value II  Portfolio) (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

The investment objective of Money Market Portfolio is to produce a high level of current income as consistent with preservation of capital.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements, which are in consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest in income bearing cash accounts is recorded on the accrual basis.

B.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, Money Market Portfolio had a net capital loss carryforward of $3,059, of which the following amounts will expire between 2010 and 2012 if not utilized: $2,813 in 2010 and $246 in 2012.

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                                              2004       2003
                                                           ---------   ---------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                            $ 203,312   $ 277,950
Long-Term capital gain                                            --          --
                                                           ---------   ---------
                                                           $ 203,312   $ 277,950
Return of Capital                                                 --          --
                                                           ---------   ---------
   Total distributions                                     $ 203,312   $ 277,950
                                                           ---------   ---------
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                              $   2,001
Undistributed long-term gain/(capital loss carryforward)      (3,059)
Unrealized appreciation (depreciation)                            --
                                                           ---------
   Total                                                   $  (1,058)
                                                           =========

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the tax treatment of premium amortization.

C.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

E.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (CONTINUED)
--------------------------------------------------------------------------------

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the Portfolio. Management fees are calculated daily at the following annual rate of 0.50% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $17,777 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $135 in transfer agent fees payable to PIMSS at December 31, 2004.

4.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                            NET
                                            GROSS          GROSS       APPRECIATION/
                           TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                         ------------   ------------   ------------   --------------
Money Market Portfolio   $ 42,986,174       $ 0            $ 0             $ 0
                         ============       ===            ===             ===

5.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of U.S. Government obligations for the year ended December 31, 2004, were $102,657,000 and $90,158,000, respectively.

6.   CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

MONEY MARKET PORTFOLIO                    '04 SHARES     '04 AMOUNT     '03 SHARES     '03 AMOUNT
---------------------------------------   -----------   -------------   -----------   -------------
CLASS I:
Shares sold                                18,483,037   $  18,483,037    27,291,288   $  27,291,288
Class I shares issued in reorganization    21,976,837      21,976,837            --              --
Reinvestment of distributions                 203,307         203,307       277,946         277,946
Shares repurchased                        (32,505,228)    (32,505,228)  (52,356,043)    (52,356,043)
                                          -----------   -------------   -----------   -------------
   Net increase                             8,157,953   $   8,157,953   (24,786,809)  $ (24,786,809)
                                          ===========   =============   ===========   =============

7.   MERGER INFORMATION

On December 8, 2004, beneficial owners of Safeco RST Money Market Portfolio ("Money Market"), one of the six portfolios that comprised Safeco Resource Series Trust, approved a proposed Agreement and Plan of Reorganization that provided for the mergers listed below. These tax-free reorganizations were accomplished on December 10, 2004 ("Closing Date"), by exchanging all of the Safeco's net assets for Class I shares as indicated below, based on Class I shares' ending net asset value on the Closing Date. The following charts show the details of the reorganizations as of that closing date Closing Date:

                                           PIONEER               SAFECO RST              PIONEER
                                         MONEY MARKET           MONEY MARKET           MONEY MARKET
                                         VCT PORTFOLIO           PORTFOLIO            VCT PORTFOLIO
PIONEER MONEY MARKET VCT PORTFOLIO   (PRE-REORGANIZATION)   (PRE-REORGANIZATION)   (POST-REORGANIZATION)
----------------------------------   --------------------   --------------------   ---------------------
Net Assets                               $ 23,493,648          $ 21,976,837            $ 67,613,266
Shares Outstanding                         23,500,655            21,976,837              45,477,492
Class I Shares Issued                                                                    21,976,837

PIONEER MONEY MARKET VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS I SHAREOWNERS OF PIONEER MONEY MARKET VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Money Market VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Money Market VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                      /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2005

PIONEER MONEY MARKET VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                            TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                           The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed
CUSTODIAN                                                     below, together with their principal occupations during the past five
Brown Brothers Harriman & Co.                                 years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as
                                                              Interested Trustees. Trustees who are not interested persons of the
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                 Trust are referred to as Independent Trustees. Each of the Trustees
Ernst & Young LLP                                             serves as a trustee of each of the 73 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer")
                                                              serves as investment adviser (the "Trust"). The address for all
PRINCIPAL UNDERWRITER                                         Interested Trustees and all officers of the Portfolio is 60 State
Pioneer Funds Distributor, Inc                                Street, Boston, Massachusetts 02109.

                                                              The Trust's statement of additional information provides more
LEGAL COUNSEL                                                 detailed information regarding the Trust's Trustees and is available
Wilmer Cutler Pickering Hale and Dorr LLP                     upon request, without charge, by calling 1-800-225-6292.

                                                              Proxy Voting Policies and Procedures of the Trust are available
SHAREOWNER SERVICES AND TRANSFER                              without charge, upon Agent request, by calling our toll free number
Pioneer Investment Management Shareholder Services, Inc.      (1-800-225-6292). This information is also available online at
                                                              pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD                     PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               WITH THE TRUST    TERM OF OFFICE   YEARS                                    THIS TRUSTEE
John F. Cogan, Jr. (78)*   Chairman of the   Serves until     Trustee and President Serves until       Director of Harbor Global
                           Board, Trustee    successor        retirement or removal; Deputy Chairman   Company, Ltd.
                           and President     trustee is       and a Director of Pioneer Global Asset
                                             elected or       Management S.p.A. ("PGAM");
                                             earlier          Non-Executive Chairman and a Director
                                             retirement or    of Pioneer Investment Management USA
                                             removal          Inc. ("PIM-USA"); Chairman and a
                                                              Director of Pioneer; Director of
                                                              Pioneer Alternative Investment
                                                              Management Limited (Dublin); President
                                                              and a Director of Pioneer Alternative
                                                              Investment Management (Bermuda)
                                                              Limited and affiliated funds;
                                                              President and Director of Pioneer
                                                              Funds Distributor, Inc. ("PFD");
                                                              President of all of the Pioneer Funds;
                                                              and Of Counsel (since 2000, partner
                                                              prior to 2000), Wilmer Cutler
                                                              Pickering Hale and Dorr LLP (counsel
                                                              to PIM-USA and the Pioneer Funds).

* Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (52)**      Trustee and       Serves until     President and Chief Executive Officer,   None
                           Executive         successor        PIM-USA since May 2003 (Director since
                           Vice President    trustee is       January 2001); President and Director
                                             elected or       of Pioneer since May 2003; Chairman
                                             earlier          and Director of Pioneer
                                             retirement or    Investment Management Shareholder
                                             removal          Services, Inc. ("PIMSS") since May
                                                              2003; Executive Vice President of all
                                                              of the Pioneer Funds since June 2003;
                                                              Executive Vice President and Chief
                                                              Operating Officer of PIM-USA, November
                                                              2000 to May 2003; Executive Vice
                                                              President, Chief Financial Officer and
                                                              Treasurer, John Hancock Advisers,
                                                              L.L.C., Boston, MA, November 1999 to
                                                              November 2000; Senior Vice President
                                                              and Chief Financial Officer, John
                                                              Hancock Advisers, L.L.C., April 1997
                                                              to November 1999.

** Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

PIONEER MONEY MARKET VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD                     PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               WITH THE TRUST    TERM OF OFFICE   YEARS                                    THIS TRUSTEE
David R. Bock** (61)       Trustee since     Serves until a   Senior Vice President and Chief          Director of The Enterprise
3050 K. Street NW,         2005.             successor        Financial Officer, I-trax, Inc.          Social Investment Company
Washington, DC 20007                         trustee is       (publicly traded health care services    (privately-held affordable
                                             elected or       company) (2001 - present); Managing      housing finance company);
                                             earlier          Partner, Federal City Capital Advisors   Director of New York
                                             retirement or    (boutique merchant bank) (1995 - 2000;   Mortgage Trust (publicly
                                             removal          2002 to 2004); Executive Vice            traded mortgage REIT)
                                                              President and Chief Financial Officer,
                                                              Pedestal Inc. (internet-based mortgage
                                                              trading company) (2000 - 2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)          Trustee since     Serves until     President, Bush International            Director of Brady Corporation
3509 Woodbine Street,      2000.             successor        (international financial advisory        (Industrial identification
Chevy Chase, MD 20815                        trustee is       (industrial identification               and specialty coated material
                                             elected or       firm)                                    products manufacturer),
                                             earlier                                                   Millennium Chemicals, Inc.
                                             retirement or                                             (commodity chemicals),
                                             removal                                                   Mortgage Guaranty Insurance
                                                                                                       Reynolds Corporation, and R.
                                                                                                       J.Tobacco Inc.Holdings,
                                                                                                       (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.Graham (57)   Trustee since     Serves until     Founding Director, The Winthrop Group,   None
1001 Sherbrooke Street     2000.             successor        Inc. (consulting firm); Professor of
West, Montreal, Quebec,                      trustee is       Management, Faculty of Management,
Canada H3A 1G5                               elected or       McGill University
                                             earlier
                                             retirement
                                             or removal
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (56)   Trustee since     Serves until     President and Chief Executive Officer,   Director of New America High
One Boston Place,          1995.             successor        Newbury, Piret & Company, Inc.           Income Fund, Inc. (closed-end
28th Floor,                                  trustee is       (investment banking firm)                investment company)
Boston, MA 02108                             elected or
                                             earlier
                                             retirement or
                                             removal
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (76)       Trustee since     Serves until     Senior Counsel, Sullivan & Cromwell      Director, The Swiss Helvetia
125 Broad Street,          1995.             successor        (law firm)                               Fund, Inc. (closed-end
New York, NY 10004                           trustee  is                                               investment company) and
                                             elected or                                                AMVESCAP PLC (investment
                                             earlier                                                   managers)
                                             retirement
                                             or removal
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)         Trustee since     Serves until     President, John Winthrop & Co., Inc.     None
One North Adgers Wharf,    September,        successor        (private investment firm)
Charleston, SC 29401       2000.             trustee is
                                             elected or
                                             earlier
                                             retirement or
                                             removal
------------------------------------------------------------------------------------------------------------------------------------

PIONEER MONEY MARKET VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD                     PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               WITH THE TRUST    TERM OF OFFICE   YEARS                                    THIS OFFICER
Dorothy E. Bourassa (57)   Secretary         Serves at the    Secretary of PIM-USA; Senior Vice        None
                                             discretion       President - Legal of Pioneer; and
                                             of the Board     Secretary/Clerk of most of PIM-USA's
                                                              subsidiaries since October 2000;
                                                              Secretary of all of the Pioneer Funds
                                                              since September 2003 (Assistant
                                                              Secretary from November 2000 to
                                                              September 2003); and Senior Counsel,
                                                              Assistant Vice President and Director
                                                              of Compliance of PIM-USA from April
                                                              1998 through October 2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.Kelley(40)   Assistant         Serves at the    Assistant Vice President and Senior      None
                           Secretary         discretion       Counsel of Pioneer since July 2002;
                                             of the Board     Vice President and Senior Counsel of
                                                              BISYS Fund Services, Inc. (April 2001
                                                              to June 2002); Senior Vice President
                                                              and Deputy General Counsel of Funds
                                                              Distributor, Inc. (July 2000 to April
                                                              2001; Vice President and Associate
                                                              General Counsel from July 1996 to July
                                                              2000); Assistant Secretary of all
                                                              Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (47)       Assistant         Serves at the    Partner, Wilmer Cutler Pickering Hale    None
                           Secretary         discretion       and Dorr LLP; Assistant Secretary of
                                             of the Board     all Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)          Treasurer         Serves at the    Vice President - Fund Accounting,        None
                                             discretion of    Administration and Custody Services of
                                             the Board        Pioneer; and Treasurer of all of the
                                                              Pioneer Funds (Assistant Treasurer
                                                              from June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (45)       Assistant         Serves at the    Deputy Treasurer of Pioneer since        None
                           Treasurer         discretion of    2004; Treasurer and Senior Vice
                                             the Board        President, CDC IXIS Asset Management
                                                              Services from 2002 to 2003; Assistant
                                                              Treasurer and Vice President, MFS
                                                              Investment Management from 1997 to
                                                              2002; and Assistant Treasurer of all
                                                              of the Pioneer Funds since November
                                                              2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)      Assistant         Serves at the    Assistant Vice President - Fund          None
                           Treasurer         discretion of    Accounting, Administration and Custody
                                             the Board        Services of Pioneer; and Assistant
                                                              Treasurer of all of the Pioneer Funds
                                                              since November 2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)         Assistant         Serves at the    Fund Accounting Manager - Fund           None
                           Treasurer         discretion of    Accounting, Administration and Custody
                                             the Board        Services of Pioneer; and Assistant
                                                              Treasurer of all of the Pioneer Funds
                                                              since May 2002
------------------------------------------------------------------------------------------------------------------------------------

PIONEER MONEY MARKET VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD                     PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               WITH THE TRUST    TERM OF OFFICE   YEARS                                    THIS OFFICER
Katharine Kim Sullivan)    Assistant         Serves at the    Fund Administration Manager - Fund       None
(31)                       Treasurer         discretion of    Accounting, Administration and Custody
                                             the Board        Services since June 2003; Assistant
                                                              Vice President - Mutual Fund
                                                              Operations of State Street Corporation
                                                              from June 2002 to June 2003 (formerly
                                                              Deutsche Bank Asset Management);
                                                              Pioneer Fund Accounting,
                                                              Administration and Custody Services
                                                              (Fund Accounting Manager from August
                                                              1999 to May 2002, Fund Accounting
                                                              Services Supervisor from 1997 to July
                                                              1999); Assistant Treasurer of all
                                                              Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (37)       Chief             Serves at the    Chief Compliance Officer of Pioneer      None
                           Compliance        discretion of    (Director of Compliance and Senior
                           Officer           the Board        Counsel from November 2000 to
                                                              September 2004); Vice President and
                                                              Associate General Counsel of UAM Fund
                                                              Services, Inc. (mutual fund
                                                              administration company) from February
                                                              1998 to November 2000; and Chief
                                                              Compliance Officer of all of the
                                                              Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

THIS PAGE FOR YOUR NOTES.

[LOGO] PIONEER
       Investments(R)


                                                   [PIONEER INVESTMENTS(R) LOGO]

                                                PIONEER VARIABLE CONTRACTS TRUST

                         PIONEER SMALL CAP VALUE VCT PORTFOLIO -- CLASS I SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Small Cap Value VCT Portfolio

  Portfolio and Performance Update                              2

  Comparing Ongoing Portfolio Expenses                          3

  Portfolio Management Discussion                               4

  Schedule of Investments                                       5

  Financial Statements                                          9

  Notes to Financial Statements                                13

  Report of Independent Registered Public Accounting Firm      17

  Trustees, Officers and Service Providers                     18

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT WWW.PIONEERFUNDS.COM.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO UPDATE 12/31/04

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[PIE CHART]

U.S. Common Stocks                              89.9%
Exchange Traded Fund                             0.8%
International Common Stocks                      1.8%
Depositary Receipts for International Stocks     3.4%
Temporary Cash Investment                        4.1%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[PIE CHART]

Financials                              28.4%
Telecommunication Services               0.9%
Consumer Staples                         4.2%
Utilities                                4.6%
Energy                                   7.5%
Materials                                8.0%
Information Technology                   8.6%
Health Care                              9.0%
Consumer Discretionary                  10.2%
Industrials                             18.6%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Insight Enterprises, Inc.         2.26%
2. Southwestern Energy Co.           2.05
3. PacifiCare Health Systems         1.83
4. Pediatrix Medical Group, Inc.     1.79
5. Wabtec Corp.                      1.75

The Portfolio is actively managed, and current holdings may be different.

PERFORMANCE UPDATE 12/31/04

PRICES AND DISTRIBUTIONS

                               12/31/04      12/31/03
Net Asset Value per Share     $    15.02    $    12.50

DISTRIBUTIONS PER SHARE                   SHORT-TERM         LONG-TERM
(1/1/04 - 12/31/04)        DIVIDENDS     CAPITAL GAINS     CAPITAL GAINS
                            $    -         $      -          $     -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in Pioneer Small Cap Value VCT Portfolio at net asset value, compared to that of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                  [LINE GRAPH]

                       PIONEER SMALL CAP                          RUSSELL 2000
                      VALUE VCT PORTFOLIO                         VALUE INDEX
11/01                        10,000                                  10,000
                             10,574                                  10,612
12/02                         8,979                                   9,400
                             12,160                                  13,727
12/04                        14,611                                  16,781

The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

NET ASSET VALUE
Life-of-Class                   13.79%
(11/8/01) 1 Year                20.16

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER SMALL CAP VALUE VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

SHARE CLASS                                         I               II
---------------------------------              ----------       ----------
Beginning Account Value on 7/1/04              $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/04               $ 1,112.59       $ 1,111.53
Expenses Paid During Period*                   $     6.60       $     7.90

* Expenses are equal to the Portfolio's annualized expense ratio of 1.24% and 1.49% for Class I and Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER SMALL CAP VALUE VCT PORTFOLIO

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

SHARE CLASS                                         I               II
------------------------------------           ----------       ----------
Beginning Account Value on 7/1/04              $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/04               $ 1,018.85       $ 1,017.39
Expenses Paid During Period*                   $     6.30       $     7.55

* Expenses are equal to the Portfolio's annualized expense ratio of 1.24% and 1.49% for Class I and Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/04

Successful stock selection among energy, transportation and health care companies helped Pioneer Small Cap Value VCT Portfolio perform well over the past 12 months. In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson review the economic background and detail some of the steps they took to bolster Portfolio performance.

Q. HOW DID THE PORTFOLIO PERFORM OVER THIS PERIOD?

A. For the twelve-month period ended December 31, 2004, Pioneer Small Cap Value VCT Portfolio returned 20.16% at net asset value. In comparison, the Russell 2000 Value Index, the Fund's benchmark, returned 22.25%.

   THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. WHAT WAS THE INVESTMENT BACKGROUND FOR SMALL-CAP VALUE STOCKS OVER THIS
   PERIOD?

A. Value issues - those stocks that are selling at a significant discount to our estimation of their intrinsic value - were leaders within the small-cap universe for the full 12-month period despite periods of outperformance by growth stocks. Strong job creation in the spring raised fears of rising interest rates, driving down financial and other traditional value sectors seen as vulnerable to rising rates. Value issues rebounded sharply over the summer as investors positioned their portfolios more defensively during the runup to the presidential election. With the election decided, growth sectors and a smattering of lower quality issues moved higher in November. But the gains recorded between June and August were enough to position value stocks significantly ahead for the period.

Q. WHICH AREAS OF THE PORTFOLIO HAD THE GREATEST IMPACT ON RESULTS?

A. As energy prices rose, we maintained a heavily overweighted position among energy issues compared to the benchmark. That, plus sharp gains by a number of our selections, made the energy sector the biggest contributor to strong returns. Southwestern Energy, an Arkansas-based exploration and production company, capitalized on high prices by expanding production at existing operating fields and advancing development of more recently discovered reserves. Massey Energy, an Appalachian coal company, saw prices for the metallurgical coal used in steel manufacturing increase sharply for the first time in decades, driven by unprecedented demand from China and elsewhere.

   Illustrating how our patient, value-focused style is designed to work, we were rewarded this year for our purchase of Swift Energy, a longer-term holding. Swift has stabilized its troubled New Zealand operations and increased oil and gas production from its key Lake Washington reserves. We took some profits in Swift, as continued good news pushed its price higher. Increasing global oil consumption aided results at Stelmar Shipping, which saw strong demand for its fleet of modern, doublehulled tankers. Stelmar has also been approached by potential acquirers. Genesee and Wyoming, which acquires short-line trackage from larger railroads, chiefly in the U.S. and Australia, benefited from expanded shipping volumes of coal and grains. Forward Air, a broker of shipping services for corporations, increased its market share as economic expansion heightened demand for cost-efficient transportation management.

  Our large exposure to health care services was another positive. Pacificare benefited from federal incentives aimed at steering Medicare patients to managed care plans. Pacificare, the market leader, is also recovering from operational problems, another reason its stock has moved higher. The migration of patients to managed care programs also aided Amerigroup, a large provider of health care programs for beneficiaries of Medicare and other public assistance programs. Shares of Chemed rose when it acquired full ownership of Vitas, a hospice company. Vitas is expected to gain from regulations favoring home care for terminally ill Medicare patients, instead of costly hospital stays. Our underweight position in real estate investment trusts and other interest rate-sensitive financial sectors, also helped returns.

Q. WHAT AREAS HELD BACK PERFORMANCE?

A. Technology stocks suffered from spotty business conditions. Orders shrank for Remec's telecommunication equipment, but we have retained our commitment because the potential sale of Remec's defense business may enhance the value of the telecom division. Advanced Energy and Applied Films, manufacturers of semiconductor capital equipment, were hurt by uncertain demand for new manufacturers' facilities. Insight Enterprises, a direct distributor of information technology products and services, was an exception. Improving fundamentals and a modest upturn in personal and corporate IT spending boosted Insight's stock. Graftech International slumped following disappointing third quarter earnings. Graftech may not have been aggressive enough in negotiating 2005 contracts for its graphite electrodes, used in steel making. We added to holdings when shares fell, because we think investor reaction has been overblown. Rewards Network, which markets restaurant and other discount programs to consumers, continued to disappoint as skepticism grew over its hotel initiatives and its ability to sign up more restaurants.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE MARKETS?

A. Overall, we think the economic outlook is favorable, with slow, steady growth and rising interest rates a likely scenario. But the stock market may already have taken that outlook into account; the markets enjoyed a strong run over the summer and moved higher once again in November. The rise in small-cap value stocks has been exceptional, implying that returns could be more modest over the next several months. This increases the challenge for investors like us to find good long-term values in the marketplace. However, our value methodology helps us to find reasonably priced stocks throughout the market cycle.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

A WORD ABOUT RISK:

Investing in small companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04

SHARES                                                       VALUE
            COMMON STOCKS - 90.2%
            ENERGY - 6.9%
            OIL & GAS DRILLING - 2.3%
 1,525      Atwood Oceanics, Inc.*                        $    79,453
26,736      Key Energy Services, Inc.*                        315,485
14,500      Todco*                                            267,090
                                                          -----------
                                                          $   662,028
                                                          -----------
            OIL & GAS EQUIPMENT & SERVICES - 2.2%
14,200      Gulfmarkt Offshore, Inc.*                     $   316,234
10,240      Maverick Tube Corp.*                              310,272
                                                          -----------
                                                          $   626,506
                                                          -----------
            OIL & GAS EXPLORATION & PRODUCTION - 2.4%
 5,900      Penn Virginia Corp.                           $   239,363
 5,395      Swift Energy Co.*                                 156,131
 7,769      Unit Corp.*                                       296,853
                                                          -----------
                                                          $   692,347
                                                          -----------
            TOTAL ENERGY                                  $ 1,980,881
                                                          -----------
            MATERIALS - 7.2%
            DIVERSIFIED METALS & MINING - 1.2%
 9,914      Massey Energy Co.                             $   346,494
                                                          -----------
            GOLD - 1.0%
 7,350      Glamis Gold, Ltd.*                            $   126,126
24,300      IAMGOLD Corp.                                     160,623
                                                          -----------
                                                          $   286,749
                                                          -----------
            METAL & GLASS CONTAINERS - 0.8%
 5,137      Jarden Corp.*                                 $   223,151
                                                          -----------
            PAPER PRODUCTS - 1.8%
16,193      Domtar, Inc.                                  $   195,450
11,400      Flowserve Corp.*                                  313,956
                                                          -----------
                                                          $   509,406
                                                          -----------
            PRECIOUS METALS & MINERALS - 0.2%
28,125      Cambior, Inc.*                                $    75,094
                                                          -----------
            SPECIALTY CHEMICALS - 0.4%
 3,875      Great Lakes Chemical Corp.                    $   110,399
                                                          -----------
            STEEL - 1.9%
 3,575      Carpenter Technology                          $   208,995
34,893      Graftech International, Ltd.*                     330,088
                                                          -----------
                                                          $   539,083
                                                          -----------
            TOTAL MATERIALS                               $ 2,090,376
                                                          -----------
            CAPITAL GOODS - 8.1%
            AEROSPACE & DEFENSE - 0.2%
 4,875      INTRADO, INC.*                                $    58,988
                                                          -----------
            CONSTRUCTION, FARM MACHINERY &
            HEAVY TRUCKS - 1.6%
21,575      Wabtec Corp.                                  $   459,979
                                                          -----------
            CONSTRUCTION & ENGINEERING - 1.1%
 5,070      Granite Construction, Inc.                    $   134,862
 7,825      Insituform Technologies, Inc.*                    177,393
                                                          -----------
                                                          $   312,255
                                                          -----------
            ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
23,479      Power-One, Inc.*                              $   209,433
                                                          -----------
            INDUSTRIAL CONGLOMERATES - 1.5%
20,760      Cornell Co., Inc.*                            $   315,137
 7,796      NN, Inc.                                          102,985
                                                          -----------
                                                          $   418,122
                                                          -----------
            INDUSTRIAL MACHINERY - 1.9%
 5,687      Joy Global, Inc.                              $   246,986
 3,125      Kaydon Corp.                                      103,188
 1,894      Nacco Industries, Inc.                            199,628
                                                          -----------
                                                          $   549,802
                                                          -----------
            TRADING COMPANIES & DISTRIBUTORS - 1.1%
11,830      Applied Industrial Technologies, Inc.         $   324,128
                                                          -----------
            TOTAL CAPITAL GOODS                           $ 2,332,707
                                                          -----------
            COMMERCIAL SERVICES & SUPPLIES - 5.6%
            DATA PROCESSING SERVICES - 0.4%
10,000      Gartner Group, Inc.*                          $   124,600
                                                          -----------
            DIVERSIFIED COMMERCIAL SERVICES - 4.1%
 5,878      Chemed Corp.                                  $   394,473
18,400      Central Parking Corp.                             278,760
14,335      Profit Recovery Group International*               72,105
27,255      Rent-Way, Inc.* (a)                               218,313
 8,100      Watson Wyatt & Co. Holdings                       218,295
                                                          -----------
                                                          $ 1,181,946
                                                          -----------
            EMPLOYMENT SERVICES - 1.1%
36,400      On Assignment, Inc.*                          $   188,916
 5,670      Korn/Ferry International*                         117,653
                                                          -----------
                                                          $   306,569
                                                          -----------
            TOTAL COMMERCIAL SERVICES &
            SUPPLIES                                      $ 1,613,115
                                                          -----------
            TRANSPORTATION - 3.3%
            MARINE - 0.8%
 2,400      Arlington Tankers, Ltd.*                      $    55,080
 3,677      Stelmar Shipping, Ltd.                            175,430
                                                          -----------
                                                          $   230,510
                                                          -----------
            RAILROADS - 1.3%
13,043      Genesee & Wyoming, Inc.*                      $   365,334
                                                          -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04                                     (continued)

SHARES                                                       VALUE
            TRUCKING - 1.2%
16,775      Central Freight Lines, Inc.*                  $   105,683
 3,968      Dollar Thrifty Automotive Group*                  119,834
 2,800      Forward Air Corp.*                                125,160
                                                          -----------
                                                          $   350,677
                                                          -----------
            TOTAL TRANSPORTATION                          $   946,521
                                                          -----------
            AUTOMOBILES & COMPONENTS - 0.6%
            AUTO PARTS & EQUIPMENT - 0.6%
10,395      Federal Signal Corp.                          $   183,576
                                                          -----------
            TOTAL AUTOMOBILES & COMPONENTS                $   183,576
                                                          -----------
            CONSUMER DURABLES & APPAREL - 1.1%
            APPAREL, ACCESSORIES & LUXURY GOODS - 1.1%
18,968      Charming Shoppes, Inc.*                       $   177,730
 4,250      Kellwood Co.                                      146,625
                                                          -----------
                                                          $   324,355
                                                          -----------
            TOTAL CONSUMER DURABLES & APPAREL             $   324,355
                                                          -----------
            HOTELS, RESTAURANTS & LEISURE - 0.7%
            HOTELS, RESORTS & CRUISE LINES - 0.1%
11,500      Jameson Inns, Inc.*                           $    22,655
                                                          -----------
            RESTAURANTS - 0.6%
 9,619      O'Charley's, Inc.*                            $   188,051
                                                          -----------
            TOTAL HOTELS, RESTAURANTS & LEISURE           $   210,706
                                                          -----------
            MEDIA - 0.5%
            ADVERTISING - 0.2%
 6,566      EMAK Worldwide, Inc.*                         $    65,660
                                                          -----------
            PUBLISHING - 0.3%
 7,340      Advanced Marketing Services, Inc.             $    73,840
                                                          -----------
            TOTAL MEDIA                                   $   139,500
                                                          -----------
            RETAILING - 6.4%
            APPAREL RETAIL - 0.8%
 5,295      Stage Stores, Inc.*                           $   219,848
                                                          -----------
            CATALOG RETAIL - 2.1%
28,975      Insight Enterprises, Inc.*                    $   594,567
                                                          -----------
            COMPUTER & ELECTRONICS RETAIL - 0.4%
16,750      Tweeter Home Entertainment Group, Inc.*       $   114,738
                                                          -----------
            SPECIALTY STORES - 3.1%
 7,075      Claire's Stores, Inc.                         $   150,344
 5,052      Guitar Center, Inc.*                              266,190
23,407      Hancock Fabrics, Inc.                             242,731
 6,348      School Specialty, Inc.*                           244,779
                                                          -----------
                                                          $   904,044
                                                          -----------
            TOTAL RETAILING                               $ 1,833,197
                                                          -----------
            FOOD & DRUG RETAILING - 1.9%
            FOOD DISTRIBUTORS - 0.6%
12,050      B & G Foods, Inc.                             $   180,509
                                                          -----------
            FOOD RETAIL - 1.3%
 8,808      Fresh Del Monte Produce, Inc.                 $   260,805
11,625      Wild Oats Markets, Inc.*                          102,416
                                                          -----------
                                                          $   363,221
                                                          -----------
            TOTAL FOOD & DRUG RETAILING                   $   543,730
                                                          -----------
            FOOD, BEVERAGE & TOBACCO - 0.2%
            PACKAGED FOODS & MEATS - 0.2%
 1,925      American Italian Pasta Co. (a)                $    44,756
                                                          -----------
            TOTAL FOOD, BEVERAGE & TOBACCO                $    44,756
                                                          -----------
            HOUSEHOLD & PERSONAL PRODUCTS - 1.7%
            HOUSEHOLD PRODUCTS - 1.3%
15,279      Nu Skin Enterprises, Inc.                     $   387,781
                                                          -----------
            PERSONAL PRODUCTS - 0.4%
 4,825      NBTY, Inc.*                                   $   115,848
                                                          -----------
            TOTAL HOUSEHOLD & PERSONAL
            PRODUCTS                                      $   503,629
                                                          -----------
            HEALTH CARE EQUIPMENT & SERVICES - 7.6%
            HEALTH CARE DISTRIBUTORS - 2.3%
 4,585      Amerigroup Corp.                              $   346,901
12,125      Cross Country Healthcare, Inc.* (a)               219,220
 3,475      Chattem, Inc.*                                    115,023
                                                          -----------
                                                          $   681,144
                                                          -----------
            HEALTH CARE EQUIPMENT - 0.5%
 3,000      Analogic Corp.                                $   134,370
                                                          -----------
            HEALTH CARE FACILITIES - 0.9%
 3,350      Sunrise Senior Living, Inc.* (a)              $   155,306
 2,783      Triad Hospitals, Inc.*                            103,555
                                                          -----------
                                                          $   258,861
                                                          -----------
            HEALTH CARE SERVICES - 2.2%
 7,327      Pediatrix Medical Group, Inc.*                $   469,294
 8,275      Providence Service Corp.*                         173,527
                                                          -----------
                                                          $   642,821
                                                          -----------
            MANAGED HEALTH CARE - 1.7%
 8,530      PacifiCare Health Systems*                    $   482,116
                                                          -----------
            TOTAL HEALTH CARE EQUIPMENT &
            SERVICES                                      $ 2,199,312
                                                          -----------
            PHARMACEUTICALS & BIOTECHNOLOGY - 0.5%
            BIOTECHNOLOGY - 0.5%
17,655      Kendle International, Inc.*                   $   155,364
                                                          -----------
            TOTAL PHARMACEUTICALS &
            BIOTECHNOLOGY                                 $   155,364
                                                          -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

SHARES                                                       VALUE
            BANKS - 8.7%
            DIVERSIFIED BANKS - 3.9%
 4,131      Banner Corp.                                  $   128,846
15,230      BankAtlantic Bancorp, Inc.                        303,077
 1,100      Community Bancorp*                                 33,660
11,050      Provident Financial Services, Inc.                214,039
20,325      Texas Capital Bancshares, Inc.*                   439,427
                                                          -----------
                                                          $ 1,119,049
                                                          -----------
            REGIONAL BANKS - 4.0%
 7,000      Alliance Bankshares Corp.*                    $   108,850
27,425      Cardinal Financial Corp.*                         305,789
 3,875      City National Corp.                               273,769
 1,775      Irwin Financial Corp.                              50,392
23,150      Sterling Bancshares, Inc.                         330,351
 1,705      Whitney Holding Corp.                              76,708
                                                          -----------
                                                          $ 1,145,859
                                                          -----------
            THRIFTS & MORTGAGE FINANCE - 0.8%
 3,475      BankUnited Financial Corp.*                   $   111,026
 9,475      First Niagara Financial Group, Inc.               132,176
                                                          -----------
                                                          $   243,202
                                                          -----------
            TOTAL BANKS                                   $ 2,508,110
                                                          -----------
            DIVERSIFIED FINANCIALS - 6.7%
            CONSUMER FINANCE - 0.9%
25,856      Medallion Financial Corp.                     $   250,803
                                                          -----------
            CONSUMER FINANCE - 1.4%
 7,025      Advanta Corp.                                 $   158,906
 7,478      Advanta Corp. (Class B)                           181,491
11,000      Rewards Network, Inc.* (a)                         77,000
                                                          -----------
                                                          $   417,397
                                                          -----------
            INVESTMENT BANKING & BROKERAGE - 2.9%
 7,000      A.G. Edwards, Inc.                            $   302,470
23,689      Apollo Investment Corp.                           357,704
 4,050      Piper Jaffray Co.*                                194,198
                                                          -----------
                                                          $   854,372
                                                          -----------
            SPECIALIZED FINANCE - 1.5%
10,225      Assured Guaranty, Ltd.                        $   201,126
 5,843      Financial Federal Corp.*                          229,046
                                                          -----------
                                                          $   430,172
                                                          -----------
            TOTAL DIVERSIFIED FINANCIALS                  $ 1,952,744
                                                          -----------
            INSURANCE - 3.7%
            INSURANCE BROKERS - 0.2%
 1,800      Platinum Underwriter Holdings, Ltd.           $    55,980
                                                          -----------
            PROPERTY & CASUALTY INSURANCE - 2.9%
 3,825      American Safety Insurance Group, Ltd.*        $    62,501
 6,826      IPC Holdings, Ltd.                                296,999
27,525      Quanta Capital Holdings (144A)*                   253,781
 2,925      RLI Corp.                                         121,592
 2,525      Selective Insurance Group, Inc. (a)               111,706
                                                          -----------
                                                          $   846,579
                                                          -----------
            REINSURANCE - 0.6%
 6,950      Odyssey Re Holdings, Corp. (a)                $   175,210
                                                          -----------
            TOTAL INSURANCE                               $ 1,077,769
                                                          -----------
            REAL ESTATE - 5.7%
            REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.8%
 3,875      Corrections Corp. of America*                 $   156,744
 2,626      Levitt Corp.                                       80,277
                                                          -----------
                                                          $   237,021
                                                          -----------
            REAL ESTATE INVESTMENT TRUSTS - 4.9%
 9,913      BioMed Property Trust, Inc.                   $   220,168
10,650      Capital Trust, Inc.                               327,062
 1,928      Entertainment Properties Trust                     85,892
18,425      Feldman Mall Properties, Inc.* (a)                239,709
15,915      Provident Senior Living*                          254,640
 6,350      Saxon Capital, Inc.                               152,337
 4,271      Universal Health Realty, Inc.                     137,227
                                                          -----------
                                                          $ 1,417,035
                                                          -----------
            TOTAL REAL ESTATE                             $ 1,654,056
                                                          -----------
            SOFTWARE & SERVICES - 4.2%
            APPLICATION SOFTWARE - 0.8%
13,779      SPSS, Inc.*                                   $   215,504
                                                          -----------
            DATA PROCESSING & OUTSOURCED SERVICES - 0.7%
16,142      Pegusus Systems, Inc.*                        $   203,389
                                                          -----------
            INTERNET SOFTWARE & SERVICES - 1.2%
 7,625      Internet Security Systems, Inc.*              $   177,281
12,275      PEC Solutions, Inc.*                              173,937
                                                          -----------
                                                          $   351,218
                                                          -----------
            SYSTEMS SOFTWARE - 1.5%
24,550      Borland Software Corp.*                       $   286,744
 7,025      Sybase, Inc.*                                     140,149
                                                          -----------
                                                          $   426,893
                                                          -----------
            TOTAL SOFTWARE & SERVICES                     $ 1,197,004
                                                          -----------
            TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
            COMMUNICATIONS EQUIPMENT - 1.9%
 4,575      Black Box Corp.                               $   219,692
47,375      Remec, Inc.*                                      341,574
                                                          -----------
                                                          $   561,266
                                                          -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04                                     (continued)

SHARES                                                       VALUE
            COMPUTER STORAGE & PERIPHERALS - 0.3%
    4,425   Electronics For Imaging, Inc.*                $    77,039
                                                          -----------
            ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
   11,425   Planar Systems, Inc.*                         $   128,303
                                                          -----------
            TECHNOLOGY DISTRIBUTORS - 0.5%
    3,075   Tech Data Corp.*                              $   139,605

            TOTAL TECHNOLOGY HARDWARE &
            EQUIPMENT                                     $   906,213
                                                          -----------
            SEMICONDUCTORS - 0.6%
            SEMICONDUCTOR EQUIPMENT - 0.3%
    3,593   Advanced Energy Industries, Inc.*             $    32,804
    2,837   Brooks Automations, Inc.*                          48,853
                                                          -----------
                                                          $    81,657
                                                          -----------
            SEMICONDUCTORS - 0.3%
    9,370   HI/FN, Inc.*                                  $    86,391
                                                          -----------
            TOTAL SEMICONDUCTORS                          $   168,048
                                                          -----------
            TELECOMMUNICATION SERVICES - 0.8%
            WIRELESS TELECOM SERVICES - 0.8%
   26,003   Boston Communications Group, Inc.*            $   240,268
                                                          -----------
            TOTAL TELECOMMUNICATION SERVICES              $   240,268
                                                          -----------
            UTILITIES - 4.2%
            GAS UTILITIES - 3.5%
    5,600   AGL Resources, Inc.                           $   186,144
    6,505   People's Energy Corp.                             285,895
   10,649   Southwestern Energy Co.*                          539,787
                                                          -----------
                                                          $ 1,011,826
                                                          -----------
            MULTI-UTILITIES & UNREGULATED POWER - 0.5%
    2,350   Energen Corp.                                 $   138,533
                                                          -----------
            UTILITIES - 0.2%
    1,625   UGI Corp.                                     $    66,479
                                                          -----------
            TOTAL UTILITIES                               $ 1,216,838
                                                          -----------
            TOTAL COMMON STOCKS
            (Cost $20,981,073)                            $26,022,775
                                                          -----------
            EXCHANGE TRADED FUND - 0.8%
    1,150   iShares Russell 2000 Value ETF (a)            $   221,904
                                                          -----------
            TOTAL EXCHANGE TRADED FUND
            (Cost $162,579)                               $   221,904
                                                          -----------
            TEMPORARY CASH INVESTMENT - 3.9%
            SECURITY LENDING COLLATERAL - 3.9%
1,134,938   Securities Lending Investment Fund,
            2.18%                                         $ 1,134,938
                                                          -----------
            TOTAL TEMPORARY
            CASH INVESTMENT
            (Cost $1,134,938)                             $ 1,134,938
                                                          -----------
            TOTAL INVESTMENTS IN
            SECURITIES - 94.9%
            (Cost $22,278,590)                            $27,379,617
                                                          -----------
            OTHER ASSETS AND
            LIABILITIES - 5.1%                            $ 1,458,402
                                                          -----------
            TOTAL NET ASSETS - 100.0%                     $28,838,019
                                                          -----------

*   Non-income producing security

(a) At December 31, 2004, the following securities were out on loan:

SHARES      SECURITY                                      MARKET VALUE
 1,700      American Italian Pasta Co.                    $    39,525
 3,735      Cross Country Healthcare, Inc.*                    67,529
16,500      Feldman Mall Properties, Inc.*                    214,500
 1,045      iShares Russell 2000 Value (ETF)                  201,643
 5,320      Odyssey Re Holdings, Corp.                        134,117
24,685      Rent-Way, Inc.*                                   197,727
 4,964      Rewards Network, Inc.*                             34,748
 1,425      Selective Insurance Group, Inc.                    63,042
 3,110      Sunrise Senior Living, Inc.*                      144,180
                                                          -----------
            TOTAL                                         $ 1,097,011
                                                          -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                      YEAR ENDED   YEAR ENDED    YEAR ENDED      11/08/01 TO
CLASS I (a)                                                            12/31/04     12/31/03      12/31/02        12/31/01
Net asset value, beginning of period                                   $ 12.50      $  9.23       $  10.87         $ 10.00
                                                                       -------      -------       --------         -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                          $ (0.03)     $    --       $  (0.01)        $  0.01
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   2.55         3.27          (1.63)           0.86
                                                                       -------      -------       --------         -------
  Net increase (decrease) from investment operations                   $  2.52      $  3.27       $  (1.64)        $  0.87
Distributions to shareowners
 Net investment income                                                      --           --          (0.00)(b)        0.00
 Net realized gain                                                          --           --          (0.00)(b)          --
                                                                       -------      -------       --------         -------
  Net increase (decrease) in net asset value                           $  2.52      $  3.27       $  (1.65)        $  0.87
                                                                       -------      -------       --------         -------
Net asset value, end of period                                         $ 15.02      $ 12.50       $   9.23         $ 10.87
                                                                       =======      =======       ========         =======
Total return*                                                            20.16%       35.43%        (15.08)%          8.70%
Ratio of net expenses to average net assets+                              1.25%        1.25%          1.25%           1.21%**
Ratio of net investment income (loss) to average net assets+             (0.21)%       0.03%         (0.05)%          0.86%**
Portfolio turnover rate                                                     36%          74%            50%              0%
Net assets, end of period (in thousands)                               $17,993      $12,049       $  6,603         $   504
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             1.30%        2.40%          2.76%          77.48%**
 Net investment income (loss)                                            (0.26)%      (1.12)%        (1.56)%        (75.41)%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             1.25%        1.25%          1.25%           1.21%
 Net investment income (loss)                                            (0.21)%       0.03%         (0.05)%          0.86%

(a) Shares of Pioneer Small Cap Value VCT Portfolio were first publicly offered on November 8, 2001.

(b) Amount rounds to less than one cent per share

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized

+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/04

ASSETS:
 Investment in securities, at value (including securities loaned of $1,097,011) (Cost      $ 27,379,617
  $22,278,590)
 Cash                                                                                         2,653,135
 Receivables --
  Fund shares sold                                                                               70,286
  Variation margin                                                                                1,125
  Dividends, interest and foreign taxes withheld                                                 37,933
 Other                                                                                            2,057
                                                                                           ------------
   Total assets                                                                            $ 30,144,153
                                                                                           ------------
LIABILITIES:
 Payables --
  Fund shares repurchased                                                                  $     94,176
  Upon return of securities loaned                                                            1,134,938
 Due to affiliates                                                                               19,919
 Accrued expenses                                                                                57,101
 Other
                                                                                           ------------
   Total liabilities                                                                       $  1,306,134
                                                                                           ------------
NET ASSETS:
 Paid-in capital                                                                           $ 22,990,110
 Undistributed net investment income (loss)                                                         260
 Accumulated undistributed net realized gain (loss)                                             713,557
 Net unrealized gain (loss) on:
  Investments                                                                                 5,101,027
  Futures contracts                                                                              33,165
                                                                                           ------------
   Total net assets                                                                        $ 28,838,019
                                                                                           ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                                               $ 17,992,938
 Shares outstanding                                                                           1,197,698
                                                                                           ------------
  Net asset value per share                                                                $      15.02
 Class II:
 No par value (unlimited number of shares authorized)
  Net assets                                                                               $ 10,845,081
 Shares outstanding                                                                             725,478
                                                                                           ------------
  Net asset value per share                                                                $      14.95

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS

                                                         YEAR ENDED
                                                          12/31/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $349)       $  193,923
 Interest                                                    20,839
 Income on securities loaned, net                             2,778
                                                         ----------
  Total investment income                                $  217,540
                                                         ----------
EXPENSES:
 Management fees                                         $  153,423
 Distribution fees (Class II)                                15,087
 Administrative reimbursements                               18,500
 Custodian fees                                              38,476
 Professional fees                                           45,386
 Printing expense                                            11,214
 Miscellaneous                                                1,717
                                                         ----------
  Total expenses                                         $  283,803
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                    (9,953)
  Less fees paid indirectly                                    (815)
                                                         ----------
  Net expenses                                           $  273,035
                                                         ----------
    Net investment income (loss)                         $  (55,495)
                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                            $1,576,824
  Futures contracts                                         167,366
                                                         ----------
                                                         $1,744,190
                                                         ----------
 Change in net unrealized gain or (loss) from:
  Investments                                            $2,521,390
  Futures contracts                                          10,731
                                                         ----------
                                                         $2,532,121
                                                         ----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                      $4,276,311
                                                         ==========
 Net increase (decrease) in net assets resulting
  from operations                                        $4,220,816
                                                         ==========

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED        YEAR ENDED
                                                                                    12/31/04          12/31/03
FROM OPERATIONS:
Net investment income (loss)                                                      $    (55,495)     $       2,125
Net realized gain (loss) on investments                                              1,744,190           (334,168)
Change in net unrealized gain or (loss) on investments, futures contracts and
 foreign currency transactions                                                       2,532,121          3,353,942
                                                                                  ------------      -------------
  Net increase (decrease) in net assets
    resulting from operations                                                     $  4,220,816      $   3,021,899
                                                                                  ------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $ 14,302,057      $  15,752,093
Cost of shares repurchased                                                          (4,493,153)       (10,568,904)
                                                                                  ------------      -------------
 Net increase (decrease) in net assets
  resulting from Fund share transactions                                          $  9,808,904      $   5,183,189
                                                                                  ------------      -------------
 Net increase (decrease) in net assets                                            $ 14,029,720      $   8,205,088
                                                                                  ------------      -------------
NET ASSETS:
Beginning of year                                                                 $ 14,808,299      $   6,603,211
                                                                                  ------------      -------------
End of year                                                                       $ 28,838,019      $  14,808,299
                                                                                  ============      =============
Undistributed net investment income (loss),
 end of year                                                                      $        260      $       3,664
                                                                                  ============      =============

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Small Cap Value VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap Value II Portfolio)
       (Class II shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class II shares only)

The Portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Small Cap Value Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange.

   At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04                               (continued)

   the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes withheld on capital gains at the applicable country rates.

   Small capitalization stocks, while offering the potential for higher returns, such as those in the portfolio may be subject to greater short-term price fluctuations than securities of larger companies.

B. FUTURES CONTRACTS

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2004, Small Company Portfolio had the following open contracts:

                                                   NUMBER OF
                                                   CONTRACTS      SETTLEMENT        MARKET       UNREALIZED
                                    TYPE         LONG/(SHORT)        MONTH          VALUE        GAIN/(LOSS)
                               --------------    ------------     ----------     ----------      -----------
Small Cap Value Portfolio      Russell 2000           5           March 2005     $1,634,875        $33,165

C. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

   At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                                             UNDISTRIBUTED     ACCUMULATED NET
                                            NET INVESTMENT      REALIZED GAIN       PAID-IN
PORTFOLIO                                    INCOME (LOSS)         (LOSS)           CAPITAL
----------------------------------------   ----------------   ----------------   -------------
Pioneer Small Cap Value VCT Portfolio          $52,091             $6,157          $(58,248)
                                               =======             ======          ========

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                                                 2004           2003
                                                              ----------     ----------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                               $       --     $       --
Long-Term capital gain                                                --             --
                                                              ----------     ----------
                                                              $       --     $       --
Return of Capital                                                     --             --
                                                              ----------     ----------
 Total distributions                                          $       --     $       --
                                                              ==========     ==========
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                                 $       --
Undistributed long-term gain/(capital loss carryforward)       1,086,729
Unrealized appreciation (depreciation)                         4,761,280
                                                              ----------
 Total                                                        $5,848,009
                                                              ==========

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

F. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

G. SECURITIES LENDING

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04                               (continued)

   value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolios. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $17,466 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $268 in transfer agent fees payable to PIMSS at December 31, 2004

4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                        NET
                                                     GROSS            GROSS        APPRECIATION/
                                  TAX COST       APPRECIATION     DEPRECIATION     (DEPRECIATION)
                                 ----------      ------------     ------------     --------------
Small Cap Value Portfolio       $22,618,337       $5,335,071       $ (573,791)       $4,761,280
                                ===========       ==========       ==========        ==========

5. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $16,213,181 and $6,667,416, respectively.

6. CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

SMALL CAP VALUE PORTFOLIO           '04 SHARES       '04 AMOUNT        '03 SHARES        '03 AMOUNT
--------------------------------   ------------   ---------------   ---------------   ---------------
 CLASS II:
 Shares sold                          510,952      $  6,774,823         1,276,588      $  13,058,675
 Reinvestment of distributions             --                --                --                 --
 Shares repurchased                  (277,189)       (3,672,701)       (1,028,432)       (10,409,382)
                                     --------      ------------        ----------      -------------
  Net increase                        233,763      $  3,102,122           248,156      $   2,649,293
                                     ========      ============        ==========      =============
 CLASS II:
 Shares sold                          566,136      $  7,527,234           235,328      $   2,693,418
 Reinvestment of distributions             --                --                --                 --
 Shares repurchased                   (61,897)         (820,452)          (14,089)          (159,522)
                                     --------      ------------        ----------      -------------
  Net increase                        504,239      $  6,706,782           221,239      $   2,533,896
                                     --------      ------------        ----------      -------------

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS I SHAREOWNERS OF PIONEER SMALL CAP VALUE VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Small Cap Value VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Cap Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER SMALL CAP VALUE VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Wilmer Cutler Pickering Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS

The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 73 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Trust"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon Agent request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

                             POSITIONS HELD                               PRINCIPAL OCCUPATION           OTHER DIRECTORSHIPS HELD
NAME AND AGE                 WITH THE TRUST    TERM OF OFFICE            DURING PAST FIVE YEARS              BY THIS TRUSTEE
John F. Cogan, Jr. (78)*     Chairman of the   Serves until successor   Trustee and President          Director of Harbor Global
                             Board, Trustee    trustee is elected or    Serves until retirement or     Company, Ltd.
                             and President     earlier retirement or    removal; Deputy Chairman
                                               removal                  and a Director of Pioneer
                                                                        Global Asset Management
                                                                        S.p.A. ("PGAM");
                                                                        Non-Executive Chairman and
                                                                        a Director of Pioneer
                                                                        Investment Management USA
                                                                        Inc. ("PIM-USA"); Chairman
                                                                        and a Director of Pioneer;
                                                                        Director of Pioneer
                                                                        Alternative Investment
                                                                        Management Limited
                                                                        (Dublin); President and a
                                                                        Director of Pioneer
                                                                        Alternative Investment
                                                                        Management (Bermuda)
                                                                        Limited and affiliated
                                                                        funds; President and
                                                                        Director of Pioneer Funds
                                                                        Distributor, Inc. ("PFD");
                                                                        President of all of the
                                                                        Pioneer Funds; and Of
                                                                        Counsel (since 2000,
                                                                        partner prior to 2000),
                                                                        Wilmer Cutler Pickering
                                                                        Hale and Dorr LLP (counsel
                                                                        to PIM-USA and the Pioneer
                                                                        Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

Osbert M. Hood (52)**        Trustee and       Serves until successor   President and Chief            None
                             Executive Vice    trustee is elected or    Executive Officer, PIM-USA
                             President         earlier retirement       since May 2003 (Director
                                               or removal               since January 2001);
                                                                        President and Director of
                                                                        Pioneer since May 2003;
                                                                        Chairman and Director of
                                                                        Pioneer Investment
                                                                        Management Shareholder
                                                                        Services, Inc. ("PIMSS")
                                                                        since May 2003; Executive
                                                                        Vice President of all of
                                                                        the Pioneer Funds since
                                                                        June 2003; Executive Vice
                                                                        President and Chief
                                                                        Operating Officer of
                                                                        PIM-USA, November 2000 to
                                                                        May 2003; Executive Vice
                                                                        President, Chief Financial
                                                                        Officer and Treasurer, John
                                                                        Hancock Advisers, L.L.C.,
                                                                        Boston, MA, November 1999
                                                                        to November 2000; Senior
                                                                        Vice President and Chief
                                                                        Financial Officer, John
                                                                        Hancock Advisers, L.L.C.,
                                                                        April 1997 to November
                                                                        1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

PIONEER SMALL CAP VALUE VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)

INDEPENDENT TRUSTEES

                             POSITIONS HELD                                PRINCIPAL OCCUPATION          OTHER DIRECTORSHIPS HELD
NAME AND AGE                 WITH THE TRUST    TERM OF OFFICE             DURING PAST FIVE YEARS              BY THIS TRUSTEE
David R. Bock** (61)         Trustee           Since 2005. Serves       Senior Vice President and      Director of The Enterprise
3050 K. Street NW,                             until a successor        Chief Financial Officer,       Social Investment Company
Washington, DC 20007                           trustee is elected       I-trax, Inc. (publicly         (privately-held affordable
                                               or earlier retirement    traded health care services    housing finance company);
                                               or removal.              company) (2001-present);       Director of New York
                                                                        Managing Partner, Federal      Mortgage Trust (publicly
                                                                        City Capital Advisors          traded mortgage REIT)
                                                                        (boutique merchant bank)
                                                                        (1995-2000; 2002 to 2004);
                                                                        Executive Vice President and
                                                                        Chief Financial Officer,
                                                                        Pedestal Inc.
                                                                        (internet-based mortgage
                                                                        trading company) (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.

Mary K. Bush (56)            Trustee since     Serves until successor   President, Bush                Director of Brady
3509 Woodbine Street,        2000.             trustee is elected or    International                  Corporation (industrial
Chevy Chase, MD 20815                          earlier retirement or    (international financial       identification and specialty
                                               removal                  advisory firm)                 coated material products
                                                                                                       manufacturer), Millennium
                                                                                                       Chemicals, Inc. (commodity
                                                                                                       chemicals), Mortgage
                                                                                                       Guaranty Insurance
                                                                                                       Corporation, and R.J.
                                                                                                       Reynolds Tobacco Holdings,
                                                                                                       Inc. (tobacco)

Margaret B.W. Graham (57)    Trustee since     Serves until successor   Founding Director, The         None
1001 Sherbrooke Street       2000.             trustee is elected or    Winthrop Group, Inc.
West, Montreal, Quebec,                        earlier retirement or    (consulting firm);
Canada H3A 1G5                                 removal                  Professor of Management,
                                                                        Faculty of Management,
                                                                        McGill University

Marguerite A. Piret (56)     Trustee since     Serves until successor   President and Chief            Director of New America High
One Boston Place,            1995.             trustee is elected or    Executive Officer, Newbury,    Income Fund, Inc.
28th Floor,                                    earlier retirement or    Piret & Company, Inc.          (closed-end investment
Boston, MA 02108                               removal                  (investment banking firm)      company)

Stephen K. West (76)         Trustee since     Serves until successor   Senior Counsel, Sullivan &     Director, The Swiss Helvetia
125 Broad Street,            1995.             trustee is elected or    Cromwell (law firm)            Fund, Inc. (closed-end
New York, NY 10004                             earlier retirement                                      investment company) and
                                               or removal                                              AMVESCAP PLC (investment
                                                                                                       managers)

John Winthrop (68)           Trustee since     Serves until successor   President, John Winthrop &     None
One North Adgers Wharf,      September, 2000.  trustee is elected or    Co., Inc. (private
Charleston, SC 29401                           earlier retirement       investment firm)
                                               or removal

PIONEER SMALL CAP VALUE VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)

                           POSITIONS HELD                                     PRINCIPAL OCCUPATION DURING      OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST            TERM OF OFFICE                 PAST FIVE YEARS           HELD BY THIS OFFICER
Dorothy E. Bourassa       Secretary         Serves at the discretion          Secretary of PIM-USA;           None
(57)                                        of the Board                      Senior Vice President -
                                                                              Legal of Pioneer; and
                                                                              Secretary/Clerk of most of
                                                                              PIM-USA's subsidiaries since
                                                                              October 2000; Secretary of
                                                                              all of the Pioneer Funds
                                                                              since September 2003
                                                                              (Assistant Secretary from
                                                                              November 2000 to September
                                                                              2003); and Senior Counsel,
                                                                              Assistant Vice President
                                                                              and Director of Compliance
                                                                              of PIM-USA from April 1998
                                                                              through October 2000

Christopher J. Kelley     Assistant         Serves at the discretion          Assistant Vice President        None
(40)                      Secretary         of the Board                      and Senior Counsel of
                                                                              Pioneer since July 2002;
                                                                              Vice President and Senior
                                                                              Counsel of BISYS Fund
                                                                              Services, Inc. (April 2001
                                                                              to June 2002); Senior Vice
                                                                              President and Deputy
                                                                              General Counsel of Funds
                                                                              Distributor, Inc. (July
                                                                              2000 to April 2001; Vice
                                                                              President and Associate
                                                                              General Counsel from July
                                                                              1996 to July 2000);
                                                                              Assistant Secretary of all
                                                                              Pioneer Funds since
                                                                              September 2003

David C. Phelan (47)      Assistant         Serves at the discretion          Partner, Wilmer Cutler          None
                          Secretary         of the Board                      Pickering Hale and Dorr
                                                                              LLP; Assistant Secretary of
                                                                              all Pioneer Funds since
                                                                              September 2003

Vincent Nave (59)         Treasurer         Serves at the discretion          Vice President - Fund           None
                                            of the Board                      Accounting, Administration
                                                                              and Custody Services of
                                                                              Pioneer and Treasurer of
                                                                              all of the Pioneer Funds
                                                                              (Assistant Treasurer from
                                                                              June 1999 to November 2000)

Mark E. Bradley (45)      Assistant         Serves at the discretion          Deputy Treasurer of Pioneer     None
                          Treasurer         of the Board                      since 2004; Treasurer and
                                                                              Senior Vice President, CDC
                                                                              IXIS Asset Management
                                                                              Services from 2002 to 2003;
                                                                              Assistant Treasurer and
                                                                              Vice President, MFS
                                                                              Investment Management from
                                                                              1997 to 2002; and Assistant
                                                                              Treasurer of all of the
                                                                              Pioneer Funds since
                                                                              November 2004

Luis I. Presutti (39)     Assistant         Serves at the discretion          Assistant Vice President -      None
                          Treasurer         of the Board                      Fund Accounting,
                                                                              Administration and Custody
                                                                              Services of Pioneer and
                                                                              Assistant Treasurer of all
                                                                              of the Pioneer Funds since
                                                                              November 2000

Gary Sullivan (46)        Assistant         Serves at the discretion          Fund Accounting Manager -       None
                          Treasurer         of the Board                      Fund Accounting,
                                                                              Administration and Custody
                                                                              Services of Pioneer; and
                                                                              Assistant Treasurer of all
                                                                              of the Pioneer Funds since
                                                                              May 2002

PIONEER SMALL CAP VALUE VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)

                           POSITIONS HELD                                     PRINCIPAL OCCUPATION DURING      OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        TERM OF OFFICE                     PAST FIVE YEARS           HELD BY THIS OFFICER
Katharine Kim Sullivan    Assistant         Serves at the discretion          Fund Administration Manager     None
(31)                      Treasurer         of the Board                      - Fund Accounting,
                                                                              Administration and Custody
                                                                              Services since June 2003;
                                                                              Assistant Vice President -
                                                                              Mutual Fund Operations of
                                                                              State Street Corporation
                                                                              from June 2002 to June 2003
                                                                              (formerly Deutsche Bank
                                                                              Asset Management); Pioneer
                                                                              Fund Accounting,
                                                                              Administration and Custody
                                                                              Services (Fund Accounting
                                                                              Manager from August 1999 to
                                                                              May 2002, Fund Accounting
                                                                              Services Supervisor from
                                                                              1997 to July 1999);
                                                                              Assistant Treasurer of all
                                                                              Pioneer Funds since
                                                                              September 2003

Martin J. Wolin (37)      Chief Compliance  Serves at the discretion          Chief Compliance Officer of     None
                          Officer           of the Board                      Pioneer (Director of
                                                                              Compliance and Senior
                                                                              Counsel from November 2000
                                                                              to September 2004); Vice
                                                                              President and Associate
                                                                              General Counsel of UAM Fund
                                                                              Services, Inc. (mutual fund
                                                                              administration company)
                                                                              from February 1998 to
                                                                              November 2000; and Chief
                                                                              Compliance Officer of all
                                                                              of the Pioneer Funds.

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

[PIONEER INVESTMENTS(R) LOGO]


                                                                  [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                      Pioneer Small Cap Value II VCT Portfolio -- Class I Shares


                                                                   ANNUAL REPORT

                                                               December 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

================================================================================

================================================================================

Table of Contents
--------------------------------------------------------------------------------
Pioneer Small Cap Value II VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      5

  Financial Statements                                                         7

  Notes to Financial Statements                                               11

  Report of Independent Registered Public Accounting Firm                     15

  Trustees, Officers and Service Providers                                    16

Please consider a Portfolio's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a Portfolio and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer Portfolio, contact your adviser, call 1-800-225-6292 or visit our website at www.pioneerfunds.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Small Cap Value II VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

================================================================================
PORTFOLIO UPDATE 12/31/04
================================================================================

Portfolio Diversification
(As a percentage of total investment portfolio)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

                       U.S. Common Stocks           92.2%
                       Temporary Cash Investment     5.9%
                       Exchange Traded Fund          1.9%

Sector Distribution
(As a percentage of equity holdings)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

                        Financials                 35.1%
                        Consumer Discretionary     19.8%
                        Industrials                16.4%
                        Information Technology     11.2%
                        Energy                      8.0%
                        Consumer Staples            3.8%
                        Materials                   3.1%
                        Utilities                   1.6%
                        Health Care                 1.0%

Five Largest Holdings
(As a percentage of equity holdings)

1.   World Fuel Services Corp.            3.40%
2.   Champion Enterprises, Inc.           3.32
3.   Cash America International, Inc.     3.12
4.   Lone Star Technologies, Inc.         3.01
5.   Landstar System, Inc.                2.90

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

================================================================================
PERFORMANCE UPDATE 12/31/04
================================================================================

Prices and Distributions

                               12/31/04      12/31/03
Net Asset Value per Share       $ 20.44       $ 17.00

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $   -         $ 0.3371          $    -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Cap Value II VCT Portfolio at net asset value, compared to that of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

       [DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

                      Russell 2000           Pioneer Small Cap
                       Value Index        Value II VCT Portfolio
 4/97                     10,000                  10,000
                          12,840                  13,020
12/98                     10,278                  12,180
                          11,861                  11,999
12/00                     11,147                  14,737
                          13,504                  16,804
12/02                     12,888                  14,884
                          18,402                  21,735
12/04                     22,327                  26,570

The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)


--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class                                                             11.04%
(11/9/01)
5 Years                                                                   13.48%
1 Year                                                                    21.33%

All total returns shown assume reinvestment of distributions at net asset value. Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

--------------------------------------------------------------------------------
Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Small Cap Value II VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

================================================================================
COMPARING ONGOING PORTFOLIO EXPENSES
================================================================================

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divide] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Small Cap Value II VCT
Portfolio

Based on actual returns from July 1, 2004 through December 31, 2004.

          Share Class                                            I
          ------------------------------------------------------------
          Beginning Account Value on 7/1/04                  $1,000.00
          Ending Account Value on 12/31/04                   $1,124.05
          Expenses Paid During Period*                       $    5.37

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Small Cap Value II VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

          Share Class                                            I
          ------------------------------------------------------------
          Beginning Account Value on 7/1/04                  $1,000.00
          Ending Account Value on 12/31/04                   $1,020.06
          Expenses Paid During Period*                       $    5.08

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Small Cap Value II VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

================================================================================
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
================================================================================

David Adams, portfolio manager, and Jack McPherson, assistant portfolio manager, have been managing Pioneer Small Cap Value II VCT Portfolio since Pioneer became the investment manager of the former Safeco Funds on August 2, 2004. Mr. Adams has 12 years of industry experience and has been part of Pioneer's small-cap team since its inception in 1995. Mr. McPherson has 13 years of industry experience.

Q:   Will the management style of the Portfolio change?

A: Our primary emphasis will be on bringing the Portfolio in line with Pioneer's more diversified investment approach. At year end, the Portfolio held 54 stocks; over time, we expect to increase that figure to around 120. Our portfolio building process is bottom-up, meaning that stock selection takes precedence over sector weightings. Whether we will retain existing holdings depends on our review of each company's finances and operations, as well as its current and potential valuation. In the specific case of financial companies, we intend to reduce the Portfolio's exposure to holdings that could be vulnerable to rising rates.

Q: Please describe the investment environment for small-cap value stocks during 2004.

A: Small-capitalization stocks recorded another year of strong performance, outdistancing large caps for the sixth straight year. Traditional value sectors lagged early in 2004, when economic growth seemed about to surge. But value stocks recovered as investors grew cautious in the months preceding the presidential election; they then rode a tide of rising equity prices through year end. Small-cap value issues led their growth counterparts for the fourth year in the last five, although investors were leaning toward growth sectors late in the year. In general, small companies benefited from greater efficiency in operations and expanded operating margins that brought more of each dollar to the bottom line.

Q:   How did the Portfolio perform during the year?

A: For the twelve months ended December 31, 2004, the Portfolio returned 21.33% at net asset value. This result was roughly in line with the Portfolio's benchmark, the Russell 2000 Value Index, which returned 22.25% over the same period.

Q:   What factors most affected performance?

A: Stock selection was the key to overall results, with sector weightings having a smaller impact. Building Materials Holding, a provider of construction services and materials to builders and contractors, moved sharply higher, thanks to continued strength in the housing market. The improving domestic economy was good news for Landstar Systems, which coordinates transportation needs between shippers and transportation providers. Shares of SWS, a well regarded Texas banking and securities firm, also moved up.

     The Portfolio was hurt most by Hangar Orthopedics Group, a provider of orthotic and prosthetic services, which was beset by operating issues and disappointing earnings. Inventory problems pressured shares of Concord Camera, a marketer of private label digital cameras. Other decliners included Hypercom, which supplies credit card terminals and communications systems for transmitting electronic payments, and Hanover Capital Mortgage, a specialized real estate investment trust.

Q:   What is your outlook for the economy and the markets?

A: We are generally optimistic. We think the economy will continue to grow slowly and steadily, giving companies the opportunity to expand profits further. Rising interest rates are also likely in that scenario, but we think the Federal Reserve Board will stay committed to its program of moderate hikes. Good long-term values can be hard to find after an extended rise like the one we have recently seen. But the higher prices go, the more likely some stocks may be to decline sharply on bad news. As value-focused investors, we view those declines as moments of opportunity, because they often produce attractive valuations that go unnoticed in the marketplace.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

--------------------------------------------------------------------------------
A Word About Risk:

Investing in small companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Small Cap Value II VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

================================================================================
SCHEDULE OF INVESTMENTS 12/31/04
================================================================================

      Shares                                                       Value
                  COMMON STOCKS - 96.6%
                  Energy - 7.7%
                  Integrated Oil & Gas - 2.9%
      49,925      LONE STAR TECH*                            $ 1,670,491
                                                             -----------
                  Oil & Gas Drilling - 1.5%
      73,225      Key Energy Services, Inc.*                 $   864,055
                                                             -----------
                  Oil & Gas Refining Marketing &
                  Transportation - 3.3%
      37,900      World Fuel Services Corp.                  $ 1,887,420
                                                             -----------
                  Total Energy                               $ 4,421,966
                                                             -----------
                  Materials - 2.9%
                  Construction Materials - 1.6%
      15,825      Florida Rock Industries, Inc.              $   942,062
                                                             -----------
                  Steel - 1.3%
      22,700      Schnitzer Steel Industries, Inc.*          $   770,211
                                                             -----------
                  Total Materials                            $ 1,712,273
                                                             -----------
                  Capital Goods - 8.0%
                  Aerospace & Defense - 4.3%
      21,900      Precision Castparts Corp.*                 $ 1,438,392
      21,800      United Defense Industries, Inc.*             1,030,050
                                                             -----------
                                                             $ 2,468,442
                                                             -----------
                  Construction & Engineering - 3.7%
      51,650      Astec Industries, Inc.*                    $   888,897
      37,800      URS Corp.*                                   1,213,380
                                                             -----------
                                                             $ 2,102,277
                                                             -----------
                  Total Capital Goods                        $ 4,570,719
                                                             -----------
                  Commercial Services & Supplies - 1.7%
                  Diversified Commercial Services - 1.7%
      20,625      Regis Corp.                                $   951,844
                                                             -----------
                  Total Commercial Services &
                  Supplies                                   $   951,844
                                                             -----------
                  Transportation - 6.2%
                  Air Freight & Couriers - 1.9%
      52,625      Pacer International, Inc.*                 $ 1,118,808
                                                             -----------
                  Trucking - 4.3%
      18,575      Arkansas Best Corp.*                       $   833,832
      21,900      Landstar System, Inc.*                       1,612,716
                                                             -----------
                                                             $ 2,446,548
                                                             -----------
                  Total Transportation                       $ 3,565,356
                                                             -----------
                  Consumer Durables & Apparel - 6.0%
                  Homebuilding - 5.2%
       7,625      Beazer Homes USA, Inc.*                    $ 1,114,851
     156,025      Champion Enterprises, Inc.*                  1,844,216
                                                             -----------
                                                             $ 2,959,067
                                                             -----------

      Shares                                                       Value
                  Housewares & Specialties - 0.4%
      10,100      Furniture Brands International, Inc.*      $   253,005
                                                             -----------
                  Photographic Products - 0.4%
      94,900      Concord Camera Corp.*                      $   217,321
                                                             -----------
                  Total Consumer Durables & Apparel          $ 3,429,393
                                                             -----------
                  Hotels, Restaurants & Leisure - 3.7%
                  Casinos & Gaming - 2.6%
      34,475      Ameristar Casinos, Inc.*                   $ 1,486,217
                                                             -----------
                  Restaurants - 1.1%
      16,650      Jack In The Box, Inc.*                     $   613,886
                                                             -----------
                  Total Hotels, Restaurants & Leisure        $ 2,100,103
                                                             -----------
                  Retailing - 9.5%
                  Catalog Retail - 2.4%
      67,125      Insight Enterprises, Inc.*                 $ 1,377,405
                                                             -----------
                  Home Improvement Retail - 2.7%
      40,800      Building Materials Holding Corp.           $ 1,562,232
                                                             -----------
                  Specialty Stores - 4.4%
      52,625      Foot Locker, Inc.                          $ 1,417,191
      84,100      Hollywood Entertainment Corp.*               1,100,869
                                                             -----------
                                                             $ 2,518,060
                                                             -----------
                  Total Retailing                            $ 5,457,697
                                                             -----------
                  Food, Beverage & Tobacco - 3.7%
                  Packaged Foods & Meats - 2.5%
       9,125      Lancaster Colony Corp.*                    $   391,189
      42,000      Sensient Technologies Corp.*                 1,007,580
                                                             -----------
                                                             $ 1,398,769
                                                             -----------
                  Tobacco - 1.2%
      14,700      Universal Corp/VA*                         $   703,248
                                                             -----------
                  Total, Food Beverage & Tobacco             $ 2,102,017
                                                             -----------
                  Health Care Equipment & Services - 1.0%
                  Health Care Facilities - 1.0%
      69,800      Hanger Orthopedic Group, Inc.*             $   565,380
                                                             -----------
                  Total Health Care Equipment & Services     $   565,380
                                                             -----------
                  Banks - 9.1%
                  Regional Banks - 6.2%
      39,400      Central Pacific Financial Corp.*           $ 1,425,098
      32,100      Greater Bay Bancorp                            894,948
      26,110      Hanmi Financial Corp.                          938,393
       8,743      Provident Bankshares Corp.*                    317,983
                                                             -----------
                                                             $ 3,576,422
                                                             -----------
                  Thrifts & Mortgage Finance - 2.9%
      20,925      BankUnited Financial Corp.*                $   668,554
      21,290      PFF Bancorp, Inc.*                             986,366
                                                             -----------
                                                             $ 1,654,920
                                                             -----------
                  Total Banks                                $ 5,231,342
                                                             -----------

The accompanying notes are an integral part of these financial statements.     5

Pioneer Small Cap Value II VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

================================================================================
SCHEDULE OF INVESTMENTS 12/31/04                                     (continued)
================================================================================

      Shares                                                        Value
                  Diversified Financials - 11.2%
                  Consumer Finance - 5.7%
      62,925      AmeriCredit Corp.*                          $ 1,538,516
      58,300      Cash America International, Inc.*             1,733,259
                                                              -----------
                                                              $ 3,271,775
                                                              -----------
                  Investment Banking & Brokerage - 3.6%
      56,237      Apollo Investment Corp.                     $   849,179
      55,200      SWS Group, Inc.                               1,209,984
                                                              -----------
                                                              $ 2,059,163
                                                              -----------
                  Other Diversified Finance Services - 1.9%
       5,800      iShares Russell 2000 Value (ETF)            $ 1,119,168
                                                              -----------
                  Total Diversified Financials                $ 6,450,106
                                                              -----------
                  Insurance - 6.9%
                  Life & Health Insurance - 1.9%
      13,100      Stancorp Financial Group, Inc.              $ 1,080,750
                                                              -----------
                  Property & Casualty Insurance - 5.0%
      15,350      First American Corp.                        $   539,399
      50,675      Ohio Casualty Corp.*                          1,176,167
      27,500      RLI Corp.                                     1,143,175
                                                              -----------
                                                              $ 2,858,741
                                                              -----------
                  Total Insurance                             $ 3,939,491
                                                              -----------
                  Real Estate - 6.8%
                  REITs - 6.8%
      16,225      Alexandria Real Estate Equities, Inc.       $ 1,207,465
      16,000      Camden Property Trust                           816,000
      31,775      First Potomac Realty Trust                      724,470
      51,100      Hanover Capital Mortgage Holdings, Inc.         551,880
      28,025      Impac Mortgage Holdings, Inc.                   635,327
                                                              -----------
                                                              $ 3,935,142
                                                              -----------
                  Total Real Estate                           $ 3,935,142
                                                              -----------
                  Software & Services - 0.8%
                  Data Processing & Outsourced Services - 0.8%
      78,500      Hypercom Corp.*                             $   464,720
                                                              -----------
                  Total Software & Services                   $   464,720
                                                              -----------
                  Technology Hardware & Equipment - 8.9%
                  Communications Equipment - 2.8%
      19,125      Black Box Corp.                             $   918,383
      16,225      Plantronics Inc.                                672,851
                                                              -----------
                                                              $ 1,591,234
                                                              -----------
                  Computer Storage & Peripherals - 1.7%
      30,600      Imation Corp.                               $   973,998
                                                              -----------
                  Electronic Equipment & Instruments - 0.6%
       8,050      Landauer, Inc.                              $   367,885
                                                              -----------
                  Electronic Manufacturer Services - 2.0%
      33,175      Benchmark Electronics, Inc.*                $ 1,131,268
                                                              -----------

      Shares                                                        Value
                  Technology Distributors - 1.8%
      28,775      Anixter International, Inc.*                $ 1,035,612
                                                              -----------
                  Total Technology Hardware &
                  Equipment                                   $ 5,099,997
                                                              -----------
                  Semiconductors - 1.1%
                  Semiconductors - 1.1%
     113,725      Lattice Semiconductor Corp.*                $   648,233
                                                              -----------
                  Total Semiconductors                        $   648,233
                                                              -----------
                  Utilities - 1.5%
                  Electric Utilities - 1.5%
      28,450      IDACORP, Inc.*                              $   869,711
                                                              -----------
                  Total Utilities                             $   869,711
                                                              -----------
                  TOTAL COMMON STOCKS
                  (Cost $35,972,099)                          $55,515,490
                                                              -----------
   Principal
      Amount
                  TEMPORARY CASH INVESTMENTS - 6.1%
                  Repurchase Agreement - 6.1%
  $3,500,000      UBS Warburg, Inc., 1.00%,
                  dated 12/31/04, repurchase price of
                  3,500,000 plus accrued interest on
                  1/3/05 collateralized by $3,329,000
                  U.S. Treasury Bill, 6.5%, 10/15/06          $ 3,500,000
                                                              -----------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $3,500,000)                           $ 3,500,000
                                                              -----------
                  TOTAL INVESTMENTS IN SECURITIES - 102.7%
                  (Cost $39,472,099)                          $59,015,490
                                                              -----------
                  OTHER ASSETS AND
                  LIABILITIES - (2.7)%                        $(1,552,314)
                                                              -----------
                  TOTAL NET ASSETS - 100.0%                   $57,463,176
                                                              ===========

*  Non-Income producing security

6     The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value II VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================

                                                           Year Ended    Year Ended   Year Ended   Year Ended    Year Ended
Class I                                                   12/31/04 (a)    12/31/03     12/31/02     12/31/01      12/31/00
Net asset value, beginning of period                        $ 17.00       $ 12.16      $ 12.81      $ 10.68      $  11.39
                                                            -------       -------      -------      -------      --------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.10       $  0.09      $  0.07      $  0.13      $   0.02
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           3.68          5.10        ( 0.65)        2.13        ( 0.71)
                                                            -------       -------      -------      -------      --------
  Net increase (decrease) from investment operations        $  3.78       $  5.19      $ (0.58)     $  2.26      $  (0.69)
Distributions to shareowners:
 Net investment income                                           --        ( 0.09)      ( 0.07)      ( 0.13)       ( 0.02)
 Net realized gain                                           ( 0.34)       ( 0.26)          --           --            --
                                                            -------       -------      -------      -------      --------
Net increase (decrease) in net asset value                  $  3.44       $  4.84      $ (0.65)     $  2.13      $  (0.71)
                                                            -------       -------      -------      -------      --------
Net asset value, end of period                              $ 20.44       $ 17.00      $ 12.16      $ 12.81      $  10.68
                                                            =======       =======      =======      =======      ========
Total return*                                                 21.33%        42.78%      ( 4.56)%      21.15%+      ( 6.02)%+
Ratio of net expenses to average net assets                    1.01%         1.05%        1.03%        0.96%         0.95%
Ratio of net investment income to average net assets           0.57%         0.71%        0.54%        1.26%         0.22%
Portfolio turnover rate                                          27%           50%          56%          97%          116%
Net assets, end of period (in thousands)                    $57,463       $40,405      $24,663      $21,598      $ 14,199

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ The total return would have been lower had certain expenses not been reduced during the periods shown.

The accompanying notes are an integral part of these financial statements.     7

Pioneer Small Cap Value II VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

================================================================================
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
================================================================================

ASSETS:
 Investment in securities, at value (cost $39,472,099)      $59,015,490
 Cash                                                            33,272
 Receivables --
 Fund shares sold                                                29,557
 Dividends, interest and foreign taxes withheld                  78,623
                                                            -----------
   Total assets                                             $59,156,942
                                                            -----------
LIABILITIES:
 Payables --
 Investment securities purchased                            $ 1,465,475
 Fund shares repurchased                                        160,827
 Due to affiliates                                               24,775
 Accrued expenses                                                42,689
                                                            -----------
   Total liabilities                                        $ 1,693,766
                                                            -----------
NET ASSETS:
 Paid-in capital                                            $37,709,695
 Undistributed net investment income (loss)                     271,007
 Accumulated undistributed net realized gain (loss)             (60,917)
 Net unrealized gain (loss) on:
 Investments                                                 19,543,391
                                                            -----------
   Total net assets                                         $57,463,176
                                                            -----------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
 Net assets                                                 $57,463,176
 Shares outstanding                                           2,810,750
                                                            -----------
 Net asset value per share                                  $     20.44

8     The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value II VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

================================================================================
STATEMENT OF OPERATIONS
================================================================================

                                                            Year Ended
                                                             12/31/04
INVESTMENT INCOME:
 Dividends                                                  $  701,161
 Interest                                                       29,616
 Income on securities loaned, net                                8,093
                                                            ----------
  Total investment income                                   $  738,870
                                                            ----------
EXPENSES:
 Management fees                                            $  392,303
 Transfer agent fees                                               125
 Administrative fees                                             1,028
 Custodian fees                                                 11,018
 Professional fees                                              27,599
 Printing                                                       29,749
 Fees and expenses of nonaffiliated trustees                     3,986
 Miscellaneous                                                   2,844
                                                            ----------
  Total expenses                                            $  468,652
  Less management fees waived and expenses assumed by
   Pioneer Investment Management, Inc.                            (837)
                                                            ----------
  Less fees paid indirectly
  Net expenses                                              $  467,815
                                                            ----------
    Net investment income (loss)                            $  271,055
                                                            ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                                $1,150,972
                                                            ----------
                                                            $1,150,972
                                                            ----------
 Change in net unrealized gain or loss from:
 Investments                                                $8,540,937
                                                            ----------
                                                            $8,540,937
                                                            ----------
 Net gain (loss) on investments, futures contracts and
 foreign currency transactions                              $9,691,909
                                                            ----------
 Net increase (decrease) in net assets resulting
 from operations                                            $9,962,964
                                                            ==========

The accompanying notes are an integral part of these financial statements.     9

Pioneer Small Cap Value II VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                         Year Ended       Year Ended
                                                                          12/31/04         12/31/03
FROM OPERATIONS:
Net investment income                                                   $    271,055     $   214,079
Net realized gain on investments                                           1,150,972         971,323
Change in net unrealized gain on investments, futures contracts and
 foreign currency transactions                                             8,540,937      10,096,277
                                                                        ------------     -----------
  Net increase in net assets resulting from operations                  $  9,962,964     $11,281,679
                                                                        ------------     -----------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class I                                                                $         --     $  (214,274)
Net realized gain
 Class I                                                                    (928,706)       (599,944)
                                                                        ------------     -----------
  Total distributions to shareowners                                    $   (928,706)    $  (814,218)
                                                                        ------------     -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        $ 19,072,784     $12,609,222
Reinvestment of distributions                                                928,706         814,218
Cost of shares repurchased                                               (11,977,166)     (8,149,243)
                                                                        ------------     -----------
 Net increase in net assets resulting from fund share transactions      $  8,024,324     $ 5,274,197
                                                                        ------------     -----------
 Net increase in net assets                                             $ 17,058,582     $15,741,658
NET ASSETS:
Beginning of year                                                         40,404,594      24,662,936
                                                                        ------------     -----------
End of year                                                             $ 57,463,176     $40,404,594
                                                                        ------------     -----------
Undistributed net investment income, end of year                        $    271,007     $        --
                                                                        ============     ===========

10    The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value II VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

================================================================================
NOTES TO FINANCIAL STATEMENTS 12/31/04
================================================================================

1. Organization and Significant Accounting Policies
The Pioneer Small Cap Value II VCT Portfolio (the Portfolio) (formerly Safeco Small-Cap Value Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two seperate diversified portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio) Pioneer Small Cap Value II VCT Portfolio (Small Cap Value II Portfolio) Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans. As of December 31, 2004, no Class II shares were outstanding for the Portfolio.

The Portfolio, organized on December 10, 2004, is the successor to the Safeco RST Small Cap Value Portfolio. Safeco RST Growth Opportunities Portfolio, one of six series of portfolios that comprised Safeco Resource Series Trust, transferred all of the net assets of Trust shares in exchange for the Portfolio's Class I shares in a one-to-one exchange ratio, on December 10, 2004, pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco RST Small Cap Value Portfolio on December 8, 2004). The Portfolio had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the portfolio's operations.

The investment objective of The Pioneer Small Cap Value II VCT Portfolio is to seek capital appreciation.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately

Pioneer Small Cap Value II VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

================================================================================
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (continued)
================================================================================

   reflects the value of the security as of the close of the exchange. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   Small capitalization stocks, while offering the potential for higher returns, such as those the Small Cap Value II Portfolios may be subject to greater short-term price fluctuations than securities of larger companies.

B. Taxes
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

-----------------------------------------------------------------------------------------
                                                Undistributed     Accumulated
                                               Net Investment       Realized      Paid-In
Portfolio                                       Income (Loss)     Gain (Loss)     Capital
-----------------------------------------------------------------------------------------
Pioneer Small Cap Value II VCT Portfolio           $ (48)             $48          $ (0)
                                                   =====              ===          =====
=========================================================================================

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004, and the distributions paid during the year ended December 31, 2004 on a tax basis as of December 31, 2004. There were no distributions paid during the fiscal year ended December 31, 2003.

-----------------------------------------------------------------------------------------
                                                                 2004           2003
-----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                              $   213,236     $458,985
Long- Term capital gain                                          715,470      355,233
                                                             -----------     --------
                                                             $   928,706     $814,218
Return of Capital                                                     --           --
                                                             -----------     --------
   Total distributions                                       $   928,706     $814,218
                                                             ===========     ========
Distributable Earnings
 (Accumulated Losses):
Undistributed ordinary income                                $   271,007
Undistributed long-term gain/(capital loss carryforward)          34,830
Unrealized appreciation (depreciation)                        19,447,644
                                                             -----------
   Total                                                     $19,753,481
                                                             ===========
=========================================================================================

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, the recognition of unrealized gains or losses on certain futures contracts, and the tax treatment of premium amortization.

Pioneer Small Cap Value II VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

================================================================================

C. Portfolio Shares
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated at the following annual rate of 0.75% of the Portfolio's average daily net assets.

Prior to the reorganization, the Portfolio was advised by Safeco Asset Management, which received an annual fee equal to 0.85% of its average daily net assets.

Through December 10, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 1.01% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $24,650 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
Since the reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $125 in transfer agent fees payable to PIMSS at December 31, 2004. Prior to the reorganization Safeco Services Corporation was the transfer and shareholder services agency.

4. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------------------
                                                                                    Net
                                                    Gross         Gross        Appreciation/
                                    Tax Cost    Appreciation   Depreciation   (Depreciation)
--------------------------------------------------------------------------------------------
Small Cap Value II Portfolio      $39,567,846    $20,420,997    $(973,353)      $19,447,644
                                  ===========    ===========    =========       ===========
============================================================================================

Pioneer Small Cap Value II VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

================================================================================
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (continued)
================================================================================

5. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $18,918,127 and $11,889,509, respectively.

6. Capital Shares
At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

------------------------------------------------------------------------------------------------------
Small Cap Value II Portfolio                '04 Shares      '04 Amount     '03 Shares     '03 Amount
------------------------------------------------------------------------------------------------------

Safeco Trust Shares:
Shares sold -- Safeco                        1,011,658    $  18,295,281      882,446     $ 12,609,222
Reinvestment of Distributions                   47,480          928,706       49,142          814,288
Shares repurchased -- Safeco                  (637,527)     (11,437,564)    (582,906)      (8,149,243)
Shares transferred in reorganization        (2,800,798)     (55,427,794)
Class I:
Shares Sold                                     38,614          777,503
Shares repurchased                             (26,593)        (539,602)
Shares issued in reorganization              2,800,798       55,427,794
                                            ---------------------------------------------------------
 Net increase (decrease)                       433,632    $   8,024,324      348,722     $  5,274,197
                                            =========================================================
======================================================================================================

Pioneer Small Cap Value II VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

================================================================================
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================

To the Board of Trustees of Pioneer Variable Contracts Trust and the Class I Shareowners of Pioneer Small Cap Value II VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Small Cap Value II VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust, (the "Trust"), (formerly Small-Cap Value Portfolio, one of the portfolios that comprised the Safeco Resource Series Trust) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Cap Value II VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2005

Pioneer Small Cap Value II VCT Portfolio

====================================================================================================================================
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
====================================================================================================================================
Investment Adviser                                            Trustees and Officers
Pioneer Investment Management, Inc.                           The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for
Custodian                                                     the Trust's operations. The Trust's Trustees and officers are listed
Brown Brothers Harriman & Co.                                 below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the
Independent Registered Public Accounting Firm                 meaning of the Investment Company Act of 1940 are referred to as
Ernst & Young LLP                                             Interested Trustees. Trustees who are not interested persons of the
                                                              Trust are referred to as Independent Trustees. Each of the Trustees
Principal Underwriter                                         serves as a trustee of each of the 73 U.S. registered investment
Pioneer Funds Distributor, Inc.                               portfolios for which Pioneer Investment Management, Inc. ("Pioneer")
                                                              serves as investment adviser (the "Trust"). The address for all
Legal Counsel                                                 Interested Trustees and all officers of the Portfolio is 60 State
Wilmer Cutler Pickering Hale and Dorr LLP                     Street, Boston, Massachusetts 02109.

Shareowner Services and Transfer                              The Trust's statement of additional information provides more detailed
Pioneer Investment Management Shareholder Services, Inc.      information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

                                                              Proxy Voting Policies and Procedures of the Trust are available without charge, upon Agent request, by calling our toll free number
                                                              (1-800-225-6292). This information is also available online at
                                                              pioneerfunds.com.
====================================================================================================================================
INTERESTED TRUSTEES
====================================================================================================================================

                              POSITIONS HELD                               PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST        TERM OF OFFICE         DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE

John F. Cogan, Jr. (78)*      Chairman of the       Serves until           Trustee and President Serves     Director of Harbor
                              Board, Trustee and    successor trustee is   until retirement or removal;     Global Company, Ltd.
                              President             elected or earlier     Deputy Chairman and a Director
                                                    retirement or          of Pioneer Global Asset
                                                    removal                Management S.p.A. ("PGAM");
                                                                           Non-Executive Chairman and a
                                                                           Director of Pioneer Investment
                                                                           Management USA Inc.
                                                                           ("PIM-USA"); Chairman and a
                                                                           Director of Pioneer; Director
                                                                           of Pioneer Alternative
                                                                           Investment Management Limited
                                                                           (Dublin); President and a
                                                                           Director of Pioneer
                                                                           Alternative Investment
                                                                           Management (Bermuda) Limited
                                                                           and affiliated funds;
                                                                           President and Director of
                                                                           Pioneer Funds Distributor,
                                                                           Inc. ("PFD"); President of all
                                                                           of the Pioneer Funds; and Of
                                                                           Counsel (since 2000, partner
                                                                           prior to 2000), Wilmer Cutler
                                                                           Pickering Hale and Dorr LLP
                                                                           (counsel to PIM-USA and the
                                                                           Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
====================================================================================================================================

Osbert M. Hood (52)**         Trustee and           Serves until           President and Chief Executive    None
                              Executive Vice        successor trustee is   Officer, PIM-USA since May
                              President             elected or earlier     2003 (Director since January
                                                    retirement or removal  2001); President and Director
                                                                           of Pioneer since May 2003;
                                                                           Chairman and Director of
                                                                           Pioneer Investment Management
                                                                           Shareholder Services, Inc.
                                                                           ("PIMSS") since May 2003;
                                                                           Executive Vice President of
                                                                           all of the Pioneer Funds since
                                                                           June 2003; Executive Vice
                                                                           President and Chief Operating
                                                                           Officer of PIM-USA, November
                                                                           2000 to May 2003; Executive
                                                                           Vice President, Chief
                                                                           Financial Officer and
                                                                           Treasurer, John Hancock
                                                                           Advisers, L.L.C., Boston, MA,
                                                                           November 1999 to November
                                                                           2000; Senior Vice President
                                                                           and Chief Financial Officer,
                                                                           John Hancock Advisers, L.L.C.,
                                                                           April 1997 to November 1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
====================================================================================================================================

Pioneer Small Cap Value II VCT Portfolio

================================================================================
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
================================================================================

====================================================================================================================================
INDEPENDENT TRUSTEES
====================================================================================================================================

                              POSITIONS HELD                               PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST        TERM OF OFFICE         DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
David R. Bock **(61)          Trustee since 2005.   Serves until a         Senior Vice President and        Director of The
3050 K. Street NW,                                  successor trustee      Chief Financial Officer,         Enterprise Social
Washington, DC 20007                                is elected or earlier  I-trax, Inc. (publicly traded    Investment Company
                                                    retirement or removal. health care services company)    (privately-held
                                                                           (2001-present); Managing         affordable housing
                                                                           Partner, Federal City Capital    finance company);
                                                                           Advisors (boutique merchant      Director of New York
                                                                           bank)(1995 -2000; 2002 to        Mortgage Trust (publicly
                                                                           2004); Executive Vice            traded mortgage REIT)
                                                                           President and Chief Financial
                                                                           Officer, Pedestal Inc.
                                                                           (internet-based mortgage
                                                                           trading company) (2000-2002)

* Mr. Bock became a Trustee of the Trust on January 1, 2005
====================================================================================================================================
Mary K. Bush (56)             Trustee since 2000.   Serves until           President, Bush International    Director of Brady
3509 Woodbine Street,                               successor trustee      (international financial         Corporation (industrial
Chevy Chase, MD 20815                               is elected or earlier  advisory firm)                   identification and
                                                    retirement or removal                                   specialty coated
                                                                                                            material products
                                                                                                            manufacturer),
                                                                                                            Millennium Chemicals,
                                                                                                            Inc. (commodity
                                                                                                            chemicals), Mortgage
                                                                                                            Guaranty Insurance
                                                                                                            Corporation, and R.J.
                                                                                                            Reynolds Tobacco
                                                                                                            Holdings, Inc. (tobacco)
====================================================================================================================================
Margaret B.W. Graham (57)     Trustee since 2000.   Serves until           Founding Director, The           None
1001 Sherbrooke Street                              successor trustee      Winthrop Group, Inc.
West, Montreal, Quebec,                             is elected or earlier  (consulting firm); Professor
Canada H3A 1G5                                      retirement or removal  of Management, Faculty of
                                                                           Management, McGill University
====================================================================================================================================
Marguerite A. Piret (56)      Trustee since 1995.   Serves until           President and Chief Executive    Director of New America
One Boston Place,                                   successor trustee      Officer, Newbury, Piret &        High Income Fund, Inc.
28th Floor,                                         is elected or earlier  Company, Inc. (investment        (closed-end investment
Boston, MA 02108                                    retirement or removal  banking firm)                    company)
====================================================================================================================================
Stephen K. West (76)          Trustee since 1995.   Serves until           Senior Counsel, Sullivan &       Director, The Swiss
125 Broad Street,                                   successor trustee      Cromwell (law firm)              Helvetia Fund, Inc.
New York, NY 10004                                  is elected or earlier                                   (closed-end investment
                                                    retirement or removal                                   company) and AMVESCAP
                                                                                                            PLC (investment
                                                                                                            managers)
====================================================================================================================================
John Winthrop (68)            Trustee since         Serves until           President, John Winthrop & Co.,  None
One North Adgers Wharf,       September, 2000.      successor trustee      Inc. (private investment firm)
Charleston, SC 29401                                is elected or earlier
                                                    retirement or removal
====================================================================================================================================

Pioneer Small Cap Value II VCT Portfolio

================================================================================
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
================================================================================

====================================================================================================================================
TRUST OFFICERS
====================================================================================================================================

                              POSITIONS HELD                               PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST        TERM OF OFFICE         DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
Dorothy E. Bourassa (57)      Secretary             Serves at the          Secretary of PIM-USA; Senior     None
                                                    discretion of          Vice President - Legal of
                                                    the Board              Pioneer; and Secretary/Clerk
                                                                           of most of PIM-USA's
                                                                           subsidiaries since October
                                                                           2000; Secretary of all of the
                                                                           Pioneer Funds since September
                                                                           2003 (Assistant Secretary from
                                                                           November 2000 to September
                                                                           2003); and Senior Counsel,
                                                                           Assistant Vice President and
                                                                           Director of Compliance of
                                                                           PIM-USA from April 1998
                                                                           through October 2000
====================================================================================================================================
Christopher J. Kelley (40)    Assistant Secretary   Serves at the          Assistant Vice President and     None
                                                    discretion of          Senior Counsel of Pioneer
                                                    the Board              since July 2002; Vice
                                                                           President and Senior Counsel
                                                                           of BISYS Fund Services, Inc.
                                                                           (April 2001 to June 2002);
                                                                           Senior Vice President and
                                                                           Deputy General Counsel of
                                                                           Funds Distributor, Inc. (July
                                                                           2000 to April 2001; Vice
                                                                           President and Associate
                                                                           General Counsel from July 1996
                                                                           to July 2000); Assistant
                                                                           Secretary of all Pioneer Funds
                                                                           since September 2003
====================================================================================================================================
David C. Phelan (47)          Assistant Secretary   Serves at the          Partner, Wilmer Cutler           None
                                                    discretion of          Pickering Hale and Dorr LLP;
                                                    the Board              Assistant Secretary of all
                                                                           Pioneer Funds since September
                                                                           2003
====================================================================================================================================
Vincent Nave (59)             Treasurer             Serves at the          Vice President - Fund            None
                                                    discretion of          Accounting, Administration and
                                                    the Board              Custody Services of Pioneer;
                                                                           and Treasurer of all of the
                                                                           Pioneer Funds (Assistant
                                                                           Treasurer from June 1999 to
                                                                           November 2000)
====================================================================================================================================
Mark E. Bradley (45)          Assistant Treasurer   Serves at the          Deputy Treasurer of Pioneer      None
                                                    discretion of          since 2004; Treasurer and
                                                    the Board              Senior Vice President, CDC
                                                                           IXIS Asset Management Services
                                                                           from 2002 to 2003; Assistant
                                                                           Treasurer and Vice President,
                                                                           MFS Investment Management from
                                                                           1997 to 2002; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds since November
                                                                           2004
====================================================================================================================================
Luis I. Presutti (39)         Assistant Treasurer   Serves at the          Assistant Vice President -       None
                                                    discretion of          Fund Accounting,
                                                    the Board              Administration and Custody
                                                                           Services of Pioneer; and
                                                                           Assistant Treasurer of all of
                                                                           the Pioneer Funds since
                                                                           November 2000
====================================================================================================================================
Gary Sullivan (46)            Assistant Treasurer   Serves at the          Fund Accounting Manager - Fund   None
                                                    discretion of          Accounting, Administration and
                                                    the Board              Custody Services of Pioneer;
                                                                           and Assistant Treasurer of all
                                                                           of the Pioneer Funds since May
                                                                           2002
====================================================================================================================================

Pioneer Small Cap Value II VCT Portfolio

================================================================================
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
================================================================================

====================================================================================================================================
TRUST OFFICERS
====================================================================================================================================

                              POSITIONS HELD                               PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST        TERM OF OFFICE         DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
Katharine Kim Sullivan (31)   Assistant Treasurer   Serves at the          Fund Administration Manager -    None
                                                    discretion of          Fund Accounting,
                                                    the Board              Administration and Custody
                                                                           Services since June 2003;
                                                                           Assistant Vice President -
                                                                           Mutual Fund Operations of
                                                                           State Street Corporation from
                                                                           June 2002 to June 2003
                                                                           (formerly Deutsche Bank Asset
                                                                           Management); Pioneer Fund
                                                                           Accounting, Administration and
                                                                           Custody Services (Fund
                                                                           Accounting Manager from August
                                                                           1999 to May 2002, Fund
                                                                           Accounting Services Supervisor
                                                                           from 1997 to July 1999);
                                                                           Assistant Treasurer of all
                                                                           Pioneer Funds since September
                                                                           2003
====================================================================================================================================
Martin J. Wolin (37)          Chief Compliance      Serves at the          Chief Compliance Officer of      None
                              Officer               discretion of          Pioneer (Director of
                                                    the Board              Compliance and Senior Counsel
                                                                           from November 2000 to
                                                                           September 2004); Vice
                                                                           President and Associate
                                                                           General Counsel of UAM Fund
                                                                           Services, Inc. (mutual fund
                                                                           administration company) from
                                                                           February 1998 to November
                                                                           2000; and Chief Compliance
                                                                           Officer of all of the Pioneer
                                                                           Funds.
====================================================================================================================================

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                      PIONEER REAL ESTATE SHARES VCT PORTFOLIO -- CLASS I SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

   Portfolio and Performance Update                           2

   Comparing Ongoing Portfolio Expenses                       3

   Portfolio Management Discussion                            4

   Schedule of Investments                                    5

   Financial Statements                                       6

   Notes to Financial Statements                             10

   Report of Independent Registered Public Accounting Firm   15

   Trustees, Officers and Service Providers                  16

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT www.pioneerfunds.com.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT http://www.sec.gov. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks          92.1%
Temporary Cash Investment    7.9%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Office                   20.3%
Apartmet                 18.6%
Regional Mall            13.4%
Industrials              13.1%
Shopping Center          12.0%
Hotel                    10.1%
Diversified               7.7%
Self Storage              4.0%
Manufactured Homes        0.4%
Health Care               0.4%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Simon DeBartolo Group, Inc.   6.58%
2. Boston Properties, Inc.       5.08
3. AvalonBay Communities, Inc.   4.82
4. Equity Residential Property
      Trust                      4.37
5. Catellus Development Corp.    4.19

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

PRICES AND DISTRIBUTIONS

                            12/31/04   12/31/03
Net Asset Value per Share    $ 24.30    $ 18.57

DISTRIBUTIONS PER SHARE               SHORT-TERM      LONG-TERM
(1/1/04 - 12/31/04)       DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                           $ 0.4466      $ 0.2128        $ 0.1166

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER REAL ESTATE SHARES VCT PORTFOLIO at net asset value, compared to that of the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           Wilshire Real Estate   Pioneer Real Estate
        Securities Index Shares         VCT Portfolio
 3/95                    10,000                10,000
                         11,322                11,696
12/96                    15,497                15,875
                         18,565                19,235
12/98                    15,330                15,629
                         14,841                14,977
12/00                    19,403                19,397
                         21,431                20,911
12/02                    21,983                21,440
                         30,133                28,890
12/04                    40,622                39,215

Index comparison begins on 2/28/95. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
Life-of-Class   14.90%
(3/1/95)
5 Years         21.23%
1 Year          35.74%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to variable product's annual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER REAL ESTATE SHARES VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

          SHARE CLASS                             I           II
          ---------------------------------   ----------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,263.87   $ 1,262.50
          Expenses Paid During Period*        $     5.77   $     7.18

* Expenses are equal to the Portfolio's annualized expense ratio of 1.01% and 1.26% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER REAL ESTATE SHARES VCT PORTFOLIO

Based on a hypothetical 5% return per year return before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

          SHARE CLASS                             I           II
          ---------------------------------   ----------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,020.21   $ 1,018.95
          Expenses Paid During Period*        $     5.15   $     6.41

* Expenses are equal to the Portfolio's annualized expense ratio of 1.01% and 1.26% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

A WORD ABOUT RISK:

THE PORTFOLIO INVESTS IN REIT SECURITIES, THE VALUE OF WHICH CAN FALL FOR A VARIETY OF REASONS, SUCH AS DECLINES IN RENTAL INCOME, POOR PROPERTY MANAGEMENT, ENVIRONMENTAL LIABILITIES, UNINSURED DAMAGE, INCREASED COMPETITION, OR CHANGES IN REAL ESTATE TAX LAWS.

CALL 800-688-9915 OR VISIT www.pioneerfunds.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN.

PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS, PERFORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHERWISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

For the fifth year in a row, real estate stocks achieved positive returns and outperformed the broader market indices. As Matthew Troxell of AEW Capital Management, L.P. explains in the following interview, it will fall to astute stock selection to identify the real estate investments most likely to continue this momentum into the New Year after such a rewarding multi-year rally.

Q:   HOW DID THE PORTFOLIO PERFORM DURING FISCAL 2004?

A: Performance by property type was universally strong. For the 12 months ended December 31, 2004, Class I shares rose 35.74% at net asset value. This performance slightly outperformed the 34.81% return for the Wilshire Real Estate Securities Index for the same period.

     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   WHAT INVESTMENTS CONTRIBUTED TO PERFORMANCE?

A: Strong operating fundamentals at the property level and solid consumer spending patterns boosted returns of regional mall real estate investment trusts (REITs). One of the Portfolio's largest holdings, Simon Property Group, performed strongly in the last quarter of the fiscal year. This REIT announced the acquisition of Chelsea Property Group (also held by the Portfolio) during the first half of the fiscal year. Initially, investors reacted negatively. But we viewed the proposed merger very positively, because Chelsea Property Group, which owns factory outlet shopping centers in Japan as well as in the United States, would add international diversity and a new retail avenue of growth to Simon's current portfolio. Each company's board of directors and Chelsea's shareholders unanimously approved the definitive merger agreement, and the company's stock rallied nicely.

     While the outlook for the office sector is improving as a result of positive job growth, it takes longer for the improvements to manifest themselves at the property owner level. (Tenants must first use their existing empty space before seeking new office space.) Boston Properties, Inc., which holds a portfolio of high-quality buildings in markets with high barriers to entry, exemplifies the kind of resilient, well-managed company that has weathered the office downturn better than many of its counterparts. This office REIT returned 42.5% for 2004.

     A sector of the real estate market that recovered well in 2004 was apartments. AvalonBay Communities, Inc. was one of the Portfolio's best performing stocks for the reporting period. Like the office sector, multi-family housing is benefiting from positive job growth, which helps increase demand for apartments. In addition, we're seeing tremendous demand for the conversion of apartments to condominiums in a number of markets, including southeast Florida and southern California, where the price of owning a home is prohibitive for many people. This increased demand is improving fundamentals while condo conversion demand provides support for asset prices - a scenario that creates a natural price support.

     In the lodging sector, our selection of hotels did well, but it was the presence of Starwood Hotels and Resorts that dramatically impacted performance with its 64.7% return for 2004. This hotel, like many in its universe, saw great improvement in occupancy rates - resulting in a greater number of rooms being rented in 2004 than 2003. Much of the improvement was due to the ability of management to increase room rates, which is a more powerful driver of profitability than occupancy rates.

Q:   ANY STOCKS PROVE TO BE DISAPPOINTING?

A: Despite the positive performance of industrial stocks, the sector detracted from performance relatively speaking, since the group underperformed the index. The Portfolio's investments in Liberty Property Trust, an office and industrial REIT, lagged the market due to investor concerns about management's decision to delay construction of a new office building in downtown Philadelphia until an anchor tenant was found. When Comcast signed on as a tenant, the stock recovered. We remain confident that management at Liberty has a good understanding of their business and holds strong assets.

Q:   WHAT IS YOUR OUTLOOK?

A: With the underlying fundamentals improving, real estate stocks appear poised to continue strengthening. However, after such impressive performance during the past five years, we would not be surprised to see a moderating of performance returns in 2005. As the proverbial tide lifts all boats, we expect to take a more cautious approach, knowing that astute stock picking will be challenging but all the more important in the upcoming months.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

   SHARES                                                         VALUE
            COMMON STOCKS - 97.7%
            HOTELS, RESTAURANTS & LEISURE - 5.4%
            HOTELS, RESORTS & CRUISE LINES - 5.4%
   93,500   Hilton Hotels Corp.                           $   2,126,190
   54,000   Starwood Hotels & Resorts                         3,153,600
                                                          -------------
                                                          $   5,279,790
                                                          -------------
            TOTAL HOTELS, RESTAURANTS & LEISURE           $   5,279,790
                                                          -------------
            DIVERSIFIED FINANCIALS - 3.3%
            DIVERSIFIED FINANCIAL SERVICES - 3.3%
   86,000   Brookfield Properties Corp. (a)               $   3,216,400
                                                          -------------
            TOTAL DIVERSIFIED FINANCIALS                  $   3,216,400
                                                          -------------
            REAL ESTATE - 89.1%
            REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.5%
  131,500   Catellus Development Corp.                    $   4,023,900
   27,500   Kite Realty Group Trust                             420,200
                                                          -------------
                                                          $   4,444,100
                                                          -------------
            REAL ESTATE INVESTMENT TRUSTS - 84.6%
   38,000   Apartment Investment & Management Co.         $   1,464,520
   46,200   AMB Property Corp.                                1,866,018
   40,000   Arden Realty Group, Inc.                          1,508,800
  102,000   Archstone Communities Trust                       3,906,600
   61,500   AvalonBay Communities, Inc.                       4,630,950
   20,500   BioMed Property Trust, Inc.                         455,305
   75,500   Boston Properties, Inc.                           4,882,585
    6,200   Capital Automotive                                  220,255
   44,600   Camden Property Trust                             2,274,600
   19,000   Carramerica Realty Corp.                            627,000
   21,000   Corporate Office Properties                         616,350
   74,000   Developers Diversifies Realty Corp.               3,283,380
   53,000   Duke Realty Investments, Inc.                     1,809,420
   11,300   Equity Lifestyle Properties, Inc.                   403,975
   86,000   Equity Office Properties Trust                    2,504,320
  116,000   Equity Residential Property Trust (a)             4,196,880
   12,100   First Potomac Realty Trust                          275,880
   38,000   Federal Realty Investment Trust                   1,962,700
   74,500   General Growth Properties, Inc.                   2,693,920
   51,000   Highwoods Properties, Inc.                        1,412,700
  196,800   Host Marriott Corp.                               3,404,640
   14,500   Hospitality Properties Trust                        667,000
    9,000   Healthcare Realty Trust, Inc.                       366,300
   24,500   iStar Financial, Inc.                             1,108,870
   16,500   Kimco Realty Corp.                                  956,835
   12,000   Kilroy Realty Corp.                                 513,000
   82,000   Liberty Property Trust                            3,542,400
   30,900   The Macerich Co.                              $   1,940,520
   90,900   ProLogis Trust                                    3,938,697
   30,800   Pan Pacific Retail Properties, Inc.               1,931,160
   41,000   Prentiss Properties Trust                         1,566,200
   44,000   Public Storage, Inc.                              2,453,000
   25,000   PS Business Parks, Inc.                           1,127,500
   53,600   Regency Centers Corp.                             2,969,440
   10,800   Spirit Finance Corp.* (a)                           136,620
   30,500   Shurgard Storage Centers, Inc.                    1,342,305
   24,700   Strategic Hotel Capital, Inc.                       407,550
   97,800   Simon DeBartolo Group, Inc.                       6,324,726
   63,400   Taubman Centers, Inc.                             1,898,830
   70,400   Trizec Properties Inc.                            1,331,968
   57,000   United Dominion Realty Trust                      1,413,600
   36,500   Vornado Realty Trust (a)                          2,778,745
                                                          -------------
                                                          $  83,116,064
                                                          -------------
            TOTAL REAL ESTATE                             $  87,560,164
                                                          -------------
            TOTAL COMMON STOCKS
            (Cost $63,722,198)                            $  96,056,354
                                                          -------------
            TEMPORARY CASH INVESTMENT - 8.4%
            SECURITY LENDING COLLATERAL - 8.4%
8,225,580   Securities Lending
            Investment Fund, 2.18%                        $   8,225,580
                                                          -------------
            TOTAL TEMPORARY CASH
            INVESTMENT
            (Cost $8,225,580)                             $   8,225,580
                                                          -------------
            TOTAL INVESTMENTS IN
            SECURITIES - 106.1%
            (Cost $71,947,778)                            $ 104,281,934
                                                          -------------
            OTHER ASSETS
            AND LIABILITIES - (6.1)%                      $  (6,035,766)
                                                          -------------
            TOTAL NET ASSETS - 100.0%                     $  98,246,168
                                                          =============

*    Non-income producing security

(a)  At December 31, 2004, the following securities were out on loan:

SHARES   SECURITY                            MARKET VALUE
81,700   Brookfield Properties Corp.         $ 3,055,580
58,700   Equity Residential Property Trust     2,123,766
10,260   Spirit Finance Corp.*                   129,789
34,675   Vornado Realty Trust                  2,639,808
                                             -----------
         TOTAL                               $ 7,948,943
                                             ===========

The accompanying notes are an integral part of these financial statements.     5

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS I                                                       12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
Net asset value, beginning of period                          $  18.57     $  14.47     $  14.77     $  14.42     $  11.73
                                                              --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
   Net investment income                                      $   0.50     $   0.74     $   0.62     $   0.68     $   0.71
   Net realized and unrealized gain (loss) on investments         6.01         4.16        (0.23)        0.40         2.67
                                                              --------     --------     --------     --------     --------
      Net increase (decrease) from investment operations      $   6.51     $   4.90     $   0.39     $   1.08     $   3.38
Distributions to shareowners:
   Net investment income                                        ( 0.45)       (0.64)       (0.69)       (0.56)       (0.59)
   Net realized gain                                            ( 0.33)          --           --           --           --
   Tax return of capital                                            --        (0.16)          --        (0.17)       (0.10)
                                                              --------     --------     --------     --------     --------
      Net increase (decrease) in net asset value              $   5.73     $   4.10     $  (0.30)    $   0.35     $   2.69
                                                              --------     --------     --------     --------     --------
Net asset value, end of period                                $  24.30     $  18.57     $  14.47     $  14.77     $  14.42
                                                              ========     ========     ========     ========     ========
Total return*                                                    35.74%       34.75%       (2.53)%       7.80%       29.51%
Ratio of net expenses to average net assets+                      0.98%        1.03%        1.07%        1.16%        1.10%
Ratio of net investment income to average net assets+             2.41%        4.49%        4.76%        4.71%        5.02%
Portfolio turnover rate                                             35%          20%          29%          34%          31%
Net assets, end of period (in thousands)                      $ 36,447     $ 31,891     $ 29,873     $ 33,026     $ 32,982
Ratios with no waiver of management fees and
   assumption of expenses by PIM and no reduction for
   fees paid indirectly:
   Net expenses                                                   0.98%        1.03%        1.07%        1.16%        1.10%
   Net investment income                                          2.41%        4.49%        4.76%        4.71%        5.02%
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                   0.98%        1.03%        1.07%        1.16%        1.10%
   Net investment income                                          2.41%        4.49%        4.76%        4.71%        5.02%

(a)  Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no reduction for fees paid indirectly.

6     The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including securities loaned of $7,948,943) (Cost $71,947,778)   $ 104,281,934
   Cash                                                                                                    2,220,578
   Receivables --
      Fund shares sold                                                                                        15,950
      Dividends, interest and foreign taxes withheld                                                         561,625
   Other                                                                                                       3,635
                                                                                                       -------------
         Total assets                                                                                  $ 107,083,722
                                                                                                       -------------
LIABILITIES:
   Payables --
      Investment securities purchased                                                                  $     404,407
      Fund shares repurchased                                                                                 60,248
      Upon return for securities loaned                                                                    8,225,580
   Due to affiliates                                                                                          82,031
   Accrued expenses                                                                                           65,288
                                                                                                       -------------
         Total liabilities                                                                             $   8,837,554
                                                                                                       -------------
NET ASSETS:
   Paid-in capital                                                                                     $  62,351,060
   Undistributed net investment income (loss)                                                                286,854
   Accumulated undistributed net realized gain (loss)                                                      3,274,098
   Net unrealized gain (loss) on:
      Investments                                                                                         32,334,156
                                                                                                       -------------
         Total net assets                                                                              $  98,246,168
                                                                                                       -------------
NET ASSET VALUE PER SHARE:
   CLASS I:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                       $  36,447,028
   Shares outstanding                                                                                      1,499,747
                                                                                                       -------------
      Net asset value per share                                                                        $       24.30
   CLASS II:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                       $  61,799,140
   Shares outstanding                                                                                      2,547,790
                                                                                                       -------------
      Net asset value per share                                                                        $       24.26

The accompanying notes are an integral part of these financial statements.     7

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                          YEAR ENDED
                                                           12/31/04
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $3,560)   $  2,668,265
   Interest                                                    28,012
   Income on securities loaned, net                             1,856
                                                         ------------
         Total investment income                         $  2,698,133
                                                         ------------
EXPENSES:
   Management fees                                       $    632,167
   Transfer agent fees and expenses                             3,007
   Distribution fees (Class II)                               117,814
   Administrative reimbursements                               18,500
   Custodian fees                                              34,727
   Professional fees                                           46,225
   Printing expense                                            37,031
   Miscellaneous                                                2,572
                                                         ------------
         Total expenses                                  $    892,043
         Net expenses                                    $    892,043
                                                         ------------
            Net investment income (loss)                 $  1,806,090
                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                        $  7,508,438
                                                         ------------
                                                         $  7,508,438
                                                         ------------
   Change in net unrealized gain or loss from:
      Investments                                        $ 15,633,552
                                                         ------------
                                                         $ 15,633,552
                                                         ------------
   Net gain (loss) on investments, futures contracts
      and foreign currency transactions                  $ 23,141,990
                                                         ============
   Net increase (decrease) in net assets resulting
      from operations                                    $ 24,948,080
                                                         ============

8    The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED      YEAR ENDED
                                                                                     12/31/04        12/31/03
FROM OPERATIONS:
Net investment income (loss)                                                      $   1,806,090   $   2,666,503
Net realized gain (loss) on investments                                               7,508,438        (441,521)
Change in net unrealized gain or loss on investments, futures contracts and
   foreign currency transactions                                                     15,633,552      15,916,594
                                                                                  -------------   -------------
      Net increase (decrease) in net assets
         resulting from operations                                                $  24,948,080   $  18,141,576
                                                                                  -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                        $    (707,216)  $  (1,049,939)
   Class II                                                                            (916,414)     (1,121,546)
Net Realized Gains
   Class I                                                                             (493,376)             --
   Class II                                                                            (803,210)             --
Tax return of capital
   Class I                                                                                   --        (372,973)
   Class II                                                                                  --        (398,048)
                                                                                  -------------   -------------
      Total distributions to shareowners                                          $  (2,920,216)  $  (2,942,506)
                                                                                  -------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $  20,027,996   $   9,753,610
Reinvestment of distributions                                                         2,920,216       2,942,506
Cost of shares repurchased                                                          (18,513,875)    (17,969,003)
                                                                                  -------------   -------------
   Net increase (decrease) in net assets resulting from Fund share transactions   $   4,434,337   $  (5,272,887)
                                                                                  -------------   -------------
   Net increase (decrease) in net assets                                          $  26,462,201   $   9,926,183
                                                                                  -------------   -------------
NET ASSETS:
Beginning of year                                                                 $  71,783,967   $  61,857,784
                                                                                  -------------   -------------
End of year                                                                       $  98,246,168   $  71,783,967
                                                                                  =============   =============
Undistributed net investment income (loss),
   end of year                                                                    $     286,854   $     153,315
                                                                                  =============   =============

The accompanying notes are an integral part of these financial statements.     9

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Real Estate Shares VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small
      Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap
      Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
      Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio
      (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio
      (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio) (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value I Portfolio) (Class II shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Real Estate Shares Portfolio pursues long-term capital growth, with current income as a secondary objective.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

     Because Real Estate Shares Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

B.   FUTURES CONTRACTS

     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2004, Real Estate Shares had no open contracts.

C.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     A portion of the dividend income recorded by Real Estate Shares Portfolio is from distributions by publicly

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Trust as a reduction of the cost basis of the securities held and those determined to be capital gains are reflected as such on the statement of operations.

     At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                                           UNDISTRIBUTED NET   ACCUMULATED NET
                                           INVESTMENT INCOME      REALIZED
PORTFOLIO                                        (LOSS)          GAIN (LOSS)     PAID-IN CAPITAL
----------------------------------------   -----------------   ---------------   ---------------
Pioneer Real Estate Shares VCT Portfolio       $ (48,921)          $ 19,456         $ 29,465
                                               =========           ========         ========

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                                                    2004         2003*
                                                                -----------   ----------
     DISTRIBUTIONS PAID FROM:
     Ordinary Income                                            $ 2,449,917   $ 2,171,485
     Long-Term capital gain                                         470,299            --
                                                                -----------   -----------
                                                                $ 2,920,216   $ 2,171,485
                                                                -----------   -----------
     Return of Capital                                                   --       771,021
     Total distributions                                        $ 2,920,216   $ 2,942,506
                                                                ===========   ===========
     DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
     Undistributed long-term gain/(capital loss carryforward)   $ 3,564,562
     REIT Dividend Payable                                          286,854
     Unrealized appreciation (depreciation)                      32,043,692
                                                                -----------
     Total                                                      $35,895,108
                                                                ===========

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

     * Included in the Portfolio's distributions from 2003 ordinary income is $192,564 in excess of investment company taxable income, which, in accordance with U.S. tax law, is taxable to shareowners as ordinary income distributions.

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, the recognition of unrealized gains or losses on certain futures contracts, and the tax treatment of premium amortization.

F.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Portfolio. Management fees are calculated daily at the following annual rate of 0.80% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $68,694 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $270 in transfer agent fees payable to PIMSS at December 31, 2004.

4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                 NET
                                                  GROSS          GROSS       APPRECIATION/
                                 TAX COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
                               -------------   ------------   ------------   --------------
Real Estate Shares Portfolio   $ 72,238,242    $ 32,121,655    $ (77,963)     $ 32,043,692
                               ============    ============    =========      ============

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

5. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $33,759,977 and $26,732,885, respectively.

6. CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

REAL ESTATE SHARES PORTFOLIO    '04 SHARES     '04 AMOUNT    '03 SHARES    '03 AMOUNT
-----------------------------   ----------   -------------   ----------   ------------
CLASS II:
Shares sold                       151,466    $   3,192,487     153,884    $  2,545,266
Reinvestment of distributions      56,986        1,200,592      87,137       1,422,912
Shares repurchased               (425,846)      (8,497,885)   (588,199)     (9,201,017)
                                 --------    -------------    --------    ------------
   Net increase                  (217,394)   $  (4,104,806)   (347,178)   $ (5,232,839)
                                 ========    =============    ========    ============
CLASS II:
Shares sold                       820,863    $  16,835,509     424,038    $  7,208,344
Reinvestment of distributions      81,377        1,719,624      92,474       1,519,594
Shares repurchased               (505,041)     (10,015,990)   (578,790)     (8,767,986)
                                 --------    -------------    --------    ------------
   Net increase                   397,199    $   8,539,143     (62,278)   $    (40,048)
                                 ========    =============    ========    ============

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS I SHAREOWNERS OF PIONEER REAL ESTATE SHARES VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Real Estate Shares VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                          /s/ ERNEST & YOUNG LLP

Boston, Massachusetts
February 11, 2005

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                         TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                        The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the
                                                           Trust's operations. The Trust's Trustees and officers are listed below,
CUSTODIAN                                                  together with their principal occupations during the past five years.
Brown Brothers Harriman & Co.                              Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested
                                                           Trustees. Trustees who are not interested persons of the Trust are
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM              referred to as Independent Trustees. Each of the Trustees serves as a
Ernst & Young LLP                                          trustee of each of the 73 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested
PRINCIPAL UNDERWRITER                                      Trustees and all officers of the Portfolio is 60 State Street, Boston,
Pioneer Funds Distributor, Inc.                            Massachusetts 02109.

                                                           The Trust's statement of additional information provides more detailed
LEGAL COUNSEL                                              information regarding the Trust's Trustees and is available upon
Wilmer Cutler Pickering Hale and Dorr LLP                  request, without charge, by calling 1-800-225-6292.

                                                           Proxy Voting Policies and Procedures of the Trust are available without
SHAREOWNER SERVICES AND TRANSFER                           charge, upon Agent request, by calling our toll free number
Pioneer Investment Management Shareholder Services, Inc.   (1-800-225-6292). This information is also available online at
                                                           pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD                               PRINCIPAL OCCUPATION DURING      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               WITH THE TRUST       TERM OF OFFICE          PAST FIVE YEARS                  THIS TRUSTEE
John F. Cogan, Jr. (78)*   Chairman of the      Serves until            Trustee and President Serves     Director of Harbor Global
                           Board, Trustee and   successor trustee is    until retirement or removal;     Company, Ltd.
                           President            elected or earlier      Deputy Chairman and a Director
                                                retirement or removal   of Pioneer Global Asset
                                                                        Management S.p.A. ("PGAM");
                                                                        Non-Executive Chairman
                                                                        and a Director of Pioneer
                                                                        Investment Management USA Inc.
                                                                        ("PIM-USA"); Chairman and a
                                                                        Director of Pioneer; Director
                                                                        of Pioneer Alternative
                                                                        Investment Management Limited
                                                                        (Dublin); President and a
                                                                        Director of Pioneer
                                                                        Alternative Investment
                                                                        Management (Bermuda) Limited
                                                                        and affiliated funds;
                                                                        President and Director of
                                                                        Pioneer Funds Distributor,
                                                                        Inc. ("PFD"); President of all
                                                                        of the Pioneer Funds; and
                                                                        Of Counsel (since 2000,
                                                                        partner prior to 2000), Wilmer
                                                                        Cutler Pickering Hale and Dorr
                                                                        LLP (counsel to PIM-USA and
                                                                        the Pioneer Funds)

* Mr. Cogan is an Interested  Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (52)**      Trustee and          Serves until            President and Chief Executive    None
                           Executive Vice       successor trustee       Officer, PIM-USA since May
                           President            is elected or earlier   2003 (Director since January
                                                retirement              2001); President and Director
                                                or removal              of Pioneer since May 2003;
                                                                        Chairman and Director of
                                                                        Pioneer Investment Management
                                                                        Shareholder Services, Inc
                                                                        ("PIMSS") since May 2003;
                                                                        Executive Vice President of
                                                                        all of the Pioneer Funds since
                                                                        June 2003; Executive Vice
                                                                        President and Chief Operating
                                                                        Officer ofPIM-USA, November
                                                                        2000; May 2003; Executive Vice
                                                                        President, Chief Financial
                                                                        Officer and Treasurer, John
                                                                        Hancock Advisers, L.L.C.,
                                                                        Boston, MA, November 1999 to
                                                                        November 2000; Senior Vice
                                                                        President and Chief Financial
                                                                        Officer, John Hancock
                                                                        Advisers, L.L.C., April 1997
                                                                        to November 1999.

** Mr. Hood is an Interested  Trustee  because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD                               PRINCIPAL OCCUPATION DURING      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               WITH THE TRUST       TERM OF OFFICE          PAST FIVE YEARS                  THIS TRUSTEE
David R. Bock **(61)       Trustee since        Serves until a          Senior Vice President and        Director of The Enterprise
3050 K. Street NW,         2005.                successor trustee is    Chief Financial Officer,         Social Investment Company
Washington, DC 20007                            elected or earlier      I-trax, Inc.(publicly traded     (privately-held affordable
                                                retirement or           health care services company)    housing finance company);
                                                removal.                (2001-present); Managing         Director of New York
                                                                        Partner, Federal City Capital    Mortgage Trust (publicly
                                                                        Advisors (boutique merchant      traded mortgage REIT)
                                                                        bank) (1995-2000; 2002 to
                                                                        2004); Executive Vice
                                                                        President and Chief Financial
                                                                        Officer, Pedestal Inc.
                                                                        (internet-based mortgage
                                                                        trading company) (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)          Trustee since        Serves until            President, Bush International    Director of Brady
3509 Woodbine Street,      2000.                successor trustee is    (international financial         Corporation (industrial
Chevy Chase, MD 20815                           elected or earlier      advisory firm)                   identification and
                                                retirement or removal                                    specialty coated material
                                                                                                         products manufacturer),
                                                                                                         Millennium Chemicals, Inc.
                                                                                                         (commodity chemicals),
                                                                                                         Mortgage Guaranty Insurance
                                                                                                         Corporation, and R.J.
                                                                                                         Reynolds Tobacco Holdings,
                                                                                                         Inc.(tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.              Trustee since        Serves until            Founding Director, The           None
Graham (57)                2000.                successor trustee       Winthrop Group, Inc.
1001 Sherbrooke Street                          is elected or earlier   (consulting firm); Professor
West, Montreal, Quebec,                         retirement or removal   of Management, Faculty of
Canada H3A 1G5                                                          Management, McGill
                                                                        University
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (56)   Trustee since        Serves until            President and Chief Executive    Director of New America
One Boston Place,          1995.                successor trustee       Officer, Newbury, Piret &        High Income Fund, Inc.
28th Floor,                                     is elected or earlier   Company, Inc. (investment        (closed-end investment
Boston, MA 02108                                retirement or removal   banking firm)                    company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (76)       Trustee since        Serves until            Senior Counsel, Sullivan &       Director, The Swiss
125 Broad Street,          1995.                successor trustee       Cromwell (law firm)              Helvetia Fund, Inc.
New York, NY 10004                              is elected or earlier                                    (closed-end investment
                                                retirement or removal                                    company) and AMVESCAP PLC
                                                                                                         (investment managers)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)         Trustee since        Serves until            President, John Winthrop &       None
One North Adgers Wharf,    September, 2000.     successor trustee is    Co., Inc.(private investment
Charleston, SC 29401                            elected or earlier      firm)
                                                retirement or removal
------------------------------------------------------------------------------------------------------------------------------------

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD                               PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               WITH THE TRUST       TERM OF OFFICE          DURING PAST FIVE YEARS           THIS OFFICER
Dorothy E. Bourassa (57)   Secretary            Serves at the           Secretary of PIM-USA; Senior     None
                                                discretion of the       Vice President - Legal of
                                                Board                   Pioneer; and Secretary/Clerk
                                                                        of most of PIM-USA's
                                                                        subsidiaries since October
                                                                        2000; Secretary of all of the
                                                                        Pioneer Funds since September
                                                                        2003 (Assistant Secretary from
                                                                        November 2000 to September
                                                                        2003); and Senior Counsel,
                                                                        Assistant Vice President and
                                                                        Director of Compliance of
                                                                        PIM-USA from April 1998
                                                                        through October 2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.             Assistant            Serves at the           Assistant Vice President and     None
Kelley (40)                Secretary            discretion of the       Senior Counsel of Pioneer
                                                Board                   since July 2002; Vice
                                                                        President and Senior Counsel
                                                                        of BISYS Fund Services, Inc.
                                                                        (April 2001 to June 2002);
                                                                        Senior Vice President and
                                                                        Deputy General Counsel of
                                                                        Funds Distributor, Inc. (July
                                                                        2000 to April 2001; Vice
                                                                        President and Associate
                                                                        General Counsel from July 1996
                                                                        to July 2000); Assistant
                                                                        Secretary of all Pioneer Funds
                                                                        since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (47)       Assistant            Serves at the           Partner, Wilmer Cutler           None
                           Secretary            discretion of the       Pickering Hale and Dorr LLP;
                                                Board                   Assistant Secretary of all
                                                                        Pioneer Funds since September
                                                                        2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)          Treasurer            Serves at the           Vice President - Fund            None
                                                discretion of the       Accounting, Administration and
                                                Board                   Custody Services of Pioneer;
                                                                        and Treasurer of all of the
                                                                        Pioneer Funds (Assistant
                                                                        Treasurer from June 1999 to
                                                                        November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (45)       Assistant            Serves at the           Deputy Treasurer of Pioneer      None
                           Treasurer            discretion of the       since 2004; Treasurer and
                                                Board                   Senior Vice President, CDC
                                                                        IXIS Asset Management Services
                                                                        from 2002 to 2003; Assistant
                                                                        Treasurer and Vice President,
                                                                        MFS Investment Management from
                                                                        1997 to 2002; and Assistant
                                                                        Treasurer of all of the
                                                                        Pioneer Funds since November
                                                                        2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)      Assistant            Serves at the           Assistant Vice President -       None
                           Treasurer            discretion of the       Fund Accounting,
                                                Board                   Administration and Custody
                                                                        Services of Pioneer; and
                                                                        Assistant Treasurer of all of
                                                                        the Pioneer Funds since
                                                                        November 2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)         Assistant            Serves at the           Fund Accounting Manager - Fund   None
                           Treasurer            discretion of the       Accounting, Administration and
                                                Board                   Custody Services of Pioneer;
                                                                        and Assistant Treasurer of all
                                                                        of the Pioneer Funds since May
                                                                        2002
------------------------------------------------------------------------------------------------------------------------------------

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD                               PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               WITH THE TRUST       TERM OF OFFICE          DURING PAST FIVE YEARS           THIS OFFICER
Katharine Kim              Assistant            Serves at the           Fund Administration Manager -    None
Sullivan (31)              Treasurer            discretion of the       Fund Accounting,
                                                Board                   Administration and Custody
                                                                        Services since June 2003;
                                                                        Assistant Vice President -
                                                                        Mutual Fund Operations of
                                                                        State Street Corporation from
                                                                        June 2002 to June 2003
                                                                        (formerly Deutsche Bank Asset
                                                                        Management); Pioneer Fund
                                                                        Accounting, Administration and
                                                                        Custody Services (Fund
                                                                        Accounting Manager from August
                                                                        1999 to May 2002, Fund
                                                                        Accounting Services Supervisor
                                                                        from 1997 to July 1999);
                                                                        Assistant Treasurer of all
                                                                        Pioneer Funds since September
                                                                        2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (37)       Chief Compliance     Serves at the           Chief Compliance Officer of      None
                           Officer              discretion of the       Pioneer (Director of
                                                Board                   Compliance and Senior Counsel
                                                                        from November 2000 to
                                                                        September 2004); Vice
                                                                        President and Associate
                                                                        General Counsel of UAM Fund
                                                                        Services, Inc. (mutual fund
                                                                        administration company) from
                                                                        February 1998 to November
                                                                        2000; and Chief Compliance
                                                                        Officer of all of the Pioneer
                                                                        Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES.

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES.

[LOGO] PIONEER
       Investments(R)

                                                          [LOGO] PIONEER
                                                                 Investments (R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                         PIONEER AMERICA INCOME VCT PORTFOLIO -- CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer America Income VCT Portfolio

   Portfolio and Performance Update                           2

   Comparing Ongoing Portfolio Expenses                       3

   Portfolio Management Discussion                            4

   Schedule of Investments                                    5

   Financial Statements                                      10

   Notes to Financial Statements                             14

   Report of Independent Registered Public Accounting Firm   18

   Trustees, Officers and Service Providers                  19

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT www.pioneerfunds.com.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT http://www.sec.gov. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Securities           92.3%
U.S. Government Agency Obligations    3.9%
Temporary Cash Investment             3.3%
U.S. Corporate Bonds                  0.5%

MATURITY DISTRIBUTION
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

0-1 years    3.0%
1-3 years   66.6%
3-4 years    4.9%
4-6 years   16.2%
6-8 years    0.9%
8+ years     8.4%

FIVE LARGEST HOLDINGS
(As a percentage of long-term holdings)

1. U.S. Treasury Notes,
      6.5%, 2/15/10                11.92%
2. U.S. Treasury Notes,
      6.25%, 8/15/23                4.85
3. Federal Home Loan Mortgage
      Corp., 6.0%, 3/1/33           2.72
4. U.S. Treasury Notes,
      6.375%, 8/15/27               2.49
5. Federal Home Loan Mortgage
      Corp., 6.0%, 5/1/34           2.08

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

PRICES AND DISTRIBUTIONS

                            12/31/04        12/31/03
Net Asset Value per Share    $ 10.12         $ 10.37

DISTRIBUTIONS PER SHARE                 SHORT-TERM      LONG-TERM
(1/1/04 - 12/31/04)         DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                            $ 0.5557    $ --            $ --

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER AMERICA INCOME VCT PORTFOLIO at net asset value, compared to that of the Lehman Brothers Fixed-Rate Mortgage- Backed Securities Index and of Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

---------------------------------------------------------------
                     GROWTH OF $10,000
---------------------------------------------------------------
                        LEHMAN GOVERNMENT      LEHMAN FIXED
  DATE         VALUE       BOND INDEX       RATE MORTGAGE INDEX

3/31/1995    $ 10,000        $ 10,000           $ 10,000
             $ 10,555        $ 11,302           $ 11,098
12/31/1996   $ 10,665        $ 11,615           $ 11,693
             $ 11,536        $ 12,727           $ 12,802
12/31/1998   $ 12,445        $ 13,981           $ 13,694
             $ 12,092        $ 13,667           $ 13,947
12/31/2000   $ 13,480        $ 15,477           $ 15,505
             $ 14,317        $ 16,598           $ 16,779
12/31/2002   $ 15,755        $ 18,506           $ 18,246
             $ 16,340        $ 18,943           $ 18,802
12/31/2004   $ 16,837        $ 19,604           $ 19,687

Index comparisons begin 2/28/95. The Lehman Brothers Government Bond Index measures the performance of the U.S. government bond market. The Lehman Brothers Fixed Rate Mortgage Index measures the performance of the government and mortgage securities markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
Life-of-Class
(3/1/95)        5.43%
5 Years         6.84
1 Year          3.04

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to variable product's annual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER AMERICA INCOME VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

          SHARE CLASS                              I            II
          ---------------------------------   ----------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,032.65   $ 1,031.22
          Expenses Paid During Period*        $     4.07   $     5.28

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80% and 1.03% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER AMERICA INCOME VCT PORTFOLIO

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

          SHARE CLASS                              I            II
          ---------------------------------   ----------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,021.17   $ 1,019.81
          Expenses Paid During Period*        $     4.05   $     5.25

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80%, and 1.03% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

A WORD ABOUT RISK:

GOVERNMENT GUARANTEES APPLY TO THE UNDERLYING SECURITIES ONLY AND NOT TO THE PRICES AND YIELDS OF THE PORTFOLIO. WHEN INTEREST RATES RISE, THE PRICES OF FIXED INCOME SECURITIES IN THE FUND WILL GENERALLY FALL. CONVERSELY, WHEN INTEREST RATES FALL THE PRICES OF FIXED INCOME SECURITIES IN THE FUND WILL GENERALLY RISE. THE PORTFOLIO MAY INVEST IN MORTGAGE-BACKED SECURITIES, WHICH DURING TIMES OF FLUCTUATING INTEREST RATES MAY INCREASE OR DECREASE MORE THAN OTHER FIXED-INCOME SECURITIES. MORTGAGE-BACKED SECURITIES ARE ALSO SUBJECT TO PRE-PAYMENTS. INVESTMENTS IN THE FUND ARE SUBJECT TO POSSIBLE LOSS DUE TO THE FINANCIAL FAILURE OF UNDERLYING SECURITIES AND THEIR INABILITY TO MEET THEIR DEBT OBLIGATIONS.

CALL 800-688-9915 OR VISIT www.pioneerfunds.com FOR THE MOST RECENT MONTH-END PER FORMANCE RESULTS. CURRENT PER FORMANCE MAY BE LOWER OR HIGHER THAN THE PER FORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN.

PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS, PER FORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHERWISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

Investors in U.S. Government and agency securities were rewarded with a relatively attractive level of income during the 12-month period ended December 31, 2004. Richard Schlanger, a member of the Pioneer fixed-income team, discusses the factors that affected the fixed-income market and the Portfolio over the past 12 months.

Q:   HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

A: For the 12-month period ended December 31, 2004, Class II shares of Pioneer America Income VCT Portfolio produced a total return of 3.04%. The Portfolio performed in line with its benchmark, the Lehman Brothers Government Bond Index which returned 3.48% for the same period, but underperformed the 4.70% return of the Lehman Brothers Fixed-Rate Mortgage-Backed Index. At the end of the period, the 30-day SEC yield for Class II shares was 3.34%.

     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PERIOD?

A: As economic growth improved, the Federal reserve began raising short-term interest rates. Initially, the Fed's actions caused Treasury yields to move higher; but when it appeared that inflation was under control, the yield curve flattened, and short-term yields moved higher and prices declined; and longer-term yields fell or remained stable, boosting prices. The yield curve shows the relationship between bond yields and maturity lengths. An enormous amount of Treasury buying by overseas investors was also instrumental in keeping Treasury yields low.

Q:   HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

A: Mortgage-backed securities accounted for 68.3% of net assets, and Treasury securities, 28.8% of net assets. There was also a 2.9% cash position. All of the mortgages were issued by Government Sponsored Enterprises (GSEs), with about 37.5% of the mortgage position invested in securities issued by the Government National Mortgage Association (Ginnie Mae). (Ginnie Mae securities are backed by the full faith and credit of the U.S. government; however, a full faith and credit backing applies to underlying Portfolio securities and not to Portfolio shares.) About 18.8% of the mortgages were from the Federal National Mortgage Association (Fannie Mae,) and 11.6% from the Federal Home Loan Mortgage Corporation (Freddie Mac).

     In the Treasury portion of the Portfolio, we emphasized securities with short to intermediate durations. We expected yields to move higher and wanted to minimize the price volatility that would naturally occur as yields rose. Therefore, we kept duration shorter than the benchmark. Measured in years, duration measures a bond's price sensitivity to interest-rate changes. A shorter duration can protect a portfolio from price declines as yields rise. We were premature, however, in our expectation of higher yields. As a result, our short-duration strategy worked against the Portfolio. Long-term Treasuries outperformed.

Q:   WHAT CONTRIBUTED MOST TO PERFORMANCE?

A: The significant overweight in mortgage-backed securities made the largest positive impact, as mortgages outperformed other fixed-income assets. Minimizing prepayment risk by selecting specific mortgage pools also helped drive performance. The flatter yield curve, which boosted the prices of longer-term Treasury securities, also benefited results.

Q:   WHAT DETRACTED FROM PERFORMANCE?

A: The Portfolio's underweight in long-term Treasuries. We continue to believe, however, that yields on such Treasuries are artificially low, given the weak U.S. dollar, the growing trade imbalance and a Fed that is likely to continue raising interest rates.

Q:   WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A: In the short term, we expect the investment environment to remain unchanged and are unlikely to alter the Portfolio significantly during the first quarter of 2005. We plan to remain overweight in mortgage securities. In February, Federal Reserve Chairman Alan Greenspan will make his semi-annual Humphrey-Hawkins testimony before Congressional committees. At that time, we will learn what to expect in the way of Fed interest-rate policy and what the central bank's thinking is about the prospects for accelerating inflation. Whenever the Fed raises rates, there is a lag effect; and it can take as long as a year for higher rates to affect the economy. Over the next several months, we will be closely monitoring data to determine the appropriate action to take should the economic backdrop change.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER AMERICA INCOME VCT            PORTFOLIO PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

 PRINCIPAL
    AMOUNT                                                                             VALUE
             COLLATERALIZED MORTGAGE OBLIGATIONS - 0.4%
             GOVERNMENT - 0.4%
$  176,290   Freddie Mac, 5.0%, 1/15/16                                         $    179,566
                                                                                ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $182,044)                                                    $    179,566
                                                                                ------------
             CORPORATE BONDS - 0.5%
             MISCELLANEOUS - 0.5%
   250,000   Private Export Funding, 3.375%, 2/15/09                            $    246,378
                                                                                ------------
             TOTAL CORPORATE BONDS
             (Cost $250,000)                                                    $    246,378
                                                                                ------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 95.8%
   275,973   Fannie Mae, 5.5%, 6/1/23                                           $    282,311
   250,000   Fannie Mae, Floating Rate Note, 3/1/19                                  247,845
   250,000   Federal Farm Credit Bank, 3.25%, 6/15/07                                249,358
   400,000   Federal Farm Credit Bank, 4.9%, 3/17/14                                 390,855
   100,000   Federal Farm Credit Bank, 5.88%, 9/8/08                                 107,537
   200,000   Federal Farm Credit Bank, Medium Term Note, 6.38%, 11/27/06             211,468
   400,000   Federal Home Loan Bank, 4.53%, 10/30/06                                 409,193
   850,000   Federal Home Loan Bank, 5.875%, 11/15/07                                905,489
   300,000   Federal Home Loan Bank, 5.89%, 6/30/08                                  322,649
   290,891   Federal Home Loan Mortgage Corp., 5.5%, 9/1/34                          295,700
   251,395   Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                          260,053
 1,175,562   Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                        1,214,904
   899,518   Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                          929,668
   105,850   Federal Home Loan Mortgage Corp., 6.0%, 10/1/32                         109,496
   218,792   Federal Home Loan Mortgage Corp., 6.0%, 11/1/32                         226,328
   488,433   Federal Home Loan Mortgage Corp., 6.0%, 11/1/32                         505,255
    57,634   Federal Home Loan Mortgage Corp., 6.0%, 12/1/32                          59,619
   187,579   Federal Home Loan Mortgage Corp., 6.0%, 12/1/32                         194,040
    76,135   Federal Home Loan Mortgage Corp., 6.5%, 1/1/29                           80,041
    62,203   Federal Home Loan Mortgage Corp., 6.5%, 2/1/32                           65,331
    38,797   Federal Home Loan Mortgage Corp., 6.5%, 3/1/29                           40,770
   104,969   Federal Home Loan Mortgage Corp., 6.5%, 3/1/11                          111,272
    51,493   Federal Home Loan Mortgage Corp., 6.5%, 4/1/31                           54,083
   295,687   Federal Home Loan Mortgage Corp., 6.5%, 4/1/32                          310,484
   102,288   Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                          107,407
   313,916   Federal Home Loan Mortgage Corp., 6.5%, 7/1/16                          332,419
   101,667   Federal Home Loan Mortgage Corp., 6.5%, 10/1/31                         106,780
   140,000   Federal Home Loan Mortgage Corp., 6.7%, 1/5/07                          149,258
    28,003   Federal Home Loan Mortgage Corp., 7.0%, 2/1/31                           29,688
    31,723   Federal Home Loan Mortgage Corp., 7.0%, 3/1/32                           33,769
     3,927   Federal Home Loan Mortgage Corp., 7.0%, 4/1/30                            4,163
    54,342   Federal Home Loan Mortgage Corp., 7.0%, 4/1/32                           57,612
     9,139   Federal Home Loan Mortgage Corp., 7.0%, 6/1/31                            9,688
     4,628   Federal Home Loan Mortgage Corp., 7.0%, 7/1/31                            4,906
    12,064   Federal Home Loan Mortgage Corp., 7.0%, 9/1/31                           12,786
    51,676   Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                           55,390
   279,272   Federal National Mortgage Association, 4.5%, 4/1/19                     278,559
   111,964   Federal National Mortgage Association, 5.0%, 3/1/09                     113,931

The accompanying notes are an integral part of these financial statements.     5

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL
   AMOUNT                                                                              VALUE
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (CONT.)
$ 251,032   Federal National Mortgage Association, 5.0%, 7/1/19                 $    255,213
  268,174   Federal National Mortgage Association, 5.5%, 2/1/33                      272,313
  377,212   Federal National Mortgage Association, 5.5%, 3/1/18                      390,263
  290,566   Federal National Mortgage Association, 5.5%, 3/1/34                      295,159
  397,281   Federal National Mortgage Association, 5.5%, 4/1/18                      412,484
  458,366   Federal National Mortgage Association, 5.5%, 4/1/19                      474,224
  406,282   Federal National Mortgage Association, 5.5%, 9/1/33                      412,816
  425,363   Federal National Mortgage Association, 5.5%, 11/1/33                     432,203
  597,379   Federal National Mortgage Association, 6.0%, 3/1/33                      618,531
  157,145   Federal National Mortgage Association, 6.0%, 4/1/33                      162,709
  219,343   Federal National Mortgage Association, 6.0%, 5/1/33                      226,908
  187,628   Federal National Mortgage Association, 6.0%, 6/1/33                      194,099
  198,880   Federal National Mortgage Association, 6.0%, 7/1/34                      205,753
  227,731   Federal National Mortgage Association, 6.0%, 9/1/34                      235,601
   60,951   Federal National Mortgage Association, 6.0%, 10/1/32                      63,109
   96,547   Federal National Mortgage Association, 6.0%, 11/1/32                      99,965
  137,611   Federal National Mortgage Association, 6.0%, 11/1/32                     142,484
  314,302   Federal National Mortgage Association, 6.0%, 11/1/32                     325,431
  267,902   Federal National Mortgage Association, 6.0%, 12/1/11                     281,400
   65,962   Federal National Mortgage Association, 6.0%, 12/1/31                      68,299
   57,772   Federal National Mortgage Association, 6.5%, 1/1/29                       60,686
   46,300   Federal National Mortgage Association, 6.5%, 1/1/32                       48,605
  116,621   Federal National Mortgage Association, 6.5%, 1/1/32                      122,426
   29,107   Federal National Mortgage Association, 6.5%, 3/1/32                       30,564
   45,679   Federal National Mortgage Association, 6.5%, 3/1/32                       47,953
   48,840   Federal National Mortgage Association, 6.5%, 3/1/32                       51,296
  100,354   Federal National Mortgage Association, 6.5%, 3/1/32                      105,334
  121,433   Federal National Mortgage Association, 6.5%, 4/1/32                      127,459
   59,308   Federal National Mortgage Association, 6.5%, 7/1/21                       62,594
  106,676   Federal National Mortgage Association, 6.5%, 7/1/32                      111,970
  486,710   Federal National Mortgage Association, 6.5%, 7/1/34                      510,579
   63,447   Federal National Mortgage Association, 6.5%, 8/1/32                       66,595
  205,197   Federal National Mortgage Association, 6.5%, 8/1/32                      215,379
  101,389   Federal National Mortgage Association, 6.5%, 8/1/32                      106,435
   57,390   Federal National Mortgage Association, 6.5%, 9/1/32                       60,238
   12,729   Federal National Mortgage Association, 6.5%, 10/1/31                      13,363
   95,957   Federal National Mortgage Association, 6.5%, 10/1/31                     100,733
   93,880   Federal National Mortgage Association, 6.5%, 11/1/28                      98,652
   13,239   Federal National Mortgage Association, 7.0%, 1/1/29                       14,046
   38,406   Federal National Mortgage Association, 7.0%, 1/1/32                       40,714
    8,740   Federal National Mortgage Association, 7.0%, 5/1/31                        9,268
   26,507   Federal National Mortgage Association, 7.0%, 7/1/31                       28,100
   40,400   Federal National Mortgage Association, 7.0%, 8/1/19                       43,079
   64,486   Federal National Mortgage Association, 7.0%, 9/1/18                       68,802
  170,257   Federal National Mortgage Association, 7.0%, 9/1/30                      180,633
   26,521   Federal National Mortgage Association, 7.5%, 2/1/31                       28,417
   73,023   Federal National Mortgage Association, 9.0%, 4/1/33                       79,055
  300,000   Freddie Mac, 5.25%, 11/15/12                                             305,040
  247,909   Government National Mortgage Association, 4.5%, 6/15/34                  242,051
  488,855   Government National Mortgage Association, 4.5%, 6/15/34                  477,304

6     The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

PRINCIPAL
   AMOUNT                                                                              VALUE
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (CONT.)
$ 438,519   Government National Mortgage Association, 4.5%, 8/15/33             $    428,316
  329,901   Government National Mortgage Association, 5.0%, 7/15/17                  339,859
  196,084   Government National Mortgage Association, 5.0%, 7/15/19                  201,156
  248,621   Government National Mortgage Association, 5.0%, 11/20/19                 254,089
  201,597   Government National Mortgage Association, 5.5%, 2/15/19                  210,260
  246,379   Government National Mortgage Association, 5.5%, 3/15/33                  251,875
  191,210   Government National Mortgage Association, 5.5%, 4/15/31                  195,673
  270,409   Government National Mortgage Association, 5.5%, 4/15/33                  276,441
  425,040   Government National Mortgage Association, 5.5%, 6/15/17                  443,325
  244,603   Government National Mortgage Association, 5.5%, 7/15/19                  255,097
  337,566   Government National Mortgage Association, 5.5%, 7/15/33                  345,096
  249,372   Government National Mortgage Association, 5.5%, 10/15/34                 254,822
  199,585   Government National Mortgage Association, 5.5%, 11/20/34                 203,759
  135,810   Government National Mortgage Association, 6.0%, 1/15/33                  140,939
  289,888   Government National Mortgage Association, 6.0%, 1/15/33                  300,636
  266,577   Government National Mortgage Association, 6.0%, 2/15/18                  280,921
  502,825   Government National Mortgage Association, 6.0%, 2/15/33                  521,469
  281,601   Government National Mortgage Association, 6.0%, 3/15/34                  292,058
  481,495   Government National Mortgage Association, 6.0%, 3/15/34                  499,377
  118,398   Government National Mortgage Association, 6.0%, 5/15/17                  124,759
  169,002   Government National Mortgage Association, 6.0%, 6/20/16                  177,564
  430,701   Government National Mortgage Association, 6.0%, 7/15/23                  449,745
  186,862   Government National Mortgage Association, 6.0%, 7/20/19                  196,282
  198,278   Government National Mortgage Association, 6.0%, 8/15/19                  208,939
  193,812   Government National Mortgage Association, 6.0%, 8/15/34                  201,187
  199,269   Government National Mortgage Association, 6.0%, 8/15/34                  206,669
  159,562   Government National Mortgage Association, 6.0%, 9/15/32                  165,568
  376,937   Government National Mortgage Association, 6.0%, 9/15/33                  390,912
  149,538   Government National Mortgage Association, 6.0%, 9/15/34                  155,091
   54,936   Government National Mortgage Association, 6.0%, 10/15/32                  57,003
  100,101   Government National Mortgage Association, 6.0%, 10/15/32                 103,869
  158,187   Government National Mortgage Association, 6.0%, 10/15/32                 164,141
  186,854   Government National Mortgage Association, 6.0%, 10/15/32                 193,887
  349,345   Government National Mortgage Association, 6.0%, 10/15/34                 362,319
  499,075   Government National Mortgage Association, 6.0%, 10/15/34                 517,609
  209,478   Government National Mortgage Association, 6.0%, 11/15/32                 217,362
  272,746   Government National Mortgage Association, 6.0%, 11/15/32                 283,860
  306,538   Government National Mortgage Association, 6.0%, 12/15/32                 319,918
  288,866   Government National Mortgage Association, 6.5%, 1/15/34                  304,148
   37,525   Government National Mortgage Association, 6.5%, 2/15/29                   39,551
   38,193   Government National Mortgage Association, 6.5%, 2/15/32                   40,591
   24,629   Government National Mortgage Association, 6.5%, 3/15/26                   26,010
   52,950   Government National Mortgage Association, 6.5%, 4/15/17                   56,480
  120,823   Government National Mortgage Association, 6.5%, 4/15/17                  128,879
   43,252   Government National Mortgage Association, 6.5%, 4/15/32                   45,571
   47,217   Government National Mortgage Association, 6.5%, 4/15/32                   49,748
   83,717   Government National Mortgage Association, 6.5%, 5/15/29                   88,284
  174,227   Government National Mortgage Association, 6.5%, 5/15/29                  183,633
  220,009   Government National Mortgage Association, 6.5%, 5/15/29                  231,986
   71,073   Government National Mortgage Association, 6.5%, 5/15/31                   74,882

The accompanying notes are an integral part of these financial statements.     7

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL
   AMOUNT                                                                              VALUE
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (CONT.)
$  35,969   Government National Mortgage Association, 6.5%, 6/15/17             $     38,367
   60,894   Government National Mortgage Association, 6.5%, 6/15/28                   64,223
   69,534   Government National Mortgage Association, 6.5%, 6/15/28                   73,356
    9,091   Government National Mortgage Association, 6.5%, 6/15/29                    9,581
   72,881   Government National Mortgage Association, 6.5%, 6/15/31                   76,787
  354,205   Government National Mortgage Association, 6.5%, 6/15/31                  373,187
   34,467   Government National Mortgage Association, 6.5%, 6/15/32                   36,314
   46,460   Government National Mortgage Association, 6.5%, 6/15/32                   48,951
   50,698   Government National Mortgage Association, 6.5%, 6/15/32                   53,415
  117,221   Government National Mortgage Association, 6.5%, 7/15/31                  123,503
  109,376   Government National Mortgage Association, 6.5%, 7/15/32                  115,239
  104,642   Government National Mortgage Association, 6.5%, 9/15/31                  110,250
  134,252   Government National Mortgage Association, 6.5%, 10/15/31                 141,447
   40,151   Government National Mortgage Association, 6.5%, 12/15/31                  42,303
   81,034   Government National Mortgage Association, 6.5%, 12/15/31                  85,377
   16,161   Government National Mortgage Association, 7.0%, 1/15/26                   17,231
   40,750   Government National Mortgage Association, 7.0%, 1/15/29                   43,347
   60,301   Government National Mortgage Association, 7.0%, 2/15/28                   64,192
   44,369   Government National Mortgage Association, 7.0%, 2/15/31                   47,159
  117,595   Government National Mortgage Association, 7.0%, 2/20/29                  124,683
   52,848   Government National Mortgage Association, 7.0%, 3/15/28                   56,258
   26,131   Government National Mortgage Association, 7.0%, 4/15/28                   27,817
   30,698   Government National Mortgage Association, 7.0%, 5/15/31                   32,629
  141,847   Government National Mortgage Association, 7.0%, 5/15/32                  150,755
   37,838   Government National Mortgage Association, 7.0%, 6/15/29                   40,249
   45,696   Government National Mortgage Association, 7.0%, 7/15/26                   48,723
   20,983   Government National Mortgage Association, 7.0%, 7/15/29                   22,320
   45,098   Government National Mortgage Association, 7.0%, 7/15/29                   47,972
   38,315   Government National Mortgage Association, 7.0%, 8/15/31                   40,725
   23,557   Government National Mortgage Association, 7.0%, 9/15/27                   25,088
   63,087   Government National Mortgage Association, 7.0%, 11/15/28                  67,158
    6,305   Government National Mortgage Association, 7.0%, 12/15/30                   6,702
   22,876   Government National Mortgage Association, 7.5%, 1/15/31                   24,569
   33,466   Government National Mortgage Association, 7.5%, 1/15/32                   35,941
    1,856   Government National Mortgage Association, 7.5%, 6/15/23                    2,007
    2,186   Government National Mortgage Association, 7.5%, 8/15/23                    2,364
        8   Government National Mortgage Association, 7.5%, 8/15/29                        8
    7,983   Government National Mortgage Association, 7.5%, 8/15/29                    8,575
    9,870   Government National Mortgage Association, 7.5%, 10/15/22                  10,677
   33,802   Government National Mortgage Association, 7.5%, 10/15/29                  36,312
   44,869   Government National Mortgage Association, 7.5%, 11/15/29                  48,201
  125,390   Government National Mortgage Association I, 6.0%, 2/15/29                130,320
   75,232   Government National Mortgage Association I, 7.0%, 11/15/30                79,969
   39,724   Government National Mortgage Association I, 7.0%, 12/15/30                42,226
  386,916   Government National Mortgage Association II, 5.0%, 12/20/18              395,665
  453,100   Government National Mortgage Association II, 5.5%, 2/20/34               462,576
  477,815   Government National Mortgage Association II, 5.5%, 7/20/19               496,824
  373,784   Government National Mortgage Association II, 6.0%, 6/20/34               387,198
  279,628   Government National Mortgage Association II, 6.0%, 11/20/33              289,646
   83,628   Government National Mortgage Association II, 6.0%, 12/20/18               87,866

8     The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

  PRINCIPAL
     AMOUNT                                                                            VALUE
              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (CONT.)
$    46,129   Government National Mortgage Association II, 6.5%, 9/20/31        $     48,500
     44,673   Government National Mortgage Association II, 6.5%, 8/20/28              47,030
     60,358   Government National Mortgage Association II, 6.5%, 12/20/28             63,525
     22,993   Government National Mortgage Association II, 7.0%, 1/20/31              24,358
     57,526   Government National Mortgage Association II, 7.0%, 5/20/26              61,139
      9,749   Government National Mortgage Association II, 7.5%, 8/20/27              10,451
      3,516   Government National Mortgage Association II, 8.0%, 8/20/25               3,815
     12,000   Tennessee Valley Authority, Variable Rate Note, 6/1/28                 299,880
  1,850,000   U.S. Treasury Bonds, 6.25%, 8/15/23                                  2,165,873
    400,000   U.S. Treasury Bonds, 7.25%, 5/15/16                                    500,687
    375,000   U.S. Treasury Notes, 4.75%, 5/15/14                                    390,791
    925,000   U.S. Treasury Notes, 6.375%, 8/15/27                                 1,110,722
  4,700,000   U.S. Treasury Notes, 6.5%, 2/15/10                                   5,321,095
                                                                                ------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $43,313,182)                                                $ 44,212,173
                                                                                ------------
              TEMPORARY CASH INVESTMENT - 3.3%
              REPURCHASE AGREEMENT - 3.3%
  1,500,000   UBS Warburg, Inc., 1.00%, dated 12/31/04, repurchase
              price of $1,500,000 plus accrued interest on 1/3/05
              collateralized by $1,495,000 U.S. Treasury Bill, 6.75%, 5/15/05   $  1,500,000
                                                                                ------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $1,500,000)                                                 $  1,500,000
                                                                                ------------
              TOTAL INVESTMENTS IN SECURITIES - 100.0%
              (Cost $45,245,226)                                                $ 46,138,116
                                                                                ------------
              OTHER ASSETS AND LIABILITIES - (0.0)%                             $     (5,019)
                                                                                ------------
              TOTAL NET ASSETS - 100.0%                                         $ 46,133,097
                                                                                ============

The accompanying notes are an integral part of these financial statements.     9

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED    5/1/03 TO
CLASS II (A)                                                                            12/31/04      12/31/03
Net asset value, beginning of period                                                    $  10.37      $ 10.57
                                                                                        --------      -------
Increase (decrease) from investment operations:
   Net investment income                                                                $   0.41      $  0.21
   Net realized and unrealized loss on investments and foreign currency transactions       (0.11)       (0.15)
                                                                                        --------      -------
      Net increase from investment operations                                           $   0.30      $  0.06
Distributions to shareowners:
   Net investment income                                                                   (0.55)       (0.26)
   Net realized gain                                                                          --           --
                                                                                        --------      -------
   Net decrease in net asset value                                                      $  (0.25)     $ (0.20)
                                                                                        --------      -------
   Net asset value, end of period                                                       $  10.12      $ 10.37
                                                                                        ========      =======
Total return*                                                                               3.04%        2.60%
Ratio of net expenses to average net assets+                                                1.06%**      1.01%**
Ratio of net investment income to average net assets+                                       3.29%**      2.42%**
Portfolio turnover rate                                                                       37%**        34%
Net assets, end of period (in thousands)                                                $ 13,791      $ 2,637
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                             1.06%**      1.01%**
   Net investment income                                                                    3.29%**      2.42%**

(a)  Class II shares were first publicly offered on May 1, 2003.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)

**   Annualized.

 +   Ratios with no reduction for fees paid indirectly.

10    The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (Cost $45,245,226)  $ 46,138,116
   Cash                                                         20,754
   Receivables--
      Dividends, interest and foreign taxes withheld           368,514
   Other                                                         2,900
                                                          ------------
         Total assets                                     $ 46,530,284
                                                          ------------
LIABILITIES:
   Payables--
      Investment securities purchased                     $    201,361
      Fund shares repurchased                                  113,148
   Due to affiliates                                            26,826
   Accrued expenses                                             55,852
                                                          ------------
         Total liabilities                                $    397,187
                                                          ------------
NET ASSETS:
   Paid-in capital                                        $ 46,546,165
   Undistributed net investment income (loss)                 (264,827)
   Accumulated undistributed net realized gain (loss)       (1,041,130)
   Net unrealized gain (loss) on:
      Investments                                              892,889
                                                          ------------
         Total net assets                                 $ 46,133,097
                                                          ------------
NET ASSET VALUE PER SHARE:
   CLASS I:
   No par value (unlimited number of shares authorized)
      Net assets                                          $ 32,341,802
   Shares outstanding                                        3,199,958
                                                          ------------
      Net asset value per share                           $      10.11
   CLASS II:
   No par value (unlimited number of shares authorized)
      Net assets                                          $ 13,791,295
   Shares outstanding                                        1,362,373
                                                          ------------
      Net asset value per share                           $      10.12

The accompanying notes are an integral part of these financial statements.    11

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                        YEAR ENDED
                                                         12/31/04
INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $0)      $ 1,995,831
                                                       -----------
      Total investment income                          $ 1,995,831
                                                       -----------
EXPENSES:
   Management fees                                     $   243,809
   Transfer agent fees and expenses                          2,896
   Distribution fees (Class II)                             19,905
   Administrative reimbursements                            18,500
   Custodian fees                                           18,454
   Professional fees                                        52,915
   Printing expense                                         11,737
   Miscellaneous                                             2,020
                                                       -----------
      Total expenses                                   $   370,236
                                                       -----------
      Net expenses                                     $   370,236
                                                       -----------
         Net investment income (loss)                  $ 1,625,595
                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                      $   206,989
                                                       -----------
                                                       $   206,989
                                                       -----------
   Change in net unrealized gain or (loss) from:
      Investments                                      $  (352,583)
                                                       -----------
                                                       $  (352,583)
                                                       -----------
   Net gain (loss) on investments, futures contracts
      and foreign currency transactions                $  (145,594)
                                                       ===========
   Net increase (decrease) in net assets resulting
      from operations                                  $ 1,480,001
                                                       ===========

12    The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED     YEAR ENDED
                                                                                  12/31/04        12/31/03
FROM OPERATIONS:
Net investment income (loss)                                                    $   1,625,595   $   2,011,935
Net realized gain (loss) on investments                                               206,989         193,917
Change in net unrealized gain or (loss) on investments, futures contracts and
   foreign currency transactions                                                     (352,583)     (1,192,887)
                                                                                -------------   -------------
      Net increase (decrease) in net assets
         resulting from operations                                              $   1,480,001   $   1,012,965
                                                                                -------------   -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                      $  (2,102,796)  $  (2,321,232)
   Class II                                                                          (401,489)        (26,127)
                                                                                -------------   -------------
      Total distributions to shareowners                                        $  (2,504,285)  $  (2,347,359)
                                                                                -------------   -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                $  15,160,465   $  10,875,454
Reinvestment of distributions                                                       2,504,258       2,347,346
Cost of shares repurchased                                                        (17,669,980)    (34,276,542)
                                                                                -------------   -------------
   Net increase (decrease) in net assets
      resulting from Fund share transactions                                    $      (5,257)  $ (21,053,742)
                                                                                -------------   -------------
   Net increase (decrease) in net assets                                        $  (1,029,541)  $ (22,388,141)
                                                                                -------------   -------------

NET ASSETS:
Beginning of year                                                               $  47,162,638   $  69,550,779
                                                                                -------------   -------------
End of year                                                                     $  46,133,097   $  47,162,638
                                                                                =============   =============
Undistributed net investment income (loss),
   end of year                                                                  $    (264,827)  $     231,501
                                                                                =============   =============

The accompanying notes are an integral part of these financial statements.    13

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer America Income VCT Portfolio (The Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small
      Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap
      Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
      Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity
      Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America
      Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio)(Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio)(Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value II Portfolio) (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

The Portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of America Income Portfolio is to produce a high level of current income as consistent with preservation of capital.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     ratings.Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, America Income Trust Portfolio had a net capital loss carryforward of $989,590, of which the following amounts will expire between 2008 and 2012 if not utilized: $382,424 in 2008, $435,523 in 2011 and $171,643 in 2012.

     The portfolio elected to defer $47,565 in capital losses recognized between November 1, 2004 and December 31, 2004 to its fiscal year ending December 31, 2005.

     At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                        UNDISTRIBUTED   ACCUMULATED NET
                       NET INVESTMENT    REALIZED GAIN     PAID-IN
PORTFOLIO               INCOME (LOSS)       (LOSS)         CAPITAL
--------------------   --------------   ---------------   --------
Pioneer America
Income VCT Portfolio     $ 382,362        $ (368,055)     $ (14,307)
                         =========        ==========      =========

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                                               2004          2003
                                                           -----------   -----------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                            $ 2,504,285   $ 2,347,359
Long-Term capital gain/capital loss carryforward                    --            --
                                                           -----------   -----------
                                                           $ 2,504,285   $ 2,347,359
Return of Capital                                                   --            --
                                                           ===========   ===========
   Total distributions                                     $ 2,504,285   $ 2,347,359
                                                           ===========   ===========
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                              $        --
Undistributed long-term gain/(capital loss carryforward)      (989,590)
Post-October Loss Deferred                                     (47,565)
Unrealized appreciation (depreciation)                         624,087
                                                           -----------
   Total                                                   $  (413,068)
                                                           ===========

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, the recognition of unrealized gains or losses on certain futures contracts, and the tax treatment of premium amortization.

C.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted-net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

E.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolios. Management fees are calculated daily at the following annual rate of 0.55% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $23,654 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $271 in transfer agent fees payable to PIMSS at December 31, 2004.

4.   DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $2,901 payable to PFD at December 31, 2004.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                             NET
                                             GROSS          GROSS        APPRECIATION/
                             TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                           ------------   ------------   ------------   --------------
America Income Portfolio   $ 45,514,028    $ 677,456      $ (53,369)       $ 624,088
                           ============    =========      =========        =========

6.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of U.S Government obligations for the year ended December 31, 2004, were $15,946,349 and 17,221,316, respectively.

7.   CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

AMERICA INCOME PORTFOLIO         '04 SHARES     '04 AMOUNT      '03 SHARES     '03 AMOUNT
-----------------------------   ------------   -------------   ------------   -------------
CLASS I:
Shares sold                          245,204   $   2,472,061        711,258   $   8,118,733
Reinvestment of distributions        206,467       2,102,795        221,712       2,321,232
Shares repurchased                (1,551,998)    (15,847,044)    (3,202,256)    (34,132,706)
                                ------------   -------------   ------------   -------------
   Net increase                   (1,100,327)  $ (11,272,188)    (2,269,286)  $ (23,692,741)
                                ============   =============   ============   =============
CLASS II
Shares sold                        1,247,751   $  12,688,404        265,643   $   2,756,721
Reinvestment of distributions         39,513         401,463          2,521          26,114
Shares repurchased                  (179,116)     (1,822,936)       (13,939)       (143,836)
                                ------------   -------------   ------------   -------------
   Net increase                    1,108,148   $  11,266,931        254,225   $   2,638,999
                                ============   =============   ============   =============

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEERAMERICA INCOME VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer America Income VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the statements of changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                 /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER AMERICA INCOME VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                            TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                           The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are
CUSTODIAN                                                     listed below, together with their principal occupations during the
Brown Brothers Harriman & Co.                                 past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                 of the Trust are referred to as Independent Trustees.Each of the
Ernst & Young LLP                                             Trustees serves as a trustee of each of the 73 U.S.registered investment portfolios for which Pioneer Investment Management, Inc.
                                                              ("Pioneer") serves as investment adviser (the "Pioneer Funds").
PRINCIPAL UNDERWRITER                                         The address for all Interested Trustees and all officers of
Pioneer Funds Distributor, Inc.                               the Portfolio is 60 State Street, Boston, Massachusetts 02109.

                                                              The Trust's statement of additional information provides more detailed
LEGAL COUNSEL                                                 information regarding the Trust's Trustees and is available upon
Wilmer Cutler Pickering Hale and Dorr LLP                     request, without charge, by calling 1-800-225-6292.

                                                              Proxy Voting Policies and Procedures of the Trust are available
SHAREOWNER SERVICES AND TRANSFER                              without charge, upon Agent request, by calling our toll free number
Pioneer Investment Management Shareholder Services, Inc.      (1-800-225-6292). This information is also available online at
                                                              pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                        POSITIONS HELD                         PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE            WITH THE TRUST    TERM OF OFFICE       YEARS                                    THIS  TRUSTEE
John F. Cogan, Jr.      Chairman of the   Serves until         Trustee and President Serves until       Director of Harbor Global
(78)*                   Board, Trustee    successor trustee    retirement or removal; Deputy Chairman   Company, Ltd.
                        and President     is elected or        and a Director of Pioneer Global Asset
                                          earlier retirement   Management S.p.A. ("PGAM");
                                          or removal           Non-Executive Chairman and a Director
                                                               of Pioneer Investment Management USA
                                                               Inc. ("PIM-USA"); Chairman and a
                                                               Director of Pioneer; Director of
                                                               Pioneer Alternative Investment
                                                               Management Limited (Dublin); President
                                                               and a Director of Pioneer Alternative
                                                               Investment Management (Bermuda)
                                                               Limited and affiliated funds;
                                                               President and Director of Pioneer
                                                               Funds Distributor, Inc. ("PFD");
                                                               President of all of the Pioneer Funds;
                                                               and Of Counsel (since 2000, partner
                                                               prior to 2000), Wilmer Cutler
                                                               Pickering Hale and Dorr LLP (counsel
                                                               to PIM-USA and the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (52)**   Trustee and       Serves until         President and Chief Executive Officer,   None
                        Executive Vice    successor trustee    PIM-USA since May 2003 (Director since
                        President         is elected or        January 2001); President and Director
                                          earlier retirement   of Pioneer since May 2003; Chairman
                                          or removal           and Director of Pioneer Investment
                                                               Management Shareholder Services, Inc.
                                                               ("PIMSS") since May 2003; Executive
                                                               Vice President of all of the Pioneer
                                                               Funds since June 2003; Executive Vice
                                                               President and Chief Operating Officer
                                                               of PIM-USA, November 2000 to May 2003;
                                                               Executive Vice President, Chief
                                                               Financial Officer and Treasurer, John
                                                               Hancock Advisers, L.L.C., Boston, MA,
                                                               November 1999 to November 2000; Senior
                                                               Vice President and Chief Financial
                                                               Officer, John Hancock Advisers,
                                                               L.L.C., April 1997 to November 1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------

PIONEER AMERICA INCOME VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                        POSITIONS HELD                         PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE            WITH THE TRUST    TERM OF OFFICE       YEARS                                    THIS  TRUSTEE
David R. Bock** (61)    Trustee since     Serves until a       Senior Vice President and Chief          Director of The Enterprise
3050 K. Street NW,      2005.             successor trustee    Financial Officer, I-trax, Inc.          Social Investment Company
Washington, DC 20007                      is elected or        (publicly traded health care services    (privately-held affordable
                                          earlier retirement   company) (2001-present); Managing        housing finance company);
                                          or removal.          Partner, Federal City Capital            Director of New York
                                                               Advisors (boutique merchant              Mortgage Trust (publicly
                                                               bank)(1995-2000; 2002 to 2004);          traded mortgage REIT)
                                                               Executive Vice President and Chief
                                                               Financial Officer, Pedestal Inc.
                                                               (internet-based mortgage trading
                                                               company) (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)       Trustee since     Serves until         President, Bush International            Director of Brady
3509 Woodbine Street,   2000.             successor trustee    (international financial advisory        Corporation (industrial
Chevy Chase, MD 20815                     is elected or        firm)                                    identification and
                                          earlier retirement                                            specialty coated material
                                          or removal                                                    products manufacturer),
                                                                                                        Millennium Chemicals, Inc.
                                                                                                        (commodity chemicals),
                                                                                                        Mortgage Guaranty Insurance
                                                                                                        Corporation, and R.J.
                                                                                                        Reynolds Tobacco Holdings,
                                                                                                        Inc. (tobacco)
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham    Trustee since     Serves until         Founding Director, The Winthrop          None
(57) 1001 Sherbrooke    2000.             successor trustee    Group, Inc. (consulting firm);
Street West,                              is elected or        Professor of Management, Faculty of
Montreal, Quebec,                         earlier retirement   Management, McGill University
Canada H3A 1G5                            or removal
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret     Trustee since     Serves until         President and Chief Executive            Director of New America
(56) One Boston         1995.             successor trustee    Officer, Newbury, Piret & Company,       High Income Fund, Inc.
Place, 28th Floor,                        is elected or        Inc. (investment banking firm)           (closed-end investment
Boston, MA 02108                          earlier retirement                                            company)
                                          or removal
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (76)    Trustee since     Serves until         Senior Counsel, Sullivan & Cromwell      Director, The Swiss Helvetia
125 Broad Street, New   1995.             successor trustee    (law firm)                               Fund, Inc. (closed-end
York, NY 10004                            is elected or                                                 investment company) and
                                          earlier retirement                                            AMVESCAP PLC (investment
                                          or removal                                                    managers)
-----------------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)      Trustee since     Serves until         President, John Winthrop & Co., Inc.     None
One North Adgers        September,        successor trustee    (private investment firm)
Wharf, Charleston, SC   2000.             is elected or
29401                                     earlier retirement
                                          or removal
-----------------------------------------------------------------------------------------------------------------------------------

PIONEER AMERICA INCOME VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                        POSITIONS HELD                         PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE            WITH THE TRUST    TERM OF OFFICE       YEARS                                    THIS OFFICER
Dorothy E. Bourassa     Secretary         Serves at the        Secretary of PIM-USA; Senior Vice        None
(57)                                      discretion of the    President - Legal of Pioneer; and
                                          Board                Secretary/Clerk of most of PIM-USA's
                                                               subsidiaries since October 2000;
                                                               Secretary of all of the Pioneer Funds
                                                               since September 2003 (Assistant
                                                               Secretary from November 2000 to
                                                               September 2003); and Senior Counsel,
                                                               Assistant Vice President and Director
                                                               of Compliance of PIM-USA from April
                                                               1998 through October 2000
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J.          Assistant         Serves at the        Assistant Vice President and Senior      None
Kelley (40)             Secretary         discretion of the    Counsel of Pioneer since July 2002;
                                          Board                Vice President and Senior Counsel of
                                                               BISYS Fund Services, Inc. (April 2001
                                                               to June 2002); Senior Vice President
                                                               and Deputy General Counsel of Funds
                                                               Distributor, Inc. (July 2000 to April
                                                               2001; Vice President and Associate
                                                               General Counsel from July 1996 to July
                                                               2000); Assistant Secretary of all
                                                               Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (47)    Assistant         Serves at the        Partner, Wilmer Cutler Pickering Hale    None
                        Secretary         discretion of the    and Dorr LLP; Assistant Secretary of
                                          Board                all Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)       Treasurer         Serves at the        Vice President - Fund Accounting,        None
                                          discretion of the    Administration and Custody Services of
                                          Board                Pioneer; and Treasurer of all of the
                                                               Pioneer Funds (Assistant Treasurer
                                                               from June 1999 to November 2000)
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (45)    Assistant         Serves at the        Deputy Treasurer of Pioneer since 2004;  None
                        Treasurer         discretion of the    Treasurer and Senior Vice President,
                                          Board                CDC IXIS Asset Management Services
                                                               from 2002 to 2003; Assistant Treasurer
                                                               and Vice President, MFS Investment
                                                               Management from 1997 to 2002; and
                                                               Assistant Treasurer of all of the
                                                               Pioneer Funds since November 2004
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)   Assistant         Serves at the        Assistant Vice President - Fund          None
                        Treasurer         discretion of the    Accounting, Administration and Custody
                                          Board                Services of Pioneer; and Assistant
                                                               Treasurer of all of the Pioneer Funds
                                                               since November 2000
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)      Assistant         Serves at the        Fund Accounting Manager - Fund           None
                        Treasurer         discretion of the    Accounting, Administration and Custody
                                          Board                Services of Pioneer; and Assistant
                                                               Treasurer of all of the Pioneer Funds
                                                               since May 2002
-----------------------------------------------------------------------------------------------------------------------------------

PIONEER AMERICA INCOME VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                        POSITIONS HELD                         PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE            WITH THE TRUST    TERM OF OFFICE       YEARS                                    THIS OFFICER
Katharine Kim           Assistant         Serves at the        Fund Administration Manager - Fund       None
Sullivan (31)           Treasurer         discretion of the    Accounting, Administration and Custody
                                          Board                Services since June 2003; Assistant
                                                               Vice President - Mutual Fund
                                                               Operations of State Street Corporation
                                                               from June 2002 to June 2003 (formerly
                                                               Deutsche Bank Asset Management);
                                                               Pioneer Fund Accounting,
                                                               Administration and Custody Services
                                                               (Fund Accounting Manager from August
                                                               1999 to May 2002, Fund Accounting
                                                               Services Supervisor from 1997 to July
                                                               1999); Assistant Treasurer of all
                                                               Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (37)    Chief             Serves at the        Chief Compliance Officer of Pioneer      None
                        Compliance        discretion of the    (Director of Compliance and Senior
                        Officer           Board                Counsel from November 2000 to
                                                               September 2004); Vice President and
                                                               Associate General Counsel of UAM Fund
                                                               Services, Inc. (mutual fund
                                                               administration company) from February
                                                               1998 to November 2000; and Chief
                                                               Compliance Officer of all of the
                                                               Pioneer Funds.
-----------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES.

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES.

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES.

[LOGO] PIONEER
       Investment (R)

                                                    [LOGO]
                                                    PIONEER
                                                    Investments(R)

                        PIONEER VARIABLE CONTRACTS TRUST
                Pioneer Balanced VCT Portfolio -- Class II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

  Pioneer Balanced VCT Portfolio
  Portfolio and Performance Update                              2
  Comparing Ongoing Portfolio Expenses                          3
  Portfolio Management Discussion                               4
  Schedule of Investments                                       6
  Financial Statements                                         13
  Notes to Financial Statements                                17
  Report of Independent Registered Public Accounting Firm      21
  Trustees, Officers and Service Providers                     22

Please consider a Portfolio's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a Portfolio and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer Portfolio, contact your adviser, call 1-800-225-6292 or visit our website at www.pioneerfunds.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------
Portfolio Diversification
(As a percentage of total investment portfolio)

Collateralized Mortgage Obligations 0.3%
Asset Backed Securities 0.4%
U.S Government Agency Obligations 0.4%
Depositary Receipts For International Stocks 2.0%
U.S Corporate Bonds 11.7%
U.S Government Securities 22.5%
U.S Common Stocks 62.7%

Sector Distribution
(As a percentage of long-term holdings)

Utilities 0.4%
Telecommunication Services 2.4%
Materials 3.4%
Energy 6.5%
Industrials 7.1%
Health Care 9.1%
Consumer Discretionary 10.3%
Information Technology 10.9%
Financials 11.9%
Consumer Staples 15.1%
Government Obligations 22.9%

Five Largest Holdings
(As a percentage of long-term holdings)

1.  Berkshire Hathaway, Inc.
    (Class B)                 3.37%
2.  First Data Corp.          3.10
3.  Microsoft Corp.           3.08
4.  Northrop Grumman Corp.    3.03
5.  Wm. Wrigley Jr. Co.       2.82

The portfolio is actively managed, and current holdings may be different.
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/04      12/31/03
--------------------------------------------------------------------------------
Net Asset Value per Share     $ 14.38      $ 14.02
--------------------------------------------------------------------------------

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $ 0.2769      $    -            $    -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Balanced VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

{The following table was depicted as a line chart in the printed material.]

Pioneer Balanced VCT Portfolio
S&P 500 Index
Lehman Brothers Aggregate Bond Text

Mar-95    10000  10000  10000
          11825  11279  12533
Dec-96    13412  11686  15406
          15535  12817  20543
Dec-98    15474  13929  26417
          15825  13812  31974
Dec-00    16647  15418  29068
          16230  16720  25623
Dec-02    14527  18435  19961
          17258  19192  25684
Dec-04    18050  20025  28476

Index comparison begins 2/28/95. The Standard & Poor's 500 Stock Index (the S&P
500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value
Life-of-Class       6.40%
(3/1/95)
5 Years             2.67
1 Year              4.59

All total returns shown assume reinvestment of distributions at net asset value.
Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charges.The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)     transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Balanced VCT Portfolio

Based on actual returns from July 1, 2004 through December 31, 2004.

Share Class                                         I               II
--------------------------------------------------------------------------------
       Beginning Account Value on 7/1/04       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/04        $ 1,028.06       $ 1,027.51
       Expenses Paid During Period*            $     4.67       $     6.03
--------------------------------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.92% and 1.18% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Balanced VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

Share Class                                         I               II
--------------------------------------------------------------------------------
       Beginning Account Value on 7/1/04       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/04        $ 1,020.61       $ 1,019.15
       Expenses Paid During Period*            $     4.65       $     6.00
--------------------------------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.92%, and 1.18% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

The domestic economy continued its rebound during 2004, encouraging the Federal Reserve to begin raising short-term interest rates, which had reached the lowest levels in 46 years. The yields of longer-term bonds showed little movement over the year, however, despite some interim volatility in the spring. Corporate bonds and mortgage-backed securities performed well. The equity markets delivered positive performance over the year, with small- and mid-cap stocks outperforming large-company equities and value stocks outpacing growth stocks. In the following interview, Timothy Mulrenan, who is responsible for the equity portfolio of Pioneer Balanced VCT Portfolio, and Richard Schlanger, who is responsible for the Portfolio's fixed-income portfolio, discuss the markets and the factors that affected performance during 2004.

Throughout the year, the Portfolio kept its allocations to equities and bonds relatively stable, with about 64% of assets in stocks and about 36% in fixed income investments.

Q: How did the Portfolio perform during 2004?

A: Class II shares of Pioneer Balanced VCT Portfolio shares had a total return of 4.59% at net asset value during the 12 months ended December 31, 2004.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during the period?

A: The economy was healthy, growing at a moderate rate throughout 2004.
   Evidence of a sustained economic recovery was clear enough that, beginning on June 30, the Federal Reserve Board began raising the overnight interbank lending rate, the Fed Funds Rate, in an effort to avoid any increase in inflationary pressures. By the end of the year, the Fed Funds Rate had risen from 1.00% to 2.25%, with the Fed indicating it intended to continue to raise the rate at a "measured" pace.

   During a year in which the value of the U.S. dollar on international currency exchanges fell dramatically and energy prices rose significantly, longer-term interest rates remained surprisingly stable for much of the year. In fact, the yield of the 10-year Treasury ended 2004 at 4.22%, very close to its level at the start of the year. As the improving economy helped lift corporate profits, corporate bonds significantly outperformed government bonds. Mortgage-backed securities also did better than Treasuries in a year in which securities that paid a higher coupon tended to deliver higher returns.

   In the equity markets, stock prices did not move greatly during the first 10 months of the year. However, after the November elections and the end of political uncertainty about control of the federal government, stocks staged a strong rally. Small- and mid-cap stocks and value stocks outperformed large-cap stocks and growth stocks.

Q: What were your strategies in managing the fixed-income assets of the Portfolio during the year?

A: We emphasized the "spread" sectors - corporates and mortgages - and kept the portfolio's duration, or sensitivity to interest rate changes, close to that of the benchmark Lehman Brothers Aggregate Bond Index. For much of the year, we kept our investments in high-yielding, lower-rated corporate bonds at about 8.5% of fixed income assets, close to our limit of 10%. However, we did lower that to about 7.6% of fixed income assets by the end of the year, increasing our investments in mortgage-backed securities to almost half the portfolio. This was because, after strong performance by corporate bonds, we found that mortgage securities offered very attractive relative value, as they provided almost as much income as corporate securities, but with higher credit quality.

   At the end of 2004, average credit quality was AA-, up from the A+ average rating of a year earlier. Both because we were cautious in taking interest rate risk and because we increased our investments in mortgages, the Portfolio's duration was 3.93 years, down from 4.26 years at the end of 2003.

   Both our sector selection and our decision to keep the Portfolio's sensitivity to interest rate changes close to that of the benchmark aided performance during the year.

A Word About Risk:

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the fund will generally rise. Investments in the fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------

Q: What were the principal factors affecting the performance of the equity investments during 2004?

A: During a year in which high-quality, large-company growth stocks were not in favor, the best performance tended to come from our investments in the energy and consumer staples sectors. Several of our holdings in the information technology sector also supported performance, while many of the most notable detractors were in health care and consumer discretionary investments.

   The price of oil rose substantially in 2004, helping lift the performance of the entire energy sector. Our best-performing energy investments included Encana, a Canadian exploration and production company, and Varco International, which provides oil field equipment and services to energy companies. Varco eventually received an attractive acquisition offer from National Oil Well.

   In consumer staples, top performers included two of our five largest holdings: Wrigley's and Gillette. In addition, CVS, the pharmacy chain, rose substantially as its earnings outlook improved with the acquisition of many stores formerly operated by the Eckerd chain. Chewing gum leader Wrigleys appreciated on good earnings growth, its improving outlook with the acquisition of the Altoids and Lifesavers brands, and inroads into the markets in China and India. Gillette gained on successful new product introductions and excellent cost management.

   In information technology, Symantec's stock price appreciated with strong sales of its anti-virus software. Newmont Mining, the world's largest gold mining company, was another holding that did well.

   In health care, our investments in large pharmaceutical companies detracted from results during a difficult year for the industry. The largest disappointment was Pfizer, a major position in the portfolio. Pfizer's stock price plummeted late in the year amid controversies about possible side effects of its Cox-2 pain inhibitor, Celebrex. The news came after Merck, a smaller holding in the portfolio, withdrew its Cox-2 pain inhibitor from the market entirely. Among consumer discretionary holdings, the most notable drag on performance was our investment in Viacom, which declined 17% during the year, primarily because of disappointing advertising sales in its radio station division.

   As the year progressed, we sold some of our more successful investments, notably Symantec and Newmont Mining because of concerns about the high valuations that they had attained. As we did so, we invested in Vodaphone, the wireless communications company based in the U.K.; Guidant, a leading medical device company which later received an acquisition offer from Johnson & Johnson; and Avaya, a telecommunications equipment company that is a leader in providing Voice Over Internet Protocol technology to corporations.

Q: What is your investment outlook?

A: We believe the economy will continue to expand and the Federal Reserve will maintain its policy of raising short-term interest rates. Longer-term rates may rise more slowly. As this happens, the "yield curve" will flatten as the difference between short-term rates and longer-term rates narrows. If this scenario unfolds, we may take a more "bar-belled" approach to the fixed income portfolio, investing in both short-maturity (less than two years) and longer-maturity securities (more than 10 years) but de-emphasizing intermediate-term issues which may be the most vulnerable to the risk of price loss from rising rates. We may also take some profits in mortgage investments if their prices begin to look less appealing and look for more attractive opportunities in corporate securities.

   In the equity market, we believe corporate profits will continue to improve, but at a decelerating rate. We think stock prices will track earnings growth, which in turn should track nominal Gross Domestic Product growth. We intend to continue to emphasize high quality, stable-growth companies. Historically, these companies have done relatively well as corporate profit growth begins decelerating as the economy enters a new, slower-growth stage in the business cycle. The consumer staples and health care sectors typically perform well in such an environment.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

         Shares                                                 Value
                  COMMON STOCKS - 63.5%
                  Energy - 5.5%
                  Integrated Oil & Gas - 0.4%
       3,900      Exxon Mobil Corp.                      $   199,914
                                                         -----------
                  Oil & Gas Drilling - 4.8%
       8,700      Encana Corp.                           $   496,422
      33,400      ENSCO International, Inc.                1,060,116
      22,000      Varco International, Inc.*                 641,300
                                                         -----------
                                                         $ 2,197,838
                                                         -----------
                  Oil & Gas Exploration & Production - 0.3%
       3,900      Pioneer Natural Resources Co.          $   136,890
                                                         -----------
                  Total Energy                           $ 2,534,642
                                                         -----------
                  Materials - 2.0%
                  Precious Metals & Minerals - 2.0%
      21,800      Newmont Mining Corp.                   $   968,138
                                                         -----------
                  Total Materials                        $   968,138
                                                         -----------
                  Capital Goods - 2.9%
                  Aerospace & Defense - 3.0%
      25,000      Northrop Grumman Corp.                 $ 1,359,000
                                                         -----------
                  Total Capital Goods                    $ 1,359,000
                                                         -----------
                  Commercial Services & Supplies - 0.7%
                  Diversified Commercial Services - 0.7%
       7,400      Cintas Corp.                           $   324,564
                                                         -----------
                  Total Commercial Services &
                  Supplies                               $   324,564
                                                         -----------
                  Transportation - 2.5%
                  Trucking - 2.5%
      13,400      United Parcel Service                  $ 1,145,164
                                                         -----------
                  Total Transportation                   $ 1,145,164
                                                         -----------
                  Media - 3.7%
                  Broadcasting & Cable Television - 1.4%
       8,800      Clear Channel Communications, Inc.     $   294,712
      10,200      Comcast Corp.*                             334,968
                                                         -----------
                                                         $   629,680
                                                         -----------
                  Movies & Entertainment - 2.3%
      29,319      Viacom, Inc. (Class B)                 $ 1,066,918
                                                         -----------
                  Total Media                            $ 1,696,598
                                                         -----------
                  Retailing - 3.9%
                  Apparel Retail - 1.5%
      16,400      Liz Claiborne, Inc.                    $   692,244
                                                         -----------
                  General Merchandise Stores - 2.2%
      32,000      Family Dollar Stores, Inc.             $   999,360
                                                         -----------

         Shares                                                Value
                  Specialty Stores - 0.2%
       6,491      Blockbuster, Inc.                      $    61,924
       6,491      Blockbuster, Inc. (Class B)                 57,186
                                                         -----------
                                                         $   119,110
                                                         -----------
                  Total Retailing                        $ 1,810,714
                                                         -----------
                  Food & Drug Retailing - 5.5%
                  Drug Retail - 1.0%
       9,900      CVS Corp.                              $   446,193
                                                         -----------
                  Food Distributors - 0.8%
       6,400      Cardinal Health, Inc.                  $   372,160
                                                         -----------
                  Food Retail - 2.8%
      18,300      Wm. Wrigley Jr. Co.                    $ 1,266,177
                                                         -----------
                  Hypermarkets & Supercenters - 0.9%
       7,800      Wal-Mart Stores, Inc.                  $   411,996
                                                         -----------
                  Total Food & Drug Retailing            $ 2,496,526
                                                         -----------
                  Food, Beverage & Tobacco - 5.3%
                  Distillers & Vintners - 2.1%
      19,200      Anheuser-Busch Co., Inc.               $   974,016
                                                         -----------
                  Soft Drinks - 3.2%
       7,900      The Coca-Cola Co.                      $   328,877
      21,800      PepsiCo, Inc.                            1,137,960
                                                         -----------
                                                         $ 1,466,837
                                                         -----------
                  Total Food, Beverage & Tobacco         $ 2,440,853
                                                         -----------
                  Household & Personal Products - 3.7%
                  Household Products - 0.9%
       9,300      Estee Lauder Co.                       $   425,661
                                                         -----------
                  Personal Products - 2.8%
      28,100      Gillette Co.                           $ 1,258,318
                                                         -----------
                  Total Household & Personal
                  Products                               $ 1,683,979
                                                         -----------
                  Health Care Equipment & Services - 4.5%
                  Health Care Distributors - 1.7%
      17,800      Wyeth                                  $   758,102
                                                         -----------
                  Health Care Equipment - 2.8%
      17,300      Biomet, Inc.                           $   750,647
       7,700      Guidant Corp.                              555,170
                                                         -----------
                                                         $ 1,305,817
                                                         -----------
                  Total Health Care Equipment &
                  Services                               $ 2,063,919
                                                         -----------
                  Pharmaceuticals & Biotechnology - 3.7%
                  Biotechnology - 0.9%
       6,516      Amgen, Inc.*                           $   418,001
                                                         -----------

6                   The accompanying notes are an integral part of these
financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------

         Shares                                                 Value
                  Pharmaceuticals - 2.8%
       4,000      Eli Lilly & Co.                         $   227,000
      39,288      Pfizer, Inc.                              1,056,454
                                                          -----------
                                                          $ 1,283,454
                                                          -----------
                  Total Pharmaceuticals &
                  Biotechnology                           $ 1,701,455
                                                          -----------
                  Diversified Financials - 3.0%
                  Asset Management & Custody Banks - 1.1%
      15,700      The Bank of New York Co., Inc.          $   524,694
                                                          -----------
                  Consumer Finance - 1.5%
      12,300      American Express Co.                    $   693,351
                                                          -----------
                  Investment Banking & Brokerage - 0.4%
       2,900      Merrill Lynch & Co., Inc.               $   173,333
                                                          -----------
                  Total Diversified Financials            $ 1,391,378
                                                          -----------
                  Insurance - 4.6%
                  Property & Casualty Insurance - 4.6%
         515      Berkshire Hathaway, Inc. (Class B)*     $ 1,512,040
       6,900      Progressive Corp.                           585,396
                                                          -----------
                                                          $ 2,097,436
                                                          -----------
                  Total Insurance                         $ 2,097,436
                                                          -----------
                  Software & Services - 6.9%
                  Application Software - 3.9%
      51,800      Microsoft Corp.                         $ 1,383,578
      15,400      Symantec Corp.*                             396,704
                                                          -----------
                                                          $ 1,780,282
                                                          -----------

         Shares                                                 Value
                  Data Processing & Outsourced Services - 3.0%
      32,700      First Data Corp.                        $ 1,391,058
                                                          -----------
                  Total Software & Services               $ 3,171,340
                                                          -----------
                  Technology Hardware & Equipment - 2.4%
                  Communications Equipment - 0.3%
       9,500      Avaya Inc.*                             $   163,400
                                                          -----------
                  Computer Hardware - 1.6%
      34,222      Hewlett-Packard Co.                     $   717,635
                                                          -----------
                  Electronic Manufacture Services - 0.5%
       8,500      Molex, Inc.                             $   226,526
                                                          -----------
                  Total Technology Hardware &
                  Equipment                               $ 1,107,561
                                                          -----------
                  Semiconductors - 0.4%
       7,800      Intel Corp.                             $   182,442
                                                          -----------
                  Total Semiconductors                    $   182,442
                                                          -----------
                  Telecommunication Services - 1.9%
                  Wireless Telecommunication Services - 1.9%
      32,300      Vodafone Group Plc. (A.D.R.)            $   884,374
                                                          -----------
                  Total Telecommunication Services        $   884,374
                                                          -----------
                  TOTAL COMMON STOCKS
                  (Cost $24,770,144)                      $29,060,083
                                                          -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

 Principal   S&P/Moody's
    Amount   Ratings
   USD ($)   (unaudited)                                                                         Value
                             ASSET BACKED SECURITIES - 0.3%
                             Diversified Financials - 0.2%
                             Diversified Financial Services - 0.1%
   84,728    BBB-/Baa2       PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)      $    84,212
                                                                                           -----------
                             Total Diversified Financials                                  $    84,212
                                                                                           -----------
                             Utilities - 0.1%
                             Electric Utilities - 0.1%
   70,950    BB-/Ba2         FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)               $    73,167
                                                                                           -----------
                             Total Utilities                                               $    73,167
                                                                                           -----------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $158,096)                                               $   157,379
                                                                                           -----------
                             COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
                             Diversified Financials - 0.3%
                             Diversified Financial Services - 0.3%
  100,000    BBB-/Baa3       Tower 2004-1A E, 5.395%, 1/15/34                              $    99,814
   50,000    BB/NR           Tower 2004-2A F, 6.376%, 12/15/14                                  49,750
                                                                                           -----------
                             Total Diversified Financials                                  $   149,564
                                                                                           -----------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $150,000)                                               $   149,564
                                                                                           -----------
                             CORPORATE BONDS - 11.5%
                             Energy - 0.8%
                             Integrated Oil & Gas - 0.2%
   30,000    BBB+/Baa1       Occidental Petroleum, 7.65%, 2/15/06                          $    31,406
   40,000    BBB+/Baa1       Occidental Petroleum, 6.75%, 1/15/12                               45,407
                                                                                           -----------
                                                                                           $    76,813
                                                                                           -----------
                             Oil & Gas Exploration & Production - 0.2%
  100,000    BBB-/NR         Gazprom International SA, 7.201%, 2/1/20 (144A)               $   105,750
                                                                                           -----------
                             Oil & Gas Refining Marketing & Transportation - 0.4%
  205,000    BBB/Ba1         Magellan Midstream Partners, L.P., 6.45%, 6/1/14              $   221,688
                                                                                           -----------
                             Total Energy                                                  $   404,251
                                                                                           -----------
                             Materials - 1.2%
                             Commodity Chemicals - 0.2%
  100,000    BB+/Ba2         Nova Chemicals, Ltd., 6.5%, 1/15/12                           $   106,000
                                                                                           -----------
                             Diversified Metals & Mining - 0.3%
  125,000    BBB-/Baa3       Inco, Ltd., 7.2%, 9/15/32                                     $   145,687
                                                                                           -----------
                             Metal & Glass Containers - 0.1%
   40,000    BBB/Baa2        Tenneco Packaging, 8.125%, 6/15/17                            $    49,943
                                                                                           -----------
                             Paper Packaging - 0.4%
  150,000    A/A2            Bemis Co., Inc., 6.7%, 7/1/05                                 $   152,563
                                                                                           -----------
                             Paper Products - 0.2%
  100,000    BB-/Ba3         Abitibi-Consolidated, Inc., 6.95%, 4/1/08                     $   103,000
                                                                                           -----------
                             Total Materials                                               $   557,193
                                                                                           -----------

8                   The accompanying notes are an integral part of these
financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------

 Principal   S&P/Moody's
    Amount   Ratings
   USD ($)   (unaudited)                                                                Value
                             Capital Goods - 0.7%
                             Construction & Engineering - 0.1%
   50,000    B+/Ba3          Shaw Group Inc., 10.75%, 3/15/10                     $    55,125
                                                                                  -----------
                             Electrical Components & Equipment - 0.2%
   75,000    BBB-/Ba1        Thomas & Betts Corp., 7.25%, 6/1/13                  $    82,269
                                                                                  -----------
                             Industrial Conglomerates - 0.2%
   55,000    AAA/Aaa         General Electric Capital Corp., 6.125%, 2/22/11      $    60,246
   30,000    AAA/Aaa         General Electric Capital Corp., 6.75%, 3/15/32            35,114
                                                                                  -----------
                                                                                  $    95,360
                                                                                  -----------
                             Industrial Machinery - 0.2%
  100,000    B+/Ba2          Sun Sage BV, 8.25%, 3/26/09 (144A)                   $   105,000
                                                                                  -----------
                             Total Capital Goods                                  $   337,754
                                                                                  -----------
                             Commercial Services & Supplies - 0.0%
                             Diversified Commercial Services - 0.0%
   25,000    BBB+/Baa1       Deluxe Corp., 3.5%, 10/1/07 (144A)                   $    24,678
                                                                                  -----------
                             Total Commercial Services & Supplies                 $    24,678
                                                                                  -----------
                             Automobiles & Components - 0.4%
                             Automobile Manufacturers - 0.4%
  200,000    BBB-/Baa2       General Motors, 7.2%, 1/15/11                        $   205,128
                                                                                  -----------
                             Total Automobiles & Components                       $   205,128
                                                                                  -----------
                             Hotels, Restaurants & Leisure - 0.5%
                             Hotels, Resorts & Cruise Lines - 0.5%
  200,000    BBB-/Baa3       Hilton Hotels, 7.625%, 12/1/12                       $   233,885
                                                                                  -----------
                             Total Hotels, Restaurants & Leisure                  $   233,885
                                                                                  -----------
                             Media - 1.2%
                             Broadcasting & Cable Television - 0.8%
  250,000    BBB/Baa3        Comcast Cable Corp., 7.125%, 6/15/13                 $   289,636
  100,000    BBB-/Baa3       Cox Communications, 7.125%, 10/1/12                      112,086
                                                                                  -----------
                                                                                  $   401,722
                                                                                  -----------
                             Publishing - 0.4%
  170,000    BBB-/Baa3       News America, Inc., 7.3%, 4/30/28                    $   194,794
                                                                                  -----------
                             Total Media                                          $   596,516
                                                                                  -----------
                             Retailing - 0.2%
                             Specialty Stores - 0.2%
  100,000    BB/Ba2          Toys "R" Us, 7.875%, 4/15/13                         $    99,250
                                                                                  -----------
                             Total Retailing                                      $    99,250
                                                                                  -----------
                             Food, Beverage & Tobacco - 0.4%
                             Tobacco - 0.4%
  150,000    BBB/Baa2        Altria Group, Inc., 7.0%, 11/4/13                    $   162,532
                                                                                  -----------
                             Total Food, Beverage & Tobacco                       $   162,532
                                                                                  -----------
                             Health Care Equipment & Services - 0.7%
                             Health Care Facilities - 0.5%
  200,000    BB+/Ba2         HCA, Inc., 6.3%, 10/1/12                             $   202,841
                                                                                  -----------
                             Health Care Supplies - 0.2%
  100,000    BBB-/Ba1        Bausch & Lomb, 7.125%, 8/1/28                        $   106,550
                                                                                  -----------
                             Total Health Care Equipment & Services               $   309,391
                                                                                  -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

 Principal   S&P/Moody's
    Amount   Ratings
   USD ($)   (unaudited)                                                                          Value
                             Banks - 0.3%
                             Diversified Banks - 0.3%
   50,000    NR/Aaa          KFW - Kredit Wiederaufbau, 2.75%, 5/8/07                       $    49,209
   75,000    AA-/Aa2         National Westminster, 7.375%, 10/1/09                               85,383
                                                                                            -----------
                                                                                            $   134,592
                                                                                            -----------
                             Total Banks                                                    $   134,592
                                                                                            -----------
                             Diversified Financials - 1.3%
                             Consumer Finance - 0.2%
  100,000    A/A2            SLM Corp., Floating Rate Note, 7/25/14                         $    99,642
                                                                                            -----------
                             Investment Banking & Brokerage - 0.2%
   75,000    B+/B1           E*Trade Financial Corp., 8.0%, 6/15/11 (144A)                  $    80,625
                                                                                            -----------
                             Diversified Financial Services - 0.4%
  100,000    A-/Baa3         Brascan Corp., 5.75%, 3/1/10                                   $   105,806
  100,000    BBB-/Baa3       Glencore Funding LLC, 6.0%, 4/15/14 (144A)                          96,748
                                                                                            -----------
                                                                                            $   202,554
                                                                                            -----------
                             Specialized Finance - 0.5%
  100,000    NR/Baa3         Tengizchevroil LLP, 6.124%, 11/15/14 (144A)                    $   100,250
  100,000    B/B2            MDP Acquistions, 9.625%, 10/1/12                                   111,500
                                                                                            -----------
                                                                                            $   211,750
                                                                                            -----------
                             Total Diversified Financials                                   $   594,571
                                                                                            -----------
                             Insurance - 1.2%
                             Life & Health Insurance - 0.2%
  100,000    BB+/Ba1         Provident Co., Inc., 7.0%, 7/15/18                             $    96,625
                                                                                            -----------
                             Multi-Line Insurance - 0.1%
   50,000    A/Baa1          Loew Corp., 5.25%, 3/15/16                                     $    48,353
                                                                                            -----------
                             Property & Casualty Insurance - 0.7%
   85,000    BBB-/NR         Kingsway America, Inc., 7.5%, 2/1/14                           $    88,126
  100,000    BBB-/Baa3       Arch Capital Group, Ltd., 7.35%, 5/1/34                            106,616
  150,000    BB/Baa3         Ohio Casualty Corp., 7.3%, 6/15/14                                 161,429
                                                                                            -----------
                                                                                            $   356,171
                                                                                            -----------
                             Reinsurance - 0.2%
  100,000    BBB-/Baa3       Odyssey Re Holdings, 7.65%, 11/1/13                            $   110,296
                                                                                            -----------
                             Total Insurance                                                $   611,445
                                                                                            -----------
                             Real Estate - 0.6%
                             Real Estate Investment Trusts - 0.6%
  150,000    BBB-/Baa3       Hospitality Properties Trust, 6.75%, 2/15/13                   $   165,629
  100,000    BBB-/Baa3       Colonial Reality LP, 6.15%, 4/15/13                                103,869
                                                                                            -----------
                                                                                            $   269,498
                                                                                            -----------
                             Total Real Estate                                              $   269,498
                                                                                            -----------
                             Technology Hardware & Equipment - 0.9%
                             Communications Equipment - 0.1%
   50,000    BB/Ba3          Rogers Wireless Inc., Floating Rate Note, 12/15/10 (144A)      $    52,376
                                                                                            -----------
                             Computer Hardware - 0.8%
  250,000    BBB-/Baa3       NCR Corp., 7.125%, 6/15/09                                     $   276,039
  100,000    BB+/Ba1         Unisys Corp., 6.875%, 3/15/10                                      107,000
                                                                                            -----------
                                                                                            $   383,039
                                                                                            -----------
                             Total Technology Hardware & Equipment                          $   435,415
                                                                                            -----------

10                  The accompanying notes are an integral part of these
financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------

   Principal   S&P/Moody's
      Amount   Ratings
     USD ($)   (unaudited)                                                                        Value
                               Telecommunication Services - 0.4%
                               Integrated Telecommunication Services - 0.4%
   100,000     BBB+/Ba3        Intelsat, Ltd. 6.5%, 11/1/13                                 $    91,000
   100,000     BBB+/Baa2       Telecom Italia Capital, 5.25%, 11/15/13                          101,074
                                                                                            -----------
                                                                                            $   192,074
                                                                                            -----------
                               Total Telecommunication Services                             $   192,074
                                                                                            -----------
                               Utilities - 0.2%
                               Electric Utilities - 0.2%
    95,000     BBB-/Baa3       FLP Energy American Wind LLC, 6.639%, 6/20/23 (144A)         $   101,306
                                                                                            -----------
                               Total Utilities                                              $   101,306
                                                                                            -----------
                               TOTAL CORPORATE BONDS
                               (Cost $4,957,864)                                            $ 5,269,479
                                                                                            -----------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.5%
                               Government - 22.5%
   449,572     AAA/Aaa         Federal Home Loan Mortgage Corp., 5.5%, 1/1/34               $   457,005
   186,807     AAA/Aaa         Federal Home Loan Mortgage Corp., 5.5%, 9/1/17                   193,183
   159,028     AAA/Aaa         Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                  164,515
 1,156,543     AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                 1,196,375
   105,004     AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0%, 1/1/32                   108,620
    35,818     AAA/Aaa         Federal Home Loan Mortgage Corp., 6.5%, 5/1/09                    37,582
    56,705     AAA/Aaa         Federal Home Loan Mortgage Corp., 6.5%, 7/1/33                    59,741
    17,789     AAA/Aaa         Federal Home Loan Mortgage Corp., 6.5%, 11/1/33                   18,671
   145,347     AAA/Aaa         Federal National Mortgage Association, 5.0%, 6/1/34              144,284
   203,751     AAA/Aaa         Federal National Mortgage Association, 5.5%, 2/1/17              210,912
   127,905     AAA/Aaa         Federal National Mortgage Association, 5.5%, 3/1/34              129,926
   222,719     AAA/Aaa         Federal National Mortgage Association, 5.5%, 4/1/34              226,239
   263,593     AAA/Aaa         Federal National Mortgage Association, 5.5%, 9/1/34              267,760
   299,126     AAA/Aaa         Federal National Mortgage Association, 5.5%, 10/1/34             303,854
   223,574     AAA/Aaa         Federal National Mortgage Association, 5.5%, 11/1/33             227,169
   136,532     AAA/Aaa         Federal National Mortgage Association, 6.0%, 12/1/33             141,241
   110,000     AAA/Aaa         Federal National Mortgage Association, 6.125%, 3/15/12           122,216
    67,610     AAA/Aaa         Federal National Mortgage Association, 6.5%, 4/1/29               71,353
   143,018     AAA/Aaa         Federal National Mortgage Association, 6.5%, 7/1/32              150,115
    94,578     AAA/Aaa         Federal National Mortgage Association, 6.5%, 7/1/32               99,286
    21,208     AAA/Aaa         Federal National Mortgage Association, 6.5%, 8/1/13               22,509
    20,623     AAA/Aaa         Federal National Mortgage Association, 6.5%, 8/1/14               21,886
    62,139     AAA/Aaa         Federal National Mortgage Association, 6.5%, 9/1/32               65,442
    50,412     AAA/Aaa         Federal National Mortgage Association, 6.5%, 10/1/32              52,914
    17,685     AAA/Aaa         Federal National Mortgage Association, 6.5%, 10/1/32              18,562
    67,948     AAA/Aaa         Federal National Mortgage Association, 6.5%, 12/1/21              71,713
    10,000     AAA/Aaa         Federal National Mortgage Association, 7.125%, 6/15/10            11,494
    36,108     AAA/Aaa         Federal National Mortgage Association, 9.0%, 4/1/33               39,090
   389,233     AAA/Aaa         Freddie Mac, 5.0%, 4/1/34                                        386,788
   241,158     AAA/Aaa         Freddie Mac, 5.0%, 5/1/34                                        239,643
   150,000     AAA/Aaa         Freddie Mac, 5.75%, 1/15/12                                      163,413
    45,389     AAA/Aaa         Freddie Mac, 6.0%, 6/1/34                                         46,910
   260,832     AAA/Aaa         Freddie Mac, 6.0%, 11/1/33                                       269,561
   115,459     AAA/Aaa         Government National Mortgage Association, 5.0%, 4/15/34          115,601
    96,149     AAA/Aaa         Government National Mortgage Association, 5.5%, 4/15/33           98,294

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

  Principal   S&P/Moody's
     Amount   Ratings
    USD ($)   (unaudited)                                                                            Value
                              (U.S. Government and Agency Obligations Cont.)
  239,253     AAA/Aaa         Government National Mortgage Association, 5.5%, 8/15/19          $   249,518
  166,589     AAA/Aaa         Government National Mortgage Association, 5.5%, 8/15/33              170,305
   51,297     AAA/Aaa         Government National Mortgage Association, 5.5%, 9/15/33               52,490
  353,413     AAA/Aaa         Government National Mortgage Association, 6.0%, 8/15/32              367,116
  133,507     AAA/Aaa         Government National Mortgage Association, 6.5%, 5/15/33              140,575
   53,615     AAA/Aaa         Government National Mortgage Association, 6.5%, 10/15/28              56,547
  262,925     AAA/Aaa         Government National Mortgage Association I, 5.5%, 6/15/33            268,789
  183,588     AAA/Aaa         Government National Mortgage Association I, 5.5%, 7/15/33            187,683
  148,787     AAA/Aaa         Government National Mortgage Association I, 6.0%, 9/15/32            154,387
  467,764     AAA/Aaa         Government National Mortgage Association I, 6.0%, 9/15/33            485,108
  297,330     AAA/Aaa         Government National Mortgage Association II, 6.0%, 10/20/33          308,997
  181,240     AAA/Aaa         Government National Mortgage Association II, 5.5%, 2/20/34           185,030
   25,322     AAA/Aaa         Government National Mortgage Association II, 7.5%, 9/20/29            27,092
  470,000     AAA/Aaa         U.S. Treasury Notes, 4.0%, 11/15/12                                  469,210
  300,000     AAA/Aaa         U.S. Treasury Notes, 4.75%, 11/15/08                                 314,214
  200,000     AAA/Aaa         U.S. Treasury Notes, 4.75%, 5/15/14                                  208,422
  130,000     AAA/Aaa         U.S. Treasury Notes, 5.375%, 2/15/31                                 140,573
  500,000     AAA/Aaa         U.S. Treasury Notes, 5.625%, 5/15/08                                 536,289
                                                                                               -----------
                              Total Government                                                 $10,276,212
                                                                                               -----------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $10,185,772)                                               $10,276,212
                                                                                               -----------
                              TOTAL INVESTMENTS IN SECURITIES - 98.1%
                              (Cost $40,221,876)                                               $44,912,717
                                                                                               -----------
                              OTHER ASSETS AND LIABILITIES - 1.9%                              $   851,493
                                                                                               -----------
                              TOTAL NET ASSETS - 100.0%                                        $45,764,210
                                                                                               -----------

(A.D.R.)  American Depositary Receipt
*         Non-income producing security
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2004, the value of these securities amounted to $824,112 or 1.8% of net assets.
NR        Not rated by either S&P or Moody's

12                  The accompanying notes are an integral part of these
financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           Year Ended      5/1/03 to
Class II (a)                                                                12/31/04       12/31/03
Net asset value, beginning of period                                        $ 14.02       $ 12.67
                                                                            -------       -------
Increase from investment operations:
 Net investment income                                                      $  0.22       $  0.14
 Net realized and unrealized gain on investments                               0.42          1.40
                                                                            -------       -------
  Net increase from investment operations                                   $  0.64       $  1.54
Distributions to shareowners:
 Net investment income                                                       ( 0.28)       ( 0.19)
                                                                            -------
 Net increase in net asset value                                            $  0.36       $  1.35
                                                                            -------       --------
 Net asset value, end of period                                             $ 14.38       $ 14.02
                                                                            -------       --------
Total return*                                                                  4.59%        12.17%
Ratio of net expenses to average net assets+                                   1.19%         1.11%**
Ratio of net investment income to average net assets+                          1.81%         1.12%**
Portfolio turnover rate                                                          30%           37%**
Net assets, end of period (in thousands)                                    $10,452       $  3,390
Ratios with no waiver of management fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                                  1.19%         1.11%**
 Net investment income                                                         1.81%         1.12%**

(a) Class II shares were first publicly offered on May 1, 2003.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (Cost $40,221,876)      $ 44,912,717
 Cash                                                            770,401
 Receivables --
 Fund shares sold                                                    615
 Dividends, interest and foreign taxes withheld                  169,693
 Other                                                             3,050
                                                            ------------
   Total assets                                             $ 45,856,476
                                                            ------------
LIABILITIES:
 Payables --
 Fund shares repurchased                                    $      7,826
 Due to affiliates                                                30,009
 Accrued expenses                                                 54,431
                                                            ------------
   Total liabilities                                        $     92,266
                                                            ------------
NET ASSETS:
 Paid-in capital                                            $ 46,401,274
 Undistributed net investment income (loss)                       14,409
 Accumulated undistributed net realized gain (loss)           (5,342,314)
 Net unrealized gain (loss) on:
 Investments                                                   4,690,841
                                                            ------------
   Total net assets                                         $ 45,764,210
                                                            ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
 Net assets                                                 $ 35,312,051
 Shares outstanding                                            2,451,399
                                                            ------------
 Net asset value per share                                  $      14.40
 Class II:
 No par value (unlimited number of shares authorized)
 Net assets                                                 $ 10,452,159
 Shares outstanding                                              726,928
                                                            ------------
 Net asset value per share                                  $      14.38

14                  The accompanying notes are an integral part of these
financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                           Year Ended
                                                            12/31/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $1,615)      $  452,044
 Interest (net of foreign taxes withheld of $94)             825,144
                                                          ----------
  Total investment income                                 $1,277,188
                                                          ----------
EXPENSES:
 Management fees                                          $  288,949
 Transfer agent fees and expenses                              2,987
 Distribution fees (Class II)                                 16,887
 Administrative reimbursements                                18,500
 Custodian fees                                               18,175
 Professional fees                                            53,197
 Printing expense                                             17,844
 Miscellaneous                                                 3,205
                                                          ----------
  Total expenses                                          $  419,744
                                                          ----------
  Net expenses                                            $  419,744
                                                          ----------
    Net investment income (loss)                          $  857,444
                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                              $1,099,149
                                                          ----------
                                                          $1,099,149
                                                          ----------
 Change in net unrealized gain or (loss) from:
 Investments                                              $  127,896
                                                          ----------
                                                          $  127,896
                                                          ----------
 Net gain (loss) on investments, futures contracts
 and foreign currency transactions                        $1,157,438
                                                          ----------
 Net increase (decrease) in net assets resulting
 from operations                                          $2,084,489
                                                          ----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Year Ended        Year Ended
                                                                                     12/31/04          12/31/03
FROM OPERATIONS:
Net investment income (loss)                                                      $    857,444       $    718,572
Net realized gain (loss) on investments                                              1,099,149            336,352
Change in net unrealized gain or (loss) on investments, futures contracts and
 foreign currency transactions                                                         127,896          5,309,842
                                                                                  ------------       ------------
  Net increase (decrease) in net assets
    resulting from operations                                                     $  2,084,489       $  6,364,766
                                                                                  ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                                                          $   (789,468)      $   (800,491)
 Class II                                                                             (155,092)           (20,067)
                                                                                  ------------       ------------
  Total distributions to shareowners                                              $   (944,560)      $   (820,558)
                                                                                  ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $  8,978,890       $  4,068,440
Reinvestment of distributions                                                          944,549            820,551
Cost of shares repurchased                                                          (9,461,531)        (9,119,455)
                                                                                  ------------       ------------
 Net increase (decrease) in net assets
  resulting from Fund share transactions                                          $    461,908       $ (4,230,464)
                                                                                  ------------       ------------
 Net increase (decrease) in net assets                                            $  1,601,837       $  1,313,744
                                                                                  ------------       ------------
NET ASSETS:
Beginning of year                                                                 $ 44,162,373       $ 42,848,629
                                                                                  ------------       ------------
End of year                                                                       $ 45,764,210       $ 44,162,373
                                                                                  ------------       ------------
Undistributed net investment income (loss),
 end of year                                                                      $     14,409       $     12,808
                                                                                  ------------       ------------

16                  The accompanying notes are an integral part of these
financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04

1. Organization and Significant Accounting Policies
The Pioneer Balanced VCT Portfolio is a portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
     Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)
     Pioneer Fund VCT Portfolio (Fund Portfolio)
     Pioneer Equity Income VCT Portfolio
       (Equity-Income Portfolio)
     Pioneer Balanced VCT Portfolio (Balanced Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap Value II Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

The Portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objectives of Balanced Portfolio are capital growth and current income.

Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset value for the portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange.

   At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2004, the portfolio had no open futures contracts.

C. Taxes
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, Balanced VCT Portfolio had a capital loss carryforward of $5,161,356, of which will the following amounts expire between 2010 and 2011 if not utilized: $2,571,211 in 2010, and $2,590,145, in 2011.

   The portfolio elected to defer $90,901 in capital losses recognized between November 1, 2004 and December 31, 2004 to its fiscal year ending December 31, 2005.

   At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

--------------------------------------------------------------------------------
                                   Undistributed Net   Accumulated Net
                                   Investment Income    Realized Gain   Paid-In
Portfolio                                (Loss)            (Loss)       Capital
--------------------------------------------------------------------------------
 Pioneer Balanced VCT Portfolio         $88,717          $ (88,717)      $ (0)
                                        -------          ---------       ----
--------------------------------------------------------------------------------

18

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                  2004          2003
                                                            --------------- -----------
 Distributions paid from:
 Ordinary Income                                             $    944,560    $820,558
 Long-Term capital gain                                                --          --
                                                             ------------    --------
                                                             $    944,560    $820,558
 Return of Capital                                                     --          --
                                                             ------------    --------
   Total distributions                                       $    944,560    $820,558
                                                             ------------    --------
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                               $     13,132
 Undistributed long-term gain/(capital loss carryforward)      (5,161,356)
 Post-October loss deferred                                       (90,901)
 Unrealized appreciation (depreciation)                         4,602,061
                                                             ------------
   Total                                                     $   (637,064)
                                                             ------------
----------------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, and the tax treatment of premium amortization.

D. Portfolio Shares
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

E. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

F. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Portfolio. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets. In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $27,524 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $272 in transfer agent fees payable to PIMSS at December 31, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $2,213 payable to PFD at December 31, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At December 31, 2004, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-----------------------------------------------------------------------------------------
                                                                                 Net
                                              Gross            Gross        Appreciation/
Portfolio                  Tax Cost       Appreciation     Depreciation     (Depreciation)
-----------------------------------------------------------------------------------------
 Balanced Portfolio      $40,310,656       $5,154,366       $ (552,305)       $4,602,061
-----------------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $6,958,907 and $6,637,518, respectively. The cost of purchase and the proceeds from sales in U.S. Government obligations were $7,113,072 and $6,465,950, respectively.

7. Capital Shares

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

-----------------------------------------------------------------------------------------
Balanced Portfolio                '04 Shares     '04 Amount    '03 Shares      '03 Amount
-----------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                         78,321    $  1,113,192       58,603     $    777,329
 Reinvestment of distributions       55,609         789,468       60,877          800,492
 Shares repurchased                (586,843)     (8,291,593)    (705,902)      (9,066,098)
                                   -------------------------------------------------------
  Net increase (decrease)          (452,913)     (6,388,933)    (586,422)    $ (7,488,277)
                                   -------------------------------------------------------
 CLASS II:
 Shares sold                        557,386    $  7,865,698      244,252     $  3,291,111
 Reinvestment of distributions       10,920         155,081        1,455           20,059
 Shares repurchased                 (83,119)     (1,169,938)      (3,966)         (53,357)
                                   ------------------------------------------------------
  Net increase                      485,187    $  6,850,841      241,741     $  3,257,813
                                   ------------------------------------------------------
-----------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Class II Shareowners of Pioneer Balanced VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Balanced VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Balanced VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                      /s/ Ernst & Young

Boston, Massachusetts
February 11, 2005

-----------------------------------------------------------------------------------------------------------------------------------
Pioneer Balanced VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                   Trustees and Officers
Pioneer Investment Management, Inc.                  The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together
Custodian                                            with their rincipal occupations during the past five years. Trustees who
Brown Brothers Harriman & Co                         are interested persons of the Portfolio within the meaning of the
                                                     Investment Company Act of 1940 are referred to as Interested Trustees.
Independent Registered Public Accounting Firm        Trustees who are not interested persons of the Trust are referred to as
Ernst & Young LLP                                    Trustees. Each of the Trustees serves as a trustee of each of the 73 U.S.
                                                     registered investment portfolios for which Pioneer Investment Management,
Principal Underwriter                                Inc. ("Pioneer") serves as investment adviser (the "Trust"). The address
Pioneer Funds Distributor, Inc.                      for all Interested Trustees and all officers of the Portfolio is 60 State
                                                     Street, Boston, Massachusetts 02109.

Legal Counsel                                        The Trust's statement of additional information provides more detailed
Wilmer Cutler Pickering Hale and Dorr LLP            information regarding the  Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Shareowner Services and Transfer                     Proxy Voting Policies and Procedures of the Trust are available without
Pioneer Investment Management Shareholder Services,  charge, upon Agent request, by calling our toll free number
Inc.                                                 (1-800-225-6292). This information is also available online at
                                                     pioneerfunds.com. Pioneer Investment Management Shareholder Services, Inc.
                                                     online at pioneerfunds.com. online at pioneerfunds.com.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                POSITIONS HELD                        PRINCIPAL OCCUPATION DURING
NAME AND AGE    WITH THE TRUST  TERM OF OFFICE        PAST FIVE YEARS                    OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan,  Chairman of the Serves until          Trustee and President Serves       Director of Harbor Global Company, Ltd.
Jr. (78)*       Board, Trustee  successor trustee     until retirement or removal
                President       and is elected or or  earlier retirement Deputy
                                removal               Chairman and a Director of
                                                      Pioneer Global Asset Management
                                                      S.p.A. ("PGAM"); Non-Executive
                                                      Chairman and a Director of
                                                      Pioneer Investment Manage
                                                      ("PIM-USA"); Chairman and a
                                                      Director of Pio of Pioneer
                                                      Alternative Investment Managemen
                                                      (Dublin); President and a
                                                      Director of Pione Investment
                                                      Management (Bermuda) Limited and
                                                      funds; President and Director of
                                                      Pioneer Fu Inc. ("PFD");
                                                      President of all of the Pione Of
                                                      Counsel (since 2000, partner
                                                      prior to 20 Pickering Hale and
                                                      Dorr LLP (counsel to PIM Pioneer
                                                      Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood  Trustee and     Serves until          President and Chief Executive      None
(52)**          Executive Vice  successor trustee is  Officer, PIM-USA since May 2003
                President       elected or earlier    (Director since January 2001);
                                retirement or removal President and Director of Pioneer
                                                      since May 2003; Chairman and
                                                      Director of Pioneer Investment
                                                      Management Shareholder Services,
                                                      Inc. ("PIMSS") since May 2003;
                                                      Executive Vice President of all of
                                                      the Pioneer Funds since June 2003;
                                                      Executive Vice President and Chief
                                                      Operating Officer of PIM-USA,
                                                      November 2000 to May 2003;
                                                      Executive Vice President, Chief
                                                      Financial Officer and Treasurer,
                                                      John Hancock Advisers, L.L.C.,
                                                      Boston, MA, November 1999 to
                                                      November 2000; Senior Vice
                                                      President and Chief Financial
                                                      Officer, John Hancock Advisers,
                                                      L.L.C., April 1997 to November
                                                      1999.
**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

22

------------------------------------------------------------------------------------------------------------------------------------
Pioneer Balanced VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                POSITIONS HELD                        PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS HELD BY
NAME AND AGE    WITH THE TRUST  TERM OF OFFICE        PAST FIVE YEARS                 THIS TRUSTEE
David R.        Trustee since   Serves until a        Senior Vice President and       Director of The Enterprise Social Investment
Bock** (61)     2005            successor trustee is  Chief Financial Officer,        Company (privately-held affordable housing
3050 K.                         elected or earlier    I-trax, Inc (publicly traded    finance company); Director of New York
Street NW,                      retirement or removal.health care services            Mortgage Trust (publicly traded mortgage
Washington,                                           company) (2001-present);        REIT)
DC 20007                                              Managing Partner, Federal
                                                      City Capital Advisors
                                                      (boutique merchant
                                                      bank)(1995-2000; 2002 to
                                                      2004); Executive Vice
                                                      President and Chief
                                                      Financial Officer, Pedestal
                                                      Inc. (internet-based
                                                      mortgage trading company)
                                                      (2000-2002)
** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
 Mary K. Bush   Trustee since   Serves until          President, Bush International   Director of Brady Corporation (industrial
 (56) 3509      2000.           successor trustee is  (international inancial         identification and specialty coated material
 Woodbine                       elected or earlier    advisory firm)                  products manufacturer), Millennium
 Street,                        retirement or removal                                 Chemicals, Inc. (commodity chemicals),
 Chevy Chase,                                                                         Mortgage Guaranty Insurance Corporation,
 MD 20815                                                                             and R.J. Reynolds Tobacco Holdings, Inc.
                                                                                      (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret        Trustee since   Serves until          Founding Director, The          None
B.W. Graham      2000.          successor trustee is  Winthrop Group, Inc.
(57) 1001                       elected or earlier    (consulting firm); Professor
Sherbrooke                      retirement or removal of Management, Faculty of
Street West,                                          Management, McGill
Montreal,                                             University
Quebec,
Canada H3A
1G5
------------------------------------------------------------------------------------------------------------------------------------
Marguerite      Trustee since   Serves untill         President, and Cheif Executive  Director of New American high Income Fund,
A. Piret        1995.           successor             Officer, Newbury, Piret &       Inc.(closed-end investment company)
(56) One                        trustee is            Company, Inc. (investment
Boston                          elected or            banking firm)
Place, 28th                     earlier
Floor,                          retirement
Boston, MA                      or removal
02108
------------------------------------------------------------------------------------------------------------------------------------
Stephen K.      Trustee since   Serves until          Senior Counsel, Sullivan &      Director,The Swiss Helvetic Fund, Inc.
West (76)       1995.           successor trustee     Cromwell (law firm)             (closed-end investment company) and AMVESCAP
125 Broad                       is elected or earlier                                 PLC (investment managers)
Street, New                     retirement or removal
York, NY
10004
------------------------------------------------------------------------------------------------------------------------------------
John            Trustee since   Serves until          President, John Winthrop & Co.,  None
Winthrop        September,      successor trustee     Inc.(private investment firm)
(68) One        2000.           is elected or earlier
North Adgers                    retirement or removal
Wharf,
Charleston,
SC 29401
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Balanced VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                 POSITIONS HELD                             PRINCIPAL OCCUPATION DURING    OTHER DIRECTORSHIPS
NAME AND AGE     WITH THE TRUST  TERM OF OFFICE             PAST FIVE YEARS                HELD BY THIS OFFICER
Dorothy E.       Secretary       Serves at the discretion   Secretary of PIM-USA; Senior    None
Bourassa (57)                    of the Board               Vice President - Legal of
                                                            Pioneer; and Secretary/Clerk
                                                            of most of PIM-USA's
                                                            subsidiaries since October
                                                            2000; Secretary of all of the
                                                            Pioneer Funds since September
                                                            2003 (Assistant Secretary
                                                            from November 2000 to
                                                            September 2003); and Senior
                                                            Counsel, Assistant Vice
                                                            President and Director of
                                                            Complianc of PIM-USA from
                                                            April 1998 through October
                                                            2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.   Assistant       Serves at the discretion   Assistant Vice President and   None
 Kelley (40)     Secretary       of the Board               Senior Counsel of Pioneer
                                                            since July 2002; Vice
                                                            President and Senior Counsel
                                                            of BISYS Fund Services, Inc.
                                                            (April 2001 to June 2002);
                                                            Senior Vice President and
                                                            Deputy General Counsel of
                                                            Funds Distributor, Inc. (July
                                                            2000 to April 2001; Vice
                                                            President and Associate
                                                            General Counsel from July
                                                            1996 to July 2000); Assistant
                                                            Secretary of all Pioneer
                                                            Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C.         Assistant       Serves at the discretion   Partner, Wilmer Cutler         None
Phelan (47)      Secretary       of the Board               Pickering Hale and Dorr LLP;
                                                            Assistant Secretary of all
                                                            Pioneer Funds since September
                                                            2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent          Treasurer       Serves at the discretion   Vice President-Fund            None
Nave (59)                        of the Board               Accounting, Administration
                                                            and Custody Services of
                                                            Pioneer; and Treasurer of all
                                                            of the Pioneer Funds
                                                            (Assistant Treasurer from
                                                            June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Mark E.          Assistant       Serves at the discretion   Deputy Treasurer of Pioneer    None
Bradley (45)     Treasurer       of the Board               since 2004; Treasurer and
                                                            Senior Vice President, CDC
                                                            IXIS Asset Management
                                                            Services from 2002 to 2003;
                                                            Assistant Treasurer and Vice
                                                            President, MFS Investment
                                                            Management from 1997 to 2002;
                                                            and Assistant Treasurer of
                                                            all of the Pioneer Funds
                                                            since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I.          Assistant       Serves at the discretion   Assistant Vice President -     None
Presutti (39)    Treasurer       of the Board               Fund Accounting,
                                                            Administration and Custody
                                                            Services of Pioneer; and
                                                            Assistant Treasurer of all of
                                                            the Pioneer Funds since
                                                            November 2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan    Assistant       Serves at the discretion   Fund Accounting Manager -      None
(46)             Treasurer       of the Board               Fund Accounting,
                                                            Administration and Custody
                                                            Services of Pioneer; and
                                                            Assistant Treasurer of
                                                            all of the Pioneer Funds since
                                                            May 2002
------------------------------------------------------------------------------------------------------------------------------------

24

------------------------------------------------------------------------------------------------------------------------------------
Pioneer Balanced VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                 POSITIONS HELD                             PRINCIPAL OCCUPATION
NAME AND AGE     WITH THE TRUST  TERM OF OFFICE             DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katharine Kim    Assistant       Serves at the discretion   Fund Administration Manager -  None
Sullivan (31)    Treasurer       of the Board               Fund Accounting,
                                                            Administration and Custody
                                                            Services since June 2003;
                                                            Assistant Vice President -
                                                            Mutual Fund Operations of
                                                            State Street Corporation from
                                                            June 2002 to June 2003
                                                            (formerly Deutsche Bank Asset
                                                            Management); Pioneer Fund
                                                            Accounting, Administration
                                                            and Custody Services (Fund
                                                            Accounting Manager from
                                                            August 1999 to May 2002, Fund
                                                            Accounting Services
                                                            Supervisor from 1997 to July
                                                            1999); Assistant Treasurer of
                                                            all Pioneer Funds since
                                                            September 2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin  Chief           Serves at the discretion   Chief Compliance Officer of    None
(37)             Compliance      of the Board               Pioneer (Director of
                 Officer                                    Compliance and Senior Counsel
                                                            from November 2000 to
                                                            September 2004); Vice
                                                            President and Associate
                                                            General Counsel of UAM Fund
                                                            Services, Inc. (mutual fund
                                                            administration company) from
                                                            February 1998 to November
                                                            2000; and Chief Compliance
                                                            Officer of all of the Pioneer
                                                            Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.
                                                                              25

                                                            [LOGO] PIONEER
                                                                  INVESTMENTS(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                          PIONEER MID CAP VALUE VCT PORTFOLIO -- CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

   Portfolio and Performance Update                           2

   Comparing Ongoing Portfolio Expenses                       3

   Portfolio Management Discussion                            4

   Schedule of Investments                                    5

   Financial Statements                                       9

   Notes to Financial Statements                             13

   Report of Independent Registered Public Accounting Firm   18

   Trustees, Officers and Service Providers                  19

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT www.pioneerfunds.com.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT http://www.sec.gov. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                             90.8%
Temporary Cash Investment                       8.2%
Depositary Receipts for International Stocks    1.0%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                   20.1%
Consumer Discretionary       19.7%
Information Technology       12.6%
Industrials                  11.1%
Materials                     8.7%
Health Care                   8.5%
Consumer  Staples             7.7%
Energy                        6.0%
Utilities                     5.5%
Telecommunication Services    0.1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Foot Locker Inc.        2.55%
2. Mattel, Inc.            2.19%
3. Safeway, Inc.           1.81%
4. Triad Hospitals, Inc.   1.76%
5. CIGNA Corp.             1.76%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

PRICES AND DISTRIBUTIONS

                            12/31/04   12/31/03
Net Asset Value per Share   $ 24.44    $ 20.32

DISTRIBUTIONS PER SHARE               SHORT-TERM      LONG-TERM
(1/1/04 - 12/31/04)       DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                          $ 0.0598    $ --            $ 0.2095

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER MID CAP VALUE VCT PORTFOLIO at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

        Russell Midcap Value Index   Pioneer Mid Cap Value VCT Portfolio*
3/95              10000                             10000
                  12263                             11685
12/96             14748                             13193
                  19812                             16294
12/98             20820                             14734
                  20799                             16615
12/00             24789                             19800
                  25369                             21032
12/02             22920                             18639
                  31643                             25551
12/04             39142                             31114

Index comparison begins 2/28/95. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
Life-of-Class   12.12%
(3/1/95)
5 Years         13.37%
1 Year          21.77%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER MID CAP VALUE VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

           SHARE CLASS                             I           II
           ---------------------------------   ----------   ----------
           Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
           Ending Account Value on 12/31/04    $ 1,121.91   $ 1,120.03
           Expenses Paid During Period*        $     3.88   $     5.20

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER MID CAP VALUE VCT PORTFOLIO

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

           SHARE CLASS                             I            II
           ---------------------------------   ----------   ----------
           Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
           Ending Account Value on 12/31/04    $ 1,021.52   $ 1,020.26
           Expenses Paid During Period*        $     3.70   $     4.95

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73%, and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

A WORD ABOUT RISK:

INVESTING IN MID-SIZED COMPANIES MAY OFFER THE POTENTIAL FOR HIGHER RETURNS, BUT THESE COMPANIES ARE ALSO SUBJECT TO GREATER SHORT-TERM PRICE FLUCTUATIONS THAN LARGER, MORE ESTABLISHED COMPANIES.

CALL 800-688-9915 OR VISIT www.pioneerfunds.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN.

PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS PERFORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHERWISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

Domestic equity markets moved in fits and starts, both up and down, through the first nine months of 2004 before finally staging a strong rally following the November elections. In the final two months of the year, stock indices moved upward, with small- and mid-cap companies outperforming large-cap corporations, and value stocks outpacing growth stocks. In the following interview, Rod Wright discusses the market environment and factors that affected performance during 2004. Mr. Wright is responsible for day-to-day portfolio management of Pioneer Mid Cap Value VCT Portfolio.

Q:   HOW DID THE PORTFOLIO PERFORM?

A: The Portfolio delivered strong results, despite trailing its benchmark index. For the 12 months ended December 31, 2004, Class II shares of the Portfolio had a total return of 21.77% at net asset value, while the Russell Midcap Value Index returned 23.71%. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   WHAT WERE THE PRINCIPAL FACTORS THAT AFFECTED PERFORMANCE?

A: The Portfolio participated in the final end-of-year rally that raised stock averages. For much of the year, a variety of factors and potential problems affected investors, who worried about the effects of rising interest rates, increasing energy prices, instability in Iraq and the political uncertainty resulting from a fiercely contested Presidential election.

     During the year, our selections in the health care, telecommunications, energy, financials and utilities sectors helped performance, while investments in materials, technology, industrials and consumer staples sectors detracted from results.

Q: WHAT WERE SOME OF THE INDIVIDUAL INVESTMENTS THAT HAD THE GREATEST IMPACT ON PORTFOLIO RESULTS?

A: Although technology investments tended to be a drag on performance, one technology company - NCR - had the single greatest positive impact on the Portfolio's return. NCR, which already had established itself as a leader in producing ATM and automatic retail scanning and check-out equipment, saw greatly improved results from its technology that helps companies store and manage large quantities of data. NCR's stock had been selling at a deep discount, but the effects of a corporate reorganization and the policies of a new management team helped lead to greatly improved earnings.

     Reliant Energy, which is involved in both electric power generation and in power distribution, was the Portfolio's second-largest contributor, as its stock appreciated after a reorganization of company debt.

     Other stocks that helped performance substantially included: Transocean, which operates oil drilling rigs and benefited from rising oil prices; W.W. Grainger, a national distributor of industrial parts and machinery, which enjoyed improved earnings as a result of a restructuring; and Ball, a packaging company which manufactures cans and bottles for beverage companies. Two health care sector investments that helped were: Becton Dickinson, a medical supply company; and Cigna, an HMO.

     Also adding to results were three companies involved in acquisitions at premiums to their stock valuations: Charter Bank, which was taken over by Citizens Bank, a unit of Royal Bank of Scotland; Apogent Technology, a producer of research equipment for medical laboratories, which was acquired by Fisher Scientific; and Veritas Software, a developer of data management software, which announced it was being acquired by Symantec.

     Holdings that detracted from results included UTStarcom, a manufacturer of inexpensive hand-held telephones, which was hurt by intense competition in China. While we sold our position in UTStarcom, we retained three other stocks that were a drag on performance: Safeway, toy company Mattel and mortgage insurer PMI, all of which gained but still lagged the mid-cap value market.

     Portfolio results were held back by not owning three companies that were performance leaders during 2004: TXU, a Texas utility; Apple Computer, the developer of the popular iPod product; and Monsanto, which produces genetically modified seeds for the agriculture industry.

Q:   WHAT IS YOUR INVESTMENT OUTLOOK?

A: We are reasonably optimistic about the economy and investment opportunities in the stock market. After a year in which corporate earnings rose faster than stock prices, stock valuations - as measured by price/earnings ratios
     - are more reasonable than they were a year ago. At the same time, interest rates remain low by historical standards, even though the Federal Reserve has raised short-term rates several times, while the economy continues to expand and support rising corporate earnings.

     Investors are watching several issues very carefully. They include: oil prices, which recently have declined; the elections and political instability in Iraq; and general geopolitical concerns. Positive news about any of these issues could help rally the stock market. Although we expect to continue to de-emphasize stocks of companies that may be vulnerable to rapid increases in interest rates, we are moderately bullish about the overall market.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

      SHARES                                                          VALUE
               COMMON STOCKS - 99.8%
               ENERGY - 5.9%
               INTEGRATED OIL & GAS - 0.9%
       7,700   BP Amoco Plc (A.D.R.)                          $     449,680
     129,540   Occidental Petroleum Corp.                         7,559,954
                                                              -------------
                                                              $   8,009,634
                                                              -------------
               OIL & GAS DRILLING - 2.8%
     175,915   ENSCO International, Inc.                      $   5,583,542
     111,530   Nabors Industries, Inc.*                           5,720,374
      30,000   Pride International, Inc*                            616,200
     141,630   Transocean Offshore, Inc.*                         6,003,696
     102,035   Weatherford International, Inc.*                   5,234,396
                                                              -------------
                                                              $  23,158,208
                                                              -------------
               OIL & GAS EXPLORATION & PRODUCTION - 2.0%
      14,200   Apache Corp.                                   $     718,094
      11,700   Anadarko Petroleum Corp.                             758,277
     185,022   Devon Energy Corp.                                 7,201,056
     203,585   Pioneer Natural Resources Co.                      7,145,834
      19,300   XTO Energy, Inc.                                     682,834
                                                              -------------
                                                              $  16,506,095
                                                              -------------
               OIL & GAS REFINING MARKETING &
               TRANSPORTATION - 0.3%
      27,385   Sun Co., Inc.                                  $   2,237,628
                                                              -------------
               TOTAL ENERGY                                   $  49,911,565
                                                              -------------
               MATERIALS - 8.6%
               COMMODITY CHEMICALS - 1.2%
     171,545   Air Products & Chemicals, Inc.                 $   9,944,464
                                                              -------------
               DIVERSIFIED CHEMICAL - 1.6%
       7,200   Olin Corp.                                     $     158,544
     197,420   PPG Industries, Inc.                              13,456,147
                                                              -------------
                                                              $  13,614,691
                                                              -------------
               DIVERSIFIED METALS & MINING - 1.8%
     141,700   Freeport-McMoRan Copper & Gold, Inc.
               (Class B)                                      $   5,417,191
     100,785   Phelps Dodge Corp.                                 9,969,652
                                                              -------------
                                                              $  15,386,843
                                                              -------------
               METAL & GLASS CONTAINERS - 1.6%
     305,720   Ball Corp.                                     $  13,445,566
                                                              -------------
               PAPER PRODUCTS - 2.3%
     278,467   Flowserve Corp.*                               $   7,668,981
     351,900   Meadwestvaco Corp.                                11,925,891
                                                              -------------
                                                              $  19,594,872
                                                              -------------
               SPECIALTY CHEMICALS - 0.1%
      16,500   Ecolab, Inc.                                   $     579,645
                                                              -------------
               Total Materials                                $  72,566,081
                                                              -------------
               CAPITAL GOODS - 5.2%
               AEROSPACE & DEFENSE - 1.0%
      11,800   Northrop Grumman Corp.                         $     641,448
     166,500   United Defense Industries, Inc.*                   7,867,125
                                                              -------------
                                                              $   8,508,573
                                                              -------------
               CONSTRUCTION, FARM MACHINERY &
               HEAVY TRUCKS - 0.1%
      13,100   Terex Corp.*                                   $     624,215
                                                              -------------
               ELECTRICAL COMPONENT & EQUIPMENT - 1.3%
     627,890   Symbol Technologies, Inc.                      $  10,862,497
                                                              -------------
               INDUSTRIAL CONGLOMERATES - 2.8%
     259,780   American Standard Co., Inc.*                   $  10,734,110
     148,520   ITT Industries, Inc.                              12,542,514
                                                              -------------
                                                              $  23,276,624
                                                              -------------
               TOTAL CAPITAL GOODS                            $  43,271,909
                                                              -------------
               COMMERCIAL SERVICES & SUPPLIES - 4.3%
               COMMERCIAL PRINTING - 1.4%
     344,740   R.R. Donnelly & Sons Co.                       $  12,165,875
                                                              -------------
               DIVERSIFIED COMMERCIAL SERVICES - 1.3%
      26,700   FTI Consulting, Inc.*                          $     562,569
     209,010   H & R Block, Inc.                                 10,241,490
                                                              -------------
                                                              $  10,804,059
                                                              -------------
               ENVIRONMENTAL SERVICES - 1.6%
     396,435   Republic Services, Inc.                        $  13,296,430
                                                              -------------
               TOTAL COMMERCIAL SERVICES &
               SUPPLIES                                       $  36,266,364
                                                              -------------
               TRANSPORTATION - 1.7%
               AIR FREIGHT & COURIERS - 0.1%
       9,600   Expeditors International of
               Washington, Inc.                               $     536,448
                                                              -------------
               AIRLINES - 0.6%
     294,810   Southwest Airlines Co.                         $   4,799,507
                                                              -------------
               RAILROADS - 1.0%
     139,920   Canadian National Railway Co.                  $   8,570,100
                                                              -------------
               TOTAL TRANSPORTATION                           $  13,906,055
                                                              -------------
               AUTOMOBILES & COMPONENTS - 0.1%
               AUTOMOBILE MANUFACTURERS - 0.1%
      19,300   Monaco Coach Corp.                             $     397,001
       8,800   PACCAR, Inc.                                         708,224
                                                              -------------
                                                              $   1,105,225
                                                              -------------
               TOTAL AUTOMOBILES & COMPONENTS                 $   1,105,225
                                                              -------------

The accompanying notes are an integral part of these financial statements.     5

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

      SHARES                                                          VALUE
               CONSUMER DURABLES & APPAREL - 4.5%
               APPAREL, ACCESSORIES & LUXURY GOODS - 0.3%
      99,391   The Limited Brands, Inc.                       $   2,287,981
                                                              -------------
               HOUSEWARES & SPECIALTIES - 0.8%
      31,700   Leggett & Platt, Inc.                          $     901,231
     174,600   Yankee Candle Co.*                                 5,793,228
                                                              -------------
                                                              $   6,694,459
                                                              -------------
               LEISURE PRODUCTS - 2.2%
     940,930   Mattel, Inc.                                   $  18,338,726
                                                              -------------
               PHOTOGRAPHIC PRODUCTS - 1.2%
     316,300   Eastman Kodak Co. (a)                          $  10,200,675
                                                              -------------
               TOTAL CONSUMER DURABLES & APPAREL              $  37,521,841
                                                              -------------
               HOTELS, RESTAURANTS & LEISURE - 1.7%
               HOTELS, RESORTS & CRUISE LINES - 0.1%
      27,600   Ambassadors Group, Inc.                        $     982,836
                                                              -------------
               RESTAURANTS - 1.6%
     333,400   Ruby Tuesday, Inc.                             $   8,695,072
      91,905   Tricon Global Restaurants, Inc.                    4,336,078
                                                              -------------
                                                              $  13,031,150
                                                              -------------
               TOTAL HOTELS, RESTAURANTS & LEISURE            $  14,013,986
                                                              -------------
               MEDIA - 3.7%
               ADVERTISING - 1.7%
   1,066,400   The Interpublic Group of Co., Inc.*            $  14,289,760
                                                              -------------
               BROADCASTING & CABLE TV - 1.2%
     275,200   Entercom Communications Corp.*                 $   9,876,928
                                                              -------------
               MOVIES & ENTERTAINMENT - 0.8%
     315,360   Regal Entertainment Group (a)                  $   6,543,720
      16,900   Viacom, Inc. (Class B)                               614,991
                                                              -------------
                                                              $   7,158,711
                                                              -------------
               TOTAL MEDIA                                    $  31,325,399
                                                              -------------
               RETAILING - 9.6%
               APPAREL RETAIL - 1.1%
     221,900   Liz Claiborne, Inc.                            $   9,366,399
                                                              -------------
               DEPARTMENT STORES - 0.7%
     150,300   J.C. Penney Co., Inc.                          $   6,222,420
                                                              -------------
               GENERAL MERCHANDISE STORES - 0.8%
     265,100   American Greetings Corp. (a)                   $   6,720,285
                                                              -------------
               INTERNET RETAIL - 1.4%
     418,500   InterActive Corp.*                             $  11,558,970
                                                              -------------
               SPECIALTY STORES - 5.6%
     984,000   Blockbuster, Inc. (a)                          $   9,387,360
     793,230   Foot Locker, Inc.                                 21,361,684
     210,700   Tiffany & Co.                                      6,736,079
     471,700   Toys "R" Us, Inc.*                                 9,655,699
                                                              -------------
                                                              $  47,140,822
                                                              -------------
               TOTAL RETAILING                                $  81,008,896
                                                              -------------
               FOOD & DRUG RETAILING - 7.6%
               DRUG RETAIL - 1.3%
     233,170   CVS Corp.                                      $  10,508,972
                                                              -------------
               FOOD DISTRIBUTORS - 1.3%
       9,800   Amerisourcebergen Corp.                        $     575,064
     322,700   McKesson HBOC, Inc.                               10,152,142
      21,900   Performance Food Group Co.*                          589,329
                                                              -------------
                                                              $  11,316,535
                                                              -------------
               FOOD RETAIL - 3.4%
     284,790   ConAgra, Inc.                                  $   8,387,066
     111,818   Dean Foods Co.*                                    3,684,403
      62,000   Kroger Co.*                                        1,087,480
     770,100   Safeway, Inc.                                     15,201,774
                                                              -------------
                                                              $  28,360,723
                                                              -------------
               HYPERMARKETS & SUPERCENTERS - 1.6%
     447,870   BJ'S Wholesale Club, Inc.* (a)                 $  13,046,453
      13,000   Costco Wholesale Corp.                               629,330
                                                              -------------
                                                              $  13,675,783
                                                              -------------
               TOTAL FOOD & DRUG RETAILING                    $  63,862,013
                                                              -------------
               FOOD, BEVERAGE & TOBACCO - 0.1%
               SOFT DRINKS - 0.1%
      13,600   PepsiCo, Inc.                                  $     709,920
                                                              -------------
               TOTAL FOOD, BEVERAGE & TOBACCO                 $     709,920
                                                              -------------
               HEALTH CARE EQUIPMENT & SERVICES - 6.5%
               HEALTH CARE DISTRIBUTORS - 0.8%
     147,700   Par Pharmaceutical Co., Inc.*                  $   6,111,826
      21,200   Wyeth                                                902,908
                                                              -------------
                                                              $   7,014,734
                                                              -------------
               HEALTH CARE FACILITIES - 3.0%
     971,100   Tenet Healthcare Corp.*                        $  10,662,678
     397,360   Triad Hospitals, Inc.*                            14,785,766
                                                              -------------
                                                              $  25,448,444
                                                              -------------
               HEALTH CARE SERVICES - 0.8%
      17,200   Accredo Health, Inc.*                          $     476,784
     111,330   Laboratory Corp. of America Holdings*              5,546,461
      23,200   Ims Health, Inc.                                     538,472
                                                              -------------
                                                              $   6,561,717
                                                              -------------

6     The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

      SHARES                                                          VALUE
               HEALTH CARE SUPPLIES - 0.1%
      11,200   Cooper Co., Inc.                               $     790,608
                                                              -------------
               MANAGED HEALTH CARE - 1.8%
     180,400   CIGNA Corp.                                    $  14,715,228
                                                              -------------
               TOTAL HEALTH CARE EQUIPMENT &
               SERVICES                                       $  54,530,731
                                                              -------------
               PHARMACEUTICALS & BIOTECHNOLOGY - 2.0%
               PHARMACEUTICALS - 2.0%
     648,200   IVAX Corp.* (a)                                $  10,254,524
     356,100   Mylan Laboratories, Inc. (a)                       6,295,848
      23,900   Pfizer, Inc.                                         642,671
                                                              -------------
                                                              $  17,193,043
                                                              -------------
               TOTAL PHARMACEUTICALS &
               BIOTECHNOLOGY                                  $  17,193,043
                                                              -------------
               BANKS - 7.1%
               DIVERSIFIED BANKS - 0.0%
      10,200   U.S. Bancorp                                   $     319,464
                                                              -------------
               REGIONAL BANKS - 4.7%
     120,600   City National Corp.                            $   8,520,390
     175,830   KeyCorp                                            5,960,637
     184,865   Marshall & Ilsley Corp.                            8,171,033
     264,456   North Fork Bancorporation, Inc.                    7,629,556
      28,852   Washington Banking Co.                               523,664
      36,000   West Coast Bancorp Oregon                            914,760
     120,200   Zions Bancorporation                               8,177,206
                                                              -------------
                                                              $  39,897,246
                                                              -------------
               THRIFTS & MORTGAGE FINANCE - 2.4%
     145,098   Countrywide Financial Corp.                    $   5,370,077
     323,160   The PMI Group, Inc.                               13,491,930
      21,500   Washington Mutual, Inc.                              909,020
                                                              -------------
                                                              $  19,771,027
                                                              -------------
               TOTAL BANKS                                    $  59,987,737
                                                              -------------
               DIVERSIFIED FINANCIALS - 6.6%
               CONSUMER FINANCE - 1.4%
      18,414   White Mountains Insurance Group, Ltd.          $  11,895,444
                                                              -------------
               ASSET MANAGEMENT & CUSTODY BANKS - 1.2%
     314,990   Federated Investors, Inc.                      $   9,575,696
      23,600   Waddell & Reed Financial, Inc.                       563,804
                                                              -------------
                                                              $  10,139,500
                                                              -------------
               CONSUMER FINANCE - 1.7%
      29,000   MBNA Corp.                                     $     817,510
     832,100   Providian Financial Corp.*                        13,704,687
                                                              -------------
                                                              $  14,522,197
                                                              -------------
               INVESTMENT BANKING & BROKERAGE - 2.3%
     322,000   A.G. Edwards, Inc.                             $  13,913,620
     248,150   Investment Technology Group, Inc.*                 4,963,000
                                                              -------------
                                                              $  18,876,620
                                                              -------------
               TOTAL DIVERSIFIED FINANCIALS                   $  55,433,761
                                                              -------------
               INSURANCE - 6.4%
               INSURANCE BROKERS - 2.3%
     278,410   Platinum Underwriter Holdings, Ltd.            $   8,658,551
     259,540   Willis Group Holdings, Ltd. (a)                   10,685,262
                                                              -------------
                                                              $  19,343,813
                                                              -------------
               LIFE & HEALTH INSURANCE - 2.0%
     111,030   Jefferson - Pilot Corp.                        $   5,769,119
       6,900   Stancorp Financial Group, Inc.                       569,250
     554,700   UNUM Corp. (a)                                     9,951,318
                                                              -------------
                                                              $  16,289,687
                                                              -------------
               PROPERTY & CASUALTY INSURANCE - 2.1%
      64,905   Ambac Financial Group, Inc.                    $   5,330,648
     238,000   Safeco Corp.                                      12,433,120
                                                              -------------
                                                              $  17,763,768
                                                              -------------
               TOTAL INSURANCE                                $  53,397,268
                                                              -------------
               SOFTWARE & SERVICES - 4.4%
               APPLICATION SOFTWARE - 1.6%
      71,100   Captaris, Inc.*                                $     366,876
      14,600   Intuit, Inc.*                                        642,546
      18,200   Microsoft Corp.                                      486,122
     407,100   Veritas Software Corp.*                           11,622,705
                                                              -------------
                                                              $  13,118,249
                                                              -------------
               DATA PROCESSING & OUTSOURCED SERVICES - 2.7%
     584,730   The BISYS Group, Inc.*                         $   9,618,809
      14,800   Fiserv, Inc.*                                        594,812
     437,829   SunGard Data Systems, Inc.*                       12,403,696
                                                              -------------
                                                              $  22,617,317
                                                              -------------
               SYSTEMS SOFTWARE - 0.1%
      19,020   Netiq Corp.*                                   $     232,234
      36,000   WatchGuard Technologies, Inc.*                       159,480
                                                              -------------
                                                              $     391,714
                                                              -------------
               TOTAL SOFTWARE & SERVICES                      $  36,127,280
                                                              -------------
               TECHNOLOGY, HARDWARE & EQUIPMENT - 8.0%
               COMMUNICATIONS EQUIPMENT - 2.0%
     356,600   Century Telephone Enterprises, Inc.            $  12,648,602
     480,221   Tellabs, Inc.*                                     4,125,098
                                                              -------------
                                                              $  16,773,700
                                                              -------------

The accompanying notes are an integral part of these financial statements.     7

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

      SHARES                                                          VALUE
               COMPUTER HARDWARE - 0.6%
      76,360   NCR Corp.*                                     $   5,286,403
                                                              -------------
               COMPUTER STORAGE & PERIPHERALS - 3.1%
     275,600   Imation Corp.                                  $   8,772,348
     277,500   Sandisk Corp.*                                     6,929,174
     333,900   Storage Technology Corp.*                         10,554,579
                                                              -------------
                                                              $  26,256,101
                                                              -------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
     123,980   W.W. Grainger, Inc.                            $   8,259,548
      28,000   Ingram Micro, Inc.*                                  582,400
                                                              -------------
                                                              $   8,841,948
                                                              -------------
               TECHNOLOGY DISTRIBUTORS - 1.2%
     150,320   Fisher Scientific International, Inc.*         $   9,376,962
      19,600   Tektronix, Inc.                                      592,115
                                                              -------------
                                                              $   9,969,077
                                                              -------------
               TOTAL TECHNOLOGY, HARDWARE &
               EQUIPMENT                                      $  67,127,229
                                                              -------------
               SEMICONDUCTORS - 0.2%
               SEMICONDUCTOR EQUIPMENT - 0.0%
      24,500   FEI Co.*                                       $     514,500
                                                              -------------
               SEMICONDUCTORS - 0.2%
      36,300   Intel Corp.                                    $     849,057
      36,700   Micron Technology, Inc.*                             453,245
      50,400   Triquint Semiconductor, Inc.*                        224,280
                                                              -------------
                                                              $   1,526,582
                                                              -------------
               TOTAL SEMICONDUCTORS                           $   2,041,082
                                                              -------------
               TELECOMMUNICATION SERVICES - 0.1%
               INTEGRATED TELECOMMUNICATION SERVICES - 0.1%
      20,600   SBC Communications, Inc.                       $     530,862
      14,700   Verizon Communications, Inc.                         595,498
                                                              -------------
                                                              $   1,126,360
                                                              -------------
               TOTAL TELECOMMUNICATION SERVICES               $   1,126,360
                                                              -------------
               UTILITIES - 5.5%
               ELECTRIC UTILITIES - 4.1%
      45,800   Avista Corp.                                   $     809,286
     168,475   Constellation Energy Group                         7,364,041
     131,915   Entergy Corp.                                      8,916,137
     122,500   NSTAR                                              6,649,300
     322,500   PG&E Corp.*                                       10,732,800
                                                              -------------
                                                              $  34,471,564
                                                              -------------
               MULTI-UTILITIES & UNREGULATED POWER - 1.4%
     836,100   Reliant Energy* (a)                            $  11,412,762
                                                              -------------
               TOTAL UTILITIES                                $  45,884,323
                                                              -------------
               TOTAL COMMON STOCKS
               (Cost $694,162,506)                            $ 838,318,071
                                                              -------------

   PRINCIPAL
      AMOUNT                                                          VALUE
               TEMPORARY CASH INVESTMENTS - 8.9%
               REPURCHASE AGREEMENT - 0.9%
$  7,500,000   UBS Warburg, Inc., 1.00%,
               dated 12/31/04, repurchase price of
               $7,500,000 plus accrued interest on
               1/3/05 collateralized by $7,133,000
               U.S. Treasury Bill, 6.5%, 10/15/2006           $   7,500,000
                                                              -------------

      SHARES
               SECURITY LENDING COLLATERAL - 8.0%
  67,222,325   Securities Lending
               Investment Fund, 2.18%                         $  67,222,325
                                                              -------------
               TOTAL TEMPORARY CASH
               INVESTMENTS
               (Cost $74,722,325)                             $  74,722,325
                                                              -------------
               TOTAL INVESTMENTS IN
               SECURITIES - 108.7%
               (Cost $768,884,831)                            $ 913,040,396
                                                              -------------
               OTHER ASSETS
               AND LIABILITIES - (8.7%)                       $ (73,064,457)
                                                              -------------
               TOTAL NET ASSETS - 100.0%                      $ 839,975,936
                                                              =============

(A.D.R.) American Depositary Receipt
*        Non-income producing security
(a)      At December 31, 2004, the following securities were out on loan:

 SHARES   SECURITY                      MARKET VALUE
261,495   American Greetings Corp.      $  6,628,898
386,336   BJ'S Wholesale Club, Inc.*      11,253,968
775,700   Blockbuster, Inc.                7,400,178
100,000   Eastman Kodak Co.                3,225,000
122,760   IVAX Corp.*                      1,942,063
338,295   Mylan Laboratories, Inc.         5,981,056
294,557   Regal Entertainment Group        6,112,058
214,400   Reliant Energy*                  2,926,560
521,740   UNUM Corp.                       9,360,016
245,613   Willis Group Holdings, Ltd.     10,111,886
                                        ------------
          TOTAL                         $ 64,941,683
                                        ============

8     The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   5/1/00 TO
CLASS II (a)                                                     12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
Net asset value, beginning of period                            $   20.32    $   14.86     $  17.28     $  17.75     $ 16.89
                                                                ----------   ----------    --------     --------     -------
Increase (decrease) from investment operations:
   Net investment income                                        $    0.01    $    0.06     $   0.04     $   0.14     $  0.07
   Net realized and unrealized gain (loss) on investments            4.38         5.44        (1.96)        0.94        2.01
                                                                ----------   ----------    --------     --------     -------
      Net increase (decrease) from investment operations        $    4.39    $    5.50     $  (1.92)    $   1.08     $  2.08
Distributions to shareowners:
   Net investment income                                            (0.06)       (0.04)       (0.04)       (0.08)      (0.13)
   Net realized gain                                                (0.21)          --        (0.46)       (1.47)      (1.09)
                                                                ----------   ----------    --------     --------     -------
Net increase (decrease) in net asset value                      $    4.12    $    5.46     $  (2.42)    $  (0.47)    $  0.86
                                                                ----------   ----------    --------     --------     -------
Net asset value, end of period                                  $   24.44    $   20.32     $  14.86     $  17.28     $ 17.75
                                                                ==========   ==========    ========     ========     =======
Total return*                                                       21.77%       37.09%      (11.38)%       6.22%      13.35%
Ratio of net expenses to average net assets+                         0.97%        1.00%        1.07%        1.11%       1.01%**
Ratio of net investment income to average net assets+                0.29%        0.60%        0.24%        0.10%       0.37%**
Portfolio turnover rate                                                55%          52%          68%          95%         85%
Net assets, end of period (in thousands)                        $ 536,837    $ 211,120     $ 61,038     $ 10,195     $ 1,943
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      0.97%        1.00%        1.07%        1.11%       1.01%**
   Net investment income                                             0.29%        0.60%        0.24%        0.10%       0.37%**
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      0.97%        1.00%        1.07%        1.11%       1.01%**
   Net investment income                                             0.29%        0.60%        0.24%        0.10%       0.37%**

(a) The Per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.     9

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including securities loaned of $64,941,683) (Cost $768,884,831)   $ 913,040,396
   Receivables--
      Investment securities sold                                                                             1,342,101
      Fund shares sold                                                                                         206,665
      Dividends, interest and foreign taxes withheld                                                           591,214
   Other                                                                                                        14,869
                                                                                                         -------------
         Total assets                                                                                    $ 915,195,245
                                                                                                         -------------
LIABILITIES:
   Payables --
      Investment securities purchased                                                                    $   2,861,531
      Fund shares repurchased                                                                                4,004,450
      Upon return of securities loaned                                                                      67,222,328
   Due to bank                                                                                                 434,663
   Due to affiliates                                                                                           582,759
   Accrued expenses                                                                                            113,578
                                                                                                         -------------
         Total liabilities                                                                               $  75,219,309
                                                                                                         -------------
NET ASSETS:
   Paid-in capital                                                                                       $ 647,879,874
   Undistributed net investment income (loss)                                                                2,164,900
   Accumulated undistributed net realized gain (loss)                                                       45,775,597
   Net unrealized gain (loss) on:
      Investments                                                                                          144,155,565
                                                                                                         -------------
         Total net assets                                                                                $ 839,975,936
                                                                                                         -------------
NET ASSET VALUE PER SHARE:
   CLASS I:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                         $ 303,138,450
   Shares outstanding                                                                                       12,289,796
                                                                                                         -------------
      Net asset value per share                                                                          $       24.67
   CLASS II:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                         $ 536,837,486
   Shares outstanding                                                                                       21,966,264
                                                                                                         -------------
      Net asset value per share                                                                          $       24.44

10    The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTOF OPERATIONS
--------------------------------------------------------------------------------

                                                           YEAR ENDED
                                                            12/31/04
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $12,629)   $   7,019,067
   Interest                                                     207,829
   Income on securities loaned, net                              24,175
                                                          -------------
      Total investment income                             $   7,251,071
                                                          -------------
EXPENSES:
   Management fees                                        $   3,753,733
   Transfer agent fees and expenses                               3,195
   Distribution fees (Class II)                                 936,681
   Administrative reimbursements                                117,136
   Custodian fees                                               100,959
   Professional fees                                             67,108
   Printing expense                                             107,301
   Fees and expenses of nonaffiliated trustees                    3,413
   Miscellaneous                                                  7,185
                                                          -------------
      Total expenses                                      $   5,096,711
      Less fees paid indirectly                                 (10,627)
                                                          -------------
      Net expenses                                        $   5,086,084
                                                          -------------
         Net investment income (loss)                     $   2,164,987
                                                          -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                         $  53,898,712
                                                          -------------
                                                          $  53,898,712
                                                          -------------
   Change in net unrealized gain or (loss) from:
      Investments                                         $  70,310,429
                                                          -------------
                                                          $  70,310,429
                                                          -------------
   Net gain (loss) on investments, futures contracts
      and foreign currency transactions                   $ 124,209,141
                                                          =============
   Net increase (decrease) in net assets resulting
      from operations                                     $ 126,374,128
                                                          =============

The accompanying notes are an integral part of these financial statements.    11

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED     YEAR ENDED
                                                                                   12/31/04       12/31/03
FROM OPERATIONS:
Net investment income (loss)                                                    $   2,164,987   $   1,803,484
Net realized gain (loss) on investments                                            53,898,712       6,004,760
Change in net unrealized gain or (loss) on investments, futures contracts and
   foreign currency transactions                                                   70,310,429      75,230,670
                                                                                -------------   -------------
      Net increase (decrease) in net assets
         resulting from operations                                              $ 126,374,128   $  83,038,914
                                                                                -------------   -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                      $    (711,725)  $    (438,494)
   Class II                                                                        (1,067,643)       (236,135)
Net realized gain
   Class I                                                                         (1,863,831)             --
   Class II                                                                        (3,740,321)             --
                                                                                -------------   -------------
      Total distributions to shareowners                                        $  (7,383,520)  $    (674,629)
                                                                                -------------   -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                $ 331,791,818   $ 161,143,658
Class I shares issued in reorganization                                            49,670,328              --
Reinvestment of distributions                                                       7,383,520         674,611
Cost of shares repurchased                                                        (49,217,509)    (44,550,616)
                                                                                -------------   -------------
   Net increase (decrease) in net assets resulting from Fund share transactions $ 339,628,157   $ 117,267,653
                                                                                -------------   -------------
   Net increase (decrease) in net assets                                        $ 458,618,765   $ 199,631,938
                                                                                -------------   -------------

NET ASSETS:
Beginning of year                                                               $ 381,357,171   $ 181,725,233
                                                                                -------------   -------------
End of year                                                                     $ 839,975,936   $ 381,357,171
                                                                                =============   =============
Undistributed net investment income (loss),
   end of year                                                                  $   2,164,900   $   1,779,281
                                                                                =============   =============

12    The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Mid Cap Value VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company
      Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value
      Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares
      Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income
      Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income
      Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio) (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value II Portfolio) (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Mid Cap Value Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   FUTURES CONTRACTS

     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2004, Mid Cap Value Portfolio had no open contracts.

C.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, Mid Cap Value VCT Portfolio had a capital loss carryforward of $5,981,262, of which the following amounts will expire between 2009 and 2010 if not utilized: $3,451,474 in 2009 and $2,529,788 in
     2010.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                                                2004          2003
                                                            -------------   ---------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                             $   3,095,474   $ 674,629
Long-Term capital gain                                          4,288,046          --
                                                            -------------   ---------
                                                            $   7,383,520   $ 674,629
Return of Capital                                                      --          --
                                                            -------------   ---------
   Total distributions                                      $   7,383,520   $ 674,629
                                                            =============   =========
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                               $   6,505,614
Capital loss carryforward from merger                          48,549,164
Undistributed long-term gain/ (capital loss carryforward)      (5,981,262)
Unrealized appreciation (depreciation)                        143,022,546
                                                            -------------
   Total                                                    $ 192,096,062
                                                            =============

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

F.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $467,669 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $520 in transfer agent fees payable to PIMSS at December 31, 2004.

4.   DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $114,570 payable to PFD at December 31, 2004.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                               NET
                                              GROSS          GROSS       APPRECIATION/
                             TAX COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
                          -------------   -------------   ------------   --------------
Mid Cap Value Portfolio   $ 770,017,850   $ 149,310,096   $ (6,287,550)  $ 143,022,546

6.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $609,010,425 and $312,401,269, respectively.

7.   CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

MID CAP VALUE PORTFOLIO                   '04 SHARES    '04 AMOUNT     '03 SHARES    '03 AMOUNT
---------------------------------------   ----------   -------------   ----------   -------------
CLASS I:
Shares sold                                3,133,632   $  68,612,090    2,677,744   $  46,157,551
Class I shares issued in reorganization    2,087,866      49,670,328           --              --
Reinvestment of distributions                117,982       2,575,556       26,084         438,476
Shares repurchased                        (1,365,569)    (29,591,496)  (2,465,836)    (40,592,863)
                                          ----------   -------------   ----------   -------------
   Net increase                            3,973,911   $  91,266,478      237,992   $   6,003,164
                                          ==========   =============   ==========   =============
CLASS II:
Shares sold                               12,236,512   $ 263,179,728    6,515,291   $ 114,986,107
Reinvestment of distributions                221,974       4,807,964       93,450         236,135
Shares repurchased                          (881,455)    (19,626,013)  (1,080,224)     (3,957,753)
                                          ----------   -------------   ----------   -------------
   Net increase                           11,577,031   $ 248,361,679    6,280,420   $ 111,264,489
                                          ==========   =============   ==========   =============

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

8.   MERGER INFORMATION

On December 8, 2004, beneficial owners of Safeco RST Core Equity Portfolio ("Core Equity"), Safeco RST Money Market Portfolio ("Money Market") and Safeco RST Multi-Cap Core Portfolio ("Multi-Cap"), three of the six portfolios that comprised Safeco Resource Series Trust, approved a proposed Agreement and Plan of Reorganization that provided for the mergers listed below. These tax-free reorganizations were accomplished on December 10, 2004 ("Closing Date"), by exchanging all of the Safeco's net assets for Class I shares as indicated below, based on Class I shares' ending net asset value on the Closing Date. The following charts show the details of the reorganizations as of that closing date Closing Date:

PIONEER MID CAP VALUE VCT PORTFOLIO
                               PIONEER              SAFECO RST               PIONEER
                            MID CAP VALUE         MULTI-CAP CORE          MID CAP VALUE
                            VCT PORTFOLIO           PORTFOLIO             VCT PORTFOLIO
                        (PRE-REORGANIZATION)   (PRE-REORGANIZATION)   (POST-REORGANIZATION)
                        --------------------   --------------------   ---------------------
Net Assets                 $ 757,206,652           $ 49,670,328           $ 858,922,877
Shares Outstanding            32,072,498              2,399,533              34,160,364
Class I Shares Issued                                                         2,087,866

                                             UNREALIZED              REALIZED
                                      APPRECIATION ON CLOSING       GAIN (LOSS)
                                                DATE              ON CLOSING DATE
                                      -----------------------   -------------------
Safeco RST Multi-Cap Core Portfolio          $ 5,550,191            $ 7,992,587

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER MID CAP VALUE VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Mid Cap Value VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                            /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER MID CAP VALUE VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                               TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                              The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are
CUSTODIAN                                                        responsible for the Trust's operations. The Trust's Trustees and
Brown Brothers Harriman & Co.                                    officers are listed below, together with their principal
                                                                 occupations during the past five years. Trustees who are
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                    interested persons of the Portfolio within the meaning of the
Ernst & Young LLP                                                Investment Company Act of 1940 are referred to as Interested
                                                                 Trustees. Trustees who are not interested persons of the Trust
PRINCIPAL UNDERWRITER                                            are referred to as Independent Trustees. Each of the Trustees
Pioneer Funds Distributor, Inc.                                  serves as a trustee of each of the 73 U.S. registered investment portfolios for which Pioneer Investment Management, Inc.
LEGAL COUNSEL                                                    ("Pioneer") serves as investment adviser (the "Trust"). The
Wilmer Cutler Pickering Hale and Dorr LLP                        address for all Interested Trustees and all officers of the
                                                                 Portfolio is 60 State Street, Boston, Massachusetts 02109.
SHAREOWNER SERVICES AND TRANSFER
Pioneer Investment Management Shareholder Services, Inc.         The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling
                                                                 1-800-225-6292.

                                                                 Proxy Voting Policies and Procedures of the Trust are available without charge, upon Agent request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                    POSITIONS HELD                               PRINCIPAL OCCUPATION DURING PAST FIVE     OTHER DIRECTORSHIPS
NAME AND AGE        WITH THE TRUST          TERM OF OFFICE       YEARS                                     HELD BY THIS TRUSTEE
John F. Cogan,      Chairman of the         Serves until         Trustee and President Serves until        Director of Harbor
Jr. (78)*           Board, Trustee and      successor trustee    retirement or removal; Deputy Chairman    Global Company, Ltd.
                    President               is elected or        and a Director of Pioneer Global Asset
                                            earlier retirement   Management S.p.A. ("PGAM");
                                            or removal           Non-Executive Chairman and a Director
                                                                 of Pioneer Investment Management USA
                                                                 Inc. ("PIM-USA"); Chairman and a
                                                                 Director of Pioneer; Director of
                                                                 Pioneer Alternative Investment
                                                                 Management Limited (Dublin); President
                                                                 and a Director of Pioneer Alternative
                                                                 Investment Management (Bermuda)
                                                                 Limited and affiliated funds;
                                                                 President and Director of Pioneer
                                                                 Funds Distributor, Inc. ("PFD");
                                                                 President of all of the Pioneer Funds;
                                                                 and Of Counsel (since 2000, partner
                                                                 prior to 2000), Wilmer Cutler
                                                                 Pickering Hale and Dorr LLP (counsel
                                                                 to PIM-USA and the Pioneer Funds).

* Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------

Osbert M. Hood      Trustee and Executive   Serves until         President and Chief Executive Officer,    None
(52)**              Vice President          successor trustee    PIM-USA since May 2003 (Director since
                                            is elected or        January 2001); President and Director
                                            earlier retirement   of Pioneer since May 2003; Chairman
                                            or removal           and Director of Pioneer Investment
                                                                 Management Shareholder Services, Inc.
                                                                 ("PIMSS") since May 2003; Executive
                                                                 Vice President of all of the Pioneer
                                                                 Funds since June 2003; Executive
                                                                 Vice President and Chief Operating
                                                                 Officer of PIM-USA, November 2000
                                                                 to May 2003; Executive Vice President,
                                                                 Chief Financial Officer and Treasurer,
                                                                 John Hancock Advisers, L.L.C.,
                                                                 Boston, MA, November 1999 to November
                                                                 2000; Senior Vice President and Chief
                                                                 Financial Officer, John Hancock
                                                                 Advisers, L.L.C., April 1997 to
                                                                 November 1999.

** Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------

PIONEER MID CAP VALUE VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                    POSITIONS HELD                               PRINCIPAL OCCUPATION DURING PAST FIVE     OTHER DIRECTORSHIPS
NAME AND AGE        WITH THE TRUST          TERM OF OFFICE       YEARS                                     HELD BY THIS TRUSTEE
David R. Bock**     Trustee since 2005.     Serves until a       Senior Vice President and Chief           Director of The
(61) 3050 K.                                successor trustee    Financial Officer, I-trax, Inc.           Enterprise Social
Street NW,                                  is elected or        (publicly traded health care services     Investment Company
Washington, DC                              earlier retirement   company) (2001-present); Managing         (privately-held
20007                                       or removal.          Partner, Federal City Capital Advisors    affordable housing
                                                                 (boutique merchant bank) (1995-2000;      finance company);
                                                                 2002 to 2004); Executive Vice             Director of New York
                                                                 President and Chief Financial Officer,    Mortgage Trust
                                                                 Pedestal Inc. (internet-based mortgage    (publicly traded
                                                                 trading company) (2000-2002)              mortgage REIT)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
-----------------------------------------------------------------------------------------------------------------------------------

Mary K. Bush        Trustee since 2000.     Serves until         President, Bush International             Director of Brady
(56) 3509                                   successor trustee    (international financial advisory firm)   Corporation (industrial
Woodbine Street,                            is elected or                                                  identification and
Chevy Chase, MD                             earlier retirement                                             specialty coated
20815                                       or removal                                                     material products
                                                                                                           manufacturer),
                                                                                                           Millennium Chemicals,
                                                                                                           Inc. (commodity
                                                                                                           chemicals), Mortgage
                                                                                                           Guaranty Insurance
                                                                                                           Corporation, and R.J.
                                                                                                           Reynolds Tobacco
                                                                                                           Holdings, Inc. (tobacco)
-----------------------------------------------------------------------------------------------------------------------------------

Margaret B.W.       Trustee since 2000.     Serves until         Founding Director, The Winthrop Group,    None
Graham (57) 1001                            successor trustee    Inc. (consulting firm); Professor of
Sherbrooke                                  is elected or        Management, Faculty of Management,
Street West,                                earlier retirement   McGill University
Montreal,                                   or removal
Quebec, Canada
H3A 1G5
-----------------------------------------------------------------------------------------------------------------------------------

Marguerite A.       Trustee since 1995.     Serves until         President and Chief Executive Officer,    Director of New America
Piret (56) One                              successor trustee    Newbury, Piret & Company, Inc.            High Income Fund, Inc.
Boston Place,                               is elected or        (investment banking firm)                 (closed-end investment
28th Floor,                                 earlier retirement                                             company)
Boston, MA 02108                            or removal
-----------------------------------------------------------------------------------------------------------------------------------

Stephen K. West     Trustee since 1995.     Serves until         Senior Counsel, Sullivan & Cromwell       Director, The Swiss
(76) 125 Broad                              successor trustee    (law firm)                                Helvetia Fund, Inc.
Street, New                                 is elected or                                                  (closed-end investment
York, NY 10004                              earlier retirement                                             company) and AMVESCAP
                                            or removal                                                     PLC (investment
                                                                                                           managers)
-----------------------------------------------------------------------------------------------------------------------------------

John Winthrop       Trustee since           Serves until         President, John Winthrop & Co., Inc.      None
(68) One North      September, 2000.        successor trustee    (private investment firm)
Adgers Wharf,                               is elected or
Charleston, SC                              earlier retirement
29401                                       or removal
-----------------------------------------------------------------------------------------------------------------------------------

PIONEER MID CAP VALUE VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                    POSITIONS HELD                               PRINCIPAL OCCUPATION DURING PAST FIVE     OTHER DIRECTORSHIPS
NAME AND AGE        WITH THE TRUST          TERM OF OFFICE       YEARS                                     HELD BY THIS OFFICERS
Dorothy E.          Secretary               Serves at the        Secretary of PIM-USA; Senior Vice         None
Bourassa (57)                               discretion of the    President - Legal of Pioneer; and
                                            Board                Secretary/Clerk of most of PIM-USA's
                                                                 subsidiaries since October 2000;
                                                                 Secretary of all of the Pioneer Funds
                                                                 since September 2003 (Assistant
                                                                 Secretary from November 2000 to
                                                                 September 2003); and Senior Counsel,
                                                                 Assistant Vice President and Director
                                                                 of Compliance of PIM-USA from April
                                                                 1998 through October 2000
-----------------------------------------------------------------------------------------------------------------------------------

Christopher J.      Assistant Secretary     Serves at the        Assistant Vice President and Senior       None
Kelley (40)                                 discretion of the    Counsel of Pioneer since July 2002;
                                            Board                Vice President and Senior Counsel of
                                                                 BISYS Fund Services, Inc. (April 2001
                                                                 to June 2002); Senior Vice President
                                                                 and Deputy General Counsel of Funds
                                                                 Distributor, Inc. (July 2000 to April
                                                                 2001; Vice President and Associate
                                                                 General Counsel from July 1996 to July
                                                                 2000); Assistant Secretary of all
                                                                 Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------

David C. Phelan     Assistant Secretary     Serves at the        Partner, Wilmer Cutler Pickering Hale     None
(47)                                        discretion of the    and Dorr LLP; Assistant Secretary of
                                            Board                all Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------

Vincent Nave (59)   Treasurer               Serves at the        Vice President - Fund Accounting,         None
                                            discretion of the    Administration and Custody Services of
                                            Board                Pioneer; and Treasurer of all of the
                                                                 Pioneer Funds (Assistant Treasurer
                                                                 from June 1999 to November 2000)
-----------------------------------------------------------------------------------------------------------------------------------

Mark E. Bradley     Assistant Treasurer     Serves at the        Deputy Treasurer of Pioneer since         None
(45)                                        discretion of the    2004; Treasurer and Senior Vice
                                            Board                President, CDC IXIS Asset Management
                                                                 Services from 2002 to 2003; Assistant
                                                                 Treasurer and Vice President, MFS
                                                                 Investment Management from 1997 to
                                                                 2002; and Assistant Treasurer of all
                                                                 of the Pioneer Funds since November
                                                                 2004
-----------------------------------------------------------------------------------------------------------------------------------

Luis I. Presutti    Assistant Treasurer     Serves at the        Assistant Vice President - Fund           None
(39)                                        discretion of the    Accounting, Administration and Custody
                                            Board                Services of Pioneer; and Assistant
                                                                 Treasurer of all of the Pioneer Funds
                                                                 since November 2000
-----------------------------------------------------------------------------------------------------------------------------------

Gary Sullivan       Assistant Treasurer     Serves at the        Fund Accounting Manager - Fund            None
(46)                                        discretion of the    Accounting, Administration and Custody
                                            Board                Services of Pioneer; and Assistant
                                                                 Treasurer of all of the Pioneer Funds
                                                                 since May 2002
-----------------------------------------------------------------------------------------------------------------------------------

PIONEER MID CAP VALUE VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                    POSITIONS HELD                               PRINCIPAL OCCUPATION DURING PAST FIVE     OTHER DIRECTORSHIPS
NAME AND AGE        WITH THE TRUST          TERM OF OFFICE       YEARS                                     HELD BY THIS OFFICERS
Katharine Kim       Assistant Treasurer     Serves at the        Fund Administration Manager - Fund        None
Sullivan (31)                               discretion of the    Accounting, Administration and Custody
                                            Board                Services since June 2003; Assistant
                                                                 Vice President - Mutual Fund
                                                                 Operations of State Street Corporation
                                                                 from June 2002 to June 2003 (formerly
                                                                 Deutsche Bank Asset Management);
                                                                 Pioneer Fund Accounting,
                                                                 Administration and Custody Services
                                                                 (Fund Accounting Manager from August
                                                                 1999 to May 2002, Fund Accounting
                                                                 Services Supervisor from 1997 to July
                                                                 1999); Assistant Treasurer of all
                                                                 Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------

Martin J. Wolin     Chief Compliance        Serves at the        Chief Compliance Officer of Pioneer       None
(37)                Officer                 discretion of the    (Director of Compliance and Senior
                                            Board                Counsel from November 2000 to
                                                                 September 2004); Vice President and
                                                                 Associate General Counsel of UAM Fund
                                                                 Services, Inc. (mutual fund
                                                                 administration company) from February
                                                                 1998 to November 2000; and Chief
                                                                 Compliance Officer of all of the
                                                                 Pioneer Funds.
-----------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

--------------------------------------------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

--------------------------------------------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

[LOGO] PIONEER
       INVESTMENTS(R)

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                       PIONEER EMERGING MARKETS VCT PORTFOLIO -- CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

   Portfolio and Performance Update                            2

   Comparing Ongoing Portfolio Expenses                        3

   Portfolio Management Discussion                             4

   Schedule of Investments                                     5

   Financial Statements                                       10

   Notes to Financial Statements                              14

   Report of Independent Registered Public Accounting Firm    19

   Trustees, Officers and Service Providers                   20

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT WWW.PIONEERFUNDS.COM.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

International Common Stocks                    55.8%
Depositary Receipts for International Stocks   29.3%
Temporary Cash Investment                       7.7%
U.S. Common Stocks                              5.5%
International Preferred Stocks                  1.7%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

South Korea                         20.9%
Brazil                              14.5%
Taiwan                               7.5%
South Africa                         7.1%
Russia                               6.8%
Mexico                               6.2%
Turkey                               6.0%
India                                5.5%
Malaysia                             5.2%
Indonesia                            2.8%
Chile                                2.8%
Thailand                             2.3%
Poland                               2.2%
People's Republic of China           2.0%
Peru                                 1.4%
Singapore                            1.3%
Philippines                          1.3%
Czech Republic                       1.1%
Hungary                              1.1%
Other (individually less than 1%)    2.0%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Samsung Electronics Co.   3.67%
2. Petrobras Brasileiro SA
      (A.D.R.)               3.43
3. Companhia Vale do Rio
      Doce (A.D.R.)          2.47
4. Telefonos de Mexico SA    1.76
5. Lukoil Holding (A.D.R.)   1.74

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

PRICES AND DISTRIBUTIONS

                            12/31/04   12/31/03
Net Asset Value per Share    $ 20.33    $ 17.26

DISTRIBUTIONS PER SHARE                SHORT-TERM      LONG-TERM
(1/1/04 - 12/31/04)       DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                          $ 0.1286    $ --            $ --

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER EMERGING MARKETS VCT PORTFOLIO at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Pioneer Emerging        MSCI Emerging
        Markets VCT Portfolio   Markets Free Index
10/98                 10,000                10,000
                      10,486                10,675
                      18,695                17,766
12/00                 12,317                12,330
                      11,410                12,037
12/02                 11,247                11,315
                      17,756                17,682
12/04                 21,070                22,267

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of 12/31/2004)

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
Life-of-Class   12.84%
(10/30/98)
5 Years          2.42
1 Year          18.67

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER EMERGING MARKETS VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

          SHARE CLASS                             I            II
          ---------------------------------   ----------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,251.10   $ 1,249.55
          Expenses Paid During Period*        $     9.82   $    11.14

* Expenses are equal to the Portfolio's annualized expense ratio of 1.73% and 1.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER EMERGING MARKETS VCT PORTFOLIO

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

          SHARE CLASS                             I            II
          ---------------------------------   ----------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,016.34   $ 1,015.13
          Expenses Paid During Period*        $     8.79   $     9.98

* Expenses are equal to the Portfolio's annualized expense ratio of 1.73% and 1.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

A WORD ABOUT RISK:

INVESTING IN FOREIGN AND/OR EMERGING MARKETS SECURITIES INVOLVES RISKS RELATING TO INTEREST RATES, CURRENCY EXCHANGE RATES, ECONOMIC, AND POLITICAL CONDITIONS.

CALL 800-688-9915 OR VISIT WWW.PIONEERFUNDS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN.

PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS PERFORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHERWISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

For the 12 months ended December 31, 2004, Pioneer Emerging Markets VCT Portfolio Class II shares delivered a total return of 18.67%. Over the same time period, the MSCI Emerging Markets Free Index had a total return of 25.95%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

In the following discussion, Christopher Smart and Sam Polyak, portfolio managers of the Portfolio, review the last 12 months and look ahead to next year.

Q. AFTER AN EXTRAORDINARY PERFORMANCE IN 2003, HOW DID EMERGING MARKETS FARE THIS YEAR?

A. With still strong economic growth in the United States and China, supported by an accommodative monetary policy in most countries, emerging markets turned in yet another outstanding year. In the 12 months ending December 31, 2004, the MSCI Emerging Markets Index outperformed the MSCI World Index by approximately 11 percentage points and the S&P 500 Index by approximately 14 percentage points. While global rates began to rise, the moderate strength of the recovery made for a more gradual adjustment. Moreover, a weakening U.S. dollar throughout the year had two distinct effects on the emerging world. On the one hand, it helped reduce the sovereign debt burdens of many developing countries, as a significant portion of their debt is in U.S. dollars, while it helped cool inflationary expectations as their currencies gained in relative value. While the Chinese economy slowed somewhat from the excessive pace of its expansion early in the year, it was still on track to grow near 10%, which provided good support for global commodity prices like coal, iron ore, steel and soybeans.

Q.   HOW DID THE PORTFOLIO FARE IN THIS ENVIRONMENT?

A. The Portfolio's exposure to these favorable trends generally boosted performance during the period. Our exposures to Turkey and India were especially helpful as these markets benefited from strong acceleration in domestic demand. We also benefited from the inclusion of stocks like Yanzhou Coal Mining, which rose 41% as the rapid rise of Chinese coal prices boosted its profits. In Brazil, Companhia Vale do Rio Doce, one of the world's largest producers of iron ore, rose nearly 42% as the firm posted record profits on the strength of global commodity prices. Finally, our decision to limit our exposure to technology firms was also helpful, as major stocks in that sector in Taiwan, Israel, and Korea underperformed the benchmark dramatically.

     Performance was hurt over the last year from our positive view of Russia and our negative view of South Africa. The high oil price, which produced significant inflows of money into the Russian economy and growth near 7%, was not enough to overcome investor concerns about political developments that appeared to threaten the course for further economic and political reform. In South Africa, meanwhile, a surge in easy credit and domestic spending provided an unexpected boon to many banks, retailers and industrial companies, even as the strong currency undercut the profits of the mining industry.

Q.   HOW DO YOU CHOOSE WHAT STOCKS TO BUY?

A. Our process moves along two tracks. We look at our markets from the top down, to find countries where the economies are growing, where interest rates are falling and where there is a stable or improving political climate. At the same time, from the bottom up, we screen stocks in our universe for attractive valuations and growth prospects. We examine the economic sector in which a company operates and attempt to assess the management's ability to take advantage of growth opportunities. Together with our investment colleagues in Singapore and Dublin, we model the company's future revenue and profit streams to find stocks where the market may be underestimating the ability to create value. If a stock meets these criteria within a favorable environment of economic growth, it becomes a good candidate for the Portfolio. We believe the Portfolio contains some of the world's best growth prospects at some of the world's best valuations. Individually, the stocks may be riskier than most, but the Portfolio construction helps to mitigate at least some of that risk.

Q.   WHAT DO YOU EXPECT IN 2005?

A. Emerging markets have outperformed developed markets significantly in the last few years. Still, we continue to believe that valuations are attractive and growth prospects remain good, especially when compared to the alternatives in developed markets. Performance in 2005 will remain vulnerable to a rapid adjustment in global currencies or a sharp decline in global demand. Still, weak job growth in the United States, Europe and Japan will discourage monetary authorities from moving too quickly on rate increases, which should continue to provide ample liquidity for key emerging markets. Barring an unforeseen adjustment, the combination could potentially make for another year of good performance in relative and absolute terms.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

     SHARES                                                         VALUE
              PREFERRED STOCKS - 2.8%
              MATERIALS - 0.6%
              DIVERSIFIED METALS & Mining - 0.6%
    274,000   Caemi Mineracao E Metalurgia SA*               $    235,211
                                                             ------------
              TOTAL MATERIALS                                $    235,211
                                                             ------------
              CAPITAL GOODS - 0.1%
              INDUSTRIAL CONGLOMERATES - 0.1%
      3,445   LG Corp.                                       $     37,249
                                                             ------------
              TOTAL CAPITAL GOODS                            $     37,249
                                                             ------------
              BANKS - 1.1%
              DIVERSIFIED BANKS - 1.1%
      2,893   Banco Itau Holding Financeira                  $    434,604
                                                             ------------
              TOTAL BANKS                                    $    434,604
                                                             ------------
              TELECOMMUNICATION SERVICES - 1.0%
              INTEGRATED TELECOMMUNICATION SERVICES - 0.5%
     12,301   Tele Norte Leste Participacoes (A.D.R.)        $    207,518
                                                             ------------
              WIRELESS TELECOMMUNICATION SERVICES - 0.5%
      6,900   Telemig Celular Participacoes (A.D.R.)         $    194,787
                                                             ------------
              TOTAL TELECOMMUNICATION SERVICES               $    402,305
                                                             ------------
              TOTAL PREFERRED STOCKS
              (Cost $626,782)                                $  1,109,369
                                                             ------------
              COMMON STOCKS - 93.1%
              ENERGY - 9.7%
              INTEGRATED OIL & Gas - 6.9%
    225,000   CNOOC, Ltd.                                    $    121,671
      5,480   Lukoil Holding (A.D.R.)                             649,939
     35,300   Petrobras Brasileiro (A.D.R.)                     1,278,213
     13,500   Surgutneftegaz (A.D.R.) (a)                         504,900
     46,000   Yukos                                               135,125
                                                             ------------
                                                             $  2,689,848
                                                             ------------
              OIL & GAS EQUIPMENT AND SERVICES - 0.5%
      3,000   Samchully co., ltd.                            $    188,049
                                                             ------------
              OIL & GAS EXPLORATION & PRODUCTION - 1.5%
    431,600   China Petroleum & Chemicals                    $    177,043
    179,000   Panva Gas Holdings, Ltd.*                            79,998
      2,700   Mol Magyar Olaj                                     189,702
     34,200   PTT Public Co., Ltd.                                152,199
                                                             ------------
                                                             $    598,942
                                                             ------------
              OIL & GAS REFINING MARKETING &
              TRANSPORTATION - 0.8%
    220,000   China Aviation Oil Singapore                   $          0
  1,598,800   Petron Corp.                                         92,507
      8,000   Polski Koncern Nafto (G.D.R.)                       201,520
                                                             ------------
                                                             $    294,027
                                                             ------------
              TOTAL ENERGY                                   $  3,770,866
                                                             ------------
              MATERIALS - 15.3%
              COMMODITY CHEMICALS - 1.9%
      3,869   Daelim Industrial Co.                          $    200,997
      4,900   LG Petrochemical Co., Ltd.                          122,997
      7,000   Reliance Industries, Ltd. (144A)                    179,340
 12,010,000   Ultrapar Participacoes SA                           230,614
                                                             ------------
                                                             $    733,948
                                                             ------------
              CONSTRUCTION MATERIALS - 1.3%
      5,150   Asia Cement Co., Ltd.                          $    169,070
 35,006,000   Akcansa Cimento AS*                                 123,565
    543,800   Lafarge Malayan Cement Bhd                          104,451
     14,400   Siam City Cement Co., Ltd.                           90,384
                                                             ------------
                                                             $    487,470
                                                             ------------
              DIVERSIFIED CHEMICAL - 0.4%
    270,234   Sinopac Holdings Co.                           $    158,850
                                                             ------------
              DIVERSIFIED METALS & MINING - 5.1%
      5,500   Anglo American Platinum Corp., Ltd.*           $    201,487
     37,700   Companhia Vale do Rio Doce (A.D.R.)                 919,126
      4,900   Freeport-McMoRan Copper & Gold, Inc.
              (Class B)                                           187,327
     17,200   KGHM Polska Miedz SA                                178,622
      6,300   Norilsk Nickel                                      344,138
    127,000   Yanzhou Coal Mining                                 181,077
                                                             ------------
                                                             $  2,011,777
                                                             ------------
              FERTILIZERS & AGRICULTURAL CHEMICALS - 0.5%
     38,600   Makhteshim-Agan Industries, Ltd.               $    207,372
                                                             ------------
              GOLD - 0.7%
     30,100   IAMGOLD Corp.                                  $    198,961
    172,000   Zijin Mining Group Co., Ltd.                         77,965
                                                             ------------
                                                             $    276,926
                                                             ------------
              PAPER PRODUCTS - 0.5%
      5,270   Aracruz Cellulose SA (A.D.R.)                  $    198,679
                                                             ------------
              PRECIOUS METALS & MINERALS - 3.3%
      1,750   Anglogold Ashanti, Ltd.                        $     63,338
     16,400   Anglogold Ashanti, Ltd. (A.D.R.)(a)                 596,140
     23,200   Compania de Minas Buenaventura SA                   531,280
    507,100   PT Aneka Tambang TBK                                 94,184
                                                             ------------
                                                             $  1,284,942
                                                             ------------
              SPECIALTY CHEMICALS - 0.4%
     85,501   Formosa Plastic Corp.                          $    146,510
                                                             ------------
              STEEL - 1.2%
      4,400   Pohang Iron & Steel Co., Ltd. (A.D.R.) (a)     $    195,932
     16,800   Remgro, Ltd.                                        280,885
                                                             ------------
                                                             $    476,817
                                                             ------------
              TOTAL MATERIALS                                $  5,983,291
                                                             ------------

The accompanying notes are an integral part of these financial statements.     5

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

     SHARES                                                         VALUE
              CAPITAL GOODS - 5.7%
              BUILDING PRODUCTS - 0.8%
     12,500   Daewoo Heavy Industries & Machinery, Ltd.      $    185,824
      2,530   Hanil Cement Co., Ltd.                              146,478
                                                             ------------
                                                             $    332,302
                                                             ------------
              CONSTRUCTION & ENGINEERING - 1.7%
    379,435   CTCI Corp.                                     $    240,994
      9,600   LG Construction, Ltd.                               264,226
     10,740   Kyeryong Construction Industrial Co., Ltd.          166,135
                                                             ------------
                                                             $    671,355
                                                             ------------
              ELECTRICAL COMPONENTS &
              EQUIPMENT - 0.7%
     14,900   Bharat Heavy Electricals (Demat Shares)        $    265,190
                                                             ------------
              INDUSTRIAL CONGLOMERATES - 1.8%
     23,200   Copec-Compania Petroleos                       $    185,767
      6,825   LG Corp.                                            111,148
 59,798,000   KOC Holding AS*                                     390,489
                                                             ------------
                                                             $    687,404
                                                             ------------
              INDUSTRIAL MACHINERY - 0.7%
     19,400   Daewood Heavy Industries & Machinery, Ltd.     $    150,353
    187,000   Yungtay Engineering Co., Ltd.                       112,884
                                                             ------------
                                                             $    263,237
                                                             ------------
              TOTAL CAPITAL GOODS                            $  2,219,488
                                                             ------------
              COMMERCIAL SERVICES & SUPPLIES - 0.8%
              DIVERSIFIED COMMERCIAL SERVICES - 0.8%
     20,956   Bidvest Group, Ltd.                            $    297,387
                                                             ------------
              TOTAL COMMERCIAL SERVICES &
              SUPPLIES                                       $    297,387
                                                             ------------
              TRANSPORTATION - 1.7%
              AIR FREIGHT & COURIERS - 0.2%
    153,400   Singapore Post, Ltd.                           $     83,604
                                                             ------------
              MARINE - 1.1%
     68,000   Samsung Heavy Industries Co., Ltd.             $    424,004
                                                             ------------
              RAILROADS - 0.4%
     34,300   Malaysia International Shipping Bhd.           $    138,033
                                                             ------------
              TOTAL TRANSPORTATION                           $    645,641
                                                             ------------
              AUTOMOBILES & COMPONENTS - 3.0%
              AUTOMOBILE MANUFACTURERS - 3.0%
      3,500   Hyundai Motor Co., Ltd.                        $    187,440
     10,530   Hyundai Heavy Industries                            350,212
    143,653   PT Astra International                              148,538
    178,200   Sime Darby Bhd.                                     281,310
     17,499   Tata Motors                                         204,293
                                                             ------------
                                                             $  1,171,793
                                                             ------------
              TOTAL AUTOMOBILES & COMPONENTS                 $  1,171,793
                                                             ------------
              CONSUMER DURABLES & APPAREL - 1.2%
              HOMEBUILDING - 0.8%
    563,500   Ayala Land, Inc.                               $     73,325
    110,200   Corporacion GEO, S.A. de CV*                        220,538
                                                             ------------
                                                             $    293,863
                                                             ------------
              LEISURE PRODUCTS - 0.4%
      6,000   Bajaj Auto, Ltd. (Demat Shares)                $    156,909
                                                             ------------
              TOTAL CONSUMER DURABLES & APPAREL              $    450,772
                                                             ------------
              HOTELS, RESTAURANTS & LEISURE - 0.4%
              HOTELS, RESORTS & CRUISE LINES - 0.3%
      9,200   Indian Hotels Co., Ltd.                        $    116,755
                                                             ------------
              RESTAURANTS - 0.1%
    105,000   Jollibee Foods Corp.                           $     53,329
                                                             ------------
              TOTAL HOTELS, RESTAURANTS & LEISURE            $    170,084
                                                             ------------
              MEDIA - 3.0%
              ADVERTISING - 0.3%
      6,200   G2R, Inc.                                      $    106,368
                                                             ------------
              BROADCASTING & CABLE TELEVISION - 1.3%
    306,200   ABS-CBN Broadcasting Corp.                     $    101,221
      3,100   Grupo Televisa SA (A.D.R.)                          187,550
    518,000   Media Prima Bhd*                                    233,097
                                                             ------------
                                                             $    521,868
                                                             ------------
              MOVIES & ENTERTAINMENT - 1.0%
    322,800   Grammy Entertainment Plc                       $    142,825
     57,700   Zee Telefilms, Ltd.                                 228,241
                                                             ------------
                                                             $    371,066
                                                             ------------
              PUBLISHING - 0.4%
 69,716,000   Hurriyet Gazetecilik ve Matbaacilik AS*        $    164,400
                                                             ------------
              TOTAL MEDIA                                    $  1,163,702
                                                             ------------
              RETAILING - 0.1%
              DISTRIBUTORS - 0.1%
      6,955   The Spar Group, Ltd.*                          $     26,468
                                                             ------------
              TOTAL RETAILING                                $     26,468
                                                             ------------
              FOOD & DRUG RETAILING - 2.7%
              FOOD DISTRIBUTORS - 0.6%
      7,300   Compania Cervecerias Unidas SA (a)             $    184,179
     12,000   Kimberly-Clark de Mexico, S.A. de C.V.               41,461
                                                             ------------
                                                             $    225,640
                                                             ------------
              FOOD RETAIL - 2.1%
     12,000   Brasil Distr Pao Acu (A.D.R.)                  $    307,200
      3,780   CJ Corp.                                            258,377
     94,000   President Chain Store Corp.                         150,760
      6,955   Tiger Brands, Ltd.                                  119,373
                                                             ------------
                                                             $    835,710
                                                             ------------
              TOTAL FOOD & DRUG RETAILING                    $  1,061,350
                                                             ------------

6     The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     SHARES                                                         VALUE
              FOOD, BEVERAGE & TOBACCO - 7.2%
              BREWERS - 0.3%
      3,950   Efes Breweries International (G.D.R.)
              (144A)*                                        $    118,500
                                                             ------------
              DISTILLERS & VINTNERS - 1.9%
  9,966,000   Andalou efes Biracilik VE                      $    201,470
     12,500   Companhia de Bebidas PR (A.D.R.)                    354,125
     68,500   Grupo Modelo SA de CV                               188,478
                                                             ------------
                                                             $    744,073
                                                             ------------
              PACKAGED FOODS & MEATS - 0.4%
      1,390   Pulmuone Co., Ltd.                             $     69,770
     71,017   Rainbow Chicken, Ltd.                                94,261
                                                             ------------
                                                             $    164,031
                                                             ------------
              SOFT DRINKS - 2.3%
      9,100   Coca-Cola FEMSA, S.A. de C.V. (A.D.R.)         $    216,216
     14,200   Embotelladora Andina SA (A.D.R.)                    186,659
      7,900   Fomento Economico Mexicano SA de C.V.               415,619
    140,600   Sermsuk Public Co., Ltd.                             78,840
                                                             ------------
                                                             $    897,334
                                                             ------------
              TOBACCO - 2.3%
     17,000   British American Tabacco (Malaysia) Bhd        $    204,631
      6,200   Korea Tobacco                                       185,442
        300   Philip Morris CR AS                                 226,620
     97,200   PT Gudang Garam Public Co., Ltd.                    141,995
    186,500   PT Hanjaya Mandala Sampoerna Tbk                    133,739
                                                             ------------
                                                             $    892,427
                                                             ------------
              TOTAL FOOD, BEVERAGE & TOBACCO                 $  2,816,365
                                                             ------------
              HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
              HOUSEHOLD PRODUCTS - 0.7%
 44,940,000   Arcelik AS*                                    $    275,188
                                                             ------------
              PERSONAL PRODUCTS - 0.7%
      8,750   Natura Cosmeticos SA                           $    255,318
                                                             ------------
              TOTAL HOUSEHOLD & PERSONAL
              PRODUCTS                                       $    530,506
                                                             ------------
              PHARMACEUTICALS & BIOTECHNOLOGY - 0.6%
              PHARMACEUTICALS - 0.6%
     21,500   Aurobindo Pharma, Ltd.                         $    160,964
    110,200   PT Tempo Scan Pacific                                90,209
                                                             ------------
                                                             $    251,173
                                                             ------------
              TOTAL PHARMACEUTICALS &
              BIOTECHNOLOGY                                  $    251,173
                                                             ------------
              BANKS - 9.7%
              DIVERSIFIED BANKS - 9.2%
      9,666   Banco Bradesco SA                              $    242,230
     33,800   Bangkok Bank, Ltd.                                   99,045
    230,950   Chinatrust Financial Holding Co., Ltd.              275,222
    149,000   Commerce Asset Holdings Bhd                         184,232
     10,300   Hana Bank                                           256,452
    131,000   Hong Leong Bank Bhd                                 189,532
     91,000   Kasikornbank (Class F)                              131,380
     12,000   Kookmin Bank (A.D.R.)*(a)                           468,960
      1,900   Kookmin Bank*                                        74,078
     58,700   Malayan Banking Bhd                                 182,208
    162,700   Metropolitan Bank & Trust Co.                        76,831
    407,500   PT Bank Central Asia Tbk                            130,758
  2,136,076   PT Lippo Bank                                       161,097
     79,800   Siam Commercial Bank Plc (Foreign)                  100,073
     22,549   Standard Bank Group, LTD.                           262,607
     13,600   State Bank of India                                 205,117
 35,354,000   Turkiye Is Bankasi (Isbank)*                        195,369
     11,400   Uniao de Bancos Brasileiros S.A.
              (Unibanco) (G.D.R.) (144A)                          361,608
                                                             ------------
                                                             $  3,596,799
                                                             ------------
              REGIONAL BANKS - 0.5%
    218,000   First Financial Holdings                       $    186,317
                                                             ------------
              TOTAL BANKS                                    $  3,783,116
                                                             ------------
              DIVERSIFIED FINANCIALS - 5.1%
              DIVERSIFIED FINANCIAL SERVICES - 5.1%
    732,700   Bank Mandiri                                   $    151,926
    485,344   China Development Financial*                        233,397
     70,000   Citic Pacific, Ltd.                                 198,911
    143,900   FirstRand, Ltd.                                     340,126
    137,000   Fubon Group                                         139,979
102,656,000   Haci Omer Sabanci Holding AS*                       399,700
    109,000   MCL Ladn, Ltd.                                      100,790
    250,900   RHB Capital Berhad                                  154,431
     76,900   Sanlam, Ltd.                                        176,233
    632,700   SM Prime Holdings                                    86,753
                                                             ------------
                                                             $  1,982,246
                                                             ------------
              TOTAL DIVERSIFIED FINANCIALS                   $  1,982,246
                                                             ------------
              INSURANCE - 1.6%
              LIFE & HEALTH INSURANCE - 0.4%
      7,900   Cathay Financial Holding Co., Ltd. (144A)      $    158,790
                                                             ------------
              MULTI-LINE INSURANCE - 1.2%
 47,567,000   Aksigorta AS*                                  $    190,550
      3,600   Samsung Fire & Marine Insurance                     284,036
                                                             ------------
                                                             $    474,586
                                                             ------------
               TOTAL INSURANCE                               $    633,376
                                                             ------------

The accompanying notes are an integral part of these financial statements.     7

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

     SHARES                                                         VALUE
              REAL ESTATE - 0.4%
              REAL ESTATE MANAGEMENT &
              DEVELOPMENT - 0.4%
     98,200   Wheelock Properties (Singapore), Ltd.          $    147,092
                                                             ------------
              TOTAL REAL ESTATE                              $    147,092
                                                             ------------
              SOFTWARE & SERVICES - 0.5%
              APPLICATION SOFTWARE - 0.5%
      4,032   Infosys Technologies, Ltd.                     $    194,681
                                                             ------------
              TOTAL SOFTWARE & SERVICES                      $    194,681
                                                             ------------
              TECHNOLOGY HARDWARE & EQUIPMENT - 2.3%
              SEMICONDUCTORS - 1.2%
     44,269   Hon Hai Precision Industry                     $    204,496
    171,005   Taiwan Semiconductor Manufacturing Co.              271,274
                                                             ------------
                                                             $    475,770
                                                             ------------
              COMMUNICATIONS EQUIPMENT - 0.5%
      8,600   Matav Rt (A.D.R.)                              $    209,926
                                                             ------------
              ELECTRONIC EQUIPMENT &
              INSTRUMENTS - 0.6%
     24,000   Elec & Eltek International Co., Ltd.           $     68,147
      2,350   LG Electronics, Inc.                                145,098
                                                             ------------
                                                             $    213,245
                                                             ------------
              TOTAL TECHNOLOGY HARDWARE &
              EQUIPMENT                                      $    898,941
                                                             ------------
              SEMICONDUCTORS - 4.1%
      3,130   Samsung Electronics                            $  1,365,942
    390,870   United Microelectronics Corp., Ltd.                 251,691
                                                             ------------
                                                             $  1,617,633
                                                             ------------
              TOTAL SEMICONDUCTORS                           $  1,617,633
                                                             ------------
              TELECOMMUNICATION SERVICES - 13.0%
              INTEGRATED TELECOMMUNICATION
              SERVICES - 6.8%
      4,900   Brasil Telecom Participacoes SA                $    186,935
     24,800   Compania de Telephonos de Chile SA
              (A.D.R.)                                            278,752
     18,900   KT Corp. (a)                                        412,209
     29,587   Mahanagar Telephone Nigam, Ltd.                     236,104
     29,900   Mahanagar Telephone (Demat)                         107,028
      3,100   Maroc Telecom*                                       35,394
     11,900   SPT Telecom AS                                      197,306
     40,000   Telekom Malaysia                                    122,064
     17,100   Telefonos de Mexico SA (a)                          655,272
     68,800   Telekomunikacja Polska SA                           451,545
                                                             ------------
                                                             $  2,682,609
                                                             ------------
              WIRELESS TELECOMMUNICATION SERVICES - 6.2%
     27,200   Advanced Service Co., Ltd.                     $     74,868
      7,700   Alumax, Inc.                                        403,095
      9,900   Korea Telecom Freetel Co.                           236,755
      1,100   Mobile Telesystems (A.D.R.) (a)                     152,361
     21,637   SK Telecom Co., Ltd. (a)                            481,423
    142,500   StarHub, Ltd.*                                       96,026
    146,000   Taiwan Cellular Corp.                               163,007
     16,447   Turkcell Iletism Hizmet (A.D.R.)                    297,691
     42,700   Venfin, Ltd.                                        189,718
      8,700   Vimpel-Communications (A.D.R.)*                     314,418
                                                             ------------
                                                             $  2,409,362
                                                             ------------
              TOTAL TELECOMMUNICATION SERVICES               $  5,091,971
                                                             ------------
              UTILITIES - 3.6%
              ELECTRIC UTILITIES - 2.3%
      1,200   Cemig SA (A.D.R.)                              $     29,448
  1,206,235   Enersis SA*                                         205,109
     14,600   Korea Electric Power Corp.                          378,682
     10,060   Unified Energy System (G.D.R.)                      276,101
                                                             ------------
                                                             $    889,340
                                                             ------------
              GAS UTILITIES - 0.9%
      5,100   Gazprom (A.D.R.)* (a)                          $    180,908
      5,900   Korea Gas Corp.                                     182,884
                                                             ------------
                                                             $    363,792
                                                             ------------
              MULTI-UTILITIES & UNREGULATED POWER - 0.4%
    283,600   YTL Power International Bhd                    $    134,320
                                                             ------------
              TOTAL UTILITIES                                $  1,387,452
                                                             ------------
              TOTAL COMMON STOCKS
              (Cost $26,091,813)                             $ 36,295,394
                                                             ------------
              RIGHTS/WARRANTS - 0.0%
              COMMERCIAL SERVICES & SUPPLIES - 0.0%
              DIVERSIFIED COMMERCIAL SERVICES - 0.0%
      1,580   Bidvest Group, Ltd., Exp. 12/8/06*             $      6,714
                                                             ------------
              TOTAL COMMERCIAL SERVICES &
              SUPPLIES                                       $      6,714
                                                             ------------
              TOTAL RIGHTS/WARRANTS
              (Cost $0)                                      $      6,714
                                                             ------------

8     The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     SHARES                                                         VALUE
              TEMPORARY CASH INVESTMENT - 8.3%
              SECURITY LENDING COLLATERAL - 8.3%
  3,125,761   Securities Lending
              Investment Fund, 2.18%                         $  3,125,761
                                                             ------------
              TOTAL TEMPORARY CASH
              INVESTMENT
              (Cost $3,125,761)                              $  3,125,761
                                                             ------------
              TOTAL INVESTMENTS IN
              SECURITIES - 104.2%
              (Cost $29,844,356)(b)                          $ 40,537,238
                                                             ------------
              OTHER ASSETS AND
              LIABILITIES - (4.2)%                           $ (1,557,033)
                                                             ------------
              TOTAL NET ASSETS - 100.0%                      $ 38,980,205
                                                             ============

(A.D.R.) American Depositary Receipt

(G.D.R.) Global Depositary Receipt

*        Non-income producing security

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2004, the value of these securities amounted to $818,238 or 2.1% of net assets.

(a)      At December 31, 2004, the following securities were out on loan:

         SHARES   SECURITY                                 MARKET VALUE

         15,575   Anglogold Ashanti, Ltd.(A.D.R.)           $   566,151
            590   Compania Cervecerias Unidas SA                 14,886
            155   Gazprom (A.D.R.)*                               5,343
         11,365   Kookmin Bank*(A.D.R.)                         444,144
         15,905   KT Corp.                                      346,888
            976   Mobile Telesystems (A.D.R.)                   135,186
          4,105   Pohang Iron & Steel Co., Ltd. (A.D.R.)        182,796
         13,090   SK Telecom Co., Ltd.                          291,253
         12,620   Surgutneftegaz (A.D.R.)                       471,988
         15,565   Telefonos de Mexico SA                        596,451
                                                            -----------
                  TOTAL                                     $ 3,055,085
                                                            ===========

(b) Distributions of investments by country of issue, as a percentage of total equity holdings (excluding temporary cash investments) is as follows:
         South Korea                          20.9%
         Brazil                               14.5
         Taiwan                                7.5
         South Africa                          7.1
         Russia                                6.8
         Mexico                                6.2
         Turkey                                6.0
         India                                 5.5
         Malaysia                              5.2
         Indonesia                             2.8
         Chile                                 2.8
         Thailand                              2.3
         Poland                                2.2
         People's Republic of China            2.0
         Peru                                  1.4
         Singapore                             1.3
         Philippines                           1.3
         Czech Republic                        1.1
         Hungary                               1.1
         Other (individually less than 1%)     2.0
                                             -----
                                             100.0%
                                             =====

The accompanying notes are an integral part of these financial statements.     9

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   5/1/00 TO
CLASS II (a)                                                    12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
Net asset value, beginning of period                             $  17.26     $  10.98      $ 11.19      $ 12.08     $ 18.02
                                                                 --------     --------      -------      -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $   0.16     $   0.12      $  0.02      $  0.09     $ (0.02)
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions                                  3.04         6.21        (0.17)       (0.98)      (5.59)
                                                                 --------     --------      -------      -------     -------
         Net increase (decrease) from investment operations      $   3.20     $   6.33      $ (0.15)     $ (0.89)    $ (5.61)
Distributions to shareowners:
   Net investment income                                            (0.13)       (0.05)       (0.06)          --          --
   Net realized gain                                                   --           --           --           --       (0.33)
                                                                 --------     --------      -------      -------     -------
   Net increase (decrease) in net asset value                    $   3.07     $   6.28      $ (0.21)     $ (0.89)    $ (5.94)
                                                                 --------     --------      -------      -------     -------
   Net asset value, end of period                                $  20.33     $  17.26      $ 10.98      $ 11.19     $ 12.08
                                                                 ========     ========      =======      =======     =======
Total return*                                                       18.73%       57.87%       (1.42)%      (7.37)%    (31.65)%
Ratio of net expenses to average net assets+                         1.99%        1.99%        1.99%        1.90%       2.11%**
Ratio of net investment income (loss) to average net assets+         0.88%        1.04%        0.28%        1.05%      (0.73)%**
Portfolio turnover rate                                                66%          79%         124%         175%        156%
Net assets, end of period (in thousands)                         $ 30,347     $ 26,537      $ 8,852      $ 7,861     $ 5,819
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
      Net expenses                                                   2.11%        2.65%        3.11%        4.12%       4.47%**
      Net investment income (loss)                                   0.76%        0.38%       (0.84)%      (1.17)%     (3.09)%**
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
      Net expenses                                                   1.99%        1.99%        1.99%        1.90%       2.09%**
      Net investment income (loss)                                   0.88%        1.04%        0.28%        1.05%      (0.71)%**

(a)  Class 2 shares were first publicly offered on May 1, 2000.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

10    The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including securities loaned of $3,055,085)
      (Cost $29,844,356)                                                            $ 40,537,238
   Cash                                                                                1,524,906
   Foreign currencies, at value (Cost $97,982)                                           116,115
   Receivables --
      Investment securities sold                                                          34,194
      Dividends, interest and foreign taxes withheld                                     161,539
   Other                                                                                   5,163
                                                                                    ------------
         Total assets                                                               $ 42,379,155
                                                                                    ------------
LIABILITIES:
   Payables --
      Investment securities purchased                                               $     15,338
      Fund shares repurchased                                                             86,231
      Upon return of securities loaned                                                 3,125,761
   Reserve for repatriation taxes                                                         35,490
   Due to affiliates                                                                      45,670
   Accrued expenses                                                                       90,460
                                                                                    ------------
         Total liabilities                                                          $  3,398,950
                                                                                    ------------
NET ASSETS:
   Paid-in capital                                                                  $ 30,602,099
   Undistributed net investment income (loss)                                             44,879
   Accumulated undistributed net realized gain (loss)                                 (2,331,912)
   Net unrealized gain (loss) on:
      Investments                                                                     10,657,392
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                                 7,747
                                                                                    ------------
         Total net assets                                                           $ 38,980,205
                                                                                    ------------
NET ASSET VALUE PER SHARE:
   CLASS I:
   No par value (unlimited number of shares authorized)
      Net assets                                                                    $  8,632,913
   Shares outstanding                                                                    421,530
                                                                                    ------------
      Net asset value per share                                                     $      20.48
   CLASS II:
   No par value (unlimited number of shares authorized)
      Net assets                                                                    $ 30,347,292
   Shares outstanding                                                                  1,493,013
                                                                                    ------------
      Net asset value per share                                                     $      20.33

The accompanying notes are an integral part of these financial statements.    11

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED
                                                                                      12/31/04
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $146,637)                            $    972,424
   Interest                                                                                6,531
   Income on securities loaned, net                                                        8,227
                                                                                    ------------
         Total investment income                                                    $    987,182
                                                                                    ------------
EXPENSES:
   Management fees                                                                  $    395,468
   Transfer agent fees and expenses                                                        3,020
   Distribution fees (Class II)                                                           66,163
   Administrative reimbursements                                                          18,500
   Custodian fees                                                                        137,409
   Professional fees                                                                      55,020
   Printing expense                                                                       15,712
   Miscellaneous                                                                          15,036
                                                                                    ------------
         Total expenses                                                             $    706,328
         Less management fees waived and expenses assumed
            by Pioneer Investment Management, Inc.                                       (41,545)
         Less fees paid indirectly                                                           (90)
                                                                                    ------------
         Net expenses                                                               $    664,693
                                                                                    ------------
            Net investment income (loss)                                            $    322,489
                                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments (Net of foreign capital gains taxes of $179,850)                  $  5,608,134
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                               (34,951)
                                                                                    ------------
                                                                                    $  5,573,183
                                                                                    ------------
   Change in net unrealized gain or (loss) from:
      Investments (net of decrease in reserve for repatriation taxes of $348,151)   $     17,838
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                                 4,855
                                                                                    ------------
                                                                                    $     22,693
                                                                                    ------------
   Net gain (loss) on investments, futures contracts
      and foreign currency transactions                                             $  5,595,876
                                                                                    ============
   Net increase (decrease) in net assets resulting
      from operations                                                               $  5,918,365
                                                                                    ============

12    The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED     YEAR ENDED
                                                                                     12/31/04       12/31/03
FROM OPERATIONS:
Net investment income (loss)                                                      $     322,489   $    262,378
Net realized gain (loss) on investments                                               5,573,183      1,187,664
Change in net unrealized gain or (loss) on investments, futures contracts and
   foreign currency transactions                                                         22,693     10,449,480
                                                                                  -------------   ------------
      Net increase (decrease) in net assets resulting from operations             $   5,918,365   $ 11,899,522
                                                                                  -------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                        $     (65,091)  $    (25,889)
   Class II                                                                            (196,317)       (60,429)
                                                                                  -------------   ------------
      Total distributions to shareowners                                          $    (261,408)  $    (86,319)
                                                                                  -------------   ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $   9,587,268   $ 16,360,576
Reinvestment of distributions                                                           259,912         85,767
Cost of shares repurchased                                                          (11,459,650)    (8,062,148)
                                                                                  -------------   ------------
   Net increase (decrease) in net assets resulting from Fund share transactions   $  (1,612,470)  $  8,384,195
                                                                                  -------------   ------------
   Net increase (decrease) in net assets                                          $   4,044,487   $ 20,197,398

NET ASSETS:
Beginning of year                                                                    34,935,718     14,738,320
                                                                                  -------------   ------------
End of year                                                                       $  38,980,205   $ 34,935,718
                                                                                  =============   ============
Undistributed net investment income (loss), end of year                           $      44,879   $    198,789
                                                                                  =============   ============

The accompanying notes are an integral part of these financial statements.    13

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Emerging Markets Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company
      Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value
      Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares
      Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income
      Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income
      Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio) (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value I Portfolio)(Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio)(Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of Emerging Markets VCT Portfolio is to seek long-term capital growth.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolios determines their net asset values. Consequently, the Board of Trustees of the Trust has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolios. The Portfolios may also take into consideration other significant events in determining the fair value of these securities.

     At December 31, 2004, there were no fair valued securities except as follows. All securities that trade in

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     foreign markets whose closing prices are as of times prior to the close of the New York Stock Exchange ("NYSE") and that are held by Emerging Markets Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE. At December 31, 2004, the valuation of China Aviation Oil Singapore was determined by The Board of Trustees of the Trust. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments and securities held by the Portfolio are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

     The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts.

B.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (see note 8)

D.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2004, no such taxes were paid.

     In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for taxes on repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding year of such investments and the related tax rates and other such factors. As of December 31, 2004, the Portfolio had $35,490 in reserves related to taxes on the repatriation of foreign currencies.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, Emerging Markets VCT Portfolio had a capital loss carryforward of $2,040,887 of which the following amounts will expire between 2009 and 2010 if not utilized: $864,104 in 2009 and $1,176,783 in
     2010.

     At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                                               UNDISTRIBUTED NET   ACCUMULATED NET
                                                   INVESTMENT          REALIZED      PAID-IN
     PORTFOLIO                                   INCOME (LOSS)      GAIN (LOSS)      CAPITAL
     ---------------------------------------   -----------------   ---------------   -------
     Pioneer Emerging Markets VCT Portfolio       $ (214,991)         $ 214,991       $ --
                                                  ==========          =========       ====

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                                                    2004        2003
                                                                ------------   --------
     DISTRIBUTIONS PAID FROM:
     Ordinary Income                                            $    261,408   $ 86,319
     Long-Term capital gain                                               --         --
                                                                ------------   --------
                                                                $    261,408   $ 86,319
     Return of Capital                                                    --         --
                                                                ------------   --------
     Total distributions                                        $    261,408   $ 86,319
                                                                ============   ========
     DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
     Undistributed ordinary income                              $    211,876
     Undistributed long-term gain/(capital loss carryforward)     (2,040,887)
     Unrealized appreciation (depreciation)                       10,207,117
                                                                ------------
     Total                                                      $  8,378,106
                                                                ============

     For the fiscal year ending December 31, 2004, Emerging Markets Portfolio has elected to pass through foreign tax credits of $325,677.The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the tax basis adjustments on Passive Foreign Investment Company (PFIC) holdings and the mark to market on forward currency contracts.

E.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of the shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

F.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the following annual rate of 1.15% of the Portfolio's average daily net assets.

The portion of the Portfolio's expenses attributable to Class II will be reduced only to the extent such expenses are reduced for Class I shares (or Class II shares).

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $39,145 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $271 in transfer agent fees payable to PIMSS at December 31, 2004.

4.   DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $6,254 payable to PFD at December 31, 2004.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                               NET
                                                GROSS          GROSS      APPRECIATION/
                               TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                             ------------   ------------   ------------   --------------
Emerging Markets Portfolio   $ 30,302,378   $ 11,097,178    $ (862,318)    $ 10,234,860
                             ============   ============    ==========     ============

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

6.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $22,233,472 and $24,663,852, respectively.

7.   CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

EMERGING MARKETS PORTFOLIO      '04 SHARES     '04 AMOUNT   '03 SHARES    '03 AMOUNTS
-----------------------------   ----------   ------------   ----------   ------------
CLASS I:
Shares sold                        72,945    $  1,305,983     143,611    $  1,837,255
Reinvestment of distributions       3,952          63,595       2,017          25,338
Shares repurchased               (138,809)     (2,377,707)   (195,769)     (2,390,316)
                                 --------    ------------   ---------    ------------
   Net increase (decrease)        (61,912)   $ (1,008,129)    (50,141)   $   (528,316)
                                 ========    ============   =========    ============
CLASS II:
Shares sold                       468,119    $  8,281,285   1,162,017    $ 14,523,321
Reinvestment of distributions      12,278         196,317       4,838          60,429
Shares repurchased               (524,708)     (9,081,943)   (435,883)     (5,671,239)
                                 --------    ------------   ---------    ------------
   Net increase (decrease)        (44,311)   $   (604,341)    730,972    $  8,912,511
                                 ========    ============   =========    ============

8.   FORWARD FOREIGN CURRENCY CONTRACTS

During the year ended December 31, 2004, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. As of December 31, 2004, the Portfolio had no outstanding portfolio or settlement hedges.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER EMERGING MARKETS VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Emerging Markets VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S generally accepted accounting principles.

                              /s/ ERNEST & YOUNG LLP

Boston, Massachusetts
February 11, 2005

PIONEER EMERGING MARKETS VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                         TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                        The Trust's Board of Trustees provides broad
                                                           supervision over the affairs of the Trust. The
CUSTODIAN                                                  officers of the Trust are responsible for the
Brown Brothers Harriman & Co.                              Trust's operations. The Fund's Trustees and
                                                           officers are listed below, together with their
INDEPENDENT REGISTERED PUBLIC ACCOUTING FIRM               principal occupations during the past five years.
Ernst & Young LLP                                          Trustees who are interested persons of the
                                                           Portfolio within the meaning of the Investment
PRINCIPAL UNDERWRITER                                      Company Act of 1940 are referred to as Interested
Pioneer Funds Distributor, Inc.                            Trustees. Trustees who are not interested persons
                                                           of the Trust are referred to as Independent
LEGAL COUNSEL                                              Trustees. Each of the Trustees serves as a trustee
Wilmer Cutler Pickering Hale and Dorr LLP                  of each of the 73 U.S. registered investment
                                                           portfolios for which Pioneer Investment Management,
SHAREOWNER SERVICES AND TRANSFER                           Inc. ("Pioneer") serves as investment adviser (the
Pioneer Investment Management Shareholder Services, Inc.   "Pioneer Funds"). The address for all Interested
                                                           Trustees and all officers of the Portfolio is 60
                                                           State Street, Boston, Massachusetts 02109.

                                                           The Trust's statement of additional information
                                                           provides more detailed information regarding the
                                                           Trust's Trustees and is available upon request,
                                                           without charge, by calling 1-800-225-6292.

                                                           Proxy Voting Policies and Procedures of the Trust
                                                           are available without charge, upon Agent request,
                                                           by calling our toll free number (1-800-225-6292).
                                                           This information is also available online at
                                                           pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                            POSITIONS HELD                              PRINCIPAL OCCUPATION DURING       OTHER DIRECTORSHIPS HELD
NAME AND AGE                WITH THE TRUST        TERM OF OFFICE        PAST FIVE YEARS                   BY THIS TRUSTEE
John F. Cogan, Jr. (78)*    Chairman of the       Serves until          Trustee and President Serves      Director of Harbor Global
                            Board, Trustee        successor trustee     until retirement or removal;      Company, Ltd.
                            and President         is elected or         Deputy Chairman and a Director
                                                  earlier retirement    of Pioneer Global Asset
                                                  or removal            Chairman and a Director of
                                                                        Pioneer Management S.p.A.
                                                                        ("PGAM"); Non-Executive
                                                                        Investment Management USA Inc.
                                                                        ("PIM-USA"); Chairman and a
                                                                        Director of Pioneer; Director
                                                                        of Pioneer Alternative
                                                                        Investment Management Limited
                                                                        (Dublin); President and a
                                                                        Pioneer Alternative Investment
                                                                        Director of Management(Bermuda)
                                                                        Limited and affiliated funds;
                                                                        President and Director of
                                                                        Pioneer Funds Distributor, Inc.
                                                                        ("PFD"); President of all of
                                                                        the Pioneer Funds; and Of
                                                                        Counsel (since 2000, partner
                                                                        prior to 2000), Wilmer Cutler
                                                                        Pickering Hale and Dorr LLP
                                                                        (counsel to PIM-USA and the
                                                                        Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Osbert M. Hood (52)**       Trustee and           Serves until          President and Chief Executive     None
                            Executive Vice        successor trustee     Officer, PIM-USA since May 2003
                            President             is elected or         (Director since January 2001);
                                                  earlier retirement    President and Director of
                                                  or removal            Pioneer since May 2003;
                                                                        Chairman and Director of
                                                                        Pioneer Investment Management
                                                                        Shareholder Services, Inc.
                                                                        ("PIMSS") since May 2003;
                                                                        Executive Vice President of all
                                                                        of the Pioneer Funds since June
                                                                        2003; Executive Vice President
                                                                        and Chief Operating Officer of
                                                                        PIM-USA, November 2000 to May
                                                                        2003; Executive Vice President,
                                                                        Chief Financial Officer and
                                                                        Treasurer, John Hancock
                                                                        Advisers, L.L.C., Boston, MA,
                                                                        November 1999 to November 2000;
                                                                        Senior Vice President and Chief
                                                                        Financial Officer, John Hancock
                                                                        Advisers, L.L.C., April 1997 to
                                                                        November 1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

PIONEER EMERGING MARKETS VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                            POSITIONS HELD                              PRINCIPAL OCCUPATION DURING       OTHER DIRECTORSHIPS HELD
NAME AND AGE                WITH THE TRUST        TERM OF OFFICE        PAST FIVE YEARS                   BY THIS TRUSTEE
David R. Bock **(61)        Trustee since 2005.   Serves until a        Senior Vice President and Chief   Director of The Enterprise
3050 K. Street NW,                                successor trustee     Financial Officer, I-trax, Inc.   Social Investment Company
Washington, DC 20007                              is elected or         (publicly traded health care      (privately-held affordable
                                                  earlier retirement    services company)                 housingfinance company);
                                                  or removal.           (2001-present); Managing          Director of New York
                                                                        Partner, Federal City Capital     Mortgage Trust (publicly
                                                                        Advisors (boutique merchant       traded mortgage
                                                                        bank)(1995-2000; 2002 to 2004);   REIT)
                                                                        Executive Vice President and
                                                                        Chief Financial Officer,
                                                                        Pedestal Inc. (internet-based
                                                                        mortgage trading company)
                                                                        (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------

Mary K. Bush (56)           Trustee since 2000.   Serves until          President, Bush International     Director of Brady
3509 Woodbine Street,                             successor trustee     (international financial          Corporation (industrial
Chevy Chase, MD 20815                             is elected or         advisory firm)                    identification and
                                                  earlier retirement                                      specialty coated material
                                                  or removal                                              products manufacturer),
                                                                                                          Millennium Chemicals, Inc.
                                                                                                          (commodity chemicals),
                                                                                                          Mortgage Guaranty
                                                                                                          Insurance Corporation, and
                                                                                                          R.J. Reynolds Tobacco
                                                                                                          Holdings, Inc. (tobacco)
------------------------------------------------------------------------------------------------------------------------------------

Margaret B.W. Graham (57)   Trustee since 2000.   Serves until          Founding Director, The Winthrop   None
1001 Sherbrooke Street                            successor trustee     Group, Inc. (consulting firm);
West, Montreal, Quebec,                           is elected or         Professor of Management,
Canada H3A 1G5                                    earlier retirement    Faculty of Management, McGill
                                                  or removal            University
------------------------------------------------------------------------------------------------------------------------------------

Marguerite A. Piret (56)    Trustee since 1995.   Serves until          President and Chief               Director of New America
One Boston Place,                                 successor trustee     Executive Officer, Newbury,       High Income Fund, Inc.
28th Floor,                                       is elected or         Piret & Company, Inc.             (closed-end investment
Boston, MA 02108                                  earlier               (investment banking firm)         company)
                                                  retirement or
                                                  removal
------------------------------------------------------------------------------------------------------------------------------------

Stephen K. West (76)        Trustee since 1995.   Serves until          Senior Counsel, Sullivan &        Director, The Swiss
125 Broad Street,                                 successor trustee     Helvetia Fund, Inc.               (closed-end
New York, NY 10004                                is elected or         Cromwell (law firm)               investment company) and
                                                  earlier retirement                                      AMVESCAP PLC (investment
                                                  or removal                                              managers)
------------------------------------------------------------------------------------------------------------------------------------

John Winthrop (68)          Trustee since         Serves                President, John                   None
One North Adgers Wharf,     September, 2000.      until successor       Winthrop & Co., Inc. (private
Charleston, SC 29401                              trustee is elected    investment firm)
                                                  or earlier
                                                  retirement or
                                                  removal
------------------------------------------------------------------------------------------------------------------------------------

PIONEER EMERGING MARKETS VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                            POSITIONS HELD                              PRINCIPAL OCCUPATION DURING       OTHER DIRECTORSHIPS HELD
NAME AND AGE                WITH THE TRUST        TERM OF OFFICE        PAST FIVE YEARS                   BY THIS OFFICER
Dorothy E. Bourassa (57)    Secretary             Serves at the         Secretary of PIM-USA; Senior      None
                                                  discretion of the     Vice President - Legal of
                                                  Board                 Pioneer; and Secretary/Clerk of
                                                                        most of PIM-USA's subsidiaries
                                                                        since October 2000; Secretary
                                                                        of all of the Pioneer Funds
                                                                        since September 2003 (Assistant
                                                                        Secretary from November 2000 to
                                                                        September 2003); and Senior
                                                                        Counsel, Assistant Vice
                                                                        President and Director of
                                                                        Compliance of PIM-USA from
                                                                        April 1998 through October 2000
------------------------------------------------------------------------------------------------------------------------------------

Christopher J. Kelley(40)   Assistant Secretary   Serves at the         Assistant Vice President and      None
                                                  discretion of the     Senior Counsel of Pioneer since
                                                  Board                 July 2002; Vice President and
                                                                        Senior Counsel of BISYS Fund
                                                                        Services, Inc. (April 2001 to
                                                                        June 2002); Senior Vice
                                                                        President and Deputy General
                                                                        Counsel of Funds Distributor,
                                                                        Inc. (July 2000 to April 2001;
                                                                        Vice President and Associate
                                                                        General Counsel from July 1996
                                                                        to July 2000); Assistant
                                                                        Secretary of all Pioneer Funds
                                                                        since September 2003
------------------------------------------------------------------------------------------------------------------------------------

David C. Phelan (47)        Assistant Secretary   Serves at the         Partner, Wilmer Cutler            None
                                                  discretion of the     Pickering Hale and Dorr LLP;
                                                  Board                 Assistant Secretary of all
                                                                        Pioneer Funds since September
                                                                        2003
------------------------------------------------------------------------------------------------------------------------------------

Vincent Nave (59)           Treasurer             Serves at the         Vice President - Fund             None
                                                  discretion of the     Accounting, Administration and
                                                  Board                 Custody Services of Pioneer;
                                                                        and Treasurer of all of the
                                                                        Pioneer Funds (Assistant
                                                                        Treasurer from June 1999 to
                                                                        November 2000)
------------------------------------------------------------------------------------------------------------------------------------

Mark E. Bradley (45)        Assistant Treasurer   Serves at the         Deputy Treasurer of Pioneer       None
                                                  discretion of the     since 2004; Treasurer and
                                                  Board                 Senior Vice President, CDC IXIS
                                                                        Asset Management Services from
                                                                        2002 to 2003; Assistant
                                                                        Treasurer and Vice President,
                                                                        MFS Investment Management from
                                                                        1997 to 2002; and Assistant
                                                                        Treasurer of all of the Pioneer
                                                                        Funds since November 2004
------------------------------------------------------------------------------------------------------------------------------------

Luis I. Presutti (39)       Assistant Treasurer   Serves at the         Assistant Vice President - Fund   None
                                                  discretion of the     Accounting, Administration and
                                                  Board                 Custody Services of Pioneer;
                                                                        and Assistant Treasurer of all
                                                                        of the Pioneer Funds since
                                                                        November 2000
------------------------------------------------------------------------------------------------------------------------------------

Gary Sullivan (46)          Assistant Treasurer   Serves at the         Fund Accounting Manager - Fund    None
                                                  discretion of the     Accounting, Administration and
                                                  Board                 Custody Services of Pioneer;
                                                                        and Assistant Treasurer of all
                                                                        of the Pioneer Funds since May
                                                                        2002
------------------------------------------------------------------------------------------------------------------------------------

PIONEER EMERGING MARKETS VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                            POSITIONS HELD                              PRINCIPAL OCCUPATION DURING       OTHER DIRECTORSHIPS HELD
NAME AND AGE                WITH THE TRUST        TERM OF OFFICE        PAST FIVE YEARS                   BY THIS OFFICER
Katharine Kim Sullivan      Assistant Treasurer   Serves at the         Fund Administration Manager -     None
(31)                                              discretion of the     Fund Accounting, Administration
                                                  Board                 and Custody Services since June
                                                                        2003; Assistant Vice President
                                                                        - Mutual Fund Operations of
                                                                        State Street Corporation from
                                                                        June 2002 to June 2003
                                                                        (formerly Deutsche Bank Asset
                                                                        Management); Pioneer Fund
                                                                        Accounting, Administration and
                                                                        Custody Services (Fund
                                                                        Accounting Manager from August
                                                                        1999 to May 2002, Fund
                                                                        Accounting Services Supervisor
                                                                        from 1997 to July 1999);
                                                                        Assistant Treasurer of all
                                                                        Pioneer Funds since September
                                                                        2003
------------------------------------------------------------------------------------------------------------------------------------

Martin J. Wolin (37)        Chief Compliance      Serves at the         Chief Compliance Officer of       None
                            Officer               discretion of the     Pioneer (Director of Compliance
                                                  Board                 and Senior Counsel from
                                                                        November 2000 to September
                                                                        2004); Vice President and
                                                                        Associate General Counsel of
                                                                        UAM Fund Services, Inc. (mutual
                                                                        fund administration company)
                                                                        from February 1998 to November
                                                                        2000; and Chief Compliance
                                                                        Officer of all of the Pioneer
                                                                        Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES.

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES.

[LOGO] PIONEER
       Investments(R)

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                          PIONEER EQUITY INCOME VCT PORTFOLIO -- CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

   Portfolio and Performance Update                           2

   Comparing Ongoing Portfolio Expenses                       3

   Portfolio Management Discussion                            4

   Schedule of Investments                                    5

   Financial Statements                                       8

   Notes to Financial Statements                             12

   Report of Independent Registered Public Accounting Firm   16

   Trustees, Officers and Service Providers                  17

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT www.pioneerfunds.com.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT http://www.sec.gov. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks             94.2%
Temporary Cash Investment       4.5%
Convertible Preferred Stocks    1.2%
Convertible Corporate Bonds     0.1%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                   21.9%
Utilities                    16.8%
Consumer Discretionary       12.1%
Industrials                  10.0%
Energy                        9.8%
Materials                     7.2%
Telecommunication Services    6.5%
Consumer Staples              6.4%
Health Care                   6.2%
Information Technology        3.1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. PACCAR, Inc.                     4.48%
2. Exxon Mobil Corp.                3.35
3. ChevronTexaco Corp.              3.31
4. Washington Mutual, Inc.          3.07
5. T. Rowe Price Associates, Inc.   2.61

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

PRICES AND DISTRIBUTIONS

                            12/31/04   12/31/03
Net Asset Value per Share    $ 20.68    $ 18.19

DISTRIBUTIONS PER SHARE               SHORT-TERM      LONG-TERM
(1/1/04 - 12/31/04)       DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                          $ 0.3951    $ --            $ --

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER EQUITY INCOME VCT PORTFOLIO at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         Russell 1000      Pioneer Equity
          Value Index   Income VCT Portfolio
Mar-95       10,000           10,000
             12,632           12,003
Dec-96       15,366           13,791
             20,773           18,591
Dec-98       24,021           22,355
             25,787           22,256
Dec-00       27,597           25,480
             26,054           23,659
 2-Dec       22,010           19,862
             28,620           24,285
 4-Dec       33,339           28,180

Index comparison begins 2/28/95. The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
Life-of-Class   11.41%
(3/1/95)
5 Years          4.83
1 Year          16.04

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER EQUITY INCOME VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

          SHARE CLASS                             I           II
          ---------------------------------   ----------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,119.78   $ 1,117.81
          Expenses Paid During Period*        $     3.82   $     5.19

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER EQUITY INCOME VCT PORTFOLIO

Based on a hypothetical 5% return per year return before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

          SHARE CLASS                             I           II
          ---------------------------------   ----------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,021.52   $ 1,020.21
          Expenses Paid During Period*        $     3.65   $     4.95

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

CALL 800-688-9915 OR VISIT www.pioneerfunds.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN. PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN.

PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS PERFORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHER WISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

In the following discussion, John Carey, portfolio manager of Pioneer Equity Income VCT Portfolio, reviews the past year and gives an overview of the Portfolio' performance over that period.

Q: HOW DID THE PORTFOLIO PERFORM VERSUS ITS BENCHMARK? TO WHAT DO YOU ATTRIBUTE THE PERFORMANCE?

A: Class II shares of Pioneer Equity Income VCT Portfolio showed a good gain in 2004, rising by 16.04% at net asset value. That was in line with the Russell 1000 Value Index, which rose by 16.49%.

     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

     As a whole, it was, as the numbers suggest, a good year for stocks, though most of the performance came in the second half and particularly in the fourth quarter. During the earlier part of the year, the market largely backed and filled as investors worried about rising interest rates, the war in Iraq, the weak dollar, rising oil prices, terrorist threats, and the upcoming Presidential election. Around the middle of October, however, the market as measured by most major indexes, began to move higher, and it continued the upward move following the election and right through to the end of the year.

     The sectors in the Russell 1000 Value Index performing above average for the year were energy, utilities, industrials, consumer staples, and materials, and those performing below average were telecommunications services, financials, consumer discretionary, information technology, and health care. Pioneer Equity Income VCT Portfolio was overweight in four of the five top performing sectors, and underweight in three of the five underperforming sectors. Oddly enough, though, the principal contributor to relative positive performance for the Portfolio was our stock selection in one of the underperforming sectors, financials, our biggest underweight relative to the index! The performance was attributable to premium take-over offers received by two of our banks, Charter One Financial and SouthTrust, and significant price increases for T. Rowe Price, a money-management company, and Simon Property Group, a real-estate investment trust. We also did not own any shares of Citigroup, an important index name that underperformed. At the same time, while we were appropriately underweight in information technology, we happened to own a very poor performer in the sector, convertible preferred shares of Electronic Data Systems, which we did sell during the year.

     Industrials and materials were bright spots for both the index and the Portfolio. In addition to being overweight in both sectors, we enjoyed superior performance from our holdings relative to the sector averages. Positive stand-outs for us in those sectors were PACCAR, builder of heavy trucks, and Roanoke Electric Steel, a small steel mill. Offsetting negative-return contributions came from holdings in the troubled health-care sector, where we were overweight and also suffered from below-average results from Eli Lilly and Merck.

Q:   WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE YEAR?

A: In total, we added 18 holdings to the Portfolio and eliminated 16. With the favorable fundamentals in energy, materials, and industrials, we looked for additional investments in those sectors. Occidental Petroleum (oil and natural gas), Valspar (coatings and specialty chemicals), Phelps Dodge (copper mining), ServiceMaster (commercial and residential maintenance services), and Vulcan Materials (construction materials) were situations we found attractive. With our value orientation, we also looked in some of the underperforming sectors for names we thought unaccountably cheap. In financials, we added Comerica, U.S. Bancorp, and State Street, and we also received shares of Wachovia in exchange for SouthTrust, which Wachovia acquired. In consumer discretionary, we bought Tupperware and common shares of Ford Motor in addition to our previous position in Ford convertible preferred shares; in information technology, we added Motorola; and in health care, we purchased Bristol-Myers Squibb and a small position in a new issue of convertible securities from Schering-Plough. Rounding out our additions were Clorox in consumer staples and Atmos Energy, Equitable Resources, and Ameren in utilities.

     Securities liquidated included stocks such as Biomet and Illinois Tool Works on which we had taken significant profits and whose prices we thought adequately reflected values, and stocks such as Pfizer and Coca-Cola about which we became concerned in a longer-term fundamental way. Other names sold during the year were Deere, Norfolk Southern, Tribune, Sears Roebuck, Bank of America, Merrill Lynch, St. Paul Travelers, Equity Office Properties, Electonic Data Systems convertible preferred, and Hewlett-Packard.

     The most meaningful effects of our trading on sector weights were in materials and utilities, where our weightings increased versus the portfolio weightings in the sectors at yearend 2003, and in health care, where our weighting decreased versus a year ago, though part of the decrease was due just to weak share-price moves for our health-care stocks relative to large price increases in some other sectors.

Q:   WHAT IS YOUR OUTLOOK FOR 2005?

A: The economic outlook appears favorable over the coming year. Interest rates are expected to continue rising, but not so fast that they should present impediments to further economic growth. We think earnings growth should continue, albeit potentially at a slower pace than in 2003 and 2004. Federal tax law, with the maximum 15% tax rate on qualified dividends and 15% rate on long-term capital gains, is likewise favorable to the stock market. Of course there are concerns, including energy and other commodity prices and the high trade and Federal budget deficits. We aim to mitigate the risk from those factors by investing on the one hand in companies benefiting from rising materials prices and, on the other hand, avoiding companies with poor cost controls. Otherwise we are always interested in companies that not only can do better but that also have a plan in place and a management committed to achieve the better results. A good economy creates more opportunities for companies to execute such turnarounds.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

      SHARES                                                          VALUE
               CONVERTIBLE PREFERRED STOCKS - 1.2%
               AUTOMOBILES & COMPONENTS - 1.1%
               AUTOMOBILE MANUFACTURERS - 1.1%
       2,600   General Motors, 5.25%, 3/6/32                  $      59,800
      57,414   Ford Cap Trust, 6.50%, 1/15/32                     3,025,718
                                                              -------------
                                                              $   3,085,518
                                                              -------------
               TOTAL AUTOMOBILES & COMPONENTS                 $   3,085,518
                                                              -------------
               PHARMACEUTICALS & BIOTECHNOLOGY - 0.1%
               PHARMACEUTICALS - 0.0%
       4,255   Schering-Plough Corp., 6.0%, 9/14/07           $     247,322
                                                              -------------
               TOTAL PHARMACEUTICALS &
               BIOTECHNOLOGY                                  $     247,322
                                                              -------------
   PRINCIPAL
      AMOUNT
     USD ($)
               TOTAL CONVERTIBLE PREFERRED STOCKS
               (Cost $3,000,714)                              $   3,332,840
                                                              -------------
               CONVERTIBLE CORPORATE BOND - 0.1%
               RETAILING - 0.1%
               APPAREL RETAIL - 0.1%
     200,000   GAP Inc., 5.75%, 3/15/09                       $     265,250
                                                              -------------
               TOTAL RETAILING                                $     265,250
                                                              -------------
               TOTAL CONVERTIBLE CORPORATE BOND
               (Cost $200,000)                                $     265,250
                                                              -------------
      SHARES
               COMMON STOCKS - 94.2%
               ENERGY - 9.3%
               INTEGRATED OIL & GAS - 9.3%
      71,813   ConocoPhillips                                 $   6,235,523
     169,714   ChevronTexaco Corp.                                8,911,682
     176,110   Exxon Mobil Corp.                                  9,027,399
      36,142   Occidental Petroleum Corp.                         2,109,247
                                                              -------------
                                                              $  26,283,851
                                                              -------------
               TOTAL ENERGY                                   $  26,283,851
                                                              -------------
               MATERIALS - 6.9%
               COMMODITY CHEMICALS - 1.6%
      51,941   Air Products & Chemicals, Inc.                 $   3,011,020
      28,233   E.I. du Pont de Nemours and Co.                    1,384,829
                                                              -------------
                                                              $   4,395,849
                                                              -------------
               CONSTRUCTION MATERIALS - 0.7%
      36,142   Vulcan Materials Co.                           $   1,973,715
                                                              -------------
               DIVERSIFIED CHEMICAL - 0.9%
      37,925   PPG Industries, Inc.                           $   2,584,968
                                                              -------------
               DIVERSIFIED METALS & MINING - 1.0%
      29,700   Phelps Dodge Corp.                             $   2,937,924
                                                              -------------
               PAPER PRODUCTS - 0.8%
      64,436   Meadwestvaco Corp.                             $   2,183,736
                                                              -------------
               SPECIALTY CHEMICALS - 0.8%
      42,784   Valspar Corp.                                  $   2,139,628
                                                              -------------
               STEEL - 1.1%
      51,012   Nucor Corp.                                    $   2,669,968
      20,704   Roanoke Electric Steel Corp.                         427,972
                                                              -------------
                                                              $   3,097,940
                                                              -------------
               TOTAL MATERIALS                                $  19,313,760
                                                              -------------
               CAPITAL GOODS - 8.1%
               AEROSPACE & DEFENSE - 2.7%
      53,284   Boeing Co.                                     $   2,758,513
      46,899   General Dynamics Corp.                             4,905,635
                                                              -------------
                                                              $   7,664,148
                                                              -------------
               ELECTRICAL COMPONENTS & EQUIPMENT - 1.5%
      60,925   Emerson Electric Co.                           $   4,270,843
                                                              -------------
               INDUSTRIAL CONGLOMERATES - 2.8%
      66,280   Johnson Controls, Inc.                         $   4,204,803
      33,767   United Technologies Corp.                          3,489,819
                                                              -------------
                                                              $   7,694,622
                                                              -------------
               INDUSTRIAL MACHINERY - 1.1%
      28,397   Gorman-Rupp Co.                                $     653,131
      95,208   The Timken Co.                                     2,477,312
                                                              -------------
                                                              $   3,130,443
                                                              -------------
               TOTAL CAPITAL GOODS                            $  22,760,056
                                                              -------------
               COMMERCIAL SERVICES & SUPPLIES - 0.6%
               EMPLOYMENT SERVICES - 0.6%
     128,355   Servicemaster Co.                              $   1,770,015
                                                              -------------
               TOTAL COMMERCIAL SERVICES &
               SUPPLIES                                       $   1,770,015
                                                              -------------
               TRANSPORTATION - 0.9%
               RAILROADS - 0.9%
      52,265   Burlington Northern, Inc.                      $   2,472,657
                                                              -------------
               TOTAL TRANSPORTATION                           $   2,472,657
                                                              -------------
               AUTOMOBILES & COMPONENTS - 5.7%
               AUTOMOBILE MANUFACTURERS - 5.7%
     154,894   Ford Motor Corp.                               $   2,267,648
      46,700   General Motors Corp.                               1,870,802
     149,912   PACCAR, Inc.                                      12,064,918
                                                              -------------
                                                              $  16,203,368
                                                              -------------
               TOTAL AUTOMOBILES & COMPONENTS                 $  16,203,368
                                                              -------------
               CONSUMER DURABLES & APPAREL - 0.4%
               HOUSEWARES & SPECIALTIES - 0.4%
      47,700   Tupperware Corp.                               $     988,344
                                                              -------------
               TOTAL CONSUMER DURABLES & APPAREL              $     988,344
                                                              -------------

The accompanying notes are an integral part of these financial statements.     5

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

      SHARES                                                          VALUE
               MEDIA - 3.1%
               MOVIES & ENTERTAINMENT - 1.7%
     149,253   Cedar Fair, L.P.                               $   4,910,424
                                                              -------------
               PUBLISHING - 1.4%
      41,821   McGraw-Hill Co., Inc.                          $   3,828,294
                                                              -------------
               TOTAL MEDIA                                    $   8,738,718
                                                              -------------
               RETAILING - 1.2%
               DEPARTMENT STORES - 1.2%
     111,354   May Department Stores Co.                      $   3,273,808
                                                              -------------
               TOTAL RETAILING                                $   3,273,808
                                                              -------------
               FOOD, BEVERAGE & TOBACCO - 4.7%
               PACKAGED FOODS & MEATS - 4.2%
     152,313   Campbell Soup Co.                              $   4,552,636
      62,343   General Mills, Inc.                                3,099,071
      76,105   H.J. Heinz Co., Inc.                               2,967,334
      48,430   Sara Lee Corp.                                     1,169,100
                                                              -------------
                                                              $  11,788,141
                                                              -------------
               SOFT DRINKS - 0.5%
      29,533   PepsiCo, Inc.                                  $   1,541,623
                                                              -------------
               TOTAL FOOD, BEVERAGE & TOBACCO                 $  13,329,764
                                                              -------------
               HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
               HOUSEHOLD PRODUCTS - 1.4%
      40,479   Colgate-Palmolive Co.                          $   2,070,906
      30,353   Clorox Co.                                         1,788,702
                                                              -------------
                                                              $   3,859,608
                                                              -------------
               TOTAL HOUSEHOLD & PERSONAL
               PRODUCTS                                       $   3,859,608
                                                              -------------
               HEALTH CARE EQUIPMENT & SERVICES - 4.0%
               HEALTH CARE DISTRIBUTORS - 3.2%
      99,784   Abbott Laboratories                            $   4,654,924
      28,800   Bristol-Myers Squibb Co.                             737,856
      59,163   Johnson & Johnson                                  3,752,117
                                                              -------------
                                                              $   9,144,897
               HEALTH CARE EQUIPMENT - 0.8%
      39,446   Becton, Dickinson & Co.                        $   2,240,533
                                                              -------------
               TOTAL HEALTH CARE EQUIPMENT &
               SERVICES                                       $  11,385,430
                                                              -------------
               PHARMACEUTICALS & BIOTECHNOLOGY - 1.8%
               PHARMACEUTICALS - 1.8%
      59,789   Eli Lilly & Co.                                $   3,393,026
      53,124   Merck & Co., Inc.                                  1,707,405
                                                              -------------
                                                              $   5,100,431
                                                              -------------
               TOTAL PHARMACEUTICALS &
               BIOTECHNOLOGY                                  $   5,100,431
                                                              -------------
               BANKS - 11.7%
               DIVERSIFIED BANKS - 4.4%
      25,400   Comerica, Inc.                                 $   1,549,908
      88,909   U.S. Bancorp                                       2,784,630
      83,196   Wachovia Corp.                                     4,376,110
      60,514   Wells Fargo & Co.                                  3,760,945
                                                              -------------
                                                               $ 12,471,593
                                                              -------------
               REGIONAL BANKS - 4.3%
      64,229   First Horizon National Corp.                   $   2,768,912
     100,062   National City Corp.                                3,757,328
      76,456   SunTrust Banks, Inc.                               5,648,569
                                                              -------------
                                                               $ 12,174,809
                                                              -------------
               THRIFTS & MORTGAGE FINANCE - 3.0%
     195,686   Washington Mutual, Inc.                        $   8,273,604
                                                              -------------
               TOTAL BANKS                                    $  32,920,006
                                                              -------------
               DIVERSIFIED FINANCIALS - 4.8%
               ASSET MANAGEMENT & CUSTODY BANKS - 4.1%
      61,735   Eaton Vance Corp.                              $   3,219,480
      27,800   State Street Corp.                                 1,365,536
     113,009   T. Rowe Price Associates, Inc.                     7,029,160
                                                              -------------
                                                              $  11,614,176
                                                              -------------
               INVESTMENT BANKING & BROKERAGE - 0.7%
      44,506   A.G. Edwards, Inc.                             $   1,923,104
                                                              -------------
               TOTAL DIVERSIFIED FINANCIALS                   $  13,537,280
                                                              -------------
               INSURANCE - 3.2%
               PROPERTY & CASUALTY INSURANCE - 3.2%
      57,533   Chubb Corp.                                    $   4,424,288
      89,632   Safeco Corp.                                       4,682,376
                                                              -------------
                                                              $   9,106,664
                                                              -------------
               TOTAL INSURANCE                                $   9,106,664
                                                              -------------
               REAL ESTATE - 1.2%
               REAL ESTATE INVESTMENT TRUSTS - 1.2%
      53,284   Simon DeBartolo Group, Inc.                    $   3,445,876
                                                              -------------
               TOTAL REAL ESTATE                              $   3,445,876
                                                              -------------
               SOFTWARE & SERVICES - 0.9%
               APPLICATION SOFTWARE - 0.3%
      32,011   Microsoft Corp.                                $     855,014
                                                              -------------
               DATA PROCESSING & OUTSOURCED SERVICES - 0.6%
      40,616   Automatic Data Processing, Inc.                $   1,801,320
                                                              -------------
               TOTAL SOFTWARE & SERVICES                      $   2,656,334
                                                              -------------
               TECHNOLOGY HARDWARE & EQUIPMENT - 2.0%
               COMMUNICATIONS EQUIPMENT - 0.6%
      91,600   Motorola, Inc.                                 $   1,575,520
                                                              -------------

6     The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

      SHARES                                                          VALUE
               COMPUTER HARDWARE - 1.4%
      62,145   Diebold, Inc.                                  $   3,463,341
       6,402   IBM Corp.                                            631,109
                                                              -------------
                                                              $   4,094,450
                                                              -------------
               TOTAL TECHNOLOGY HARDWARE &
               EQUIPMENT                                      $   5,669,970
                                                              -------------
               TELECOMMUNICATION SERVICES - 6.2%
               INTEGRATED TELECOMMUNICATION SERVICES - 6.2%
      53,541   Alltel Corp.                                   $   3,146,069
     140,143   BellSouth Corp.                                    3,894,574
     175,340   SBC Communications, Inc.                           4,518,512
      64,047   AT&T Corp.                                         1,220,736
     113,589   Verizon Communications, Inc.                       4,601,490
                                                              -------------
                                                              $  17,381,381
                                                              -------------
               TOTAL TELECOMMUNICATION SERVICES               $  17,381,381
                                                              -------------
               UTILITIES - 16.1%
               ELECTRIC UTILITIES - 10.2%
      79,358   Ameren Corp.                                   $   3,979,010
      66,696   American Electric Power Co., Inc.                  2,290,341
     121,608   Constellation Energy Group                         5,315,486
      76,537   Consolidated Edison, Inc.                          3,348,494
      34,077   FPL Group, Inc.                                    2,547,256
     108,460   Great Plains Energy, Inc.                          3,284,169
      66,088   NSTAR                                              3,587,257
     127,476   Southern Co.                                       4,272,996
                                                              -------------
                                                              $  28,625,009
                                                              -------------
               GAS UTILITIES - 4.2%
      15,400   Atmos Energy Corp.                             $     421,190
     128,160   KeySpan Energy Corp.                               5,055,912
     124,991   Questar Corp.                                      6,369,541
                                                              -------------
                                                              $  11,846,643
                                                              -------------
               MULTI-UTILITIES & UNREGULATED POWER - 1.1%
      50,083   Equitable Resources, Inc.                      $   3,038,035
                                                              -------------
               WATER UTILITIES - 0.6%
      73,317   Aqua America, Inc.                             $   1,802,861
                                                              -------------
               TOTAL UTILITIES                                $  45,312,548
                                                              -------------
               TOTAL COMMON STOCKS
               (Cost $200,659,301)                            $ 265,509,869
                                                              -------------
   PRINCIPAL
      AMOUNT                                                          VALUE
               TEMPORARY CASH INVESTMENT - 4.5%
               REPURCHASE AGREEMENT - 4.5%
$ 12,700,000   UBS Warburg, Inc., 1.00%,
               dated 12/31/04, repurchase price of
               $12,700,000 plus accrued interest on
               1/3/05 collateralized by $12,654,000
               U.S. Treasury Bill, 6.75%, 5/15/05             $  12,700,000
                                                              -------------
               TOTAL TEMPORARY CASH
               INVESTMENT
               (Cost $12,700,000)                             $  12,700,000
                                                              -------------
               TOTAL INVESTMENTS IN
               SECURITIES - 100.0%
               (Cost $216,560,015)                            $ 281,807,959
                                                              -------------
               OTHER ASSETS
               AND LIABILITIES - 0.0%                         $     117,819
                                                              -------------
               TOTAL NET ASSETS - 100.0%                      $ 281,925,778
                                                              =============

The accompanying notes are an integral part of these financial statements.     7

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS II                                                     12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
Net asset value, beginning of period                          $  18.19     $  15.18     $  18.49     $  21.37      $ 20.82
                                                              --------     --------     --------    ---------      -------
Incr-ease (decrease) from investment operations:
   Net investment income                                      $   0.36     $   0.32     $   0.31     $   0.34      $  0.29
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                           2.53         3.02        (3.25)       (1.84)        2.45
                                                              --------     --------     --------    ---------      -------
         Net increase (decrease) from investment
            operations                                        $   2.89     $   3.34     $  (2.94)    $  (1.50)     $  2.74
Distributions to shareowners:
   Net investment income                                         (0.40)       (0.33)       (0.37)       (0.32)       (0.45)
   Net realized gain                                                --           --           --        (1.06)       (1.74)
                                                              --------     --------     --------    ---------      -------
   Net increase (decrease) in net asset value                 $   2.49     $   3.01     $  (3.31)    $  (2.88)     $  0.55
                                                              --------     --------     --------    ---------      -------
   Net asset value, end of period                             $  20.68     $  18.19     $  15.18     $  18.49      $ 21.37
                                                              ========     ========     ========    =========      =======
Total return*                                                    16.04%       22.27%      (16.05)%      (7.15)%      14.49%
Ratio of net expenses to average net assets+                      0.98%        1.02%        1.07%        1.02%        0.96%
Ratio of net investment income to average net assets+             2.16%        2.29%        2.25%        1.77%        1.99%
Portfolio turnover rate                                             19%          12%          12%          13%          13%
Net assets, end of period (in thousands)                      $ 93,691     $ 60,355     $ 27,084     $ 17,948      $ 8,456
Ratios with no waiver of management fees and
   assumption of expenses by PIM and no reduction
   for fees paid indirectly:
      Net expenses                                                0.98%        1.02%        1.07%        1.02%        0.96%
      Net investment income                                       2.16%        2.29%        2.25%        1.77%        1.99%
Ratios with waiver of management fees and
   assumption of expenses by PIM and reduction
   for fees paid indirectly:
      Net expenses                                                0.98%        1.02%        1.07%        1.02%        0.96%
      Net investment income                                       2.16%        2.29%        2.25%        1.77%        1.99%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no reduction for fees paid indirectly.

8     The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (Cost $216,560,015)   $ 281,807,959
   Cash                                                           154,992
   Receivables--
      Fund shares sold                                            257,005
      Dividends, interest and foreign taxes withheld              725,532
   Other                                                            7,531
                                                            -------------
         Total assets                                       $ 282,953,019
                                                            -------------
LIABILITIES:
   Payables--
      Fund shares repurchased                                     758,304
   Due to affiliates                                              181,072
   Accrued expenses                                                87,865
                                                            -------------
         Total liabilities                                  $   1,027,241
                                                            -------------
NET ASSETS:
   Paid-in capital                                          $ 228,847,694
   Undistributed net investment income (loss)                   1,228,049
   Accumulated undistributed net realized gain (loss)         (13,397,909)
   Net unrealized gain (loss) on:
      Investments                                              65,247,944
                                                            -------------
         Total net assets                                   $ 281,925,778
                                                            -------------
NET ASSET VALUE PER SHARE:
   CLASS I:
   No par value (unlimited number of shares authorized)
      Net assets                                            $ 188,234,469
   Shares outstanding                                           9,147,953
                                                            -------------
      Net asset value per share                             $       20.58
   CLASS II:
   No par value (unlimited number of shares authorized)
      Net assets                                            $  93,691,309
   Shares outstanding                                           4,529,535
                                                            -------------
      Net asset value per share                             $       20.68

The accompanying notes are an integral part of these financial statements.     9

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                                                                 12/31/04
INVESTMENT INCOME:
   Dividends                                                   $  7,227,744
   Interest                                                         128,972
   Income on securities loaned, net                                   7,190
                                                               ------------
      Total investment income                                  $  7,363,906
                                                               ------------
EXPENSES:
   Management fees                                             $  1,531,353
   Transfer agent fees and expenses                                   3,000
   Distribution fees (Class II)                                     181,888
   Administrative reimbursements                                     30,408
   Custodian fees                                                    43,740
   Professional fees                                                 52,063
   Printing expense                                                  41,880
   Fees and expenses of nonaffiliated trustees                        1,681
   Miscellaneous                                                      8,282
                                                               ------------
      Total expenses                                           $  1,894,295
      Less fees paid indirectly                                      (4,731)
                                                               ------------
      Net expenses                                             $  1,889,564
                                                               ------------
         Net investment income (loss)                          $  5,474,342
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                              $  2,001,864
                                                               ------------
                                                               $  2,001,864
                                                               ------------
Change in net unrealized gain or (loss) from:
   Investments                                                 $ 29,937,321
                                                               ------------
                                                               $ 29,937,321
                                                               ------------
Net gain (loss) on investments, futures contracts
   and foreign currency transactions                           $ 31,939,185
                                                               ============
Net increase (decrease) in net assets resulting
   from operations                                             $ 37,413,527
                                                               ============

10    The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED      YEAR ENDED
                                                                                     12/31/04        12/31/03
FROM OPERATIONS:
Net investment income (loss)                                                      $   5,474,342   $   4,413,641
Net realized gain (loss) on investments                                               2,001,864        (634,370)
Change in net unrealized gain or (loss) on investments, futures contracts and
   foreign currency transactions                                                     29,937,321      34,115,732
                                                                                  -------------   -------------
      Net increase (decrease) in net assets resulting from operations             $  37,413,527   $  37,895,003
                                                                                  -------------   -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                        $  (3,809,792)  $  (3,313,897)
   Class II                                                                          (1,595,526)       (860,942)
                                                                                  -------------   -------------
      Total distributions to shareowners                                          $  (5,405,318)  $  (4,174,839)
                                                                                  -------------   -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $  63,295,941   $  52,433,019
Reinvestment of distributions                                                         5,405,317       4,174,840
Cost of shares repurchased                                                          (34,772,572)    (34,680,633)
                                                                                  -------------   -------------
   Net increase (decrease) in net assets resulting from Fund share transactions   $  33,928,686   $  21,927,226
                                                                                  -------------   -------------
   Net increase (decrease) in net assets                                          $  65,936,895   $  55,647,390
                                                                                  -------------   -------------

NET ASSETS:
Beginning of year                                                                 $ 215,988,883   $ 160,341,493
                                                                                  -------------   -------------
End of year                                                                       $ 281,925,778   $ 215,988,883
                                                                                  =============   =============
Undistributed net investment income (loss), end of year                           $   1,228,049   $   1,156,984
                                                                                  =============   =============

The accompanying notes are an integral part of these financial statements.    11

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Equity Income VCT Portfolio is a portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small
      Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap
      Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
      Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio
      (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America
      Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio)(Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio) (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value II Portfolio) (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of Equity Income Portfolio is to seek capital appreciation.

Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset value for the portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange.

     At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   FUTURES CONTRACTS

     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2004, the portfolio had no open futures contracts.

C.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The portfolio elected to defer $229,369 in capital losses recognized between November 1, 2004 and December 31, 2004, to its fiscal year ending December 31, 2005.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, Equity Income VCT Portfolio had a capital loss carryforward of $13,046,273, of which will the following amounts expire between 2009 and 2011 if not utilized: $3,961,413 in 2009, $6,407,206 in
     2010, and $2,677,654, in 2011.

     At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                                       UNDISTRIBUTED   ACCUMULATED NET
                                      NET INVESTMENT    REALIZED GAIN     PAID-IN
PORTFOLIO                                 INCOME           (LOSS)         CAPITAL
-----------------------------------   --------------   ---------------   ---------
Pioneer Equity Income VCT Portfolio      $ 2,041          $ (44,116)     $ (42,075)

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004, and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                                                2004          2003
                                                           -------------   -----------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                            $   5,405,318   $ 4,174,839
Long-Term capital gain                                                --            --
                                                           -------------   -----------
                                                           $   5,405,318   $ 4,174,839
Return of Capital                                                     --            --
                                                           -------------   -----------
   Total distributions                                     $   5,405,318   $ 4,174,839
                                                           =============   ===========
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                              $          --
Undistributed long-term gain/(capital loss carryforward)     (13,046,273)
Unrealized appreciation (depreciation)                        66,353,726
Post-October loss deferred                                      (229,369)
                                                           -------------
   Total                                                   $  53,078,084
                                                           =============

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

D.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

E.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

F.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Portfolio. Management fees are calculated daily at the following annual rate of 0.65% of thePortfolio's average daily net assets. In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $160,961 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $271 in transfer agent fees payable to PIMSS at December 31, 2004.

4.   DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $19,840 payable to PFD at December 31, 2004.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                             NET
                                             GROSS          GROSS        APPRECIATION/
PORTFOLIO                    TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
-----------------------   -------------   ------------   ------------   --------------
Equity Income Portfolio   $ 215,454,233   $ 69,454,959   $ (3,101,223)   $ 66,353,726

6.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $72,185,977 and $44,337,103, respectively.

7.   CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

EQUITY INCOME PORTFOLIO         '04 SHARES     '04 AMOUNT     '03 SHARES     '03 AMOUNT
-----------------------------   ----------   -------------    ----------   -------------
CLASS I:
Shares sold                      1,757,096   $  33,474,454     1,544,529   $  24,668,979
Reinvestment of distributions      198,654       3,809,791       204,954       3,313,898
Shares repurchased              (1,411,407)    (26,451,072)   (1,964,325)    (30,892,038)
                                ----------   -------------    ----------   -------------
   Net increase (decrease)         544,343   $  10,833,173      (214,842)  $  (2,909,161)
                                ==========   =============    ==========   =============
CLASS II:
Shares sold                      1,571,139   $  29,821,487     1,723,515   $  27,764,040
Reinvestment of distributions       82,473       1,595,526        54,432         860,942
Shares repurchased                (442,520)     (8,231,500)     (242,114)     (3,788,595)
                                ----------   -------------    ----------   -------------
   Net increase                  1,211,092   $  23,095,513     1,533,833   $  24,836,387
                                ==========   =============    ==========   =============

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER EQUITY INCOME VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Equity Income VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                               /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER EQUITY INCOME VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                         TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                        The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the
                                                           Trust's operations. The Trust's Trustees and officers are listed below,
CUSTODIAN                                                  together with their principal occupations during the past five years.
Brown Brothers Harriman & Co.                              Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested
                                                           Trustees. Trustees who are not interested persons of the Trust are
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM              referred to as Independent Trustees. Each of the Trustees serves as a
Ernst & Young LLP                                          trustee of each of the 73 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Trust"). The address for all Interested
PRINCIPAL UNDERWRITER                                      Trustees and all officers of the Portfolio is 60 State Street, Boston,
Pioneer Funds Distributor, Inc.                            Massachusetts 02109.

                                                           The Trust's statement of additional information provides more detailed
LEGAL COUNSEL                                              information regarding the Trust's Trustees and is available upon
Wilmer Cutler Pickering Hale and Dorr LLP                  request, without charge, by calling 1-800-225-6292.

                                                           Proxy Voting Policies and Procedures of the Trust are available without
SHAREOWNER SERVICES AND TRANSFER                           charge, upon Agent request, by calling our toll free number
Pioneer Investment Management Shareholder Services, Inc.   (1-800-225-6292). This information is also available online at
                                                           pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD                              PRINCIPAL OCCUPATION DURING PAST FIVE   OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST      TERM OF OFFICE          YEARS                                   HELD BY THIS TRUSTEE
John F. Cogan, Jr. (78)*   Chairman of the     Serves until            Trustee and President Serves until      Director of Harbor
                           Board, Trustee      successor trustee is    retirement or removal; Deputy           Global Company, Ltd.
                           and President       elected or earlier      Chairman and a Director of Pioneer
                                               retirement or removal   Global Asset Management S.p.A.
                                                                       ("PGAM"); Non-Executive Chairman and
                                                                       a Director of Pioneer Investment
                                                                       Management USA Inc. ("PIM-USA");
                                                                       Chairman and a Director of Pioneer;
                                                                       Director of Pioneer Alternative
                                                                       Investment Management Limited
                                                                       (Dublin); President and a Director of
                                                                       Pioneer Alternative Investment
                                                                       Management (Bermuda) Limited and
                                                                       affiliated funds; President and
                                                                       Director of Pioneer Funds
                                                                       Distributor, Inc. ("PFD"); President
                                                                       of all of the Pioneer Funds; and Of
                                                                       Counsel (since 2000, partner prior to
                                                                       2000), Wilmer Cutler Pickering Hale
                                                                       and Dorr LLP (counsel to PIM-USA and
                                                                       the Pioneer Funds)

* Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (52)**      Trustee and         Serves until            President and Chief Executive           None
                           Executive Vice      successor trustee is    Officer, PIM-USA since May 2003
                           President           elected or earlier      (Director since January 2001);
                                               retirement or removal   President and Director of Pioneer
                                                                       since May 2003; Chairman and Director
                                                                       of Pioneer Investment Management
                                                                       Shareholder Services, Inc. ("PIMSS")
                                                                       since May 2003; Executive Vice
                                                                       President of all of the Pioneer Funds
                                                                       since June 2003; Executive Vice
                                                                       President and Chief Operating Officer
                                                                       of PIM-USA, November 2000 to May
                                                                       2003; Executive Vice President, Chief
                                                                       Financial Officer and Treasurer, John
                                                                       Hancock Advisers, L.L.C., Boston, MA,
                                                                       November 1999 to November 2000;
                                                                       Senior Vice President and Chief
                                                                       Financial Officer, John Hancock
                                                                       Advisers, L.L.C., April 1997 to
                                                                       November 1999.

** Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

PIONEER EQUITY INCOME VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD                              PRINCIPAL OCCUPATION DURING PAST FIVE   OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST      TERM OF OFFICE          YEARS                                   HELD BY THIS TRUSTEE
David R. Bock **(61)       Trustee since       Serves until a          Senior Vice President and Chief         Director of The
3050 K. Street NW,         2005.               successor trustee is    Financial Officer, I-trax, Inc.         Enterprise Social
Washington, DC 20007                           elected or earlier      (publicly traded health care services   Investment Company
                                               retirement or           company) (2001-present); Managing       (privately-held
                                               removal.                Partner, Federal City Capital           affordable housing
                                                                       Advisors (boutique merchant             finance company);
                                                                       bank)(1995-2000; 2002 to 2004);         Director of New York
                                                                       Executive Vice President and Chief      Mortgage Trust
                                                                       Financial Officer, Pedestal Inc.        (publicly traded
                                                                       (internet-based mortgage trading        mortgage REIT)
                                                                       company) (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)          Trustee since       Serves until            President, Bush International           Director of Brady
3509 Woodbine              2000.               successor trustee is    (international financial advisory       Corporation
Street, Chevy Chase,                           elected or earlier      firm)                                   (industrial
MD 20815                                       retirement or removal                                           identification and
                                                                                                               specialty coated
                                                                                                               material products
                                                                                                               manufacturer),
                                                                                                               Millennium Chemicals,
                                                                                                               Inc. (commodity
                                                                                                               chemicals), Mortgage
                                                                                                               Guaranty Insurance
                                                                                                               Corporation, and R.J.
                                                                                                               Reynolds Tobacco
                                                                                                               Holdings, Inc.
                                                                                                               (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee since       Serves until            Founding Director, The Winthrop         None
(57)                       2000.               successor trustee is    Group, Inc. (consulting firm);
1001 Sherbrooke                                elected or earlier      Professor of Management, Faculty of
Street West, Montreal,                         retirement or removal   Management, McGill University
Quebec, Canada H3A 1G5
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret        Trustee since       Serves until            President and Chief Executive           Director of New
(56)                       1995.               successor trustee is    Officer, Newbury, Piret & Company,      America High Income
One Boston Place,                              elected or earlier      Inc. (investment banking firm)          Fund, Inc. (closed-
28th Floor, Boston,                            retirement or removal                                           end investment
MA 02108                                                                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (76)       Trustee since       Serves until            Senior Counsel, Sullivan & Cromwell     Director, The Swiss
125 Broad Street,          1995.               successor trustee is    (law firm)                              Helvetia Fund, Inc.
New York, NY 10004                             elected or earlier                                              (closed-end
                                               retirement or removal                                           investment company)
                                                                                                               and AMVESCAP PLC
                                                                                                               (investment managers)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)         Trustee since       Serves until            President, John Winthrop & Co., Inc.    None
One North Adgers Wharf,    September, 2000.    successor trustee is    (private investment firm)
Charleston, SC 29401                           elected or earlier
                                               retirement or removal
------------------------------------------------------------------------------------------------------------------------------------

PIONEER EQUITY INCOME VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD                              PRINCIPAL OCCUPATION DURING PAST FIVE   OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST      TERM OF OFFICE          YEARS                                   HELD BY THIS TRUSTEE
Dorothy E. Bourassa (57)   Secretary           Serves at the           Secretary of PIM-USA; Senior Vice       None
                                               discretion of the       President - Legal of Pioneer; and
                                               Board                   Secretary/Clerk of most of PIM-USA's
                                                                       subsidiaries since October 2000;
                                                                       Secretary of all of the Pioneer Funds
                                                                       since September 2003 (Assistant
                                                                       Secretary from November 2000 to
                                                                       September 2003); and Senior Counsel,
                                                                       Assistant Vice President and Director
                                                                       of Compliance of PIM-USA from April
                                                                       1998 through October 2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley      Assistant           Serves at the           Assistant Vice President and Senior     None
(40)                       Secretary           discretion of the       Counsel of Pioneer since July 2002;
                                               Board                   Vice President and Senior Counsel of
                                                                       BISYS Fund Services, Inc. (April 2001
                                                                       to June 2002); Senior Vice President
                                                                       and Deputy General Counsel of Funds
                                                                       Distributor, Inc. (July 2000 to April
                                                                       2001; Vice President and Associate
                                                                       General Counsel from July 1996 to
                                                                       July 2000); Assistant Secretary of
                                                                       all Pioneer Funds since September
                                                                       2003
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (47)       Assistant           Serves at the           Partner, Wilmer Cutler Pickering Hale   None
                           Secretary           discretion of the       and Dorr LLP; Assistant Secretary of
                                               Board                   all Pioneer Funds since September
                                                                       2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)          Treasurer           Serves at the           Vice President - Fund Accounting,       None
                                               discretion of the       Administration and Custody Services
                                               Board                   of Pioneer; and Treasurer of all of
                                                                       the Pioneer Funds (Assistant
                                                                       Treasurer from June 1999 to November
                                                                       2000)
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (45)       Assistant           Serves at the           Deputy Treasurer of Pioneer since       None
                           Treasurer           discretion of the       2004; Treasurer and Senior Vice
                                               Board                   President, CDC IXIS Asset Management
                                                                       Services from 2002 to 2003; Assistant
                                                                       Treasurer and Vice President, MFS
                                                                       Investment Management from 1997 to
                                                                       2002; and Assistant Treasurer of all
                                                                       of the Pioneer Funds since November
                                                                       2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)      Assistant           Serves at the           Assistant Vice President - Fund         None
                           Treasurer           discretion of the       Accounting, Administration and
                                               Board                   Custody Services of Pioneer; and
                                                                       Assistant Treasurer of all of the
                                                                       Pioneer Funds since November 2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)         Assistant           Serves at the           Fund Accounting Manager - Fund          None
                           Treasurer           discretion of the       Accounting, Administration and
                                               Board                   Custody Services of Pioneer; and
                                                                       Assistant Treasurer of all of the
                                                                       Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

PIONEER EQUITY INCOME VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD                              PRINCIPAL OCCUPATION DURING PAST FIVE   OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST      TERM OF OFFICE          YEARS                                   HELD BY THIS TRUSTEE
Katharine Kim              Assistant           Serves at the           Fund Administration Manager - Fund      None
Sullivan (31)              Treasurer           discretion of the       Accounting, Administration and
                                               Board                   Custody Services since June 2003;
                                                                       Assistant Vice President - Mutual
                                                                       Fund Operations of State Street
                                                                       Corporation from June 2002 to June
                                                                       2003 (formerly Deutsche Bank Asset
                                                                       Management); Pioneer Fund Accounting,
                                                                       Administration and Custody Services
                                                                       (Fund Accounting Manager from August
                                                                       1999 to May 2002, Fund Accounting
                                                                       Services Supervisor from 1997 to July
                                                                       1999); Assistant Treasurer of all
                                                                       Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (37)       Chief Compliance    Serves at the           Chief Compliance Officer of Pioneer     None
                           Officer             discretion of the       (Director of Compliance and Senior
                                               Board                   Counsel from November 2000 to
                                                                       September 2004); Vice President and
                                                                       Associate General Counsel of UAM Fund
                                                                       Services, Inc. (mutual fund
                                                                       administration company) from February
                                                                       1998 to November 2000; and Chief
                                                                       Compliance Officer of all of the
                                                                       Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES.

[LOGO] PIONEER
       Investments(R)

                                                           [LOGO] PIONEER
                                                                  INVESTMENTS(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                                  PIONEER FUND VCT PORTFOLIO -- CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

   Portfolio and Performance Update                           2

   Comparing Ongoing Portfolio Expenses                       3

   Portfolio Management Discussion                            4

   Schedule of Investments                                    6

   Financial Statements                                      10

   Notes to Financial Statements                             14

   Report of Independent Registered Public Accounting Firm   19

   Trustees, Officers and Service Providers                  20

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT www.pioneerfunds.com.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT http://www.sec.gov. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                             94.6%
Depositary Receipts for International Stocks    2.5%
Temporary Cash Investments                      1.8%
International Common Stocks                     1.1%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                              15.7%
Information Technology                  15.5%
Consumer Discretionary Consumer         14.0%
Industrials                             13.2%
Health Care                             12.3%
Consumer Staples                        10.1%
Energy                                   7.9%
Materials                                6.5%
Services                                 3.1%
Telecommunication Services               3.1%
Utilities                                1.7%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Exxon Mobil Corp.           2.58%
2. ChevronTexaco Corp.         2.18
3. Target Corp.                2.04
4. United Technologies Corp.   1.98
5. Microsoft Corp.             1.97

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                            12/31/04   12/31/03
Net Asset Value per Share   $ 20.51     $ 18.66

DISTRIBUTIONS PER SHARE               SHORT-TERM      LONG-TERM
(1/1/04 - 12/31/04)       DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                          $ 0.1766         $ --            $ --

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER FUND VCT PORTFOLIO at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

        S&P 500   Pioneer Fund VCT Portfolio
10/97    10000               10000
         10643               10545
12/98    13686               13257
         16565               15312
12/00    15060               15561
         13275               13836
12/02    10342               11173
         13306               13791
12/04    14747               15298

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
Life-of-Class    6.11%
(10/31/97)
5 Years         -0.02
1 Year          10.93

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER FUND VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

          SHARE CLASS                              I           II
          ---------------------------------   ----------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,090.36   $ 1,088.30
          Expenses Paid During Period*        $     3.72   $     5.02

* Expenses are equal to the Portfolio's annualized expense ratio of 0.71% and 0.96% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER FUND VCT PORTFOLIO

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

          SHARE CLASS                              I            II
          ---------------------------------   ----------    ----------
          Beginning Account Value on 7/1/04   $ 1,000.00    $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,021.57    $ 1,020.31
          Expenses Paid During Period*        $     3.60    $     4.85

* Expenses are equal to the Portfolio's annualized expense ratio of 0.71% and 0.96% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

CALL 800-688-9915 OR VISIT www.pioneer funds.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PER FORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN.

PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS PERFORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHER WISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

In the following discussion, John Carey, portfolio manager of Pioneer Fund VCT Portfolio, reviews the past year and gives an overview of the Portfolio's performance over that period.

Q: HOW DID THE PORTFOLIO PERFORM VERSUS ITS BENCHMARK? TO WHAT DO YOU ATTRIBUTE THE PERFORMANCE?

A: Pioneer Fund VCT Portfolio achieved respectable returns in 2004. Class II shares of the Portfolio rose 10.93% at net asset value for the calendar year. Most of the gain came in the fourth quarter, which saw the Portfolio rise 9.11%. By comparison, the Standard & Poor's 500 Index increased by 11.04% for the year and 9.23% in the fourth quarter.

     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

     For Pioneer Fund VCT Portfolio, the better than average performance was derived both from our solid weightings in many of the old-economy stocks, especially in energy, industrials, and materials, and from our good stock selection in the four sectors that underperformed the S&P 500 average, consumer staples, financials, health care, and information technology. Among our best performing stocks were Norfolk Southern and PACCAR in industrials and T. Rowe Price in financials, but we also benefited from having only modest relative exposure to Pfizer and Cisco Systems (which we sold during the year) and no holdings of Coca-Cola, all stocks that did poorly. We did suffer from having above-market weightings in two of the dismal semi-conductor names, Applied Materials and Texas Instruments, but on the whole we managed to avoid most of the "disaster" stocks. We were particularly pleased that consumer discretionary, the sector we had highlighted in our annual report for 2003 as the major culprit in our relative underperformance versus the S&P during that year, was a positive contributor to fund performance in 2004. Three of our largest gains were from stocks in that sector: McGraw-Hill, Target, and John Wiley & Sons.

Q:   WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE SECOND HALF?

A: The list of 32 additions to and 10 deletions from the portfolio in the second half of 2004 makes it look as though the period was a singularly busy one for Pioneer Fund VCT Portfolio. Actually it was just a normally busy time, but due to the merger of an acquired fund, the Safeco Core Equity Fund, into Pioneer Fund VCT Portfolio during December, we ended up with some new, transferred positions. Most of the Safeco fund, overlapped with positions already owned in Pioneer Fund, but we inherited the others as well. Rather than "throwing them all out with the wash," we thought that we would take our time to study them in the expectation that some might prove to be worthwhile longer-term holdings for Pioneer Fund VCT Portfolio. The merger itself marked an exciting increase to the asset base of Pioneer Fund VCT Portfolio, and also to our shareholder family. To our new, formerly Safeco shareholders, a hearty welcome!

     The total effect of the portfolio activity on sector weights was modest, with no sector weighting going up or down by as much as 2%. Materials, industrials, consumer discretionary, information technology, and telecommunications services all increased as a percentage of the Fund portfolio, and energy, consumer staples, health care, financials, and utilities all decreased. As examples, in materials we added: BHP Billiton, a major Australian-based mining and minerals company; Inco, the Canadian nickel producer; and Newmont Mining, a leading gold miner. Two new materials names came from the Safeco fund, Praxair, supplier of industrial gases, and Ball, a packaging company. Among industrials, Northrup Grumman and Ingersoll-Rand were both Safeco holdings, and in the case of consumer discretionary, five of the eight new stocks came from the Safeco fund. The two largest additions, however, were our own purchases, Nordstrom and Gap, both of them retailing companies showing signs of meaningful operational improvement over the past couple of years.

     Information technology rose somewhat with: our purchase of Veritas Software, which has received a merger proposal from another portfolio company, Symantec; the receipt of shares of Freescale Semiconductor from our holding Motorola; and the inclusion of EMC, an information storage specialist, from the Safeco fund. Telecommunications saw one purchase by us, Nextel Communications, and two additions attributable to the Safeco fund, CenturyTel and Verizon. Subsequent to our purchase of Nextel, the company entered into merger discussions with Sprint.

     In regard to the sectors where the weightings decreased, the reasons in some cases had to do with weaker relative share-price performance and in other cases with sales from the portfolio. In energy, we realized a gain on a large position in Smith International and replaced it with a smaller holding of Schlumberger. With consumer staples, despite the addition of two small positions from the Safeco portfolio, Kellogg and Kimberly Clark, the sector declined as a percent of the Fund due to underperformance versus the market averages. In the case of health care, it was a combination of selling in excess of purchasing and woeful stock performance from some of the pharmaceuticals, especially Mylan Labs, which announced an acquisition that many investors thought ill conceived. During the six months, we realized significant percentage gains on our sales of Biomet and Wellpoint Health Networks, while adding two names in the health-care equipment and supplies industry, Stryker and Medtronic, and one name in biotechnology, Amgen. Medtronic and Amgen were both from the Safeco fund.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     Financials saw SouthTrust stock exchanged for shares of Wachovia in a merger and our shares of Charter One Financial acquired for cash by the Royal Bank of Scotland. We sold our position in St. Paul Travelers after discouragement over the company's need to set up additional reserves following the merger creating the company. Finally, in utilities, we sold a position in Vectren and received a smaller position in Exelon from the Safeco fund.

Q:   WHAT IS YOUR OUTLOOK FOR 2005?

A: The economic outlook appears favorable over the coming year. Interest rates are expected to continue rising, but not so fast that they should present impediments to further economic growth. Earnings growth will moderate somewhat, which is normal as a business cycle lengthens, but should still be adequate to fuel additional share-price advances. Federal tax law, with the maximum 15% tax rate on qualified dividends and long-term capital gains, is likewise favorable to the stock market. Of course there are concerns, including energy and other commodity prices and the high trade and Federal budget deficits. At some point, too, investors will begin looking ahead to the next downturn in the economy and thinking about ways to position themselves more defensively. A lot rides on the length of the current business cycle. That is, will this be a "normal" cycle of four years or thereabouts, or could it become another extended cycle like the one of the 1990s, which continued for more than six years? Making the forecasting even more difficult is the unusual circumstance that this is a wartime cycle, with some economic activity not conforming to more predictable business patterns.

     As always, though, we are mainly interested in companies that have the financial and management strengths to survive and do well regardless of the economic climate, and especially companies with the potential, as well as a plan and the management commitment, to do better than they have in the past. A good economy creates more opportunities for such companies to achieve improved results.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

     SHARES                                                          VALUE
              COMMON STOCKS - 98.9%
              ENERGY - 7.8%
              INTEGRATED OIL & GAS - 5.8%
     20,126   BP Amoco Plc (A.D.R.)                          $   1,175,358
     31,052   ConocoPhillips                                     2,696,245
    241,264   ChevronTexaco Corp.                               12,668,773
    292,714   Exxon Mobil Corp.                                 15,004,520
     44,680   Occidental Petroleum Corp.                         2,607,525
                                                             -------------
                                                             $  34,152,421
                                                             -------------
              OIL & GAS DRILLING - 0.7%
     60,277   Schlumberger, Ltd.                             $   4,035,545
                                                             -------------
              OIL & GAS EXPLORATION & PRODUCTION - 1.3%
     99,995   Apache Corp.                                   $   5,056,747
     70,551   Pioneer Natural Resources Co.                      2,476,340
                                                             -------------
                                                             $   7,533,087
                                                             -------------
              TOTAL ENERGY                                   $  45,721,053
                                                             -------------
              MATERIALS - 6.5%
              ALUMINUM - 0.6%
    117,716   Alcoa, Inc.                                    $   3,698,637
                                                             -------------
              COMMODITY CHEMICALS - 1.3%
     27,138   Air Products & Chemicals, Inc.                 $   1,573,190
     46,466   E.I. du Pont de Nemours and Co.                    2,279,157
     88,000   Praxair, Inc.                                      3,885,200
                                                             -------------
                                                             $   7,737,547
                                                             -------------
              DIVERSIFIED CHEMICAL - 0.3%
     21,688   PPG Industries, Inc.                           $   1,478,254
                                                             -------------
              DIVERSIFIED METALS & MINING - 2.7%
    112,522   BHP Billiton, Ltd. (A.D.R)                     $   2,702,778
     81,386   Inco, Ltd.*                                        2,993,377
     39,803   Phelps Dodge Corp.                                 3,937,313
    200,118   Rio Tinto Plc                                      5,886,829
                                                             -------------
                                                             $  15,520,297
                                                             -------------
              METAL & GLASS CONTAINERS - 0.8%
    104,000   Ball Corp.                                     $   4,573,920
                                                             -------------
              PAPER PRODUCTS - 0.3%
     53,073   Meadwestvaco Corp.                             $   1,798,644
                                                             -------------
              PRECIOUS METALS & MINERALS - 0.3%
     40,047   Newmont Mining Corp.                           $   1,778,487
                                                             -------------
              SPECIALTY CHEMICALS - 0.2%
     39,222   Ecolab, Inc.                                   $   1,377,869
                                                             -------------
              TOTAL MATERIALS                                $  37,963,655
                                                             -------------
              CAPITAL GOODS - 10.3%
              AEROSPACE & DEFENSE - 1.4%
     48,104   General Dynamics Corp.                         $   5,031,678
     54,000   Northrop Grumman Corp.                             2,935,440
                                                             -------------
                                                             $   7,967,118
                                                             -------------
              ELECTRICAL COMPONENTS & EQUIPMENT - 2.1%
     65,964   Emerson Electric Co.                           $   4,624,076
    206,300   General Electric Co.                               7,529,950
                                                             -------------
                                                             $  12,154,026
                                                             -------------
              INDUSTRIAL CONGLOMERATES - 4.5%
     79,790   Illinois Tool Works, Inc.                      $   7,394,937
    120,984   Johnson Controls, Inc.                             7,675,225
    111,551   United Technologies Corp.                         11,528,796
                                                             -------------
                                                             $  26,598,958
                                                             -------------
              INDUSTRIAL MACHINERY - 2.3%
     40,569   Caterpillar, Inc.                              $   3,955,883
     86,222   Deere & Co.                                        6,414,917
     40,000   Ingersoll-Rand Co.                                 3,212,000
                                                             -------------
                                                             $  13,582,800
                                                             -------------
              TOTAL CAPITAL GOODS                            $  60,302,902
                                                             -------------
              COMMERCIAL SERVICES & SUPPLIES - 0.5%
              OFFICE SERVICES & SUPPLIES - 0.5%
     58,698   Canon, Inc. (A.D.R.)                           $   3,184,953
                                                             -------------
              TOTAL COMMERCIAL SERVICES &
              SUPPLIES                                       $   3,184,953
                                                             -------------
              TRANSPORTATION - 2.3%
              AIRLINES - 0.5%
    170,807   Southwest Airlines Co.                         $   2,780,738
                                                             -------------
              RAILROADS - 1.5%
     50,040   Burlington Northern, Inc.                      $   2,367,392
    180,893   Norfolk Southern Corp.                             6,546,518
                                                             -------------
                                                             $   8,913,910
                                                             -------------
              TRUCKING - 0.3%
     21,253   United Parcel Service (a)                      $   1,816,281
                                                             -------------
              TOTAL TRANSPORTATION                           $  13,510,929
                                                             -------------
              AUTOMOBILES & COMPONENTS - 2.1%
              AUTOMOBILE MANUFACTURERS - 2.1%
    253,315   Ford Motor Corp.                               $   3,708,532
    108,616   PACCAR, Inc.                                       8,741,416
                                                             -------------
                                                             $  12,449,948
                                                             -------------
              TOTAL AUTOMOBILES & COMPONENTS                 $  12,449,948
                                                             -------------

6     The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
     SHARES                                                          VALUE
              CONSUMER DURABLES & APPAREL - 0.6%
              APPAREL, ACCESSORIES & LUXURY GOODS - 0.2%
     65,267   Gap, Inc.                                      $   1,378,439
                                                             -------------
              HOUSEWARES & SPECIALTIES - 0.4%
     84,000   Leggett & Platt, Inc.                          $   2,388,120
                                                             -------------
              TOTAL CONSUMER DURABLES & APPAREL              $   3,766,559
                                                             -------------
              MEDIA - 4.5%
              ADVERTISING - 0.6%
     43,791   Omnicom Group                                  $   3,692,457
                                                             -------------
              MOVIES & ENTERTAINMENT - 0.2%
     51,957   The Walt Disney Co.                            $   1,444,405
                                                             -------------
              PUBLISHING - 3.7%
     48,893   Elsevier NV                                    $     665,764
     90,111   Gannett Co.                                        7,362,069
    149,146   John Wiley & Sons, Inc.                            5,196,247
     78,179   McGraw-Hill Co., Inc.                              7,156,506
     28,800   Tribune Co.                                        1,213,632
                                                             -------------
                                                             $  21,594,218
                                                             -------------
              TOTAL MEDIA                                    $  26,731,080
                                                             -------------
              RETAILING - 6.5%
              APPAREL RETAIL - 0.2%
     24,633   Liz Claiborne, Inc.                            $   1,039,759
                                                             -------------
              COMPUTER & ELECTRONICS RETAIL - 0.6%
     60,000   Best Buy Co., Inc.                             $   3,565,200
     11,064   Game Stop Corp. (Class B)*                           247,944
                                                             -------------
                                                             $   3,813,144
                                                             -------------
              DEPARTMENT STORES - 2.0%
     80,000   Kohl's Corp.*                                  $   3,933,600
     88,332   May Department Stores Co.                          2,596,961
    118,523   Nordstrom, Inc.                                    5,538,580
                                                             -------------
                                                             $  12,069,141
                                                             -------------
              GENERAL MERCHANDISE STORES - 2.2%
     34,432   Family Dollar Stores, Inc.                     $   1,075,311
    228,656   Target Corp.                                      11,874,106
                                                             -------------
                                                             $  12,949,417
                                                             -------------
              HOME IMPROVEMENT RETAIL - 1.3%
    110,000   Home Depot, Inc.                               $   4,701,400
     48,716   Lowe's Co., Inc.                                   2,805,554
                                                             -------------
                                                             $   7,506,954
                                                             -------------
              SPECIALTY STORES - 0.2%
     30,603   Barnes & Noble, Inc.*                          $     987,559
                                                             -------------
              TOTAL RETAILING                                $  38,365,974
                                                             -------------
              FOOD & DRUG RETAILING - 2.5%
              DRUG RETAIL - 0.9%
    139,003   Walgreen Co.                                   $   5,333,545
                                                             -------------
              FOOD DISTRIBUTORS - 1.4%
     83,493   Cardinal Health, Inc.                          $   4,855,118
     84,201   Sysco Corp.                                        3,213,952
                                                             -------------
                                                             $   8,069,070
                                                             -------------
              FOOD RETAIL - 0.2%
     28,200   Kellogg Co.                                    $   1,259,412
                                                             -------------
              TOTAL FOOD & DRUG RETAILING                    $  14,662,027
                                                             -------------
              FOOD, BEVERAGE & TOBACCO - 3.7%
              PACKAGED FOODS & MEATS - 2.1%
     86,457   Campbell Soup Co.                              $   2,584,200
     44,844   General Mills, Inc.                                2,229,195
     73,219   H.J. Heinz Co., Inc.                               2,854,809
     54,767   Hershey Foods Corp.                                3,041,759
     76,005   Sara Lee Corp.                                     1,834,761
                                                             $  12,544,724
              SOFT DRINKS - 1.6%
    178,941   PepsiCo, Inc.                                  $   9,340,720
                                                             -------------
              TOTAL FOOD, BEVERAGE & TOBACCO                 $  21,885,444
                                                             -------------
              HOUSEHOLD & PERSONAL PRODUCTS - 3.8%
              HOUSEHOLD PRODUCTS - 3.2%
     90,211   Colgate-Palmolive Co.                          $   4,615,195
     15,015   Clorox Co.                                           884,834
     80,030   Estee Lauder Co.                                   3,662,973
    171,470   Procter & Gamble Co.                               9,444,568
                                                             -------------
                                                             $  18,607,570
                                                             -------------
              PERSONAL PRODUCTS - 0.6%
     58,000   Kimberly-Clark Corp.                           $   3,816,980
                                                             -------------
              TOTAL HOUSEHOLD & PERSONAL
              PRODUCTS                                       $  22,424,550
                                                             -------------
              HEALTH CARE EQUIPMENT & SERVICES - 6.6%
              HEALTH CARE DISTRIBUTORS - 3.4%
    204,554   Abbott Laboratories                            $   9,542,444
    163,188   Johnson & Johnson                                 10,349,383
                                                             -------------
                                                             $  19,891,827
                                                             -------------
              HEALTH CARE EQUIPMENT - 2.8%
     73,222   Becton, Dickinson & Co.                        $   4,159,010
     32,057   Guidant Corp.                                      2,311,310
     85,000   Medtronic, Inc.                                    4,221,950
    123,159   Stryker Corp.                                      5,942,422
                                                             -------------
                                                             $  16,634,692
                                                             -------------

The accompanying notes are an integral part of these financial statements.     7

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

     SHARES                                                          VALUE
              MANAGED HEALTH CARE - 0.4%
     23,937   United Healthcare Group, Inc.                  $   2,107,174
                                                             -------------
              TOTAL HEALTH CARE EQUIPMENT &
              SERVICES                                       $  38,633,693
                                                             -------------
              PHARMACEUTICALS & BIOTECHNOLOGY - 5.6%
              BIOTECHNOLOGY - 0.8%
     68,200   Amgen, Inc.*                                   $   4,375,030
                                                             -------------
              PHARMACEUTICALS - 4.8%
     55,362   Barr Laboratorie, Inc.                         $   2,521,185
     95,302   Eli Lilly & Co.                                    5,408,389
    236,082   Merck & Co., Inc.                                  7,587,675
    104,212   Mylan Laboratories, Inc. (a)                       1,842,468
     56,907   Novartis AG                                        2,876,080
     78,800   Pfizer, Inc.                                       2,118,932
     18,810   Roche Holdings AG (A.D.R)                          2,184,311
    180,617   Schering-Plough Corp.                              3,771,283
                                                             -------------
                                                             $  28,310,323
                                                             -------------
              TOTAL PHARMACEUTICALS &
              BIOTECHNOLOGY                                  $  32,685,353
                                                             -------------
              BANKS - 8.1%
              DIVERSIFIED BANKS - 3.7%
    288,277   U.S. Bancorp                                   $   9,028,836
     41,456   Wachovia Corp.                                     2,180,586
    174,435   Wells Fargo & Co.                                 10,841,135
                                                             -------------
                                                             $  22,050,557
                                                             -------------
              REGIONAL BANKS - 3.1%
     98,868   First Horizon National Corp.                   $   4,262,199
     59,000   Fifth Third Bancorp                                2,789,520
    140,351   National City Corp.                                5,270,180
     57,444   SunTrust Banks, Inc.                               4,243,963
     23,185   Zions Bancorporation                               1,577,276
                                                             -------------
                                                             $  18,143,138
                                                             -------------
              THRIFTS & MORTGAGE FINANCE - 1.3%
    177,481   Washington Mutual, Inc.                        $   7,503,897
                                                             -------------
              Total Banks                                    $  47,697,592
                                                             -------------
              DIVERSIFIED FINANCIALS - 5.4%
              ASSET MANAGEMENT & CUSTODY BANKS - 2.6%
    114,875   The Bank of New York Co., Inc.                 $   3,839,123
     45,290   Federated Investors, Inc.                          1,376,816
     77,103   State Street Corp.                                 3,787,299
    101,277   T. Rowe Price Associates, Inc.                     6,299,429
                                                             -------------
                                                             $  15,302,667
                                                             -------------
              CONSUMER FINANCE - 2.2%
    138,272   American Express Co.                           $   7,794,393
    172,000   MBNA Corp.                                         4,848,680
                                                             -------------
                                                             $  12,643,073
                                                             -------------
              INVESTMENT BANKING & BROKERAGE - 0.6%
     60,698   Merrill Lynch & Co., Inc.                      $   3,627,919
                                                             -------------
              DIVERSIFIED FINANCIAL SERVICES - 0.0%
          1   Citigroup, Inc.                                $          48
                                                             -------------
              TOTAL DIVERSIFIED FINANCIALS                   $  31,573,707
                                                             -------------
              INSURANCE - 1.9%
              MULTI-LINE INSURANCE - 0.9%
     78,394   American International Group, Inc.             $   5,148,134
                                                             -------------
              PROPERTY & CASUALTY INSURANCE - 1.0%
     56,844   Chubb Corp.                                    $   4,371,304
     33,919   Safeco Corp.                                       1,771,929
                                                             -------------
                                                             $   6,143,233
                                                             -------------
              TOTAL INSURANCE                                $  11,291,367
                                                             -------------
              SOFTWARE & SERVICES - 5.5%
              APPLICATION SOFTWARE - 3.1%
     44,591   Adobe Systems, Inc.                            $   2,797,639
    429,081   Microsoft Corp.                                   11,460,754
     62,259   Symantec Corp.*                                    1,603,792
     82,800   Veritas Software Corp.*                            2,363,940
                                                             -------------
                                                             $  18,226,125
                                                             -------------
              DATA PROCESSING & OUTSOURCED SERVICES - 2.4%
    107,497   Automatic Data Processing, Inc.                $   4,767,492
     38,501   Computer Sciences Corp.*                           2,170,301
     26,882   DST Systems, Inc.*                                 1,401,090
     29,998   Fiserv, Inc.*                                      1,205,620
    158,920   SunGard Data Systems, Inc.*                        4,502,204
                                                             -------------
                                                             $  14,046,707
                                                             -------------
              TOTAL SOFTWARE & SERVICES                      $  32,272,832
                                                             -------------
              TECHNOLOGY HARDWARE & EQUIPMENT - 6.2%
              COMMUNICATIONS EQUIPMENT - 2.1%
     95,000   Century Telephone Enterprises, Inc.            $   3,369,650
    221,762   Motorola, Inc.                                     3,814,306
    326,377   Nokia Corp. (A.D.R)                                5,114,328
                                                             -------------
                                                             $  12,298,284
                                                             -------------
              COMPUTER HARDWARE - 3.7%
     27,643   Diebold, Inc.                                  $   1,540,544
    203,265   Dell, Inc.*                                        8,565,587
     76,270   Hewlett-Packard Co.                                1,599,382
     81,063   IBM Corp.                                          7,991,191
    403,137   Sun Microsystems, Inc.*                            2,168,877
                                                             -------------
                                                             $  21,865,581
                                                             -------------
              COMPUTER STORAGE & PERIPHERALS - 0.4%
    160,000   EMC Corp.*                                     $   2,379,200
                                                             -------------
              TOTAL TECHNOLOGY HARDWARE &
              EQUIPMENT                                      $  36,543,065
                                                             -------------

8     The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     SHARES                                                          VALUE
              SEMICONDUCTORS - 3.6%
              SEMICONDUCTOR EQUIPMENT - 0.9%
    308,306   Applied Materials, Inc.*                       $   5,272,033
                                                             -------------
              SEMICONDUCTORS - 2.7%
     24,815   Freescale Semiconductors, Inc.*                $     455,602
    349,426   Intel Corp.                                        8,173,074
    294,793   Texas Instruments, Inc.                            7,257,804
                                                             -------------
                                                             $  15,886,480
                                                             -------------
              TOTAL SEMICONDUCTORS                           $  21,158,513
                                                             -------------
              TELECOMMUNICATION SERVICES - 3.1%
              INTEGRATED TELECOMMUNICATION SERVICES - 3.0%
     23,765   Alltel Corp.                                   $   1,396,431
    146,005   BellSouth Corp.                                    4,057,479
    218,671   SBC Communications, Inc.                           5,635,151
    164,000   Verizon Communications, Inc.                       6,643,640
                                                             -------------
                                                             $  17,732,701
                                                             -------------
              WIRELESS TELECOMMUNICATION SERVICES - 0.1%
     17,897   Nextel Communications, Inc.*                   $     536,910
                                                             -------------
              TOTAL TELECOMMUNICATION SERVICES               $  18,269,611
                                                             -------------
              UTILITIES - 1.7%
              ELECTRIC UTILITIES - 1.4%
     32,838   American Electric Power Co., Inc.              $   1,127,655
     36,216   Consolidated Edison, Inc.                          1,584,450
     90,000   Exelon Corp.                                       3,966,300
     57,799   Southern Co.                                       1,937,422
                                                             -------------
                                                             $   8,615,827
                                                             -------------
              GAS UTILITIES - 0.2%
     27,431   KeySpan Energy Corp.                           $   1,082,153
                                                             -------------
              WATER UTILITIES - 0.1%
     18,826   Aqua America, Inc.                             $     462,931
                                                             -------------
              TOTAL UTILITIES                                $  10,160,911
                                                             -------------
              TOTAL COMMON STOCKS
              (Cost $459,723,725)                            $ 581,255,718
                                                             -------------

  PRINCIPAL
     AMOUNT                                                          VALUE
              TEMPORARY CASH INVESTMENTS - 1.8%
              REPURCHASE AGREEMENT - 1.2%
$ 7,300,000   UBS Warburg, Inc., 1.00%,
              dated 12/31/04, repurchase price of
              $7,300,000 plus accrued interest on
              1/3/05 collateralized by $6,902,000
              U.S. Treasury Bill, 5.625%, 5/15/08            $   7,300,000
                                                             -------------
     SHARES
              SECURITY LENDING COLLATERAL - 0.6%
  3,264,285   Securities Lending
              Investment Fund, 2.18%                         $   3,264,286
                                                             -------------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $10,564,285)                             $  10,564,286
                                                             -------------
              TOTAL INVESTMENTS IN
              SECURITIES - 100.7%
              (Cost $470,288,010)                            $ 591,820,004
                                                             -------------
              OTHER ASSETS
              AND LIABILITIES - (0.7)%                       $ (4,056,175)
                                                             -------------
              TOTAL NET ASSETS - 100.0%                      $ 587,763,829
                                                             =============

(A.D.R.) American Depositary Receipt
*        Non-income producing security
(a)      At December 31, 2004, the following securities were out on loan:

         SHARES   SECURITY                   MARKET VALUE
         99,001   Mylan Laboratories, Inc.    $ 1,750,338
         16,979   United Parcel Service         1,451,025
                                              -----------
                  TOTAL                       $ 3,201,363
                                              ===========

The accompanying notes are an integral part of these financial statements.     9

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   5/1/00 TO
CLASS II (a)                                                     12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
Net asset value, beginning of period                             $   18.66    $  15.25     $  19.05     $  22.65     $ 23.28
                                                                 ---------    --------     --------     --------     -------
Increase (decrease) from investment operations:
   Net investment income                                         $    0.18    $   0.14     $   0.13     $   0.14     $  0.12
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions                                   1.85        3.42        (3.78)       (2.59)      (0.45)
                                                                 ---------    --------     --------     --------     -------
      Net increase (decrease) from investment operations         $    2.03    $   3.56     $  (3.65)    $  (2.45)    $ (0.33)
Distributions to shareowners:
   Net investment income                                             (0.18)      (0.15)       (0.15)       (0.13)      (0.17)
   Net realized gain                                                    --          --           --        (1.02)      (0.13)
                                                                 ---------    --------     --------     --------     -------
Net increase (decrease) in net asset value                       $    1.85    $   3.41     $  (3.80)    $  (3.60)    $ (0.63)
                                                                 ---------    --------     --------     --------     -------
Net asset value, end of period                                   $   20.51    $  18.66     $  15.25     $  19.05     $ 22.65
                                                                 =========    ========     ========     ========     =======
Total return*                                                        10.93%      23.44%      (19.25)%     (11.09)%     (1.61)%
Ratio of net expenses to average net assets+                          0.96%       1.00%        1.06%        1.04%       0.93%**
Ratio of net investment income to average net assets+                 1.00%       0.87%        0.84%        0.49%       0.47%**
Portfolio turnover rate                                                 17%         11%          11%           7%         19%**
Net assets, end of period (in thousands)                         $ 133,627    $ 87,488     $ 36,218     $ 12,674     $ 2,894
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                       0.96%       1.00%        1.06%        1.04%       0.93%**
   Net investment income                                              1.00%       0.87%        0.84%        0.49%       0.47%**

(a)  Class II shares were first publicly offered on May 1, 2000.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
 **  Annualized.
  +  Ratios with no reduction for fees paid indirectly.

10    The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including securities loaned of $3,201,363) (Cost $470,288,010)   $ 591,820,004
   Receivables -
      Fund shares sold                                                                                        408,198
      Dividends, interest and foreign taxes withheld                                                        1,035,978
  Other                                                                                                        40,546
                                                                                                        -------------
         Total assets                                                                                   $ 593,304,726
                                                                                                        -------------

LIABILITIES:
   Payables--
      Investment securities purchased                                                                   $   1,000,388
      Upon return for securities loaned                                                                     3,264,284
   Due to bank                                                                                                848,222
   Due to affiliates                                                                                          307,212
   Accrued expenses                                                                                           120,791
                                                                                                        -------------
         Total liabilities                                                                              $   5,540,897
                                                                                                        -------------

NET ASSETS:
   Paid-in capital                                                                                      $ 535,852,814
   Undistributed net investment income (loss)                                                                 433,753
   Accumulated undistributed net realized gain (loss)                                                      (70,054,73)
   Net unrealized gain (loss) on:
      Investments                                                                                         121,531,994
                                                                                                        -------------
         Total net assets                                                                               $ 587,763,829
                                                                                                        -------------

NET ASSET VALUE PER SHARE:
   CLASS I:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                        $ 454,136,359
   Shares outstanding                                                                                      22,081,959
                                                                                                        -------------
      Net asset value per share                                                                         $       20.57
   CLASS II:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                        $ 133,627,470
   Shares outstanding                                                                                       6,513,968
                                                                                                        -------------
      Net asset value per share                                                                         $       20.51

The accompanying notes are an integral part of these financial statements.    11

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                              YEAR ENDED
                                                               12/31/04
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $27,542)      $  5,255,783
   Interest                                                       158,731
   Income on securities loaned, net                                 9,868
                                                             ------------
         Total investment income                             $  5,424,382
                                                             ------------

EXPENSES:
   Management fees                                           $  1,790,664
   Transfer agent fees and expenses                                 2,736
   Distribution fees (Class II)                                   273,949
   Administrative reimbursements                                   24,868
   Custodian fees                                                  47,602
   Professional fees                                               59,072
   Printing expense                                                30,024
                                                             ------------
         Total expenses                                      $  2,228,915
         Less fees paid indirectly                                 (4,581)
                                                             ------------
         Net expenses                                        $  2,224,334
                                                             ------------
            Net investment income (loss)                     $  3,200,048
                                                             ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                            $  1,095,419
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies        (11,040)
                                                             ------------
                                                             $  1,084,379
                                                             ------------
   Change in net unrealized gain or (loss) from:
      Investments                                            $ 30,978,376
                                                             ------------
                                                             $ 30,978,376
                                                             ------------
   Net gain (loss) on investments, futures contracts
      and foreign currency transactions                      $ 32,062,755
                                                             ============
   Net increase (decrease) in net assets resulting
      from operations                                        $ 35,262,803
                                                             ============

12    The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED      YEAR ENDED
                                                                                     12/31/04        12/31/03
FROM OPERATIONS:
Net investment income (loss)                                                      $   3,200,048   $   2,086,873
Net realized gain (loss) on investments                                               1,084,379      (8,525,302)
Change in net unrealized gain or (loss) on investments, futures contracts and
   foreign currency transactions                                                     30,978,376      49,662,141
                                                                                  -------------   -------------
      Net increase (decrease) in net assets resulting from operations             $  35,262,803   $  43,223,712
                                                                                  -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                        $  (1,685,576)  $  (1,580,150)
   Class II                                                                          (1,069,680)       (520,900)
                                                                                  -------------   -------------
      Total distributions to shareowners                                          $  (2,755,256)  $  (2,101,050)
                                                                                  -------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $  60,072,885   $  58,651,489
Class I shares issued in reorganization                                             298,220,832              --
Reinvestment of distributions                                                         2,755,256       2,101,050
Cost of shares repurchased                                                          (48,119,744)    (37,658,369)
                                                                                  -------------   -------------
   Net increase (decrease) in net assets resulting from Fund share transactions   $ 312,929,229   $  23,094,170
                                                                                  -------------   -------------
   Net increase (decrease) in net assets                                          $ 345,436,776   $  64,216,832

NET ASSETS:
Beginning of year                                                                   242,327,053     178,110,221
                                                                                  -------------   -------------
End of year                                                                       $ 587,763,829   $ 242,327,053
                                                                                  =============   =============
Undistributed net investment income (loss), end of year                           $     433,753   $          --
                                                                                  =============   =============

The accompanying notes are an integral part of these financial statements.    13

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Fund VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small
      Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap
      Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
      Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio
      (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America
      Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio) (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value I Portfolio) (Class II shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Fund Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   FUTURES CONTRACTS

     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2004, Fund Portfolio had no open contracts.

C.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, Fund VCT Portfolio had a capital loss carryforward of $69,351,655, of which the following amounts will expire between 2009 and 2011 if not utilized: $20,833,698 in 2009, $35,500,430 in
     2010 and $13,017,527 in 2011.

     The Portfolio has elected to defer $23,515 in capital losses recognized between November 1, 2004 and December 31, 2004 to its fiscal year ended December 31, 2005.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                              UNDISTRIBUTED NET   ACCUMULATED NET
                             INVESTMENT INCOME    REALIZED GAIN    PAID-IN
PORTFOLIO                          (LOSS)             (LOSS)       CAPITAL
--------------------------   -----------------   ---------------   -------
Pioneer Fund VCT Portfolio       $ (11,039)          $ 11,039        $ (0)
                                 =========           ========        ====

The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                                                2004           2003
                                                           -------------   -----------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                            $   2,755,256   $ 2,101,050
Long-Term capital gain                                                --            --
                                                           -------------   -----------
                                                           $   2,755,256   $ 2,101,050
Return of Capital                                                     --            --
                                                           -------------   -----------
   Total distributions                                     $   2,755,256   $ 2,101,050
                                                           =============   ===========
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                              $     433,753
Undistributed long-term gain/(Capital loss carryforward)     (69,351,655)
Unrealized appreciation (depreciation)                       120,852,432
Post-October loss deferred                                       (23,515)
                                                           -------------
   Total                                                   $  51,911,015
                                                           =============

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

F.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II Shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

G.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $278,054 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $269 in transfer agent fees payable to PIMSS at December 31, 2004.

4.   DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $28,889 payable to PFD at December 31, 2004.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                       NET
                                     GROSS           GROSS        APPRECIATION/
                    TAX COST      APPRECIATION    DEPRECIATION   (DEPRECIATION)
                 -------------   -------------   -------------   --------------
Fund Portfolio   $ 470,964,572   $ 139,688,987   $ (18,836,555)   $ 120,852,432
                 =============   =============   =============    =============

6.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $102,950,656 and $46,364,816, respectively.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

7.   CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

FUND PORTFOLIO                            '04 SHARES     '04 AMOUNT    '03 SHARES     '03 AMOUNT
---------------------------------------   ----------   -------------   ----------   -------------

CLASS I:
Shares sold                                  451,723   $   8,690,214      519,126   $   8,479,870
Class I shares issued in reorganization   14,822,109     298,220,832           --              --
Reinvestment of distributions                 87,609       1,685,576       94,945       1,580,150
Shares repurchased                        (1,561,121)    (29,970,569)  (1,616,113)    (25,664,887)
                                          ----------   - -----------   ----------   -------------
   Net increase                           13,800,320   $ 278,626,053   (1,002,042)  $ (15,604,867)
                                          ==========   =============   ==========   =============
CLASS II:
Shares sold                                2,721,468   $  51,382,671    3,031,681   $  50,171,619
Reinvestment of distribution                  55,486       1,069,680       30,685         520,900
Shares repurchased                          (952,397)    (18,149,175)    (747,392)    (12,093,482)
                                          ----------   -------------   ----------   -------------
   Net increase                            1,824,557   $  34,303,176    2,314,974   $  38,599,037
                                          ==========   =============   ==========   =============

8.   MERGER INFORMATION

On December 8, 2004, beneficial owners of Safeco RST Core Equity Portfolio ("Core Equity"), Safeco RST Money Market Portfolio ("Money Market") and Safeco RST Multi-Cap Core Portfolio ("Multi-Cap"), three of the six portfolios that comprised Safeco Resource Series Trust, approved a proposed Agreement and Plan of Reorganization that provided for the mergers listed below. These tax-free reorganizations were accomplished on December 10, 2004 ("Closing Date"), by exchanging all of the Safeco's net assets for Class I shares as indicated below, based on Class I shares' ending net asset value on the Closing Date. The following charts show the details of the reorganizations as of that closing date Closing Date:

                          PIONEER FUND VCT        SAFECO RST CORE        PIONEER FUND VCT
                             PORTFOLIO           EQUITY PORTFOLIO           PORTFOLIO
                        (PRE-REORGANIZATION)   (PRE-REORGANIZATION)   (POST-REORGANIZATION)
                        --------------------   --------------------   ---------------------
Net Assets                 $ 281,591,969           $ 298,220,832          $ 879,147,352
Shares Outstanding            13,990,134              12,804,673             28,812,243
Class I Shares Issued                                                        14,822,109

                                      UNREALIZED
                                   APPRECIATION ON   REALIZED GAIN/(LOSS)
                                     CLOSING DATE      ON CLOSING DATE
                                   ---------------   --------------------
Safeco RST Core Equity Portfolio     $ 68,714,366        $ 20,662,968

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER FUND VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER FUND VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                           TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                          The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the
                                                             Trust's operations. The Trust's Trustees and officers are listed below,
CUSTODIAN                                                    together with their principal occupations during the past five years.
Brown Brothers Harriman & Co.                                Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested
                                                             Trustees. Trustees who are not interested persons of the Trust are
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                referred to as Independent Trustees. Each of the Trustees serves as a
Ernst & Young LLP                                            trustee of each of the 73 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Trust"). The address for all Interested
PRINCIPAL UNDERWRITER                                        Trustees and all officers of the Portfolio is 60 State Street, Boston,
Pioneer Funds Distributor, Inc.                              Massachusetts 02109.

                                                             The Trust's statement of additional information provides more detailed
LEGAL COUNSEL                                                information regarding the Trust's Trustees and is available upon
Wilmer Cutler Pickering Hale and Dorr LLP                    request, without charge, by calling 1-800-225-6292.

                                                             Proxy Voting Policies and Procedures of the Trust are available without
SHAREOWNER SERVICES AND TRANSFER                             charge, upon Agent request, by calling our toll free number
Pioneer Investment Management Shareholder Services, Inc.     (1-800-225-6292) This information is also available online at
                                                             pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                         POSITIONS HELD                            PRINCIPAL OCCUPATION DURING PAST       OTHER DIRECTORSHIPS HELD
NAME AND AGE             WITH THE TRUST       TERM OF OFFICE       FIVE YEARS                             BY THIS TRUSTEE
John F. Cogan, Jr.       Chairman of the      Serves until         Trustee and President Serves until     Director of Harbor Global
(78)*                    Board, Trustee and   successor trustee    retirement or removal; Deputy          Company, Ltd.
                         President            is elected or        Chairman and a Director of Pioneer
                                              earlier retirement   Global Asset Management S.p.A.
                                              or removal           ("PGAM"); Non-Executive Chairman and
                                                                   a Director of Pioneer Investment
                                                                   Management USA Inc. ("PIM-USA");
                                                                   Chairman and a Director of Pioneer;
                                                                   Director of Pioneer Alternative
                                                                   Investment Management Limited
                                                                   (Dublin); President and a Director
                                                                   of Pioneer Alternative Investment
                                                                   Management (Bermuda) Limited and
                                                                   affiliated funds; President and
                                                                   Director of Pioneer Funds
                                                                   Distributor, Inc. ("PFD"); President
                                                                   of all of the Pioneer Funds; and Of
                                                                   Counsel (since 2000, partner prior
                                                                   to 2000), Wilmer Cutler Pickering
                                                                   Hale and Dorr LLP (counsel to
                                                                   PIM-USA and the Pioneer Funds)
                                                                   Director of Harbor Global Company,
                                                                   Ltd.

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (52)**    Trustee and          Serves until         President and Chief Executive          None
                         Executive Vice       successor trustee    Officer, PIM-USA since May 2003
                         President            is elected or        (Director since January 2001);
                                              earlier retirement   President and Director of Pioneer
                                              or removal           since May 2003; Chairman and
                                                                   Director of Pioneer Investment
                                                                   Management Shareholder Services,
                                                                   Inc. ("PIMSS") since May 2003;
                                                                   Executive Vice President of all of
                                                                   the Pioneer Funds since June 2003;
                                                                   Executive Vice President and Chief
                                                                   Operating Officer of PIM-USA,
                                                                   November 2000 to May 2003; Executive
                                                                   Vice President, Chief Financial
                                                                   Officer and Treasurer, John Hancock
                                                                   Advisers, L.L.C., Boston, MA,
                                                                   November 1999 to November 2000;
                                                                   Senior Vice President and Chief
                                                                   Financial Officer, John Hancock
                                                                   Advisers, L.L.C., April 1997 to
                                                                   November 1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------

PIONEER EQUITY INCOME VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                         POSITIONS HELD                            PRINCIPAL OCCUPATION DURING PAST       OTHER DIRECTORSHIPS HELD
NAME AND AGE             WITH THE TRUST       TERM OF OFFICE       FIVE YEARS                             BY THIS TRUSTEE
David R. Bock **(61)     Trustee since        Serves until a       Senior Vice President and Chief        Director of The
3050 K. Street NW,       2005.                successor trustee    Financial Officer, I-trax, Inc.        Enterprise Social
Washington, DC 20007                          is elected or        (publicly traded health care           Investment Company
                                              earlier retirement   services company) (2001-present);      (privately-held
                                              or removal.          Managing Partner, Federal City         affordable housing
                                                                   Capital Advisors (boutique merchant    finance company);
                                                                   bank)(1995-2000; 2002 to 2004);        Director of New York
                                                                   Executive Vice President and Chief     Mortgage Trust (publicly
                                                                   Financial Officer, Pedestal Inc.       traded mortgage REIT)
                                                                   (internet-based mortgage trading
                                                                   company) (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56) 3509   Trustee since        Serves until         President, Bush International          Director of Brady
Woodbine Street, Chevy   2000.                successor trustee    (international financial advisory      Corporation (industrial
Chase, MD 20815                               is elected or        firm)                                  identification and
                                              earlier retirement                                          specialty coated material
                                              or removal                                                  products manufacturer),
                                                                                                          Millennium Chemicals,
                                                                                                          Inc. (commodity
                                                                                                          chemicals), Mortgage
                                                                                                          Guaranty Insurance
                                                                                                          Corporation, and R.J.
                                                                                                          Reynolds Tobacco
                                                                                                          Holdings, Inc. (tobacco)
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee since        Serves until         Founding Director, The Winthrop        None
(57) 1001 Sherbrooke     2000.                successor trustee    Group, Inc. (consulting firm);
Street West, Montreal,                        is elected or        Professor of Management, Faculty of
Quebec, Canada H3A 1G5                        earlier retirement   Management, McGill University
                                              or removal
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee since        Serves until         President and Chief Executive          Director of New America
(56) One Boston Place,   2000.                successor trustee    Officer, Newbury, Piret & Company,     High Income Fund, Inc.
28th Floor, Boston, MA                        is elected or        Inc. (investment banking firm)         (closed-end investment
02108                                         earlier retirement                                          company)
                                              or removal
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (76)     Trustee since        Serves until         Senior Counsel, Sullivan & Cromwell    Director, The Swiss
125 Broad Street, New    2000.                successor trustee    (law firm)                             Helvetia Fund, Inc.
York, NY 10004                                is elected or                                               (closed-end investment
                                              earlier retirement                                          company) and AMVESCAP PLC
                                              or removal                                                  (investment managers)
-----------------------------------------------------------------------------------------------------------------------------------
John Winthrop (68) One   Trustee since        Serves until         President, John Winthrop & Co., Inc.   None
North Adgers Wharf,      September, 2000.     successor trustee    (private investment firm)
Charleston, SC 29401                          is elected or
                                              earlier retirement
                                              or removal
-----------------------------------------------------------------------------------------------------------------------------------

PIONEER EQUITY INCOME VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                         POSITIONS HELD                            PRINCIPAL OCCUPATION DURING PAST       OTHER DIRECTORSHIPS HELD
NAME AND AGE             WITH THE TRUST       TERM OF OFFICE       FIVE YEARS                             BY THIS OFFICER
Dorothy E. Bourassa      Secretary            Serves at the        Secretary of PIM-USA; Senior Vice      None
(57)                                          discretion of the    President - Legal of Pioneer; and
                                              Board                Secretary/Clerk of most of PIM-USA's
                                                                   subsidiaries since October 2000;
                                                                   Secretary of all of the Pioneer
                                                                   Funds since September 2003
                                                                   (Assistant Secretary from November
                                                                   2000 to September 2003); and Senior
                                                                   Counsel, Assistant Vice President
                                                                   and Director of Compliance of
                                                                   PIM-USA from April 1998 through
                                                                   October 2000
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley    Assistant            Serves at the        Assistant Vice President and Senior    None
(40)                     Secretary            discretion of the    Counsel of Pioneer since July 2002;
                                              Board                Vice President and Senior Counsel of
                                                                   BISYS Fund Services, Inc. (April
                                                                   2001 to June 2002); Senior Vice
                                                                   President and Deputy General Counsel
                                                                   of Funds Distributor, Inc. (July
                                                                   2000 to April 2001; Vice President
                                                                   and Associate General Counsel from
                                                                   July 1996 to July 2000); Assistant
                                                                   Secretary of all Pioneer Funds since
                                                                   September 2003
-----------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (47)     Assistant            Serves at the        Partner, Wilmer Cutler Pickering       None
                         Secretary            discretion of the    Hale and Dorr LLP; Assistant
                                              Board                Secretary of all Pioneer Funds since
                                                                   September 2003
-----------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)        Treasurer            Serves at the        Vice President - Fund Accounting,      None
                                              discretion of the    Administration and Custody Services
                                              Board                of Pioneer; and Treasurer of all of
                                                                   the Pioneer Funds (Assistant
                                                                   Treasurer from June 1999 to November
                                                                   2000)
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (45)     Assistant            Serves at the        Deputy Treasurer of Pioneer since      None
                         Treasurer            discretion of the    2004; Treasurer and Senior Vice
                                              Board                President, CDC IXIS Asset Management
                                                                   Services from 2002 to 2003;
                                                                   Assistant Treasurer and Vice
                                                                   President, MFS Investment Management
                                                                   from 1997 to 2002; and Assistant
                                                                   Treasurer of all of the Pioneer
                                                                   Funds since November 2004
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)    Assistant            Serves at the        Assistant Vice President - Fund        None
                         Treasurer            discretion of the    Accounting, Administration and
                                              Board                Custody Services of Pioneer; and
                                                                   Assistant Treasurer of all of the
                                                                   Pioneer Funds since November 2000
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)       Assistant            Serves at the        Fund Accounting Manager - Fund         None
                         Treasurer            discretion of the    Accounting, Administration and
                                              Board                Custody Services of Pioneer; and
                                                                   Assistant Treasurer of all of the
                                                                   Pioneer Funds since May 2002
-----------------------------------------------------------------------------------------------------------------------------------

PIONEER EQUITY INCOME VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                         POSITIONS HELD                            PRINCIPAL OCCUPATION DURING PAST       OTHER DIRECTORSHIPS HELD
NAME AND AGE             WITH THE TRUST       TERM OF OFFICE       FIVE YEARS                             BY THIS OFFICER
Katharine Kim Sullivan   Assistant            Serves at the        Fund Administration Manager - Fund     None
(31)                     Treasurer            discretion of the    Accounting, Administration and
                                              Board                Custody Services since June 2003;
                                                                   Assistant Vice President - Mutual
                                                                   Fund Operations of State Street
                                                                   Corporation from June 2002 to June
                                                                   2003 (formerly Deutsche Bank Asset
                                                                   Management); Pioneer Fund
                                                                   Accounting, Administration and
                                                                   Custody Services (Fund Accounting
                                                                   Manager from August 1999 to May
                                                                   2002, Fund Accounting Services
                                                                   Supervisor from 1997 to July 1999);
                                                                   Assistant Treasurer of all Pioneer
                                                                   Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (37)     Chief Compliance     Serves at the        Chief Compliance Officer of Pioneer    None
                         Officer              discretion of the    (Director of Compliance and Senior
                                              Board                Counsel from November 2000 to
                                                                   September 2004); Vice President and
                                                                   Associate General Counsel of UAM
                                                                   Fund Services, Inc. (mutual fund
                                                                   administration company) from
                                                                   February 1998 to November 2000; and
                                                                   Chief Compliance Officer of all of
                                                                   the Pioneer Funds.
-----------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM,the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES.

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES.

[LOGO] PIONEER
       INVESTMENTS(R)

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                          PIONEER GROWTH SHARES VCT PORTFOLIO -- CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer Growth Shares VCT Portfolio

   Portfolio and Performance Update                           2

   Comparing Ongoing Portfolio Expenses                       3

   Portfolio Management Discussion                            4

   Schedule of Investments                                    5

   Financial Statements                                       8

   Notes to Financial Statements                             12

   Report of Independent Registered Public Accounting Firm   16

   Trustees, Officers and Service Providers                  17

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT www.pioneerfunds.com.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT http://www.sec.gov. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                             87.9%
Depositary Receipts for International Stocks   11.1%
Temporary Cash Investment                       1.0%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology       22.9%
Health Care                  21.2%
Consumer Staples             13.4%
Financials                   10.9%
Industrials                  10.8%
Consumer Discretionary       10.7%
Materials                     4.5%
Telecommunication Services    4.1%
Energy                        1.5%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Microsoft Corp.           4.97%
2. Pfizer, Inc.              4.05
3. American International
      Group, Inc.            3.57
4. Sandisk Corp.             3.47
5. Amgen, Inc.               2.99

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

PRICES AND DISTRIBUTIONS

                            12/31/04   12/31/03
Net Asset Value per Share   $ 12.87    $ 12.10

DISTRIBUTIONS PER SHARE               SHORT-TERM      LONG-TERM
(1/1/04 - 12/31/04)       DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                          $ --        $ --            $ --

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER GROWTH SHARES VCT PORTFOLIO at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

        Pioneer Growth Shares VCT Portfolio*   S&P 500   Russell 1000 Index
10/97                                  10000     10000                10000
                                       10222     10643                10646
12/98                                  13521     13686                13522
                                       14539     16565                16351
12/00                                  13539     15060                15079
                                       10934     13275                13202
12/02                                   7099     10342                10343
                                        8855     13306                13436
12/04                                   9419     14747                14966

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
Life-of-Class               -0.83%
(10/31/97)
5 Years                     -8.32%
1 Year                       6.36%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

CALL 800-688-9915 OR VISIT www.pioneerfunds.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to variable product's annual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER GROWTH SHARES VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

          SHARE CLASS                             I            II
          ---------------------------------   ----------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,077.66   $ 1,076.08
          Expenses Paid During Period*        $     5.30   $     6.95

* Expenses are equal to the Portfolio's annualized expense ratio of 1.01% and 1.33% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER GROWTH SHARES VCT PORTFOLIO

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

          SHARE CLASS                              I            II
          ---------------------------------   ----------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,020.31   $ 1,018.85
          Expenses Paid During Period*        $     5.15   $     6.76

* Expenses are equal to the Portfolio's annualized expense ratio of 1.01% and 1.33% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

A WORD ABOUT RISK:

CALL 800-688-9915 OR VISIT www.pioneerfunds.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PER FORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN.

PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS PERFORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHERWISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

Helped by a late-year rally, equities produced returns consistent with long-term historical averages during 2004, but large-cap growth stocks tended to underperform large-cap value stocks, as well as small- and mid-cap issues. In the following interview, Christopher Galizio discusses the factors that affected the performance of Pioneer Growth Shares VCT Portfolio during 2004. Mr. Galizio is responsible for day-to-day investment management of the Portfolio.

Q:   HOW DID THE PORTFOLIO PERFORM DURING 2004?

A: For the 12-month period ended December 31, 2004, the Portfolio's Class II shares had a total return of 6.36%. During the same 12-month period, the Russell 1000 Growth Index, a common benchmark for large-company growth stocks, returned 6.30%.

     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE YEAR?

A: While the stock market produced good returns, large-cap growth stocks tended to underperform the market as well as other types of stocks, especially value stocks. The reason was predominately because the best-performing sectors tended to have more value stocks. The low-interest-rate environment, for example, helped the performance of financial service companies, while fast-rising commodity prices helped lift the valuations of companies in the energy and materials sectors. Similarly, the economic expansion aided the industrial sector, which enjoyed increasing sales and improved profitability. All these sectors tend to have greater concentrations of value companies than growth companies. At the same time, we saw underperformance by two sectors with high concentrations of growth companies - health care and information technology. In health care, the large pharmaceutical companies in particular underperformed both because some successful products were losing patent protection and because other products became embroiled in questions about possible harmful side effects. The most notable products affected by these side-effect questions were Pfizer's two Cox-2 pain inhibitors, Celebrex and Bextra, both of which suffered declines in sales, and Merck's Cox-2 inhibitor Vioxx, which was withdrawn from the market. In the case of information technology, slowing demand and a build-up of inventories undermined the earnings growth of several companies, especially in the semiconductor industry.

Q:   WHAT WERE YOUR PRINCIPAL STRATEGIES AND HOW DID THEY AFFECT PERFORMANCE?

A: We had repositioned the Portfolio shortly before the mid-point of the year, reducing holdings in both health care and information technology. The adjusted portfolio performed strongly during the final six months of 2004. We liquidated our position in Pfizer before the questions arose about Celebrex, and our lack of exposure to that controversy was a big help to Portfolio performance. At the same time, we retained a holding in Merck and even added to it after its stock price fell to a very attractive level. We also reduced investments in information technology, substantially lowering our holdings of semiconductor companies, and we de-emphasized consumer staples, which we believed had risen to high valuations.

     As we did so, we added to our investments in basic materials, financial services and telecommunications services. In basic materials, we increased our investments in copper companies, notably Freeport-McMoRan and Phelps Dodge, both of which faced very favorable demand-supply outlooks for the foreseeable future. In financial services, we added to investments in major companies such as Citigroup, Bank of America, credit-card issuer MBNA, and the government-sponsored mortgage organization, Freddie Mac. We reduced our exposure to the insurance industry, eliminating AIG before its stock plummeted amid questions about financial arrangements with brokers. After AIG's stock price collapsed, we reinvested in the company to take advantage of its attractive valuation.

Q:   WHAT WERE SOME OF THE INVESTMENTS THAT MOST INFLUENCED PERFORMANCE?

A: The two decisions that most helped performance were the liquidation of the position in Pfizer and the overweighting of Phelps Dodge.

     Macrovision, a software company that we overweighted in the second half of the year, rose by 30% after we purchased it. Macrovision is a leader in producing an anti-piracy technology designed to protect material on both DVDs and CDs from unauthorized copying. National retailer Target was another excellent performer, as its same-store sales improved faster than rival Wal-Mart. We sold our position in Target after its stock had risen to a high valuation. Altria, the former Philip Morris, also supported performance when it rallied following a favorable court ruling in a tobacco liability case. U.K.-based wireless phone company Vodafone was another stock that appreciated in anticipation of the success of its investments in the next generation of wireless technology. Nextel, which later received an acquisition offer, and France Telecom were two other wireless investments that performed very well In health care, a leading performer was medical equipment company Guidant, which received a favorable takeover proposal from Johnson & Johnson.

     Several investments proved disappointing. Corinthian Colleges, which operates several campus-based programs, ran into trouble when its enrollment growth failed to meet expectations. When its price began to recover, we liquidated our investment. Lexar, which manufactures flash memory chips for cell phones, declined when it was forced to pay much higher prices for the flash technology that is part of its chip. Other technology holdings that detracted from results included UTStarcomm, which we have sold, and Samsung Electronics, which we have retained because we like the company's long-term prospects. Relative to the market, performance was held back because we did not own any shares of several companies that performed very well, including Johnson & Johnson, GE, United Health Group, eBay and Qualcomm.

Q:   WHAT IS YOUR INVESTMENT OUTLOOK?

A: We base our investment decisions on our analysis of the fundamental strengths and prospects of individual companies in relation to their stock prices, rather than on any top-down sector decisions based on macroeconomic analysis.

     At the start of the new year, we continued to have a favorable opinion about many materials companies and believed the long-term outlook for copper companies was particularly favorable. We also had overweight positions in industrials, financial services and telecommunications services sector. Within those sectors, the companies with the largest weightings were metals, insurance and wireless communications providers.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

SHARES                                                       VALUE
          COMMON STOCKS - 99.5%
          ENERGY - 1.5%
          INTEGRATED OIL & GAS - 0.9%
  6,100   Occidental Petroleum Corp.                   $    355,996
                                                       ------------
          OIL & GAS REFINING MARKETING &
          TRANSPORTATION - 0.6%
  9,700   Repsol SA (A.D.R.)                           $    253,170
                                                       ------------
          TOTAL ENERGY                                 $    609,166
                                                       ------------
          MATERIALS - 4.4%
          DIVERSIFIED METALS & MINING - 4.4%
 27,100   Freeport-McMoRan Copper & Gold, Inc.
             (Class B)                                 $  1,036,033
  7,300   Phelps Dodge Corp.                                722,116
                                                       ------------
                                                       $  1,758,149
                                                       ------------
          TOTAL MATERIALS                              $  1,758,149
                                                       ------------
          CAPITAL GOODS - 9.0%
          INDUSTRIAL CONGLOMERATES - 6.6%
 12,200   American Standard Co., Inc.*                 $    504,104
  5,700   Illinois Tool Works, Inc.                         528,276
  6,400   Johnson Controls, Inc.                            406,016
 20,200   Tyco International, Ltd.                          721,948
  4,700   United Technologies Corp.                         485,745
                                                       ------------
                                                       $  2,646,089
                                                       ------------
          INDUSTRIAL MACHINERY - 2.4%
 12,800   Deere & Co.                                  $    952,320
                                                       ------------
          TOTAL CAPITAL GOODS                          $  3,598,409
                                                       ------------
          COMMERCIAL SERVICES & SUPPLIES - 1.8%
          DIVERSIFIED COMMERCIAL SERVICES - 0.8%
  1,300   Apollo Group, Inc.*                          $    104,923
  3,300   The Dun & Bradstreet Corp.*                       196,845
                                                       ------------
                                                       $    301,768
                                                       ------------
          OFFICE SERVICES & SUPPLIES - 1.0%
  7,700   Canon, Inc. (A.D.R.)                         $    417,802
                                                       ------------
          TOTAL COMMERCIAL SERVICES &
          SUPPLIES                                     $    719,570
                                                       ------------
          CONSUMER DURABLES & APPAREL - 1.4%
          APPAREL, ACCESSORIES & LUXURY GOODS - 1.4%
 22,500   TJX Companies, Inc.                          $    565,425
                                                       ------------
          TOTAL CONSUMER DURABLES & APPAREL            $    565,425
                                                       ------------
          HOTELS, RESTAURANTS & LEISURE - 1.9%
          RESTAURANTS - 1.9%
  9,400   Ruby Tuesday, Inc.                           $    245,152
 10,600   Tricon Global Restaurants, Inc.                   500,108
                                                       ------------
                                                       $    745,260
                                                       ------------
          TOTAL HOTELS, RESTAURANTS & LEISURE          $    745,260
                                                       ------------
          MEDIA - 3.7%
          BROADCASTING & CABLE TELEVISION - 1.8%
 65,800   Liberty Media Corp.*                         $    722,484
                                                       ------------
          MOVIES & ENTERTAINMENT - 1.9%
 27,000   The Walt Disney Co.                          $    750,600
                                                       ------------
          TOTAL MEDIA                                  $  1,473,084
                                                       ------------
          RETAILING - 3.8%
          APPAREL RETAIL - 0.7%
  6,800   Liz Claiborne, Inc.                          $    287,028
                                                       ------------
          COMPUTER & ELECTRONICS RETAIL - 1.1%
  7,500   Best Buy Co., Inc.                           $    445,650
                                                       ------------
          HOME IMPROVEMENT RETAIL - 2.0%
 13,500   Lowe's Co., Inc.                             $    777,465
                                                       ------------
          TOTAL RETAILING                              $  1,510,143
                                                       ------------
          FOOD & DRUG RETAILING - 2.4%
          FOOD DISTRIBUTORS - 2.4%
 16,300   Cardinal Health, Inc.                        $    947,845
                                                       ------------
          TOTAL FOOD & DRUG RETAILING                  $    947,845
                                                       ------------
          FOOD, BEVERAGE & TOBACCO - 6.7%
          SOFT DRINKS - 4.2%
  9,500   Fomento Economico Mexicano SA de C.V.        $    499,795
 22,800   PepsiCo, Inc.                                   1,190,160
                                                       ------------
                                                       $  1,689,955
                                                       ------------
          TOBACCO - 2.5%
 16,200   Altria Group, Inc.                           $    989,820
                                                       ------------
          TOTAL FOOD, BEVERAGE & TOBACCO               $  2,679,775
                                                       ------------
          HOUSEHOLD & PERSONAL PRODUCTS - 4.3%
          HOUSEHOLD PRODUCTS - 2.5%
 18,300   Procter & Gamble Co.                         $  1,007,964
                                                       ------------
          PERSONAL PRODUCTS - 1.8%
 18,000   Avon Products, Inc.                          $    696,600
                                                       ------------
          TOTAL HOUSEHOLD & PERSONAL
          PRODUCTS                                     $  1,704,564
                                                       ------------

The accompanying notes are an integral part of these financial statements.     5

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                        VALUE
          HEALTH CARE EQUIPMENT & SERVICES - 6.8%
          HEALTH CARE DISTRIBUTORS - 1.9%
 29,800   Bristol-Myers Squibb Co.                     $    763,476
                                                       ------------
          HEALTH CARE EQUIPMENT - 3.1%
 11,800   AstraZeneca Plc (A.D.R.)                     $    429,402
 11,600   Guidant Corp.                                     836,360
                                                       ------------
                                                       $  1,265,762
                                                       ------------
          HEALTH CARE FACILITIES - 0.8%
  7,900   HCA, Inc.                                    $    315,684
                                                       ------------
          HEALTH CARE SUPPLIES - 1.0%
  7,500   Smith & Nephew Plc (A.D.R.)                  $    388,200
                                                       ------------
          TOTAL HEALTH CARE EQUIPMENT &
          SERVICES                                     $  2,733,122
                                                       ------------
          PHARMACEUTICALS & BIOTECHNOLOGY - 14.1%
          BIOTECHNOLOGY - 5.0%
 18,558   Amgen, Inc.*                                 $  1,190,496
 14,000   Gilead Sciences, Inc.*                            489,860
  6,800   ImClone Systems, Inc.*                            313,344
                                                       ------------
                                                       $  1,993,700
                                                       ------------
          PHARMACEUTICALS - 9.1%
 17,900   IVAX Corp.*                                  $    283,178
 32,200   Merck & Co., Inc.                               1,034,908
 59,900   Pfizer, Inc.                                    1,610,711
 35,100   Schering-Plough Corp.                             732,888
                                                       ------------
                                                       $  3,661,685
                                                       ------------
          TOTAL PHARMACEUTICALS &
          BIOTECHNOLOGY                                $  5,655,385
                                                       ------------
          BANKS - 1.3%
          DIVERSIFIED BANKS - 1.3%
  5,100   Bank of America Corp.                        $    239,649
  5,100   Wachovia Corp.                                    268,260
                                                       ------------
                                                       $    507,909
                                                       ------------
          TOTAL BANKS                                  $    507,909
                                                       ------------
          DIVERSIFIED FINANCIALS - 3.7%
          CONSUMER FINANCE - 1.2%
 16,700   MBNA Corp.                                   $    470,773
                                                       ------------
          OTHER DIVERSIFIED FINANCE SERVICES - 2.5%
 21,100   Citigroup, Inc.                              $  1,016,598
                                                       ------------
          TOTAL DIVERSIFIED FINANCIALS                 $  1,487,371
                                                       ------------
          INSURANCE - 5.9%
          LIFE & Health Insurance - 1.5%
 14,800   Aflac, Inc.                                  $    589,632
                                                       ------------
          MULTI-LINE INSURANCE - 3.5%
 21,600   American International Group, Inc.           $  1,418,472
                                                       ------------
          PROPERTY & CASUALTY INSURANCE - 0.9%
  7,900   ACE, Ltd.                                    $    337,725
                                                       ------------
          TOTAL INSURANCE                              $  2,345,829
                                                       ------------
          SOFTWARE & SERVICES - 9.1%
          APPLICATION SOFTWARE - 5.9%
 74,000   Microsoft Corp.                              $  1,976,540
 15,500   Macrovision Corp.*                                398,660
                                                       ------------
                                                       $  2,375,200
                                                       ------------
          HOME ENTERTAINMENT SOFTWARE - 1.2%
 13,400   Take-Two Interactive Software, Inc.* (a)     $    466,186
                                                       ------------
          IT CONSULTING & OTHER SERVICES - 2.0%
 29,900   Accenture, Ltd.*                             $    807,300
                                                       ------------
          TOTAL SOFTWARE & SERVICES                    $  3,648,686
                                                       ------------
          TECHNOLOGY HARDWARE & EQUIPMENT - 12.1%
          COMMUNICATIONS EQUIPMENT - 1.6%
 37,400   Avaya, Inc.*                                 $    643,280
                                                       ------------
          COMPUTER HARDWARE - 4.1%
  5,700   Diebold, Inc.                                $    317,661
  9,300   Dell, Inc.*                                       391,902
 45,200   Hewlett-Packard Co.                               947,844
                                                       ------------
                                                       $  1,657,407
                                                       ------------
          COMPUTER STORAGE & PERIPHERALS - 3.5%
 55,300   Sandisk Corp.*                               $  1,380,841
                                                       ------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.9%
  5,300   Samsung Electronics                          $  1,160,700
                                                       ------------
          TOTAL TECHNOLOGY HARDWARE &
          EQUIPMENT                                    $  4,842,228
                                                       ------------
          SEMICONDUCTORS - 3.1%
 42,900   Taiwan Semiconductor
          Manufacturing Co. (A.D.R.)                   $    364,221
 36,000   Texas Instruments, Inc.                           886,320
                                                       ------------
                                                       $  1,250,541
                                                       ------------
          TOTAL SEMICONDUCTORS                         $  1,250,541
                                                       ------------
          TELECOMMUNICATION SERVICES - 2.5%
          WIRELESS TELECOMMUNICATION SERVICES - 2.5%
 36,400   Vodafone Group Plc (A.D.R.)                  $    996,632
                                                       ------------
          TOTAL TELECOMMUNICATION SERVICES             $    996,632
                                                       ------------
          TOTAL COMMON STOCKS
          (Cost $36,802,330)                           $ 39,779,093
                                                       ------------

6     The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

SHARES                                                        VALUE
          TEMPORARY CASH INVESTMENT - 1.0%
          SECURITY LENDING COLLATERAL - 1.0%
413,820   Securities Lending Investment Fund,
          2.18%                                        $    413,820
                                                       ------------
          TOTAL TEMPORARY CASH
          INVESTMENT
          (Cost $413,820)                              $    413,820
                                                       ------------
          TOTAL INVESTMENTS IN
          SECURITIES - 100.4%
          (Cost $37,216,150)                           $ 40,192,913
                                                       ------------
          OTHER ASSETS
          AND LIABILITIES - (0.4)%                     $  (143,560)
                                                       ------------
          TOTAL NET ASSETS - 100.0%                    $ 40,049,353
                                                       ============

(A.D.R.) American Depositary Receipt

*        Non-income producing security

(a)      At December 31, 2004, the following securities were out on loan:

         SHARES   SECURITY                         MARKET VALUE
         11,495   Take-Two Interactive Software,
                  Inc.*                              $ 399,911
                                                     ---------
                  TOTAL                              $ 399,911
                                                     =========

The accompanying notes are an integral part of these financial statements.     7

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   5/1/00 TO
CLASS II (a)                                                           12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
Net asset value, beginning of period                                   $ 12.10      $  9.70     $  14.94     $  18.50      $ 21.68
                                                                       -------      -------     --------     --------      -------
Increase (decrease) from investment operations:
Net investment income (loss)                                           $  0.06      $ (0.02)    $  (0.13)    $  (0.05)     $ (0.03)
Net realized and unrealized gain (loss) on investments                    0.71         2.42        (5.11)       (3.51)       (1.23)
                                                                       -------      -------     --------     --------      -------
Net increase (decrease) from investment operations                     $  0.77      $  2.40     $  (5.24)    $  (3.56)     $ (1.26)
Distributions to shareowners:
Net investment income                                                       --           --           --           --           --
Net realized gain                                                           --           --           --           --        (1.92)
                                                                       -------      -------     --------     --------      -------
Net increase (decrease) in net asset value                             $  0.77      $  2.40     $  (5.24)    $  (3.56)     $ (3.18)
                                                                       -------      -------     --------     --------      -------
Net asset value, end of period                                         $ 12.87      $ 12.10     $   9.70     $  14.94      $ 18.50
                                                                       =======      =======     ========     ========      =======
Total return*                                                             6.36%       24.74%      (35.07)%     (19.24)%      (6.36)%
Ratio of net expenses to average net assets+                              1.25%        1.44%        1.63%        1.58%        1.03%
Ratio of net investment income (loss) to average net assets+              0.74%       (0.40)%      (0.64)%      (0.61)%      (0.33)%
Portfolio turnover rate                                                    206%          58%          86%         111%          95%
Net assets, end of period (in thousands)                               $ 7,749      $ 3,049     $    263     $    658      $   203
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
Net expenses                                                              1.26%        1.44%        1.63%        1.58%        0.73%
Net investment income (loss)                                              0.73%       (0.40)%      (0.64)%      (0.61)%      (0.11)%

(a)  Class 2 shares were first publicly offered on May 1, 2000.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no reduction for fees paid indirectly.

8     The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including securities loaned of $399,911) (Cost $37,216,150)   $  40,192,913
   Cash                                                                                                    400,152
   Receivables --
      Investment securities sold                                                                           106,827
      Fund shares sold                                                                                         368
      Dividends, interest and foreign taxes withheld                                                        72,271
   Other                                                                                                     3,207
                                                                                                     -------------
         Total assets                                                                                $  40,775,738
                                                                                                     -------------
LIABILITIES:
   Payables --
      Investment securities purchased                                                                $     204,180
      Fund shares repurchased                                                                               20,701
      Upon return of securities loaned                                                                     413,820
   Due to affiliates                                                                                        27,526
   Accrued expenses                                                                                         60,198
                                                                                                     -------------
         Total liabilities                                                                           $     726,425
                                                                                                     -------------
NET ASSETS:
   Paid-in capital                                                                                   $  76,637,190
   Undistributed net investment income (loss)                                                              271,723
   Accumulated undistributed net realized gain (loss)                                                  (39,836,323)
   Net unrealized gain (loss) on:
      Investments                                                                                        2,976,763
                                                                                                     -------------
         Total net assets                                                                            $  40,049,353
                                                                                                     -------------
NET ASSET VALUE PER SHARE:
   CLASS I:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                     $  32,299,874
   Shares outstanding                                                                                    2,477,134
                                                                                                     -------------
      Net asset value per share                                                                      $       13.04
   CLASS II:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                     $   7,749,479
   Shares outstanding                                                                                      601,971
                                                                                                     -------------
      Net asset value per share                                                                      $       12.87

The accompanying notes are an integral part of these financial statements.     9

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                  YEAR
                                                                                 ENDED
                                                                                12/31/04
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $4,478)                        $   644,743
   Interest                                                                         6,132
   Income on securities loaned, net                                                 1,712
                                                                              -----------
      Total investment income                                                 $   652,587
                                                                              -----------
EXPENSES:
   Management fees                                                            $   265,832
   Transfer agent fees and expenses                                                 3,020
   Distribution fees (Class II)                                                    13,265
   Administrative reimbursements                                                   18,500
   Custodian fees                                                                  30,320
   Professional fees                                                               34,166
   Printing expense                                                                14,534
   Miscellaneous                                                                    2,307
                                                                              -----------
      Total expenses                                                          $   381,944
      Less fees paid indirectly                                                    (1,080)
                                                                              -----------
      Net expenses                                                            $   380,864
                                                                              -----------
         Net investment income (loss)                                         $  271,723
                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                                             $ 1,562,700
                                                                              -----------
                                                                              $ 1,562,700
                                                                              -----------
   Change in net unrealized gain or (loss) from:
      Investments (the change in reserve for repatriation taxes of $86,981)   $   618,844
                                                                              -----------
                                                                              $   618,844
                                                                              -----------
   Net gain (loss) on investments, futures contracts
      and foreign currency transactions                                       $ 2,181,544
                                                                              ===========
   Net increase (decrease) in net assets resulting
      from operations                                                         $ 2,453,267
                                                                              ===========

10    The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      YEAR           YEAR
                                                                                      ENDED          ENDED
                                                                                    12/31/04       12/31/03
FROM OPERATIONS:
Net Investment Income (Loss)                                                      $    271,723   $    (20,270)
Net realized gain (loss) on investments                                              1,562,700     (3,697,565)
Change in net unrealized gain or (loss) on investments, futures contracts and
   foreign currency transactions                                                       618,844     11,680,101
                                                                                  ------------   ------------
      Net increase (decrease) in net assets resulting from operations             $  2,453,267   $  7,962,266
                                                                                  ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                        $         --   $     (4,477)
                                                                                  ------------   ------------
      Total distributions to shareowners                                          $         --   $     (4,477)
                                                                                  ------------   ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $  5,638,676   $  4,104,812
Reinvestment of distributions                                                               --          4,477
Cost of shares repurchased                                                          (6,840,932)    (8,277,302)
                                                                                  ------------   ------------
   Net increase (decrease) in net assets resulting from Fund share transactions   $ (1,202,256)  $ (4,168,013)
                                                                                  ------------   ------------
   Net increase (decrease) in net assets                                          $  1,251,011   $  3,789,776
                                                                                  ------------   ------------
NET ASSETS:
Beginning of year                                                                 $ 38,798,342   $ 35,008,566
                                                                                  ------------   ------------
End of year                                                                       $ 40,049,353   $ 38,798,342
                                                                                  ------------   ------------
Undistributed net investment income (loss), end of year                           $    271,723   $         --
                                                                                  ============   ============

The accompanying notes are an integral part of these financial statements.    11

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Growth Shares VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio(Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small
      Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap
      Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
      Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio
      (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio(High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America
     Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio) (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value II Portfolio) (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Growth Shares Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange.

     At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, Growth Shares VCT Portfolio had a capital loss carryforward of $38,789,169, of which the amounts will expire between 2008 and 2011 if not utilized: $2,404,543 in 2008, $9,820,202 in $19,245,183 in
     2010 and $7,319,241 in 2011.

     The portfolio elected to defer $389,332 in currency losses recognized between November 1, 2004 and December 31, 2004 to its fiscal year ending December 31, 2005.

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                                                                        2004         2003
                                                                                   -------------   --------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                                                    $          --   $ 4,477
Long-Term capital gain                                                                        --        --
                                                                                   -------------   -------
                                                                                   $          --   $ 4,477
Return of Capital                                                                             --        --
                                                                                   -------------   -------
Total distributions                                                                $          --   $ 4,477
                                                                                   =============   =======
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                                                      $     271,723
Undistributed long-term gain/(capital loss carryforward)                             (38,789,169)
Unrealized appreciation (depreciation)                                                 2,318,941
Post-October loss deferred                                                              (389,332)
                                                                                   -------------   -------
Total                                                                              $ (36,587,837)
                                                                                   =============   =======

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

C.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and the distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     Class II shares can bear different transfer agent and distribution fees.

D.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

E.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the following annual rate of 0.70% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $25,622 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $271 in transfer agent fees payable to PIMSS at December 31, 2004

4.   DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $1,633 payable to PFD at December 31, 2004.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                            NET
                                            GROSS          GROSS       APPRECIATION/
                            TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                          ------------   ------------   ------------   --------------
Growth Shares Portfolio   $ 37,873,972   $ 3,044,465    $ (725,524)     $ 2,318,941
                          ============   ===========    ==========      ===========

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

6.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $77,027,440 and $77,443,920, respectively.

7.   CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

GROWTH SHARES PORTFOLIO         '04 SHARES    '04 AMOUNT    '03 SHARES   '03 AMOUNT
                                ----------   ------------   ----------  -----------
CLASS II:
Shares sold                       66,360     $    806,587      91,892   $  1,012,931
Reinvestment of distributions         --               --         403          4,477
Shares repurchased               (515,053)     (6,176,527)   (731,375)    (7,757,809)
                                 --------    ------------    --------   ------------
Net increase                     (448,693)   $ (5,369,940)   (639,080)  $ (6,740,401)
                                 --------    ------------    --------   ------------
CLASS II:
Shares sold                       406,516    $  4,832,089     271,796   $  3,091,881
Reinvestment of distributions          --              --          --            --
Shares repurchased                (56,565)       (664,405)     46,885)      (519,493)
                                 --------    ------------    --------   ------------
Net increase                      349,951    $  4,167,684     224,911   $  2,572,388
                                 ========    ============    ========   ============

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER GROWTH SHARES VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Growth Shares VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Shares VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                              /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                         TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                        The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together
CUSTODIAN                                                  with their principal occupations during the past five years. Trustees
Brown Brothers Harriman & Co.                              who are interested persons of the Portfolio within the meaning of the
                                                           Investment Company Act of 1940 are referred to as Interested Trustees.
                                                           Trustees who are not interested persons of the Trust are referred to as
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM              Independent Trustees. Each of the Trustees serves as a trustee of each
Ernst & Young LLP                                          of the 73 U.S. registered investment portfolios for which Pioneer
                                                           Investment Management, Inc. ("Pioneer") serves as investment adviser
                                                           (the "Pioneer Funds"). The address for all Interested Pioneer Funds
PRINCIPAL UNDERWRITER                                      Distributor, Inc. Trustees and all officers of the Portfolio is 60 State
Pioneer Funds Distributor, Inc.                            Street, Boston, Massachusetts 02109.

                                                           The Trust's statement of additional information provides more detailed
LEGAL COUNSEL                                              information regarding the Trust's Trustees and is available upon request,
Wilmer Cutler Pickering Hale and Dorr LLP                  without charge, by calling 1-800-225-6292.

                                                           Proxy Voting Policies and Procedures of the Trust are available without
SHAREOWNER SERVICES AND TRANSFER                           charge, upon Agent request, by calling our toll free number
Pioneer Investment Management Shareholder Services, Inc.   (1-800-225-6292). This information is also available online at
                                                           pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                              POSITIONS HELD                              PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST     TERM OF OFFICE           FIVE YEARS                         HELD BY THIS TRUSTEE
John F. Cogan, Jr. (78)*      Chairman of the    Serves until successor   Trustee and President Serves       Director of Harbor
                              President          earlier retirement or    until retirement or removal;       Global Company, Ltd.
                                                 removal                  Deputy Chairman and a Director
                                                                          of Pioneer Global Asset
                                                                          Management S.p.A. ("PGAM");
                                                                          Non-Executive Chairman
                                                                          and a Director of Pioneer
                                                                          Investment Management USA Inc.
                                                                          ("PIM-USA"); Chairman and a
                                                                          Director of Pioneer; Director
                                                                          of Pioneer Alternative
                                                                          Investment Management Limited
                                                                          (Dublin); President and a
                                                                          Director of Pioneer
                                                                          Alternative Investment
                                                                          Management (Bermuda) Limited
                                                                          and affiliated funds;
                                                                          President and Director of
                                                                          Pioneer Funds Distributor,
                                                                          Inc. ("PFD"); President of
                                                                          all of the Pioneer Funds; and
                                                                          Of Counsel (since 2000,
                                                                          partner prior to 2000),
                                                                          Wilmer Cutler Pickering Hale
                                                                          and Dorr LLP (counsel to
                                                                          PIM-USA and the Pioneer Funds).

* Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
----------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (52)**         Trustee and        Serves until successor   President and Chief Executive      None
                              Executive Vice     trustee is elected or    Officer, PIM-USA since May
                              President          earlier retirement  or   2003 (Director since January
                                                 removal                  2001); President and Director
                                                                          of Pioneer since May 2003;
                                                                          Chairman and Director of
                                                                          Pioneer Investment Management
                                                                          Shareholder Services, Inc.
                                                                          ("PIMSS") since May 2003;
                                                                          Executive Vice President of
                                                                          all of the Pioneer Funds since
                                                                          June 2003; Executive Vice
                                                                          President and Chief Operating
                                                                          Officer of PIM-USA, November
                                                                          2000 to May 2003; Executive
                                                                          Vice President, Chief Financial
                                                                          Officer and Treasurer, John
                                                                          Hancock Advisers, L.L.C.,
                                                                          Boston, MA, November 1999 to
                                                                          November 2000; Senior Vice
                                                                          President and Chief Financial
                                                                          Officer, John Hancock Advisers,
                                                                          L.L.C., April 1997 to November
                                                                          1999.

** Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
----------------------------------------------------------------------------------------------------------------------------------

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                              POSITIONS HELD                              PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST     TERM OF OFFICE           FIVE YEARS                         HELD BY THIS TRUSTEE
David R. Bock **(61)          Trustee since      Serves until a           Senior Vice President and Chief    Director of The
3050 K. Street NW,            2005.              successor trustee is     Financial Officer, I-trax, Inc.    Enterprise
Washington, DC 20007                             elected or earlier       (publicly traded health care       Social Investment
                                                 retirement or removal.   services company) (2001--          Company (privately
                                                                          present); Managing Partner,        -held affordable
                                                                          Federal City Capital Advisors      housing finance
                                                                          (boutique merchant bank)(1995      company); Director of
                                                                          -2000; 2002 to 2004); Executive    New York Mortgage
                                                                          Vice President and Chief           Trust (publicly
                                                                          Financial Officer, Pedestal        traded mortgage
                                                                          Inc. (internet-based mortgage      REIT)
                                                                          trading company) (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)             Trustee since      Serves until successor   President, Bush International      Director of Brady
3509 Woodbine Street,         2000.              trustee is elected       (international financial           Corporation
Chevy Chase, MD 20815                            or earlier retirement    advisory firm)                     (industrial
                                                 or removal                                                  identification and
                                                                                                             material products
                                                                                                             specialty coated
                                                                                                             manufacturer),
                                                                                                             Millennium Chemicals,
                                                                                                             Inc. (commodity
                                                                                                             chemicals), Mortgage
                                                                                                             Guaranty Insurance
                                                                                                             Corporation, and R.J.
                                                                                                             Reynolds Tobacco
                                                                                                             Holdings, Inc.
                                                                                                             tobacco)
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (57)     Trustee since      Serves until successor   Founding Director, The Winthrop    None
1001 Sherbrooke Street        2000.              trustee is elected or    Group, Inc. (consulting firm);
West, Montreal, Quebec,                          earlier retirement       Professor of Management, Faculty
Canada H3A 1G5                                   or removal               of Management, McGill University
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (56)      Trustee since      Serves until successor   President and Chief Executive      Director of New
One Boston Place,             1995.              trustee is elected or    Officer, Newbury, Piret &          America High Income
28th Floor,                                      earlier retirement       Company, Inc. (investment          Fund,Inc. (closed-end
Boston, MA 02108                                 or removal               banking firm)
----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (76)          Trustee since      Serves until successor   Senior Counsel, Sullivan &         Director, The Swiss
125 Broad Street,             1995.              trusteeis elected or     Cromwell (law firm)                Helvetia Fund, Inc.
New York, NY 10004                               earlier retirement                                          (closed-end
                                                 or removal                                                  investment company)
                                                                                                             and AMVESCAP PLC
                                                                                                             (investment managers)
----------------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)            Trustee since      Serves until successor   President, John Winthrop & Co.,    None
One North Adgers Wharf,       September, 2000.   trustee is elected or    Inc. (private investment firm)
Charleston, SC 29401          or removal         earlier retirement
----------------------------------------------------------------------------------------------------------------------------------

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                              POSITIONS HELD                              PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST     TERM OF OFFICE           FIVE YEARS                         HELD BY THIS TRUSTEE
Dorothy E. Bourassa (57)      Secretary          Serves at the            Secretary of PIM-USA; Senior       None
                                                 discretion of the        Vice President - Legal of
                                                 Board                    Pioneer; and Secretary/Clerk
                                                                          of most of PIM-USA's
                                                                          subsidiaries since October
                                                                          2000; Secretary of all of the
                                                                          Pioneer Funds since September
                                                                          2003 (Assistant Secretary
                                                                          from November 2000 to September
                                                                          2003); and Senior Counsel,
                                                                          Assistant Vice President and
                                                                          Director of Compliance
                                                                          of PIM-USA from April 1998
                                                                          through October 2000
----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (40)    Assistant          Serves at the            Assistant Vice President and       None
                              Secretary          discretion of the        Senior Counsel of Pioneer
                                                 Board                    since July 2002; Vice President
                                                                          and Senior Counsel of BISYS Fund
                                                                          Services, Inc. (April 2001 to
                                                                          June 2002); Senior Vice President
                                                                          and Deputy General Counsel of
                                                                          Funds Distributor, Inc. (July
                                                                          2000 to April 2001; Vice
                                                                          President and Associate
                                                                          General Counsel from July
                                                                          1996 to July 2000); Assistant
                                                                          Secretary of all Pioneer
                                                                          Funds since September 2003
----------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (47)          Assistant          Serves at the            Partner, Wilmer Cutler Pickering   None
                              Secretary          discretion of the        Hale and Dorr LLP; Assistant
                                                 Board                    Secretary of all Pioneer Funds
                                                                          since September 2003
----------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)             Treasurer          Serves at the            Vice President - Fund              None
                                                 discretion of the        Accounting, Administration and
                                                 Board                    Custody Services of Pioneer;
                                                                          and Treasurer of all of the
                                                                          Pioneer Funds (Assistant
                                                                          Treasurer from June 1999 to
                                                                          November 2000)
----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (45)          Assistant          Serves at the            Deputy Treasurer of Pioneer        None
                              Treasurer          discretion of the        since 2004; Treasurer and
                                                 Board                    Senior Vice President, CDC
                                                                          IXIS Asset Management Services
                                                                          from 2002 to 2003; Assistant
                                                                          Treasurer and Vice President,
                                                                          MFS Investment Management from
                                                                          1997 to 2002; and Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since November 2004
----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)         Assistant          Serves at the            Assistant Vice President - Fund    None
                              Treasurer          discretion of the        Accounting, Administration
                                                 Board                    and Custody Services of Pioneer;
                                                                          and Assistant Treasurer of
                                                                          all of the Pioneer Funds since
                                                                          November 2000
----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)            Assistant          Serves at the            Fund Accounting Manager - Fund     None
                              Treasurer          discretion of the        Accounting, Administration
                                                 Board                    and Custody Services of Pioneer;
                                                                          and Assistant Treasurer of
                                                                          all of the Pioneer Funds since
                                                                          May 2002
----------------------------------------------------------------------------------------------------------------------------------

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                              POSITIONS HELD                              PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST     TERM OF OFFICE           FIVE YEARS                         HELD BY THIS TRUSTEE
Katharine Kim Sullivan (31)   Assistant          Serves at the            Fund Administration Manager -      None
                              Treasurer          discretion               Fund Accounting,Administration
                                                 of the Board             and Custody Services since
                                                                          June 2003; Assistant Vice
                                                                          President - Mutual Fund
                                                                          Operations of State Street
                                                                          Corporation from June 2002 to
                                                                          June 2003 (formerly Deutsche
                                                                          Bank Asset Management); Pioneer
                                                                          Fund Accounting, Administration
                                                                          and Custody Services (Fund
                                                                          Accounting Manager from August
                                                                          1999 to May 2002, Fund
                                                                          Accounting Services Supervisor
                                                                          from 1997 to July 1999);
                                                                          Assistant Treasurer of all
                                                                          Pioneer Funds since September
                                                                          2003

----------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (37)          Chief Compliance   Serves at the            Chief Compliance Officer of        None
                              Officer            discretion of the        Pioneer (Director of Compliance
                                                 Board                    and Senior Counsel from November
                                                                          2000 to September 2004); Vice
                                                                          President and Associate General
                                                                          Counsel of UAM Fund Services,
                                                                          Inc. (mutual fund administration
                                                                          company) from February 1998 to
                                                                          November 2000; and Chief
                                                                          Compliance Officer of all of
                                                                          the Pioneer Funds.


----------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES.

[LOGO] PIONEER
       Investments(R)

                                                            [LOGO] PIONEER
                                                                   INVESTMENT(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                             PIONEER HIGH YIELD VCT PORTFOLIO -- CLASS II SHARES

                                                                   ANNUAL REPORT

                                                              DECEMBER 31 , 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

   Portfolio and Performance Update                           2

   Comparing Ongoing Portfolio Expenses                       3

   Portfolio Management Discussion                            4

   Schedule of Investments                                    5

   Financial Statements                                      11

   Notes to Financial Statements                             15

   Report of Independent Registered Public Accounting Firm   20

   Trustees, Officers and Service Providers                  21

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT www.pioneerfunds.com.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT http://www.sec.gov. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment in securities)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Corporate Bonds           64.6%
Convertible Corporate Bonds    30.3%
Temporary Cash Investment       2.7%
Convertible Preferred Stocks    2.4%

MATURITY DISTRIBUTION
(As a percentage of total investment in securities)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

1-3 years   16.5%
3-4 years   15.0%
4-6 years   48.8%
6-8 years   11.2%
8+ years     8.5%

FIVE LARGEST HOLDINGS
(As a percentage of long-term holdings)

1. Mueller Industries, Inc.
      6.0%, 11/1/14               3.97%
2. Corning, Inc., 5.9%, 3/15/14   3.42
3. CMS Energy Corp. 7.75%,
      8/1/10                      3.03
4. Bowater, Inc., 6.5%,
      6/15/13                     3.02
5. SCI Systems, Inc., 3.0%,
      3/15/07                     2.68

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                            12/31/04   12/31/03
Net Asset Value per Share    $ 11.67    $ 11.45

DISTRIBUTIONS PER SHARE               SHORT-TERM      LONG-TERM
(1/1/04 - 12/31/04)       DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                          $ 0.5891    $ --            $ 0.047

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         Pioneer High Yield   ML High Yield          ML Convertible Bonds
              VCT Portfolio   Master II Index   Speculative Quality Index

May-00                10000            10000                        10000
                      10608             9770                         8424
                      12390            10207                         7882
 2-Dec                12090            10013                         7744
                      16022            12830                        10529
 4-Dec                17265            14227                        11861

+ Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. Convertible Bonds (speculative quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
Life-of-Class
(5/1/00)        11.92%
1 Year           7.76

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to variable product's annual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER HIGH YIELD VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

          SHARE CLASS                             I             II
          ---------------------------------   ----------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,077.61   $ 1,076.31
          Expenses Paid During Period*        $     4.11   $     5.50

* Expenses are equal to the Portfolio's annualized expense ratio of 0.79% and 1.05% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER HIGH YIELD VCT PORTFOLIO

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

          SHARE CLASS                              I            II
          ---------------------------------   ----------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,021.22   $ 1,019.91
          Expenses Paid During Period*        $     4.00   $     5.35

* Expenses are equal to the Portfolio's annualized expense ratio of 0.79% and 1.05% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

A WORD ABOUT RISK:

INVESTMENTS IN HIGH YIELD OR LOWER-RATED SECURITIES ARE SUBJECT TO GREATER-THAN-AVERAGE RISK. WHEN INTEREST RATES RISE, THE PRICES OF FIXED-INCOME SECURITIES IN THE PORTFOLIO WILL GENERALLY FALL. CONVERSELY, WHEN INTEREST RATES FALL THE PRICES OF FIXED INCOME SECURITIES IN THE PORTFOLIO WILL GENERALLY RISE. WHEN CONCENTRATING ON ONE ISSUER, THE PORTFOLIO IS SENSITIVE TO CHANGES IN THE VALUE OF THESE SECURITIES.INVESTMENTS IN THE PORTFOLIO ARE SUBJECT TO POSSIBLE LOSS DUE TO THE FINANCIAL FAILURE OF UNDERLYING SECURITIES AND THEIR INABILITY TO MEET THEIR DEBT OBLIGATIONS.

CALL 800-688-9915 OR VISIT www.pioneerfunds.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PER FORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN.

PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS PERFORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHER WISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

The high-yield market generated solid returns during the 12 months ended December 31, 2004. In the following interview, portfolio manager Margaret Patel describes the market backdrop and why the Portfolio underperformed its benchmark index.

Q:   HOW DID THE PORTFOLIO PERFORM?

A: During the 12 months ended December 31, 2004, the Portfolio's Class II shares had a total return based on net asset value of 7.76%. By comparison, the Merrill Lynch High Yield Master II Index returned 10.87%.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   WHAT WAS THE ENVIRONMENT LIKE FOR THE HIGH-YIELD MARKET DURING 2004?

A: All sectors of the high-yield market generally rallied, reflecting a pick-up in the economy. Defaults continued to decline steadily from their peak in 2002. Although short-term interest rates were on the rise - as the Federal Reserve Board began to implement a tightening policy - high-yield bonds continued to offer a substantial yield advantage over comparable-maturity Treasuries and cash equivalents. Furthermore, the supply of newly issued high-yield corporate bonds was not sufficient to meet the demand for higher-yielding securities. As a result, high-yield bond prices continued to rise.

Q. WHY DID THE PORTFOLIO'S PERFORMANCE LAG THAT OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX?

A. Because of its investments in convertible bonds. Convertibles underperformed conventional high-yield bonds because they tend to be more sensitive to the changes in short-term interest rates that we experienced than high-yield issues. In addition, the period was characterized by underlying equity-market volatility that was lower than historical averages, a factor that also typically leads to the underperformance of convertible securities. Overall, the lower credit tiers of the market performed best, at a time when we were moving the Portfolio's average credit quality higher. The Portfolio had minimal exposure to the distressed and lower-tier credits that led the market during the past 12 months, particularly in such sectors as telecommunications and media.

Q: WHICH INVESTMENTS PROVED TO BE SOME OF THE TOP PERFORMERS DURING THE FISCAL YEAR? WHICH DISAPPOINTED?

A: Tesoro Petroleum, a West Coast refiner, profited from tighter supply/demand conditions. Millennium Chemicals, benefited from its acquisition by Lyondell, as well as from a brighter outlook for basic chemicals. Several biotechnology holdings also fared well, including Cubist Pharmaceuticals, which offers a drug for soft-tissue infections; CV Therapeutics, which sells products to treat angina; and Human Genome, which advanced due to clinical successes and management's focus on reducing research and development expenditures. Disappointments included Intermet, an auto-parts manufacturer that defaulted on its debt due to raw materials pricing pressure.Two technology holdings also lagged, Maxtor, a data storage manufacturer, and Adaptec, which makes computer-networking products. Those securities fell in concert with the technology sector, which struggled through most of the year because of weaker-than-expected corporate technology spending.

Q:   WHAT IS YOUR OUTLOOK?

A: We remain optimistic that the economy should continue to grow near its long-term historical average during the coming year. While the Fed is likely to continue to raise short-term rates, we expect any increases to be gradual. In addition, we anticipate that defaults should remain below long-term averages, providing solid support for high-yield bonds. Because the high-yield market has experienced such a run-up in the recent past, we believe that returns in 2005 will be driven more by interest income than by capital appreciation. We have been able to find the best value in the higher-quality tiers of the market. They should be better insulated if financial market volatility increases. Although convertible securities detracted from Portfolio performance, we believe that, over time, they offer an opportunity to participate in the future growth of the underlying stocks, making the asset class attractive to long-term-oriented investors.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

            S&P/MOODY'S
            RATINGS
   SHARES   (UNAUDITED)                                                                  VALUE
                          CONVERTIBLE PREFERRED STOCKS - 2.5%
                          MATERIALS - 2.5%
                          CONSTRUCTION MATERIALS - 0.1%
    1,750   B-/B1         TXI Capital Trust I, 5.5%, 6/30/28                     $      88,638
                                                                                 -------------
                          DIVERSIFIED METALS & MINING - 2.4%
    3,000   B-/NR         Freeport-McCorp., 5.5%, 12/31/49 (144A)                $   2,932,500
                                                                                 -------------
                          TOTAL MATERIALS                                        $   3,021,138
                                                                                 -------------
                          TOTAL CONVERTIBLE PREFERRED STOCKS
                          (Cost $3,077,338)                                      $   3,021,138
                                                                                 -------------

PRINCIPAL   S&P/MOODY'S
   AMOUNT   RATINGS
  USD ($)   (UNAUDITED)
                          CONVERTIBLE CORPORATE BONDS - 32.0%
                          MATERIALS - 5.4%
                          COMMODITY CHEMICALS - 0.4%
  200,000   B+/B1         Millenium Chemicals Inc., 4.0%, 11/15/23 (144A)        $     458,750
                                                                                 -------------
                          DIVERSIFIED METALS & MINING - 1.4%
  500,000   B+/B1         Freeport McMoran Copper & Gold, Inc., 7.0%, 2/11/11    $     750,000
  500,000   B+/B1         Massey Energy Co., 4.75% 5/15/23                             994,375
                                                                                 -------------
                                                                                 $   1,744,375
                                                                                 -------------
                          GOLD - 0.9%
1,000,000   NR/NR         Coeur D'Alene Mines Corp., 1.25%, 1/15/24              $     865,000
  250,000   BBB+/NR       Placer Dome Inc., 2.75%, 10/15/23                            306,563
                                                                                 -------------
                                                                                 $   1,171,563
                                                                                 -------------
                          SPECIALTY CHEMICALS - 0.4%
  800,000   BBB/Baa3      RPM International Inc., 1.389%, 5/13/33                $     462,000
                                                                                 -------------
                          STEEL - 2.3%
3,000,000   B-/NR         Graftech International, 1.625%, 1/15/24 (144A)         $   2,778,750
                                                                                 -------------
                          TOTAL MATERIALS                                        $   6,615,438
                                                                                 -------------
                          CAPITAL GOODS - 4.2%
                          AEROSPACE & DEFENSE - 1.8%
1,725,000   B/B2          Alliant Technology Systems, 2.75%, 2/15/24 (144A)      $   1,826,344
  400,000   NR/NR         EDO Corp., 5.25%, 4/15/07                                    436,000
                                                                                 -------------
                                                                                 $   2,262,344
                                                                                 -------------

                          CONSTRUCTION & ENGINEERING - 1.1%
  875,000   NR/NR         Quanta Services, Inc., 4.0%, 7/1/07                    $     831,250
  500,000   B/NR          Quanta Services, 4.5%, 10/1/23                               545,000
                                                                                 -------------
                                                                                 $   1,376,250
                                                                                 -------------
                          ELECTRICAL COMPONENT & EQUIPMENT - 1.0%
2,595,000   NR/B1         Roper Industries Inc., 1.4813%, 1/15/34                $   1,229,381
                                                                                 -------------
                          INDUSTRIAL MACHINERY - 0.3%
  300,000   BB-/NR        Kaydon Corp., 4.0%, 5/23/23                            $     380,625
                                                                                 -------------
                          TOTAL CAPITAL GOODS                                    $   5,248,600
                                                                                 -------------
                          MEDIA - 1.9%
                          ADVERTISING - 1.9%
1,800,000   BB+/Baa3      Interpublic Group Co., 4.5%, 3/15/23                   $   2,358,000
                                                                                 -------------
                          TOTAL MEDIA                                            $   2,358,000
                                                                                 -------------

The accompanying notes are an integral part of these financial statements.     5

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL   S&P/MOODY'S
AMOUNT      RATINGS
USD ($)     (UNAUDITED)                                                                  VALUE
                          RETAILING - 1.2%
                          SPECIALTY STORES - 1.2%
1,500,000   B+/B3         Sonic Automotive, Inc., 5.25%, 5/7/09                  $   1,492,500
                                                                                 -------------
                          TOTAL RETAILING                                        $   1,492,500
                                                                                 -------------
                          HEALTH CARE EQUIPMENT & SERVICES - 0.7%
                          HEALTH CARE EQUIPMENT - 0.7%
  375,000   NR/NR         Epix Medical, 3.0%, 6/15/24 (144A)                     $     338,438
  600,000   NR/NR         Wilson Greatbatch Technology, 2.25%, 6/15/13                 541,500
                                                                                 -------------
                          TOTAL HEALTH CARE EQUIPMENT & Services                 $     879,938
                                                                                 -------------
                          PHARMACEUTICALS & BIOTECHNOLOGY - 5.7%
                          BIOTECHNOLOGY - 0.9%
  300,000   NR/NR         Cubist Pharmaceuticals, 5.5%, 11/1/08                  $     283,875
  850,000   NR/NR         CV Therapeutics, 4.75%, 3/7/07                               875,500
                                                                                 -------------
                                                                                 $   1,159,375
                                                                                 -------------
                          PHARMACEUTICALS - 4.8%
2,615,000   NR/NR         Ivax Corp., Conv, 1.875%, 12/15/24 (144A)              $   2,696,719
2,500,000   B/NR          Valeant Pharmaceuticals 3.0%, 8/16/10                      2,753,125
  400,000   NR/NR         Vertex Pharmaceuticals Inc., 5.75%, 2/15/11 (144A)           403,500
                                                                                 -------------
                                                                                 $   5,853,344
                                                                                 -------------
                          TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                  $   7,012,719
                                                                                 -------------
                          REAL ESTATE - 0.6%
                          REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
  500,000   CCC+/Caa1     LNR Property Corp., 5.5%, 3/1/23                       $     695,625
                                                                                 -------------
                          TOTAL REAL ESTATE                                      $     695,625
                                                                                 -------------
                          SOFTWARE & SERVICES - 0.9%
                          APPLICATION SOFTWARE - 0.7%
  200,000   NR/NR         Mentor Graphics, 6.875%, 6/15/07                       $     210,250
  500,000   NR/NR         Serena Software, 1.5%, 12/15/23                              586,250
                                                                                 -------------
                                                                                 $     796,500
                                                                                 -------------
                          IT CONSULTING & OTHER SERVICES - 0.2%
  400,000   NR/NR         Safeguard Scientifics, 2.625%, 3/15/24                 $     294,500
                                                                                 -------------
                          TOTAL SOFTWARE & SERVICES                              $   1,091,000
                                                                                 -------------
                          TECHNOLOGY HARDWARE & EQUIPMENT - 6.1%
                          COMMUNICATIONS EQUIPMENT - 1.2%
1,500,000   B-/NR         Adaptec Inc., 0.75%, 12/22/23                          $   1,428,750
                                                                                 -------------
                          COMPUTER STORAGE & PERIPHERALS - 0.6%
  700,000   NR/B2         Maxtor Corp., 6.8%, 4/30/10                            $     713,125
                                                                                 -------------
                          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
  300,000   B+/NR         Flir Systems, Inc., 3.0%, 6/1/23                       $     487,500
1,000,000   NR/NR         Veeco Instruments, 4.125%, 12/21/08                          987,500
                                                                                 -------------
                                                                                 $   1,475,000
                                                                                 -------------
                          ELECTRONIC MANUFACTURING SERVICES - 2.7%
3,500,000   B+/Ba3        SCI Systems, Inc., 3.0%, 3/15/07                       $   3,377,500
                                                                                 -------------
                          TECHNOLOGY DISTRIBUTORS - 0.4%
  400,000   NR/R          Bell Microproducts, Inc., 3.75%, 3/5/24                $     456,500
                                                                                 -------------
                          Total Technology Hardware & Equipment                  $   7,450,875
                                                                                 -------------

6     The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

PRINCIPAL   S&P/MOODY'S
AMOUNT      RATINGS
USD ($)     (UNAUDITED)                                                                  VALUE
                          SEMICONDUCTORS - 5.2%
                          SEMICONDUCTOR EQUIPMENT - 3.9%
  700,000   B-/NR         Advanced Energy Industries, Inc., 5.25%, 11/15/06      $     675,500
  200,000   NR/NR         Axcelis Technologies, 4.25%, 1/15/07                         198,500
  700,000   NR/NR         Brooks Automation, Inc., 4.75%, 6/1/08                       681,624
  500,000   B-/NR         Cymer, Inc., 3.5%, 2/15/09                                   497,500
2,700,000   B-/NR         FEI Co., 5.5%, 8/15/08                                     2,727,000
                                                                                 -------------
                                                                                 $   4,780,124
                                                                                 -------------
                          SEMICONDUCTORS - 1.3%
1,300,000   CCC/NR        Conexant Systems, Inc., 4.0%, 2/1/07 (a)               $   1,176,500
  500,000   B/NR          LSI Logic Corp., 4.0%, 5/15/10                               469,375
                                                                                 -------------
                                                                                 $   1,645,875
                                                                                 -------------
                          TOTAL SEMICONDUCTORS                                   $   6,425,999
                                                                                 -------------
                          TOTAL CONVERTIBLE CORPORATE BONDS
                          (Cost $38,069,020)                                     $  39,270,694
                                                                                 -------------
                          CORPORATE BONDS - 68.1%
                          ENERGY - 3.6%
                          OIL & GAS EQUIPMENT AND SERVICES - 0.2%
  200,000   BB-/Ba3       Grant Prideco Escrow, 9.0%, 12/15/09                   $     221,500
                                                                                 -------------
                          OIL & GAS REFINING MARKETING & TRANSPORTATION - 3.4%
  300,000   B+/B1         Frontier Oil Corp., 6.625%, 10/1/11 (144A)             $     306,000
1,555,000   BB-/B2        Tesoro Petroleum Corp., 9.625%, 11/1/08                    1,694,950
1,900,000   BB-/B2        Tesoro Petroleum Corp., 9.625%, 4/1/12                     2,185,000
                                                                                 -------------
                                                                                 $   4,185,950
                                                                                 -------------
                          TOTAL ENERGY                                           $   4,407,450
                                                                                 -------------
                          MATERIALS - 16.4%
                          COMMODITY CHEMICALS - 4.7%
1,800,000   B+/B1         Arco Chemical Co., 9.8%, 2/1/20                        $   2,052,000
2,500,000   BB+/Ba2       Nova Chemicals Corp., 7.875%, 9/15/25                      2,587,500
1,000,000   BB+/Ba2       Nova Chemicals Corp., 7.4%, 4/1/09                         1,092,500
                                                                                 -------------
                                                                                 $   5,732,000
                                                                                 -------------
                          DIVERSIFIED METALS & MINING - 1.1%
1,375,000   B+/B1         Freeport-McMoran Copper & Gold, 6.875%, 2/1/09         $   1,366,406
                                                                                 -------------
                          METAL & GLASS CONTAINERS - 2.1%
1,500,000   B/B3          Crown Cork & Seal Co., Inc., 7.375%, 12/15/26          $   1,410,000
1,000,000   B+/B1         Crown Holdings, 9.5%, 3/1/11                               1,140,000
                                                                                 -------------
                                                                                 $   2,550,000
                                                                                 -------------
                          PAPER PRODUCTS - 5.8%
2,250,000   BB-/Ba3       Abitibi-Consolidated, Inc., 8.55%, 8/1/10              $   2,438,438
  885,000   BB/Ba3        Bowater Canada Finance, 7.95%, 11/15/11                      953,652
3,800,000   BB/Ba3        Bowater, Inc., 6.5%, 6/15/13                               3,800,540
                                                                                 -------------
                                                                                 $   7,192,630
                                                                                 -------------
                          SPECIALTY CHEMICALS - 2.7%
2,200,000   B+/B1         Millenium America, Inc., 7.625%, 11/15/26              $   2,167,000
1,000,000   B+/B1         Millenium America, Inc., 9.25%, 6/15/08                    1,137,500
                                                                                 -------------
                                                                                 $   3,304,500
                                                                                 -------------
                          TOTAL MATERIALS                                        $  20,145,536
                                                                                 -------------

The accompanying notes are an integral part of these financial statements.     7

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL   S&P/MOODY'S
AMOUNT      RATINGS
USD ($)     (UNAUDITED)                                                                  VALUE
                          CAPITAL GOODS - 11.3%
                          AEROSPACE & DEFENSE - 5.6%
2,500,000   B/B2          DRS Technologies, Inc., 6.875%, 11/1/13                $   2,612,500
  700,000   B/B2          DRS Technologies, Inc., 6.875%, 11/1/13 (144A)               731,500
1,525,000   B+/B1         Esterline Technology, 7.75%, 6/15/13                       1,666,063
  850,000   BB-/Ba3       L-3 Communications Corp., 5.875%, 1/15/15 (144A)             847,875
1,000,000   BB-/Ba3       L-3 Communications Corp., 6.125%, 1/15/14                  1,030,000
                                                                                 -------------
                                                                                 $   6,887,938
                                                                                 -------------
                          INDUSTRIAL MACHINERY - 5.7%
  800,000   B/B3          JLG Industries, Inc., 8.375%, 6/15/12                  $     856,000
  800,000   B+/B1         Manitowoc Co., Inc., 7.125%, 11/1/13                         866,000
5,100,000   NR/NR         Mueller Industries, Inc. 6.0%, 11/1/14                     4,998,000
  300,000   BB+/Ba3       SPX Corp., 7.5%, 1/1/13                                      325,500
                                                                                 -------------
                                                                                 $   7,045,500
                                                                                 -------------
                          TOTAL CAPITAL GOODS                                    $  13,933,438
                                                                                 -------------
                          TRANSPORTATION - 0.4%
                          AIR FREIGHT & COURIERS - 0.4%
  500,000   BB-/B1        Petroleum Helicopters, 9.375%, 5/1/09                  $     547,500
                                                                                 -------------
                          TOTAL TRANSPORTATION                                   $     547,500
                                                                                 -------------
                          AUTOMOBILES & COMPONENTS - 0.2%
                          TIRES & RUBBER - 0.2%
  300,000   B-/B3         Goodyear Tire & Rubber, 7.857%, 8/15/11 (a)            $     304,500
                                                                                 -------------
                          TOTAL AUTOMOBILES & COMPONENTS                         $     304,500
                                                                                 -------------
                          MEDIA - 1.8%
                          ADVERTISING - 1.8%
2,000,000   BB+/Baa3      Interpublic Group, Inc., 7.25%, 8/15/11                $   2,171,242
                                                                                 -------------
                          TOTAL MEDIA                                            $   2,171,242
                                                                                 -------------
                          RETAILING - 2.3%
                          DEPARTMENT STORES - 0.8%
1,000,000   BB+/Ba2       J.C. Penney Co., Inc., 7.625%, 3/1/97                  $   1,065,000
                                                                                 -------------
                          SPECIALTY STORES - 1.5%
1,790,000   B/B3          Pep Boys-Manny Moe Jack, 7.5%, 12/15/14                $   1,814,613
                                                                                 -------------
                          TOTAL RETAILING                                        $   2,879,613
                                                                                 -------------
                          HEALTH CARE EQUIPMENT & SERVICES - 1.9%
                          HEALTH CARE FACILITIES - 0.4%
  500,000   BB+/Ba2       HCA, Inc., 6.25%, 2/15/13                              $     504,384
                                                                                 -------------
                          HEALTH CARE SUPPLIES - 1.5%
1,700,000   B-/Caa1       Inverness Medical Innovation, 8.75%, 2/15/12           $   1,776,500
                                                                                 -------------
                          TOTAL HEALTH CARE EQUIPMENT & SERVICES                 $   2,280,884
                                                                                 -------------
                          PHARMACEUTICALS & BIOTECHNOLOGY - 2.3%
                          PHARMACEUTICALS - 2.3%
2,700,000   BB-/B1        Valeant Pharmaceuticals, 7.0%, 12/15/11                $   2,808,000
                                                                                 -------------
                          TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                  $   2,808,000
                                                                                 -------------

8     The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

PRINCIPAL   S&P/MOODY'S
AMOUNT      RATINGS
USD ($)     (UNAUDITED)                                                                  VALUE
                          REAL ESTATE - 9.6%
                          REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.4%
2,635,000   BB-/Ba3       Forest City Enterprises, 7.625%, 6/1/15                $   2,793,100
2,300,000   CCC+/Caa1     LNR Property Co., 7.25%, 10/15/13                          2,590,375
1,100,000   CCC+/Caa1     LNR Property Co., 7.625%, 7/15/13                          1,248,500
                                                                                 -------------
                                                                                 $   6,631,975
                                                                                 -------------
                          REAL ESTATE INVESTMENT TRUSTS - 4.2%
  500,000   B+/B3         BF Saul Real Estate Investment Trust, 7.5%, 3/1/14     $     515,000
2,300,000   B/B1          Crescent Real Estate, 9.25%, 4/15/09                       2,518,500
2,000,000   CCC+/B2       Meristar Hospitality Corp., 9.125%, 1/15/11                2,160,000
                                                                                 -------------
                                                                                 $   5,193,500
                                                                                 -------------
                          TOTAL REAL ESTATE                                      $  11,825,475
                                                                                 -------------
                          TECHNOLOGY HARDWARE & EQUIPMENT - 9.1%
                          COMMUNICATIONS EQUIPMENT - 4.1%
4,300,000   BB+/Ba2       Corning, Inc., 5.9%, 3/15/14                           $   4,309,536
  700,000   BB+/Ba2       Corning, Inc., 6.2%, 3/15/16                                 701,770
                                                                                 -------------
                                                                                 $   5,011,306
                                                                                 -------------
                          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
1,835,000   B/B2          General Cable Corp., 9.5%, 11/15/10                    $   2,073,550
                                                                                 -------------
                          TECHNOLOGY DISTRIBUTORS - 3.3%
2,550,000   BBB-/Baa3     Arrow Electronic, Inc., 6.875%, 6/1/18                 $   2,724,145
1,200,000   BBB-/Baa3     Arrow Electronic, Inc., 6.875%, 7/1/13                     1,317,504
                                                                                 -------------
                                                                                 $   4,041,649
                                                                                 -------------
                          TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                  $  11,126,505
                                                                                 -------------
                          UTILITIES - 9.2%
                          ELECTRIC UTILITIES - 6.1%
3,000,000   B-/B3         Allegheny Energy Supply, 7.8%, 3/15/11 (a)             $   3,270,000
1,750,000   B-/B3         Allegheny Energy Supply, 8.25%, 4/15/12 (144A)             1,955,624
1,000,000   B+/B1         CMS Energy Corp., 7.5%, 1/15/09                            1,065,000
1,000,000   B+/B1         CMS Energy Corp., 8.5%, 4/15/11                            1,136,250
                                                                                 -------------
                                                                                 $   7,426,874
                                                                                 -------------
                          MULTI-UTILITIES & UNREGULATED POWER - 3.1%
3,490,000   B+/B1         CMS Energy Corp., 7.75%, 8/1/10                        $   3,817,187
                                                                                 -------------
                          TOTAL UTILITIES                                        $  11,244,061
                                                                                 -------------
                          TOTAL CORPORATE BONDS
                          (Cost $79,489,329)                                     $  83,674,204
                                                                                 -------------

The accompanying notes are an integral part of these financial statements.     9

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

            S&P/MOODY'S
            RATINGS
   SHARES   (UNAUDITED)                                                                  VALUE
                          TEMPORARY CASH INVESTMENT - 2.9%
                          SECURITY LENDING COLLATERAL - 2.9%
3,541,345                 Securities Lending Investment Fund, 2.18%              $   3,541,345
                                                                                 -------------
                          TOTAL TEMPORARY CASH INVESTMENT
                          (Cost $3,541,345)                                      $  3,541,345
                                                                                 -------------
                          TOTAL INVESTMENTS IN SECURITIES - 105.5%
                          (Cost $124,177,032)                                    $ 129,507,381
                                                                                 -------------
                          OTHER ASSETS AND LIABILITIES - (5.5)%                  $  (6,705,919)
                                                                                 -------------
                          TOTAL NET ASSETS - 100.0%                              $ 122,801,462
                                                                                 =============

N/R. Not rated by either S&P or Moody's

*    Non-income producing security

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2004, the value of these securities amounted to $15,276,000 or 12.4% of net assets.

(a)  At December 31, 2004, the following securities were out on loan:

        SHARES   SECURITY                                  MARKET VALUE
     1,899,750   Allegheny Energy Supply, 7.8%, 03/15/11    $ 2,070,728
     1,136,000   Conexant Systems Inc., 4.0%, 2/1/07          1,028,080
       285,000   Goodyear Tire & Rubber, 7.857%, 8/15/11        289,275
                                                            -----------
                 TOTAL                                      $ 3,388,083
                                                            ===========

10    The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   YEAR ENDED   YEAR ENDED   YEAR ENDED   5/1/01 TO
CLASS II (a)                                                        12/31/04     12/31/03     12/31/02    12/31/01
Net asset value, beginning of period                                $  11.46     $   9.28     $ 10.33      $ 10.51
                                                                    --------     --------     -------      -------
Increase (decrease) from investment operations:
   Net investment income                                            $   0.58     $   0.76     $  0.80      $  0.60
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions                                     0.27         2.17       (1.05)       (0.07)
                                                                    --------     --------     -------      -------
      Net increase (decrease) from investment operations            $   0.85     $   2.93     $ (0.25)     $  0.53
Distributions to shareowners:
   Net investment income                                               (0.59)       (0.75)      (0.80)       (0.60)
   Net realized gain                                                   (0.05)          --          --        (0.11)
                                                                    --------     --------     -------      -------
   Net increase (decrease) in net asset value                       $   0.21     $   2.18     $ (1.05)     $ (0.18)
                                                                    --------     --------     -------      -------
   Net asset value, end of period                                   $  11.67     $  11.46     $  9.28      $ 10.33
                                                                    ========     ========     =======      =======
Total return*                                                           7.76%       32.64%      (2.42)%       5.39%
Ratio of net expenses to average net assets+                            1.04%        1.09%       1.82%        1.39%**
Ratio of net investment income to average net assets+                   5.12%        6.33%       8.67%        8.94%**
Portfolio turnover rate                                                   42%          48%         42%         36%
Net assets, end of period (in thousands)                            $ 51,912     $ 17,601     $   228      $    28
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                         1.04%        1.09%       1.82%       1.50%**
   Net investment income                                                5.12%        6.33%       8.67%       8.83%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                         1.04%        1.09%       0.97%       0.85%**
   Net investment income                                                5.12%        6.33%       0.01%       0.07%**

(a)  Class II shares were first publicly offered on May 1, 2001.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)

 **  Annualized.

  +  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    11

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including securities loaned of $3,388,083) (Cost $124,177,032)   $ 129,507,381
   Cash                                                                                                       392,872
   Receivables--
      Fund shares sold                                                                                        100,052
      Dividends, interest and foreign taxes withheld                                                        1,768,626
   Other                                                                                                        4,893
                                                                                                        -------------
         Total assets                                                                                   $ 131,773,824
                                                                                                        -------------
LIABILITIES:
   Payables--
      Investment securities purchased                                                                   $     333,848
      Fund shares repurchased                                                                               4,952,077
      Upon return for securities loaned                                                                     3,541,345
   Due to affiliates                                                                                           83,826
   Accrued expenses                                                                                            61,266
                                                                                                        -------------
         Total liabilities                                                                              $   8,972,362
                                                                                                        -------------
NET ASSETS:
   Paid-in capital                                                                                      $ 113,693,485
   Undistributed net investment income (loss)                                                                  42,906
   Accumulated undistributed net realized gain (loss)                                                       3,734,722
   Net unrealized gain (loss) on:
      Investments                                                                                           5,330,349
                                                                                                        -------------
         Total net assets                                                                               $ 122,801,462
                                                                                                        -------------
NET ASSET VALUE PER SHARE:
   CLASS I:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                        $  70,889,843
   Shares outstanding                                                                                       6,073,809
                                                                                                        -------------
      Net asset value per share                                                                         $       11.67
   CLASS II:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                        $  51,911,619
   Shares outstanding                                                                                       4,447,914
                                                                                                        -------------
      Net asset value per share                                                                         $       11.67

12    The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                          YEAR ENDED
                                                           12/31/04
INVESTMENT INCOME:
   Dividends                                             $     28,052
   Interest                                                 6,314,255
   Income on securities loaned, net                            15,124
                                                         ------------
      Total investment income                            $  6,357,431
                                                         ------------
EXPENSES:
   Management fees                                       $    669,359
   Transfer agent fees and expenses                             1,806
   Distribution fees (Class II)                                85,911
   Administrative reimbursements                               19,997
   Custodian fees                                              21,500
   Professional fees                                           56,459
   Printing expense                                            30,056
   Miscellaneous                                                4,539
                                                         ------------
      Total expenses                                     $    889,627
      Less management fees waived and expenses assumed
         by Pioneer Investment Management, Inc.                    (6)
                                                         ------------
      Net expenses                                       $    889,621
                                                         ------------
            Net investment income (loss)                 $  5,467,810
                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                        $  3,746,873
                                                         ------------
                                                         $  3,746,873
                                                         ------------
   Change in net unrealized gain or (loss) from:
      Investments                                        $ (1,480,061)
                                                         ------------
                                                         $ (1,480,061)
                                                         ------------

   Net gain (loss) on investments, futures contracts
      and foreign currency transactions                  $  2,266,812
                                                         ============
   Net increase (decrease) in net assets resulting
      from operations                                    $  7,734,622
                                                         ============

The accompanying notes are an integral part of these financial statements.    13

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED      YEAR ENDED
                                                                                  12/31/04        12/31/03
FROM OPERATIONS:
Net investment income (loss)                                                    $   5,467,810   $  4,106,902
Net realized gain (loss) on investments                                             3,746,873      1,124,588
Change in net unrealized gain or (loss) on investments, futures contracts and
   foreign currency transactions                                                   (1,480,061)    10,301,474
                                                                                -------------   ------------
      Net increase (decrease) in net assets
         resulting from operations                                              $   7,734,622   $ 15,532,964
                                                                                -------------   ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                      $  (3,715,003)  $ (3,817,405)
   Class II                                                                        (1,764,209)      (279,944)
Net realized gain
   Class I                                                                           (265,040)            --
   Class II                                                                          (135,300)            --
                                                                                -------------   ------------
      Total distributions to shareowners                                        $  (5,879,552)  $ (4,097,349)
                                                                                -------------   ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                $  75,619,514   $ 45,609,360
Reinvestment of distributions                                                       5,846,576      4,059,022
Cost of shares repurchased                                                        (44,707,455)   (18,254,761)
                                                                                -------------   ------------
   Net increase (decrease) in net assets
      resulting from Fund share transactions                                    $  36,758,635   $ 31,413,621
                                                                                -------------   ------------
   Net increase (decrease) in net assets                                        $  38,613,705   $ 42,849,236

NET ASSETS:
Beginning of year                                                                  84,187,757     41,338,521
                                                                                -------------   ------------
End of year                                                                     $ 122,801,462   $ 84,187,757
                                                                                =============   ============
Undistributed net investment income (loss),
   end of year                                                                  $      42,906   $     42,283
                                                                                =============   ============

14    The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer High Yield VCT Portfolio (The Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small
      Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap
      Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
      Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity
      Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America
      Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio) (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value II Portfolio) (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of High Yield Portfolio is to maximize total return through a combination of income and capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with U.S. Generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

     The High Yield Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. The Portfolio is not diversified, which means that it can invest a higher percentage of its asset in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

     In addition, the non-diversified Portfolios have concentrations in certain asset types, which may subject the Portfolios to additional risks. Further description of these risks is included in the Trust's Prospectus.

B.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2004, the no such taxes were paid.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                                   UNDISTRIBUTED NET   ACCUMULATED NET
                                   INVESTMENT INCOME    REALIZED GAIN    PAID-IN
PORTFOLIO                               (LOSS)              (LOSS)       CAPITAL
--------------------------------   -----------------   ---------------   -------
Pioneer High Yield VCT Portfolio       $ 12,025           $ (12,025)       $ (0)
                                       ========           =========        ====

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                                               2004         2003
                                                           -----------   -----------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                            $ 5,479,212   $ 4,097,349
Long-Term capital gain                                     $   400,340   $        --
                                                           -----------   -----------
                                                           $ 5,879,552   $ 4,097,349
                                                           ===========   ===========
Return of Capital                                          $       --    $        --
                                                           -----------   -----------
Total distributions                                        $ 5,879,552   $ 4,097,349
                                                           ===========   ===========
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                              $   613,388
Undistributed long-term gain/(capital loss carryforward)   $ 3,164,280
Unrealized appreciation (depreciation)                     $ 5,330,309
                                                           -----------
Total                                                      $ 9,107,977

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, the recognition of unrealized gains or losses on certain futures contracts, and the tax treatment of premium amortization.

E.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

F.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets. calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

The portion of the Portfolios' expenses attributable to Class II (or Class I for shares in the case of High Yield Portfolios) will be reduced only to the extent such expenses are reduced for Class I shares (or Class II shares). Each class will reimburse PIM no more than the amount by which that class' expenses were reduced.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $72,671 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $267 in transfer agent fees payable to PIMSS at December 31, 2004.

4.   DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $10,888 payable to PFD at December 31, 2004.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                           NET
                                           GROSS          GROSS       APPRECIATION/
                          TAX COST     APPRECIATION    DEPRECIATION   (DEPRECIATION)
                       -------------   ------------   -------------   --------------
High Yield Portfolio   $ 124,177,071    $ 6,347,617   $ (1,017,307)    $ 5,330,310
                       =============    ===========   ============     ===========

6.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $83,647,941 and $42,692,245, respectively.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

7.   Capital Shares

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

HIGH YIELD PORTFOLIO            '04 SHARES    '04 AMOUNT     '03 SHARES     '03 AMOUNT
-----------------------------   ----------   -------------   -----------   ------------
CLASS I:
Shares sold                      2,699,382   $  30,852,667     2,515,726   $ 26,817,319
Reinvestment of distributions      346,267       3,947,046       357,809      3,779,086
Shares repurchased              (2,787,689)    (31,727,505)   (1,491,103)   (15,895,254)
                                ----------   -------------     ---------   ------------
   Net increase (decrease)         257,960   $   3,072,208     1,382,432   $ 14,701,151
                                ==========   =============     =========   ============
CLASS II:
Shares sold                      3,916,481   $  44,766,847     1,708,526   $ 18,792,041
Reinvestment of distributions      166,648       1,899,530        25,089        279,836
Shares repurchased              (1,171,662)    (12,979,950)     (221,726)    (2,359,726)
                                ----------   -------------     ---------   ------------
   Net increase                  2,911,467   $  33,686,427     1,511,889   $ 16,712,470
                                ==========   =============     =========   ============

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER HIGH YIELD VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Yield VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                               /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER HIGH YIELD VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                            TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                           The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for
CUSTODIAN                                                     the Trust's operations. The Trust's Trustees and officers are
Brown Brothers Harriman & Co.                                 listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                 within the meaning of the Investment Company Act of 1940 are referred
Ernst & Young LLP                                             to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees.Each of the
PRINCIPAL UNDERWRITER                                         Trustees serves as a trustee of each of the 73 U.S.registered
Pioneer Funds Distributor, Inc.                               investment portfolios for which Pioneer Investment Management, Inc.
                                                              ("Pioneer") serves as investment adviser (the "Pioneer Funds").
                                                              The address for all Interested Trustees and all officers of
LEGAL COUNSEL                                                 the Portfolio is 60 State Street, Boston, Massachusetts 02109.
Wilmer Cutler Pickering Hale and Dorr LLP
                                                              The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon
SHAREOWNER SERVICES AND TRANSFER                              request, without charge, by calling 1-800-225-6292.
Pioneer Investment Management Shareholder Services, Inc.
                                                              Proxy Voting Policies and Procedures of the Trust are available without charge, upon Agent request, by calling our toll free number
                                                              (1-800-225-6292). This information is also available online at
                                                              pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                        POSITIONS HELD                         PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE            WITH THE TRUST    TERM OF OFFICE       YEARS                                    THIS TRUSTEE
John F. Cogan, Jr.      Chairman of the   Serves until         Trustee and President Serves until       Director of Harbor Global
(78)*                   Board, Trustee    successor trustee    retirement or removal; Deputy Chairman   Company, Ltd.
                        and President     is elected or        and a Director of Pioneer Global Asset
                                          earlier retirement   Management S.p.A. ("PGAM");
                                          or removal           Non-Executive Chairman and a Director
                                                               of Pioneer Investment Management USA
                                                               Inc. ("PIM-USA"); Chairman and a
                                                               Director of Pioneer; Director of
                                                               Pioneer Alternative Investment
                                                               Management Limited (Dublin); President
                                                               and a Director of Pioneer Alternative
                                                               Investment Management (Bermuda)
                                                               Limited and affiliated funds;
                                                               President and Director of Pioneer
                                                               Funds Distributor, Inc. ("PFD");
                                                               President of all of the Pioneer Funds;
                                                               and Of Counsel (since 2000, partner
                                                               prior to 2000), Wilmer Cutler
                                                               Pickering Hale and Dorr LLP (counsel
                                                               to PIM-USA and the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (52)**   Trustee and       Serves until         President and Chief Executive Officer,   None
                        Executive Vice    successor trustee    PIM-USA since May 2003 (Director since
                        President         is elected or        January 2001); President and Director
                                          earlier retirement   of Pioneer since May 2003; Chairman
                                          or removal           and Director of Pioneer Investment
                                                               Management Shareholder Services, Inc.
                                                               ("PIMSS") since May 2003; Executive
                                                               Vice President of all of the Pioneer
                                                               Funds since June 2003; Executive Vice
                                                               President and Chief Operating Officer
                                                               of PIM-USA, November 2000 to May 2003;
                                                               Executive Vice President, Chief
                                                               Financial Officer and Treasurer, John
                                                               Hancock Advisers, L.L.C., Boston, MA,
                                                               November 1999 to November 2000; Senior
                                                               Vice President and Chief Financial
                                                               Officer, John Hancock Advisers,
                                                               L.L.C., April 1997 to November 1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------

PIONEER HIGH YIELD VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                        POSITIONS HELD                         PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE            WITH THE TRUST    TERM OF OFFICE       YEARS                                    THIS TRUSTEE
David R. Bock** (61)    Trustee since     Serves until a       Senior Vice President and Chief          Director of The Enterprise
3050 K. Street NW,      2005.             successor trustee    Financial Officer, I-trax, Inc.          Social Investment Company
Washington, DC 20007                      is elected or        (publicly traded health care services    (privately-held affordable
                                          earlier retirement   company) (2001-present); Managing        housing finance company);
                                          or removal.          Partner, Federal City Capital            Director of New York
                                                               Advisors (boutique merchant              Mortgage Trust (publicly
                                                               bank)(1995-2000; 2002 to 2004);          traded mortgage REIT)
                                                               Executive Vice President and Chief
                                                               Financial Officer, Pedestal Inc.
                                                               (internet-based mortgage trading
                                                               company) (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)       Trustee since     Serves until a       President, Bush International            Director of Brady
3509 Woodbine Street,   2000.             successor trustee    (international financial advisory        Corporation (industrial
Chevy Chase, MD 20815                     is elected or        firm)                                    identification and
                                          earlier retirement                                            specialty coated material
                                          or removal.                                                   products manufacturer),
                                                                                                        Millennium Chemicals, Inc.
                                                                                                        (commodity chemicals),
                                                                                                        Mortgage Guaranty Insurance
                                                                                                        Corporation, and R.J.
                                                                                                        Reynolds Tobacco Holdings,
                                                                                                        Inc. (tobacco)
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham    Trustee since     Serves until a       Founding Director, The Winthrop          None
(57)                    2000.             successor trustee    Group, Inc. (consulting firm);
1001 Sherbrooke                           is elected or        Professor of Management, Faculty of
Street West,                              earlier retirement   Management, McGill University
Montreal, Quebec,                         or removal.
Canada H3A 1G5
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret     Trustee since     Serves until a       President and Chief Executive            Director of New America
(56)                    1995.             successor trustee    Officer, Newbury, Piret & Company,       High Income Fund, Inc.
One Boston Place,                         is elected or        Inc. (investment banking firm)           (closed-end investment
28th Floor,                               earlier retirement                                            company)
Boston, MA 02108                          or removal.
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (76)    Trustee since     Serves until a       Senior Counsel, Sullivan & Cromwell      Director, The Swiss Helvetia
125 Broad Street, New   1995.             successor trustee    (law firm)                               Fund, Inc. (closed-end
York, NY 10004                            is elected or                                                 investment company) and
                                          earlier retirement                                            AMVESCAP PLC (investment
                                          or removal.                                                   managers)
-----------------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)      Trustee since     Serves until a       President, John Winthrop & Co., Inc.     None
One North Adgers        September,        successor trustee    (private investment firm)
Wharf, Charleston, SC   2000.             is elected or
29401                                     earlier retirement
                                          or removal.
-----------------------------------------------------------------------------------------------------------------------------------

PIONEER HIGH YIELD VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                        POSITIONS HELD                         PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE            WITH THE TRUST    TERM OF OFFICE       YEARS                                    THIS OFFICER
Dorothy E. Bourassa     Secretary         Serves at the        Secretary of PIM-USA; Senior Vice        None
(57)                                      discretion of the    President - Legal of Pioneer; and
                                          Board                Secretary/Clerk of most of PIM-USA's
                                                               subsidiaries since October 2000;
                                                               Secretary of all of the Pioneer Funds
                                                               since September 2003 (Assistant
                                                               Secretary from November 2000 to
                                                               September 2003); and Senior Counsel,
                                                               Assistant Vice President and Director
                                                               of Compliance of PIM-USA from April
                                                               1998 through October 2000
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J.          Assistant         Serves at the        Assistant Vice President and Senior      None
Kelley (40)             Secretary         discretion of the    Counsel of Pioneer since July 2002;
                                          Board                Vice President and Senior Counsel of
                                                               BISYS Fund Services, Inc. (April 2001
                                                               to June 2002); Senior Vice President
                                                               and Deputy General Counsel of Funds
                                                               Distributor, Inc. (July 2000 to April
                                                               2001; Vice President and Associate
                                                               General Counsel from July 1996 to July
                                                               2000); Assistant Secretary of all
                                                               Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (47)    Assistant         Serves at the        Partner, Wilmer Cutler Pickering Hale    None
                        Secretary         discretion of the    and Dorr LLP; Assistant Secretary of
                                          Board                all Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)       Treasurer         Serves at the        Vice President - Fund Accounting,        None
                                          discretion of the    Administration and Custody Services of
                                          Board                Pioneer; and Treasurer of all of the
                                                               Pioneer Funds (Assistant Treasurer
                                                               from June 1999 to November 2000)
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (45)    Assistant         Serves at the        Deputy Treasurer of Pioneer since 2004;  None
                        Treasurer         discretion of the    Treasurer and Senior Vice President,
                                          Board                CDC IXIS Asset Management Services
                                                               from 2002 to 2003; Assistant Treasurer
                                                               and Vice President, MFS Investment
                                                               Management from 1997 to 2002; and
                                                               Assistant Treasurer of all of the
                                                               Pioneer Funds since November 2004
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)   Assistant         Serves at the        Assistant Vice President - Fund          None
                        Treasurer         discretion of the    Accounting, Administration and Custody
                                          Board                Services of Pioneer; and Assistant
                                                               Treasurer of all of the Pioneer Funds
                                                               since November 2000
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)      Assistant         Serves at the        Fund Accounting Manager - Fund           None
                        Treasurer         discretion of the    Accounting, Administration and Custody
                                          Board                Services of Pioneer; and Assistant
                                                               Treasurer of all of the Pioneer Funds
                                                               since May 2002
-----------------------------------------------------------------------------------------------------------------------------------

PIONEER HIGH YIELD VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

TRUST OFFICERS
--------------------------------------------------------------------------------

                        POSITIONS HELD                         PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE            WITH THE TRUST    TERM OF OFFICE       YEARS                                    THIS OFFICER
Katharine Kim           Assistant         Serves at the        Fund Administration Manager - Fund       None
Sullivan (31)           Treasurer         discretion of the    Accounting, Administration and Custody
                                          Board                Services since June 2003; Assistant
                                                               Vice President - Mutual Fund
                                                               Operations of State Street Corporation
                                                               from June 2002 to June 2003 (formerly
                                                               Deutsche Bank Asset Management);
                                                               Pioneer Fund Accounting,
                                                               Administration and Custody Services
                                                               (Fund Accounting Manager from August
                                                               1999 to May 2002, Fund Accounting
                                                               Services Supervisor from 1997 to July
                                                               1999); Assistant Treasurer of all
                                                               Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (37)    Chief             Serves at the        Chief Compliance Officer of Pioneer      None
                        Compliance        discretion of the    (Director of Compliance and Senior
                        Officer           Board                Counsel from November 2000 to
                                                               September 2004); Vice President and
                                                               Associate General Counsel of UAM Fund
                                                               Services, Inc. (mutual fund
                                                               administration company) from February
                                                               1998 to November 2000; and Chief
                                                               Compliance Officer of all of the
                                                               Pioneer Funds.
-----------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES.

[LOGO] PIONEER
       Investment(R)

                                                       [LOGO]
                                                       PIONEER
                                                       Investments(R)

                        PIONEER VARIABLE CONTRACTS TRUST
          Pioneer International Value VCT Portfolio -- Class II Shares

                                                             ANNUAL REPORT

                                                           December 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio
  Portfolio and Performance Update                              2
  Comparing Ongoing Portfolio Expenses                          3
  Portfolio Management Discussion                               4
  Schedule of Investments                                       5
  Financial Statements                                          9
  Notes to Financial Statements                                13
  Report of Independent Registered Public Accounting Firm      18
  Trustees, Officers and Service Providers                     19

Please consider a Portfolio's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a Portfolio and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer Portfolio, contact your adviser, call 1-800-225-6292 or visit our website at www.pioneerfunds.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04

Sector Distribution
(As a percentage of total investment portfolio)
[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks 1.5%
Temporary Cash Investments 3.4%
Depositary Receipts for International Stocks 3.9%
International Common Stocks 91.2%

Geographical Distribution Sector
(As a percentage of equity holdings)

Other(individually less then 1%) 3.8%
Hungary 1.1%
Australia 1.0%
Belgium 1.0%
Brazil 1.0%
Turkey 1.3%
Ireland 1.5%
South Korea 1.5%
Netherlands 3.6%
Italy 4.2%
Spain 4.9%
Germany 5.4%
Switzerland 7.9%
United Kingdom 15.9%
France 16.3%
Japan 30.6

Five Largest Holdings
(As a percentage of equity holdings)

1. BP Amoco Plc                  3.17%
2. Vodafone Group Plc            2.76
3. Total SA                      2.33
4. Mitsubishi Tokyo Financial
   Group, Inc.                   2.26
5. Toyota Motor Co.              2.23

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04

Prices and Distributions

                               12/31/04      12/31/03
Net Asset Value per Share     $ 11.84      $ 10.04

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 12/31/04)        Dividends     Capital Gains     Capital Gains
                           $ 0.0431      $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer International Value VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free (ACWF) ex. U.S. Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Pioneer International Value VCT Portfolio
MSCI AC WId Fr USA

  Mar-95            10000            10000
                    10945            10960
  Dec-96            11819            11691
                    12227            11929
  Dec-98            11012            13655
                    15859            17877
  Dec-00            12260            15177
                     9326            12218
  Dec-02             8064            10425
                    10675            14740
  Dec-04            12641            17891


 Index comparison begins on 2/28/95. The Morgan Stanley Capital International
 (MSCI) All Country World Free Index measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value
Life-of-Class        2.40%
(3/1/95)
5 Years             -4.43%
1 Year              18.42%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value VCT
Portfolio

Based on actual returns from July 1, 2004 through December 31, 2004.

Share Class                                         I               II
---------------------------------------------------------------------------
       Beginning Account Value on 7/1/04       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/04        $ 1,146.73       $ 1,146.15
       Expenses Paid During Period*            $     9.74       $    11.58
---------------------------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.80% and 2.15% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value VCT
Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

Share Class                                         I               II
---------------------------------------------------------------------------
       Beginning Account Value on 7/1/04       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/04        $ 1,016.34       $ 1,014.43
       Expenses Paid During Period*            $     9.14       $    10.87
---------------------------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.80% and 2.15% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04

International stocks appreciated strongly during 2004, despite higher interest rates and rising oil prices. As Portfolio Manager Christopher Smart explains, investments in economically sensitive industries across Japan, Europe and emerging markets were strong contributors to performance.

Q: How did the Portfolio perform?

A: For the 12 months ended December 31, 2004, Class II shares rose 18.42% at net asset value. However, with the disappointing performance of a few stocks, it lagged the Morgan Stanley Capital International (MSCI) All Country World Free Index, which rose 21.36% for the same period.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   We've been underweighting technology stocks for some time out of concern for their valuations and weak demand in developed countries. Nevertheless, their limited presence in the Portfolio still detracted from performance. Nokia (Finland) and Ericsson (Sweden) suffered from inadequate product lines in an increasingly competitive market for mobile telephones. We saw opportunity in Hitachi Chemical (Japan), which we viewed as a promising, yet undervalued, manufacturer of electronic component materials. Unfortunately, concerns about the semiconductor cycle and weak personal computer sales drove the stock price down during the second half of the fiscal year.

   Outside the technology sector, two holdings domiciled in Switzerland were disappointing. Nestle S.A., the Swiss food giant, declined as the company's sales growth and profitability came in below expectations. We continue to believe that the stock will recover, as Nestle delivers on its promises to cut operating costs and improve its overall margins. Astra Zeneca's failure to secure approval for its anti-clotting medicine Exanta hurt expectations for future results, but we remain optimistic that its pipeline retains value.

Q: What investments contributed to performance?

A: Japanese stocks, helped by a recovery in the property market, proved very advantageous despite a retreat in the final months of the fiscal year. Investments in prefabricated housing and construction materials manufacturer Sekisui Chemical Company and Daiwa House rose considerably during the reporting period. Also, quality retail chains like Ryohin Keikaku Co. and clothing chain Fast Retailing enjoyed strong growth in operating profits.

   Investments in European cyclical stocks, which had lagged the market earlier this year, also posted gains. Electric utility E.on AG (Germany) appreciated sharply, as investors gained confidence in management's ability to sell non-core assets in real estate and the chemicals industry and boost its dividend pay-out ratio. The construction and engineering firm ACS benefited from strong growth in revenues from road, infrastructure and building contracts mainly in Spain, where economic expansion and European Union financing have supported a construction boom. Belgacom, which posted lackluster performance following its initial listing in March, recovered handsomely in the fall. High global oil prices have given management at Total SA (France) and ENI S.p.A (Italy) the opportunity to broaden its ambitions for new exploration and expansion of downstream businesses.

Q: What can you tell us about the Portfolio's investments in emerging markets?

A: Some limited but key investments in emerging markets helped performance considerably. Last spring, emerging markets were negatively affected by fears of global inflation and the Federal Reserve Board's (the Fed) tighter monetary policy. We thought that the Fed's interest rate increases would be gradual and that the ensuing fall in stock prices in these markets was overblown.

   Three new holdings exemplify our strategy in emerging markets. For the first time in more than a decade, real wages in Brazil are rising after weathering the effects of currency devaluation and inflation. Brazil's third largest bank, Unibanco, is a new holding that should profit from a continued acceleration of consumer spending and its growth in its credit card business and consumer lending. In Turkey, Koc Holdings rose nearly 30% during the recent quarter, as Turkey's accession into the European union took one small step closer to reality. Mobile operator Turkcell has increased its customer base by more than 22% over the last year, and minutes of usage by subscribers continues to climb.

Q: What is your outlook?

A: Barring any unforeseen events that could severely hamper the European recovery, the valuations of most stocks remain extremely attractive compared to the United States, and the earnings growth potential is good. We are also optimistic about prospects for a Japanese recovery, as land prices appreciate and consumers begin to spend again. In key emerging markets, like Turkey and Brazil, we think we'll continue to find investment opportunities, where falling inflation and interest rates have released powerful forces of domestic demand.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

     Shares                                                   Value
             PREFERRED STOCK - 0.5%
             Telecommunication Services - 0.5%
             Integrated Telecommunication
             Services - 0.5%
      8,400  Tele Norte Leste Participacoes (A.D.R.)    $   141,708
                                                        -----------
             TOTAL PREFERRED STOCK
             (Cost $101,323)                            $   141,708
                                                        -----------
             COMMON STOCKS - 98.7%
             Energy - 6.3%
             Integrated Oil & Gas - 2.7%
     30,110  BP Amoco Plc                               $   293,457
     17,400  Eni S.p.A.                                     436,278
                                                        -----------
                                                        $   729,735
                                                        -----------
             Oil & Gas Refining Marketing &
             Transportation - 3.6%
     12,600  Repsol SA                                  $   327,551
      2,960  Total SA                                       647,924
                                                        -----------
                                                        $   975,475
                                                        -----------
             Total Energy                               $ 1,705,210
                                                        -----------
             Materials - 8.1%
             Commodity Chemicals - 1.3%
      4,700  BASF India, Ltd.                           $   337,955
                                                        -----------
             Construction Materials - 2.9%
      9,600  CRH Plc                                    $   256,586
      6,200  Italcementi S.p.A.                              99,690
      1,600  Lafarge Br                                     154,175
      1,980  Vinci SA (a)                                   265,469
                                                        -----------
                                                        $   775,920
                                                        -----------
             Diversified Metals & Mining - 1.6%
      3,850  Freeport-McMoRan Copper & Gold, Inc.
             (Class B)                                  $   147,186
      2,100  Norilsk Nickel                                 114,713
      5,390  Rio Tinto Plc                                  158,384
                                                        -----------
                                                        $   420,283
                                                        -----------
             Industrial Gases - 1.3%
     62,000  Taiyo Nippon Sanso Corp.                   $   364,928
                                                        -----------
             Steel - 1.0%
     23,102  Broken Hill Proprietary Co., Ltd.          $   277,355
                                                        -----------
             Total Materials                            $ 2,176,441
                                                        -----------
             Capital Goods - 9.1%
             Aerospace & Defense - 0.3%
      2,700  European Aeronautic Defence                $    78,322
                                                        -----------

     Shares                                                   Value
             Construction & Engineering - 4.4%
     11,649  ACS, Actividades de Construccion y
             Servicios, SA                              $   265,916
      4,000  Compagnie de Saint Gobain                      240,262
    119,200  Kajima Corp.                                   514,067
        940  Technip                                        173,459
                                                        -----------
                                                        $ 1,193,704
                                                        -----------
             Electrical Components & Equipment - 1.6%
     55,800  Mitsubishi Electric Corp.                  $   274,245
      2,400  Schneider Electric SA                          166,700
                                                        -----------
                                                        $   440,945
                                                        -----------
             Industrial Conglomerates - 0.5%
 20,892,000  KOC Holding AS*                            $   136,428
                                                        -----------
             Industrial Machinery - 2.3%
      3,800  Atlas Copco AB                             $   171,478
     36,600  OSG Corp. (a)                                  443,151
                                                        -----------
                                                        $   614,629
                                                        -----------
             Total Capital Goods                        $ 2,464,028
                                                        -----------
             Commercial Services & Supplies - 0.8%
             Diversified Commercial Services - 0.8%
      8,100  TNT Post Group NV                          $   219,979
                                                        -----------
             Total Commercial Services &
             Supplies                                   $   219,979
                                                        -----------
             Transportation - 1.8%
             Railroads - 1.8%
         88  East Japan Railway Co.                     $   490,631
                                                        -----------
             Total Transportation                       $   490,631
                                                        -----------
             Automobiles & Components - 3.1%
             Auto Parts & Equipment - 0.4%
      1,500  Compagnie Generale des Etablissements
             Michelin                                   $    96,033
                                                        -----------
             Automobile Manufacturers - 2.7%
      2,500  Bayerische Motoren Werke AG                $   112,628
     15,300  Toyota Motor Co.                               625,414
                                                        -----------
                                                        $   738,042
                                                        -----------
             Total Automobiles & Components             $   834,075
                                                        -----------
             Consumer Durables & Apparel - 0.6%
             Apparel, Accessories & Luxury Goods - 0.6%
      1,000  Adidas-Salomon AG                          $   161,016
                                                        -----------
             Total Consumer Durables & Apparel          $   161,016
                                                        -----------
             Hotels, Restaurants & Leisure - 3.1%
             Casinos & Gaming - 1.7%
      8,200  Sega Sammy Holdings, Inc.*                 $   450,679
                                                        -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                 Value
            Restaurants - 1.4%
   37,200   Compass Group Plc                       $   175,549
   12,000   GUS plc                                     216,315
                                                    -----------
                                                    $   391,864
                                                    -----------
            Total Hotels, Restaurants & Leisure     $   842,543
                                                    -----------
            Media - 1.7%
            Advertising - 0.3%
    3,000   Publicis SA                             $    97,030
                                                    -----------
            Publishing - 1.4%
   11,200   Reed Elsevier Plc                       $   102,875
    8,400   Vivendi Universal*                          269,088
                                                    -----------
                                                    $   371,963
                                                    -----------
            Total Media                             $   468,993
                                                    -----------
            Retailing - 4.2%
            Distributors - 1.6%
   34,000   Mitsubishi Corp.                        $   439,416
                                                    -----------
            General Merchandise Stores - 2.6%
    6,900   Ito Yokado, Ltd.                        $   290,671
    7,900   Ryohin Keikaku Co., Ltd.                    397,075
                                                    -----------
                                                    $   687,746
                                                    -----------
            Total Retailing                         $ 1,127,162
                                                    -----------
            Food & Drug Retailing - 3.8%
            Drug Retail - 0.6%
   13,500   Boots Co., Plc                          $   169,621
                                                    -----------
            Food Retail - 3.2%
    7,266   Koninklijke Ahold NV (144A)*            $    56,227
    1,700   Nestle SA (Registered Shares)               444,812
   55,700   Tesco Plc                                   344,340
                                                    -----------
                                                    $   845,379
                                                    -----------
            Total Food & Drug Retailing             $ 1,015,000
                                                    -----------
            Food, Beverage & Tobacco - 3.1%
            Tobacco - 3.1%
   16,020   British American Tobacco Plc            $   275,853
       50   Japan Tobacco, Inc.                         570,938
                                                    -----------
                                                    $   846,791
                                                    -----------
            Total Food, Beverage & Tobacco          $   846,791
                                                    -----------
            Household & Personal Products - 1.5%
            Household Products - 1.5%
   28,300   Shiseido Co., Ltd.                      $   410,008
                                                    -----------
            Total Household & Personal
            Products                                $   410,008
                                                    -----------

   Shares                                                 Value
            Health Care Equipment & Services - 0.5%
            Health Care Supplies - 0.5%
      800   Nobel Biocare Holding AG                $   144,687
                                                    -----------
            Total Health Care Equipment &
            Services                                $   144,687
                                                    -----------
            Pharmaceuticals & Biotechnology - 5.7%
            Pharmaceuticals - 5.7%
    9,332   AstraZeneca Plc                         $   339,115
    8,590   GlaxoSmithKline Plc                         202,082
    3,200   Novartis                                    160,026
    3,138   Roche Holdings AG                           358,390
    4,280   Sanofi-Aventis                              342,093
    1,670   Schering AG                                 124,482
                                                    -----------
                                                    $ 1,526,188
                                                    -----------
            Total Pharmaceuticals &
            Biotechnology                           $ 1,526,188
                                                    -----------
            Banks - 11.5%
            Diversified Banks - 11.5%
    7,400   Allied Irish Banks Plc                  $   152,745
   16,225   Barclays Plc                                182,278
   18,200   Banco Bilbao Vizcaya Argentaria SA          322,105
   50,800   Banca Intesa S.p.A.                         243,983
    5,000   BNP Paribas SA                              361,801
    9,645   Credit Agricole SA                          290,387
    7,930   CS Group*                                   334,083
   18,000   Development Bank of Singapore, Ltd.         177,261
   17,200   HSBC Holding Plc                            289,924
    4,100   Kookmin Bank (A.D.R.)* (a)                  160,228
   12,520   Royal Bank of Scotland Group Plc            420,264
    5,100   Uniao de Bancos Brasileiros S.A.
            (Unibanco) (G.D.R.) (144A)                  161,772
                                                    -----------
                                                    $ 3,096,831
                                                    -----------
            Total Banks                             $ 3,096,831
                                                    -----------
            Diversified Financials - 9.3%
            Consumer Finance - 1.8%
   13,600   Credit Saison Co., Ltd.                 $   497,009
                                                    -----------
            Diversified Financial Services - 6.7%
   12,400   ING Groep NV                            $   374,947
    2,800   Lagardere S.C.A.                            201,682
    3,319   Societe Generale                            335,463
   50,000   Sumitomo Trust Bank                         361,633
    6,350   UBS AG                                      529,152
                                                    -----------
                                                    $ 1,802,877
                                                    -----------
            Specialized Finance - 0.8%
    3,400   Deutsche Boerse AG                      $   204,294
                                                    -----------
            Total Diversified Financials            $ 2,504,180
                                                    -----------

6 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Shares                                                    Value
            Insurance - 2.4%
            Life & Health Insurance - 0.7%
    5,300   Assicurazioni Generali                     $   179,543
                                                       -----------
            Multi-Line Insurance - 1.7%
   11,600   AXA                                        $   287,272
    1,080   Zurich Financial Services*                     179,517
                                                       -----------
                                                       $   466,789
                                                       -----------
            Total Insurance                            $   646,332
                                                       -----------
            Real Estate - 1.5%
            Real Estate Management & Development - 1.5%
   34,000   Mitsui Fudosan Co.                         $   414,847
                                                       -----------
            Total Real Estate                          $   414,847
                                                       -----------
            Software & Services - 0.5%
            IT Consulting & Other Services - 0.5%
    2,100   Atos Origin*                               $   142,448
                                                       -----------
            Total Software & Services                  $   142,448
                                                       -----------
            Technology Hardware & Equipment - 5.5%
            Semiconductors - 0.9%
    9,500   Philips Electronics NV                     $   251,307
                                                       -----------
            Computer Hardware - 0.4%
   35,300   Dixons Group Plc                           $   103,036
                                                       -----------
            Electronic Equipment & Instruments - 2.6%
    3,900   Nidec Corp.                                $   476,798
    2,490   Siemens                                        210,719
                                                       -----------
                                                       $   687,517
                                                       -----------
            Office Electronics - 1.6%
   32,500   Konica Minolta Holdings, Inc.*             $   432,715
                                                       -----------
            Total Technology Hardware &
            Equipment                                  $ 1,474,575
                                                       -----------
            Semiconductors - 2.5%
            Semiconductor Equipment - 1.6%
    7,100   Tokyo Electron, Ltd.                       $   439,022
                                                       -----------
            Semiconductors - 0.9%
      250   Samsung Electronics                        $   109,101
   15,900   Taiwan Semiconductor Manufacturing Co.
            (A.D.R.)                                       134,991
                                                       -----------
                                                       $   244,092
                                                       -----------
            Total Semiconductors                       $   683,114
                                                       -----------
            Telecommunication Services - 9.8%
            Alternate Carriers - 1.3%
   11,000   France Telecom                             $   363,354
                                                       -----------

   Shares                                                    Value
            Integrated Telecommunication Services - 4.2%
    6,500   Belgacom SA*                               $   280,528
   16,200   British Sky Broadcasting Plc                   174,818
   17,500   Mahanagar Telephone Nigam, Ltd.                139,650
   18,730   Telefonica SA                                  352,014
   46,486   Telecom Italia S.p.A.                          189,794
                                                       -----------
                                                       $ 1,136,804
                                                       -----------
            Wireless Telecommunciation Services - 4.3%
    1,000   Mobile Telesystems (A.D.R.) (a)            $   138,510
    6,500   SK Telecom Co., Ltd. (a)                       144,625
   12,091   Turk ell Iletism Hizmet (A.D.R.)               218,847
  243,611   Vodafone Group Plc                             659,444
                                                       -----------
                                                       $ 1,161,426
                                                       -----------
            Total Telecommunication Services           $ 2,661,584
                                                       -----------
            Utilities - 2.3%
            Electric Utilities - 2.3%
    3,533   E.On AG                                    $   321,530
    2,700   Iberdrola SA*                                   68,502
   23,300   National Grid Transco Plc                      221,864
                                                       -----------
                                                       $   611,896
                                                       -----------
            Total Utilities                            $   611,896
                                                       -----------
            TOTAL COMMON STOCKS
            (Cost $20,557,882)                         $26,668,559
                                                       -----------
            TEMPORARY CASH INVESTMENT - 3.5%
            Security Lending Collateral - 3.5%
  946,907   Securities Lending
            Investment Fund, 2.18%                     $   946,907
                                                       -----------
            TOTAL TEMPORARY CASH
            INVESTMENT
            (Cost $946,907)                            $   946,907
                                                       -----------
            TOTAL INVESTMENTS IN
            SECURITIES - 102.7%
            (Cost $21,606,112)(b)                      $27,757,174
                                                       -----------
            OTHER ASSETS
            AND LIABILITIES - (2.7)%                   $  (764,844)
                                                       -----------
            TOTAL NET ASSETS - 100.0%                  $26,992,333
                                                       ===========

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

(A.D.R.) American Depositary Receipt
(G.D.R.) Global Depository Receipt
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2004, the value of these securities amounted to $217,999 or 0.8% of net assets.
*        Non-income producing security
(a)      At December 31, 2004, the following securities were out on loan:

         Shares      Security                         Market Value
          3,895      Kookmin Bank (A.D.R.) *         $ 152,217
            950      Mobile Telesystems (A.D.R.)       131,585
         30,700      OSG Corp.                         371,776
            570      SK Telecom Co., Ltd.               12,683
          1,800      Vinci SA                          241,344
                                                     ---------
                     Total                           $ 909,605
                                                     =========

(b) Distributions of investments by country of issue, as a percentage of total equity holdings (excluding temporary cash investments) is as follows:

       Japan                                     30.6%
       France                                    16.3
       United Kingdom                            15.9
       Switzerland                                7.9
       Germany                                    5.4
       Spain                                      4.9
       Italy                                      4.2
       Netherlands                                3.6
       South Korea                                1.5
       Ireland                                    1.5
       Turkey                                     1.3
       Brazil                                     1.1
       Belgium                                    1.0
       Austrialia                                 1.0
       Other (individually less than 1%)          3.8
                                                -----
                                                100.0%
                                                =====

8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         Year Ended        5/1/03 to
Class II (a)                                                                              12/31/04          12/31/03
Net asset value, beginning of period                                                     $  10.04         $   7.76
                                                                                         ========         =========
Increase (decrease) from investment operations:
 Net investment income (loss)                                                            $  (0.02)        $   0.05
 Net realized and unrealized gain on investments and foreign currency transactions           1.86             2.29
                                                                                         --------         --------
  Net increase from investment operations                                                    1.84            2.34
                                                                                         --------         --------
Distributions to shareholders:
 Net investment income                                                                   $  (0.04)        $  (0.06)
 Net increase (decrease) in net asset value                                              $   1.80         $   2.28
                                                                                         --------         ---------
 Net asset value, end of period                                                          $  11.84         $  10.04
                                                                                         --------         ---------
Total return*                                                                               18.42%           30.31%**
Ratio of net expenses to average net assets+                                                 2.13%            2.02%**
Ratio of net investment loss to average net assets+                                       (  0.11)%         ( 0.81)%**
Portfolio turnover rate                                                                       129%              99%
Net assets, end of period (in thousands)                                                 $  4,133         $   1,081
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                                                2.13%            2.02%**
 Net investment loss                                                                      (  0.11)%         ( 0.81)%

(a) Class 2 shares were first publicly offered on May 1, 2003.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**  Annualized.
 +  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $909,605) (Cost     $  27,757,174
  $21,606,112)
 Cash                                                                                         678,505
 Receivables --
  Investment securities sold                                                                  432,458
  Dividends, interest and foreign taxes withheld                                               43,107
  Forward foreign currency settlement contracts, net                                            4,089
 Other                                                                                          1,841
                                                                                        -------------
   Total assets                                                                         $  28,917,174
                                                                                        -------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                        $    867,838
  Fund shares repurchased                                                                      11,283
  Upon return of securities loaned                                                            946,907
  Due to affiliates                                                                            25,455
 Accrued expenses                                                                              73,358
                                                                                        -------------
   Total liabilities                                                                    $   1,924,841
                                                                                        -------------
NET ASSETS:
 Paid-in capital                                                                        $  34,920,512
 Undistributed net investment income (loss)                                                    30,080
 Accumulated undistributed net realized gain (loss)                                       (14,107,986)
 Net unrealized gain (loss) on:
  Investments                                                                               6,151,062
  Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                                            (1,335)
                                                                                        -------------
   Total net assets                                                                     $  26,992,333
                                                                                        -------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                                            $  22,859,452
 Shares outstanding                                                                         1,923,744
                                                                                        -------------
  Net asset value per share                                                             $       11.88
 Class II:
 No par value (unlimited number of shares authorized)
  Net assets                                                                            $   4,132,881
  Shares outstanding                                                                          349,111
                                                                                        -------------
 Net asset value per share                                                              $       11.84

10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                             Year Ended
                                                                              12/31/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $53,248)                       $  499,250
 Interest                                                                        4,330
 Income on securities loaned, net                                               14,304
                                                                            ----------
  Total investment income                                                   $  517,884
                                                                            ----------
EXPENSES:
 Management fees                                                            $  237,439
 Transfer agent fees and expenses                                                2,971
 Distribution fees (Class II)                                                    5,526
 Administrative reimbursements                                                  18,500
 Custodian fees                                                                 70,086
 Professional fees                                                              62,141
 Printing expense                                                               13,358
 Miscellaneous                                                                  14,409
                                                                            ----------
  Total expenses                                                            $  424,430
                                                                            ----------
  Net expenses                                                              $  424,430
                                                                            ----------
    Net investment income (loss)                                            $   93,454
                                                                            ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                                                $2,873,604
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                            (63,278)
                                                                            ----------
                                                                            $2,810,326
                                                                            ----------
 Change in net unrealized gain or (loss) from:
  Investments (the change in reserve for repatriation taxes of $86,981)     $1,321,708
  Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                            (11,522)
                                                                            ----------
                                                                            $1,310,186
                                                                            ----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                                         $4,120,512
                                                                            ==========
 Net increase (decrease) in net assets resulting
  from operations                                                           $4,213,966
                                                                            ==========

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                                   12/31/04           12/31/03
FROM OPERATIONS:
Net investment income (loss)                    $     93,454        $   136,624
Net realized gain (loss) on investments            2,810,326           (857,791)
Change in net unrealized gain or (loss) on
 investments, futures contracts and
 foreign currency transactions                     1,310,186          6,236,488
                                                ------------        -----------
  Net increase (decrease) in net assets
    resulting from operations                   $  4,213,966        $ 5,515,321
                                                ------------        -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                        $   (113,573)       $  (146,246)
 Class II                                             (8,890)                (4)
                                                ------------        ------------
  Total distributions to shareowners            $   (122,463)       $  (146,250)
                                                ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $  4,380,480        $ 2,253,340
Reinvestment of distributions                        122,460            146,246
Cost of shares repurchased                        (5,189,620)        (5,452,468)
                                                ------------        ------------
 Net increase (decrease) in net assets
  resulting from Fund share transactions        $   (686,680)       $(3,052,882)
                                                ------------        ------------
 Net increase (decrease) in net assets          $  3,404,823        $ 2,316,189
                                                ------------        ------------
NET ASSETS:
Beginning of year                               $ 23,587,510        $21,271,321
                                                ------------        ------------
End of year                                     $ 26,992,333        $23,587,510
                                                ------------        ------------
Undistributed net investment income (loss),
 end of year                                    $     30,080        $   122,367
                                                ============        ============

12 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer International Value Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap Value I Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

The Portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of International Value VCT Portfolio is to seek long-term capital growth.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements. which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

   consideration other significant events in determining the fair value of these securities. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets.

   At December 31, 2004, there were no fair valued securities except as follows. All securities that trade in foreign markets whose closing prices are as of times prior to the close of the NYSE and that are held by International Value Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE. Temporary cash investments and securities held by the Portfolio are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (see Note 8)

D. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2004, no such taxes were paid.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for taxes on repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding year of such investments and the related tax rates and other such factors. As of December 31, 2004, the Portfolio had no reserves related to taxes on the repatriation of foreign currencies.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------

   determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, International Value VCT Portfolio had a capital loss carryforward of $14,094,402 of which the following amounts will expire between 2009 and 2011 if not utilized: $6,653,888 in 2009, $5,309,516 in 2010 and $2,130,998 in 2011.

   At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolio's capital accounts on a tax basis.
-------------------------------------------------------------------------------

                                               Undistributed   Accumulated Net
                                              Net Investment    Realized Gain   Paid-In
Portfolio                                      Income (Loss)       (Loss)       Capital
--------------------------------------------------------------------------------------
 Pioneer International Value VCT Portfolio   $(63,278)        $63,278             $--
                                             =========        =======             ====
--------------------------------------------------------------------------------------

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.
--------------------------------------------------------------------------------

                                                                  2004             2003
------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                            $   122,463        $146,250
 Long-Term capital gain                                              --              --
                                                            -----------        --------
                                                            $   122,463        $146,250
 Return of Capital                                                   --              --
                                                            -----------        --------
  Total distributions                                       $   122,463        $146,250
                                                            ===========        ========
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                              $    34,169
 Undistributed long-term gain/(capital loss carryforward)   (14,094,402)
 Unrealized appreciation (depreciation)                       6,132,054
                                                            -----------
  Total                                                     $(7,928,179)
                                                            ============
------------------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, and the mark to market on forward currency contracts.

E. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class I shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

   shares can bear different transfer agent and distribution fees.

F. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the following annual rate of 1.00% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $24,357 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $270 in transfer agent fees payable to PIMSS at December 31, 2004.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $828 payable to PFD at December 31, 2004.

5. Aggregate Unrealized Appreciation and Depreciation
At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:
--------------------------------------------------------------------------------

                                                                                            Net
                                                         Gross            Gross        Appreciation/
                                      Tax Cost       Appreciation     Depreciation     (Depreciation)
---------------------------------------------------------------------------------------------------
 International Value Portfolio      $21,619,696       $6,175,716       $ (38,238)        $6,137,478
                                    ===========       ==========       ==========        ==========
---------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $30,362,933 and $30,703,827, respectively.

7. Capital Shares
At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:
--------------------------------------------------------------------------------

International Value Portfolio     '04 Shares     '04 Amount    '03 Shares      '03 Amount
---------------------------------------------------------------------------------------------------

 CLASS I:
 Shares sold                        125,954    $  1,319,269      148,266      $  1,260,116
 Reinvestment of distributions       10,994         113,572       17,452           146,246
 Shares repurchased                (449,994)     (4,643,483)    (658,580)       (5,442,461)
                                   --------    ------------     --------      ------------
 Net increase (decrease)           (313,046)   $ (3,210,642)    (492,862)     $ (4,036,099)
                                   =========   =============    =========     =============
 CLASS II:
 Shares sold                        294,244    $  3,061,211      108,723      $    993,224
 Reinvestment of distributions          862           8,888           --                --
 Shares repurchased                 (53,626)       (546,137)      (1,092)          (10,077)
                                   --------    ------------     --------      ------------
 Net increase (decrease)            241,480    $  2,523,962      107,631      $    983,217
                                   ========    =============    =========     =============
---------------------------------------------------------------------------------------------------

8. Forward Foreign Currency Contracts
During the year ended December 31, 2004, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. As of December 31, 2004, the Portfolio had no outstanding portfolio hedges.

Outstanding forward currency settlement contracts were as follows:
--------------------------------------------------------------------------------

                                                                                         Net
                                        Gross        Settlement         Gross        Receivable/
Portfolio                            Receivable         Date           Payable        (Payable)
---------------------------------------------------------------------------------------------------
 International Value Portfolio       $ (432,458)    1/3/05           $ (429,646)      $ (2,812)
 International Value Portfolio       $  867,839     1/3/05           $  860,938       $  6,901
---------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Pioneer Variable Contracts Trust and the Class II Shareowners of Pioneer International Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer International Value VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                   /s/ Ernst & Young

Boston, Massachusetts
February 11, 2005

Pioneer International Value VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                   Trustees and Officers
Pioneer Investment Management, Inc.                  The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together
Custodian                                            with their rincipal occupations during the past five years. Trustees who
Brown Brothers Harriman & Co                         are interested persons of the Portfolio within the meaning of the
                                                     Investment Company Act of 1940 are referred to as Interested Trustees.
Independent Registered Public Accounting Firm        Trustees who are not interested persons of the Trust are referred to as
Ernst & Young LLP                                    Trustees. Each of the Trustees serves as a trustee of each of the 73 U.S.
                                                     registered investment portfolios for which Pioneer Investment Management,
Principal Underwriter                                Inc. ("Pioneer") serves as investment adviser (the "Trust"). The address
Pioneer Funds Distributor, Inc.                      for all Interested Trustees and all officers of the Portfolio is 60 State
                                                     Street, Boston, Massachusetts 02109.

Legal Counsel                                        The Trust's statement of additional information provides more detailed
Wilmer Cutler Pickering Hale and Dorr LLP            information regarding the  Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Shareowner Services and Transfer                     Proxy Voting Policies and Procedures of the Trust are available without
Pioneer Investment Management Shareholder Services,  charge, upon Agent request, by calling our toll free number
Inc.                                                 (1-800-225-6292). This information is also available online at
                                                     pioneerfunds.com. Pioneer Investment Management Shareholder Services, Inc.
                                                     online at pioneerfunds.com. online at pioneerfunds.com.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                POSITIONS HELD                        PRINCIPAL OCCUPATION DURING
NAME AND AGE    WITH THE TRUST  TERM OF OFFICE        PAST FIVE YEARS                    OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan,  Chairman of the Serves until          Trustee and President Serves       Director of Harbor Global Company, Ltd.
Jr. (78)*       Board, Trustee  successor trustee     until retirement or removal
                President       and is elected or or  earlier retirement Deputy
                                removal               Chairman and a Director of
                                                      Pioneer Global Asset Management
                                                      S.p.A. ("PGAM"); Non-Executive
                                                      Chairman and a Director of
                                                      Pioneer Investment Manage
                                                      ("PIM-USA"); Chairman and a
                                                      Director of Pio of Pioneer
                                                      Alternative Investment Managemen
                                                      (Dublin); President and a
                                                      Director of Pione Investment
                                                      Management (Bermuda) Limited and
                                                      funds; President and Director of
                                                      Pioneer Fu Inc. ("PFD");
                                                      President of all of the Pione Of
                                                      Counsel (since 2000, partner
                                                      prior to 20 Pickering Hale and
                                                      Dorr LLP (counsel to PIM Pioneer
                                                      Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood  Trustee and     Serves until          President and Chief Executive      None
(52)**          Executive Vice  successor trustee is  Officer, PIM-USA since May 2003
                President       elected or earlier    (Director since January 2001);
                                retirement or removal President and Director of Pioneer
                                                      since May 2003; Chairman and
                                                      Director of Pioneer Investment
                                                      Management Shareholder Services,
                                                      Inc. ("PIMSS") since May 2003;
                                                      Executive Vice President of all of
                                                      the Pioneer Funds since June 2003;
                                                      Executive Vice President and Chief
                                                      Operating Officer of PIM-USA,
                                                      November 2000 to May 2003;
                                                      Executive Vice President, Chief
                                                      Financial Officer and Treasurer,
                                                      John Hancock Advisers, L.L.C.,
                                                      Boston, MA, November 1999 to
                                                      November 2000; Senior Vice
                                                      President and Chief Financial
                                                      Officer, John Hancock Advisers,
                                                      L.L.C., April 1997 to November
                                                      1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                POSITIONS HELD                        PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS HELD BY
NAME AND AGE    WITH THE TRUST  TERM OF OFFICE        PAST FIVE YEARS                 THIS TRUSTEE
David R.        Trustee since   Serves until a        Senior Vice President and       Director of The Enterprise Social Investment
Bock** (61)     2005            successor trustee is  Chief Financial Officer,        Company (privately-held affordable housing
3050 K.                         elected or earlier    I-trax, Inc (publicly traded    finance company); Director of New York
Street NW,                      retirement or removal.health care services            Mortgage Trust (publicly traded mortgage
Washington,                                           company) (2001-present);        REIT)
DC 20007                                              Managing Partner, Federal
                                                      City Capital Advisors
                                                      (boutique merchant
                                                      bank)(1995-2000; 2002 to
                                                      2004); Executive Vice
                                                      President and Chief
                                                      Financial Officer, Pedestal
                                                      Inc. (internet-based
                                                      mortgage trading company)
                                                      (2000-2002)
** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
 Mary K. Bush   Trustee since   Serves until          President, Bush International   Director of Brady Corporation (industrial
 (56) 3509      2000.           successor trustee is  (international inancial         identification and specialty coated material
 Woodbine                       elected or earlier    advisory firm)                  products manufacturer), Millennium
 Street,                        retirement or removal                                 Chemicals, Inc. (commodity chemicals),
 Chevy Chase,                                                                         Mortgage Guaranty Insurance Corporation,
 MD 20815                                                                             and R.J. Reynolds Tobacco Holdings, Inc.
                                                                                      (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret        Trustee since   Serves until          Founding Director, The          None
B.W. Graham      2000.          successor trustee is  Winthrop Group, Inc.
(57) 1001                       elected or earlier    (consulting firm); Professor
Sherbrooke                      retirement or removal of Management, Faculty of
Street West,                                          Management, McGill
Montreal,                                             University
Quebec,
Canada H3A
1G5
------------------------------------------------------------------------------------------------------------------------------------
Marguerite      Trustee since   Serves untill         President, and Chief Executive  Director of New American High Income Fund,
A. Piret        1995.           successor             Officer, Newbury, Piret &       Inc.(closed-end investment company)
(56) One                        trustee is            Company, Inc. (investment
Boston                          elected or            banking firm)
Place, 28th                     earlier
Floor,                          retirement
Boston, MA                      or removal
02108
------------------------------------------------------------------------------------------------------------------------------------
Stephen K.      Trustee since   Serves until          Senior Counsel, Sullivan &      Director, The Swiss Helvetic Fund, Inc.
West (76)       1995.           successor trustee     Cromwell (law firm)             (closed-end investment company) and AMVESCAP
125 Broad                       is elected or earlier                                 PLC (investment managers)
Street, New                     retirement or removal
York, NY
10004
------------------------------------------------------------------------------------------------------------------------------------
John            Trustee since   Serves until          President, John Winthrop & CO.,  None
Winthrop        September,      successor trustee     Inc.(private  investment firm)
(68) One        2000.           is elected or earlier
North Adgers                    retirement or removal
Wharf,
Charleston,
SC 29401
------------------------------------------------------------------------------------------------------------------------------------

20

Pioneer International Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                 POSITIONS HELD                             PRINCIPAL OCCUPATION DURING    OTHER DIRECTORSHIPS
NAME AND AGE     WITH THE TRUST  TERM OF OFFICE             PAST FIVE YEARS                HELD BY THIS OFFICER
Dorothy E.       Secretary       Serves at the discretion   Secretary of PIM-USA; Senior    None
Bourassa (57)                    of the Board               Vice President - Legal of
                                                            Pioneer; and Secretary/Clerk
                                                            of most of PIM-USA's
                                                            subsidiaries since October
                                                            2000; Secretary of all of the
                                                            Pioneer Funds since September
                                                            2003 (Assistant Secretary
                                                            from November 2000 to
                                                            September 2003); and Senior
                                                            Counsel, Assistant Vice
                                                            President and Director of
                                                            Complianc of PIM-USA from
                                                            April 1998 through October
                                                            2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.   Assistant       Serves at the discretion   Assistant Vice President and   None
 Kelley (40)     Secretary       of the Board               Senior Counsel of Pioneer
                                                            since July 2002; Vice
                                                            President and Senior Counsel
                                                            of BISYS Fund Services, Inc.
                                                            (April 2001 to June 2002);
                                                            Senior Vice President and
                                                            Deputy General Counsel of
                                                            Funds Distributor, Inc. (July
                                                            2000 to April 2001; Vice
                                                            President and Associate
                                                            General Counsel from July
                                                            1996 to July 2000); Assistant
                                                            Secretary of all Pioneer
                                                            Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C.         Assistant       Serves at the discretion   Partner, Wilmer Cutler         None
Phelan (47)      Secretary       of the Board               Pickering Hale and Dorr LLP;
                                                            Assistant Secretary of all
                                                            Pioneer Funds since September
                                                            2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent          Treasurer       Serves at the discretion   Vice President-Fund            None
Nave (59)                        of the Board               Accounting, Administration
                                                            and Custody Services of
                                                            Pioneer; and Treasurer of all
                                                            of the Pioneer Funds
                                                            (Assistant Treasurer from
                                                            June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Mark E.          Assistant       Serves at the discretion   Deputy Treasurer of Pioneer    None
Bradley (45)     Treasurer       of the Board               since 2004; Treasurer and
                                                            Senior Vice President, CDC
                                                            IXIS Asset Management
                                                            Services from 2002 to 2003;
                                                            Assistant Treasurer and Vice
                                                            President, MFS Investment
                                                            Management from 1997 to 2002;
                                                            and Assistant Treasurer of
                                                            all of the Pioneer Funds
                                                            since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I.          Assistant       Serves at the discretion   Assistant Vice President -     None
Presutti (39)    Treasurer       of the Board               Fund Accounting,
                                                            Administration and Custody
                                                            Services of Pioneer; and
                                                            Assistant Treasurer of all of
                                                            the Pioneer Funds since
                                                            November 2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan    Assistant       Serves at the discretion   Fund Accounting Manager -      None
(46)             Treasurer       of the Board               Fund Accounting,
                                                            Administration and Custody
                                                            Services of Pioneer; and
                                                            Assistant Treasurer of
                                                            all of the Pioneer Funds since
                                                            May 2002
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Pioneer International Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                 POSITIONS HELD                             PRINCIPAL OCCUPATION
NAME AND AGE     WITH THE TRUST  TERM OF OFFICE             DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katharine Kim    Assistant       Serves at the discretion   Fund Administration Manager -  None
Sullivan (31)    Treasurer       of the Board               Fund Accounting,
                                                            Administration and Custody
                                                            Services since June 2003;
                                                            Assistant Vice President -
                                                            Mutual Fund Operations of
                                                            State Street Corporation from
                                                            June 2002 to June 2003
                                                            (formerly Deutsche Bank Asset
                                                            Management); Pioneer Fund
                                                            Accounting, Administration
                                                            and Custody Services (Fund
                                                            Accounting Manager from
                                                            August 1999 to May 2002, Fund
                                                            Accounting Services
                                                            Supervisor from 1997 to July
                                                            1999); Assistant Treasurer of
                                                            all Pioneer Funds since
                                                            September 2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin  Chief           Serves at the discretion   Chief Compliance Officer of    None
(37)             Compliance      of the Board               Pioneer (Director of
                 Officer                                    Compliance and Senior Counsel
                                                            from November 2000 to
                                                            September 2004); Vice
                                                            President and Associate
                                                            General Counsel of UAM Fund
                                                            Services, Inc. (mutual fund
                                                            administration company) from
                                                            February 1998 to November
                                                            2000; and Chief Compliance
                                                            Officer of all of the Pioneer
                                                            Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------
                           This page for your notes.

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                        PIONEER VARIABLE CONTRACTS TRUST

       PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO -- CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth VCT Portfolio

   Portfolio and Performance Update                           2

   Comparing Ongoing Portfolio Expenses                       3

   Portfolio Management Discussion                            4

   Schedule of Investments                                    5

   Financial Statements                                       7

   Notes to Financial Statements                             11

   Report of Independent Registered Public Accounting Firm   15

   Trustees, Officers and Service Providers                  16

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT www.pioneerfunds.com.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT http://www.sec.gov. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER OAK RIDGE LARGE CAP GROWTH VCT          PIONEER VARIABLE CONTRACTS TRUST
PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                             93.3%
Depositary Receipts for International Stocks    6.7%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology   22.9%
Consumer Discretionary   16.8%
Industrials              16.6%
Health Care              16.3%
Financials               14.5%
Energy                    8.0%
Consumer Staples          4.9%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. eBAY, Inc.         3.78%
2. XTO Energy, Inc.   3.53
3. Qualcomm, Inc.     3.31
4. Danaher Corp.      3.31
5. Popular, Inc.      3.28

The Portfolio is actively managed and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

PRICES AND DISTRIBUTIONS
                            12/31/04   3/15/04
Net Asset Value per Share    $ 11.09   $ 10.00

DISTRIBUTIONS PER SHARE               SHORT-TERM      LONG-TERM
(3/15/04 - 12/31/04)      DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                          $ --        $ --            $ --

--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

        Russell 1000 Growth Index   Pioneer Oak Ridge Large Cap Growth VCT Portfolio* Growth Index
4-Mar                       10000                                                            10000
4-Dec                       10548                                                            10851

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
Life-of-Class   10.90%
(3/15/04)

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER OAK RIDGE LARGE CAP GROWTH VCT
PORTFOLIO                                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004

          SHARE CLASS                             II
          ---------------------------------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,069.43
          Expenses Paid During Period*        $     6.91

* Expenses are equal to the Portfolio's annualized expense ratio of 1.33% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2004 through December 31, 2004

          SHARE CLASS                             II
          ---------------------------------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,020.36
          Expenses Paid During Period*        $     6.75

* Expenses are equal to the Portfolio's annualized expense ratio of 1.33% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER OAK RIDGE LARGE CAP GROWTH VCT
PORTFOLIO                                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

A WORD ABOUT RISK:

THE PORTFOLIO INVESTS IN A LIMITED NUMBER OF SECURITIES AND, AS A RESULT, THE PORTFOLIO'S PERFORMANCE MAY BE MORE VOLATILE THAN THE PERFORMANCE OF PORTFOLIOS HOLDING MORE SECURITIES.

CALL 800-688-9915 OR VISIT www.pioneerfunds.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN. PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS

PERFORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHERWISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

In the following interview, David Klaskin, Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Lead Portfolio Manager, discusses the factors that influenced performance for the period from the Portfolio's inception on March 15, 2004 through December 31, 2004.

Q:   HOW DID THE U.S. STOCK MARKET PERFORM DURING THE PAST YEAR?

A: Stocks performed very well during the past year, as continued global growth, favorable earnings results and improving corporate balance sheets combined to form a solid foundation for the market. While stocks provided a reasonable return, their upward path was very choppy due to weakness in the second and third quarters. During this time, the market was pressured by a number of concerns, including geopolitical tensions, soaring oil prices and rising U.S. interest rates. Investors, therefore, began to rotate into higher-quality stocks with solid fundamentals, and away from the riskier stocks that had been top performers during 2003 and the first quarter of this year. This shift was a positive for the Portfolio, given our focus on higher quality, fundamentally sound companies.

Q:   HOW DID PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO PERFORM?

A: Class II shares of the Portfolio produced a total return of 10.90% at net asset value for the period from the Portfolio's inception on March 15, 2004, through December 31, 2004, outpacing the 7.58% return of the Russell 1000 Growth Index over the same period.

     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

     We are pleased that the Portfolio has performed well both on an absolute basis and relative to its benchmark. While past performance is no guarantee of future results, of course, we believe the Portfolio's strong showing is the result of our disciplined investment style. Like all growth managers, we look for companies with accelerating earnings. However, we also require that two other important factors be in place. First, our research must indicate to us that an issue's earnings growth is sustainable. And second, the stocks we purchase must be reasonably valued in our view, since even fast-growing stocks can be very risky if they are purchased at too rich of a price. We believe this approach is the best way to find companies that are poised to perform well over a three- to five-year time horizon.

Q: HOW IS THE PORTFOLIO POSITIONED IN THE TWO LARGEST INDUSTRY SECTORS IN THE RUSSELL 1000 GROWTH INDEX: TECHNOLOGY AND HEALTH CARE?

A: We added significant relative value through our approach to the technology sector, which underperformed the general market due to the prospect of slowing sales growth in 2005. In this environment, our relatively conservative positioning - i.e., our focus on reasonably valued, blue chip companies within the sector - paid off. In addition, performance was helped by the fact that technology is the Portfolio's largest sector underweight (a weighting below that of the benchmark). Two of the Portfolio's top performers in technology were Qualcomm, whose business model of earning royalties for its wireless communications technology has enabled the stock to perform well amid broader tech weakness; and Dell Computer, which continues to gain market share from its competitors. The Portfolio also was helped by being underweight in the more cyclical areas within technology, such as semiconductors. In particular, our decision to avoid Intel - which underperformed by a wide margin during the period - proved to be a distinct positive for performance.

     Turning to health care, we added significant value through our decision to avoid the large-cap pharmaceuticals sector. Although these stocks are now as inexpensive as they were following President Clinton's attempt at sweeping health care reform in 1993, we believe there are not enough new drugs in the pipeline to make up for the lost revenues from drugs that are coming off patent protection. We looked instead for opportunities among service providers and equipment companies, such as Zimmer Holdings - a leading manufacturer of orthopedic products. Zimmer declined in the third quarter on weaker than expected earnings, prompting us to trim the position, but the stock was a strong contributor for the full year. On the negative side, the generic drug maker Teva Pharmaceuticals was one of the Portfolio's leading detractors. We continue to hold the stock, however, as we remain confident in its longer term prospects.

Q:   WHAT OTHER ELEMENTS OF THE PORTFOLIOS'S POSITIONING AFFECTED PERFORMANCE?

A: Energy stocks performed very well during the period, as the rising prices of oil and gas boosted profits for companies in the sector. The Portfolio was helped by both an overweight position and strong stock selection within the group. We received strong performance from XTO Energy, which has demonstrated the ability to manage its business effectively even during difficult times. Apache, an exploration and production company that reported record production and 57% earnings growth during the third quarter, also performed very well.

     In the consumer discretionary area, the online auction company eBay provided stellar performance. eBay has emerged as a true "category killer," meaning that there is no other company that has come close to being able to establish a stronghold in its market space. While the company's fundamentals remain strong, we have begun to trim the position on the basis of its valuation. Specialty retailers such as Staples and Best Buy also contributed positively to performance. A key detractor within the consumer discretionary group was IAC/InteractiveCorp, which integrates a variety of online businesses. While we believed this would allow the company to benefit from increased online activity, the stock fell following the release of disappointing second quarter results.

     In the financial sector, we have gradually reduced the presence of companies that are sensitive to interest rate movements - such as traditional banks - given that the Federal Reserve is likely to continue raising rates. At the same time, we have maintained a position in stocks with more diversified business lines that have the potential to benefit from continued strength in the economy, such as Sallie Mae and American Express. A top performer among financials was Popular, which holds a strong market position within Latin America and the fast-growing Hispanic population in the United States.

Q:   WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET?

A: A number of factors continue to work in the market's favor, including steady worldwide growth, the improvement in corporate balance sheets, and companies' growing focus on dividends and share buybacks. However, the risks to market performance, which include rising interest rates and the potential for geopolitical disruptions, remain firmly in place. As a result, we think the post-bubble rally in lower-quality, higher-risk companies has likely run its course, and that should translate into a continued investor preference for higher quality companies with strong fundamentals. In this environment, we believe we can continue to add value through our disciplined, selective approach to investing.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER OAK RIDGE LARGE CAP GROWTH VCT
PORTFOLIO                                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------
SHARES                                                   VALUE
         COMMON STOCKS - 94.4%
         ENERGY - 7.5%
         OIL & GAS DRILLING - 1.7%
 1,640   BJ Services Co.                             $  76,326
                                                     ---------
         OIL & GAS EXPLORATION & PRODUCTION - 5.8%
 2,145   Apache Corp.                                $ 108,473
 4,139   XTO Energy, Inc.                              146,438
                                                     ---------
                                                     $ 254,911
                                                     ---------
         TOTAL ENERGY                                $ 331,237
                                                     ---------
         CAPITAL GOODS - 12.7%
         AEROSPACE & DEFENSE - 2.1%
 1,270   L-3 Communications Holdings, Inc.           $  93,015
                                                     ---------
         ELECTRICAL COMPONENT & EQUIPMENT - 2.9%
 3,515   General Electric Co.                        $ 128,298
                                                     ---------
         INDUSTRIAL CONGLOMERATES - 5.6%
 2,395   Danaher Corp.                               $ 137,496
 3,080   Tyco International, Ltd.                      110,079
                                                     ---------
                                                     $ 247,575
                                                     ---------
         INDUSTRIAL MACHINERY - 2.1%
 1,124   Ingersoll-Rand Co.                          $  90,256
                                                     ---------
         TOTAL CAPITAL GOODS                         $ 559,144
                                                     ---------
         TRANSPORTATION - 3.0%
         AIR FREIGHT & COURIERS - 3.0%
 1,340   FedEx Corp.                                 $ 131,977
                                                     ---------
         TOTAL TRANSPORTATION                        $ 131,977
                                                     ---------
         HOTELS, RESTAURANTS & LEISURE - 1.6%
         CASINOS & GAMING - 1.6%
 2,085   International Game Technology               $  71,682
                                                     ---------
         TOTAL HOTELS, RESTAURANTS & LEISURE         $  71,682
                                                     ---------
         MEDIA - 1.8%
         BROADCASTING & CABLE TELEVISION - 1.8%
 2,710   Univision Communications, Inc.*             $  79,322
                                                     ---------
         TOTAL MEDIA                                 $  79,322
                                                     ---------
         RETAILING - 12.4%
         COMPUTER & ELECTRONICS RETAIL - 1.9%
 1,415   Best Buy Co., Inc.                          $  84,079
                                                     ---------
         GENERAL MERCHANDISE STORES - 1.9%
 1,635   Target Corp.                                $  84,906
                                                     ---------
         HOME IMPROVEMENT RETAIL - 2.1%
 1,565   Lowe's Co., Inc.                            $  90,128
                                                     ---------
         INTERNET RETAIL - 3.6%
 1,350   eBAY, Inc.*                                 $ 156,978
                                                     ---------
         SPECIALTY STORES - 2.9%
 3,825   Staples, Inc.                               $ 128,941
                                                     ---------
         TOTAL RETAILING                             $ 545,032
                                                     ---------
         FOOD & DRUG RETAILING - 2.2%
         HYPERMARKETS & SUPERCENTERS - 2.2%
 1,850   Wal-Mart Stores, Inc.                       $  97,717
                                                     ---------
         TOTAL FOOD & DRUG RETAILING                 $  97,717
                                                     ---------
         HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
         HOUSEHOLD PRODUCTS - 2.4%
 1,950   Procter & Gamble Co.                        $ 107,406
                                                     ---------
         TOTAL HOUSEHOLD & PERSONAL
         PRODUCTS                                    $ 107,406
                                                     ---------
         HEALTH CARE EQUIPMENT & SERVICES - 10.5%
         HEALTH CARE DISTRIBUTORS - 1.7%
 2,450   Teva Pharmaceutical Industries, Ltd.        $  73,157
                                                     ---------
         HEALTH CARE EQUIPMENT - 2.2%
 1,205   Zimmer Holdings, Inc.*                      $  96,545
                                                     ---------
         HEALTH CARE SERVICES - 4.4%
 2,660   Caremark Rx, Inc.*                          $ 104,884
   935   Quest Diagnostics, Inc.                        89,339
                                                     ---------
                                                     $ 194,223
                                                     ---------
         HEALTH CARE SUPPLIES - 2.2%
 1,225   Alcon, Inc.                                 $  98,735
                                                     ---------
         TOTAL HEALTH CARE EQUIPMENT &
         SERVICES                                    $ 462,660
                                                     ---------
         PHARMACEUTICALS & BIOTECHNOLOGY - 4.8%
         BIOTECHNOLOGY - 4.8%
 1,395   Amgen, Inc.*                                $  89,489
 2,255   Genentech, Inc.*                              122,762
                                                     ---------
                                                     $ 212,251
                                                     ---------
         TOTAL PHARMACEUTICALS &
         BIOTECHNOLOGY                               $ 212,251
                                                     ---------
         BANKS - 5.6%
         DIVERSIFIED BANKS - 5.6%
 4,720   Popular, Inc.                               $ 136,078
 3,495   U.S. Bancorp                                  109,463
                                                     ---------
                                                     $ 245,541
                                                     ---------
         TOTAL BANKS                                 $ 245,541
                                                     ---------
         DIVERSIFIED FINANCIALS - 6.3%
         CONSUMER FINANCE - 4.7%
 1,585   American Express Co.                        $  89,346
 2,205   SLM Corp.                                     117,725
                                                     ---------
                                                     $ 207,071
                                                     ---------
         DIVERSIFIED FINANCIAL SERVICES - 1.6%
 1,421   Citigroup, Inc.                             $  68,464
                                                     ---------
         TOTAL DIVERSIFIED FINANCIALS                $ 275,535
                                                     ---------

The accompanying notes are an integral part of these financial statements.     5

PIONEER OAK RIDGE LARGE CAP GROWTH VCT
PORTFOLIO                                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                        VALUE
         INSURANCE - 1.9%
         LIFE & HEALTH INSURANCE - 1.9%
 2,045   Aflac, Inc.                                    $    81,473
                                                        -----------
         TOTAL INSURANCE                                $    81,473
                                                        -----------
         SOFTWARE & SERVICES - 7.1%
         APPLICATION SOFTWARE - 2.6%
 4,280   Microsoft Corp.                                $   114,319
                                                        -----------
         DATA PROCESSING & OUTSOURCED SERVICES - 4.5%
 1,835   Affiliated Computer Services, Inc.*            $   110,449
 2,045   First Data Corp.                                    86,994
                                                        -----------
                                                        $   197,443
                                                        -----------
         TOTAL SOFTWARE & SERVICES                      $   311,762
                                                        -----------
         TECHNOLOGY HARDWARE & EQUIPMENT - 10.3%
         COMMUNICATIONS EQUIPMENT - 3.1%
 3,245   Qualcomm, Inc.                                 $   137,588
                                                        -----------
         COMPUTER HARDWARE - 4.7%
 3,095   Dell, Inc.*                                    $   130,423
   775   IBM Corp.                                           76,400
                                                        -----------
                                                        $   206,823
                                                        -----------
         TECHNOLOGY DISTRIBUTORS - 2.5%
 1,755   Fisher Scientific International,Inc.*          $   109,477
                                                        -----------
         TOTAL TECHNOLOGY HARDWARE &
         EQUIPMENT                                      $   453,888
                                                        -----------
         SEMICONDUCTORS - 4.2%
2,967    Marvell Technology Group, Ltd.*                $   105,239
3,275    Texas Instruments, Inc.                             80,631
                                                        -----------
                                                        $   185,870
                                                        -----------
         TOTAL SEMICONDUCTORS                           $   185,870
                                                        -----------
         TOTAL COMMON STOCKS
         (Cost $3,805,081)                              $ 4,152,497
                                                        -----------
         TOTAL INVESTMENTS
         IN SECURITIES - 94.4%
         (Cost $3,805,081)                              $ 4,152,497
                                                        -----------
         OTHER ASSETS AND
         LIABILITIES - 5.6%                             $   244,178
                                                        -----------
         TOTAL NET ASSETS - 100.0%                      $ 4,396,675
                                                        ===========

*    Non-income producing security.

6     The accompanying notes are an integral part of these financial statements.

PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
PIONEER                                                 VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       3/15/04
                                                                                         TO
CLASS II                                                                               12/31/04
Net asset value, beginning of period                                                   $ 10.00
                                                                                       -------
Increase from investment operations:
   Net investment income                                                               $  0.03
   Net realized and unrealized gain on investments and foreign currency transactions      1.06
                                                                                       -------
   Net increase from investment operations                                             $  1.09
                                                                                       -------
      Net increase in net asset value                                                  $  1.09
                                                                                       -------
   Net asset value, end of period                                                      $ 11.09
                                                                                       =======
Total return*                                                                            10.90%
Ratio of net expenses to average net assets+                                              0.95%**
Ratio of net investment income to average net assets+                                     0.79%**
Portfolio turnover rate                                                                     21%
Net assets, end of period (in thousands)                                               $ 4,397
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                           6.22%**
   Net investment loss                                                                   (4.48)%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly
   Net expenses                                                                           0.95%**
   Net investment income                                                                  0.79%**

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period. Total return rate is not annualized.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.     7

PIONEER OAK RIDGE LARGE CAP GROWTH VCT
PORTFOLIO                                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (Cost $3,805,081)    $ 4,152,497
   Cash                                                        431,488
   Futures collateral
   Receivables--
      Fund shares sold                                          78,147
      Dividends, interest and foreign taxes withheld             3,766
      Due from Pioneer Investment Management, Inc.               5,936
   Other                                                           486
                                                           -----------
         Total assets                                      $ 4,672,320
                                                           -----------
LIABILITIES:
   Payables--
      Investment securities purchased                      $   235,345
      Fund shares repurchased                                      971
   Due to affiliates                                             2,529
   Accrued expenses                                             36,800
                                                           -----------
         Total liabilities                                 $   275,645
                                                           -----------
NET ASSETS:
   Paid-in capital                                         $ 4,087,874
   Undistributed net investment income (loss)                   10,654
   Accumulated undistributed net realized gain (loss)          (49,269)
   Net unrealized gain (loss) on:
      Investments                                              347,416
                                                           -----------
         Total net assets                                  $ 4,396,675
                                                           -----------
NET ASSET VALUE PER SHARE:
   CLASS II:
   (No par value, unlimited number of shares authorized)
      Net assets                                           $ 4,396,675
   Shares outstanding                                          396,294
                                                           -----------
      Net asset value per share                            $     11.09
                                                           -----------

8     The accompanying notes are an integral part of these financial statements.

PIONEER OAK RIDGE LARGE CAP GROWTH VCT
PORTFOLIO                                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                             FOR THE PERIOD
                                                              FROM 3/15/04
                                                            (COMMENCEMENT OF
                                                             OPERATIONS) TO
                                                               12/31/04
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $82)             $  21,407
   Interest                                                         1,652
                                                                ---------
      Total investment income                                   $  23,059
                                                                ---------
EXPENSES:
   Management fees                                              $   9,922
   Transfer agent fees                                              1,261
   Distribution fees                                                3,308
   Administrative fees                                             13,875
   Custodian fees                                                  18,027
   Professional fees                                               25,896
   Printing                                                         9,641
   Fees and expenses of nonaffiliated trustees                         99
   Miscellaneous                                                      238
                                                                ---------
         Total expenses                                         $  82,267
         Less management fees waived and expenses assumed
            by Pioneer Investment Management, Inc.                (69,698)
         Less fees paid indirectly
                                                                ---------
         Net expenses                                           $  12,569
                                                                ---------
               Net investment income (loss)                     $  10,490
                                                                ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) from:
      Investments                                               $ (49,269)
                                                                ---------
                                                                $ (49,269)
                                                                ---------
   Change in net unrealized gain or loss from:
      Investments                                               $ 347,416
                                                                ---------
                                                                $ 347,416
                                                                ---------
   Net gain (loss) on investments contracts                     $ 298,147
                                                                =========
   Net increase (decrease) in net assets resulting
      from operations                                           $ 308,637
                                                                =========

The accompanying notes are an integral part of these financial statements.     9

PIONEER OAK RIDGE LARGE CAP GROWTH VCT
PORTFOLIO                                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGESIN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE PERIOD
                                                    FROM 3/15/04
                                                  (COMMENCEMENT OF
                                                   OPERATIONS) TO
                                                     12/31/04
FROM OPERATIONS:
Net investment income                                $    10,490
Net realized gain (loss) on investments                  (49,269)
Change in net unrealized gain or loss on
   investments, futures contracts and
   foreign currency transactions                         347,416
                                                     -----------
      Net increase (decrease) in net assets
         resulting from operations                   $   308,637
                                                     -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                     $ 4,148,102
Cost of shares repurchased                               (60,064)
                                                     -----------
      Net increase in net assets resulting from
         Fund share transactions                     $ 4,088,038
                                                     -----------
      Net increase in net assets                     $ 4,396,675
NET ASSETS:
End of period                                        $ 4,396,675
                                                     ===========
Undistributed net investment income (loss),
   end of period                                     $    10,654
                                                     ===========

10    The accompanying notes are an integral part of these financial statements.

PIONEER OAK RIDGE LARGE CAP GROWTH VCT
PORTFOLIO                                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Oak Ridge Large Cap Growth VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company
      Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value
      Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares
      Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income
      Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio) Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income
      Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only) Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak
      Ridge Large Cap Growth Portfolio) (Class II shares only) Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio) (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value II Portfolio) (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

The Oak Ridge Large Cap Growth VCT Portfolio commenced operations on March 15, 2004.

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Oak Ridge Large Cap Growth Portfolio is capital appreciation.

The financial statements and financial highlights of all other portfolios are presented in separate books.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

PIONEER OAK RIDGE LARGE CAP GROWTH VCT
PORTFOLIO                                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The portfolio elected to defer $27,697 in capital losses recognized between November 1, 2004 and December 31, 2004 to its fiscal year ending December 31, 2005.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, Oak Ridge Large Cap Growth VCT Portfolio had a capital loss carryforward of $29,924, which will expire in 2012 if not utilized.

     At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                                                    UNDISTRIBUTED   ACCUMULATED
                                                   NET INVESTMENT    REALIZED     PAID-IN
PORTFOLIO                                           INCOME (LOSS)   GAIN (LOSS)   CAPITAL
------------------------------------------------   --------------   -----------   -------
Pioneer Oak Ridge Large Cap Growth VCT Portfolio       $ (164)         $ (0)       $ (164)
                                                       ======          ====        ======

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004, on a tax basis. There were no distributions paid during the fiscal year ended December 31, 2004.

                                            2004
                                         ---------
DISTRIBUTABLE EARNINGS
   (ACCUMULATED LOSSES):
Undistributed ordinary income            $  10,654
Undistributed long-term gain/
   (capital loss carryforward)             (16,924)
Post-October loss deferred                 (27,697)
Unrealized appreciation (depreciation)     342,768
                                         ---------
   Total                                 $ 308,801
                                         =========

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

C.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the period ended December 31, 2004. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

PIONEER OAK RIDGE LARGE CAP GROWTH VCT
PORTFOLIO                                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

D.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

E.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $1,542 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $135 in transfer agent fees payable to PIMSS at December 31, 2004.

4.   DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $852 payable to PFD at December 31, 2004.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                         NET
                                                        GROSS          GROSS        APPRECIATION/
                                        TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                       -----------   ------------   ------------   --------------
Oak Ridge Large Cap Growth Portfolio   $ 3,809,729    $ 357,009      $ (14,241)      $ 342,768
                                       ===========    =========      ==========      =========

PIONEER OAK RIDGE LARGE CAP GROWTH VCT
PORTFOLIO                                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

6.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the period ended December 31, 2004, were $4,202,207 and $347,858, respectively.

7.   CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

OAK RIDGE LARGE CAP GROWTH PORTFOLIO   '04 SHARES   '04 AMOUNT
------------------------------------   ----------   -----------
CLASS II:
Shares sold                             402,048     $ 4,148,102
Reinvestment of distributions                --              --
Shares repurchased                       (5,754)        (60,064)
                                        --------    -----------
   Net increase                         396,294     $ 4,088,038
                                        ========    ===========

PIONEER OAK RIDGE LARGE CAP GROWTH VCT
PORTFOLIO                                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS II SHAREOWNERS OF PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Oak Ridge Large Cap Growth VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statements of operations and changes in net assets, and the finan-cial highlights, for the period from March 15, 2004 (commencement of operations) to December 31, 2004. These finan-cial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Oak Ridge Large Cap Growth VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations, changes in its net assets, and the financial highlights, for the period from March 15, 2004 (commencement of operations) to December 31, 2004 in conformity with U.S. generally accepted accounting principles.

                                        Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                           TRUSTEES AND OFFICERS
Pioneer Investment                                           The Trust's Board of Trustees provides broad supervision over the
Management, Inc.                                             affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five
CUSTODIAN                                                    years. Trustees who are interested persons of the Portfolio within the
Brown Brothers Harriman & Co.                                meaning of the Investment Company Act of 1940 are referred to as
                                                             Interested Trustees. Trustees who are not interested persons of the
                                                             Trust are referred to as Independent Trustees. Each of the Trustees
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                serves as a trustee of each of the 73 U.S. registered investment
Ernst & Young LLP                                            portfolios for which Pioneer Investment Management, Inc. ("Pioneer")
                                                             serves as investment adviser (the "Trust"). The address for all
                                                             Interested Trustees and all officers of the Portfolio is 60 State
PRINCIPAL UNDERWRITER                                        Street, Boston, Massachusetts 02109.
Pioneer Funds Distributor, Inc.
                                                             The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon
LEGAL COUNSEL                                                request, without charge, by calling 1-800-225-6292.
Hale and Dorr LLP
                                                             Proxy Voting Policies and Procedures of the Trust are available without charge, upon Agent request, by calling our toll free number
SHAREOWNER SERVICES AND TRANSFER                             (1-800-225-6292). This information is also available online at
Pioneer Investment Management Shareholder Services, Inc.     pioneerfunds.com.


--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                     POSITIONS HELD
NAME AND AGE         WITH THE TRUST     TERM OF OFFICE       PRINCIPAL OCCUPATION DURING PAST    OTHER DIRECTORSHIPS HELD
                                                             FIVE YEARS                          BY THIS TRUSTEE
John F. Cogan, Jr.   Chairman of the    Serves until         Trustee and President Serves        Director of Harbor
(78)*                Board, Trustee     successor trustee    until retirement or removal;        Global Company, Ltd.
                     and                is elected or        Deputy Chairman and a Director
                     President          earlier retirement   of Pioneer Global Asset
                                        or removal           Management S.p.A. ("PGAM");
                                                             Non-Executive Chairman
                                                             and a Director of Pioneer
                                                             Investment Management USA Inc.
                                                             ("PIM-USA"); Chairman and a
                                                             Director of Pioneer; Director
                                                             of Pioneer Alternative
                                                             Investment Management Limited
                                                             (Dublin); President and a
                                                             Director of Pioneer Alternative
                                                             Investment Management (Bermuda)
                                                             Limited and affiliated
                                                             funds; President and Director of
                                                             Pioneer Funds Distributor,
                                                             Inc. ("PFD"); President of all
                                                             of the Pioneer Funds; and
                                                             Of Counsel (since 2000, partner
                                                             prior to 2000), Wilmer Cutler
                                                             Pickering Hale and Dorr LLP
                                                             (counsel to PIM-USA and the
                                                             Pioneer Funds).

* Mr. Cogan is an Interested  Trustee because he is an officer or director of Pioneer and certain of its affiliates.
--------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood       Trustee and        Serves until         President and Chief Executive       None
(52)**               Executive          successor trustee    Officer, PIM-USA since May
                     Vice President     is elected or        2003 (Director since January
                                        earlier retirement   2001); President and Director
                                        or removal           of Pioneer since May 2003;
                                                             Chairman and Director of
                                                             Pioneer Investment Management
                                                             Shareholder Services, Inc.
                                                             ("PIMSS") since May 2003;
                                                             Executive Vice President of all
                                                             of the Pioneer Funds since June
                                                             2003; Executive Vice President
                                                             and Chief Operating Officer of
                                                             PIM-USA, November 2000 to
                                                             May 2003; Executive Vice
                                                             President, Chief Financial
                                                             Officer and Treasurer, John
                                                             Hancock Advisers, L.L.C.,
                                                             Boston, MA, November 1999 to
                                                             November 2000; Senior Vice
                                                             President and Chief Financial
                                                             Officer, John Hancock Advisers,
                                                             L.L.C., April 1997 to November
                                                             1999.
** Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
--------------------------------------------------------------------------------------------------------------------------

PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                     POSITIONS HELD
NAME AND AGE         WITH THE TRUST     TERM OF OFFICE       PRINCIPAL OCCUPATION DURING PAST    OTHER DIRECTORSHIPS HELD
                                                             FIVE YEARS                          BY THIS TRUSTEE
David R. Bock        Trustee since      Serves until a       Senior Vice President and Chief     Director of The
**(61)               2005.              successor            Financial Officer, I-trax, Inc.     Enterprise Social
3050 K. Street NW,                      trustee is elected   (publicly traded health care        Investment Company
Washington, DC                          or earlier           services company)                   (privately-held
20007                                   retirement or        (2001-present); Managing            affordable housing
                                        removal.             Partner, Federal City Capital       finance company);
                                                             Advisors (boutique merchant         Director of New York
                                                             bank)(1995 -2000; 2002 to           Mortgage Trust (publicly
                                                             2004); Executive Vice President     traded mortgage REIT)
                                                             and Chief Financial Officer,
                                                             Pedestal Inc. (internet-based
                                                             mortgage trading company)
                                                             (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)    Trustee since      Serves until         President, Bush International       Director of Brady
3509 Woodbine        2000.              successor trustee    (international financial            Corporation (industrial
Street,                                 is elected or        advisory firm)                      identification and
Chevy Chase, MD                         earlier retirement                                       specialty coated material
20815                                   or removal                                               products manufacturer),
                                                                                                 Millennium Chemicals,
                                                                                                 Inc. (commodity
                                                                                                 chemicals), Mortgage
                                                                                                 Guaranty Insurance
                                                                                                 Corporation, and R.J.
                                                                                                 Reynolds Tobacco
                                                                                                 Holdings, Inc. (tobacco)
--------------------------------------------------------------------------------------------------------------------------
Margaret B.W.        Trustee since      Serves until         Founding Director, The Winthrop     None
Graham (57)          2000.              successor trustee    Group, Inc. (consulting firm);
1001 Sherbrooke                         is elected or        Professor of Management, Faculty
Street                                  earlier retirement   of Management, McGill
West, Montreal,                         or removal           University
Quebec,
Canada H3A 1G5
--------------------------------------------------------------------------------------------------------------------------
Marguerite A.        Trustee since      Serves until         President and Chief Executive       Director of New America
Piret (56)           1995.              successor trustee    Officer, Newbury, Piret &           High Income Fund,
One Boston Place,                       is elected or        Company, Inc. (investment           Inc. (closed-end
28th Floor,                             earlier retirement   banking firm)                       investment company)
Boston, MA 02108                        or removal
--------------------------------------------------------------------------------------------------------------------------
Stephen K. West      Trustee since      Serves until         Senior Counsel, Sullivan &          Director, The Swiss
(76)                 1995.              successor trustee    Cromwell (law firm)                 Helvetia Fund, Inc.
125 Broad Street,                       is elected or                                            (closed-end investment
New York, NY 10004                      earlier retirement                                       company) and
                                        or removal                                               AMVESCAP PLC (investment
                                                                                                 managers)
--------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)   Trustee since      Serves until         President, John Winthrop & Co.,     None
One North Adgers     September, 2000.   successor trustee    Inc. (private investment firm)
Wharf,                                  is elected or
Charleston, SC                          earlier retirement
29401                                   or removal
--------------------------------------------------------------------------------------------------------------------------

PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                     POSITIONS HELD
NAME AND AGE         WITH THE TRUST     TERM OF OFFICE       PRINCIPAL OCCUPATION DURING PAST    OTHER DIRECTORSHIPS HELD
                                                             FIVE YEARS                          BY THIS OFFICER
Dorothy E.           Secretary          Serves at the        Secretary of PIM-USA; Senior        None
Bourassa (57)                           discretion           Vice President - Legal of
                                        of the Board         Pioneer; and Secretary/Clerk of
                                                             most of PIM-USA's
                                                             subsidiaries since October 2000;
                                                             Secretary of all of the
                                                             Pioneer Funds since September
                                                             2003 (Assistant Secretary
                                                             from November 2000 to September
                                                             2003); and Senior
                                                             Counsel, Assistant Vice
                                                             President and Director of
                                                             Compliance
                                                             of PIM-USA from April 1998
                                                             through October 2000
--------------------------------------------------------------------------------------------------------------------------
Christopher J.       Assistant          Serves at the        Assistant Vice President and        None
Kelley (40)          Secretary          discretion           Senior Counsel of Pioneer since
                                        of the Board         July 2002; Vice President and
                                                             Senior Counsel of BISYS Fund
                                                             Services, Inc. (April 2001 to
                                                             June 2002); Senior Vice
                                                             President and Deputy General
                                                             Counsel of Funds Distributor,
                                                             Inc. (July 2000 to April 2001;
                                                             Vice President and Associate
                                                             General Counsel from July 1996
                                                             to July 2000); Assistant
                                                             Secretary of all Pioneer Funds
                                                             since September 2003
--------------------------------------------------------------------------------------------------------------------------
David C. Phelan      Assistant          Serves at the        Partner, Wilmer Cutler Pickering    None
(47)                 Secretary          discretion           Hale and Dorr LLP; Assistant
                                        of the Board         Secretary of all Pioneer Funds
                                                             since September 2003
--------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)    Treasurer          Serves at the        Vice President - Fund               None
                                        discretion           Accounting, Administration and
                                        of the Board         Custody Services of Pioneer; and
                                                             Treasurer of all of the
                                                             Pioneer Funds (Assistant
                                                             Treasurer from June 1999 to
                                                             November 2000)
--------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley      Assistant          Serves at the        Deputy Treasurer of Pioneer         None
(45)                 Treasurer          discretion           since 2004; Treasurer and Senior
                                        of the Board         Vice President, CDC IXIS Asset
                                                             Management Services from
                                                             2002 to 2003; Assistant
                                                             Treasurer and Vice President, MFS
                                                             Investment Management from 1997
                                                             to 2002; and Assistant
                                                             Treasurer of all of the Pioneer
                                                             Funds since November 2004
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti     Assistant          Serves at the        Assistant Vice President - Fund     None
(39)                 Treasurer          discretion           Accounting, Administration
                                        of the Board         and Custody Services of Pioneer;
                                                             and Assistant Treasurer of
                                                             all of the Pioneer Funds since
                                                             November 2000
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)   Assistant          Serves at the        Fund Accounting Manager - Fund      None
                     Treasurer          discretion           Accounting, Administration
                                        of the Board         and Custody Services of Pioneer;
                                                             and Assistant Treasurer of
                                                             all of the Pioneer Funds since
                                                             May 2002
--------------------------------------------------------------------------------------------------------------------------

PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                     POSITIONS HELD
NAME AND AGE         WITH THE TRUST     TERM OF OFFICE       PRINCIPAL OCCUPATION DURING PAST    OTHER DIRECTORSHIPS HELD
                                                             FIVE YEARS                          BY THIS OFFICER
Katharine Kim        Assistant          Serves at the        Fund Administration Manager -       None
Sullivan (31)        Treasurer          discretion           Fund Accounting,
                                        of the Board         Administration and Custody
                                                             Services since June 2003;
                                                             Assistant Vice President -
                                                             Mutual Fund Operations of
                                                             State Street Corporation from
                                                             June 2002 to June 2003
                                                             (formerly Deutsche Bank Asset
                                                             Management); Pioneer
                                                             Fund Accounting, Administration
                                                             and Custody Services
                                                             (Fund Accounting Manager from
                                                             August 1999 to May 2002,
                                                             Fund Accounting Services
                                                             Supervisor from 1997 to July
                                                             1999); Assistant Treasurer of
                                                             all Pioneer Funds since
                                                             September 2003
--------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin      Chief Compliance   Serves at the        Chief Compliance Officer of         None
(37)                 Officer            discretion           Pioneer (Director of Compliance
                                        of the Board         and Senior Counsel from November
                                                             2000 to September 2004);
                                                             Vice President and Associate
                                                             General Counsel of UAM Fund
                                                             Services, Inc. (mutual fund
                                                             administration company) from
                                                             February 1998 to November 2000;
                                                             and Chief Compliance Officer of
                                                             all of the Pioneer Funds.
--------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PIM, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

--------------------------------------------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

[LOGO] PIONEER
       Investments(R)

                                                           [LOGO] PIONEER
                                                                  INVESTMENTS(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

               PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO -- CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer Papp America-Pacific Rim VCT Portfolio

   Portfolio and Performance Update                           2

   Comparing Ongoing Portfolio Expenses                       3

   Portfolio Management Discussion                            4

   Schedule of Investments                                    5

   Financial Statements                                       6

   Notes to Financial Statements                             10

   Report of Independent Registered Public Accounting Firm   13

   Trustees, Officers and Service Providers                  14

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT WWW.PIONEERFUNDS.COM.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO  PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                             95.4%
Depositary Receipts for International Stocks    4.6%

SECTOR DISTRIBUTION PORTFOLIO
(As a percentage of equity holdings)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology   30.3%
Health Care              20.5%
Industrials              13.9%
Consumer Staples         13.3%
Financials               11.7%
Consumer Discretionary    7.9%
Energy                    2.4%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1.   Medtronic, Inc.               4.79%
2.   Johnson & Johnson             4.76
3.   General Electric Co.          4.70
4.   Expeditors International of
        Washington, Inc.           4.65
5.   Estee Lauder Co.              4.58

The Portfolios is actively managed and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

PRICES AND DISTRIBUTIONS
                            12/31/04   3/15/04
Net Asset Value per Share    $ 10.14   $ 10.00

DISTRIBUTIONS PER SHARE               SHORT-TERM      LONG-TERM
(3/15/04 - 12/31/04)      DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                             $ --          $ --            $ --

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Russell 1000 Growth Index   Pioneer Papp America-Pacific Rim VCT Portfolio*
3/31/2004                       10000                                             10000
12/4/2004                       10548                                             10020

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Fund   1.40%
   (3/15/04)

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO  PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER PAPP AMERICA-PACIFIC RIM FUND VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

            SHARE CLASS                             II
            ---------------------------------   ----------
            Beginning Account Value on 7/1/04   $ 1,000.00
            Ending Account Value on 12/31/04    $   991.20
            Expenses Paid During Period*        $     6.65

* Expenses are equal to the Portfolio's annualized expense ratio of 1.33% for Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER PAPP AMERICA-PACIFIC RIM FUND VCT PORTFOLIO

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

            SHARE CLASS                             II
            ---------------------------------   ----------
            Beginning Account Value on 7/1/04   $ 1,000.00
            Ending Account Value on 12/31/04    $ 1,020.36
            Expenses Paid During Period*        $     6.75

* Expenses are equal to the Portfolio's annualized expense ratio of 1.33% for Class II, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO  PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

A WORD ABOUT RISK:

INVESTING IN FOREIGN AND/OR EMERGING MARKETS SECURITIES INVOLVES RISKS RELATING TO INTEREST RATES, CURRENCY EXCHANGE RATES, ECONOMIC, AND POLITICAL CONDITIONS. THE PORTFOLIO INVESTS IN A LIMITED NUMBER OF SECURITIES AND, AS A RESULT, THE PORTFOLIO'S PERFORMANCE MAY BE MORE VOLATILE THAN THE PERFORMANCE OF PORTFOLIO'S HOLDING MORE SECURITIES. INVESTING IN THE SECURITIES OF U.S. ISSUERS WITH SUBSTANTIAL FOREIGN ACTIVITIES INVOLVES MANY OF THE SAME RISKS AS INVESTING IN THE SECURITIES OF FOREIGN ISSUERS.

CALL 800-688-9915 OR VISIT WWW.PIONEERFUNDS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN.

PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS PERFORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHERWISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

With stocks of small or lesser quality companies very much in favor in 2004, large-company growth stocks sat out the market's rally for much of the year. However, as Rosellen Papp, a member of the Portfolio's management team, discusses in the following interview, these out-of-favor, large-capitalization stocks have become quite attractive and may be poised for a turnaround in 2005.

Q:   HOW DID THE PORTFOLIO PERFORM FOR THE FISCAL YEAR?

A: Despite the positive fundamentals underlying the sound, well managed, large-company stocks in your Portfolio, this sector of the equity market posted lackluster returns for the abbreviated fiscal year under review. From the Portfolio's inception on March 15, 2004 through December 31, 2004, the Portfolio's Class II shares returned 1.40% at net asset value. In comparison, the Russell 1000 Growth Index climbed 7.58% for the same period.

     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: COULD YOU TALK MORE SPECIFICALLY ABOUT WHICH COMPANIES HURT PERFORMANCE FOR THE FISCAL YEAR?

A: Certainly. With the exception of Internet companies, technology stocks as a group were out of favor during the fiscal year. Investments in Intel did poorly in 2004 after doubling in price in 2003. Microsoft's stock price ended the year down a bit for the year. However, this growth company paid a special one-time income dividend of $3 per share last fall, which, when factored in, translated into a positive return for the stock for the year. This, in turn, caused the Portfolio to pay an income dividend to our shareowners - the first time since 1997.

     With the world's population aging, we think the health care sector will be a natural beneficiary. However, pharmaceutical stocks took a hit last fall when Merck (not held by the Portfolio) pulled Vioxx from the market as a result of safety concerns about this blockbuster painkiller. The Portfolio holds Pfizer, which produces a drug called Celebrex in the same Cox-2 inhibitor family, but the FDA has not requested the removal of this painkiller from the market. We will continue to monitor this holding.

     With the "baby boomers" in their peak saving years, preparing for college costs and retirement, we expect financial services stocks to perform well over time. However, the trend to higher interest rates took a toll on this group during the reporting period, depressing stock prices of financial services companies. We think the Portfolio's financial holdings were unjustly targeted, especially State Street Corp., which rallied strongly during the fourth quarter of 2004.

Q:   COULD YOU MENTION A COUPLE OF INVESTMENTS THAT HELPED PERFORMANCE?

A: Expeditors International of Washington, Inc. is an international airfreight forwarding company that is profiting from increased trade volume between Asia and the rest of the globe. This company experienced strong revenue growth in 2004 due in large part to its China-to-Europe and China-to-United States trade routes.

     Chevron is one of the largest crude oil and liquified natural gas (LNG) producers in the Asian Rim, and its stock appreciated nicely. We think Chevron offers a low risk approach to investing in the energy sector through its historic partnership with China National Offshore Oil Corp to drill off Mainland China.

Q:   WHAT IS YOUR OUTLOOK FOR 2005?

A: Small-capitalization companies completed their sixth straight year of strong returns in 2004. Likewise, value stocks have enjoyed robust performance for the past few years. After such strong performance, many market observers believe that the overlooked, large-capitalization growth companies may be poised for a rally. Large-company technology and pharmaceutical stocks, which floundered in 2004, may offer some of the most compelling investment opportunities in 2005. It'll be critical to be invested in such underappreciated stocks when the market finally turns in their favor, and a recovery begins in earnest.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO  PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

SHARES                                                                     VALUE
         COMMON STOCKS - 98.2%
         ENERGY - 2.4%
         INTEGRATED OIL & GAS - 2.4%
   640   ChevronTexaco Corp.                                         $    33,606
                                                                     -----------
         TOTAL ENERGY                                                $    33,606
                                                                     -----------
         CAPITAL GOODS - 9.0%
         ELECTRICAL COMPONENT & EQUIPMENT - 9.0%
   900   Emerson Electric Co.                                        $    63,090
 1,800   General Electric Co.                                             65,700
                                                                     -----------
                                                                     $   128,790
                                                                     -----------
         TOTAL CAPITAL GOODS                                         $   128,790
                                                                     -----------
         TRANSPORTATION - 4.6%
         AIR FREIGHT & COURIERS - 4.6%
 1,165   Expeditors International of Washington, Inc.                $    65,100
                                                                     -----------
         TOTAL TRANSPORTATION                                        $    65,100
                                                                     -----------
         MEDIA - 4.5%
         ADVERTISING - 4.5%
 1,170   WPP Group Plc (A.D.R.)                                      $    63,941
                                                                     -----------
         TOTAL MEDIA                                                 $    63,941
                                                                     -----------
         RETAILING - 3.3%
         SPECIALTY STORES - 3.3%
 1,450   Tiffany & Co.                                               $    46,357
                                                                     -----------
         TOTAL RETAILING                                             $    46,357
                                                                     -----------
         FOOD & DRUG RETAILING - 4.4%
         FOOD RETAIL - 4.4%
   900   Wm. Wrigley Jr. Co.                                         $    62,271
                                                                     -----------
         TOTAL FOOD & DRUG RETAILING                                 $    62,271
                                                                     -----------
         HOUSEHOLD & PERSONAL PRODUCTS - 8.7%
         HOUSEHOLD PRODUCTS - 8.7%
 1,170   Colgate-Palmolive Co.                                       $    59,857
 1,400   Estee Lauder Co.                                                 64,078
                                                                     -----------
                                                                     $   123,935
                                                                     -----------
         TOTAL HOUSEHOLD & PERSONAL PRODUCTS                         $   123,935
                                                                     -----------
         HEALTH CARE EQUIPMENT & SERVICES - 17.7%
         HEALTH CARE DISTRIBUTORS - 4.7%
 1,050   Johnson & Johnson                                           $    66,591
                                                                     -----------
         HEALTH CARE EQUIPMENT - 9.1%
 1,350   Medtronic, Inc.                                             $    67,055
 1,300   Stryker Corp.                                                    62,725
                                                                     -----------
                                                                     $   129,780
                                                                     -----------
         HEALTH CARE SERVICES - 3.9%
 2,400   IMS Health, Inc.                                            $    55,704
                                                                     -----------
         TOTAL HEALTH CARE EQUIPMENT &
         SERVICES                                                    $   252,075
                                                                     -----------
         PHARMACEUTICALS & BIOTECHNOLOGY - 2.5%
         PHARMACEUTICALS - 2.5%
 1,300   Pfizer, Inc.                                                $    34,957
                                                                     -----------
         TOTAL PHARMACEUTICALS &
         BIOTECHNOLOGY                                               $    34,957
                                                                     -----------
         DIVERSIFIED FINANCIALS - 8.0%
         ASSET MANAGEMENT & CUSTODY BANKS - 8.0%
 1,200   State Street Corp.                                          $    58,944
   880   T. Rowe Price Associates, Inc.                                   54,736
                                                                     -----------
                                                                     $   113,680
                                                                     -----------
         TOTAL DIVERSIFIED FINANCIALS                                $   113,680
                                                                     -----------
         INSURANCE - 3.5%
         MULTI-LINE INSURANCE - 3.5%
   770   American International Group, Inc.                          $    50,566
                                                                     -----------
         TOTAL INSURANCE                                             $    50,566
                                                                     -----------
         SOFTWARE & SERVICES - 3.9%
         APPLICATION SOFTWARE - 3.9%
 2,100   Microsoft Corp.                                             $    56,091
                                                                     -----------
         TOTAL SOFTWARE & SERVICES                                   $    56,091
                                                                     -----------
         TECHNOLOGY HARDWARE & EQUIPMENT - 14.9%
         COMMUNICATIONS EQUIPMENT - 2.6%
 1,900   Cisco Systems, Inc. *                                       $    36,670
                                                                     -----------
         COMPUTER HARDWARE - 4.8%
   442   Hewlett-Packard Co.                                         $     9,269
   600   IBM Corp.                                                        59,148
                                                                     -----------
                                                                     $    68,417
                                                                     -----------
         COMPUTER STORAGE & PERIPHERALS - 2.0%
 1,900   EMC Corp.*                                                  $    28,253
                                                                     -----------
         ELECTRONIC MANUFACTURING SERVICES - 5.5%
 2,200   Molex, Inc.                                                 $    58,630
   729   National Instruments Corp.                                       19,865
                                                                     -----------
                                                                     $    78,495
                                                                     -----------
         TOTAL TECHNOLOGY HARDWARE &
         EQUIPMENT                                                   $   211,835
                                                                     -----------
         SEMICONDUCTORS - 10.9%
         SEMICONDUCTOR EQUIPMENT - 1.2%
 1,000   Applied Materials, Inc. *                                   $    17,100
                                                                     -----------
         SEMICONDUCTORS - 9.7%
 2,500   Intel Corp.                                                 $    58,475
 1,100   Linear Technology Corp.                                          42,635
 1,400   Microchip Technology                                             37,324
                                                                     -----------
                                                                     $   138,434
                                                                     -----------
         TOTAL SEMICONDUCTORS                                        $   155,534
                                                                     -----------
         TOTAL INVESTMENTS
         IN SECURITIES - 98.2%
         (Cost $1,336,778)                                           $ 1,398,738
                                                                     -----------
         OTHER ASSETS AND
         LIABILITIES - 1.8%                                          $    25,718
                                                                     -----------
         TOTAL NET ASSETS - 100.0%                                   $ 1,424,456
                                                                     ===========

(A.D.R.) American Depositary Receipt
*        Non-Income producing security

The accompanying notes are an integral part of these financial statements.     5

PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO  PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     3/15/04
                                                                        TO
CLASS II                                                             12/31/04
Net asset value, beginning of period                                 $ 10.00
                                                                     -------
Increase from investment operations:
   Net investment income                                             $  0.05
   Net realized and unrealized gain on investments                      0.09
                                                                     -------
      Net increase from investment operations                        $  0.14
                                                                     -------
   Net increase in net asset value                                   $  0.14
                                                                     -------
   Net asset value, end of period                                    $ 10.14
                                                                     -------
Total return*                                                           1.40%
Ratio of net expenses to average net assets+                            0.95%**
Ratio of net investment income to average net assets+                   1.40%**
Portfolio turnover rate                                                    7%
Net assets, end of period (in thousands)                               1,424
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                        15.01%**
   Net investment loss                                                (12.68)%**
Ratios with waives of management fees and assumptions of expenses by PIM and reduction for fees paid indirectly
   Net expenses                                                         0.95%**
   Net investment income                                                1.40%**

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period. Portfolio turnover rate is not annualized.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

6     The accompanying notes are an integral part of these financial statements.

PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO  PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (Cost $1,336,778)             $ 1,398,738
   Cash                                                                  88,296
   Receivables--
      Dividends, interest and foreign taxes withheld                      1,102
      Due from Pioneer Investment Management, Inc.                        6,431
                                                                    -----------
         Total assets                                               $ 1,494,567
                                                                    -----------

LIABILITIES:
   Payables--
      Investment securities purchased                               $    24,330
      Fund shares repurchased                                               573
   Due to affiliates                                                      1,967
   Accrued expenses                                                      43,241
                                                                    -----------
         Total liabilities                                          $    70,111
                                                                    -----------

NET ASSETS:
   Paid-in capital                                                  $ 1,363,484
   Undistributed net investment income (loss)                             7,000
   Accumulated undistributed net realized gain (loss)                    (7,988)
   Net unrealized gain (loss) on:
      Investments                                                        61,960
                                                                    -----------
         Total net assets                                           $ 1,424,456
                                                                    -----------

NET ASSET VALUE PER SHARE:
   CLASS II:
   (No par value, unlimited number of shares authorized)
      Net assets                                                    $ 1,424,456
   Shares outstanding                                                   140,432
                                                                    -----------
      Net asset value per share                                     $     10.14

The accompanying notes are an integral part of these financial statements.     7

PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO  PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                  FOR THE PERIOD
                                                                   FROM 3/15/04
                                                                   (COMMENCEMENT
                                                                  OF OPERATIONS)
                                                                    TO 12/31/04
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $29)                  $  11,041
   Interest                                                                555
                                                                     ---------
      Total investment income                                        $  11,596
                                                                     ---------

EXPENSES:
   Management fees                                                   $   3,700
   Transfer agent fees                                                   1,260
   Distribution fees                                                     1,233
   Administrative fees                                                  13,875
   Custodian fees                                                       10,533
   Professional fees                                                    33,930
   Printing                                                              9,715
   Fees and expenses of nonaffiliated trustees                              99
   Miscellaneous                                                           165
                                                                     ---------
      Total expenses                                                 $  74,510
      Less management fees waived and expenses assumed
         by Pioneer Investment Management, Inc.                        (69,824)
                                                                     ---------
      Net expenses                                                   $   4,686
                                                                     ---------
         Net investment income (loss)                                $   6,910
                                                                     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) from:
      Investments                                                    $  (7,988)
                                                                     ---------
                                                                     $  (7,988)
                                                                     ---------
   Change in net unrealized gain or loss from:
      Investments                                                    $  61,960
                                                                     ---------
                                                                     $  61,960
                                                                     ---------
   Net gain (loss) on investments                                    $  53,972
                                                                     =========
   Net increase (decrease) in net assets resulting
      from operations                                                $  60,882
                                                                     =========

8     The accompanying notes are an integral part of these financial statements.

PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO  PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE PERIOD
                                                                      FROM 3/15/04
                                                                      (COMMENCEMENT
                                                                     OF OPERATIONS)
                                                                       TO 12/31/04
FROM OPERATIONS:
Net investment income                                                  $     6,910
Net realized gain (loss) on investments                                     (7,988)
Change in net unrealized gain or loss on investments,
   futures contracts and foreign currency transactions                      61,960
                                                                       -----------
   Net increase (decrease) in net assets resulting from operations     $    60,882
                                                                       -----------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $ 1,395,044
Cost of shares repurchased                                                 (31,470)
                                                                       -----------
   Net increase in net assets resulting from
      Fund share transactions                                          $ 1,363,574
                                                                       -----------
   Net increase in net assets                                          $ 1,424,456

NET ASSETS:
End of period                                                          $ 1,424,456
                                                                       ===========
Undistributed net investment income (loss),
   end of period                                                       $     7,000
                                                                       ===========

The accompanying notes are an integral part of these financial statements.     9

PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO  PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Papp America-Pacific Rim VCT Portfolio (the Portfolio), a Portfolio of Pioneer Variable Contracts Trust (the Trust), which is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
      Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company
      Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value
      Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares
      Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income
      Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income
      Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio)(Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class
      II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio) (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value II Portfolio) (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

The Papp America-Pacific Rim VCT Portfolio commenced operations on March 15,
2004.

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Papp America-Pacific Rim Portfolio is to seek capital appreciation.

The financial statements and financial highlights of all other portfolios are presented in separate books.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO  PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, Papp America Pacific Rim VCT Portfolio had a capital loss carryforward of $7,988, which will expire in 2012 if not utilized.

     At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                                            UNDISTRIBUTED NET    ACCUMULATED
                                            INVESTMENT INCOME   REALIZED GAIN
PORTFOLIO                                         (LOSS)            (LOSS)      PAID-IN CAPITAL
-----------------------------------------   -----------------   -------------   ---------------
Pioneer America-Pacific Rim VCT Portfolio          $ 90              $ (0)           $ (90)
                                                   ====              ====            =====

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 on a tax basis. There were no distributions paid during the fiscal year ended December 31, 2004.

                                           2004
--------------------------------------   --------
DISTRIBUTABLE EARNINGS
   (ACCUMULATED LOSSES):
Undistributed ordinary income            $  7,000
Undistributed long-term gain/
   (capital loss carryforward)             (7,998)
Unrealized appreciation (depreciation)     61,960
                                         --------
   Total                                 $ 60,972
                                         ========

C.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the period ended December 31, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

D.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $1,542 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO  PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

3.   TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $135 in transfer agent fees payable to PIMSS at December 31, 2004.

4.   DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $290 payable to PFD at December 31, 2004.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                       NET
                                                       GROSS          GROSS       APPRECIATION/
PORTFOLIO                              TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
----------------------------------   -----------   ------------   ------------   --------------
Papp America-Pacific Rim Portfolio   $ 1,336,778     $ 80,723      $ (18,763)       $ 61,960
                                     ===========     ========      =========        ========

6.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the period ended December 31, 2004, were $1,389,018 and $44,253, respectively.

7.   CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

PAPP AMERICA-PACIFIC RIM PORTFOLIO   '04 SHARES    '04 AMOUNT
----------------------------------   ----------   -----------

CLASS II:
Shares sold                            143,712    $ 1,395,044
Reinvestment of distributions               --             --
Shares repurchased                      (3,280)       (31,470)
                                       -------    -----------
   Net increase                        140,432    $ 1,363,574
                                       =======    ===========

PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO  PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF THE PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS II SHAREOWNERS OF PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Papp America-Pacific Rim VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statements of operations and changes in net assets, and the financial highlights, for the period from March 15, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Papp America-Pacific Rim VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations, changes in its net assets, and the financial highlights, for the period from March 15, 2004 (commencement of operations) to December 31, 2004 in conformity with U.S. generally accepted accounting principles.

                                            /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                         TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                        The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's
CUSTODIAN                                                  operations. The Trust's Trustees and officers are listed below, together
Brown Brothers Harriman & Co.                              with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM              Investment Company Act of 1940 are referred to as Interested Trustees.
Ernst & Young LLP                                          Trustees who are not interested persons of the Trust are referred to as
                                                           Independent Trustees. Each of the Trustees serves as a trustee of each
PRINCIPAL UNDERWRITER                                      of the 73 U.S. registered investment portfolios for which Pioneer
Pioneer Funds Distributor, Inc.                            Investment Management, Inc. ("Pioneer") serves as investment adviser (the
                                                           "Trusts"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

LEGAL COUNSEL                                              The Trust's statement of additional information provides more detailed
Wilmer Cutler Pickering Hale and Dorr LLP                  information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

SHAREOWNER SERVICES AND TRANSFER                           Proxy Voting Policies and Procedures of the Trust are available without
Pioneer Investment Management Shareholder Services, Inc.   charge, upon Agent request, by calling our toll free number
                                                           (1-800-225-6292). This information is also available online at
                                                           pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                        POSITIONS HELD                         PRINCIPAL OCCUPATION DURING PAST         OTHER DIRECTORSHIPS
NAME AND AGE            WITH THE TRUST    TERM OF OFFICE       FIVE YEARS                               HELD BY THIS TRUSTEE
John F. Cogan, Jr.      Chairman of the   Serves until         Trustee and President Serves             Director of Harbor
(78)*                   Board, Trustee    successor trustee    until retirement or removal;             Global Company, Ltd.
                        and President     is elected or        Deputy Chairman and a Director
                                          earlier retirement   of Pioneer Global Asset
                                          or removal           Management S.p.A. ("PGAM");
                                                               Non-Executive Chairman and a
                                                               Director of Pioneer Investment
                                                               Management USA Inc. ("PIM-USA");
                                                               Chairman and a Director of Pioneer;
                                                               Director of Pioneer Alternative
                                                               Investment Management Limited (Dublin)
                                                               President and a Director of Pioneer
                                                               Alternative Investment Management
                                                               (Bermuda) Limited and affiliated
                                                               funds; President and Director of
                                                               Pioneer Funds Distributor, Inc.
                                                               ("PFD"); President of all of the
                                                               Pioneer Funds; and Of Counsel (since
                                                               2000, partner prior to 2000),
                                                               Wilmer Cutler Pickering Hale and
                                                               Dorr LLP (counsel to PIM-USA and
                                                               the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (52)**   Trustee and       Serves until         President and Chief Executive            None
                        Executive Vice    successor trustee    Officer, PIM-USA since May 2003
                        President         is elected or        (Director since January 2001);
                                          earlier retirement   President and Director of
                                          or removal           Pioneer since May 2003; Chairman
                                                               and Director of Pioneer Investment
                                                               Management Shareholder Services, Inc.
                                                               ("PIMSS") since May 2003; Executive
                                                               Vice President of all of the Pioneer
                                                               Funds since June 2003; Executive Vice
                                                               President and Chief Operating Officer
                                                               of PIM-USA, November 2000 to May 2003;
                                                               Executive Vice President, Chief
                                                               Financial Officer and Treasurer, John
                                                               Hancock Advisers, L.L.C., Boston, MA,
                                                               November 1999 to November 2000; Senior
                                                               Vice President and Chief Financial
                                                               Officer, John Hancock Advisers,
                                                               L.L.C., April 1997 to November 1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                        POSITIONS HELD                         PRINCIPAL OCCUPATION DURING PAST         OTHER DIRECTORSHIPS
NAME AND AGE            WITH THE TRUST    TERM OF OFFICE       FIVE YEARS                               HELD BY THIS TRUSTEE
David R. Bock **(61)    Trustee since     Serves until a       Senior Vice President and Chief          Director of The
3050 K. Street NW,      2005.             successor trustee    Financial Officer, I-trax, Inc.          Enterprise Social
Washington, DC 20007                      is elected or        (publicly traded health care             Investment Company
                                          earlier retirement   services company)                        (privately-held
                                          or removal.          (2001-present); Managing Partner,        affordable housing
                                                               Federal City Capital Advisors            finance company);
                                                               (boutique merchant bank) (1995-2000;     Director of New York
                                                               2002 to 2004); Executive Vice            Mortgage Trust
                                                               President and Chief Financial Officer,   (publicly traded
                                                               mortgage REIT) Pedestal Inc.
                                                               (internet-based mortgage trading
                                                               company) 2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)       Trustee since     Serves until         President, Bush International            Director of Brady
3509 Woodbine Street,   2000.             successor trustee    (international financial                 Corporation (industrial
Chevy Chase, MD 20815                     is elected or        advisory firm)                           identification and
                                          earlier retirement                                            specialty coated
                                          or removal                                                    material products
                                                                                                        manufacturer),
                                                                                                        Millennium Chemicals,
                                                                                                        Inc. (commodity
                                                                                                        chemicals), Mortgage
                                                                                                        Guaranty Insurance
                                                                                                        Corporation, and R.J.
                                                                                                        Reynolds Tobacco
                                                                                                        Holdings, Inc.
                                                                                                        (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.           Trustee since     Serves until         Founding Director, The Winthrop          None
Graham (57)             2000.             successor trustee    Group, Inc. (consulting firm);
1001 Sherbrooke                           is elected or        Professor of Management, Faculty
Street West,                              earlier retirement   of Management, McGill University
Montreal, Quebec,                         or removal
Canada H3A 1G5
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A.           Trustee since     Serves until         President and Chief Executive            Director of New
Piret (56)              1995.             successor trustee    Officer, Newbury, Piret & Company,       America High Income
One Boston Place,                         is elected or        Inc. (investment banking firm)           Fund, Inc. (closed-end
28th Floor,                               earlier retirement                                            investment company)
Boston, MA 02108                          or removal
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (76)    Trustee since     Serves until         Senior Counsel, Sullivan &               Director, The Swiss
125 Broad Street,       1995.             successor trustee    Cromwell (law firm)                      Helvetia Fund, Inc.
New York, NY 10004                        is elected or                                                 (closed-end investment
                                          earlier retirement                                            company) and AMVESCAP
                                          or removal                                                    PLC (investment managers)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)      Trustee since     Serves until         President, John Winthrop & Co.,          None
One North Adgers        September 2000.   successor trustee    Inc. (private investment firm)
Wharf,                                    is elected or
Charleston, SC 29401                      earlier retirement
                                          or removal
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Papp America-Pacific Rim VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------


                        POSITIONS HELD                         PRINCIPAL OCCUPATION DURING PAST         OTHER DIRECTORSHIPS
NAME AND AGE            WITH THE TRUST    TERM OF OFFICE       FIVE YEARS                               HELD BY THIS OFFICER
Dorothy E. Bourassa     Secretary         Serves at the        Secretary of PIM-USA; Senior             None
(57)                                      discretion of the    Vice President - Legal of
                                          Board                Pioneer; and Secretary/Clerk of
                                                               most of PIM-USA's subsidiaries
                                                               since October 2000; Secretary of
                                                               all of the Pioneer Funds since
                                                               September 2003 (Assistant
                                                               Secretary from November 2000 to
                                                               September 2003); and Senior
                                                               Counsel, Assistant Vice
                                                               President and Director of
                                                               Compliance of PIM-USA from April
                                                               1998 through October 2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.          Assistant         Serves at the        Assistant Vice President and             None
Kelley (40)             Secretary         discretion of the    Senior Counsel of Pioneer since
                                          Board                July 2002; Vice President and
                                                               Senior Counsel of BISYS Fund
                                                               Services, Inc. (April 2001 to
                                                               June 2002); Senior Vice
                                                               President and Deputy General
                                                               Counsel of Funds Distributor,
                                                               Inc. (July 2000 to April 2001;
                                                               Vice President and Associate
                                                               General Counsel from July 1996
                                                               to July 2000); Assistant
                                                               Secretary of all Pioneer Funds
                                                               since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (47)    Assistant         Serves at the        Partner, Wilmer Cutler Pickering         None
                        Secretary         discretion of the    Hale and Dorr LLP; Assistant
                                          Board                Secretary of all Pioneer Funds
                                                               since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)       Treasurer         Serves at the        Vice President - Fund                    None
                                          discretion of the    Accounting, Administration and
                                          Board                Custody Services of Pioneer; and
                                                               Treasurer of all of the Pioneer
                                                               Funds (Assistant Treasurer from
                                                               June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (45)    Assistant         Serves at the        Deputy Treasurer of Pioneer              None
                        Treasurer         discretion of the    since 2004; Treasurer and Senior
                                          Board                Vice President, CDC IXIS Asset
                                                               Management Services from 2002 to
                                                               2003; Assistant Treasurer and
                                                               Vice President, MFS Investment
                                                               Management from 1997 to 2002;
                                                               and Assistant Treasurer of all
                                                               of the Pioneer Funds since
                                                               November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)   Assistant         Serves at the        Assistant Vice President - Fund          None
                        Treasurer         discretion of the    Accounting, Administration and
                                          Board                Custody Services of Pioneer; and
                                                               Assistant Treasurer of all of
                                                               the Pioneer Funds since November
                                                               2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)      Assistant         Serves at the        Fund Accounting Manager - Fund           None
                        Treasurer         discretion of the    Accounting, Administration and
                                          Board                Custody Services of Pioneer; and
                                                               Assistant Treasurer of all of
                                                               the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

PIONEER PAPP AMERICA-PACIFIC RIM VCT PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                        POSITIONS HELD                         PRINCIPAL OCCUPATION DURING PAST         OTHER DIRECTORSHIPS
NAME AND AGE            WITH THE TRUST    TERM OF OFFICE       FIVE YEARS                               HELD BY THIS TRUSTEE
Katharine Kim           Assistant         Serves at the        Fund Administration Manager -            None
Sullivan (31)           Treasurer         discretion of the    Fund Accounting, Administration
                                          Board                and Custody Services since June
                                                               2003; Assistant Vice President -
                                                               Mutual Fund Operations of State
                                                               Street Corporation from June
                                                               2002 to June 2003 (formerly
                                                               Deutsche Bank Asset Management);
                                                               Pioneer Fund Accounting,
                                                               Administration and Custody
                                                               Services (Fund Accounting
                                                               Manager from August 1999 to May
                                                               2002, Fund Accounting Services
                                                               Supervisor from 1997 to July
                                                               1999); Assistant Treasurer of
                                                               all Pioneer Funds since
                                                               September 2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (37)    Chief             Serves at the        Chief Compliance Officer of              None
                        Compliance        discretion of the    Pioneer (Director of Compliance
                        Officer           Board                and Senior Counsel from November
                                                               2000 to September 2004); Vice
                                                               President and Associate General
                                                               Counsel of UAM Fund Services,
                                                               Inc. (mutual fund administration
                                                               company) from February 1998 to
                                                               November 2000; and Chief
                                                               Compliance Officer of all of the
                                                               Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

[LOGO] PIONEER
       INVESTMENTS(R)

                                                           [LOGO] PIONEER
                                                                  INVESTMENTS(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                        PIONEER SMALL CAP VALUE VCT PORTFOLIO -- CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio

   Portfolio and Performance Update                           2

   Comparing Ongoing Portfolio Expenses                       3

   Portfolio Management Discussion                            4

   Schedule of Investments                                    5

   Financial Statements                                       9

   Notes to Financial Statements                             13

   Report of Independent Registered Public Accounting Firm   17

   Trustees, Officers and Service Providers                  18

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT www.pioneerfunds.com.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT http://www.sec.gov. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                             89.9%
Temporary Cash Investment                       4.1%
Depositary Receipts for International Stocks    3.4%
International Common Stocks                     1.8%
Exchange Traded Fund                            0.8%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                   28.4%
Industrials                  18.6%
Consumer Discretionary       10.2%
Health Care                   9.0%
Information Technology        8.6%
Materials                     8.0%
Energy                        7.5%
Utilities                     4.6%
Consumer Staples              4.2%
Telecommunication Services    0.9%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Insight Enterprises, Inc.       2.26%
2. Southwestern Energy Co.         2.05
3. PacifiCare Health Systems       1.83
4. Pediatrix Medical Group, Inc.   1.79
5. Wabtec Corp.                    1.75

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                            12/31/04   12/31/03
Net Asset Value per Share   $ 14.95    $ 12.47

DISTRIBUTIONS PER SHARE               SHORT-TERM      LONG-TERM
(1/1/04 - 12/31/04)       DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                          $ --        $ --            $ --

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER SMALL CAP VALUE VCT PORTFOLIO at net asset value, compared to that of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

        Pioneer Small Cap Value VCT Portfolio   Russell 2000 Value Index
11/01                   10000                            10000
                        10572                            10612
12/02                    8980                             9400
                        12132                            13727
12/04                   14545                            16781

Index comparison begins 11/30/01. The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
Life-of-Class   13.62%
(11/8/01)
1 Year          19.89

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charges.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER SMALL CAP VALUE VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

           SHARE CLASS                              I           II
           ---------------------------------   ----------   ----------
           Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
           Ending Account Value on 12/31/04    $ 1,112.59   $ 1,111.53
           Expenses Paid During Period*        $     6.60   $     7.90

* Expenses are equal to the Portfolio's annualized expense ratio of 1.24% and 1.49% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER SMALL CAP VALUE VCT PORTFOLIO

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

           SHARE CLASS                              I           II
           ---------------------------------   ----------   ----------
           Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
           Ending Account Value on 12/31/04    $ 1,018.85   $ 1,017.39
           Expenses Paid During Period*        $     6.30   $     7.55

* Expenses are equal to the Portfolio's annualized expense ratio of 1.24% and 1.49% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

A WORD ABOUT RISK:

INVESTING IN SMALL COMPANIES MAY OFFER THE POTENTIAL FOR HIGHER RETURNS, BUT THESE COMPANIES ARE ALSO SUBJECT TO GREATER SHORT-TERM PRICE FLUCTUATIONS THAN LARGER, MORE ESTABLISHED COMPANIES.

CALL 800-688-9915 OR VISIT www.pioneerfunds.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PER FORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN.

PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS PERFORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHER WISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

Successful stock selection among energy, transportation and health care companies helped Pioneer Small Cap Value VCT Portfolio perform well over the past 12 months. In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson review the economic background and detail some of the steps they took to bolster Portfolio performance.

Q:   HOW DID THE PORTFOLIO PERFORM OVER THIS PERIOD?

A. For the twelve-month period ended December 31, 2004, Class II shares of Pioneer Small Cap Value VCT Portfolio returned 19.89% at net asset value. In comparison, the Russell 2000 Value Index, the Fund's benchmark, returned 22.25%.

     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   WHAT WAS THE INVESTMENT BACKGROUND FOR SMALL-CAP VALUE STOCKS OVER THIS
     PERIOD?

A. Value issues - those stocks that are selling at a significant discount to our estimation of their intrinsic value - were leaders within this small-cap universe for the full 12-month period despite periods of outperformance by growth stocks. Strong job creation in the spring raised fears of rising interest rates, driving down financial and other traditional value sectors seen as vulnerable to rising rates. Value issues rebounded sharply over the summer as investors positioned their portfolios more defensively during the runup to the presidential election. With the election decided, growth sectors and a smattering of lower quality issues moved higher in November. But the gains recorded between June and August were enough to position value stocks significantly ahead for the period.

Q:   WHICH AREAS OF THE PORTFOLIO HAD THE GREATEST IMPACT ON RESULTS?

A. As energy prices rose, we maintained a heavily overweighted position among energy issues compared to the benchmark. That, plus sharp gains by a number of our selections, made the energy sector the biggest contributor to strong returns. Southwestern Energy, an Arkansas-based exploration and production company, capitalized on high prices by expanding production at existing operating fields and advancing development of more recently discovered reserves. Massey Energy, an Appalachian coal company, saw prices for the metallurgical coal used in steel manufacturing increase sharply for the first time in decades, driven by unprecedented demand from China and elsewhere.

     Illustrating how our patient, value-focused style is designed to work, we were rewarded this year for our purchase of Swift Energy, a longer-term holding. Swift has stabilized its troubled New Zealand operations and increased oil and gas production from its key Lake Washington reserves. We took some profits in Swift, as continued good news pushed its price higher. Increasing global oil consumption aided results at Stelmar Shipping, which saw strong demand for its fleet of modern, doublehulled tankers. Stelmar has also been approached by potential acquirers. Genesee and Wyoming, which acquires short-line trackage from larger railroads, chiefly in the U.S. and Australia, benefited from expanded shipping volumes of coal and grains. Forward Air, a broker of shipping services for corporations, increased its market share as economic expansion heightened demand for cost-efficient transportation management.

     Our large exposure to health care services was another positive. Pacificare benefited from federal incentives aimed at steering Medicare patients to managed care plans. Pacificare, the market leader, is also recovering from operational problems, another reason its stock has moved higher. The migration of patients to managed care programs also aided Amerigroup, a large provider of health care programs for beneficiaries of Medicare and other public assistance programs. Shares of Chemed rose when it acquired full ownership of Vitas, a hospice company. Vitas is expected to gain from regulations favoring home care for terminally ill Medicare patients, instead of costly hospital stays. Our underweight position in real estate investment trusts and other interest rate-sensitive financial sectors, also helped returns.

Q:   WHAT AREAS HELD BACK PERFORMANCE?

A. Technology stocks suffered from spotty business conditions. Orders shrank for Remec's telecommunication equipment, but we have retained our commitment because the potential sale of Remec's defense business may enhance the value of the telecom division. Advanced Energy and Applied Films, manufacturers of semiconductor capital equipment, were hurt by uncertain demand for new manufacturers' facilities. Insight Enterprises, a direct distributor of information technology products and services, was an exception. Improving fundamentals and a modest upturn in personal and corporate IT spending boosted Insight's stock. Graftech International slumped following disappointing third quarter earnings. Graftech may not have been aggressive enough in negotiating 2005 contracts for its graphite electrodes, used in steel making. We added to holdings when shares fell, because we think investor reaction has been overblown. Rewards Network, which markets restaurant and other discount programs to consumers, continued to disappoint as skepticism grew over its hotel initiatives and its ability to sign up more restaurants.

Q:   WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE MARKETS?

A. Overall, we think the economic outlook is favorable, with slow, steady growth and rising interest rates a likely scenario. But the stock market may already have taken that outlook into account; the markets enjoyed a strong run over the summer and moved higher once again in November. The rise in small-cap value stocks has been exceptional, implying that returns could be more modest over the next several months. This increases the challenge for investors like us to find good long-term values in the marketplace. However, our value methodology helps us to find reasonably priced stocks throughout the market cycle.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

   SHARES                                                          VALUE
            COMMON STOCKS - 90.2%
            ENERGY - 6.9%
            OIL & GAS DRILLING - 2.3%
    1,525   Atwood Oceanics, Inc.*                          $     79,453
   26,736   Key Energy Services, Inc.*                           315,485
   14,500   Todco*                                          $    267,090
                                                            ------------
                                                            $    662,028
                                                            ------------
            OIL & GAS EQUIPMENT & SERVICES - 2.2%
   14,200   Gulfmarkt Offshore, Inc.*                       $    316,234
   10,240   Maverick Tube Corp.*                                 310,272
                                                            ------------
                                                            $    626,506
                                                            ------------
            OIL & GAS EXPLORATION & PRODUCTION - 2.4%
    5,900   Penn Virginia Corp.                             $    239,363
    5,395   Swift Energy Co.*                                    156,131
    7,769   Unit Corp.*                                          296,853
                                                            ------------
                                                            $    692,347
                                                            ------------
            TOTAL ENERGY                                    $  1,980,881
                                                            ------------
            MATERIALS - 7.2%
            DIVERSIFIED METALS & MINING - 1.2%
    9,914   Massey Energy Co.                               $    346,494
                                                            ------------
            GOLD - 1.0%
    7,350   Glamis Gold, Ltd.*                              $    126,126
   24,300   IAMGOLD Corp.                                        160,623
                                                            ------------
                                                            $    286,749
                                                            ------------
            METAL & GLASS CONTAINERS - 0.8%
    5,137   Jarden Corp.*                                   $    223,151
                                                            ------------
            PAPER PRODUCTS - 1.8%
   16,193   Domtar, Inc.                                    $    195,450
   11,400   Flowserve Corp.*                                     313,956
                                                            ------------
                                                            $    509,406
                                                            ------------
            PRECIOUS METALS & MINERALS - 0.2%
   28,125   Cambior, Inc.*                                  $     75,094
                                                            ------------
            SPECIALTY CHEMICALS - 0.4%
    3,875   Great Lakes Chemical Corp.                      $    110,399
                                                            ------------
            STEEL - 1.9%
    3,575   Carpenter Technology                            $    208,995
   34,893   Graftech International, Ltd.*                        330,088
                                                            ------------
                                                            $    539,083
                                                            ------------
            TOTAL MATERIALS                                 $  2,090,376
                                                            ------------
            CAPITAL GOODS - 8.1%
            AEROSPACE & DEFENSE - 0.2%
    4,875   Intrado, Inc.*                                  $     58,988
                                                            ------------
            CONSTRUCTION, FARM MACHINERY &
            HEAVY TRUCKS - 1.6%
   21,575   Wabtec Corp.                                    $    459,979
                                                            ------------
            CONSTRUCTION & ENGINEERING - 1.1%
    5,070   Granite Construction, Inc.                      $    134,862
    7,825   Insituform Technologies, Inc.*                       177,393
                                                            ------------
                                                            $    312,255
                                                            ------------
            ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
   23,479   Power-One, Inc.*                                $    209,433
                                                            ------------
            INDUSTRIAL CONGLOMERATES - 1.5%
   20,760   Cornell Co., Inc.*                              $    315,137
    7,796   NN, Inc.                                             102,985
                                                            ------------
                                                            $    418,122
                                                            ------------
            INDUSTRIAL MACHINERY - 1.9%
    5,687   Joy Global, Inc.                                $    246,986
    3,125   Kaydon Corp.                                         103,188
    1,894   Nacco Industries, Inc.                               199,628
                                                            ------------
                                                            $    549,802
                                                            ------------
            TRADING COMPANIES & DISTRIBUTORS - 1.1%
   11,830   Applied Industrial Technologies, Inc.           $    324,128
                                                            ------------
            TOTAL CAPITAL GOODS                             $  2,332,707
                                                            ------------
            COMMERCIAL SERVICES & SUPPLIES - 5.6%
            DATA PROCESSING SERVICES - 0.4%
   10,000   Gartner Group, Inc.*                            $    124,600
                                                            ------------
            DIVERSIFIED COMMERCIAL SERVICES - 4.1%
    5,878   Chemed Corp.                                    $    394,473
   18,400   Central Parking Corp.                                278,760
   14,335   Profit Recovery Group International*                  72,105
   27,255   Rent-Way, Inc.* (a)                                  218,313
    8,100   Watson Wyatt & Co. Holdings                          218,295
                                                            ------------
                                                            $  1,181,946
                                                            ------------
            EMPLOYMENT SERVICES - 1.1%
   36,400   On Assignment, Inc.*                            $    188,916
    5,670   Korn/Ferry International*                            117,653
                                                            ------------
                                                            $    306,569
                                                            ------------
            TOTAL COMMERCIAL SERVICES &
            SUPPLIES                                        $  1,613,115
                                                            ------------
            TRANSPORTATION - 3.3%
            MARINE - 0.8%
    2,400   Arlington Tankers, Ltd.*                        $     55,080
    3,677   Stelmar Shipping, Ltd.                               175,430
                                                            ------------
                                                            $    230,510
                                                            ------------
            RAILROADS - 1.3%
   13,043   Genesee & Wyoming, Inc.*                        $    365,334

The accompanying notes are an integral part of these financial statements.     5

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

   SHARES                                                          VALUE
            TRUCKING - 1.2%
   16,775   Central Freight Lines, Inc.*                    $    105,683
    3,968   Dollar Thrifty Automotive Group*                     119,834
    2,800   Forward Air Corp.*                                   125,160
                                                            ------------
                                                            $    350,677
                                                            ------------
            TOTAL TRANSPORTATION                            $    946,521
                                                            ------------
            AUTOMOBILES & COMPONENTS - 0.6%
            AUTO PARTS & EQUIPMENT - 0.6%
   10,395   Federal Signal Corp.                            $    183,576
                                                            ------------
            TOTAL AUTOMOBILES & COMPONENTS                  $    183,576
                                                            ------------
            CONSUMER DURABLES & APPAREL - 1.1%
            APPAREL, ACCESSORIES & LUXURY GOODS - 1.1%
   18,968   Charming Shoppes, Inc.*                         $    177,730
    4,250   Kellwood Co.                                         146,625
                                                            ------------
                                                            $    324,355
                                                            ------------
            TOTAL CONSUMER DURABLES & APPAREL               $    324,355
                                                            ------------
            HOTELS, RESTAURANTS & LEISURE - 0.7%
            HOTELS, RESORTS & CRUISE LINES - 0.1%
   11,500   Jameson Inns, Inc.*                             $     22,655
                                                            ------------
            RESTAURANTS - 0.6%
    9,619   O'Charley's, Inc.*                              $    188,051
                                                            ------------
            TOTAL HOTELS, RESTAURANTS & LEISURE             $    210,706
                                                            ------------
            MEDIA - 0.5%
            ADVERTISING - 0.2%
    6,566   EMAK Worldwide, Inc.*                           $     65,660
                                                            ------------
            PUBLISHING - 0.3%
    7,340   Advanced Marketing Services, Inc.               $     73,840
                                                            ------------
            TOTAL MEDIA                                     $    139,500
                                                            ------------
            RETAILING - 6.4%
            APPAREL RETAIL - 0.8%
    5,295   Stage Stores, Inc.*                             $    219,848
                                                            ------------
            CATALOG RETAIL - 2.1%
   28,975   Insight Enterprises, Inc.*                      $    594,567
                                                            ------------
            COMPUTER & ELECTRONICS RETAIL - 0.4%
   16,750   Tweeter Home Entertainment Group, Inc.*         $    114,738
                                                            ------------
            SPECIALTY STORES - 3.1%
    7,075   Claire's Stores, Inc.                           $    150,344
    5,052   Guitar Center, Inc.*                                 266,190
   23,407   Hancock Fabrics, Inc.                                242,731
    6,348   School Specialty, Inc.*                              244,779
                                                            ------------
                                                            $    904,044
                                                            ------------
            TOTAL RETAILING                                 $  1,833,197
                                                            ------------
            FOOD & DRUG RETAILING - 1.9%
            FOOD DISTRIBUTORS - 0.6%
   12,050   B & G Foods, Inc.                               $    180,509
                                                            ------------
            FOOD RETAIL - 1.3%
    8,808   Fresh Del Monte Produce, Inc.                   $    260,805
   11,625   Wild Oats Markets, Inc.*                             102,416
                                                            ------------
                                                            $    363,221
                                                            ------------
            TOTAL FOOD & DRUG RETAILING                     $    543,730
                                                            ------------
            FOOD, BEVERAGE & TOBACCO - 0.2%
            PACKAGED FOODS & MEATS - 0.2%
    1,925   American Italian Pasta Co. (a)                  $     44,756
                                                            ------------
            TOTAL FOOD, BEVERAGE & TOBACCO                  $     44,756
                                                            ------------
            HOUSEHOLD & PERSONAL PRODUCTS - 1.7%
            HOUSEHOLD PRODUCTS - 1.3%
   15,279   Nu Skin Enterprises, Inc.                       $    387,781
                                                            ------------
            PERSONAL PRODUCTS - 0.4%
    4,825   NBTY, Inc.*                                     $    115,848
                                                            ------------
            TOTAL HOUSEHOLD & PERSONAL
            PRODUCTS                                        $    503,629
                                                            ------------
            HEALTH CARE EQUIPMENT & SERVICES - 7.6%
            HEALTH CARE DISTRIBUTORS - 2.3%
    4,585   Amerigroup Corp.                                $    346,901
   12,125   Cross Country Healthcare, Inc.* (a)                  219,220
    3,475   Chattem, Inc.*                                       115,023
                                                            ------------
                                                            $    681,144
                                                            ------------
            HEALTH CARE EQUIPMENT - 0.5%
    3,000   Analogic Corp.                                  $    134,370
                                                            ------------
            HEALTH CARE FACILITIES - 0.9%
    3,350   Sunrise Senior Living, Inc.* (a)                $    155,306
    2,783   Triad Hospitals, Inc.*                               103,555
                                                            ------------
                                                            $    258,861
                                                            ------------
            HEALTH CARE SERVICES - 2.2%
    7,327   Pediatrix Medical Group, Inc.*                  $    469,294
    8,275   Providence Service Corp.*                            173,527
                                                            ------------
                                                            $    642,821
                                                            ------------
            MANAGED HEALTH CARE - 1.7%
    8,530   PacifiCare Health Systems*                      $    482,116
                                                            ------------
            TOTAL HEALTH CARE EQUIPMENT &
            SERVICES                                        $  2,199,312
                                                            ------------
            PHARMACEUTICALS & BIOTECHNOLOGY - 0.5%
            BIOTECHNOLOGY - 0.5%
   17,655   Kendle International, Inc.*                     $    155,364
                                                            ------------
            TOTAL PHARMACEUTICALS &
            BIOTECHNOLOGY                                   $    155,364
                                                            ------------

6     The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

   SHARES                                                          VALUE
            BANKS - 8.7%
            DIVERSIFIED BANKS - 3.9%
    4,131   Banner Corp.                                    $    128,846
   15,230   BankAtlantic Bancorp, Inc.                           303,077
    1,100   Community Bancorp*                                    33,660
   11,050   Provident Financial Services, Inc.                   214,039
   20,325   Texas Capital Bancshares, Inc.*                      439,427
                                                            ------------
                                                            $  1,119,049
                                                            ------------
            REGIONAL BANKS - 4.0%
    7,000   Alliance Bankshares Corp.*                      $    108,850
   27,425   Cardinal Financial Corp.*                            305,789
    3,875   City National Corp.                                  273,769
    1,775   Irwin Financial Corp.                                 50,392
   23,150   Sterling Bancshares, Inc.                            330,351
    1,705   Whitney Holding Corp.                                 76,708
                                                            ------------
                                                            $  1,145,859
                                                            ------------
            THRIFTS & MORTGAGE FINANCE - 0.8%
    3,475   BankUnited Financial Corp.*                     $    111,026
    9,475   First Niagara Financial Group, Inc.                  132,176
                                                            ------------
                                                            $    243,202
                                                            ------------
            TOTAL BANKS                                     $  2,508,110
                                                            ------------
            DIVERSIFIED FINANCIALS - 6.7%
            CONSUMER FINANCE - 0.9%
   25,856   Medallion Financial Corp.                       $    250,803
                                                            ------------
            CONSUMER FINANCE - 1.4%
    7,025   Advanta Corp.                                   $    158,906
    7,478   Advanta Corp. (Class B)                              181,491
   11,000   Rewards Network, Inc.* (a)                            77,000
                                                            ------------
                                                            $    417,397
                                                            ------------
            INVESTMENT BANKING & BROKERAGE - 2.9%
    7,000   A.G. Edwards, Inc.                              $    302,470
   23,689   Apollo Investment Corp.                              357,704
    4,050   Piper Jaffray Co.*                                   194,198
                                                            ------------
                                                            $    854,372
                                                            ------------
            SPECIALIZED FINANCE - 1.5%
   10,225   Assured Guaranty, Ltd.                          $    201,126
    5,843   Financial Federal Corp.*                             229,046
                                                            ------------
                                                            $    430,172
                                                            ------------
            TOTAL DIVERSIFIED FINANCIALS                    $  1,952,744
                                                            ------------
            INSURANCE - 3.7%
            INSURANCE BROKERS - 0.2%
    1,800   Platinum Underwriter Holdings, Ltd.             $     55,980
                                                            ------------
            PROPERTY & CASUALTY INSURANCE - 2.9%
    3,825   American Safety Insurance Group, Ltd.*          $     62,501
    6,826   IPC Holdings, Ltd.                                   296,999
   27,525   Quanta Capital Holdings (144A)*                      253,781
    2,925   RLI Corp.                                            121,592
    2,525   Selective Insurance Group, Inc. (a)                  111,706
                                                            ------------
                                                            $    846,579
                                                            ------------
            REINSURANCE - 0.6%
    6,950   Odyssey Re Holdings, Corp. (a)                  $    175,210
                                                            ------------
            TOTAL INSURANCE                                 $  1,077,769
                                                            ------------
            REAL ESTATE - 5.7%
            REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.8%
    3,875   Corrections Corp. of America*                   $    156,744
    2,626   Levitt Corp.                                          80,277
                                                            ------------
                                                            $    237,021
                                                            ------------
            REAL ESTATE INVESTMENT TRUSTS - 4.9%
    9,913   BioMed Property Trust, Inc.                     $    220,168
   10,650   Capital Trust, Inc.                                  327,062
    1,928   Entertainment Properties Trust                        85,892
   18,425   Feldman Mall Properties, Inc.* (a)                   239,709
   15,915   Provident Senior Living*                             254,640
    6,350   Saxon Capital, Inc.                                  152,337
    4,271   Universal Health Realty, Inc.                        137,227
                                                            ------------
                                                            $  1,417,035
                                                            ------------
            TOTAL REAL ESTATE                               $  1,654,056
                                                            ------------
            SOFTWARE & SERVICES - 4.2%
            APPLICATION SOFTWARE - 0.8%

   13,779   SPSS, Inc.*                                     $    215,504
                                                            ------------
            DATA PROCESSING & OUTSOURCED SERVICES - 0.7%
   16,142   Pegusus Systems, Inc.*                          $    203,389
                                                            ------------
            INTERNET SOFTWARE & SERVICES - 1.2%
    7,625   Internet Security Systems, Inc.*                $    177,281
   12,275   PEC Solutions, Inc.*                                 173,937
                                                            ------------
                                                            $    351,218
                                                            ------------
            SYSTEMS SOFTWARE - 1.5%
   24,550   Borland Software Corp.*                         $    286,744
    7,025   Sybase, Inc.*                                        140,149
                                                            ------------
                                                            $    426,893
                                                            ------------
            TOTAL SOFTWARE & SERVICES                       $  1,197,004
                                                            ------------
            TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
            COMMUNICATIONS EQUIPMENT - 1.9%
    4,575   Black Box Corp.                                 $    219,692
   47,375   Remec, Inc.*                                         341,574
                                                            ------------
                                                            $    561,266
                                                            ------------

The accompanying notes are an integral part of these financial statements.     7

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

   SHARES                                                          VALUE
            COMPUTER STORAGE & PERIPHERALS - 0.3%
    4,425   Electronics For Imaging, Inc.*                  $     77,039
                                                            ------------
            ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
   11,425   Planar Systems, Inc.*                           $    128,303
                                                            ------------
            TECHNOLOGY DISTRIBUTORS - 0.5%
    3,075   Tech Data Corp.*                                $    139,605
                                                            ------------
            TOTAL TECHNOLOGY HARDWARE &
            EQUIPMENT                                       $    906,213
                                                            ------------
            SEMICONDUCTORS - 0.6%
            SEMICONDUCTOR EQUIPMENT - 0.3%
    3,593   Advanced Energy Industries, Inc.*               $     32,804
    2,837   Brooks Automations, Inc.*                             48,853
                                                            ------------
                                                            $     81,657
                                                            ------------
            SEMICONDUCTORS - 0.3%
    9,370   HI/FN, Inc.*                                    $     86,391
                                                            ------------
            TOTAL SEMICONDUCTORS                            $    168,048
                                                            ------------
            TELECOMMUNICATION SERVICES - 0.8%
            WIRELESS TELECOM SERVICES - 0.8%
   26,003   Boston Communications Group, Inc.*              $    240,268
                                                            ------------
            TOTAL TELECOMMUNICATION SERVICES                $    240,268
                                                            ------------
            UTILITIES - 4.2%
            GAS UTILITIES - 3.5%
    5,600   AGL Resources, Inc.                             $    186,144
    6,505   People's Energy Corp.                                285,895
   10,649   Southwestern Energy Co.*                             539,787
                                                            ------------
                                                            $  1,011,826
                                                            ------------
            MULTI-UTILITIES & UNREGULATED POWER - 0.5%
    2,350   Energen Corp.                                   $    138,533
                                                            ------------
            UTILITIES - 0.2%
    1,625   UGI Corp.                                       $     66,479
                                                            ------------
            TOTAL UTILITIES                                 $  1,216,838
                                                            ------------
            TOTAL COMMON STOCKS
            (Cost $20,981,073)                              $ 26,022,775
                                                            ------------
            EXCHANGE TRADED FUND - 0.8%
    1,150   iShares Russell 2000 Value ETF (a)              $    221,904
                                                            ------------
            TOTAL EXCHANGE TRADED FUND
            (Cost $162,579)                                 $    221,904
                                                            ------------
            TEMPORARY CASH INVESTMENT - 3.9%
            SECURITY LENDING COLLATERAL - 3.9%
1,134,938   Securities Lending Investment Fund,
            2.18%                                           $  1,134,938
                                                            ------------
            TOTAL TEMPORARY CASH
            INVESTMENT
            (Cost $1,134,938)                               $  1,134,938
                                                            ------------
            TOTAL INVESTMENTS IN
            SECURITIES - 94.9%
            (Cost $22,278,590)                              $ 27,379,617
                                                            ------------
            OTHER ASSETS AND
            LIABILITIES - 5.1%                              $  1,458,402
                                                            ------------
            TOTAL NET ASSETS - 100.0%                       $ 28,838,019
                                                            ============

*    Non-income producing security

(a)  At December 31, 2004, the following securities were out on loan:

     SHARES   SECURITY                           MARKET VALUE
      1,700   American Italian Pasta Co.         $    39,525
      3,735   Cross Country Healthcare, Inc.*         67,529
     16,500   Feldman Mall Properties, Inc.*         214,500
      1,045   iShares Russell 2000 Value (ETF)       201,643
      5,320   Odyssey Re Holdings, Corp.             134,117
     24,685   Rent-Way, Inc.*                        197,727
      4,964   Rewards Network, Inc.*                  34,748
      1,425   Selective Insurance Group, Inc.         63,042
      3,110   Sunrise Senior Living, Inc.*           144,180
                                                 -----------
              TOTAL                              $ 1,097,011
                                                 ===========

8     The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED   5/1/03 TO
CLASS II (A)                                                                            12/31/04    12/31/03
Net asset value, beginning of period                                                    $  12.47     $  9.11
                                                                                        --------     -------
Increase (decrease) from investment operations:
   Net investment loss                                                                  $  (0.03)    $ (0.00)
   Net realized and unrealized gain on investments and foreign currency transactions        2.51        3.37
                                                                                        --------     -------
      Net increase from investment operations                                           $   2.48     $  3.36
Distributions to shareowners:
   Net investment income                                                                      --          --
   Net realized gain                                                                          --          --
                                                                                        --------     -------
   Net increase in net asset value                                                      $   2.48     $  3.36
                                                                                        -------     -------
   Net asset value, end of period                                                       $  14.95     $ 12.47
                                                                                        ========     =======
Total return*                                                                              19.89%      36.88%
Ratio of net expenses to average net assets+                                                1.54%       1.58%**
Ratio of net investment loss to average net assets+                                        (0.41)%     (0.15)%**
Portfolio turnover rate                                                                       36%         74%
Net assets, end of period (in thousands)                                                $ 10,845     $ 2,760
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                             1.59%       2.65%**
   Net investment loss                                                                     (0.46)%     (1.22)%**
Ratios with waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                             1.54%       1.58%**
   Net investment loss                                                                     (0.41)%     (0.15)%**

(a)  Class II shares were first publicly offered May 1, 2003.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.

**   Annualized

+    Ratios with no reduction for fee paid indirectly

The accompanying notes are an integral part of these financial statements.     9

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including securities loaned of $1,097,011) (Cost $22,278,590)   $ 27,379,617
   Cash                                                                                                   2,653,135
   Receivables--
      Fund shares sold                                                                                       70,286
      Variation margin                                                                                        1,125
      Dividends, interest and foreign taxes withheld                                                         37,933
   Other                                                                                                      2,057
                                                                                                       ------------
         Total assets                                                                                  $ 30,144,153
                                                                                                       ------------
LIABILITIES:
   Payables--
      Fund shares repurchased                                                                          $     94,176
      Upon return of securities loaned                                                                    1,134,938
   Due to affiliates                                                                                         19,919
   Accrued expenses                                                                                          57,101
                                                                                                       ------------
         Total liabilities                                                                             $  1,306,134
                                                                                                       ------------
NET ASSETS:
   Paid-in capital                                                                                     $ 22,990,010
   Undistributed net investment income (loss)                                                                   260
   Accumulated undistributed net realized gain (loss)                                                       713,557
   Net unrealized gain (loss) on:
      Investments                                                                                         5,101,027
      Futures contracts                                                                                      33,165
                                                                                                       ------------
         Total net assets                                                                              $ 28,838,019
                                                                                                       ------------
NET ASSET VALUE PER SHARE:
   CLASS I:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                       $ 17,992,938
   Shares outstanding                                                                                     1,197,698
                                                                                                       ------------
      Net asset value per share                                                                        $      15.02
   CLASS II:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                       $ 10,845,081
   Shares outstanding                                                                                       725,478
                                                                                                       ------------
      Net asset value per share                                                                        $      14.95

10    The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                          YEAR ENDED
                                                           12/31/04
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $349)     $   193,923
   Interest                                                   20,839
   Income on securities loaned, net                            2,778
                                                         -----------
      Total investment income                            $   217,540
                                                         -----------
EXPENSES:
   Management fees                                       $   153,423
   Distribution fees (Class II)                               15,087
   Administrative reimbursements                              18,500
   Custodian fees                                             38,476
   Professional fees                                          45,386
   Printing expense                                           11,214
   Miscellaneous                                               1,717
                                                         -----------
      Total expenses                                     $   283,803
      Less management fees waived and expenses assumed
         by Pioneer Investment Management, Inc.               (9,953)
      Less fees paid indirectly                                 (815)
                                                         -----------
      Net expenses                                       $   273,035
                                                         -----------
         Net investment income (loss)                    $   (55,495)
                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                        $ 1,576,824
      Futures contracts                                      167,366
                                                         -----------
                                                         $ 1,744,190
                                                         -----------
   Change in net unrealized gain or (loss) from:
      Investments                                        $ 2,521,390
      Futures contracts                                       10,731
                                                         -----------
                                                         $ 2,532,121
                                                         -----------
   Net gain (loss) on investments, futures contracts
      and foreign currency transactions                  $ 4,276,311
                                                         ===========
   Net increase (decrease) in net assets resulting
      from operations                                    $ 4,220,816
                                                         ===========

The accompanying notes are an integral part of these financial statements.    11

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                YEAR ENDED      YEAR ENDED
                                                 12/31/04        12/31/03
FROM OPERATIONS:
Net investment income (loss)                   $    (55,495)   $      2,125
Net realized gain (loss) on investments           1,744,190        (334,168)
Change in net unrealized gain or (loss) on
   investments, futures contracts and
   foreign currency transactions                  2,532,121       3,353,942
                                               ------------    ------------
      Net increase (decrease) in net assets
         resulting from operations             $  4,220,816    $  3,021,899
                                               ------------    ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares               $ 14,302,057    $ 15,752,093
Cost of shares repurchased                       (4,493,153)    (10,568,904)
                                               ------------    ------------
   Net increase (decrease) in net assets
      resulting from Fund share transactions   $  9,808,904    $  5,183,189
                                               ------------    ------------
   Net increase (decrease) in net assets       $ 14,029,720    $  8,205,088

NET ASSETS:
Beginning of year                              $ 14,808,299    $  6,603,211
                                               ------------    ------------
End of year                                    $ 28,838,019    $ 14,808,299
                                               ============    ============
Undistributed net investment income (loss),
   end of year                                 $        260    $      3,664
                                               ============    ============

12    The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Small Cap Value VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company
      Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value
      Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares
      Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income
      Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income
      Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II
       shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio) (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value II Portfolio) (Class II shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class II shares only)

The Portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Small Cap Value Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange.

     At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of

                                                PIONEER VARIABLE CONTRACTS TRUST
PIONEER SMALL CAP VALUE VCT PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes withheld on capital gains at the applicable country rates.

     Small capitalization stocks, while offering the potential for higher returns, such as those in the portfolio may be subject to greater short-term price fluctuations than securities of larger companies.

B.   FUTURES CONTRACTS

     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2004, Small Company Portfolio had the following open contracts:

                                            NUMBER OF
                                            CONTRACTS     SETTLEMENT      MARKET     UNREALIZED
FUTURE CONTRACTS                TYPE       LONG/(SHORT)     MONTH         VALUE      GAIN/(LOSS)
-------------------------   ------------   ------------   ----------   -----------   -----------
SMALL CAP VALUE PORTFOLIO   RUSSELL 2000         5        MARCH 2005   $ 1,634,875    $ 33,165

C.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                                        UNDISTRIBUTED    ACCUMULATED NET
                                        NET INVESTMENT       REALIZED       PAID-IN
PORTFOLIO                               INCOME (LOSS)      GAIN (LOSS)      CAPITAL
-------------------------------------   --------------   ---------------   ---------
Pioneer Small Cap Value VCT Portfolio      $ 52,091          $ 6,157       $ (58,248)
                                           ========          =======       =========

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004. There were no distributions paid during the years ended December 31, 2004 and December 31, 2003.

                                                              2004           2003
                                                           -----------   -----------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                            $        --       $ --
Long-Term capital gain                                              --         --
                                                           -----------       ----
                                                           $        --       $ --
Return of Capital                                                   --         --
                                                           -----------       ----
   Total distributions                                     $        --       $ --
                                                           ===========       ====
DISTRIBUTABLE EARNINGS
   (ACCUMULATED LOSSES):
Undistributed ordinary income                              $        --
Undistributed long-term gain/(Capital loss carryforward)     1,086,729
Unrealized appreciation (depreciation)                       4,761,280
                                                           -----------       ----
   Total                                                   $ 5,848,009
                                                           ===========       ====

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

F.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

G.   SECURITIES LEADING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolios. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $17,466 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $268 in transfer agent fees payable to PIMSS at December 31, 2004.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $2,185 payable to PFD at December 31, 2004.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                               NET
                                              GROSS          GROSS       APPRECIATION/
                              TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                            ------------   ------------   ------------   --------------
Small Cap Value Portfolio   $ 22,618,337   $ 5,335,071     $ (573,791)     $ 4,761,280
                            ============   ===========     ==========      ===========

6.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations temporary cash investments for the year ended December 31, 2004, were $16,213,181 and $6,667,416, respectively.

7.   CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in and capital shares were as follows:

SMALL CAP VALUE PORTFOLIO       '04 SHARES    '04 AMOUNT    '03 SHARES     '03 AMOUNT
-----------------------------   ----------   ------------   ----------   -------------
CLASS II:
Shares sold                      510,952     $  6,774,823    1,276,588   $  13,058,675
Reinvestment of distributions         --               --           --              --
Shares repurchased              (277,189)      (3,672,701)  (1,028,432)    (10,409,382)
                                --------     ------------   ----------   -------------
   Net increase                  233,763     $  3,102,122      248,156   $   2,649,293
                                ========     ============   ==========   =============
CLASS II:
Shares sold                      566,136     $  7,527,234      235,328   $   2,693,418
Reinvestment of distributions         --               --           --              --
Shares repurchased               (61,897)        (820,452)     (14,089)       (159,522)
                                --------     ------------   ----------   -------------
   Net increase                  504,239     $  6,706,782      221,239   $   2,533,896
                                ========     ============   ==========   =============

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER SMALL CAP VALUE VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Small Cap Value Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2004 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Cap Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                    /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER SMALL CAP VALUE VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                         TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                        The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's
CUSTODIAN                                                  operations. The Trust's Trustees and officers are listed below, together
Brown Brothers Harriman & Co.                              with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM              Investment Company Act of 1940 are referred to as Interested Trustees.
Ernst & Young LLP                                          Trustees who are not interested persons of the Trust are referred to as
                                                           Independent Trustees. Each of the Trustees serves as a trustee of each of
PRINCIPAL UNDERWRITER                                      the 73 U.S. registered investment portfolios for which Pioneer Investment
Pioneer Funds Distributor, Inc.                            Management, Inc. ("Pioneer") serves as investment adviser (the "Trust").
                                                           The address for all Interested Trustees and all officers of the Portfolio
LEGAL COUNSEL                                              is 60 State Street, Boston, Massachusetts 02109.
Wilmer Cutler Pickering Hale and Dorr LLP
                                                           The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request,
SHAREOWNER SERVICES AND TRANSFER                           without charge, by calling 1-800-225-6292.
Pioneer Investment Management Shareholder Services, Inc.
                                                           Proxy Voting Policies and Procedures of the Trust are available without charge, upon Agent request, by calling our toll free number
                                                           (1-800-225-6292). This information is also available online at
                                                           pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                 POSITIONS HELD                            PRINCIPAL OCCUPATION DURING PAST FIVE      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE     WITH THE TRUST       TERM OF OFFICE       YEARS                                      THIS TRUSTEE
John F. Cogan,   Chairman of the      Serves until         Trustee and President Serves until         Director of Harbor Global
Jr. (78)*        Board, Trustee and   successor trustee    retirement or removal; Deputy Chairman     Company, Ltd.
                 President            is elected or        and a Director of Pioneer Global Asset
                                      earlier retirement   Management S.p.A. ("PGAM");
                                      or removal           Non-Executive Chairman and a Director of
                                                           Pioneer Investment Management USA Inc.
                                                           ("PIM-USA"); Chairman and a Director of
                                                           Pioneer; Director of Pioneer Alternative
                                                           Investment Management Limited (Dublin);
                                                           President and a Director of Pioneer
                                                           Alternative Investment Management
                                                           (Bermuda) Limited and affiliated funds;
                                                           President and Director of Pioneer Funds
                                                           Distributor, Inc. ("PFD"); President of
                                                           all of the Pioneer Funds; and Of Counsel
                                                           (since 2000, partner prior to 2000),
                                                           Wilmer Cutler Pickering Hale and Dorr
                                                           LLP (counsel to PIM-USA and the Pioneer
                                                           Funds).

* Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood   Trustee and          Serves until         President and Chief Executive Officer,     None
(52)**           Executive            successor trustee    PIM-USA since May 2003 (Director since
                 Vice President       is elected or        January 2001); President and Director of
                                      earlier retirement   Pioneer since May 2003; Chairman and
                                      or removal           Director of Pioneer Investment
                                                           Management Shareholder Services, Inc.
                                                           ("PIMSS") since May 2003; Executive Vice
                                                           President of all of the Pioneer Funds
                                                           since June 2003; Executive Vice
                                                           President and Chief Operating Officer of
                                                           PIM-USA, November 2000 to May 2003;
                                                           Executive Vice President, Chief
                                                           Financial Officer and Treasurer, John
                                                           Hancock Advisers, L.L.C., Boston, MA,
                                                           November 1999 to November 2000; Senior
                                                           Vice President and Chief Financial
                                                           Officer, John Hancock Advisers, L.L.C.,
                                                           April 1997 to November 1999.

** Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

PIONEER SMALL CAP VALUE VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                 POSITIONS HELD                            PRINCIPAL OCCUPATION DURING PAST FIVE      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE     WITH THE TRUST       TERM OF OFFICE       YEARS                                      THIS TRUSTEE
David R. Bock    Trustee since 2005.  Serves until a       Senior Vice President and Chief            Director of The Enterprise
**(61)                                successor trustee    Financial Officer, I-trax, Inc.            Social Investment Company
3050 K. Street                        is elected or        (publicly traded health care services      (privately-held affordable
NW,                                   earlier retirement   company) (2001-present); Managing          housing finance company);
Washington,                           or removal.          Partner, Federal City Capital Advisors     Director of New York Mortgage
DC 20007                                                   (boutique merchant bank) (1995-2000;       Trust (publicly traded
                                                           2002 to 2004); Executive Vice President    mortgage REIT)
                                                           and Chief Financial Officer, Pedestal
                                                           Inc. (internet-based mortgage trading
                                                           company) (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush     Trustee since        Serves until         President, Bush International              Director of Brady Corporation
(56) 3509        2000.                successor trustee    (international financial advisory firm)    (industrial identification and
Woodbine                              is elected or                                                   specialty coated material
Street, Chevy                         earlier retirement                                              products manufacturer),
Chase, MD                             or removal                                                      Millennium Chemicals, Inc.
20815                                                                                                 (commodity chemicals),
                                                                                                      Mortgage Guaranty Insurance
                                                                                                      Corporation, and R.J. Reynolds
                                                                                                      Tobacco Holdings, Inc.
                                                                                                      (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.    Trustee since        Serves until         Founding Director, The Winthrop Group,     None
Graham (57)      2000.                successor trustee    Inc. (consulting firm); Professor of
1001                                  is elected or        Management, Faculty of Management,
Sherbrooke                            earlier retirement   McGill University
Street West,                          or removal
Montreal,
Quebec, Canada
H3A 1G5
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A.    Trustee since        Serves until         President and Chief Executive Officer,     Director of New America High
Piret (56)       1995.                successor trustee    Newbury, Piret & Company, Inc.             Income Fund, Inc. (closed-end
One Boston                            is elected or        (investment banking firm)                  investment company)
Place,                                earlier retirement
28th Floor                            or removal
Boston, MA
02108
------------------------------------------------------------------------------------------------------------------------------------
Stephen K.       Trustee since        Serves until         Senior Counsel, Sullivan & Cromwell (law   Director, The Swiss Helvetia
West (76)        1995.                successor trustee    firm)                                      Fund, Inc. (closed-end
125 Broad                             is elected or                                                   investment company) and
Street,                               earlier retirement                                              AMVESCAP PLC (investment
New York,                             or removal                                                      managers)
NY 10004
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop    Trustee since        Serves until         President, John Winthrop & Co., Inc.       None
(68) One North   September, 2000.     successor trustee    (private investment firm)
Adgers Wharf,                         is elected or
Charleston,                           earlier retirement
SC 29401                              or removal
------------------------------------------------------------------------------------------------------------------------------------

PIONEER SMALL CAP VALUE VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES,OFFICERS AND SERVICE PROVIDERS                              (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                 POSITIONS HELD                            PRINCIPAL OCCUPATION DURING PAST FIVE      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE     WITH THE TRUST       TERM OF OFFICE       YEARS                                      THIS OFFICER
Dorothy E.       Secretary            Serves at the        Secretary of PIM-USA; Senior Vice          None
Bourassa (57)                         discretion of the    President - Legal of Pioneer; and
                                      Board                Secretary/Clerk of most of PIM-USA's
                                                           subsidiaries since October 2000;
                                                           Secretary of all of the Pioneer Funds
                                                           since September 2003 (Assistant
                                                           Secretary from November 2000 to
                                                           September 2003); and Senior Counsel,
                                                           Assistant Vice President and Director of
                                                           Compliance of PIM-USA from April 1998
                                                           through October 2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.   Assistant            Serves at the        Assistant Vice President and Senior        None
Kelley (40)      Secretary            discretion           Counsel of Pioneer since July 2002; Vice
                                      of the Board         President and Senior Counsel of BISYS
                                                           Fund Services, Inc. (April 2001 to June
                                                           2002); Senior Vice President and Deputy
                                                           General Counsel of Funds Distributor,
                                                           Inc. (July 2000 to April 2001; Vice
                                                           President and Associate General Counsel
                                                           from July 1996 to July 2000); Assistant
                                                           Secretary of all Pioneer Funds since
                                                           September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C.         Assistant            Serves at the        Partner, Wilmer Cutler Pickering Hale      None
Phelan (47)      Secretary            discretion           and Dorr LLP; Assistant Secretary of all
                                      of the Board         Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave     Treasurer            Serves at the        Vice President - Fund Accounting,          None
(59)                                  discretion of the    Administration and Custody Services of
                                      Board                Pioneer and Treasurer of all of the
                                                           Pioneer Funds (Assistant Treasurer from
                                                           June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Mark E.          Assistant            Serves at the        Deputy Treasurer of Pioneer since 2004;    None
Bradley (45)     Treasurer            discretion of the    Treasurer and Senior Vice President, CDC
                                      Board                IXIS Asset Management Services from 2002
                                                           to 2003; Assistant Treasurer and Vice
                                                           President, MFS Investment Management
                                                           from 1997 to 2002; and Assistant
                                                           Treasurer of all of the Pioneer Funds
                                                           since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I.          Assistant            Serves at the        Assistant Vice President - Fund            None
Presutti (39)    Treasurer            discretion of the    Accounting, Administration and Custody
                                      Board                Services of Pioneer and Assistant
                                                           Treasurer of all of the Pioneer Funds
                                                           since November 2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan    Assistant            Serves at the        Fund Accounting Manager - Fund             None
(46)             Treasurer            discretion of the    Accounting, Administration and Custody
                                      Board                Services of Pioneer; and Assistant
                                                           Treasurer of all of the Pioneer Funds
                                                           since May 2002
------------------------------------------------------------------------------------------------------------------------------------

PIONEER SMALL CAP VALUE VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                 POSITIONS HELD                            PRINCIPAL OCCUPATION DURING PAST FIVE      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE     WITH THE TRUST       TERM OF OFFICE       YEARS                                      THIS OFFICER
Katharine Kim    Assistant            Serves at the        Fund Administration Manager - Fund         None
Sullivan (31)    Treasurer            discretion of the    Accounting, Administration and Custody
                                      Board                Services since June 2003; Assistant Vice
                                                           President - Mutual Fund Operations of
                                                           State Street Corporation from June 2002
                                                           to June 2003 (formerly Deutsche Bank
                                                           Asset Management); Pioneer Fund
                                                           Accounting, Administration and Custody
                                                           Services (Fund Accounting Manager from
                                                           August 1999 to May 2002, Fund Accounting
                                                           Services Supervisor from 1997 to July
                                                           1999); Assistant Treasurer of all
                                                           Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J.        Chief Compliance     Serves at the        Chief Compliance Officer of Pioneer        None
Wolin (37)       Officer              discretion of the    (Director of Compliance and Senior
                                      Board                Counsel from November 2000 to September
                                                           2004); Vice President and Associate
                                                           General Counsel of UAM Fund Services,
                                                           Inc. (mutual fund administration
                                                           company) from February 1998 to November
                                                           2000; and Chief Compliance Officer of
                                                           all of the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

[LOGO] PIONEER
       INVESTMENTS(R)

                                                          [LOGO] PIONEER
                                                                 INVESTMENTS (R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                          PIONEER SMALL COMPANY VCT PORTFOLIO -- CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer Small Company VCT Portfolio

   Portfolio and Performance Update                           2

   Comparing Ongoing Portfolio Expenses                       3

   Portfolio Management Discussion                            4

   Schedule of Investments                                    5

   Financial Statements                                       9

   Notes to Financial Statements                             13

   Report of Independent Registered Public Accounting Firm   17

   Trustees, Officers and Service Providers                  18

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT www.pioneerfunds.com.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT http://www.sec.gov. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[THE FOLLOWING WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                             94.8%
Temporary Cash Investment                       4.1%
Depositary Receipts for International Stocks    0.7%
International Common Stocks                     0.4%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[THE FOLLOWING WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                   23.3%
Industrials                  15.5%
Information Technology       15.0%
Health Care                  13.9%
Consumer Discretionary       13.7%
Materials                     7.9%
Energy                        3.5%
Consumer Staples              3.4%
Telecommunication Services    1.9%
Utilities                     1.9%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Swift Transportation Co., Inc.   1.43%
2. Ruby Tuesday, Inc.               1.11
3. Provident Senior Living          0.96
4. Wind River Systems               0.90
5. People's Energy Corp.            0.88

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

PRICES AND DISTRIBUTIONS

                            12/31/04   12/31/03
Net Asset Value per Share    $ 12.85    $ 11.35

DISTRIBUTIONS PER SHARE               SHORT-TERM      LONG-TERM
(1/1/04 - 12/31/04)       DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                          $ --        $ --            $ --

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER SMALL COMPANY VCT PORTFOLIO at net asset value, compared to that of the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

---------------------------------
        GROWTH OF $10,000
---------------------------------
                         RUSSELL
  DATE         VALUE      2000

1/31/2001    $ 10,000   $ 10,000
             $ 10,479   $  9,741
12/31/2002   $  8,683   $  7,747
             $ 10,865   $ 11,407
12/31/2004   $ 12,301   $ 13,497

The Russell 2000 Index measures U.S. small-cap stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
Life-of-Class
(1/19/01)        6.56%
1 Year          13.22%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fee and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all porfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER SMALL COMPANY VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

         SHARE CLASS                                 I           II
         ------------------------------------   ----------   ----------
         Beginning Account Value on 7/1/04      $ 1,000.00   $ 1,000.00
         Ending   Account  Value  on 12/31/04   $ 1,067.51   $ 1,067.31
         Expenses Paid During Period*           $     6.46   $     7.63

* Expenses are equal to the Portfolio's annualized expense ratio of 1.24% and 1.47% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER SMALL COMPANY VCT PORTFOLIO

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

         SHARE CLASS                                  I           II
         -------------------------------------   ----------   ----------
         Beginning Account Value on 7/1/04       $ 1,000.00   $ 1,000.00
         Ending   Account   Value  on 12/31/04   $ 1,018.85   $ 1,017.70
         Expenses Paid During Period*            $     6.30   $     7.45

* Expenses are equal to the Portfolio's annualized expense ratio of 1.24% and 1.47% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

A WORD ABOUT RISK:

INVESTING IN SMALL COMPANIES MAY OFFER THE POTENTIAL FOR HIGHER RETURNS, BUT THESE COMPANIES ARE ALSO SUBJECT TO GREATER SHORT-TERM PRICE FLUCTUATIONS THAN LARGER, MORE ESTABLISHED COMPANIES.

CALL 800-688-9915 OR VISIT www.pioneerfunds.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PER FORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN.

PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS PERFORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHER WISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

In the following discussion, co-managers Diego Franzin and Michael Rega review the performance of Pioneer Small Company VCT Portfolio over the year ended December 31, 2004. Diego and Michael assumed day-to-day investment responsibility for the Portfolio on November 1, 2004.

Q:   HOW DID PIONEER SMALL COMPANY VCT PORTFOLIO PERFORM OVER THIS PERIOD?

A: For the twelve months ended December 31, 2004, Class II shares of the Portfolio returned 13.22% at net asset value. The result trailed the Portfolio's benchmark, the Russell 2000 Index, which returned 18.33% over the same period.

     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   PLEASE DESCRIBE THE BACKGROUND FOR SMALL-COMPANY STOCKS OVER THIS PERIOD.

A: Stocks, including small-caps, treaded water for several months in 2004, held back by concern over the economy, election uncertainty and international tensions. With renewed evidence of continued economic growth, and with the election firmly decided, investors returned to equities in the latter months of the year.

     Driven by profit growth, small-capitalization stocks outperformed large caps for the sixth consecutive year in 2004, marking the longest stretch of small-cap outperformance since the Russell 2000 Index was launched in 1979. Smaller companies increased operating efficiencies and expanded margins, allowing more of each revenue dollar to reach the bottom line. For four of the last five years, value-oriented smaller stocks were dominant, but growth stocks began catching up late in the year.

Q:   WHICH STOCKS OR SECTORS INFLUENCED PERFORMANCE FAVORABLY?

A: One-time coalmine operator Brink's rose as it continued to work down long-standing pension obligations owed to former employees and their families. Canada-based Alliance Atlantis, whose management team is highly regarded in the industry, enjoyed good results from its various Crime Scene Investigation (CSI) television series. Sales targets in China for Nu Skin's health and beauty products fell behind by a few months; after a brief decline, shares rebounded and added to results for the year. We took profits in Chattem, manufacturers of Gold Bond products, in favor of other opportunities. We also took advantage of higher prices to cut real estate investment trust holdings, adding commercial banks, including Irwin Financial and City National, that appear better positioned to profit as a flattening yield curve squeezes profit margins. Corn Products International, a leading producer of corn syrup, benefited from increased operating efficiencies and the probability of greater access to the large Mexican market.

Q:   WHICH HOLDINGS HAD A NEGATIVE IMPACT OVER THE PERIOD?

A: Unsuccessful stock selection nullified an overweight position in the strong energy sector. Being underweight in technology was beneficial, but choices among industrial, materials and technology issues hurt results. Together, those factors account for much of the Portfolio's underperformance compared with its benchmark. Unifi, a maker of synthetic yarns for apparel and home goods, missed earnings targets due to weak pricing and saw some of its customers move production overseas. Rewards Network, which continues to retool its hotel and restaurant discount programs, fell sharply. Cuts in state and federal educational programs combined with a revamping of the SAT test undercut shares of Princeton Review, a test preparation company. And Plato Learning, which offers computer-based job training, fell after ratcheting back revenue expectations.

Q:   WHAT IS YOUR CURRENT OUTLOOK, AND HOW ARE YOU POSITIONING THE PORTFOLIO?

A: We believe the economic expansion will carry over into 2005 even if interest rates rise further. In addition, energy prices may moderate in the face of adequate supplies.

     In late 2004, growth stocks appeared exceptionally cheap by some traditional measures, and we believe that growth prospects will eventually be reflected in stock prices. In addition, the best performing growth issues had no earnings at all, a sign that investors were attracted to the notion of growth, independent of other factors. With that scenario in mind, we are tightening the Portfolio's growth focus, broadening sector diversification and increasing the Portfolio's roster of stocks. Attractive sectors include health care, as well as deepwater drilling, where drilling rig utilization rates have moved higher. In technology, software companies may benefit as companies look for productivity-enhancing ways to invest sizeable cash holdings accumulated over recent years.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

 SHARES                                                         VALUE
          COMMON STOCKS - 98.4%
          ENERGY - 3.4%
          OIL & GAS DRILLING - 0.7%
  2,100   Stone Energy Corp.*                            $     94,689
                                                         ------------
          OIL & GAS EQUIPMENT & SERVICES - 0.7%
  3,100   Maverick Tube Corp.*                           $     93,930
                                                         ------------
          OIL & GAS EXPLORATION & PRODUCTION - 2.0%
  2,925   Forest Oil Corp.* (a)                          $     92,781
  1,600   Houston Exploration Co.*                             90,096
  2,703   Spinnaker Exploration Co.*                           94,794
                                                         ------------
                                                         $    277,671
                                                         ------------
          TOTAL ENERGY                                   $    466,290
                                                         ------------
          MATERIALS - 7.7%
          ALUMINUM - 0.7%
  3,900   Century Aluminum Co.*                          $    102,414
                                                         ------------
          GOLD - 0.5%
 11,125   IAMGOLD Corp.                                  $     73,536
                                                         ------------
          MATERIALS - 0.4%
    625   Mega Blocks*                                   $      9,928
  2,950   Mega Blocks, Inc. (144A)*                            46,861
                                                         ------------
                                                         $     56,789
                                                         ------------
          METAL & GLASS CONTAINERS - 0.6%
  1,775   Kennametal, Inc.                               $     88,342
                                                         ------------
          PAPER PRODUCTS - 1.4%
  3,600   Flowserve Corp.*                               $     99,144
  5,250   Wausau-Mosinee Paper Corp.                           93,765
                                                         ------------
                                                         $    192,909
                                                         ------------
          PRECIOUS METALS & MINERALS - 0.7%
  8,500   Stillwater Mining Co.*                         $     95,710
                                                         ------------
          SPECIALTY CHEMICALS - 2.7%
  3,700   Cambrex Corp.                                  $    100,270
  3,300   H.B. Fuller Co.                                      94,083
  9,700   PolyOne Corp.*                                       87,882
  8,775   Wellman, Inc.                                        93,805
                                                         ------------
                                                         $    376,040
                                                         ------------
          STEEL - 0.7%
  3,200   NS Group, Inc.*                                $     88,960
                                                         ------------
          TOTAL MATERIALS                                $  1,074,700
                                                         ------------
          CAPITAL GOODS - 6.5%
          AEROSPACE & DEFENSE - 1.2%
  5,600   Hexcel Corp.*                                  $     81,200
  7,300   Orbital Sciences Corp.* (a)                          86,359
                                                         ------------
                                                         $    167,559
                                                         ------------
          BUILDING PRODUCTS - 0.7%
  5,000   Lennox International, Inc.                     $    101,750
                                                         ------------
          CONSTRUCTION, FARM MACHINERY &
          HEAVY TRUCKS - 0.7%
  1,200   The Toro Co.                                   $     97,620
                                                         ------------
          CONSTRUCTION & ENGINEERING - 0.7%
  5,500   Perini Corp.*                                  $     91,795
                                                         ------------
          ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
  2,900   Acuity Brands, Inc.                            $     92,220
  2,500   Thomas & Betts Corp.*                                76,875
                                                         ------------
                                                         $    169,095
                                                         ------------
          INDUSTRIAL CONGLOMERATES - 1.3%
  4,900   Brush Engineered Materials, Inc.*              $     90,650
  4,700   Tredegar Corp.                                       94,987
                                                         ------------
                                                         $    185,637
                                                         ------------
          INDUSTRIAL MACHINERY - 0.7%
  2,600   Albany International Corp.                     $     91,416
                                                         ------------
          TOTAL CAPITAL GOODS                            $    904,872
          COMMERCIAL SERVICES & SUPPLIES - 5.3%
          DATA PROCESSING SERVICES - 0.7%
  7,450   Gartner Group, Inc.*                           $     92,827
                                                         ------------
          COMMERCIAL PRINTING - 0.4%
  1,675   John H. Harland Co.                            $     60,468
                                                         ------------
          DIVERSIFIED COMMERCIAL SERVICES - 3.1%
  2,301   The Brinks Co.                                 $     90,936
  3,650   Central Parking Corp.                                55,298
  4,394   FTI Consulting, Inc.*                                92,582
  2,000   Regis Corp.                                          92,300
  5,900   Tetra Tech, Inc*                                     98,766
                                                         ------------
                                                         $    429,882
                                                         ------------
          EMPLOYMENT SERVICES - 0.6%
 14,700   The Princeton Review, Inc.*                    $     90,405
                                                         ------------
          ENVIRONMENTAL SERVICES - 0.5%
 12,275   Newpark Resources, Inc.*                       $     63,216
                                                         ------------
          TOTAL COMMERCIAL SERVICES &
          SUPPLIES                                       $    736,798
                                                         ------------
          TRANSPORTATION - 3.5%
          AIRLINES - 1.4%
  2,800   Alaska Air Group, Inc.*                        $     93,772
  7,600   ExpressJet Holdings, Inc.*                           97,888
                                                         ------------
                                                         $    191,660
                                                         ------------
          TRUCKING - 2.1%
  2,600   Overnite Corp.                                 $     96,824
  9,100   Swift Transportation Co., Inc.*                     195,468
                                                         ------------
                                                         $    292,292
                                                         ------------
          TOTAL TRANSPORTATION                           $    483,952
                                                         ------------

The accompanying notes are an integral part of these financial statements.     5

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

 SHARES                                                         VALUE
          AUTOMOBILES & COMPONENTS - 1.3%
          AUTO PARTS & EQUIPMENT - 0.6%
  5,400   Aftermarket Technology Corp.*                  $     86,940
                                                         ------------
          AUTOMOBILE MANUFACTURERS - 0.7%
  2,300   Winnebago Industries, Inc.*                    $     89,838
                                                         ------------
          TOTAL AUTOMOBILES & COMPONENTS                 $    176,778
                                                         ------------
          CONSUMER DURABLES & APPAREL - 2.7%
          APPAREL, ACCESSORIES & LUXURY GOODS - 0.7%
 10,100   Charming Shoppes, Inc.*                        $     94,637
                                                         ------------
          FOOTWEAR - 0.7%
  3,100   Wolverine World Wide, Inc.                     $     97,402
                                                         ------------
          HOUSEWARES & SPECIALTIES - 0.7%
  2,775   Yankee Candle Co.                              $     92,075
                                                         ------------
          LEISURE PRODUCTS - 0.6%
  3,900   JAKKS Pacific, Inc.*                           $     86,229
                                                         ------------
          TOTAL CONSUMER DURABLES & APPAREL              $    370,343
                                                         ------------
          HOTELS, RESTAURANTS & LEISURE - 2.4%
          LEISURE FACILITIES - 0.6%
  4,000   Vail Resorts, Inc.*                            $     89,680
                                                         ------------
          RESTAURANTS - 1.8%
  5,800   Ruby Tuesday, Inc.                             $    151,264
  4,900   The Steak n Shake Co.*                               98,392
                                                         ------------
                                                         $    249,656
                                                         ------------
          TOTAL HOTELS, RESTAURANTS & LEISURE            $    339,336
                                                         ------------
          MEDIA - 2.7%
          ADVERTISING - 0.7%
  1,600   R.H. Donnelley Corp.*                          $     94,480
                                                         ------------
          BROADCASTING & CABLE TELEVISION - 0.6%
  6,000   Gray Television, Inc.                          $     93,000
                                                         ------------
          MOVIES & ENTERTAINMENT - 0.7%
  3,550   Alliance Atlantis Communications, Inc.*        $     97,554
                                                         ------------
          PUBLISHING - 0.7%
  4,875   Journal Register Co.*                          $     94,234
                                                         ------------
          TOTAL MEDIA                                    $    379,268
                                                         ------------
          RETAILING - 5.1%
          APPAREL RETAIL - 1.9%
  3,100   Aeropostale, Inc.*                             $     91,233
  7,500   Guess?, Inc.*                                        94,125
  6,500   Skechers U.S.A.*                                     84,240
                                                         ------------
                                                         $    269,598
                                                         ------------
          DISTRIBUTORS - 1.2%
  3,200   Beacon Roofing Supply, Inc.*                   $     63,552
  3,500   Wesco International, Inc.*                          103,740
                                                         ------------
                                                         $    167,292
                                                         ------------
          GENERAL MERCHANDISE STORES - 0.6%
  3,000   American Greetings Corp.                       $     76,050
                                                         ------------
          INTERNET RETAIL - 0.7%
  8,000   Netflix, Inc.*                                 $     98,640
                                                         ------------
          SPECIALTY STORES - 0.7%
  7,400   Payless ShoeSource, Inc.*                      $     91,020
                                                         ------------
          TOTAL RETAILING                                $    702,600
                                                         ------------
          FOOD & DRUG RETAILING - 1.4%
          FOOD DISTRIBUTORS - 0.7%
  1,939   The J.M. Smucker Co.                           $     91,269
                                                         ------------
          FOOD RETAIL - 0.7%
  2,300   Sanderson Farms, Inc.                          $     99,544
                                                         ------------
          TOTAL FOOD & DRUG RETAILING                    $    190,813
                                                         ------------
          FOOD, BEVERAGE & TOBACCO - 0.6%
          AGRICULTURAL PRODUCTS - 0.6%
  1,670   Corn Products International, Inc.              $     89,445
                                                         ------------
          TOTAL FOOD, BEVERAGE & TOBACCO                 $     89,445
                                                         ------------
          HOUSEHOLD & PERSONAL PRODUCTS - 0.7%
          HOUSEHOLD PRODUCTS - 0.7%
  3,850   Nu Skin Enterprises, Inc.                      $     97,713
                                                         ------------
          TOTAL HOUSEHOLD & PERSONAL
          PRODUCTS                                       $     97,713
                                                         ------------
          HEALTH CARE EQUIPMENT & SERVICES - 9.3%
          HEALTH CARE DISTRIBUTORS - 0.8%
  2,300   United Therapeutics Corp.*                     $    103,845
                                                         ------------
          HEALTH CARE EQUIPMENT - 2.0%
  2,475   Haemonetics Corp.*                             $     89,620
  2,575   PolyMedica Corp.                                     96,022
  3,900   Steris Corp.*                                        92,508
                                                         ------------
                                                         $    278,150
                                                         ------------
          HEALTH CARE FACILITIES - 1.9%
  2,600   Lifepoint Hospitals, Inc.*                     $     90,532
  2,002   Sunrise Senior Living, Inc.* (a)                     92,813
  1,900   Universal Health Services, Inc. (Class B)            84,550
                                                         ------------
                                                         $    267,895
                                                         ------------
          HEALTH CARE SERVICES - 3.3%
  1,700   Cerner Corp.* (a)                              $     90,389
  3,300   Lifeline Systems, Inc.*                              85,008
  1,425   Pediatrix Medical Group, Inc.*                       91,271
  5,025   Providence Service Corp.*                           105,374
  4,496   Parexel International Corp.*                         91,269
                                                         ------------
                                                         $    463,311
                                                         ------------
          HEALTH CARE SUPPLIES - 0.6%
  5,800   Merit Medical Systems, Inc.*                   $     88,624
                                                         ------------

6     The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

 SHARES                                                         VALUE
          MANAGED HEALTH CARE - 0.7%
  5,050   First Health Group Corp.*                      $     94,486
                                                         ------------
          TOTAL HEALTH CARE EQUIPMENT &
          SERVICES                                       $  1,296,311
                                                         ------------
          PHARMACEUTICALS & BIOTECHNOLOGY - 4.4%
          BIOTECHNOLOGY - 3.0%
  4,925   Cubist Pharmaceuticals, Inc.*                  $     58,263
  4,200   Connetics Corp.*                                    102,018
 12,500   Indevus Pharmaceuticals, Inc.* (a)                   74,500
  7,300   InterMune, Inc.*                                     96,798
  8,600   Regeneron Pharmaceuticals, Inc.*                     79,206
                                                         ------------
                                                         $    410,785
                                                         ------------
          PHARMACEUTICALS - 1.4%
  4,100   Able Laboratories, Inc.*                       $     93,275
  3,600   Bone Care International, Inc.*                      100,260
                                                         ------------
                                                         $    193,535
                                                         ------------
          TOTAL PHARMACEUTICALS &
          BIOTECHNOLOGY                                  $    604,320
                                                         ------------
          BANKS - 10.6%
          DIVERSIFIED BANKS - 1.4%
  4,800   Provident Financial Services, Inc.             $     92,976
  3,100   Trustmark Corp.                                      96,317
                                                         ------------
                                                         $    189,293
                                                         ------------
          REGIONAL BANKS - 7.3%
  3,700   BancorpSouth, Inc.                             $     90,169
  3,300   Community Bank System, Inc.                          93,225
  2,200   Chemical Financial Corp.                             94,424
  2,600   Central Pacific Financial Corp.*                     94,042
  1,325   City National Corp.                                  93,611
  2,200   First Community Bancorp                              93,940
  5,300   First Financial Bancorp                              92,750
  2,900   Greater Bay Bancorp                                  80,852
  3,500   Irwin Financial Corp.                                99,365
  3,300   Oriental Financial Group, Inc.                       93,423
  3,600   Susquehanna Bancshares, Inc.                         89,820
                                                         ------------
                                                         $  1,015,621
                                                         ------------
          THRIFTS & MORTGAGE FINANCE - 1.9%
  2,300   BankUnited Financial Corp.*                    $     73,485
  3,025   Commercial Federal Corp.                             89,873
  2,125   Webster Financial Corp.                             107,610
                                                         ------------
                                                         $    270,968
                                                         ------------
          TOTAL BANKS                                    $  1,475,882
                                                         ------------
          DIVERSIFIED FINANCIALS - 2.8%
          CONSUMER FINANCE - 0.7%
  3,800   Charter Municipal Mortgage
          Acceptance Co.                                 $     92,872
                                                         ------------
          CONSUMER FINANCE - 1.4%
  4,078   Advanta Corp. (Class B)                        $     98,973
 13,997   Rewards Network, Inc.* (a)                           97,979
                                                         ------------
                                                         $    196,952
                                                         ------------
          INVESTMENT BANKING & BROKERAGE - 0.7%
  6,078   Apollo Investment Corp.                        $     91,778
                                                         ------------
          TOTAL DIVERSIFIED FINANCIALS                   $    381,602
                                                         ------------
          INSURANCE - 2.6%
          LIFE & HEALTH INSURANCE - 0.7%
  2,100   AmerUs Group Co.                               $     95,130
                                                         ------------
          PROPERTY & CASUALTY INSURANCE - 1.9%
  4,600   Bristol West Holdings, Inc.                    $     92,000
  2,500   Infinity Property & Casualty Corp.                   88,000
  2,020   Selective Insurance Group, Inc.                      89,365
                                                         ------------
                                                         $    269,365
                                                         ------------
          TOTAL INSURANCE                                $    364,495
                                                         ------------
          REAL ESTATE - 6.9%
          REAL ESTATE INVESTMENT TRUSTS - 6.9%
  8,500   Anworth Mortgage Asset Corp.                   $     91,035
  3,100   Brandywine Realty Trust                              91,109
  4,577   BioMed Property Trust, Inc.                         101,655
  2,850   Capital Trust, Inc.                                  87,524
  2,900   Cousins Properties, Inc.                             87,783
  2,800   Heritage Property Investment Trust                   89,852
 10,000   MFA Mortgage Investments, Inc.                       88,200
  2,800   Newcastle Investment Corp.                           88,984
  8,195   Provident Senior Living*                            131,120
  1,600   Redwood Trust, Inc.                                  99,344
                                                         ------------
                                                         $    956,606
                                                         ------------
          TOTAL REAL ESTATE                              $    956,606
                                                         ------------
          SOFTWARE & SERVICES - 6.1%
          APPLICATION SOFTWARE - 3.4%
  3,700   Advent Software, Inc.*                         $     75,776
  3,500   Macrovision Corp.*                                   90,020
 14,500   Parametric Technology Co.*                           85,405
  7,100   Valueclick, Inc.*                                    94,643
  9,100   Wind River Systems*                                 345,844
                                                         ------------
                                                         $    691,688
                                                         ------------
          DATA PROCESSING & OUTSOURCED SERVICES - 0.7%
  5,700   The BISYS Group, Inc.*                         $     93,765
                                                         ------------
          HOME ENTERTAINMENT SOFTWARE - 0.7%
 12,375   Plato Learning, Inc.*                          $     92,194
                                                         ------------
          INTERNET SOFTWARE & SERVICES - 0.6%
  7,000   Earthlink, Inc.*                               $     80,640
                                                         ------------

The accompanying notes are an integral part of these financial statements.     7

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

 SHARES                                                         VALUE
          SYSTEMS SOFTWARE - 0.7%
  8,875   Borland Software Corp.*                        $    103,660
                                                         ------------
          TOTAL SOFTWARE & SERVICES                      $  1,061,947
                                                         ------------
          TECHNOLOGY, HARDWARE & EQUIPMENT - 5.9%
          NETWORKING EQUIPMENT - 0.6%
 13,900   Extreme Networks, Inc.*                        $     91,045
                                                         ------------
          COMMUNICATIONS EQUIPMENT - 2.7%
 15,100   Arris Group, Inc.*                             $    106,304
  4,800   CommScope, Inc.*                                     90,720
  5,200   SeaChange International, Inc.* (a)                   90,688
  8,500   Symmetricom, Inc.*                                   82,535
                                                         ------------
                                                         $    370,247
                                                         ------------
          COMPUTER STORAGE & PERIPHERALS - 1.2%
  3,500   Intergraph Corp.*                              $     94,255
  4,000   Novatel Wireless, Inc.* (a)                          77,520
                                                         ------------
                                                         $    171,775
                                                         ------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
 12,400   Identix, Inc.*                                 $     91,512
                                                         ------------
          ELECTRONIC MANUFACTURING SERVICES - 0.7%
  7,800   TTM Technologies, Inc.*                        $     92,040
                                                         ------------
          TOTAL TECHNOLOGY, HARDWARE &
          EQUIPMENT                                      $    816,619
                                                         ------------
          SEMICONDUCTORS - 2.8%
          SEMICONDUCTOR EQUIPMENT - 1.4%
 11,900   Axcelis Technologies, Inc.*                    $     96,747
  5,246   Photronics, Inc.*                                    86,559
    500   PortalPlayer, Inc.*                                  12,340
                                                         ------------
                                                         $    195,646
                                                         ------------
          SEMICONDUCTORS - 1.4%
 10,100   MIPS Technologies, Inc.*                       $     99,485
 20,800   SGC Holding Corp.*                                   94,432
                                                         ------------
                                                         $    193,917
                                                         ------------
          TOTAL SEMICONDUCTORS                           $    389,563
                                                         ------------
          TELECOMMUNICATION SERVICES - 1.9%
          INTEGRATED TELECOMMUNICATION SERVICES - 1.3%
  7,575   Aeroflex, Inc.*                                $     91,809
  6,959   CT Communications, Inc.                              85,596
                                                         ------------
                                                         $    177,405
                                                         ------------
          WIRELESS TELECOM SERVICES - 0.6%
  9,375   Boston Communications Group, Inc.*             $     86,625
                                                         ------------
          TOTAL TELECOMMUNICATION SERVICES               $    264,030
                                                         ------------
          UTILITIES - 1.8%
          ELECTRIC UTILITIES - 0.5%
  1,400   CH Energy Group, Inc.                          $     67,270
                                                         ------------
          GAS UTILITIES - 1.3%
  2,500   Atmos Energy Corp.                             $     68,375
  2,750   People's Energy Corp.                               120,857
                                                         ------------
                                                         $    189,232
                                                         ------------
          TOTAL UTILITIES                                $    256,502
                                                         ------------
          TOTAL COMMON STOCKS
          (Cost $12,760,997)                             $ 13,658,246
                                                         ------------
          WARRANTS - 0.0%
          ENERGY - 0.0%
          OIL & GAS EXPLORATION & PRODUCTION - 0.0%
  1,850   Arena Resources Warrants EXP 8/9/08*           $      5,411
                                                         ------------
          TOTAL WARRANTS
          (Cost $1,885)                                  $      5,411
                                                         ------------
          TEMPORARY CASH INVESTMENT - 4.2%
          SECURITY LENDING COLLATERAL - 4.2%
579,352   Securities Lending Investment Fund,
          2.18%                                          $    579,352
                                                         ------------
          TOTAL TEMPORARY CASH
          INVESTMENT
          (Cost $579,352)                                $    579,352
                                                         ------------
          TOTAL INVESTMENTS IN
          SECURITIES - 102.6%
          (Cost $13,342,234)                             $ 14,243,009
                                                         ------------
          OTHER ASSETS
          AND LIABILITIES - (2.6)%                       $   (372,893)
                                                         ------------
          TOTAL NET ASSETS - 100.0%                      $ 13,870,116
                                                         ============

*    Non-income producing security

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2004, the value of these securities amounted to $46,861 or 0.3% of net assets.
(a)  At December 31, 2004, the following securities were out on loan:

     SHARES    SECURITY                         MARKET VALUE
       1,615   Cerner Corp.*                      $  85,870
       2,779   Forest Oil Corp.*                     88,150
      11,875   Indevus Pharmaceuticals, Inc.*        70,775
       3,800   Novatel Wireless, Inc.*               73,644
       6,935   Orbital Sciences Corp.*               82,041
         791   Rewards Network, Inc.*                 5,537
       3,990   SeaChange International, Inc.*        69,586
       1,759   Sunrise Senior Living, Inc.*          81,546
                                                  ---------
               TOTAL                              $ 557,149
                                                  =========

8     The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   8/1/01 TO
CLASS II (A)                                                     12/31/04     12/31/03     12/31/02     12/31/01
Net asset value, beginning of period                             $  11.35     $  9.07      $ 10.95      $ 11.18
                                                                 --------     -------      -------      -------
Increase (decrease) from investment operations:
   Net investment income                                         $  (0.05)    $ (0.01)     $ (0.01)     $    --
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions                                  1.55        2.29        (1.87)       (0.23)
                                                                 --------     -------      -------      -------
      Net increase (decrease) from investment operations         $   1.50     $  2.28      $ (1.88)     $ (0.23)
Distributions to shareowners:
   Net investment income                                               --          --           --           --
   Net realized gain                                                   --          --           --           --
                                                                 --------     -------      -------      -------
   Net increase (decrease) in net asset value                    $   1.50     $  2.28      $ (1.88)     $ (0.23)
                                                                 --------     -------      -------      -------
   Net asset value, end of period                                $  12.85     $ 11.35      $  9.07      $ 10.95
                                                                 ========     =======      =======      =======
Total return*                                                       13.22%      25.14%      (17.14)%      (2.06)%
Ratio of net expenses to average net assets+                         1.48%       1.52%        1.58%        1.68%**
Ratio of net investment income (loss) to average net assets+        (0.44)%     (0.23)%      (0.18)%       0.01%**
Portfolio turnover rate                                               114%         38%           53%         72%
Net assets, end of period (in thousands)                         $ 10,086     $ 7,095      $  3,419     $   938
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      1.76%       2.67%         2.98%       6.71%**
   Net investment income (loss)                                     (0.72)%     (1.38)%      (1.58)%       5.02%**

(a)  Class 2 shares were first publicly offered on August 1, 2001.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)

 **  Annualized.

  +  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.     9

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including securities loaned of $557,149) (Cost $13,342,234)   $ 14,243,009
   Cash                                                                                                   182,717
   Receivables--
      Investment securities sold                                                                          101,557
      Fund shares sold                                                                                     57,675
      Dividends, interest and foreign taxes withheld                                                       25,451
   Other                                                                                                    1,556
                                                                                                     ------------
         Total assets                                                                                $ 14,611,965
                                                                                                     ------------
LIABILITIES:
   Payables--
      Investment securities purchased                                                                $    100,703
      Fund shares repurchased                                                                                 788
      Upon return of securities loaned                                                                    579,352
   Due to affiliates                                                                                       10,103
   Accrued expenses                                                                                        50,903
                                                                                                     ------------
         Total liabilities                                                                           $    741,849
                                                                                                     ------------
NET ASSETS:
   Paid-in capital                                                                                   $ 11,654,699
   Accumulated undistributed net realized gain (loss)                                                   1,314,643
   Net unrealized gain (loss) on:
      Investments                                                                                         900,774
                                                                                                     ------------
         Total net assets                                                                            $ 13,870,116
                                                                                                     ------------
NET ASSET VALUE PER SHARE:
   CLASS I:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                     $  3,784,302
   Shares outstanding                                                                                     291,770
                                                                                                     ------------
      Net asset value per share                                                                      $      12.97
   CLASS II:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                     $ 10,085,814
   Shares outstanding                                                                                     784,728
                                                                                                     ------------
      Net asset value per share                                                                      $      12.85

10    The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED
                                                                               12/31/04
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $149)                          $   116,978
   Interest                                                                         5,203
   Income on securities loaned, net                                                 2,321
                                                                              -----------
         Total investment income                                              $   124,502
                                                                              -----------
EXPENSES:
   Management fees                                                            $    90,872
   Transfer agent fees and expenses                                                 2,009
   Distribution fees (Class II)                                                    21,149
   Administrative reimbursements                                                   18,500
   Custodian fees                                                                  26,887
   Professional fees                                                               32,556
   Printing expense                                                                11,676
   Miscellaneous                                                                    1,442
                                                                              -----------
         Total expenses                                                       $   205,091
         Less management fees waived and expenses assumed
            by Pioneer Investment Management, Inc.                                (33,905)
                                                                              -----------
         Net expenses                                                         $   171,186
                                                                              -----------
               Net investment income (loss)                                   $   (46,684)
                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                                             $ 2,004,714
      Futures contracts                                                            13,667
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                         (3,021)
                                                                              -----------
                                                                              $ 2,015,360
                                                                              -----------
   Change in net unrealized gain or (loss) from:
      Investments (the change in reserve for repatriation taxes of $86,981)   $  (373,588)
      Futures contracts                                                           (11,218)
                                                                              -----------
                                                                              $  (384,806)
                                                                              -----------
   Net gain (loss) on investments, futures contracts
      and foreign currency transactions                                       $ 1,628,554
                                                                              ===========
   Net increase (decrease) in net assets resulting
      from operations                                                         $ 1,583,870
                                                                              ===========

The accompanying notes are an integral part of these financial statements.    11

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                YEAR ENDED     YEAR ENDED
                                                 12/31/04       12/31/03
FROM OPERATIONS:
Net investment income (loss)                   $    (46,684)  $     (9,162)
Net realized gain (loss) on investments           2,015,360       (296,269)
Change in net unrealized gain or (loss) on
   investments, futures contracts and
   foreign currency transactions                   (384,806)     2,171,849
                                               ------------   ------------
      Net increase (decrease) in net assets
         resulting from operations             $  1,583,870   $  1,866,418
                                               ------------   ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares               $  4,450,765   $  6,156,243
Cost of shares repurchased                       (3,135,048)    (3,911,566)
                                               ------------   ------------
   Net increase (decrease) in net assets
      resulting from Fund share transactions   $  1,315,717   $  2,244,677
                                               ------------   ------------
   Net increase (decrease) in net assets       $  2,899,587   $  4,111,095
                                               ------------   ------------

NET ASSETS:
Beginning of year                              $ 10,970,529   $  6,859,434
                                               ------------   ------------
End of year                                    $ 13,870,116   $ 10,970,529
                                               ============   ============
Undistributed net investment income (loss),
   end of year                                 $         --   $      1,986
                                               ============   ============

12    The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Small Company VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small
      Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap
      Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
      Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio
      (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America
      Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio) (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value II Portfolio) (Class II shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class II shares only)

The investment objective of Small Company Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     applicable, are reported net of foreign taxes withheld on capital gains at the applicable country rates.

     Small capitalization stocks, while offering the potential for higher returns, such as those in the portfolio may be subject to greater short-term price fluctuations than securities of larger companies.

B.   FUTURES CONTRACTS

     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2004, Small Company Portfolio had no open contracts.

C.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                                       UNDISTRIBUTED   ACCUMULATED NET
                                      NET INVESTMENT       REALIZED        PAID-IN
PORTFOLIO                              INCOME (LOSS)     GAIN (LOSS)       CAPITAL
-----------------------------------   --------------   ---------------   ----------
Pioneer Small Company VCT Portfolio      $ 44,698          $ 15,753      $ (60,451)
                                         ========          ========      =========

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 on a tax basis. There were no distributions paid during the years ended December 31, 2004 and 2003.

                                                              2004        2003
                                                           -----------   -----
DISTRIBUTIONS PAID FROM:
Ordinary Income                                            $        --   $  --
Long-Term capital gain                                              --      --
                                                           -----------   -----
                                                           $        --   $  --
Return of Capital                                                   --      --
                                                           -----------   -----
   Total distributions                                     $        --   $  --
                                                           ===========   =====
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                              $        --
Undistributed long-term gain/(capital loss carryforward)     1,364,989
Unrealized appreciation (depreciation)                         850,428
                                                           -----------
   Total                                                   $ 2,215,417
                                                           ===========

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

F.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II Shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses(excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $7,619 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $268 in transfer agent fees payable to PIMSS at December 31, 2004

4.   DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $2,216 payable to PFD at December 31, 2004.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                            NET
                                             GROSS         GROSS        APPRECIATION/
                            TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                          ------------   ------------   ------------   --------------
Small Company Portfolio   $ 13,392,581    $ 1,098,063    $ (247,635)      $ 850,428
                          ============    ===========    ==========       =========

6.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $15,556,752 and $13,097,177, respectively.

7.   CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

SMALL CAP VALUE PORTFOLIO       '04 SHARES    '04 AMOUNT    '03 SHARES    '03 AMOUNT
-----------------------------   ----------   ------------   ----------   ------------
CLASS II:
Shares sold                        56,890    $    670,369     286,397    $  2,774,242
Reinvestment of distributions          --              --          --              --
Shares repurchased               (103,931)     (1,215,329)   (324,514)     (3,132,628)
                                ---------    ------------   ---------    ------------
   Net increase                   (47,041)   $   (544,960)    (38,117)   $   (358,386)
                                =========    ============   =========    ============
CLASS II:
Shares sold                       320,212    $  3,780,396     328,726    $  3,382,001
Reinvestment of distributions          --              --          --              --
Shares repurchased               (160,864)     (1,919,719)    (80,215)       (778,938)
                                ---------    ------------   ---------    ------------
   Net increase                   159,348    $  1,860,677     248,511    $  2,603,063
                                =========    ============   =========    ============

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER SMALL COMPANY VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Small Company VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Company VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /S/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER SMALL COMPANY VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                         TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                        The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust's are responsible for the Trust's
CUSTODIAN                                                  operations. The Trust's Trustees and officers are listed below, together
Brown Brothers Harriman & Co.                              with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM              Investment Company Act of 1940 are referred to as Interested Trustees.
Ernst & Young LLP                                          Trustees who are not interested persons of the Trust are referred to as
                                                           Independent Trustees. Each of the Trustees serves as a trustee of each
PRINCIPAL UNDERWRITER                                      of the 73 U.S. registered investment portfolios for which Pioneer
Pioneer Funds Distributor, Inc.                            Investment Management, Inc. ("Pioneer") serves as investment adviser (the
                                                           "Trusts"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

LEGAL COUNSEL                                              The Trust's statement of additional information provides more detailed
Wilmer Cutler Pickering Hale and Dorr LLP                  information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

SHAREOWNER SERVICES AND TRANSFER                           Proxy Voting Policies and Procedures of the Trust are available without
Pioneer Investment Management Shareholder Services, Inc.   charge, upon Agent request, by calling our toll free number
                                                           (1-800-225-6292). This information is also available online at
                                                           pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                              POSITIONS HELD                                PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST       TERM OF OFFICE           FIVE YEARS                         HELD BY THIS TRUSTEE
John F. Cogan, Jr. (78)*      Chairman of the      Serves until successor   Trustee and President Serves       Director of Harbor
                              Board, Trustee and   trustee is elected or    until retirement or removal;       Global Company, Ltd.
                              President            earlier retirement       Deputy Chairman and a Director
                                                   or removal               of Pioneer Global Asset
                                                                            Management S.p.A. ("PGAM");
                                                                            Non-Executive Chairman and a
                                                                            Director of Pioneer Investment
                                                                            Management USA Inc. ("PIM-USA");
                                                                            Chairman and a Director of
                                                                            Pioneer; Director of Pioneer
                                                                            Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a Director of
                                                                            Pioneer Alternative Investment
                                                                            Management (Bermuda) Limited and
                                                                            affiliated funds; President and
                                                                            Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD");
                                                                            President of all of the Pioneer
                                                                            Funds; and Of Counsel (since
                                                                            2000, partner prior to 2000),
                                                                            Wilmer Cutler Pickering Hale and
                                                                            Dorr LLP (counsel to PIM-USA and
                                                                            the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (52)**         Trustee and          Serves until successor   President and Chief Executive      None
                              Executive Vice       trustee is elected or    Officer, PIM-USA since May 2003
                              President            earlier retirement or    (Director since January 2001);
                                                   removal                  President and Director of
                                                                            Pioneer since May 2003; Chairman
                                                                            and Director of Pioneer
                                                                            Investment Management
                                                                            Shareholder Services, Inc.
                                                                            ("PIMSS") since May 2003;
                                                                            Executive Vice President of all
                                                                            of the Pioneer Funds since June
                                                                            2003; Executive Vice President
                                                                            and Chief Operating Officer of
                                                                            PIM-USA, November 2000 to May
                                                                            2003; Executive Vice President,
                                                                            Chief Financial Officer and
                                                                            Treasurer, John Hancock
                                                                            Advisers, L.L.C., Boston, MA,
                                                                            November 1999 to November 2000;
                                                                            Senior Vice President and Chief
                                                                            Financial Officer, John Hancock
                                                                            Advisers, L.L.C., April 1997 to
                                                                            November 1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

PIONEER SMALL COMPANY VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                              POSITIONS HELD                                PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST       TERM OF OFFICE           FIVE YEARS                         HELD BY THIS TRUSTEE
David R. Bock **(61)          Trustee since        Serves until a           Senior Vice President and Chief    Director of The
3050 K. Street NW,            2005.                successor trustee is     Financial Officer, I-trax, Inc.    Enterprise Social
Washington, DC 20007                               elected or earlier       (publicly traded health care       Investment Company
                                                   retirement or removal.   services company)                  (privately-held
                                                                            (2001-present); Managing           affordable housing
                                                                            Partner, Federal City Capital      finance company);
                                                                            Advisors (boutique merchant        Director of New York
                                                                            bank) (1995-2000; 2002 to 2004);   Mortgage Trust
                                                                            Executive Vice President and       (publicly traded
                                                                            Chief Financial Officer,           mortgage REIT)
                                                                            Pedestal Inc. (Internet-based
                                                                            mortgage trading company)
                                                                            (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)             Trustee since        Serves until successor   President, Bush International      Director of Brady
3509 Woodbine Street,         2000.                trustee is elected or    (International financial           Corporation
Chevy Chase, MD 20815                              earlier retirement or    advisory firm)                     (industrial
                                                   removal                                                     identification and
                                                                                                               specialty coated
                                                                                                               material products
                                                                                                               manufacturer),
                                                                                                               Millennium Chemicals,
                                                                                                               Inc. (commodity
                                                                                                               chemicals), Mortgage
                                                                                                               Guaranty Insurance
                                                                                                               Corporation, and R.J.
                                                                                                               Reynolds Tobacco
                                                                                                               Holdings, Inc.
                                                                                                               (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (57)     Trustee since        Serves until successor   Founding Director, The Winthrop    None
1001 Sherbrooke Street        2000.                trustee is elected or    Group, Inc. (consulting firm);
West, Montreal, Quebec,                            earlier retirement or    Professor of Management, Faculty
Canada H3A 1G5                                     removal                  of Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (56)      Trustee since        Serves until successor   President and Chief Executive      Director of New
One Boston Place,             1995.                trustee is elected or    Officer, Newbury, Piret &          America High Income
28th Floor,                                        earlier retirement or    Company, Inc. (investment          Fund, Inc.
Boston, MA 02108                                   removal                  bankin.g firm)                     (closed-end
                                                                                                               investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (76)          Trustee since        Serves until successor   Senior Counsel, Sullivan &         Director, The Swiss
125 Broad Street,             1995.                trustee is elected or    Cromwell (law firm)                Helvetia Fund, Inc.
New York, NY 10004                                 earlier retirement or                                       (closed-end
                                                   removal                                                     investment company)
                                                                                                               and AMVESCAP PLC
                                                                                                               (investment managers)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)            Trustee since        Serves until successor   President, John Winthrop & Co.,    None
One North Adgers Wharf,       September,           trustee is elected or    Inc. (private investment firm)
Charleston, SC 29401          2000.                earlier retirement or
                                                   removal
------------------------------------------------------------------------------------------------------------------------------------

PIONEER SMALL COMPANY VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                              POSITIONS HELD                                PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST       TERM OF OFFICE           FIVE YEARS                         HELD BY THIS OFFICER
Dorothy E. Bourassa (57)      Secretary            Serves at the            Secretary of PIM-USA; Senior       None
                                                   discretion of the        Vice President - Legal of
                                                   Board                    Pioneer; and Secretary/Clerk of
                                                                            most of PIM-USA's subsidiaries
                                                                            since October 2000; Secretary of
                                                                            all of the Pioneer Funds since
                                                                            September 2003 (Assistant
                                                                            Secretary from November 2000 to
                                                                            September 2003); and Senior
                                                                            Counsel, Assistant Vice
                                                                            President and Director of
                                                                            Compliance of PIM-USA from April
                                                                            1998 through October 2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (40)    Assistant            Serves at the            Assistant Vice President and       None
                              Secretary            discretion of the        Senior Counsel of Pioneer since
                                                   Board                    July 2002; Vice President and
                                                                            Senior Counsel of BISYS Fund
                                                                            Services, Inc. (April 2001 to
                                                                            June 2002); Senior Vice
                                                                            President and Deputy General
                                                                            Counsel of Funds Distributor,
                                                                            Inc. (July 2000 to April 2001;
                                                                            Vice President and Associate
                                                                            General Counsel from July 1996
                                                                            to July 2000); Assistant
                                                                            Secretary of all Pioneer Funds
                                                                            since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (47)          Assistant            Serves at the            Partner, Wilmer Cutler Pickering   None
                              Secretary            discretion of the        Hale and Dorr LLP; Assistant
                                                   Board                    Secretary of all Pioneer Funds
                                                                            since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)             Treasurer            Serves at the            Vice President - Fund              None
                                                   discretion of the        Accounting, Administration and
                                                   Board                    Custody Services of Pioneer; and
                                                                            Treasurer of all of the Pioneer
                                                                            Funds (Assistant Treasurer from
                                                                            June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (45)          Assistant            Serves at the            Deputy Treasurer of Pioneer        None
                              Treasurer            discretion of the        since 2004; Treasurer and Senior
                                                   Board                    Vice President, CDC IXIS Asset
                                                                            Management Services from 2002 to
                                                                            2003; Assistant Treasurer and
                                                                            Vice President, MFS Investment
                                                                            Management from 1997 to 2002;
                                                                            and Assistant Treasurer of all
                                                                            of the Pioneer Funds since
                                                                            November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)         Assistant            Serves at the            Assistant Vice President - Fund    None
                              Treasurer            discretion of the        Accounting, Administration and
                                                   Board                    Custody Services of Pioneer; and
                                                                            Assistant Treasurer of all of
                                                                            the Pioneer Funds since November
                                                                            2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)            Assistant            Serves at the            Fund Accounting Manager - Fund      None
                              Treasurer            discretion of the        Accounting, Administration and
                                                   Board                    Custody Services of Pioneer; and
                                                                            Assistant Treasurer of all of
                                                                            the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

PIONEER SMALL COMPANY VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                              POSITIONS HELD                                PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST       TERM OF OFFICE           FIVE YEARS                         HELD BY THIS OFFICER
Katharine Kim Sullivan (31)   Assistant            Serves at the            Fund Administration Manager -      None
                              Treasurer            discretion of the        Fund Accounting, Administration
                                                   Board                    and Custody Services since June
                                                                            2003; Assistant Vice President -
                                                                            Mutual Fund Operations of State
                                                                            Street Corporation from June
                                                                            2002 to June 2003 (formerly
                                                                            Deutsche Bank Asset Management);
                                                                            Pioneer Fund Accounting,
                                                                            Administration and Custody
                                                                            Services (Fund Accounting
                                                                            Manager from August 1999 to May
                                                                            2002, Fund Accounting Services
                                                                            Supervisor from 1997 to July
                                                                            1999); Assistant Treasurer of
                                                                            all Pioneer Funds since
                                                                            September 2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (37)          Chief Compliance     Serves at the            Chief Compliance Officer of        None
                              Officer              discretion of the        Pioneer (Director of Compliance
                                                   Board                    and Senior Counsel from November
                                                                            2000 to September 2004); Vice
                                                                            President and Associate General
                                                                            Counsel of UAM Fund Services,
                                                                            Inc. (mutual fund administration
                                                                            company) from February 1998 to
                                                                            November 2000; and Chief
                                                                            Compliance Officer of all of the
                                                                            Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

[LOGO] PIONEER
       INVESTMENTS(R)

                                                           [LOGO] PIONEER
                                                                  INVESTMENTS(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                       PIONEER STRATEGIC INCOME VCT PORTFOLIO -- CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

   Portfolio and Performance Update                           2

   Comparing Ongoing Portfolio Expenses                       3

   Portfolio Management Discussion                            4

   Schedule of Investments                                    5

   Financial Statements                                      15

   Notes to Financial Statements                             19

   Report of Independent Registered Public Accounting Firm   24

   Trustees, Officers and Service Providers                  25

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT www.pioneerfunds.com.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT http://www.sec.gov. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Corporate Bonds                  54.3%
U.S. Government Securities            24.5%
Foreign Government Bonds              12.6%
Temporary Cash Investment              2.6%
Asset Backed Securities                2.4%
Municipal Bonds                        1.9%
Collateralized Mortgage Obligations    1.0%
Convertible Corporate Bonds            0.7%

MATURITY DISTRIBUTION
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

0-1 years    6.5%
1-3 years   31.5%
3-4 years   11.9%
4-6 years   28.5%
6-8 years   14.3%
8+ years     7.3%

FIVE LARGEST HOLDINGS
(As a percentage of long-term holdings)

1.   Federal Home Loan Mortgage
        Corp., 6.0%, 8/1/34       2.22%
2.   Government National
        Mortgage Association,
        6.0%, 8/15/16             1.69
3.   Federal National Mortgage
        Association, 6.375%,
        8/15/07                   1.44
4.   Norwegian Government,
        6.75%, 1/15/07            1.38
5.   Canadian Government,
        4.25%, 9/1/09             1.27

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

PRICES AND DISTRIBUTIONS
                            12/31/04   12/31/03
Net Asset Value per Share   $ 11.26    $ 11.01

DISTRIBUTIONS PER SHARE               SHORT-TERM      LONG-TERM
(1/1/04 - 12/31/04)       DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                          $ 0.6261        $  --          $ 0.1616
--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER STRATEGIC INCOME VCT PORTFOLIO at net asset value, compared to that of the Lehman Brothers U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING TABLE IS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

         Lehman U.S. Universal Index   Pioneer Strategic Income VCT Portfolio
Jul-99              10000                               10000
                    10136                               10060
Dec-00              11234                               10488
                    12144                               11184
 2-Dec              13338                               12352
                    14117                               15073
 4-Dec              14817                               16573

Index comparison begins July 31, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
Life-of-Class    9.75%
(7/29/99)
5 Year          10.50
1 Year           9.95

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to variable product's annual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER STRATEGIC INCOME VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

          SHARE CLASS                             I            II
          ---------------------------------   ----------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,098.98   $ 1,097.41
          Expenses Paid During Period*        $     5.15   $     6.08

* Expenses are equal to the Portfolio's annualized expense ratio of 0.98% and 1.15% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER STRATEGIC INCOME VCT PORTFOLIO

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

          SHARE CLASS                              I           II
          ---------------------------------   ----------   ----------
          Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
          Ending Account Value on 12/31/04    $ 1,019.96   $ 1,018.65
          Expenses Paid During Period*        $     4.95   $     5.85

* Expenses are equal to the Portfolio's annualized expense ratio of 0.98% and 1.15% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

A WORD ABOUT RISK:

INVESTING IN FOREIGN AND/OR EMERGING MARKETS SECURITIES INVOLVES RISKS RELATING TO INTEREST RATES, CURRENCY EXCHANGE RATES, ECONOMIC, AND POLITICAL CONDITIONS. INVESTMENTS IN HIGH-YIELD OR LOWER-RATED SECURITIES ARE SUBJECT TO GREATER-THAN-AVERAGE RISK. WHEN INTEREST RATES RISE, THE PRICES OF FIXED-INCOME SECURITIES IN THE PORTFOLIO WILL GENERALLY FALL. CONVERSELY, WHEN INTEREST RATES FALL THE PRICES OF FIXED-INCOME SECURITIES IN THE PORTFOLIO WILL GENERALLY RISE. INVESTMENTS IN THE PORTFOLIO ARE SUBJECT TO POSSIBLE LOSS DUE TO THE FINANCIAL FAILURE OF UNDERLYING SECURITIES AND THEIR INABILITY TO MEET THEIR DEBT OBLIGATIONS. THE SECURITIES ISSUED BY U.S. GOVERNMENT SPONSORED ENTITIES (I.E., FNMA, FREDDIE MAC) IS NEITHER GUARANTEED NOR ISSUED BY THE U.S. GOVERNMENT.

CALL 800-688-9915 OR VISIT www.pioneerfunds.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN.

PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS PERFORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHERWISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

As economies throughout the world grew steadily during 2004, the values of both corporate bonds and emerging market debt tended to rise. At the same time, many non-U.S. currencies gained in value relative to the dollar. In the following discussion, Kenneth J. Taubes discusses the factors that influenced the performance of Strategic Income VCT Portfolio during 2004. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the Portfolio.

Q:   HOW DID THE PORTFOLIO PERFORM DURING 2004?

A: Strategic Income VCT Portfolio performed very well, outpacing its benchmark by a wide margin. For the 12 months ended December 31, 2004, the Portfolio's Class II shares had a total return of 9.95%, while the Lehman U.S. Universal Bond Index returned 4.97%. On December 31, 2004, the Standardized 30-day SEC Yield for Class II shares was 5.40%.
     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   WHAT FACTORS AFFECTED PORTFOLIO PERFORMANCE?

A: With strong economic growth throughout the globe during 2004, corporate cash flows and profits rose, improving overall credit quality in the United States and abroad. The best-performing sectors in the fixed-income markets tended to be those areas that normally carry the highest credit risk - high-yield, corporate bonds and emerging market debt - as strengthening economies improved overall credit quality. The year 2004 also was a period in which the U.S. dollar continued to lose value against major foreign currencies.

     Taking advantage of the Portfolio's ability to diversify across several different fixed-income sectors, we overweighted the two best-performing sectors - domestic high-yield bonds and emerging market bonds. This strategy substantially contributed to performance, as did our allocations to investment-grade foreign debt that appreciated in value as the dollar fell. Outside the United States, we invested in countries such as Australia and Canada, whose economies benefited from rising commodity prices and tighter monetary policies. In Europe, we invested in Sweden and Norway, both of which also benefited from these factors. Within the emerging markets, we emphasized Brazil and Russia, where economic growth was strong, while adding to commodity-linked bonds in China and India.

     At the end of the year, U.S. high yield bonds constituted 29.3l% of the Portfolio's assets, while emerging market and international high-yield investments accounted for another 20% of assets. We also emphasized other sectors that offered yield advantages over Treasuries. International investment-grade debt accounted for 17.2% of Portfolio assets, while U.S. mortgage-backed securities constituted 23.5% of Portfolio assets and domestic investment-grade corporate debt accounted for 8.4%.

Q: WHAT WERE SOME OF THE INDIVIDUAL HOLDINGS THAT MOST INFLUENCED PORTFOLIO PERFORMANCE?

A: Within the emerging markets, the bonds of several Brazilian companies were standout performers, including: brewer AMBEV; steel company CSN; and Telemar, a telecommunications service company.

     Russian investments that supported performance included bonds of Gazprom, the government-controlled energy company, and Mobil Telesystems, a mobile phone service provider. In India, Vedanta, a mining company with operations in zinc and other materials, performed well. Among European high-yield bonds that performed well were cable companies NTL of the United Kingdom and Kabel of Germany.

     Domestically, top performers included materials companies Celanese and ICI Huntsman, as well as chemical companies Lyondell and Methanex.

     Detracting from results were: insurance company Unum Provident, whose bond prices slipped amid controversy over the New York attorney general's investigation of industry practices; and Toys 'R Us, whose restructuring plans remained uncertain.

Q:   WHAT IS YOUR INVESTMENT OUTLOOK?

A: We anticipate continued global economic growth and expect to maintain an emphasis on corporate securities. However, we believe high-yield corporate bonds do not offer as compelling relative values as they did a year ago. We have reduced our high-yield positions somewhat, while increasing our commitment to mortgage-backed securities.

     In the United States, we anticipate that the Federal Reserve will continue to raise the Fed funds rate at a measured pace during 2005. We believe the market rates for longer-term securities already are close to being fairly valued. As a result, we anticipate that the yield curve - which measures the relationship between short-term and longer-term interest rates - likely will flatten during the year as short-term rates move up.

     Overall, we believe that wide diversification among different types of fixed-income investments should continue to be a sound strategy.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

        PRINCIPAL   S&P/MOODY'S
           AMOUNT   RATINGS
          USD ($)   (UNAUDITED)                                                                                VALUE
                                  CONVERTIBLE CORPORATE BONDS - 0.7%
                                  TECHNOLOGY HARDWARE & EQUIPMENT - 0.3%
                                  ELECTRONIC MANUFACTURING SERVICES - 0.3%
          150,000   B+/Ba3        SCI Systems, Inc., 3.0%, 3/15/07                                      $    144,750
                                                                                                        ------------
                                  TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                                 $    144,750
                                                                                                        ------------
                                  SEMICONDUCTORS - 0.4%
                                  SEMICONDUCTOR EQUIPMENT - 0.4%
          170,000   NR/NR         Brooks Automation, Inc., 4.75%, 6/1/08                                $    165,538
                                                                                                        ------------
                                  TOTAL SEMICONDUCTORS                                                  $    165,538
                                                                                                        ------------
                                  TOTAL CONVERTIBLE CORPORATE BONDS
                                  (Cost $277,820)                                                       $    310,288
                                                                                                        ------------
                                  ASSET BACKED SECURITIES - 2.4%
                                  DIVERSIFIED FINANCIALS - 0.9%
                                  CONSUMER FINANCE - 0.0%
DKK        69,512   AA+/Aa1       Realkredit Danmark, 7.0%, 10/1/32                                     $     13,387
                                                                                                        ------------
                                  DIVERSIFIED FINANCIAL SERVICES - 0.8%
          216,055   BBB-/Baa2     PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)              $    214,739
          167,399   BBB/Baa2      Power Receivables Finance, 6.29%, 1/1/12 (144A)                            176,179
                                                                                                        ------------
                                                                                                        $    390,918
                                                                                                        ------------
                                  TOTAL DIVERSIFIED FINANCIALS                                          $    404,305
                                                                                                        ------------
                                  UTILITIES - 1.5%
                                  ELECTRIC UTILITIES - 1.5%
          233,750   BBB-/Baa3     Empresa Electric Guacolda, 8.625%, 4/30/13 (144A)                     $    266,943
          425,700   BB-/Ba2       FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)                            439,003
                                                                                                        ------------
                                  TOTAL UTILITIES                                                       $    705,946
                                                                                                        ------------
                                  TOTAL ASSET BACKED SECURITIES
                                  (Cost $1,085,047)                                                     $  1,110,251
                                                                                                        ------------
                                  COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
                                  DIVERSIFIED FINANCIALS - 0.9%
                                  DIVERSIFIED FINANCIAL SERVICES - 0.9%
          160,000   BBB-/Baa3     Tower 2004-1A E, 5.395%, 1/15/34                                      $    159,703
          265,000   BB/NR         Tower 2004-2A F, 6.376%, 12/15/14                                          263,675
                                                                                                        ------------
                                  TOTAL DIVERSIFIED FINANCIALS                                          $    423,378
                                                                                                        ------------
                                  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                  (Cost $425,000)                                                       $    423,378
                                                                                                        ------------
                                  CORPORATE BONDS - 53.8%
                                  ENERGY - 5.2%
                                  OIL & GAS DRILLING - 0.9%
ITL   275,000,000   BBB-/Baa2     Petroleos Mexicanos, 7.375%, 8/13/07                                  $    211,697
          215,000   BB-/Ba3       Stena AB, 7.0%, 12/1/16 (144A)                                             212,850
                                                                                                        ------------
                                                                                                        $    424,547
                                                                                                        ------------
                                  OIL & GAS EQUIPMENT & SERVICES - 0.7%
          240,000   BB-/Ba3       Hornbeck Offshore Service , 6.125%, 12/1/14 (144A)                    $    241,200
           76,000   B+/B3         Transmontaigne, Inc., 9.125%, 6/1/10                                        82,460
                                                                                                        ------------
                                                                                                        $    323,660
                                                                                                        ------------

The accompanying notes are an integral part of these financial statements.     5

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

        PRINCIPAL   S&P/MOODY'S
           AMOUNT   RATINGS
          USD ($)   (UNAUDITED)                                                                                VALUE
                                  OIL & GAS EXPLORATION & PRODUCTION - 2.7%
          300,000   B-/B3         Baytex Energy, Ltd., 9.625%, 7/15/10                                  $    321,000
           60,000   BB-/Ba3       Chesapeake Energy Corp., 6.375%, 6/15/15 (144A)                             61,650
           55,000   B/B2          Comstock Resources, Inc., 6.875%, 3/1/12                                    56,788
          300,000   BB-/Ba2       Gaz Capital SA, 8.625%, 4/28/34 (144A)                                     351,000
          250,000   BBB-/NR       Gazprom International SA., 7.201%, 2/1/20 (144A)                           264,375
          160,000   B+/B2         Stone Energy Corp., 6.75%, 12/15/14 (144A)                                 159,600
                                                                                                        ------------
                                                                                                        $  1,214,413
                                                                                                        ------------
                                  OIL & GAS REFINING MARKETING & TRANSPORTATION - 0.9%
           50,000   BB/Ba2        Citgo Petroleum Corp., 6.0%, 10/15/11 (144A)                          $     49,750
          350,000   BBB/Ba1       Magellan Midstream Partners, L.P., 6.45%, 6/1/14                           378,492
                                                                                                        ------------
                                                                                                        $    428,242
                                                                                                        ------------
                                  TOTAL ENERGY                                                          $  2,390,862
                                                                                                        ------------
                                  MATERIALS - 12.2%
                                  ALUMINUM - 0.3%
          135,000   B-/B3         Imco Recycling Escrow, 9.0%, 11/15/14 144A                            $    140,400
                                                                                                        ------------
                                  COMMODITY CHEMICALS - 1.1%
          110,000   B+/B1         Arco Chemical Co., 9.8%, 2/1/20                                       $    125,400
           13,000   B+/B1         Lyondell Petrochemical Co., 9.875%, 5/1/07                                  13,618
          300,000   BBB-/Ba1      Methanex Corp., 8.75%, 8/15/12                                             350,250
                                                                                                        ------------
                                                                                                        $    489,268
                                                                                                        ------------
                                  CONSTRUCTION MATERIALS - 1.0%
NOK     3,200,000   NR/NR         Kvaerner A.S., 0.0%, 10/30/11                                         $    423,158
           60,000   NR/NR         Kvaerner A.S., 0.0%, 10/30/11                                               48,150
                                                                                                        ------------
                                                                                                        $    471,308
                                                                                                        ------------
                                  DIVERSIFIED CHEMICAL - 0.3%
EUR        79,000   CCC+/Caa1     Huntsman ICI Chemicals LLC, 10.125%, 7/1/09                           $    112,881
                                                                                                        ------------
                                  DIVERSIFIED METALS & MINING - 2.8%
          140,000   B+/B1         Freeport-McMoran Copper & Gold, 10.125%, 2/1/10                       $    159,950
          250,000   B+/B1         Freeport-McMoran Copper & Gold, 6.875%, 2/1/09                             248,438
          100,000   BBB/Ba1       Kennametal, Inc., 7.2%, 6/15/12                                            111,124
          400,000   NR/Ba2        Vale Overseas, Ltd., 8.25%, 1/17/34                                        421,000
          340,000   BB/Ba2        Vedenta Resources Plc, 6.625%, 2/22/10 (144A)                              344,050
                                                                                                        ------------
                                                                                                        $  1,284,562
                                                                                                        ------------
                                  FOREST PRODUCTS - 1.2%
          225,000   B+/B1         Ainsworth Lumber, 6.75%, 3/15/14                                      $    220,219
          300,000   BB-/Ba2       Sino Forest Corp., 9.125%, 8/17/11 (144A)                                  327,750
                                                                                                        ------------
                                                                                                        $    547,969
                                                                                                        ------------
                                  METAL & GLASS CONTAINERS - 0.9%
EUR       100,000   B+/NR         Crown Holdings, 10.25%, 3/1/11                                        $    157,482
          130,000   B+/B1         Greif Brothers Corp., 8.875%, 8/1/12                                       144,625
          100,000   B+/B2         Vitro Envases Norteamerica, 10.75%, 7/23/11 (144A)                         103,750
                                                                                                        ------------
                                                                                                        $    405,857
                                                                                                        ------------
                                  PAPER PRODUCTS - 0.2%
          100,000   BB-/Ba3       Abitibi-Consolidated, Inc., 6.0%, 6/20/13                             $     95,375
                                                                                                        ------------

6     The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

        PRINCIPAL   S&P/MOODY'S
           AMOUNT   RATINGS
          USD ($)   (UNAUDITED)                                                                                VALUE
                                  SPECIALTY CHEMICALS - 2.9%
           43,000   B+/B1         Arco Chemical Co., 9.375%, 12/15/05                                   $     44,935
          340,000   BBB-/Baa3     Basell Finance Co., 8.1%, 3/15/27 (144A)                                   312,800
          300,000   BB+/Baa3      Ferro Corp., 7.125%, 4/1/28                                                297,432
           25,000   BB+/Baa3      Ferro Corp., 7.625%, 5/1/13                                                 25,858
          170,000   B-/Caa1       OM Group, Inc., 9.25%, 12/15/11                                            181,050
EUR       140,000   CCC+/B3       Rhodia SA, 8.0%, 6/1/10                                                    196,717
EUR        45,000   CCC+/Caa1     Rhodia SA, 9.25%, 6/1/11                                                    62,161
           50,000   B-/B3         Rockwood Specialties Group, 7.625%, 11/15/14 (144A)                         69,832
          135,000   B-/B3         United Industries Co., 9.875%, 4/1/09                                      141,244
                                                                                                        ------------
                                                                                                        $  1,332,029
                                                                                                        ------------
                                  STEEL - 1.5%
          100,000   BB-/B1        CSN Islands IX Corp., 10.0%, 1/15/15 (144A)                           $    107,375
          225,000   BB-/B1        CSN Islands VIII Corp., 9.75%, 12/16/13 (144A)                             240,750
          325,000   BBB/B3        Ispat Inland ULC, Floating Rate, 4/1/10 (b)                                353,438
                                                                                                        ------------
                                                                                                        $    701,563
                                                                                                        ------------
                                  TOTAL MATERIALS                                                       $  5,581,212
                                                                                                        ------------
                                  CAPITAL GOODS - 4.5%
                                  BUILDING PRODUCTS - 1.0%
          215,000   BB/Ba3        Asia Aluminum Holdings, 8.0%, 12/23/11 (144A)                         $    217,150
          195,000   B/B2          Resolution Performance Products, 8.0%, 12/15/09                            209,625
           50,000   B-/B3         US Concrete, Inc., 8.375%, 4/1/14                                           53,875
                                                                                                        ------------
                                                                                                        $    480,650
                                                                                                        ------------
                                  CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 0.3%
          140,000   B-/B3         American Rock Salt Co., LLC, 9.5%, 3/15/14                            $    146,300
                                                                                                        ------------
                                  CONSTRUCTION & ENGINEERING - 1.3%
          225,000   CCC+/Caa1     J Ray McDermott SA, 11.0%, 12/15/13 (144A)                            $    250,875
          315,000   B+/Ba3        Shaw Group, Inc., 10.75%, 3/15/10 (a)                                      347,288
                                                                                                        ------------
                                                                                                        $    598,163
                                                                                                        ------------
                                  HEAVY ELECTRICAL EQUIPMENT - 0.9%
          398,923   NR/NR         Ormat Funding Corp., 8.25%, 12/30/20                                  $    398,923
                                                                                                        ------------
                                  INDUSTRIAL MACHINERY - 1.0%
          175,000   B/B3          JLG Industries, Inc., 8.375%, 6/15/12 (a)                             $    187,250
          250,000   B+/Ba2        Sun Sage BV, 8.25%, 3/26/09 (144A)                                         262,500
                                                                                                        ------------
                                                                                                        $    449,750
                                                                                                        ------------
                                  TOTAL CAPITAL GOODS                                                   $  2,073,786
                                                                                                        ------------
                                  COMMERCIAL SERVICES & SUPPLIES - 1.9%
                                  DIVERSIFIED COMMERCIAL SERVICES - 1.2%
          115,000   B-/B3         Cornell Co's., Inc., 10.75%, 7/1/12                                   $    122,906
          215,000   CCC+/Caa1     Park-Ohio Industries, Inc., 8.375%, 11/15/14 (144A)                        215,000
          215,000   B+/B2         United Rentals NA, Inc., 7.75%, 11/15/13 (a)                               210,700
                                                                                                        ------------
                                                                                                        $    548,606
                                                                                                        ------------
                                  ENVIRONMENTAL SERVICES - 0.7%
          200,000   B/B3          Clean Harbors, Inc., 11.25%, 7/15/12 (144A)                           $    224,000
           75,000   B+/B3         IESI Corp., 10.25%, 6/15/12                                                 87,750
                                                                                                        ------------
                                                                                                        $    311,750
                                                                                                        ------------
                                  TOTAL COMMERCIAL SERVICES & SUPPLIES                                  $    860,356
                                                                                                        ------------

The accompanying notes are an integral part of these financial statements.     7

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (CONTINUED)
--------------------------------------------------------------------------------

        PRINCIPAL   S&P/MOODY'S
           AMOUNT   RATINGS
          USD ($)   (UNAUDITED)                                                                                VALUE
                                  TRANSPORTATION - 3.3%
                                  AIR FREIGHT & COURIERS - 0.3%
          130,000     BB-/B1      Petroleum Helicopters, 9.375%, 5/1/09                                 $    142,350
                                                                                                        ------------
                                  AIRLINES - 0.9%
           35,000     CCC/Caa2    AMR Corp., 9.0%, 8/1/12 (a)                                           $     28,175
           50,000     CCC/Caa2    AMR Corp., 9.0%, 9/15/16                                                    39,000
           85,000     CCC/Caa2    AMR Corp., 9.8%, 10/1/21                                                    61,625
          150,000     B/B3        Continental Air, Inc., 7.568%, 12/1/06                                     123,100
           25,000     CCC+/Caa1   Northwest Airlines, Inc., 8.7%, 3/15/07                                     22,125
          150,000     CCC+/Caa1   Northwest Airlines, Inc., 9.875%, 3/15/07 (a)                              135,375
                                                                                                        ------------
                                                                                                        $    409,400
                                                                                                        ------------
                                  MARINE - 1.0%
          100,000     CCC+/B3     Horizon Lines LLC., 9.0%, 11/1/12 (144A)                              $    107,500
          325,000   B/B2          Ship Finance International, Ltd., 8.5%, 12/15/13                           334,750
                                                                                                        ------------
                                                                                                        $    442,250
                                                                                                        ------------
                                  RAILROADS - 0.5%
          210,000   CCC+/B3       Atlantic Express Transport, 12.0%, 4/15/08                            $    205,013
                                                                                                        ------------
                                  TRANSPORTATION - 0.3%
          150,000   B/B2          TFM SA De CV, 11.75%, 6/15/09                                         $    152,813
                                                                                                        ------------
                                  TRUCKING - 0.3%
          145,000   B-/B3         Trailer Bridge, Inc. 9.25%, 11/15/11 (144A)                          $    148,988
                                                                                                        ------------
                                  TOTAL TRANSPORTATION                                                  $  1,500,814
                                                                                                        ------------
                                  AUTOMOBILES & COMPONENTS - 0.4%
                                  AUTO PARTS & EQUIPMENT - 0.3%
          135,000   B-/B3         Tenneco Automotive, Inc., 8.625%, 11/15/14 (144A)                     $    140,400
                                                                                                        ------------
                                  AUTOMOBILE MANUFACTURERS - 0.1%
           35,000   BBB-/A3       Ford Motor Credit Co., 5.8%, 1/12/09                                  $     35,775
                                                                                                        ------------
                                  TOTAL AUTOMOBILES & COMPONENTS                                        $    176,175
                                                                                                        ------------
                                  CONSUMER DURABLES & APPAREL - 0.6%
                                  TEXTILES - 0.6%
          240,000   B+/B1         Invista, 9.25%, 5/1/12 (144A)                                         $    267,600
                                                                                                        ------------
                                  TOTAL CONSUMER DURABLES & APPAREL                                     $    267,600
                                                                                                        ------------
                                  MEDIA - 0.7%
                                  BROADCASTING & CABLE TELEVISION - 0.7%
          150,000   B-/B2         Kabel Deutschland GMBH, 10.625%, 7/1/14                               $    172,500
          100,000   B-/B2         Kabel Deutschland, 10.75%, 7/1/14 (144A)                                   159,518
                                                                                                        ------------
                                                                                                        $    332,018
                                                                                                        ------------
                                  TOTAL MEDIA                                                           $    332,018
                                                                                                        ------------
                                  RETAILING - 0.6%
                                  SPECIALTY STORES - 0.6%
          145,000   B/B3          Asbury Automotive Group, 8.0%, 3/15/14                                $    143,550
           35,000   B/B3          Pep Boys-Manny Moe Jack, 7.5%, 12/15/14                                     35,481
          100,000   BB/Ba2        Toys "R" Us, 7.375%, 10/15/18                                               92,500
                                                                                                        ------------
                                                                                                        $    271,531
                                                                                                        ------------
                                  TOTAL RETAILING                                                       $    271,531
                                                                                                        ------------

8     The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

        PRINCIPAL   S&P/MOODY'S
           AMOUNT   RATINGS
          USD ($)   (UNAUDITED)                                                                                VALUE
                                  FOOD & DRUG RETAILING - 0.5%
                                  DRUG RETAIL - 0.5%
          170,000   CCC/Caa1      Duane Reade, Inc., 9.75%, 8/1/11 (144A)                               $    154,700
           60,000   B-/B2         Duane Reade, Inc., Floating Rate, 12/15/10 (144A) (b)                       60,900
                                                                                                        ------------
                                                                                                        $    215,600
                                                                                                        ------------
                                  TOTAL FOOD & DRUG RETAILING                                           $    215,600
                                                                                                        ------------
                                  FOOD, BEVERAGE & TOBACCO - 0.8%
                                  BREWERS - 0.6%
          220,000   BBB/Baa3      Cia Brasileira de Bebida, 8.75%, 9/15/13                              $    256,300
                                                                                                        ------------
                                  SOFT DRINKS - 0.2%
           80,000   BBB/Baa3      Cia Brasileira de Bebida, 10.5%, 12/15/11                             $    100,400
                                                                                                        ------------
                                  TOTAL FOOD, BEVERAGE & TOBACCO                                        $    356,700
                                                                                                        ------------
                                  HEALTH CARE EQUIPMENT & SERVICES - 1.7%
                                  HEALTH CARE DISTRIBUTORS - 0.1%
           60,000   BB+/Ba2       Omnicare, Inc., 6.125%, 6/1/13                                        $     60,300
                                                                                                        ------------
                                  HEALTH CARE FACILITIES - 1.3%
          350,000   BB+/Ba2       HCA, Inc., 6.3%, 10/1/12                                              $    354,972
          210,000   BB/Ba1        Mayne Group, Ltd., 5.875%, 12/1/11 (144A)                                  213,938
                                                                                                        ------------
                                                                                                        $    568,910
                                                                                                        ------------
                                  HEALTH CARE SUPPLIES - 0.3%
          125,000   B-/Caa1       Inverness Medical Innovation, 8.75%, 2/15/12                          $    130,625
                                                                                                        ------------
                                  TOTAL HEALTH CARE EQUIPMENT & SERVICES                                $    759,835
                                                                                                        ------------
                                  BANKS - 0.5%
                                  DIVERSIFIED BANKS - 0.5%
          200,000   B+/Baa2       Halyk Savings Bank Kazaktn, 8.125%, 10/7/09 (144A)                    $    207,500
           15,000   BBB+/A1       Skandinaviska Enskilda Bank, 8.125%, 9/6/49 (144A)                          16,086
                                                                                                        ------------
                                                                                                        $    223,586
                                                                                                        ------------
                                  TOTAL BANKS                                                           $    223,586
                                                                                                        ------------
                                  DIVERSIFIED FINANCIALS - 7.1%
                                  CONSUMER FINANCE - 0.6%
          265,000   A/A2          SLM Corp., Floating Rate, 7/25/14 (b)                                 $    264,051
                                                                                                        ------------
                                  INVESTMENT BANKING & BROKERAGE - 2.1%
EUR       200,000   B-/B3         BCP Caylux Holdings Lux SCA, 10.375%, 6/15/14 (144A)                  $    316,321
EUR        50,000   B-/B3         BCP Caylux Holdings Lux SCA, 9.625%, 6/15/14 (144A)                         56,375
          325,000   B+/B1         E*Trade Financial Corp., 8.0%, 6/15/11 (144A)                              349,375
          250,000   B/B3          Refco Finance Holdings, 9.0%, 8/1/12 (144A)                                273,750
                                                                                                        ------------
                                                                                                        $    995,821
                                                                                                        ------------
                                  DIVERSIFIED FINANCIAL SERVICES - 2.9%
          157,000   CCC/Caa1      Alamosa Delaware, Inc., 0.0%, 7/31/09                                 $    170,345
          250,000   BB+/Ba2       Aries Vermogensverwaltng, 9.6%, 10/25/14 (144A)                            307,500
          210,000   B/B3          Dollar Financial Group, 9.75%, 11/15/11                                    227,850
          425,000   BBB-/Baa3     Glencore Funding LLC, 6.0%, 4/15/14 (144A)                                 411,178
          200,000   B/B1          Sheridan Acquisition Corp., 10.25%, 8/15/11                                218,750
                                                                                                        ------------
                                                                                                        $  1,335,623
                                                                                                        ------------

The accompanying notes are an integral part of these financial statements.     9

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

        PRINCIPAL   S&P/MOODY'S
           AMOUNT   RATINGS
          USD ($)   (UNAUDITED)                                                                                VALUE
                                  SPECIALIZED FINANCE - 1.4%
           95,000   CCC+/B3       Aventine Renewable Energy, Floating Rate, 12/15/11 (144A) (b)         $     95,950
           55,000   B-/Caa1       K&F Acquisition, Inc., 7.75%, 11/15/14 (144A)                               56,788
          145,000   B+/Ba3        Magnachip Semiconductor, Floating Rate, 12/15/11 (b)                       148,988
          225,000   NR/Baa3       Tengizchevroil LLP, 6.124%, 11/15/14 (144A)                                225,563
          100,000   B-/B3         UGS Corp., 10.0%, 6/1/12 (144A)                                            113,750
                                                                                                        ------------
                                                                                                        $    641,039
                                                                                                        ------------
                                  TOTAL DIVERSIFIED FINANCIALS                                          $  3,236,534
                                                                                                        ------------
                                  INSURANCE - 3.8%
                                  LIFE & HEALTH INSURANCE - 1.4%
          365,000   B+/B2         Presidential Life Corp., 7.875%, 2/15/09                              $    365,000
          300,000   BB+/Ba1       Provident Companies, Inc., 7.0%, 7/15/18 (a)                               289,875
                                                                                                        ------------
                                                                                                        $    654,875
                                                                                                        ------------
                                  MULTI-LINE INSURANCE - 0.5%
          210,000   BB/Ba1        Allmerica Financial Corp., 7.625%, 10/15/25                           $    213,929
                                                                                                        ------------
                                  PROPERTY & CASUALTY INSURANCE - 1.4%
          285,000   BBB-/NR       Kingsway America, Inc., 7.5%, 2/1/14                                  $    295,480
          350,000   BB/Baa3       Ohio Casualty Corp., 7.3%, 6/15/14                                         376,669
                                                                                                        ------------
                                                                                                        $    672,149
                                                                                                        ------------
                                  REINSURANCE - 0.5%
          200,000   BBB-/Baa3     Odyssey Re Holdings, 7.65%, 11/1/13                                   $    220,592
                                                                                                        ------------
                                  TOTAL INSURANCE                                                       $  1,761,545
                                                                                                        ------------
                                  REAL ESTATE - 1.3%
                                  REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7%
          185,000   BB-/Ba3       Forest City Enterprises, 7.625%, 6/1/15                               $    196,100
          100,000   CCC+/Caa1     LNR Property Co., 7.25%, 10/15/13                                          112,624
                                                                                                        ------------
                                                                                                        $    308,724
                                                                                                        ------------
                                  REAL ESTATE INVESTMENT TRUSTS - 0.6%
          120,000   B+/B3         BF Saul Real Estate Investment Trust, 7.5%, 3/1/14                    $    123,600
          155,000   B/B1          Crescent Real Estate, 9.25%, 4/15/09                                       169,723
                                                                                                        ------------
                                                                                                        $    293,323
                                                                                                        ------------
                                  TOTAL REAL ESTATE                                                     $    602,047
                                                                                                        ------------
                                  SOFTWARE & SERVICES - 0.3%
                                  APPLICATION SOFTWARE - 0.3%
          100,000   B-/B3         Riverdeep Group, Ltd., 9.25%, 4/15/11                                 $    145,263
                                                                                                        ------------
                                  TOTAL SOFTWARE & SERVICES                                             $    145,263
                                                                                                        ------------
                                  TECHNOLOGY HARDWARE & EQUIPMENT - 0.8%
                                  COMMUNICATIONS EQUIPMENT - 0.8%
           50,000   BB+/Ba2       Corning, Inc., 5.9%, 3/15/14                                          $     50,111
          150,000   BB+/Ba2       Corning, Inc., 6.3%, 3/1/09                                                157,320
          200,000   BB/Ba3        Rogers Wireless, Inc., 7.625%, 12/15/11 (144A)                             173,358
                                                                                                        ------------
                                                                                                        $    380,789
                                                                                                        ------------
                                  TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                                 $    380,789
                                                                                                        ------------

10    The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

        PRINCIPAL   S&P/MOODY'S
           AMOUNT   RATINGS
          USD ($)   (UNAUDITED)                                                                                VALUE
                                  TELECOMMUNICATION SERVICES - 5.4%
                                  INTEGRATED TELECOMMUNICATION SERVICES - 2.5%
          325,000   B+/B2         GCI Inc., 7.25%, 2/15/14                                              $    325,000
          145,000   B+/B2         Innova S De R.L., 9.375%, 9/19/13                                          164,938
          180,000   B-/B3         NTL Cable Plc., 8.75%, 4/15/14 (144A)                                      272,470
          375,000   NR/Baa3       Tele Norte Leste Participacoes, 8.0%, 12/18/13                             386,250
                                                                                                        ------------
                                                                                                        $  1,148,658
                                                                                                        ------------
                                  WIRELESS TELECOMMUNICATION SERVICES - 2.9%
          200,000   B-/B2         Inmarsat Finance Plc., 7.625%, 6/3/12                                 $    208,000
          130,000   CCC+/B3       Iwo Escrow Co., Floating Rate, 1/15/12 (144A) (b)                          130,975
          170,000   CCC+/B3       MetroPCS, Inc., 10.75%, 10/1/11 (144A)                                     181,900
          150,000   B-/B3         Mobifon Holdings, 12.5%, 7/31/10 (144A)                                    177,937
          115,000   BB-/Ba3       Mobile Telesystems Finance, 8.375%, 10/14/10 (144A)                        117,300
CAD       240,000   BB/Ba3        Rogers Cantel, Inc., 10.5%, 6/1/06                                         214,886
          275,000   CCC/Caa1      Ubiquitel Operating Co., 9.875%, 3/1/11                                    308,688
                                                                                                        ------------
                                                                                                        $  1,339,686
                                                                                                        ------------
                                  TOTAL TELECOMMUNICATION SERVICES                                      $  2,488,344
                                                                                                        ------------
                                  UTILITIES - 2.2%                                                      $  2,488,344
                                  ELECTRIC UTILITIES - 2.2%
          150,000   CCC/Caa1      Alamosa Delaware, 8.5%, 1/31/12                                       $    163,875
          350,000   NR/NR         Juniper Generation, 6.79%, 12/31/14 (144A)                                 349,992
          250,000   BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                           251,000
          250,000   BB-/Ba2       MSW Energy Holdings, 7.375%, 9/1/10                                        262,500
                                                                                                        ------------
                                                                                                        $  1,027,367
                                                                                                        ------------
                                  TOTAL UTILITIES                                                       $  1,027,367
                                                                                                        ------------
                                  TOTAL CORPORATE BONDS
                                  (Cost $22,963,833)                                                    $ 24,651,964
                                                                                                        ------------
                                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 24.3%
           49,633   AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                        $     49,321
           79,514   AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                             82,257
          199,797   AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                            203,100
          358,609   AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 6/1/17                             375,630
           20,671   AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                              21,383
           86,944   AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                             89,854
          450,000   AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                             465,083
           15,278   AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                              15,804
          951,792   AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                             983,694
          298,548   AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0% 11/1/33                             308,540
          118,338   AAA/Aaa       Federal National Mortgage Association, 5.5%, 12/1/18                       122,403
           67,990   AAA/Aaa       Federal National Mortgage Association, 5.5%, 3/1/18                         70,325
          128,343   AAA/Aaa       Federal National Mortgage Association, 5.5%, 4/1/19                        132,783
          198,134   AAA/Aaa       Federal National Mortgage Association, 5.5%, 5/1/34                        201,266
          166,061   AAA/Aaa       Federal National Mortgage Association, 6.0%, 1/1/34                        171,799
           13,994   AAA/Aaa       Federal National Mortgage Association, 6.0%, 2/1/32                         14,490
          134,097   AAA/Aaa       Federal National Mortgage Association, 6.0%, 7/1/17                        140,597
           14,754   AAA/Aaa       Federal National Mortgage Association, 6.0% 11/1/32                         15,276
          449,455   AAA/Aaa       Federal National Mortgage Association, 6.0%, 11/1/33                       464,956
            9,894   AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/31                        10,245
          145,157   AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/33                       150,163

The accompanying notes are an integral part of these financial statements.    11

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

        PRINCIPAL   S&P/MOODY'S
           AMOUNT   RATINGS
          USD ($)   (UNAUDITED)                                                                                VALUE
                                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (CONT.)
          177,250   AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/33                  $    183,363
AUD       800,000   AAA/Aaa       Federal National Mortgage Association, 6.375%, 8/15/07                     638,810
           11,958   AAA/Aaa       Federal National Mortgage Association, 6.5%, 2/1/32                         12,554
            2,108   AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/31                          2,214
            7,397   AAA/Aaa       Federal National Mortgage Association, 6.5%, 10/1/31                         7,765
            1,736   AAA/Aaa       Federal National Mortgage Association, 7.0%, 9/1/29                          1,842
              460   AAA/Aaa       Federal National Mortgage Association, 7.5%, 6/1/30                            492
          188,900   AAA/Aaa       Government National Mortgage Association, 4.5%, 5/15/34                    184,437
          187,405   AAA/Aaa       Government National Mortgage Association, 5.5%, 4/20/34                    191,324
           71,532   AAA/Aaa       Government National Mortgage Association, 5.5%, 7/15/34                     73,096
          496,112   AAA/Aaa       Government National Mortgage Association, 5.5%, 10/15/19                   517,398
          497,067   AAA/Aaa       Government National Mortgage Association, 5.5%, 10/15/34                   507,930
          361,022   AAA/Aaa       Government National Mortgage Association, 6.0%, 2/15/18                    380,447
           51,042   AAA/Aaa       Government National Mortgage Association, 6.0%, 2/15/33                     52,935
           37,103   AAA/Aaa       Government National Mortgage Association, 6.0%, 3/15/33                     38,478
          110,588   AAA/Aaa       Government National Mortgage Association, 6.0%, 3/15/33                    114,688
           72,794   AAA/Aaa       Government National Mortgage Association, 6.0%, 3/15/33                     75,546
           37,990   AAA/Aaa       Government National Mortgage Association, 6.0%, 5/15/17                     40,031
           35,885   AAA/Aaa       Government National Mortgage Association, 6.0%, 6/15/17                     37,813
          277,895   AAA/Aaa       Government National Mortgage Association, 6.0%, 6/15/17                    292,826
           93,191   AAA/Aaa       Government National Mortgage Association, 6.0%, 6/15/33                     96,646
           74,872   AAA/Aaa       Government National Mortgage Association, 6.0%, 6/15/33                     77,648
           62,068   AAA/Aaa       Government National Mortgage Association, 6.0%, 7/15/33                     64,370
          132,790   AAA/Aaa       Government National Mortgage Association, 6.0%, 7/15/33                    137,713
          707,891   AAA/Aaa       Government National Mortgage Association, 6.0%, 8/15/16                    745,964
          225,479   AAA/Aaa       Government National Mortgage Association, 6.0%, 8/15/19                    237,603
          150,775   AAA/Aaa       Government National Mortgage Association, 6.0%, 9/15/33                    156,365
           59,656   AAA/Aaa       Government National Mortgage Association, 6.0%, 9/15/33                     61,867
          101,283   AAA/Aaa       Government National Mortgage Association, 6.0%, 10/15/33                   105,039
          499,075   AAA/Aaa       Government National Mortgage Association, 6.0%, 10/15/34                   517,609
           13,740   AAA/Aaa       Government National Mortgage Association, 6.5%, 1/15/30                     14,477
           43,755   AAA/Aaa       Government National Mortgage Association, 6.5%, 1/15/33                     46,072
          192,578   AAA/Aaa       Government National Mortgage Association, 6.5%, 1/15/34                    202,766
           35,569   AAA/Aaa       Government National Mortgage Association, 6.5%, 2/15/32                     37,476
           52,338   AAA/Aaa       Government National Mortgage Association, 6.5%, 3/15/29                     55,163
           39,310   AAA/Aaa       Government National Mortgage Association, 6.5%, 3/15/32                     41,418
           81,978   AAA/Aaa       Government National Mortgage Association, 6.5%, 5/15/33                     86,318
            4,190   AAA/Aaa       Government National Mortgage Association, 6.5%, 6/15/31                      4,415
           50,371   AAA/Aaa       Government National Mortgage Association, 6.5%, 11/15/32                    53,071
            2,005   AAA/Aaa       Government National Mortgage Association, 7.0%, 3/15/31                      2,131
            4,892   AAA/Aaa       Government National Mortgage Association, 7.0%, 3/15/31                      5,200
           25,219   AAA/Aaa       Government National Mortgage Association, 7.5%, 5/15/23                     26,943
          182,274   AAA/Aaa       Government National Mortgage Association II, 5.5%, 3/20/34                 186,087
          387,393   AAA/Aaa       Government National Mortgage Association II, 6.0%, 11/20/33                401,272
          175,000   AAA/Aaa       U.S. Treasury Notes, 5.25%, 2/15/29                                        183,572
          120,000   AAA/Aaa       U.S. Treasury Notes, 5.375%, 2/15/31                                       129,759
                                                                                                        ------------
                                                                                                        $ 11,119,922
                                                                                                        ------------
                                  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                  (Cost $10,991,307)                                                    $ 11,119,922
                                                                                                        ------------

12    The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        PRINCIPAL   S&P/MOODY'S
           AMOUNT   RATINGS
          USD ($)   (UNAUDITED)                                                                                VALUE
                                  FOREIGN GOVERNMENT BONDS - 11.9%
ITL   530,000,000   B+/B1         Banco Nac De Desen Econo, 8.0%, 4/28/10                               $    397,631
CAD        27,000   AAA/Aaa       Government of Canada, 4.25%, 9/1/08                                         23,139
CAD       659,000   AAA/Aaa       Government of Canada, 4.25%, 9/1/09                                        562,973
CAD       315,000   AAA/Aaa       Government of Canada, 5.25%, 6/1/12                                        281,542
EUR       343,000   AAA/Aaa       Government of France, 3.0%, 7/25/09                                        556,888
SEK     1,665,000   TSY/Aaa       Government of Sweden, 5.25%, 3/15/11                                       274,070
SEK     2,955,000   TSY/Aaa       Government of Sweden, 5.5%, 10/8/12                                        496,200
SEK     2,150,000   TSY/Aaa       Government of Sweden, 8.0%, 8/15/07                                        365,979
JPY    10,000,000   TSY/Tsy       Government of Japan, 1.5%, 1/20/05                                          97,729
NOK     1,320,000   TSY/Aaa       Norwegian Government, 6.0%, 5/16/11                                        246,852
NOK     3,410,000   TSY/Aaa       Norwegian Government, 6.75%, 1/15/07                                       609,083
AUD       532,000   AA/Aa2        Ontario Province, 5.5%, 4/23/13                                            409,458
AUD       207,000   NR/Aaa        Queensland Treasury, 6.0%, 8/14/13                                         167,600
          315,605   BB+/Ba2       Republic of Columbia, 9.75%, 4/9/11                                        362,946
          250,000   BB/Ba1        Republic of Panama, 7.25%, 3/15/15                                         260,000
          185,000   BB-/Ba3       Republic of Peru, 8.375%, 5/3/16                                           207,200
DEM       180,000   BBB-/Baa3     United Mexican States, 8.25%, 2/24/09                                      146,377
                                                                                                        ------------
                                                                                                        $  5,465,667
                                                                                                        ------------
                                  TOTAL FOREIGN GOVERNMENT BONDS
                                  (Cost $4,501,809)                                                     $  5,465,667
                                                                                                        ------------
                                  SOVEREIGN ISSUES - 0.6%
           75,000   CC/B3         Domincan Republic, 9.04%, 1/23/13 (144A)                              $     62,063
          100,000   BB-/Ba3       Republic of Peru, 9.875%, 2/06/15                                          122,500
           75,000   BB-/Ba3       Republic of Peru, 9.125%, 2/21/12                                           87,375
                                                                                                        ------------
                                  TOTAL SOVEREIGN ISSUES
                                  (Cost $266,679)                                                       $    271,938
                                                                                                        ------------
                                  MUNICIPAL BONDS - 1.9%
                                  GOVERNMENT - 1.0%
           90,000   BBB/Baa3      Golden State Tobacco Securitization, 6.75%, 6/1/39                    $     90,050
          175,000   B/Caa2        New Jersey Economic Development Authority Special Facility Revenue,
                                     7.0%, 11/15/30                                                          154,257
          105,000   BBB/Baa3      Tobacco Settlement Authority Washington, 6.625%, 6/1/32                    103,106
           60,000   BBB/Baa3      Tobacco Settlement Financing Corp., 7.0%, 6/1/41                            60,602
          100,000   NR/NR         Wayne Charter County SPL, 6.75%, 12/1/15                                    87,404
                                                                                                        ------------
                                                                                                        $    495,419
                                                                                                        ------------
                                  MUNI AIRPORT - 0.1%
           50,000   B/Caa2        New Jersey Economic Development Authority, 6.25%, 9/15/29             $     40,630
                                                                                                        ------------
                                  MUNI TOBACCO - 0.7%
          300,000   BBB/Baa3      Tobacco Settlement Financing Corp., NJ, 6.25%, 6/1/43                 $    279,105
           50,000   BBB/Baa3      Tobacco Settlement Financing Corp., NJ, 6.25%, 6/1/42                       46,411
                                                                                                        ------------
                                                                                                        $    325,516
                                                                                                        ------------
                                  TOTAL GOVERNMENT                                                      $    861,565
                                                                                                        ------------
                                  TOTAL MUNICIPAL BONDS                                                 ------------
                                  (Cost $773,830)                                                       $    861,565
                                                                                                        ------------

The accompanying notes are an integral part of these financial statements.    13

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (CONTINUED)
--------------------------------------------------------------------------------

        PRINCIPAL   S&P/MOODY'S
           AMOUNT   RATINGS
          USD ($)   (UNAUDITED)                                                                                VALUE
                                  TEMPORARY CASH INVESTMENT - 2.6%
                                  SECURITY LENDING COLLATERAL - 2.6%
        1,191,203                 Securities Lending Investment Fund, 2.18%                             $  1,191,203
                                                                                                        ------------
                                  TOTAL TEMPORARY CASH INVESTMENT
                                  (Cost $1,191,203)                                                     $  1,191,203
                                                                                                        ------------
                                  TOTAL INVESTMENTS IN SECURITIES - 99.9%
                                  (Cost $42,476,528)(b)                                                 $ 45,406,176
                                                                                                        ------------
                                  OTHER ASSETS AND LIABILITIES - 0.1%                                   $    434,717
                                                                                                        ------------
                                  TOTAL NET ASSETS - 100.0%                                             $ 45,840,892
                                                                                                        ------------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2004, the value of these securities amounted to $10,546,821 or 24.1% of net assets.
N/R  Not rated by either S&P or Moody's
TSY  Treasury Security
(a)  At December 31, 2004, the following securities were out on loan:

       SHARES   SECURITY                                    MARKET VALUE
       33,250   AMR Corp., 9.0%, 8/1/12                     $    26,766
      166,250   JLG Industries, Inc., 8.375%, 6/15/12           177,888
      142,250   Northwest Airlines, Inc., 9.875%, 3/15/07       128,381
      285,000   Provident Companies, Inc., 7.0%, 7/15/18        276,450
      299,250   Shaw Group, Inc., 10.75%, 3/15/10               329,174
      204,250   United Rentals NA, Inc., 7.75%, 11/15/13        200,165
                                                            -----------
                TOTAL                                       $ 1,138,824
                                                            ===========

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
NOTE:Principal amounts are denominated in U.S. dollars unless otherwise noted. DEM Deutsche Marks.
EURO Euro
SEK  Swedish Krona.
NOK  Norwegian Kroner.
ITL  Italian Lira.
CAD  Canadian Dollar.
AUD  Australian Dollar.
JPY  Japanese Yen.
DKK  Danish Kroner

14    The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED   5/1/03 TO
CLASS II (a)                                                                            12/31/04     12/31/03
Net asset value, beginning of period                                                    $  11.01     $ 10.41
                                                                                        ---------    -------
Increase from investment operations:
   Net investment income                                                                $   0.55     $  0.41
   Net realized and unrealized gain on investments and foreign currency transactions        0.49        0.62
                                                                                        ---------    -------
      Net increase from investment operations                                           $   1.04     $  1.03
Distributions to shareowners:
   Net investment income                                                                   (0.63)      (0.43)
   Tax return of capital                                                                   (0.16)         --
                                                                                        ----------   -------
   Net increase in net asset value                                                      $   0.25     $  0.60
                                                                                        ----------   -------
   Net asset value, end of period                                                       $  11.26     $ 11.01
                                                                                        =========    =======
Total return*                                                                               9.95%      10.90%
Ratio of net expenses to average net assets+                                                1.29%       1.49%**
Ratio of net investment income to average net assets+                                       5.49%       5.08%**
Portfolio turnover rate                                                                       53%         68%
Net assets, end of period (in thousands)                                                $ 25,027     $ 3,663
Ratios with no waiver of management fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
      Net expenses                                                                          1.29%       1.49%**
      Net investment income                                                                 5.49%       5.08%**

(a)  Class 2 shares were first publicly offered on May 1, 2003.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    15

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including securities loaned of $1,138,824) (Cost $42,476,528)   $ 45,406,176
   Cash                                                                                                     529,987
   Foreign currencies, at value (Cost $452,063)                                                             590,712
   Receivables--
      Investment securities sold                                                                             79,688
      Fund shares sold                                                                                      132,751
      Dividends, interest and foreign taxes withheld                                                        678,848
   Other                                                                                                      2,899
                                                                                                       ------------
         Total assets                                                                                  $ 47,419,061
                                                                                                       ------------

LIABILITIES:
   Payables--
      Investment securities purchased                                                                  $    181,909
      Fund shares repurchased                                                                                 3,445
      Dividends                                                                                               2,797
      Upon return for securities loaned                                                                   1,191,203
      Forward foreign currency settlement contracts, net                                                    115,451
   Due to affiliates                                                                                         32,524
   Accrued expenses                                                                                          50,840
                                                                                                       ------------
         Total liabilities                                                                             $  1,578,169
                                                                                                       ------------

NET ASSETS:
   Paid-in capital                                                                                     $ 41,872,240
   Undistributed net investment income (loss)                                                               311,542
   Accumulated undistributed net realized gain (loss)                                                       794,850
   Net unrealized gain (loss) on:
      Investments                                                                                         2,929,648
      Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies                                                      (67,388)
                                                                                                       ------------
         Total net assets                                                                              $ 45,840,892
                                                                                                       ------------

NET ASSET VALUE PER SHARE:
   CLASS I:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                       $ 20,813,544
   Shares outstanding                                                                                     1,848,427
                                                                                                       ------------
      Net asset value per share                                                                        $      11.26
   CLASS II:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                       $ 25,027,348
   Shares outstanding                                                                                     2,222,576
                                                                                                       ------------
      Net asset value per share                                                                        $      11.26

16    The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                         YEAR ENDED
                                                                                          12/31/04

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $3,344)                                    $ 2,185,006
   Income on securities loaned, net                                                            3,989
                                                                                         -----------
      Total investment income                                                            $ 2,188,995
                                                                                         -----------

EXPENSES:
   Management fees                                                                       $   214,069
   Transfer agent fees and expenses                                                            2,896
   Distribution fees (Class II)                                                               31,944
   Administrative reimbursements                                                              18,500
   Custodian fees                                                                             21,476
   Professional fees                                                                          59,577
   Printing expense                                                                           21,159
   Miscellaneous                                                                               2,272
                                                                                         -----------
      Total expenses                                                                     $   371,893
                                                                                         -----------
      Net expenses                                                                       $   371,893
                                                                                         -----------
         Net investment income (loss)                                                    $ 1,817,102
                                                                                         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                                                        $ 1,126,982
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                                   (45,775)
                                                                                         -----------
                                                                                         $ 1,081,207
                                                                                         -----------
   Change in net unrealized gain or (loss) from:
      Investments                                                                        $   817,291
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                                   (49,594)
                                                                                         -----------
                                                                                         $   767,697
                                                                                         -----------
   Net gain (loss) on investments, futures contracts and foreign currency transactions   $ 1,848,904
                                                                                         ===========
   Net increase (decrease) in net assets resulting from operations                       $ 3,666,006
                                                                                         ===========

The accompanying notes are an integral part of these financial statements.    17

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED     YEAR ENDED
                                                                                    12/31/04       12/31/03

FROM OPERATIONS:
Net investment income (loss)                                                      $  1,817,102   $  1,068,721
Net realized gain (loss) on investments                                              1,081,207        713,901
Change in net unrealized gain or (loss) on investments, futures contracts and
   foreign currency transactions                                                       767,697      1,695,515
                                                                                  ------------   ------------
      Net increase (decrease) in net assets resulting from operations             $  3,666,006   $  3,478,137
                                                                                  ------------   ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                        $ (1,210,066)  $ (1,087,224)
   Class II                                                                           (733,628)       (52,386)
Net realized gain
   Class I                                                                            (294,736)            --
   Class II                                                                           (171,204)            --
                                                                                  ------------   ------------
      Total distributions to shareowners                                          $ (2,409,634)  $ (1,139,610)
                                                                                  ------------   ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $ 25,764,732   $ 11,160,025
Reinvestment of distributions                                                        2,367,418      1,105,582
Cost of shares repurchased                                                          (6,523,479)    (6,320,659)
                                                                                  ------------   ------------
   Net increase (decrease) in net assets resulting from Fund share transactions   $ 21,608,671   $  5,944,948
                                                                                  ------------   ------------
   Net increase (decrease) in net assets                                          $ 22,865,043   $  8,283,475
                                                                                  ------------   ------------

NET ASSETS:
Beginning of year                                                                 $ 22,975,849   $ 14,692,374
                                                                                  ------------   ------------
End of year                                                                       $ 45,840,892   $ 22,975,849
                                                                                  ============   ============
Undistributed net investment income (loss), end of year                           $    311,542   $    152,569
                                                                                  ============   ============

18    The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Strategic Income VCT Portfolio (The Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small
      Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap
      Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
      Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity
      Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America
      Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio) (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value II Portfolio) (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

The portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Strategic Income Portfolio is to produce a high level of current income.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange.

     At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Discounts and premiums on fixed income securities are accreted and amortized, respectively, on a yield-to-maturity basis and are included in interest income. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2004, no such taxes were paid.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                                         UNDISTRIBUTED NET   ACCUMULATED NET
                                         INVESTMENT INCOME       REALIZED
PORTFOLIO                                     (LOSS)            GAIN (LOSS)    PAID-IN CAPITAL
--------------------------------------   -----------------   ---------------   ---------------
Pioneer Strategic Income VCT Portfolio       $ 285,565          $ (285,565)          $ (0)
                                             =========          ==========           ====

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                                              2004           2003
                                                           -----------   -----------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                            $ 2,196,847   $ 1,139,610
Long-Term capital gain                                         212,787            --
                                                           -----------   -----------
                                                           $ 2,409,634   $ 1,139,610
Return of Capital                                                   --            --
                                                           -----------   -----------
   Total distributions                                     $ 2,409,634   $ 1,139,610
                                                           ===========   ===========
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed ordinary income                              $   218,814
Undistributed long-term gain/(capital loss carryforward)       773,272
Unrealized appreciation (depreciation)                       2,976,566
                                                           -----------
   Total                                                   $ 3,968,652
                                                           ===========

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the mark to market of foreign currency contracts.

E.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

The portion of the Portfolios' expenses attributable to Class II will be reduced only to the extent such expenses are reduced for Class I shares (or Class II shares).

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $27,040 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   TRANSFER AGENT

(PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $271 in transfer agent fees payable to PIMSS at December 31, 2004.

4.   DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $5,213 payable to PFD at December 31, 2004.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                              NET
                                               GROSS          GROSS       APPRECIATION/
                               TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                             ------------   ------------   ------------   --------------
Strategic Income Portfolio   $ 42,477,674    $ 3,004,383     $ (75,881)     $ 2,928,502
                             ============    ===========     ==========     ============

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

6.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $25,999,621 and $12,441,146, respectively. The cost of purchases and the proceeds from sales of U.S. Government obligations were $10,658,816 and $4,517,261, respectively.

7.   CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

STRATEGIC INCOME PORTFOLIO      '04 SHARES    '04 AMOUNT    '03 SHARES    '03 AMOUNT
-----------------------------   ----------   ------------   ----------   -----------
CLASS I:
Shares sold                        453,590   $  4,955,590     712,653    $ 7,385,764
Reinvestment of distributions      134,927      1,462,624     100,561      1,053,192
Shares repurchased                (494,192)    (5,414,640)   (579,108)    (6,045,569)
                                 ---------   ------------   ----------   -----------
   Net increase                     94,325   $  1,002,986     234,106    $ 2,393,387
                                 =========   ============   ==========   ===========
CLASS II:
Shares sold                      1,907,997   $ 20,809,730     353,538    $ 3,774,292
Reinvestment of distributions       83,281        904,794       4,862         52,365
Shares repurchased                (101,494)    (1,108,839)    (25,608)      (275,096)
                                 ---------   ------------   ----------   -----------
   Net increase                  1,889,784   $ 20,605,685     332,792    $ 3,551,561
                                 =========   ============   ==========   ===========

8.   FORWARD FOREIGN CURRENCY CONTRACTS

During the year ended December 31, 2004, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. As of December 31, 2004, the Portfolio had no outstanding settlement hedges.

Outstanding forward portfolio hedge contracts were as follows:

                                                                                            NET
                                                                                         UNREALIZED
                             CONTRACTS TO      IN EXCHANGE   SETTLEMENT                     GAIN
PORTFOLIO                      DELIVER            FOR           DATE         VALUE         (LOSS)
--------------------------   ---------------   -----------   ----------   ------------   ----------
Strategic Income Portfolio      AUD (200,000)  $   151,140      2/8/05    $   (156,097)  $   (4,957)
Strategic Income Portfolio   EURO (1,551,000)  $ 1,995,676     1/26/05    $ (2,106,170)  $ (110,494)

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER STRATEGIC INCOME VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER STRATEGIC INCOME VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                         TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                        The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the
CUSTODIAN                                                  Trust's operations. The Trust's Trustees and officers are listed below,
Brown Brothers Harriman & Co.                              together with their principal occupations during the past five years.
                                                           Trustees who are interested persons of the Portfolio within the meaning
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM              of the Investment Company Act of 1940 are referred to as Interested
Ernst & Young LLP                                          Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a
PRINCIPAL UNDERWRITER                                      trustee of each of the 73 U.S. registered investment portfolios for
Pioneer Funds Distributor, Inc.                            which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested
LEGAL COUNSEL                                              Trustees and all officers of the Portfolio is 60 State Street, Boston,
Wilmer Cutler Pickering Hale and Dorr LLP                  Massachusetts 02109.

SHAREOWNER SERVICES AND TRANSFER                           The Trust's statement of additional information provides more detailed
Pioneer Investment Management Shareholder Services, Inc.   information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

                                                           Proxy Voting Policies and Procedures of the Trust are available without charge, upon Agent  request, by calling our toll free number
                                                           (1-800-225-6292). This information is also available online at
                                                           pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                 POSITIONS HELD                            PRINCIPAL OCCUPATION DURING PAST FIVE       OTHER DIRECTORSHIPS HELD BY
NAME AND AGE     WITH THE TRUST    TERM OF OFFICE          YEARS                                       THIS TRUSTEE
John F. Cogan,   Chairman of the   Serves until            Trustee and President Serves until          Director of Harbor Global
Jr. (78)*        Board, Trustee    successor trustee is    retirement or removal; Deputy Chairman      Company, Ltd.
                 and President     elected or earlier      and a Director of Pioneer Global Asset
                                   retirement or removal   Management S.p.A. ("PGAM"); Non-Executive
                                                           Chairman and a Director of Pioneer
                                                           Investment Management USA Inc.
                                                           ("PIM-USA"); Chairman and a Director of
                                                           Pioneer; Director of Pioneer Alternative
                                                           Investment Management Limited (Dublin);
                                                           President and a Director of Pioneer
                                                           Alternative Investment Management
                                                           (Bermuda) Limited and affiliated funds;
                                                           President and Director of Pioneer Funds
                                                           Distributor, Inc. ("PFD"); President of
                                                           all of the Pioneer Funds; and Of Counsel
                                                           (since 2000, partner prior to 2000),
                                                           Wilmer Cutler Pickering Hale and Dorr LLP
                                                           (counsel to PIM-USA and the Pioneer
                                                           Funds).

*Mr. Cogan is an  Interested  Trustee  because he is an officer or  director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood   Trustee and       Serves until            President and Chief Executive Officer,      None
(52)**           Executive Vice    successor trustee is    PIM-USA since May 2003 (Director since
                 President         elected or earlier      January 2001); President and Director of
                                   retirement or removal   Pioneer since May 2003; Chairman and
                                                           Director of Pioneer Investment Management
                                                           Shareholder Services, Inc. ("PIMSS")
                                                           since May 2003; Executive Vice President
                                                           of all of the Pioneer Funds since June
                                                           2003; Executive Vice President and Chief
                                                           Operating Officer of PIM-USA, November
                                                           2000 to May 2003; Executive Vice
                                                           President, Chief Financial Officer and
                                                           Treasurer, John Hancock Advisers, L.L.C.,
                                                           Boston, MA, November 1999 to November
                                                           2000; Senior Vice President and Chief
                                                           Financial Officer, John Hancock Advisers,
                                                           L.L.C., April 1997 to November 1999.
**Mr. Hood is an  Interested  Trustee  because he is an officer or  director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

PIONEER STRATEGIC INCOME VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                 POSITIONS HELD                            PRINCIPAL OCCUPATION DURING PAST FIVE       OTHER DIRECTORSHIPS HELD BY
NAME AND AGE     WITH THE TRUST    TERM OF OFFICE          YEARS                                       THIS TRUSTEE
David R. Bock    Trustee since     Serves until a          Senior Vice President and Chief Financial   Director of The Enterprise
**(61)3050 K.    2005.             successor trustee       Officer, I-trax, Inc. (publicly traded      Social Investment Company
Street NW,                         is elected or earlier   health care services company)               (privately-held affordable
Washington,                        retirement or           (2001-present); Managing Partner, Federal   housing finance company);
DC 20007                           removal.                City Capital Advisors (boutique merchant    Director of New York Mortgage
                                                           bank)(1995 -2000; 2002 to 2004);            Trust (publicly traded
                                                           Executive Vice President and Chief          mortgage REIT)
                                                           Financial Officer, Pedestal Inc.
                                                           (internet-based mortgage trading company)
                                                           (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush     Trustee since     Serves until            President, Bush International               Director of Brady Corporation
(56)3509         2000.             successor trustee       (international financial advisory firm)     (industrial identification
Woodbine                           is elected or                                                       and specialty coated material
Street,Chevy                       earlier retirement                                                  products manufacturer),
Chase, MD                          or removal                                                          Millennium Chemicals, Inc.
20815                                                                                                  (commodity chemicals),
                                                                                                       Mortgage Guaranty Insurance
                                                                                                       Corporation, and R.J.
                                                                                                       Reynolds Tobacco Holdings,
                                                                                                       Inc. (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.    Trustee since     Serves until            Founding Director, The Winthrop Group,      None
Graham(57)       2000.             successor trustee       Inc. (consulting firm); Professor of
1001                               is elected or           Management, Faculty of Management, McGill
Sherbrooke                         earlier retirement      University
Street West,                       or removal
Montreal,
Quebec,
Canada H3A 1G5
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A.    Trustee since     Serves until            President and Chief Executive Officer,      Director of New America High
Piret(56) One    1995.             successor trustee       Newbury, Piret & Company, Inc.              Income Fund, Inc. (closed-end
Boston Place,                      is elected or           (investment banking firm)                   investment company)
28th Floor,                        earlier retirement
Boston, MA                         or removal
02108
------------------------------------------------------------------------------------------------------------------------------------
Stephen K.       Trustee since     Serves until            Senior Counsel, Sullivan & Cromwell (law    Director, The Swiss Helvetia
West(76) 125     1995.             successor trustee       firm)                                       Fund, Inc. (closed-end
Broad Street,                      is elected or                                                       investment company) and
New York, NY                       earlier retirement                                                  AMVESCAP PLC (investment
10004                              or removal                                                          managers)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop    Trustee since     Serves until            President, John Winthrop & Co., Inc.        None
(68)One North    September,        successor trustee       (private investment firm)
Adgers Wharf,    2000.             is elected or
Charleston, SC                     earlier retirement
29401                              or removal
------------------------------------------------------------------------------------------------------------------------------------

PIONEER STRATEGIC INCOME VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

NAME AND AGE     POSITIONS HELD    TERM OF OFFICE          PRINCIPAL OCCUPATION DURING PAST FIVE       OTHER DIRECTORSHIPS HELD BY
                 WITH THE TRUST                            YEARS                                       THIS TRUSTEE
Dorothy E.       Secretary         Serves at the           Secretary of PIM-USA; Senior Vice           None
Bourassa (57)                      discretion of the       President - Legal of Pioneer; and
                                   Board                   Secretary/Clerk of most of PIM-USA's
                                                           subsidiaries since October 2000;
                                                           Secretary of all of the Pioneer Funds
                                                           since September 2003 (Assistant Secretary
                                                           from November 2000 to September 2003);
                                                           and Senior Counsel, Assistant Vice
                                                           President and Director of Compliance of
                                                           PIM-USA from April 1998 through October
                                                           2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.   Assistant         Serves at the           Assistant Vice President and Senior         None
Kelley (40)      Secretary         discretion of the       Counsel of Pioneer since July 2002; Vice
                                   Board                   President and Senior Counsel of BISYS
                                                           Fund Services, Inc. (April 2001 to June
                                                           2002); Senior Vice President and Deputy
                                                           General Counsel of Funds Distributor,
                                                           Inc. (July 2000 to April 2001; Vice
                                                           President and Associate General Counsel
                                                           from July 1996 to July 2000); Assistant
                                                           Secretary of all Pioneer Funds since
                                                           September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C.         Assistant         Serves at the           Partner, Wilmer Cutler Pickering Hale and   None
Phelan (47)      Secretary         discretion of the       Dorr LLP; Assistant Secretary of all
                                   Board                   Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave     Treasurer         Serves at the           Vice President - Fund Accounting,           None
(59)                               discretion of the       Administration and Custody Services of
                                   Board                   Pioneer; and Treasurer of all of the
                                                           Pioneer Funds (Assistant Treasurer from
                                                           June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Mark E.          Assistant         Serves at the           Deputy Treasurer of Pioneer since 2004;     None
Bradley (45)     Treasurer         discretion of the       Treasurer and Senior Vice President, CDC
                                   Board                   IXIS Asset Management Services from 2002
                                                           to 2003; Assistant Treasurer and Vice
                                                           President, MFS Investment Management from
                                                           1997 to 2002; and Assistant Treasurer of
                                                           all of the Pioneer Funds since November
                                                           2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I.          Assistant         Serves at the           Assistant Vice President - Fund             None
Presutti(39)     Treasurer         discretion of the       Accounting, Administration and Custody
                                   Board                   Services of Pioneer; and Assistant
                                                           Treasurer of all of the Pioneer Funds
                                                           since November 2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan    Assistant         Serves at the           Fund Accounting Manager - Fund              None
(46)             Treasurer         discretion of the       Accounting, Administration and Custody
                                   Board                   Services of Pioneer; and Assistant
                                                           Treasurer of all of the Pioneer Funds
                                                           since May 2002
------------------------------------------------------------------------------------------------------------------------------------

PIONEER STRATEGIC INCOME VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                 POSITIONS HELD                            PRINCIPAL OCCUPATION DURING PAST FIVE       OTHER DIRECTORSHIPS HELD BY
NAME AND AGE     WITH THE TRUST    TERM OF OFFICE          YEARS                                       THIS OFFICER
Katharine Kim    Assistant         Serves at the           Fund Administration Manager - Fund          None
Sullivan (31)    Treasurer         discretion of the       Accounting, Administration and Custody
                                   Board                   Services since June 2003; Vice President
                                                           - Mutual Fund Operations Assistant of
                                                           State Street Corporation from June2002 to
                                                           June 2003 (formerly Deutsche Bank Asset
                                                           Management); Pioneer Fund Accounting,
                                                           Administration and Custody Services (Fund
                                                           Accounting Manager from August 1999 to
                                                           May 2002, Fund Accounting Services
                                                           Supervisor from 1997 to July 1999);
                                                           Assistant Treasurer of all Pioneer Funds
                                                           since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J.        Chief             Serves at the           Chief Compliance Officer of Pioneer         None
Wolin (37)       Compliance        discretion of the       (Director of Compliance and Senior
                 Officer           Board                   Counsel from November 2000 to September
                                                           2004); Vice President and Associate
                                                           General Counsel of UAM Fund Services,
                                                           Inc. (mutual fund administration company)
                                                           from February 1998 to November 2000; and
                                                           Chief Compliance Officer of all of the
                                                           Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
                                     THIS PAGE FOR YOUR NOTES.

[LOGO] PIONEER
       INVESTMENTS(R)


                                                   [PIONEER INVESTEMNTS(R) LOGO]

                                                PIONEER VARIABLE CONTRACTS TRUST

                                  PIONEER VALUE VCT PORTFOLIO -- CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Value VCT Portfolio

  Portfolio and Performance Update                              2

  Comparing Ongoing Portfolio Expenses                          3

  Portfolio Management Discussion                               4

  Schedule of Investments                                       5

  Financial Statements                                          8

  Notes to Financial Statements                                12

  Report of Independent Registered Public Accounting Firm      16

  Trustees, Officers and Service Providers                     17

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT WWW.PIONEERFUNDS.COM.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO UPDATE 12/31/04

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[PIE CHART]

U.S. Common Stocks                             91.9%
International Common Stocks                     1.8%
Depositary Receipts for International Stocks    6.3%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[PIE CHART]

Financials                                 34.0%
Energy                                     11.7%
Consumer Discretionary                     11.6%
Industrials                                10.9%
Information Technology                      6.9%
Consumer Staples                            6.6%
Telecommunication Services                  5.9%
Health Care                                 5.7%
Materials                                   5.5%
Utilities                                   1.2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Citigroup, Inc.                   4.79%
2. Bank of America Corp.             3.99
3. Merrill Lynch & Co., Inc.         3.18
4. Freddie Mac                       2.92
5. Time Warner, Inc.                 2.57

The Portfolio is actively managed, and current holdings may be different.

PERFORMANCE UPDATE 12/31/04

PRICES AND DISTRIBUTIONS

                               12/31/04      12/31/03
Net Asset Value per Share     $ 13.40      $ 12.04

DISTRIBUTIONS PER SHARE                   SHORT-TERM         LONG-TERM
(1/1/04 - 12/31/04)        DIVIDENDS     CAPITAL GAINS     CAPITAL GAINS
                           $ 0.0065         $ 0.0051            $   -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER VALUE VCT PORTFOLIO at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[LINE GRAPH]

                 PIONEER VALUE         RUSSELL 1000
                 VCT PORTFOLIO          VALUE INDEX
                 -------------         ------------
5/03                10,000             $   10,000
12/03               12,040             $   12,562
12/04               13,413             $   14,634

The Russell 1000 Value Index measures the performance of the value-oriented stocks in the Russell 1000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

NET ASSET VALUE

Life-of-Class       19.22%
(5/1/03)
1 Year              11.40

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charge. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER VALUE VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

SHARE CLASS                                              II
-----------                                          ----------
Beginning Account Value on 7/1/04                    $ 1,000.00
Ending Account Value on 12/31/04                     $ 1,079.77
Expenses Paid During Period*                         $     7.78

* Expenses are equal to the Portfolio's annualized expense ratio of 1.49% for Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER VALUE VCT PORTFOLIO

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

SHARE CLASS                                              II
-----------                                          ----------
Beginning Account Value on 7/1/04                    $ 1,000.00
Ending Account Value on 12/31/04                     $ 1,017.60
Expenses Paid During Period*                         $     7.55

* Expenses are equal to the Portfolio's annualized expense ratio of 1.49% for Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/04

Portfolio Manager J. Rodman Wright describes the economic background and investment strategies that affected results for Pioneer Value VCT Portfolio through 2004's market swings.

Q. WHAT WAS THE INVESTMENT BACKGROUND, AND HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

A. Stocks made little progress for much of last year, until uncertainties about the presidential election faded and oil prices backed down from their record highs. A late year rally then drove major stock indices into the black for the second straight year. For the twelve months ended December 31, 2004, the Portfolio returned 11.40% at net asset value. This result trailed the Portfolio's benchmark, the Russell 1000 Value Index, which returned 16.49% over the same period.

      THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.    WHICH SECTORS OR STOCKS HAD THE GREATEST IMPACT ON RESULTS?

A. In technology, stock selection was productive despite weakness in the sector; Symantec's takeover of Veritas Software was key. Similarly, the acquisition of AT&T Wireless by Cingular aided results in telecommunications, but Bell South was down slightly. Our largest decliner was insurer Marsh & McLennan, which came under intense scrutiny from regulators over commission payment practices and other issues.

      In energy, our modestly overweight position and good stock selection both added to results. High oil prices fed gains at Transocean, a deepwater driller that works under contract to major oil companies. Fees for drilling platforms have tracked the rising cost of oil. Expensive oil also favored Suncor Energy, a Canadian producer, whose costly process for extracting oil from sand and shale deposits benefits disproportionately from rising prices.

      Avoiding the struggling automobile sector was beneficial, but performance suffered in other consumer areas. Electronics conglomerate Philips NV fell as slack demand pushed down prices of semiconductors. Media stocks, including Viacom and Clear Channel also lagged. Supermarkets, including Kroger, declined under pressure from labor issues and from Walmart's expansion of its grocery initiatives. And discount retailer Kohl's sought to overcome difficult times by revamping its stores and merchandise lines.

      We were overweighted in the underperforming health care sector. Recall of an important arthritis treatment drove Pfizer down. We had more success with Merck, however, investing while pessimism was greatest following the withdrawal of Vioxx. Merck's price recovered some lost ground later in the period.

      Industrial conglomerate Tyco Industries boosted returns as it continued its transition from troubled turnaround candidate to successful operating company. Can-maker Ball benefited as beverage consumption increased during Europe's unusually warm summer. Ball also bought back some of its shares, a step that investors welcomed.

      Mortgage originator Countrywide Financial was a solid contributor as fears that higher mortgage rates would choke off demand never materialized. Regulatory problems drove down shares of the Federal Home Loan Mortgage Corporation, known as Freddie Mac. We acquired shares when valuations sank; Freddie Mac's price recovered later in the year and helped the Portfolio's performance. Providian, which issues credit cards to consumers with questionable credit, tightened financial controls and grew its volume of receivables.

Q.    WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. We are fairly optimistic about the economy, and prospects for large-cap stocks also appear positive. Last year's gains trailed the growth in corporate earnings, resulting in a more rationally priced equity market than was the case a year ago. Interest rates remain low in absolute terms. Energy prices may slip in 2005, as supplies seem adequate and there is unused capacity in oil-producing nations. After the market's focus on speculative issues in 2003 and on profitable smaller companies in 2004, we think bigger, stronger companies may draw attention next year. We are optimistic that large-cap stocks may perform well in the year ahead.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04

 SHARES                                                    VALUE
             COMMON STOCKS - 98.0%
             ENERGY - 11.5%
             INTEGRATED OIL & GAS - 6.5%
 2,088       BP Amoco Plc. (A.D.R.)                       $  121,939
 2,768       ConocoPhillips                                  240,345
 3,324       ChevronTexaco Corp.                             174,543
 2,821       Occidental Petroleum Corp.                      164,634
                                                          ----------
                                                          $  701,461
                                                          ----------
             OIL & GAS DRILLING - 1.6%
 2,010       ENSCO International, Inc.                    $   63,797
 1,002       Nabors Industries, Inc.*                         51,393
 1,385       Transocean Offshore, Inc.*                       58,710
                                                          ----------
                                                          $  173,900
                                                          ----------
             OIL & GAS EXPLORATION & PRODUCTION - 3.4%
 1,250       Apache Corp.                                 $   63,213
 1,047       Anadarko Petroleum Corp.                         67,856
 4,522       Devon Energy Corp.                              175,996
 1,921       Suncor Energy, Inc.                              68,003
                                                          ----------
                                                          $  375,068
                                                          ----------
             TOTAL ENERGY                                 $1,250,429
                                                          ----------
             MATERIALS - 5.4%
             COMMODITY CHEMICALS - 1.1%
 2,764       Praxair, Inc.                                $  122,031
                                                          ----------
             DIVERSIFIED CHEMICAL - 1.0%
 1,550       PPG Industries, Inc.                         $  105,648
                                                          ----------
             DIVERSIFIED METALS & MINING - 1.2%
 1,847       Freeport-McMoRan Copper & Gold, Inc.
             (Class B)                                    $   70,611
   600       Phelps Dodge Corp.                               59,352
                                                          ----------
                                                          $  129,963
                                                          ----------
             METAL & GLASS CONTAINERS - 0.8%
 1,950       Ball Corp.                                   $   85,761
                                                          ----------
             PAPER PRODUCTS - 1.3%
 2,110       Weyerhaeuser Co.                             $  141,834
                                                          ----------
             TOTAL MATERIALS                              $  585,237
                                                          ----------
             CAPITAL GOODS - 7.7%
             AEROSPACE & DEFENSE - 1.0%
 2,070       Northrop Grumman Corp.                       $  112,525
                                                          ----------
             ELECTRICAL COMPONENT & EQUIPMENT - 1.9%
 5,480       General Electric Co.                         $  200,020
                                                          ----------
             INDUSTRIAL CONGLOMERATES - 3.5%
   662       Donaldson Co., Inc.                          $   21,568
 5,853       Tyco International, Ltd.                        209,186
 1,420       United Technologies Corp.                       146,757
                                                          ----------
                                                          $  377,511
                                                          ----------
             INDUSTRIAL MACHINERY - 1.3%
 1,940       Deere & Co.                                  $  144,336
                                                          ----------
             TOTAL CAPITAL GOODS                          $  834,392
                                                          ----------
             COMMERCIAL SERVICES & SUPPLIES - 1.5%
             ENVIRONMENTAL SERVICES - 1.5%
 5,471       Waste Management, Inc.                       $  163,802
                                                          ----------
             TOTAL COMMERCIAL SERVICES & SUPPLIES         $  163,802
                                                          ----------
             TRANSPORTATION - 1.5%
             AIRLINES - 0.8%
 5,429       Southwest Airlines Co.                       $   88,384
                                                          ----------
             RAILROADS - 0.3%
   530       Canadian National Railway Co.                $   32,463
                                                          ----------
             TRUCKING - 0.4%
   549       United Parcel Service                        $   46,918
                                                          ----------
             TOTAL TRANSPORTATION                         $  167,765
                                                          ----------
             HOTELS, RESTAURANTS & LEISURE - 0.4%
             RESTAURANTS - 0.4%
 1,523       McDonald's Corp.                             $   48,827
                                                          ----------
             TOTAL HOTELS, RESTAURANTS & LEISURE          $   48,827
                                                          ----------
             MEDIA - 9.8%
             ADVERTISING - 1.3%
 1,660       Omnicom Group                                $  139,971
                                                          ----------
             BROADCASTING & CABLE TELEVISION - 3.6%
 5,770       Clear Channel Communications, Inc.           $  193,237
 6,044       Comcast Corp.*                                  201,144
                                                          ----------
                                                          $  394,381
                                                          ----------
             MOVIES & ENTERTAINMENT - 4.3%
14,113       Time Warner, Inc.*                           $  274,357
 5,217       Viacom, Inc. (Class B)                          189,847
                                                          ----------
                                                          $  464,204
                                                          ----------
             PUBLISHING - 0.6%
   762       Gannett Co.                                  $   62,255
                                                          ----------
             TOTAL MEDIA                                  $1,060,811
                                                          ----------
             RETAILING - 1.1%
             SPECIALTY STORES - 1.1%
 4,570       Foot Locker, Inc.                            $  123,070
                                                          ----------
             TOTAL RETAILING                              $  123,070
                                                          ----------
             FOOD & DRUG RETAILING - 3.8%
             FOOD DISTRIBUTORS - 1.5%
 2,880       Cardinal Health, Inc.                        $  167,472
                                                          ----------

   The accompanying notes are an integral part of these financial statements.

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/04                                     (continued)

  SHARES                                                    VALUE
             FOOD RETAIL - 2.3%
 7,333       Kroger Co.*                                  $  128,621
   452       Nestle SA (Registered Shares)                   118,049
                                                          ----------
                                                          $  246,670
                                                          ----------
             TOTAL FOOD & DRUG RETAILING                  $  414,142
                                                          ----------
             FOOD, BEVERAGE & TOBACCO - 1.7%
             SOFT DRINKS - 1.7%
 3,453       PepsiCo, Inc.                                $  180,247
                                                          ----------
             TOTAL FOOD, BEVERAGE & TOBACCO               $  180,247
                                                          ----------
             HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
             PERSONAL PRODUCTS - 1.0%
 1,678       Kimberly-Clark Corp.                         $  110,429
                                                          ----------
             TOTAL HOUSEHOLD & PERSONAL
             PRODUCTS                                     $  110,429
                                                          ----------
             HEALTH CARE EQUIPMENT & SERVICES - 3.5%
             HEALTH CARE DISTRIBUTORS - 1.0%
 2,500       Wyeth                                        $  106,475
                                                          ----------
             HEALTH CARE EQUIPMENT - 0.6%
 2,010       AstraZeneca Plc (A.D.R.)                     $   73,144
                                                          ----------
             HEALTH CARE FACILITIES - 1.9%
 4,912       HCA, Inc.                                    $  196,284
   761       Tenet Healthcare Corp.*                           8,356
                                                          ----------
                                                          $  204,640
                                                          ----------
             TOTAL HEALTH CARE EQUIPMENT &
             SERVICES                                     $  384,259
                                                          ----------
             PHARMACEUTICALS & BIOTECHNOLOGY - 2.0%
             PHARMACEUTICALS - 2.0%
 4,320       IVAX Corp.*                                  $   68,342
 2,035       Merck & Co., Inc.                                65,405
 3,306       Pfizer, Inc.                                     88,898
                                                          ----------
                                                          $  222,645
                                                          ----------
             TOTAL PHARMACEUTICALS &
             BIOTECHNOLOGY                                $  222,645
                                                          ----------
             BANKS - 9.8%
             DIVERSIFIED BANKS - 5.3%
 9,044       Bank of America Corp.                        $  424,978
 2,432       Wells Fargo & Co.                               151,149
                                                          ----------
                                                          $  576,127
                                                          ----------
             REGIONAL BANKS - 1.5%
 3,400       Fifth Third Bancorp                          $  160,752
                                                          ----------
             THRIFTS & MORTGAGE FINANCE - 3.0%
   530       Countrywide Financial Corp.                  $   19,615
 4,217       Freddie Mac                                     310,793
                                                          ----------
                                                          $  330,408
                                                          ----------
             TOTAL BANKS                                  $1,067,287
                                                          ----------
             DIVERSIFIED FINANCIALS - 14.7%
             ASSET MANAGEMENT & CUSTODY BANKS - 1.9%
 6,263       The Bank of New York Co., Inc.               $  209,309
                                                          ----------
             CONSUMER FINANCE - 2.0%
12,936       Providian Financial Corp.*                   $  213,056
                                                          ----------
             INVESTMENT BANKING & BROKERAGE - 6.1%
 1,435       Goldman Sachs Group, Inc.                    $  149,297
 2,004       Lehman Brothers Holdings, Inc.                  175,310
 5,680       Merrill Lynch & Co., Inc.                       339,494
                                                          ----------
                                                          $  664,101
                                                          ----------
             DIVERSIFIED FINANCIAL SERVICES - 4.7%
10,594       Citigroup, Inc.                              $  510,419
                                                          ----------
             TOTAL DIVERSIFIED FINANCIALS                 $1,596,885
                                                          ----------
             INSURANCE - 6.8%
             LIFE & HEALTH INSURANCE - 1.1%
 6,525       UNUM Corp.                                   $  117,059
                                                          ----------
             MULTI-LINE INSURANCE - 1.6%
 2,718       American International Group, Inc.           $  178,491
                                                          ----------
             PROPERTY & CASUALTY INSURANCE - 4.1%
   550       ACE, Ltd.                                    $   23,513
 2,589       Allstate Corp.                                  133,903
 1,014       Ambac Financial Group, Inc.                      83,280
    68       Berkshire Hathaway, Inc. (Class B)*             199,648
                                                          ----------
                                                          $  440,344
                                                          ----------
             TOTAL INSURANCE                              $  735,894
                                                          ----------
             SOFTWARE & SERVICES - 3.9%
             APPLICATION SOFTWARE - 1.9%
 7,190       Veritas Software Corp.*                      $  205,275
                                                          ----------
             DATA PROCESSING & OUTSOURCED SERVICES - 2.0%
 5,216       First Data Corp.                             $  221,889
                                                          ----------
             TOTAL SOFTWARE & SERVICES                    $  427,164
                                                          ----------
             TECHNOLOGY HARDWARE & EQUIPMENT - 4.1%
             COMMUNICATIONS EQUIPMENT - 1.9%
 4,053       Motorola, Inc.                               $   69,712
 8,288       Nokia Corp. (A.D.R.)                            129,873
                                                          ----------
                                                          $  199,585
                                                          ----------
             COMPUTER HARDWARE - 1.8%
 9,360       Hewlett-Packard Co.                          $  196,279
                                                          ----------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
 1,707       Koninklijke Philips Electronics              $   45,235
                                                          ----------
             TOTAL TECHNOLOGY HARDWARE &
             EQUIPMENT                                    $  441,099
                                                          ----------

   The accompanying notes are an integral part of these financial statements.

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

 SHARES                                                     VALUE
             SEMICONDUCTORS - 0.8%
 3,855       Intel Corp.                                  $    90,168
                                                          -----------
             TOTAL SEMICONDUCTORS                         $    90,168
                                                          -----------
             TELECOMMUNICATION SERVICES - 5.7%
             INTEGRATED TELECOMMUNICATION SERVICES - 2.2%
 1,538       Alltel Corp.                                 $    90,372
 5,629       BellSouth Corp.                                  156,430
                                                          -----------
                                                          $   246,802
                                                          -----------
             WIRELESS TELECOMMUNICATION SERVICES - 3.5%
 4,060       Nextel Communications, Inc.*                 $   121,800
 6,615       Vodafone Group Plc (A.D.R.)                      181,119
27,881       Vodafone Group Plc                                75,549
                                                          -----------
                                                          $   378,468
                                                          -----------
             TOTAL TELECOMMUNICATION SERVICES             $   625,270
                                                          -----------
             UTILITIES - 1.2%
             ELECTRIC UTILITIES - 1.2%
   367       Dominion Resources, Inc.                     $    24,861
 2,410       Exelon Corp.                                     106,208
                                                          -----------
                                                          $   131,069
                                                          -----------
             TOTAL UTILITIES                              $   131,069
                                                          -----------
             TOTAL COMMON STOCKS
             (Cost $9,714,978)                            $10,660,891
                                                          -----------
             TOTAL INVESTMENTS
             IN SECURITIES - 98.0%
             (Cost $9,714,978)                            $10,660,891
                                                          -----------
             OTHER ASSETS AND
             LIABILITIES - 2.0%                           $   218,094
                                                          -----------
             TOTAL NET ASSETS - 100.0%                    $10,878,985
                                                          ===========

*    Non-Income producing security

(A.D.R.) American Depositary Receipt

   The accompanying notes are an integral part of these financial statements.

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                                          5/1/03
                                                                                        YEAR ENDED          TO
CLASS II                                                                                 12/31/04       12/31/03 (a)
Net asset value, beginning of period                                                     $ 12.04         $ 10.00
                                                                                         -------         -------
Increase from investment operations:
 Net investment income                                                                   $  0.02         $  0.01
 Net realized and unrealized gain on investments and foreign currency transactions          1.36            2.03
                                                                                         -------         -------
  Net increase from investment operations                                                $  1.38         $  2.04
Distributions to shareowners:
 Net income                                                                              $ (0.01)        $    --
 Net realized gain                                                                         (0.01)             --
                                                                                         -------         -------
 Net increase in net asset value                                                         $  1.36         $  2.04
                                                                                         -------         -------
 Net asset value, end of period                                                          $ 13.40         $ 12.04
                                                                                         =======         =======
Total return*                                                                              11.40%          20.40%
Ratio of net expenses to average net assets+                                                1.50%           1.50%**
Ratio of net investment income to average net assets+                                       0.27%           0.27%**
Portfolio turnover rate                                                                       52%             24%
Net assets, end of period (in thousands)                                                 $10,879         $ 1,695
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                               3.61%          10.93%**
 Net investment loss                                                                       (1.85)%         (9.16)%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                               1.50%           1.50%**
 Net investment income                                                                      0.27%           0.27%**

(a)   Class II shares were first publicly offered on May 1, 2003.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**    Annualized.

+     Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/04

ASSETS:
 Investment in securities, at value (Cost $9,714,978))       $ 10,660,891
 Cash                                                             509,918
 Receivables --
    Fund shares sold                                               11,278
    Dividends, interest and foreign taxes withheld                 14,872
    Due from Pioneer Investment Management, Inc.                    3,204
 Other                                                              1,073
                                                             ------------
      Total assets                                           $ 11,201,236
                                                             ------------
LIABILITIES:
 Payables --
    Investment securities purchased                          $    266,861
    Fund shares repurchased                                         2,510
 Due to affiliates                                                  3,950
 Accrued expenses                                                  48,930
                                                             ------------
      Total liabilities                                      $    322,251
                                                             ------------
NET ASSETS:
 Paid-in capital                                             $  9,867,799
 Undistributed net investment income (loss)                        12,435
 Accumulated undistributed net realized gain (loss)                52,791
 Net unrealized gain (loss) on:
    Investments                                                   945,913
    Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                 47
                                                             ------------
      Total net assets                                       $ 10,878,985
                                                             ------------
NET ASSET VALUE PER SHARE:
 CLASS II:
 (No par value, unlimited number of shares authorized)
    Net assets                                               $ 10,878,985
 Shares outstanding                                               812,061
                                                             ------------
    Net asset value per share                                $      13.40

   The accompanying notes are an integral part of these financial statements.

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS

                                                                        YEAR ENDED
                                                                         12/31/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $570)                     $   95,075
 Interest                                                                   2,051
                                                                       ----------
   Total investment income                                             $   97,126
                                                                       ----------
EXPENSES:
 Management fees                                                       $   41,263
 Transfer agent fees                                                        1,384
 Distribution fees                                                         13,755
 Administrative fees                                                       18,500
 Custodian fees                                                            48,091
 Professional fees                                                         50,449
 Printing                                                                  23,086
 Miscellaneous                                                              2,125
                                                                       ----------
   Total expenses                                                      $  198,653
   Less management fees waived and expenses assumed by
     Pioneer Investment Management, Inc.                                 (116,128)
                                                                       ----------
 Less fees paid indirectly
   Net expenses                                                        $   82,525
                                                                       ----------
     Net investment income (loss)                                      $   14,601
                                                                       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                                         $   56,702
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                           (634)
                                                                       ----------
                                                                       $   56,068
                                                                       ----------
 Change in net unrealized gain or loss from:
   Investments                                                         $  807,113
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                             45
                                                                       ----------
                                                                       $  807,158
                                                                       ----------
 Net gain (loss) on investments and foreign currency transactions      $  863,226
                                                                       ==========
 Net increase (decrease) in net assets resulting
   from operations                                                     $  877,827
                                                                       ==========

   The accompanying notes are an integral part of these financial statements.

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 5/1/03
                                                                              (COMMENCEMENT
                                                             YEAR ENDED       OF OPERATIONS
                                                              12/31/04         TO 12/31/03
FROM OPERATIONS:
Net investment income                                        $    14,601       $    1,095
Net realized gain (loss) on investments                           56,068           (2,039)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                                   807,158          138,802
                                                             -----------       ----------
  Net increase (decrease) in net assets
    resulting from operations                                $   877,827       $  137,858
                                                             -----------       ----------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class II                                                    $    (2,607)      $       --
Net realized gain
 Class II                                                         (2,047)              --
                                                             -----------       ----------
  Total distributions to shareowners                         $    (4,654)      $       --
                                                             -----------       ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $ 8,460,112       $1,646,040
Reinvestment of distributions                                      4,364               --
Cost of shares repurchased                                      (154,122)         (88,440)
                                                             -----------       ----------
 Net increase in net assets
  resulting from Fund share transactions                     $ 8,310,354       $1,557,600
                                                             -----------       ----------
 Net increase in net assets                                  $ 9,183,527       $1,695,458

NET ASSETS:
Beginning of year                                              1,695,458               --
                                                             -----------       ----------
End of year                                                  $10,878,985       $1,695,458
                                                             ===========       ==========
Undistributed net investment income (loss), end of year      $    12,435       $    1,075
                                                             ===========       ==========

   The accompanying notes are an integral part of these financial statements.

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Value VCT Portfolio (the Portfolio), a Portfolio of Pioneer Variable Contracts Trust (the Trust), which is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment diversified company. The Trust consists of twenty two separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap Value II Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

The Value VCT Portfolio commenced operations on May 1, 2003.

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Value Portfolio is to seek capital appreciation.

The financial statements and financial highlights of all other portfolios are presented in separate books.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.    SECURITY VALUATION

      Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

      income bearing cash accounts, is recorded on the accrual basis.

      Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.    FOREIGN CURRENCY TRANSLATION

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    FORWARD FOREIGN CURRENCY CONTRACTS

      The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2004, there were no open forward foreign currency contracts.

D.    TAXES

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                                   UNDISTRIBUTED      ACCUMULATED
                                  NET INVESTMENT     REALIZED GAIN     PAID-IN
PORTFOLIO                          INCOME (LOSS)         (LOSS)        CAPITAL
---------                         --------------     -------------     -------
Pioneer Value VCT Portfolio          $ (634)             $634          $ (0)
                                     ------              ----          ----

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/04                               (continued)

      The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004, and the distributions paid during the year ended December 31, 2004 and the period ended December 31, 2003 on a tax basis.

                                      2004           2003
                                   ----------      --------
DISTRIBUTIONS PAID FROM:
Ordinary Income                    $    4,654      $     --
Long-Term capital gain                     --            --
Return of Capital                          --            --
                                   ----------      --------
   Total distributions             $    4,654      $     --
                                   ==========      ========
DISTRIBUTABLE EARNINGS
   (ACCUMULATED LOSSES):
Undistributed ordinary income      $   20,095
Undistributed long-term gain/
   (capital loss carryforward)         87,163
Unrealized appreciation
   (depreciation)                     903,928
                                   ----------
   Total                           $1,011,186
                                   ==========

      The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

E.    PORTFOLIO SHARES

      The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

F.    SECURITIES LENDING

      The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G.    REPURCHASE AGREEMENTS

      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.    MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $1,542 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

Through December 31, 2004, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.50% of the average daily net assets attributable to class II shares. As of December 31, 2004, there were no Class I shares outstanding.

3.    TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $135 in transfer agent fees payable to PIMSS at December 31, 2004.

4.    DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $2,274 payable to PFD at December 31, 2004.

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

5.    AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                           NET
                                          GROSS           GROSS        APPRECIATION/
                        TAX COST      APPRECIATION     DEPRECIATION    (DEPRECIATION)
                        --------      ------------     ------------    ---------------
Value Portfolio        $9,757,010       $987,539         $ (83,658)       $903,881
                       ----------       --------         ---------        --------

6.    PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $10,917,619 and $2,766,134, respectively.

7.    CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

VALUE PORTFOLIO                  '04 SHARES    '04 AMOUNT    '03 SHARES    '03 AMOUNT
---------------                  ----------    ----------    ----------    ----------
CLASS II:
Shares sold                        683,440     $8,460,112     148,910      $ 1,646,041
Reinvestment of distributions          353          4,364          --               --
Shares repurchased                 (12,576)      (154,122)     (8,066)         (88,440)
                                   -------     ----------     -------      -----------
  Net increase                     671,217     $8,310,354     140,844      $ 1,557,601
                                   =======     ==========     =======      ===========

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER VALUE VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Value VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2004, and the related statement of operations for the year then ended and the statements of changes in net assets, and the financial highlights, for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                   /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER VALUE VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Wilmer Cutler Pickering Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS

The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 73 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Trust"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed informations regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-255-62927

Proxy Voting Policies and Procedures of the Trust are available without charge, upon Agent request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                           POSITIONS HELD
NAME AND AGE                WITH THE TRUST                TERM OF OFFICE
John F. Cogan, Jr. (78)*   Chairman of the         Serves until successor trustee
                           Board, Trustee and      is elected or earlier retirement
                           President               or removal

Osbert M. Hood (52)**      Trustee and Executive   Serves until successor trustee
                           Vice President          is elected or earlier retirement
                                                   or removal

NAME AND AGE                   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                  OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (78)*   Trustee and President Serves until retirement or removal;        Director of Harbor Global Company, Ltd.
                           Deputy Chairman and a Director of Pioneer Global Asset
                           Management S.p.A. ("PGAM"); Non-Executive Chairman
                           and a Director of Pioneer Investment Management USA Inc.
                           ("PIM-USA"); Chairman and a Director of Pioneer; Director
                           of Pioneer Alternative Investment Management Limited
                           (Dublin); President and a Director of Pioneer Alternative
                           Investment Management (Bermuda) Limited and affiliated
                           funds; President and Director of Pioneer Funds Distributor,
                           Inc. ("PFD"); President of all of the Pioneer Funds; and
                           Of Counsel (since 2000, partner prior to 2000), Wilmer Cutler
                           Pickering Hale and Dorr LLP (counsel to PIM-USA and the
                           Pioneer Funds).

Osbert M. Hood (52)**      President and Chief Executive Officer, PIM-USA since May         None
                           2003 (Director since January 2001); President and Director of Pioneer since May 2003; Chairman and Director of
                           Pioneer Investment Management Shareholder Services, Inc.
                           ("PIMSS") since May 2003; Executive Vice President of all of the Pioneer Funds since June 2003; Executive Vice President and Chief Operating Officer of PIM-USA, November 2000 to
                           May 2003; Executive Vice President, Chief Financial Officer
                           and Treasurer, John Hancock Advisers, L.L.C., Boston, MA,
                           November 1999 to November 2000; Senior Vice President
                           and Chief Financial Officer, John Hancock Advisers, L.L.C.,
                           April 1997 to November 1999.

* Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

** Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

PIONEER VALUE VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)

INDEPENDENT TRUSTEES

                            POSITIONS HELD
NAME AND AGE                WITH THE TRUST        TERM OF OFFICE
David R. Bock** (61)        Trustee since 2005.   Serves until a successor
3050 K. Street NW,                                trustee is elected or earlier
Washington, DC 20007                              retirement or removal.

Mary K. Bush (56)           Trustee since 2000.   Serves until successor trustee
3509 Woodbine Street,                             is elected or earlier retirement
Chevy Chase, MD 20815                             or removal

Margaret B.W. Graham (57)   Trustee since 2000.   Serves until successor trustee
1001 Sherbrooke Street                            is elected or earlier retirement
West, Montreal, Quebec,                           or removal
Canada H3A 1G5

Marguerite A. Piret (56)    Trustee since 1995.   Serves until successor trustee
One Boston Place,                                 is elected or earlier retirement
28th Floor,                                       or removal
Boston, MA 02108

Stephen K. West (76)        Trustee since 1995.   Serves until successor trustee
125 Broad Street,                                 is elected or earlier retirement
New York, NY 10004                                or removal

John Winthrop (68)          Trustee since         Serves until successor trustee
One North Adgers Wharf,     September, 2000.      is elected or earlier retirement
Charleston, SC 29401                              or removal

NAME AND AGE                PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock** (61)        Senior Vice President and Chief Financial Officer, I-trax,
3050 K. Street NW,          Inc. (publicly traded health care services company)
Washington, DC 20007        (2001-present); Managing Partner, Federal City Capital
                            Advisors (boutique merchant bank) (1995-2000; 2002 to 2004);
                            Executive Vice President and Chief Financial Officer,
                            Pedestal Inc. (internet-based mortgage trading company)
                            (2000-2002)

Mary K. Bush (56)           President, Bush International (international financial
3509 Woodbine Street,       advisory firm)
Chevy Chase, MD 20815

Margaret B.W. Graham (57)   Founding Director, The Winthrop Group, Inc.
1001 Sherbrooke Street      (consulting firm); Professor of Management, Faculty of
West, Montreal, Quebec,     Management, McGill University
Canada H3A 1G5

Marguerite A. Piret (56)    President and Chief Executive Officer, Newbury, Piret
One Boston Place,           & Company, Inc. (investment banking firm)
28th Floor,
Boston, MA 02108

Stephen K. West (76)        Senior Counsel, Sullivan & Cromwell (law firm)
125 Broad Street,
New York, NY 10004

John Winthrop (68)          President, John Winthrop & Co., Inc. (private
One North Adgers Wharf,     investment firm)
Charleston, SC 29401

NAME AND AGE                OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock** (61)        Director of The Enterprise Social Investment Company
3050 K. Street NW,          (privately-held affordable housing finance company); Director
Washington, DC 20007        of New York Mortgage Trust (publicly traded mortgage REIT)

Mary K. Bush (56)           Director of Brady Corporation (industrial identification and
3509 Woodbine Street,       specialty coated material products manufacturer), Millennium
Chevy Chase, MD 20815       Chemicals, Inc. (commodity chemicals), Mortgage Guaranty
                            Insurance Corporation, and R.J. Reynolds Tobacco Holdings,
                            Inc. (tobacco)

Margaret B.W. Graham (57)   None
1001 Sherbrooke Street
West, Montreal, Quebec,
Canada H3A 1G5

Marguerite A. Piret (56)    Director of New America High Income Fund, Inc.
One Boston Place,           (closed-end investment company)
28th Floor,
Boston, MA 02108

Stephen K. West (76)        Director, The Swiss Helvetia Fund, Inc.
125 Broad Street,           (closed-end investment company) and AMVESCAP PLC (investment
New York, NY 10004          managers)

John Winthrop (68)          None
One North Adgers Wharf,
Charleston, SC 29401

** Mr. Bock became a Trustee of the Trust on January 1, 2005.

PIONEER VALUE VCT PORTFOLIO

TRUST OFFICERS

                             POSITIONS HELD
NAME AND AGE                 WITH THE TRUST            TERM OF OFFICE
Dorothy E. Bourassa (57)     Secretary             Serves at the discretion
                                                   of the Board

Christopher J. Kelley (40)   Assistant Secretary   Serves at the discretion
                                                   of the Board

David C. Phelan (47)         Assistant Secretary   Serves at the discretion
                                                   of the Board

Vincent Nave (59)            Treasurer             Serves at the discretion
                                                   of the Board

Mark E. Bradley (45)         Assistant Treasurer   Serves at the discretion
                                                   of the Board

Luis I. Presutti (39)        Assistant Treasurer   Serves at the discretion
                                                   of the Board

Gary Sullivan (46)           Assistant Treasurer   Serves at the discretion
                                                   of the Board

                                                                                                     OTHER DIRECTORSHIPS HELD
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                  BY THIS OFFICER
Dorothy E. Bourassa (57)     Secretary of PIM-USA; Senior Vice President - Legal of                  None
                             Pioneer; and Secretary/Clerk of most of PIM-USA's
                             subsidiaries since October 2000; Secretary of all of the
                             Pioneer Funds since September 2003 (Assistant Secretary
                             from November 2000 to September 2003); and Senior
                             Counsel, Assistant Vice President and Director of Compliance
                             of PIM-USA from April 1998 through October 2000

Christopher J. Kelley (40)   Assistant Vice President and Senior Counsel of Pioneer since            None
                             July 2002; Vice President and Senior Counsel of BISYS Fund
                             Services, Inc. (April 2001 to June 2002); Senior Vice
                             President and Deputy General Counsel of Funds Distributor,
                             Inc. (July 2000 to April 2001; Vice President and Associate
                             General Counsel from July 1996 to July 2000); Assistant
                             Secretary of all Pioneer Funds since September 2003

David C. Phelan (47)         Partner, Wilmer Cutler Pickering Hale and Dorr LLP; Assistant           None
                             Secretary of all Pioneer Funds since September 2003

Vincent Nave (59)            Vice President - Fund Accounting, Administration and                    None
                             Custody Services of Pioneer; and Treasurer of all of the
                             Pioneer Funds (Assistant Treasurer from June 1999 to
                             November 2000)

Mark E. Bradley (45)         Deputy Treasurer of Pioneer since 2004; Treasurer and Senior            None
                             Vice President, CDC IXIS Asset Management Services from
                             2002 to 2003; Assistant Treasurer and Vice President, MFS
                             Investment Management from 1997 to 2002; and Assistant
                             Treasurer of all of the Pioneer Funds since November 2004

Luis I. Presutti (39)        Assistant Vice President - Fund Accounting, Administration              None
                             and Custody Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds since November 2000

Gary Sullivan (46)           Fund Accounting Manager - Fund Accounting, Administration               None
                             and Custody Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds since May 2002

PIONEER VALUE VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)

TRUST OFFICERS

                              POSITIONS HELD
NAME AND AGE                  WITH THE TRUST        TERM OF OFFICE
Katharine Kim Sullivan (31)   Assistant Treasurer   Serves at the discretion
                                                    of the Board

Martin J. Wolin (37)          Chief Compliance      Serves at the discretion
                              Officer               of the Board

                                                                                             OTHER DIRECTORSHIPS HELD
NAME AND AGE                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                         BY THIS OFFICER
Katharine Kim Sullivan (31)   Fund Administration Manager - Fund Accounting,                 None
                              Administration and Custody Services since June 2003;
                              Assistant Vice President - Mutual Fund Operations of
                              State Street Corporation from June 2002 to June 2003
                              (formerly Deutsche Bank Asset Management); Pioneer
                              Fund Accounting, Administration and Custody Services
                              (Fund Accounting Manager from August 1999 to May 2002,
                              Fund Accounting Services Supervisor from 1997 to July
                              1999); Assistant Treasurer of all Pioneer Funds since
                              September 2003

Martin J. Wolin (37)          Chief Compliance Officer of Pioneer (Director of Compliance    None
                              and Senior Counsel from November 2000 to September
                              2004); Vice President and Associate General Counsel of
                              UAM Fund Services, Inc. (mutual fund administration
                              company) from February 1998 to November 2000; and
                              Chief Compliance Officer of all of the Pioneer Funds.

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                           THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]

                                                           [LOGO] PIONEER
                                                                  INVESTMENTS(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                     PIONEER REAL ESTATE SHARES VCT PORTFOLIO -- CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

   Portfolio and Performance Update                           2

   Comparing Ongoing Portfolio Expenses                       3

   Portfolio Management Discussion                            4

   Schedule of Investments                                    5

   Financial Statements                                       6

   Notes to Financial Statements                             10

   Report of Independent Registered Public Accounting Firm   15

   Trustees, Officers and Service Providers                  16

PLEASE CONSIDER A PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT A PORTFOLIO AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY. TO OBTAIN A PROSPECTUS AND FOR OTHER INFORMATION ON ANY PIONEER PORTFOLIO, CONTACT YOUR ADVISER, CALL 1-800-225-6292 OR VISIT OUR WEBSITE AT www.pioneerfunds.com.

THE TRUST FILES A COMPLETE STATEMENT OF INVESTMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FIRST AND THE THIRD QUARTERS FOR EACH FISCAL YEAR ON FORM N-Q. SHAREOWNERS MAY VIEW THE FILED FORM N-Q BY VISITING THE COMMISSION'S WEB SITE AT http://www.sec.gov. THE FILED FORM MAY ALSO BE VIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION REGARDING THE OPERATIONS OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/04
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks          92.1%
Temporary Cash Investment    7.9%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Office               20.3%
Apartment            18.6%
Regional Mall        13.4%
Industrials          13.1%
Shopping Center      12.0%
Hotel                10.1%
Diversified           7.7%
Self Storage          4.0%
Manufactured Homes    0.4%
Health Care           0.4%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Simon DeBartolo Group, Inc.   6.58%
2. Boston Properties, Inc.       5.08%
3. AvalonBay Communities, Inc.   4.82%
4. Equity Residential Property
      Trust                      4.37%
5. Catellus Development Corp.    4.19%

The Portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

PRICES AND DISTRIBUTIONS
                            12/31/04   12/31/03
Net Asset Value per Share    $ 24.26    $ 18.55

DISTRIBUTIONS PER SHARE               SHORT-TERM      LONG-TERM
(1/1/04 - 6/30/04)        DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                           $ 0.4032      $ 0.2128        $ 0.1166

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER REAL ESTATE SHARES VCT PORTFOLIO at net asset value, compared to that of the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         Wilshire Real Estate Securities Index   Pioneer Real Estate Shares VCT Portfolio
Mar-95                                   10000                                      10000
                                         11322                                      11674
Dec-96                                   15497                                      15680
                                         18565                                      18919
Dec-98                                   15330                                      15258
                                         14841                                      14460
Dec-00                                   19403                                      18904
                                         21431                                      20326
 2-Dec                                   21983                                      20788
                                         30133                                      27951
 4-Dec                                   40622                                      37844

Index comparison begins on 2/28/95. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2004)

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

Life of Class   14.48%
   (3/1/95)
5 Years         21.22%
1 Year          35.39%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to variable product's annual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

USING THE TABLES

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER REAL ESTATE SHARES VCT PORTFOLIO

Based on actual returns from July 1, 2004 through December 31, 2004.

           SHARE CLASS                              I           II
           ---------------------------------   ----------   ----------
           Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
           Ending Account Value on 12/31/04    $ 1,263.87   $ 1,262.50
           Expenses Paid During Period*        $     5.77   $     7.18

* Expenses are equal to the Portfolio's annualized expense ratio of 1.01% and 1.26% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSES PAID ON A $1,000 INVESTMENT IN PIONEER REAL ESTATE SHARES VCT PORTFOLIO

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2004 through December 31, 2004.

           SHARE CLASS                              I           II
           ---------------------------------   ----------   ----------
           Beginning Account Value on 7/1/04   $ 1,000.00   $ 1,000.00
           Ending Account Value on 12/31/04    $ 1,020.21   $ 1,018.95
           Expenses Paid During Period*        $     5.15   $     6.41

* Expenses are equal to the Portfolio's annualized expense ratio of 1.01% and 1.26% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

A WORD ABOUT RISK:

THE PORTFOLIO INVESTS IN REIT SECURITIES, THE VALUE OF WHICH CAN FALL FOR A VARIETY OF REASONS, SUCH AS DECLINES IN RENTAL INCOME, POOR PROPERTY MANAGEMENT, ENVIRONMENTAL LIABILITIES, UNINSURED DAMAGE, INCREASED COMPETITION, OR CHANGES IN REAL ESTATE TAX LAWS.

CALL 800-688-9915 OR VISIT www.pioneer funds.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. CURRENT PER FORMANCE MAY BE LOWER OR HIGHER THAN THE PER FORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE RETURNS FOR THE PORTFOLIO DO NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH VARIABLE PRODUCTS, SUCH AS MORTALITY AND EXPENSE RISK CHARGES, SEPARATE ACCOUNT CHARGES, AND SALES CHARGES. THESE EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN.

PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE WAIVERS IN EFFECT DURING THE PERIODS SHOWN. WITHOUT SUCH WAIVERS PER FORMANCE WOULD BE LOWER. WAIVERS MAY NOT BE IN EFFECT FOR ALL PORTFOLIOS. CERTAIN FEE WAIVERS ARE CONTRACTUAL THROUGH A SPECIFIED PERIOD. OTHERWISE, FEE WAIVERS CAN BE RESCINDED AT ANY TIME. SEE THE PROSPECTUS AND FINANCIAL STATEMENTS FOR MORE INFORMATION.

For the fifth year in a row, real estate stocks achieved positive returns and outperformed the broader market indices. As Matthew Troxell of AEW Capital Management, L.P. explains in the following interview, it will fall to astute stock selection to identify the real estate investments most likely to continue this momentum into the New Year after such a rewarding multi-year rally.

Q:   HOW DID THE PORTFOLIO PERFORM DURING FISCAL 2004?

A: Performance by property type was universally strong. For the 12 months ended December 31, 2004, Class II shares generated a return of 35.39% at net asset value. This performance slightly outperformed the 34.81% return for the Wilshire Real Estate Securities Index for the same period.

     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   WHAT INVESTMENTS CONTRIBUTED TO PERFORMANCE?

A: Strong operating fundamentals at the property level and solid consumer spending patterns boosted returns of regional mall real estate investment trusts (REITs). One of the Portfolio's largest holdings, Simon Property Group, performed strongly in the last quarter of the fiscal year. This REIT announced the acquisition of Chelsea Property Group (also held by the Portfolio) during the first half of the fiscal year. Initially, investors reacted negatively. But we viewed the proposed merger very positively, because Chelsea Property Group, which owns factory outlet shopping centers in Japan as well as in the United States, would add international diversity and a new retail avenue of growth to Simon's current portfolio. Each company's board of directors and Chelsea's shareholders unanimously approved the definitive merger agreement, and the company's stock rallied nicely.

     While the outlook for the office sector is improving as a result of positive job growth, it takes longer for the improvements to manifest themselves at the property owner level. (Tenants must first use their existing empty space before seeking new office space.) Boston Properties, Inc., which holds a portfolio of high-quality buildings in markets with high barriers to entry, exemplifies the kind of resilient, well-managed company that has weathered the office downturn better than many of its counterparts. This office REIT returned 42.5% for 2004.

     A sector of the real estate market that recovered well in 2004 was apartments. AvalonBay Communities, Inc. was one of the Portfolio's best performing stocks for the reporting period. Like the office sector, multi-family housing is benefiting from positive job growth, which helps increase demand for apartments. In addition, we're seeing tremendous demand for the conversion of apartments to condominiums in a number of markets, including southeast Florida and southern California, where the price of owning a home is prohibitive for many people. This increased demand is improving fundamentals while condo conversion demand provides support for asset prices -- a scenario that creates a natural price support.

     In the lodging sector, our selection of hotels did well, but it was the presence of Starwood Hotels and Resorts that dramatically impacted performance with its 64.7% return for 2004. This hotel, like many in its universe, saw great improvement in occupancy rates -- resulting in a greater number of rooms being rented in 2004 than 2003. Much of the improvement was due to the ability of management to increase room rates, which is a more powerful driver of profitability than occupancy rates.

Q:   ANY STOCKS PROVE TO BE DISAPPOINTING?

A: Despite the positive performance of industrial stocks, the sector detracted from performance relatively speaking, since the group underperformed the index. The Portfolio's investments in Liberty Property Trust, an office and industrial REIT, lagged the market due to investor concerns about management's decision to delay construction of a new office building in downtown Philadelphia until an anchor tenant was found. When Comcast signed on as a tenant, the stock recovered. We remain confident that management at Liberty has a good understanding of their business and holds strong assets.

Q:   WHAT IS YOUR OUTLOOK?

A: With the underlying fundamentals improving, real estate stocks appear poised to continue strengthening. However, after such impressive performance during the past five years, we would not be surprised to see a moderating of performance returns in 2005. As the proverbial tide lifts all boats, we expect to take a more cautious approach, knowing that astute stock picking will be challenging but all the more important in the upcoming months.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

   SHARES                                                         VALUE
            COMMON STOCKS - 97.7%
            HOTELS, RESTAURANTS & LEISURE - 5.4%
            HOTELS, RESORTS & CRUISE LINES - 5.4%
   93,500   Hilton Hotels Corp.                           $   2,126,190
   54,000   Starwood Hotels & Resorts                         3,153,600
                                                          -------------
                                                          $   5,279,790
                                                          -------------
            TOTAL HOTELS, RESTAURANTS & LEISURE           $   5,279,790
                                                          -------------
            DIVERSIFIED FINANCIALS - 3.3%
            DIVERSIFIED FINANCIAL SERVICES - 3.3%
   86,000   Brookfield Properties Corp. (a)               $   3,216,400
                                                          -------------
            TOTAL DIVERSIFIED FINANCIALS                  $   3,216,400
                                                          -------------
            REAL ESTATE - 89.1%
            REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.5%
  131,500   Catellus Development Corp.                    $   4,023,900
   27,500   Kite Realty Group Trust                             420,200
                                                          -------------
                                                          $   4,444,100
                                                          -------------
            REAL ESTATE INVESTMENT TRUSTS - 84.6%
   38,000   Apartment Investment & Management Co.         $   1,464,520
   46,200   AMB Property Corp.                                1,866,018
   40,000   Arden Realty Group, Inc.                          1,508,800
  102,000   Archstone Communities Trust                       3,906,600
   61,500   AvalonBay Communities, Inc.                       4,630,950
   20,500   BioMed Property Trust, Inc.                         455,305
   75,500   Boston Properties, Inc.                           4,882,585
    6,200   Capital Automotive                                  220,255
   44,600   Camden Property Trust                             2,274,600
   19,000   Carramerica Realty Corp.                            627,000
   21,000   Corporate Office Properties                         616,350
   74,000   Developers Diversifies Realty Corp.               3,283,380
   53,000   Duke Realty Investments, Inc.                     1,809,420
   11,300   Equity Lifestyle Properties, Inc.                   403,975
   86,000   Equity Office Properties Trust                    2,504,320
  116,000   Equity Residential Property Trust (a)             4,196,880
   12,100   First Potomac Realty Trust                          275,880
   38,000   Federal Realty Investment Trust                   1,962,700
   74,500   General Growth Properties, Inc.                   2,693,920
   51,000   Highwoods Properties, Inc.                        1,412,700
  196,800   Host Marriott Corp.                               3,404,640
   14,500   Hospitality Properties Trust                        667,000
    9,000   Healthcare Realty Trust, Inc.                       366,300
   24,500   iStar Financial, Inc.                             1,108,870
   16,500   Kimco Realty Corp.                                  956,835
   12,000   Kilroy Realty Corp.                           $     513,000
   82,000   Liberty Property Trust                            3,542,400
   30,900   The Macerich Co.                                  1,940,520
   90,900   ProLogis Trust                                    3,938,697
   30,800   Pan Pacific Retail Properties, Inc.               1,931,160
   41,000   Prentiss Properties Trust                         1,566,200
   44,000   Public Storage, Inc.                              2,453,000
   25,000   PS Business Parks, Inc.                           1,127,500
   53,600   Regency Centers Corp.                             2,969,440
   10,800   Spirit Finance Corp.* (a)                           136,620
   30,500   Shurgard Storage Centers, Inc.                    1,342,305
   24,700   Strategic Hotel Capital, Inc.                       407,550
   97,800   Simon DeBartolo Group, Inc.                       6,324,726
   63,400   Taubman Centers, Inc.                             1,898,830
   70,400   Trizec Properties Inc.                            1,331,968
   57,000   United Dominion Realty Trust                      1,413,600
   36,500   Vornado Realty Trust (a)                          2,778,745
                                                          -------------
                                                          $  83,116,064
                                                          -------------
            TOTAL REAL ESTATE                             $  87,560,164
                                                          -------------
            TOTAL COMMON STOCKS
            (Cost $63,722,198)                            $  96,056,354
                                                          -------------
            TEMPORARY CASH INVESTMENT - 8.4%
            SECURITY LENDING COLLATERAL - 8.4%
8,225,580   Securities Lending
            Investment Fund, 2.18%                        $   8,225,580
                                                          -------------
            TOTAL TEMPORARY CASH
            INVESTMENT
            (Cost $8,225,580)                             $   8,225,580
                                                          -------------
            TOTAL INVESTMENTS IN
            SECURITIES - 106.1%
            (Cost $71,947,778)                            $ 104,281,934
                                                          -------------
            OTHER ASSETS
            AND LIABILITIES - (6.1)%                      $  (6,035,766)
                                                          -------------
            TOTAL NET ASSETS - 100.0%                     $  98,246,168
                                                          =============

*    Non-income producing security

(a)  At December 31, 2004, the following securities were out on loan:

     SHARES   SECURITY                            MARKET VALUE
     81,700   Brookfield Properties Corp.          $ 3,055,580
     58,700   Equity Residential Property Trust      2,123,766
     10,260   Spirit Finance Corp.*                    129,789
     34,675   Vornado Realty Trust                   2,639,808
                                                   -----------
              TOTAL                                $ 7,948,943
                                                   ===========

The accompanying notes are an integral part of these financial statements.     5

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS II (a)                                                           12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
Net asset value, beginning of period                                   $  18.55     $  14.45     $  14.75     $  14.40    $ 14.55
                                                                       --------     --------     --------     --------    -------
Increase from investment operations:
   Net investment income                                               $   0.44     $   0.68     $   0.55     $   0.41    $  0.32
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                    6.00         4.18        (0.20)        0.63      (0.28)
                                                                       --------     --------     --------     --------    -------
      Net increase from investment operations                          $   6.44     $   4.86     $   0.35     $   1.04    $  0.04
Distributions to shareowners:
   Net investment income                                                  (0.40)       (0.56)       (0.65)       (0.52)     (0.09)
   Net realized gain                                                      (0.33)          --           --           --         --
   Net tax return of capital                                                 --        (0.20)          --        (0.17)     (0.10)
                                                                       --------     --------     --------     --------    -------
   Net increase (decrease) in net asset value                          $   5.71     $   4.10     $  (0.30)    $   0.35    $ (0.15)
                                                                       --------     --------     --------     --------    -------
   Net asset value, end of period                                      $  24.26     $  18.55     $  14.45     $  14.75    $ 14.40
                                                                       ========     ========     ========     ========    =======
Total return*                                                             35.39%       34.45%        2.28%        7.52%      1.32%
Ratio of net expenses to average net assets+                               1.23%        1.28%        1.32%        1.52%      1.63%**
Ratio of net investment income to average net assets+                      2.20%        4.26%        4.21%        4.36%      7.54%**
Portfolio turnover rate                                                      35%          20%          29%          34%        31%**
Net assets, end of period (in thousands)                               $ 61,799     $ 39,892     $ 31,985     $ 11,972    $ 1,770
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                            1.23%        1.28%        1.32%        1.52%      1.63%**
   Net investment income                                                   2.20%        4.26%        4.21%        4.36%      7.54%**

(a)  Class 2 shares were first publicly offered on August 1, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

6     The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including securities loaned of $7,948,943) (Cost $71,947,778)   $ 104,281,934
   Cash                                                                                                    2,220,578
   Receivables -
      Fund shares sold                                                                                        15,950
      Dividends, interest and foreign taxes withheld                                                         561,625
   Other                                                                                                       3,635
                                                                                                       -------------
         Total assets                                                                                  $ 107,083,722
                                                                                                       -------------
LIABILITIES:
   Payables -
      Investment securities purchased                                                                  $     404,407
      Fund shares repurchased                                                                                 60,248
      Upon return for securities loaned                                                                    8,225,580
   Due to affiliates                                                                                          82,031
   Accrued expenses                                                                                           65,288
                                                                                                       -------------
         Total liabilities                                                                             $   8,837,554
                                                                                                       -------------
NET ASSETS:
   Paid-in capital                                                                                     $  62,351,060
   Undistributed net investment income (loss)                                                                286,854
   Accumulated undistributed net realized gain (loss)                                                      3,274,098
   Net unrealized gain (loss) on:
      Investments                                                                                         32,334,156
                                                                                                       -------------
         Total net assets                                                                              $  98,246,168
                                                                                                       -------------
NET ASSET VALUE PER SHARE:
   CLASS I:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                       $  36,447,028
   Shares outstanding                                                                                      1,499,747
                                                                                                       -------------
      Net asset value per share                                                                        $       24.30
   CLASS II:
   No par value (unlimited number of shares authorized)
      Net assets                                                                                       $  61,799,140
   Shares outstanding                                                                                      2,547,790
                                                                                                       -------------
      Net asset value per share                                                                        $       24.26

The accompanying notes are an integral part of these financial statements.     7

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                          YEAR ENDED
                                                           12/31/04
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $3,560)   $  2,668,265
   Interest                                                    28,012
   Income on securities loaned, net                             1,856
                                                         ------------
         Total investment income                         $  2,698,133
                                                         ------------
EXPENSES:
   Management fees                                       $    632,167
   Transfer agent fees and expenses                             3,007
   Distribution fees (Class II)                               117,814
   Administrative reimbursements                               18,500
   Custodian fees                                              34,727
   Professional fees                                           46,225
   Printing expense                                            37,031
   Miscellaneous                                                2,572
                                                         ------------
         Total expenses                                  $    892,043
                                                         ------------
         Net expenses                                    $    892,043
                                                         ------------
            Net investment income (loss)                 $  1,806,090
                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                        $  7,508,438
                                                         ------------
                                                         $  7,508,438
                                                         ------------
   Change in net unrealized gain or loss from:
      Investments                                        $ 15,633,552
                                                         ------------
                                                         $ 15,633,552
                                                         ------------
   Net gain (loss) on investments, futures contracts
      and foreign currency transactions                  $ 23,141,990
                                                         ============
   Net increase (decrease) in net assets resulting
      from operations                                    $ 24,948,080
                                                         ============

8     The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED      YEAR ENDED
                                                                                     12/31/04        12/31/03
FROM OPERATIONS:
Net investment income (loss)                                                      $   1,806,090   $   2,666,503
Net realized gain (loss) on investments                                               7,508,438        (441,521)
Change in net unrealized gain or loss on investments, futures contracts and
   foreign currency transactions                                                     15,633,552      15,916,594
                                                                                  -------------   -------------
      Net increase (decrease) in net assets
         resulting from operations                                                $  24,948,080   $  18,141,576
                                                                                  -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                        $    (707,216)  $  (1,049,939)
   Class II                                                                            (916,414)     (1,121,546)
Net Realized Gains
   Class I                                                                             (493,376)             --
   Class II                                                                            (803,210)             --
                                                                                  -------------   -------------
Tax return of capital
   Class I                                                                                   --        (372,973)
   Class II                                                                                  --        (398,048)
      Total distributions to shareowners                                          $  (2,920,216)  $  (2,942,506)
                                                                                  -------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $  20,027,996   $   9,753,610
Reinvestment of distributions                                                         2,920,216       2,942,506
Cost of shares repurchased                                                          (18,513,875)    (17,969,003)
                                                                                  -------------   -------------
   Net increase (decrease) in net assets resulting from Fund share transactions   $   4,434,337   $  (5,272,887)
                                                                                  -------------   -------------
   Net increase (decrease) in net assets                                          $  26,462,201   $   9,926,183
                                                                                  -------------   -------------
NET ASSETS:
Beginning of year                                                                 $  71,783,967   $  61,857,784
                                                                                  -------------   -------------
End of year                                                                       $  98,246,168   $  71,783,967
                                                                                  =============   =============
Undistributed net investment income (loss),
   end of year                                                                    $     286,854   $     153,315
                                                                                  =============   =============

The accompanying notes are an integral part of these financial statements.     9

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Real Estate Shares VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging
      Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International
      Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
      Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small
      Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap
      Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
      Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
      Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-
      Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
      Income Portfolio)
   Pioneer America Income VCT Portfolio (America
      Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
      Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
      shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp
      America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio
      (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
      (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
      Opportunities Portfolio) (Class I shares only)
   Pioneer Small Cap Value II VCT Portfolio (Small Cap
      Value I Portfolio) (Class II shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Real Estate Shares Portfolio pursues long-term capital growth, with current income as a secondary objective.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

     Because Real Estate Shares Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

B.   FUTURES CONTRACTS

     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2004, Real Estate Shares had no open contracts.

C.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     A portion of the dividend income recorded by Real Estate Shares Portfolio is from distributions by

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

     publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Trust as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the statement of operations.

     Capital loss carryforwards are available to offset future realized capital gains.

     At December 31, 2004, the portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                                           UNDISTRIBUTED NET    ACCUMULATED
                                               INVESTMENT      REALIZED GAIN    PAID-IN
PORTFOLIO                                    INCOME (LOSS)         (LOSS)       CAPITAL
----------------------------------------   -----------------   -------------   --------
Pioneer Real Estate Shares VCT Portfolio       $ (48,921)         $ 19,456     $ 29,465
                                               ==========         ========     ========

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2004 and the distributions paid during the years ended December 31, 2004 and 2003 on a tax basis.

                                                               2004          2003*
                                                           ------------   -----------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                            $  2,449,917   $ 2,171,485
Long-Term capital gain                                          470,299            --
                                                           ------------   -----------
                                                              2,920,216     2,171,485
Return of Capital                                                    --       771,021
                                                           ------------   -----------
   Total distributions                                     $  2,920,216   $ 2,942,506
                                                           ============   ===========
DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES):
Undistributed long-term gain/(capital loss carryforward)   $  3,564,562
REIT Dividend Payable                                           286,584
Unrealized appreciation (depreciation)                       32,043,692
                                                           ------------
   Total                                                   $ 35,895,108
                                                           ============

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

     * Included in the Portfolio's distributions from 2003 ordinary income is $192,564 in excess of investment company taxable income, which, in accordance with U.S. tax law, is taxable to shareowners as ordinary income distributions.

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts, and the tax treatment of premium amortization.

F.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $1,231,475 in commissions on the sale of Trust shares for the year ended December 31, 2004. Distribution fees for Class II Shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio,

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS),

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

     for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

G.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the following annual rate of 0.80% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2004, $68,694 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $270 in transfer agent fees payable to PIMSS at December 31, 2004.

4.   DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $13,097 payable to PFD at December 31, 2004.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                  NET
                                                  GROSS          GROSS       APPRECIATION/
                                 TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                               ------------   ------------   ------------   --------------
Real Estate Shares Portfolio   $ 72,238,242   $ 32,121,655    $ (77,963)     $ 32,043,692
                               ============   ============    =========      ============

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (CONTINUED)
--------------------------------------------------------------------------------

6.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2004, were $33,759,977 and $26,732,885, respectively.

7.   CAPITAL SHARES

At December 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

REAL ESTATE SHARES PORTFOLIO    '04 SHARES     '04 AMOUNT    '03 SHARES    '03 AMOUNT
-----------------------------   ----------   -------------   ----------   ------------
CLASS I:
Shares sold                       151,466    $   3,192,487     153,884    $  2,545,266
Reinvestment of distributions      56,986        1,200,592      87,137       1,422,912
Shares repurchased               (425,846)      (8,497,885)   (588,199)     (9,201,017)
                                 --------    -------------    --------    ------------
   Net increase                  (217,394)   $  (4,104,806)   (347,178)   $ (5,232,839)
                                 ========    =============    ========    ============
CLASS II:
Shares sold                       820,863    $  16,835,509     424,038    $  7,208,344
Reinvestment of distributions      81,377        1,719,624      92,474       1,519,594
Shares repurchased               (505,041)     (10,015,990)   (578,790)     (8,767,986)
                                 ========    =============    ========    ============
   Net increase                   397,199    $   8,539,143     (62,278)   $    (40,048)
                                 ========    =============    ========    ============

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER REAL ESTATE SHARES VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Real Estate Shares VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                              /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                         TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                        The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's
CUSTODIAN                                                  operations. The Trust's Trustees and officers are listed below, together
Brown Brothers Harriman & Co.                              with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM              Investment Company Act of 1940 are referred to as Interested Trustees.
Ernst & Young LLP                                          Trustees who are not interested persons of the Trust are referred to as
                                                           Independent Trustees. Each of the Trustees serves as a trustee of each
PRINCIPAL UNDERWRITER                                      of the 73 U.S. registered investment portfolios for which Pioneer
Pioneer Funds Distributor, Inc.                            Investment Management, Inc. ("Pioneer") serves as investment adviser (the
                                                           "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts
                                                           02109.

LEGAL COUNSEL                                              The Trust's statement of additional information provides more detailed
Wilmer Cutler Pickering Hale and Dorr LLP                  information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

SHAREOWNER SERVICES AND TRANSFER                           Proxy Voting Policies and Procedures of the Trust are available without
Pioneer Investment Management Shareholder Services, Inc.   charge, upon Agent request, by calling our toll free number
                                                           (1-800-225-6292). This information is also available online at
                                                           pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                              POSITIONS HELD                                PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST       TERM OF OFFICE           FIVE YEARS                         HELD BY THIS TRUSTEE
John F. Cogan, Jr. (78)*      Chairman of the      Serves until successor   Trustee and President Serves       Director of Harbor
                              Board, Trustee and   trustee is elected or    until retirement or removal;       Global Company, Ltd.
                              President            earlier retirement       Deputy Chairman and a Director
                                                   or removal               of Pioneer Global Asset
                                                                            Management S.p.A. ("PGAM");
                                                                            Non-Executive Chairman and a
                                                                            Director of Pioneer Investment
                                                                            Management USA Inc. ("PIM-USA");
                                                                            Chairman and a Director of
                                                                            Pioneer; Director of Pioneer
                                                                            Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a Director of
                                                                            Pioneer Alternative Investment
                                                                            Management (Bermuda) Limited and
                                                                            affiliated funds; President and
                                                                            Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD");
                                                                            President of all of the Pioneer
                                                                            Funds; and Of Counsel (since
                                                                            2000, partner prior to 2000),
                                                                            Wilmer Cutler Pickering Hale and
                                                                            Dorr LLP (counsel to PIM-USA and
                                                                            the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (52)**         Trustee and          Serves until successor   President and Chief Executive      None
                              Executive Vice       trustee is elected or    Officer, PIM-USA since May 2003
                              President            earlier retirement or    (Director since January 2001);
                                                   removal                  President and Director of
                                                                            Pioneer since May 2003; Chairman
                                                                            and Director of Pioneer
                                                                            Investment Management
                                                                            Shareholder Services, Inc.
                                                                            ("PIMSS") since May 2003;
                                                                            Executive Vice President of all
                                                                            of the Pioneer Funds since June
                                                                            2003; Executive Vice President
                                                                            and Chief Operating Officer of
                                                                            PIM-USA, November 2000 to May
                                                                            2003; Executive Vice President,
                                                                            Chief Financial Officer and
                                                                            Treasurer, John Hancock
                                                                            Advisers, L.L.C., Boston, MA,
                                                                            November 1999 to November 2000;
                                                                            Senior Vice President and Chief
                                                                            Financial Officer, John Hancock
                                                                            Advisers, L.L.C., April 1997 to
                                                                            November 1999.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                              POSITIONS HELD                                PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST       TERM OF OFFICE           FIVE YEARS                         HELD BY THIS TRUSTEE
David R. Bock **(61)          Trustee since        Serves until a           Senior Vice President and Chief    Director of The
3050 K. Street NW,            2005.                successor trustee is     Financial Officer, I-trax, Inc.    Enterprise Social
Washington, DC 20007                               elected or earlier       (publicly traded health care       Investment Company
                                                   retirement or removal.   services company)                  (privately-held
                                                                            (2001-present); Managing           affordable housing
                                                                            Partner, Federal City Capital      finance company);
                                                                            Advisors (boutique merchant        Director of New York
                                                                            bank) (1995-2000; 2002 to 2004);   Mortgage Trust
                                                                            Executive Vice President and       (publicly traded
                                                                            Chief Financial Officer,           mortgage REIT)
                                                                            Pedestal Inc. (internet-based
                                                                            mortgage trading company)
                                                                            (2000-2002)

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)             Trustee since        Serves until successor   President, Bush International      Director of Brady
3509 Woodbine Street,         2000.                trustee is elected or    (international financial           Corporation
Chevy Chase, MD 20815                              earlier retirement or    advisory firm)                     (industrial
                                                   removal                                                     identification and
                                                                                                               specialty coated
                                                                                                               material products
                                                                                                               manufacturer),
                                                                                                               Millennium Chemicals,
                                                                                                               Inc. (commodity
                                                                                                               chemicals), Mortgage
                                                                                                               Guaranty Insurance
                                                                                                               Corporation, and R.J.
                                                                                                               Reynolds Tobacco
                                                                                                               Holdings, Inc.
                                                                                                               (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (57)     Trustee since        Serves until successor   Founding Director, The Winthrop    None
1001 Sherbrooke Street        2000.                trustee is elected or    Group, Inc. (consulting firm);
West, Montreal, Quebec,                            earlier retirement or    Professor of Management, Faculty
Canada H3A 1G5                                     removal                  of Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (56)      Trustee since        Serves until successor   President and Chief Executive      Director of New
One Boston Place,             1995.                trustee is elected or    Officer, Newbury, Piret &          America High Income
28th Floor,                                        earlier retirement or    Company, Inc. (investment          Fund, Inc.
Boston, MA 02108                                   removal                  banking firm)                      (closed-end
                                                                                                               investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (76)          Trustee since        Serves until successor   Senior Counsel, Sullivan &         Director, The Swiss
125 Broad Street,             1995.                trustee is elected or    Cromwell (law firm)                Helvetia Fund, Inc.
New York, NY 10004                                 earlier retirement or                                       (closed-end
                                                   removal                                                     investment company)
                                                                                                               and AMVESCAP PLC
                                                                                                               (investment managers)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)            Trustee since        Serves until successor   President, John Winthrop & Co.,    None
One North Adgers Wharf,       September, 2000.     trustee is elected or    Inc. (private investment firm)
Charleston, SC 29401                               earlier retirement or
                                                   removal
------------------------------------------------------------------------------------------------------------------------------------

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                              POSITIONS HELD                                PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST       TERM OF OFFICE           FIVE YEARS                         HELD BY THIS OFFICER
Dorothy E. Bourassa (57)      Secretary            Serves at the            Secretary of PIM-USA; Senior       None
                                                   discretion of the        Vice President - Legal of
                                                   Board                    Pioneer; and Secretary/Clerk of
                                                                            most of PIM-USA's subsidiaries
                                                                            since October 2000; Secretary of
                                                                            all of the Pioneer Funds since
                                                                            September 2003 (Assistant
                                                                            Secretary from November 2000 to
                                                                            September 2003); and Senior
                                                                            Counsel, Assistant Vice
                                                                            President and Director of
                                                                            Compliance of PIM-USA from April
                                                                            1998 through October 2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (40)    Assistant            Serves at the            Assistant Vice President and       None
                              Secretary            discretion of the        Senior Counsel of Pioneer since
                                                   Board                    July 2002; Vice President and
                                                                            Senior Counsel of BISYS Fund
                                                                            Services, Inc. (April 2001 to
                                                                            June 2002); Senior Vice
                                                                            President and Deputy General
                                                                            Counsel of Funds Distributor,
                                                                            Inc. (July 2000 to April 2001;
                                                                            Vice President and Associate
                                                                            General Counsel from July 1996
                                                                            to July 2000); Assistant
                                                                            Secretary of all Pioneer Funds
                                                                            since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (47)          Assistant            Serves at the            Partner, Wilmer Cutler Pickering   None
                              Secretary            discretion of the        Hale and Dorr LLP; Assistant
                                                   Board                    Secretary of all Pioneer Funds
                                                                            since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)             Treasurer            Serves at the            Vice President - Fund              None
                                                   discretion of the        Accounting, Administration and
                                                   Board                    Custody Services of Pioneer; and
                                                                            Treasurer of all of the Pioneer
                                                                            Funds (Assistant Treasurer from
                                                                            June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (45)          Assistant            Serves at the            Deputy Treasurer of Pioneer        None
                              Treasurer            discretion of the        since 2004; Treasurer and Senior
                                                   Board                    Vice President, CDC IXIS Asset
                                                                            Management Services from 2002 to
                                                                            2003; Assistant Treasurer and
                                                                            Vice President, MFS Investment
                                                                            Management from 1997 to 2002;
                                                                            and Assistant Treasurer of all
                                                                            of the Pioneer Funds since
                                                                            November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)         Assistant            Serves at the            Assistant Vice President - Fund    None
                              Treasurer            discretion of the        Accounting, Administration and
                                                   Board                    Custody Services of Pioneer; and
                                                                            Assistant Treasurer of all of
                                                                            the Pioneer Funds since November
                                                                            2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)            Assistant            Serves at the            Fund Accounting Manager - Fund      None
                              Treasurer            discretion of the        Accounting, Administration and
                                                   Board                    Custody Services of Pioneer; and
                                                                            Assistant Treasurer of all of
                                                                            the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                              POSITIONS HELD                                PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE TRUST       TERM OF OFFICE           FIVE YEARS                         HELD BY THIS OFFICER
Katharine Kim Sullivan (31)   Assistant            Serves at the            Fund Administration Manager -      None
                              Treasurer            discretion of the        Fund Accounting, Administration
                                                   Board                    and Custody Services since June
                                                                            2003; Assistant Vice President -
                                                                            Mutual Fund Operations of State
                                                                            Street Corporation from June
                                                                            2002 to June 2003 (formerly
                                                                            Deutsche Bank Asset Management);
                                                                            Pioneer Fund Accounting,
                                                                            Administration and Custody
                                                                            Services (Fund Accounting
                                                                            Manager from August 1999 to May
                                                                            2002, Fund Accounting Services
                                                                            Supervisor from 1997 to July
                                                                            1999); Assistant Treasurer of
                                                                            all Pioneer Funds since
                                                                            September 2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (37)          Chief Compliance     Serves at the            Chief Compliance Officer of        None
                              Officer              discretion of the        Pioneer (Director of Compliance
                                                   Board                    and Senior Counsel from November
                                                                            2000 to September 2004); Vice
                                                                            President and Associate General
                                                                            Counsel of UAM Fund Services,
                                                                            Inc. (mutual fund administration
                                                                            company) from February 1998 to
                                                                            November 2000; and Chief
                                                                            Compliance Officer of all of the
                                                                            Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES.

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES.

[LOGO] PIONEER
       INVESTMENTS(R)



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with routine and non routine filings of its Form N-1A, totaled approximately $521,000 in 2004 and $525,600 in 2003 for the Trusts 22 portfolios and 19 of the 22 portfolios at that time, respectively. Included in the 2003 fees is an additional billing related to that audit, which was billed after the Trusts filing of its N-CSR for the year ended December 31, 2003.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no other audit related services provided to the Trust during the fiscal year ended December 31, 2004. Fees for the Trusts audit-related services, which were for reviews of the semi annual financial statements for some of the Trusts 16 portfolios, totaled approximately $50,000 in 2003.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $161,525 in 2004 and $81,050 in 2003.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal years ended December 31, 2004 and 2003.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund's independent auditor, Ernst & Young
LLP ("E&Y"), recently has advised the Securities and Exchange Commission, the Public Company
Accounting Oversight Board, and the Audit
Committee of the Fund's Board of Trustees that certain non-audit work performed by E&Y's China affiliate has raised questions regarding E&Y's independence with respect to its performance of audit services for the Fund. In July 2004, E&Y became aware that member firms in China ("E&Y
China") provided certain tax services to offices of UniCredito Italiano, S.p.A. ("UCI"), a member of the Fund's Investment Company Complex. The services included receipt and disbursement of monies transferred to E&Y China by UCI in payment of individual expatriate income taxes due on returns prepared by E&Y China for certain UCI employees located in China from October 1998 to May 2003. E&Y became auditors of the Fund in May 2002. These expatriate tax services were discontinued in May 2003. The fees received by E&Y China for all such services totaled $3,685.

The Fund's Audit Committee and E&Y have
discussed the matter, including the nature of the services provided, the personnel involved in providing the services and the fees received by E&Y for performing the services. The Committee continues to review the facts and circumstances surrounding the matter, including the issue of whether the monies transferred for employees' taxes were de facto monies due the employees for tax payments rather than monies belonging to UCI.
E&Y has informed the Audit Committee that based on its internal reviews and the de minimis nature of the services provided and fees received, it does not believe its independence with respect to the Fund has been impaired.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled $139,525 in 2004 and $154,350 in 2003.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trusts audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31, 2004 and 2003, there were no services provided to an affiliate that required the Trusts audit committee pre-approval.

ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date   March 9, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date  March 9, 2005


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date  March 9, 2005

* Print the name and title of each signing officer under his or her signature.